SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT (NO. 33-73824)

UNDER

THE SECURITIES ACT OF 1933

Pre-Effective Amendment No.

Post-Effective Amendment No. 50

and

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940

Investment Company Act File No. 811-8274

Amendment No. 52

MASSMUTUAL SELECT FUNDS

(Exact Name of Registrant as Specified in Declaration of Trust)

1295 State Street, Springfield, Massachusetts 01111

(413) 788-8411

Name and Address of Agent for Service

Andrew M. Goldberg, Esq.

Vice President, Secretary and Chief Legal Officer

MassMutual Select Funds

1295 State Street

Springfield, Massachusetts 01111

Copy to:

Timothy W. Diggins, Esq.

Ropes & Gray LLP

One International Place

Boston, MA 02110

It is proposed that this filing become effective on April 1, 2010 pursuant to paragraph (a)(2) of rule 485.

Approximate Date of Proposed Public Offering: As soon as practicable after this Registration Statement becomes effective.

TO THE SECURITIES AND EXCHANGE COMMISSION:

Registrant submits this Post-Effective Amendment No. 50 to its Registration Statement No. 33-73824 under the Securities Act of 1933 and this Amendment No. 52 to its Registration Statement No. 811-8274 under the Investment Company Act of 1940. This Post-Effective Amendment relates to each series of the Registrant.

MASSMUTUAL SELECT FUNDS

This Prospectus describes the following Funds:

Fund Name	Class S		Class Y		Class L		Class A		Class N		Class Z
MassMutual Select Strategic Bond Fund	MBSSX		MBSYX		MSBLX		MSBAX		MSBNX
MassMutual Select Strategic Balanced Fund	MSTSX		MSTYX		MTSLX		MTSAX		MTSNX
MassMutual Select Global Allocation Fund	MGSSX		MGSYX		MGSLX		MGJAX		MGSNX
MassMutual Select Diversified Value Fund	MDVSX		MDVYX		MDDLX		MDDAX		MDVNX
MassMutual Select Fundamental Value Fund	MVUSX		MFUYX		MFULX		MFUAX		MFUNX
MassMutual Select Value Equity Fund	MVESX		MVEYX		MMVLX		MMVAX		MMVNX
MassMutual Select Large Cap Value Fund	MLVSX		MMLYX		MLVLX		MMLAX		MLVNX
MassMutual Select Indexed Equity Fund	MMIEX		MIEYX		MMILX		MIEAX		MMINX		MIEZX
MassMutual Select Core Opportunities Fund	MMOSX		MMOYX		MMOLX		MMTAX		MMONX
MassMutual Select Blue Chip Growth Fund	MBCSX		MBCYX		MBCLX		MBCGX		MBCNX
MassMutual Select Large Cap Growth Fund	MLGSX		MLGYX		MLGLX		MLGAX		MLGNX
MassMutual Select Aggressive Growth Fund	MGRSX		MAGYX		MAGLX		MMAAX		MMANX
MassMutual Select NASDAQ-100® Fund	MOTCX		MOTYX		MOTLX		MOTAX		MOTNX
MassMutual Select Focused Value Fund	MFVSX		MMFYX		MMFVX		MFVAX		MFVNX
MassMutual Select Mid-Cap Value Fund	MLUSX		MLUYX		MLULX		MLUAX		MLUNX
MassMutual Select Small Cap Value Equity Fund	MMQSX		MMQYX		MMQLX		MMQAX		MMQNX
MassMutual Select Small Company Value Fund	MSVSX		MMVYX		MMYLX		MMYAX		MSVNX
MassMutual Select Mid Cap Growth Equity Fund	MCGSX		MCGYX		MMGLX		MMMAX		MMGNX
MassMutual Select Mid Cap Growth Equity II Fund	MGRFX		MEFYX		MMELX		MEFAX		MEFNX
MassMutual Select Small Cap Growth Equity Fund	MSGSX		MSCYX		MSGLX		MMGEX		MSGNX
MassMutual Select Small Company Growth Fund	MSCSX		MMCYX		MMCLX		MRWAX		MMCNX
MassMutual Select Emerging Growth Fund	MEESX		MEGYX		MEGLX		MMEGX		MEGNX
MassMutual Select Diversified International Fund	MMZSX		MMZYX		MMZLX		MMZAX		MMZNX
MassMutual Select Overseas Fund	MOSSX		MOSYX		MOSLX		MOSAX		MOSNX
MassMutual Select Destination Retirement Income Fund	MDRSX		MDRYX		MDRLX		MRDAX		MDRNX
MassMutual Select Destination Retirement 2010 Fund	MRXSX		MRXYX		MRXLX		MRXAX		MRXNX
MassMutual Select Destination Retirement 2015 Fund	[	]	[	]	[	]	[	]	[	]
MassMutual Select Destination Retirement 2020 Fund	MRTSX		MRTYX		MRTLX		MRTAX		MRTNX
MassMutual Select Destination Retirement 2025 Fund	[	]	[	]	[	]	[	]	[	]
MassMutual Select Destination Retirement 2030 Fund	MRYSX		MRYYX		MYRLX		MRYAX		MRYNX
MassMutual Select Destination Retirement 2035 Fund	[	]	[	]	[	]	[	]	[	]
MassMutual Select Destination Retirement 2040 Fund	MFRSX		MRFYX		MRFLX		MRFAX		MFRNX
MassMutual Select Destination Retirement 2045 Fund	[	]	[	]	[	]	[	]	[	]
MassMutual Select Destination Retirement 2050 Fund	MMTSX		MMRYX		MMRLX		MMARX		MMRNX

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any statement to the contrary is a crime.

PROSPECTUS

April 1, 2010

–  1  –

–  2  –

–  3  –

MassMutual Select Strategic Bond Fund

INVESTMENT OBJECTIVE

This Fund seeks a superior total rate of return by investing in fixed income instruments.

FEES AND EXPENSES OF THE FUND

These tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. For Class A shares, you may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in MassMutual funds. More information about these and other discounts is available in the section titled Sales Charges by Class in the Fund’s Prospectus or from your financial professional.

Shareholder Fees (fees paid directly from your investment)

	Class S	Class Y	Class L	Class A	Class N
Maximum Sales Charge (Load) on purchases (as a % of offering price)	None	None	None	4.75%	None
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	None	None	None	None	1.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class S	Class Y	Class L	Class A	Class N
Management Fees	.55%	.55%	.55%	.55%	.55%
Distribution and Service (Rule 12b-1) Fees	None	None	None	.25%	.50%
Other Expenses	.10%	.15%	.30%	.30%	.35%
Total Annual Fund Operating Expenses(1)	.65%	.70%	.85%	1.10%	1.40%
(1)	Employee benefit plans which invest in the Fund through MassMutual separate investment accounts may pay additional charges under their group annuity contract or services agreement. Investors who purchase shares directly from the Fund may also be subject to charges imposed in their administrative services or other agreement with MassMutual or MassMutual affiliate. None of these charges are deducted from Fund assets.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in each share class of the Fund for the time periods indicated and then, except as indicated, redeem all of your shares at the end of those periods. For Class A shares, the example includes the initial sales charge. The example also assumes that your investment earns a 5% return each year and that the Fund’s operating expenses are exactly as described in the preceding table. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class S	$66	$208	$362	$810
Class Y	$72	$224	$390	$871
Class L	$87	$271	$471	$1,049
Class A	$582	$808	$1,052	$1,752
Class N	$246	$443	$766	$1,680
Class N (no redemption)	$143	$443	$766	$1,680

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the examples, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was [    ]% of the average value of its portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategies

Under normal circumstances, the Fund invests at least 80% of its net assets in U.S. dollar-denominated fixed income securities and other debt instruments of domestic and foreign entities, including corporate bonds, securities issued or guaranteed as to principal or interest by the U.S. government or its agencies or instrumentalities, mortgage-backed or asset-backed securities and money market instruments. The Fund may invest up to 20% of its total assets in non-U.S. dollar-denominated securities. The Fund may but will not necessarily engage in foreign currency transactions to attempt to protect against adverse changes in currency exchange rates. In pursuing its

–  4  –

investment objective, the Fund may (but is not obligated to) use a wide variety of exchange-traded and over-the-counter derivatives, such as options (including swaptions and interest rate caps and floors), futures contracts, and swap contracts (including credit default swaps, total return swaps, interest rate and currency swaps), for hedging purposes or as a substitute for investing directly in securities, including for purposes of enhancing returns. The Fund may also invest in money market securities, including commercial paper. The Fund may hold a portion of its assets in cash.

The Fund invests primarily in investment grade securities (rated Baa or higher by Moody’s or BBB or higher by Standard & Poor’s, or, if unrated, determined by the subadviser to be of comparable quality), but may invest up to 25% of the portfolio in below investment grade securities (“junk bonds”). The Fund may invest in domestic and foreign issuer loans and loan participations that pay interest at rates that float or reset periodically at a margin above a generally recognized base lending rate. The Fund may invest in loans of companies whose financial condition is troubled or uncertain and that may be involved in bankruptcy proceedings, reorganizations or financial restructurings. The Fund may also acquire, and subsequently hold, warrants and other equity interests. The Fund’s effective duration is normally expected to be between three and seven years. If the Fund’s effective duration falls outside of this range, the Fund will take action to bring it within its expected range within a reasonable period of time. Duration measures the price sensitivity of a bond to changes in interest rates. Duration is the dollar weighted average time to maturity of a bond utilizing the present value of all future cash flows. Effective duration measures the price sensitivity of a bond with embedded options to changes in interest rates. It provides a more accurate measure of price volatility when, due to the embedded options, the cash flow characteristics of the bond change as interest rates shift.

The subadviser, Western Asset Management Company (“Western Asset”) employs an opportunistic approach that seeks to capitalize on inefficiencies in fixed income markets to add incremental value to the Fund’s portfolio. Western Asset places significant emphasis on risk management, seeking to exceed returns of the Fund’s benchmark, while approximating benchmark risk. When making investment decisions, Western Asset focuses on sector allocation, issue selection, duration weighting and term structure, among other considerations. Western Asset generally will buy and sell securities for the Fund based on fundamental analysis and its opinion of value in each sector with the intent to minimize exposure to sectors that Western Asset believes are fully valued or overvalued and to allocate capital to sectors that Western Asset believes are undervalued. In seeking to meet its objectives, the Fund emphasizes diversification, the use of multiple strategies and identification of long-term trends. The three key factors that determine the allocation decisions for the Fund are: Western Asset’s outlook for fundamental economic activity, its review of historical yield spreads for corporate debt versus Treasuries, and its evaluation of changes in credit quality and its impact on prices. Western Asset will determine the portion of the Fund’s assets to be allocated to non-U.S. dollar denominated securities from time to time. Western Asset Management Company Limited (“Western Asset Limited”), an affiliate of Western Asset, has subadvisory responsibility for Western Asset’s non-U.S. dollar denominated investments. Western Asset Limited will select the foreign country and currency composition based on its evaluation of relative interest rates, inflation rates, exchange rates, monetary and fiscal policies, trade and current account balances and any other specific factors Western Asset Limited believes relevant.

Although Western Asset may consider the factors described above in purchasing or selling investments, it may purchase, sell, or continue to hold an investment for the Fund whenever it believes that doing so may benefit the Fund or on the basis of any other factors it may at its discretion consider.

Principal Risks

Cash Position Risk The ability of the Fund to meet its objectives may be limited to the extent that it holds assets in cash or otherwise uninvested.

Credit Risk The Fund is subject to the risk that an issuer or counterparty will be unable or unwilling to honor its obligations.

Derivatives Risk; Futures Contract Risk Derivatives involve risks different from, and potentially greater than, direct investments, including risks of imperfect correlation between the value of derivatives and underlying assets, counterparty default, potential losses that partially or completely offset gains, and illiquidity. Derivatives can create investment leverage and be highly volatile. Derivatives may result in losses greater than the amount invested.

–  5  –

Fixed Income Securities Risk The values of fixed income securities typically will decline during periods of rising interest rates, and can also decline in response to changes in market, economic, industry, political, and regulatory conditions affecting a particular type of security or issuer or fixed income securities generally. Fixed income securities are subject to interest rate risk, extension risk, prepayment risk, and credit risk.

Foreign Investment Risk; Emerging Markets Risk; Currency Risk Foreign securities are subject to additional risks compared to securities of U.S. issuers, including international trade, currency, political, regulatory and diplomatic risks. In addition, fluctuations in currency exchange rates may adversely affect the values of foreign securities and the price of the Fund’s shares. Emerging markets securities are subject to greater risks than securities issued in developed foreign markets, including less liquidity, greater price volatility, higher relative rates of inflation, greater political and economic instability, and greater volatility in currency exchange rates.

Leveraging Risk Instruments and transactions that create leverage may cause the value of an investment in the Fund to be more volatile and all other risks will tend to be compounded.

Liquidity Risk Certain securities may be difficult (or impossible) to sell or positions difficult to close out at a desirable time and price, and the Fund may be required to hold an investment that is declining in value or be prevented from realizing capital gains.

Loan Participation Risk The Fund, as a participant in a loan, has no direct claim on the loan and would be a creditor of the lender, and not the borrower, in the event of a borrower’s insolvency or default. Loans in which the Fund may participate may have characteristics of lower-rated securities.

Lower-Rated Fixed Income Securities Risk Lower-rated securities have speculative characteristics and involve greater volatility of price and yield, greater risk of loss of principal and interest, and generally reflect a greater possibility of an adverse change in financial condition that could affect an issuer’s ability to honor its obligations.

Management Risk The Fund relies on the manager’s ability to achieve its investment objectives. There can be no assurance that the Fund will achieve the desired results and the Fund may incur significant losses.

Market Risk The value of the Fund’s portfolio securities may decline, at times sharply and unpredictably, as a result of unfavorable market-induced changes affecting particular industries, sectors, or issuers. Stock market prices in general may decline over short or extended periods, subjecting the Fund to unpredictable declines in the value of its shares and poor performance. The Fund is subject to risks affecting issuers, such as management performance, financial leverage, industry problems and reduced demand for goods or services.

Mortgage and Asset Backed Securities Risk Investments in mortgage- and asset-backed securities subject the Fund to interest rate risk, extension risk, and prepayment risk, among other risks.

Over-the-Counter (“OTC”) Risk OTC transactions involve risks in addition to those associated with transactions traded on exchanges. The values of OTC stocks may be more volatile than exchange-listed stocks, and the Fund may be subject to liquidity risk, which may cause the Fund to experience difficulty in purchasing or selling these securities at a fair price. The Fund will be subject to the credit risk of its counterparty to an OTC transaction.

Securities Loans and Repurchase Agreement Risk A Fund may lend portfolio securities to broker-dealers, and may enter into repurchase agreements. These transactions must be fully collateralized at all times, but involve some risk to a Fund if the other party should default on its obligation and the Fund is delayed or prevented from recovering the collateral.

U.S. Government Securities Risk Obligations of certain U.S. government agencies and instrumentalities are not backed by the full faith and credit of the U.S. government, and there can be no assurance that the U.S. government would provide financial support to such agencies and unit instrumentalities.

Valuation Risk The Fund is subject to the risk of mispricing or improper valuation of its investments, in particular to the extent that its securities are fair valued.

Performance Information

The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance

–  6  –

from year to year for Class S shares. The table shows how the Fund’s average annual returns for 1 and 5 years, and since inception, compare with those of a broad measure of market performance. Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges. If these amounts were reflected, returns would be less than those shown. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. More up-to-date performance information is available at http://www.massmutual.com/retire or by calling 1-888-309-3539.

Annual Performance

Class S Shares

Highest Quarter:	3Q ’06,	4.30%	Lowest Quarter:	3Q ’08,	-	6.06%

Average Annual Total Returns

(for the periods ended December 31, 2009)

		One Year	Five Years	Since Inception (12/31/04)
Class S	Return Before Taxes	-8.19%		0.39%

	Return After Taxes on Distributions	-10.87%		-1.18%

	Return After Taxes on Distributions and Sale of Fund Shares	-5.15%		-0.52%

Class Y	Return Before Taxes	-8.30%		0.34%
Class L	Return Before Taxes	-8.42%		0.28%
Class A(1)	Return Before Taxes	-12.94%		-1.17%
Class N(1)	Return Before Taxes	-9.70%		-0.27%
Barclays Capital U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)		5.24%		4.73%	(2)

(1)	Performance for Class A and Class N shares of the Fund reflects any applicable sales charge.
(2)	From 01/03/05.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class S only. After-tax returns for other classes will vary.

MANAGEMENT

Investment Adviser: Massachusetts Mutual Life Insurance Company (“MassMutual”)

Subadvisers: Western Asset Management Company (“Western Asset”)

Western Asset Management Company Limited (“Western Asset Limited”)

Portfolio Managers:

Stephen A. Walsh is the Chief Investment Officer at Western Asset. He has managed the Fund since [            ].

S. Kenneth Leech is the Chief Investment Officer Emeritis at Western Asset. He has managed the Fund since [            ].

Edward A. Moody is a Portfolio Manager at Western Asset. He has managed the Fund since [            ].

Carl L. Eichstaedt is a Portfolio Manager at Western Asset. He has managed the Fund since [            ].

Mark S. Lindbloom is a Portfolio Manager at Western Asset. He has managed the Fund since [            ].

Michael C. Buchanan is a Portfolio Manager at Western Asset. He has managed the Fund since [            ].

In addition to Messrs. Walsh and Leech noted above, Detlev S. Schlichter, a Portfolio Manager at Western Asset Limited, also manages the portion of the Fund’s assets allocated to Western Asset Limited. He has managed the Fund since [            ].

PURCHASE AND SALE OF FUND SHARES

Shares of the Fund are generally available to retirement plans, other institutional investors and

–  7  –

individual retirement accounts. Fund shares are redeemable on any business day by written request, telephone or internet (if available).

DISTRIBUTIONS AND TAXES

Dividends and capital gain distributions received from the Fund are subject to federal income taxes and may also be subject to state and local taxes, unless you are an investor eligible for preferential tax treatment.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary, the intermediary may receive a one-time or continuing payments from the Fund, MassMutual or its affiliates, or others for the sale of Fund shares or continuing shareholder services provided by the intermediary. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary to recommend the Fund over another investment. You should contact your intermediary to find out more information about the compensation it may receive in connection with your investment.

–  8  –

[THIS PAGE INTENTIONALLY LEFT BLANK]

MassMutual Select Strategic Balanced Fund

INVESTMENT OBJECTIVE

This Fund seeks long-term capital growth, consistent with preservation of capital and balanced by current income.

FEES AND EXPENSES OF THE FUND

These tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. For Class A shares, you may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in MassMutual funds. More information about these and other discounts is available in the section titled Sales Charges by Class in the Fund’s Prospectus or from your financial professional.

Shareholder Fees (fees paid directly from your investment)

	Class S	Class Y	Class L	Class A	Class N
Maximum Sales Charge (Load) on purchases (as a % of offering price)	None	None	None	5.75%	None
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	None	None	None	None	1.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class S	Class Y	Class L	Class A	Class N
Management Fees	.60%	.60%	.60%	.60%	.60%
Distribution and Service (Rule 12b-1) Fees	None	None	None	.25%	.50%
Other Expenses(1)	.23%	.28%	.43%	.43%	.48%
Total Annual Fund Operating Expenses(2)(3)	.83%	.88%	1.03%	1.28%	1.58%
(1)	Other Expenses include Acquired Fund fees and expenses, which represent approximate expenses borne indirectly by the Fund in its most recent fiscal year through investments in other pooled investment vehicles. The amount of Acquired Fund fees and expenses may change in the coming year due to a number of factors including, among others, a change in allocation of the Fund’s investments among other pooled investment vehicles.
(2)	Because Total Annual Fund Operating Expenses include Acquired Fund fees and expenses, they may not correspond to the ratios of expenses to average daily net assets shown in the “Financial Highlights” tables in the Prospectus, which reflect the operating expenses of the Fund and do not include Acquired Fund fees and expenses.

(3)	Employee benefit plans which invest in the Fund through MassMutual separate investment accounts may pay additional charges under their group annuity contract or services agreement. Investors who purchase shares directly from the Fund may also be subject to charges imposed in their administrative services or other agreement with MassMutual or MassMutual affiliate. None of these charges are deducted from Fund assets.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in each share class of the Fund for the time periods indicated and then, except as indicated, redeem all of your shares at the end of those periods. For Class A shares, the example includes the initial sales charge. The example also assumes that your investment earns a 5% return each year and that the Fund’s operating expenses are exactly as described in the preceding table. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class S	$85	$265	$460	$1,025
Class Y	$90	$281	$488	$1,084
Class L	$105	$328	$569	$1,259
Class A	$698	$958	$1,237	$2,031
Class N	$264	$499	$860	$1,878
Class N (no redemption)	$161	$499	$860	$1,878

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the examples, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was [    ]% of the average value of its portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategies

The Fund invests in a mix of equity securities and fixed income securities pursuant to a multi-managed approach under which two subadvisers independently manage different portions of the Fund’s assets. The Fund’s Adviser, MassMutual, targets an allocation of 65% of the Fund’s assets to equity securities and 35% to fixed income securities; however, the

–  10  –

allocation may fluctuate based on cash-flow activity and market conditions, among other factors, and MassMutual may change the allocation of the Fund’s assets between equity and fixed income securities from time to time. The Fund may invest up to 30% of its total assets in foreign securities. In unusual circumstances the Fund may, for temporary defensive purposes, invest up to 100% of its total assets in money market instruments. The Fund may hold a portion of its assets in cash.

In managing the Fund’s equity component, J.P. Morgan Investment Management Inc. (“J.P. Morgan”) invests in equity securities of U.S. and foreign companies, including companies in emerging markets, with a target sub-allocation of 70% to domestic equity securities and 30% to foreign securities. Equity securities in which the Fund invests typically include common stocks, exchange-traded funds and real estate investment trusts. J.P. Morgan generally focuses the domestic equity sub-component on equity securities of large-and medium-capitalization companies that it considers to be undervalued, and generally seeks to outperform the S&P 500® Index, while monitoring sector weightings relative to the index to limit volatility. In managing the international equity sub-component, J.P. Morgan seeks to identify what it believes to be the most attractive stocks within each global sector based on fundamental research into individual companies. J.P. Morgan generally buys and sells securities based on research and valuation rankings, as well as its assessment of other factors, including catalysts that could trigger change in a security’s price, potential reward compared to potential risk and temporary mispricings caused by market overreactions.

In managing the fixed income component, Western Asset Management Company (“Western Asset”) may invest in fixed income securities representing a wide variety of sectors, including government, corporate, mortgage-backed, asset-backed and cash equivalents, of both U.S. and foreign issuers (including emerging markets), which may be denominated in U.S. dollars or local currencies. Western Asset may invest up to 25% of the fixed income component in below investment grade securities ( “junk bonds”) or unrated securities deemed to be of comparable quality by Western Asset. Its affiliate, Western Asset Management Company Limited, has subadvisory responsibility for Western Asset’s non-U.S. dollar denominated investments. Western Asset may also invest in domestic and foreign issuer loans and loan participations that pay interest at rates that float or reset periodically at a margin above a generally recognized base lending rate, as well as loans of companies whose financial condition is troubled or uncertain and that may be involved in bankruptcy proceedings, reorganizations or financial restructurings. Western Asset may also acquire, and subsequently hold, warrants and other equity interests. Western Asset generally will buy and sell securities based on fundamental analysis and its opinion of value in each sector, with the intent to minimize exposure to sectors that it believes are fully valued or overvalued and generally will look to allocate capital to sectors that Western Asset believes are undervalued.

The subadvisers may but will not necessarily engage in foreign currency transactions to attempt to protect against adverse changes in currency exchange rates. The Fund may (but is not obligated to) use a wide variety of exchange-traded and over-the-counter derivatives, such as options (including swaptions and interest rate caps and floors), futures contracts, and swap contracts (including credit default swaps, total return swaps, interest rate and currency swaps), for hedging purposes or as a substitute for investing directly in securities.

Principal Risks

Cash Position Risk The ability of the Fund to meet its objectives may be limited to the extent that it holds assets in cash or otherwise uninvested.

Convertible Securities Risk Convertible securities are subject to the risks of both debt securities and equity securities. The values of convertible securities tend to decline as interest rates rise and, due to the conversion feature, tend to vary with fluctuations in the market value of the underlying common or preferred stock.

Credit Risk The Fund is subject to the risk that an issuer or counterparty will be unable or unwilling to honor its obligations.

Derivatives Risk; Futures Contract Risk Derivatives involve risks different from, and potentially greater than, direct investments, including risks of imperfect correlation between the value of derivatives and underlying assets, counterparty default, potential losses that partially or completely offset gains, and illiquidity. Derivatives can create investment leverage and be highly volatile. Derivatives may result in losses greater than the amount invested.

–  11  –

Fixed Income Securities Risk The values of fixed income securities typically will decline during periods of rising interest rates, and can also decline in response to changes in market, economic, industry, political, and regulatory conditions affecting a particular type of security or issuer or fixed income securities generally. Fixed income securities are subject to interest rate risk, extension risk, prepayment risk, and credit risk.

Foreign Investment Risk; Emerging Markets Risk; Currency Risk Foreign securities are subject to additional risks compared to securities of U.S. issuers, including international trade, currency, political, regulatory and diplomatic risks. In addition, fluctuations in currency exchange rates may adversely affect the values of foreign securities and the price of the Fund’s shares. Emerging markets securities are subject to greater risks than securities issued in developed foreign markets, including less liquidity, greater price volatility, higher relative rates of inflation, greater political and economic instability, and greater volatility in currency exchange rates.

Geographic Focus Risk When a Fund focuses investments on a particular geographic region, its performance will be closely tied to the market, currency, economic, political, or regulatory conditions and developments in that region, and could be more volatile than the performance of more geographically diversified funds.

Growth Company Risk The prices of growth securities are often more sensitive to market fluctuations because of their heavy dependence on future earnings expectations, and can be more volatile than the market in general.

Leveraging Risk Instruments and transactions that create leverage may cause the value of an investment in the Fund to be more volatile and all other risks will tend to be compounded.

Liquidity Risk Certain securities may be difficult (or impossible) to sell or positions difficult to close out at a desirable time and price, and the Fund may be required to hold an investment that is declining in value or be prevented from realizing capital gains.

Loan Participation Risk The Fund, as a participant in a loan, has no direct claim on the loan and would be a creditor of the lender, and not the borrower, in the event of a borrower’s insolvency or default. Loans in which the Fund may participate may have characteristics of lower-rated securities.

Lower-Rated Fixed Income Securities Risk Lower-rated securities have speculative characteristics and involve greater volatility of price and yield, greater risk of loss of principal and interest, and generally reflect a greater possibility of an adverse change in financial condition that could affect an issuer’s ability to honor its obligations.

Management Risk The Fund relies on the manager’s ability to achieve its investment objectives. There can be no assurance that the Fund will achieve the desired results and the Fund may incur significant losses.

Market Risk The value of the Fund’s portfolio securities may decline, at times sharply and unpredictably, as a result of unfavorable market-induced changes affecting particular industries, sectors, or issuers. Stock market prices in general may decline over short or extended periods, subjecting the Fund to unpredictable declines in the value of its shares and poor performance. The Fund is subject to risks affecting issuers, such as management performance, financial leverage, industry problems and reduced demand for goods or services.

Mortgage and Asset Backed Securities Risk Investments in mortgage- and asset-backed securities subject the Fund to interest rate risk, extension risk, and prepayment risk, among other risks.

Over-the-Counter (“OTC”) Risk OTC transactions involve risks in addition to those associated with transactions traded on exchanges. The values of OTC stocks may be more volatile than exchange-listed stocks, and the Fund may be subject to liquidity risk, which may cause the Fund to experience difficulty in purchasing or selling these securities at a fair price. The Fund will be subject to the credit risk of its counterparty to an OTC transaction.

Preferred Stock Risk Preferred stocks are subject to the risks associated with other types of equity securities, as well as additional risks, such as potentially greater volatility and risks related to deferral, non-cumulative dividends, subordination, liquidity, limited voting rights, and special redemption rights.

REIT Risk Investments in REITs may be subject to risks similar to those associated with direct investment in real estate, as well as additional risks associated with equity investments.

–  12  –

Risk of Investment in Other Funds or Pools The Fund is indirectly exposed to all of the risks of the underlying funds in which it invests, including the risk that the underlying funds will not perform as expected. The Fund indirectly pays a portion of the expenses incurred by the underlying funds.

Securities Loans and Repurchase Agreement Risk A Fund may lend portfolio securities to broker-dealers, and may enter into repurchase agreements. These transactions must be fully collateralized at all times, but involve some risk to a Fund if the other party should default on its obligation and the Fund is delayed or prevented from recovering the collateral.

Smaller and Mid-Cap Company Risk Market risk and liquidity risk are particularly pronounced for stocks of smaller companies, which may trade less frequently and in smaller volumes than more widely-held securities, and may fluctuate in price more than other securities.

U.S. Government Securities Risk Obligations of certain U.S. government agencies and instrumentalities are not backed by the full faith and credit of the U.S. government, and there can be no assurance that the U.S. government would provide financial support to such agencies and unit instrumentalities.

Valuation Risk The Fund is subject to the risk of mispricing or improper valuation of its investments, in particular to the extent that its securities are fair valued.

Value Company Risk The value investment approach entails the risk that the market will not recognize a security’s intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

Performance Information

The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance from year to year for Class S shares. The table shows how the Fund’s average annual returns for 1 and 5 years, and since inception, compare with those of a broad measure of market performance. Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges. If these amounts were reflected, returns would be less than those shown. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. More up-to-date performance information is available at http://www.massmutual.com/retire or by calling 1-888-309-3539.

Annual Performance

Class S Shares

Highest Quarter:	4Q ’06,	5.40%	Lowest Quarter:	4Q ’08,	-	14.79%

Average Annual Total Returns

(for the periods ended December 31, 2009)

		One Year	Five Years	Since Inception (12/31/03)
Class S	Return Before Taxes	-26.12%	-1.38%	-1.38%

	Return After Taxes on Distributions	-27.63%	-2.41%	-2.41%

	Return After Taxes on Distributions and Sale of Fund Shares	-16.63%	-1.43%	-1.43%

Class Y	Return Before Taxes	-26.19%	-1.43%	-1.43%
Class L	Return Before Taxes	-26.17%	-1.55%	-1.55%
Class A(1)	Return Before Taxes	-30.71%	-2.98%	-2.97%
Class N(1)	Return Before Taxes	-27.35%	-2.11%	-2.11%
S&P 500 Index(2)		-37.00%	-2.19%	-2.19%	(5)
MSCI® EAFE® Index(3)		-43.38%	1.66%	1.66%	(5)
Barclays Capital U.S. Aggregate Bond Index(2)		5.24%	4.65%	4.65%	(5)
Lipper Balanced Fund Index(2)		-26.18%	0.12%	0.12%	(5)
Custom Balanced Index(2)(4)		-25.44%	1.29%	1.29%	(5)
(1)	Performance for Class A and Class N shares of the Fund reflects any applicable sales charge.
(2)	Reflects no deduction for fees, expenses or taxes.
(3)	Reflects no deduction for fees or expenses.

–  13  –

(4)	The Custom Balanced Index comprises the S&P 500, MSCI® EAFE® and Barclays Capital U.S. Aggregate Bond Indexes. The weightings of each index are 45%, 20% and 35%, respectively.
(5)	From 01/02/04.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class S only. After-tax returns for other classes will vary.

MANAGEMENT

Investment Adviser: Massachusetts Mutual Life Insurance Company (“MassMutual”)

Subadvisers: J.P. Morgan Investment Management Inc. (“J.P. Morgan”)

Western Asset Management Company (“Western Asset”)

Western Asset Management Company Limited (“Western Asset Limited”)

Portfolio Managers:

Thomas Luddy is a Managing Director and Portfolio Manager in the U.S. Equity Group at J.P. Morgan. He has managed the Fund since October 2008.

Susan Bao is a Vice President and Portfolio Manager in the U.S. Equity Group at J.P. Morgan. She has managed the Fund since October 2008.

Jeroen Huysinga is a Managing Director and Portfolio Manager at J.P. Morgan. He has managed the Fund since October 2008.

Gerd Woort-Menker is a Managing Director and Portfolio Manager at J.P. Morgan. He has managed the Fund since October 2008.

Georgina Perceval Maxwell is a Managing Director and Portfolio Manager at J.P. Morgan. She has managed the Fund since October 2008.

Stephen A. Walsh is the Chief Investment Officer at Western Asset. He has managed the Fund since [            ].

S. Kenneth Leech is the Chief Investment Officer Emeritis at Western Asset. He has managed the Fund since [            ].

Edward A. Moody is a Portfolio Manager at Western Asset. He has managed the Fund since [            ].

Carl L. Eichstaedt is a Portfolio Manager at Western Asset. He has managed the Fund since [            ].

Mark S. Lindbloom is a Portfolio Manager at Western Asset. He has managed the Fund since [            ].

Michael C. Buchanan is a Portfolio Manager at Western Asset. He has managed the Fund since [            ].

In addition to Messrs. Walsh and Leech noted above, Detlev S. Schlichter, a Portfolio Manager at Western Asset Limited, also manages the portion of the Fund’s assets allocated to Western Asset Limited. He has managed the Fund since [            ].

PURCHASE AND SALE OF FUND SHARES

Shares of the Fund are generally available to retirement plans, other institutional investors and individual retirement accounts. Fund shares are redeemable on any business day by written request, telephone or internet (if available).

DISTRIBUTIONS AND TAXES

Dividends and capital gain distributions received from the Fund are subject to federal income taxes and may also be subject to state and local taxes, unless you are an investor eligible for preferential tax treatment.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary, the intermediary may receive a one-time or continuing payments from the Fund, MassMutual or its affiliates, or others for the sale of Fund shares or continuing shareholder services provided by the intermediary. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary to recommend the Fund over another investment. You should contact your intermediary to find out more information about the compensation it may receive in connection with your investment.

–  14  –

[THIS PAGE INTENTIONALLY LEFT BLANK]

MassMutual Select Global Allocation Fund (Class N shares not currently available)

INVESTMENT OBJECTIVE

The Fund seeks long-term total return.

FEES AND EXPENSES OF THE FUND

These tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. For Class A shares, you may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in MassMutual funds. More information about these and other discounts is available in the section titled Sales Charges by Class in the Fund’s Prospectus or from your financial professional.

Shareholder Fees (fees paid directly from your investment)

	Class S	Class Y	Class L	Class A	Class N
Maximum Sales Charge (Load) on purchases (as a % of offering price)	None	None	None	5.75%	None
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	None	None	None	None	1.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class S	Class Y	Class L	Class A	Class N
Management Fees	.80%	.80%	.80%	.80%	.80%
Distribution and Service (Rule 12b-1) Fees	None	None	None	.25%	.50%
Other Expenses of the Fund(1)	.10%	.20%	.35%	.35%	.40%
Other Expenses of the Select Cayman Fund(2)	—	—	—	—	—
Acquired Fund Fees and Expenses(3)	.02%	.02%	.02%	.02%	.02%
Total Annual Fund Operating Expenses	.92%	1.02%	1.17%	1.42%	1.72%
Expense Reimbursement	(.04%)	(.04%)	(.04%)	(.04%)	(.04%)
Total Annual Fund Operating Expenses after Expense Reimbursement(4)(5)	.88%	.98%	1.13%	1.38%	1.68%
(1)	Other Expenses are based on estimated amounts for the first fiscal year of the Fund.
(2)	The Select Cayman Fund is not yet organized and, accordingly, “Other Expenses of the Select Cayman Fund” are based on estimated amounts for the first fiscal year of less than .01%.
(3)	Acquired Fund fees and expenses represent approximate expenses to be borne indirectly by the Fund in its first fiscal year through investments in other pooled investment vehicles, excluding the Select Cayman Fund. The amount of Acquired Fund fees and expenses may change due to a number of factors including, among others, a change in allocation of the Fund’s investments among other pooled investment vehicles.
(4)	The expenses in the above table reflect a written agreement by MassMutual to cap the fees and expenses of the Fund (other than extraordinary litigation and legal expenses, or other nonrecurring or unusual expenses such as, for example, organizational expenses and shareholder meeting expenses), excluding Acquired Fund fees and expenses, through March 31, 2011 to the extent that Total Annual Fund Operating Expenses after Expense Reimbursement would otherwise exceed .86%, .96%, 1.11%, 1.36% and 1.66% for Classes S, Y, L, A and N, respectively. The Total Annual Fund Operating Expenses after Expense Reimbursement shown in the above table may exceed these amounts, because, as noted in the previous sentence, certain fees and expenses are excluded from the cap. The agreement can only be terminated by mutual consent of the Trust on behalf of the Fund and MassMutual.
(5)	Employee benefit plans which invest in the Fund through MassMutual separate investment accounts may pay additional charges under their group annuity contract or services agreement. Investors who purchase shares directly from the Fund may also be subject to charges imposed in their administrative services or other agreement with MassMutual or MassMutual affiliate. None of these charges are deducted from Fund assets.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in each share class of the Fund for the time periods indicated and then, except as indicated, redeem all of your shares at the end of those periods. For Class A shares, the example includes the initial sales charge. The example also assumes that your investment earns a 5% return each year and that the Fund’s operating expenses are exactly as described in the preceding table. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
Class S	$90	$288
Class Y	$100	$319
Class L	$115	$366
Class A	$707	$994
Class N	$274	$537
Class N (no redemption)	$171	$537

–  16  –

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the examples, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was [    ]% of the average value of its portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategies

The Fund seeks to achieve its objective by investing in both equity and debt securities, including money market securities and other short-term debt obligations, of issuers located around the world, without limitation on the percentage of assets the Fund can invest in a particular type of security. Equity securities may include common stocks, preferred stocks, securities convertible into common or preferred stock, rights and warrants. The Fund may buy debt securities of varying maturities, debt securities paying a fixed or floating rate of interest, and debt securities of any kind, including, by way of example, securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities, by foreign governments or international agencies or supranational entities, or by domestic or foreign private issuers, mortgage-backed or other asset-backed securities, debt securities convertible into equity securities, inflation-indexed bonds, structured notes, and loan participations. Debt securities in which the Fund invests will primarily be investment grade, meaning that they will be rated at least Baa by Moody’s or BBB by Standard & Poor’s, or if unrated will be considered by the Fund’s subadviser, BlackRock Investment Management, LLC (“BlackRock”), to be of comparable quality. The Fund may invest up to 35% of its total assets in below investment grade debt securities (“junk bonds”), corporate loans and distressed securities. The Fund may hold a portion of its assets in cash.

The Fund seeks to reduce volatility by allocating its assets broadly across markets, industries and issuers and without geographic or market capitalization limits. BlackRock uses the Fund’s investment flexibility to create a portfolio of assets allocated between equity and debt securities. The Fund may but will not necessarily engage in foreign currency exchange transactions to adjust the currency exposure of the Fund; use of these transactions may create investment leverage. In pursuing its investment objective, the Fund may (but is not obligated to) use a wide variety of exchange-traded and over-the-counter derivatives, including options, futures contracts, and swap contracts, for hedging purposes or as a substitute for investing directly in securities.

Under normal circumstances, the Fund anticipates it will allocate a substantial amount of its total assets in securities (i) of foreign government issuers, (ii) of issuers organized or located outside the U.S., (iii) of issuers which primarily trade in a market located outside the U.S., or (iv) of issuers doing a substantial business outside the U.S. The Fund will allocate its assets amount various regions and countries, including the U.S. (but in no less than three different countries).

The Fund may invest a portion of its assets in securities related to real assets (like real estate or precious metals-related securities) such as stock, bonds or convertible bonds issued by real estate investment trusts (“REITs”) or companies that mine precious metals. The Fund may seek to provide exposure to the investment returns of real assets that trade in the commodity markets through investments in securities issued by trusts or other investment vehicles that hold direct investments in precious metals or other commodities as well as related derivative transactions. The Fund may also attempt to earn qualifying income under applicable tax rules from commodities and commodities-related investments by investing up to 25% of its total assets in the MassMutual Select Cayman Global Allocation Fund I, Ltd. (the “Select Cayman Fund”), which is a wholly owned subsidiary of the Fund to be formed in the Cayman Islands, seeking to invest primarily in commodity-related instruments.

Although BlackRock may consider the factors described above in purchasing or selling investments, it may purchase, sell, or continue to hold an investment for the Fund whenever it believes that doing so may benefit the Fund or on the basis of any of the factors described above or any other factors it may at its discretion consider.

Principal Risks

Cash Position Risk The ability of the Fund to meet its objectives may be limited to the extent that it holds assets in cash or otherwise uninvested.

–  17  –

Commodities-Related Investments Risk The Fund’s investments in commodities markets may subject the Fund to greater volatility than investments in traditional securities.

Convertible Securities Risk Convertible securities are subject to the risks of both debt securities and equity securities. The values of convertible securities tend to decline as interest rates rise and, due to the conversion feature, tend to vary with fluctuations in the market value of the underlying common or preferred stock.

Corporate Loans Risk The corporate loans in which the Fund invests are subject to the risk of loss of principal and income. Borrowers frequently provide collateral to secure repayment, but they may not do so, and if they do, such collateral may not completely cover the borrower’s obligations at the time of a default. The trading market for corporate loans may be less developed than that for other debt securities and the Fund may experience difficulty in selling corporate loans.

Credit Risk The Fund is subject to the risk that an issuer or counterparty will be unable or unwilling to honor its obligations.

Derivatives Risk; Futures Contract Risk Derivatives involve risks different from, and potentially greater than, direct investments, including risks of imperfect correlation between the value of derivatives and underlying assets, counterparty default, potential losses that partially or completely offset gains, and illiquidity. Derivatives can create investment leverage and be highly volatile. Derivatives may result in losses greater than the amount invested.

Fixed Income Securities Risk The values of fixed income securities typically will decline during periods of rising interest rates, and can also decline in response to changes in market, economic, industry, political, and regulatory conditions affecting a particular type of security or issuer or fixed income securities generally. Fixed income securities are subject to interest rate risk, extension risk, prepayment risk, and credit risk.

Foreign Investment Risk; Emerging Markets Risk; Currency Risk Foreign securities are subject to additional risks compared to securities of U.S. issuers, including international trade, currency, political, regulatory and diplomatic risks. In addition, fluctuations in currency exchange rates may adversely affect the values of foreign securities and the price of the Fund’s shares. Emerging markets securities are subject to greater risks than securities issued in developed foreign markets, including less liquidity, greater price volatility, higher relative rates of inflation, greater political and economic instability, and greater volatility in currency exchange rates.

Growth Company Risk The prices of growth securities are often more sensitive to market fluctuations because of their heavy dependence on future earnings expectations, and can be more volatile than the market in general.

Leveraging Risk Instruments and transactions that create leverage may cause the value of an investment in the Fund to be more volatile and all other risks will tend to be compounded.

Liquidity Risk Certain securities may be difficult (or impossible) to sell or positions difficult to close out at a desirable time and price, and the Fund may be required to hold an investment that is declining in value or be prevented from realizing capital gains.

Lower-Rated Fixed Income Securities Risk Lower-rated securities have speculative characteristics and involve greater volatility of price and yield, greater risk of loss of principal and interest, and generally reflect a greater possibility of an adverse change in financial condition that could affect an issuer’s ability to honor its obligations.

Management Risk The Fund relies on the manager’s ability to achieve its investment objectives. There can be no assurance that the Fund will achieve the desired results and the Fund may incur significant losses.

Market Risk The value of the Fund’s portfolio securities may decline, at times sharply and unpredictably, as a result of unfavorable market-induced changes affecting particular industries, sectors, or issuers. Stock market prices in general may decline over short or extended periods, subjecting the Fund to unpredictable declines in the value of its shares and poor performance. The Fund is subject to risks affecting issuers, such as management performance, financial leverage, industry problems and reduced demand for goods or services.

Mortgage and Asset Backed Securities Risk Investments in mortgage- and asset-backed securities subject the Fund to interest rate risk, extension risk, and prepayment risk, among other risks.

–  18  –

Over-the-Counter (“OTC”) Risk OTC transactions involve risks in addition to those associated with transactions traded on exchanges. The values of OTC stocks may be more volatile than exchange-listed stocks, and the Fund may be subject to liquidity risk, which may cause the Fund to experience difficulty in purchasing or selling these securities at a fair price. The Fund will be subject to the credit risk of its counterparty to an OTC transaction.

Preferred Stock Risk Preferred stocks are subject to the risks associated with other types of equity securities, as well as additional risks, such as potentially greater volatility and risks related to deferral, non-cumulative dividends, subordination, liquidity, limited voting rights, and special redemption rights.

REIT Risk Investments in REITs may be subject to risks similar to those associated with direct investment in real estate, as well as additional risks associated with equity investments.

Select Cayman Fund Risk The Fund’s investments in the Select Cayman Fund will expose the Fund to the risks associated that entity’s investments, which will generally be the risks of commodities-related investments. The Select Cayman Fund will not be subject to the investor protections of the 1940 Act. Changes in U.S. or Cayman laws could result in the inability of the Fund to operate as intended, which could adversely affect the investment returns of the Fund.

Securities Loans and Repurchase Agreement Risk A Fund may lend portfolio securities to brokerdealers, and may enter into repurchase agreements. These transactions must be fully collateralized at all times, but involve some risk to a Fund if the other party should default on its obligation and the Fund is delayed or prevented from recovering the collateral.

Smaller and Mid-Cap Company Risk Market risk and liquidity risk are particularly pronounced for stocks of smaller companies, which may trade less frequently and in smaller volumes than more widely-held securities, and may fluctuate in price more than other securities.

U.S. Government Securities Risk Obligations of certain U.S. government agencies and instrumentalities are not backed by the full faith and credit of the U.S. government, and there can be no assurance that the U.S. government would provide financial support to such agencies and unit instrumentalities.

Valuation Risk The Fund is subject to the risk of mispricing or improper valuation of its investments, in particular to the extent that its securities are fair valued.

Value Company Risk The value investment approach entails the risk that the market will not recognize a security’s intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

Performance Information

This Fund began operations December 1, 2009, and therefore has no performance history. There will be risks of investing in the Fund because the returns can be expected to vary from year to year. Because the Fund is new, there is no table which shows how the Fund’s returns have deviated from the broad market.

MANAGEMENT

Investment Adviser: Massachusetts Mutual Life Insurance Company (“MassMutual”)

Subadviser: BlackRock Investment Management, LLC (“BlackRock”)

Portfolio Managers:

Dennis W. Stattman is a Managing Director of BlackRock. He has managed the Fund since its inception.

Dan Chamby is a Managing Director of BlackRock. He has managed the Fund since its inception.

Romualdo Roldan is a Managing Director of BlackRock. He has managed the Fund since its inception.

PURCHASE AND SALE OF FUND SHARES

Shares of the Fund are generally available to retirement plans, other institutional investors and individual retirement accounts. Fund shares are redeemable on any business day by written request, telephone or internet (if available).

DISTRIBUTIONS AND TAXES

Dividends and capital gain distributions received from the Fund are subject to federal income taxes and may also be subject to state and local taxes, unless you are an investor eligible for preferential tax treatment.

–  19  –

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary, the intermediary may receive a one-time or continuing payments from the Fund, MassMutual or its affiliates, or others for the sale of Fund shares or continuing shareholder services provided by the intermediary. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary to recommend the Fund over another investment. You should contact your intermediary to find out more information about the compensation it may receive in connection with your investment.

–  20  –

[THIS PAGE INTENTIONALLY LEFT BLANK]

MassMutual Select Diversified Value Fund

INVESTMENT OBJECTIVE

This Fund seeks to achieve long-term growth of capital and income by investing primarily in a diversified portfolio of equity securities of larger, well-established companies.

FEES AND EXPENSES OF THE FUND

These tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. For Class A shares, you may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in MassMutual funds. More information about these and other discounts is available in the section titled Sales Charges by Class in the Fund’s Prospectus or from your financial professional.

Shareholder Fees (fees paid directly from your investment)

	Class S	Class Y	Class L	Class A	Class N
Maximum Sales Charge (Load) on purchases (as a % of offering price)	None	None	None	5.75%	None
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	None	None	None	None	1.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class S	Class Y	Class L	Class A	Class N
Management Fees	.50%	.50%	.50%	.50%	.50%
Distribution and Service (Rule 12b-1) Fees	None	None	None	.25%	.50%
Other Expenses	.09%	.19%	.30%	.34%	.40%
Total Annual Fund Operating Expenses(1)	.59%	.69%	.80%	1.09%	1.40%
(1)	Employee benefit plans which invest in the Fund through MassMutual separate investment accounts may pay additional charges under their group annuity contract or services agreement. Investors who purchase shares directly from the Fund may also be subject to charges imposed in their administrative services or other agreement with MassMutual or MassMutual affiliate. None of these charges are deducted from Fund assets.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in each share class of the Fund for the time periods indicated and then, except as indicated, redeem all of your shares at the end of those periods. For Class A shares, the example includes the initial sales charge. The example also assumes that your investment earns a 5% return each year and that the Fund’s operating expenses are exactly as described in the preceding table. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class S	$60	$189	$329	$738
Class Y	$70	$221	$384	$859
Class L	$82	$255	$444	$990
Class A	$680	$902	$1,141	$1,827
Class N	$246	$443	$766	$1,680
Class N (no redemption)	$143	$443	$766	$1,680

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the examples, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was [    ]% of the average value of its portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategies

The Fund normally invests at least 80% of its net assets in stocks, securities convertible into stocks, and other securities, such as warrants and stock rights, whose value is based on stock prices. The Fund typically invests most of its assets in securities of U.S. companies, but may invest up to 25% of its total assets in foreign securities and American Depositary Receipts (“ADRs”), including emerging market securities. The Fund is managed by two sub-advisers, each being responsible for a portion of the portfolio, but not necessarily equally weighted. The Fund may but will not necessarily engage in foreign currency transactions to attempt to protect against adverse

–  22  –

changes in currency exchange rates. In pursuing its investment objective, the Fund may (but is not obligated to) use a wide variety of exchange-traded and over-the-counter derivatives, including options, futures contracts, and swap contracts, for hedging purposes or as a substitute for investing directly in securities. The Fund may also invest in real estate investment trusts (“REITs”) and Rule 144A securities. The Fund may hold a portion of its assets in cash.

Brandywine Global Investment Management, LLC’s (“Brandywine Global”) strategy employs a disciplined combination of quantitative and fundamental management as well as a stock elimination process. From a quantitatively derived universe of attractive large cap stocks with low valuations, Brandywine Global applies a fundamental investment approach which seeks to identify the stocks least likely to outperform and eliminates them from the portfolio. Brandywine Global’s investment process attempts to enhance its returns relative to a pure quantitative universe while still maintaining the consistent characteristics and diversification of that original universe. This diversification results in a relatively large number of holdings (typically greater than 150), which helps to reduce risk and control trading costs.

Brandywine Global utilizes a risk analysis and optimization system in conjunction with its portfolio management process and a common sense overview of sector and industry allocation to strive to maintain a portfolio that considers exposures and their risks in relation to the benchmark. While Brandywine Global does not attempt to match an index, it is aware of exposures relative to the Russell 1000® Value Index and makes efforts to manage the risk of exposures that differ from the benchmark while not impeding performance potential.

Brandywine Global generally deems eligible for sale any stock (i) which no longer maintains value characteristics including stocks whose Price-to-Earnings (P/E) or Price-to-Book (P/B) ratios are deemed expensive relative to the market, (ii) whose capitalization falls materially below the smallest stock Brandywine Global would purchase for the portfolio, or (iii) which exhibits any combination of the following characteristics: adverse stock price momentum, adverse share issuance, or deteriorating fundamentals. Brandywine Global may also make a sale based on a holding’s potential impact on the entire portfolio in an effort to lessen the potential risk from differences from the benchmark. In addition, situations may arise, such as tender offers or favorable prices, where Brandywine Global may sell a stock that does not meet these requirements.

Loomis, Sayles & Company, L.P. (“Loomis Sayles”) generally looks for companies that it believes are undervalued by the market in relation to earnings, dividends, assets and growth prospects. Loomis Sayles’ investments may include companies that have suffered significant business problems but that Loomis Sayles believes have favorable prospects for recovery. Loomis Sayles seeks to identify companies that it believes are, among other things, attractively valued based on Loomis Sayles’ estimate of intrinsic value. Loomis Sayles generally seeks to find value by selecting individual stocks that it believes are attractive, rather than by attempting to achieve investment growth by rotating the portfolio’s holdings among various sectors of the economy.

Although the subadvisers may consider the factors described above in purchasing or selling investments, a subadviser may purchase, sell, or continue to hold an investment for the Fund whenever it believes that doing so may benefit the Fund or on the basis of any of the factors described above or any other factors it may at its discretion consider.

Principal Risks

Cash Position Risk The ability of the Fund to meet its objectives may be limited to the extent that it holds assets in cash or otherwise uninvested.

Convertible Securities Risk Convertible securities are subject to the risks of both debt securities and equity securities. The values of convertible securities tend to decline as interest rates rise and, due to the conversion feature, tend to vary with fluctuations in the market value of the underlying common or preferred stock.

Credit Risk The Fund is subject to the risk that an issuer or counterparty will be unable or unwilling to honor its obligations.

Derivatives Risk; Futures Contract Risk Derivatives involve risks different from, and potentially greater than, direct investments, including risks of imperfect correlation between the value of derivatives and underlying assets, counterparty default, potential losses that partially or completely offset gains, and illiquidity. Derivatives can create investment leverage and be highly volatile. Derivatives may result in losses greater than the amount invested.

Foreign Investment Risk; Emerging Markets Risk; Currency Risk Foreign securities are subject to

–  23  –

additional risks compared to securities of U.S. issuers, including international trade, currency, political, regulatory and diplomatic risks. In addition, fluctuations in currency exchange rates may adversely affect the values of foreign securities and the price of the Fund’s shares. Emerging markets securities are subject to greater risks than securities issued in developed foreign markets, including less liquidity, greater price volatility, higher relative rates of inflation, greater political and economic instability, and greater volatility in currency exchange rates.

Liquidity Risk Certain securities may be difficult (or impossible) to sell or positions difficult to close out at a desirable time and price, and the Fund may be required to hold an investment that is declining in value or be prevented from realizing capital gains.

Management Risk The Fund relies on the manager’s ability to achieve its investment objectives. There can be no assurance that the Fund will achieve the desired results and the Fund may incur significant losses.

Market Risk The value of the Fund’s portfolio securities may decline, at times sharply and unpredictably, as a result of unfavorable market-induced changes affecting particular industries, sectors, or issuers. Stock market prices in general may decline over short or extended periods, subjecting the Fund to unpredictable declines in the value of its shares and poor performance. The Fund is subject to risks affecting issuers, such as management performance, financial leverage, industry problems and reduced demand for goods or services.

Over-the-Counter (“OTC”) Risk OTC transactions involve risks in addition to those associated with transactions traded on exchanges. The values of OTC stocks may be more volatile than exchange-listed stocks, and the Fund may be subject to liquidity risk, which may cause the Fund to experience difficulty in purchasing or selling these securities at a fair price. The Fund will be subject to the credit risk of its counterparty to an OTC transaction.

Preferred Stock Risk Preferred stocks are subject to the risks associated with other types of equity securities, as well as additional risks, such as potentially greater volatility and risks related to deferral, non-cumulative dividends, subordination, liquidity, limited voting rights, and special redemption rights.

Securities Loans and Repurchase Agreement Risk A Fund may lend portfolio securities to broker-dealers, and may enter into repurchase agreements. These transactions must be fully collateralized at all times, but involve some risk to a Fund if the other party should default on its obligation and the Fund is delayed or prevented from recovering the collateral.

Valuation Risk The Fund is subject to the risk of mispricing or improper valuation of its investments, in particular to the extent that its securities are fair valued.

Value Company Risk The value investment approach entails the risk that the market will not recognize a security’s intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

Performance Information

The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance from year to year for Class S shares. The table shows how the Fund’s average annual returns for 1 and 5 years, and since inception, compare with those of a broad measure of market performance. Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges. If these amounts were reflected, returns would be less than those shown. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. More up-to-date performance information is available at http://www.massmutual.com/retire or by calling 1-888-309-3539.

Annual Performance

Class S Shares

Highest Quarter:	4Q ’06,	8.05%	Lowest Quarter:	4Q ’08,	-	21.80%

–  24  –

Average Annual Total Returns

(for the periods ended December 31, 2009)

		One Year	Five Years	Since Inception (10/15/04)
Class S	Return Before Taxes	-40.73%		-4.37%

	Return After Taxes on Distributions	-41.14%		-5.02%

	Return After Taxes on Distributions and Sale of Fund Shares	-25.98%		-3.45%

Class Y	Return Before Taxes	-40.74%		-4.45%
Class L	Return Before Taxes	-40.83%		-4.57%
Class A(1)	Return Before Taxes	-44.43%		-6.18%
Class N(1)	Return Before Taxes	-41.85%		-5.16%
Russell 1000 Value Index (reflects no deduction for fees, expenses or taxes)		-36.85%		-2.61%	(2)
(1)	Performance for Class A and Class N shares of the Fund reflects any applicable sales charge.
(2)	From 11/01/04.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class S only. After-tax returns for other classes will vary.

MANAGEMENT

Investment Adviser: Massachusetts Mutual Life Insurance Company (“MassMutual”)

Subadvisers: Brandywine Global Investment Management, LLC (“Brandywine Global”)

Loomis, Sayles & Company, L.P. (“Loomis Sayles”)

Portfolio Managers:

Joseph J. Kirby is a Portfolio Manager at Brandywine Global. He has managed the Fund since January 2010.

Henry F. Otto is a Managing Director and Portfolio Manager at Brandywine Global. He has managed the Fund since January 2010.

Steven M. Tonkovich is a Managing Director and Portfolio Manager at Brandywine Global. He has managed the Fund since January 2010.

Warren N. Koontz, Jr. is a Vice President and Portfolio Manager at Loomis Sayles. He has managed the Fund since January 2010.

James L. Carroll is a Vice President and Portfolio Manager at Loomis Sayles. He has managed the Fund since January 2010.

Arthur Barry is a Vice President and Portfolio Manager at Loomis Sayles. He has managed the Fund since January 2010.

PURCHASE AND SALE OF FUND SHARES

Shares of the Fund are generally available to retirement plans, other institutional investors and individual retirement accounts. Fund shares are redeemable on any business day by written request, telephone or internet (if available).

DISTRIBUTIONS AND TAXES

Dividends and capital gain distributions received from the Fund are subject to federal income taxes and may also be subject to state and local taxes, unless you are an investor eligible for preferential tax treatment.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary, the intermediary may receive a one-time or continuing payments from the Fund, MassMutual or its affiliates, or others for the sale of Fund shares or continuing shareholder services provided by the intermediary. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary to recommend the Fund over another investment. You should contact your intermediary to find out more information about the compensation it may receive in connection with your investment.

–  25  –

MassMutual Select Fundamental Value Fund

INVESTMENT OBJECTIVE

The Fund seeks long-term total return.

FEES AND EXPENSES OF THE FUND

These tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. For Class A shares, you may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in MassMutual funds. More information about these and other discounts is available in the section titled Sales Charges by Class in the Fund’s Prospectus or from your financial professional.

Shareholder Fees (fees paid directly from your investment)

	Class S	Class Y	Class L	Class A	Class N
Maximum Sales Charge (Load) on purchases (as a % of offering price)	None	None	None	5.75%	None
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	None	None	None	None	1.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class S	Class Y	Class L	Class A	Class N
Management Fees	.65%	.65%	.65%	.65%	.65%
Distribution and Service (Rule 12b-1) Fees	None	None	None	.25%	.50%
Other Expenses	.15%	.19%	.34%	.34%	.39%
Total Annual Fund Operating Expenses(1)	.80%	.84%	.99%	1.24%	1.54%
(1)	Employee benefit plans which invest in the Fund through MassMutual separate investment accounts may pay additional charges under their group annuity contract or services agreement. Investors who purchase shares directly from the Fund may also be subject to charges imposed in their administrative services or other agreement with MassMutual or MassMutual affiliate. None of these charges are deducted from Fund assets.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in each share class of the Fund for the time periods indicated and then, except as indicated, redeem all of your shares at the end of those periods. For Class A shares, the example includes the initial sales charge. The example also assumes that your investment earns a 5% return each year and that the Fund’s operating expenses are exactly as described in the preceding table. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class S	$82	$255	$444	$990
Class Y	$86	$268	$466	$1,037
Class L	$101	$315	$547	$1,213
Class A	$694	$946	$1,217	$1,989
Class N	$260	$486	$839	$1,834
Class N (no redemption)	$157	$486	$839	$1,834

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the examples, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was [    ]% of the average value of its portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategies

The Fund invests primarily in equity securities of issuers that the subadviser, Wellington Management Company, LLP (“Wellington Management”), believes are undervalued. Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities. Equity securities include common stock, preferred stock, securities convertible into common or preferred stock, rights and warrants. Although the Fund may invest in companies of any size, the Fund will tend to focus on companies with large market capitalizations (generally, above $2 billion). The Fund may invest up to 20% of its total assets in the securities of

–  26  –

foreign issuers and American Depositary Receipts (“ADRs”), including emerging market securities. The Fund may but will not necessarily engage in foreign currency transactions to attempt to protect against adverse changes in currency exchange rates. In pursuing its investment strategy, the Fund may (but is not obligated to) use a wide variety of exchange-traded and over-the-counter derivative instruments, including options, futures and swap contracts, for hedging purposes or as a substitute for investing directly in securities. The Fund may hold a portion of its assets in cash.

Wellington Management generally employs a bottom-up investment approach based on fundamental analysis of companies with large market capitalizations and estimated below-average projected price-to-earnings ratio. Based on its assessment of various company-specific factors, such as its business environment, management, balance sheet, income statement, cash flow, anticipated earnings, hidden or undervalued assets, dividends, and other related measures of value, Wellington Management seeks to identify what it considers to be overlooked or misunderstood companies with sound fundamentals. Wellington Management generally focuses on what it believes are securities of viable, growing businesses with good financial strength in industries that are temporarily out of favor and under-researched by institutions, but provide the potential for above-average total returns and sell at estimated below-average price-to-earnings multiples. Market timing is not employed, and limited consideration is given to macroeconomic analysis in establishing sector and industry weightings. Wellington Management may sell existing holdings as they approach their price targets.

Although Wellington Management may consider the factors described above in purchasing or selling investments, it may purchase, sell, or continue to hold an investment for the Fund whenever it believes that doing so may benefit the Fund or on the basis of any of the factors described above or any other factors it may at its discretion consider.

Principal Risks

Cash Position Risk The ability of the Fund to meet its objectives may be limited to the extent that it holds assets in cash or otherwise uninvested.

Credit Risk The Fund is subject to the risk that an issuer or counterparty will be unable or unwilling to honor its obligations.

Derivatives Risk; Futures Contract Risk Derivatives involve risks different from, and potentially greater than, direct investments, including risks of imperfect correlation between the value of derivatives and underlying assets, counterparty default, potential losses that partially or completely offset gains, and illiquidity. Derivatives can create investment leverage and be highly volatile. Derivatives may result in losses greater than the amount invested.

Foreign Investment Risk; Emerging Markets Risk; Currency Risk Foreign securities are subject to additional risks compared to securities of U.S. issuers, including international trade, currency, political, regulatory and diplomatic risks. In addition, fluctuations in currency exchange rates may adversely affect the values of foreign securities and the price of the Fund’s shares. Emerging markets securities are subject to greater risks than securities issued in developed foreign markets, including less liquidity, greater price volatility, higher relative rates of inflation, greater political and economic instability, and greater volatility in currency exchange rates.

Liquidity Risk Certain securities may be difficult (or impossible) to sell or positions difficult to close out at a desirable time and price, and the Fund may be required to hold an investment that is declining in value or be prevented from realizing capital gains.

Management Risk The Fund relies on the manager’s ability to achieve its investment objectives. There can be no assurance that the Fund will achieve the desired results and the Fund may incur significant losses.

Market Risk The value of the Fund’s portfolio securities may decline, at times sharply and unpredictably, as a result of unfavorable market-induced changes affecting particular industries, sectors, or issuers. Stock market prices in general may decline over short or extended periods, subjecting the Fund to unpredictable declines in the value of its shares and poor performance. The Fund is subject to risks affecting issuers, such as management performance, financial leverage, industry problems and reduced demand for goods or services.

Over-the-Counter (“OTC”) Risk OTC transactions involve risks in addition to those associated with transactions traded on exchanges. The values of OTC stocks may be more volatile than exchange-listed stocks, and the Fund may be subject to liquidity risk, which may cause the Fund to experience difficulty in purchasing or selling these securities at a fair price.

–  27  –

The Fund will be subject to the credit risk of its counterparty to an OTC transaction.

Preferred Stock Risk Preferred stocks are subject to the risks associated with other types of equity securities, as well as additional risks, such as potentially greater volatility and risks related to deferral, non-cumulative dividends, subordination, liquidity, limited voting rights, and special redemption rights.

Securities Loans and Repurchase Agreement Risk A Fund may lend portfolio securities to broker-dealers, and may enter into repurchase agreements. These transactions must be fully collateralized at all times, but involve some risk to a Fund if the other party should default on its obligation and the Fund is delayed or prevented from recovering the collateral.

Valuation Risk The Fund is subject to the risk of mispricing or improper valuation of its investments, in particular to the extent that its securities are fair valued.

Value Company Risk The value investment approach entails the risk that the market will not recognize a security’s intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

Performance Information

The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance from year to year for Class S shares. The table shows how the Fund’s average annual returns for 1 and 5 years, and since inception, compare with those of a broad measure of market performance. Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges. If these amounts were reflected, returns would be less than those shown. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. More up-to-date performance information is available at http://www.massmutual.com/retire or by calling 1-888-309-3539.

Annual Performance

Class S Shares

Highest Quarter:	2Q ’03,	17.18%	Lowest Quarter:	3Q ’02,	-	20.11%

Average Annual Total Returns

(for the periods ended December 31, 2009)

		One Year	Five Years	Since Inception (12/31/01)
Class S	Return Before Taxes	-33.98%	0.48%	0.66%

	Return After Taxes on Distributions	-34.42%	-0.53%	-0.12%

	Return After Taxes on Distributions and Sale of Fund Shares	-21.57%	0.59%	0.66%

Class Y	Return Before Taxes	-33.97%	0.45%	0.61%
Class L	Return Before Taxes	-34.04%	0.30%	0.48%
Class A(1)	Return Before Taxes	-38.01%	-1.14%	-0.62%
Class N(1)	Return Before Taxes	-35.06%	-0.25%	-0.08%
Russell 1000® Value Index (reflects no deduction for fees, expenses or taxes)		-36.85%	-0.79%	0.78%	(2)
(1)	Performance for Class A shares of the Fund reflects any applicable sales charge. Performance for Class N shares of the Fund prior to December 31, 2002 is based on Class S shares, adjusted to reflect Class N expenses, and also reflects any applicable sales charge.
(2)	From 01/02/02.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class S only. After-tax returns for other classes will vary.

–  28  –

MANAGEMENT

Investment Adviser: Massachusetts Mutual Life Insurance Company (“MassMutual”)

Subadviser: Wellington Management Company, LLP (“Wellington Management”)

Portfolio Manager: Karen H. Grimes is a Senior Vice President and Equity Portfolio Manager at Wellington Management. She has managed the Fund since [            ].

PURCHASE AND SALE OF FUND SHARES

Shares of the Fund are generally available to retirement plans, other institutional investors and individual retirement accounts. Fund shares are redeemable on any business day by written request, telephone or internet (if available).

DISTRIBUTIONS AND TAXES

Dividends and capital gain distributions received from the Fund are subject to federal income taxes and may also be subject to state and local taxes, unless you are an investor eligible for preferential tax treatment.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary, the intermediary may receive a one-time or continuing payments from the Fund, MassMutual or its affiliates, or others for the sale of Fund shares or continuing shareholder services provided by the intermediary. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary to recommend the Fund over another investment. You should contact your intermediary to find out more information about the compensation it may receive in connection with your investment.

–  29  –

MassMutual Select Value Equity Fund

INVESTMENT OBJECTIVE

The Fund seeks long-term growth of capital.

FEES AND EXPENSES OF THE FUND

These tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. For Class A shares, you may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in MassMutual funds. More information about these and other discounts is available in the section titled Sales Charges by Class in the Fund’s Prospectus or from your financial professional.

Shareholder Fees (fees paid directly from your investment)

	Class S	Class Y	Class L	Class A	Class N
Maximum Sales Charge (Load) on purchases (as a % of offering price)	None	None	None	5.75%	None
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	None	None	None	None	1.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class S	Class Y	Class L	Class A	Class N
Management Fees	.70%	.70%	.70%	.70%	.70%
Distribution and Service (Rule 12b-1) Fees	None	None	None	.25%	.50%
Other Expenses	.19%	.24%	.39%	.39%	.44%
Total Annual Fund Operating Expenses(1)	.89%	.94%	1.09%	1.34%	1.64%
(1)	Employee benefit plans which invest in the Fund through MassMutual separate investment accounts may pay additional charges under their group annuity contract or services agreement. Investors who purchase shares directly from the Fund may also be subject to charges imposed in their administrative services or other agreement with MassMutual or MassMutual affiliate. None of these charges are deducted from Fund assets.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in each share class of the Fund for the time periods indicated and then, except as indicated, redeem all of your shares at the end of those periods. For Class A shares, the example includes the initial sales charge. The example also assumes that your investment earns a 5% return each year and that the Fund’s operating expenses are exactly as described in the preceding table. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class S	$91	$284	$493	$1,096
Class Y	$96	$300	$520	$1,155
Class L	$111	$347	$601	$1,329
Class A	$704	$975	$1,267	$2,095
Class N	$270	$517	$892	$1,944
Class N (no redemption)	$167	$517	$892	$1,944

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the examples, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was [    ]% of the average value of its portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategies

The Fund invests primarily in equity securities of companies that the subadviser, Pyramis Global Advisors, LLC (“Pyramis”), believes are undervalued in the marketplace in relation to factors such as the company’s assets, sales, earnings, growth potential and cash flow, or in relation to securities of other companies in the same industry. Under normal circumstances, the Fund will invest at least 80% of its net assets in equity securities. Equity securities include common stock, preferred stock, securities convertible into common or preferred stock, rights and warrants. The Fund also may invest in exchange-traded funds. The Fund may invest in foreign

–  30  –

securities and American Depositary Receipts (“ADRs”), including emerging market securities. The Fund may but will not necessarily engage in foreign currency transactions to attempt to protect against adverse changes in currency exchange rates. In pursuing its investment objective, the Fund may (but is not obligated to) use a wide variety of exchange-traded and over-the-counter derivatives, including options, futures contracts, and swap contracts, for hedging purposes or as a substitute for investing directly in securities. The Fund may hold a portion of its assets in cash.

In buying and selling securities for the Fund, Pyramis generally relies on fundamental analysis to identify companies that it believes are undervalued traditional and other measures of value such as price/earnings (P/E), price/sales (P/S) or price/book (P/B) ratios, using earnings relative to enterprise value (the total value of a company’s outstanding equity and debt), and the discounted value of a company’s projected future free cash flows. The types of companies in which the Fund may invest include companies experiencing positive fundamental change, such as a new management team or product launch, a significant cost-cutting initiative, a merger or acquisition, or a reduction in industry capacity that Pyramis believes should lead to improved pricing, companies whose earnings potential has increased or Pyramis believes is expected to increase more than generally perceived, and companies that have enjoyed recent market popularity but which Pyramis believes appear to have temporarily fallen out of favor for reasons that are considered non-recurring or short-term.

Although Pyramis may consider the factors described above in purchasing or selling investments, it may purchase, sell, or continue to hold an investment for the Fund whenever it believes that doing so may benefit the Fund or on the basis of any of the factors described above or any other factors it may at its discretion consider.

Principal Risks

Cash Position Risk The ability of the Fund to meet its objectives may be limited to the extent that it holds assets in cash or otherwise uninvested.

Convertible Securities Risk Convertible securities are subject to the risks of both debt securities and equity securities. The values of convertible securities tend to decline as interest rates rise and, due to the conversion feature, tend to vary with fluctuations in the market value of the underlying common or preferred stock.

Credit Risk The Fund is subject to the risk that an issuer or counterparty will be unable or unwilling to honor its obligations.

Derivatives Risk; Futures Contract Risk Derivatives involve risks different from, and potentially greater than, direct investments, including risks of imperfect correlation between the value of derivatives and underlying assets, counterparty default, potential losses that partially or completely offset gains, and illiquidity. Derivatives can create investment leverage and be highly volatile. Derivatives may result in losses greater than the amount invested.

Foreign Investment Risk; Emerging Markets Risk; Currency Risk Foreign securities are subject to additional risks compared to securities of U.S. issuers, including international trade, currency, political, regulatory and diplomatic risks. In addition, fluctuations in currency exchange rates may adversely affect the values of foreign securities and the price of the Fund’s shares. Emerging markets securities are subject to greater risks than securities issued in developed foreign markets, including less liquidity, greater price volatility, higher relative rates of inflation, greater political and economic instability, and greater volatility in currency exchange rates.

Liquidity Risk Certain securities may be difficult (or impossible) to sell or positions difficult to close out at a desirable time and price, and the Fund may be required to hold an investment that is declining in value or be prevented from realizing capital gains.

Management Risk The Fund relies on the manager’s ability to achieve its investment objectives. There can be no assurance that the Fund will achieve the desired results and the Fund may incur significant losses.

Market Risk The value of the Fund’s portfolio securities may decline, at times sharply and unpredictably, as a result of unfavorable market-induced changes affecting particular industries, sectors, or issuers. Stock market prices in general may decline over short or extended periods, subjecting the Fund to unpredictable declines in the value of its shares and poor performance. The Fund is subject to risks affecting issuers, such as management performance, financial leverage, industry problems and reduced demand for goods or services.

–  31  –

Over-the-Counter (“OTC”) Risk OTC transactions involve risks in addition to those associated with transactions traded on exchanges. The values of OTC stocks may be more volatile than exchange-listed stocks, and the Fund may be subject to liquidity risk, which may cause the Fund to experience difficulty in purchasing or selling these securities at a fair price. The Fund will be subject to the credit risk of its counterparty to an OTC transaction.

Preferred Stock Risk Preferred stocks are subject to the risks associated with other types of equity securities, as well as additional risks, such as potentially greater volatility and risks related to deferral, non-cumulative dividends, subordination, liquidity, limited voting rights, and special redemption rights.

Risk of Investment in Other Funds or Pools The Fund is indirectly exposed to all of the risks of the underlying funds in which it invests, including the risk that the underlying funds will not perform as expected. The Fund indirectly pays a portion of the expenses incurred by the underlying funds.

Securities Loans and Repurchase Agreement Risk A Fund may lend portfolio securities to broker-dealers, and may enter into repurchase agreements. These transactions must be fully collateralized at all times, but involve some risk to a Fund if the other party should default on its obligation and the Fund is delayed or prevented from recovering the collateral.

Valuation Risk The Fund is subject to the risk of mispricing or improper valuation of its investments, in particular to the extent that its securities are fair valued.

Value Company Risk The value investment approach entails the risk that the market will not recognize a security’s intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

Performance Information

The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance from year to year for Class S shares. The table shows how the Fund’s average annual returns for 1 and 5 years, and since inception, compare with those of a broad measure of market performance. Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges. If these amounts were reflected, returns would be less than those shown. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. More up-to-date performance information is available at http://www.massmutual.com/retire or by calling 1-888-309-3539.

Annual Performance

Class S Shares

Highest Quarter:	2Q ’03,	15.56%	Lowest Quarter:	4Q ’08,	-	21.68%

Average Annual Total Returns

(for the periods ended December 31, 2009)

		One Year	Five Years	Since Inception (05/01/01)
Class S	Return Before Taxes	-38.33%	-1.86%	-1.36%

	Return After Taxes on Distributions	-38.81%	-3.75%	-2.71%

	Return After Taxes on Distributions and Sale of Fund Shares	-24.51%	-1.60%	-1.22%

Class Y	Return Before Taxes	-38.45%	-1.90%	-1.42%
Class L	Return Before Taxes	-38.48%	-2.06%	-1.56%
Class A(1)	Return Before Taxes	-42.20%	-3.45%	-2.56%
Class N(1)	Return Before Taxes	-39.45%	-2.59%	-2.10%
Russell 1000® Value Index (reflects no deduction for fees, expenses or taxes)		-36.85%	-0.79%	0.12%
(1)	Performance for Class A shares of the Fund reflects any applicable sales charge. Performance for Class N shares of the Fund prior to December 31, 2002 is based on Class S shares, adjusted to reflect Class N expenses, and also reflects any applicable sales charge.

–  32  –

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class S only. After-tax returns for other classes will vary.

MANAGEMENT

Investment Adviser: Massachusetts Mutual Life Insurance Company (“MassMutual”)

Subadviser: Pyramis Global Advisors, LLC (“Pyramis”)

Portfolio Manager: Ciaran O’Neill is a Portfolio Manager at Pyramis. He has managed the Fund since August 2006.

PURCHASE AND SALE OF FUND SHARES

Shares of the Fund are generally available to retirement plans, other institutional investors and individual retirement accounts. Fund shares are redeemable on any business day by written request, telephone or internet (if available).

DISTRIBUTIONS AND TAXES

Dividends and capital gain distributions received from the Fund are subject to federal income taxes and may also be subject to state and local taxes, unless you are an investor eligible for preferential tax treatment.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary, the intermediary may receive a one-time or continuing payments from the Fund, MassMutual or its affiliates, or others for the sale of Fund shares or continuing shareholder services provided by the intermediary. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary to recommend the Fund over another investment. You should contact your intermediary to find out more information about the compensation it may receive in connection with your investment.

–  33  –

MassMutual Select Large Cap Value Fund

INVESTMENT OBJECTIVE

This Fund seeks both capital growth and income.

FEES AND EXPENSES OF THE FUND

These tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. For Class A shares, you may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in MassMutual funds. More information about these and other discounts is available in the section titled Sales Charges by Class in the Fund’s Prospectus or from your financial professional.

Shareholder Fees (fees paid directly from your investment)

	Class S	Class Y	Class L	Class A	Class N
Maximum Sales Charge (Load) on purchases (as a % of offering price)	None	None	None	5.75%	None
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	None	None	None	None	1.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class S	Class Y	Class L	Class A	Class N
Management Fees	.65%	.65%	.65%	.65%	.65%
Distribution and Service (Rule 12b-1) Fees	None	None	None	.25%	.50%
Other Expenses	.12%	.21%	.36%	.36%	.41%
Total Annual Fund Operating Expenses(1)	.77%	.86%	1.01%	1.26%	1.56%
(1)	Employee benefit plans which invest in the Fund through MassMutual separate investment accounts may pay additional charges under their group annuity contract or services agreement. Investors who purchase shares directly from the Fund may also be subject to charges imposed in their administrative services or other agreement with MassMutual or MassMutual affiliate. None of these charges are deducted from Fund assets.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in each share class of the Fund for the time periods indicated and then, except as indicated, redeem all of your shares at the end of those periods. For Class A shares, the example includes the initial sales charge. The example also assumes that your investment earns a 5% return each year and that the Fund’s operating expenses are exactly as described in the preceding table. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class S	$79	$246	$428	$954
Class Y	$88	$274	$477	$1,061
Class L	$103	$322	$558	$1,236
Class A	$696	$952	$1,227	$2,010
Class N	$262	$493	$850	$1,856
Class N (no redemption)	$159	$493	$850	$1,856

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the examples, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was [    ]% of the average value of its portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategies

The Fund invests primarily in large-capitalization companies that the subadviser, Davis Selected Advisers, L.P. (“Davis”), believes are undervalued. Under normal circumstances, the Fund will invest at least 80% of its net assets in common stocks of companies with market capitalizations at the time of purchase of at least $5 billion. Equity securities may include common stocks, preferred stocks, securities convertible into common or preferred stock, rights and warrants. The Fund has the flexibility to invest in companies of any size, invest in companies whose shares may be subject to controversy, and invest in non-equity securities. While most assets typically

–  34  –

will be invested in equity securities of U.S. companies, the Fund may invest up to 20% of its total assets in foreign securities and American Depositary Receipts (“ADRs”), including emerging market securities. The Fund may but does not generally engage in foreign currency transactions to attempt to protect against adverse changes in currency exchange rates. In the current market environment, Davis expects that current income will be low. In pursuing its investment objective, the Fund may (but is not obligated to) use a wide variety of exchange-traded and over-the-counter derivatives, including options, futures contracts, and swap contracts, for hedging purposes or as a substitute for investing directly in securities. The Fund may hold a portion of its assets in cash.

The Fund’s investment strategy is to select companies for long-term investment. Davis uses fundamental research and quantitative and qualitative analysis to identify securities whose characteristics it believes foster the creation of long-term value and long-term business growth. Davis generally invests in securities that, in its view, possess a mix of traits that include: (i) first-class management (e.g., a proven track record, significant alignment of interest in business, smart appliers of technology to improve business and lower costs); (ii) strong financial condition and satisfactory profitability (e.g., strong balance sheets, low cost structure/low debt, high returns on capital; and (iii) strategic positioning for the long-term (e.g., non-obsolescent products/industries, dominant position in a growing market, global presence and brand names). The Fund historically has invested a significant portion of its assets in financial services sector. Davis may sell a security when, in its judgment, the market price is greater than its estimate of intrinsic value or the risk of owning the security makes it no longer attractive.

Although Davis may consider the factors described above in purchasing or selling investments, it may purchase, sell, or continue to hold an investment for the Fund whenever it believes that doing so may benefit the Fund or on the basis of any of the factors described above or any other factors it may at its discretion consider.

Principal Risks

Cash Position Risk The ability of the Fund to meet its objectives may be limited to the extent that it holds assets in cash or otherwise uninvested.

Credit Risk The Fund is subject to the risk that an issuer or counterparty will be unable or unwilling to honor its obligations.

Derivatives Risk; Futures Contract Risk Derivatives involve risks different from, and potentially greater than, direct investments, including risks of imperfect correlation between the value of derivatives and underlying assets, counterparty default, potential losses that partially or completely offset gains, and illiquidity. Derivatives can create investment leverage and be highly volatile. Derivatives may result in losses greater than the amount invested.

Foreign Investment Risk; Emerging Markets Risk; Currency Risk Foreign securities are subject to additional risks compared to securities of U.S. issuers, including international trade, currency, political, regulatory and diplomatic risks. In addition, fluctuations in currency exchange rates may adversely affect the values of foreign securities and the price of the Fund’s shares. Emerging markets securities are subject to greater risks than securities issued in developed foreign markets, including less liquidity, greater price volatility, higher relative rates of inflation, greater political and economic instability, and greater volatility in currency exchange rates.

Liquidity Risk Certain securities may be difficult (or impossible) to sell or positions difficult to close out at a desirable time and price, and the Fund may be required to hold an investment that is declining in value or be prevented from realizing capital gains.

Management Risk The Fund relies on the manager’s ability to achieve its investment objectives. There can be no assurance that the Fund will achieve the desired results and the Fund may incur significant losses.

Market Risk The value of the Fund’s portfolio securities may decline, at times sharply and unpredictably, as a result of unfavorable market-induced changes affecting particular industries, sectors, or issuers. Stock market prices in general may decline over short or extended periods, subjecting the Fund to unpredictable declines in the value of its shares and poor performance. The Fund is subject to risks affecting issuers, such as management performance, financial leverage, industry problems and reduced demand for goods or services.

Over-the-Counter (“OTC”) Risk OTC transactions involve risks in addition to those associated with

–  35  –

transactions traded on exchanges. The values of OTC stocks may be more volatile than exchange-listed stocks, and the Fund may be subject to liquidity risk, which may cause the Fund to experience difficulty in purchasing or selling these securities at a fair price. The Fund will be subject to the credit risk of its counterparty to an OTC transaction.

Preferred Stock Risk Preferred stocks are subject to the risks associated with other types of equity securities, as well as additional risks, such as potentially greater volatility and risks related to deferral, non-cumulative dividends, subordination, liquidity, limited voting rights, and special redemption rights.

Risk of Investment in Other Funds or Pools The Fund is indirectly exposed to all of the risks of the underlying funds in which it invests, including the risk that the underlying funds will not perform as expected. The Fund indirectly pays a portion of the expenses incurred by the underlying funds.

Securities Loans and Repurchase Agreement Risk A Fund may lend portfolio securities to broker-dealers, and may enter into repurchase agreements. These transactions must be fully collateralized at all times, but involve some risk to a Fund if the other party should default on its obligation and the Fund is delayed or prevented from recovering the collateral.

Smaller and Mid-Cap Company Risk Market risk and liquidity risk are particularly pronounced for stocks of smaller companies, which may trade less frequently and in smaller volumes than more widely-held securities, and may fluctuate in price more than other securities.

Valuation Risk The Fund is subject to the risk of mispricing or improper valuation of its investments, in particular to the extent that its securities are fair valued.

Value Company Risk The value investment approach entails the risk that the market will not recognize a security’s intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

Performance Information

The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance from year to year for Class S shares. The table shows how the Fund’s average annual returns for 1 and 5 years, and since inception, compare with those of a broad measure of market performance. Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges. If these amounts were reflected, returns would be less than those shown. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. More up-to-date performance information is available at http://www.massmutual.com/retire or by calling 1-888-309-3539.

Annual Performance

Class S Shares

Highest Quarter:	2Q ’03,	17.32%	Lowest Quarter:	4Q ’08,	-	25.05%

Average Annual Total Returns

(for the periods ended December 31, 2009)

		One Year	Five Years	Since Inception (05/01/00)
Class S	Return Before Taxes	-39.73%	-2.33%	-1.76%

	Return After Taxes on Distributions	-40.11%	-2.72%	-2.08%

	Return After Taxes on Distributions and Sale of Fund Shares	-25.25%	-1.81%	-1.44%

Class Y	Return Before Taxes	-39.72%	-2.41%	-1.84%
Class L	Return Before Taxes	-39.85%	-2.55%	-2.00%
Class A(1)	Return Before Taxes	-43.41%	-3.94%	-2.90%

–  36  –

		One Year	Five Years	Since Inception (05/01/00)
Class N(1)	Return Before Taxes	-40.75%	-3.07%	-2.55%
S&P 500® Index(2)		-37.00%	-2.19%	-3.65%
Russell 1000® Value Index(2)		-36.85%	-0.79%	0.83%
(1)	Performance for Class A shares of the Fund reflects any applicable sales charge. Performance for Class N shares of the Fund prior to December 31, 2002 is based on Class S shares, adjusted to reflect Class N expenses, and also reflects any applicable sales charge.
(2)	Reflects no deduction for fees, expenses or taxes.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class S only. After-tax returns for other classes will vary.

MANAGEMENT

Investment Adviser: Massachusetts Mutual Life Insurance Company (“MassMutual”)

Subadviser: Davis Selected Advisers, L.P. (“Davis”)

Portfolio Managers:

Christopher C. Davis is a Portfolio Manager at Davis. He has managed the Fund since [            ].

Kenneth C. Feinberg is a Portfolio Manager at Davis. He has managed the Fund since [            ].

PURCHASE AND SALE OF FUND SHARES

Shares of the Fund are generally available to retirement plans, other institutional investors and individual retirement accounts. Fund shares are redeemable on any business day by written request, telephone or internet (if available).

DISTRIBUTIONS AND TAXES

Dividends and capital gain distributions received from the Fund are subject to federal income taxes and may also be subject to state and local taxes, unless you are an investor eligible for preferential tax treatment.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary, the intermediary may receive a one-time or continuing payments from the Fund, MassMutual or its affiliates, or others for the sale of Fund shares or continuing shareholder services provided by the intermediary. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary to recommend the Fund over another investment. You should contact your intermediary to find out more information about the compensation it may receive in connection with your investment.

–  37  –

MassMutual Select Indexed Equity Fund

INVESTMENT OBJECTIVE

The Fund seeks to approximate as closely as practicable (before fees and expenses) the capitalization-weighted total rate of return of that portion of the U.S. market for publicly-traded common stocks composed of larger-capitalized companies.

FEES AND EXPENSES OF THE FUND

These tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. For Class A shares, you may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in MassMutual funds. More information about these and other discounts is available in the section titled Sales Charges by Class in the Fund’s Prospectus or from your financial professional.

Shareholder Fees (fees paid directly from your investment)

	Class Z	Class S	Class Y	Class L	Class A	Class N
Maximum Sales Charge (Load) on purchases (as a % of offering price)	None	None	None	None	5.75%	None
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	None	None	None	None	None	1.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class Z	Class S	Class Y	Class L	Class A	Class N
Management Fees	.10%	.10%	.10%	.10%	.10%	.10%
Distribution and Service (Rule 12b-1) Fees	None	None	None	None	.25%	.50%
Other Expenses(1)	.12%	.33%	.36%	.51%	.51%	.56%
Total Annual Fund Operating Expenses(2)	.22%	.43%	.46%	.61%	.86%	1.16%
Expense Reimbursement(3)	—	—	—	(.20%)	(.20%)	(.20%)
Total Annual Fund Operating Expenses after Expense Reimbursement(4)	.22%	.43%	.46%	.41%	.66%	.96%
(1)	Other Expenses include Acquired Fund fees and expenses, which represent approximate expenses borne indirectly by the Fund in its most recent fiscal year through investments in other pooled investment vehicles. The amount of Acquired Fund fees and expenses may change in the coming year due to a number of factors including, among others, a change in allocation of the Fund’s investments among other pooled investment vehicles.
(2)	Because Total Annual Fund Operating Expenses include Acquired Fund fees and expenses, they may not correspond to the ratios of expenses to average daily net assets shown in the “Financial Highlights” tables in the Prospectus, which reflect the operating expenses of the Fund and do not include Acquired Fund fees and expenses.
(3)	The expenses in the above table reflect a written agreement by MassMutual to waive .20% of the administrative and shareholder service fee for Class L, Class A and Class N of the Fund through March 31, 2011. The agreement can only be terminated by mutual consent of the Trust on behalf of the Fund and MassMutual.
(4)	Employee benefit plans which invest in the Fund through MassMutual separate investment accounts may pay additional charges under their group annuity contract or services agreement. Investors who purchase shares directly from the Fund may also be subject to charges imposed in their administrative services or other agreement with MassMutual or MassMutual affiliate. None of these charges are deducted from Fund assets.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in each share class of the Fund for the time periods indicated and then, except as indicated, redeem all of your shares at the end of those periods. For Class A shares, the example includes the initial sales charge. The example also assumes that your investment earns a 5% return each year and that the Fund’s operating expenses are exactly as described in the preceding table. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class Z	$23	$71	$124	$280
Class S	$44	$138	$241	$542
Class Y	$47	$148	$258	$579
Class L	$42	$175	$320	$743
Class A	$639	$815	$1,006	$1,557
Class N	$202	$349	$619	$1,391
Class N (no redemption)	$98	$349	$619	$1,391

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the examples, affect the Fund’s performance. During the

–  38  –

most recent fiscal year, the Fund’s portfolio turnover rate was [    ]% of the average value of its portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategies

Under normal circumstances, the Fund invests at least 80% (and, typically, substantially all) of its net assets in the equity securities of companies included within the S&P 500® Index1 (“Index”). The Index is a widely recognized, unmanaged index representative of common stocks of larger capitalized U.S. companies. As of January 31, 2010, the market capitalization range of companies included within the Index was $[        ] million to $[        ] billion.

The Fund typically attempts to hold each of the stocks included in the Index in approximately the same weightings as in the Index. The Fund’s subadviser, Northern Trust Investments, N.A. (“NTI”), uses a process known as “optimization,” a statistical sampling technique, to invest in a statistically selected sample of the securities included in the Index instead of buying every stock in the Index. In doing so, NTI attempts to maximize the Fund’s liquidity and returns while minimizing its costs. The Fund may also invest in derivatives, including index futures and options, in order to help the Fund’s returns approach the returns of a fully invested portfolio while enabling the Fund to keep cash on hand for liquidity purposes. Because the Fund, unlike the Index, is subject to fees and transaction expenses, the Fund’s returns are likely to be less than those of the Index. In addition, NTI’s use of optimization techniques may result in variance between the Fund’s performance and the Index’s returns. NTI expects that, under normal circumstances, the quarterly performance of the Fund, before fees and expenses, will track the performance of the S&P 500 Index within a 0.98 correlation coefficient.

Principal Risks

Cash Position Risk The ability of the Fund to meet its objectives may be limited to the extent that it holds assets in cash or otherwise uninvested.

Credit Risk The Fund is subject to the risk that an issuer or counterparty will be unable or unwilling to honor its obligations.

Derivatives Risk; Futures Contract Risk Derivatives involve risks different from, and potentially greater than, direct investments, including risks of imperfect correlation between the value of derivatives and underlying assets, counterparty default, potential losses that partially or completely offset gains, and illiquidity. Derivatives can create investment leverage and be highly volatile. Derivatives may result in losses greater than the amount invested.

Indexing Risk The Fund’s performance may not track the performance of the index exactly due to a number of factors, including fees and expenses of the Fund, and the Fund’s cash positions.

Liquidity Risk Certain securities may be difficult (or impossible) to sell or positions difficult to close out at a desirable time and price, and the Fund may be required to hold an investment that is declining in value or be prevented from realizing capital gains.

Management Risk The Fund relies on the manager’s ability to achieve its investment objectives. There can be no assurance that the Fund will achieve the desired results and the Fund may incur significant losses.

Market Risk The value of the Fund’s portfolio securities may decline, at times sharply and unpredictably, as a result of unfavorable market-induced changes affecting particular industries, sectors, or issuers. Stock market prices in general may decline over short or extended periods, subjecting the Fund to unpredictable declines in the value of its shares and poor performance. The Fund is subject to risks affecting issuers, such as management performance, financial leverage, industry problems and reduced demand for goods or services.

Over-the-Counter (“OTC”) Risk OTC transactions involve risks in addition to those associated with transactions traded on exchanges. The values of OTC stocks may be more volatile than exchange-listed stocks, and the Fund may be subject to liquidity risk, which may cause the Fund to experience difficulty in purchasing or selling these securities at a fair price. The Fund will be subject to the credit risk of its counterparty to an OTC transaction.

Securities Loans and Repurchase Agreement Risk A Fund may lend portfolio securities to broker-

1 “Standard & Poor’s®”, “S&P®”, “S&P 500®”, “Standard & Poor’s 500” and “500” are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by the Fund. The Fund is not sponsored, endorsed, sold or promoted by Standard & Poor’s and Standard & Poor’s makes no representation regarding the advisability of investing in the Fund.

–  39  –

dealers, and may enter into repurchase agreements. These transactions must be fully collateralized at all times, but involve some risk to a Fund if the other party should default on its obligation and the Fund is delayed or prevented from recovering the collateral.

Valuation Risk The Fund is subject to the risk of mispricing or improper valuation of its investments, in particular to the extent that its securities are fair valued.

Performance Information

The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance from year to year for Class S shares. The table shows how the Fund’s average annual returns for 1 and 5 years, and since inception, compare with those of a broad measure of market performance. Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges. If these amounts were reflected, returns would be less than those shown. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. More up-to-date performance information is available at http://www.massmutual.com/retire or by calling 1-888-309-3539.

Annual Performance(1)

Class S Shares

Highest Quarter:	2Q ’03,	15.13%	Lowest Quarter:	4Q ‘08,	-	22.13%

Average Annual Total Returns(1)

(for the periods ended December 31, 2009)

Return Before Taxes		One Year	Five Years	Since Inception (05/01)
Class Z		-37.17%	-2.39%	-2.56%
				Ten Years
Class S	Return Before Taxes	-37.31%	-2.62%	-1.82%

	Return After Taxes on Distributions	-37.59%	-2.87%	-2.15%
	Return After Taxes on Distributions and Sale of Fund Shares	-23.87%	-2.15%	-1.58%
Class Y		-37.31%	-2.64%	-1.85%
Class L(2)		-37.33%	-2.65%	-1.92%
Class A(2)		-41.04%	-4.03%	-2.75%
Class N(2)		-38.25%	-3.18%	-2.47%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)		-37.00%	-2.19%	-1.38%
(1)	The Fund commenced operations on March 1, 1998. Prior to May 1, 2000, the Fund was a “feeder” fund. It sought to obtain its investment objective by investing all its assets in the S&P 500 Index Master Portfolio (“the Master Portfolio”) managed by Barclays Global Fund Advisers. The Fund terminated the master-feeder structure effective April 30, 2000.
(2)	Performance for Class A shares of the Fund reflects any applicable sales charge. Performance for Class L shares of the Fund prior to July 1, 1999 is based on Class S shares adjusted to reflect Class L expenses. Performance for Class N shares of the Fund prior to December 31, 2002 is based on Class S shares, adjusted to reflect Class N expenses, and also reflects any applicable sales charge.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class S only. After-tax returns for other classes will vary.

MANAGEMENT

Investment Adviser: Massachusetts Mutual Life Insurance Company (“MassMutual”)

Subadviser: Northern Trust Investments, N.A. (“NTI”)

Portfolio Manager: Brent Reeder is a Senior Vice President of NTI. He has managed the Fund since [            ].

–  40  –

PURCHASE AND SALE OF FUND SHARES

Shares of the Fund are generally available to retirement plans, other institutional investors and individual retirement accounts. Fund shares are redeemable on any business day by written request, telephone or internet (if available).

DISTRIBUTIONS AND TAXES

Dividends and capital gain distributions received from the Fund are subject to federal income taxes and may also be subject to state and local taxes, unless you are an investor eligible for preferential tax treatment.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary, the intermediary may receive a one-time or continuing payments from the Fund, MassMutual or its affiliates, or others for the sale of Fund shares or continuing shareholder services provided by the intermediary. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary to recommend the Fund over another investment. You should contact your intermediary to find out more information about the compensation it may receive in connection with your investment.

–  41  –

MassMutual Select Core Opportunities Fund

INVESTMENT OBJECTIVE

This Fund seeks long-term growth of capital.

FEES AND EXPENSES OF THE FUND

These tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. For Class A shares, you may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in MassMutual funds. More information about these and other discounts is available in the section titled Sales Charges by Class in the Fund’s Prospectus or from your financial professional.

Shareholder Fees (fees paid directly from your investment)

	Class S	Class Y	Class L	Class A	Class N
Maximum Sales Charge (Load) on purchases (as a % of offering price)	None	None	None	5.75%	None
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	None	None	None	None	1.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class S	Class Y	Class L	Class A	Class N
Management Fees	.70%	.70%	.70%	.70%	.70%
Distribution and Service (Rule 12b-1) Fees	None	None	None	.25%	.50%
Other Expenses	.18%	.28%	.43%	.43%	.48%
Total Annual Fund Operating Expenses(1)	.88%	.98%	1.13%	1.38%	1.68%
(1)	Employee benefit plans which invest in the Fund through MassMutual separate investment accounts may pay additional charges under their group annuity contract or services agreement. Investors who purchase shares directly from the Fund may also be subject to charges imposed in their administrative services or other agreement with MassMutual or MassMutual affiliate. None of these charges are deducted from Fund assets.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in each share class of the Fund for the time periods indicated and then, except as indicated, redeem all of your shares at the end of those periods. For Class A shares, the example includes the initial sales charge. The example also assumes that your investment earns a 5% return each year and that the Fund’s operating expenses are exactly as described in the preceding table. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class S	$90	$281	$488	$1,084
Class Y	$100	$312	$542	$1,201
Class L	$115	$359	$622	$1,375
Class A	$707	$987	$1,287	$2,137
Class N	$274	$530	$913	$1,987
Class N (no redemption)	$171	$530	$913	$1,987

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the examples, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was [    ]% of the average value of its portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategies

The Fund invests primarily in equity securities of large capitalization companies. Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities issued by large, established companies. Equity securities may include common stocks, preferred stocks, securities convertible into common or preferred stock, rights and warrants. The Fund may also invest in foreign securities and American Depositary Receipts (“ADRs”), including emerging market securities. The Fund may but will not necessarily engage in foreign currency transactions to attempt to protect against adverse changes in currency exchange rates. In pursuing its investment objective, the Fund may (but is not obligated to) use a wide variety of exchange-traded and over-the-counter derivatives, including options, futures contracts, and swap contracts, for hedging purposes or as a substitute for investing

–  42  –

directly in securities. The Fund may hold a portion of its assets in cash.

The Fund’s subadviser, Victory Capital Management Inc. (“Victory”), seeks to invest in both growth securities (securities of companies that Victory believes will experience earnings growth) and value securities (securities that Victory believes are intrinsically worth more than their current market value). Victory may consider a variety of factors in considering when to buy and sell securities, including, for example, cash flow, book value, dividend yield, growth potential, quality of management, adequacy of revenues, earnings, capitalization, relation to historical earnings, the value of the issuer’s underlying assets and expected future relative earnings growth. Victory typically will pursue investments that it anticipates will provide above-average dividend yield or potential for appreciation.

Although Victory may consider the factors described above in purchasing or selling investments, it may purchase, sell, or continue to hold an investment for the Fund whenever it believes that doing so may benefit the Fund or on the basis of any of the factors described above or any other factors it may at its discretion consider.

Principal Risks

Cash Position Risk The ability of the Fund to meet its objectives may be limited to the extent that it holds assets in cash or otherwise uninvested.

Convertible Securities Risk Convertible securities are subject to the risks of both debt securities and equity securities. The values of convertible securities tend to decline as interest rates rise and, due to the conversion feature, tend to vary with fluctuations in the market value of the underlying common or preferred stock.

Credit Risk The Fund is subject to the risk that an issuer or counterparty will be unable or unwilling to honor its obligations.

Derivatives Risk; Futures Contract Risk Derivatives involve risks different from, and potentially greater than, direct investments, including risks of imperfect correlation between the value of derivatives and underlying assets, counterparty default, potential losses that partially or completely offset gains, and illiquidity. Derivatives can create investment leverage and be highly volatile. Derivatives may result in losses greater than the amount invested.

Foreign Investment Risk; Emerging Markets Risk; Currency Risk Foreign securities are subject to additional risks compared to securities of U.S. issuers, including international trade, currency, political, regulatory and diplomatic risks. In addition, fluctuations in currency exchange rates may adversely affect the values of foreign securities and the price of the Fund’s shares. Emerging markets securities are subject to greater risks than securities issued in developed foreign markets, including less liquidity, greater price volatility, higher relative rates of inflation, greater political and economic instability, and greater volatility in currency exchange rates.

Growth Company Risk The prices of growth securities are often more sensitive to market fluctuations because of their heavy dependence on future earnings expectations, and can be more volatile than the market in general.

Liquidity Risk Certain securities may be difficult (or impossible) to sell or positions difficult to close out at a desirable time and price, and the Fund may be required to hold an investment that is declining in value or be prevented from realizing capital gains.

Management Risk The Fund relies on the manager’s ability to achieve its investment objectives. There can be no assurance that the Fund will achieve the desired results and the Fund may incur significant losses.

Market Risk The value of the Fund’s portfolio securities may decline, at times sharply and unpredictably, as a result of unfavorable market-induced changes affecting particular industries, sectors, or issuers. Stock market prices in general may decline over short or extended periods, subjecting the Fund to unpredictable declines in the value of its shares and poor performance. The Fund is subject to risks affecting issuers, such as management performance, financial leverage, industry problems and reduced demand for goods or services.

Over-the-Counter (“OTC”) Risk OTC transactions involve risks in addition to those associated with transactions traded on exchanges. The values of OTC stocks may be more volatile than exchange-listed stocks, and the Fund may be subject to liquidity risk, which may cause the Fund to experience difficulty in purchasing or selling these securities at a fair price. The Fund will be subject to the credit risk of its counterparty to an OTC transaction.

–  43  –

Preferred Stock Risk Preferred stocks are subject to the risks associated with other types of equity securities, as well as additional risks, such as potentially greater volatility and risks related to deferral, non-cumulative dividends, subordination, liquidity, limited voting rights, and special redemption rights.

Securities Loans and Repurchase Agreement Risk A Fund may lend portfolio securities to broker-dealers, and may enter into repurchase agreements. These transactions must be fully collateralized at all times, but involve some risk to a Fund if the other party should default on its obligation and the Fund is delayed or prevented from recovering the collateral.

Valuation Risk The Fund is subject to the risk of mispricing or improper valuation of its investments, in particular to the extent that its securities are fair valued.

Value Company Risk The value investment approach entails the risk that the market will not recognize a security’s intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

Performance Information

The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance from year to year for Class S shares. The table shows how the Fund’s average annual returns for 1 year, and since inception, compare with those of a broad measure of market performance. Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges. If these amounts were reflected, returns would be less than those shown. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. More up-to-date performance information is available at http://www.massmutual.com/retire or by calling 1-888-309-3539.

Annual Performance

Class S Shares

Highest Quarter:	2Q ’07,	8.99%	Lowest Quarter:	4Q ’08,	-	25.29%

Average Annual Total Returns

(for the periods ended December 31, 2009)

		One Year	Since Inception (03/31/06)
Class S	Return Before Taxes	-38.24%	-10.65%

	Return After Taxes on Distributions	-38.71%	-11.64%

	Return After Taxes on Distributions and Sale of Fund Shares	-24.58%	-9.10%

Class Y	Return Before Taxes	-38.36%	-10.77%
Class L	Return Before Taxes	-38.43%	-10.88%
Class A(1)	Return Before Taxes	-42.14%	-13.00%
Class N(1)	Return Before Taxes	-39.41%	-11.38%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)		-37.00%	-10.44%	(2)
(1)	Performance for Class A and Class N shares of the Fund reflects any applicable sales charge.
(2)	From 04/03/06.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class S only. After-tax returns for other classes will vary.

MANAGEMENT

Investment Adviser: Massachusetts Mutual Life Insurance Company (“MassMutual”)

Subadviser: Victory Capital Management Inc. (“Victory”)

Portfolio Managers:

Lawrence G. Babin is a Chief Investment Officer and Senior Managing Director at Victory. He has been the lead portfolio manager of the Fund since [            ].

–  44  –

Paul D. Danes is a Senior Portfolio Manager and Managing Director at Victory. He has been a portfolio manager of the Fund since [            ].

Carolyn M. Rains is a Portfolio Manager and Managing Director at Victory. She has been an associate portfolio manager of the Fund since [            ].

PURCHASE AND SALE OF FUND SHARES

Shares of the Fund are generally available to retirement plans, other institutional investors and individual retirement accounts. Fund shares are redeemable on any business day by written request, telephone or internet (if available).

DISTRIBUTIONS AND TAXES

Dividends and capital gain distributions received from the Fund are subject to federal income taxes and may also be subject to state and local taxes, unless you are an investor eligible for preferential tax treatment.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary, the intermediary may receive a one-time or continuing payments from the Fund, MassMutual or its affiliates, or others for the sale of Fund shares or continuing shareholder services provided by the intermediary. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary to recommend the Fund over another investment. You should contact your intermediary to find out more information about the compensation it may receive in connection with your investment.

–  45  –

MassMutual Select Blue Chip Growth Fund

INVESTMENT OBJECTIVE

This Fund seeks growth of capital over the long term.

FEES AND EXPENSES OF THE FUND

These tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. For Class A shares, you may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in MassMutual funds. More information about these and other discounts is available in the section titled Sales Charges by Class in the Fund’s Prospectus or from your financial professional.

Shareholder Fees (fees paid directly from your investment)

	Class S	Class Y	Class L	Class A	Class N
Maximum Sales Charge (Load) on purchases (as a % of offering price)	None	None	None	5.75%	None
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	None	None	None	None	1.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class S	Class Y	Class L	Class A	Class N
Management Fees	.65%	.65%	.65%	.65%	.65%
Distribution and Service (Rule 12b-1) Fees	None	None	None	.25%	.50%
Other Expenses(1)	.19%	.32%	.44%	.44%	.49%
Total Annual Fund Operating Expenses(2)	.84%	.97%	1.09%	1.34%	1.64%
Expense Reimbursement	(.08%)	(.15%)	(.11%)	(.15%)	(.13%)
Total Annual Fund Operating Expenses after Expense Reimbursement(3)(4)	.76%	.82%	.98%	1.19%	1.51%
(1)	Other Expenses include Acquired Fund fees and expenses, which represent approximate expenses borne indirectly by the Fund in its most recent fiscal year through investments in other pooled investment vehicles. The amount of Acquired Fund fees and expenses may change in the coming year due to a number of factors including, among others, a change in allocation of the Fund’s investments among other pooled investment vehicles.
(2)	Because Total Annual Fund Operating Expenses include Acquired Fund fees and expenses, they may not correspond to the ratios of expenses to average daily net assets shown in the “Financial Highlights” tables in the Prospectus, which reflect the operating expenses of the Fund and do not include Acquired Fund fees and expenses.
(3)	The expenses in the above table reflect a written agreement by MassMutual to cap the fees and expenses of the Fund (other than extraordinary litigation and legal expenses, or other non-recurring or unusual expenses such as, for example, organizational expenses and shareholder meeting expenses), excluding Acquired Fund fees and expenses, through March 31, 2011 to the extent that Total Annual Fund Operating Expenses after Expense Reimbursement would otherwise exceed .76%, .82%, .98%, 1.19% and 1.51% for Classes S, Y, L, A and N, respectively. The Total Annual Fund Operating Expenses after Expense Reimbursement shown in the above table may exceed these amounts, because, as noted in the previous sentence, certain fees and expenses are excluded from the cap. The agreement can only be terminated by mutual consent of the Trust on behalf of the Fund and MassMutual.
(4)	Employee benefit plans which invest in the Fund through MassMutual separate investment accounts may pay additional charges under their group annuity contract or services agreement. Investors who purchase shares directly from the Fund may also be subject to charges imposed in their administrative services or other agreement with MassMutual or MassMutual affiliate. None of these charges are deducted from Fund assets.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in each share class of the Fund for the time periods indicated and then, except as indicated, redeem all of your shares at the end of those periods. For Class A shares, the example includes the initial sales charge. The example also assumes that your investment earns a 5% return each year and that the Fund’s operating expenses are exactly as described in the preceding table. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class S	$78	$260	$458	$1,030
Class Y	$84	$294	$522	$1,176
Class L	$100	$336	$590	$1,319
Class A	$689	$961	$1,253	$2,083
Class N	$257	$505	$880	$1,933
Class N (no redemption)	$154	$505	$880	$1,933

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are

–  46  –

held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the examples, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was [    ]% of the average value of its portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategies

Under normal circumstances, the Fund invests at least 80% of net assets in the common stocks of large- and medium-sized blue chip growth companies. The subadviser, T. Rowe Price Associates, Inc. (“T. Rowe Price”), currently defines blue chip growth companies to mean firms that, in its view are well-established in their industries and have the potential for above-average earnings growth. Equity securities may include common stocks, preferred stocks, securities convertible into common or preferred stock, rights and warrants. While most assets will be invested in equity securities of U.S. companies, the Fund may also invest up to 20% of its assets in foreign securities and American Depositary Receipts (“ADRs”), including emerging market securities. The Fund may, but will not necessarily, engage in foreign currency transactions to attempt to protect against adverse changes in currency exchange rates. In pursuing its investment objective, the Fund may (but is not obligated to) use a wide variety of exchange-traded and over-the-counter derivatives, including options, futures contracts, and swap contracts, for hedging purposes or as a substitute for investing directly in securities. The Fund may hold a portion of its assets in cash.

In selecting securities, T. Rowe Price generally seeks to identify companies with a leading market position, seasoned management and strong financial fundamentals. T. Rowe Price believes that solid company fundamentals (with an emphasis on strong growth in earnings per share or operating cash flow) combined with a positive industry outlook may potentially reward investors with strong investment performance. It is anticipated that some of the companies targeted will have good prospects for dividend growth.

In pursuing its investment objective, T. Rowe Price has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain (such as, for example, T. Rowe Price believes a security could increase in value as a result of a change in management, an extraordinary corporate event, a new product introduction, or a favorable competitive development). The Fund may sell securities for a variety of reasons, such as to secure gains, limit losses or redeploy assets into more promising opportunities.

Although T. Rowe Price may consider the factors described above in purchasing or selling investments, it may purchase, sell, or continue to hold an investment for the Fund whenever it believes that doing so may benefit the Fund or on the basis of any of the factors described above or any other factors it may at its discretion consider.

Principal Risks

Cash Position Risk The ability of the Fund to meet its objectives may be limited to the extent that it holds assets in cash or otherwise uninvested.

Convertible Securities Risk Convertible securities are subject to the risks of both debt securities and equity securities. The values of convertible securities tend to decline as interest rates rise and, due to the conversion feature, tend to vary with fluctuations in the market value of the underlying common or preferred stock.

Credit Risk The Fund is subject to the risk that an issuer or counterparty will be unable or unwilling to honor its obligations.

Derivatives Risk; Futures Contract Risk Derivatives involve risks different from, and potentially greater than, direct investments, including risks of imperfect correlation between the value of derivatives and underlying assets, counterparty default, potential losses that partially or completely offset gains, and illiquidity. Derivatives can create investment leverage and be highly volatile. Derivatives may result in losses greater than the amount invested.

Foreign Investment Risk; Emerging Markets Risk; Currency Risk Foreign securities are subject to additional risks compared to securities of U.S. issuers, including international trade, currency, political, regulatory and diplomatic risks. In addition, fluctuations in currency exchange rates may adversely affect the values of foreign securities and the price of the Fund’s shares. Emerging markets securities are subject to greater risks than securities issued in developed foreign markets, including less liquidity, greater price volatility, higher relative rates of inflation, greater political and economic instability, and greater volatility in currency exchange rates.

–  47  –

Growth Company Risk The prices of growth securities are often more sensitive to market fluctuations because of their heavy dependence on future earnings expectations, and can be more volatile than the market in general.

Liquidity Risk Certain securities may be difficult (or impossible) to sell or positions difficult to close out at a desirable time and price, and the Fund may be required to hold an investment that is declining in value or be prevented from realizing capital gains.

Management Risk The Fund relies on the manager’s ability to achieve its investment objectives. There can be no assurance that the Fund will achieve the desired results and the Fund may incur significant losses.

Market Risk The value of the Fund’s portfolio securities may decline, at times sharply and unpredictably, as a result of unfavorable market-induced changes affecting particular industries, sectors, or issuers. Stock market prices in general may decline over short or extended periods, subjecting the Fund to unpredictable declines in the value of its shares and poor performance. The Fund is subject to risks affecting issuers, such as management performance, financial leverage, industry problems and reduced demand for goods or services.

Over-the-Counter (“OTC”) Risk OTC transactions involve risks in addition to those associated with transactions traded on exchanges. The values of OTC stocks may be more volatile than exchange-listed stocks, and the Fund may be subject to liquidity risk, which may cause the Fund to experience difficulty in purchasing or selling these securities at a fair price. The Fund will be subject to the credit risk of its counterparty to an OTC transaction.

Preferred Stock Risk Preferred stocks are subject to the risks associated with other types of equity securities, as well as additional risks, such as potentially greater volatility and risks related to deferral, non-cumulative dividends, subordination, liquidity, limited voting rights, and special redemption rights.

Securities Loans and Repurchase Agreement Risk A Fund may lend portfolio securities to broker-dealers, and may enter into repurchase agreements. These transactions must be fully collateralized at all times, but involve some risk to a Fund if the other party should default on its obligation and the Fund is delayed or prevented from recovering the collateral.

Valuation Risk The Fund is subject to the risk of mispricing or improper valuation of its investments, in particular to the extent that its securities are fair valued.

Performance Information

The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance from year to year for Class S shares. The table shows how the Fund’s average annual returns for 1 and 5 years, and since inception, compare with those of a broad measure of market performance. Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges. If these amounts were reflected, returns would be less than those shown. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. More up-to-date performance information is available at http://www.massmutual.com/retire or by calling 1-888-309-3539.

Annual Performance

Class S Shares

Highest Quarter:	2Q ’03,	13.21%	Lowest Quarter:	4Q ’08,	-	24.74%

Average Annual Total Returns

(for the periods ended December 31, 2009)

		One Year	Five Years	Since Inception (06/01/01)
Class S	Return Before Taxes	-42.45%	-4.99%	-5.44%

	Return After Taxes on Distributions	-42.47%	-5.05%	-5.48%

	Return After Taxes on Distributions and Sale of Fund Shares	-27.56%	-4.15%	-4.47%

–  48  –

		One Year	Five Years	Since Inception (06/01/01)
Class Y	Return Before Taxes	-42.53%	-5.09%	-5.56%
Class L	Return Before Taxes	-42.59%	-5.23%	-5.68%
Class A(1)	Return Before Taxes	-46.06%	-6.59%	-6.66%
Class N(1)	Return Before Taxes	-43.46%	-5.73%	-6.21%
Russell 1000® Growth Index(2)		-38.44%	-3.42%	-4.37%
S&P 500® Index(2)		-37.00%	-2.19%	-2.48%
(1)	Performance for Class A shares of the Fund reflects any applicable sales charge. Performance for Class N shares of the Fund prior to December 31, 2002 is based on Class S shares, adjusted to reflect Class N expenses, and also reflects any applicable sales charge.
(2)	Reflects no deduction for fees, expenses or taxes.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class S only. After-tax returns for other classes will vary.

MANAGEMENT

Investment Adviser: Massachusetts Mutual Life Insurance Company (“MassMutual”)

Subadviser: T. Rowe Price Associates, Inc. (“T. Rowe Price”)

Portfolio Manager: Larry J. Puglia is a Vice President of T. Rowe Price. He has managed the Fund since [            ].

PURCHASE AND SALE OF FUND SHARES

Shares of the Fund are generally available to retirement plans, other institutional investors and individual retirement accounts. Fund shares are redeemable on any business day by written request, telephone or internet (if available).

DISTRIBUTIONS AND TAXES

Dividends and capital gain distributions received from the Fund are subject to federal income taxes and may also be subject to state and local taxes, unless you are an investor eligible for preferential tax treatment.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary, the intermediary may receive a one-time or continuing payments from the Fund, MassMutual or its affiliates, or others for the sale of Fund shares or continuing shareholder services provided by the intermediary. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary to recommend the Fund over another investment. You should contact your intermediary to find out more information about the compensation it may receive in connection with your investment.

–  49  –

MassMutual Select Large Cap Growth Fund

INVESTMENT OBJECTIVE

The Fund seeks long-term growth of capital and future income.

FEES AND EXPENSES OF THE FUND

These tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. For Class A shares, you may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in MassMutual funds. More information about these and other discounts is available in the section titled Sales Charges by Class in the Fund’s Prospectus or from your financial professional.

Shareholder Fees (fees paid directly from your investment)

	Class S	Class Y	Class L	Class A	Class N
Maximum Sales Charge (Load) on purchases (as a % of offering price)	None	None	None	5.75%	None
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	None	None	None	None	1.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class S	Class Y	Class L	Class A	Class N
Management Fees	.65%	.65%	.65%	.65%	.65%
Distribution and Service (Rule 12b-1) Fees	None	None	None	.25%	.50%
Other Expenses	.31%	.35%	.50%	.50%	.56%
Total Annual Fund Operating Expenses(1)	.96%	1.00%	1.15%	1.40%	1.71%
(1)	Employee benefit plans which invest in the Fund through MassMutual separate investment accounts may pay additional charges under their group annuity contract or services agreement. Investors who purchase shares directly from the Fund may also be subject to charges imposed in their administrative services or other agreement with MassMutual or MassMutual affiliate. None of these charges are deducted from Fund assets.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in each share class of the Fund for the time periods indicated and then, except as indicated, redeem all of your shares at the end of those periods. For Class A shares, the example includes the initial sales charge. The example also assumes that your investment earns a 5% return each year and that the Fund’s operating expenses are exactly as described in the preceding table. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class S	$98	$306	$531	$1,178
Class Y	$102	$318	$552	$1,225
Class L	$117	$365	$633	$1,398
Class A	$709	$993	$1,297	$2,158
Class N	$277	$539	$928	$2,019
Class N (no redemption)	$174	$539	$928	$2,019

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the examples, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was [    ]% of the average value of its portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategies

The Fund invests primarily in large-capitalization companies that the subadviser, Rainier Investment Management, Inc. (“Rainier”), believes offer the potential for long-term growth. Under normal circumstances, the Fund invests at least 80% of its net assets in the common stocks of companies whose market capitalizations at the time of purchase are within the market capitalization range of companies included within the Russell 1000® Growth Index (as of January 31, 2010, $[    ] million to $[    ] billion). Equity securities may include common stocks, rights and warrants. The Fund typically invests most of its assets in equity securities of U.S. companies, but may

–  50  –

invest up to 25% of its assets in foreign securities and American Depositary Receipts (“ADRs”), including emerging market securities. The Fund may from time to time engage in derivative strategies in pursuing its investment objective. The Fund may hold a portion of its assets in cash. The Fund will normally be invested in 75-150 securities. The Fund seeks to be diversified over a broad cross-section of economic sectors and industries.

In selecting securities, Rainier generally seeks to identify companies that it believes are likely to demonstrate superior earnings growth relative to their peers. Rainier typically favors companies that it believes have attractive fundamentals, such as strong revenue, earnings or cash flow growth. To help control risk, Rainier typically compares the Fund’s economic sector weightings to those of a broad index, and normally avoids extreme overweighting or underweighting relative to the index.

Although Rainier may consider the factors described above in purchasing or selling investments, it may purchase, sell, or continue to hold an investment for the Fund whenever it believes that doing so may benefit the Fund or on the basis of any of the factors described above or any other factors it may at its discretion consider.

Principal Risks

Cash Position Risk The ability of the Fund to meet its objectives may be limited to the extent that it holds assets in cash or otherwise uninvested.

Credit Risk The Fund is subject to the risk that an issuer or counterparty will be unable or unwilling to honor its obligations.

Derivatives Risk; Futures Contract Risk Derivatives involve risks different from, and potentially greater than, direct investments, including risks of imperfect correlation between the value of derivatives and underlying assets, counterparty default, potential losses that partially or completely offset gains, and illiquidity. Derivatives can create investment leverage and be highly volatile. Derivatives may result in losses greater than the amount invested.

Foreign Investment Risk; Emerging Markets Risk; Currency Risk Foreign securities are subject to additional risks compared to securities of U.S. issuers, including international trade, currency, political, regulatory and diplomatic risks. In addition, fluctuations in currency exchange rates may adversely affect the values of foreign securities and the price of the Fund’s shares. Emerging markets securities are subject to greater risks than securities issued in developed foreign markets, including less liquidity, greater price volatility, higher relative rates of inflation, greater political and economic instability, and greater volatility in currency exchange rates.

Growth Company Risk The prices of growth securities are often more sensitive to market fluctuations because of their heavy dependence on future earnings expectations, and can be more volatile than the market in general.

Liquidity Risk Certain securities may be difficult (or impossible) to sell or positions difficult to close out at a desirable time and price, and the Fund may be required to hold an investment that is declining in value or be prevented from realizing capital gains.

Management Risk The Fund relies on the manager’s ability to achieve its investment objectives. There can be no assurance that the Fund will achieve the desired results and the Fund may incur significant losses.

Market Risk The value of the Fund’s portfolio securities may decline, at times sharply and unpredictably, as a result of unfavorable market-induced changes affecting particular industries, sectors, or issuers. Stock market prices in general may decline over short or extended periods, subjecting the Fund to unpredictable declines in the value of its shares and poor performance. The Fund is subject to risks affecting issuers, such as management performance, financial leverage, industry problems and reduced demand for goods or services.

Over-the-Counter (“OTC”) Risk OTC transactions involve risks in addition to those associated with transactions traded on exchanges. The values of OTC stocks may be more volatile than exchange-listed stocks, and the Fund may be subject to liquidity risk, which may cause the Fund to experience difficulty in purchasing or selling these securities at a fair price. The Fund will be subject to the credit risk of its counterparty to an OTC transaction.

Securities Loans and Repurchase Agreement Risk A Fund may lend portfolio securities to broker-dealers, and may enter into repurchase agreements. These transactions must be fully collateralized at all times, but involve some risk to a Fund if the other

–  51  –

party should default on its obligation and the Fund is delayed or prevented from recovering the collateral.

Smaller and Mid-Cap Company Risk Market risk and liquidity risk are particularly pronounced for stocks of smaller companies, which may trade less frequently and in smaller volumes than more widely-held securities, and may fluctuate in price more than other securities.

Valuation Risk The Fund is subject to the risk of mispricing or improper valuation of its investments, in particular to the extent that its securities are fair valued.

Performance Information

The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance from year to year for Class S shares. The table shows how the Fund’s average annual returns for 1 and 5 years, and since inception, compare with those of a broad measure of market performance. Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges. If these amounts were reflected, returns would be less than those shown. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. More up-to-date performance information is available at http://www.massmutual.com/retire or by calling 1-888-309-3539.

Annual Performance

Class S Shares

Highest Quarter:	2Q ’03,	12.39%	Lowest Quarter:	4Q ’08,	-	21.55%

Average Annual Total Returns

(for the periods ended December 31, 2009)

		One Year	Five Years	Since Inception (12/31/01)
Class S	Return Before Taxes	-41.00%	-3.82%	-4.88%

	Return After Taxes on Distributions	-41.01%	-4.16%	-5.13%

	Return After Taxes on Distributions and Sale of Fund Shares	-26.63%	-3.04%	-3.93%

Class Y	Return Before Taxes	-41.08%	-3.88%	-4.95%
Class L	Return Before Taxes	-41.24%	-3.81%	-4.94%
Class A(1)	Return Before Taxes	-44.67%	-5.39%	-6.11%
Class N(1)	Return Before Taxes)	-41.99%	-4.26%	-5.41%
Russell 1000 Growth Index (reflects no deduction for fees, expenses or taxes)		-38.44%	-3.42%	-3.38%	(2)
(1)	Performance for Class A shares of the Fund reflects any applicable sales charge. Performance for Class N shares of the Fund prior to December 31, 2002 is based on Class S shares, adjusted to reflect Class N expenses, and also reflects any applicable sales charge.
(2)	From 01/02/02.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class S only. After-tax returns for other classes will vary.

MANAGEMENT

Investment Adviser: Massachusetts Mutual Life Insurance Company (“MassMutual”)

Subadviser: Rainier Investment Management, Inc. (“Rainier”)

Portfolio Managers:

James R. Margard is the Chief Investment Officer, Director of Equity Management and Chairman of the Board at Rainier. He has managed the Fund since May 2009.

Daniel M. Brewer is a Senior Portfolio Manager, Equity Research Analyst and Principal at Rainier. He has managed the Fund since May 2009.

–  52  –

Mark W. Broughton is a Senior Portfolio Manager, Equity Research Analyst and Principal at Rainier. He has managed the Fund since May 2009.

Stacie L. Cowell is a Senior Portfolio Manager, Equity Research Analyst and Principal at Rainier. She has managed the Fund since May 2009.

Mark H. Dawson is a Senior Portfolio Manager, Equity Research Analyst and Principal at Rainier. He has managed the Fund since May 2009.

Andrea L. Durbin is a Senior Portfolio Manager, Equity Research Analyst and Principal at Rainier. She has managed the Fund since May 2009.

Peter M. Musser is a Senior Portfolio Manager, Equity Research Analyst and Principal at Rainier. He has managed the Fund since May 2009.

PURCHASE AND SALE OF FUND SHARES

Shares of the Fund are generally available to retirement plans, other institutional investors and individual retirement accounts. Fund shares are redeemable on any business day by written request, telephone or internet (if available).

DISTRIBUTIONS AND TAXES

Dividends and capital gain distributions received from the Fund are subject to federal income taxes and may also be subject to state and local taxes, unless you are an investor eligible for preferential tax treatment.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary, the intermediary may receive a one-time or continuing payments from the Fund, MassMutual or its affiliates, or others for the sale of Fund shares or continuing shareholder services provided by the intermediary. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary to recommend the Fund over another investment. You should contact your intermediary to find out more information about the compensation it may receive in connection with your investment.

–  53  –

MassMutual Select Aggressive Growth Fund

INVESTMENT OBJECTIVE

This Fund seeks long-term capital appreciation.

FEES AND EXPENSES OF THE FUND

These tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. For Class A shares, you may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in MassMutual funds. More information about these and other discounts is available in the section titled Sales Charges by Class in the Fund’s Prospectus or from your financial professional.

Shareholder Fees (fees paid directly from your investment)

	Class S	Class Y	Class L	Class A	Class N
Maximum Sales Charge (Load) on purchases (as a % of offering price)	None	None	None	5.75%	None
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	None	None	None	None	1.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class S	Class Y	Class L	Class A	Class N
Management Fees	.73%	.73%	.73%	.73%	.73%
Distribution and Service (Rule 12b-1) Fees	None	None	None	.25%	.50%
Other Expenses	.13%	.23%	.38%	.38%	.43%
Total Annual Fund Operating Expenses(1)	.86%	.96%	1.11%	1.36%	1.66%
(1)	Employee benefit plans which invest in the Fund through MassMutual separate investment accounts may pay additional charges under their group annuity contract or services agreement. Investors who purchase shares directly from the Fund may also be subject to charges imposed in their administrative services or other agreement with MassMutual or MassMutual affiliate. None of these charges are deducted from Fund assets.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in each share class of the Fund for the time periods indicated and then, except as indicated, redeem all of your shares at the end of those periods. For Class A shares, the example includes the initial sales charge. The example also assumes that your investment earns a 5% return each year and that the Fund’s operating expenses are exactly as described in the preceding table. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class S	$88	$274	$477	$1,061
Class Y	$98	$306	$531	$1,178
Class L	$113	$353	$612	$1,352
Class A	$706	$981	$1,277	$2,116
Class N	$272	$523	$902	$1,965
Class N (no redemption)	$169	$523	$902	$1,965

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the examples, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was [    ]% of the average value of its portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategies

This Fund seeks to achieve its objective by investing primarily in equity securities of U.S. companies. Under normal market conditions, the Fund invests at least 80% of its net assets in equity securities. Equity securities may include common stocks, preferred stocks, securities convertible into common or preferred stock, rights and warrants. The Fund typically invests most of its assets in equity securities of U.S. companies, but may invest up to 20% of its total assets in foreign securities and American Depositary Receipts (“ADRs”), including emerging market securities. The Fund may but will not necessarily engage in foreign currency transactions to

–  54  –

attempt to protect against adverse changes in currency exchange rates. In pursuing its investment objective, the Fund may (but is not obligated to) use a wide variety of exchange-traded and over-the-counter derivatives, including options, futures contracts, and swap contracts, for hedging purposes or as a substitute for investing directly in securities. The Fund may hold a portion of its assets in cash.

Two subadvisers manage the Fund, Sands Capital Management, LLC (“Sands Capital”) and Delaware Management Company (“DMC”). Sands Capital seeks long-term capital appreciation by investing in stocks believed to have potential for dramatic wealth creation using bottom-up, fundamental research and focusing on six key investment criteria: sustainable, above average earnings growth, a leadership position, competitive advantages, a value-added focus with a clear mission, financial strength, and rational valuation. Sands Capital does not typically invest in companies with market capitalizations less than $1 billion. DMC seeks to select securities that it believes are undervalued in relation to their intrinsic value, as indicated by multiple factors, including the return on capital above its cost of capital. DMC will normally invest in common stocks of companies with market capitalizations of at least $3 billion at the time of purchase. Each subadviser may consider selling a security for the Fund, if, for example, in its judgment, the prospects for future growth do not look promising, a more attractive opportunity is identified, if fundamentals unexpectedly change or if valuations are stretched past fair value.

Although the subadvisers may consider the factors described above in purchasing or selling investments, a subadviser may purchase, sell, or continue to hold an investment for the Fund whenever it believes that doing so may benefit the Fund or on the basis of any of the factors described above or any other factors it may at its discretion consider.

Principal Risks

Cash Position Risk The ability of the Fund to meet its objectives may be limited to the extent that it holds assets in cash or otherwise uninvested.

Credit Risk The Fund is subject to the risk that an issuer or counterparty will be unable or unwilling to honor its obligations.

Derivatives Risk; Futures Contract Risk Derivatives involve risks different from, and potentially greater than, direct investments, including risks of imperfect correlation between the value of derivatives and underlying assets, counterparty default, potential losses that partially or completely offset gains, and illiquidity. Derivatives can create investment leverage and be highly volatile. Derivatives may result in losses greater than the amount invested.

Foreign Investment Risk; Emerging Markets Risk; Currency Risk Foreign securities are subject to additional risks compared to securities of U.S. issuers, including international trade, currency, political, regulatory and diplomatic risks. In addition, fluctuations in currency exchange rates may adversely affect the values of foreign securities and the price of the Fund’s shares. Emerging markets securities are subject to greater risks than securities issued in developed foreign markets, including less liquidity, greater price volatility, higher relative rates of inflation, greater political and economic instability, and greater volatility in currency exchange rates.

Growth Company Risk The prices of growth securities are often more sensitive to market fluctuations because of their heavy dependence on future earnings expectations, and can be more volatile than the market in general.

Liquidity Risk Certain securities may be difficult (or impossible) to sell or positions difficult to close out at a desirable time and price, and the Fund may be required to hold an investment that is declining in value or be prevented from realizing capital gains.

Management Risk The Fund relies on the manager’s ability to achieve its investment objectives. There can be no assurance that the Fund will achieve the desired results and the Fund may incur significant losses.

Market Risk The value of the Fund’s portfolio securities may decline, at times sharply and unpredictably, as a result of unfavorable market-induced changes affecting particular industries, sectors, or issuers. Stock market prices in general may decline over short or extended periods, subjecting the Fund to unpredictable declines in the value of its shares and poor performance. The Fund is subject to risks affecting issuers, such as management performance, financial leverage, industry problems and reduced demand for goods or services.

–  55  –

Over-the-Counter (“OTC”) Risk OTC transactions involve risks in addition to those associated with transactions traded on exchanges. The values of OTC stocks may be more volatile than exchange-listed stocks, and the Fund may be subject to liquidity risk, which may cause the Fund to experience difficulty in purchasing or selling these securities at a fair price. The Fund will be subject to the credit risk of its counterparty to an OTC transaction.

Securities Loans and Repurchase Agreement Risk A Fund may lend portfolio securities to broker-dealers, and may enter into repurchase agreements. These transactions must be fully collateralized at all times, but involve some risk to a Fund if the other party should default on its obligation and the Fund is delayed or prevented from recovering the collateral.

Smaller and Mid-Cap Company Risk Market risk and liquidity risk are particularly pronounced for stocks of smaller companies, which may trade less frequently and in smaller volumes than more widely-held securities, and may fluctuate in price more than other securities.

Valuation Risk The Fund is subject to the risk of mispricing or improper valuation of its investments, in particular to the extent that its securities are fair valued.

Performance Information

The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance from year to year for Class S shares. The table shows how the Fund’s average annual returns for 1 and 5 years, and since inception, compare with those of a broad measure of market performance. Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges. If these amounts were reflected, returns would be less than those shown. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. More up-to-date performance information is available at http://www.massmutual.com/retire or by calling 1-888-309-3539.

Annual Performance

Class S Shares

Highest Quarter:	4Q ’01,	20.09%	Lowest Quarter:	4Q ‘08,	-	27.26%

Average Annual Total Returns

(for the periods ended December 31, 2009)

		One Year	Five Years	Since Inception (05/01/00)
Class S	Return Before Taxes	-46.53%	-4.76%	-10.11%

	Return After Taxes on Distributions	-46.97%	-4.92%	-10.21%

	Return After Taxes on Distributions and Sale of Fund Shares	-29.72%	-3.99%	-7.96%

Class Y	Return Before Taxes	-46.49%	-4.83%	-10.19%
Class L	Return Before Taxes	-46.60%	-5.00%	-10.33%
Class A(1)	Return Before Taxes	-49.73%	-6.32%	-11.15%
Class N(1)	Return Before Taxes	-47.38%	-5.50%	-10.83%
Russell 1000® Growth Index (reflects no deduction for fees, expenses or taxes)		-38.44%	-3.42%	-8.22%
(1)	Performance for Class A shares of the Fund reflects any applicable sales charge. Performance for Class N shares of the Fund prior to December 31, 2002 is based on Class S shares, adjusted to reflect Class N expenses, and also reflects any applicable sales charge.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class S only. After-tax returns for other classes will vary.

–  56  –

MANAGEMENT

Investment Adviser: Massachusetts Mutual Life Insurance Company (“MassMutual”)

Subadvisers: Sands Capital Management, LLC (“Sands”)

Delaware Management Company (“DMC”)

Portfolio Managers:

David E. Levanson is a Senior Portfolio Manager and Director of U.S. of Mutual Funds at Sands. He has managed the Fund since [            ].

Frank M. Sands, Jr. is the Chief Investment Officer and Chief Executive Officer at Sands. He has managed the Fund since [            ].

Jeffrey S. Van Harte is a Senior Vice President and Chief Investment Officer – Focus Growth Equity at DMC. He has managed the Fund since [            ].

Christopher J. Bonavico is a Vice President, Senior Portfolio Manager and Equity Analyst at DMC. He has managed the Fund since [            ].

Christopher M. Ericksen is a Vice President, Portfolio Manager and Equity Analyst at DMC. He has managed the Fund since [            ].

Daniel J. Prislin is a Vice President, Senior Portfolio Manager and Equity Analyst at DMC. He has managed the Fund since [            ].

PURCHASE AND SALE OF FUND SHARES

Shares of the Fund are generally available to retirement plans, other institutional investors and individual retirement accounts. Fund shares are redeemable on any business day by written request, telephone or internet (if available).

DISTRIBUTIONS AND TAXES

Dividends and capital gain distributions received from the Fund are subject to federal income taxes and may also be subject to state and local taxes, unless you are an investor eligible for preferential tax treatment.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary, the intermediary may receive a one-time or continuing payments from the Fund, MassMutual or its affiliates, or others for the sale of Fund shares or continuing shareholder services provided by the intermediary. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary to recommend the Fund over another investment. You should contact your intermediary to find out more information about the compensation it may receive in connection with your investment.

–  57  –

MassMutual Select NASDAQ-100® Fund

INVESTMENT OBJECTIVE

This Fund seeks to approximate as closely as practicable (before fees and expenses) the total return of the NASDAQ-100 Index®1.

FEES AND EXPENSES OF THE FUND

These tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. For Class A shares, you may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in MassMutual funds. More information about these and other discounts is available in the section titled Sales Charges by Class in the Fund’s Prospectus or from your financial professional.

Shareholder Fees (fees paid directly from your investment)

	Class S	Class Y	Class L	Class A	Class N
Maximum Sales Charge (Load) on purchases (as a % of offering price)	None	None	None	5.75%	None
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	None	None	None	None	1.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class S	Class Y	Class L	Class A	Class N
Management Fees	.15%	.15%	.15%	.15%	.15%
Distribution and Service (Rule 12b-1) Fees	None	None	None	.25%	.50%
Other Expenses	.52%	.62%	.77%	.77%	.82%
Total Annual Fund Operating Expenses(1)	.67%	.77%	.92%	1.17%	1.47%
(1)	Employee benefit plans which invest in the Fund through MassMutual separate investment accounts may pay additional charges under their group annuity contract or services agreement. Investors who purchase shares directly from the Fund may also be subject to charges imposed in their

1 NASDAQ®, NASDAQ-100® and NASDAQ-100 Index® are trademarks of The NASDAQ Stock Market, Inc. (together with its affiliates, “NASDAQ”) and are licensed for use by the Fund. The Fund has not been passed on by NASDAQ as to its legality or suitability. The Fund is not issued, endorsed, sold or promoted by NASDAQ. NASDAQ MAKES NO WARRANTIES AND BEARS NO LIABILITY WITH RESPECT TO THE FUND.

administrative services or other agreement with MassMutual or MassMutual affiliate. None of these charges are deducted from Fund assets.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in each share class of the Fund for the time periods indicated and then, except as indicated, redeem all of your shares at the end of those periods. For Class A shares, the example includes the initial sales charge. The example also assumes that your investment earns a 5% return each year and that the Fund’s operating expenses are exactly as described in the preceding table. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class S	$68	$214	$373	$835
Class Y	$79	$246	$428	$954
Class L	$94	$293	$509	$1,131
Class A	$687	$925	$1,182	$1,914
Class N	$253	$465	$803	$1,757
Class N (no redemption)	$150	$465	$803	$1,757

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the examples, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was [    ]% of the average value of its portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategies

Under normal circumstances, the Fund invests at least 80% (and, typically, substantially all) of its net assets in the equity securities of companies included in the NASDAQ-100 Index (“Index”). The Index is a modified capitalization-weighted index composed of the 100 largest non-financial companies listed on the National Association of Securities Dealers Automated Quotations System (“NASDAQ”). As of January 31, 2010, the market capitalization range of companies included in the Index was $[    ] billion to $[    ] billion.

–  58  –

Although the Fund might attempt to replicate Index returns by owning all of the stocks included in the Index, the Fund’s subadviser, Northern Trust Investments, N.A. (“NTI”), instead expects normally to use a process known as “optimization,” a statistical sampling technique, to invest in a sample of securities in the Index. In doing so, NTI attempts to achieve a return approximating the Index return, while preserving liquidity and reducing costs; use of optimization techniques may result in variance between the Fund’s performance and the Index’s returns. The Fund may invest in derivatives, such as index futures and options, as an alterative to investments in equity securities. Because the Fund, unlike the Index, is subject to fees and expenses, the Fund’s returns are likely to be less than those of the Index.

Principal Risks

Cash Position Risk The ability of the Fund to meet its objectives may be limited to the extent that it holds assets in cash or otherwise uninvested.

Credit Risk The Fund is subject to the risk that an issuer or counterparty will be unable or unwilling to honor its obligations.

Derivatives Risk; Futures Contract Risk Derivatives involve risks different from, and potentially greater than, direct investments, including risks of imperfect correlation between the value of derivatives and underlying assets, counterparty default, potential losses that partially or completely offset gains, and illiquidity. Derivatives can create investment leverage and be highly volatile. Derivatives may result in losses greater than the amount invested.

Indexing Risk The Fund’s performance may not track the performance of the index exactly due to a number of factors, including fees and expenses of the Fund, and the Fund’s cash positions.

Liquidity Risk Certain securities may be difficult (or impossible) to sell or positions difficult to close out at a desirable time and price, and the Fund may be required to hold an investment that is declining in value or be prevented from realizing capital gains.

Management Risk The Fund relies on the manager’s ability to achieve its investment objectives. There can be no assurance that the Fund will achieve the desired results and the Fund may incur significant losses.

Market Risk The value of the Fund’s portfolio securities may decline, at times sharply and unpredictably, as a result of unfavorable market-induced changes affecting particular industries, sectors, or issuers. Stock market prices in general may decline over short or extended periods, subjecting the Fund to unpredictable declines in the value of its shares and poor performance. The Fund is subject to risks affecting issuers, such as management performance, financial leverage, industry problems and reduced demand for goods or services.

Over-the-Counter (“OTC”) Risk OTC transactions involve risks in addition to those associated with transactions traded on exchanges. The values of OTC stocks may be more volatile than exchange-listed stocks, and the Fund may be subject to liquidity risk, which may cause the Fund to experience difficulty in purchasing or selling these securities at a fair price. The Fund will be subject to the credit risk of its counterparty to an OTC transaction.

Preferred Stock Risk Preferred stocks are subject to the risks associated with other types of equity securities, as well as additional risks, such as potentially greater volatility and risks related to deferral, non-cumulative dividends, subordination, liquidity, limited voting rights, and special redemption rights.

Securities Loans and Repurchase Agreement Risk A Fund may lend portfolio securities to broker-dealers, and may enter into repurchase agreements. These transactions must be fully collateralized at all times, but involve some risk to a Fund if the other party should default on its obligation and the Fund is delayed or prevented from recovering the collateral.

Smaller and Mid-Cap Company Risk Market risk and liquidity risk are particularly pronounced for stocks of smaller companies, which may trade less frequently and in smaller volumes than more widely-held securities, and may fluctuate in price more than other securities.

Valuation Risk The Fund is subject to the risk of mispricing or improper valuation of its investments, in particular to the extent that its securities are fair valued.

–  59  –

Performance Information

The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance from year to year for Class S shares. The table shows how the Fund’s average annual returns for 1 and 5 years, and since inception, compare with those of a broad measure of market performance. Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges. If these amounts were reflected, returns would be less than those shown. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. More up-to-date performance information is available at http://www.massmutual.com/retire or by calling 1-888-309-3539.

Annual Performance

Class S Shares

Highest Quarter:	4Q ’01,	34.75%	Lowest Quarter:	3Q ’01,	-	36.33%

Average Annual Total Returns

(for the periods ended December 31, 2009)

		One Year	Five Years	Since Inception (05/01/00)
Class S	Return Before Taxes	-42.24%	-4.01%	-12.62%

	Return After Taxes on Distributions	-42.24%	-4.02%	-12.63%

	Return After Taxes on Distributions and Sale of Fund Shares	-27.46%	-3.36%	-9.67%

Class Y	Return Before Taxes	-42.08%	-4.04%	-12.69%
Class L	Return Before Taxes	-42.29%	-4.23%	-12.84%
Class A(1)	Return Before Taxes	-45.75%	-5.61%	-13.65%
Class N(1)	Return Before Taxes	-43.18%	-4.73%	-13.35%
NASDAQ-100 Index (reflects no deduction for fees, expenses or taxes)		-41.89%	-3.76%	-12.28%
(1)	Performance for Class A shares of the Fund reflects any applicable sales charge. Performance for Class N shares of the Fund prior to December 31, 2002 is based on Class S shares, adjusted to reflect Class N expenses, and also reflects any applicable sales charge.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class S only. After-tax returns for other classes will vary.

MANAGEMENT

Investment Adviser: Massachusetts Mutual Life Insurance Company (“MassMutual”)

Subadviser: Northern Trust Investments, N.A. (“NTI”)

Portfolio Manager: Brent Reeder is a Senior Vice President of NTI. He has managed the Fund since [            ].

PURCHASE AND SALE OF FUND SHARES

Shares of the Fund are generally available to retirement plans, other institutional investors and individual retirement accounts. Fund shares are redeemable on any business day by written request, telephone or internet (if available).

DISTRIBUTIONS AND TAXES

Dividends and capital gain distributions received from the Fund are subject to federal income taxes and may also be subject to state and local taxes, unless you are an investor eligible for preferential tax treatment.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary, the intermediary may receive a one-time or continuing payments from the Fund, MassMutual or its affiliates, or others for the sale of Fund shares or continuing shareholder services provided by the intermediary. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary to recommend the Fund over another investment. You should contact your intermediary to find out more information about the compensation it may receive in connection with your investment.

–  60  –

[THIS PAGE INTENTIONALLY LEFT BLANK]

MassMutual Select Focused Value Fund

INVESTMENT OBJECTIVE

This Fund seeks growth of capital over the long-term.

FEES AND EXPENSES OF THE FUND

These tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. For Class A shares, you may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in MassMutual funds. More information about these and other discounts is available in the section titled Sales Charges by Class in the Fund’s Prospectus or from your financial professional.

Shareholder Fees (fees paid directly from your investment)

	Class S	Class Y	Class L	Class A	Class N
Maximum Sales Charge (Load) on purchases (as a % of offering price)	None	None	None	5.75%	None
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	None	None	None	None	1.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class S	Class Y	Class L	Class A	Class N
Management Fees	.69%	.69%	.69%	.69%	.69%
Distribution and Service (Rule 12b-1) Fees	None	None	None	.25%	.50%
Other Expenses	.12%	.22%	.37%	.37%	.41%
Total Annual Fund Operating Expenses(1)	.81%	.91%	1.06%	1.31%	1.60%
(1)	Employee benefit plans which invest in the Fund through MassMutual separate investment accounts may pay additional charges under their group annuity contract or services agreement. Investors who purchase shares directly from the Fund may also be subject to charges imposed in their administrative services or other agreement with MassMutual or MassMutual affiliate. None of these charges are deducted from Fund assets.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in each share class of the Fund for the time periods indicated and then, except as indicated, redeem all of your shares at the end of those periods. For Class A shares, the example includes the initial sales charge. The example also assumes that your investment earns a 5% return each year and that the Fund’s operating expenses are exactly as described in the preceding table. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class S	$83	$259	$450	$1,002
Class Y	$93	$290	$504	$1,120
Class L	$108	$337	$585	$1,294
Class A	$701	$966	$1,252	$2,063
Class N	$266	$505	$871	$1,900
Class N (no redemption)	$163	$505	$871	$1,900

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the examples, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was [    ]% of the average value of its portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategies

The Fund invests primarily in equity securities of U.S. companies that the subadviser, Harris Associates L.P. (“Harris”), believes are undervalued. Equity securities may include common stocks, preferred stocks, securities convertible into common or preferred stocks, rights and warrants. The Fund typically invests most of its assets in equity securities of U.S. companies, but may invest in foreign securities, including emerging market securities. The Fund generally will not invest more than 25% of its total assets in foreign securities, and will not invest more than 5% of its total assets in emerging market securities. The Fund may but will not necessarily

–  62  –

engage in foreign currency transactions to attempt to protect against adverse changes in currency exchange rates. The Fund may from time to time engage in derivatives strategies in pursuing its investment objective. The Fund may hold a portion of its assets in cash. The Fund is non-diversified, which means that it may hold larger positions in a smaller number of stocks than a diversified fund.

In selecting investments for the Fund, Harris utilizes a fundamental, bottom-up investment strategy, focusing on companies with market capitalizations over $1 billion that it believes have significant profit potential. Harris generally sells a stock when it believes the stock has achieved 90-100% of its fair value or when Harris believes that management quality has deteriorated.

Although Harris may consider the factors described above in purchasing or selling investments, it may purchase, sell, or continue to hold an investment for the Fund whenever it believes that doing so may benefit the Fund or on the basis of any of the factors described above or any other factors it may at its discretion consider.

Principal Risks

Cash Position Risk The ability of the Fund to meet its objectives may be limited to the extent that it holds assets in cash or otherwise uninvested.

Convertible Securities Risk Convertible securities are subject to the risks of both debt securities and equity securities. The values of convertible securities tend to decline as interest rates rise and, due to the conversion feature, tend to vary with fluctuations in the market value of the underlying common or preferred stock.

Credit Risk The Fund is subject to the risk that an issuer or counterparty will be unable or unwilling to honor its obligations.

Derivatives Risk; Futures Contract Risk Derivatives involve risks different from, and potentially greater than, direct investments, including risks of imperfect correlation between the value of derivatives and underlying assets, counterparty default, potential losses that partially or completely offset gains, and illiquidity. Derivatives can create investment leverage and be highly volatile. Derivatives may result in losses greater than the amount invested.

Foreign Investment Risk; Emerging Markets Risk; Currency Risk Foreign securities are subject to additional risks compared to securities of U.S. issuers, including international trade, currency, political, regulatory and diplomatic risks. In addition, fluctuations in currency exchange rates may adversely affect the values of foreign securities and the price of the Fund’s shares. Emerging markets securities are subject to greater risks than securities issued in developed foreign markets, including less liquidity, greater price volatility, higher relative rates of inflation, greater political and economic instability, and greater volatility in currency exchange rates.

Liquidity Risk Certain securities may be difficult (or impossible) to sell or positions difficult to close out at a desirable time and price, and the Fund may be required to hold an investment that is declining in value or be prevented from realizing capital gains.

Management Risk The Fund relies on the manager’s ability to achieve its investment objectives. There can be no assurance that the Fund will achieve the desired results and the Fund may incur significant losses.

Market Risk The value of the Fund’s portfolio securities may decline, at times sharply and unpredictably, as a result of unfavorable market-induced changes affecting particular industries, sectors, or issuers. Stock market prices in general may decline over short or extended periods, subjecting the Fund to unpredictable declines in the value of its shares and poor performance. The Fund is subject to risks affecting issuers, such as management performance, financial leverage, industry problems and reduced demand for goods or services.

Non-diversification Risk Because the Fund may invest its assets in a more limited number of issuers than a diversified fund, a decline in the market value of a particular security may affect the Fund’s value more than if the Fund were diversified.

Over-the-Counter (“OTC”) Risk OTC transactions involve risks in addition to those associated with transactions traded on exchanges. The values of OTC stocks may be more volatile than exchange-listed stocks, and the Fund may be subject to liquidity risk, which may cause the Fund to experience difficulty in purchasing or selling these securities at a fair price. The Fund will be subject to the credit risk of its counterparty to an OTC transaction.

–  63  –

Securities Loans and Repurchase Agreement Risk A Fund may lend portfolio securities to broker-dealers, and may enter into repurchase agreements. These transactions must be fully collateralized at all times, but involve some risk to a Fund if the other party should default on its obligation and the Fund is delayed or prevented from recovering the collateral.

Smaller and Mid-Cap Company Risk Market risk and liquidity risk are particularly pronounced for stocks of smaller companies, which may trade less frequently and in smaller volumes than more widely-held securities, and may fluctuate in price more than other securities.

Valuation Risk The Fund is subject to the risk of mispricing or improper valuation of its investments, in particular to the extent that its securities are fair valued.

Value Company Risk The value investment approach entails the risk that the market will not recognize a security’s intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

Performance Information

The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance from year to year for Class S shares. The table shows how the Fund’s average annual returns for 1 and 5 years, and since inception, compare with those of a broad measure of market performance. Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges. If these amounts were reflected, returns would be less than those shown. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. More up-to-date performance information is available at http://www.massmutual.com/retire or by calling 1-888-309-3539.

Annual Performance

Class S Shares

Highest Quarter:	2Q ’03,	23.23%	Lowest Quarter:	4Q ’08,	–26.95%

Average Annual Total Returns

(for the periods ended December 31, 2009)

		One Year	Five Years	Since Inception (05/01/00)
Class S	Return Before Taxes	-42.82%	-4.06%	4.71%

	Return After Taxes on Distributions	-43.33%	-5.54%	3.53%

	Return After Taxes on Distributions and Sale of Fund Shares	-26.83%	-3.05%	4.21%

Class Y	Return Before Taxes	-42.89%	-4.16%	4.60%
Class L	Return Before Taxes	-42.98%	-4.30%	4.44%
Class A(1)	Return Before Taxes	-46.37%	-5.67%	3.48%
Class N(1)	Return Before Taxes	-43.83%	-4.83%	3.88%
Russell 1000® Index (reflects no deduction for fees, expenses or taxes)		-37.60%	-2.04%	-3.49%
(1)	Performance for Class A shares of the Fund reflects any applicable sales charge. Performance for Class N shares of the Fund prior to December 31, 2002 is based on Class S shares, adjusted to reflect Class N expenses, and also reflects any applicable sales charge.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class S only. After-tax returns for other classes will vary.

–  64  –

MANAGEMENT

Investment Adviser: Massachusetts Mutual Life Insurance Company (“MassMutual”)

Subadviser: Harris Associates L.P. (“Harris”)

Portfolio Managers:

Robert Levy is the Chairman and Chief Investment Officer, Domestic Equity of Harris. He has managed the Fund since [            ].

Michael J. Mangan has assisted Mr. Levy in managing the Fund since [            ].

PURCHASE AND SALE OF FUND SHARES

Shares of the Fund are generally available to retirement plans, other institutional investors and individual retirement accounts. Fund shares are redeemable on any business day by written request, telephone or internet (if available).

DISTRIBUTIONS AND TAXES

Dividends and capital gain distributions received from the Fund are subject to federal income taxes and may also be subject to state and local taxes, unless you are an investor eligible for preferential tax treatment.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary, the intermediary may receive a one-time or continuing payments from the Fund, MassMutual or its affiliates, or others for the sale of Fund shares or continuing shareholder services provided by the intermediary. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary to recommend the Fund over another investment. You should contact your intermediary to find out more information about the compensation it may receive in connection with your investment.

–  65  –

MassMutual Select Mid-Cap Value Fund

INVESTMENT OBJECTIVE

This Fund seeks growth of capital over the long-term.

FEES AND EXPENSES OF THE FUND

These tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. For Class A shares, you may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in MassMutual funds. More information about these and other discounts is available in the section titled Sales Charges by Class in the Fund’s Prospectus or from your financial professional.

Shareholder Fees (fees paid directly from your investment)

	Class S	Class Y	Class L	Class A	Class N
Maximum Sales Charge (Load) on purchases (as a % of offering price)	None	None	None	5.75%	None
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	None	None	None	None	1.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class S	Class Y	Class L	Class A	Class N
Management Fees	.70%	.70%	.70%	.70%	.70%
Distribution and Service (Rule 12b-1) Fees	None	None	None	.25%	.50%
Other Expenses	.10%	.20%	.35%	.35%	.40%
Total Annual Fund Operating Expenses(1)	.80%	.90%	1.05%	1.30%	1.60%
(1)	Employee benefit plans which invest in the Fund through MassMutual separate investment accounts may pay additional charges under their group annuity contract or services agreement. Investors who purchase shares directly from the Fund may also be subject to charges imposed in their administrative services or other agreement with MassMutual or MassMutual affiliate. None of these charges are deducted from Fund assets.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in each share class of the Fund for the time periods indicated and then, except as indicated, redeem all of your shares at the end of those periods. For Class A shares, the example includes the initial sales charge. The example also assumes that your investment earns a 5% return each year and that the Fund’s operating expenses are exactly as described in the preceding table. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class S	$82	$255	$444	$990
Class Y	$92	$287	$498	$1,108
Class L	$107	$334	$579	$1,283
Class A	$700	$963	$1,247	$2,053
Class N	$266	$505	$871	$1,900
Class N (no redemption)	$163	$505	$871	$1,900

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the examples, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was [    ]% of the average value of its portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategies

The Fund invests primarily in equity securities of mid-capitalization companies that the subadvisers believe are undervalued. Equity securities may include common stocks, preferred stocks, securities convertible into common or preferred stock, rights and warrants. Under normal circumstances, the Fund invests at least 80% of its net assets in the stocks of mid-cap companies. The subadvisers currently define “mid-cap” companies as those whose market capitalizations at the time of purchase are between $500 million and $10 billion or fall within the market capitalization range of companies included in the Russell Midcap® Value Index (as of January 31,

–  66  –

2010, between $[    ] million and $[    ] billion). The Fund typically invests most of its assets in equity securities of U.S. companies, but may gain exposure to non-U.S. issuers through the purchase of American Depositary Receipts (“ADRs”). The Fund may but will not necessarily engage in foreign currency transactions to attempt to protect against adverse changes in currency exchange rates. In pursuing its investment objective, the Fund may (but is not obligated to) use a wide variety of exchange-traded and over-the-counter derivatives, including options, futures contracts, and swap contracts, for hedging purposes or as a substitute for investing directly in securities. The Fund may hold a portion of its assets in cash.

The Fund is managed by two subadvisers, Cooke & Bieler, L.P. (“Cooke & Bieler”) and Systematic Financial Management, L.P. (“Systematic”), each being responsible for a portion of the portfolio, but not necessarily equally weighted. Each subadviser utilizes a fundamental, bottom-up investment strategy in selecting securities for the Fund, based on, among other things, its analysis of a company’s financial characteristics and its assessment of the quality of a company’s management. Generally, Cooke & Bieler expects to hold between 30 and 50 securities in its portion of the portfolio, and Systematic expects to hold between 60 and 80 companies in its portion of the portfolio.

Cooke & Bieler generally may consider selling a stock for the Fund if, for example, in its judgment, the stock has achieved its fair value, the long-term quality of the company has diminished, or it believes that more attractive investment alternatives are available. Systematic generally may consider selling a stock for the Fund if, for example, in its judgment, the stock’s price has appreciated to a level that Systematic considers to be the stock’s fair value, its analysis leads Systematic to anticipate downward earnings revisions for a company, a company experiences an unexpected earnings announcement, or Systematic identifies other investment opportunities that it believes to be more attractive.

Although the subadvisers may consider the factors described above in purchasing or selling investments, a subadviser may purchase, sell, or continue to hold an investment for the Fund whenever it believes that doing so may benefit the Fund or on the basis of any other factors it may at its discretion consider.

Principal Risks

Cash Position Risk The ability of the Fund to meet its objectives may be limited to the extent that it holds assets in cash or otherwise uninvested.

Convertible Securities Risk Convertible securities are subject to the risks of both debt securities and equity securities. The values of convertible securities tend to decline as interest rates rise and, due to the conversion feature, tend to vary with fluctuations in the market value of the underlying common or preferred stock.

Credit Risk The Fund is subject to the risk that an issuer or counterparty will be unable or unwilling to honor its obligations.

Derivatives Risk; Futures Contract Risk Derivatives involve risks different from, and potentially greater than, direct investments, including risks of imperfect correlation between the value of derivatives and underlying assets, counterparty default, potential losses that partially or completely offset gains, and illiquidity. Derivatives can create investment leverage and be highly volatile. Derivatives may result in losses greater than the amount invested.

Foreign Investment Risk; Emerging Markets Risk; Currency Risk Foreign securities are subject to additional risks compared to securities of U.S. issuers, including international trade, currency, political, regulatory and diplomatic risks. In addition, fluctuations in currency exchange rates may adversely affect the values of foreign securities and the price of the Fund’s shares. Emerging markets securities are subject to greater risks than securities issued in developed foreign markets, including less liquidity, greater price volatility, higher relative rates of inflation, greater political and economic instability, and greater volatility in currency exchange rates.

Liquidity Risk Certain securities may be difficult (or impossible) to sell or positions difficult to close out at a desirable time and price, and the Fund may be required to hold an investment that is declining in value or be prevented from realizing capital gains.

Management Risk The Fund relies on the manager’s ability to achieve its investment objectives. There can be no assurance that the Fund will achieve the desired results and the Fund may incur significant losses.

–  67  –

Market Risk The value of the Fund’s portfolio securities may decline, at times sharply and unpredictably, as a result of unfavorable market-induced changes affecting particular industries, sectors, or issuers. Stock market prices in general may decline over short or extended periods, subjecting the Fund to unpredictable declines in the value of its shares and poor performance. The Fund is subject to risks affecting issuers, such as management performance, financial leverage, industry problems and reduced demand for goods or services.

Over-the-Counter (“OTC”) Risk OTC transactions involve risks in addition to those associated with transactions traded on exchanges. The values of OTC stocks may be more volatile than exchange-listed stocks, and the Fund may be subject to liquidity risk, which may cause the Fund to experience difficulty in purchasing or selling these securities at a fair price. The Fund will be subject to the credit risk of its counterparty to an OTC transaction.

Preferred Stock Risk Preferred stocks are subject to the risks associated with other types of equity securities, as well as additional risks, such as potentially greater volatility and risks related to deferral, non-cumulative dividends, subordination, liquidity, limited voting rights, and special redemption rights.

Securities Loans and Repurchase Agreement Risk A Fund may lend portfolio securities to broker-dealers, and may enter into repurchase agreements. These transactions must be fully collateralized at all times, but involve some risk to a Fund if the other party should default on its obligation and the Fund is delayed or prevented from recovering the collateral.

Smaller and Mid-Cap Company Risk Market risk and liquidity risk are particularly pronounced for stocks of smaller companies, which may trade less frequently and in smaller volumes than more widely-held securities, and may fluctuate in price more than other securities.

Valuation Risk The Fund is subject to the risk of mispricing or improper valuation of its investments, in particular to the extent that its securities are fair valued.

Value Company Risk The value investment approach entails the risk that the market will not recognize a security’s intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

Performance Information

The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance from year to year for Class S shares. The table shows how the Fund’s average annual returns for 1 year, and since inception, compare with those of a broad measure of market performance. Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges. If these amounts were reflected, returns would be less than those shown. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. More up-to-date performance information is available at http://www.massmutual.com/retire or by calling 1-888-309-3539.

Annual Performance

Class S Shares

Highest Quarter:	2Q ’07,	6.35%	Lowest Quarter:	4Q ’08,	-	22.99%

Average Annual Total Returns

(for the periods ended December 31, 2009)

		One Year	Since Inception (08/29/06)
Class S	Return Before Taxes	-32.61%	-13.83%

	Return After Taxes on Distributions	-32.85%	-14.75%

	Return After Taxes on Distributions and Sale of Fund Shares	-20.93%	-11.84%

Class Y	Return Before Taxes	-32.67%	-13.94%
Class L	Return Before Taxes	-32.77%	-14.01%
Class A(1)	Return Before Taxes	-36.79%	-16.39%
Class N(1)	Return Before Taxes	-33.89%	-14.50%
Russell Midcap Value Index (reflects no deduction for fees, expenses or taxes)		-38.44%	-15.94%	(2)
(1)	Performance for Class A and Class N shares of the Fund reflects any applicable sales charge.
(2)	From 09/01/06.

–  68  –

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class S only. After-tax returns for other classes will vary.

MANAGEMENT

Investment Adviser: Massachusetts Mutual Life Insurance Company (“MassMutual”)

Subadvisers: Cooke & Bieler, L.P (“Cooke & Bieler”)

Systematic Financial Management, L.P. (“Systematic”)

Portfolio Managers:

Michael M. Meyer is a Partner, Portfolio Manager and Research Analyst at Cooke & Bieler. He has managed the Fund since [            ].

James R. Norris is a Partner, Portfolio Manager and Research Analyst at Cooke & Bieler. He has managed the Fund since [            ].

Kermit S. Eck is a Partner, Portfolio Manager and Research Analyst at Cooke & Bieler. He has managed the Fund since [            ].

Edward W. O’Connor is a Partner, Portfolio Manager and Research Analyst at Cooke & Bieler. He has managed the Fund since [            ].

R. James O’Neil is a Chartered Financial Analyst, Partner, Portfolio Manager and Research Analyst at Cooke & Bieler. He has managed the Fund since [            ].

Mehul Trivedi is a Partner, Portfolio Manager and Research Analyst at Cooke & Bieler. He has managed the Fund since [            ].

Daren C. Heitman is a Partner, Portfolio Manager and Research Analyst at Cooke & Bieler. He has managed the Fund since [            ].

Ronald M. Mushock is the Lead Portfolio Manager of Mid Cap Portfolios at Systematic. He has managed the Fund since June 2009.

D. Kevin McCreesh is the Chief Investment Officer at Systematic. He has managed the Fund since June 2009.

PURCHASE AND SALE OF FUND SHARES

Shares of the Fund are generally available to retirement plans, other institutional investors and individual retirement accounts. Fund shares are redeemable on any business day by written request, telephone or internet (if available).

DISTRIBUTIONS AND TAXES

Dividends and capital gain distributions received from the Fund are subject to federal income taxes and may also be subject to state and local taxes, unless you are an investor eligible for preferential tax treatment.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary, the intermediary may receive a one-time or continuing payments from the Fund, MassMutual or its affiliates, or others for the sale of Fund shares or continuing shareholder services provided by the intermediary. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary to recommend the Fund over another investment. You should contact your intermediary to find out more information about the compensation it may receive in connection with your investment.

–  69  –

MassMutual Select Small Cap Value Equity Fund

INVESTMENT OBJECTIVE

This Fund seeks to maximize total return through investment primarily in small capitalization equity securities.

FEES AND EXPENSES OF THE FUND

These tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. For Class A shares, you may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in MassMutual funds. More information about these and other discounts is available in the section titled Sales Charges by Class in the Fund’s Prospectus or from your financial professional.

Shareholder Fees (fees paid directly from your investment)

	Class S	Class Y	Class L	Class A	Class N
Maximum Sales Charge (Load) on purchases (as a % of offering price)	None	None	None	5.75%	None
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	None	None	None	None	1.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class S	Class Y	Class L	Class A	Class N
Management Fees	.75%	.75%	.75%	.75%	.75%
Distribution and Service (Rule 12b-1) Fees	None	None	None	.25%	.50%
Other Expenses	.12%	.22%	.37%	.37%	.42%
Acquired Fund Fees and Expenses(1)	.05%	.05%	.05%	.05%	.05%
Total Annual Fund Operating Expenses(2)(3)	.92%	1.02%	1.17%	1.42%	1.72%
(1)	Acquired Fund fees and expenses represent approximate expenses borne indirectly by the Fund in its most recent fiscal year through investments in other pooled investment vehicles. The amount of Acquired Fund fees and expenses may change in the coming year due to a number of factors including, among others, a change in allocation of the Fund’s investments among other pooled investment vehicles.
(2)	Because Total Annual Fund Operating Expenses include Acquired Fund fees and expenses, they may not correspond to the ratios of expenses to average daily net assets shown in the “Financial Highlights” tables in the Prospectus, which reflect the operating expenses of the Fund and do not include Acquired Fund fees and expenses.
(3)	Employee benefit plans which invest in the Fund through MassMutual separate investment accounts may pay additional charges under their group annuity contract or services agreement. Investors who purchase shares directly from the Fund may also be subject to charges imposed in their administrative services or other agreement with MassMutual or MassMutual affiliate. None of these charges are deducted from Fund assets.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in each share class of the Fund for the time periods indicated and then, except as indicated, redeem all of your shares at the end of those periods. For Class A shares, the example includes the initial sales charge. The example also assumes that your investment earns a 5% return each year and that the Fund’s operating expenses are exactly as described in the preceding table. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class S	$94	$293	$509	$1,131
Class Y	$104	$325	$563	$1,248
Class L	$119	$372	$644	$1,420
Class A	$711	$998	$1,307	$2,179
Class N	$278	$542	$933	$2,030
Class N (no redemption)	$175	$542	$933	$2,030

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the examples, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was [    ]% of the average value of its portfolio.

–  70  –

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategies

The Fund invests primarily in common stocks of small-capitalization companies that the subadvisers believe are undervalued. Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities of companies whose market capitalizations at the time of purchase are within the market capitalization range of companies included in the Russell 2000® Index or the S&P Small Cap 600 Index (as of January 31, 2010, between $[    ] million and $[    ] billion). Equity securities may include common stocks, preferred stock, rights and warrants. The Fund typically invests most of its assets in U.S. companies, but may invest up to 20% of its total assets in foreign securities, including emerging market securities. The Fund may but will not necessarily engage in foreign currency transactions to attempt to protect against adverse changes in currency exchange rates. The Fund may from time to time engage in derivative strategies in pursuing its investment objective. The Fund may hold a portion of its assets in cash.

The Fund is managed by two subadvisers, Wellington Management Company, LLP (“Wellington Management”) and Barrow, Hanley Mewhinney & Strauss, Inc. (“Barrow Hanley”), each being responsible for a portion of the portfolio; the portions of the Fund’s assets for which the two subadvisers are responsible will not necessarily be equal and may change from time to time. Each subadviser employs a value-based investment approach and may perform a number of analyses in considering whether to buy or sell a security for the Fund. In selecting investments for the Fund, Wellington Management generally employs a bottom-up stock selection process that utilizes proprietary, fundamental research to identify companies it considers to be undervalued and to have the potential for significant longer-term returns. In selecting securities for the Fund, Barrow Hanley typically seeks to exploit market inefficiencies by using proprietary research to identify small capitalization companies that it considers to be undervalued and to have the potential to generate superior returns while subjecting the Fund to below average levels of risk. A subadviser may consider selling a stock for the Fund if, in its judgment, the security has reached its target price, has failed to perform as expected or other opportunities appear more attractive.

Although the subadvisers may consider the factors described above in purchasing or selling investments, a subadviser may purchase, sell, or continue to hold an investment for the Fund whenever it believes that doing so may benefit the Fund or on the basis of any other factors it may in its discretion consider.

Principal Risks

Cash Position Risk The ability of the Fund to meet its objectives may be limited to the extent that it holds assets in cash or otherwise uninvested.

Derivatives Risk; Futures Contract Risk Derivatives involve risks different from, and potentially greater than, direct investments, including risks of imperfect correlation between the value of derivatives and underlying assets, counterparty default, potential losses that partially or completely offset gains, and illiquidity. Derivatives can create investment leverage and be highly volatile. Derivatives may result in losses greater than the amount invested.

Foreign Investment Risk; Emerging Markets Risk; Currency Risk Foreign securities are subject to additional risks compared to securities of U.S. issuers, including international trade, currency, political, regulatory and diplomatic risks. In addition, fluctuations in currency exchange rates may adversely affect the values of foreign securities and the price of the Fund’s shares. Emerging markets securities are subject to greater risks than securities issued in developed foreign markets, including less liquidity, greater price volatility, higher relative rates of inflation, greater political and economic instability, and greater volatility in currency exchange rates.

Liquidity Risk Certain securities may be difficult (or impossible) to sell or positions difficult to close out at a desirable time and price, and the Fund may be required to hold an investment that is declining in value or be prevented from realizing capital gains.

Management Risk The Fund relies on the manager’s ability to achieve its investment objectives. There can be no assurance that the Fund will achieve the desired results and the Fund may incur significant losses.

Market Risk The value of the Fund’s portfolio securities may decline, at times sharply and unpredictably, as a result of unfavorable market-induced changes affecting particular industries, sectors, or issuers. Stock market prices in general

–  71  –

may decline over short or extended periods, subjecting the Fund to unpredictable declines in the value of its shares and poor performance. The Fund is subject to risks affecting issuers, such as management performance, financial leverage, industry problems and reduced demand for goods or services.

Over-the-Counter (“OTC”) Risk OTC transactions involve risks in addition to those associated with transactions traded on exchanges. The values of OTC stocks may be more volatile than exchange-listed stocks, and the Fund may be subject to liquidity risk, which may cause the Fund to experience difficulty in purchasing or selling these securities at a fair price. The Fund will be subject to the credit risk of its counterparty to an OTC transaction.

Preferred Stock Risk Preferred stocks are subject to the risks associated with other types of equity securities, as well as additional risks, such as potentially greater volatility and risks related to deferral, non-cumulative dividends, subordination, liquidity, limited voting rights, and special redemption rights.

Smaller and Mid-Cap Company Risk Market risk and liquidity risk are particularly pronounced for stocks of smaller companies, which may trade less frequently and in smaller volumes than more widely-held securities, and may fluctuate in price more than other securities.

Valuation Risk The Fund is subject to the risk of mispricing or improper valuation of its investments, in particular to the extent that its securities are fair valued.

Value Company Risk The value investment approach entails the risk that the market will not recognize a security’s intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

Performance Information

The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance from year to year for Class S shares. The table shows how the Fund’s average annual returns for 1 year, and since inception, compare with those of a broad measure of market performance. Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges. If these amounts were reflected, returns would be less than those shown. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. More up-to-date performance information is available at http://www.massmutual.com/retire or by calling 1-888-309-3539.

Annual Performance

Class S Shares

Highest Quarter:	2Q ’07,	2.61%	Lowest Quarter:	4Q ’08,	-	24.64%

Average Annual Total Returns

(for the periods ended December 31, 2009)

		One Year	Since Inception (03/31/06)
Class S	Return Before Taxes	-32.97%	-14.61%

	Return After Taxes on Distributions	-33.19%	-14.95%

	Return After Taxes on Distributions and Sale of Fund Shares	-21.16%	-12.19%

Class Y	Return Before Taxes	-33.01%	-14.69%
Class L	Return Before Taxes	-33.12%	-14.79%
Class A(1)	Return Before Taxes	-37.13%	-16.81%
Class N(1)	Return Before Taxes	-34.15%	-15.26%
Russell 2000 Value Index (no deduction for fees, expenses or taxes)		-28.92%	-12.27%	(2)
(1)	Performance for Class A and Class N shares of the Fund reflects any applicable sales charge.
(2)	From 04/03/06.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class S only. After-tax returns for other classes will vary.

–  72  –

MANAGEMENT

Investment Adviser: Massachusetts Mutual Life Insurance Company (“MassMutual”)

Subadvisers: Wellington Management Company, LLP (“Wellington Management”)

Barrow, Hanley, Mewhinney & Strauss, Inc. (“Barrow Hanley”)

Portfolio Managers:

Shaun F. Pedersen is a Vice President and Equity Portfolio Manager of Wellington Management. He has managed the Fund since October 2009.

Timothy J. McCormack is a Senior Vice President and Equity Portfolio Manager of Wellington Management. He has managed the Fund since October 2009.

James S. McClure is a principal at Barrow Hanley. He has managed the Fund since October 2009.

John P. Harloe is a principal at Barrow Hanley. He has managed the Fund since October 2009.

PURCHASE AND SALE OF FUND SHARES

Shares of the Fund are generally available to retirement plans, other institutional investors and individual retirement accounts. Fund shares are redeemable on any business day by written request, telephone or internet (if available).

DISTRIBUTIONS AND TAXES

Dividends and capital gain distributions received from the Fund are subject to federal income taxes and may also be subject to state and local taxes, unless you are an investor eligible for preferential tax treatment.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary, the intermediary may receive a one-time or continuing payments from the Fund, MassMutual or its affiliates, or others for the sale of Fund shares or continuing shareholder services provided by the intermediary. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary to recommend the Fund over another investment. You should contact your intermediary to find out more information about the compensation it may receive in connection with your investment.

–  73  –

MassMutual Select Small Company Value Fund

INVESTMENT OBJECTIVE

The Fund seeks to achieve long-term growth of capital by investing primarily in a diversified portfolio of equity securities of smaller companies.

FEES AND EXPENSES OF THE FUND

These tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. For Class A shares, you may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in MassMutual funds. More information about these and other discounts is available in the section titled Sales Charges by Class in the Fund’s Prospectus or from your financial professional.

Shareholder Fees (fees paid directly from your investment)

	Class S	Class Y	Class L	Class A	Class N
Maximum Sales Charge (Load) on purchases (as a % of offering price)	None	None	None	5.75%	None
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	None	None	None	None	1.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class S	Class Y	Class L	Class A	Class N
Management Fees	.85%	.85%	.85%	.85%	.85%
Distribution and Service (Rule 12b-1) Fees	None	None	None	.25%	.50%
Other Expenses	.20%	.24%	.39%	.39%	.44%
Acquired Fund Fees and Expenses(1)	.07%	.07%	.07%	.07%	.07%
Total Annual Fund Operating Expenses(2)(3)	1.12%	1.16%	1.31%	1.56%	1.86%
(1)	Acquired Fund fees and expenses represent approximate expenses borne indirectly by the Fund in its most recent fiscal year through investments in other pooled investment vehicles. The amount of Acquired Fund fees and expenses may change in the coming year due to a number of factors including, among others, a change in allocation of the Fund’s investments among other pooled investment vehicles.
(2)	Because Total Annual Fund Operating Expenses include Acquired Fund fees and expenses, they may not correspond to the ratios of expenses to average daily net assets shown in the “Financial Highlights” tables in the Prospectus, which reflect the operating expenses of the Fund and do not include Acquired Fund fees and expenses.

(3)	Employee benefit plans which invest in the Fund through MassMutual separate investment accounts may pay additional charges under their group annuity contract or services agreement. Investors who purchase shares directly from the Fund may also be subject to charges imposed in their administrative services or other agreement with MassMutual or MassMutual affiliate. None of these charges are deducted from Fund assets.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in each share class of the Fund for the time periods indicated and then, except as indicated, redeem all of your shares at the end of those periods. For Class A shares, the example includes the initial sales charge. The example also assumes that your investment earns a 5% return each year and that the Fund’s operating expenses are exactly as described in the preceding table. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class S	$114	$356	$617	$1,363
Class Y	$118	$368	$638	$1,409
Class L	$133	$415	$718	$1,579
Class A	$725	$1,039	$1,376	$2,325
Class N	$292	$585	$1,006	$2,180
Class N (no redemption)	$189	$585	$1,006	$2,180

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the examples, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was [    ]% of the average value of its portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategies

The Fund invests primarily in equity securities that the subadvisers consider to be undervalued. Under normal circumstances, the Fund invests at least 80% of its net assets in the securities of companies whose market capitalizations at the time of purchase are within the market capitalization range of companies included in the Russell 2000® Index or the S&P

–  74  –

SmallCap 600 Index (as of January 31, 2010, between $[    ] million and $[    ] billion). Equity securities may include common stocks, preferred stocks, securities convertible into common or preferred stock, rights and warrants. While most assets typically will be invested in equity securities of U.S. companies, the Fund also may invest up to 20% of its total assets in foreign securities, including emerging market securities. The Fund may but will not necessarily engage in foreign currency transactions to attempt to protect against adverse changes in currency exchange rates. In pursuing its investment objective, the Fund may (but is not obligated to) use a wide variety of exchange-traded and over-the-counter derivatives, including options, futures contracts, and swap contracts, for hedging purposes or as a substitute for investing directly in securities. The Fund may hold a portion of its assets in cash.

The Fund is managed by three subadvisers, Federated Clover Investment Advisors (“Federated Clover”), T. Rowe Price Associates, Inc. (“T. Rowe Price”), and EARNEST Partners, LLC (“Earnest Partners”), each being responsible for a portion of the portfolio, but not necessarily equally weighted. Each subadviser employs a value-based investment approach and may perform a number of analyses in considering whether to buy or sell a security for the Fund. Each of the subadvisers uses a combination of fundamental and quantitative analyses to identify undervalued companies. A subadviser may consider selling a security for the Fund if, for example, in its judgment, the security has reached its target price, has failed to perform as expected and the security’s investment thesis is no longer intact, or other opportunities appear more attractive.

Although the subadvisers may consider the factors described above in purchasing or selling investments, a subadviser may purchase, sell, or continue to hold an investment whenever it believes that doing so may benefit the Fund or on the basis of any other factors it may at its discretion consider.

Principal Risks

Cash Position Risk The ability of the Fund to meet its objectives may be limited to the extent that it holds assets in cash or otherwise uninvested.

Convertible Securities Risk Convertible securities are subject to the risks of both debt securities and equity securities. The values of convertible securities tend to decline as interest rates rise and, due to the conversion feature, tend to vary with fluctuations in the market value of the underlying common or preferred stock.

Credit Risk The Fund is subject to the risk that an issuer or counterparty will be unable or unwilling to honor its obligations.

Derivatives Risk; Futures Contract Risk Derivatives involve risks different from, and potentially greater than, direct investments, including risks of imperfect correlation between the value of derivatives and underlying assets, counterparty default, potential losses that partially or completely offset gains, and illiquidity. Derivatives can create investment leverage and be highly volatile. Derivatives may result in losses greater than the amount invested.

Foreign Investment Risk; Emerging Markets Risk; Currency Risk Foreign securities are subject to additional risks compared to securities of U.S. issuers, including international trade, currency, political, regulatory and diplomatic risks. In addition, fluctuations in currency exchange rates may adversely affect the values of foreign securities and the price of the Fund’s shares. Emerging markets securities are subject to greater risks than securities issued in developed foreign markets, including less liquidity, greater price volatility, higher relative rates of inflation, greater political and economic instability, and greater volatility in currency exchange rates.

Liquidity Risk Certain securities may be difficult (or impossible) to sell or positions difficult to close out at a desirable time and price, and the Fund may be required to hold an investment that is declining in value or be prevented from realizing capital gains.

Management Risk The Fund relies on the manager’s ability to achieve its investment objectives. There can be no assurance that the Fund will achieve the desired results and the Fund may incur significant losses.

Market Risk The value of the Fund’s portfolio securities may decline, at times sharply and unpredictably, as a result of unfavorable market-induced changes affecting particular industries, sectors, or issuers. Stock market prices in general may decline over short or extended periods, subjecting the Fund to unpredictable declines in the value of its shares and poor performance. The Fund is subject to risks affecting issuers, such as management

–  75  –

performance, financial leverage, industry problems and reduced demand for goods or services.

Over-the-Counter (“OTC”) Risk OTC transactions involve risks in addition to those associated with transactions traded on exchanges. The values of OTC stocks may be more volatile than exchange-listed stocks, and the Fund may be subject to liquidity risk, which may cause the Fund to experience difficulty in purchasing or selling these securities at a fair price. The Fund will be subject to the credit risk of its counterparty to an OTC transaction.

Securities Loans and Repurchase Agreement Risk A Fund may lend portfolio securities to broker-dealers, and may enter into repurchase agreements. These transactions must be fully collateralized at all times, but involve some risk to a Fund if the other party should default on its obligation and the Fund is delayed or prevented from recovering the collateral.

Smaller and Mid-Cap Company Risk Market risk and liquidity risk are particularly pronounced for stocks of smaller companies, which may trade less frequently and in smaller volumes than more widely-held securities, and may fluctuate in price more than other securities.

Valuation Risk The Fund is subject to the risk of mispricing or improper valuation of its investments, in particular to the extent that its securities are fair valued.

Value Company Risk The value investment approach entails the risk that the market will not recognize a security’s intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

Performance Information

The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance from year to year for Class S shares. The table shows how the Fund’s average annual returns for 1 and 5 years, and since inception, compare with those of a broad measure of market performance. Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges. If these amounts were reflected, returns would be less than those shown. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. More up-to-date performance information is available at http://www.massmutual.com/retire or by calling 1-888-309-3539.

Annual Performance

Class S Shares

Highest Quarter:	2Q ’03,	20.17%	Lowest Quarter:	4Q ’08,	-	24.31%

Average Annual Total Returns

(for the periods ended December 31, 2009)

		One Year	Five Years	Since Inception (12/31/01)
Class S	Return Before Taxes	-27.65%	1.08%	3.59%

	Return After Taxes on Distributions	-28.15%	-0.06%	2.72%

	Return After Taxes on Distributions and Sale of Fund Shares	-17.29%	1.07%	3.20%

Class Y	Return Before Taxes	-27.72%	1.02%	3.53%
Class L	Return Before Taxes	-27.70%	0.90%	3.39%
Class A(1)	Return Before Taxes	-32.09%	-0.54%	2.27%
Class N(1)	Return Before Taxes	-28.86%	0.33%	2.81%
Russell 2000 Value Index(2)		-28.92%	0.27%	3.94%	(3)
Russell 2000 Index(2)		-33.79%	-0.93%	1.60%	(3)
(1)	Performance for Class A shares of the Fund reflects any applicable sales charge. Performance for Class N shares of the Fund prior to December 31, 2002 is based on Class S shares, adjusted to reflect Class N expenses, and also reflects any applicable sales charge.
(2)	Reflects no deduction for fees, expenses or taxes.
(3)	From 01/02/02.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on

–  76  –

an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class S only. After-tax returns for other classes will vary.

MANAGEMENT

Investment Adviser: Massachusetts Mutual Life Insurance Company (“MassMutual”)

Subadvisers: Federated Clover Investment Advisors (“Federated Clover”)

T. Rowe Price Associates, Inc. (“T. Rowe Price”)

EARNEST Partners, LLC (“Earnest Partners”)

Portfolio Managers:

Lawrence R. Creatura is a Portfolio Manager at Federated Clover. He has managed the Fund since [            ].

Stephen K. Gutch is a Vice President and Senior Portfolio Manager at Federated Clover. He has managed the Fund since [            ].

Preston G. Athey is a Vice President and Equity Portfolio Manager of T. Rowe Price. He has managed the Fund since [            ].

Paul E. Viera is the founder of Earnest Partners. He has managed the Fund since [            ].

PURCHASE AND SALE OF FUND SHARE

Shares of the Fund are generally available to retirement plan, other institutional investors and individual retirement accounts. Fund shares are redeemable on any business day by written request, telephone or internet (if available).

DISTRIBUTIONS AND TAXES

Dividends and capital gain distributions received from the Fund are subject to federal income taxes and may also be subject to state and local taxes, unless you are an investor eligible for preferential tax treatment.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary, the intermediary may receive a one-time or continuing payments from the Fund, MassMutual or its affiliates, or others for the sale of Fund shares or continuing shareholder services provided by the intermediary. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary to recommend the Fund over another investment. You should contact your intermediary to find out more information about the compensation it may receive in connection with your investment.

–  77  –

MassMutual Select Mid Cap Growth Equity Fund

INVESTMENT OBJECTIVE

This Fund seeks long-term capital growth.

FEES AND EXPENSES OF THE FUND

These tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. For Class A shares, you may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in MassMutual funds. More information about these and other discounts is available in the section titled Sales Charges by Class in the Fund’s Prospectus or from your financial professional.

Shareholder Fees (fees paid directly from your investment)

	Class S	Class Y	Class L	Class A	Class N
Maximum Sales Charge (Load) on purchases (as a % of offering price)	None	None	None	5.75%	None
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	None	None	None	None	1.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class S	Class Y	Class L	Class A	Class N
Management Fees	.70%	.70%	.70%	.70%	.70%
Distribution and Service (Rule 12b-1) Fees	None	None	None	.25%	.50%
Other Expenses	.18%	.25%	.40%	.40%	.45%
Total Annual Fund Operating Expenses(1)	.88%	.95%	1.10%	1.35%	1.65%
(1)	Employee benefit plans which invest in the Fund through MassMutual separate investment accounts may pay additional charges under their group annuity contract or services agreement. Investors who purchase shares directly from the Fund may also be subject to charges imposed in their administrative services or other agreement with MassMutual or MassMutual affiliate. None of these charges are deducted from Fund assets.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in each share class of the Fund for the time periods indicated and then, except as indicated, redeem all of your shares at the end of those periods. For Class A shares, the example includes the initial sales charge. The example also assumes that your investment earns a 5% return each year and that the Fund’s operating expenses are exactly as described in the preceding table. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class S	$90	$281	$488	$1,084
Class Y	$97	$303	$525	$1,166
Class L	$112	$350	$606	$1,340
Class A	$705	$978	$1,272	$2,105
Class N	$271	$520	$897	$1,955
Class N (no redemption)	$168	$520	$897	$1,955

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the examples, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was [    ]% of the average value of its portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategies

The Fund invests primarily in equity securities of mid-capitalization companies that the subadvisers believe offer the potential for long-term growth. Equity securities may include common stocks, rights and warrants. Under normal circumstances, the Fund invests at least 80% of its net assets in stocks of companies whose market capitalizations at the time of purchase are within the market capitalization range of companies included in either the S&P MidCap 400 Index or the Russell Midcap® Growth Index (as of January 31, 2010, between $[    ] million and $[    ] billion).

–  78  –

The Fund typically invests most of its assets in equity securities of U.S. companies, but may invest in foreign securities and American Depositary Receipts (“ADRs”), including emerging market securities. Currently, the subadvisers do not expect that the Fund will invest more than 20% of its total assets in foreign securities. The Fund may but will not necessarily engage in foreign currency transactions to attempt to protect against adverse changes in currency exchange rates. In pursuing its investment objective, the Fund may (but is not obligated to) use a wide variety of exchange-traded and over-the-counter derivatives, including options, futures contracts, and swap contracts, for hedging purposes or as a substitute for investing directly in securities. The Fund may hold a portion of its assets in cash.

The Fund is managed by two subadvisers, Wellington Management Company, LLP (“Wellington Management”) and Turner Investment Partners, Inc. (“Turner”), each being responsible for a portion of the portfolio, but not necessarily equally weighted. Each subadviser selects stocks for the Fund on the basis of in-depth analysis, seeking to identify companies with potential for strong earnings growth and whose shares are trading at reasonable valuations. In managing its portion of the Portfolio, Turner typically seeks to maintain sector weightings that are neutral relative to the Russell Midcap Growth Index.

Wellington Management may sell a stock from the Fund when, for example, in its judgment, a stock is approaching its target price, better opportunities become available, or when it determines there is a fundamental shortfall (e.g., company management is executing strategy poorly or there is a meaningful change in the strategy upon which Wellington Management built its investment thesis). Turner may sell a stock from the Fund if, for example, it believes that the company’s earnings growth potential has deteriorated or to adhere to capitalization or capacity constraints, maintain sector neutrality or adjust stock position size relative to the target index.

Although the subadvisers may consider the factors described above in purchasing or selling investments, a subadviser may purchase, sell, or continue to hold an investment for the Fund whenever it believes that doing so may benefit the Fund or on the basis of any other factors it may at its discretion consider.

Principal Risks

Cash Position Risk The ability of the Fund to meet its objectives may be limited to the extent that it holds assets in cash or otherwise uninvested.

Convertible Securities Risk Convertible securities are subject to the risks of both debt securities and equity securities. The values of convertible securities tend to decline as interest rates rise and, due to the conversion feature, tend to vary with fluctuations in the market value of the underlying common or preferred stock.

Credit Risk The Fund is subject to the risk that an issuer or counterparty will be unable or unwilling to honor its obligations.

Derivatives Risk; Futures Contract Risk Derivatives involve risks different from, and potentially greater than, direct investments, including risks of imperfect correlation between the value of derivatives and underlying assets, counterparty default, potential losses that partially or completely offset gains, and illiquidity. Derivatives can create investment leverage and be highly volatile. Derivatives may result in losses greater than the amount invested.

Foreign Investment Risk; Emerging Markets Risk; Currency Risk Foreign securities are subject to additional risks compared to securities of U.S. issuers, including international trade, currency, political, regulatory and diplomatic risks. In addition, fluctuations in currency exchange rates may adversely affect the values of foreign securities and the price of the Fund’s shares. Emerging markets securities are subject to greater risks than securities issued in developed foreign markets, including less liquidity, greater price volatility, higher relative rates of inflation, greater political and economic instability, and greater volatility in currency exchange rates.

Growth Company Risk The prices of growth securities are often more sensitive to market fluctuations because of their heavy dependence on future earnings expectations, and can be more volatile than the market in general.

Liquidity Risk Certain securities may be difficult (or impossible) to sell or positions difficult to close out at a desirable time and price, and the Fund may be required to hold an investment that is declining in value or be prevented from realizing capital gains.

–  79  –

Management Risk The Fund relies on the manager’s ability to achieve its investment objectives. There can be no assurance that the Fund will achieve the desired results and the Fund may incur significant losses.

Market Risk The value of the Fund’s portfolio securities may decline, at times sharply and unpredictably, as a result of unfavorable market-induced changes affecting particular industries, sectors, or issuers. Stock market prices in general may decline over short or extended periods, subjecting the Fund to unpredictable declines in the value of its shares and poor performance. The Fund is subject to risks affecting issuers, such as management performance, financial leverage, industry problems and reduced demand for goods or services.

Over-the-Counter (“OTC”) Risk OTC transactions involve risks in addition to those associated with transactions traded on exchanges. The values of OTC stocks may be more volatile than exchange-listed stocks, and the Fund may be subject to liquidity risk, which may cause the Fund to experience difficulty in purchasing or selling these securities at a fair price. The Fund will be subject to the credit risk of its counterparty to an OTC transaction.

Preferred Stock Risk Preferred stocks are subject to the risks associated with other types of equity securities, as well as additional risks, such as potentially greater volatility and risks related to deferral, non-cumulative dividends, subordination, liquidity, limited voting rights, and special redemption rights.

Securities Loans and Repurchase Agreement Risk A Fund may lend portfolio securities to broker-dealers, and may enter into repurchase agreements. These transactions must be fully collateralized at all times, but involve some risk to a Fund if the other party should default on its obligation and the Fund is delayed or prevented from recovering the collateral.

Smaller and Mid-Cap Company Risk Market risk and liquidity risk are particularly pronounced for stocks of smaller companies, which may trade less frequently and in smaller volumes than more widely-held securities, and may fluctuate in price more than other securities.

Valuation Risk The Fund is subject to the risk of mispricing or improper valuation of its investments, in particular to the extent that its securities are fair valued.

Performance Information

The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance from year to year for Class S shares. The table shows how the Fund’s average annual returns for 1, 5, and 10 years compare with those of a broad measure of market performance. Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges. If these amounts were reflected, returns would be less than those shown. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. More up-to-date performance information is available at http://www.massmutual.com/retire or by calling 1-888-309-3539.

Annual Performance

Class S Shares

Highest Quarter:	4Q ’01,	17.81%	Lowest Quarter:	3Q ’01,	-	27.38%

Average Annual Total Returns

(for the periods ended December 31, 2009)

		One Year	Five Years	Ten Years
Class S	Return Before Taxes	-46.85%	-4.21%	-3.72%

	Return After Taxes on Distributions	-46.85%	-4.23%	-4.10%

	Return After Taxes on Distributions and Sale of Fund Shares	-30.45%	-3.52%	-3.20%

Class Y	Return Before Taxes	-46.92%	-4.29%	-3.78%
Class L	Return Before Taxes	-46.98%	-4.42%	-3.92%
Class A(1)	Return Before Taxes	-50.18%	-5.81%	-4.75%
Class N(1)	Return Before Taxes	-47.80%	-4.95%	-4.46%
Russell Midcap Growth Index (reflects no deduction for fees, expenses or taxes)		-44.32%	-2.33%	-1.00%

–  80  –

(1)	Performance for Class A shares of the Fund reflects any applicable sales charge. Performance for Class N shares of the Fund prior to December 31, 2002 is based on Class S shares, adjusted to reflect Class N expenses, and also reflects any applicable sales charge.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class S only. After-tax returns for other classes will vary.

MANAGEMENT

Investment Adviser: Massachusetts Mutual Life Insurance Company (“MassMutual”)

Subadvisers: Wellington Management Company, LLP (“Wellington Management”)

Turner Investment Partners, Inc. (“Turner”)

Portfolio Managers:

Michael T. Carmen is a Senior Vice President and Equity Portfolio Manager at Wellington Management. He has managed the Fund since [            ].

Mario E. Abularach is a Vice President and Equity Research Analyst at Wellington Management. He has managed the Fund since [            ].

Christopher K. McHugh is a Vice President, Senior Portfolio Manager and Security Analyst at Turner. He has managed the Fund since [            ].

Tara R. Hedlund is a Security Analyst, Portfolio Manager and Principal at Turner. She has managed the Fund since [            ].

Jason D. Schrotberger is a Security Analyst, Portfolio Manager and Principal at Turner. He has managed the Fund since [            ].

PURCHASE AND SALE OF FUND SHARES

Shares of the Fund are generally available to retirement plans, other institutional investors and individual retirement accounts. Fund shares are redeemable on any business day by written request, telephone or internet (if available).

DISTRIBUTIONS AND TAXES

Dividends and capital gain distributions received from the Fund are subject to federal income taxes and may also be subject to state and local taxes, unless you are an investor eligible for preferential tax treatment.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary, the intermediary may receive a one-time or continuing payments from the Fund, MassMutual or its affiliates, or others for the sale of Fund shares or continuing shareholder services provided by the intermediary. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary to recommend the Fund over another investment. You should contact your intermediary to find out more information about the compensation it may receive in connection with your investment.

–  81  –

MassMutual Select Mid Cap Growth Equity II Fund

INVESTMENT OBJECTIVE

This Fund seeks growth of capital over the long-term.

FEES AND EXPENSES OF THE FUND

These tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. For Class A shares, you may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in MassMutual funds. More information about these and other discounts is available in the section titled Sales Charges by Class in the Fund’s Prospectus or from your financial professional.

Shareholder Fees (fees paid directly from your investment)

	Class S	Class Y	Class L	Class A	Class N
Maximum Sales Charge (Load) on purchases (as a % of offering price)	None	None	None	5.75%	None
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	None	None	None	None	1.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class S	Class Y	Class L	Class A	Class N
Management Fees	.75%	.75%	.75%	.75%	.75%
Distribution and Service (Rule 12b-1) Fees	None	None	None	.25%	.50%
Other Expenses(1)	.11%	.20%	.35%	.35%	.40%
Total Annual Fund Operating Expenses(2)(3)	.86%	.95%	1.10%	1.35%	1.65%
(1)	Other Expenses include Acquired Fund fees and expenses, which represent approximate expenses borne indirectly by the Fund in its most recent fiscal year through investments in other pooled investment vehicles. The amount of Acquired Fund fees and expenses may change in the coming year due to a number of factors including, among others, a change in allocation of the Fund’s investments among other pooled investment vehicles.
(2)	Because Total Annual Fund Operating Expenses include Acquired Fund fees and expenses, they may not correspond to the ratios of expenses to average daily net assets shown in the “Financial Highlights” tables in the Prospectus, which reflect the operating expenses of the Fund and do not include Acquired Fund fees and expenses.

(3)	Employee benefit plans which invest in the Fund through MassMutual separate investment accounts may pay additional charges under their group annuity contract or services agreement. Investors who purchase shares directly from the Fund may also be subject to charges imposed in their administrative services or other agreement with MassMutual or MassMutual affiliate. None of these charges are deducted from Fund assets.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in each share class of the Fund for the time periods indicated and then, except as indicated, redeem all of your shares at the end of those periods. For Class A shares, the example includes the initial sales charge. The example also assumes that your investment earns a 5% return each year and that the Fund’s operating expenses are exactly as described in the preceding table. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class S	$88	$274	$477	$1,061
Class Y	$97	$303	$525	$1,166
Class L	$112	$350	$606	$1,340
Class A	$705	$978	$1,272	$2,105
Class N	$271	$520	$897	$1,955
Class N (no redemption)	$168	$520	$897	$1,955

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the examples, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was [    ]% of the average value of its portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategies

The Fund invests primarily in equity securities of mid-capitalization companies that the subadviser believes offer the potential for long-term growth. Equity securities may include common stocks, preferred stocks, securities convertible into common or preferred stock, rights and warrants. Under normal circumstances, the Fund invests at least 80% of its

–  82  –

net assets in a broadly diversified portfolio of common stocks of mid-cap companies whose earnings the subadviser, T. Rowe Price Associates, Inc. (“T. Rowe Price”), expects to grow at a faster rate than the average company. T. Rowe Price currently defines “mid-cap” companies as those whose market capitalizations at the time of purchase fall within the market capitalization range of companies included in either the S&P MidCap 400 Index or the Russell Midcap® Growth Index (as of January 31, 2010, between $[    ] million and $[    ] billion). The Fund may invest up to 20% of its net assets in stocks whose market capitalizations are outside of that capitalization range. The Fund typically invests most of its assets in equity securities of U.S. companies, but may invest in foreign securities and American Depository Receipts (“ADRs”), including emerging market securities. The Fund generally will not invest more than 25% of its total assets in foreign securities. The Fund may, but will not necessarily, engage in foreign currency transactions to attempt to protect against adverse changes in currency exchange rates. In pursuing its investment objective, the Fund may (but is not obligated to) use a wide variety of exchange-traded and over-the-counter derivatives, including options, futures contracts, and swap contracts, for hedging purposes or as a substitute for investing directly in securities. The Fund may hold a portion of its assets in cash.

In selecting securities for the Fund, T. Rowe Price generally uses a “growth” approach, seeking to identify companies that it believes have proven products or services, a record of above-average earnings growth, demonstrated potential to sustain earnings growth, stock prices that appear to undervalue their growth prospects, or that operate in industries experiencing increasing demand. T. Rowe Price has the discretion to purchase some securities for the Fund that do not meet those investment criteria when it perceives an unusual opportunity for gain. T. Rowe Price may sell securities for the Fund for a variety of reasons, such as, for example, to seek to secure gains, limit losses, or redeploy assets into more promising opportunities.

Although T. Rowe Price may consider the factors described above in purchasing or selling investments, it may purchase, sell, or continue to hold an investment for the Fund whenever it believes that doing so may benefit the Fund or on the basis of any other factors it may at its discretion consider.

Principal Risks

Cash Position Risk The ability of the Fund to meet its objectives may be limited to the extent that it holds assets in cash or otherwise uninvested.

Convertible Securities Risk Convertible securities are subject to the risks of both debt securities and equity securities. The values of convertible securities tend to decline as interest rates rise and, due to the conversion feature, tend to vary with fluctuations in the market value of the underlying common or preferred stock.

Credit Risk The Fund is subject to the risk that an issuer or counterparty will be unable or unwilling to honor its obligations.

Derivatives Risk; Futures Contract Risk Derivatives involve risks different from, and potentially greater than, direct investments, including risks of imperfect correlation between the value of derivatives and underlying assets, counterparty default, potential losses that partially or completely offset gains, and illiquidity. Derivatives can create investment leverage and be highly volatile. Derivatives may result in losses greater than the amount invested.

Foreign Investment Risk; Emerging Markets Risk; Currency Risk Foreign securities are subject to additional risks compared to securities of U.S. issuers, including international trade, currency, political, regulatory and diplomatic risks. In addition, fluctuations in currency exchange rates may adversely affect the values of foreign securities and the price of the Fund’s shares. Emerging markets securities are subject to greater risks than securities issued in developed foreign markets, including less liquidity, greater price volatility, higher relative rates of inflation, greater political and economic instability, and greater volatility in currency exchange rates.

Growth Company Risk The prices of growth securities are often more sensitive to market fluctuations because of their heavy dependence on future earnings expectations, and can be more volatile than the market in general.

Liquidity Risk Certain securities may be difficult (or impossible) to sell or positions difficult to close out at a desirable time and price, and the Fund may be required to hold an investment that is declining in value or be prevented from realizing capital gains.

–  83  –

Management Risk The Fund relies on the manager’s ability to achieve its investment objectives. There can be no assurance that the Fund will achieve the desired results and the Fund may incur significant losses.

Market Risk The value of the Fund’s portfolio securities may decline, at times sharply and unpredictably, as a result of unfavorable market-induced changes affecting particular industries, sectors, or issuers. Stock market prices in general may decline over short or extended periods, subjecting the Fund to unpredictable declines in the value of its shares and poor performance. The Fund is subject to risks affecting issuers, such as management performance, financial leverage, industry problems and reduced demand for goods or services.

Over-the-Counter (“OTC”) Risk OTC transactions involve risks in addition to those associated with transactions traded on exchanges. The values of OTC stocks may be more volatile than exchange-listed stocks, and the Fund may be subject to liquidity risk, which may cause the Fund to experience difficulty in purchasing or selling these securities at a fair price. The Fund will be subject to the credit risk of its counterparty to an OTC transaction.

Preferred Stock Risk Preferred stocks are subject to the risks associated with other types of equity securities, as well as additional risks, such as potentially greater volatility and risks related to deferral, non-cumulative dividends, subordination, liquidity, limited voting rights, and special redemption rights.

Securities Loans and Repurchase Agreement Risk A Fund may lend portfolio securities to broker-dealers, and may enter into repurchase agreements. These transactions must be fully collateralized at all times, but involve some risk to a Fund if the other party should default on its obligation and the Fund is delayed or prevented from recovering the collateral.

Smaller and Mid-Cap Company Risk Market risk and liquidity risk are particularly pronounced for stocks of smaller companies, which may trade less frequently and in smaller volumes than more widely-held securities, and may fluctuate in price more than other securities.

Valuation Risk The Fund is subject to the risk of mispricing or improper valuation of its investments, in particular to the extent that its securities are fair valued.

Performance Information

The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance from year to year for Class S shares. The table shows how the Fund’s average annual returns for 1 and 5 years, and since inception, compare with those of a broad measure of market performance. Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges. If these amounts were reflected, returns would be less than those shown. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. More up-to-date performance information is available at http://www.massmutual.com/retire or by calling 1-888-309-3539.

Annual Performance

Class S Shares

Highest Quarter:	4Q ’01,	20.91%	Lowest Quarter:	4Q ‘08,	-	26.27%

Average Annual Total Returns

(for the periods ended December 31, 2009)

		One Year	Five Years	Since Inception (06/01/00)
Class S	Return Before Taxes	-41.00%	-0.29%	1.33%

	Return After Taxes on Distributions	-41.57%	-1.16%	0.82%

	Return After Taxes on Distributions and Sale of Fund Shares	-25.84%	0.02%	1.30%

–  84  –

		One Year	Five Years	Since Inception (06/01/00)
Class Y	Return Before Taxes	-41.05%	-0.38%	1.25%
Class L	Return Before Taxes	-41.12%	-0.53%	1.09%
Class A(1)	Return Before Taxes	-44.64%	-1.95%	0.14%
Class N(1)	Return Before Taxes	-41.97%	-1.07%	0.51%
Russell Midcap Growth Index (reflects no deduction for fees, expenses or taxes)		-44.32%	-2.33%	-5.07%
(1)	Performance for Class A shares of the Fund reflects any applicable sales charge. Performance for Class N shares of the Fund prior to December 31, 2002 is based on Class S shares, adjusted to reflect Class N expenses, and also reflects any applicable sales charge.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class S only. After-tax returns for other classes will vary.

MANAGEMENT

Investment Adviser: Massachusetts Mutual Life Insurance Company (“MassMutual”)

Subadviser: T. Rowe Price Associates, Inc. (“T. Rowe Price”)

Portfolio Manager: Brian W.H. Berghuis  is a Vice President and Equity Portfolio Manager at T. Rowe Price. He has managed the Fund since [            ].

PURCHASE AND SALE OF FUND SHARES

Shares of the Fund are generally available to retirement plans, other institutional investors and individual retirement accounts. Fund shares are redeemable on any business day by written request, telephone or internet (if available).

DISTRIBUTIONS AND TAXES

Dividends and capital gain distributions received from the Fund are subject to federal income taxes and may also be subject to state and local taxes, unless you are an investor eligible for preferential tax treatment.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary, the intermediary may receive a one-time or continuing payments from the Fund, MassMutual or its affiliates, or others for the sale of Fund shares or continuing shareholder services provided by the intermediary. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary to recommend the Fund over another investment. You should contact your intermediary to find out more information about the compensation it may receive in connection with your investment.

–  85  –

MassMutual Select Small Cap Growth Equity Fund

INVESTMENT OBJECTIVE

This Fund seeks long-term capital appreciation.

FEES AND EXPENSES OF THE FUND

These tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. For Class A shares, you may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in MassMutual funds. More information about these and other discounts is available in the section titled Sales Charges by Class in the Fund’s Prospectus or from your financial professional.

Shareholder Fees (fees paid directly from your investment)

	Class S	Class Y	Class L	Class A	Class N
Maximum Sales Charge (Load) on purchases (as a % of offering price)	None	None	None	5.75%	None
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	None	None	None	None	1.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class S	Class Y	Class L	Class A	Class N
Management Fees	.82%	.82%	.82%	.82%	.82%
Distribution and Service (Rule 12b-1) Fees	None	None	None	.25%	.50%
Other Expenses(1)	.17%	.31%	.46%	.46%	.51%
Total Annual Fund Operating Expenses(2)(3)	.99%	1.13%	1.28%	1.53%	1.83%
(1)	Other Expenses include Acquired Fund fees and expenses, which represent approximate expenses borne indirectly by the Fund in its most recent fiscal year through investments in other pooled investment vehicles. The amount of Acquired Fund fees and expenses may change in the coming year due to a number of factors including, among others, a change in allocation of the Fund’s investments among other pooled investment vehicles.
(2)	Because Total Annual Fund Operating Expenses include Acquired Fund fees and expenses, they may not correspond to the ratios of expenses to average daily net assets shown in the “Financial Highlights” tables in the Prospectus, which reflect the operating expenses of the Fund and do not include Acquired Fund fees and expenses.

(3)	Employee benefit plans which invest in the Fund through MassMutual separate investment accounts may pay additional charges under their group annuity contract or services agreement. Investors who purchase shares directly from the Fund may also be subject to charges imposed in their administrative services or other agreement with MassMutual or MassMutual affiliate. None of these charges are deducted from Fund assets.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in each share class of the Fund for the time periods indicated and then, except as indicated, redeem all of your shares at the end of those periods. For Class A shares, the example includes the initial sales charge. The example also assumes that your investment earns a 5% return each year and that the Fund’s operating expenses are exactly as described in the preceding table. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class S	$101	$315	$547	$1,213
Class Y	$115	$359	$622	$1,375
Class L	$130	$406	$702	$1,545
Class A	$722	$1,031	$1,361	$2,294
Class N	$289	$576	$990	$2,148
Class N (no redemption)	$186	$576	$990	$2,148

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the examples, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was [    ]% of the average value of its portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategies

The Fund invests primarily in equity securities of smaller companies that the subadvisers believe offer potential for long-term growth. Under normal circumstances, the Fund invests at least 80% of its net assets in the securities of companies whose market capitalizations at the time of purchase are

–  86  –

within the market capitalization range of companies included in the Russell 2000® Index or the S&P SmallCap 600 Index (as of January 31, 2010, between $[    ] million and $[    ] billion). Equity securities may include common stocks, preferred stocks, securities convertible into common or preferred stock, rights and warrants. While most assets typically will be invested in common stocks of U.S. companies, the Fund also may invest up to 20% of its total assets in foreign securities, including emerging market securities. The Fund may but will not necessarily engage in foreign currency transactions to attempt to protect against adverse changes in currency exchange rates. In pursuing its investment objective, the Fund may (but is not obligated to) use a wide variety of exchange-traded and over-the-counter derivatives, including options, futures contracts, and swap contracts, for hedging purposes or as a substitute for investing directly in securities. The Fund may hold a portion of its assets in cash.

The Fund is managed by two subadvisers, Wellington Management Company, LLP (“Wellington Management”) and Waddell & Reed Investment Management Company (“Waddell & Reed”), each being responsible for a portion of the portfolio, but not necessarily equally weighted. Each subadviser employs a growth-based investment approach and may perform a number of analyses in considering whether to buy or sell a security for the Fund. Each of the subadvisers uses a combination of fundamental and quantitative analyses to identify small-cap companies that it believes are experiencing or will experience rapid earnings or revenue growth. A subadviser may consider selling a security for the Fund if, for example, in its judgment, target prices are reached, future upside potential is limited, company fundamentals are no longer attractive, superior purchase candidates are identified, or market capitalization ceilings are exceeded.

Although the subadvisers may consider the factors described above in purchasing or selling investments, a subadviser may purchase, sell, or continue to hold an investment whenever it believes that doing so may benefit the Fund or on the basis of any other factors it may at its discretion consider.

Principal Risks

Cash Position Risk The ability of the Fund to meet its objectives may be limited to the extent that it holds assets in cash or otherwise uninvested.

Credit Risk The Fund is subject to the risk that an issuer or counterparty will be unable or unwilling to honor its obligations.

Derivatives Risk; Futures Contract Risk Derivatives involve risks different from, and potentially greater than, direct investments, including risks of imperfect correlation between the value of derivatives and underlying assets, counterparty default, potential losses that partially or completely offset gains, and illiquidity. Derivatives can create investment leverage and be highly volatile. Derivatives may result in losses greater than the amount invested.

Foreign Investment Risk; Emerging Markets Risk; Currency Risk Foreign securities are subject to additional risks compared to securities of U.S. issuers, including international trade, currency, political, regulatory and diplomatic risks. In addition, fluctuations in currency exchange rates may adversely affect the values of foreign securities and the price of the Fund’s shares. Emerging markets securities are subject to greater risks than securities issued in developed foreign markets, including less liquidity, greater price volatility, higher relative rates of inflation, greater political and economic instability, and greater volatility in currency exchange rates.

Growth Company Risk The prices of growth securities are often more sensitive to market fluctuations because of their heavy dependence on future earnings expectations, and can be more volatile than the market in general.

Liquidity Risk Certain securities may be difficult (or impossible) to sell or positions difficult to close out at a desirable time and price, and the Fund may be required to hold an investment that is declining in value or be prevented from realizing capital gains.

Management Risk The Fund relies on the manager’s ability to achieve its investment objectives. There can be no assurance that the Fund will achieve the desired results and the Fund may incur significant losses.

Market Risk The value of the Fund’s portfolio securities may decline, at times sharply and unpredictably, as a result of unfavorable market-induced changes affecting particular industries, sectors, or issuers. Stock market prices in general may decline over short or extended periods, subjecting the Fund to unpredictable declines in the value of its shares and poor performance. The Fund is subject to risks affecting issuers, such as management

–  87  –

performance, financial leverage, industry problems and reduced demand for goods or services.

Over-the-Counter (“OTC”) Risk OTC transactions involve risks in addition to those associated with transactions traded on exchanges. The values of OTC stocks may be more volatile than exchange-listed stocks, and the Fund may be subject to liquidity risk, which may cause the Fund to experience difficulty in purchasing or selling these securities at a fair price. The Fund will be subject to the credit risk of its counterparty to an OTC transaction.

Securities Loans and Repurchase Agreement Risk A Fund may lend portfolio securities to broker-dealers, and may enter into repurchase agreements. These transactions must be fully collateralized at all times, but involve some risk to a Fund if the other party should default on its obligation and the Fund is delayed or prevented from recovering the collateral.

Smaller and Mid-Cap Company Risk Market risk and liquidity risk are particularly pronounced for stocks of smaller companies, which may trade less frequently and in smaller volumes than more widely-held securities, and may fluctuate in price more than other securities.

Valuation Risk The Fund is subject to the risk of mispricing or improper valuation of its investments, in particular to the extent that its securities are fair valued.

Performance Information

The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance from year to year for Class S shares. The table shows how the Fund’s average annual returns for 1, 5, and 10 years compare with those of a broad measure of market performance. Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges. If these amounts were reflected, returns would be less than those shown. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. More up-to-date performance information is available at http://www.massmutual.com/retire or by calling 1-888-309-3539.

Annual Performance

Class S Shares

Highest Quarter:	4Q ’01,	22.76%	Lowest Quarter:	3Q ’01,	-	24.73%

Average Annual Total Returns

(for the periods ended December 31, 2009)

		One Year	Five Years	Ten Years
Class S	Return Before Taxes	-39.71%	-1.65%	2.12%

	Return After Taxes on Distributions	-39.71%	-2.12%	1.72%

	Return After Taxes on Distributions and Sale of Fund Shares	-25.81%	-1.22%	1.84%

Class Y	Return Before Taxes	-39.78%	-1.78%	1.98%
Class L	Return Before Taxes	-39.90%	-1.94%	1.83%
Class A(1)	Return Before Taxes	-43.47%	-3.33%	0.96%
Class N(1)	Return Before Taxes	-40.84%	-2.48%	1.26%
Russell 2000 Growth Index(2)		-38.54%	-2.35%	-1.48%
Russell 2000 Index(2)		-33.79%	-0.93%	2.81%
(1)	Performance for Class A shares of the Fund reflects any applicable sales charge. Performance for Class N shares of the Fund prior to December 31, 2002 is based on Class S shares, adjusted to reflect Class N expenses, and also reflects any applicable sales charge.
(2)	Reflects no deduction for fees, expenses or taxes.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class S only. After-tax returns for other classes will vary.

–  88  –

MANAGEMENT

Investment Adviser: Massachusetts Mutual Life Insurance Company (“MassMutual”)

Subadvisers: Wellington Management Company, LLP (“Wellington Management”)

Waddell & Reed Investment Management Company (“Waddell & Reed”)

Portfolio Managers:

Mario E. Abularach is a Vice President and Equity Research Analyst at Wellington Management. He has managed the Fund since [            ].

Kenneth L. Abrams is a Senior Vice President and Equity Portfolio Manager at Wellington Management. He has managed the Fund since [            ].

Daniel J. Fitzpatrick is a Vice President and Equity Research Analyst at Wellington Management. He has managed the Fund since [            ].

Steven C. Angeli is a Senior Vice President and Equity Portfolio Manager at Wellington Management. He has managed the Fund since [            ].

Stephen C. Mortimer is a Senior Vice President and Equity Portfolio Manager at Wellington Management. He has managed the Fund since [            ].

Mark G. Seferovich is a Senior Vice President and Lead Portfolio Manager at Waddell & Reed. He has managed the Fund since [            ].

Kenneth G. McQuade is a Vice President and Portfolio Manager at Waddell & Reed. He has managed the Fund since [            ].

PURCHASE AND SALE OF FUND SHARES

Shares of the Fund are generally available to retirement plans, other institutional investors and individual retirement accounts. Fund shares are redeemable on any business day by written request, telephone or internet (if available).

DISTRIBUTIONS AND TAXES

Dividends and capital gain distributions received from the Fund are subject to federal income taxes and may also be subject to state and local taxes, unless you are an investor eligible for preferential tax treatment.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary, the intermediary may receive a one-time or continuing payments from the Fund, MassMutual or its affiliates, or others for the sale of Fund shares or continuing shareholder services provided by the intermediary. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary to recommend the Fund over another investment. You should contact your intermediary to find out more information about the compensation it may receive in connection with your investment.

–  89  –

MassMutual Select Small Company Growth Fund

INVESTMENT OBJECTIVE

The Fund seeks long-term capital appreciation.

FEES AND EXPENSES OF THE FUND

These tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. For Class A shares, you may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in MassMutual funds. More information about these and other discounts is available in the section titled Sales Charges by Class in the Fund’s Prospectus or from your financial professional.

Shareholder Fees (fees paid directly from your investment)

	Class S	Class Y	Class L	Class A	Class N
Maximum Sales Charge (Load) on purchases (as a % of offering price)	None	None	None	5.75%	None
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	None	None	None	None	1.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class S	Class Y	Class L	Class A	Class N
Management Fees	.85%	.85%	.85%	.85%	.85%
Distribution and Service (Rule 12b-1) Fees	None	None	None	.25%	.50%
Other Expenses(1)	.27%	.31%	.46%	.46%	.51%
Total Annual Fund Operating Expenses(2)(3)	1.12%	1.16%	1.31%	1.56%	1.86%
(1)	Other Expenses include Acquired Fund fees and expenses, which represent approximate expenses borne indirectly by the Fund in its most recent fiscal year through investments in other pooled investment vehicles. The amount of Acquired Fund fees and expenses may change in the coming year due to a number of factors including, among others, a change in allocation of the Fund’s investments among other pooled investment vehicles.
(2)	Because Total Annual Fund Operating Expenses include Acquired Fund fees and expenses, they may not correspond to the ratios of expenses to average daily net assets shown in the “Financial Highlights” tables in the Prospectus, which reflect the operating expenses of the Fund and do not include Acquired Fund fees and expenses.
(3)	Employee benefit plans which invest in the Fund through MassMutual separate investment accounts may pay additional charges under their group annuity contract or services agreement. Investors who purchase shares directly from the Fund may also be subject to charges imposed in their administrative services or other agreement with MassMutual or MassMutual affiliate. None of these charges are deducted from Fund assets.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in each share class of the Fund for the time periods indicated and then, except as indicated, redeem all of your shares at the end of those periods. For Class A shares, the example includes the initial sales charge. The example also assumes that your investment earns a 5% return each year and that the Fund’s operating expenses are exactly as described in the preceding table. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class S	$114	$356	$617	$1,363
Class Y	$118	$368	$638	$1,409
Class L	$133	$415	$718	$1,579
Class A	$725	$1,039	$1,376	$2,325
Class N	$292	$585	$1,006	$2,180
Class N (no redemption)	$189	$585	$1,006	$2,180

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the examples, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was [    ]% of the average value of its portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategies

The Fund invests primarily in equity securities of smaller companies that the Fund’s subadvisers believe offer potential for long-term growth. Under normal circumstances, the Fund invests at least 80% of its net assets in the securities of companies whose market capitalizations at the time of purchase are

–  90  –

within the market capitalization range of companies included in the Russell 2000® Index or the S&P SmallCap 600 Index (as of January 31, 2010, between $[    ] million and $[    ] billion). Equity securities may include common stocks, rights and warrants. While most assets typically will be invested in common stocks of U.S. companies, the Fund also may invest up to 20% of its total assets in foreign securities, including emerging market securities. The Fund may but will not necessarily engage in foreign currency transactions to attempt to protect against adverse changes in currency exchange rates. In pursuing its investment objective, the Fund may (but is not obligated to) use a wide variety of exchange-traded and over-the-counter derivatives, including options, futures contracts (including equity index futures contracts based primarily on the Russell 2000 Index), and swap contracts, for hedging purposes or as a substitute for investing directly in securities. The Fund may hold a portion of its assets in cash.

The Fund is managed by two subadvisers, The Boston Company Asset Management, LLC (“The Boston Company”) and Eagle Asset Management, Inc. (“Eagle”), each being responsible for a portion of the portfolio, but not necessarily equally weighted. Each subadviser employs a growth-based investment approach and may perform a number of analyses in considering whether to buy or sell a security for the Fund. Each subadviser relies on fundamental research to identify small-cap companies that it believes are experiencing or will experience rapid earnings or revenue growth. A subadviser may consider selling a stock when, in its judgment, the security reaches what is believed to be an unsustainable valuation, a company’s fundamentals deteriorate, the original investment thesis proved incorrect, or the industry dynamics have negatively changed.

Although the subadvisers may consider the factors described above in purchasing or selling investments, a subadviser may purchase, sell, or continue to hold an investment for the Fund whenever it believes that doing so may benefit the Fund or on the basis of any other factors it may at its discretion consider.

Principal Risks

Cash Position Risk The ability of the Fund to meet its objectives may be limited to the extent that it holds assets in cash or otherwise uninvested.

Credit Risk The Fund is subject to the risk that an issuer or counterparty will be unable or unwilling to honor its obligations.

Derivatives Risk; Futures Contract Risk Derivatives involve risks different from, and potentially greater than, direct investments, including risks of imperfect correlation between the value of derivatives and underlying assets, counterparty default, potential losses that partially or completely offset gains, and illiquidity. Derivatives can create investment leverage and be highly volatile. Derivatives may result in losses greater than the amount invested.

Foreign Investment Risk; Emerging Markets Risk; Currency Risk Foreign securities are subject to additional risks compared to securities of U.S. issuers, including international trade, currency, political, regulatory and diplomatic risks. In addition, fluctuations in currency exchange rates may adversely affect the values of foreign securities and the price of the Fund’s shares. Emerging markets securities are subject to greater risks than securities issued in developed foreign markets, including less liquidity, greater price volatility, higher relative rates of inflation, greater political and economic instability, and greater volatility in currency exchange rates.

Growth Company Risk The prices of growth securities are often more sensitive to market fluctuations because of their heavy dependence on future earnings expectations, and can be more volatile than the market in general.

Liquidity Risk Certain securities may be difficult (or impossible) to sell or positions difficult to close out at a desirable time and price, and the Fund may be required to hold an investment that is declining in value or be prevented from realizing capital gains.

Management Risk The Fund relies on the manager’s ability to achieve its investment objectives. There can be no assurance that the Fund will achieve the desired results and the Fund may incur significant losses.

Market Risk The value of the Fund’s portfolio securities may decline, at times sharply and unpredictably, as a result of unfavorable market-induced changes affecting particular industries, sectors, or issuers. Stock market prices in general may decline over short or extended periods, subjecting the Fund to unpredictable declines in the value of its shares and poor performance. The Fund is subject to risks affecting issuers, such as management performance, financial leverage, industry problems and reduced demand for goods or services.

–  91  –

Over-the-Counter (“OTC”) Risk OTC transactions involve risks in addition to those associated with transactions traded on exchanges. The values of OTC stocks may be more volatile than exchange-listed stocks, and the Fund may be subject to liquidity risk, which may cause the Fund to experience difficulty in purchasing or selling these securities at a fair price. The Fund will be subject to the credit risk of its counterparty to an OTC transaction.

Securities Loans and Repurchase Agreement Risk A Fund may lend portfolio securities to broker-dealers, and may enter into repurchase agreements. These transactions must be fully collateralized at all times, but involve some risk to a Fund if the other party should default on its obligation and the Fund is delayed or prevented from recovering the collateral.

Smaller and Mid-Cap Company Risk Market risk and liquidity risk are particularly pronounced for stocks of smaller companies, which may trade less frequently and in smaller volumes than more widely-held securities, and may fluctuate in price more than other securities.

Valuation Risk The Fund is subject to the risk of mispricing or improper valuation of its investments, in particular to the extent that its securities are fair valued.

Value Company Risk The value investment approach entails the risk that the market will not recognize a security’s intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

Performance Information

The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance from year to year for Class S shares. The table shows how the Fund’s average annual returns for 1 and 5 years, and since inception, compare with those of a broad measure of market performance. Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges. If these amounts were reflected, returns would be less than those shown. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. More up-to-date performance information is available at http://www.massmutual.com/retire or by calling 1-888-309-3539.

Annual Performance

Class S Shares

Highest Quarter:	2Q ’03,	29.89%	Lowest Quarter:	4Q ’08,	-	27.57%

Average Annual Total Returns

(for the periods ended December 31, 2009)

		One Year	Five Years	Since Inception (12/31/01)
Class S	Return Before Taxes	-43.07%	-6.93%	-3.33%

	Return After Taxes on Distributions	-43.13%	-8.07%	-4.38%

	Return After Taxes on Distributions and Sale of Fund Shares	-27.86%	-5.79%	-2.89%

Class Y	Return Before Taxes	-43.10%	-6.99%	-3.39%
Class L	Return Before Taxes	-43.08%	-7.09%	-3.50%
Class A(1)	Return Before Taxes	-46.53%	-8.44%	-4.59%
Class N(1)	Return Before Taxes	-44.03%	-7.63%	-4.06%
Russell 2000 Growth Index (reflects no deduction for fees, expenses or taxes)		-38.54%	-2.35%	-1.19%	(2)
(1)	Performance for Class A shares of the Fund reflects any applicable sales charge. Performance for Class N shares of the Fund prior to December 31, 2002 is based on Class S shares, adjusted to reflect Class N expenses, and also reflects any applicable sales charge.
(2)	From 01/02/02.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class S only. After-tax returns for other classes will vary.

–  92  –

MANAGEMENT

Investment Adviser: Massachusetts Mutual Life Insurance Company (“MassMutual”)

Subadvisers: The Boston Company Asset Management, LLC (“The Boston Company”)

Eagle Asset Management, Inc. (“Eagle”)

Portfolio Managers:

B. Randall Watts, Jr. is a Senior Vice President and Lead Portfolio Manager at The Boston Company. He has managed the Fund since [        ].

P. Hans von der Luft is a Vice President and Equity Research Analyst at The Boston Company. He has managed the Fund since [            ].

Bert L. Boksen is a Managing Director and Portfolio Manager at Eagle. He has managed the Fund since [            ].

Eric Mintz is an Assistant Portfolio Manager and Senior Research Analyst at Eagle. He has managed the Fund since [            ].

PURCHASE AND SALE OF FUND SHARES

Shares of the Fund are generally available to retirement plans, other institutional investors and individual retirement accounts. Fund shares are redeemable on any business day by written request, telephone or internet (if available).

DISTRIBUTIONS AND TAXES

Dividends and capital gain distributions received from the Fund are subject to federal income taxes and may also be subject to state and local taxes, unless you are an investor eligible for preferential tax treatment.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary, the intermediary may receive a one-time or continuing payments from the Fund, MassMutual or its affiliates, or others for the sale of Fund shares or continuing shareholder services provided by the intermediary. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary to recommend the Fund over another investment. You should contact your intermediary to find out more information about the compensation it may receive in connection with your investment.

–  93  –

MassMutual Select Emerging Growth Fund (Class N shares not currently available)

INVESTMENT OBJECTIVE

This Fund seeks capital appreciation.

FEES AND EXPENSES OF THE FUND

These tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. For Class A shares, you may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in MassMutual funds. More information about these and other discounts is available in the section titled Sales Charges by Class in the Fund’s Prospectus or from your financial professional.

Shareholder Fees (fees paid directly from your investment)

	Class S	Class Y	Class L	Class A	Class N
Maximum Sales Charge (Load) on purchases (as a % of offering price)	None	None	None	5.75%	None
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	None	None	None	None	1.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class S	Class Y	Class L	Class A	Class N
Management Fees	.79%	.79%	.79%	.79%	.79%
Distribution and Service (Rule 12b-1) Fees	None	None	None	.25%	.50%
Other Expenses	.18%	.28%	.43%	.43%	.48%
Total Annual Fund Operating Expenses(1)	.97%	1.07%	1.22%	1.47%	1.77%
(1)	Employee benefit plans which invest in the Fund through MassMutual separate investment accounts may pay additional charges under their group annuity contract or services agreement. Investors who purchase shares directly from the Fund may also be subject to charges imposed in their administrative services or other agreement with MassMutual or MassMutual affiliate. None of these charges are deducted from Fund assets.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in each share class of the Fund for the time periods indicated and then, except as indicated, redeem all of your shares at the end of those periods. For Class A shares, the example includes the initial sales charge. The example also assumes that your investment earns a 5% return each year and that the Fund’s operating expenses are exactly as described in the preceding table. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class S	$99	$309	$536	$1,190
Class Y	$109	$340	$590	$1,306
Class L	$124	$387	$670	$1,477
Class A	$716	$1,013	$1,332	$2,231
Class N	$283	$557	$959	$2,084
Class N (no redemption)	$180	$557	$959	$2,084

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the examples, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was [    ]% of the average value of its portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategies

The Fund invests primarily in smaller, rapidly growing emerging growth companies, which may include companies growing earnings per share and/or revenues at above average rates. Under normal circumstances, the Fund will invest at least 80% of its net assets in equity securities (primarily common stocks) of emerging growth companies. The subadvisers currently consider emerging growth companies to be companies whose market capitalizations at the time of purchase are less than or equal to that of the largest company included in the Russell 2000® Index or S&P SmallCap 600 Index (as of January 31, 2010, $[    ] billion). Equity securities may include common stocks and preferred stocks. The Fund will generally invest in industry segments the subadvisers believe are experiencing rapid growth, and will typically invest a portion of its assets in technology and technology-related stocks. While most assets typically will be invested in

–  94  –

common stocks of U.S. companies, the Fund also may invest up to 20% of its total assets in foreign securities, including emerging market securities. The Fund may from time to time engage in derivatives strategies in pursuing its investment objective. The Fund may hold a portion of its assets in cash.

The Fund is managed by two subadvisers, Essex Investment Management Company, LLC (“Essex”) and Insight Capital Research & Management, Inc. (“Insight Capital”), each being responsible for a portion of the portfolio, but not necessarily equally weighted. Each subadviser employs a growth-based investment approach and may perform a number of analyses in considering whether to buy or sell a security for the Fund. Each subadviser relies on fundamental and quantitative analysis to identify companies with the potential for strong earnings and/or revenue growth. A subadviser may sell a security when earnings decline or disappoint, the subadviser’s view of the company changes based on its fundamental analysis, or the subadviser identifies a better investment opportunity.

Although the subadvisers may consider the factors described above in purchasing or selling investments, a subadviser may purchase, sell, or continue to hold an investment for the Fund whenever it believes that doing so may benefit the Fund or on the basis of any other factors it may at its discretion consider.

Principal Risks

Cash Position Risk The ability of the Fund to meet its objectives may be limited to the extent that it holds assets in cash or otherwise uninvested.

Credit Risk The Fund is subject to the risk that an issuer or counterparty will be unable or unwilling to honor its obligations.

Derivatives Risk; Futures Contract Risk Derivatives involve risks different from, and potentially greater than, direct investments, including risks of imperfect correlation between the value of derivatives and underlying assets, counterparty default, potential losses that partially or completely offset gains, and illiquidity. Derivatives can create investment leverage and be highly volatile. Derivatives may result in losses greater than the amount invested.

Foreign Investment Risk; Emerging Markets Risk; Currency Risk Foreign securities are subject to additional risks compared to securities of U.S. issuers, including international trade, currency, political, regulatory and diplomatic risks. In addition, fluctuations in currency exchange rates may adversely affect the values of foreign securities and the price of the Fund’s shares. Emerging markets securities are subject to greater risks than securities issued in developed foreign markets, including less liquidity, greater price volatility, higher relative rates of inflation, greater political and economic instability, and greater volatility in currency exchange rates.

Growth Company Risk The prices of growth securities are often more sensitive to market fluctuations because of their heavy dependence on future earnings expectations, and can be more volatile than the market in general.

Liquidity Risk Certain securities may be difficult (or impossible) to sell or positions difficult to close out at a desirable time and price, and the Fund may be required to hold an investment that is declining in value or be prevented from realizing capital gains.

Management Risk The Fund relies on the manager’s ability to achieve its investment objectives. There can be no assurance that the Fund will achieve the desired results and the Fund may incur significant losses.

Market Risk The value of the Fund’s portfolio securities may decline, at times sharply and unpredictably, as a result of unfavorable market-induced changes affecting particular industries, sectors, or issuers. Stock market prices in general may decline over short or extended periods, subjecting the Fund to unpredictable declines in the value of its shares and poor performance. The Fund is subject to risks affecting issuers, such as management performance, financial leverage, industry problems and reduced demand for goods or services.

Over-the-Counter (“OTC”) Risk OTC transactions involve risks in addition to those associated with transactions traded on exchanges. The values of OTC stocks may be more volatile than exchange-listed stocks, and the Fund may be subject to liquidity risk, which may cause the Fund to experience difficulty in purchasing or selling these securities at a fair price. The Fund will be subject to the credit risk of its counterparty to an OTC transaction.

Preferred Stock Risk Preferred stocks are subject to the risks associated with other types of equity securities, as well as additional risks, such as potentially greater volatility and risks related to deferral, non-cumulative dividends, subordination,

–  95  –

liquidity, limited voting rights, and special redemption rights.

Securities Loans and Repurchase Agreement Risk A Fund may lend portfolio securities to broker-dealers, and may enter into repurchase agreements. These transactions must be fully collateralized at all times, but involve some risk to a Fund if the other party should default on its obligation and the Fund is delayed or prevented from recovering the collateral.

Smaller and Mid-Cap Company Risk Market risk and liquidity risk are particularly pronounced for stocks of smaller companies, which may trade less frequently and in smaller volumes than more widely-held securities, and may fluctuate in price more than other securities.

Valuation Risk The Fund is subject to the risk of mispricing or improper valuation of its investments, in particular to the extent that its securities are fair valued.

Performance Information

The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance from year to year for Class S shares. The table shows how the Fund’s average annual returns for 1 and 5 years, and since inception, compare with those of a broad measure of market performance. Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges. If these amounts were reflected, returns would be less than those shown. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. More up-to-date performance information is available at http://www.massmutual.com/retire or by calling 1-888-309-3539.

Annual Performance

Class S Shares

Highest Quarter:	4Q ’01,	30.30%	Lowest Quarter:	3Q ’01,	-	30.49%

Average Annual Total Returns

(for the periods ended December 31, 2009)

		One Year	Five Years	Since Inception (05/01/00)
Class S	Return Before Taxes	-42.84%	-3.65%	-9.16%

	Return After Taxes on Distributions	-42.84%	-3.65%	-9.16%

	Return After Taxes on Distributions and Sale of Fund Shares	-27.84%	-3.07%	-7.27%

Class Y	Return Before Taxes	-42.86%	-3.68%	-9.23%
Class L	Return Before Taxes	-42.95%	-3.88%	-9.40%
Class A(1)	Return Before Taxes	-46.36%	-5.23%	-10.24%
Class N(1)	Return Before Taxes	-43.80%	-4.37%	-9.91%
Russell 2000 Growth Index (reflects no deduction for fees, expenses or taxes)		-38.54%	-2.35%	-4.70%
(1)	Performance for Class A shares of the Fund reflects any applicable sales charge. Performance for Class N shares of the Fund prior to December 31, 2002 based on Class S shares, adjusted to reflect Class N expenses, and also reflects any applicable sales charge.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class S only. After-tax returns for other classes will vary.

MANAGEMENT

Investment Adviser: Massachusetts Mutual Life Insurance Company (“MassMutual”)

Subadvisers: Essex Investment Management Company, LLC (“Essex”)

Insight Capital Research & Management, Inc. (“Insight Capital”)

Portfolio Managers:

Nancy B. Prial is a Senior Principal and Portfolio Manager at Essex. She has managed the Fund since [            ].

–  96  –

Lee Molendyk is a Vice President and Portfolio Manager at Insight Capital. He has managed the Fund since [            ].

Lance Swanson is a Vice President and Portfolio Manager at Insight Capital. He has managed the Fund since [            ].

PURCHASE AND SALE OF FUND SHARES

Shares of the Fund are generally available to retirement plans, other institutional investors and individual retirement accounts. Fund shares are redeemable on any business day by written request, telephone or internet (if available).

DISTRIBUTIONS AND TAXES

Dividends and capital gain distributions received from the Fund are subject to federal income taxes and may also be subject to state and local taxes, unless you are an investor eligible for preferential tax treatment.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary, the intermediary may receive a one-time or continuing payments from the Fund, MassMutual or its affiliates, or others for the sale of Fund shares or continuing shareholder services provided by the intermediary. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary to recommend the Fund over another investment. You should contact your intermediary to find out more information about the compensation it may receive in connection with your investment.

–  97  –

MassMutual Select Diversified International Fund

INVESTMENT OBJECTIVE

This Fund seeks growth of capital over the long-term.

FEES AND EXPENSES OF THE FUND

These tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. For Class A shares, you may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in MassMutual funds. More information about these and other discounts is available in the section titled Sales Charges by Class in the Fund’s Prospectus or from your financial professional.

Shareholder Fees (fees paid directly from your investment)

	Class S	Class Y	Class L	Class A	Class N
Maximum Sales Charge (Load) on purchases (as a % of offering price)	None	None	None	5.75%	None
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	None	None	None	None	1.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class S	Class Y	Class L	Class A	Class N
Management Fees	.90%	.90%	.90%	.90%	.90%
Distribution and Service (Rule 12b-1) Fees	None	None	None	.25%	.50%
Other Expenses	.16%	.26%	.41%	.41%	.46%
Total Annual Fund Operating Expenses	1.06%	1.16%	1.31%	1.56%	1.86%
Expense Reimbursement	(.07%)	(.07%)	(.14%)	(.14%)	(.14%)
Total Annual Fund Operating Expenses after Expense Reimbursement(1)(2)	.99%	1.09%	1.17%	1.42%	1.72%
(1)	The expenses in the above table reflect a written agreement by MassMutual to cap the fees and expenses of the Fund (other than extraordinary litigation and legal expenses, or other non-recurring or unusual expenses such as, for example, organizational expenses and shareholder meeting expenses) through March 31, 2011, to the extent that Total Annual Fund Operating Expenses after Expense Reimbursement would otherwise exceed .99%, 1.09%, 1.17%, 1.42% and 1.72% for Classes S, Y, L, A and N, respectively. The agreement can only be terminated by mutual consent of the Trust on behalf of the Fund and MassMutual.
(2)	Employee benefit plans which invest in the Fund through MassMutual separate investment accounts may pay additional charges under their group annuity contract or services agreement. Investors who purchase shares directly from the Fund may also be subject to charges imposed in their administrative services or other agreement with MassMutual or MassMutual affiliate. None of these charges are deducted from Fund assets.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in each share class of the Fund for the time periods indicated and then, except as indicated, redeem all of your shares at the end of those periods. For Class A shares, the example includes the initial sales charge. The example also assumes that your investment earns a 5% return each year and that the Fund’s operating expenses are exactly as described in the preceding table. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class S	$101	$330	$578	$1,288
Class Y	$111	$362	$632	$1,403
Class L	$119	$401	$705	$1,567
Class A	$711	$1,026	$1,364	$2,314
Class N	$278	$571	$993	$2,168
Class N (no redemption)	$175	$571	$993	$2,168

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the examples, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was [    ]% of the average value of its portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategies

The Fund seeks to achieve its objective by investing primarily in a diversified portfolio of equity securities of established companies selected from more than 40 industries and more than 40 developed and emerging market countries. Equity securities

–  98  –

may include common stocks, preferred stocks, securities convertible into common and preferred stocks, depositary receipts, rights and warrants. The Fund normally invests in companies in at least three countries, which may include emerging market countries worldwide. The Fund may but will not necessarily engage in foreign currency exchange transactions to adjust the currency exposure of the Fund; use of these transactions may create investment leverage. In pursuing its investment objective, the Fund may (but is not obligated to) use a wide variety of exchange-traded and over-the-counter derivatives, including options, futures contracts, and swap contracts, for hedging purposes or as a substitute for investing directly in securities. The Fund may also invest in access products (including, but not limited to, equity linked certificates, participation notes and low exercise price call warrants), REITS, exchange traded funds, stapled securities and other similarly structured securities, IPO investments, private placements and offers for sale. The Fund may hold a portion of its assets in cash.

The Fund invests in companies that are determined by the subadviser, AllianceBernstein L.P. (“AllianceBernstein”), to be undervalued. In selecting securities for the Fund, AllianceBernstein uses fundamental and quantitative research to identify companies in each market that it believes have long-term earnings power that is not reflected in the current market prices of their securities. AllianceBernstein considers aggregate portfolio characteristics when deciding how much of each security to purchase for the Fund, seeking to ensure the Fund is constructed to obtain an effective balance of risk and return. A security generally will be sold when AllianceBernstein believes it reaches fair value or if more attractive alternative investments are identified.

Although AllianceBernstein may consider the factors described above in purchasing or selling investments, it may purchase, sell, or continue to hold an investment for the Fund whenever it believes that doing so may benefit the Fund or on the basis of any other factors it may at its discretion consider.

Principal Risks

Cash Position Risk The ability of the Fund to meet its objectives may be limited to the extent that it holds assets in cash or otherwise uninvested.

Convertible Securities Risk Convertible securities are subject to the risks of both debt securities and equity securities. The values of convertible securities tend to decline as interest rates rise and, due to the conversion feature, tend to vary with fluctuations in the market value of the underlying common or preferred stock.

Credit Risk The Fund is subject to the risk that an issuer or counterparty will be unable or unwilling to honor its obligations.

Derivatives Risk; Futures Contract Risk Derivatives involve risks different from, and potentially greater than, direct investments, including risks of imperfect correlation between the value of derivatives and underlying assets, counterparty default, potential losses that partially or completely offset gains, and illiquidity. Derivatives can create investment leverage and be highly volatile. Derivatives may result in losses greater than the amount invested.

Foreign Investment Risk; Emerging Markets Risk; Currency Risk Foreign securities are subject to additional risks compared to securities of U.S. issuers, including international trade, currency, political, regulatory and diplomatic risks. In addition, fluctuations in currency exchange rates may adversely affect the values of foreign securities and the price of the Fund’s shares. Emerging markets securities are subject to greater risks than securities issued in developed foreign markets, including less liquidity, greater price volatility, higher relative rates of inflation, greater political and economic instability, and greater volatility in currency exchange rates.

IPO Risk Securities purchased in initial public offerings have no trading history, limited issuer information and increased volatility.

Leveraging Risk Instruments and transactions that create leverage may cause the value of an investment in the Fund to be more volatile and all other risks will tend to be compounded.

Liquidity Risk Certain securities may be difficult (or impossible) to sell or positions difficult to close out at a desirable time and price, and the Fund may be required to hold an investment that is declining in value or be prevented from realizing capital gains.

Management Risk The Fund relies on the manager’s ability to achieve its investment objectives. There can be no assurance that the Fund will achieve the desired results and the Fund may incur significant losses.

–  99  –

Market Risk The value of the Fund’s portfolio securities may decline, at times sharply and unpredictably, as a result of unfavorable market-induced changes affecting particular industries, sectors, or issuers. Stock market prices in general may decline over short or extended periods, subjecting the Fund to unpredictable declines in the value of its shares and poor performance. The Fund is subject to risks affecting issuers, such as management performance, financial leverage, industry problems and reduced demand for goods or services.

Over-the-Counter (“OTC”) Risk OTC transactions involve risks in addition to those associated with transactions traded on exchanges. The values of OTC stocks may be more volatile than exchange-listed stocks, and the Fund may be subject to liquidity risk, which may cause the Fund to experience difficulty in purchasing or selling these securities at a fair price. The Fund will be subject to the credit risk of its counterparty to an OTC transaction.

Preferred Stock Risk Preferred stocks are subject to the risks associated with other types of equity securities, as well as additional risks, such as potentially greater volatility and risks related to deferral, non-cumulative dividends, subordination, liquidity, limited voting rights, and special redemption rights.

REIT Risk Investments in REITs may be subject to risks similar to those associated with direct investment in real estate, as well as additional risks associated with equity investments.

Risk of Investment in Other Funds or Pools The Fund is indirectly exposed to all of the risks of the underlying funds in which it invests, including the risk that the underlying funds will not perform as expected. The Fund indirectly pays a portion of the expenses incurred by the underlying funds.

Securities Loans and Repurchase Agreement Risk A Fund may lend portfolio securities to broker-dealers, and may enter into repurchase agreements. These transactions must be fully collateralized at all times, but involve some risk to a Fund if the other party should default on its obligation and the Fund is delayed or prevented from recovering the collateral.

Smaller and Mid-Cap Company Risk Market risk and liquidity risk are particularly pronounced for stocks of smaller companies, which may trade less frequently and in smaller volumes than more widely- held securities, and may fluctuate in price more than other securities.

Valuation Risk The Fund is subject to the risk of mispricing or improper valuation of its investments, in particular to the extent that its securities are fair valued.

Value Company Risk The value investment approach entails the risk that the market will not recognize a security’s intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

Performance Information

The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance from year to year for Class S shares. The table shows how the Fund’s average annual returns for 1 year, and since inception, compare with those of a broad measure of market performance. Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges. If these amounts were reflected, returns would be less than those shown. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. More up-to-date performance information is available at http://www.massmutual.com/retire or by calling 1-888-309-3539.

Annual Performance

Class S Shares

Highest Quarter:	2Q ’07,	11.78%	Lowest Quarter:	4Q ’08,	-	28.86%

–  100  –

Average Annual Total Returns

(for the periods ended December 31, 2009)

		One Year	Since Inception (12/14/06)
Class S	Return Before Taxes	-52.57%	-27.33%

	Return After Taxes on Distributions	-52.57%	-27.69%

	Return After Taxes on Distributions and Sale of Fund Shares	-34.17%	-22.53%

Class Y	Return Before Taxes	-52.62%	-27.41%
Class L	Return Before Taxes	-52.67%	-27.46%
Class A(1)	Return Before Taxes	-55.48%	-29.70%
Class N(1)	Return Before Taxes	-53.42%	-27.89%
MSCI® ACWI® ex-U.S. (reflects no deduction for fees or expenses)		-45.53%	-20.28%	(2)
(1)	Performance for Class A and Class N shares of the Fund reflects any applicable sales charge.
(2)	From 01/02/07.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class S only. After-tax returns for other classes will vary.

MANAGEMENT

Investment Adviser: Massachusetts Mutual Life Insurance Company (“MassMutual”)

Subadviser: AllianceBernstein L.P. (“AllianceBernstein”)

Portfolio Managers:

Sharon E. Fay is an Executive Vice President of AllianceBernstein. She has managed the Fund since [            ].

Kevin F. Simms is the Co-CIO for International Value Equities and Director of Research for Global and International Value Equities at AllianceBernstein. He has managed the Fund since [            ].

Henry S. D’Auria is the Co-CIO for International Value Equities and CIO for Emerging Markets Value Equities at AllianceBernstein. He has managed the Fund since [            ].

Joseph G. Paul is a Global Head of Diversified Value Services at AllianceBernstein. He has managed the Fund since [            ].

Eric J. Franco is a Senior Portfolio Manager for International and Global Value Equities at AllianceBernstein. He has managed the Fund since [            ].

PURCHASE AND SALE OF FUND SHARES

Shares of the Fund are generally available to retirement plans, other institutional investors and individual retirement accounts. Fund shares are redeemable on any business day by written request, telephone or internet (if available).

DISTRIBUTIONS AND TAXES

Dividends and capital gain distributions received from the Fund are subject to federal income taxes and may also be subject to state and local taxes, unless you are an investor eligible for preferential tax treatment.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary, the intermediary may receive a one-time or continuing payments from the Fund, MassMutual or its affiliates, or others for the sale of Fund shares or continuing shareholder services provided by the intermediary. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary to recommend the Fund over another investment. You should contact your intermediary to find out more information about the compensation it may receive in connection with your investment.

–  101  –

MassMutual Select Overseas Fund

INVESTMENT OBJECTIVE

The Fund seeks growth of capital over the long-term by investing in foreign equity securities.

FEES AND EXPENSES OF THE FUND

These tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. For Class A shares, you may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in MassMutual funds. More information about these and other discounts is available in the section titled Sales Charges by Class in the Fund’s Prospectus or from your financial professional.

Shareholder Fees (fees paid directly from your investment)

	Class S	Class Y	Class L	Class A	Class N
Maximum Sales Charge (Load) on purchases (as a % of offering price)	None	None	None	5.75%	None
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	None	None	None	None	1.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class S	Class Y	Class L	Class A	Class N
Management Fees	1.00%	1.00%	1.00%	1.00%	1.00%
Distribution and Service (Rule 12b-1) Fees	None	None	None	.25%	.50%
Other Expenses(1)	.15%	.20%	.35%	.35%	.40%
Total Annual Fund Operating Expenses(2)	1.15%	1.20%	1.35%	1.60%	1.90%
Expense Reimbursement(3)	–	–	(.10%)	(.10%)	(.10%)
Total Annual Fund Operating Expenses after Expense Reimbursement(4)	1.15%	1.20%	1.25%	1.50%	1.80%
(1)	Other Expenses include Acquired Fund fees and expenses, which represent approximate expenses borne indirectly by the Fund in its most recent fiscal year through investments in other pooled investment vehicles. The amount of Acquired Fund fees and expenses may change in the coming year due to a number of factors including, among others, a change in allocation of the Fund’s investments among other pooled investment vehicles.
(2)	Because Total Annual Fund Operating Expenses include Acquired Fund fees and expenses, they may not correspond to the ratios of expenses to average daily net assets shown in the “Financial Highlights” tables in the Prospectus, which reflect the operating expenses of the Fund and do not include Acquired Fund fees and expenses.
(3)	The expenses in the above table reflect a written agreement by MassMutual to waive .10% of the administrative and shareholder service fee for Class L, Class A and Class N of the Fund through March 31, 2011. The agreement can only be terminated by mutual consent of the Trust on behalf of the Fund and MassMutual.
(4)	Employee benefit plans which invest in the Fund through MassMutual separate investment accounts may pay additional charges under their group annuity contract or services agreement. Investors who purchase shares directly from the Fund may also be subject to charges imposed in their administrative services or other agreement with MassMutual or MassMutual affiliate. None of these charges are deducted from Fund assets.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in each share class of the Fund for the time periods indicated and then, except as indicated, redeem all of your shares at the end of those periods. For Class A shares, the example includes the initial sales charge. The example also assumes that your investment earns a 5% return each year and that the Fund’s operating expenses are exactly as described in the preceding table. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class S	$117	$365	$633	$1,398
Class Y	$122	$381	$660	$1,455
Class L	$137	$428	$739	$1,624
Class A	$728	$1,051	$1,396	$2,366
Class N	$296	$597	$1,026	$2,222
Class N (no redemption)	$193	$597	$1,026	$2,222

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the examples, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was [    ]% of the average value of its portfolio.

–  102  –

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategies

Under normal circumstances, the Fund invests at least 80% of its net assets in stocks of foreign companies, including companies located in Europe, Latin America and Asia. The Fund may invest in equity securities of issuers in emerging markets. Equity securities may include common stocks, preferred stocks, securities convertible into common or preferred stocks, depository receipts, and rights and warrants. The Fund may but will not necessarily engage in foreign currency transactions to attempt to protect against adverse changes in currency exchange rates or to adjust the currency exposure of the Fund; use of these transactions may create investment leverage. In pursuing its investment objective, the Fund may (but is not obligated to) use a wide variety of exchange-traded and over-the-counter derivatives, including options, futures contracts, and swap contracts, for hedging purposes or as a substitute for investing directly in securities. The Fund may also invest in access products (including, but not limited to, equity linked certificates, participation notes and low exercise price call warrants), REITS, exchange traded funds, stapled securities and other similarly structured securities, IPO investments, private placements and offers for sale. The Fund may hold a portion of its assets in cash.

The Fund’s three subadvisers, AllianceBernstein L.P. (“AllianceBernstein”), Massachusetts Financial Services Company (“MFS”) and Harris Associates L.P. (“Harris”), are each responsible for a portion of the portfolio, but not necessarily equally weighted. Each subadviser may invest a relatively high percentage of the Fund’s assets in a single country, a small number of countries, or a particular geographic region or sector.

AllianceBernstein seeks to invest in companies it believes to be undervalued, selected broadly from developed and emerging market countries. It considers portfolio characteristics in deciding how much of each security to purchase so as to balance risk and return. AllianceBernstein seeks to analyze relative return trends to better time new purchases and sales of securities. It may also seek to add value to portfolio returns by managing currency exposures independent of underlying stock investments.

MFS is not constrained to any particular investment style, and may invest the Fund’s assets in growth companies, value companies, or a combination of growth and value companies of any size. MFS selects investments primarily based on fundamental analysis of issuers. Quantitative analysis may also be considered.

Harris utilizes a fundamental, bottom-up investment strategy to identify companies that it believes are trading in the market at significant discounts to their underlying values. These businesses will generally offer, in Harris’ opinion, significant profit potential and be run by managers who think and act as owners. Harris may from time to time have significant investments in one or more countries or in particular sectors.

Although the subadvisers may consider the factors described above in purchasing or selling investments, each subadviser may purchase, sell, or continue to hold an investment for the Fund whenever it believes that doing so may benefit the Fund or on the basis of any other factors it may at its discretion consider.

Principal Risks

Cash Position Risk The ability of the Fund to meet its objectives may be limited to the extent that it holds assets in cash or otherwise uninvested.

Convertible Securities Risk Convertible securities are subject to the risks of both debt securities and equity securities. The values of convertible securities tend to decline as interest rates rise and, due to the conversion feature, tend to vary with fluctuations in the market value of the underlying common or preferred stock.

Credit Risk The Fund is subject to the risk that an issuer or counterparty will be unable or unwilling to honor its obligations.

Derivatives Risk; Futures Contract Risk Derivatives involve risks different from, and potentially greater than, direct investments, including risks of imperfect correlation between the value of derivatives and underlying assets, counterparty default, potential losses that partially or completely offset gains, and illiquidity. Derivatives can create investment leverage and be highly volatile. Derivatives may result in losses greater than the amount invested.

Foreign Investment Risk; Emerging Markets Risk; Currency Risk Foreign securities are subject to additional risks compared to securities of U.S. issuers, including international trade, currency, political, regulatory and diplomatic risks. In addition, fluctuations in currency exchange rates may adversely affect the values of foreign securities and

–  103  –

the price of the Fund’s shares. Emerging markets securities are subject to greater risks than securities issued in developed foreign markets, including less liquidity, greater price volatility, higher relative rates of inflation, greater political and economic instability, and greater volatility in currency exchange rates.

Geographic Focus Risk When a Fund focuses investments on a particular geographic region, its performance will be closely tied to the market, currency, economic, political, or regulatory conditions and developments in that region, and could be more volatile than the performance of more geographically diversified funds.

Growth Company Risk The prices of growth securities are often more sensitive to market fluctuations because of their heavy dependence on future earnings expectations, and can be more volatile than the market in general.

IPO Risk Securities purchased in initial public offerings have no trading history, limited issuer information and increased volatility.

Leveraging Risk Instruments and transactions that create leverage may cause the value of an investment in the Fund to be more volatile and all other risks will tend to be compounded.

Liquidity Risk Certain securities may be difficult (or impossible) to sell or positions difficult to close out at a desirable time and price, and the Fund may be required to hold an investment that is declining in value or be prevented from realizing capital gains.

Management Risk The Fund relies on the manager’s ability to achieve its investment objectives. There can be no assurance that the Fund will achieve the desired results and the Fund may incur significant losses.

Market Risk The value of the Fund’s portfolio securities may decline, at times sharply and unpredictably, as a result of unfavorable market-induced changes affecting particular industries, sectors, or issuers. Stock market prices in general may decline over short or extended periods, subjecting the Fund to unpredictable declines in the value of its shares and poor performance. The Fund is subject to risks affecting issuers, such as management performance, financial leverage, industry problems and reduced demand for goods or services.

Over-the-Counter (“OTC”) Risk OTC transactions involve risks in addition to those associated with transactions traded on exchanges. The values of OTC stocks may be more volatile than exchange-listed stocks, and the Fund may be subject to liquidity risk, which may cause the Fund to experience difficulty in purchasing or selling these securities at a fair price. The Fund will be subject to the credit risk of its counterparty to an OTC transaction.

Preferred Stock Risk Preferred stocks are subject to the risks associated with other types of equity securities, as well as additional risks, such as potentially greater volatility and risks related to deferral, non-cumulative dividends, subordination, liquidity, limited voting rights, and special redemption rights.

REIT Risk Investments in REITs may be subject to risks similar to those associated with direct investment in real estate, as well as additional risks associated with equity investments.

Risk of Investment in Other Funds or Pools The Fund is indirectly exposed to all of the risks of the underlying funds in which it invests, including the risk that the underlying funds will not perform as expected. The Fund indirectly pays a portion of the expenses incurred by the underlying funds.

Securities Loans and Repurchase Agreement Risk A Fund may lend portfolio securities to broker-dealers, and may enter into repurchase agreements. These transactions must be fully collateralized at all times, but involve some risk to a Fund if the other party should default on its obligation and the Fund is delayed or prevented from recovering the collateral.

Smaller and Mid-Cap Company Risk Market risk and liquidity risk are particularly pronounced for stocks of smaller companies, which may trade less frequently and in smaller volumes than more widely-held securities, and may fluctuate in price more than other securities.

Valuation Risk The Fund is subject to the risk of mispricing or improper valuation of its investments, in particular to the extent that its securities are fair valued.

Value Company Risk The value investment approach entails the risk that the market will not recognize a security’s intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

Performance Information

The following bar chart and table provide some indication of the risks of investing in the Fund. The bar

–  104  –

chart shows changes in the Fund’s performance from year to year for Class S shares. The table shows how the Fund’s average annual returns for 1 and 5 years, and since inception, compare with those of a broad measure of market performance. Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges. If these amounts were reflected, returns would be less than those shown. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. More up-to-date performance information is available at http://www.massmutual.com/retire or by calling 1-888-309-3539.

Annual Performance

Class S Shares

Highest Quarter:	2Q ’03,	20.76%	Lowest Quarter:	3Q ’02,	-	21.22%

Average Annual Total Returns

(for the periods ended December 31, 2009)

		One Year	Five Years	Since Inception (05/01/01)
Class S	Return Before Taxes	-39.09%	1.34%	0.45%

	Return After Taxes on Distributions	-40.15%	-0.15%	-0.51%

	Return After Taxes on Distributions and Sale of Fund Shares	-23.77%	1.61%	0.71%

Class Y	Return Before Taxes	-39.15%	1.27%	0.39%
Class L	Return Before Taxes	-39.21%	1.17%	0.27%
Class A(1)	Return Before Taxes	-42.74%	-0.24%	-0.73%
Class N(1)	Return Before Taxes	-39.86%	0.64%	-0.25%
MSCI® EAFE® Index (reflects no deduction for fees or expenses)		-43.38%	1.66%	0.97%
(1)	Performance for Class A shares of the Fund reflects any applicable sales charge. Performance for Class N shares of the Fund prior to December 31, 2002 is based on Class S shares, adjusted to reflect Class N expenses, and also reflects any applicable sales charge.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class S only. After-tax returns for other classes will vary.

MANAGEMENT

Investment Adviser: Massachusetts Mutual Life Insurance Company (“MassMutual”)

Subadvisers: AllianceBernstein L.P. (“AllianceBernstein”)

Massachusetts Financial Services Company (“MFS”)

Harris Associates L.P. (“Harris”)

Portfolio Managers:

Sharon E. Fay is an Executive Vice President of AllianceBernstein. She has managed the Fund since [            ].

Kevin F. Simms is the Co-CIO for International Value Equities and Director of Research for Global and International Value Equities at AllianceBernstein. He has managed the Fund since [            ].

Henry S. D’Auria is the Co-CIO for International Value Equities and CIO for Emerging Markets Value Equities at AllianceBernstein. He has managed the Fund since [            ].

Joseph G. Paul is a Co-CIO of U.S. Large Cap Value Equities, CIO of North American Value Equities and Global Head of Diversified Value Services at AllianceBernstein. He has managed the Fund since [            ].

Eric J. Franco is a Senior Portfolio Manager for International and Global Value Equities at AllianceBernstein. He has managed the Fund since [            ].

Daniel Ling is an Investment Officer at MFS. He has managed the Fund since October 2009.

Marcus L. Smith is an Investment Officer at MFS. He has managed the Fund since [            ].

–  105  –

David G. Herro is the Chief Investment Officer, International Equities at Harris. He has managed the Fund since [            ].

Robert A. Taylor is the Director of International Research at Harris. He has managed the Fund since [            ].

PURCHASE AND SALE OF FUND SHARES

Shares of the Fund are generally available to retirement plans, other institutional investors and individual retirement accounts. Fund shares are redeemable on any business day by written request, telephone or internet (if available).

DISTRIBUTIONS AND TAXES

Dividends and capital gain distributions received from the Fund are subject to federal income taxes and may also be subject to state and local taxes, unless you are an investor eligible for preferential tax treatment.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary, the intermediary may receive a one-time or continuing payments from the Fund, MassMutual or its affiliates, or others for the sale of Fund shares or continuing shareholder services provided by the intermediary. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary to recommend the Fund over another investment. You should contact your intermediary to find out more information about the compensation it may receive in connection with your investment.

–  106  –

[THIS PAGE INTENTIONALLY LEFT BLANK]

MassMutual Select Destination Retirement Income Fund

INVESTMENT OBJECTIVE

The Fund seeks to achieve high current income and, as a secondary objective, capital appreciation.

FEES AND EXPENSES OF THE FUND

These tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. For Class A shares, you may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in MassMutual funds. More information about these and other discounts is available in the section titled Sales Charges by Class in the Fund’s Prospectus or from your financial professional.

Shareholder Fees (fees paid directly from your investment)

	Class S	Class Y	Class L	Class A	Class N
Maximum Sales Charge (Load) on purchases (as a % of offering price)	None	None	None	5.75%	None
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	None	None	None	None	1.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class S	Class Y	Class L	Class A	Class N
Management Fees	.05%	.05%	.05%	.05%	.05%
Distribution and Service (Rule 12b-1) Fees	None	None	None	.25%	50%
Other Expenses	.07%	.09%	.19%	.19%	.24%
Acquired Fund Fees and Expenses(1)	.67%	.67%	.67%	.67%	.67%
Total Annual Fund Operating Expenses(2)(3)	.79%	.81%	.91%	1.16%	1.46%
(1)	Acquired Fund fees and expenses represent approximate expenses borne indirectly by the Fund in its most recent fiscal year through investments in other pooled investment vehicles. The amount of Acquired Fund fees and expenses may change in the coming year due to a number of factors including, among others, a change in allocation of the Fund’s investments among other pooled investment vehicles.
(2)	Because Total Annual Fund Operating Expenses include Acquired Fund fees and expenses, they may not correspond to the ratios of expenses to average daily net assets shown in the “Financial Highlights” tables in the Prospectus, which reflect the operating expenses of the Fund and do not include Acquired Fund fees and expenses.
(3)	Employee benefit plans which invest in the Fund through MassMutual separate investment accounts may pay additional charges under their group annuity contract or services agreement. Investors who purchase shares directly from the Fund may also be subject to charges imposed in their administrative services or other agreement with MassMutual or MassMutual affiliate. None of these charges are deducted from Fund assets.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in each share class of the Fund for the time periods indicated and then, except as indicated redeem all of your shares at the end of those periods. For Class A shares, the example includes the initial sales charge. The example also assumes that your investment earns a 5% return each year and that the Fund’s operating expenses are exactly as described in the preceding table. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class S	$81	$252	$439	$978
Class Y	$83	$259	$450	$1,002
Class L	$93	$290	$504	$1,120
Class A	$686	$922	$1,177	$1,903
Class N	$252	$462	$797	$1,746
Class N (no redemption)	$149	$462	$797	$1,746

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the examples, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was [    ]% of the average value of its portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategies

The Fund is a “fund of funds” and seeks to achieve its investment objective by investing in a combination of domestic and international mutual funds sponsored by MassMutual or its affiliates (“Underlying Funds”) using an asset allocation strategy designed for investors already in retirement.

–  108  –

Underlying Funds can include MassMutual Select Funds, MassMutual Premier Funds (which are advised by MassMutual) and Oppenheimer Funds (advised by OppenheimerFunds, Inc.). The Underlying Funds may invest in various asset classes, including equity securities, fixed income securities, and money market instruments, as well as alternative strategies (e.g., commodities).

The Fund’s assets are allocated among Underlying Funds according to a target asset allocation strategy that emphasizes fixed income and money market funds, but also includes a smaller allocation to equity and certain other funds. The table below shows the Fund’s approximate allocation, as of March [    ], 2010, among various asset classes and Underlying Funds in which the Fund invests 5% or more of its assets. Other Underlying Funds in which the Fund invests are listed under “Additional Information Regarding Investment Objectives and Principal Investment Strategies” in the Fund’s Prospectus. MassMutual intends to manage the Fund according to its target asset allocation strategy, and does not intend to trade actively among Underlying Funds or to attempt to capture short-term market opportunities as a primary activity. MassMutual may modify the target asset allocation strategy or the selection of Underlying Funds from time to time, and may invest in other Underlying Funds, including Underlying Funds that may be created in the future. At any given time, the Fund’s asset allocation may be affected by a variety of factors (such as, for example, whether an Underlying Fund is accepting additional investments).

Equity	[31.8	]%
—Domestic Equity

—International Equity

Fixed Income & Short Term/Money Market	[66.5	]%

Other	[1.7	]%

Through its investments in Underlying Funds, the Fund may be exposed to a wide range of securities and other instruments with differing characteristics (such as credit quality, duration, geography, industry and market capitalization), including, but not limited to, equity securities of small-, mid-, or large-capitalization U.S. or non-U.S. issuers, fixed income securities of U.S. or non-U.S. private or governmental issuers (including high yield issuers (“junk bonds”)), inflation-protected securities, and short-term investments of any kind. An Underlying Fund may be permitted to use a wide variety of exchange-traded and over-the-counter derivatives, such as options (including swaptions and interest rate caps and floors), futures contracts, and swap contracts (including credit default swaps, total return swaps, interest rate and currency swaps), for hedging purposes or as a substitute for investing directly in securities. The Fund will bear a pro rata share of the Underlying Funds’ expenses. The Fund also bears all of the risks associated with the investment strategies used by the Underlying Funds.

The following chart illustrates the Fund’s approximate target asset allocation among equity, fixed income and certain other asset classes as of the date of this Prospectus. The Fund’s target asset allocation may differ from this illustration. MassMutual periodically reviews the target asset allocation and underlying investment options and may, at any time, change the target asset allocation or deem it appropriate to deviate from the target asset allocation.

Principal Risks

An investment in this Fund is not guaranteed, and you may experience losses. There is no guarantee that the Fund will provide adequate income at and through your retirement.

–  109  –

Cash Position Risk The ability of the Fund to meet its objectives may be limited to the extent that it holds assets in cash or otherwise uninvested.

Convertible Securities Risk Convertible securities are subject to the risks of both debt securities and equity securities. The values of convertible securities tend to decline as interest rates rise and, due to the conversion feature, tend to vary with fluctuations in the market value of the underlying common or preferred stock.

Credit Risk The Fund is subject to the risk that an issuer or counterparty will be unable or unwilling to honor its obligations.

Derivatives Risk; Futures Contract Risk Derivatives involve risks different from, and potentially greater than, direct investments, including risks of imperfect correlation between the value of derivatives and underlying assets, counterparty default, potential losses that partially or completely offset gains, and illiquidity. Derivatives can create investment leverage and be highly volatile. Derivatives may result in losses greater than the amount invested.

Fixed Income Securities Risk The values of fixed income securities typically will decline during periods of rising interest rates, and can also decline in response to changes in market, economic, industry, political, and regulatory conditions affecting a particular type of security or issuer or fixed income securities generally. Fixed income securities are subject to interest rate risk, extension risk, prepayment risk, and credit risk.

Foreign Investment Risk; Emerging Markets Risk; Currency Risk Foreign securities are subject to additional risks compared to securities of U.S. issuers, including international trade, currency, political, regulatory and diplomatic risks. In addition, fluctuations in currency exchange rates may adversely affect the values of foreign securities and the price of the Fund’s shares. Emerging markets securities are subject to greater risks than securities issued in developed foreign markets, including less liquidity, greater price volatility, higher relative rates of inflation, greater political and economic instability, and greater volatility in currency exchange rates.

Growth Company Risk The prices of growth securities are often more sensitive to market fluctuations because of their heavy dependence on future earnings expectations, and can be more volatile than the market in general.

Liquidity Risk Certain securities may be difficult (or impossible) to sell or positions difficult to close out at a desirable time and price, and the Fund may be required to hold an investment that is declining in value or be prevented from realizing capital gains.

Lower-Rated Fixed Income Securities Risk Lower-rated securities have speculative characteristics and involve greater volatility of price and yield, greater risk of loss of principal and interest, and generally reflect a greater possibility of an adverse change in financial condition that could affect an issuer’s ability to honor its obligations.

Management Risk The Fund relies on the manager’s ability to achieve its investment objectives. There can be no assurance that the Fund will achieve the desired results and the Fund may incur significant losses.

Market Risk The value of the Fund’s portfolio securities may decline, at times sharply and unpredictably, as a result of unfavorable market-induced changes affecting particular industries, sectors, or issuers. Stock market prices in general may decline over short or extended periods, subjecting the Fund to unpredictable declines in the value of its shares and poor performance. The Fund is subject to risks affecting issuers, such as management performance, financial leverage, industry problems and reduced demand for goods or services.

Mortgage and Asset Backed Securities Risk Investments in mortgage- and asset-backed securities subject the Fund to interest rate risk, extension risk, and prepayment risk, among other risks.

Over-the-Counter (“OTC”) Risk OTC transactions involve risks in addition to those associated with transactions traded on exchanges. The values of OTC stocks may be more volatile than exchange-listed stocks, and the Fund may be subject to liquidity risk, which may cause the Fund to experience difficulty in purchasing or selling these securities at a fair price. The Fund will be subject to the credit risk of its counterparty to an OTC transaction.

Preferred Stock Risk Preferred stocks are subject to the risks associated with other types of equity securities, as well as additional risks, such as

–  110  –

potentially greater volatility and risks related to deferral, non-cumulative dividends, subordination, liquidity, limited voting rights, and special redemption rights.

Risk of Investment in Other Funds or Pools The Fund is indirectly exposed to all of the risks of the underlying funds in which it invests, including the risk that the underlying funds will not perform as expected. The Fund indirectly pays a portion of the expenses incurred by the underlying funds.

Securities Loans and Repurchase Agreement Risk A Fund may lend portfolio securities to broker-dealers, and may enter into repurchase agreements. These transactions must be fully collateralized at all times, but involve some risk to a Fund if the other party should default on its obligation and the Fund is delayed or prevented from recovering the collateral.

U.S. Government Securities Risk Obligations of certain U.S. government agencies and instrumentalities are not backed by the full faith and credit of the U.S. government, and there can be no assurance that the U.S. government would provide financial support to such agencies and unit instrumentalities.

Valuation Risk The Fund is subject to the risk of mispricing or improper valuation of its investments, in particular to the extent that its securities are fair valued.

Value Company Risk The value investment approach entails the risk that the market will not recognize a security’s intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

Performance Information

The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance from year to year for Class S shares. The table shows how the Fund’s average annual returns for 1 and 5 years, and since inception, compare with those of a broad measure of market performance. Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges. If these amounts were reflected, returns would be less than those shown. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. More up-to-date performance information is available at http://www.massmutual.com/retire or by calling 1-888-309-3539.

Annual Performance

Class S Shares

Highest Quarter:	4Q ’04,	3.91%	Lowest Quarter:	4Q ’08,	-	8.55%

Average Annual Total Returns

(for the periods ended December 31, 2009)

		One Year	Five Years	Since Inception (12/31/03)
Class S	Return Before Taxes	-16.17%	0.57%	0.57%

	Return After Taxes on Distributions	-18.00%	-0.95%	-0.95%

	Return After Taxes on Distributions and Sale of Fund Shares	-10.06%	-0.11%	-0.11%

Class Y	Return Before Taxes	-16.20%	0.53%	0.53%
Class L	Return Before Taxes	-16.29%	0.44%	0.44%
Class A(1)	Return Before Taxes	-21.26%	-0.99%	-0.99%
Class N(1)	Return Before Taxes	-17.53%	-0.13%	-0.13%
Barclays Capital U.S. Aggregate Bond Index(2)		5.24%	4.65%	4.65%	(4)
S&P 500® Index(2)		-37.00%	-2.19%	-2.19%	(4)
Lipper Balanced Fund Index(2)		-26.18%	0.12%	0.12%	(4)
Custom Destination Income Index(2)(3)		-11.44%	2.36%	2.36%	(4)
(1)	Performance for Class A and Class N shares of the Fund reflects any applicable sales charge.
(2)	Reflects no deduction for fees, expenses or taxes.
(3)

The Custom Destination Income Index comprises the MSCI® EAFE®, Dow Jones Wilshire 5000 (full cap), Barclays Capital U.S. Aggregate Bond and T-Bill Indexes. The weightings of each index can vary depending on the weightings of the underlying mutual funds composing the Destination Retirement Income Fund.

(4)	From 01/02/04.

–  111  –

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class S only. After-tax returns for other classes will vary.

MANAGEMENT

Investment Adviser: Massachusetts Mutual Life Insurance Company (“MassMutual”)

Portfolio Managers:

Bruce Picard Jr. is an Investment Consultant for the MassMutual Retirement Services Investment Services Group at MassMutual. He has managed the Fund since [        ].

Michael C. Eldredge is Vice President for the MassMutual Retirement Services Investment Services Group at MassMutual. He has managed the Fund since [        ].

Frederick Schulitz is an Investment Consultant for the MassMutual Retirement Services Investment Services Group at MassMutual. He has managed the Fund since [        ].

PURCHASE AND SALE OF FUND SHARES

Shares of the Fund are generally available to retirement plans, other institutional investors and individual retirement accounts. Fund shares are redeemable on any business day by written request, telephone or internet (if available).

DISTRIBUTIONS AND TAXES

Dividends and capital gain distributions received from the Fund are subject to federal income taxes and may also be subject to state and local taxes, unless you are an investor eligible for preferential tax treatment.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary, the intermediary may receive a one-time or continuing payments from the Fund, MassMutual or its affiliates, or others for the sale of Fund shares or continuing shareholder services provided by the intermediary. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary to recommend the Fund over another investment. You should contact your intermediary to find out more information about the compensation it may receive in connection with your investment.

–  112  –

[THIS PAGE INTENTIONALLY LEFT BLANK]

MassMutual Select Destination Retirement 2010 Fund

INVESTMENT OBJECTIVE

The Fund seeks to achieve as high a total rate of return on an annual basis as is considered consistent with prudent investment risk and the preservation of capital.

FEES AND EXPENSES OF THE FUND

These tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. For Class A shares, you may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in MassMutual funds. More information about these and other discounts is available in the section titled Sales Charges by Class in the Fund’s Prospectus or from your financial professional.

Shareholder Fees (fees paid directly from your investment)

	Class S	Class Y	Class L	Class A	Class N
Maximum Sales Charge (Load) on purchases (as a % of offering price)	None	None	None	5.75%	None
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	None	None	None	None	1.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class S	Class Y	Class L	Class A	Class N
Management Fees	.05%	.05%	.05%	.05%	.05%
Distribution and Service (Rule 12b-1) Fees	None	None	None	.25%	.50%
Other Expenses	.07%	.12%	.22%	.22%	.27%
Acquired Fund Fees and Expenses(1)	.72%	.72%	.72%	.72%	.72%
Total Annual Fund Operating Expenses(2)(3)	.84%	.89%	.99%	1.24%	1.54%
(1)	Acquired Fund fees and expenses represent approximate expenses borne indirectly by the Fund in its most recent fiscal year through investments in other pooled investment vehicles. The amount of Acquired Fund fees and expenses may change in the coming year due to a number of factors including, among others, a change in allocation of the Fund’s investments among other pooled investment vehicles.

(2)	Because Total Annual Fund Operating Expenses include Acquired Fund fees and expenses, they may not correspond to the ratios of expenses to average daily net assets shown in the “Financial Highlights” tables in the Prospectus, which reflect the operating expenses of the Fund and do not include Acquired Fund fees and expenses.
(3)	Employee benefit plans which invest in the Fund through MassMutual separate investment accounts may pay additional charges under their group annuity contract or services agreement. Investors who purchase shares directly from the Fund may also be subject to charges imposed in their administrative services or other agreement with MassMutual or MassMutual affiliate. None of these charges are deducted from Fund assets.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in each share class of the Fund for the time periods indicated and then, except as indicated, redeem all of your shares at the end of those periods. For Class A shares, the example includes the initial sales charge. The example also assumes that your investment earns a 5% return each year and that the Fund’s operating expenses are exactly as described in the preceding table. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class S	$86	$268	$466	$1,037
Class Y	$91	$284	$493	$1,096
Class L	$101	$315	$547	$1,213
Class A	$694	$946	$1,217	$1,989
Class N	$260	$486	$839	$1,834
Class N (no redemption)	$157	$486	$839	$1,834

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the examples, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was [    ]% of the average value of its portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategies

The Fund is a “fund of funds” and seeks to achieve its investment objective by investing in a combination of

–  114  –

domestic and international mutual funds sponsored by MassMutual or its affiliates (“Underlying Funds”) using an asset allocation strategy designed for investors expecting to retire around the year 2010. Underlying Funds can include MassMutual Select Funds, MassMutual Premier Funds (which are advised by MassMutual) and Oppenheimer Funds (advised by OppenheimerFunds, Inc.). The Underlying Funds may invest in various asset classes, including equity securities, fixed income securities, and money market instruments, as well as alternative strategies (e.g., commodities).

The Fund is designed for an investor who plans to withdraw the value of the investor’s account in the Fund gradually after an assumed retirement date around 2010. The Fund’s assets are allocated among Underlying Funds according to an asset allocation strategy that becomes increasingly conservative until it reaches approximately 50% in equity and similar funds and 50% in fixed income funds, including money market funds, in 2010, and approximately 35% in equity and similar funds and 65% in fixed income funds, including money market funds, approximately fifteen years after that.

The table below shows the Fund’s approximate allocation, as of March [     ], 2010, among various asset classes and Underlying Funds in which the Fund invests 5% or more of its assets. Other Underlying Funds in which the Fund invests are listed under “Additional Information Regarding Investment Objectives and Principal Investment Strategies” in the Fund’s Prospectus. MassMutual intends to manage the Fund according to its target asset allocation strategy and does not intend to trade actively among Underlying Funds or to attempt to capture short-term market opportunities as a primary activity. MassMutual may modify the target asset allocation strategy or the selection of Underlying Funds from time to time, and may invest in other Underlying Funds, including Underlying Funds that may be created in the future. At any given time, the Fund’s asset allocation may be affected by a variety of factors (such as, for example, whether an Underlying Fund is accepting additional investments).

Equity	[53.2	]%
—Domestic Equity
—International Equity

Fixed Income & Short Term/Money Market	[45.4	]%

Other	[1.4	]%

Through its investments in Underlying Funds, the Fund may be exposed to a wide range of securities and other instruments with differing characteristics (such as credit quality, duration, geography, industry and market capitalization), including, but not limited to, equity securities of small-, mid-, or large-capitalization U.S. or non-U.S. issuers, fixed income securities of U.S. or non-U.S. private or governmental issuers (including high yield issuers (“junk bonds”)), inflation-protected securities, and short-term investments of any kind. An Underlying Fund may be permitted to use a wide variety of exchange-traded and over-the-counter derivatives, such as options (including swaptions and interest rate caps and floors), futures contracts, and swap contracts (including credit default swaps, total return swaps, interest rate and currency swaps), for hedging purposes or as a substitute for investing directly in securities. The Fund will bear a pro rata share of the Underlying Funds’ expenses. The Fund also bears all of the risks associated with the investment strategies used by the Underlying Funds.

The following chart illustrates the Fund’s approximate target asset allocation among equity, fixed income and certain other asset classes as of the date of this Prospectus. The Fund’s target asset allocation may differ from this illustration. MassMutual periodically reviews the target asset allocation and underlying investment options and may, at any time, change the target asset allocation or deem it appropriate to deviate from the target asset allocation. The chart below is presented only as an illustration of how the process of re-allocation occurs as the Fund approaches its target date.

–  115  –

Principal Risks

An investment in this Fund is not guaranteed, and you may experience losses. There is no guarantee that the Fund will provide adequate income at and through your retirement.

Cash Position Risk The ability of the Fund to meet its objectives may be limited to the extent that it holds assets in cash or otherwise uninvested.

Convertible Securities Risk Convertible securities are subject to the risks of both debt securities and equity securities. The values of convertible securities tend to decline as interest rates rise and, due to the conversion feature, tend to vary with fluctuations in the market value of the underlying common or preferred stock.

Credit Risk The Fund is subject to the risk that an issuer or counterparty will be unable or unwilling to honor its obligations.

Derivatives Risk; Futures Contract Risk Derivatives involve risks different from, and potentially greater than, direct investments, including risks of imperfect correlation between the value of derivatives and underlying assets, counterparty default, potential losses that partially or completely offset gains, and illiquidity. Derivatives can create investment leverage and be highly volatile. Derivatives may result in losses greater than the amount invested.

Fixed Income Securities Risk The values of fixed income securities typically will decline during periods of rising interest rates, and can also decline in response to changes in market, economic, industry, political, and regulatory conditions affecting a particular type of security or issuer or fixed income securities generally. Fixed income securities are subject to interest rate risk, extension risk, prepayment risk, and credit risk.

Foreign Investment Risk; Emerging Markets Risk; Currency Risk Foreign securities are subject to additional risks compared to securities of U.S. issuers, including international trade, currency, political, regulatory and diplomatic risks. In addition, fluctuations in currency exchange rates may adversely affect the values of foreign securities and the price of the Fund’s shares. Emerging markets securities are subject to greater risks than securities issued in developed foreign markets, including less liquidity, greater price volatility, higher relative rates of inflation, greater political and economic instability, and greater volatility in currency exchange rates.

Growth Company Risk The prices of growth securities are often more sensitive to market fluctuations because of their heavy dependence on future earnings expectations, and can be more volatile than the market in general.

Liquidity Risk Certain securities may be difficult (or impossible) to sell or positions difficult to close out at a desirable time and price, and the Fund may be required to hold an investment that is declining in value or be prevented from realizing capital gains.

Lower-Rated Fixed Income Securities Risk Lower-rated securities have speculative characteristics and involve greater volatility of price and yield, greater risk of loss of principal and interest, and generally reflect a greater possibility of an adverse change in financial condition that could affect an issuer’s ability to honor its obligations.

Management Risk The Fund relies on the manager’s ability to achieve its investment objectives. There can be no assurance that the Fund will achieve the desired results and the Fund may incur significant losses.

Market Risk The value of the Fund’s portfolio securities may decline, at times sharply and unpredictably, as a result of unfavorable market-induced changes affecting particular industries, sectors, or issuers. Stock market prices in general may decline over short or extended periods, subjecting the Fund to unpredictable declines in the value of its shares and poor performance. The Fund is subject to risks affecting issuers, such as management performance, financial leverage, industry problems and reduced demand for goods or services.

Mortgage and Asset Backed Securities Risk Investments in mortgage- and asset-backed securities subject the Fund to interest rate risk, extension risk, and prepayment risk, among other risks.

Over-the-Counter (“OTC”) Risk OTC transactions involve risks in addition to those associated with transactions traded on exchanges. The values of OTC stocks may be more volatile than exchange-listed stocks, and the Fund may be subject to liquidity risk, which may cause the Fund to experience difficulty in purchasing or selling these securities at a fair price. The Fund will be subject to the credit risk of its counterparty to an OTC transaction.

–  116  –

Preferred Stock Risk Preferred stocks are subject to the risks associated with other types of equity securities, as well as additional risks, such as potentially greater volatility and risks related to deferral, non-cumulative dividends, subordination, liquidity, limited voting rights, and special redemption rights.

Risk of Investing in Other Funds or Pools The Fund is indirectly exposed to all of the risks of the underlying funds in which it invests, including the risk that the underlying funds will not perform as expected. The Fund indirectly pays a portion of the expenses incurred by the underlying funds.

Securities Loans and Repurchase Agreement Risk A Fund may lend portfolio securities to broker-dealers, and may enter into repurchase agreements. These transactions must be fully collateralized at all times, but involve some risk to a Fund if the other party should default on its obligation and the Fund is delayed or prevented from recovering the collateral.

U.S. Government Securities Risk Obligations of certain U.S. government agencies and instrumentalities are not backed by the full faith and credit of the U.S. government, and there can be no assurance that the U.S. government would provide financial support to such agencies and unit instrumentalities.

Valuation Risk The Fund is subject to the risk of mispricing or improper valuation of its investments, in particular to the extent that its securities are fair valued.

Value Company Risk The value investment approach entails the risk that the market will not recognize a security’s intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

Performance Information

The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance from year to year for Class S shares. The table shows how the Fund’s average annual returns for 1 and 5 years, and since inception, compare with those of a broad measure of market performance. Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges. If these amounts were reflected, returns would be less than those shown. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. More up-to-date performance information is available at http://www.massmutual.com/retire or by calling 1-888-309-3539.

Annual Performance

Class S Shares

Highest Quarter:	4Q ’04,	5.06%	Lowest Quarter:	4Q ’08,	-	13.60%

Average Annual Total Returns

(for the periods ended December 31, 2009)

		One Year	Five Years	Since Inception (12/31/03)
Class S	Return Before Taxes	-24.75%	-0.88%	-0.88%

	Return After Taxes on Distributions	-26.09%	-2.17%	-2.17%

	Return After Taxes on Distributions and Sale of Fund Shares	-15.52%	-1.19%	-1.19%

Class Y	Return Before Taxes	-24.84%	-0.95%	-0.95%
Class L	Return Before Taxes	-24.95%	-1.04%	-1.04%
Class A(1)	Return Before Taxes	-29.36%	-2.44%	-2.44%
Class N(1)	Return Before Taxes	-26.00%	-1.59%	-1.59%
Barclays Capital U.S. Aggregate Bond Index(2)		5.24%	4.65%	4.65%	(4)
S&P 500® Index(2)		-37.00%	-2.19%	-2.19%	(4)
Lipper Balanced Fund Index(2)		-26.18%	0.12%	0.12%	(4)
Custom Destination 2010 Index(2)(3)		-20.71%	0.84%	0.84%	(4)
(1)	Performance for Class A and Class N shares of the Fund reflects any applicable sales charge.
(2)	Reflects no deduction for fees, expenses or taxes.
(3)

The Custom Destination 2010 Index comprises the MSCI® EAFE®, Dow Jones Wilshire 5000 (full cap), Barclays Capital U.S. Aggregate Bond and T-Bill Indexes. The weightings of each index can vary depending on the weightings of the underlying mutual funds composing the Destination Retirement 2010 Fund.

(4)	From 01/02/04.

–  117  –

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class S only. After-tax returns for other classes will vary.

MANAGEMENT

Investment Adviser: Massachusetts Mutual Life Insurance Company (“MassMutual”)

Portfolio Managers:

Bruce Picard Jr. is an Investment Consultant for the MassMutual Retirement Services Investment Services Group at MassMutual. He has managed the Fund since [            ].

Michael C. Eldredge is Vice President for the MassMutual Retirement Services Investment Services Group at MassMutual. He has managed the Fund since [            ].

Frederick Schulitz is an Investment Consultant for the MassMutual Retirement Services Investment Services Group at MassMutual. He has managed the Fund since [            ].

PURCHASE AND SALE OF FUND SHARES

Shares of the Fund are generally available to retirement plans, other institutional investors and individual retirement accounts. Fund shares are redeemable on any business day by written request, telephone or internet (if available).

DISTRIBUTIONS AND TAXES

Dividends and capital gain distributions received from the Fund are subject to federal income taxes and may also be subject to state and local taxes, unless you are an investor eligible for preferential tax treatment.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary, the intermediary may receive a one-time or continuing payments from the Fund, MassMutual or its affiliates, or others for the sale of Fund shares or continuing shareholder services provided by the intermediary. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary to recommend the Fund over another investment. You should contact your intermediary to find out more information about the compensation it may receive in connection with your investment.

–  118  –

[THIS PAGE INTENTIONALLY LEFT BLANK]

MassMutual Select Destination Retirement 2015 Fund (Class N shares not currently available)

INVESTMENT OBJECTIVE

The Fund seeks to achieve as high a total rate of return on an annual basis as is considered consistent with prudent investment risk and the preservation of capital.

FEES AND EXPENSES OF THE FUND

These tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. For Class A shares, you may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in MassMutual funds. More information about these and other discounts is available in the section titled Sales Charges by Class in the Fund’s Prospectus or from your financial professional.

Shareholder Fees (fees paid directly from your investment)

	Class S	Class Y	Class L	Class A	Class N
Maximum Sales Charge (Load) on purchases (as a % of offering price)	None	None	None	5.75%	None
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	None	None	None	None	1.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class S	Class Y	Class L	Class A	Class N
Management Fees	.05%	.05%	.05%	.05%	.05%
Distribution and Service (Rule 12b-1) Fees	None	None	None	.25%	.50%
Other Expenses(1)	.40%	.45%	.55%	.55%	.60%
Acquired Fund Fees and Expenses(2)	.80%	.80%	.80%	.80%	.80%
Total Annual Fund Operating Expenses	1.20%	1.25%	1.35%	1.60%	1.90%
Expense Reimbursement	(.30%)	(.30%)	(.30%)	(.30%)	(.30%)
Total Annual Fund Operating Expenses after Expense Reimbursement(3)(4)	.90%	.95%	1.05%	1.30%	1.60%
(1)	Other Expenses are based on estimated amounts for the first fiscal year of the Fund.
(2)	Acquired Fund fees and expenses represent approximate expenses to be borne indirectly by the Fund in its first fiscal year through investments in other pooled investment vehicles. The amount of Acquired Fund fees and expenses may change due to a number of factors including, among others, a change in allocation of the Fund’s investments among other pooled investment vehicles.
(3)	The expenses in the above table reflect a written agreement by MassMutual to cap the fees and expenses of the Fund (other than extraordinary litigation and legal expenses, or other non-recurring or unusual expenses such as, for example, organizational expenses and shareholder meeting expenses), excluding Acquired Fund fees and expenses, through March 31, 2011 to the extent that Total Annual Fund Operating Expenses after Expense Reimbursement would otherwise exceed .90%, .95%, 1.05%, 1.30% and 1.60% for Classes S, Y, L, A and N, respectively. The Total Annual Fund Operating Expenses after Expense Reimbursement shown in the above table may exceed these amounts, because, as noted in the previous sentence, certain fees and expenses are excluded from the cap. The agreement can only be terminated by mutual consent of the Trust on behalf of the Fund and MassMutual.
(4)	Employee benefit plans which invest in the Fund through MassMutual separate investment accounts may pay additional charges under their group annuity contract or services agreement. Investors who purchase shares directly from the Fund may also be subject to charges imposed in their administrative services or other agreement with MassMutual or MassMutual affiliate. None of these charges are deducted from Fund assets.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in each share class of the Fund for the time periods indicated and then, except as indicated, redeem all of your shares at the end of those periods. For Class A shares, the example includes the initial sales charge. The example also assumes that your investment earns a 5% return each year and that the Fund’s operating expenses are exactly as described in the preceding table. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
Class S	$92	$351
Class Y	$97	$367
Class L	$107	$398
Class A	$700	$1,023
Class N	$266	$568
Class N (no redemption)	$163	$568

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or

–  120  –

“turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the examples, affect the Fund’s performance.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategies

The Fund is a “fund of funds” and seeks to achieve its investment objective by investing in a combination of domestic and international mutual funds sponsored by MassMutual or its affiliates (“Underlying Funds”) using an asset allocation strategy designed for investors expecting to retire around the year 2015. Underlying Funds can include MassMutual Select Funds, MassMutual Premier Funds (which are advised by MassMutual) and Oppenheimer Funds (advised by OppenheimerFunds, Inc.). The Underlying Funds may invest in various asset classes, including equity securities, fixed income securities, and money market instruments, as well as alternative strategies (e.g., commodities).

The Fund is designed for an investor who plans to withdraw the value of the investor’s account in the Fund gradually after an assumed retirement date around 2015. The Fund’s assets are allocated among Underlying Funds according to an asset allocation strategy that becomes increasingly conservative until it reaches approximately 50% in equity and similar funds and 50% in fixed income funds, including money market funds, in 2015, and approximately 35% in equity and similar funds and 65% in fixed income funds, including money market funds, approximately fifteen years after that.

The table below shows the Fund’s approximate allocation, as of March [    ], 2010, among various asset classes and Underlying Funds in which the Fund invests 5% or more of its assets. Other Underlying Funds in which the Fund invests are listed under “Additional Information Regarding Investment Objectives and Principal Investment Strategies” in the Fund’s Prospectus. MassMutual intends to manage the Fund according to its target asset allocation strategy and does not intend to trade actively among Underlying Funds or to attempt to capture short-term market opportunities as a primary activity. MassMutual may modify the target asset allocation strategy or the selection of Underlying Funds from time to time, and may invest in other Underlying Funds, including Underlying Funds that may be created in the future. At any given time, the Fund’s asset allocation may be affected by a variety of factors (such as, for example, whether an Underlying Fund is accepting additional investments).

Equity	[64.4	]%
—Domestic Equity

—International Equity

Fixed Income & Short Term/Money Market	[34.3	]%

Other	[1.3	]%

Through its investments in Underlying Funds, the Fund may be exposed to a wide range of securities and other instruments with differing characteristics (such as credit quality, duration, geography, industry and market capitalization), including, but not limited to, equity securities of small-, mid-, or large-capitalization U.S. or non-U.S. issuers, fixed income securities of U.S. or non-U.S. private or governmental issuers (including high yield issuers (“junk bonds”)), inflation-protected securities, and short-term investments of any kind. An Underlying Fund may be permitted to use a wide variety of exchange-traded and over-the-counter derivatives, such as options (including swaptions and interest rate caps and floors), futures contracts, and swap contracts (including credit default swaps, total return swaps, interest rate and currency swaps), for hedging purposes or as a substitute for investing directly in securities. The Fund will bear a pro rata share of the Underlying Funds’ expenses. The Fund also bears all of the risks associated with the investment strategies used by the Underlying Funds.

The following chart illustrates the Fund’s approximate target asset allocation among equity, fixed income and certain other asset classes as of the date of this Prospectus. The Fund’s target asset allocation may differ from this illustration. MassMutual periodically reviews the target asset allocation and underlying investment options and may, at any time, change the target asset allocation or deem it appropriate to deviate from the target asset allocation. The chart below is presented only as an illustration of how the process of re-allocation occurs as the Fund approaches its target date.

–  121  –

Principal Risks

An investment in this Fund is not guaranteed, and you may experience losses. There is no guarantee that the Fund will provide adequate income at and through your retirement.

Cash Position Risk The ability of the Fund to meet its objectives may be limited to the extent that it holds assets in cash or otherwise uninvested.

Convertible Securities Risk Convertible securities are subject to the risks of both debt securities and equity securities. The values of convertible securities tend to decline as interest rates rise and, due to the conversion feature, tend to vary with fluctuations in the market value of the underlying common or preferred stock.

Credit Risk The Fund is subject to the risk that an issuer or counterparty will be unable or unwilling to honor its obligations.

Derivatives Risk; Futures Contract Risk Derivatives involve risks different from, and potentially greater than, direct investments, including risks of imperfect correlation between the value of derivatives and underlying assets, counterparty default, potential losses that partially or completely offset gains, and illiquidity. Derivatives can create investment leverage and be highly volatile. Derivatives may result in losses greater than the amount invested.

Fixed Income Securities Risk The values of fixed income securities typically will decline during periods of rising interest rates, and can also decline in response to changes in market, economic, industry, political, and regulatory conditions affecting a particular type of security or issuer or fixed income securities generally. Fixed income securities are subject to interest rate risk, extension risk, prepayment risk, and credit risk.

Foreign Investment Risk; Emerging Markets Risk; Currency Risk Foreign securities are subject to additional risks compared to securities of U.S. issuers, including international trade, currency, political, regulatory and diplomatic risks. In addition, fluctuations in currency exchange rates may adversely affect the values of foreign securities and the price of the Fund’s shares. Emerging markets securities are subject to greater risks than securities issued in developed foreign markets, including less liquidity, greater price volatility, higher relative rates of inflation, greater political and economic instability, and greater volatility in currency exchange rates.

Growth Company Risk The prices of growth securities are often more sensitive to market fluctuations because of their heavy dependence on future earnings expectations, and can be more volatile than the market in general.

Liquidity Risk Certain securities may be difficult (or impossible) to sell or positions difficult to close out at a desirable time and price, and the Fund may be required to hold an investment that is declining in value or be prevented from realizing capital gains.

Lower-Rated Fixed Income Securities Risk Lower-rated securities have speculative characteristics and involve greater volatility of price and yield, greater risk of loss of principal and interest, and generally reflect a greater possibility of an adverse change in financial condition that could affect an issuer’s ability to honor its obligations.

Management Risk The Fund relies on the manager’s ability to achieve its investment objectives. There can be no assurance that the Fund will achieve the desired results and the Fund may incur significant losses.

Market Risk The value of the Fund’s portfolio securities may decline, at times sharply and unpredictably, as a result of unfavorable market-induced changes affecting particular industries, sectors, or issuers. Stock market prices in general may decline over short or extended periods, subjecting the Fund to unpredictable declines in the value of its shares and poor performance. The Fund is subject to risks affecting issuers, such as management performance, financial leverage, industry problems and reduced demand for goods or services.

Mortgage and Asset Backed Securities Risk Investments in mortgage- and asset-backed securities

–  122  –

subject the Fund to interest rate risk, extension risk, and prepayment risk, among other risks.

Over-the-Counter (“OTC”) Risk OTC transactions involve risks in addition to those associated with transactions traded on exchanges. The values of OTC stocks may be more volatile than exchange-listed stocks, and the Fund may be subject to liquidity risk, which may cause the Fund to experience difficulty in purchasing or selling these securities at a fair price. The Fund will be subject to the credit risk of its counterparty to an OTC transaction.

Preferred Stock Risk Preferred stocks are subject to the risks associated with other types of equity securities, as well as additional risks, such as potentially greater volatility and risks related to deferral, non-cumulative dividends, subordination, liquidity, limited voting rights, and special redemption rights.

Risk of Investment in Other Funds or Pools The Fund is indirectly exposed to all of the risks of the underlying funds in which it invests, including the risk that the underlying funds will not perform as expected. The Fund indirectly pays a portion of the expenses incurred by the underlying funds.

Securities Loans and Repurchase Agreement Risk A Fund may lend portfolio securities to broker-dealers, and may enter into repurchase agreements. These transactions must be fully collateralized at all times, but involve some risk to a Fund if the other party should default on its obligation and the Fund is delayed or prevented from recovering the collateral.

U.S. Government Securities Risk Obligations of certain U.S. government agencies and instrumentalities are not backed by the full faith and credit of the U.S. government, and there can be no assurance that the U.S. government would provide financial support to such agencies and unit instrumentalities.

Valuation Risk The Fund is subject to the risk of mispricing or improper valuation of its investments, in particular to the extent that its securities are fair valued.

Value Company Risk The value investment approach entails the risk that the market will not recognize a security’s intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

Performance Information

This Fund began operations April 1, 2010, and therefore has no performance history. There will be risks of investing in the Fund because the returns can be expected to vary from year to year. Because the Fund is new, there is no table which shows how the Fund’s returns have deviated from the broad market.

MANAGEMENT

Investment Adviser: Massachusetts Mutual Life Insurance Company (“MassMutual”)

Portfolio Managers:

Bruce Picard Jr. is an Investment Consultant for the MassMutual Retirement Services Investment Services Group at MassMutual. He has managed the Fund since its inception.

Michael C. Eldredge is Vice President for the MassMutual Retirement Services Investment Services Group at MassMutual. He has managed the Fund since its inception.

Frederick Schulitz is an Investment Consultant for the MassMutual Retirement Services Investment Services Group at MassMutual. He has managed the Fund since its inception.

PURCHASE AND SALE OF FUND SHARES

Shares of the Fund are generally available to retirement plans, other institutional investors and individual retirement accounts. Fund shares are redeemable on any business day by written request, telephone or internet (if available).

DISTRIBUTIONS AND TAXES

Dividends and capital gain distributions received from the Fund are subject to federal income taxes and may also be subject to state and local taxes, unless you are an investor eligible for preferential tax treatment.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary, the intermediary may receive a one-time or continuing payments from the Fund, MassMutual or its affiliates, or others for the sale of Fund shares or continuing shareholder services provided by the intermediary. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary to recommend the Fund over another investment. You should contact your intermediary to find out more information about the compensation it may receive in connection with your investment.

–  123  –

MassMutual Select Destination Retirement 2020 Fund

INVESTMENT OBJECTIVE

The Fund seeks to achieve as high a total rate of return on an annual basis as is considered consistent with prudent investment risk and the preservation of capital.

FEES AND EXPENSES OF THE FUND

These tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. For Class A shares, you may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in MassMutual funds. More information about these and other discounts is available in the section titled Sales Charges by Class in the Fund’s Prospectus or from your financial professional.

Shareholder Fees (fees paid directly from your investment)

	Class S	Class Y	Class L	Class A	Class N
Maximum Sales Charge (Load) on purchases (as a % of offering price)	None	None	None	5.75%	None
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	None	None	None	None	1.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class S	Class Y	Class L	Class A	Class N
Management Fees	.05%	.05%	.05%	.05%	.05%
Distribution and Service (Rule 12b-1) Fees	None	None	None	.25%	.50%
Other Expenses	.05%	.10%	.20%	.20%	.25%
Acquired Fund Fees and Expenses(1)	.77%	.77%	.77%	.77%	.77%
Total Annual Fund Operating Expenses(2)(3)	.87%	.92%	1.02%	1.27%	1.57%
(1)	Acquired Fund fees and expenses represent approximate expenses borne indirectly by the Fund in its most recent fiscal year through investments in other pooled investment vehicles. The amount of Acquired Fund fees and expenses may change in the coming year due to a number of factors including, among others, a change in allocation of the Fund’s investments among other pooled investment vehicles.

(2)	Because Total Annual Fund Operating Expenses include Acquired Fund fees and expenses, they may not correspond to the ratios of expenses to average daily net assets shown in the “Financial Highlights” tables in the Prospectus, which reflect the operating expenses of the Fund and do not include Acquired Fund fees and expenses.
(3)	Employee benefit plans which invest in the Fund through MassMutual separate investment accounts may pay additional charges under their group annuity contract or services agreement. Investors who purchase shares directly from the Fund may also be subject to charges imposed in their administrative services or other agreement with MassMutual or MassMutual affiliate. None of these charges are deducted from Fund assets.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in each share class of the Fund for the time periods indicated and then, except as indicated, redeem all of your shares at the end of those periods. For Class A shares, the example includes the initial sales charge. The example also assumes that your investment earns a 5% return each year and that the Fund’s operating expenses are exactly as described in the preceding table. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class S	$89	$278	$482	$1,073
Class Y	$94	$293	$509	$1,131
Class L	$104	$325	$563	$1,248
Class A	$697	$955	$1,232	$2,021
Class N	$263	$496	$855	$1,867
Class N (no redemption)	$160	$496	$855	$1,867

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the examples, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was [    ]% of the average value of its portfolio.

–  124  –

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategies

The Fund is a “fund of funds” and seeks to achieve its investment objective by investing in a combination of domestic and international mutual funds sponsored by MassMutual or its affiliates (“Underlying Funds”) using an asset allocation strategy designed for investors expecting to retire around the year 2020. Underlying Funds can include MassMutual Select Funds, MassMutual Premier Funds (which are advised by MassMutual) and Oppenheimer Funds (advised by OppenheimerFunds, Inc.). The Underlying Funds may invest in various asset classes, including equity securities, fixed income securities, and money market instruments, as well as alternative strategies (e.g. commodities).

The Fund is designed for an investor who plans to withdraw the value of the investor’s account in the Fund gradually after an assumed retirement date around 2020. The Fund’s assets are allocated among Underlying Funds according to an asset allocation strategy that becomes increasingly conservative until it reaches approximately 50% in equity and similar funds and 50% in fixed income funds, including money market funds, in 2020, and approximately 35% in equity and similar funds and 65% in fixed income funds, including money market funds, approximately fifteen years after that.

The table below shows the Fund’s approximate allocation, as of March [    ], 2010, among various asset classes and Underlying Funds in which the Fund invests 5% or more of its assets. Other Underlying Funds in which the Fund invests are listed under “Additional Information Regarding Investment Objectives and Principal Investment Strategies” in the Fund’s Prospectus. MassMutual intends to manage the Fund according to its target asset allocation strategy, and does not intend to trade actively among Underlying Funds or to attempt to capture short-term market opportunities as a primary activity. MassMutual may modify the target asset allocation strategy or the selection of Underlying Funds from time to time, and may invest in other Underlying Funds, including Underlying Funds that may be created in the future. At any given time, the Fund’s asset allocation may be affected by a variety of factors (such as, for example, whether an Underlying Fund is accepting additional investments).

Equity	[78.3	]%
—Domestic Equity

—International Equity

Fixed Income & Short Term/Money Market	[20.4	]%

Other	[1.3	]%

Through its investments in Underlying Funds, the Fund may be exposed to a wide range of securities and other instruments with differing characteristics (such as credit quality, duration, geography, industry and market capitalization), including, but not limited to, equity securities of small-, mid-, or large-capitalization U.S. or non-U.S. issuers, fixed income securities of U.S. or non-U.S. private or governmental issuers (including high yield issuers (“junk bonds”)), inflation-protected securities, and short-term investments of any kind. An Underlying Fund may be permitted to use a wide variety of exchange-traded and over-the-counter derivatives, such as options (including swaptions and interest rate caps and floors), futures contracts, and swap contracts (including credit default swaps, total return swaps, interest rate and currency swaps), for hedging purposes or as a substitute for investing directly in securities. The Fund will bear a pro rata share of the Underlying Funds’ expenses. The Fund also bears all of the risks associated with the investment strategies used by the Underlying Funds.

The following chart illustrates the Fund’s approximate target asset allocation among equity, fixed income and certain other asset classes as of the date of this prospectus. The Fund’s target asset allocation may differ from this illustration. MassMutual periodically reviews the target asset allocation and underlying investment options and may, at any time, change the target asset allocation or deem it appropriate to deviate from the target asset allocation. The chart below is presented only as an illustration of how the process of re-allocation occurs as the Fund approaches its target date.

–  125  –

Principal Risks

An investment in this Fund is not guaranteed, and you may experience losses, including losses near, at, or after the target date. There is no guarantee that the Fund will provide adequate income at and through your retirement.

Cash Position Risk The ability of the Fund to meet its objectives may be limited to the extent that it holds assets in cash or otherwise uninvested.

Convertible Securities Risk Convertible securities are subject to the risks of both debt securities and equity securities. The values of convertible securities tend to decline as interest rates rise and, due to the conversion feature, tend to vary with fluctuations in the market value of the underlying common or preferred stock.

Credit Risk The Fund is subject to the risk that an issuer or counterparty will be unable or unwilling to honor its obligations.

Derivatives Risk; Futures Contract Risk Derivatives involve risks different from, and potentially greater than, direct investments, including risks of imperfect correlation between the value of derivatives and underlying assets, counterparty default, potential losses that partially or completely offset gains, and illiquidity. Derivatives can create investment leverage and be highly volatile. Derivatives may result in losses greater than the amount invested.

Fixed Income Securities Risk The values of fixed income securities typically will decline during periods of rising interest rates, and can also decline in response to changes in market, economic, industry, political, and regulatory conditions affecting a particular type of security or issuer or fixed income securities generally. Fixed income securities are subject to interest rate risk, extension risk, prepayment risk, and credit risk.

Foreign Investment Risk; Emerging Markets Risk; Currency Risk Foreign securities are subject to additional risks compared to securities of U.S. issuers, including international trade, currency, political, regulatory and diplomatic risks. In addition, fluctuations in currency exchange rates may adversely affect the values of foreign securities and the price of the Fund’s shares. Emerging markets securities are subject to greater risks than securities issued in developed foreign markets, including less liquidity, greater price volatility, higher relative rates of inflation, greater political and economic instability, and greater volatility in currency exchange rates.

Growth Company Risk The prices of growth securities are often more sensitive to market fluctuations because of their heavy dependence on future earnings expectations, and can be more volatile than the market in general.

Liquidity Risk Certain securities may be difficult (or impossible) to sell or positions difficult to close out at a desirable time and price, and the Fund may be required to hold an investment that is declining in value or be prevented from realizing capital gains.

Lower-Rated Fixed Income Securities Risk Lower-rated securities have speculative characteristics and involve greater volatility of price and yield, greater risk of loss of principal and interest, and generally reflect a greater possibility of an adverse change in financial condition that could affect an issuer’s ability to honor its obligations.

Management Risk The Fund relies on the manager’s ability to achieve its investment objectives. There can be no assurance that the Fund will achieve the desired results and the Fund may incur significant losses.

Market Risk The value of the Fund’s portfolio securities may decline, at times sharply and unpredictably, as a result of unfavorable market-induced changes affecting particular industries, sectors, or issuers. Stock market prices in general may decline over short or extended periods, subjecting the Fund to unpredictable declines in the value of its shares and poor performance. The Fund is subject to risks affecting issuers, such as management performance, financial leverage, industry problems and reduced demand for goods or services.

–  126  –

Mortgage and Asset Backed Securities Risk Investments in mortgage- and asset-backed securities subject the Fund to interest rate risk, extension risk, and prepayment risk, among other risks.

Over-the-Counter (“OTC”) Risk OTC transactions involve risks in addition to those associated with transactions traded on exchanges. The values of OTC stocks may be more volatile than exchange-listed stocks, and the Fund may be subject to liquidity risk, which may cause the Fund to experience difficulty in purchasing or selling these securities at a fair price. The Fund will be subject to the credit risk of its counterparty to an OTC transaction.

Preferred Stock Risk Preferred stocks are subject to the risks associated with other types of equity securities, as well as additional risks, such as potentially greater volatility and risks related to deferral, non-cumulative dividends, subordination, liquidity, limited voting rights, and special redemption rights.

Risk of Investment in Other Funds or Pools The Fund is indirectly exposed to all of the risks of the underlying funds in which it invests, including the risk that the underlying funds will not perform as expected. The Fund indirectly pays a portion of the expenses incurred by the underlying funds.

Securities Loans and Repurchase Agreement Risk A Fund may lend portfolio securities to broker-dealers, and may enter into repurchase agreements. These transactions must be fully collateralized at all times, but involve some risk to a Fund if the other party should default on its obligation and the Fund is delayed or prevented from recovering the collateral.

U.S. Government Securities Risk Obligations of certain U.S. government agencies and instrumentalities are not backed by the full faith and credit of the U.S. government, and there can be no assurance that the U.S. government would provide financial support to such agencies and unit instrumentalities.

Valuation Risk The Fund is subject to the risk of mispricing or improper valuation of its investments, in particular to the extent that its securities are fair valued.

Value Company Risk The value investment approach entails the risk that the market will not recognize a security’s intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

Performance Information

The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance from year to year for Class S shares. The table shows how the Fund’s average annual returns for 1 and 5 years, and since inception, compare with those of a broad measure of market performance. Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges. If these amounts were reflected, returns would be less than those shown. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. More up-to-date performance information is available at http://www.massmutual.com/retire or by calling 1-888-309-3539.

Annual Performance

Class S Shares

Highest Quarter:	4Q ’04,	7.08%	Lowest Quarter:	4Q ’08,	-	18.29%

Average Annual Total Returns

(for the periods ended December 31, 2009)

		One Year	Five Years	Since Inception (12/31/03)
Class S	Return Before Taxes	-32.42%	-2.13%	-2.13%

	Return After Taxes on Distributions	-33.53%	-3.35%	-3.35%

	Return After Taxes on Distributions and Sale of Fund Shares	-20.28%	-1.98%	-1.98%

Class Y	Return Before Taxes	-32.43%	-2.19%	-2.19%
Class L	Return Before Taxes	-32.52%	-2.28%	-2.28%
Class A(1)	Return Before Taxes	-36.53%	-3.65%	-3.65%
Class N(1)	Return Before Taxes	-33.47%	-2.80%	-2.80%
S&P 500® Index(2)		-37.00%	-2.19%	-2.19%	(4)
Barclays Capital U.S. Aggregate Bond Index(2)		5.24%	4.65%	4.65%	(4)
Lipper Balanced Fund Index(2)		-26.18%	0.12%	0.12%	(4)
Custom Destination 2020 Index(2)(3)		-29.16%	-0.51%	-0.51%	(4)

–  127  –

(1)	Performance for Class A and Class N shares of the Fund reflects any applicable sales charge.
(2)	Reflects no deduction for fees, expenses or taxes.
(3)

The Custom Destination 2020 Index comprises the MSCI® EAFE®, Dow Jones Wilshire 5000 (full cap) and Barclays Capital U.S. Aggregate Bond Indexes. The weightings of each index can vary depending on the weightings of the underlying mutual funds composing the Destination Retirement 2020 Fund.

(4)	From 01/02/04.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class S only. After-tax returns for other classes will vary.

MANAGEMENT

Investment Adviser: Massachusetts Mutual Life Insurance Company (“MassMutual”)

Portfolio Managers:

Bruce Picard Jr. is an Investment Consultant for the MassMutual Retirement Services Investment Services Group at MassMutual. He has managed the Fund since [            ].

Michael C. Eldredge is Vice President for the MassMutual Retirement Services Investment Services Group at MassMutual. He has managed the Fund since [            ].

Frederick Schulitz is an Investment Consultant for the MassMutual Retirement Services Investment Services Group at MassMutual. He has managed the Fund since [            ].

PURCHASE AND SALE OF FUND SHARES

Shares of the Fund are generally available to retirement plans, other institutional investors and individual retirement accounts. Fund shares are redeemable on any business day by written request, telephone or internet (if available).

DISTRIBUTIONS AND TAXES

Dividends and capital gain distributions received from the Fund are subject to federal income taxes and may also be subject to state and local taxes, unless you are an investor eligible for preferential tax treatment.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary, the intermediary may receive a one-time or continuing payments from the Fund, MassMutual or its affiliates, or others for the sale of Fund shares or continuing shareholder services provided by the intermediary. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary to recommend the Fund over another investment. You should contact your intermediary to find out more information about the compensation it may receive in connection with your investment.

–  128  –

[THIS PAGE INTENTIONALLY LEFT BLANK]

MassMutual Select Destination Retirement 2025 Fund (Class N shares not currently available)

INVESTMENT OBJECTIVE

The Fund seeks to achieve as high a total rate of return on an annual basis as is considered consistent with prudent investment risk and the preservation of capital.

FEES AND EXPENSES OF THE FUND

These tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. For Class A shares, you may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in MassMutual funds. More information about these and other discounts is available in the section titled Sales Charges by Class in the Fund’s Prospectus or from your financial professional.

Shareholder Fees (fees paid directly from your investment)

	Class S	Class Y	Class L	Class A	Class N
Maximum Sales Charge (Load) on purchases (as a % of offering price)	None	None	None	5.75%	None
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	None	None	None	None	1.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class S	Class Y	Class L	Class A	Class N
Management Fees	.05%	.05%	.05%	.05%	.05%
Distribution and Service (Rule 12b-1) Fees	None	None	None	.25%	.50%
Other Expenses(1)	.40%	.45%	.55%	.55%	.60%
Acquired Fund Fees and Expenses(2)	.85%	.85%	.85%	.85%	.85%
Total Annual Fund Operating Expenses	1.25%	1.30%	1.40%	1.65%	1.95%
Expense Reimbursement	(.30%)	(.30%)	(.30%)	(.30%)	(.30%)
Total Annual Fund Operating Expenses after Expense Reimbursement(3)(4)	.95%	1.00%	1.10%	1.35%	1.65%
(1)	Other Expenses are based on estimated amounts for the first fiscal year of the Fund.
(2)	Acquired Fund fees and expenses represent approximate expenses to be borne indirectly by the Fund in its first fiscal year through investments in other pooled investment vehicles. The amount of Acquired Fund fees and expenses may change due to a number of factors including, among others, a change in allocation of the Fund’s investments among other pooled investment vehicles.
(3)	The expenses in the above table reflect a written agreement by MassMutual to cap the fees and expenses of the Fund (other than extraordinary litigation and legal expenses, or other non-recurring or unusual expenses such as, for example, organizational expenses and shareholder meeting expenses), excluding Acquired Fund fees and expenses, through March 31, 2011 to the extent that Total Annual Fund Operating Expenses after Expense Reimbursement would otherwise exceed .95%, 1.00%, 1.10%, 1.35% and 1.65% for Classes S, Y, L, A and N, respectively. The Total Annual Fund Operating Expenses after Expense Reimbursement shown in the above table may exceed these amounts, because, as noted in the previous sentence, certain fees and expenses are excluded from the cap. The agreement can only be terminated by mutual consent of the Trust on behalf of the Fund and MassMutual.
(4)	Employee benefit plans which invest in the Fund through MassMutual separate investment accounts may pay additional charges under their group annuity contract or services agreement. Investors who purchase shares directly from the Fund may also be subject to charges imposed in their administrative services or other agreement with MassMutual or MassMutual affiliate. None of these charges are deducted from Fund assets.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in each share class of the Fund for the time periods indicated and then, except as indicated, redeem all of your shares at the end of those periods. For Class A shares, the example includes the initial sales charge. The example also assumes that your investment earns a 5% return each year and that the Fund’s operating expenses are exactly as described in the preceding table. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
Class S	$97	$367
Class Y	$102	$383
Class L	$112	$414
Class A	$705	$1,038
Class N	$271	$583
Class N (no redemption)	$168	$583

–  130  –

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the examples, affect the Fund’s performance.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategies

The Fund is a “fund of funds” and seeks to achieve its investment objective by investing in a combination of domestic and international mutual funds sponsored by MassMutual or its affiliates (“Underlying Funds”) using an asset allocation strategy designed for investors expecting to retire around the year 2025. Underlying Funds can include MassMutual Select Funds, MassMutual Premier Funds (which are advised by MassMutual) and Oppenheimer Funds (advised by OppenheimerFunds, Inc.). The Underlying Funds may invest in various asset classes, including equity securities, fixed income securities, and money market instruments, as well as alternative strategies (e.g. commodities).

The Fund is designed for an investor who plans to withdraw the value of the investor’s account in the Fund gradually after an assumed retirement date around 2025. The Fund’s assets are allocated among Underlying Funds according to an asset allocation strategy that becomes increasingly conservative until it reaches approximately 50% in equity and similar funds and 50% in fixed income funds, including money market funds, in 2025, and approximately 35% in equity and similar funds and 65% in fixed income funds, including money market funds, approximately fifteen years after that.

The table below shows the Fund’s approximate allocation, as of March [    ], 2010, among various asset classes and Underlying Funds in which the Fund invests 5% or more of its assets. Other Underlying Funds in which the Fund invests are listed under “Additional Information Regarding Investment Objectives and Principal Investment Strategies” in the Fund’s Prospectus. MassMutual intends to manage the Fund according to its target asset allocation strategy, and does not intend to trade actively among Underlying Funds or to attempt to capture short-term market opportunities as a primary activity. MassMutual may modify the target asset allocation strategy or the selection of Underlying Funds from time to time, and may invest in other Underlying Funds, including Underlying Funds that may be created in the future. At any given time, the Fund’s asset allocation may be affected by a variety of factors (such as, for example, whether an Underlying Fund is accepting additional investments).

Equity	[84.4]%
—Domestic Equity

—International Equity

Fixed Income & Short Term/Money Market	[14.3]%

Other	[1.3]%

Through its investments in Underlying Funds, the Fund may be exposed to a wide range of securities and other instruments with differing characteristics (such as credit quality, duration, geography, industry and market capitalization), including, but not limited to, equity securities of small-, mid-, or large-capitalization U.S. or non-U.S. issuers, fixed income securities of U.S. or non-U.S. private or governmental issuers (including high yield issuers (“junk bonds”)), inflation-protected securities, and short-term investments of any kind. An Underlying Fund may be permitted to use a wide variety of exchange-traded and over-the-counter derivatives, such as options (including swaptions and interest rate caps and floors), futures contracts, and swap contracts (including credit default swaps, total return swaps, interest rate and currency swaps), for hedging purposes or as a substitute for investing directly in securities. The Fund will bear a pro rata share of the Underlying Funds’ expenses. The Fund also bears all of the risks associated with the investment strategies used by the Underlying Funds.

The following chart illustrates the Fund’s approximate target asset allocation among equity, fixed income and certain other asset classes as of the date of this Prospectus. The Fund’s target asset allocation may differ from this illustration. MassMutual periodically reviews the target asset allocation and underlying investment options and may, at any time, change the target asset allocation or deem it appropriate to deviate from the target asset

–  131  –

allocation. The chart below is presented only as an illustration of how the process of re-allocation occurs as the Fund approaches its target date.

Principal Risks

An investment in this Fund is not guaranteed, and you may experience losses, including losses near, at, or after the target date. There is no guarantee that the Fund will provide adequate income at and through your retirement.

Cash Position Risk The ability of the Fund to meet its objectives may be limited to the extent that it holds assets in cash or otherwise uninvested.

Convertible Securities Risk Convertible securities are subject to the risks of both debt securities and equity securities. The values of convertible securities tend to decline as interest rates rise and, due to the conversion feature, tend to vary with fluctuations in the market value of the underlying common or preferred stock.

Credit Risk The Fund is subject to the risk that an issuer or counterparty will be unable or unwilling to honor its obligations.

Derivatives Risk; Futures Contract Risk Derivatives involve risks different from, and potentially greater than, direct investments, including risks of imperfect correlation between the value of derivatives and underlying assets, counterparty default, potential losses that partially or completely offset gains, and illiquidity. Derivatives can create investment leverage and be highly volatile. Derivatives may result in losses greater than the amount invested.

Fixed Income Securities Risk The values of fixed income securities typically will decline during periods of rising interest rates, and can also decline in response to changes in market, economic, industry, political, and regulatory conditions affecting a particular type of security or issuer or fixed income securities generally. Fixed income securities are subject to interest rate risk, extension risk, prepayment risk, and credit risk.

Foreign Investment Risk; Emerging Markets Risk; Currency Risk Foreign securities are subject to additional risks compared to securities of U.S. issuers, including international trade, currency, political, regulatory and diplomatic risks. In addition, fluctuations in currency exchange rates may adversely affect the values of foreign securities and the price of the Fund’s shares. Emerging markets securities are subject to greater risks than securities issued in developed foreign markets, including less liquidity, greater price volatility, higher relative rates of inflation, greater political and economic instability, and greater volatility in currency exchange rates.

Growth Company Risk The prices of growth securities are often more sensitive to market fluctuations because of their heavy dependence on future earnings expectations, and can be more volatile than the market in general.

Liquidity Risk Certain securities may be difficult (or impossible) to sell or positions difficult to close out at a desirable time and price, and the Fund may be required to hold an investment that is declining in value or be prevented from realizing capital gains.

Lower-Rated Fixed Income Securities Risk Lower-rated securities have speculative characteristics and involve greater volatility of price and yield, greater risk of loss of principal and interest, and generally reflect a greater possibility of an adverse change in financial condition that could affect an issuer’s ability to honor its obligations.

Management Risk The Fund relies on the manager’s ability to achieve its investment objectives. There can be no assurance that the Fund will achieve the desired results and the Fund may incur significant losses.

Market Risk The value of the Fund’s portfolio securities may decline, at times sharply and unpredictably, as a result of unfavorable market- induced changes affecting particular industries, sectors, or issuers. Stock market prices in general may decline over short or extended periods,

–  132  –

subjecting the Fund to unpredictable declines in the value of its shares and poor performance. The Fund is subject to risks affecting issuers, such as management performance, financial leverage, industry problems and reduced demand for goods or services.

Mortgage and Asset Backed Securities Risk Investments in mortgage- and asset-backed securities subject the Fund to interest rate risk, extension risk, and prepayment risk, among other risks.

Over-the-Counter (“OTC”) Risk OTC transactions involve risks in addition to those associated with transactions traded on exchanges. The values of OTC stocks may be more volatile than exchange-listed stocks, and the Fund may be subject to liquidity risk, which may cause the Fund to experience difficulty in purchasing or selling these securities at a fair price. The Fund will be subject to the credit risk of its counterparty to an OTC transaction.

Preferred Stock Risk Preferred stocks are subject to the risks associated with other types of equity securities, as well as additional risks, such as potentially greater volatility and risks related to deferral, non-cumulative dividends, subordination, liquidity, limited voting rights, and special redemption rights.

Risk of Investment in Other Funds or Pools The Fund is indirectly exposed to all of the risks of the underlying funds in which it invests, including the risk that the underlying funds will not perform as expected. The Fund indirectly pays a portion of the expenses incurred by the underlying funds.

Securities Loans and Repurchase Agreement Risk A Fund may lend portfolio securities to broker-dealers, and may enter into repurchase agreements. These transactions must be fully collateralized at all times, but involve some risk to a Fund if the other party should default on its obligation and the Fund is delayed or prevented from recovering the collateral.

U.S. Government Securities Risk Obligations of certain U.S. government agencies and instrumentalities are not backed by the full faith and credit of the U.S. government, and there can be no assurance that the U.S. government would provide financial support to such agencies and unit instrumentalities.

Valuation Risk The Fund is subject to the risk of mispricing or improper valuation of its investments, in particular to the extent that its securities are fair valued.

Value Company Risk The value investment approach entails the risk that the market will not recognize a security’s intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

Performance Information

This Fund began operations April 1, 2010, and therefore has no performance history. There will be risks of investing in the Fund because the returns can be expected to vary from year to year. Because the Fund is new, there is no table which shows how the Fund’s returns have deviated from the broad market.

MANAGEMENT

Investment Adviser: Massachusetts Mutual Life Insurance Company (“MassMutual”)

Portfolio Managers:

Bruce Picard Jr. is an Investment Consultant for the MassMutual Retirement Services Investment Services Group at MassMutual. He has managed the Fund since its inception.

Michael C. Eldredge is Vice President for the MassMutual Retirement Services Investment Services Group at MassMutual. He has managed the Fund since its inception.

Frederick Schulitz is an Investment Consultant for the MassMutual Retirement Services Investment Services Group at MassMutual. He has managed the Fund since its inception.

PURCHASE AND SALE OF FUND SHARES

Shares of the Fund are generally available to retirement plans, other institutional investors and individual retirement accounts. Fund shares are redeemable on any business day by written request, telephone or internet (if available).

DISTRIBUTIONS AND TAXES

Dividends and capital gain distributions received from the Fund are subject to federal income taxes and may also be subject to state and local taxes, unless you are an investor eligible for preferential tax treatment.

–  133  –

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary, the intermediary may receive a one-time or continuing payments from the Fund, MassMutual or its affiliates, or others for the sale of Fund shares or continuing shareholder services provided by the intermediary. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary to recommend the Fund over another investment. You should contact your intermediary to find out more information about the compensation it may receive in connection with your investment.

–  134  –

[THIS PAGE INTENTIONALLY LEFT BLANK]

MassMutual Select Destination Retirement 2030 Fund

INVESTMENT OBJECTIVE

The Fund seeks to achieve as high a total rate of return on an annual basis as is considered consistent with prudent investment risk and the preservation of capital.

FEES AND EXPENSES OF THE FUND

These tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. For Class A shares, you may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in MassMutual funds. More information about these and other discounts is available in the section titled Sales Charges by Class in the Fund’s Prospectus or from your financial professional.

Shareholder Fees (fees paid directly from your investment)

	Class S	Class Y	Class L	Class A	Class N
Maximum Sales Charge (Load) on purchases (as a % of offering price)	None	None	None	5.75%	None
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	None	None	None	None	1.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class S	Class Y	Class L	Class A	Class N
Management Fees	.05%	.05%	.05%	.05%	.05%
Distribution and Service (Rule 12b-1) Fees	None	None	None	.25%	.50%
Other Expenses	.06%	.11%	.21%	.20%	.26%
Acquired Fund Fees and Expenses(1)	.82%	.82%	.82%	.82%	.82%
Total Annual Fund Operating Expenses(2)(3)	.93%	.98%	1.08%	1.32%	1.63%
(1)	Acquired Fund fees and expenses represent approximate expenses borne indirectly by the Fund in its most recent fiscal year through investments in other pooled investment vehicles. The amount of Acquired Fund fees and expenses may change in the coming year due to a number of factors including, among others, a change in allocation of the Fund’s investments among other pooled investment vehicles.

(2)	Because Total Annual Fund Operating Expenses include Acquired Fund fees and expenses, they may not correspond to the ratios of expenses to average daily net assets shown in the “Financial Highlights” tables in the Prospectus, which reflect the operating expenses of the Fund and do not include Acquired Fund fees and expenses.
(3)	Employee benefit plans which invest in the Fund through MassMutual separate investment accounts may pay additional charges under their group annuity contract or services agreement. Investors who purchase shares directly from the Fund may also be subject to charges imposed in their administrative services or other agreement with MassMutual or MassMutual affiliate. None of these charges are deducted from Fund assets.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in each share class of the Fund for the time periods indicated and then, except as indicated, redeem all of your shares at the end of those periods. For Class A shares, the example includes the initial sales charge. The example also assumes that your investment earns a 5% return each year and that the Fund’s operating expenses are exactly as described in the preceding table. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class S	$95	$296	$515	$1,143
Class Y	$100	$312	$542	$1,201
Class L	$110	$343	$595	$1,317
Class A	$702	$969	$1,257	$2,074
Class N	$269	$514	$887	$1,933
Class N (no redemption)	$166	$514	$887	$1,933

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the examples, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was [    ]% of the average value of its portfolio.

–  136  –

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategies

The Fund is a “fund of funds” and seeks to achieve its investment objective by investing in a combination of domestic and international mutual funds sponsored by MassMutual or its affiliates (“Underlying Funds”) using an asset allocation strategy designed for investors expecting to retire around the year 2030. Underlying Funds can include MassMutual Select Funds, MassMutual Premier Funds (which are advised by MassMutual) and Oppenheimer Funds (advised by OppenheimerFunds, Inc.). The Underlying Funds may invest in various asset classes, including equity securities, fixed income securities, and money market instruments, as well as alternative strategies (e.g. commodities).

The Fund is designed for an investor who plans to withdraw the value of the investor’s account in the Fund gradually after an assumed retirement date around 2030. The Fund’s assets are allocated among Underlying Funds according to an asset allocation strategy that becomes increasingly conservative until it reaches approximately 50% in equity and similar funds and 50% in fixed income funds, including money market funds, in 2030, and approximately 35% in equity and similar funds and 65% in fixed income funds, including money market funds, approximately fifteen years after that.

The table below shows the Fund’s approximate allocation, as of March [    ], 2010, among various asset classes and Underlying Funds in which the Fund invests 5% or more of its assets. Other Underlying Funds in which the Fund invests are listed under “Additional Information Regarding Investment Objectives and Principal Investment Strategies” in the Fund’s Prospectus. MassMutual intends to manage the Fund according to its target asset allocation strategy, and does not intend to trade actively among Underlying Funds or to attempt to capture short-term market opportunities as a primary activity. MassMutual may modify the target asset allocation strategy or the selection of Underlying Funds from time to time, and may invest in other Underlying Funds, including Underlying Funds that may be created in the future. At any given time, the Fund’s asset allocation may be affected by a variety of factors (such as, for example, whether an Underlying Fund is accepting additional investments).

Equity	[88.4	]%
—Domestic Equity
—International Equity

Fixed Income & Short Term/Money Market	[10.3	]%

Other	[1.3	]%

Through its investments in Underlying Funds, the Fund may be exposed to a wide range of securities and other instruments with differing characteristics (such as credit quality, duration, geography, industry and market capitalization), including, but not limited to, equity securities of small-, mid-, or large-capitalization U.S. or non-U.S. issuers, fixed income securities of U.S. or non-U.S. private or governmental issuers (including high yield issuers), inflation-protected securities, and short-term investments of any kind. An Underlying Fund may be permitted to use a wide variety of exchange-traded and over-the-counter derivatives, such as options (including swaptions and interest rate caps and floors), futures contracts, and swap contracts (including credit default swaps, total return swaps, interest rate and currency swaps), for hedging purposes or as a substitute for investing directly in securities. The Fund will bear a pro rata share of the Underlying Funds’ expenses. The Fund also bears all of the risks associated with the investment strategies used by the Underlying Funds.

The following chart illustrates the Fund’s approximate target asset allocation among equity, fixed income and certain other asset classes as of the date of this Prospectus. The Fund’s target asset allocation may differ from this illustration. MassMutual periodically reviews the target asset allocation and underlying investment options and may, at any time, change the target asset allocation or deem it appropriate to deviate from the target asset allocation. The chart below is presented only as an illustration of how the process of re-allocation occurs as the Fund approaches its target date.

–  137  –

Principal Risks

An investment in this Fund is not guaranteed, and you may experience losses, including losses near, at, or after the target date. There is no guarantee that the Fund will provide adequate income at and through your retirement.

Cash Position Risk The ability of the Fund to meet its objectives may be limited to the extent that it holds assets in cash or otherwise uninvested.

Convertible Securities Risk Convertible securities are subject to the risks of both debt securities and equity securities. The values of convertible securities tend to decline as interest rates rise and, due to the conversion feature, tend to vary with fluctuations in the market value of the underlying common or preferred stock.

Credit Risk The Fund is subject to the risk that an issuer or counterparty will be unable or unwilling to honor its obligations.

Derivatives Risk; Futures Contract Risk Derivatives involve risks different from, and potentially greater than, direct investments, including risks of imperfect correlation between the value of derivatives and underlying assets, counterparty default, potential losses that partially or completely offset gains, and illiquidity. Derivatives can create investment leverage and be highly volatile. Derivatives may result in losses greater than the amount invested.

Fixed Income Securities Risk The values of fixed income securities typically will decline during periods of rising interest rates, and can also decline in response to changes in market, economic, industry, political, and regulatory conditions affecting a particular type of security or issuer or fixed income securities generally. Fixed income securities are subject to interest rate risk, extension risk, prepayment risk, and credit risk.

Foreign Investment Risk; Emerging Markets Risk; Currency Risk Foreign securities are subject to additional risks compared to securities of U.S. issuers, including international trade, currency, political, regulatory and diplomatic risks. In addition, fluctuations in currency exchange rates may adversely affect the values of foreign securities and the price of the Fund’s shares. Emerging markets securities are subject to greater risks than securities issued in developed foreign markets, including less liquidity, greater price volatility, higher relative rates of inflation, greater political and economic instability, and greater volatility in currency exchange rates.

Growth Company Risk The prices of growth securities are often more sensitive to market fluctuations because of their heavy dependence on future earnings expectations, and can be more volatile than the market in general.

Liquidity Risk Certain securities may be difficult (or impossible) to sell or positions difficult to close out at a desirable time and price, and the Fund may be required to hold an investment that is declining in value or be prevented from realizing capital gains.

Lower-Rated Fixed Income Securities Risk Lower-rated securities have speculative characteristics and involve greater volatility of price and yield, greater risk of loss of principal and interest, and generally reflect a greater possibility of an adverse change in financial condition that could affect an issuer’s ability to honor its obligations.

Management Risk The Fund relies on the manager’s ability to achieve its investment objectives. There can be no assurance that the Fund will achieve the desired results and the Fund may incur significant losses.

Market Risk The value of the Fund’s portfolio securities may decline, at times sharply and unpredictably, as a result of unfavorable market-induced changes affecting particular industries, sectors, or issuers. Stock market prices in general may decline over short or extended periods, subjecting the Fund to unpredictable declines in the value of its shares and poor performance. The Fund is subject to risks affecting issuers, such as management performance, financial leverage, industry problems and reduced demand for goods or services.

–  138  –

Mortgage and Asset Backed Securities Risk Investments in mortgage- and asset-backed securities subject the Fund to interest rate risk, extension risk, and prepayment risk, among other risks.

Over-the-Counter (“OTC”) Risk OTC transactions involve risks in addition to those associated with transactions traded on exchanges. The values of OTC stocks may be more volatile than exchange-listed stocks, and the Fund may be subject to liquidity risk, which may cause the Fund to experience difficulty in purchasing or selling these securities at a fair price. The Fund will be subject to the credit risk of its counterparty to an OTC transaction.

Preferred Stock Risk Preferred stocks are subject to the risks associated with other types of equity securities, as well as additional risks, such as potentially greater volatility and risks related to deferral, non-cumulative dividends, subordination, liquidity, limited voting rights, and special redemption rights.

Risk of Investment in Other Funds or Pools The Fund is indirectly exposed to all of the risks of the underlying funds in which it invests, including the risk that the underlying funds will not perform as expected. The Fund indirectly pays a portion of the expenses incurred by the underlying funds.

Securities Loans and Repurchase Agreement Risk A Fund may lend portfolio securities to broker-dealers, and may enter into repurchase agreements. These transactions must be fully collateralized at all times, but involve some risk to a Fund if the other party should default on its obligation and the Fund is delayed or prevented from recovering the collateral.

U.S. Government Securities Risk Obligations of certain U.S. government agencies and instrumentalities are not backed by the full faith and credit of the U.S. government, and there can be no assurance that the U.S. government would provide financial support to such agencies and unit instrumentalities.

Valuation Risk The Fund is subject to the risk of mispricing or improper valuation of its investments, in particular to the extent that its securities are fair valued.

Value Company Risk The value investment approach entails the risk that the market will not recognize a security’s intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

Performance Information

The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance from year to year for Class S shares. The table shows how the Fund’s average annual returns for 1 and 5 years, and since inception, compare with those of a broad measure of market performance. Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges. If these amounts were reflected, returns would be less than those shown. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. More up-to-date performance information is available at http://www.massmutual.com/retire or by calling 1-888-309-3539.

Annual Performance

Class S Shares

Highest Quarter:	4Q ’04,	9.64%	Lowest Quarter:	4Q ’08,	-	21.92%

Average Annual Total Returns

(for the periods ended December 31, 2009)

		One Year	Five Years	Since Inception (12/31/03)
Class S	Return Before Taxes	-37.94%	-2.63%	-2.63%

	Return After Taxes on Distributions	-38.90%	-3.66%	-3.66%

	Return After Taxes on Distributions and Sale of Fund Shares	-23.56%	-2.10%	-2.10%

–  139  –

		One Year	Five Years	Since Inception (12/31/03)
Class Y	Return Before Taxes	-37.97%	-2.69%	-2.69%
Class L	Return Before Taxes	-37.94%	-2.75%	-2.75%
Class A(1)	Return Before Taxes	-41.69%	-4.15%	-4.14%
Class N(1)	Return Before Taxes	-38.91%	-3.30%	-3.30%
S&P 500® Index(2)		-37.00%	-2.19%	-2.19%	(4)
Barclays Capital U.S. Aggregate Bond Index(2)		5.24%	4.65%	4.65%	(4)
Lipper Balanced Fund Index(2)		-26.18%	0.12%	0.12%	(4)
Custom Destination 2030 Index(2)(3)		-34.84%	-0.98%	-0.98%	(4)
(1)	Performance for Class A and Class N shares of the Fund reflects any applicable sales charge.
(2)	Reflects no deduction for fees, expenses or taxes.
(3)

The Custom Destination 2030 Index comprises the MSCI® EAFE®, Dow Jones Wilshire 5000 (full cap) and Barclays Capital U.S. Aggregate Bond Indexes. The weightings of each index can vary depending on the weightings of the underlying mutual funds composing the Destination Retirement 2030 Fund.

(4)	From 01/02/04.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class S only. After-tax returns for other classes will vary.

MANAGEMENT

Investment Adviser: Massachusetts Mutual Life Insurance Company (“MassMutual”)

Portfolio Managers:

Bruce Picard Jr. is an Investment Consultant for the MassMutual Retirement Services Investment Services Group at MassMutual. He has managed the Fund since [            ].

Michael C. Eldredge is Vice President for the MassMutual Retirement Services Investment Services Group at MassMutual. He has managed the Fund since [            ].

Frederick Schulitz is an Investment Consultant for the MassMutual Retirement Services

Investment Services Group at MassMutual. He has managed the Fund since [            ].

PURCHASE AND SALE OF FUND SHARES

Shares of the Fund are generally available to retirement plans, other institutional investors and individual retirement accounts. Fund shares are redeemable on any business day by written request, telephone or internet (if available).

DISTRIBUTIONS AND TAXES

Dividends and capital gain distributions received from the Fund are subject to federal income taxes and may also be subject to state and local taxes, unless you are an investor eligible for preferential tax treatment.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary, the intermediary may receive a one-time or continuing payments from the Fund, MassMutual or its affiliates, or others for the sale of Fund shares or continuing shareholder services provided by the intermediary. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary to recommend the Fund over another investment. You should contact your intermediary to find out more information about the compensation it may receive in connection with your investment.

–  140  –

[THIS PAGE INTENTIONALLY LEFT BLANK]

MassMutual Select Destination Retirement 2035 Fund (Class N shares not currently available)

INVESTMENT OBJECTIVE

The Fund seeks to achieve as high a total rate of return on an annual basis as is considered consistent with prudent investment risk and the preservation of capital.

FEES AND EXPENSES OF THE FUND

These tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. For Class A shares, you may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in MassMutual funds. More information about these and other discounts is available in the section titled Sales Charges by Class in the Fund’s Prospectus or from your financial professional.

Shareholder Fees (fees paid directly from your investment)

	Class S	Class Y	Class L	Class A	Class N
Maximum Sales Charge (Load) on purchases (as a % of offering price)	None	None	None	5.75%	None
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	None	None	None	None	1.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class S	Class Y	Class L	Class A	Class N
Management Fees	.05%	.05%	.05%	.05%	.05%
Distribution and Service (Rule 12b-1) Fees	None	None	None	.25%	.50%
Other Expenses(1)	.40%	.45%	.55%	.55%	.60%
Acquired Fund Fees and Expenses(2)	.87%	.87%	.87%	.87%	.87%
Total Annual Fund Operating Expenses	1.27%	1.32%	1.42%	1.67%	1.97%
Expense Reimbursement	(.30%)	(.30%)	(.30%)	(.30%)	(.30%)
Total Annual Fund Operating Expenses after Expense Reimbursement(3)(4)	.97%	1.02%	1.12%	1.37%	1.67%
(1)	Other Expenses are based on estimated amounts for the first fiscal year of the Fund.
(2)	Acquired Fund fees and expenses represent approximate expenses to be borne indirectly by the Fund in its first fiscal year through investments in other pooled investment vehicles. The amount of Acquired Fund fees and expenses may change due to a number of factors including, among others, a change in allocation of the Fund’s investments among other pooled investment vehicles.
(3)	The expenses in the above table reflect a written agreement by MassMutual to cap the fees and expenses of the Fund (other than extraordinary litigation and legal expenses, or other non-recurring or unusual expenses such as, for example, organizational expenses and shareholder meeting expenses), excluding Acquired Fund fees and expenses, through March 31, 2011 to the extent that Total Annual Fund Operating Expenses after Expense Reimbursement would otherwise exceed .97%, 1.02%, 1.12%, 1.37% and 1.67% for Classes S, Y, L, A and N, respectively. The Total Annual Fund Operating Expenses after Expense Reimbursement shown in the above table may exceed these amounts, because, as noted in the previous sentence, certain fees and expenses are excluded from the cap. The agreement can only be terminated by mutual consent of the Trust on behalf of the Fund and MassMutual.
(4)	Employee benefit plans which invest in the Fund through MassMutual separate investment accounts may pay additional charges under their group annuity contract or services agreement. Investors who purchase shares directly from the Fund may also be subject to charges imposed in their administrative services or other agreement with MassMutual or MassMutual affiliate. None of these charges are deducted from Fund assets.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in each share class of the Fund for the time periods indicated and then, except as indicated, redeem all of your shares at the end of those periods. For Class A shares, the example includes the initial sales charge. The example also assumes that your investment earns a 5% return each year and that the Fund’s operating expenses are exactly as described in the preceding table. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
Class S	$99	$373
Class Y	$104	$389
Class L	$114	$420
Class A	$707	$1,044
Class N	$273	$589
Class N (no redemption)	$170	$589

–  142  –

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the examples, affect the Fund’s performance.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategies

The Fund is a “fund of funds” and seeks to achieve its investment objective by investing in a combination of domestic and international mutual funds sponsored by MassMutual or its affiliates (“Underlying Funds”) using an asset allocation strategy designed for investors expecting to retire around the year 2035. Underlying Funds can include MassMutual Select Funds, MassMutual Premier Funds (which are advised by MassMutual) and Oppenheimer Funds (advised by OppenheimerFunds, Inc.). The Underlying Funds may invest in various asset classes, including equity securities, fixed income securities, and money market instruments, as well as alternative strategies (e.g. commodities).

The Fund is designed for an investor who plans to withdraw the value of the investor’s account in the Fund gradually after an assumed retirement date around 2035. The Fund’s assets are allocated among Underlying Funds according to an asset allocation strategy that becomes increasingly conservative until it reaches approximately 50% in equity and similar funds and 50% in fixed income funds, including money market funds, in 2035, and approximately 35% in equity and similar funds and 65% in fixed income funds, including money market funds, approximately fifteen years after that.

The table below shows the Fund’s approximate allocation, as of March [    ], 2010, among various asset classes and Underlying Funds in which the Fund invests 5% or more of its assets. Other Underlying Funds in which the Fund invests are listed under “Additional Information Regarding Investment Objectives and Principal Investment Strategies” in the Fund’s Prospectus. MassMutual intends to manage the Fund according to its target asset allocation strategy, and does not intend to trade actively among Underlying Funds or to attempt to capture short-term market opportunities as a primary activity. MassMutual may modify the target asset allocation strategy or the selection of Underlying Funds from time to time, and may invest in other Underlying Funds, including Underlying Funds that may be created in the future. At any given time, the Fund’s asset allocation may be affected by a variety of factors (such as, for example, whether an Underlying Fund is accepting additional investments).

Equity	[88.7	]%
—Domestic Equity

—International Equity

Fixed Income & Short Term/Money Market	[10.0	]%

Other	[1.3	]%

Through its investments in Underlying Funds, the Fund may be exposed to a wide range of securities and other instruments with differing characteristics (such as credit quality, duration, geography, industry and market capitalization), including, but not limited to, equity securities of small-, mid-, or large-capitalization U.S. or non-U.S. issuers, fixed income securities of U.S. or non-U.S. private or governmental issuers (including high yield issuers), inflation-protected securities, and short-term investments of any kind. An Underlying Fund may be permitted to use a wide variety of exchange-traded and over-the-counter derivatives, such as options (including swaptions and interest rate caps and floors), futures contracts, and swap contracts (including credit default swaps, total return swaps, interest rate and currency swaps), for hedging purposes or as a substitute for investing directly in securities. The Fund will bear a pro rata share of the Underlying Funds’ expenses. The Fund also bears all of the risks associated with the investment strategies used by the Underlying Funds.

The following chart illustrates the Fund’s approximate target asset allocation among equity, fixed income and certain other asset classes as of the date of this Prospectus. The Fund’s target asset allocation may differ from this illustration.

–  143  –

MassMutual periodically reviews the target asset allocation and underlying investment options and may, at any time, change the target asset allocation or deem it appropriate to deviate from the target asset allocation. The chart below is presented only as an illustration of how the process of re-allocation occurs as the Fund approaches its target date.

Principal Risks

An investment in this Fund is not guaranteed, and you may experience losses, including losses near, at, or after the target date. There is no guarantee that the Fund will provide adequate income at and through your retirement.

Cash Position Risk The ability of the Fund to meet its objectives may be limited to the extent that it holds assets in cash or otherwise uninvested.

Convertible Securities Risk Convertible securities are subject to the risks of both debt securities and equity securities. The values of convertible securities tend to decline as interest rates rise and, due to the conversion feature, tend to vary with fluctuations in the market value of the underlying common or preferred stock.

Credit Risk The Fund is subject to the risk that an issuer or counterparty will be unable or unwilling to honor its obligations.

Derivatives Risk; Futures Contract Risk Derivatives involve risks different from, and potentially greater than, direct investments, including risks of imperfect correlation between the value of derivatives and underlying assets, counterparty default, potential losses that partially or completely offset gains, and illiquidity. Derivatives can create investment leverage and be highly volatile. Derivatives may result in losses greater than the amount invested.

Fixed Income Securities Risk The values of fixed income securities typically will decline during periods of rising interest rates, and can also decline in response to changes in market, economic, industry, political, and regulatory conditions affecting a particular type of security or issuer or fixed income securities generally. Fixed income securities are subject to interest rate risk, extension risk, prepayment risk, and credit risk.

Foreign Investment Risk; Emerging Markets Risk; Currency Risk Foreign securities are subject to additional risks compared to securities of U.S. issuers, including international trade, currency, political, regulatory and diplomatic risks. In addition, fluctuations in currency exchange rates may adversely affect the values of foreign securities and the price of the Fund’s shares. Emerging markets securities are subject to greater risks than securities issued in developed foreign markets, including less liquidity, greater price volatility, higher relative rates of inflation, greater political and economic instability, and greater volatility in currency exchange rates.

Growth Company Risk The prices of growth securities are often more sensitive to market fluctuations because of their heavy dependence on future earnings expectations, and can be more volatile than the market in general.

Liquidity Risk Certain securities may be difficult (or impossible) to sell or positions difficult to close out at a desirable time and price, and the Fund may be required to hold an investment that is declining in value or be prevented from realizing capital gains.

Lower-Rated Fixed Income Securities Risk Lower-rated securities have speculative characteristics and involve greater volatility of price and yield, greater risk of loss of principal and interest, and generally reflect a greater possibility of an adverse change in financial condition that could affect an issuer’s ability to honor its obligations.

Management Risk The Fund relies on the manager’s ability to achieve its investment objectives. There can be no assurance that the Fund will achieve the desired results and the Fund may incur significant losses.

–  144  –

Market Risk The value of the Fund’s portfolio securities may decline, at times sharply and unpredictably, as a result of unfavorable market-induced changes affecting particular industries, sectors, or issuers. Stock market prices in general may decline over short or extended periods, subjecting the Fund to unpredictable declines in the value of its shares and poor performance. The Fund is subject to risks affecting issuers, such as management performance, financial leverage, industry problems and reduced demand for goods or services.

Mortgage and Asset Backed Securities Risk Investments in mortgage- and asset-backed securities subject the Fund to interest rate risk, extension risk, and prepayment risk, among other risks.

Over-the-Counter (“OTC”) Risk OTC transactions involve risks in addition to those associated with transactions traded on exchanges. The values of OTC stocks may be more volatile than exchange-listed stocks, and the Fund may be subject to liquidity risk, which may cause the Fund to experience difficulty in purchasing or selling these securities at a fair price. The Fund will be subject to the credit risk of its counterparty to an OTC transaction.

Preferred Stock Risk Preferred stocks are subject to the risks associated with other types of equity securities, as well as additional risks, such as potentially greater volatility and risks related to deferral, non-cumulative dividends, subordination, liquidity, limited voting rights, and special redemption rights.

Risk of Investment in Other Funds or Pools The Fund is indirectly exposed to all of the risks of the underlying funds in which it invests, including the risk that the underlying funds will not perform as expected. The Fund indirectly pays a portion of the expenses incurred by the underlying funds.

Securities Loans and Repurchase Agreement Risk A Fund may lend portfolio securities to broker-dealers, and may enter into repurchase agreements. These transactions must be fully collateralized at all times, but involve some risk to a Fund if the other party should default on its obligation and the Fund is delayed or prevented from recovering the collateral.

U.S. Government Securities Risk Obligations of certain U.S. government agencies and instrumentalities are not backed by the full faith and credit of the U.S. government, and there can be no assurance that the U.S. government would provide financial support to such agencies and unit instrumentalities.

Valuation Risk The Fund is subject to the risk of mispricing or improper valuation of its investments, in particular to the extent that its securities are fair valued.

Value Company Risk The value investment approach entails the risk that the market will not recognize a security’s intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

Performance Information

This Fund began operations April 1, 2010, and therefore has no performance history. There will be risks of investing in the Fund because the returns can be expected to vary from year to year. Because the Fund is new, there is no table which shows how the Fund’s returns have deviated from the broad market.

MANAGEMENT

Investment Adviser: Massachusetts Mutual Life Insurance Company (“MassMutual”)

Portfolio Managers:

Bruce Picard Jr. is an Investment Consultant for the MassMutual Retirement Services Investment Services Group at MassMutual. He has managed the Fund since its inception.

Michael C. Eldredge is Vice President for the MassMutual Retirement Services Investment Services Group at MassMutual. He has managed the Fund since its inception.

Frederick Schulitz is an Investment Consultant for the MassMutual Retirement Services Investment Services Group at MassMutual. He has managed the Fund since its inception.

PURCHASE AND SALE OF FUND SHARES

Shares of the Fund are generally available to retirement plans, other institutional investors and individual retirement accounts. Fund shares are redeemable on any business day by written request, telephone or internet (if available).

DISTRIBUTIONS AND TAXES

Dividends and capital gain distributions received from the Fund are subject to federal income taxes and may also be subject to state and local taxes, unless you are an investor eligible for preferential tax treatment.

–  145  –

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary, the intermediary may receive a one-time or continuing payments from the Fund, MassMutual or its affiliates, or others for the sale of Fund shares or continuing shareholder services provided by the intermediary. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary to recommend the Fund over another investment. You should contact your intermediary to find out more information about the compensation it may receive in connection with your investment.

–  146  –

[THIS PAGE INTENTIONALLY LEFT BLANK]

MassMutual Select Destination Retirement 2040 Fund

INVESTMENT OBJECTIVE

The Fund seeks to achieve as high a total rate of return on an annual basis as is considered consistent with prudent investment risk and the preservation of capital.

FEES AND EXPENSES OF THE FUND

These tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. For Class A shares, you may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in MassMutual funds. More information about these and other discounts is available in the section titled Sales Charges by Class in the Fund’s Prospectus or from your financial professional.

Shareholder Fees (fees paid directly from your investment)

	Class S	Class Y	Class L	Class A	Class N
Maximum Sales Charge (Load) on purchases (as a % of offering price)	None	None	None	5.75%	None
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	None	None	None	None	1.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class S	Class Y	Class L	Class A	Class N
Management Fees	.05%	.05%	.05%	.05%	.05%
Distribution and Service (Rule 12b-1) Fees	None	None	None	.25%	.50%
Other Expenses	.06%	.11%	.21%	.21%	.26%
Acquired Fund Fees and Expenses(1)	.83%	.83%	.83%	.83%	.83%
Total Annual Fund Operating Expenses(2)(3)	.94%	.99%	1.09%	1.34%	1.64%
(1)	Acquired Fund fees and expenses represent approximate expenses borne indirectly by the Fund in its most recent fiscal year through investments in other pooled investment vehicles. The amount of Acquired Fund fees and expenses may change in the coming year due to a number of factors including, among others, a change in allocation of the Fund’s investments among other pooled investment vehicles.
(2)	Because Total Annual Fund Operating Expenses include Acquired Fund fees and expenses, they may not correspond to the ratios of expenses to average daily net assets shown in the “Financial Highlights” tables in the Prospectus, which reflect the operating expenses of the Fund and do not include Acquired Fund fees and expenses.
(3)	Employee benefit plans which invest in the Fund through MassMutual separate investment accounts may pay additional charges under their group annuity contract or services agreement. Investors who purchase shares directly from the Fund may also be subject to charges imposed in their administrative services or other agreement with MassMutual or MassMutual affiliate. None of these charges are deducted from Fund assets.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in each share class of the Fund for the time periods indicated and then, except as indicated, redeem all of your shares at the end of those periods. For Class A shares, the example includes the initial sales charge. The example also assumes that your investment earns a 5% return each year and that the Fund’s operating expenses are exactly as described in the preceding table. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class S	$96	$300	$520	$1,155
Class Y	$101	$315	$547	$1,213
Class L	$111	$347	$601	$1,329
Class A	$704	$975	$1,267	$2,095
Class N	$270	$517	$892	$1,944
Class N (no redemption)	$167	$517	$892	$1,944

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the examples, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was [    ]% of the average value of its portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategies

The Fund is a “fund of funds” and seeks to achieve its investment objective by investing in a combination of domestic and international mutual funds sponsored by MassMutual or its affiliates (“Underlying Funds”) using an asset allocation strategy designed for

–  148  –

investors expecting to retire around the year 2040. Underlying Funds can include MassMutual Select Funds, MassMutual Premier Funds (which are advised by MassMutual) and Oppenheimer Funds (advised by OppenheimerFunds, Inc.). The Underlying Funds may invest in various asset classes, including equity securities, fixed income securities, and money market instruments and alternative strategies (e.g. commodities).

The Fund is designed for an investor who plans to withdraw the value of the investor’s account in the Fund gradually after an assumed retirement date around 2040. The Fund’s assets are allocated among Underlying Funds according to an asset allocation strategy that becomes increasingly conservative until it reaches approximately 50% in equity and similar funds and 50% in fixed income funds, including money market funds, in 2040, and approximately 35% in equity and similar funds and 65% in fixed income funds, including money market funds, approximately fifteen years after that.

The table below shows the Fund’s approximate allocation, as of March [    ], 2010, among various asset classes and Underlying Funds in which the Fund invests 5% or more of its assets. Other Underlying Funds in which the Fund invests are listed under “Additional Information Regarding Investment Objectives and Principal Investment Strategies” in the Fund’s Prospectus. MassMutual intends to manage the Fund according to its target asset allocation strategy, and does not intend to trade actively among Underlying Funds or to attempt to capture short-term market opportunities as a primary activity. MassMutual may modify the target asset allocation strategy or the selection of Underlying Funds from time to time, and may invest in other Underlying Funds, including Underlying Funds that may be created in the future. At any given time, the Fund’s asset allocation may be affected by a variety of factors (such as, for example, whether an Underlying Fund is accepting additional investments).

Equity	[92.4	]%
—Domestic Equity

—International Equity

Fixed Income & Short Term/Money Market	[6.2	]%

Other	[1.4	]%

Through its investments in Underlying Funds, the Fund may be exposed to a wide range of securities and other instruments with differing characteristics (such as credit quality, duration, geography, industry and market capitalization), including, but not limited to, equity securities of small-, mid-, or large-capitalization U.S. or non-U.S. issuers, fixed income securities of U.S. or non-U.S. private or governmental issuers (including high yield issuers (“junk bonds”)), inflation-protected securities, and short-term investments of any kind. An Underlying Fund may be permitted to use a wide variety of exchange-traded and over-the-counter derivatives, such as options (including swaptions and interest rate caps and floors), futures contracts, and swap contracts (including credit default swaps, total return swaps, interest rate and currency swaps), for hedging purposes or as a substitute for investing directly in securities. The Fund will bear a pro rata share of the Underlying Funds’ expenses. The Fund also bears all of the risks associated with the investment strategies used by the Underlying Funds.

The following chart illustrates the Fund’s approximate target asset allocation among equity, fixed income and certain other asset classes as of the date of this Prospectus. The Fund’s target asset allocation may differ from this illustration. MassMutual periodically reviews the target asset allocation and underlying investment options and may, at any time, change the target asset allocation or deem it appropriate to deviate from the target asset allocation. The chart below is presented only as an illustration of how the process of re-allocation occurs as the Fund approaches its target date.

–  149  –

Principal Risks

An investment in this Fund is not guaranteed, and you may experience losses, including losses near, at, or after the target date. There is no guarantee that the Fund will provide adequate income at and through your retirement.

Cash Position Risk The ability of the Fund to meet its objectives may be limited to the extent that it holds assets in cash or otherwise uninvested.

Convertible Securities Risk Convertible securities are subject to the risks of both debt securities and equity securities. The values of convertible securities tend to decline as interest rates rise and, due to the conversion feature, tend to vary with fluctuations in the market value of the underlying common or preferred stock.

Credit Risk The Fund is subject to the risk that an issuer or counterparty will be unable or unwilling to honor its obligations.

Derivatives Risk; Futures Contract Risk Derivatives involve risks different from, and potentially greater than, direct investments, including risks of imperfect correlation between the value of derivatives and underlying assets, counterparty default, potential losses that partially or completely offset gains, and illiquidity. Derivatives can create investment leverage and be highly volatile. Derivatives may result in losses greater than the amount invested.

Fixed Income Securities Risk The values of fixed income securities typically will decline during periods of rising interest rates, and can also decline in response to changes in market, economic, industry, political, and regulatory conditions affecting a particular type of security or issuer or fixed income securities generally. Fixed income securities are subject to interest rate risk, extension risk, prepayment risk, and credit risk.

Foreign Investment Risk; Emerging Markets Risk; Currency Risk Foreign securities are subject to additional risks compared to securities of U.S. issuers, including international trade, currency, political, regulatory and diplomatic risks. In addition, fluctuations in currency exchange rates may adversely affect the values of foreign securities and the price of the Fund’s shares. Emerging markets securities are subject to greater risks than securities issued in developed foreign markets, including less liquidity, greater price volatility, higher relative rates of inflation, greater political and economic instability, and greater volatility in currency exchange rates.

Growth Company Risk The prices of growth securities are often more sensitive to market fluctuations because of their heavy dependence on future earnings expectations, and can be more volatile than the market in general.

Liquidity Risk Certain securities may be difficult (or impossible) to sell or positions difficult to close out at a desirable time and price, and the Fund may be required to hold an investment that is declining in value or be prevented from realizing capital gains.

Lower-Rated Fixed Income Securities Risk Lower-rated securities have speculative characteristics and involve greater volatility of price and yield, greater risk of loss of principal and interest, and generally reflect a greater possibility of an adverse change in financial condition that could affect an issuer’s ability to honor its obligations.

Management Risk The Fund relies on the manager’s ability to achieve its investment objectives. There can be no assurance that the Fund will achieve the desired results and the Fund may incur significant losses.

Market Risk The value of the Fund’s portfolio securities may decline, at times sharply and unpredictably, as a result of unfavorable market-induced changes affecting particular industries, sectors, or issuers. Stock market prices in general may decline over short or extended periods, subjecting the Fund to unpredictable declines in the value of its shares and poor performance. The Fund is subject to risks affecting issuers, such as management performance, financial leverage, industry problems and reduced demand for goods or services.

Mortgage and Asset Backed Securities Risk Investments in mortgage- and asset-backed securities subject the Fund to interest rate risk, extension risk, and prepayment risk, among other risks.

Over-the-Counter (“OTC”) Risk OTC transactions involve risks in addition to those associated with transactions traded on exchanges. The values of OTC stocks may be more volatile than exchange-listed stocks, and the Fund may be subject to liquidity risk, which may cause the Fund to experience difficulty in purchasing or selling these securities at a fair price. The Fund will be subject to the credit risk of its counterparty to an OTC transaction.

–  150  –

Preferred Stock Risk Preferred stocks are subject to the risks associated with other types of equity securities, as well as additional risks, such as potentially greater volatility and risks related to deferral, non-cumulative dividends, subordination, liquidity, limited voting rights, and special redemption rights.

Risk of Investment in Other Funds or Pools The Fund is indirectly exposed to all of the risks of the underlying funds in which it invests, including the risk that the underlying funds will not perform as expected. The Fund indirectly pays a portion of the expenses incurred by the underlying funds.

Securities Loans and Repurchase Agreement Risk A Fund may lend portfolio securities to broker-dealers, and may enter into repurchase agreements. These transactions must be fully collateralized at all times, but involve some risk to a Fund if the other party should default on its obligation and the Fund is delayed or prevented from recovering the collateral.

U.S. Government Securities Risk Obligations of certain U.S. government agencies and instrumentalities are not backed by the full faith and credit of the U.S. government, and there can be no assurance that the U.S. government would provide financial support to such agencies and unit instrumentalities.

Valuation Risk The Fund is subject to the risk of mispricing or improper valuation of its investments, in particular to the extent that its securities are fair valued.

Value Company Risk The value investment approach entails the risk that the market will not recognize a security’s intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

Performance Information

The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance from year to year for Class S shares. The table shows how the Fund’s average annual returns for 1 and 5 years, and since inception, compare with those of a broad measure of market performance. Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges. If these amounts were reflected, returns would be less than those shown. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. More up-to-date performance information is available at http://www.massmutual.com/retire or by calling 1-888-309-3539.

Annual Performance

Class S Shares

Highest Quarter:	4Q ’04,	10.87%	Lowest Quarter:	4Q ’08,	-	23.15%

Average Annual Total Returns

(for the periods ended December 31, 2009)

		One Year	Five Years	Since Inception (12/31/03)
Class S	Return Before Taxes	-39.54%	-2.43%	-2.43%
	Return After Taxes on Distributions	-40.45%	-3.44%	-3.44%
	Return After Taxes on Distributions and Sale of Fund Shares	-24.55%	-1.83%	-1.82%
Class Y	Return Before Taxes	-39.52%	-2.46%	-2.46%
Class L	Return Before Taxes	-39.68%	-2.58%	-2.58%
Class A(1)	Return Before Taxes	-43.26%	-3.97%	-3.97%
Class N(1)	Return Before Taxes	-40.46%	-3.10%	-3.10%
S&P 500® Index(2)		-37.00%	-2.19%	-2.19%	(4)
Barclays Capital U.S. Aggregate Bond Index(2)		5.24%	4.65%	4.65%	(4)
Lipper Balanced Fund Index(2)		-26.18%	0.12%	0.12%	(4)
Custom Destination 2040 Index(2)(3)		-36.74%	-0.76%	-0.76%	(4)
(1)	Performance for Class A and Class N shares of the Fund reflects any applicable sales charge.
(2)	Reflects no deduction for fees, expenses or taxes.
(3)

The Custom Destination 2040 Index comprises the MSCI® EAFE® and Dow Jones Wilshire 5000 (full cap) Indexes. The weightings of each index can vary depending on the weightings of the underlying mutual funds composing the Destination Retirement 2040 Fund.

(4)	From 01/02/04.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on

–  151  –

an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class S only. After-tax returns for other classes will vary.

MANAGEMENT

Investment Adviser: Massachusetts Mutual Life Insurance Company (“MassMutual”)

Portfolio Managers:

Bruce Picard Jr. is an Investment Consultant for the MassMutual Retirement Services Investment Services Group at MassMutual. He has managed the Fund since [            ].

Michael C. Eldredge is Vice President for the MassMutual Retirement Services Investment Services Group at MassMutual. He has managed the Fund since [            ].

Frederick Schulitz is an Investment Consultant for the MassMutual Retirement Services Investment Services Group at MassMutual. He has managed the Fund since [            ].

PURCHASE AND SALE OF FUND SHARES

Shares of the Fund are generally available to retirement plans, other institutional investors and individual retirement accounts. Fund shares are redeemable on any business day by written request, telephone or internet (if available).

DISTRIBUTIONS AND TAXES

Dividends and capital gain distributions received from the Fund are subject to federal income taxes and may also be subject to state and local taxes, unless you are an investor eligible for preferential tax treatment.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary, the intermediary may receive a one-time or continuing payments from the Fund, MassMutual or its affiliates, or others for the sale of Fund shares or continuing shareholder services provided by the intermediary. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary to recommend the Fund over another investment. You should contact your intermediary to find out more information about the compensation it may receive in connection with your investment.

–  152  –

[THIS PAGE INTENTIONALLY LEFT BLANK]

MassMutual Select Destination Retirement 2045 Fund (Class N shares not currently available)

INVESTMENT OBJECTIVE

The Fund seeks to achieve as high a total rate of return on an annual basis as is considered consistent with prudent investment risk and the preservation of capital.

FEES AND EXPENSES OF THE FUND

These tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. For Class A shares, you may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in MassMutual funds. More information about these and other discounts is available in the section titled Sales Charges by Class in the Fund’s Prospectus or from your financial professional.

Shareholder Fees (fees paid directly from your investment)

	Class S	Class Y	Class L	Class A	Class N
Maximum Sales Charge (Load) on purchases (as a % of offering price)	None	None	None	5.75%	None
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	None	None	None	None	1.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class S	Class Y	Class L	Class A	Class N
Management Fees	.05%	.05%	.05%	.05%	.05%
Distribution and Service (Rule 12b-1) Fees	None	None	None	.25%	.50%
Other Expenses(1)	.40%	.45%	.55%	.55%	.60%
Acquired Fund Fees and Expenses(2)	.88%	.88%	.88%	.88%	.88%
Total Annual Fund Operating Expenses	1.28%	1.33%	1.43%	1.68%	1.98%
Expense Reimbursement	(.30%)	(.30%)	(.30%)	(.30%)	(.30%)
Total Annual Fund Operating Expenses after Expense Reimbursement(3)(4)	.98%	1.03%	1.13%	1.38%	1.68%
(1)	Other Expenses are based on estimated amounts for the first fiscal year of the Fund.
(2)	Acquired Fund fees and expenses represent approximate expenses to be borne indirectly by the Fund in its first fiscal year through investments in other pooled investment vehicles. The amount of Acquired Fund fees and expenses may change due to a number of factors including, among others, a change in allocation of the Fund’s investments among other pooled investment vehicles.
(3)	The expenses in the above table reflect a written agreement by MassMutual to cap the fees and expenses of the Fund (other than extraordinary litigation and legal expenses, or other non-recurring or unusual expenses such as, for example, organizational expenses and shareholder meeting expenses), excluding Acquired Fund fees and expenses, through March 31, 2011 to the extent that Total Annual Fund Operating Expenses after Expense Reimbursement would otherwise exceed .98%, 1.03%, 1.13%, 1.38% and 1.68% for Classes S, Y, L, A and N, respectively. The Total Annual Fund Operating Expenses after Expense Reimbursement shown in the above table may exceed these amounts, because, as noted in the previous sentence, certain fees and expenses are excluded from the cap. The agreement can only be terminated by mutual consent of the Trust on behalf of the Fund and MassMutual.
(4)	Employee benefit plans which invest in the Fund through MassMutual separate investment accounts may pay additional charges under their group annuity contract or services agreement. Investors who purchase shares directly from the Fund may also be subject to charges imposed in their administrative services or other agreement with MassMutual or MassMutual affiliate. None of these charges are deducted from Fund assets.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in each share class of the Fund for the time periods indicated and then, except as indicated, redeem all of your shares at the end of those periods. For Class A shares, the example includes the initial sales charge. The example also assumes that your investment earns a 5% return each year and that the Fund’s operating expenses are exactly as described in the preceding table. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
Class S	$100	$376
Class Y	$105	$392
Class L	$115	$423
Class A	$707	$1,047
Class N	$274	$593
Class N (no redemption)	$171	$593

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio

–  154  –

turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the examples, affect the Fund’s performance.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategies

The Fund is a “fund of funds” and seeks to achieve its investment objective by investing in a combination of domestic and international mutual funds sponsored by MassMutual or its affiliates (“Underlying Funds”) using an asset allocation strategy designed for investors expecting to retire around the year 2045. Underlying Funds can include MassMutual Select Funds, MassMutual Premier Funds (which are advised by MassMutual) and Oppenheimer Funds (advised by OppenheimerFunds, Inc.). The Underlying Funds may invest in various asset classes, including equity securities, fixed income securities, and money market instruments and alternative strategies (e.g. commodities).

The Fund is designed for an investor who plans to withdraw the value of the investor’s account in the Fund gradually after an assumed retirement date around 2045. The Fund’s assets are allocated among Underlying Funds according to an asset allocation strategy that becomes increasingly conservative until it reaches approximately 50% in equity and similar funds and 50% in fixed income funds, including money market funds, in 2045, and approximately 35% in equity and similar funds and 65% in fixed income funds, including money market funds, approximately fifteen years after that.

The table below shows the Fund’s approximate allocation, as of March [    ], 2010, among various asset classes and Underlying Funds in which the Fund invests 5% or more of its assets. Other Underlying Funds in which the Fund invests are listed under “Additional Information Regarding Investment Objectives and Principal Investment Strategies” in the Fund’s Prospectus. MassMutual intends to manage the Fund according to its target asset allocation strategy, and does not intend to trade actively among Underlying Funds or to attempt to capture short-term market opportunities as a primary activity. MassMutual may modify the target asset allocation strategy or the selection of Underlying Funds from time to time, and may invest in other Underlying Funds, including Underlying Funds that may be created in the future. At any given time, the Fund’s asset allocation may be affected by a variety of factors (such as, for example, whether an Underlying Fund is accepting additional investments).

Equity	[93.5	]%
—Domestic Equity
—International Equity

Fixed Income & Short Term/Money Market	[5.0	]%

Other	[1.5	]%

Through its investments in Underlying Funds, the Fund may be exposed to a wide range of securities and other instruments with differing characteristics (such as credit quality, duration, geography, industry and market capitalization), including, but not limited to, equity securities of small-, mid-, or large-capitalization U.S. or non-U.S. issuers, fixed income securities of U.S. or non-U.S. private or governmental issuers (including high yield issuers (“junk bonds”)), inflation-protected securities, and short-term investments of any kind. An Underlying Fund may be permitted to use a wide variety of exchange-traded and over-the-counter derivatives, such as options (including swaptions and interest rate caps and floors), futures contracts, and swap contracts (including credit default swaps, total return swaps, interest rate and currency swaps), for hedging purposes or as a substitute for investing directly in securities. The Fund will bear a pro rata share of the Underlying Funds’ expenses. The Fund also bears all of the risks associated with the investment strategies used by the Underlying Funds.

The following chart illustrates the Fund’s approximate target asset allocation among equity, fixed income and certain other asset classes as of the date of this Prospectus. The Fund’s target asset allocation may differ from this illustration. MassMutual periodically reviews the target asset allocation and underlying investment options and may, at any time, change the target asset allocation or deem it appropriate to deviate from the target asset allocation. The chart below is presented only as an illustration of how the process of re-allocation occurs as the Fund approaches its target date.

–  155  –

Principal Risks

An investment in this Fund is not guaranteed, and you may experience losses, including losses near, at, or after the target date. There is no guarantee that the Fund will provide adequate income at and through your retirement.

Cash Position Risk The ability of the Fund to meet its objectives may be limited to the extent that it holds assets in cash or otherwise uninvested.

Convertible Securities Risk Convertible securities are subject to the risks of both debt securities and equity securities. The values of convertible securities tend to decline as interest rates rise and, due to the conversion feature, tend to vary with fluctuations in the market value of the underlying common or preferred stock.

Credit Risk The Fund is subject to the risk that an issuer or counterparty will be unable or unwilling to honor its obligations.

Derivatives Risk; Futures Contract Risk Derivatives involve risks different from, and potentially greater than, direct investments, including risks of imperfect correlation between the value of derivatives and underlying assets, counterparty default, potential losses that partially or completely offset gains, and illiquidity. Derivatives can create investment leverage and be highly volatile. Derivatives may result in losses greater than the amount invested.

Fixed Income Securities Risk The values of fixed income securities typically will decline during periods of rising interest rates, and can also decline in response to changes in market, economic, industry, political, and regulatory conditions affecting a particular type of security or issuer or fixed income securities generally. Fixed income securities are subject to interest rate risk, extension risk, prepayment risk, and credit risk.

Foreign Investment Risk; Emerging Markets Risk; Currency Risk Foreign securities are subject to additional risks compared to securities of U.S. issuers, including international trade, currency, political, regulatory and diplomatic risks. In addition, fluctuations in currency exchange rates may adversely affect the values of foreign securities and the price of the Fund’s shares. Emerging markets securities are subject to greater risks than securities issued in developed foreign markets, including less liquidity, greater price volatility, higher relative rates of inflation, greater political and economic instability, and greater volatility in currency exchange rates.

Growth Company Risk The prices of growth securities are often more sensitive to market fluctuations because of their heavy dependence on future earnings expectations, and can be more volatile than the market in general.

Liquidity Risk Certain securities may be difficult (or impossible) to sell or positions difficult to close out at a desirable time and price, and the Fund may be required to hold an investment that is declining in value or be prevented from realizing capital gains.

Lower-Rated Fixed Income Securities Risk Lower-rated securities have speculative characteristics and involve greater volatility of price and yield, greater risk of loss of principal and interest, and generally reflect a greater possibility of an adverse change in financial condition that could affect an issuer’s ability to honor its obligations.

Management Risk The Fund relies on the manager’s ability to achieve its investment objectives. There can be no assurance that the Fund will achieve the desired results and the Fund may incur significant losses.

Market Risk The value of the Fund’s portfolio securities may decline, at times sharply and unpredictably, as a result of unfavorable market-induced changes affecting particular industries, sectors, or issuers. Stock market prices in general may decline over short or extended periods, subjecting the Fund to unpredictable declines in the value of its shares and poor performance. The Fund is subject to risks affecting issuers, such as management performance, financial leverage, industry problems and reduced demand for goods or services.

Mortgage and Asset Backed Securities Risk Investments in mortgage- and asset-backed securities

–  156  –

subject the Fund to interest rate risk, extension risk, and prepayment risk, among other risks.

Over-the-Counter (“OTC”) Risk OTC transactions involve risks in addition to those associated with transactions traded on exchanges. The values of OTC stocks may be more volatile than exchange-listed stocks, and the Fund may be subject to liquidity risk, which may cause the Fund to experience difficulty in purchasing or selling these securities at a fair price. The Fund will be subject to the credit risk of its counterparty to an OTC transaction.

Preferred Stock Risk Preferred stocks are subject to the risks associated with other types of equity securities, as well as additional risks, such as potentially greater volatility and risks related to deferral, non-cumulative dividends, subordination, liquidity, limited voting rights, and special redemption rights.

Risk of Investment in Other Funds or Pools The Fund is indirectly exposed to all of the risks of the underlying funds in which it invests, including the risk that the underlying funds will not perform as expected. The Fund indirectly pays a portion of the expenses incurred by the underlying funds.

Securities Loans and Repurchase Agreement Risk A Fund may lend portfolio securities to broker-dealers, and may enter into repurchase agreements. These transactions must be fully collateralized at all times, but involve some risk to a Fund if the other party should default on its obligation and the Fund is delayed or prevented from recovering the collateral.

U.S. Government Securities Risk Obligations of certain U.S. government agencies and instrumentalities are not backed by the full faith and credit of the U.S. government, and there can be no assurance that the U.S. government would provide financial support to such agencies and unit instrumentalities.

Valuation Risk The Fund is subject to the risk of mispricing or improper valuation of its investments, in particular to the extent that its securities are fair valued.

Value Company Risk The value investment approach entails the risk that the market will not recognize a security’s intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

Performance Information

This Fund began operations April 1, 2010, and therefore has no performance history. There will be risks of investing in the Fund because the returns can be expected to vary from year to year. Because the Fund is new, there is no table which shows how the Fund’s returns have deviated from the broad market.

MANAGEMENT

Investment Adviser: Massachusetts Mutual Life Insurance Company (“MassMutual”)

Portfolio Managers:

Bruce Picard Jr. is an Investment Consultant for the MassMutual Retirement Services Investment Services Group at MassMutual. He has managed the Fund since its inception.

Michael C. Eldredge is Vice President for the MassMutual Retirement Services Investment Services Group at MassMutual. He has managed the Fund since its inception.

Frederick Schulitz is an Investment Consultant for the MassMutual Retirement Services Investment Services Group at MassMutual. He has managed the Fund since its inception.

PURCHASE AND SALE OF FUND SHARES

Shares of the Fund are generally available to retirement plans, other institutional investors and individual retirement accounts. Fund shares are redeemable on any business day by written request, telephone or internet (if available).

DISTRIBUTIONS AND TAXES

Dividends and capital gain distributions received from the Fund are subject to federal income taxes and may also be subject to state and local taxes, unless you are an investor eligible for preferential tax treatment.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary, the intermediary may receive a one-time or continuing payments from the Fund, MassMutual or its affiliates, or others for the sale of Fund shares or continuing shareholder services provided by the intermediary. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary to recommend the Fund over another investment. You should contact your intermediary to find out more information about the compensation it may receive in connection with your investment.

–  157  –

MassMutual Select Destination Retirement 2050 Fund

INVESTMENT OBJECTIVE

The Fund seeks to achieve as high a total rate of return on an annual basis as is considered consistent with prudent investment risk and the preservation of capital.

FEES AND EXPENSES OF THE FUND

These tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. For Class A shares, you may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in MassMutual funds. More information about these and other discounts is available in the section titled Sales Charges by Class in the Fund’s Prospectus or from your financial professional.

Shareholder Fees (fees paid directly from your investment)

	Class S	Class Y	Class L	Class A	Class N
Maximum Sales Charge (Load) on purchases (as a % of offering price)	None	None	None	5.75%	None
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	None	None	None	None	1.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class S	Class Y	Class L	Class A	Class N
Management Fees	.05%	.05%	.05%	.05%	.05%
Distribution and Service (Rule 12b-1) Fees	None	None	None	.25%	.50%
Other Expenses	.55%	.60%	.70%	.70%	.75%
Acquired Fund Fees and Expenses(1)	.83%	.83%	.83%	.83%	.83%
Total Annual Fund Operating Expenses(2)	1.43%	1.48%	1.58%	1.83%	2.13%
Expense Reimbursement	(.50%)	(.50%)	(.50%)	(.50%)	(.50%)
Total Annual Fund Operating Expenses after Expense Reimbursement(3)(4)	.93%	.98%	1.08%	1.33%	1.63%
(1)	Acquired Fund fees and expenses represent approximate expenses borne indirectly by the Fund in its most recent fiscal year through investments in other pooled investment vehicles. The amount of Acquired Fund fees and expenses may change in the coming year due to a number of factors including, among others, a change in allocation of the Fund’s investments among other pooled investment vehicles.
(2)	Because Total Annual Fund Operating Expenses include Acquired Fund fees and expenses, they may not correspond to the ratios of expenses to average daily net assets shown in the “Financial Highlights” tables in the Prospectus, which reflect the operating expenses of the Fund and do not include Acquired Fund fees and expenses.
(3)	The expenses in the above table reflect a written agreement by MassMutual to cap the fees and expenses of the Fund (other than extraordinary litigation and legal expenses, or other non-recurring or unusual expenses such as, for example, organizational expenses and shareholder meeting expenses), excluding Acquired Fund fees and expenses, through March 31, 2011 to the extent that Total Annual Fund Operating Expenses after Expense Reimbursement would otherwise exceed .10%, .15%, .25%, .50% and .80% for classes S, Y, L, A and N, respectively. The Total Annual Fund Operating Expenses after Expense Reimbursement shown in the above table may exceed these amounts, because, as noted in the previous sentence certain fees and expenses are excluded from the cap. The agreement can only be terminated by mutual consent of the Trust on behalf of the Fund and MassMutual.
(4)	Employee benefit plans which invest in the Fund through MassMutual separate investment accounts may pay additional charges under their group annuity contract or services agreement. Investors who purchase shares directly from the Fund may also be subject to charges imposed in their administrative services or other agreement with MassMutual or MassMutual affiliate. None of these charges are deducted from Fund assets.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in each share class of the Fund for the time periods indicated and then, except as indicated, redeem all of your shares at the end of those periods. For Class A shares, the example includes the initial sales charge. The example also assumes that your investment earns a 5% return each year and that the Fund’s operating expenses are exactly as described in the preceding table. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class S	$95	$403	$734	$1,670
Class Y	$100	$419	$760	$1,726
Class L	$110	$450	$813	$1,836
Class A	$703	$1,072	$1,465	$2,561
Class N	$269	$619	$1,098	$2,423
Class N (no redemption)	$166	$619	$1,098	$2,423

–  158  –

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the examples, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was [    ]% of the average value of its portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategies

The Fund is a “fund of funds” and seeks to achieve its investment objective by investing in a combination of domestic and international mutual funds sponsored by MassMutual or its affiliates (“Underlying Funds”) using an asset allocation strategy designed for investors expecting to retire around the year 2050. Underlying Funds can include MassMutual Select Funds, MassMutual Premier Funds (which are advised by MassMutual) and Oppenheimer Funds (advised by OppenheimerFunds, Inc.). The Underlying Funds may invest in various asset classes, including equity securities, fixed income securities, and money market instruments and alternative strategies (e.g. commodities).

The Fund is designed for an investor who plans to withdraw the value of the investor’s account in the Fund gradually after an assumed retirement date around 2050. The Fund’s assets are allocated among Underlying Funds according to an asset allocation strategy that becomes increasingly conservative until it reaches approximately 50% in equity and similar funds and 50% in fixed income funds, including money market funds, in 2050, and approximately 35% in equity and similar funds and 65% in fixed income funds, including money market funds, approximately fifteen years after that.

The table below shows the Fund’s approximate allocation, as of March [    ], 2010, among various asset classes and Underlying Funds in which the Fund invests 5% or more of its assets. Other Underlying Funds in which the Fund invests are listed under “Additional Information Regarding Investment Objectives and Principal Investment Strategies” in the Fund’s Prospectus. MassMutual intends to manage the Fund according to its target asset allocation strategy, and does not intend to trade actively among Underlying Funds or to attempt to capture short-term market opportunities as a primary activity. MassMutual may modify the target asset allocation strategy or the selection of Underlying Funds from time to time, and may invest in other Underlying Funds, including Underlying Funds that may be created in the future. At any given time, the Fund’s asset allocation may be affected by a variety of factors (such as, for example, whether an Underlying Fund is accepting additional investments).

Equity	[93.7	]%
—Domestic Equity

—International Equity

Fixed Income & Short Term/Money Market	[4.9	]%

Other	[1.5	]%

Through its investments in Underlying Funds, the Fund may be exposed to a wide range of securities and other instruments with differing characteristics (such as credit quality, duration, geography, industry and market capitalization), including, but not limited to, equity securities of small-, mid-, or large-capitalization U.S. or non-U.S. issuers, fixed income securities of U.S. or non-U.S. private or governmental issuers (including high yield issuers (“junk bonds”)), inflation-protected securities, and short-term investments of any kind. An Underlying Fund may be permitted to use a wide variety of exchange-traded and over-the-counter derivatives, such as options (including swaptions and interest rate caps and floors), futures contracts, and swap contracts (including credit default swaps, total return swaps, interest rate and currency swaps), for hedging purposes or as a substitute for investing directly in securities. The Fund will bear a pro rata share of the Underlying Funds’ expenses. The Fund also bears all of the risks associated with the investment strategies used by the Underlying Funds.

The following chart illustrates the Fund’s approximate target asset allocation among equity, fixed income and certain other asset classes as of the date of this Prospectus. The Fund’s target asset allocation may differ from this illustration. MassMutual periodically reviews the target asset

–  159  –

allocation and underlying investment options and may, at any time, change the target asset allocation or deem it appropriate to deviate from the target asset allocation. The chart below is presented only as an illustration of how the process of re-allocation occurs as the Fund approaches its target date.

Principal Risks

An investment in this Fund is not guaranteed, and you may experience losses, including losses near, at, or after the target date. There is no guarantee that the Fund will provide adequate income at and through your retirement.

Cash Position Risk The ability of the Fund to meet its objectives may be limited to the extent that it holds assets in cash or otherwise uninvested.

Convertible Securities Risk Convertible securities are subject to the risks of both debt securities and equity securities. The values of convertible securities tend to decline as interest rates rise and, due to the conversion feature, tend to vary with fluctuations in the market value of the underlying common or preferred stock.

Credit Risk The Fund is subject to the risk that an issuer or counterparty will be unable or unwilling to honor its obligations.

Derivatives Risk; Futures Contract Risk Derivatives involve risks different from, and potentially greater than, direct investments, including risks of imperfect correlation between the value of derivatives and underlying assets, counterparty default, potential losses that partially or completely offset gains, and illiquidity. Derivatives can create investment leverage and be highly volatile. Derivatives may result in losses greater than the amount invested.

Fixed Income Securities Risk The values of fixed income securities typically will decline during periods of rising interest rates, and can also decline in response to changes in market, economic, industry, political, and regulatory conditions affecting a particular type of security or issuer or fixed income securities generally. Fixed income securities are subject to interest rate risk, extension risk, prepayment risk, and credit risk.

Foreign Investment Risk; Emerging Markets Risk; Currency Risk Foreign securities are subject to additional risks compared to securities of U.S. issuers, including international trade, currency, political, regulatory and diplomatic risks. In addition, fluctuations in currency exchange rates may adversely affect the values of foreign securities and the price of the Fund’s shares. Emerging markets securities are subject to greater risks than securities issued in developed foreign markets, including less liquidity, greater price volatility, higher relative rates of inflation, greater political and economic instability, and greater volatility in currency exchange rates.

Growth Company Risk The prices of growth securities are often more sensitive to market fluctuations because of their heavy dependence on future earnings expectations, and can be more volatile than the market in general.

Liquidity Risk Certain securities may be difficult (or impossible) to sell or positions difficult to close out at a desirable time and price, and the Fund may be required to hold an investment that is declining in value or be prevented from realizing capital gains.

Lower-Rated Fixed Income Securities Risk Lower-rated securities have speculative characteristics and involve greater volatility of price and yield, greater risk of loss of principal and interest, and generally reflect a greater possibility of an adverse change in financial condition that could affect an issuer’s ability to honor its obligations.

Management Risk The Fund relies on the manager’s ability to achieve its investment objectives. There can be no assurance that the Fund will achieve the desired results and the Fund may incur significant losses.

–  160  –

Market Risk The value of the Fund’s portfolio securities may decline, at times sharply and unpredictably, as a result of unfavorable market-induced changes affecting particular industries, sectors, or issuers. Stock market prices in general may decline over short or extended periods, subjecting the Fund to unpredictable declines in the value of its shares and poor performance. The Fund is subject to risks affecting issuers, such as management performance, financial leverage, industry problems and reduced demand for goods or services.

Mortgage and Asset Backed Securities Risk Investments in mortgage- and asset-backed securities subject the Fund to interest rate risk, extension risk, and prepayment risk, among other risks.

Over-the-Counter (“OTC”) Risk OTC transactions involve risks in addition to those associated with transactions traded on exchanges. The values of OTC stocks may be more volatile than exchange-listed stocks, and the Fund may be subject to liquidity risk, which may cause the Fund to experience difficulty in purchasing or selling these securities at a fair price. The Fund will be subject to the credit risk of its counterparty to an OTC transaction.

Preferred Stock Risk Preferred stocks are subject to the risks associated with other types of equity securities, as well as additional risks, such as potentially greater volatility and risks related to deferral, non-cumulative dividends, subordination, liquidity, limited voting rights, and special redemption rights.

Risk of Investment in Other Funds or Pools The Fund is indirectly exposed to all of the risks of the underlying funds in which it invests, including the risk that the underlying funds will not perform as expected. The Fund indirectly pays a portion of the expenses incurred by the underlying funds.

Securities Loans and Repurchase Agreement Risk A Fund may lend portfolio securities to broker-dealers, and may enter into repurchase agreements. These transactions must be fully collateralized at all times, but involve some risk to a Fund if the other party should default on its obligation and the Fund is delayed or prevented from recovering the collateral.

U.S. Government Securities Risk Obligations of certain U.S. government agencies and instrumentalities are not backed by the full faith and credit of the U.S. government, and there can be no assurance that the U.S. government would provide financial support to such agencies and unit instrumentalities.

Valuation Risk The Fund is subject to the risk of mispricing or improper valuation of its investments, in particular to the extent that its securities are fair valued.

Value Company Risk The value investment approach entails the risk that the market will not recognize a security’s intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

Performance Information

The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance from year to year for Class S shares. The table shows how the Fund’s average annual returns for 1 year, and since inception, compare with those of a broad measure of market performance. Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges. If these amounts were reflected, returns would be less than those shown. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. More up-to-date performance information is available at http://www.massmutual.com/retire or by calling 1-888-309-3539.

Annual Performance

Class S Shares

Highest Quarter:	2Q ’08,	-	1.33%	Lowest Quarter:	4Q ’08,	-	23.08%

–  161  –

Average Annual Total Returns

(for the periods ended December 31, 2009)

		One Year	Since Inception (12/17/07)
Class S	Return Before Taxes	-39.30%	-37.85%
	Return After Taxes on Distributions	-39.68%	-38.23%
	Return After Taxes on Distributions and Sale of Fund Shares	-25.29%	-32.22%
Class Y	Return Before Taxes	-39.31%	-37.86%
Class L	Return Before Taxes	-39.36%	-37.92%
Class A(1)	Return Before Taxes	-43.00%	-41.50%
Class N(1)	Return Before Taxes	-40.28%	-38.82%
S&P 500® Index(2)		-37.00%	-37.00%	(4)
Barclays Capital U.S. Aggregate Bond Index(2)		5.24%	5.24%	(4)
Lipper Balanced Fund Index(2)		-26.18%	-26.18%	(4)
Custom Destination 2050 Index(2)(3)		-36.75%	-36.75%	(4)
(1)	Performance for Class A and Class N shares of the Fund reflects any applicable sales charge.
(2)	Reflects no deduction for fees, expenses or taxes.
(3)

The Custom Destination 2050 Index comprises the MSCI® EAFE® and Dow Jones Wilshire 5000 (full cap) Indexes. The weightings of each index can vary depending on the weightings of the underlying mutual funds composing the Destination Retirement 2050 Fund.

(4)	From 01/02/08.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class S only. After-tax returns for other classes will vary.

MANAGEMENT

Investment Adviser: Massachusetts Mutual Life Insurance Company (“MassMutual”)

Portfolio Managers:

Bruce Picard Jr. is an Investment Consultant for the MassMutual Retirement Services Investment Services Group at MassMutual. He has managed the Fund since [            ].

Michael C. Eldredge is Vice President for the MassMutual Retirement Services Investment Services Group at MassMutual. He has managed the Fund since [            ].

Frederick Schulitz is an Investment Consultant for the MassMutual Retirement Services Investment Services Group at MassMutual. He has managed the Fund since [            ].

PURCHASE AND SALE OF FUND SHARES

Shares of the Fund are generally available to retirement plans, other institutional investors and individual retirement accounts. Fund shares are redeemable on any business day by written request, telephone or internet (if available).

DISTRIBUTIONS AND TAXES

Dividends and capital gain distributions received from the Fund are subject to federal income taxes and may also be subject to state and local taxes, unless you are an investor eligible for preferential tax treatment.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary, the intermediary may receive a one-time or continuing payments from the Fund, MassMutual or its affiliates, or others for the sale of Fund shares or continuing shareholder services provided by the intermediary. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary to recommend the Fund over another investment. You should contact your intermediary to find out more information about the compensation it may receive in connection with your investment.

–  162  –

[THIS PAGE INTENTIONALLY LEFT BLANK]

Additional Information Regarding Investment Objectives and Principal Investment Strategies

Changes to Investment Objectives and Strategies.  Each Fund’s investment objective and strategies are non-fundamental and may be changed by the Board of Trustees (the “Trustees”) without shareholder approval.

Note Regarding Percentage Limitations.  All percentage limitations on investments in this Prospectus will apply at the time of investment, and will not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of the investment. (As a result, the actual investments making up a Fund’s portfolio may not at a particular time comport with any such limitation due to increases or decreases in the values of securities held by the Fund.) With respect to a Fund whose name suggests that the Fund focuses its investments in a particular type of investment or investments, or in investments in a particular industry or group of industries, and that has adopted a policy under Rule 35d-1 under the Investment Company Act of 1940, as amended (the “1940 Act”), such Fund’s policy to invest at least 80% of its net assets in certain investments may be changed by the Trustees upon at least 60 days’ prior written notice to shareholders. References in the discussion of these Funds’ investment policies to 80% of a Fund’s net assets refer to that percentage of the aggregate of the Fund’s net assets and the amount, if any, of borrowings by the Fund for investment purposes.

Credit Ratings.  Security ratings are determined at the time of investment based on ratings published by nationally recognized statistical ratings organizations; if a security is not rated, it will be deemed to have the same rating as a security determined by the investment adviser or subadviser to be of comparable quality. If a security is rated by more than one nationally recognized statistical ratings organization, the highest rating is used. The Fund may retain any security whose rating has been downgraded after purchase.

Temporary Defensive Positions.  At times, a Fund’s investment adviser or subadviser may determine that market conditions make pursuing a Fund’s basic investment strategy inconsistent with the best interests of its shareholders. At such times, the investment adviser or subadviser may (but will not necessarily), without notice, temporarily use alternative strategies primarily designed to reduce fluctuations in the values of a Fund’s assets. In implementing these defensive strategies, a Fund may hold assets without limit in cash and cash equivalents and in other investments that the investment adviser or subadviser believes to be consistent with the Fund’s best interests. If such a temporary defensive strategy is implemented, a Fund may not achieve its investment objective.

Portfolio Turnover.  Changes are made in a Fund’s portfolio whenever the investment adviser or subadviser believes such changes are desirable. Portfolio turnover rates are generally not a factor in making buy and sell decisions. A high portfolio turnover rate will result in higher costs from brokerage commissions, dealer-mark-ups, bid-ask spreads, and other transaction costs and may also result in a higher percentage of short-term capital gains and a lower percentage of long-term capital gains as compared to a fund that trades less frequently (short term capital gains generally receive less favorable tax treatment in the hands of shareholders than do long-term capital gains). Such costs are not reflected in the Funds’ Total Annual Fund Operating Expenses set forth in the fee tables but do have the effect of reducing a Fund’s investment return.

Other Investments.  A Fund may hold investments that are not included in its principal investment strategies. Many of these investments are described in the Statement of Additional Information (“SAI”). A Fund also may choose not to invest in certain securities described in this Prospectus and in the SAI, even though it has the ability to do so.

Risk of Substantial Redemptions.  If substantial numbers of shares in a Fund were to be redeemed at the same time or at approximately the same time, the Fund might be required to liquidate a significant portion of its investment portfolio quickly to meet the redemptions. A Fund might be forced to sell portfolio securities at prices or at times when it would otherwise not have sold them, resulting in a reduction in the Fund’s net asset value (“NAV”) per share; in addition, a substantial reduction in the size of a Fund may make it difficult for the investment adviser or subadviser to execute its investment program successfully for the Fund for a period following the

–  164  –

redemptions. Similarly, the prices of the portfolio securities of a Fund might be adversely affected if one or more other investment accounts managed by the investment adviser or subadviser in an investment style similar to that of the Fund were to experience substantial redemptions and those accounts were required to sell portfolio securities quickly or at an inopportune time.

Destination Retirement Funds.  MassMutual invests each Destination Retirement Fund’s assets in a combination of domestic and international Underlying Funds. The Destination Retirement Funds differ primarily due to their asset allocations among these fund types. The target asset allocation strategy for each Destination Retirement Fund is designed to provide an approach to asset allocation that is neither overly aggressive nor overly conservative for the Fund’s retirement date.

MassMutual allocates the assets of each Destination Retirement Fund with a target retirement date (Destination Retirement 2010, Destination Retirement 2015, Destination Retirement 2020, Destination Retirement 2025, Destination Retirement 2030, Destination Retirement 2035, Destination Retirement 2040, Destination Retirement 2045, and Destination Retirement 2050) among Underlying Funds according to an asset allocation strategy that becomes increasingly conservative over time. Each Fund’s name refers to the approximate retirement year of the investors for whom the Fund’s asset allocation strategy is designed. For example, Destination Retirement 2050, which is designed for investors planning to retire around the year 2050, currently has an aggressive target asset allocation (relative to the other Destination Retirement Funds), with a substantial portion of its assets invested in equity funds and a modest portion of its assets invested in fixed income funds. By contrast, Destination Retirement 2010 currently has a more conservative target asset allocation, with a little more than half of its assets invested in equity funds and a significant portion of its assets invested in fixed income and money market funds.

Destination Retirement Income is designed for investors in their retirement years. MassMutual allocates the Fund’s assets according to a target asset allocation that emphasizes fixed income and money market funds but also includes a smaller allocation to equity and certain other funds.

When the target asset allocation of another Destination Retirement Fund matches Destination Retirement Income’s target asset allocation (approximately fifteen years after the Fund’s retirement date), it is expected that the Fund will be combined with Destination Retirement Income and the Fund’s shareholders will become shareholders of Destination Retirement Income. This may be done without a vote of shareholders if the Trust’s Board of Trustees determines at the time of the proposed combination that combining the Funds is in the best interests of the Funds and their shareholders. The objectives and policies stated above are non-fundamental and therefore may be changed by the Board of Trustees of the Trust without the consent of shareholders. Shareholders of each Destination Retirement Fund with a target retirement date will be notified in writing prior to its combination with the Destination Retirement Income Fund.

MassMutual intends to manage each Destination Retirement Fund according to its target asset allocation strategy, and does not intend to trade actively among Underlying Funds or to attempt to capture short-term market opportunities as a primary activity. MassMutual may modify the target asset allocation strategy or the selection of Underlying Funds for any Destination Retirement Fund from time to time, and may invest in other Underlying Funds, including Underlying Funds that may be created in the future.

Each Destination Retirement Fund will bear a pro rata share of its Underlying Funds’ expenses. Each Destination Retirement Fund also bears all of the risks associated with the investment strategies used by its Underlying Funds.

–  165  –

The following table lists each Destination Retirement Fund’s approximate asset allocation among equity, fixed income & short term/money market and certain other funds as of March [    ], 2010. The table also lists the approximate asset allocation, as of March [    ], 2010, to certain Underlying Funds in which a Destination Retirement Fund currently invests 5% or more. Other Underlying Funds in which the Destination Retirement Funds currently invest are listed below the table. MassMutual may change these percentages at any time and may invest in any other Underlying Funds, including any Underlying Funds that may be created in the future.

Investment Option Categories	Destination Retirement Income		Destination Retirement 2010		Destination Retirement 2015		Destination Retirement 2020		Destination Retirement 2025		Destination Retirement 2030		Destination Retirement 2035		Destination Retirement 2040		Destination Retirement 2045		Destination Retirement 2050

Equity	[31.8	]%	[53.2	]%	[64.4	]%	[78.3	]%	[84.4	]%	[88.4	]%	[88.7	]%	[92.4	]%	[93.5	]%	[93.7	]%
Domestic Equity
Select Fundamental Value (Wellington Management)	[	]%	[	]%	[	]%	[	]%	[	]%	[	]%	[	]%	[	]%	[	]%	[	]%
Select Blue Chip Growth (T. Rowe Price)	[	]%	[	]%	[	]%	[	]%	[	]%	[	]%	[	]%	[	]%	[	]%	[	]%
Premier Enhanced Index Growth (Babson Capital)	[	]%	[	]%	[	]%	[	]%	[	]%	[	]%	[	]%	[	]%	[	]%	[	]%
Premier Enhanced Index Value (Babson Capital)	[	]%	[	]%	[	]%	[	]%	[	]%	[	]%	[	]%	[	]%	[	]%	[	]%
Premier Main Street Small Cap (OFI Institutional)	[	]%	[	]%	[	]%	[	]%	[	]%	[	]%	[	]%	[	]%	[	]%	[	]%
Select Large Cap Growth (Rainier)	[	]%	[	]%	[	]%	[	]%	[	]%	[	]%	[	]%	[	]%	[	]%	[	]%
Select Diversified Value (Brandywine Global/Loomis Sayles)	[	]%	[	]%	[	]%	[	]%	[	]%	[	]%	[	]%	[	]%	[	]%	[	]%

International Equity
Select Overseas (AllianceBernstein/ MFS/Harris)	[	]%	[	]%	[	]%	[	]%	[	]%	[	]%	[	]%	[	]%	[	]%	[	]%
Select Diversified International (AllianceBernstein)	[	]%	[	]%	[	]%	[	]%	[	]%	[	]%	[	]%	[	]%	[	]%	[	]%

Fixed Income & Short Term/Money Market	[66.5	]%	[45.4	]%	[34.3	]%	[20.4	]%	[14.3	]%	[10.3	]%	[10.0	]%	[6.2	]%	[5.0	]%	[4.9	]%
Premier Short-Duration Bond (Babson Capital)	[	]%	[	]%	[	]%	[	]%	[	]%	[	]%	[	]%	[	]%	[	]%	[	]%
Premier Diversified Bond (Babson Capital)	[	]%	[	]%	[	]%	[	]%	[	]%	[	]%	[	]%	[	]%	[	]%	[	]%
Premier Inflation-Protected and Income (Babson Capital)	[	]%	[	]%	[	]%	[	]%	[	]%	[	]%	[	]%	[	]%	[	]%	[	]%
Premier Core Bond (Babson Capital)	[	]%	[	]%	[	]%	[	]%	[	]%	[	]%	[	]%	[	]%	[	]%	[	]%
Premier International Bond (Baring)	[	]%	[	]%	[	]%	[	]%	[	]%	[	]%	[	]%	[	]%	[	]%	[	]%

Other	[1.7	]%	[1.4	]%	[1.3	]%	[1.3	]%	[1.3	]%	[1.3	]%	[1.3	]%	[1.4	]%	[1.5	]%	[1.5	]%

Note: the allocation percentages have been rounded to one decimal place. The allocation among equity, fixed income & short term/money market and certain other funds may therefore not equal 100%.

Other Underlying Funds in which the Destination Retirement Funds currently invest include: Select Aggressive Growth (Sands Capital/DMC), Select Mid-Cap Value (Cooke & Bieler/Systematic), Select Mid Cap Growth Equity II (T. Rowe Price), Premier Capital Appreciation (OFI), Select Large Cap Value (Davis), Select Focused Value (Harris), Select Mid Cap Growth Equity (Wellington/Turner), Select Small Company Value (Federated Clover/T. Rowe Price/Earnest Partners), Select Small Company Growth (The Boston Company/Eagle), Select Small Cap Value Equity (Wellington Management/Barrow Hanley), Select Emerging Growth (Essex/Insight Capital), Select Small Cap Growth Equity (Wellington Management/Waddell & Reed), Premier Discovery Value (OFI Institutional), Premier Value

–  166  –

The following chart illustrates each Destination Retirement Fund’s approximate target asset allocation among equity, fixed income and certain other asset classes as of the date of this Prospectus. The Destination Retirement Funds’ target asset allocations may differ from this illustration. MassMutual periodically reviews the target asset allocations and underlying investment options and may, at any time, change the target asset allocations or deem it appropriate to deviate from the target asset allocations. The chart below is presented only as an illustration of how the process of re-allocation occurs as each Fund approaches its target date.

Destination Retirement Target Asset Allocation

–  167  –

Disclosure of Portfolio Holdings

A description of the Funds’ policies and procedures with respect to the disclosure of each Fund’s portfolio securities is available in the Funds’ SAI.

Summary of Principal Risks

The Funds, by themselves, generally are not intended to provide a complete investment program. Investment in the Funds is intended to serve as part of a diversified portfolio of investments. An investment in a Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The value of your investment in a Fund changes with the values of the investments in a Fund’s portfolio. Many things can affect those values. Factors that may have an important or significant effect on a particular Fund’s portfolio as a whole are called “Principal Risks.” These Principal Risks are summarized in this section. All Funds could be subject to additional risks. Although the Funds strive to reach their stated goals, they cannot offer guaranteed results. You have the potential to make money in these Funds, but you can also lose money. For purposes of each of the Destination Retirement Funds, except as otherwise stated, references in this section to “the Funds” or “a Fund” may relate to the Fund, one or more Underlying Funds, or both.

The SAI contains further information about the Funds, their investments and their related risks.

•	Cash Position Risk

A Fund may hold any portion of its assets in cash or cash equivalents at any time or for an extended time. A Fund’s investment adviser or subadviser will determine the amount of the Fund’s assets to be held in cash or cash equivalents at its sole discretion, based on such factors as it may consider appropriate under the circumstances. The portion of a Fund’s assets invested in cash and cash equivalents may at times exceed 25% of the Funds’ net assets. To the extent a Fund holds assets in cash and otherwise uninvested, the ability of the Fund to meet its objective may be limited.

•	Commodities-Related Investments Risk

Exposure to the commodities markets may subject a Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative investments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or sectors affecting a particular industry or commodity, such as drought, floods, weather, embargoes, tariffs and international economic, political and regulatory developments.

•	Convertible Securities Risk

Convertible securities are debt securities that may be converted at either a stated price or stated rate into shares of common or preferred stock, and so are subject to the risks of investments in both debt securities and equity securities. Due to the conversion feature, convertible debt securities generally yield less than non-convertible securities of similar credit quality and maturity. The values of convertible securities tend to decline as interest rates rise. In addition, because of the conversion feature, the market values of convertible securities tend to vary with fluctuations in the market values of the underlying preferred and common stocks. A Fund’s investment in convertible securities may at times include securities that have a mandatory conversion feature, pursuant to which the securities convert automatically into stock at a specified date and conversion ratio, or that are convertible at the option of the issuer. When conversion is not at the option of the holder, a Fund may be required to convert the security into the underlying stock even at times when the value of the underlying common stock has declined substantially or it would otherwise be disadvantageous to do so.

•	Corporate Loans Risk

The corporate loans in which a Fund invests are subject to the risk of loss of principal and income. Although borrowers frequently provide collateral to secure repayment of these obligations they do not always do so. If they do provide collateral, the value of the collateral may

–  168  –

not completely cover the borrower’s obligations at the time of a default. If a borrower files for protection from its creditors under the U.S. bankruptcy laws, these laws may limit the Fund’s rights to its collateral. In addition, the value of collateral may erode during a bankruptcy case. In the event of a bankruptcy, the holder of a corporate loan may not recover its principal, may experience a long delay in recovering its investment and may not receive interest during the delay. In addition, the trading market for certain corporate loans may be less developed than the secondary market for bonds and notes and the Fund may experience difficulties in selling its corporate loans.

•	Credit Risk

This is the risk that the issuer or the guarantor of a debt security, or the counterparty to a derivatives contract, repurchase agreement, or reverse repurchase agreement, or securities loan or other over-the-counter transaction, will be, or will be perceived to be, unable or unwilling to make timely principal, interest, and/or settlement payments, or otherwise to honor its obligations. It is possible that the ability of an issuer to meet its obligations will decline substantially during the period when the Fund owns securities of that issuer, or that the issuer will default on its obligations. An actual or perceived deterioration in the ability of an issuer to meet its obligations will likely have an adverse effect on the value of the issuer’s securities. Credit risk is particularly significant for Funds to the extent they invest in below investment grade securities. Credit risk is also generally greater for investments issued at less than their face values and required to make interest payments only at maturity rather than at intervals during the life of the investment. Credit rating agencies base their ratings largely on the issuer’s historical financial condition and the rating agencies’ investment analysis at the time of rating. The rating assigned to any particular investment does not necessarily reflect the issuer’s current financial condition, and does not reflect an assessment of an investment’s volatility or liquidity. Although investment grade investments generally have lower credit risk than investments rated below investment grade, they may share some of the risks of lower-rated investments, including the possibility that the issuers may be unable to make timely payments of interest and principal and thus default.

•	Currency Risk

Because foreign securities normally are denominated and traded in foreign currencies, the value of a Fund’s assets may be affected favorably or unfavorably by currency exchange rates, currency exchange control regulations, foreign withholding taxes, and restrictions or prohibitions on the repatriation of foreign currencies. A Fund may, but will not necessarily, engage in foreign currency transactions in order to protect against fluctuations in the value of holdings denominated in or exposed to other currencies, or, for certain Funds, to generate additional returns by buying currencies in excess of underlying equities when opportunities arise. Those currencies can decline in value relative to the U.S. dollar, or, in the case of hedging positions, the U.S. dollar can decline in value relative to the currency hedged. A Fund’s investment in foreign currencies may increase the amount of ordinary income recognized by the Fund.

Officials in foreign countries may from time to time take actions in respect of their currencies which could significantly affect the value of a Fund’s assets denominated in those currencies or the liquidity of such investments. For example, a foreign government may unilaterally devalue its currency against other currencies, which would typically have the effect of reducing the U.S. dollar value of investments denominated in that currency. A foreign government may also limit the convertibility or repatriation of its currency or assets denominated in its currency, which would adversely affect the U.S. dollar value and liquidity of investments denominated in that currency. In addition, although at times most of a Fund’s income may be received or realized in these currencies, the Fund will be required to compute and distribute its income in U.S. dollars. As a result, if the exchange rate for any such currency declines after the Fund’s income has been earned and translated into U.S. dollars but before payment to shareholders, the Fund could be required to liquidate portfolio securities to make such distributions. Similarly, if a Fund incurs an expense in U.S. dollars and the exchange rate declines before the expense is paid, the Fund would have to convert a greater amount of U.S. dollars to pay for the expense at that time than it would have had to convert at the time the Fund incurred the expense.

–  169  –

•	Derivatives Risk

Derivatives are financial contracts whose values depend upon, or are derived from, the value of an underlying asset, reference rate or index. Derivatives may relate to stocks, bonds, interest rates, currencies, credit exposures, currency exchange rates, commodities, related indexes or other assets. The use of derivative instruments may involve risks different from, or greater than, the risks associated with investing directly in securities and other more traditional investments. Derivatives are subject to a number of potential risks described in this Prospectus, including market risk, credit risk, management risk, liquidity risk, and leveraging risk. Derivative products are highly specialized instruments that may require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument or index but also of the derivative itself, often without the benefit of observing the performance of the derivative under all possible market conditions. (For example, successful use of a credit default swap may require, among other things, an understanding of both the credit of the company to which it relates and of the way the swap is likely to respond to changes in various market conditions and to factors specifically affecting the company.) The use of derivatives involves the risk that a loss may be sustained as a result of the failure of another party to the contract (typically referred to as a “counterparty”) to make required payments or otherwise to comply with the contract’s terms. Derivative transactions can create investment leverage and may be highly volatile. When a Fund uses a derivative instrument, it could lose more than the principal amount invested. Since the values of derivatives are calculated and derived from the values of other assets, reference rates, or indexes, there is greater risk that derivatives will be improperly valued. Derivatives also involve the risk that changes in the value of a derivative may not correlate perfectly with the relevant assets, rates, or indexes they are designed to hedge or to track closely, and the risk that a derivative transaction may not have the effect the Fund’s investment adviser or subadviser anticipated. Also, suitable derivative transactions may not be available in all circumstances, and there can be no assurance that a Fund will engage in these transactions when that would be beneficial. A liquid secondary market may not always exist for the Fund’s derivative positions at any time. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous price or at all. Use of derivatives may increase the amount of taxes payable by shareholders. Although the use of derivatives is intended to enhance a Fund’s performance, it may instead reduce returns and increase volatility.

•

Futures Contract Risk. A Fund may enter into futures contracts, in which the Fund agrees to buy or sell certain financial instruments or index units or other assets on a specified future date at a specified price or level of interest rate. A Fund may also enter into contracts for the purchase or sale for future delivery of foreign currencies. If a Fund’s investment adviser or subadviser misjudges the direction of interest rates, markets, or foreign exchange rates, a Fund’s overall performance could suffer. The risk of loss could be far greater than the investment made because a futures contract requires only a small deposit to take a large position. A small change in a financial futures contract could have a substantial impact on a Fund, favorable or unfavorable.

•	Emerging Markets Risk

Investing in emerging market securities poses risks different from, and/or greater than, risks of investing in domestic securities or in the securities of foreign, developed countries. These risks may include, for example, smaller market-capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales, and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or the creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by a Fund.

–  170  –

Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries. Although many of the emerging market securities in which a Fund may invest are traded on securities exchanges, they may trade in limited volume, and the exchanges may not provide all of the conveniences or protections provided by securities exchanges in more developed markets.

Additional risks of emerging market securities may include greater social, economic, and political uncertainty and instability; more substantial governmental involvement in the economy; less governmental supervision and regulation; unavailability of currency hedging techniques; companies that are newly organized and small; differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems. In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause a Fund to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or be delayed in disposing of a portfolio security.

•	Fixed Income Securities Risk

The values of debt securities change in response to interest rate changes. In general, as interest rates rise, the value of a debt security is likely to fall. This risk is generally greater for obligations with longer maturities or for debt securities that do not pay current interest (such as zero-coupon securities). Debt securities with floating interest rates can be less sensitive to interest rate changes, although, to the extent a Fund’s income is based on short-term interest rates that fluctuate over short periods of time, income received by the Fund may decrease as a result of a decline in interest rates. In response to an interest rate decline, debt securities that provide the issuer with the right to call or redeem the security prior to maturity may be called or redeemed, which may result in the Fund having to reinvest proceeds in other investments at a lower interest rate. The value of a debt security also depends on the issuer’s credit quality or ability to pay principal and interest when due. The value of a debt security is likely to fall if an issuer or the guarantor of a security is unable or unwilling (or is perceived to be unable or unwilling) to make timely principal and/or interest payments or otherwise to honor its obligations or if the debt security’s rating is downgraded by a credit rating agency. The value of a debt security can also decline in response to changes in market, economic, industry, political, and regulatory conditions that affect a particular type of debt security or issuer or debt securities generally.

•

Extension Risk. During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected principal payments. This may lock in a below-market interest rate, increase the security’s duration, and reduce the value of the security.

•

Prepayment Risk. Prepayment risk is the risk that principal of a debt obligation will be repaid at a faster rate than anticipated. In such a case, a Fund may lose the benefit of a favorable interest rate for the remainder of the term of the security in question, and may only be able to reinvest the amount of the prepayment at a less favorable rate.

•

Interest Rate Risk. The values of bonds and other debt instruments usually rise and fall in response to changes in interest rates. Declining interest rates generally increase the values of existing debt instruments, and rising interest rates generally reduce the value of existing debt instruments. Interest rate risk is generally greater for investments with longer durations or maturities. Some investments give the issuer the option to call or redeem an investment before its maturity date. If an issuer calls or redeems an investment during a time of declining interest rates, a Fund might have to reinvest the proceeds in an investment offering a lower yield, and therefore might not benefit from any increase in value as a result of declining interest rates.

•	Foreign Investment Risk

Investments in foreign securities entail a variety of risks. Funds investing in foreign securities and instruments may experience more rapid and extreme changes in value than funds that invest solely in U.S. companies. There may be a possibility of nationalization or expropriation of assets, confiscatory taxation, political or financial

–  171  –

instability, and diplomatic developments that could affect the value of a Fund’s investments in certain foreign countries. In addition, there may be less information publicly available about a foreign issuer than about a U.S. issuer, and foreign issuers are not generally subject to accounting, auditing, and financial reporting standards and practices comparable to those in the United States. The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable U.S. issuers. Foreign brokerage commissions and other fees are also generally higher than in the United States. Foreign settlement procedures and trade regulations may involve certain risks (such as delay in payment or delivery of securities or in the recovery of a Fund’s assets held abroad) and expenses not present in the settlement of domestic investments.

In addition, legal remedies available to investors in certain foreign countries may be more limited than those available to investors in the United States or in other foreign countries. The willingness and ability of foreign governmental entities to pay principal and interest on government securities depends on various economic factors, including the issuer’s balance of payments, overall debt level, and cash-flow considerations related to the availability of tax or other revenues to satisfy the issuer’s obligations. If a foreign governmental entity defaults on its obligations on the securities, a Fund may have limited recourse available to it. The laws of some foreign countries may limit a Fund’s ability to invest in securities of certain issuers located in those countries. Special tax considerations apply to a Fund’s investments in foreign securities. In addition, a Fund’s investments in foreign securities or foreign currencies may increase or accelerate the Fund’s recognition of ordinary income and may affect the timing or character of the Fund’s distributions.

Some Funds may also invest in foreign securities known as depositary receipts, in the form of ADRs, EDRs, GDRs, or other similar securities. An ADR is a U.S. dollar-denominated security issued by a U.S. bank or trust company that represents, and may be converted into, a foreign security. An EDR or a GDR is similar but is issued by a non-U.S. bank. Depositary receipts are subject to the same risks as direct investment in foreign securities. Depositary receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. Funds may invest in both sponsored and unsponsored depositary receipts. Unsponsored depositary receipts are organized independently and without the cooperation of the issuer of the underlying securities. As a result, available information concerning the issuers may not be as current for unsponsored depositary receipts and the prices of unsponsored depositary receipts may be more volatile than if such instruments were sponsored by the issuer.

•	Geographic Focus Risk

When a Fund invests a relatively large percentage of its assets in issuers located in a single country, a small number of countries, or a particular geographic region, the Fund’s performance could be closely tied to the market, currency, economic, political, or regulatory conditions and developments in those countries or that region, and could be more volatile than the performance of more geographically diversified funds.

•	Growth Company Risk

Growth company securities tend to be more volatile in terms of price swings and trading volume than many other types of equity securities. Growth companies, especially technology related companies, have seen dramatic rises and falls in stock valuations. Funds that invest in growth companies are subject to the risk that the market may deem these companies’ stock prices over-valued, which could cause steep and/or volatile price swings. Also, since investors buy these stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines.

•	Indexing Risk

There are several reasons index why an index Fund’s performance may not track the performance of the relevant index exactly. For example, the return on the securities and other investments selected by the investment adviser or subadviser may not correlate precisely with the return on the index. The Fund incurs a number of operating expenses not applicable to the index, and incurs costs in buying and selling

–  172  –

securities. A Fund may not be fully invested at times, either as a result of cash flows into the Fund or reserves of cash held by the Fund to meet redemptions. The return on the sample of securities purchased by the investment adviser or subadviser, or futures or other derivative positions taken by the investment adviser or subadviser, to replicate the performance of the index may not correlate precisely with the return on the index.

•	Initial Public Offerings (“IPOs”) Risk

A Fund may purchase securities of companies in IPOs, which frequently are smaller companies. Such securities have no trading history, and information about these companies may be available for very limited periods. The prices of securities sold in IPOs also can be highly volatile. Under certain market conditions, very few companies, if any, may determine to make IPOs of their securities. At any particular time or from time to time a Fund may not be able to invest in securities issued in IPOs or invest to the extent desired, because, for example, only a small portion (if any) of the securities being offered in an IPO may be made available to the Fund. The investment performance of a Fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when the Fund is able to do so.

•	Leveraging Risk

The use of leverage has the potential to increase returns to shareholders, but also involves additional risks. A Fund may create leverage by borrowing money (through traditional borrowings or by means of so-called reverse repurchase agreements); certain transactions, including, for example, when-issued, delayed-delivery and forward commitment purchases, loans of portfolio securities, repurchase agreements (or reverse repurchase agreements), and the use of some derivatives, can also result in leverage. Leverage will increase the volatility of the Fund’s investment portfolio and could result in larger losses than if it were not used. If there is a net decrease (or increase) in the value of a Fund’s investment portfolio, any leverage will decrease (or increase) the NAV per share to a greater extent than if the Fund were not leveraged. The use of leverage is considered to be a speculative investment practice and may result in losses to a Fund. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment.

•	Liquidity Risk

Liquidity risk is the risk that particular investments may be difficult to sell or terminate at favorable prices or times. The ability of a Fund to dispose of such illiquid positions at advantageous prices may be greatly limited, and a Fund may have to continue to hold such positions during periods when the investment adviser or subadviser otherwise would have sold them. Some securities held by a Fund may be restricted as to resale, and there is often no ready market for such securities. In addition, a Fund, by itself or together with other accounts managed by the investment adviser or subadviser, may hold a position in a security that is large relative to the typical trading volume for that security, which can make it difficult for the Fund to dispose of the position at an advantageous time or price. Market values for illiquid securities may not be readily available, and there can be no assurance that any fair value assigned to an illiquid security at any time will accurately reflect the price a Fund might receive upon the sale of that security. It is possible that, during periods of extreme market volatility or unusually high and unanticipated levels of redemptions, a Fund may be forced to sell large amounts of securities or terminate outstanding transactions more quickly than it normally would in the ordinary course of business. In such a case, the sale proceeds received by a Fund may be substantially less than if the Fund had been able to sell the securities or terminate the transactions in more orderly transactions, and the sale price may be substantially lower than the price previously used by the Fund to value the securities for purposes of determining the Fund’s NAV.

•	Loan Participation Risk

A participation interest is a fractional interest in a loan, issued by a lender or other financial institution. The lender selling the participation interest remains the legal owner of the loan. Where the Fund is a participant in a loan, it does not have any direct claim on the loan, and in the event of the borrower’s insolvency or default, the Fund, as a participant, would be a creditor of the lender and not of the borrower.

–  173  –

•	Lower-Rated Fixed Income Securities Risk

Lower-rated fixed income securities, which are also known as “junk bonds,” and comparable unrated securities in which a Fund may invest, have speculative characteristics. The lower ratings of these securities reflect a greater possibility that adverse changes in the financial condition of the issuer or in general economic conditions, or both, or an unanticipated rise in interest rates, may impair the ability of the issuer to make payments of interest and principal. Lower rated fixed income securities involve greater volatility of price and yield, and greater risk of loss of principal and interest, and generally reflect a greater possibility of an adverse change in financial condition which would affect the ability of the issuer to make payments of principal and interest. Some lower-rated fixed income securities are issued in connection with management buy-outs and other highly leveraged transactions, and may entail substantial risk of delays in payments of principal or interest or of defaults. The inability (or perceived inability) of issuers to make timely payment of interest and principal would likely make the values of securities held by the Fund more volatile and could limit the Fund’s ability to sell its securities at prices approximating the values the Fund has placed on such securities. In the absence of a liquid trading market for securities held by it, a Fund at times may be unable to establish the fair value of such securities. To the extent a Fund invests in securities in the lower rating categories, the achievement of the Fund’s goals is more dependent on the Fund investment adviser’s or subadviser’s investment analysis than would be the case if the Fund was investing in securities in the higher rating categories. Securities that are rated CCC or below by Standard & Poor’s or Caa or below by Moody’s Investors Service, Inc. are generally regarded by the rating agencies as having extremely poor prospects of ever attaining any real investment standing.

•	Management Risk

Each Fund is subject to management risk because it relies on the investment adviser’s and/or subadviser’s abilities to achieve it investment objective. A Fund’s investment adviser or subadviser manages the Fund based on its assessment of economic, financial, and market factors and its investment judgment. The investment adviser or subadviser may fail to ascertain properly the appropriate mix of securities for any particular economic cycle. A Fund’s investment adviser or subadviser applies its investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that they will produce the desired result. Management risk includes the risk that poor security selection will cause a Fund to underperform relative to other funds with similar investment objectives, or that the timing of movements from one type of security to another could have a negative effect on the overall investment performance of the Fund.

•	Market Risk

The values of a Fund’s portfolio securities may decline, at times sharply and unpredictably, as a result of unfavorable broad market developments, which may affect securities markets generally or particular industries, sectors, or issuers. The values of a Fund’s investments may decline as a result of a number of such factors, including actual or perceived changes in general economic and market conditions, changes in interest rates, currency rates, or other rates of exchange, and changes in economic and competitive industry conditions. The possibility that security prices in general will decline over short or even extended periods subjects a Fund to unpredictable declines in the value of its shares, as well as potentially extended periods of poor performance.

•

Equity Markets Risk. Although stocks may outperform other asset classes over the long term, their prices tend to fluctuate more dramatically over the shorter term. These movements may result from factors affecting individual companies, or from broader influences like changes in interest rates, market conditions, investor confidence or announcements of economic, political or financial information. While potentially offering greater opportunities for capital growth than larger, more established companies, the stocks of smaller companies may be particularly volatile, especially during periods of economic uncertainty. These companies may face less certain growth prospects, or depend heavily on a limited line of products and services or the efforts of a small number of key management personnel.

–  174  –

•	Mortgage and Asset-Backed Securities Risk

Mortgage-backed securities, including collateralized mortgage obligations and certain stripped mortgage-backed securities represent a participation in, or are secured by, mortgage loans. Asset-backed securities are structured like mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as motor vehicle installment sales or installment loan contracts, leases of various types of real and personal property and receivables from credit card agreements.

Traditional debt investments typically pay a fixed rate of interest until maturity, when the entire principal amount is due. By contrast, payments on mortgage-backed and many asset-backed investments typically include both interest and partial payment of principal. Principal may also be prepaid voluntarily, or as a result of refinancing or foreclosure. The Fund may have to invest the proceeds from prepaid investments in other investments with less attractive terms and yields. As a result, these securities may have less potential for capital appreciation during periods of declining interest rates than other securities of comparable maturities, although they may have a similar risk of decline in market value during periods of rising interest rates. Because the prepayment rate generally declines as interest rates rise, an increase in interest rates will likely increase the duration, and thus the volatility, of mortgage-backed and asset-backed securities. In addition to interest rate risk (as described under “Interest Rate Risk”), investments in mortgage-backed securities composed of subprime mortgages may be subject to a higher degree of credit risk, valuation risk and liquidity risk (as described under “Credit Risk” and under “Valuation Risk” and “Liquidity Risk”). Duration is a measure of the expected life of a fixed income security that is used to determine the sensitivity of the security’s price to changes in interest rates. Unlike the maturity of a fixed income security, which measures only the time until final payment is due, duration takes into account the time until all payments of interest and principal on a security are expected to be made, including how these payments are affected by prepayments and by changes in interest rates.

The types of mortgages underlying securities held by the Fund may differ and may be affected differently by market factors. For example, the Fund’s investments in residential mortgage-backed securities will likely be affected significantly by factors affecting residential real estate markets and mortgages generally; similarly, investments in commercial mortgage-backed securities will likely be affected significantly by factors affecting commercial real estate markets and mortgages generally.

The ability of an issuer of asset-backed securities to enforce its security interest in the underlying assets may be limited. Some mortgage-backed and asset-backed investments receive only the interest portion (“IOs”) or the principal portion (“POs”) of payments on the underlying assets. The yields and values of these investments are extremely sensitive to changes in interest rates and in the rate of principal payments on the underlying assets. IOs tend to decrease in value if interest rates decline and rates of repayment (including prepayment) on the underlying mortgages or assets increase; it is possible that the Fund may lose the entire amount of its investment in an IO due to a decrease in interest rates. Conversely, POs tend to decrease in value if interest rates rise and rates of repayment decrease. Moreover, the market for IOs and POs may be volatile and limited, which may make them difficult for the Fund to buy or sell.

The Fund may gain investment exposure to mortgage-backed and asset-backed investments by entering into agreements with financial institutions to buy the investments at a fixed price at a future date. The Fund may or may not take delivery of the investments at the termination date of such an agreement, but will nonetheless be exposed to changes in value of the underlying investments during the term of the agreement.

•	Non-Diversification Risk

A “non-diversified” mutual fund may purchase larger positions in a smaller number of issuers than may a diversified mutual fund. Therefore, an increase or decrease in the value of the securities of a single issuer may have a greater impact on the Fund’s NAV.

–  175  –

•	Over-the-Counter Risk

Securities traded in over-the-counter markets may trade in smaller volumes, and their prices may be more volatile, than securities principally traded on securities exchanges. Such securities may be less liquid than more widely traded securities. In addition, the prices of such securities may include an undisclosed dealer markup, which a Fund pays as part of the purchase price. Transactions effected in the over-the-counter markets are not backed by the credit of an exchange or clearing house, and are subject to the risk that a Fund’s counterparty will not perform its obligations to the Fund.

•	Preferred Stock Risk

Like other equity securities, preferred stock is subject to the risk that its value may decrease based on actual or perceived changes in the business or financial condition of the issuer. In addition, if interest rates rise, the dividends on preferred stocks may be less attractive, causing the prices of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions or call/redemption provisions that can negatively affect its value when interest rates decline. In addition, in the event of liquidation of a corporation’s assets, the rights of preferred stock generally are subordinate to the rights associated with a corporation’s debt securities.

•	Real Estate Investment Trust Risk

An investment in a REIT may be subject to risks similar to those associated with direct ownership of real estate, including losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes and operating expenses. In addition, an investment in a REIT is subject to additional risks, such as poor performance by the manager of the REIT, adverse changes to the tax laws or failure by the REIT to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the “Code”), and to the risk of general declines in stock prices. In addition, some REITs have limited diversification because they invest in a limited number of properties, a narrow geographic area, or a single type of property. A “mortgage” REIT that invests most or all of its assets in mortgages will be subject to many of the risks described above in respect of mortgage-backed securities. Also, the organizational documents of a REIT may contain provisions that make changes in control of the REIT difficult and time-consuming. As a shareholder in a REIT a Fund, and indirectly the Fund’s shareholders, would bear its ratable share of the REIT’s expenses and would at the same time continue to pay its own fees and expenses.

•	Risk of Investment in other Funds or Pools

A Fund may invest in other investment companies or pooled vehicles, including closed-end funds, trusts, and exchange-traded funds (ETFs), that are advised by the Fund’s investment adviser or subadviser or its affiliates or by unaffiliated parties, to the extent permitted by applicable law. As a shareholder in an investment company, the Fund, and indirectly that Fund’s shareholders, would bear its ratable share of the investment company’s expenses, including advisory and administrative fees, and would at the same time continue to pay its own fees and expenses. Where an investment company or pooled investment vehicle offers multiple classes of shares or interests, a Fund will seek to invest in the class with the lowest expenses to the Fund, although there is no guarantee that it will be able to do so. The underlying funds may change their investment objectives or policies without the approval of a Fund. If an underlying fund were to change its investment objective or policies, a Fund may be forced to withdraw its investment from the underlying fund at a disadvantageous time. To the extent that a Fund invests a significant portion of its assets in an underlying fund, it will be particularly sensitive to the risks associated with that underlying fund. Underlying funds that are “non-diversified” because they may invest a significant portion of their assets in a relatively small number of issuers may have more risk because changes in the value of a single security or the impact of a single economic, political, or regulatory occurrence may have a greater adverse impact on the underlying fund’s NAV.

In managing the Fund, the Fund’s investment adviser or subadviser will have authority to select and substitute underlying funds. The Fund’s investment adviser or subadviser may be

–  176  –

subject to a potential conflict of interest in determining whether to invest in an underlying fund managed by the investment adviser or subadviser or an affiliate, or in a pool managed by an unaffiliated manager, and may have an economic or other incentive to select the pool managed by it or its affiliate over another pool that may be more appropriate for the Fund. A Fund’s investment adviser or subadviser may be subject to potential conflicts of interest in selecting underlying funds because the fees paid to them by some underlying funds may be higher than the fees paid to them by the Fund or by other funds available for investment by the Fund. A Fund’s investment adviser or subadviser or an affiliate may receive fees from underlying funds which they advise or subadvise, in addition to fees paid to the investment adviser or subadviser by the Fund, and therefore may have an incentive to invest the Fund’s assets in such funds. Similarly, the investment adviser or subadviser have a financial incentive to invest the Fund’s assets in affiliated underlying funds with higher fees than other affiliated and unaffiliated funds available for investment by the Fund. Furthermore, the investment adviser or subadviser may have an incentive to take into account the effect on an underlying fund in which a Fund may invest in determining whether, and under what circumstances, to purchase or sell interests in the pool; the interests of the underlying fund or pool may or may not be consistent with those of the Fund.

•	Securities Loans and Repurchase Agreement Risk

A Fund may lend portfolio securities to broker-dealers, and may enter into repurchase agreements. These transactions must be fully collateralized at all times, but involve some risk to a Fund if the other party should default on its obligation and the Fund is delayed or prevented from recovering the collateral. A Fund may enter into securities loans and repurchase agreements as a non-principal investment strategy, as a way to recognize additional current income on securities that it owns.

•	Select Cayman Fund Risk.

By investing in the Select Cayman Fund, the Global Allocation Fund will be indirectly exposed to the risks associated with the Select Cayman Fund’s investments. The commodity- related instruments held by the Select Cayman Fund will generally be subject to the risks of commodities-related investments described above. The Select Cayman Fund will not be registered under the 1940 Act, and will not be subject to all the investor protections of the 1940 Act. However, the Global Allocation Fund will wholly own and control the Select Cayman Fund, and the Global Allocation Fund and the Select Cayman Fund will both be subadvised by BlackRock. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Global Allocation Fund and/or the Select Cayman Fund to operate as described in this Prospectus and the SAI and could adversely affect the Global Allocation Fund. For example, the Cayman Islands does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Select Cayman Fund. If Cayman Islands law changes such that the Select Cayman Fund must pay Cayman Islands taxes, Global Allocation Fund shareholders would likely suffer decreased investment returns.

•	Smaller and Mid-Cap Company Risk

Smaller companies may have limited product lines, markets, or financial resources or they may depend on a few key employees. Such companies may have been recently organized and have little or no track record of success. Also, a Fund’s investment adviser or subadviser may not have had an opportunity to evaluate such newer companies’ performance in adverse or fluctuating market conditions. Market risk and liquidity risk are particularly pronounced for stocks of smaller companies. The securities of smaller companies may trade less frequently and in smaller volume than more widely held securities. The prices of these securities may fluctuate more sharply than those of other securities, and a Fund may experience some difficulty in establishing or closing out positions in these securities at prevailing market prices. There may be less publicly available information about the issuers of these securities or less market interest in such securities than in the case of larger companies, both of which can cause significant price volatility. Some securities of smaller issuers may be illiquid or may be restricted as to resale. Although mid-cap companies are larger than smaller companies, they may be subject to many of the same risks.

–  177  –

•	U.S. Government Securities Risk

U.S. Government securities include a variety of securities that differ in their interest rates, maturities, and dates of issue. While securities issued or guaranteed by some agencies or instrumentalities of the U.S. Government (such as the Government National Mortgage Association) are supported by the full faith and credit of the United States, securities issued or guaranteed by certain other agencies or instrumentalities of the U.S. Government (such as Federal Home Loan Banks) are supported by the right of the issuer to borrow from the U.S. Government, and securities issued or guaranteed by certain other agencies and instrumentalities of the U.S. Government (such as Fannie Mae and Freddie Mac) are supported only by the credit of the issuer itself. Although Fannie Mae and Freddie Mac are now under conservatorship by the Federal Housing Finance Agency, and are benefiting from a liquidity backstop of the U.S. Treasury, no assurance can be given that these initiatives will be successful. Investments in these securities are also subject to interest rate risk, prepayment risk, extension risk, and the risk that the value of the securities will fluctuate in response to political, market, or economic developments.

•	Valuation Risk

Due to the nature of some Fund’s investments and the market environment, a portion of a Fund’s assets may be valued at fair value pursuant to guidelines established by the Trustees. A Fund’s assets may be valued using prices provided by a pricing service or, alternatively, a broker-dealer or other market intermediary (sometimes just one broker-dealer or other market intermediary) when other reliable pricing sources may not be available. To the extent a Fund relies on a pricing service to value some or all of its portfolio securities, it is possible that the pricing information provided by the service will not reflect the actual price the Fund would receive upon sale of a security. In addition, to the extent a Fund sells a security at a price lower than the price it has been using to value the security, its NAV will be adversely affected. If a Fund has overvalued securities it holds, you may pay too much for the Fund’s shares when you buy into the Fund. If a Fund underestimates the price of its portfolio securities, you may not receive the full market value for your Fund shares when you sell.

•	Value Company Risk

A Fund may purchase some equity securities at prices below what the investment adviser or subadviser believes to be their fundamental value. The Funds bear the risk that the price of these securities may not increase to reflect what the investment adviser or subadviser believes to be their fundamental value or that the investment adviser or subadviser may have overestimated their fundamental value or that it may take a substantial period of time to realize that value.

–  178  –

Management of the Funds

Investment Adviser

Massachusetts Mutual Life Insurance Company (“MassMutual”) located at 1295 State Street, Springfield, Massachusetts 01111, is the Funds’ investment adviser and is responsible for providing all necessary investment management and administrative services. Founded in 1851, MassMutual is a mutual life insurance company that provides a broad range of insurance, money management, retirement and asset accumulation products and services for individuals and businesses. As of December 31, 2009, MassMutual, together with its subsidiaries, had assets under management of approximately $[363] billion.

In 2009, each Fund paid MassMutual an investment management fee based on a percentage of each Fund’s average daily net assets as follows: .55% for the Strategic Bond Fund; .60% for the Strategic Balanced Fund; .80% for the Global Allocation Fund; .50% for the Diversified Value Fund; .65% for the Fundamental Value Fund; .70% for the Value Equity Fund; .65% for the Large Cap Value Fund; .10% for the Indexed Equity Fund; .70% for the Core Opportunities Fund; .61% for the Blue Chip Growth Fund; .65% for the Large Cap Growth Fund; .73% for the Aggressive Growth Fund; .15% for the NASDAQ-100 Fund; .69% for the Focused Value Fund; .70% for the Mid-Cap Value Fund; .75% for the Small Cap Value Equity Fund; .85% for the Small Company Value Fund; .70% for the Mid Cap Growth Equity Fund; .75% for the Mid Cap Growth Equity II Fund; .82% for the Small Cap Growth Equity Fund; .85% for the Small Company Growth Fund; .79% for the Emerging Growth Fund; .90% for the Diversified International Fund; 1.00% for the Overseas Fund; and .05% for each of the Destination Retirement Funds.

Each of the Destination Retirement 2015 Fund, Destination Retirement 2025 Fund, Destination Retirement 2035 Fund and Destination Retirement 2045 Fund will pay MassMutual an investment management fee based on a percentage of its average daily net assets as follows: .05% of the first $500 million of average daily net assets, .025% on the next $500 million of average daily net assets and .00% on assets in excess of $1 billion.

A discussion regarding the basis for the Trustees approving any investment advisory contract of the Funds is either available in the Funds’ semiannual report to shareholders dated June 30, 2009 or will be available in the Funds’ semiannual report to shareholders dated June 30, 2010.

Each Fund also pays MassMutual an administrative and shareholder service fee at an annual rate based on a percentage of daily net assets for the applicable class of shares. The fee ranges for each share class of the Funds are .0100% to .3744% for Class S shares; .0459% to .4744% for Class Y shares; .1459% to .6244% for Class L and Class A shares; .1959% to .6744% for Class N shares; and .0855% for Class Z shares of the Indexed Equity Fund.

MassMutual, as each Destination Retirement Fund’s investment adviser, administers the asset allocation program for each Destination Retirement Fund. This function is performed by MassMutual’s Retirement Services Asset Allocation Committee, led by Bruce Picard Jr., CFA. Mr. Picard joined MassMutual in 2005 as an Investment Consultant for the MassMutual Retirement Services Investment Services Group. Prior to joining MassMutual, Mr. Picard was a Vice President at Loomis, Sayles & Co. LP, where he worked in various positions covering research, portfolio analysis and product development for the company’s Specialty Growth and mutual fund units. In addition to Mr. Picard, the regular members of MassMutual’s Retirement Services Asset Allocation Committee include Michael Eldredge, CFA and Frederick (Rick) Schulitz. Mr. Eldredge joined MassMutual in 2008 as Vice President for the MassMutual Retirement Services Investment Services Group. He leads a team of investment professionals who conduct money manager research for the MassMutual Investment Program. Prior to joining MassMutual, Mr. Eldredge was a Vice President at ING US Financial Services, where he worked in various positions covering investment due diligence and fund analysis for the company’s Fund Strategy and Due Diligence unit. Mr. Schulitz joined MassMutual in 2006 as an Investment Consultant for the MassMutual Retirement Services Investment Services Group. Prior to joining MassMutual, Mr. Schulitz held Director positions at Prudential Retirement and ING, covering retirement and investment marketing, communications and strategic alliances.

The MassMutual Retirement Services Investment Services Group is also responsible for determining the allocation of portfolio assets and/or cash flows among subadvisers for those Funds with multiple subadvisers.

–  179  –

Subadvisers and Portfolio Managers

MassMutual contracts with the following subadvisers to help manage the Funds:

AllianceBernstein L.P. (“AllianceBernstein”) located at 1345 Avenue of the Americas, New York, New York 10105, manages the investments of the Diversified International Fund and a portion of the portfolio of the Overseas Fund. AllianceBernstein is a limited partnership, the majority ownership interests in which are held by its affiliates: AllianceBernstein Holding L.P., a publicly traded partnership; and AXA Financial, Inc. (“AXA Financial”) together with certain wholly-owned subsidiaries of AXA Financial. AXA Financial is a wholly-owned subsidiary of AXA. As of December 31, 2009, AllianceBernstein managed approximately $[462] billion in assets.

Sharon E. Fay

is a portfolio manager of the Diversified International Fund and a portion of the Overseas Fund, which are managed on a team basis. Ms. Fay, a Chartered Financial Analyst, is an Executive Vice President of AllianceBernstein and a member of the firm’s Executive Committee, a group of senior business leaders responsible for managing the firm, enacting key strategic initiatives and allocating resources. She was named Head of Bernstein Value Equities in 2009, while continuing to chair the Global Value Investment Policy Group as CIO for Global Value Equities. Ms. Fay served as CIO for Global Value Equities, overseeing the portfolio management and research activities related to cross-border and non-U.S. value investment portfolios from 2003 to 2008. From 1999 to 2006, she was CIO for European and UK Value Equities, serving as Co-CIO from 2003-2006 after being named CIO for Global Value Equities in 2003. Between 1997 and 1999, Ms. Fay was CIO for Canadian Value Equities. Prior to that, she had been a Senior Portfolio Manager of International Value Equities since 1995. Ms. Fay joined the firm in 1990 as a Research Analyst.

Kevin F. Simms

is a portfolio manager of the Diversified International Fund and a portion of the Overseas Fund, which are managed on a team basis. Mr. Simms was named Co-CIO for International Value Equities in 2003, which he has assumed in addition to his role as Director of Research for Global and International Value Equities, a position he has held since 1999. Between 1998 and 2000, Mr. Simms served as Director of Research for Emerging Markets Value Equities. He joined Bernstein in 1992 as a Research Analyst, and his industry coverage over the next six years included financial services, telecommunications and utilities.

Henry S. D’Auria

is a portfolio manager of the Diversified International Fund and a portion of the Overseas Fund, which are managed on a team basis. Mr. D’Auria, a Chartered Financial Analyst, was named Co-CIO for International Value Equities in 2003, adding to his responsibilities as CIO for Emerging Markets Value Equities, which he assumed in 2002. Mr. D’Auria was one of the chief architects of Bernstein’s global research department, which he managed from 1998 through 2002. Over the years, he has also served as Director of Research for Small Cap Value Equities and Director of Research for Emerging Markets Value Equities. Mr. D’Auria joined the firm in 1991 as a Research Analyst covering consumer and natural-gas companies, and he later covered the financial services industry.

Joseph G. Paul

is a portfolio manager of the Diversified International Fund and a portion of the Overseas Fund, which are managed on a team basis. In 2009, Mr. Paul was appointed Co-CIO of U.S. Large Cap Value Equities, CIO of North American Value Equities and Global Head of Diversified Value Services, responsible for product design research for diversified value services. Previously, he was CIO – Advanced Value Fund (1999-2009), CIO – Small and Mid-Cap Value (2002-2008), and Co-CIO – Real Estate Investments (2004-2008). Additionally, he was the Director of Research for the Advanced Value Fund, a U.S. long/short equity hedge fund, for two years. In this role, he was instrumental in the genesis of the Advanced Value leveraged hedge fund. Mr. Paul joined Bernstein in 1987 as a research analyst covering the automotive industry. He was named to the Institutional Investor All-America Research Team every year from 1991 through 1996. Before joining Bernstein, Mr. Paul worked at General Motors in marketing and product planning.

–  180  –

Eric J. Franco

is a portfolio manager of the Diversified International Fund and a portion of the Overseas Fund, which are managed on a team basis. Mr. Franco, a Chartered Financial Analyst, joined the firm in 1998 as a Senior Portfolio Manager for International and Global Value Equities. Prior to joining Bernstein, he was an actuary in the consulting practice at Kwasha Lipton for 16 years, working with large multinationals on the design and funding of pension and other employee benefits plans.

Barrow, Hanley, Mewhinney & Strauss, Inc. (“Barrow Hanley”), located at JPMorgan Chase Tower, 2200 Ross Avenue, 31st Floor, Dallas, Texas 75201, manages a portion of the Small Cap Value Equity Fund. Barrow Hanley is a subsidiary of Old Mutual Asset Management (U.S.) LLC, which is a subsidiary of Old Mutual plc, an international financial services group based in London, comprised of approximately 20 independent asset management firms. As of December 31, 2009, Barrow Hanley had approximately $[44.6] billion in assets under management.

Barrow Hanley replaced SSgA Funds Management, Inc. as a co-subadviser of the Small Cap Value Equity Fund on October 5, 2009.

James S. McClure

is a portfolio manager for the Small Cap Value Equity Fund. Mr. McClure, a Chartered Financial Analyst, has been a principal at Barrow Hanley since 1995. Prior to joining Barrow Hanley, Mr. McClure was employed by Goldman Sachs Asset Management as a vice president and senior portfolio manager, managing the Capital Growth Fund, as well as separate accounts. During his 37-year investment career, he has served as the Chief Investment Officer, and then President and Chief Operating Officer at National Securities and Research Corporation. He also served as the Chief Investment Officer and executive vice president at Oppenheimer & Co., Inc. He managed mutual funds at American Capital Management and Research and was initially a securities analyst at American National Insurance Company.

John P. Harloe

is a portfolio manager for the Small Cap Value Equity Fund. Mr. Harloe, a Chartered Financial Analyst, has been a principal at Barrow Hanley since 1995. Prior to joining Barrow Hanley, Mr. Harloe was employed by Sterling Capital Management, where he served as a vice president and equity portfolio manager/analyst for nine years. During the remainder of his 33-year investment career, Mr. Harloe worked with James S. McClure at American National Insurance Company, American Capital Management and Research, and Oppenheimer & Co., Inc.

BlackRock Investment Management, LLC (“BlackRock”), located at 800 Scudders Mill Road, Plainsboro, New Jersey 08536, manages the investments of the Global Allocation Fund. BlackRock is an affiliate of BlackRock Advisors, LLC, which is an indirect, wholly owned subsidiary of BlackRock, Inc. BlackRock and its affiliates had approximately $[1.307] trillion in investment company and other portfolio assets under management as of December 31, 2009. The Global Allocation Fund is managed by a team of financial professionals. The following individuals are primarily responsible for the day to day management of the Fund.

Dennis W. Stattman

is jointly responsible for the day-to-day management of the Global Allocation Fund’s portfolio including setting the Fund’s overall investment strategy and overseeing the management of the Fund. Mr. Strattman has been a Managing Director of BlackRock, Inc. since 2006. Previously, he was a Managing Director of Merrill Lynch Investment Managers (“MLIM”) from 2000 to 2006 and a Portfolio Manager with BlackRock or MLIM since 1989.

Dan Chamby

is jointly responsible for the day-to-day management of the Global Allocation Fund’s portfolio. Mr. Chamby has been a Managing Director of BlackRock, Inc. since 2007. He was a Director of BlackRock, Inc. from 2006 to 2007 and previously was a Portfolio Manager with BlackRock or MLIM since 2003.

–  181  –

Romualdo Roldan

is jointly responsible for the day-to-day management of the Global Allocation Fund’s portfolio. Mr. Roldan has been a Managing Director of BlackRock, Inc. since 2008. He was a Director of BlackRock, Inc from 2006 to 2008 and previously was a Portfolio Manager with BlackRock or MLIM since 1998.

Brandywine Global Investment Management, LLC (“Brandywine Global”), located at 2929 Arch Street, 8th Floor, Philadelphia, Pennsylvania 19104, manages a portion of the portfolio of the Diversified Value Fund. Founded in 1986, Brandywine Global offers an array of equity, fixed income, and balanced portfolios that invest in U.S., international, and global markets. The firm is a wholly owned, independently operated subsidiary of Legg Mason, Inc., and is headquartered in Philadelphia with an office in San Francisco. Brandywine Global also operates two affiliated companies with offices in Singapore and London. As of December 31, 2009, Brandywine Global managed $[29] billion in assets.

Brandywine Global replaced AllianceBernstein L.P. as a co-subadviser of the Diversified Value Fund on January 11, 2010.

Joseph J. Kirby

is a portfolio manager of a portion of the Diversified Value Fund. Mr. Kirby is lead portfolio manager for Brandywine Global’s Diversified Large Cap Value Equity and the Diversified Large Cap 130/30 strategies. He serves as a portfolio manager and securities analyst on the Diversified Value Equity team. Mr. Kirby contributes to the quantitative and fundamental analysis of securities for the Diversified Value Equity portfolios by consistently applying Brandywine Global’s disciplined management exclusionary process. Since joining the firm and Diversified Team in 1995, he has been involved in each aspect of the portfolio process, including leading the trading efforts for all Diversified portfolios from 1997 through 2000. Prior to joining Brandywine Global, Mr. Kirby was with CoreStates Financial Corporation as an auditor (1992-1994).

Henry F. Otto

is a portfolio manager of a portion of the Diversified Value Fund. Mr. Otto, Managing Director & Portfolio Manager of Brandywine Global, is the founder and co-lead portfolio manager of Brandywine Global’s Diversified Value Equity strategies. Prior to joining Brandywine Global in 1988, he was with Dimensional Fund Advisors, Inc., where he managed and traded small cap portfolios and developed computer systems to structure portfolios and analyze performance (1984-1987), and the Chicago Board of Trade as a financial economist developing financial-based futures and options (1982-1984). Mr. Otto is a member of the firm’s Executive Board.

Steven M. Tonkovich

is a portfolio manager of a portion of the Diversified Value Fund. Mr. Tonkovich, Managing Director & Portfolio Manager of Brandywine Global, is co-lead portfolio manager of the Diversified Value Equity strategies. He plays an integral role in the team’s continual refinement of the Diversified Value Equity investment process and the firm’s ongoing research into value investing. Prior to joining the firm in 1989, he was with the Wharton School of the University of Pennsylvania as a research analyst in the Finance Department (1987-1989); and the Moore School of Electrical Engineering of the University of Pennsylvania as a research assistant (1986-1987). Mr. Tonkovich is a member of the firm’s Executive Board.

Cooke & Bieler, L.P. (“Cooke & Bieler”), located at 1700 Market Street, Suite 3222, Philadelphia, Pennsylvania 19103, manages a portion of the portfolio of the Mid-Cap Value Fund. As of December 31, 2009, Cooke & Bieler had approximately $[3.9] billion in assets under management.

Michael M. Meyer

is a portfolio manager of a portion of the Mid-Cap Value Fund. Mr. Meyer, a Chartered Financial Analyst, began his career at Sterling Capital Management as an equity analyst and head equity trader. He joined Cooke & Bieler in 1993 where he is currently a Partner, Portfolio Manager and Research Analyst.

–  182  –

James R. Norris

is a portfolio manager of a portion of the Mid-Cap Value Fund. Mr. Norris spent nearly 10 years with Sterling Capital Management as Senior Vice President of Equity Portfolio Management. He joined Cooke & Bieler in 1998 where he is currently a Partner, Portfolio Manager and Research Analyst.

Kermit S. Eck

is a portfolio manager of a portion of the Mid-Cap Value Fund. Mr. Eck, a Chartered Financial Analyst, joined Cooke & Bieler in 1980 and left in 1984 to become Director of Product Marketing for Eczel Corp. From 1987 to 1992, he served as Executive Vice President of Keystone Natural Water. He rejoined Cooke & Bieler in 1992 and currently is a Partner, Portfolio Manager and Research Analyst.

Edward W. O’Connor

is a portfolio manager of a portion of the Mid-Cap Value Fund. Mr. O’Connor, a Chartered Financial Analyst, spent three years at Cambiar Investors in Denver, Colorado where he served as an equity analyst and portfolio manager and participated in Cambiar’s 2001 management buyout. He joined Cooke & Bieler in 2002 where he is currently a Partner, Portfolio Manager and Research Analyst.

R. James O’Neil

is a portfolio manager of a portion of the Mid-Cap Value Fund. Mr. O’Neil, a Chartered Financial Analyst, served as an Investment Officer in the Capital Markets Department at Mellon Bank beginning in 1984. He joined Cooke & Bieler in 1988 where he is currently a Partner, Portfolio Manager and Research Analyst.

Mehul Trivedi

is a portfolio manager of a portion of the Mid-Cap Value Fund. Mr. Trivedi, a Chartered Financial Analyst, was a fixed income analyst at Blackrock Financial Management and then a product manager at PNC Asset Management. He joined Cooke & Bieler in 1998 where he is currently a Partner, Portfolio Manager and Research Analyst.

Daren C. Heitman

is a portfolio manager of a portion of the Mid-Cap Value Fund. Mr, Heitman, a Chartered Financial Analyst, worked as an analyst and a portfolio manager at Skyline Asset Management from 1995 to 2000, when he joined Schneider Capital Management as a senior analyst until 2005. He joined Cooke & Bieler in 2005 where he is currently a Partner, Portfolio Manager and Research Analyst.

Davis Selected Advisers, L.P. (“Davis”), located at 2949 East Elvira Road, Suite 101, Tucson, Arizona 85756 manages the investments of the Large Cap Value Fund. As of December 31, 2009, Davis had approximately $[60] billion in assets under management.

Christopher C. Davis

is a portfolio manager of the Large Cap Value Fund. Mr. Davis serves as portfolio manager for a number of equity funds managed by Davis. Mr. Davis has served as a portfolio manager since 1995. Previously, Mr. Davis served as a research analyst at Davis beginning in 1989.

Kenneth C. Feinberg

is a portfolio manager of the Large Cap Value Fund. Mr. Feinberg serves as portfolio manager for a number of equity funds managed by Davis. Mr. Feinberg has served as a portfolio manager since 1998. Previously, Mr. Feinberg served as a research analyst at Davis, beginning in 1994.

Delaware Management Company (“DMC”), a series of Delaware Management Business Trust, located at 2005 Market Street, Philadelphia, Pennsylvania 19103, manages a portion of the portfolio of the Aggressive Growth Fund. DMC is an indirect, wholly-owned subsidiary of Delaware Management Holdings, Inc. (“Delaware Investments”). As of December 31, 2009, Delaware Investments had more than $[117.7] billion in assets under management.

–  183  –

Jeffrey S. Van Harte

is a portfolio manager of a portion of the Aggressive Growth Fund. Mr. Van Harte, a Chartered Financial Analyst, is a Senior Vice President and Chief Investment Officer – Focus Growth Equity. He joined Delaware Investments in April 2005 and is the chief investment officer for the firm’s Focus Growth Equity team, which is responsible for large-cap growth, all-cap growth and one smid-cap growth portfolio. Mr. Van Harte was most recently a principal and executive vice president at Transamerica Investment Management. He has been managing portfolios and separate accounts for more than [20] years. Before becoming a portfolio manager, Mr. Van Harte was a securities analyst and trader for Transamerica Investment Services, which he joined in 1980.

Christopher J. Bonavico

is a portfolio manager of a portion of the Aggressive Growth Fund. Mr. Bonavico, a Chartered Financial Analyst, is a Vice President, Senior Portfolio Manager and Equity Analyst. He joined Delaware Investments in April 2005 and is a senior portfolio manager on the firm’s Focus Growth Equity team, which is responsible for large-cap growth, all-cap growth and one smid-cap growth portfolio. Mr. Bonavico was most recently a principal and portfolio manager at Transamerica Investment Management, where he managed subadvised funds and institutional separate accounts. Before joining Transamerica in 1993, he was a research analyst for Salomon Brothers.

Christopher M. Ericksen

is a portfolio manager of a portion of the Aggressive Growth Fund. Mr. Ericksen, a Chartered Financial Analyst, is a Vice President, Portfolio Manager and Equity Analyst. He joined Delaware Investments in April 2005 as a portfolio manager on the firm’s Focus Growth Equity team, which is responsible for large- cap growth, all-cap growth and one smid-cap growth portfolio. Mr. Ericksen was most recently a portfolio manager at Transamerica Investment Management, where he also managed institutional separate accounts. Before joining Transamerica in 2004, he was a vice president at Goldman Sachs. During his 10 years there, he worked in investment banking as well as investment management.

Daniel J. Prislin

is a portfolio manager of a portion of the Aggressive Growth Fund. Mr. Prislin, a Chartered Financial Analyst, is a Vice President, Senior Portfolio Manager and Equity Analyst. He joined Delaware Investments in April 2005 as a senior portfolio manager on the firm’s Focus Growth Equity team, which is responsible for large-cap growth, all-cap growth and one smid-cap growth portfolio. Mr. Prislin was most recently a principal and portfolio manager at Transamerica Investment Management, where he also managed subadvised funds and institutional separate accounts. Prior to joining Transamerica in 1998, he was a portfolio manager with The Franklin Templeton Group.

Eagle Asset Management, Inc. (“Eagle”), located at 880 Carillon Parkway, St. Petersburg, Florida 33716, manages a portion of the portfolio of the Small Company Growth Fund. Eagle is a wholly-owned subsidiary of Raymond James Financial, Inc., a St. Petersburg, Florida-based financial services company. As of December 31, 2009, Eagle managed approximately $[17.6] billion in assets.

Bert L. Boksen

is a portfolio manager of a portion of the Small Company Growth Fund. Mr. Boksen is a Managing Director at Eagle and has over [30] years of investment experience. He has portfolio management responsibilities for all of Eagle’s small cap growth equity accounts. Prior to joining Eagle in 1995, Mr. Boksen was employed for 16 years by Raymond James & Associates, Inc. in its institutional research and sales department. While employed by Raymond James & Associates, Inc., Mr. Boksen served as co-head of Research, Chief Investment Officer and Chairman of the Raymond James & Associates, Inc. Focus List Committee. Mr. Boksen began his investing career as an analyst at Standard and Poor’s.

Eric Mintz

is a portfolio manager of a portion of the Small Company Growth Fund. Mr. Mintz, a Chartered Financial Analyst, has been an Assistant Portfolio Manager since 2008 and a Senior Research Analyst at Eagle since

–  184  –

2005. He assists Mr. Boksen in the responsibilities of managing the Fund and does not have individual discretion over the assets of the Fund. Previously, Mr. Mintz served as Vice President of equity research for the Oakmont Corporation from 1999 to 2005.

EARNEST Partners, LLC (“Earnest Partners”), located at 1180 Peachtree Street, Suite 2300, Atlanta, Georgia 30309, manages a portion of the portfolio of the Small Company Value Fund. Earnest Partners manages small-, mid- and large-cap equity investment products as well as fixed income products. As of December 31, 2009, Earnest Partners advised approximately $[14.2] billion in assets.

Paul E. Viera

is a portfolio manager of a portion of the Small Company Value Fund. Mr. Viera is the founder of Earnest Partners, an investment firm responsible for overseeing approximately $[14.2] billion. In 1993, he developed Return Pattern Recognition®, the investment methodology used to select equities at Earnest Partners. Previously, Mr. Viera was a Vice President at Bankers Trust in both New York and London. He later joined Invesco, where he became a Global Partner and senior member of its Investment Committee. Mr. Viera is a member of the Atlanta Society of Financial Analysts and has over [29] years of investment experience.

Essex Investment Management Company, LLC (“Essex”), located at 125 High Street, 29th Floor, Boston, Massachusetts 02110 and at 1603 Orrington Avenue, Suite 990, Evanston, Illinois 60201, manages a portion of the portfolio of the Emerging Growth Fund. Essex actively manages domestic growth equity portfolios for corporations, endowments, foundations, municipalities, public funds and private clients. Essex was established as a fundamental growth stock investment firm in 1976 and, since 1998, has been jointly owned by Essex’s employees and by Boston-based Affiliated Managers Group, Inc. As of December 31, 2009, Essex had approximately $[1.5] billion in assets under management.

Nancy B. Prial

is a portfolio manager of a portion of the Emerging Growth Fund. Ms. Prial, a Chartered Financial Analyst, is a Senior Principal of Essex and Portfolio Manager on the Essex Small/Micro Cap Growth and Small/Mid Cap Growth strategies. Prior to joining Essex in 2005, Ms. Prial spent six years at The Burridge Group, LLC as Vice President & Chief Investment Officer and four years at the Twentieth Century division of American Century Investors. She began her investment career in 1984 at Frontier Capital Management as a fundamental analyst and portfolio manager.

Federated Clover Investment Advisors (“Federated Clover”), a division of Federated Global Investment Management Corp., located at 400 Meridian Centre, Suite 200, Rochester, New York 14618, manages a portion of the portfolio of the Small Company Value Fund. Federated Global Investment Management Corp. is a wholly owned subsidiary of Federated Investors, Inc. As of December 31, 2009, Federated Investors, Inc. had discretionary management authority with respect to approximately $[407.3] billion of assets.

Lawrence R. Creatura

is a portfolio manager of a portion of the Small Company Value Fund. Mr. Creatura, a Chartered Financial Analyst, conducts equity research in the Consumer Discretionary, Consumer Staples and Technology sectors. Prior to joining Federated Clover in 1994, Mr. Creatura spent several years in laser research and development for industrial and medical applications.

Stephen K. Gutch

is a portfolio manager of a portion of the Small Company Value Fund. Mr. Gutch, a Chartered Financial Analyst, is Vice President and Senior Portfolio Manager at Federated Clover, overseeing the firm’s portfolio management effort. Mr. Gutch also conducts investment research in the Financial Services sector. Prior to joining Federated Clover in 2003, Mr. Gutch worked for Continental Advisors, LLC where he was managing director for the firm’s financial services hedge fund. Previous to this, he spent five years managing the financial services portfolio at Fulcrum Investment Group.

–  185  –

Harris Associates L.P. (“Harris”), located at 2 North LaSalle Street, Chicago, Illinois 60602, manages the investments of the Focused Value Fund and a portion of the portfolio of the Overseas Fund. Harris developed and has been investing under the Focused Value strategy since Harris was organized in 1995 to succeed to the business of a previous limited partnership, also named Harris Associates L.P. (the “Former Adviser”), that together with its predecessor, had advised and managed mutual funds since 1970. Harris is a wholly-owned subsidiary of Natixis Global Asset Management, L.P. (“Natixis”). Natixis is a wholly-owned subsidiary of Natixis Global Asset Management. Harris managed approximately $[37.7] billion in assets as of December 31, 2009.

Robert Levy

is primarily responsible for the day-to-day management of the Focused Value Fund. Mr. Levy, a Chartered Financial Analyst, is the Chairman and Chief Investment Officer, Domestic Equity, of Harris. He has managed other investment portfolios under the focused value strategy since 1985. Prior to that, he was a portfolio manager and director of Gofen and Glossberg, Inc.

Michael J. Mangan

assists Mr. Levy in the day-to-day management of the Focused Value Fund. Mr. Mangan, a Chartered Financial Analyst and Certified Public Accountant with over [20] years of investment experience, joined the firm in 1997.

David G. Herro

is a portfolio manager of a portion of the Overseas Fund. Mr. Herro, a Chartered Financial Analyst, is the Chief Investment Officer, International Equities, of Harris. Prior to joining Harris in 1992, Mr. Herro worked as a portfolio manager for The Principal Financial Group from 1986 to 1989 and as a portfolio manager for The State of Wisconsin Investment Board from 1989 to 1992.

Robert A. Taylor

is a portfolio manager of a portion of the Overseas Fund. Mr. Taylor, a Chartered Financial Analyst with over [14] years of investment experience, joined Harris as an international analyst in 1994 and has been the Director of International Research since 2004.

Insight Capital Research & Management, Inc. (“Insight Capital”), located at 2121 N. California Blvd., Suite 560, Walnut Creek, California 94596, manages a portion of the portfolio of the Emerging Growth Fund. Insight Capital is an employee-owned investment firm. As of December 31, 2009, Insight Capital had approximately $[749.7] million in assets under management.

Lee Molendyk

is a portfolio manager of a portion of the Emerging Growth Fund. Mr. Molendyk, a Chartered Financial Analyst, is a Vice President and Portfolio Manager. He is a Co-Portfolio Manager and Equity Analyst for the All-Cap Growth/Small-Cap Growth Portfolio Team. He is also a member of Insight Capital’s Investment Committee. Prior to joining Insight Capital in 1999, he worked as a Financial Advisor at Morgan Stanley.

Lance Swanson

is a portfolio manager of a portion of the Emerging Growth Fund. Mr. Swanson, a Vice President and Portfolio Manager, is a Co-Portfolio Manager and Equity Analyst for the All-Cap Growth/Small-Cap Growth Portfolio team. He is also a member of Insight’s Investment Committee. Mr. Swanson first joined Insight in 1996. From late 2000 until early 2002, he worked for Thomas Weisel Partners in San Francisco and then rejoined Insight in 2002.

J.P. Morgan Investment Management Inc. (“J.P. Morgan”), located at 245 Park Avenue, New York, New York 10167, manages a portion of the portfolio of the Strategic Balanced Fund. J.P. Morgan manages portfolios for corporations, governments and endowments, as well as for many of the largest corporate retirement plans in the nation. As of December 31, 2009, J.P. Morgan and its affiliates had approximately $[1.133] trillion in assets under management.

–  186  –

Thomas Luddy

is a portfolio manager of a portion of the Strategic Balanced Fund. Mr. Luddy, a Chartered Financial Analyst, is a managing director and portfolio manager in the U.S. Equity Group with responsibility for the Large Cap Core and Large Cap Core Plus 130/30 strategies. Mr. Luddy joined J.P. Morgan in 1976 and has held numerous key positions in the firm, including global head of equity, head of equity research and chief investment officer. Mr. Luddy began his career as an equity research analyst, and became a portfolio manager in 1982.

Susan Bao

is a portfolio manager of a portion of the Strategic Balanced Fund. Ms. Bao, a Chartered Financial Analyst, is a vice president and portfolio manager in the U.S. Equity Group. Ms. Bao joined J.P. Morgan in 1997 and manages Large Cap Core mandates and co-manages the Large Cap Core Plus 130/30 strategy. Previously, Ms. Bao was responsible for the implementation of U.S. equity analyst portfolios and was a member of the Structured Equity team.

Jeroen Huysinga

is a portfolio manager of a portion of the Strategic Balanced Fund. Mr. Huysinga, Managing Director, joined J.P. Morgan as a portfolio manager in 1997.

Gerd Woort-Menker

is a portfolio manager of a portion of the Strategic Balanced Fund. Mr. Woort-Menker, Managing Director, joined J.P. Morgan in 1987 as a research analyst and later became the head of European research and global research, before becoming a portfolio manager in 1999.

Georgina Perceval Maxwell

is a portfolio manager of a portion of the Strategic Balanced Fund. Ms. Maxwell, Managing Director, joined J.P. Morgan as a portfolio manager in 1997.

Loomis, Sayles & Company, L.P. (“Loomis Sayles”) located at One Financial Center, Boston, Massachusetts 02111, manages a portion of the portfolio of the Diversified Value Fund. Loomis Sayles is an indirect subsidiary of Natixis Global Asset Management, L.P. which owns, in addition to Loomis Sayles, a number of other asset management and distribution and service entities. Natixis Global Asset Management, L.P. is part of Natixis Global Asset Management, an international asset management group based in Paris, France, that is in turn principally owned by Natixis, a French investment banking and financial services firm. As of December 31, 2009, Loomis Sayles managed approximately $[138.9] billion in assets.

Loomis Sayles replaced AllianceBernstein L.P. as a co-subadviser of the Diversified Value Fund on January 11, 2010.

Warren N. Koontz, Jr., CFA

is a portfolio manager of a portion of the Diversified Value Fund. Mr. Koontz is a Vice President of Loomis Sayles and a portfolio manager for its large cap value group. Mr. Koontz also serves as Chief Investment Officer of Loomis Sayles’ large cap value strategy. Mr. Koontz joined Loomis Sayles in 1995. Prior to joining Loomis Sayles, Mr. Koontz worked as a senior portfolio manager with Comerica Bank, where he was solely responsible for the management of several high profile investment relationships and was actively involved in the investment policy committee. Mr. Koontz also served as Chief Investment Officer for The Jeffrey Company, a private investment firm. Additionally, he worked for the Public Employees’ Retirement System of Ohio as a securities analyst and assistant investment officer.

James L. Carroll, CFA

is a portfolio manager of a portion of the Diversified Value Fund. Mr. Carroll is a Vice President of Loomis Sayles and a portfolio manager for its equity group. Mr. Carroll joined Loomis Sayles in 1996. Prior to joining Loomis Sayles, Mr. Carroll was a Managing Director for PaineWebber where he was recognized by Institutional Investor magazine and Greenwich Research Associates as one of the country’s top energy analysts. Mr. Carroll also served as co-manager of PaineWebber’s Performance Portfolio. Prior

–  187  –

to PaineWebber, Mr. Carroll served as Vice President of Rotan Mosle Inc., a Houston-based energy research investment boutique, where he worked as an oil service analyst. Prior to that, Mr. Carroll was Assistant Vice President and portfolio manager at National Bank of Detroit, focusing on chemical, insurance and oil industries.

Arthur Barry, CFA

is a portfolio manager of a portion of the Diversified Value Fund. Mr. Barry is a Vice President of Loomis Sayles and a portfolio manager for its large cap value group. Mr. Barry joined Loomis Sayles in 2005. Prior to joining Loomis Sayles, Mr. Barry was a Senior Vice President of State Street Research & Management and portfolio manager for its Large Cap Value Fund. Previously, Mr. Barry was a senior portfolio manager at Invesco Capital Management where he was a member of its large cap value investment team responsible for $1 billion in institutional client accounts. Prior to that, Mr. Barry was a portfolio manager at Federated Research Corp., first as lead portfolio manager for its Capital Appreciation Fund before assuming leadership of its American Leaders Fund. In 2000, he was recognized as one of the Top 100 portfolio managers by Barron’s in its annual ranking of mutual fund stockpickers.

Massachusetts Financial Services Company (“MFS”), located at 500 Boylston Street, Boston, Massachusetts 02116, manages a portion of the portfolio of the Overseas Fund. MFS had approximately $[128] billion in assets under management as of December 31, 2009. MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect majority-owned subsidiary of Sun Life Financial Inc. (a diversified financial services company).

Daniel Ling

is a portfolio manager of a portion of the Overseas Fund. Mr. Ling, an Investment Officer of MFS, has been employed in the investment management area of MFS since 2006, becoming a portfolio manager in 2009. Prior to joining MFS in 2006, Mr. Ling was an Investment Manager for Lion Capital Management in Singapore.

Marcus L. Smith

is a portfolio manager of a portion of the Overseas Fund. Mr. Smith, an Investment Officer of MFS, joined MFS in 1994 as an equity research analyst following European securities before becoming a portfolio manager in 2001.

Northern Trust Investments, N.A. (“NTI”), located at 50 South LaSalle Street, Chicago, IL 60603, manages the investments of the Indexed Equity Fund and the NASDAQ-100 Fund. It is an investment adviser registered under the Investment Advisers Act of 1940, as amended. NTI primarily manages assets for defined contribution and benefit plans, investment companies and other institutional investors. NTI is a subsidiary of The Northern Trust Company (“TNTC”). TNTC is an Illinois state chartered banking organization and a member of the Federal Reserve System. Formed in 1889, TNTC administers and manages assets for individuals, personal trusts, defined contribution and benefit plans and other institutional and corporate clients. TNTC is the principal subsidiary of Northern Trust Corporation, a company that is regulated by the Board of Governors of the Federal Reserve System as a financial holding company under the U.S. Bank Holding Company Act of 1956, as amended. Northern Trust Corporation, through its subsidiaries, has for more than 100 years managed the assets of individuals, charitable organizations, foundations and large corporate investors. As of December 31, 2009, NTI and its affiliates had assets under custody of $[3.0] trillion and assets under investment management of $[558.8] billion.

Brent Reeder

is primarily responsible for the day-to-day management of the Indexed Equity Fund and the NASDAQ-100 Fund. Mr. Reeder is a Senior Vice President of NTI where he is responsible for the management of various equity and equity index portfolios. Mr. Reeder joined NTI in 1993, and has been a member of the quantitative management group for domestic index products and manages quantitative equity portfolios.

Pyramis Global Advisors, LLC (“Pyramis”), located at 900 Salem Street, Smithfield, Rhode Island 02917, manages the investments of the Value Equity Fund. FMR LLC, as successor by merger to FMR Corp., is the

–  188  –

ultimate parent company of Pyramis. Pyramis will be primarily responsible for choosing investments for the Fund. As of December 31, 2009, Pyramis had $[148.5] billion in assets under management.

Ciaran O’Neill

is the portfolio manager of the Value Equity Fund, which he has managed since August 2006. Since joining Fidelity Investments in 1995, Mr. O’Neill has worked as a research analyst and since 2001, he has served as a portfolio manager for mutual funds and other accounts. Mr. O’Neill left Fidelity briefly in April of 2005 to work as a portfolio manager for the Bank of Ireland. Mr. O’Neill returned to Pyramis in May of 2005 as a portfolio manager of mutual funds and separate accounts.

Rainier Investment Management, Inc. (“Rainier”), located at 601 Union Street, Seattle, Washington 98101, manages the investments of the Large Cap Growth Fund. Rainier is an employee owned company. As of December 31, 2009, Rainier managed approximately $[12.5] billion in assets.

Rainier replaced AllianceBernstein as the subadviser of the Large Cap Growth Fund on May 1, 2009.

James R. Margard

is a portfolio manager of the Large Cap Growth Fund. Mr. Margard, a Chartered Financial Analyst, is the Chief Investment Officer, Director of Equity Management, and Chairman of the Board. Prior to joining Rainier in 1985, he served as senior analyst and portfolio manager at Value Line, Inc. (New York), specializing in small-capitalization stocks.

Daniel M. Brewer

is a portfolio manager of the Large Cap Growth Fund. Mr. Brewer, a Chartered Financial Analyst, is a Senior Portfolio Manager, Equity Research Analyst and Principal. Prior to joining Rainier in 2000, he was a portfolio manager and equity analyst at Laird Norton Trust Co. in Seattle.

Mark W. Broughton

is a portfolio manager of the Large Cap Growth Fund. Mr. Broughton, a Chartered Financial Analyst, is a Senior Portfolio Manager, Equity Research Analyst and Principal. Prior to joining Rainier in 2002, he was lead portfolio manager of Blackrock Financial Management’s core equity product in Philadelphia.

Stacie L. Cowell

is a portfolio manager of the Large Cap Growth Fund. Ms. Cowell, a Chartered Financial Analyst, is a Senior Portfolio Manager, Equity Research Analyst and Principal. Prior to joining Rainier in 2006, she was a senior vice president and lead portfolio manager at Invesco Funds Group from 1996 to 2004 and an analyst at Kennedy Capital Management in 2005.

Mark. H. Dawson

is a portfolio manager of the Large Cap Growth Fund. Mr. Dawson, a Chartered Financial Analyst, is a Senior Portfolio Manager, Equity Research Analyst and Principal. Prior to joining Rainier in 1996, he was a portfolio manager and director of research at Badgley, Phelps and Bell in Seattle.

Andrea L. Durbin

is a portfolio manager of the Large Cap Growth Fund. Ms. Durbin, a Chartered Financial Analyst, is a Senior Portfolio Manager, Equity Research Analyst and Principal. Prior to joining Rainier in 2002, she was a principal at Badgley, Phelps and Bell in Seattle where she served as Director of Fixed Income overseeing the management and trading of balanced and fixed-income portfolios.

Peter M. Musser

is a portfolio manager of the Large Cap Growth Fund. Mr. Musser, a Chartered Financial Analyst, is a Senior Portfolio Manager, Equity Research Analyst and Principal. Prior to joining Rainier in 1994, he was a general partner and senior vice president at Cable, Howse & Ragen.

–  189  –

Sands Capital Management, LLC (“Sands Capital”), located at 1101 Wilson Boulevard, Suite 2300, Arlington, Virginia 22209, manages a portion of the portfolio of the Aggressive Growth Fund. As of December 31, 2009, Sands Capital had approximately $[8.38] billion in assets under management.

David E. Levanson

is a portfolio manager of a portion of the Aggressive Growth Fund. Mr. Levanson, Senior Portfolio Manager and Director of U.S. Mutual Funds, re-joined Sands Capital in September 2002. Before re-joining the firm, Mr. Levanson was a Research Analyst for MFS Investment Management. Mr. Levanson is a Chartered Financial Analyst.

Frank M. Sands, Jr.

is a portfolio manager of a portion of the Aggressive Growth Fund. Mr. Sands, Jr., Chief Investment Officer and Chief Executive Officer, has been with Sands Capital since June 2000. Before joining Sands Capital, he was a Research Analyst, Portfolio Manager, and Principal at Fayez Sarofim & Co. from August 1994 to June 2000. Mr. Sands, Jr. is a Chartered Financial Analyst.

Systematic Financial Management, L.P. (“Systematic”), located at 300 Frank W. Burr Boulevard, Glenpointe East, 7th Floor, Teaneck, New Jersey 07666, manages a portion of the portfolio of the Mid-Cap Value Fund. Systematic was founded in 1982 and since 1995 has been a Delaware limited partnership with senior professionals of the firm sharing ownership with Affiliated Managers Group, Inc. As of December 31, 2009, Systematic had approximately $[6.1] billion in assets under management.

Systematic was added as a co-subadviser of the Mid-Cap Value Fund on June 16 2009.

Ronald M. Mushock

is the lead portfolio manager of a portion of the Mid-Cap Value Fund. Mr. Mushock, a Chartered Financial Analyst, has been the lead portfolio manager for all of Systematic’s mid cap portfolios since their inception in 2000 and all of Systematic’s small/mid cap portfolios since their inception in 2002. Mr. Mushock became a partner of Systematic in 2005.

D. Kevin McCreesh

is a portfolio manager of a portion of the Mid-Cap Value Fund. Mr. McCreesh, a Chartered Financial Analyst, has been the Chief Investment Officer for Systematic since 2004 and has oversight responsibilities for all client portfolios. In addition, Mr. McCreesh serves as the lead portfolio manager for Systematic’s large and small cap portfolios. Mr. McCreesh joined Systematic as a portfolio manager in 1996.

T. Rowe Price Associates, Inc. (“T. Rowe Price”), located at 100 East Pratt Street, Baltimore, Maryland 21202, manages the investments of the Blue Chip Growth Fund, the Mid Cap Growth Equity II Fund and a portion of the portfolio of the Small Company Value Fund. T. Rowe Price, a wholly-owned subsidiary of T. Rowe Price Group, Inc., a publicly-traded financial services holding company, has been managing assets since 1937. As of December 31, 2009, T. Rowe Price had approximately $[276.3] billion in assets under management.

Larry J. Puglia

is the portfolio manager for the Blue Chip Growth Fund. Mr. Puglia, investment advisory committee chairman of the T. Rowe Price Blue Chip Growth Fund, has day-to-day responsibility for managing the portfolio and works with the committee in developing and executing the portfolio’s investment program. He is a Chartered Financial Analyst and a Certified Public Accountant, and a Vice President of T. Rowe Price Associates, Inc. Mr. Puglia joined T. Rowe Price in 1990.

Brian W.H. Berghuis

is the portfolio manager for the Mid Cap Growth Equity II Fund. Mr. Berghuis, investment advisory committee co-chairman, shares day-to-day responsibility for managing the portfolio and works with the committee in developing and executing the portfolio’s investment program. He is a Chartered Financial Analyst and a Vice President and Equity Portfolio Manager for T. Rowe Price Associates. He joined T. Rowe Price in 1985.

–  190  –

Preston G. Athey

is the portfolio manager of a portion of the Small Company Value Fund. Mr. Athey, investment advisory committee chairman, has day-to-day responsibility for managing T. Rowe Price’s portion of the portfolio and works with the committee in developing and executing the portfolio’s investment program. He is a Chartered Financial Analyst and a Chartered Investment Counselor, and a Vice President and Equity Portfolio Manager for T. Rowe Price Associates. Mr. Athey has been managing investments since 1982.

The Boston Company Asset Management, LLC (“The Boston Company”) located at BNY Mellon Center, 201 Washington Street, Boston, Massachusetts 02108, manages a portion of the portfolio of the Small Company Growth Fund. The Boston Company was founded in 1970 and manages more than $[26.2] billion in assets in international and domestic equity and balanced portfolios for public, corporate, Taft-Hartley, defined benefit plans, as well as endowments and foundation clients and subadvised relationships, as of December 31, 2009. The Boston Company is an indirect subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”). BNY Mellon, a global financial services company focused on helping clients move and manage their financial assets, operates in 37 countries and serves more than 100 markets.

B. Randall Watts, Jr.

is a portfolio manager for a portion of the Small Company Growth Fund. Mr. Watts, a Chartered Financial Analyst, is a Senior Vice President of The Boston Company and the Lead Portfolio Manager on The Boston Company’s U.S. Small, Small Mid and Micro Cap Growth Investment Team. He also conducts research covering the technology software, internet and media industries. Prior to joining The Boston Company, Mr. Watts served as a Portfolio Manager at Westfield Capital where he was responsible for more than $500 million in small and mid capitalization portfolios. Prior to that, he was an Equity Analyst with Freedom Capital Management.

P. Hans von der Luft

is a portfolio manager for a portion of the Small Company Growth Fund. Mr. von der Luft is a Vice President of The Boston Company and an Equity Research Analyst on The Boston Company’s U.S. Small, Small Mid and Micro Cap Growth Investment Team, primarily responsible for covering the health care sector. Prior to joining The Boston Company, Mr. von der Luft was an Equity Analyst at McDonald Investments, where his responsibilities included covering medical technology, device and hospital supply sectors. In addition to his research responsibilities, Mr. von der Luft published regular industry and company specific reports to institutional clients and retail branches on medical technology stocks. Previous to that, he was an Equity Research Analyst for the healthcare sector at Tucker Anthony, Rodman & Renshaw.

Turner Investment Partners, Inc. (“Turner”), located at 1205 Westlakes Drive, Suite 100, Berwyn, Pennsylvania 19312, manages a portion of the portfolio of the Mid Cap Growth Equity Fund. Founded in 1990, Turner is an independent investment management firm. As of December 31, 2009, Turner had approximately $[15.4] billion in assets under management.

Christopher K. McHugh

is the lead portfolio manager of a portion of the Mid Cap Growth Equity Fund. Mr. McHugh co-founded Turner in 1990. He is a Vice President, Senior Portfolio Manager and Security Analyst at Turner and has [23] years of experience. Prior to co-founding Turner, Mr. McHugh was employed at Provident Capital Management. Mr. McHugh serves on the Board of Trustees for Philadelphia University and is an affiliate member of CFA Society of Philadelphia.

Tara R. Hedlund

is a portfolio manager of a portion of the Mid Cap Growth Equity Fund. Ms. Hedlund, a CFA and CPA, is a Security Analyst, Portfolio Manager and Principal at Turner and has [14] years of experience. Prior to joining Turner in 2000, Ms. Hedlund was employed at Arthur Andersen LLP. She is a member of PICPA, AICPA, the CFA Institute and the CFA Society of Philadelphia.

–  191  –

Jason D. Schrotberger

is a portfolio manager of a portion of the Mid Cap Growth Equity Fund. Mr. Schrotberger, a CFA, is a Security Analyst, Portfolio Manager and Principal at Turner and has [15] years of experience. Prior to joining Turner in 2001, Mr. Schrotberger was employed at BlackRock Financial Management, PNC Asset Management and Commonwealth of PA PSERS. He is a member of the CFA Institute and the CFA Society of Philadelphia.

Victory Capital Management Inc. (“Victory”), located at 127 Public Square, Cleveland, Ohio 44114, manages the investments of the Core Opportunities Fund. Victory, a New York corporation registered as an investment adviser with the SEC, is a second-tier subsidiary of KeyCorp. As of December 31, 2009, Victory and its affiliates managed approximately $[46.5] billion of assets for individual and institutional clients.

Lawrence G. Babin

is the lead portfolio manager of the Core Opportunities Fund. Mr. Babin, a Chartered Financial Analyst Charter Holder, is a Chief Investment Officer and Senior Managing Director of Victory and has been with Victory or an affiliate since 1982.

Paul D. Danes

is the portfolio manager of the Core Opportunities Fund. Mr. Danes is a Senior Portfolio Manager and Managing Director of Victory and has been associated with Victory or an affiliate since 1987.

Carolyn M. Rains

is the associate portfolio manager of the Core Opportunities Fund. Ms. Rains is a Portfolio Manager and a Managing Director of Victory and has been with Victory or an affiliate since 1998.

Waddell & Reed Investment Management Company (“Waddell & Reed”), located at 6300 Lamar Avenue, Overland Park, Kansas 66202, manages a portion of the portfolio of the Small Cap Growth Equity Fund. As of December 31, 2009, Waddell & Reed had more than $[47] billion in assets under management.

Mark G. Seferovich

is responsible, along with Mr. McQuade, for the day-to-day management of a portion of the Small Cap Growth Equity Fund. Mr. Seferovich, a Chartered Financial Analyst, is a senior vice president of Waddell & Reed and the lead portfolio manager of its small cap style. He joined Waddell & Reed in February 1989 as manager of small capitalization growth equity funds. From 1982 to 1988 he was a portfolio manager for Security Management Company and prior to that was security analyst/portfolio manager with Reimer & Koger Associates.

Kenneth G. McQuade

A vice president and portfolio manager for Waddell & Reed, Mr. McQuade, along with Mr. Seferovich, is responsible for the day-to-day management of a portion of the Small Cap Growth Equity Fund. Mr. McQuade is also portfolio manager of the Ivy Funds VIP Small Cap Growth Portfolio and portfolio manager of Waddell & Reed’s small cap style. He joined Waddell & Reed in 1997 as an investment analyst. Prior to joining Waddell & Reed, Mr. McQuade worked as an associate healthcare investment analyst at A.G. Edwards & Sons.

Wellington Management Company, LLP (“Wellington Management”), a Massachusetts limited liability partnership with principal offices located at 75 State Street, Boston, Massachusetts 02109, manages the investments of the Fundamental Value Fund and a portion of the portfolio of the Mid Cap Growth Equity Fund, the Small Cap Value Equity Fund and the Small Cap Growth Equity Fund. Wellington Management is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 70 years. As of December 31, 2009, Wellington Management had investment management authority with respect to approximately $[420] billion in assets.

–  192  –

Wellington Management replaced SSgA Funds Management, Inc. as a co-subadviser of the Small Cap Value Equity Fund on October 5, 2009.

Karen H. Grimes

has served as portfolio manager of the Fundamental Value Fund since 2008. Ms. Grimes, a Chartered Financial Analyst, is a Senior Vice President and Equity Portfolio Manager of Wellington Management and joined the firm as an investment professional in 1995.

Michael T. Carmen

has served as portfolio manager of a portion of the Mid Cap Growth Equity Fund since 2007. Mr. Carmen, a Chartered Financial Analyst, is a Senior Vice President and Equity Portfolio Manager of Wellington Management and joined the firm as an investment professional in 1999.

Mario E. Abularach

has been involved in portfolio management and securities analysis for the portion of the Small Cap Growth Equity Fund managed in the small capitalization growth style since 2006 and for the portion of the Mid Cap Growth Equity Fund managed by Wellington Management since 2007. Mr. Abularach, a Chartered Financial Analyst, is a Vice President and Equity Research Analyst of Wellington Management and joined the firm as an investment professional in 2001.

Shaun F. Pedersen

has served as portfolio manager of a portion of the Small Cap Value Equity Fund since 2009. Mr. Pedersen is a Vice President and Equity Portfolio Manager of Wellington Management and joined the firm as an investment professional in 2004. Prior to joining Wellington Management, Mr. Pedersen was employed by Thomas Weisel Asset Management, where he was a portfolio manager and research analyst focused on Small Cap Value assignments.

Timothy J. McCormack

has been involved in portfolio management and securities analysis for the Small Cap Value Equity Fund since 2009. Mr. McCormack, a Chartered Financial Analyst, is a Senior Vice President and Equity Portfolio Manager of Wellington Management and joined the firm as an investment professional in 2000.

Kenneth L. Abrams

has served as portfolio manager of the portion of the Small Cap Growth Equity Fund managed in the small capitalization opportunities style since 2001. Mr. Abrams is a Senior Vice President and Equity Portfolio Manager of Wellington Management and joined the firm as an investment professional in 1986.

Daniel J. Fitzpatrick

has been involved in portfolio investment and securities analysis for the portion of the Small Cap Growth Equity Fund managed in the small capitalization opportunities style since 2001. Mr. Fitzpatrick, a Chartered Financial Analyst, is a Vice President and Equity Research Analyst of Wellington Management and joined the firm as an investment professional in 1998.

Steven C. Angeli

has served as portfolio manager of the portion of the Small Cap Growth Equity Fund managed in the small capitalization growth style since 2004. Mr. Angeli, a Chartered Financial Analyst, is a Senior Vice President and Equity Portfolio Manager of Wellington Management and joined the firm as an investment professional in 1994.

Stephen C. Mortimer

has been involved in portfolio management and securities analysis for the portion of the Small Cap Growth Equity Fund managed in the small capitalization growth style since 2006. Mr. Mortimer is a Senior Vice President and Equity Portfolio Manager of Wellington Management and joined the firm as an investment professional in 2001.

–  193  –

Western Asset Management Company (“Western Asset”), located at 385 East Colorado Blvd, Pasadena, California 91101, manages the investments of the Strategic Bond Fund and a portion of the portfolio of the Strategic Balanced Fund. Western Asset, which concentrates exclusively on fixed income investments, is a wholly-owned subsidiary of Legg Mason, Inc., a NYSE-listed, diversified financial services company based in Baltimore, Maryland. As of December 31, 2009, Western Asset managed $[513.29] billion in total fixed income assets. A team of investment professionals led by Chief Investment Officer Stephen A. Walsh, CIO Emeritus S. Kenneth Leech and portfolio managers Edward A. Moody, Carl L. Eichstaedt, Mark S. Lindbloom and Michael C. Buchanan, manages the portion of the Funds’ assets allocated to Western Asset. Messrs. Walsh and Leech are responsible for the strategic oversight of the investments and for supervising the operations of the various sector specialist teams dedicated to the specific asset classes. Messrs. Moody, Eichstaedt, Lindbloom and Buchanan are responsible for portfolio structure, including sector allocation, duration weighting and term structure decisions.

Stephen A. Walsh

is Western’s Chief Investment Officer. Mr. Walsh has [28] years of industry experience, 18 of them with the Firm. Previously, he worked as a portfolio manager at Security Pacific Investment Managers, Inc., and the Atlantic Richfield Company.

S. Kenneth Leech

is Western’s CIO Emeritis. Mr. Leech has [32] years of industry experience, 19 of them with the Firm. Previously, he worked as a portfolio manager at Greenwich Capital Markets, The First Boston Corporation, and the National Bank of Detroit.

Edward A. Moody

is also a portfolio manager of the Funds. Mr. Moody has [33] years of industry experience, 24 of them with the Firm. Previously, he worked as a portfolio manager at the National Bank of Detroit.

Carl L. Eichstaedt

is also a portfolio manager of the Funds. Mr. Eichstaedt has [23] years of industry experience, 15 of them with the Firm. Previously, he worked as a portfolio manager at Harris Investment Management and Security Pacific Investment Management Company.

Mark S. Lindbloom

is also a portfolio manager of the Funds. Mr. Lindbloom has [31] years of industry experience, four of them with the firm. Previously, he worked as a portfolio manager at Citigroup Asset Management and Brown Brothers Harriman & Co.

Michael C. Buchanan

is also a portfolio manager of the Funds. Mr. Buchanan has [19] years of industry experience, four of them with the Firm. Previously, he was the Head of U.S. Credit Products at Credit Suisse Asset Management and worked as a portfolio manager for Janus Capital Management, BlackRock Financial Management and Conseco Capital Management.

Western Asset Management Company Limited (“Western Asset Limited”), located at 10 Exchange Square, Primrose Street, London EC2A 2EN, United Kingdom, manages the non-U.S. dollar denominated investments of the Strategic Bond Fund and of the portion of the portfolio of the Strategic Balanced Fund managed by Western Asset. Western Asset Limited, which concentrates exclusively on fixed income investments, is a wholly-owned subsidiary of Legg Mason, Inc., a NYSE-listed, diversified financial services company based in Baltimore, Maryland. As of December 31, 2009, Western Asset Limited managed $[66.74] billion in total fixed income assets. Chief Investment Officer Stephen A. Walsh, CIO Emeritus S. Kenneth Leech and portfolio manager Detlev S. Schlichter, manage the portion of the Funds’ assets allocated to Western Asset Limited. Messrs. Walsh and Leech are responsible for the strategic oversight of the investments and for supervising the operations of the various sector specialist teams dedicated to the specific asset classes. Mr. Schlichter is responsible for portfolio structure, including sector allocation, duration weighting and term structure decisions.

–  194  –

Stephen A. Walsh

is Western’s Chief Investment Officer. Mr. Walsh has [28] years of industry experience, 18 of them with the Firm. Previously, he worked as a portfolio manager at Security Pacific Investment Managers, Inc., and the Atlantic Richfield Company.

S. Kenneth Leech

is Western’s CIO Emeritis. Mr. Leech has [32] years of industry experience, 19 of them with the Firm. Previously, he worked as a portfolio manager at Greenwich Capital Markets, The First Boston Corporation, and the National Bank of Detroit.

Detlev S. Schlichter

is also a portfolio manager of the Funds. Mr. Schlichter has [18] years of industry experience, eight of them with the Firm. Previously, he worked at Merrill Lynch Investment Managers and J.P.Morgan.

The Trust’s SAI provides additional information about each portfolio manager’s compensation, other accounts managed by the portfolio managers and each portfolio manager’s ownership of securities in the relevant Fund.

MassMutual has received exemptive relief from the SEC to permit MassMutual to change subadvisers or hire new subadvisers for a number of the Funds from time to time without obtaining shareholder approval. (In the absence of that exemptive relief, shareholder approval might otherwise be required.) Several other mutual fund companies have received similar relief. MassMutual believes having this authority is important, because it allows MassMutual to remove and replace a subadviser in a quick, efficient and cost-effective fashion when, for example, the subadviser’s performance is inadequate or the subadviser no longer is able to meet a Fund’s investment objective and strategies. Pursuant to the exemptive relief, MassMutual will provide to a Fund’s shareholders, within 90 days of the hiring of a new subadviser, an information statement describing the new subadviser. MassMutual will not rely on this authority for any Fund unless the Fund’s shareholders have approved this arrangement. As of the date of this Prospectus this exemptive relief is available to each Fund.

–  195  –

About the Classes of Shares – Class S, Y, L, A, N and Z Shares

Each Fund offers five Classes of shares: Class S, Class Y, Class L, Class A and Class N. The Indexed Equity Fund also offers a sixth Class of shares (Class Z). Class A shares have up-front sales charges and Class N shares have contingent deferred sales charges. Only Class A and Class N shares charge Rule 12b-1 fees.

Class S, Class Y, Class L and Class Z shares are primarily offered to institutional investors through institutional distribution channels, such as employer-sponsored retirement plans or through broker-dealers, financial institutions or insurance companies. Class A and N shares are primarily offered through other distribution channels, such as broker-dealers or financial institutions. The different Classes have different fees, expenses and/or minimum investor size requirements. The difference in the fee structures among the Classes is the result of their separate arrangements for shareholder and distribution services and is not the result of any difference in amounts charged by MassMutual for investment advisory services. Accordingly, management fees do not vary by Class. Different fees and expenses of a Class will affect performance of that Class. For actual past expenses of each share class, see the fund-by-fund information earlier in this Prospectus. Investors may receive different levels of service in connection with investments in different classes of shares and intermediaries may receive different levels of compensation in connection with each share class. For additional information, call us toll free at 1-888-309-3539 or contact a sales representative or financial intermediary who offers the Classes.

Except as described below, all Classes of shares of a Fund have identical voting, dividend, liquidation and other rights, preferences, terms and conditions. The only differences among the various Classes are: (a) each Class may be subject to different expenses specific to that Class; (b) each Class has a different Class designation; (c) each Class has exclusive voting rights with respect to matters solely affecting such Class; (d) each Class offered in connection with a Rule 12b-1 Plan will bear the expense of the payments that would be made pursuant to that Rule 12b-1 Plan, and only that Class will be entitled to vote on matters pertaining to that Rule 12b-1 Plan; and (e) each Class will have different exchange privileges.

Each Class of a Fund’s shares invests in the same portfolio of securities. Because each Class will have different expenses, they will likely have different share prices. All Classes of shares are available for purchase by insurance company separate investment accounts.

Each Class of shares of the Funds may also be purchased by the following Eligible Purchasers:

•	Qualified plans under Section 401(a) of the Code, Code Section 403(b) plans, Code Section 457 plans and non-qualified deferred compensation plans, where plan assets of the employer generally exceed or are expected to exceed $50 million for Class S shares, $25 million for Class Z shares (Indexed Equity Fund only), $5 million for Class Y shares and $1 million for Class L shares.

Class S shares may also be purchased by:

•	Registered mutual funds and collective trust funds; and

•	Other institutional investors with assets generally in excess of $50 million.

Class Z shares (Indexed Equity Fund only) may also be purchased by:

•	Registered mutual funds and collective trust funds; and

•	Other institutional investors with assets generally in excess of $25 million.

Class Y shares may also be purchased by:

•	Registered mutual funds and collective trust funds; and

•	Other institutional investors with assets generally in excess of $5 million.

Class L shares may also be purchased by:

•	Other institutional investors with assets generally in excess of $1 million.

Class A and Class N shares may also be purchased by:

•	Individual retirement accounts described in Code Section 408;

•	Voluntary employees’ beneficiary associations described in Code Section 501(c)(9); and

•	Other institutional investors.

–  196  –

Additional Information.

An institutional investor or plan may be permitted to purchase shares of a class even if the institutional investor or plan does not meet the minimum investment amounts set forth above, if MML Distributors, LLC (the “Distributor”) or MassMutual, as applicable, determines that the expected size (over time), servicing needs, or distribution or servicing costs for the institutional investor or plan are comparable to those of institutional investors or plans eligible to purchase shares of that class.

Eligible Purchasers must have an agreement with MassMutual or a MassMutual affiliate to purchase shares. Class L shares are generally sold in connection with the use of an intermediary performing third party administration and/or other shareholder services. There is no minimum plan or institutional investor size to purchase Class A or Class N shares.

Class A and Class N shares may be offered to present or former officers, directors, trustees and employees (and their spouses, parents, children and siblings) of the Funds, MassMutual and its affiliates and retirement plans established by them for their employees.

Sales Charges by Class

Initial Sales Charges

Class A shares are sold at their offering price, which is normally NAV plus an initial sales charge. However, in some cases, as described below, purchases are not subject to an initial sales charge, and the offering price will be the NAV. In other cases, reduced sales charges may be available, as described below. Out of the amount you invest, the Fund receives the NAV to invest for your account.

The sales charge varies depending on the amount of your purchase. A portion of the sales charge may be retained by the Distributor or allocated to your dealer as a concession. The Distributor reserves the right to reallow the entire sales charge as a concession to dealers. The current sales charge rates and concessions paid to dealers and brokers are as follows:

Front-End Sales Charge (As a Percentage of Offering Price) / Front-End Sales Charge (As a Percentage of Net Amount Invested)/Concession (As a Percentage of Offering Price) for Different Purchase Amounts:
Price Breakpoints	General Equity	General Taxable Bond	Shorter- Term Bond
Less than $25,000	5.75%/ 6.10%/ 4.75%	4.75%/ 4.99%/ 4.00%	3.50%/ 3.63%/ 3.00%
$25,000- $49,999	5.50%/ 5.82%/ 4.75%	4.75%/ 4.99%/ 4.00%	3.50%/ 3.63%/ 3.00%
$50,000- $99,999	4.75%/ 4.99%/ 4.00%	4.50%/ 4.71%/ 3.75%	3.50%/ 3.63%/ 3.00%

Price Breakpoints	General Equity	General Taxable Bond	Shorter- Term Bond
$100,000- $249,999	3.75%/ 3.90%/ 3.00%	3.50%/ 3.63%/ 2.75%	3.00%/ 3.09%/ 2.50%
$250,000- $499,999	2.50%/ 2.56%/ 2.00%	2.00%/ 2.04%/ 2.25%	2.50%/ 2.56%/ 2.00%
$500,000- $999,999	2.00%/ 2.04%/ 1.60%	2.00%/ 2.04%/ 1.60%	2.00%/ 2.04%/ 1.50%
$1,000,000 or more	None/ None/ 1.00%	None/ None/ 1.00%	None/ None/ .50%

A reduced sales charge may be obtained for Class A shares under the Funds’ “Rights of Accumulation” because of the economies of sales efforts and reduction in expenses realized by the Distributor, dealers and brokers making such sales.

To qualify for the lower sales charge rates that apply to larger purchases of Class A shares, you can add together:

•	Current purchases of Class A shares of more than one Fund subject to an initial sales charge to reduce the sales charge rate that applies to current purchases of Class A shares; and

•	Class A shares of Funds you previously purchased subject to an initial or contingent deferred sales charge to reduce the sales charge rate for current purchases of Class A shares,

–  197  –

provided that you still hold your investment in the previously purchased Funds.

The Distributor will add the value, at current offering price, of the Class A shares you previously purchased and currently own to the value of current purchases to determine the sales charge rate that applies. The reduced sales charge will apply only to current purchases. You must request the reduced sales charge when you buy Class A shares and inform your broker-dealer or other financial intermediary of Class A shares of any other Funds that you own. Information regarding reduced sales charges can be found on the MassMutual website at http://www.massmutual.com/retire.

There is an initial sales charge on the purchase of Class A shares of each of the MassMutual Select Funds.

Contingent Deferred Sales Charges

There is no initial sales charge on purchases of Class A shares of any one or more of the Funds aggregating $1 million or more. The Distributor pays dealers of record concessions in an amount equal to 1.0%, or .50% of purchases of $1 million or more, as shown in the above table. The concession will not be paid on purchases of shares by exchange or that were previously subject to a front-end sales charge and dealer concession.

If you redeem any of those shares within a holding period of 18 months from the date of their purchase, a contingent deferred sales charge of 1.0% will be deducted from the redemption proceeds (unless you are eligible for a waiver of that sales charge based on the categories listed below and you advise the transfer agent, MassMutual or another intermediary of your eligibility for the waiver when you place your redemption request).

If Class N shares are redeemed within a holding period of 18 months from the date of their purchase, a contingent deferred sales charge of 1.0% will be deducted from the redemption proceeds (unless you are eligible for a waiver of that sales charge based on the categories listed below and you advise the transfer agent, MassMutual or another intermediary of your eligibility for the waiver when you place your redemption request). The Class N contingent deferred sales charge is paid to compensate the Distributor for its expenses of providing distribution-related services to the Funds in connection with the sale of Class N shares.

All contingent deferred sales charges will be based on the lesser of the NAV of the redeemed shares at the time of redemption or the original NAV. A contingent deferred sales charge is not imposed on:

•	the amount of your account value represented by an increase in NAV over the initial purchase price,

•	shares purchased by the reinvestment of dividends or capital gains distributions, or

•	shares redeemed in the special circumstances described below.

To determine whether a contingent deferred sales charge applies to a redemption, the Fund redeems shares in the following order:

1.	shares acquired by reinvestment of dividends and capital gains distributions, and

2.	shares held the longest.

Contingent deferred sales charges are not charged when you exchange shares of the Fund for shares of any other Fund. However, if you exchange them within the applicable contingent deferred sales charge holding period, the holding period will carry over to the Fund whose shares you acquire. Similarly, if you acquire shares of a Fund by exchanging shares of another Fund that are still subject to a contingent deferred sales charge holding period, that holding period will carry over to the acquired Fund.

–  198  –

Sales Charge Waivers by Class

Waivers of Class A Initial Sales Charges

The Class A sales charges will be waived for shares purchased in the following types of transactions:

•	Purchases into insurance company separate investment accounts.

•	Purchases into Retirement Plans or other employee benefit plans.

•	Purchases of Class A shares aggregating $1 million or more of any one or more of the Funds.

•	Purchases into accounts for which the broker-dealer of record has entered into a special agreement with the Distributor allowing this waiver.

•	Purchases into accounts for which no sales concession is paid to any broker-dealer or other financial intermediary at the time of sale.

•	Shares sold to MassMutual or its affiliates.

•	Shares sold to registered management investment companies or separate accounts of insurance companies having an agreement with MassMutual or the Distributor for that purpose.

•	Shares issued in plans of reorganization to which the Fund is a party.

•	Shares sold to present or former officers, directors, trustees or employees (and their “immediate families[1]”) of the Fund, MassMutual and its affiliates.

•	Shares sold to a portfolio manager of the Fund.

Waivers of Class A and Class N Contingent Deferred Sales Charges

The Class A and Class N contingent deferred sales charges will not be applied to shares purchased in certain types of transactions or redeemed in certain circumstances described below.

A.	Waivers for Redemptions in Certain Cases.

The Class A and Class N contingent deferred sales charges will be waived for redemptions of shares in the following cases:

•	Redemptions from insurance company separate investment accounts.

•	Redemptions from Retirement Plans or other employee benefit plans.

•	Redemptions from accounts other than Retirement Plans following the death or disability of the last surviving shareholder, including a trustee of a grantor trust or revocable living trust for which the trustee is also the sole beneficiary. The death or disability must have occurred after the account was established, and for disability you must provide evidence of a determination of disability by the Social Security Administration.

•	Redemptions from accounts for which the broker-dealer of record has entered into a special agreement with the Distributor allowing this waiver.

•	Redemptions from accounts for which no sales concession was paid to any broker-dealer or other financial intermediary at the time of sale.

•	Redemptions of Class A and Class N shares under an Automatic Withdrawal Plan from an account other than a Retirement Plan if the aggregate value of the redeemed shares does not exceed 10% of the account’s value annually.

•	In the case of an IRA, to make distributions required under a divorce or separation agreement described in Section 71(b) of the Code.

B.	Waivers for Shares Sold or Issued in Certain Transactions.

The contingent deferred sales charge is also waived on Class A and Class N shares sold or issued in the following cases:

•	Shares sold to MassMutual or its affiliates.

•	Shares sold to registered management investment companies or separate accounts of insurance companies having an agreement with MassMutual or the Distributor for that purpose.

•	Shares issued in plans of reorganization to which the Fund is a party.

•	Shares sold to present or former officers, directors, trustees or employees (and their “immediate families[1]”) of the Fund, MassMutual and its affiliates.

•	Shares sold to a present or former portfolio manager of the Fund.

[1]

The term “immediate family” refers to one’s spouse, children, grandchildren, grandparents, parents, parents-in-law, brothers and sisters, sons- and daughters-in-law, a sibling’s spouse, a spouse’s siblings, aunts, uncles, nieces and nephews; relatives by virtue of a remarriage (step-children, step-parents, etc.) are included.

–  199  –

Distribution Plans and Payments to Intermediaries

Shareholder and Distribution Fees.  Class S, Z, Y, L and N shares of each Fund are purchased without a front-end sales charge. Therefore, 100% of an Investor’s money is invested in the Fund or Funds of its choice. Class S, Z, Y and L shares do not have deferred sales charges or any Rule 12b-1 fees. Class A shares are sold at NAV per share plus an initial sales charge.

Distribution and Service (Rule 12b-1) Fees. The Funds have adopted Rule 12b-1 Plans for Class A and Class N shares of the Funds.

Under the Class A Rule 12b-1 Plans, each Fund is permitted to pay distribution and service fees at the annual rate of .25%, in the aggregate, of that Fund’s average daily net assets attributable to Class A shares. Distribution fees may be paid to brokers or other financial intermediaries for providing services in connection with the distribution and marketing of Class A shares and for related expenses. Service fees may be paid to brokers or other financial intermediaries for providing personal services to Class A shareholders and/or maintaining Class A shareholder accounts and for related expenses. Compensation under the Class A Rule 12b-1 Plans for service fees will be paid to MassMutual, through the Distributor, and compensation under the Plans for distribution fees will be paid to the Distributor. MassMutual and the Distributor may retain a portion of these fees, or may pay the full amount to brokers or other intermediaries. MassMutual may pay any Class A Rule 12b-1 service fees to brokers or other financial intermediaries in advance for the first year after the shares are sold. After the shares have been held for a year, MassMutual will pay the service fees on a quarterly basis.

Under the Class N Rule 12b-1 Plans, each Fund pays the Distributor an annual distribution fee of .25%. Distribution fees may be paid to brokers or other financial intermediaries for providing services in connection with the distribution and marketing of Class N shares and for related expenses. Each Fund also pays .25% in service fees to MassMutual, through the Distributor, each year under the Class N Rule 12b-1 Plans. Services fees may be paid to brokers or other financial intermediaries for providing personal services to Class N shareholders and/or maintaining Class N shareholder accounts and for related expenses. MassMutual may pay the .25% service fees to brokers or other financial intermediaries in advance for the first year after the shares are sold. After the shares have been held for a year, MassMutual pays the service fees on a quarterly basis. MassMutual or the Distributor, as the case may be, may retain a portion of the fees described above, or may pay the full amount to brokers or other financial intermediaries.

Because these fees are paid out of a Fund’s assets on an on-going basis, over time these fees will increase the costs of your investment in the Class A and Class N shares and may cost you more than other types of sales charges.

Compensation to Intermediaries

The Distributor may directly, or through MassMutual, pay a sales concession of up to 1.00% of the purchase price of Class N, Class A and Class L shares to brokers or other financial intermediaries from its own resources at the time of sale. However, the total amount paid to brokers or other financial intermediaries at the time of sale of Class N and Class A shares, including any advance of Rule 12b-1 service fees by MassMutual, may be only 1.00% of the purchase price. In addition, MassMutual may directly, or through the Distributor, pay up to .25% of the amount invested to intermediaries who provide services on behalf of Class S, Class Y, Class L, Class A or Class N shares. This compensation is paid by MassMutual from its own assets. The payments on account of Class S, Class Y, Class L, Class A or Class N shares will be based on criteria established by MassMutual. In the event that amounts paid by the Funds to MassMutual as administrative or management fees are deemed indirect financing of distribution or servicing costs for Class S, Class Y or Class L shares, the Funds have adopted distribution and servicing plans (i.e., Rule 12b-1 Plans) authorizing such payments. No additional fees are paid by the Funds under these plans. Compensation paid by the Funds to brokers or other intermediaries for providing services on account of Class A or Class N shares is described above under “Distribution and Service (Rule 12b-1) Fees.” Annual compensation paid on account of Class S, Class Y, Class L, Class A or Class N shares will be paid quarterly, in arrears.

MassMutual may also make payments, out of its own assets, to intermediaries, including broker-dealers, insurance agents and other service providers, that

–  200  –

relate to the sale of shares of the Funds or certain of MassMutual’s variable annuity contracts for which the Funds are underlying investment options.

This compensation may take the form of:

•	Payments to administrative service providers that provide enrollment, recordkeeping and other services to pension plans;

•	Cash and non-cash benefits, such as bonuses and allowances or prizes and awards, for certain brokers, administrative service providers and MassMutual insurance agents;

•	Payments to intermediaries for, among other things, training of sales personnel, conference support, marketing or other services provided to promote awareness of MassMutual’s products;

•	Payments to broker-dealers and other intermediaries that enter into agreements providing the Distributor with access to representatives of those firms or with other marketing or administrative services; and

•	Payments under agreements with MassMutual not directly related to the sale of specific variable annuity contracts or the Funds, such as educational seminars and training or pricing services.

These compensation arrangements are not offered to all intermediaries and the terms of the arrangements may differ among intermediaries. These arrangements may provide an intermediary with an incentive to recommend one mutual fund over another, one share class over another, or one insurance or annuity contract over another. You may want to take these compensation arrangements into account when evaluating any recommendations regarding the Funds or any contract using the Funds as investment options. You may contact your intermediary to find out more information about the compensation they may receive in connection with your investment.

Buying, Redeeming and Exchanging Shares

The Funds sell their shares at a price equal to their NAV plus any initial sales charge that applies (see “Determining Net Asset Value” below). Your purchase order will be priced at the next NAV calculated after the order is received in good form by the transfer agent, MassMutual or another intermediary authorized for this purpose. The Funds will suspend selling their shares during any period when the determination of NAV is suspended. The Funds can reject any purchase order (generally within one Business Day) and can suspend purchases if it is in their best interest. A “Business Day” is every day the New York Stock Exchange (“NYSE”) is open.

The Funds redeem their shares at their next NAV computed after your redemption request is received and accepted by the transfer agent, MassMutual or another intermediary. You will usually receive payment for your shares within 7 days after your redemption request is received in good form. If, however, you request redemption of shares recently purchased by check, you may not receive payment until the check has been collected, which may take up to 15 days from time of purchase. The Funds can also suspend or postpone payment, when permitted by applicable law and regulations.

You can exchange shares of one Fund for the same class of shares of another Fund. An exchange is treated as a sale of shares in one Fund and a purchase of shares in another Fund at the NAV next determined after the exchange request is received and accepted by the transfer agent, MassMutual or another intermediary. Exchange requests involving a purchase into any Fund (except the Strategic Bond Fund, Destination Retirement Income Fund and Destination Retirement 2010 Fund), however, will not be accepted if you have already made a purchase followed by a redemption involving the same Fund within the last 60 days. Your right to exchange shares is subject to applicable regulatory requirements or contractual obligations. The Funds may limit, restrict or refuse exchange purchases, if, in the opinion of MassMutual:

•	you have engaged in excessive trading;

•	a Fund receives or expects simultaneous orders affecting significant portions of the Fund’s assets;

•	a pattern of exchanges occurs which coincides with a market timing strategy; or

•	the Fund would be unable to invest the funds effectively based on its investment objectives and policies, or if the Fund would be adversely affected.

–  201  –

The Funds reserve the right to modify or terminate the exchange privilege as described above on 60 days written notice.

The Funds do not accept purchase, redemption or exchange orders or compute their NAVs on days when the NYSE is closed. This includes: weekends, Good Friday and all federal holidays other than Columbus Day and Veterans Day. Certain foreign markets may be open on days when the Funds do not accept orders or price their shares. As a result, the NAV of a Fund’s shares may change on days when you will not be able to buy or sell shares.

How to Invest

When you buy shares of a Fund through an agreement with MassMutual, your agreement will describe how you need to submit buy, sell and exchange orders. Purchase orders must be accompanied by sufficient funds. You can pay by check or Federal Funds wire transfer. You must submit any buy, sell or exchange orders in “good form” as described in your agreement.

Frequent Trading Policies

Purchases and exchanges of shares of the Funds should be made for investment purposes only. The Funds do not accommodate excessive trading and/or market timing activity. Excessive trading and/or market timing activity involving the Funds can disrupt the management of the Funds. These disruptions can result in increased expenses and can have an adverse effect on fund performance.

MassMutual has adopted policies and procedures to help identify those individuals or entities MassMutual determines may be engaging in excessive trading and/or market timing trading activities. MassMutual monitors trading activity to enforce these procedures. However, those who engage in such activities may employ a variety of techniques to avoid detection. Therefore, despite MassMutual’s efforts to prevent excessive trading and/or market timing trading activities, there can be no assurance that MassMutual will be able to identify all those who trade excessively or employ a market timing strategy and curtail their trading in every instance.

The monitoring process involves scrutinizing transactions in fund shares that exceed certain monetary thresholds or numerical limits within a specified period of time. Trading activity identified by either, or a combination, of these factors, or as a result of any other information actually available at the time, will be evaluated to determine whether such activity might constitute excessive trading and/or market timing activity. When trading activity is determined by a Fund or MassMutual, in their sole discretion, to be excessive in nature, certain account-related privileges, such as the ability to place purchase, redemption and exchange orders over the internet, may be suspended for such account.

–  202  –

Determining Net Asset Value

Each Fund calculates the NAV of each of its classes of shares by dividing the total value of the assets attributable to that class, less the liabilities attributable to that class, by the number of shares of that class that are outstanding. Shares are valued as of the close of regular trading on the NYSE each day the NYSE is open. The NYSE normally closes at 4:00 p.m. Eastern Time, but may close earlier on some days. The Funds will not price their shares on days when the NYSE is closed.

Equity securities are valued on the basis of information furnished by a pricing service, which provides the last reported sale price for securities listed on a national securities exchange or the official closing price on the NASDAQ National Market System, or in the case of over-the-counter securities for which an official closing price is unavailable or not reported on the NASDAQ System, the last reported bid price. Debt securities (other than short-term obligations) are valued on the basis of valuations furnished by a pricing service, which determines valuations taking into account factors such as institutional-size trading in similar securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. Short-term debt securities are valued at either amortized cost or at original cost plus accrued interest, whichever approximates current market value. Shares of other open-end mutual funds are valued at their closing NAVs as reported on each business day. Swaps are marked to market daily based on values provided by third-party vendors or market makers to the extent available or based on model prices. Valuations provided by third-party vendors and representative bids provided by market makers may be determined on the basis of a variety of factors, such as broker quotations, financial modeling, and other market data, such as market indexes and yield curves, counterparty information, and foreign exchange rates.

Investments for which market quotations are not available or for which a pricing service or vendor does not provide a valuation, or for which such market quotations or valuations are considered by the investment adviser to be unreliable (including, for example, certain foreign securities, thinly-traded securities, initial public offerings, or securities whose values may have been affected by a significant event) are stated at fair valuations determined by the Funds’ Valuation Committee in accordance with procedures approved by the Trustees, and under the ultimate supervision of the Trustees. It is possible that fair value prices will be used by the Funds to a significant extent. The value determined for an investment using the Funds’ fair value guidelines may differ from recent market prices for the investment and may be significantly different from the value realized upon such asset’s sale.

Portfolio securities traded on more than one national securities exchange are valued at the last price on the business day at the close of the exchange representing the principal market for such securities. All assets and liabilities expressed in foreign currencies are converted into U.S. dollars at the mean between the buying and selling rates of such currencies against the U.S. dollar at the end of each business day.

The Funds may invest in foreign securities that are traded principally in foreign markets and that trade on weekends and other days when the Funds do not price their shares. As a result, the value of the Funds’ portfolio securities may change on days when the prices of the Funds’ shares are not calculated. The prices of the Funds’ shares will reflect any such changes when the prices of the Funds’ shares are next calculated, which is the next day the NYSE is open. The Funds may use fair value pricing more frequently for securities primarily traded in foreign markets because, among other things, most foreign markets close well before the Funds value their securities. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. The Funds’ investments may be priced based on fair values provided by a third-party fair valuation vendor, based on certain factors and methodologies applied by such vendor, in the event that there is movement in the U.S. market that exceeds a specific threshold established by the Funds’ Valuation Committee pursuant to guidelines established by the Trustees, and under the ultimate supervision of the Trustees.

The Funds’ valuation methods are more fully described in the SAI.

–  203  –

Taxation and Distributions

Each Fund intends to qualify each year as a regulated investment company under Subchapter M of the Code. A Fund’s intention to qualify as a regulated investment company may limit its ability to make certain investments, including without limitation, direct investments in commodities and certain commodity-related instruments. As a regulated investment company, a Fund will not be subject to Federal income taxes on its ordinary income and net realized capital gains that are distributed in a timely manner to its shareholders. However, a Fund’s failure to qualify as a regulated investment company would result in corporate level taxation, and consequently, a reduction in income available for distribution to shareholders. In addition, a Fund that fails to distribute at least 98% of its ordinary income for a calendar year plus 98% of its capital gain net income recognized during the one-year period ending October 31 (or later if the Fund is permitted to elect and so elects) generally will be subject to a 4% excise tax on the undistributed amount. Certain investors, including most tax qualified plan investors, may be eligible for preferential Federal income tax treatment on distributions received from a Fund and dispositions of Fund shares. This Prospectus does not attempt to describe such preferential tax treatment. Any prospective investor that is a trust or other entity eligible for special tax treatment under the Code that is considering purchasing shares of a Fund, including either directly or indirectly through a life insurance company separate investment account, should consult its tax advisers about the Federal, state, local and foreign tax consequences particular to it, as should persons considering whether to have amounts held for their benefit by such trusts or other entities invested in shares of a Fund.

Investors are generally subject to Federal income taxes on distributions received in respect of their shares. Taxes on distributions of capital gains are determined by how long a Fund owned the investments that generated them, rather than by how long the shareholder held the shares. Distributions of a Fund’s ordinary income and short-term capital gains (i.e. gains from capital assets held for one year or less) are taxable to a shareholder as ordinary income whether received in cash or additional shares. Certain designated dividends may be eligible for the dividends-received deduction for corporate shareholders. Designated capital gain dividends (relating to gains from the sale of capital assets held by a Fund for more than one year) are taxable as long-term capital gains in the hands of an investor whether distributed in cash or additional shares. For taxable years beginning before January 1, 2011, distributions of investment income designated by a Fund as derived from “qualified dividend income” will be taxed in the hands of individuals at the rates applicable to long-term capital gain, provided that holding period and other requirements are met at both the shareholder and Fund level. Fixed income funds generally do not expect a significant portion of their distributions to be derived from qualified dividend income. Long-term capital gain rates applicable to individuals have been temporarily reduced, in general to 15%, with lower rates applying to taxpayers in the 10% and 15% rate brackets, for taxable years beginning before January 1, 2011.

The nature of each Fund’s distributions will be affected by its investment strategies. A Fund whose investment return consists largely of interest, dividends and capital gains from short-term holdings will distribute largely ordinary income. A Fund whose return comes largely from the sale of long-term holdings will distribute largely capital gain dividends. Distributions are taxable to a shareholder even though they are paid from income or gains earned by a Fund prior to the shareholder’s investment and thus were included in the price paid by the shareholder for his or her shares.

Each Fund intends to pay out as dividends substantially all of its net investment income (which comes from dividends and any interest it receives from its investments). Each Fund also intends to distribute substantially all of its net realized long- and short-term capital gains, if any, after giving effect to any available capital loss carryovers. Distributions, if any, for each Fund are declared and paid at least annually. Distributions may be taken either in cash or in additional shares of the respective Fund at the Fund’s NAV on the first business day after the record date for the distribution, at the option of the shareholder.

Any gain resulting from an exchange or redemption of an investor’s shares in a Fund will generally be subject to tax. A loss incurred with respect to shares of a Fund held for six months or less will be treated as a long-term capital loss to the extent of long-term capital gains dividends received with respect to such shares.

A Fund’s investments in foreign securities may be subject to foreign withholding or other taxes. In that

–  204  –

case, the Fund’s yield on those securities would be decreased. Shareholders of the Funds other than the Diversified International Fund and the Overseas Fund, however, generally will not be entitled to claim a credit or deduction with respect to such foreign taxes. Each of the Diversified International Fund and the Overseas Fund may be able to elect to “pass through” to its shareholders foreign income taxes that it pays, in which case a shareholder must include its share of those taxes in gross income as a distribution from the Fund and the shareholder will be allowed to claim a credit (or a deduction, if the shareholder itemizes deductions) for such amounts on its federal tax return subject to certain limitations.

In addition, a Fund’s investments in foreign securities (including fixed income securities and derivatives) or foreign currencies may increase or accelerate the Fund’s recognition of ordinary income and may affect the timing, amount, or character of the Fund’s distributions.

In general, dividends (other than capital gain dividends) paid by a Fund to a person who is not a “United States person” within the meaning of the Code (a “foreign person”) are generally subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate). However, effective for taxable years of a Fund beginning before January 1, 2010, a Fund generally is not required to withhold any amounts with respect to distributions of (i) U.S.-source interest income that, in general, would not be subject to U.S. federal income tax if earned directly by an individual foreign person, and (ii) net short-term capital gains in excess of net long-term capital losses, in each case to the extent such distributions are properly designated by the Fund. The Funds do not intend to make such dividend designations. Capital gain dividends generally will not be subject to withholding.

The discussion above is very general. Shareholders should consult their tax adviser for more information about the effect that an investment in a Fund could have on their own tax situation, including possible state, local and foreign taxes. Also, as noted above, this discussion does not apply to Fund shares held through tax-exempt retirement plans.

–  205  –

Financial Highlights

The financial highlights tables are intended to help you understand the Funds’ financial performance for the past 5 years (or shorter periods for newer Funds). The Destination Retirement 2015 Fund, Destination Retirement 2025 Fund, Destination Retirement 2035 Fund and Destination Retirement 2045 Fund each commenced operations on April 1, 2010 and therefore do not have financial results. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the Funds’ financial statements, is included in the Funds’ Annual Report, which is available on request.

MASSMUTUAL SELECT STRATEGIC BOND FUND

–  206  –

MASSMUTUAL SELECT STRATEGIC BOND FUND

–  207  –

MASSMUTUAL SELECT STRATEGIC BOND FUND

–  208  –

MASSMUTUAL SELECT STRATEGIC BALANCED FUND

–  209  –

MASSMUTUAL SELECT STRATEGIC BALANCED FUND

–  210  –

MASSMUTUAL SELECT STRATEGIC BALANCED FUND

–  211  –

MASSMUTUAL SELECT GLOBAL ALLOCATION FUND

–  212  –

MASSMUTUAL SELECT DIVERSIFIED VALUE FUND

–  213  –

MASSMUTUAL SELECT DIVERSIFIED VALUE FUND

–  214  –

MASSMUTUAL SELECT DIVERSIFIED VALUE FUND

–  215  –

MASSMUTUAL SELECT FUNDAMENTAL VALUE FUND

–  216  –

MASSMUTUAL SELECT FUNDAMENTAL VALUE FUND

–  217  –

MASSMUTUAL SELECT FUNDAMENTAL VALUE FUND

–  218  –

MASSMUTUAL SELECT VALUE EQUITY FUND

–  219  –

MASSMUTUAL SELECT VALUE EQUITY FUND

–  220  –

MASSMUTUAL SELECT VALUE EQUITY FUND

–  221  –

MASSMUTUAL SELECT LARGE CAP VALUE FUND

–  222  –

MASSMUTUAL SELECT LARGE CAP VALUE FUND

–  223  –

MASSMUTUAL SELECT LARGE CAP VALUE FUND

–  224  –

MASSMUTUAL SELECT INDEXED EQUITY FUND

–  225  –

MASSMUTUAL SELECT INDEXED EQUITY FUND

–  226  –

MASSMUTUAL SELECT INDEXED EQUITY FUND

–  227  –

MASSMUTUAL SELECT CORE OPPORTUNITIES FUND

–  228  –

MASSMUTUAL SELECT CORE OPPORTUNITIES FUND

–  229  –

MASSMUTUAL SELECT CORE OPPORTUNITIES FUND

–  230  –

MASSMUTUAL SELECT BLUE CHIP GROWTH FUND

–  231  –

MASSMUTUAL SELECT BLUE CHIP GROWTH FUND

–  232  –

MASSMUTUAL SELECT BLUE CHIP GROWTH FUND

–  233  –

MASSMUTUAL SELECT LARGE CAP GROWTH FUND

–  234  –

MASSMUTUAL SELECT LARGE CAP GROWTH FUND

–  235  –

MASSMUTUAL SELECT LARGE CAP GROWTH FUND

–  236  –

MASSMUTUAL SELECT AGGRESSIVE GROWTH FUND

–  237  –

MASSMUTUAL SELECT AGGRESSIVE GROWTH FUND

–  238  –

MASSMUTUAL SELECT AGGRESSIVE GROWTH FUND

–  239  –

MASSMUTUAL SELECT NASDAQ-100 FUND

–  240  –

MASSMUTUAL SELECT NASDAQ-100 FUND

–  241  –

MASSMUTUAL SELECT NASDAQ-100 FUND

–  242  –

MASSMUTUAL SELECT FOCUSED VALUE FUND

–  243  –

MASSMUTUAL SELECT FOCUSED VALUE FUND

–  244  –

MASSMUTUAL SELECT FOCUSED VALUE FUND

–  245  –

MASSMUTUAL SELECT MID-CAP VALUE FUND

–  246  –

MASSMUTUAL SELECT MID-CAP VALUE FUND

–  247  –

MASSMUTUAL SELECT MID-CAP VALUE FUND

–  248  –

MASSMUTUAL SELECT SMALL CAP VALUE EQUITY FUND

–  249  –

MASSMUTUAL SELECT SMALL CAP VALUE EQUITY FUND

–  250  –

MASSMUTUAL SELECT SMALL CAP VALUE EQUITY FUND

–  251  –

MASSMUTUAL SELECT SMALL COMPANY VALUE FUND

–  252  –

MASSMUTUAL SELECT SMALL COMPANY VALUE FUND

–  253  –

MASSMUTUAL SELECT SMALL COMPANY VALUE FUND

–  254  –

MASSMUTUAL SELECT MID CAP GROWTH EQUITY FUND

–  255  –

MASSMUTUAL SELECT MID CAP GROWTH EQUITY FUND

–  256  –

MASSMUTUAL SELECT MID CAP GROWTH EQUITY FUND

–  257  –

MASSMUTUAL SELECT MID CAP GROWTH EQUITY II FUND

–  258  –

MASSMUTUAL SELECT MID CAP GROWTH EQUITY II FUND

–  259  –

MASSMUTUAL SELECT MID CAP GROWTH EQUITY II FUND

–  260  –

MASSMUTUAL SELECT SMALL CAP GROWTH EQUITY FUND

–  261  –

MASSMUTUAL SELECT SMALL CAP GROWTH EQUITY FUND

–  262  –

MASSMUTUAL SELECT SMALL CAP GROWTH EQUITY FUND

–  263  –

MASSMUTUAL SELECT SMALL COMPANY GROWTH FUND

–  264  –

MASSMUTUAL SELECT SMALL COMPANY GROWTH FUND

–  265  –

MASSMUTUAL SELECT SMALL COMPANY GROWTH FUND

–  266  –

MASSMUTUAL SELECT EMERGING GROWTH FUND

–  267  –

MASSMUTUAL SELECT EMERGING GROWTH FUND

–  268  –

MASSMUTUAL SELECT EMERGING GROWTH FUND

–  269  –

MASSMUTUAL SELECT DIVERSIFIED INTERNATIONAL FUND

–  270  –

MASSMUTUAL SELECT DIVERSIFIED INTERNATIONAL FUND

–  271  –

MASSMUTUAL SELECT DIVERSIFIED INTERNATIONAL FUND

–  272  –

MASSMUTUAL SELECT OVERSEAS FUND

–  273  –

MASSMUTUAL SELECT OVERSEAS FUND

–  274  –

MASSMUTUAL SELECT OVERSEAS FUND

–  275  –

MASSMUTUAL SELECT DESTINATION RETIREMENT INCOME FUND

–  276  –

MASSMUTUAL SELECT DESTINATION RETIREMENT INCOME FUND

–  277  –

MASSMUTUAL SELECT DESTINATION RETIREMENT INCOME FUND

–  278  –

MASSMUTUAL SELECT DESTINATION RETIREMENT 2010 FUND

–  279  –

MASSMUTUAL SELECT DESTINATION RETIREMENT 2010 FUND

–  280  –

MASSMUTUAL SELECT DESTINATION RETIREMENT 2010 FUND

–  281  –

MASSMUTUAL SELECT DESTINATION RETIREMENT 2020 FUND

–  282  –

MASSMUTUAL SELECT DESTINATION RETIREMENT 2020 FUND

–  283  –

MASSMUTUAL SELECT DESTINATION RETIREMENT 2020 FUND

–  284  –

MASSMUTUAL SELECT DESTINATION RETIREMENT 2030 FUND

–  285  –

MASSMUTUAL SELECT DESTINATION RETIREMENT 2030 FUND

–  286  –

MASSMUTUAL SELECT DESTINATION RETIREMENT 2030 FUND

–  287  –

MASSMUTUAL SELECT DESTINATION RETIREMENT 2040 FUND

–  288  –

MASSMUTUAL SELECT DESTINATION RETIREMENT 2040 FUND

–  289  –

MASSMUTUAL SELECT DESTINATION RETIREMENT 2040 FUND

–  290  –

MASSMUTUAL SELECT DESTINATION RETIREMENT 2050 FUND

–  291  –

MASSMUTUAL SELECT DESTINATION RETIREMENT 2050 FUND

–  292  –

Performance for Similar Accounts

Similar account performance for some of the subadvisers is provided solely to illustrate that subadviser’s performance in managing portfolios with investment objectives, policies and investment strategies substantially similar to the portion of the Fund managed by the subadviser. The Funds’ performance would have differed due to factors such as differences in cash flows into and out of each Fund, differences in fees and expenses, and differences in portfolio size and investments. Similar account performance is not indicative of future rates of return. Prior performance of the subadvisers is no indication of future performance of any of the Funds. In addition, for all of the subadvisers, as applicable, the private account portfolios are not registered with the SEC and therefore are not subject to the limitations, diversification requirements and other restrictions to which the Funds, as registered mutual funds, are subject. The performance of the private accounts may have been adversely affected if they had been registered with the SEC.

MassMutual Select Global Allocation Fund

Performance for a Similar Account managed by the Portfolio Managers

The bar chart illustrates the variability of returns achieved by the portfolio managers for an account with investment objectives, policies and investment strategies substantially similar to that of the Fund. The performance does not represent the historical performance of the Fund and should not be interpreted as being indicative of future performance of the Fund.

During the periods shown above, the highest quarterly return was 6.19% for the quarter ended March 31, 2006 and the lowest was
-12.14% for the quarter ended September 30, 2009.

Average Annual Total Returns for a Similar Account managed by the Portfolio Managers*

(for the periods ended December 31, 2009)

The table compares investment results for an account managed by the portfolio managers with investment objectives, policies and investment strategies substantially similar to that of the Fund to an index measuring the broad market over different time periods.

	One Year	Since Inception (01/02/06)
BlackRock Mutual Fund
Class S*	-20.36%	2.63%
Class Y*	-20.44%	2.53%
Class L*	-20.56%	2.37%
Class A*	-25.32%	0.12%
Class N*	-21.80%	1.82%

Financial Times Stock Exchange (FTSE) World Index^	-40.91%	-7.21%
S&P 500 Index^	-37.00%	-8.36%
Financial Times Stock Exchange (FTSE) World Index (ex-U.S.) Equities^	-44.09%	-6.29%
Merrill Lynch Treasury Index GAO^	13.28%	8.75%
Citigroup Non-USD World Government Bond Index^	10.11%	9.49%

* Performance shown is from a mutual fund managed by the portfolio managers of the Fund for BlackRock Advisors, LLC, an affiliate of BlackRock, with substantially similar investment objectives, policies and investment strategies as the Fund and without significant client-imposed restrictions, adjusted to reflect the fees and expenses of each of the Fund’s share classes, including sales loads. The investment returns assume the reinvestment of dividends and capital gains distributions. The bar chart is based on Class S expenses. The performance is of the BlackRock Global Allocation Fund (“BlackRock Fund”), which is registered under the 1940 Act, and is provided solely to illustrate the performance of the portfolio managers in managing such a portfolio. Mr. Stattman has been the BlackRock Fund’s senior portfolio manager since 2002. Mr. Chamby and Mr. Roldan have managed the BlackRock Fund since 2004 and 2006, respectively. Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges. The Fund’s performance may have differed due to factors such as differences in cash flows into and out of the Fund, differences in fees and expenses, and differences in portfolio size and investments. Similar fund performance is not indicative of future rates of return and is no indication of future performance of the Fund.

^ Reflects no deduction for fees, expenses or taxes.

–  293  –

MassMutual Select Core Opportunities Fund

Victory Prior Performance for Similar Accounts*

The bar chart illustrates the variability of returns achieved by Victory for all accounts with investment objectives, policies and investment strategies substantially similar to that of the Fund. The composite performance does not represent the historical performance of the Fund and should not be interpreted as being indicative of future performance of the Fund.

During the periods shown above, the highest quarterly return was 19.90% for the quarter ended June 30, 2003 and the lowest was
-24.57% for the quarter ended December 31, 2008.

Victory Average Annual Total Returns for Similar Accounts*

(for the periods ended December 31, 2009)

The table compares Victory’s investment results for all accounts with investment objectives, policies and investment strategies substantially similar to that of the Fund to an index measuring the broad market over different time periods.

	One Year	Five Years	Ten Years
Victory Composite
Class S*	-37.25%	-0.90%	2.26%
Class Y*	-37.31%	-0.96%	2.20%
Class L*	-37.41%	-1.10%	2.06%
Class A*	-41.16%	-2.49%	1.22%
Class N*	-38.76%	-1.60%	1.53%

S&P 500 Index (reflects no deduction for fees, expenses or taxes)	-37.00%	-2.19%	-1.38%

* Performance shown is a composite of all discretionary, fee paying portfolios managed by Victory with substantially similar investment objectives, policies and investment strategies as the Fund and without significant client-imposed restrictions, adjusted to reflect the fees and expenses of each of the Fund’s share classes, including sales loads. Some of the portfolios are mutual funds registered under the 1940 Act and some are private accounts. The investment returns assume the reinvestment of dividends and capital gains distributions. The bar chart is based on Class S expenses. The composite performance is provided solely to illustrate Victory’s performance in managing such a portfolio and does not represent the historical performance of the MassMutual Select Core Opportunities Fund and should not be interpreted as being indicative of the future performance of the Fund. Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges. The composite of portfolios was not subject to all of the investment restrictions to which the Fund will be subject, including restrictions imposed by the 1940 Act and the Code, and no assurance can be given that the Fund’s performance would not have been lower had it been in operation during the periods for which composite portfolio performance information is shown. The Fund’s performance may have differed due to factors such as differences in cash flows into and out of the Fund, differences in fees and expenses, and differences in portfolio size and investments. Prior performance of Victory is not indicative of future rates of return and is no indication of future performance of the Fund.

MassMutual Select Mid-Cap Value Fund

Cooke & Bieler Prior Performance for Similar Accounts*

The bar chart illustrates the variability of returns achieved by Cooke & Bieler for all accounts with investment objectives, policies and investment strategies substantially similar to that of the Fund. The composite performance does not represent the historical performance of the Fund and should not be interpreted as being indicative of future performance of the Fund.

During the periods shown above, the highest quarterly return was 20.78% for the quarter ended June 30, 1999 and the lowest was
-23.27% for the quarter ended December 31, 2008.

–  294  –

Cooke & Bieler Average Annual Total Returns for Similar Accounts*

(for the periods ended December 31, 2009)

The table compares Cooke & Bieler’s investment results for all accounts with investment objectives, policies and investment strategies substantially similar to that of the Fund to that of an index measuring the broad market over different time periods.

	One Year	Five Years		Ten Years
Cooke & Bieler Composite
Class Y*	-32.95%	-	2.08%	7.36%
Class L*	-33.05%	-	2.22%	7.21%
Class A*	-37.06%	-	3.60%	6.34%
Class N*	-34.43%	-	2.74%	6.68%

Russell Midcap Value Index (reflects no deduction for fees, expenses or taxes)	-38.44%		0.33%	4.44%

* Performance shown is a composite of all discretionary, fee paying portfolios managed by Cooke & Bieler with substantially similar investment objectives, policies and investment strategies and without significant client-imposed restrictions, adjusted to reflect the fees and expenses of the Fund’s Y, L, A and N share classes, including sales loads. Some of the portfolios are mutual funds registered under the 1940 Act and some are private accounts. The investment returns assume the reinvestment of dividends and capital gains distributions. The bar chart is based on Class Y expenses. The composite performance is provided solely to illustrate Cooke & Bieler’s performance in managing such a portfolio and does not represent the historical performance of the MassMutual Select Mid-Cap Value Fund and should not be interpreted as being indicative of the future performance of the Fund. Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges. The composite of portfolios was not subject to all of the investment restrictions to which the Fund will be subject, including restrictions imposed by the 1940 Act and the Code, and no assurance can be given that the Fund’s performance would not have been lower had it been in operation during the periods for which composite portfolio performance information is shown. The Fund’s performance may have differed due to factors such as differences in cash flows into and out of the Fund, differences in fees and expenses, and differences in portfolio size and investments. Prior performance of Cooke & Bieler is not indicative of future rates of return and is no indication of future performance of the Fund.

MassMutual Select Small Cap Value Equity Fund

Wellington Management and Barrow Hanley Prior Performance for Similar Accounts*

The bar chart illustrates the variability of returns achieved by each subadviser for accounts with investment objectives, policies and investment strategies substantially similar to that of the Fund. The composite performance does not represent the historical performance of the Fund and should not be interpreted as being indicative of future performance of the Fund.

	Highest Quarter	Lowest Quarter
Wellington Management Composite	8.03% 4Q 2006	-21.79% 4Q 2008
Barrow Hanley Composite	24.79% 2Q 2003	-31.62% 4Q 2008

Wellington Management and Barrow Hanley Average Annual Total Returns for Similar Accounts*

(for the periods ended December 31, 2009)

The table compares each subadviser’s investment results for all accounts with investment objectives, policies and investment strategies substantially similar to that of the Fund to that of an index measuring the broad market over different time periods.

	One Year	Since Inception (05/02/05)
Wellington Management Composite
Class Y*	-27.07	-0.25
Class L*	-27.18	-0.40
Class A*	-31.54	-2.23
Class N*	-28.32	-0.94

Russell 2000 Value Index^	-28.92	-2.53

	One Year	Five Years	Ten Years
Barrow Hanley Composite
Class Y*	-41.18	-2.24	5.64
Class L*	-41.27	-2.39	5.49
Class A*	-44.79	-3.78	4.60
Class N*	-42.21	-2.92	4.92

Russell 2000 Value Index^	-28.92	0.27	6.11

–  295  –

* Each subadviser’s similar account performance is a composite of all portfolios managed by that subadviser with substantially similar investment objectives, policies and investment strategies as the Fund and without significant client-imposed restrictions, adjusted to reflect the fees and expenses of the Fund’s Y, L, A and N share classes, including sales loads. The bar chart is based on Class Y expenses. Wellington Management and Barrow Hanley replaced SSgA Funds Management, Inc. as the Fund’s subadviser on October 5, 2009. The composite performance is provided solely to illustrate the performance of the portfolio managers in managing such a portfolio and does not represent the historical performance of the MassMutual Select Small Cap Value Equity Fund and should not be interpreted as being indicative of the future performance of the Fund. Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges. The composite of portfolios was not subject to all of the investment restrictions to which the Fund will be subject, including restrictions imposed by the 1940 Act and the Code, and no assurance can be given that the Fund’s performance would not have been lower had it been in operation during the periods for which composite portfolio performance information is shown. The Fund’s performance may have differed due to factors such as differences in cash flows into and out of the Fund, differences in fees and expenses, and differences in portfolio size and investments. Prior performance is not indicative of future rates of return and is no indication of future performance of the Fund.

^ Reflects no deduction for fees, expenses or taxes.

MassMutual Select Diversified International Fund

AllianceBernstein

Prior Performance for Similar Accounts*

The bar chart illustrates the variability of returns achieved by AllianceBernstein for all accounts with investment objectives, policies and investment strategies substantially similar to that of the Fund. The composite performance does not represent the historical performance of the Fund and should not be interpreted as being indicative of future performance of the Fund.

During the periods shown above, the highest quarterly return was 22.72% for the quarter ended June 30, 2003 and the lowest was
-27.58% for the quarter ended December 31, 2008.

AllianceBernstein Average Annual

Total Returns for Similar Accounts*

(for the periods ended December 31, 2009)

The table compares AllianceBernstein’s investment results for all accounts with investment objectives, policies and investment strategies substantially similar to that of the Fund to that of an index measuring the broad market over different time periods.

	One Year		Five Years	Ten Years
AllianceBernstein Composite
Class S*	-	51.90%	1.12%	3.90%
Class Y*	-	51.95%	1.03%	3.80%
Class L*	-	51.99%	0.96%	3.73%
Class A*	-	54.87%	-0.44%	2.86%
Class N*	-	53.27%	0.48%	3.20%

				Since Inception (01/02/01)
MSCI ACWI Ex-U.S. (reflects no deduction for fees or expenses)	-	45.53%	2.56%	1.09%

* Performance shown is a composite of all discretionary, fee paying institutional accounts managed by AllianceBernstein with substantially similar investment objectives, policies and investment strategies and without significant client-imposed restrictions, adjusted to reflect the fees and expenses of each of the Fund’s share classes, including sales loads. Some of the portfolios are mutual funds registered under the 1940 Act, and some are private accounts. The investment returns assume the reinvestment of dividends and capital gains distributions. The bar chart is based on Class S expenses. The composite performance is provided solely to illustrate AllianceBernstein’s performance in managing such a portfolio and does not represent the historical performance of the MassMutual Select Diversified International Fund and should not be interpreted as being indicative of the future performance of the Fund. Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges. The composite of portfolios was not subject to all of the investment restrictions to which the Fund will be subject, including restrictions imposed by the 1940 Act and the Code, and no assurance can be given that the Fund’s performance would not have been lower had it been in operation during the periods for which composite portfolio performance information is shown. The Fund’s performance may have differed due to factors such as differences in cash flows into and out of the Fund, differences in fees and expenses, and differences in portfolio size and investments. Prior performance of AllianceBernstein is not indicative of future rates of return and is no indication of future performance of the Fund.

–  296  –

Index Descriptions

The Barclays Capital U.S. Aggregate Bond Index is an unmanaged index of fixed-rate investment-grade securities with at least one year to maturity, combining the Barclays Capital U.S. Treasury Bond Index, the Barclays Capital U.S. Government-Related Bond Index, the Barclays Capital U.S. Corporate Bond Index and the Barclays Capital U.S. Securitized Bond Index. The Index does not reflect any deduction for fees, expenses or taxes and cannot be purchased directly by investors.

The Citigroup Non-USD World Government Bond Index is a widely recognized, unmanaged market capitalization-weighted index of debt securities of major foreign government bond markets excluding the U.S. The Index does not reflect any deduction for fees, expenses or taxes and cannot be purchased directly by investors.

The Custom Balanced Index comprises the S&P 500, MSCI EAFE and Barclays Capital U.S. Aggregate Bond Indexes. The weightings of each index are 45%, 20% and 35%, respectively. The Index does not reflect any deduction for fees, expenses or taxes and cannot be purchased directly by investors.

The Custom Destination Income Index comprises the MSCI EAFE, Dow Jones Wilshire 5000 (full cap), Barclays Capital U.S. Aggregate Bond and T-Bill Indexes. The weightings of each index can vary depending on the weightings of the underlying mutual funds composing the Destination Retirement Income Fund. The Index does not reflect any deduction for fees, expenses or taxes and cannot be purchased directly by investors.

The Custom Destination 2010 Index comprises the MSCI EAFE, Dow Jones Wilshire 5000 (full cap), Barclays Capital U.S. Aggregate Bond and T-Bill Indexes. The weightings of each index can vary depending on the weightings of the underlying mutual funds composing the Destination Retirement 2010 Fund. The Index does not reflect any deduction for fees, expenses or taxes and cannot be purchased directly by investors.

The Custom Destination 2020 Index comprises the MSCI EAFE, Dow Jones Wilshire 5000 (full cap) and Barclays Capital U.S. Aggregate Bond Indexes. The weightings of each index can vary depending on the weightings of the underlying mutual funds composing the Destination Retirement 2020 Fund. The Index does not reflect any deduction for fees, expenses or taxes and cannot be purchased directly by investors.

The Custom Destination 2030 Index comprises the MSCI EAFE, Dow Jones Wilshire 5000 (full cap) and Barclays Capital U.S. Aggregate Bond Indexes. The weightings of each index can vary depending on the weightings of the underlying mutual funds composing the Destination Retirement 2030 Fund. The Index does not reflect any deduction for fees, expenses or taxes and cannot be purchased directly by investors.

The Custom Destination 2040 Index comprises the MSCI EAFE and Dow Jones Wilshire 5000 (full cap) Indexes. The weightings of each index can vary depending on the weightings of the underlying mutual funds composing the Destination Retirement 2040 Fund. The Index does not reflect any deduction for fees, expenses or taxes and cannot be purchased directly by investors.

The Custom Destination 2050 Index comprises the MSCI EAFE and Dow Jones Wilshire 5000 (full cap) Indexes. The weightings of each index can vary depending on the weightings of the underlying mutual funds composing the Destination Retirement 2050 Fund. The Index does not reflect any deduction for fees, expenses or taxes and cannot be purchased directly by investors.

The Dow Jones Wilshire 5000 Total Market Index measures the performance of all U.S. headquartered equity securities with readily available price data. Over 5,000 capitalization-weighted security returns are used to adjust the index. The Index does not reflect any deduction for fees, expenses or taxes and cannot be purchased directly by investors.

The Financial Times Stock Exchange (FTSE) World Index is a broad-based capitalization-weighted index comprised of 2,200 equities from 24 countries in 12 regions, including the United States. The Index does not reflect any deduction for fees, expenses or taxes and cannot be purchased directly by investors.

–  297  –

The Financial Times Stock Exchange (FTSE) World Index (ex-U.S.) Equities is an unmanaged capitalization-weighted index comprised of 1,630 companies in 28 countries, excluding the United States. The Index does not reflect any deduction for fees, expenses or taxes and cannot be purchased directly by investors.

The Lipper Balanced Fund Index is an unmanaged, equally weighted index of the 30 largest mutual funds within each of the investment objective categories for the Balanced Fund. The Index does not reflect any deduction for fees, expenses or taxes and cannot be purchased directly by investors.

The Merrill Lynch Treasury Index GAO is an unmanaged index designed to track the total return of the current coupon five-year U.S. Treasury bond. The Index does not reflect any deduction for fees, expenses or taxes and cannot be purchased directly by investors.

The Morgan Stanley Capital International, Inc. (MSCI) All Country World Index (ACWI) ex-U.S. is an unmanaged index representative of stocks domiciled in global developed and emerging markets, excluding the United States. The Index does not reflect any deductions for fees or expenses and can be purchased directly by investors.

The Morgan Stanley Capital International, Inc. (MSCI) Europe, Australasia, Far East (EAFE) Index is a widely recognized, unmanaged index representative of equity securities in developed markets, excluding the U.S. and Canada. The Index does not reflect any deduction for fees or expenses and cannot be purchased directly by investors.

The NASDAQ-100 Index is a registered service mark of the NASDAQ Stock Market, Inc. (“NASDAQ”). The NASDAQ-100 Index is composed and calculated by NASDAQ without regard to the Fund. NASDAQ makes no warranty, express or implied, regarding, and bears no liability with respect to, the NASDAQ-100 Index or its use of any data included therein. The Index does not reflect any deduction for fees, expenses or taxes and cannot be purchased directly by investors.

91-day Treasury Bills are unmanaged and do not reflect any deduction for fees, expenses or taxes. Treasury Bills are backed by the full faith and credit of the United States Government and offer a fixed rate of interest, while the Fund’s shares are not guaranteed.

The Russell Midcap Growth Index is a widely recognized, unmanaged index that measures the performance of those Russell Midcap companies (representing mid-capitalization U.S. common stocks) with higher price-to-book ratios and forecasted growth rates. The Index does not reflect any deduction for fees, expenses or taxes and cannot be purchased directly by investors.

The Russell Midcap Value Index is a widely recognized, unmanaged index which measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000 Value Index. The Index does not reflect any deduction for fees, expenses or taxes and cannot be purchased directly by investors.

The Russell 1000 Index is a widely recognized, unmanaged index representing the performance of common stocks of larger capitalized U.S. companies. The Index does not reflect any deduction for fees, expenses or taxes and cannot be purchased directly by investors.

The Russell 1000 Growth Index is an unmanaged index consisting of those Russell 1000 securities (representing the 1000 largest U.S. companies based on market capitalization) with greater than average growth orientation that tend to exhibit higher price-to-book ratios and forecasted growth values than securities in the value universe. The Index does not reflect any deduction for fees, expenses or taxes and cannot be purchased directly by investors.

The Russell 1000 Value Index is an unmanaged index consisting of those Russell 1000 securities (representing the 1000 largest U.S. companies, based on market capitalization) with greater than average value orientation that tend to exhibit lower price-to-book ratios and forecasted growth values than securities in the growth universe. The Index does not reflect any deduction for fees, expenses or taxes and cannot be purchased directly by investors.

–  298  –

The Russell 2000 Index is a widely recognized, unmanaged index representative of common stocks of smaller capitalized U.S. companies. The Index does not reflect any deduction for fees, expenses or taxes and cannot be purchased directly by investors.

The Russell 2000 Growth Index is a widely recognized, unmanaged index that measures the performance of those Russell 2000 Index companies (representing small-capitalization U.S. common stocks) with higher price-to-book ratios and forecasted growth rates. The Index does not reflect any deduction for fees, expenses or taxes and cannot be purchased directly by investors.

The Russell 2000 Value Index is a widely recognized, unmanaged index that measures the performance of those Russell 2000 Index Companies with lower price-to-book ratios and lower forecasted growth rates. The Index does not reflect any deduction for fees, expenses or taxes and cannot be purchased directly by investors.

The S&P 500 Index is a widely recognized, unmanaged index representative of common stocks of larger capitalized U.S. companies. The Index does not reflect any deduction for fees, expenses or taxes and cannot be purchased directly by investors.

–  299  –

MASSMUTUAL SELECT FUNDS

1295 State Street

Springfield, Massachusetts 01111

Learning More About the Funds

You can learn more about the Funds by reading the Funds’ Annual and Semiannual Reports and the SAI. This information is available free upon request. In the Annual and Semiannual Reports, you will find a discussion of market conditions and investment strategies that significantly affected each Fund’s performance during the period covered by the Report and a listing of each Fund’s portfolio securities as of the end of such period. The SAI provides additional information about the Funds and will provide you with more detail regarding the organization and operation of the Funds, including their investment strategies. The SAI is incorporated by reference into this Prospectus and is therefore legally considered a part of this Prospectus.

How to Obtain Information

From MassMutual Select Funds:  You may request information about the Funds (including the Annual/Semiannual Reports and the SAI) or make shareholder inquiries by calling 1-888-309-3539 or by writing MassMutual Select Funds c/o Massachusetts Mutual Life Insurance Company, 1295 State Street, Springfield, Massachusetts 01111-0111, Attention: Retirement Services Marketing. You may also obtain copies of the Annual/Semiannual Reports and the SAI free of charge at http://www.massmutual.com/retire.

From the SEC:  You may review and copy information about the Funds (including the SAI) at the SEC’s Public Reference Room in Washington, D.C. (call 1-202-551-8090 for information regarding the operation of the SEC’s public reference room). You can get copies of this information, upon payment of a copying fee, by writing to the SEC’s Public Reference Section, Washington, D.C. 20549-0102 or by electronic request at publicinfo@sec.gov. Alternatively, if you have access to the Internet, you may obtain information about the Funds from the SEC’s EDGAR database on its Internet site at http://www.sec.gov.

When obtaining information about the Funds from the SEC, you may find it useful to reference the Funds’ SEC file number: 811-8274.

MASSMUTUAL SELECT FUNDS

1295 State Street

Springfield, Massachusetts 01111

STATEMENT OF ADDITIONAL INFORMATION

THIS STATEMENT OF ADDITIONAL INFORMATION (“SAI”) IS NOT A PROSPECTUS. IT SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS OF MASSMUTUAL SELECT FUNDS (THE “TRUST”) DATED APRIL 1, 2010, AS AMENDED FROM TIME TO TIME (THE “PROSPECTUS”). THIS SAI INCORPORATES HEREIN THE FINANCIAL STATEMENTS OF THE FUNDS BY REFERENCE TO THE FUNDS’ ANNUAL REPORT AS OF DECEMBER 31, 2009 (THE “ANNUAL REPORT”). TO OBTAIN A PROSPECTUS OR AN ANNUAL REPORT, CALL TOLL-FREE 1-888-309-3539, OR WRITE THE TRUST AT THE ABOVE ADDRESS.

This SAI relates to the following Funds:

Fund Name	Class S		Class Y		Class L		Class A		Class N		Class Z
MassMutual Select Strategic Bond Fund	MBSSX		MBSYX		MSBLX		MSBAX		MSBNX
MassMutual Select Strategic Balanced Fund	MSTSX		MSTYX		MTSLX		MTSAX		MTSNX
MassMutual Select Global Allocation Fund	MGSSX		MGSYX		MGSLX		MGJAX		MGSNX
MassMutual Select Diversified Value Fund	MDVSX		MDVYX		MDDLX		MDDAX		MDVNX
MassMutual Select Fundamental Value Fund	MVUSX		MFUYX		MFULX		MFUAX		MFUNX
MassMutual Select Value Equity Fund	MVESX		MVEYX		MMVLX		MMVAX		MMVNX
MassMutual Select Large Cap Value Fund	MLVSX		MMLYX		MLVLX		MMLAX		MLVNX
MassMutual Select Indexed Equity Fund	MMIEX		MIEYX		MMILX		MIEAX		MMINX		MIEZX
MassMutual Select Core Opportunities Fund	MMOSX		MMOYX		MMOLX		MMTAX		MMONX
MassMutual Select Blue Chip Growth Fund	MBCSX		MBCYX		MBCLX		MBCGX		MBCNX
MassMutual Select Large Cap Growth Fund	MLGSX		MLGYX		MLGLX		MLGAX		MLGNX
MassMutual Select Aggressive Growth Fund	MGRSX		MAGYX		MAGLX		MMAAX		MMANX
MassMutual Select NASDAQ-100® Fund	MOTCX		MOTYX		MOTLX		MOTAX		MOTNX
MassMutual Select Focused Value Fund	MFVSX		MMFYX		MMFVX		MFVAX		MFVNX
MassMutual Select Mid-Cap Value Fund	MLUSX		MLUYX		MLULX		MLUAX		MLUNX
MassMutual Select Small Cap Value Equity Fund	MMQSX		MMQYX		MMQLX		MMQAX		MMQNX
MassMutual Select Small Company Value Fund	MSVSX		MMVYX		MMYLX		MMYAX		MSVNX
MassMutual Select Mid Cap Growth Equity Fund	MCGSX		MCGYX		MMGLX		MMMAX		MMGNX
MassMutual Select Mid Cap Growth Equity II Fund	MGRFX		MEFYX		MMELX		MEFAX		MEFNX
MassMutual Select Small Cap Growth Equity Fund	MSGSX		MSCYX		MSGLX		MMGEX		MSGNX
MassMutual Select Small Company Growth Fund	MSCSX		MMCYX		MMCLX		MRWAX		MMCNX
MassMutual Select Emerging Growth Fund	MEESX		MEGYX		MEGLX		MMEGX		MEGNX
MassMutual Select Diversified International Fund	MMZSX		MMZYX		MMZLX		MMZAX		MMZNX
MassMutual Select Overseas Fund	MOSSX		MOSYX		MOSLX		MOSAX		MOSNX
MassMutual Select Destination Retirement Income Fund	MDRSX		MDRYX		MDRLX		MRDAX		MDRNX
MassMutual Select Destination Retirement 2010 Fund	MRXSX		MRXYX		MRXLX		MRXAX		MRXNX
MassMutual Select Destination Retirement 2015 Fund	[	]	[	]	[	]	[	]	[	]
MassMutual Select Destination Retirement 2020 Fund	MRTSX		MRTYX		MRTLX		MRTAX		MRTNX
MassMutual Select Destination Retirement 2025 Fund	[	]	[	]	[	]	[	]	[	]
MassMutual Select Destination Retirement 2030 Fund	MRYSX		MRYYX		MYRLX		MRYAX		MRYNX
MassMutual Select Destination Retirement 2035 Fund	[	]	[	]	[	]	[	]	[	]
MassMutual Select Destination Retirement 2040 Fund	MFRSX		MRFYX		MRFLX		MRFAX		MFRNX
MassMutual Select Destination Retirement 2045 Fund	[	]	[	]	[	]	[	]	[	]
MassMutual Select Destination Retirement 2050 Fund	MMTSX		MMRYX		MMRLX		MMARX		MMRNX

No dealer, salesman or any other person has been authorized to give any information or to make any representations, other than those contained in this SAI or in the related Prospectus, in connection with the offer contained herein, and, if given or made, such other information or representation must not be relied upon as having been authorized by the Trust or MML Distributors, LLC (the “Distributor”). This SAI and the related Prospectus do not constitute an offer by the Trust or by the Distributor to sell or a solicitation of any offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful to make such offer in such jurisdiction.

Dated April 1, 2010

GENERAL INFORMATION

MassMutual Select Funds (the “Trust”) is a professionally managed, open-end investment company. This SAI describes the following 34 separate series of the Trust: (1) MassMutual Select Strategic Bond Fund (“Strategic Bond Fund”), (2) MassMutual Select Strategic Balanced Fund (“Strategic Balanced Fund”), (3) MassMutual Select Global Allocation Fund (“Global Allocation Fund”), (4) MassMutual Select Diversified Value Fund (“Diversified Value Fund”), (5) MassMutual Select Fundamental Value Fund (“Fundamental Value Fund”), (6) MassMutual Select Value Equity Fund (“Value Equity Fund”), (7) MassMutual Select Large Cap Value Fund (“Large Cap Value Fund”) (8) MassMutual Select Indexed Equity Fund (“Indexed Equity Fund”), (9) MassMutual Select Core Opportunities Fund (“Core Opportunities Fund”), (10) MassMutual Select Blue Chip Growth Fund (“Blue Chip Growth Fund”), (11) MassMutual Select Large Cap Growth Fund (“Large Cap Growth Fund”), (12) MassMutual Select Aggressive Growth Fund (“Aggressive Growth Fund”), (13) MassMutual Select NASDAQ-100® Fund (“NASDAQ-100 Fund”), (14) MassMutual Select Focused Value Fund (“Focused Value Fund”), (15) MassMutual Select Mid-Cap Value Fund (“Mid-Cap Value Fund”), (16) MassMutual Select Small Cap Value Equity Fund (“Small Cap Value Equity Fund”), (17) MassMutual Select Small Company Value Fund (“Small Company Value Fund”), (18) MassMutual Select Mid Cap Growth Equity Fund (“Mid Cap Growth Equity Fund”), (19) MassMutual Select Mid Cap Growth Equity II Fund (“Mid Cap Growth Equity II Fund”), (20) MassMutual Select Small Cap Growth Equity Fund (“Small Cap Growth Equity Fund”), (21) MassMutual Select Small Company Growth Fund (“Small Company Growth Fund”), (22) MassMutual Select Emerging Growth Fund (“Emerging Growth Fund”), (23) MassMutual Select Diversified International Fund (“Diversified International Fund”), (24) MassMutual Select Overseas Fund (“Overseas Fund”), (25) MassMutual Select Destination Retirement Income Fund (“Destination Retirement Income Fund”), (26) MassMutual Select Destination Retirement 2010 Fund (“Destination Retirement 2010 Fund”), (27) MassMutual Select Destination Retirement 2015 Fund (“Destination Retirement 2015 Fund”), (28) MassMutual Select Destination Retirement 2020 Fund (“Destination Retirement 2020 Fund”), (29) MassMutual Select Destination Retirement 2025 Fund (“Destination Retirement 2025 Fund”), (30) MassMutual Select Destination Retirement 2030 Fund (“Destination Retirement 2030 Fund”), (31) MassMutual Select Destination Retirement 2035 Fund (“Destination Retirement 2035 Fund”), (32) MassMutual Select Destination Retirement 2040 Fund (“Destination Retirement 2040 Fund”), (33) MassMutual Select Destination Retirement 2045 Fund (“Destination Retirement 2045 Fund”) and (34) MassMutual Select Destination Retirement 2050 Fund (“Destination Retirement 2050 Fund”) (each individually referred to as a “Fund” or collectively as the “Funds”). Currently, the Trustees have authorized a total of 34 separate series. Additional series may be created by the Trustees from time-to-time.

The Trust is organized under the laws of The Commonwealth of Massachusetts as a Massachusetts business trust pursuant to an Agreement and Declaration of Trust dated May 28, 1993, as amended from time to time (the “Declaration of Trust”). The investment adviser for each of the Funds is Massachusetts Mutual Life Insurance Company (“MassMutual”). The subadvisers for the Strategic Bond Fund are Western Asset Management Company (“Western Asset”), located at 385 East Colorado Blvd, Pasadena, California 91101 and Western Asset Management Company Limited (“Western Asset Limited”), located at 10 Exchange Square, Primrose Street London EC2A 2EN, United Kingdom. The subadvisers for the Strategic Balanced Fund are J.P. Morgan Investment Management Inc. (“J.P. Morgan”), located at 245 Park Avenue, New York, New York 10167, Western Asset and Western Asset Limited. The subadviser for the Global Allocation Fund is BlackRock Investment Management, LLC (“BlackRock”), located at 800 Scudders Mill Road, Plainsboro, New Jersey 08536. The subadvisers for the Diversified Value Fund are Brandywine Global Investment Management, LLC (“Brandywine Global”), located at 2929 Arch Street, 8th Floor, Philadelphia, Pennsylvania 19104 and Loomis, Sayles & Company, L.P. (“Loomis Sayles”) located at One Financial Center, Boston, Massachusetts 02111. The subadviser for the Fundamental Value Fund is Wellington Management Company, LLP (“Wellington Management”), located at 75 State Street, Boston, Massachusetts 02109. The subadviser for the Value Equity Fund is Pyramis Global Advisors, LLC (“Pyramis”), located at 900 Salem Street, Smithfield, Rhode Island 02917. The subadviser for the Large Cap Value Fund is Davis Selected Advisers, L.P. (“Davis”), located at 2949 East Elvira Road, Suite 101, Tucson, Arizona 85756. The subadviser for the Indexed Equity Fund is Northern Trust Investments, N.A. (“NTI”), located at 50 South LaSalle Street, Chicago, Illinois 60603. The subadviser for the Core Opportunities Fund is Victory Capital Management Inc. (“Victory”), located at 127 Public Square, Cleveland, Ohio 44114. The subadviser for the Blue Chip Growth Fund is T. Rowe Price Associates, Inc. (“T. Rowe Price”), located at 100 East Pratt Street, Baltimore, Maryland 21202. The subadviser for the Large Cap Growth Fund is Rainier Investment Management, Inc. (“Rainier”), located at 601 Union Street, Seattle, Washington 98101. The subadvisers for the Aggressive Growth Fund are Sands Capital Management, LLC (“Sands Capital”), located at 1101 Wilson Boulevard, Suite 2300, Arlington, Virginia 22209 and Delaware Management Company (“DMC”), located at 2005 Market Street, Philadelphia, Pennsylvania 19103. The subadviser for the NASDAQ-100 Fund is NTI. The subadviser for the Focused Value Fund is Harris Associates LP (“Harris”), located at 2 North LaSalle Street, Chicago, Illinois 60602. The subadvisers for the Mid-Cap Value Fund are Cooke & Bieler, L.P. (“Cooke & Bieler”), located at 1700 Market Street, Suite 3222, Philadelphia, Pennsylvania 19103 and Systematic Financial Management, L.P. (“Systematic”), located at 300 Frank W. Burr Boulevard, Glenpointe East, 7th Floor, Teaneck, New Jersey 07666. The subadvisers for the Small Cap Value Equity Fund are Barrow, Hanley, Mewhinney & Strauss, Inc. (“Barrow Hanley”), located at JPMorgan Chase Tower, 2200 Ross Avenue, 31st Floor, Dallas, Texas 75201 and Wellington Management. The subadvisers for the Small Company Value Fund are Federated Clover Investment Advisors (“Federated Clover”), located at 400 Meridian Centre, Suite 200, Rochester, New York 14618, T. Rowe Price and EARNEST Partners, LLC (“Earnest Partners”), located at 1180 Peachtree Street, Suite 2300, Atlanta, Georgia 30309. The subadvisers for the Mid Cap Growth Equity Fund are Wellington Management and Turner Investment Partners, Inc. (“Turner”), located at 1205 Westlakes Drive, Suite 100, Berwyn, Pennsylvania 19312. The subadviser for the Mid Cap Growth Equity II Fund is T. Rowe Price. The subadvisers for the Small Cap Growth Equity Fund are Waddell & Reed Investment Management Company (“Waddell & Reed”), located at 6300 Lamar, Overland Park, Kansas 66202 and Wellington Management. The subadvisers for the Small Company Growth Fund are The Boston Company Asset Management, LLC (“The Boston Company”), located at BNY Mellon Center, 201 Washington Street, Boston, Massachusetts 02108 and Eagle Asset Management, Inc. (“Eagle”), located at 880 Carillon Parkway, St. Petersburg, Florida 33716. The subadvisers for the Emerging Growth Fund are Essex Investment Management Company, LLC (“Essex”), located at 125 High Street, 29th Floor, Boston, Massachusetts 02110 and at 1603 Orrington Avenue, Suite 990, Evanston, Illinois 60201 and Insight Capital Research & Management, Inc. (“Insight Capital”), located at 2121 N. California Blvd., Suite 560, Walnut Creek, California 94596. The subadviser for the Diversified International Fund is AllianceBernstein L.P. (“AllianceBernstein”), located at 1345 Avenue of the Americas, New York, New York 10105. The subadvisers for the Overseas Fund are AllianceBernstein, Harris and Massachusetts Financial Services Company (“MFS”), located at 500 Boylston Street, Boston, Massachusetts 02116.

ADDITIONAL INVESTMENT POLICIES

Each Fund has a distinct investment objective which it pursues through separate investment policies, as described in the Prospectus and below. The fundamental investment policies and fundamental investment restrictions of a Fund may not be changed without the vote of a majority of that Fund’s outstanding voting securities (which, under the Investment Company Act of 1940, as amended (the “1940 Act”) and the rules thereunder and as used in this SAI and in the Prospectus, means the lesser of (l) 67% of the shares of that Fund present at a meeting if the holders of more than 50% of the outstanding shares of that Fund are present in person or by proxy, or (2) more than 50% of the outstanding shares of that Fund). The Board of Trustees of the Trust (the “Board”) may adopt new or amend or delete existing non-fundamental investment policies and restrictions without shareholder approval. There is no guarantee that any Fund will achieve its investment objective.

The following discussion elaborates on the presentation of each Fund’s investment policies contained in the Prospectus. Unless otherwise specified, each Fund may engage in the investment practices and techniques described below to the extent consistent with such Fund’s investment objective and fundamental investment restrictions. Not all Funds necessarily will utilize all or any of these practices and techniques at any one time. Investment policies and restrictions described below are non-fundamental and may be changed by the Trustees without shareholder approval, unless otherwise noted. For a description of the ratings of corporate debt securities and money market instruments in which the various Funds may invest, reference should be made to the Appendix.

Each Destination Retirement Fund seeks to achieve its investment objective by investing in a combination of domestic and international mutual funds sponsored by MassMutual or its affiliates (“Underlying Funds”)1 using an asset allocation strategy. In managing their portfolios of investments, the Underlying Funds may purchase various securities, investment related instruments and make use of various investment techniques, including, but not limited to, those described below. For purposes of the Destination Retirement Funds, except as otherwise stated, references on the following pages to “the Funds,” “each Fund” or “a Fund” may relate to the Funds, one or more Underlying Funds, or both.

Strategic Balanced Fund

While the Fund’s target allocation is 60% equity securities and 40% fixed income securities, the Fund expects to maintain, under normal circumstances, a minimum of 25% equity securities and 25% fixed income securities.

Investments in the Select Cayman Fund

The Global Allocation Fund may attempt to earn qualifying income under applicable tax rules from commodities and commodities-related investments by investing up to 25% of its total assets in the MassMutual Select Cayman Global Allocation Fund I, Ltd. (the “Select Cayman Fund”); the Select Cayman Fund will be a wholly owned subsidiary of the Global Allocation Fund formed in the Cayman Islands, seeking to invest primarily in commodity-related instruments. MassMutual will be the investment adviser and BlackRock will be the subadviser for the Select Cayman Fund. The Select Cayman Fund (unlike the Global Allocation Fund) will be able to invest without limitation in commodity-related instruments. The Select Cayman Fund will be a company organized under the laws of the Cayman Islands, and will be overseen by its own board of directors. The Global Allocation Fund will be the sole shareholder of the Select Cayman Fund, and shares of the Select Cayman Fund will not be sold or offered to other investors.

The Select Cayman Fund is expected to invest primarily in commodity-related instruments. BlackRock will subadvise the assets of the Select Cayman Fund. MassMutual will provide investment management and administrative services to the Select Cayman Fund. The Select Cayman Fund is also expected to enter into separate contracts for the provision of custody, transfer agency, and audit services with the same or with affiliates of the same service providers that provide those services to the Global Allocation Fund.

The financial statements of the Select Cayman Fund will be consolidated with the Trust’s Annual and Semiannual Reports provided to shareholders. The Trust’s Annual and Semiannual Reports are distributed to shareholders.

The Select Cayman Fund will not be registered under the 1940 Act, and will not be subject to all the investor protections of the 1940 Act. However, the Global Allocation Fund will wholly own and control the Select Cayman Fund, and the Global Allocation Fund and the Select Cayman Fund will both be subadvised by BlackRock. The Trust’s Board of Trustees has oversight responsibility for the investment activities of the Global Allocation Fund, including its investment in the Select Cayman Fund, and the Global Allocation Fund’s role as sole shareholder of the Select Cayman Fund.

Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Global Allocation Fund and/or the Select Cayman Fund to operate as described in the Global Allocation Fund’s Prospectus and this SAI and could adversely affect the Global Allocation Fund. For example, the Cayman Islands does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or

(1)	Underlying Funds can include MassMutual Select Funds, MassMutual Premier Funds (which are advised by MassMutual) and Oppenheimer Funds (advised by OppenheimerFunds, Inc. (“OFI”)). OFI is a majority owned, indirect subsidiary of MassMutual.

withholding tax on the Select Cayman Fund. If Cayman Islands law changes such that the Select Cayman Fund must pay Cayman Islands taxes, Global Allocation Fund shareholders would likely suffer decreased investment returns.

As described under “Taxation,” below, in order for the Global Allocation Fund to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), the Global Allocation Fund must derive at least 90 percent of its gross income each taxable year from certain qualifying sources of income. Direct investments in commodities and certain commodity-related instruments generally do not, under published Internal Revenue Service (“IRS”) guidance, produce qualifying income. The Global Allocation Fund, however, intends to gain exposure to the commodities markets through its investment in the Select Cayman Fund. The Global Allocation Fund has applied for a private letter ruling from the IRS confirming that income derived from the Global Allocation Fund’s investment in the Select Cayman Fund will constitute qualifying income to the Global Allocation Fund. Although the IRS has issued a series of such private letter rulings, there can be no assurance that the IRS will grant the Global Allocation Fund’s private letter ruling request.

It is expected that the Select Cayman Fund will not be subject to U.S. federal income tax. However, the Select Cayman Fund will be considered a controlled foreign corporation, and the Global Allocation Fund will be required to include as income annually amounts earned by the Select Cayman Fund during the taxable year. Moreover, the Global Allocation Fund will be subject to certain distribution requirements under the Code with respect to such income regardless of whether the Select Cayman Fund makes distributions to the Global Allocation Fund. In order to satisfy those distribution requirements, in some years the Global Allocation Fund may have to distribute cash obtained from sources other than the Select Cayman Fund.

Indexed Equity Fund and NASDAQ-100 Fund

The Indexed Equity Fund and the NASDAQ-100 Fund attempt to match the risk and return characteristics of the S&P 500® Index or the NASDAQ-100 Index®, respectively, as closely as possible. These Funds may employ a statistical sampling technique known as “optimization,” which is described below, in an attempt to match the risk and return characteristics of the Index as closely as possible. The Indexed Equity Fund generally invests in securities of the companies in the S&P 500 Index in proportion to their index weightings. The Fund’s subadviser, NTI, seeks a correlation of 98% or better between the performance of the Fund, before expenses, and the S&P 500 Index. A figure of 100% would indicate perfect correlation.

Optimization.    The Indexed Equity Fund may not hold every one of the stocks in the S&P 500 Index and the NASDAQ-100 Fund may not hold every one of the stocks in the NASDAQ-100 Index. In an effort to run an efficient and effective strategy, each Fund may use the process of “optimization,” a statistical sampling technique. This will be most pronounced for the NASDAQ-100 Fund when the Fund does not have enough assets to be fully invested in all securities in the NASDAQ-100 Index. Optimization entails that the Funds first buy the stocks that make up the larger portions of the relevant Index’s value in roughly the same proportion as the Index. Second, smaller stocks are analyzed and selected. In selecting smaller stocks, the subadviser tries to match the industry and risk characteristics of all of the smaller companies in the Index without buying all of those stocks. This approach attempts to maximize the Fund’s liquidity and returns while minimizing its costs.

Each of the Indexed Equity Fund and the NASDAQ-100 Fund will generally invest at least 80% of its assets in stocks of companies included in the S&P 500 Index or the NASDAQ-100 Index, respectively. These Funds may hold up to 20% of their assets in short-term debt securities, money market instruments and stock index futures and options. Futures and options are considered derivatives because they “derive” their value from a traditional security (like a stock or bond), asset or index. The Indexed Equity Fund and the NASDAQ-100 Fund intend to buy futures in anticipation of buying stocks. Futures and options on futures contracts are used as a low-cost method of gaining exposure to a particular securities market without investing directly in those securities. The Indexed Equity Fund and the NASDAQ-100 Fund also invest in derivatives to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the stock market.

Tracking Error.    There are several reasons why the performance of the Indexed Equity Fund or the NASDAQ-100 Fund may not track its respective Index exactly. Unlike an Index, these Funds incur administrative expenses and transaction costs in trading stocks. In addition, the composition of the Index and corresponding Fund’s portfolio may occasionally diverge. Furthermore, the timing and magnitude of cash inflows from investors buying shares could create balances of uninvested cash for a Fund. Conversely, the timing and magnitude of cash outflows to investors selling shares could require ready reserves of uninvested cash. Either situation would likely cause the Funds’ performance to deviate from the “fully invested” Index.

Disclaimer.    The Indexed Equity Fund is not sponsored, endorsed, sold or promoted by Standard & Poor’s® (“S&P®”). S&P makes no representation or warranty, express or implied, to the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the S&P 500 Index to track general stock market performance. S&P’s only relationship to the Fund is the licensing of certain trademarks and trade names of S&P without regard to the Fund. S&P has no obligation to take the needs of the Fund into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the Fund’s shares or the timing of the issuance or sale of the Fund’s shares or in the determination or calculation of the equation by which the Fund’s shares are to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Fund’s shares.

S&P does not guarantee the accuracy and/or the completeness of the S&P 500 Index or any data included therein and S&P shall have no liability for any errors, omissions, or interruptions therein. S&P makes no warranty, express or implied, as to results to be obtained by the Fund, or any other person or entity from the use of the S&P 500 Index or any data included therein. S&P makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the S&P 500 Index or any data included therein. Without limiting any of the foregoing, in no event shall S&P have any liability for any special, punitive, indirect, or consequential damages (including lost profits), even if notified of the possibility of such damages.

The NASDAQ-100 Fund is not sponsored, endorsed, sold or promoted by the NASDAQ Stock Market, Inc. or its affiliates (together with its affiliates, “NASDAQ”). NASDAQ has not passed on the legality or suitability of, or the accuracy or adequacy of descriptions and disclosures relating to, the Fund contained in the Prospectus or this SAI. NASDAQ makes no representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly, or the ability of the NASDAQ-100 Index to track general stock market performance. NASDAQ’s only relationship to the Fund is in the licensing of the NASDAQ®, NASDAQ-100® and NASDAQ-100 Index trademarks, and certain trade names of NASDAQ and the use of the NASDAQ-100 Index, which is determined, composed and calculated by NASDAQ without regard to the Fund. NASDAQ has no obligation to take the needs of the Fund or the owners of the Fund into consideration in determining, composing or calculating the NASDAQ-100 Index. NASDAQ is not responsible for, and has not participated in, the determination of the timing of, prices at, or quantities of the Fund to be issued or in the determination or calculation of the net asset value (“NAV”) of the Fund’s shares. NASDAQ has no liability in connection with the administration, marketing or trading of the Fund.

NASDAQ DOES NOT GUARANTEE THE ACCURACY AND/OR UNINTERRUPTED CALCULATION OF THE NASDAQ-100 INDEX OR ANY DATA INCLUDED THEREIN. NASDAQ MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE FUND, OWNERS OF THE FUND’S SHARES, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE NASDAQ-100 INDEX OR ANY DATA INCLUDED THEREIN. NASDAQ MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE NASDAQ-100 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL NASDAQ HAVE ANY LIABILITY FOR ANY LOST

PROFITS OR SPECIAL, INCIDENTAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES, EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

Asset-Based Securities

[Certain Funds] may invest in debt, preferred or convertible securities, the principal amount, redemption terms or conversion terms of which are related to the market price of some natural resource asset such as gold bullion. These securities are referred to as “asset-based securities.” A Fund will purchase only asset-based securities that are rated, or are issued by issuers that have outstanding debt obligations rated, investment grade (for example, AAA, AA, A or BBB by Standard & Poor’s Ratings Group (“S&P”) or Fitch Ratings (“Fitch”), or Baa by Moody’s Investors Service, Inc. (“Moody’s”) or commercial paper rated A-1 by S&P or Prime-1 by Moody’s) or by issuers that the investment adviser or subadviser has determined to be of similar creditworthiness. Obligations ranked in the fourth highest rating category, while considered “investment grade,” may have certain speculative characteristics and may be more likely to be downgraded than securities rated in the three highest rating categories. If an asset-based security is backed by a bank letter of credit or other similar facility, the investment adviser or subadviser may take such backing into account in determining the creditworthiness of the issuer. While the market prices for an asset-based security and the related natural resource asset generally are expected to move in the same direction, there may not be perfect correlation in the two price movements. Asset-based securities may not be secured by a security interest in or claim on the underlying natural resource asset. The asset-based securities in which a Fund may invest may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. Certain asset-based securities may be payable at maturity in cash at the stated principal amount or, at the option of the holder, directly in a stated amount of the asset to which it is related. In such instance, because no Fund presently intends to invest directly in natural resource assets, a Fund would sell the asset-based security in the secondary market, to the extent one exists, prior to maturity if the value of the stated amount of the asset exceeds the stated principal amount and thereby realize the appreciation in the underlying asset.

Precious Metal-Related Securities. A Fund may invest in the equity securities of companies that explore for, extract, process or deal in precious metals (e.g., gold, silver and platinum), and in asset-based securities indexed to the value of such metals. Such securities may be purchased when they are believed to be attractively priced in relation to the value of a company’s precious metal-related assets or when the values of precious metals are expected to benefit from inflationary pressure or other economic, political or financial uncertainty or instability. Based on historical experience, during periods of economic or financial instability the securities of companies involved in precious metals may be subject to extreme price fluctuations, reflecting the high volatility of precious metal prices during such periods. In addition, the instability of precious metal prices may result in volatile earnings of precious metal-related companies, which may, in turn, adversely affect the financial condition of such companies.

The major producers of gold include the Republic of South Africa, Russia, Canada, the United States, Brazil and Australia. Sales of gold by Russia are largely unpredictable and often relate to political and economic considerations rather than to market forces. Economic, financial, social and political factors within South Africa may significantly affect South African gold production.

Banking Relationships

NTI and its affiliates, including its parent Northern Trust Corporation, deal, trade and invest for their own account in the types of securities in which the Indexed Equity Fund and NASDAQ-100 Fund may invest and may have deposit, loan and commercial banking relationships with the issuers of securities purchased by these Funds.

Borrowings

A Fund is required at all times to maintain its assets at a level at least three times the amount of all of its borrowings (the “300% asset coverage test”). Borrowings for this purpose include obligations under any futures contract on a debt obligation. The SEC has taken the position that certain derivative transactions, such as entering into reverse repurchase agreements, engaging in dollar roll transactions, selling securities short (other than short sales “against-the-box”), buying and selling certain derivatives (such as future contracts) and selling (or writing) put and call options, and other trading practices that have a leveraging effect on the capital structure of a fund or are economically equivalent to borrowing can be viewed as borrowing by the fund for purposes of the 1940 Act. A borrowing transaction will not be considered to constitute the issuance of a “senior security” by a fund, and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund (1) maintains an offsetting financial position; (2) segregates liquid assets equal (as determined on a daily mark-to-market basis) in value to the fund’s potential economic exposure under the borrowing transaction; or (3) otherwise “covers” the transaction in accordance with SEC guidance. Any borrowings that come to exceed the 300% asset coverage requirement will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with this requirement.

Cash Positions

Each Fund may hold cash or cash equivalents to provide for expenses and anticipated redemption payments and so that an orderly investment program may be carried out in accordance with the Fund’s investment policies. To provide liquidity, for temporary defensive purposes and to receive a return on uninvested cash during such periods, each Fund may invest in investment grade debt securities, government obligations, or money market instruments or money market mutual funds. In addition to investing for temporary defensive purposes, the equity segment of the Strategic Balanced Fund is permitted to temporarily invest all or a portion of its assets in short-term corporate and government money market instruments, including repurchase agreements with respect to those instruments, when opportunities for capital growth do not appear attractive.

Common and Preferred Stocks

Stocks represent shares of ownership in a company. Generally, preferred stock has a specified dividend and ranks after bonds and before common stocks in its claim on income for dividend payments and on assets should the company be liquidated. After other claims are satisfied, common stockholders participate in company profits on a pro-rata basis. Profits may be paid out in dividends or reinvested in the company to help it grow. Increases and decreases in earnings are usually reflected in a company’s stock price, so common stocks generally have the greatest appreciation and depreciation potential of all corporate securities. While most preferred stocks pay a dividend, preferred stocks may be purchased where the issuer has omitted, or is in the danger of omitting, payment of its dividend. Such investments would be made primarily for their capital appreciation.

Concentration Policy

For purposes of each Fund’s concentration limitation as disclosed in this SAI, the Funds apply such policy to direct investments in the securities of issuers in a particular industry, as determined by a Fund’s investment adviser or subadviser. A Fund’s investment adviser or subadviser may analyze the characteristics of a particular issuer and security and assign an industry or sector classification consistent with those characteristics in the event that the third party classification provider used by the investment adviser or subadviser does not assign a classification or the investment adviser or subadviser, in consultation with the Fund’s Chief Compliance Officer, determines that another industry or sector classification is more appropriate.

Convertible Securities

The Funds may invest in debt or preferred equity securities convertible into, or exchangeable for, common stock at a stated price or rate. Traditionally, convertible securities have paid dividends or interest at rates higher than common stocks but lower than nonconvertible securities. They generally participate in the appreciation or depreciation of the underlying stock into which they are convertible, but to a lesser degree. In recent years, convertibles have been developed which combine higher or lower current income with options and other features. Convertible securities are subject to the risks of debt and equity securities.

Derivatives

General.    Derivatives are financial instruments whose values are based on the values of one or more indicators, such as a security, asset, currency, interest rate, or index. Derivative transactions can create investment leverage and may be highly volatile. It is possible that a derivative transaction will result in a loss greater than the principal amount invested. A Fund may not be able to close out a derivative transaction at a favorable time or price.

A Fund’s use of derivative instruments involves risks different from, and possibly greater than, the risks associated with investing directly in securities and other more traditional investments. Derivative products can be highly specialized instruments that may require investment techniques and risk analyses different from those associated with stocks and bonds. Derivatives are subject to a number of risks, such as potential changes in value in response to interest rate changes or other market developments or as a result of the counterparty’s credit quality and the risk that a derivative transaction may not have the effect a Fund’s investment adviser or subadviser anticipated. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate, or index. Derivative transactions can create investment leverage and may be highly volatile. When a Fund invests in a derivative instrument, it could lose more than the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances, and there can be no assurance that a Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial. Many derivative transactions are entered into “over the counter” (not on an exchange or contract market); as a result, the value of such a derivative transaction will depend on the ability and the willingness of the Fund’s counterparty to perform its obligations under the transaction. A Fund may be required to segregate certain of its assets on the books of its custodian with respect to derivatives transactions entered into by the Fund. A liquid secondary market may not always exist for a Fund’s derivative positions at any time. Use of derivatives may increase the amount and timing of taxes payable by shareholders. Although the use of derivatives is intended to enhance a Fund’s performance, it may instead reduce returns and increase volatility.

No Fund has the obligation to enter into derivatives transactions at any time or under any circumstances. In addition, nothing in this SAI is intended to limit in any way any purpose for which a Fund may enter into any type of derivatives transaction; a Fund may use derivatives transactions for hedging purposes or generally for purposes of enhancing its investment return.

Foreign Currency Exchange Transactions

A Fund may engage in foreign currency exchange transactions for hedging purposes in order to protect against uncertainty in the level of future foreign currency exchange rates, or for other, non-hedging purposes—for example, a Fund may take a long or short position with respect to a foreign currency in which none of the Fund’s assets or liabilities are denominated, or a position in excess of the amount of any such assets or liabilities, in order to take advantage of anticipated changes in the relative values of those currencies. There can be no assurance that appropriate foreign currency transactions will be available for a Fund at any time or that a Fund will enter into such transactions at any time or under any circumstances even if appropriate transactions are available to it. A Fund may purchase or sell a foreign currency on a spot (i.e., cash) basis at the prevailing spot rate in connection with transaction hedging. A Fund may also enter into contracts to purchase or sell foreign currencies at a future date (“forward contracts”) and purchase and sell foreign currency futures contracts. (Foreign currency futures contracts are similar to financial futures contracts, except that they typically contemplate the delivery of foreign currencies; see “Financial Futures Contracts,” below.) A Fund may also purchase or sell options on foreign currencies or options on foreign currency futures contracts.

A Fund may engage in both “transaction hedging” and “position hedging.” When it engages in transaction hedging, a Fund enters into foreign currency transactions with respect to specific receivables or payables of the Fund generally arising in connection with the purchase or sale of its portfolio securities. A Fund may engage in transaction hedging when it desires to “lock in” the U.S. dollar price of a security it has agreed to purchase or sell, or the U.S. dollar equivalent of a dividend or interest payment in a foreign currency. By transaction hedging, a Fund may attempt to protect against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the applicable foreign currency during the period between the date on which the security is purchased or sold or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

When it engages in position hedging, a Fund enters into foreign currency exchange transactions to protect against a decline in the values of the foreign currencies in which securities held by the Fund are denominated or are quoted in their principal trading markets or an increase in the value of currency for securities which the Fund expects to purchase. The precise matching of the amounts of foreign currency exchange transactions and the value of the portfolio securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the values of those securities between the dates the currency exchange transactions are entered into and the dates they mature.

It is impossible to forecast with precision the market value of a Fund’s portfolio securities at the expiration or maturity of a forward or futures contract. Accordingly, it may be necessary for a Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security or securities being hedged is less than the amount of foreign currency a Fund is obligated to deliver and if a decision is made to sell the security or securities and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security or securities of a Fund if the market value of such security or securities exceeds the amount of foreign currency the Fund is obligated to deliver. To offset some of the costs of hedging against fluctuations in currency exchange rates, a Fund may write call options on those currencies.

Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities that a Fund owns or intends to purchase or sell. They simply establish a rate of exchange that one can achieve at some future point in time. Additionally, although these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency, they tend to limit any potential gain which might result from the increase in the value of such currency.

A Fund may also enter into foreign currency transactions to adjust generally the exposure of its portfolio to various foreign currencies. For example, a Fund with a large exposure to securities denominated in euros might want to continue to hold those securities, but to trade its exposure to the euro to exposure to, say, the Japanese Yen. In that case, the Fund might take a short position in the euro and a long position in the Yen. A Fund may also use foreign currency transactions to hedge the value of the Fund’s portfolio against the Fund’s benchmark index.

The value of any currency, including U.S. dollars and foreign currencies, may be affected by complex political and economic factors applicable to the issuing country. In addition, the exchange rates of foreign currencies (and therefore the values of foreign currency options, forward contracts, and futures contracts) may be affected significantly, fixed, or supported directly or indirectly by U.S. and foreign government actions. Government intervention may increase risks involved in purchasing or selling foreign currency options, forward contracts, and futures contracts, since exchange rates may not be free to fluctuate in response to other market forces. Foreign governmental restrictions or taxes could result in adverse changes in the cost of acquiring or disposing of foreign currencies.

Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

There is no systematic reporting of last-sale information for foreign currencies and there is no regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Available quotation information is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market.

Currency Forward and Futures Contracts.    A foreign currency forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract as agreed by the parties, at a price set at the time of the contract. In the case of a cancelable forward contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. The contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades. A foreign currency futures contract is a standardized contract for the future delivery of a specified amount of a foreign currency at a future date at a price set at the time of the contract. Foreign currency futures contracts traded in the United States are designed by and traded on exchanges regulated by the Commodity Futures Trading Commission (the “CFTC”), such as the New York Mercantile Exchange.

Foreign currency forward contracts differ from foreign currency futures contracts in certain respects. For example, the maturity date of a forward contract may be any fixed number of days from the date of the contract agreed upon by the parties, rather than a predetermined date in a given month. Forward contracts may be in any amounts agreed upon by the parties rather than predetermined amounts. Also, forward foreign exchange contracts are traded directly between currency traders so that no intermediary is required. A forward contract generally requires no margin or other deposit.

At the maturity of a forward or futures contract, a Fund may either accept or make delivery of the currency specified in the contract, at or prior to maturity enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract. Closing transactions with respect to futures contracts are effected on a commodities exchange and a clearing corporation associated with the exchange assumes responsibility for closing out such contracts.

Positions in foreign currency futures contracts and related options may be closed out only on an exchange or board of trade which provides a secondary market in such contracts or options. Although a Fund will normally purchase or sell foreign currency futures contracts and related options only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a secondary market on an exchange or board of trade will exist for any particular contract or option or at any particular time. In such event, it may not be possible to close a futures or related option position and, in the event of adverse price movements, a Fund would continue to be required to make daily cash payments of variation margin on its futures positions.

Foreign Currency Options.    Options on foreign currencies operate similarly to options on securities, and are traded primarily in the over-the-counter market, although options on foreign currencies have recently been listed on several exchanges. Such options will be purchased or written only when an investment adviser or subadviser believes that a liquid secondary market exists for such options. There can be no assurance that a liquid secondary market will exist for a particular option at any specific time. Options on foreign currencies are affected by all of those factors which influence exchange rates and investments generally.

The value of a foreign currency option is dependent upon the value of the foreign currency and the U.S. dollar, and may have no relationship to the investment merits of a foreign security.

Foreign Currency Conversion.    Although foreign exchange dealers do not charge a fee for currency conversion, they do realize a profit based on the difference (the “spread”) between prices at which they buy and sell various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should a Fund desire to resell that currency to the dealer.

Foreign Currency Swap Agreements.    A Fund may invest in currency swaps to protect against adverse changes in exchange rates between the U.S. dollar and other currencies or as a means of making indirect investments in foreign currencies. Currency swaps involve the individually negotiated exchange by a Fund with another party of a series of payments in specified currencies in amounts determined pursuant to the terms of the swap agreement. (See “Swap Agreements and Options on Swap Agreements,” below.)

Financial Futures Contracts

A Fund may enter into futures contracts, including interest rate futures contracts, securities index futures contracts, and futures contracts on fixed income securities (collectively referred to as “financial futures contracts”).

A Fund may use interest rate futures contracts to adjust the interest rate sensitivity (duration) of its portfolio or the credit exposure of the portfolio. Interest rate futures contracts obligate the long or short holder to take or make delivery of a specified quantity of a financial instrument, such as a specific fixed-income security, during a specified future period at a specified price.

A Fund may use index futures contracts to hedge against broad market risks to its portfolio or to gain broad market exposure when it holds uninvested cash or as an inexpensive substitute for cash investments directly in securities or other assets. Securities index futures contracts are contracts to buy or sell units of a securities index at a specified future date at a price agreed upon when the contract is made and are settled in cash.

The following example illustrates generally the manner in which index futures contracts operate. The Standard & Poor’s 100 Stock Index (the “S&P 100 Index”) is composed of 100 selected common stocks, most of which are listed on the New York Stock Exchange (the “NYSE”). The S&P 100 Index assigns relative weightings to the common stocks included in the Index, and the Index fluctuates with changes in the market values of those common stocks. In the case of the S&P 100 Index, contracts are to buy or sell 100 units. Thus, if the value of the S&P 100 Index were $180, one contract would be worth $18,000 (100 units x $180). The stock index futures contract specifies that no delivery of the actual stocks making up the index will take place. Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price and the actual level of the stock index at the expiration of the contract. For example, if a Fund enters into a stock index futures contract to buy 100 units of the S&P 100 Index at a specified future date at a contract price of $180 and the S&P 100 Index is at $184 on that future date, the Fund will gain $400 (100 units x gain of $4). If the Fund enters into a stock index futures contract to sell 100 units of the stock index at a specified future date at a contract price of $180 and the S&P 100 Index is at $182 on that future date, the Fund will lose $200 (100 units x loss of $2).

Positions in financial futures contracts may be closed out only on an exchange or board of trade which provides a secondary market for such futures.

There are special risks associated with entering into financial futures contracts. The skills needed to use financial futures contracts effectively are different from those needed to select a Fund’s investments. There may be an imperfect correlation between the price movements of financial futures contracts and the price movements of the securities in which a Fund invests. There is also a risk that a Fund will be unable to close a position in a financial futures contract when desired because there is no liquid secondary market for it.

The risk of loss in trading financial futures contracts can be substantial due to the low margin deposits required and the extremely high degree of leverage involved in futures pricing. Relatively small price movements in a financial futures contract could have an immediate and substantial impact, which may be favorable or unfavorable to a Fund. It is possible for a price-related loss to exceed the amount of a Fund’s margin deposit.

Although some financial futures contracts by their terms call for the actual delivery or acquisition of securities at expiration, in most cases the contractual commitment is closed out before expiration. The offsetting of a contractual obligation is accomplished by purchasing (or selling as the case may be) on a commodities or futures exchange an identical financial futures contract calling for delivery in the same month. Such a transaction, if effected through a member of an exchange, cancels the obligation to make or take delivery of the securities. A Fund will incur brokerage fees when it purchases or sells financial futures contracts, and will be required to maintain margin deposits. If a liquid secondary market does not exist when a Fund wishes to close out a financial futures contract, it will not be able to do so and will continue to be required to make daily cash payments of variation margin in the event of adverse price movements.

Each Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (the “CEA”) and, therefore, is not subject to registration or regulation as a pool operator under the CEA.

Margin Payments.    When a Fund purchases or sells a financial futures contract, it is required to deposit with the broker an amount of cash, U.S. Treasury bills, or other permissible collateral equal to a small percentage of the amount of the financial futures contract. This amount is known as “initial margin.” The nature of initial margin is different from that of margin in security transactions in that it does not involve borrowing money to finance transactions. Rather, initial margin is similar to a performance bond or good faith deposit that is returned to a Fund upon termination of the contract, assuming the Fund satisfies its contractual obligations.

Subsequent payments to and from the broker occur on a daily basis in a process known as “marking to market.” These payments are called “variation margin” and are made as the value of the underlying financial futures contract fluctuates. For example, when a Fund sells an index futures contract and the price of the underlying index rises above the delivery price, the Fund’s position declines in value. The Fund then pays the broker a variation margin payment equal to the difference between the delivery price of the index futures contract and the value of the index underlying the index futures contract. Conversely, if the price of the underlying index falls below the delivery price of the contract, the Fund’s futures position increases in value. The broker then must make a variation margin payment equal to the difference between the delivery price of the index futures contract and the value of the index underlying the index futures contract.

When a Fund terminates a position in a financial futures contract, a final determination of variation margin is made, additional cash is paid by or to the Fund, and the Fund realizes a loss or a gain. Such closing transactions involve additional commission costs.

Options on Financial Futures Contracts.    A Fund may purchase and write call and put options on financial futures contracts. An option on a financial futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a financial futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option. Upon exercise of the option, the holder would assume the underlying futures position and would receive a variation margin payment of cash or securities approximating the increase in the value of the holder’s option position. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

Special Risks of Transactions in Financial Futures Contracts and Related Options.    Financial futures contracts entail risks. The risks associated with purchasing and writing put and call options on financial futures contracts can be influenced by the market for financial futures contracts. An increase in the market value of a financial futures contract on which the Fund has written an option may cause the option to be exercised. In this situation, the benefit to a Fund would be limited to the value of the exercise price of the option and, if a Fund closes out the option, the cost of entering into the offsetting transaction could exceed the premium the Fund initially received for writing the option. In addition, a Fund’s ability to enter into an offsetting transaction depends upon the market’s demand for such financial futures contracts. If a purchased option expires unexercised, a Fund would realize a loss in the amount of the premium paid for the option.

If an investment adviser’s or subadviser’s judgment about the general direction of interest rates or markets is wrong, the overall performance may be poorer than if no financial futures contracts had been entered into.

Liquidity risks.    Positions in financial futures contracts may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Although the Funds intend to purchase or sell financial futures contracts only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange or board of trade will exist for any particular contract or at any particular time. If there is not a liquid secondary market at a particular time, it may not be possible to close a position in a financial futures contract at such time and, in the event of adverse price movements, a Fund would continue to be required to make daily cash payments of variation margin. However, in the event financial futures contracts are used to hedge portfolio securities, such securities will not generally be sold until the financial futures contracts can be terminated. In such circumstances, an increase in the price of the portfolio securities, if any, may partially or completely offset losses on the financial futures contracts.

The ability to establish and close out positions in options on financial futures contracts will be subject to the development and maintenance of a liquid secondary market. It is not certain that such a market will develop. Although a Fund generally will purchase only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option or at any particular time. In the event no such market exists for particular options, it might not be possible to effect closing transactions in such options, with the result that a Fund would have to exercise the options in order to realize any profit.

Hedging risks.    There are several risks in connection with the use by a Fund of financial futures contracts and related options as a hedging device. One risk arises because of the imperfect correlation between movements in the prices of the financial futures contracts and options and movements in the underlying securities or index or movements in the prices of a Fund’s securities which are the subject of a hedge.

Successful use of financial futures contracts and options by a Fund for hedging purposes is also subject to an investment adviser’s or subadviser’s ability to predict correctly movements in the direction of the market. It is possible that, where a Fund has purchased puts on financial futures contracts to hedge its portfolio against a decline in the market, the securities or index on which the puts are purchased may increase in value and the value of securities held in the portfolio may decline. If this occurred, the Fund would lose money on the puts and also experience a decline in the value of its portfolio securities. In addition, the prices of financial futures contracts, for a number of reasons, may not correlate perfectly with movements in the underlying securities or index due to certain market distortions. First, all participants in the futures market are subject to margin deposit requirements. Such requirements may cause investors to close financial futures contracts through offsetting transactions which could distort the normal relationship between the underlying security or index and futures markets. Second, the margin requirements in the futures markets are less onerous than margin requirements in the securities markets in general, and as a result the futures markets may attract more speculators than the securities markets do. Increased participation by speculators in the futures markets may also cause temporary price distortions. Due to the possibility of price distortion, even a correct forecast of general market trends by an investment adviser or subadviser still may not result in a successful hedging transaction over a very short time period.

Other Risks.    A Fund will incur brokerage fees in connection with its transactions in financial futures contracts and related options. In addition, while financial futures contracts and options on financial futures contracts will be purchased and sold to reduce certain risks, those transactions themselves entail certain other risks. Thus, while a Fund may benefit from the use of financial futures contracts and related options, unanticipated changes in interest rates or stock price movements may result in a poorer overall performance for the Fund than if it had not entered into any financial futures contracts or options transactions. Moreover, in the event of an imperfect correlation between the position in the financial futures contract and the portfolio position that is intended to be protected, the desired protection may not be obtained and the Fund may be exposed to risk of loss.

Swap Agreements and Options on Swap Agreements

A Fund may engage in swap transactions, including interest rate swap agreements, credit default swaps, and total return swaps. A Fund may enter into swap transactions for any purpose consistent with its investment objectives and policies, such as for the purpose of attempting to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets, as a duration management technique, to protect against any increase in the price of securities a Fund anticipates purchasing at a later date, or to gain exposure to certain markets in the most economical way possible.

Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” (i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a “basket” of securities representing a particular index). When a Fund enters into an interest rate swap, it will typically agree to make payments to its counterparty based on a specified long- or short-term interest rate, and will receive payments from its counterparty based on another interest rate. Other forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. A Fund may enter into an interest rate swap in order, for example, to hedge against the effect of interest rate changes on the value of specific securities in its portfolio, or to adjust the interest rate sensitivity (duration) or the credit exposure of its portfolio overall, or otherwise as a substitute for a direct investment in debt securities.

A Fund may enter into total return swaps. In a total return swap, one party typically agrees to pay to the other a short-term interest rate in return for a payment at one or more times in the future based on the increase in the value of an underlying security or other asset, or index of securities or assets; if the underlying security, asset, or index declines in value, the party that pays the short-term interest rate must also pay to its counterparty a payment based on the amount of the decline. A Fund may take either side of such a swap, and so may take a long or short position in the underlying security, asset, or index. A Fund may enter into a total return swap to hedge against an exposure in its portfolio (including to adjust the duration or credit quality of a Fund’s bond portfolio) or generally to put cash to work efficiently in the markets in anticipation of, or as a replacement for, cash investments. A Fund may also enter into a total return swap to gain exposure to securities or markets in which it might not be able to invest directly (in so-called market access transactions).

A Fund also may enter into credit default swap agreements. A credit default swap may have as reference obligations one or more securities that are not currently held by the Fund. The protection “buyer” in a credit default contract is generally obligated to pay the protection “seller” an upfront or a periodic stream of payments over the term of the contract provided that no credit event, such as a default, on a reference obligation has occurred. The credit events that would trigger a request that the seller make payment are specific to each credit default swap agreement, but generally include bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default or repudiation/moratorium. If a credit event occurs, the seller generally must pay the buyer the “par value” (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled. A Fund may be either the buyer or seller in the transaction. If the Fund is a buyer and no credit event occurs, the Fund may recover nothing if the swap is held through its termination date. However, if a credit event occurs, the buyer generally may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity whose value may have significantly decreased. As a seller, a Fund generally receives an upfront payment or a fixed rate of income throughout the term of the swap provided that there is no credit event. When a Fund sells protection under a credit default swap, the position may have the effect of creating leverage in the Fund’s portfolio through the Fund’s indirect exposure to the issuer or securities on which the swap is written. A Fund may enter into credit default swaps to hedge against interest rate or credit risks, or to earn additional income.

Credit default swap agreements involve greater risks than if a Fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty risk, and credit risk. A buyer generally also will lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. If a credit event were to occur, the value of any deliverable obligation received by the seller, coupled with the upfront or periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the seller.

A Fund may also enter into options on swap agreements (“swaptions”). A swaption is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel, or otherwise modify an existing swap agreement, at some designated future time on specified terms. A Fund may write (sell) and purchase put and call swaptions. Depending on the terms of the particular option agreement, a Fund will generally incur a greater degree of risk when it writes a swaption than it will incur when it purchases a swaption. When a Fund purchases a swaption, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when a Fund writes a swaption, upon exercise of the option the Fund will become obligated according to the terms of the underlying agreement. A Fund may enter into swaptions for the same purposes as swaps.

Whether a Fund’s use of swap agreements or swaptions will be successful will depend on the investment adviser’s or subadviser’s ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. Certain restrictions imposed on the Funds by the Code may limit the Funds’ ability to use swap agreements. The swap market is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Swaps are highly specialized instruments that require investment techniques, risk analyses, and tax planning different from those associated with traditional investments. The use of a swap requires an understanding not only of the referenced asset, reference rate, or index but also of the swap itself, without the benefit of observing the performance of the swap under all possible market conditions. Because they are two party contracts that may be subject to contractual restrictions on transferability and termination and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid and subject to a Fund’s limitation on investments in illiquid securities. To the extent that a swap is not liquid, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses.

Like most other investments, swap agreements are subject to the risk that the market value of the instrument will change in a way detrimental to a Fund’s interest. A Fund bears the risk that an investment adviser or subadviser will not accurately forecast future market trends or the values of assets, reference rates, indexes, or other economic factors in establishing swap positions for the Fund. If an investment adviser or subadviser attempts to use a swap as a hedge against, or as a substitute for, a portfolio investment, the Fund will be exposed to the risk that the swap will have or will develop imperfect or no correlation with the portfolio investment. This could cause substantial losses for the Fund. While hedging strategies involving swap instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments. Many swaps are complex and often valued subjectively.

It is possible that government regulation of various types of derivative instruments, including futures and swap agreements, may limit or prevent a Fund from using such instruments as a part of its investment strategy, and could ultimately prevent a Fund from being able to achieve its investment objective. In 2008, multiple committees of the U.S. Congress have held hearings investigating the rise in energy and agricultural prices and the role that the futures market and swap market participants may have played in this phenomenon. The CFTC is also investigating allegations of price manipulation in certain commodity markets. Some Members of Congress have introduced legislation that would impose limits on the maximum position that could be held by a single trader in energy-related contracts and would subject certain commodity- or energy-related swap agreements to new forms of regulation that could create barriers to commodity-related investment activity. While none of this regulatory or legislative activity has a direct, immediate effect upon the Funds, it is not possible to predict the course of future legislation or regulation in this area. It is possible that if these or similar measures were to become law, they could potentially limit or completely restrict the ability of a Fund to use these instruments as a part of its investment strategy. Limits or restrictions applicable to the counterparties with which the Funds engage in derivative transactions could also prevent the Funds from using these instruments.

Options, Rights, and Warrants

A Fund may purchase and sell put and call options on securities to enhance investment performance and to protect against changes in market prices. A Fund that invests in debt securities may also purchase and sell put and call options to adjust the interest rate sensitivity of its portfolio or the credit exposure of the portfolio.

Call options.    A Fund may write call options on its securities to realize a greater current return through the receipt of premiums. Such option transactions may also be used as a limited form of hedging against a decline in the price of securities owned by the Fund.

A call option gives the holder the right to purchase, and obligates the writer to sell, a security at the exercise price at any time before the expiration date. A Fund may write covered call options or uncovered call options. A call option is “covered” if the writer, at all times while obligated as a writer, either owns the underlying securities (or comparable securities satisfying the cover requirements of the securities exchanges), or has the right to acquire such securities through immediate conversion of securities. When a Fund has written an uncovered call option, the Fund will not necessarily hold securities offsetting the risk to the Fund. As a result, if the call option were exercised, the Fund might be required to purchase the security that is the subject of the call at the market price at the time of exercise. The Fund’s exposure on such an option is theoretically unlimited. There is also a risk, especially with less liquid preferred and debt securities, that the security may not be available for purchase.

A Fund will receive a premium from writing a call option, which increases the Fund’s return in the event the option expires unexercised or is closed out at a profit. The amount of the premium reflects, among other things, the relationship between the exercise price and the current market value of the underlying security, the volatility of the underlying security, the amount of time remaining until expiration, current interest rates, and the effect of supply and demand in the options market and in the market for the underlying security.

In return for the premium received when it writes a covered call option, a Fund takes the risk during the life of the option that it will be required to deliver the underlying security at a price below the current market value of the security or, in the case of a covered call option, to give up some or all of the opportunity to profit from an increase in the market price of the securities covering the call option.

In the case of a covered option, the Fund also retains the risk of loss should the price of the securities decline. If the covered option expires unexercised, the Fund realizes a gain equal to the premium, which may be offset by a decline in price of the underlying security. If the option is exercised, the Fund realizes a gain or loss equal to the difference between the Fund’s cost for the underlying security and the proceeds of sale (exercise price minus commissions) plus the amount of the premium.

A Fund may enter into closing purchase transactions in order to realize a profit or limit a loss on a previously written call option or, in the case of a covered call option, to free itself to sell the underlying security or to write another call on the security, or protect a security from being called in an unexpected market rise. Any profits from a closing purchase transaction in the case of a covered call option may be offset by a decline in the value of the underlying security. Conversely, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from a closing purchase transaction relating to a covered call option is likely to be offset in whole or in part by unrealized appreciation of the underlying security owned by the Fund.

Put options.    A Fund may write put options in order to enhance its current return by taking a long directional position as to a security or index of securities. Such options transactions may also be used as a limited form of hedging against an increase in the price of securities that the Fund plans to purchase. A put option gives the holder the right to sell, and obligates the writer to buy, a security at the exercise price at any time before the expiration date. A Fund may write covered or uncovered put options. A put option is “covered” if the writer segregates cash and high-grade short-term debt obligations or other permissible collateral equal to the price to be paid if the option is exercised.

By writing a put option, the Fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then current market value, resulting in a potential capital loss unless the security later appreciates in value. A Fund may terminate a put option that it has written before it expires by entering into a closing purchase transaction. Any loss from this transaction may be partially or entirely offset by the premium received on the terminated option.

Purchasing put and call options.    A Fund may also purchase put options to protect portfolio holdings against a decline in market value. This protection lasts for the life of the put option because the Fund, as a holder of the option, may sell the underlying security at the exercise price regardless of any decline in its market price. A Fund may also purchase a put option hoping to profit from an anticipated decline in the value of the underlying security. In order for a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs that the Fund must pay. If the Fund holds the security underlying the option, these costs will reduce any profit the Fund might have realized had it sold the underlying security instead of buying the put option.

A Fund may purchase call options to hedge against an increase in the price of securities that the Fund wants ultimately to buy. Such hedge protection is provided during the life of the call option since the Fund, as holder of the call option, is able to buy the underlying security at the exercise price regardless of any increase in the underlying security’s market price. A Fund may also purchase a call option as a long directional investment hoping to profit from an anticipated increase in the value of the underlying security. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. These costs will reduce any profit the Fund might have realized had it bought the underlying security at the time it purchased the call option.

A Fund may also buy and sell combinations of put and call options on the same underlying security to earn additional income.

Options on foreign securities.    A Fund may purchase and sell options on foreign securities if an investment adviser or subadviser believes that the investment characteristics of such options, including the risks of investing in such options, are consistent with the Fund’s investment objective. It is expected that risks related to such options will not differ materially from risks related to options on U.S. securities. However, position limits and other rules of foreign exchanges may differ from those in the United States. In addition, options markets in some countries, many of which are relatively new, may be less liquid than comparable markets in the United States.

Options on securities indices.    A Fund may write or purchase options on securities indices, subject to its general investment restrictions regarding options transactions. Index options are similar to options on individual securities in that the purchaser of an index option acquires the right to buy (in the case of a call) or sell (in the case of a put), and the writer undertakes the obligation to sell or buy (as the case may be), units of an index at a stated exercise price during the term of the option. Instead of giving the right to take or make actual delivery of securities, the holder of an index option has the right to receive a cash “exercise settlement amount.” This amount is equal to the amount by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of the exercise, multiplied by a fixed “index multiplier.”

In cases where a Fund uses index options for hedging purposes, price movements in securities which a Fund owns or intends to purchase probably will not correlate perfectly with movements in the level of a securities index and, therefore, a Fund bears the risk of a loss on a securities index option which is not completely offset by movements in the price of such securities. Because securities index options are settled in cash, a call writer cannot determine the amount of its settlement obligations in advance and, unlike call writing on a specific security, cannot provide in advance for, or cover, its potential settlement obligations by acquiring and holding underlying securities. A Fund may, however, cover call options written on a securities index by holding a mix of securities which substantially replicate the movement of the index or by holding a call option on the securities index with an exercise price no higher than the call option sold.

A Fund may purchase or sell options on stock indices in order to close out its outstanding positions in options on stock indices which it has purchased. A Fund may also allow such options to expire unexercised.

Compared to the purchase or sale of futures contracts, the purchase of call or put options on an index involves less potential risk to a Fund because the maximum amount at risk is the premium paid for the options plus transactions costs. The writing of a put or call option on an index involves risks similar to those risks relating to the purchase or sale of index futures contracts.

Risks involved in the sale of options.    The successful use of a Fund’s options strategies depends on the ability of an investment adviser or subadviser to forecast correctly interest rate and market movements. For example, if a Fund were to write a covered call option based on an investment adviser’s or subadviser’s expectation that the price of the underlying security would fall, but the price were to rise instead, the Fund could be required to sell the security upon exercise at a price below the current market price. Similarly, if a Fund were to write a put option based on an investment adviser’s or subadviser’s expectation that the price of the underlying security would rise, but the price were to fall instead, the Fund could be required to purchase the security upon exercise at a price higher than the current market price.

When a Fund purchases an option, it runs the risk that it will lose its entire investment in the option in a relatively short period of time, unless the Fund exercises the option or enters into a closing sale transaction before the option’s expiration. If the price of the underlying security does not rise (in the case of a call) or fall (in the case of a put) to an extent sufficient to cover the option premium and transaction costs, the Fund will lose part or all of its investment in the option. This contrasts with an investment by a Fund in the underlying security, since the Fund will not realize a loss if the security’s price does not change.

The effective use of options also depends on a Fund’s ability to terminate option positions at times when an investment adviser or subadviser deems it desirable to do so. There is no assurance that a Fund will be able to effect closing transactions at any particular time or at an acceptable price.

If a secondary market in options were to become unavailable, a Fund could no longer engage in closing transactions. Lack of investor interest might adversely affect the liquidity of the market for particular options or series of options. A market may discontinue trading of a particular option or options generally. In addition, a market could become temporarily unavailable if unusual events—such as volume in excess of trading or clearing capability—were to interrupt its normal operations.

A market may at times find it necessary to impose restrictions on particular types of options transactions, such as opening transactions. If an underlying security ceases to meet qualifications imposed by the market or the Options Clearing Corporation, new series of options on that security will no longer be opened to replace expiring series, and opening transactions in existing series may be prohibited. If an options market were to become unavailable, a Fund as a holder of an option would be able to realize profits or limit losses only by exercising the option, and the Fund, as option writer, would remain obligated under the option until expiration or exercise.

Disruptions in the markets for the securities underlying options purchased or sold by a Fund could result in losses on the options. If trading is interrupted in an underlying security, the trading of options on that security is normally halted as well. As a result, a Fund as purchaser or writer of an option will be unable to close out its positions until options trading resumes, and it may be faced with considerable losses if trading in the security reopens at a substantially different price. In addition, the Options Clearing Corporation or other options markets may impose exercise restrictions. If a prohibition on exercise is imposed at the time when trading in the option has also been halted, a Fund as purchaser or writer of an option will be locked into its position until one of the two restrictions has been lifted. If the Options Clearing Corporation were to determine that the available supply of an underlying security appears insufficient to permit delivery by the writers of all outstanding calls in the event of exercise, it may prohibit indefinitely the exercise of put options. A Fund, as holder of such a put option, could lose its entire investment if the prohibition remained in effect until the put option’s expiration.

Foreign-traded options are subject to many of the same risks presented by internationally-traded securities. In addition, because of time differences between the United States and various foreign countries, and because different holidays are observed in different countries, foreign options markets may be open for trading during hours or on days when U.S. markets are closed. As a result, option premiums may not reflect the current prices of the underlying interest in the United States.

Exchanges have established limits on the maximum number of options an investor or group of investors acting in concert may write. The Funds, an investment adviser or subadviser, and other clients of the investment adviser or subadviser may constitute such a group. These limits restrict a Fund’s ability to purchase or sell particular options.

Over-the-counter options.    A Fund may purchase or sell over-the-counter (“OTC”) options. OTC options are not traded on securities or options exchanges or backed by clearinghouses. Rather, they are entered into directly between a Fund and the counterparty to the option. In the case of an OTC option purchased by the Fund, the value of the option to the Fund will depend on the willingness and ability of the option writer to perform its obligations to the Fund. In addition, OTC options may not be transferable and there may be little or no secondary market for them, so they may be considered illiquid. It may not be possible to enter into closing transactions with respect to OTC options or otherwise to terminate such options, and as a result a Fund may be required to remain obligated on an unfavorable OTC option until its expiration. It may be difficult under certain circumstances to value OTC options.

Rights and Warrants to Purchase Securities; Index Warrants; International.    A Fund may invest in rights and warrants to purchase securities. Rights or warrants generally give the holder the right to receive, upon exercise, a security at a stated price. Funds typically use rights and warrants in a manner similar to their use of options on securities, as described above. Risks associated with the use of rights or warrants are generally similar to risks associated with the use of options. Rights are similar to warrants except that they typically have a substantially shorter duration. Rights and warrants do not carry with them dividend or voting rights with respect to the underlying securities, or any rights in the assets of the issuer. In addition, the value of a right or a warrant does not necessarily change with the value of the underlying securities, and a right or a warrant ceases to have value if it is not exercised prior to its expiration date.

Bonds issued with warrants attached to purchase equity securities have many characteristics of convertible bonds and their prices may, to some degree, reflect the performance of the underlying stock. Bonds also may be issued with warrants attached to purchase additional fixed income securities at the same coupon rate. A decline in interest rates would permit a Fund to buy additional bonds at the favorable rate or to sell the warrants at a profit. If interest rates rise, the warrants would generally expire with no value.

A Fund may also invest in equity-linked warrants. A Fund purchases the equity-linked warrants from a broker, who in turn is expected to purchase shares in the local market and issue a call warrant hedged on the underlying holding. If the Fund exercises its call and closes its position, the shares are expected to be sold and the warrant redeemed with the proceeds. Typically, each warrant represents one share of the underlying stock. Therefore, the price and performance of the warrant are all directly linked to the underlying stock, less transaction costs. Equity-linked warrants are valued at the closing price of the underlying security, then adjusted for stock dividends declared by the underlying security. In addition to the market risk related to the underlying holdings, a Fund bears additional counterparty risk with respect to the issuing broker. There is currently no active trading market for equity-linked warrants, and they may be highly illiquid.

In addition to warrants on securities, a Fund may purchase put warrants and call warrants whose values vary depending on the change in the value of one or more specified securities indices (“index-linked warrants”). Index-linked warrants are generally issued by banks or other financial institutions and give the holder the right, at any time during the term of the warrant, to receive upon exercise of the warrant a cash payment from the issuer based on the value of the underlying index at the time of exercise. In general, if the value of the underlying index rises above the exercise price of the index-linked warrant, the holder of a call warrant will be entitled to receive a cash payment from the issuer upon exercise based on the difference between the value of the index and the exercise price of the warrant; if the value of the underlying index falls, the holder of a put warrant will be entitled to receive a cash payment from the issuer upon exercise based on the difference between the exercise price of the warrant and the value of the index. The holder of a warrant would not be entitled to any payments from the issuer at any time when, in the case of a call warrant, the exercise price is greater than the value of the underlying index, or, in the case of a put warrant, the exercise price is less than the value of the underlying index. If a Fund were not to exercise an index-linked warrant prior to its expiration, then the Fund would lose the amount of the purchase price paid by it for the warrant.

A Fund using index-linked warrants would normally do so in a manner similar to its use of options on securities indices. The risks of a Fund’s use of index-linked warrants are generally similar to those relating to its use of index options. Unlike most index options, however, index-linked warrants are issued in limited amounts and are not obligations of a regulated clearing agency, but are backed only by the credit of the bank or other institution that issues the warrant. Also, index-linked warrants generally have longer terms than index options. Index-linked warrants are not likely to be as liquid as certain index options backed by a recognized clearing agency. In addition, the terms of index-linked warrants may limit a Fund’s ability to exercise the warrants at such time, or in such quantities, as the Fund would otherwise wish to do.

Some Funds may make indirect investment in foreign equity securities, through international warrants, local access products, participation notes or low exercise price warrants. International warrants are financial instruments issued by banks or other financial institutions, which may or may not be traded on a foreign exchange. International warrants are a form of derivative security that may give holders the right to buy or sell an underlying security or a basket of securities from or to the issuer for a particular price or may entitle holders to receive a cash payment relating to the value of the underlying security or basket of securities. International warrants are similar to options in that they are exercisable by the holder for an underlying security or the value of that security, but are generally exercisable over a longer term than typical options. These types of instruments may be American style exercise, which means that they can be exercised at any time on or before the expiration date of the international warrant, or European style exercise, which means that they may be exercised only on the expiration date. International warrants have an exercise price, which is fixed when the warrants are issued.

The Funds may invest in covered warrants, which entitle the holder to purchase from the issuer common stock of an international company or receive a cash payment (generally in U.S. dollars). The cash payment is calculated according to a predetermined formula. Some Funds may invest in low exercise price warrants, which are warrants with an exercise price that is very low relative to the market price of the underlying instrument at the time of issue (e.g., one cent or less). The buyer of a low exercise price warrant effectively pays the full value of the underlying common stock at the outset. In the case of any exercise of warrants, there may be a time delay between the time a holder of warrants gives instructions to exercise and the time the price of the common stock relating to exercise or the settlement date is determined, during which time the price of the underlying security could change significantly.

The exercise or settlement date of the warrants and other instruments described above may be affected by certain market disruption events, such as difficulties relating to the exchange of a local currency into U.S. dollars, the imposition of capital controls by a local jurisdiction or changes in the laws relating to foreign investments. These events could lead to a change in the exercise date or settlement currency of the instruments, or postponement of the settlement date. In some cases, if the market disruption events continue for a certain period of time, the warrants may become worthless, resulting in a total loss of the purchase price of the warrants.

Investments in these instruments involve the risk that the issuer of the instrument may default on its obligation to deliver the underlying security or cash in lieu thereof. These instruments may also be subject to liquidity risk because there may be a limited secondary market for trading the warrants. They are also subject, like other investments in foreign securities, to foreign risk and currency risk.

Hybrid Instruments

Hybrid instruments are generally considered derivatives and include indexed or structured securities, and combine the elements of futures contracts or options with those of debt, preferred equity or a depositary instrument. A Fund may use a hybrid instrument as a substitute for any type of derivative in which it might invest for any purpose.

A hybrid instrument may be a debt security, preferred stock, warrant, convertible security, certificate of deposit or other evidence of indebtedness on which a portion of or all interest payments, and/or the principal or stated amount payable at maturity, redemption or retirement, is determined by reference to prices, changes in prices, or differences between prices, of securities, currencies, intangibles, goods, articles or commodities (collectively, “underlying assets”), or by another objective index, economic factor or other measure, including interest rates, currency exchange rates, or commodities or securities indices (collectively, “benchmarks”). Hybrid instruments may take a number of forms, including, for example, debt instruments with interest or principal payments or redemption terms determined by reference to the value of an index at a future time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities where the conversion terms relate to a particular commodity.

The risks of investing in a hybrid instrument may, depending on the nature of the instrument, reflect a combination of the risks of investing in securities, options, futures, and currencies. An investment in a hybrid instrument may entail significant risks that are not associated with a similar investment in a traditional debt instrument that has a fixed principal amount, is denominated in U.S. dollars, or bears interest either at a fixed rate or a floating rate determined by reference to a common, nationally published benchmark. The risks of a particular hybrid instrument will depend upon the terms of the instrument, but may include the possibility of significant changes in the benchmark(s) or the prices of the underlying assets to which the instrument is linked. Such risks generally depend upon factors unrelated to the operations or credit quality of the issuer of the hybrid instrument, which may not be foreseen by the purchaser, such as economic and political events, the supply and demand of the underlying assets and interest rate movements. Hybrid instruments may be highly volatile and their use by a Fund may not be successful.

Hybrid instruments may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. Alternatively, hybrid instruments may bear interest at above market rates but present an increased risk of principal loss (or gain). The latter scenario may result if “leverage” is used to structure the hybrid instrument. Leverage risk occurs when the hybrid instrument is structured so that a given change in a benchmark or underlying asset is multiplied to produce a greater value change in the hybrid instrument, thereby magnifying the risk of loss as well as the potential for gain.

Hybrid instruments are potentially more volatile and carry greater market risks than traditional debt instruments. Depending on the structure of the particular hybrid instrument, changes in a benchmark may be magnified by the terms of the hybrid instrument and have an even more dramatic and substantial effect upon the value of the hybrid instrument. Also, the prices of the hybrid instrument and the benchmark or underlying asset may not move in the same direction or at the same time.

Hybrid instruments may also carry liquidity risk since the instruments are often “customized” to meet the portfolio needs of a particular investor, and therefore, the number of investors that are willing and able to buy such instruments in the secondary market may be smaller than that for more traditional debt securities. Under certain conditions, the redemption value of such an investment could be zero. In addition, because the purchase and sale of hybrid investments would likely take place in an over-the-counter market without the guarantee of a central clearing organization, or in a transaction between a Fund and the issuer of the hybrid instrument, the creditworthiness of the counterparty of the issuer of the hybrid instrument would be an additional risk factor the Fund would have to consider and monitor. Hybrid instruments also may not be subject to regulation by the CFTC, which generally regulates the trading of commodity futures by U.S. persons, the SEC, which regulates the offer and sale of securities by and to U.S. persons, or any other governmental regulatory authority.

Structured Investments

A structured investment is a security having a return tied to an underlying index or security or asset class. A Fund will typically invest in structured investments in order to obtain investment targeted investment exposures that are not available to it through investments directly in the securities underlying the structured investments.

Structured investments generally are individually negotiated agreements and may be traded over-the-counter. Structured investments are organized and operated to restructure the investment characteristics of the underlying security. This restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments (such as commercial bank loans) and the issuance by that entity of one or more classes of securities (“structured securities”) backed by, or representing different interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured securities to create securities with different investment characteristics, such as varying maturities, payment priorities, and interest rate provisions, and the extent of such payments made with respect to structured securities is dependent on the extent of the cash flow on the underlying instruments. Because structured securities typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. Investments in structured securities are generally of a class of structured securities that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured securities typically have higher yields and present greater risks than unsubordinated structured securities. Structured securities are typically sold in private placement transactions, and there currently is no active trading market for structured securities, and they may be highly illiquid and difficult to value. Because the purchase and sale of hybrid investments would likely take place in an over-the-counter market without the guarantee of a central clearing organization, or in a transaction between a Fund and the issuer of the hybrid instrument, the creditworthiness of the counterparty of the issuer of the hybrid instrument would be an additional risk factor the Fund would have to consider and monitor.

Commodity-Linked “Structured” Hybrid Securities.    Certain Funds may invest in commodity-linked structured securities to gain exposure to commodities markets. Structured securities are hybrid instruments typically issued by banks, brokerage firms, insurance companies and other corporations. They are considered hybrid instruments because they have both commodity-like and security-like characteristics. In general, hybrid instruments have characteristics of debt securities and either commodity futures contracts or commodity options contracts, or a combination of both. Structured hybrid instruments are derivatives because at least part of their value is derived from the value of the underlying commodity, commodity index or other economic variable. The value of a hybrid instrument typically is based on the price movements of a physical commodity (such as heating oil, livestock or agricultural products), a commodity futures contract, a commodity index or some other readily measurable variable that reflects changes in the value of particular commodities or the commodities markets. The securities are referred to as structured securities because the purchaser can negotiate with the issuer to obtain specific terms and features that are tailored to the purchaser’s investment needs.

Because the performance of structured hybrid instruments is linked to the performance of an underlying commodity, commodity index or other economic variable, those investments are subject to “market risks” with respect to the movements of the commodity markets and may be subject to certain other risks that do not affect traditional equity and debt securities. If the interest payment on a hybrid instrument is linked to the value of a particular commodity, commodity index or other economic variable and the underlying investment loses value, the purchaser might not receive the anticipated interest on its investment. If the amount of principal to be repaid on a structured hybrid instrument is linked to the value of a particular commodity, commodity index or other economic variable, the purchaser might not receive all of the principal at maturity of the investment.

The values of structured hybrid instruments may fluctuate significantly because the values of the underlying investments to which they are linked are themselves extremely volatile, and the Fund may lose most or all of the value of its investment in a hybrid instrument. Additionally, the particular terms of a structured hybrid instrument may create economic leverage by contemplating payments that are based on a multiple of the price increase or decrease of the underlying commodity, commodity index or other economic variable. A liquid secondary market may not exist for structured hybrid instruments, which may make it difficult to sell such instruments at an acceptable price or to value them accurately.

When-Issued, Delayed-Delivery, and Forward Commitment Transactions

A Fund may enter into when-issued, delayed-delivery, or forward commitment transactions in order to lock in the purchase price of the underlying security or in order to adjust the interest rate exposure of the Fund’s existing portfolio. In when-issued, delayed-delivery, or forward commitment transactions, a Fund commits to purchase or sell particular securities, with payment and delivery to take place at a future date. Although a Fund does not pay for the securities or start earning interest on them until they are delivered, it immediately assumes the risks of ownership, including the risk of price fluctuation. If a Fund’s counterparty fails to deliver a security purchased on a when-issued, delayed-delivery, or forward commitment basis, there may be a loss, and the Fund may have missed an opportunity to make an alternative investment.

Prior to settlement of these transactions, the value of the subject securities will fluctuate, reflecting interest rate changes. In addition, because the Fund is not required to pay for when-issued, delayed-delivery, or forward commitment securities until the delivery date, they may result in a form of leverage to the extent the Fund does not maintain liquid assets equal to the face amount of the contract.

Distressed Securities

[A Fund] may invest in securities, including loans purchased in the secondary market, that are the subject of bankruptcy proceedings or otherwise in default or in risk of being in default as to the repayment of principal and/ or interest at the time of acquisition by the Fund or that are rated in the lower rating categories by one or more nationally recognized statistical rating organizations (for example, Ca or lower by Moody’s and CC or lower by S&P or Fitch) or, if unrated, are in the judgment of the investment adviser or subadviser of equivalent quality (“Distressed Securities”). Investment in Distressed Securities is speculative and involves significant risks.

A Fund will generally make such investments only when the investment adviser or subadviser believes it is reasonably likely that the issuer of the Distressed Securities will make an exchange offer or will be the subject of a plan of reorganization pursuant to which the Fund will receive new securities in return for the Distressed Securities. However, there can be no assurance that such an exchange offer will be made or that such a plan of reorganization will be adopted. In addition, a significant period of time may pass between the time at which a Fund makes its investment in Distressed Securities and the time that any such exchange offer or plan of reorganization is completed. During this period, it is unlikely that a Fund will receive any interest payments on the Distressed Securities, the Fund will be subject to significant uncertainty as to whether or not the exchange offer or plan of reorganization will be completed and the Fund may be required to bear certain extraordinary expenses to protect and recover its investment. Even if an exchange offer is made or plan of reorganization is adopted with respect to Distressed Securities held by a Fund, there can be no assurance that the securities or other assets received by a Fund in connection with such exchange offer or plan of reorganization will not have a lower value or income potential than may have been anticipated when the investment was made. Moreover, any securities received by a Fund upon completion of an exchange offer or plan of reorganization may be restricted as to resale. Similarly, if a Fund participates in negotiations with respect to any exchange offer or plan of reorganization with respect to an issuer of Distressed Securities, the Fund may be restricted from disposing of such securities.

Dollar Roll Transactions

A Fund may enter into dollar roll transactions, in which the Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to purchase substantially similar securities on a specified future date from the same party. A Fund may invest in dollar rolls in order to benefit from anticipated changes in pricing for the mortgage-backed securities during the term of the transaction, or for the purpose of creating investment leverage.

In a dollar roll, the securities that are to be purchased will be of the same type and have the same interest rate as the securities sold, but will be supported by different pools of mortgages. A Fund that engages in a dollar roll forgoes principal and interest paid on the sold securities during the roll period, but is compensated by the difference between the current sales price and the lower forward price for the future purchase. In addition, a Fund earns interest by investing the transaction proceeds during the roll period. Dollar roll transactions may have the effect of creating leverage in a Fund’s portfolio.

Dollar rolls involve the risk that the Fund’s counterparty will be unable to deliver the mortgage-backed securities underlying the dollar roll at the fixed time. If the buyer files for bankruptcy or becomes insolvent, the buyer or its representative may ask for and receive an extension of time to decide whether to enforce the Fund’s repurchase obligation. A Fund’s use of the transaction proceeds may be restricted pending such decision. A Fund may enter into dollar roll transactions without limit up to the amount permitted under applicable law.

Exchange Traded Funds (ETFs)

These are a type of investment company bought and sold on a securities exchange. An ETF represents a fixed portfolio of securities designed to track a particular market index. A Fund could purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile and ETFs have management fees which increase their costs. As a shareholder in an ETF, Fund shareholders would indirectly pay a portion of that ETF’s expenses, including its advisory, administration, brokerage, shareholder servicing and other expenses. At the same time a Fund would continue to pay its own management fees and other expenses. Investments in ETFs are subject to the limitations applicable to investments in other investment companies discussed below.

Fixed Income Securities

Certain of the debt securities in which the Funds may invest may not offer as high a yield as may be achieved from lower quality instruments having less safety. If a Fund disposes of an obligation prior to maturity, it may realize a loss or a gain. An increase in interest rates will generally reduce the value of portfolio investments, and a decline in interest rates will generally increase the value of portfolio investments. In addition, investments are subject to the ability of the issuer to make payment at maturity.

Although the Funds may invest in investment grade securities, they may also invest in debt securities that are rated below investment grade or, if unrated, are considered by the Fund’s investment adviser or subadviser to be of comparable quality. Lower-grade debt securities, which also are known as “junk bonds,” may be subject to greater market fluctuations and greater risks of loss of income and principal than investment grade securities. Securities that are (or have fallen) below investment grade are exposed to a greater risk that the issuers of those securities might not meet their debt obligations. These risks can reduce a Fund’s share prices and the income it earns.

As discussed, a decline in prevailing levels of interest rates generally increases the value of debt securities in a Fund’s portfolio, while an increase in rates usually reduces the value of those securities. As a result, to the extent that a Fund invests in debt securities, interest rate fluctuations will affect its NAV, but not the income it receives from its debt securities. In addition, if the debt securities contain call, prepayment or redemption provisions, during a period of declining interest rates, those securities are likely to be redeemed, and a Fund would probably be unable to replace them with securities having as great a yield.

Investment in medium- or lower-grade debt securities involves greater investment risk, including the possibility of issuer default or bankruptcy. An economic downturn could severely disrupt this market and adversely affect the value of outstanding bonds and the ability of the issuers to repay principal and interest. In addition, lower-quality bonds are less sensitive to interest rate changes than higher-quality instruments and generally are more sensitive to adverse economic changes or individual corporate developments. During a period of adverse economic changes, including a period of rising interest rates, issuers of such bonds may experience difficulty in servicing their principal and interest payment obligations. Furthermore, medium- and lower-grade debt securities tend to be less marketable than higher-quality debt securities because the market for them is less broad. The market for unrated debt securities is even narrower. During periods of thin trading in these markets, the spread between bid and asked prices is likely to increase significantly, and a Fund may have greater difficulty selling its portfolio securities. The market value of these securities and their liquidity may be affected by adverse publicity and investor perceptions.

All Funds (except for the Aggressive Growth Fund, which is limited to 35% of its total assets, and the Global Allocation Fund, which may invest up to 35% of its total assets in debt securities that are rated below investment grade, corporate loans and distressed securities) may invest up to 25% of their total assets in these types of securities. Please note that the equity segment of the Strategic Balanced Fund is permitted to invest, to a lesser extent, in investment grade bonds and other debt instruments.

Foreign Securities

Each Fund is permitted to invest in foreign securities. Foreign securities include securities of foreign companies and foreign governments (or agencies or subdivisions thereof). If a Fund’s securities are held abroad, the countries in which such securities may be held and the sub-custodian holding them must be approved by the Board or its delegate under applicable rules adopted by the SEC. In buying foreign securities, each Fund may convert U.S. dollars into foreign currency.

The globalization and integration of the world economic system and related financial markets have made it increasingly difficult to define issuers geographically. Accordingly, the Funds intend to construe geographic terms such as “foreign,” “non-U.S.,” “European,” “Latin American,” “Asian,” and “emerging markets” in the manner that affords to the Funds the greatest flexibility in seeking to achieve the investment objective(s) of the relevant Fund. Specifically, in circumstances where the investment objective and/or strategy is to invest (a) exclusively in “foreign securities,” “non-U.S. securities,” “European securities,” “Latin American securities,” “Asian securities,” or “emerging markets” (or similar directions) or (b) at least some percentage of the Fund’s assets in foreign securities, etc., the Fund will take the view that a security meets this description so long as the issuer of a security is tied economically to the particular country or geographic region indicated by words of the relevant investment objective and/or strategy (the “Relevant Language”). For these purposes the issuer of a security is deemed to have that tie if:

(i)  the issuer is organized under the laws of the country or a country within the geographic region suggested by the Relevant Language or maintains its principal place of business in that country or region; or

(ii)  the securities are traded principally in the country or region suggested by the Relevant Language; or

(iii)  the issuer, during its most recent fiscal year, derived at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed in the country or region suggested by the Relevant Language or has at least 50% of its assets, or sales for the Global Allocation Fund, in that country or region.

In addition, the Funds intend to treat derivative securities (e.g., call options) by reference to the underlying security. Conversely, if the investment objective and/or strategy of a Fund limits the percentage of assets that may be invested in “foreign securities,” etc. or prohibits such investments altogether, a Fund intends to categorize securities as “foreign,” etc. only if the security possesses all of the attributes described above in clauses (i), (ii) and (iii).

Foreign securities also include securities of foreign issuers represented by American Depositary Receipts (“ADRs”). ADRs are issued by a U.S. depository institution, but they represent a specified quantity of shares of a non-U.S. stock company. In addition to ADRs, a Fund may invest in sponsored or unsponsored Global Depositary Receipts (“GDRs”) and European Depositary Receipts (“EDRs”) to the extent they become available. GDRs and EDRs are typically issued by foreign depositaries and evidence ownership interests in a security or pool of securities issued by either a foreign or a U.S. corporation. Holders of unsponsored GDRs and EDRs generally bear all the costs associated with establishing them. The depositary of an unsponsored GDR or EDR is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through to the GDR or EDR holders any voting rights with respect to the securities or pools of securities represented by the GDR or EDR. GDRs and EDRs also may not be denominated in the same currency as the underlying securities. Registered GDRs and EDRs are generally designed for use in U.S. securities markets, while bearer form GDRs and EDRs are generally designed for non-U.S. securities markets. Each of the Funds will treat the underlying securities of a GDR or EDR as the investment for purposes of its investment policies and restrictions.

Investments in foreign securities involve special risks and considerations. As foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to domestic companies, there may be less publicly available information about a foreign company than about a domestic company. For example, foreign markets have different clearance and settlement procedures. Delays in settlement could result in temporary periods when assets of a Fund are uninvested. The inability of a Fund to make intended security purchases due to settlement problems could cause it to miss certain investment opportunities. Foreign securities may also entail certain other risks, such as the possibility of one or more of the following: imposition of dividend or interest withholding or confiscatory taxes, higher brokerage costs, thinner trading markets, currency blockages or transfer restrictions, expropriation, nationalization, military coups or other adverse political or economic developments; less government supervision and regulation of securities exchanges, brokers and listed companies; and the difficulty of enforcing obligations in other countries. Purchases of foreign securities are usually made in foreign currencies and, as a result, a Fund may incur currency conversion costs and may be affected favorably or unfavorably by changes in the value of foreign currencies against the U.S. dollar. Further, it may be more difficult for a Fund’s agents to keep currently informed about corporate actions which may affect the prices of portfolio securities. Communications between the United States and foreign countries may be less reliable than within the United States, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. Certain markets may require payment for securities before delivery. A Fund’s ability and decisions to purchase and sell portfolio securities may be affected by laws or regulations relating to the convertibility of currencies and repatriation of assets.

A number of current significant political, demographic and economic developments may affect investments in foreign securities and in securities of companies with operations overseas. The course of any one or more of these events and the effect on trade barriers, competition and markets for consumer goods and services are uncertain. Similar considerations are of concern with respect to developing countries. For example, the possibility of revolution and the dependence on foreign economic assistance may be greater in these countries than in developed countries. Management seeks to mitigate the risks associated with these considerations through diversification and active professional management.

In addition to the general risks of investing in foreign securities, investments in emerging markets involve special risks. Securities of many issuers in emerging markets may be less liquid and more volatile than securities of comparable domestic issuers. Emerging markets may have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when a portion of the assets of a Fund is uninvested and no return is earned thereon. The inability of a Fund to make intended security purchases due to settlement problems could cause a Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result in losses to a Fund due to subsequent declines in values of the portfolio securities, decrease in the level of liquidity in a Fund’s portfolio, or, if a Fund has entered into a contract to sell the security, possible liability to the purchaser. Certain markets may require payment for securities before delivery, and in such markets a Fund bears the risk that the securities will not be delivered and that the Fund’s payments will not be returned. Securities prices in emerging markets can be significantly more volatile than in the more developed nations of the world, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may have relatively unstable governments, present the risk of nationalization of businesses, or may have restrictions on foreign ownership or prohibitions of repatriation of assets, and may have less protection of property rights than more developed countries. The economies of countries with emerging markets may be predominantly based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult or impossible at times. Securities of issuers located in countries with emerging markets may have limited marketability and may be subject to more abrupt or erratic price movements.

Certain emerging markets may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if a deterioration occurs in an emerging market’s balance of payments or for other reasons, a country could impose temporary restrictions on foreign capital remittances. A Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to that Fund of any restrictions on investments.

Investment in certain foreign emerging market debt obligations may be restricted or controlled to varying degrees. These restrictions or controls may at times preclude investment in certain foreign emerging market debt obligations and increase the expenses of a Fund.

Illiquid Securities

Each Fund may invest not more than 15% of its net assets in “illiquid securities,” which are securities that are not readily marketable, including securities whose disposition is restricted by contract or under federal securities laws. A Fund may not be able to dispose of such securities in a timely fashion and for a fair price, which could result in losses to a Fund. In addition, illiquid securities are generally more difficult to value. Illiquid securities may include repurchase agreements with maturities greater than seven days, futures contracts and options thereon for which a liquid secondary market does not exist, time deposits maturing in more than seven calendar days and securities of new and early stage companies whose securities are not publicly traded. The Funds may also purchase securities eligible for resale to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended (the “1933 Act”). Such securities may be determined to be liquid by the Board, the investment adviser and/or the subadviser, if such determination by the investment adviser or subadviser is pursuant to Board-approved guidelines. Such guidelines shall take into account trading activity for such securities and the availability of reliable pricing information, among other factors. If there is a lack of trading interest in particular Rule 144A securities, a Fund’s holdings of those securities may be illiquid, resulting in undesirable delays in selling these securities at prices representing fair value.

Investments may be illiquid because there is no active trading market for them, making it difficult to value them or dispose of them promptly at an acceptable price. The investment adviser or subadvisers monitor holdings of illiquid securities on an ongoing basis to determine whether to sell any holding to maintain adequate liquidity.

The Select Cayman Fund will also limit its investment in illiquid securities to 15% of its net assets. In applying the illiquid securities restriction to the Global Allocation Fund, the Global Allocation Fund’s investment in the Select Cayman Fund will be considered to be liquid.

Index-Related Securities (Equity Equivalents)

The Funds may invest in certain types of securities that enable investors to purchase or sell shares in a portfolio of securities that seeks to track the performance of an underlying index or a portion of an index. Such Equity Equivalents include, among others, DIAMONDS (interests in a portfolio of securities that seeks to track the performance of the Dow Jones Industrial Average), SPDRs or Standard & Poor’s Depositary Receipts (interests in a portfolio of securities that seeks to track the performance of the S&P 500 Index), WEBS or World Equity Benchmark Shares (interests in a portfolio of securities that seeks to track the performance of a benchmark index of a particular foreign country’s stocks), and the Nasdaq-100 Trust (interests in a portfolio of securities of the largest and most actively traded non-financial companies listed on the Nasdaq Stock Market). Such securities are similar to index mutual funds, but they are traded on various stock exchanges or secondary markets. The value of these securities is dependent upon the performance of the underlying index on which they are based. Thus, these securities are subject to the same risks as their underlying indexes as well as the securities that make up those indices. For example, if the securities comprising an index that an index-related security seeks to track perform poorly, the index-related security will lose value.

Equity Equivalents may be used for several purposes, including to simulate full investment in the underlying index while retaining a cash balance for fund management purposes, to facilitate trading, to reduce transaction costs or to seek higher investment returns where an Equity Equivalent is priced more attractively than securities in the underlying index. Because the expense associated with an investment in Equity Equivalents may be substantially lower than the expense of small investments directly in the securities comprising the indices they seek to track, investments in Equity Equivalents may provide a cost-effective means of diversifying the fund’s assets across a broad range of equity securities.

The prices of Equity Equivalents are derived and based upon the securities held by the particular investment company. Accordingly, the level of risk involved in the purchase or sale of an Equity Equivalent is similar to the risk involved in the purchase or sale of traditional common stock, with the exception that the pricing mechanism for such instruments is based on a basket of stocks. The market prices of Equity Equivalents are expected to fluctuate in accordance with both changes in the NAVs of their underlying indices and the supply and demand for the instruments on the exchanges on which they are traded. Substantial market or other disruptions affecting an Equity Equivalent could adversely affect the liquidity and value of the shares of the fund investing in such instruments.

Inflation-Indexed Bonds

Inflation-indexed bonds are fixed income securities whose principal value or coupon is periodically adjusted according to the rate of inflation. Inflation-indexed securities issued by the U.S. Treasury have maturities of five, ten, twenty, or thirty years, although it is possible that securities with other maturities will be issued in the future. The U.S. Treasury securities pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount. For example, if a Fund purchased an inflation-indexed bond with a par value of $1,000 and a 3% real rate of return coupon (payable 1.5% semi-annually), and inflation over the first six months were 1%, the mid-year par value of the bond would be $1,010 and the first semi-annual interest payment would be $15.15 ($1,010 times 1.5%). If inflation during the second half of the year resulted in the whole years’ inflation equaling 3%, the end-of-year par value of the bond would be $1,030 and the second semi-annual interest payment would be $15.45 ($1,030 times 1.5%).

If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed, and will fluctuate. The Funds may also invest in other inflation related bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds.

While the values of these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.

The periodic adjustment of U.S. Treasury inflation-indexed bonds is tied to the Consumer Price Index for Urban Consumers (“CPI-U”), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation, and energy. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.

Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

IPOs and Other Limited Opportunities

Some Funds may purchase securities of companies that are offered pursuant to an initial public offering (“IPO”) or other similar limited opportunities. Although companies can be any age or size at the time of their IPO, they are often smaller and have a limited operating history, which involves a greater potential for the value of their securities to be impaired following the IPO. The price of a company’s securities may be highly unstable at the time of its IPO and for a period thereafter due to factors such as market psychology prevailing at the time of the IPO, the absence of a prior public market, the small number of shares available and limited availability of investor information. Securities purchased in IPOs have a tendency to fluctuate in value significantly shortly after the IPO relative to the price at which they were purchased. These fluctuations could impact the NAV and return earned on a Fund’s shares. Investors in IPOs can be adversely affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders. In addition, all of the factors that affect the performance of an economy or equity markets may have a greater impact on the shares of IPO companies. IPO securities tend to involve greater risk due, in part, to public perception and the lack of publicly available information and trading history.

Loan Participations and Assignments

The purchase of loan participations and assignments entails special risks. A Fund’s ability to receive payments of principal and interest and other amounts in connection with loan participations and assignments will depend primarily on the financial condition of the borrower. The failure by the Fund to receive scheduled interest or principal payments on a loan participation or assignment would adversely affect the income of the Fund and would likely reduce the value of its assets. Because loan participations are not generally rated by independent credit rating agencies, a decision by a Fund to invest in a particular loan participation will depend almost exclusively on its investment adviser’s or subadviser’s credit analysis of the borrower. In addition to the other risks associated with investments in debt securities, participations and assignments involve the additional risk that the insolvency of any financial institution interposed between the Fund and the borrower could delay or prevent the flow of payments from the borrower on the underlying loan. A Fund may have limited rights to enforce the terms of the underlying loan, and the liquidity of loan participations and assignments may be limited.

The borrower of a loan in which a Fund holds a participation interest may, either at its own election or pursuant to terms of the loan documentation, prepay amounts of the loan from time to time. There is no assurance that the Fund will be able to reinvest the proceeds of any loan prepayment at the same interest rate or on the same terms as those of the original loan participation.

Corporate loans in which a Fund may purchase a loan participation or assignment are made generally to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buy-outs, and other corporate activities. The highly leveraged capital structure of the borrowers in certain of these transactions may make such loans especially vulnerable to adverse changes in economic or market conditions.

Certain loan participations or assignments acquired by a Fund may involve unfunded commitments of the lenders or revolving credit facilities under which a borrower may from time to time borrow and repay amounts up to the maximum amount of the facility. In such cases, the Fund would have an obligation to advance its portion of such additional borrowings upon the terms specified in the loan documentation.

Other Income-Producing Securities

Other types of income-producing securities the Funds may purchase, include, but are not limited to, the following:

•

Variable and floating rate obligations.    These types of securities have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. These securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate. The floating rate tends to decrease the security’s price sensitivity to changes in interest rates. These types of securities are relatively long-term instruments that often carry demand features permitting the holder to demand payment of principal at any time or at specified intervals prior to maturity.

In order to use these investments most effectively, a Fund’s investment adviser or subadviser must correctly assess probable movements in interest rates. This involves different skills than those used to select most portfolio securities. If the investment adviser or subadviser incorrectly forecasts such movements, a Fund could be adversely affected by the use of variable or floating rate obligations.

•	Standby commitments. These instruments, which are similar to a put, give a Fund the option to obligate a broker, dealer or bank to repurchase a security held by the Fund at a specified price.

•

Tender option bonds.    Tender option bonds are relatively long-term bonds that are coupled with the agreement of a third party, such as a broker, dealer or bank, to grant the holders of such securities the option to tender the securities to the institution at periodic intervals.

•

Inverse floaters.    These are debt instruments whose interest bears an inverse relationship to the interest rate on another security. Similar to variable and floating rate obligations, effective use of inverse floaters requires skills different from those needed to select most portfolio securities. If movements in interest rates are incorrectly anticipated, a Fund could lose money or the NAV of its shares could decline by the use of inverse floaters.

•

Strip bonds.    Strip bonds are debt securities that are stripped of their interest, usually by a financial intermediary, after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturities.

Standby commitments, tender option bonds and instruments with demand features are primarily used by the Funds for the purpose of increasing the liquidity of a Fund’s portfolio.

Other Investment Companies

Certain markets are closed in whole or in part to equity investments by foreigners. A Fund may be able to invest in such markets solely or primarily through governmentally authorized investment vehicles or companies. Each Fund generally may invest up to 10% of its total assets in the aggregate in shares of other investment companies and up to 5% of its assets in any one investment company, as long as no investment represents more than 3% of the outstanding voting stock of the acquired investment company at the time of investment; provided that this provision does not apply, however, to any of the Funds relying on Section 12(d)(1)(F) or Section 12(d)(1)(G) of the 1940 Act or applicable exemptive rules. Investment in another investment company may involve the payment of a premium above the value of such issuers’ portfolio securities, and is subject to market availability. The Funds do not intend to invest in such vehicles or funds unless, in the judgment of the Fund’s investment adviser or subadviser, and subject to a Fund’s investment restrictions set forth in its Prospectus and this SAI, the potential benefits of the investment justify the payment of any applicable premium or sales charge. As a shareholder in an investment company, Fund shareholders would indirectly pay a portion of that investment company’s expenses, including its advisory administration, brokerage, shareholder servicing and other expenses. At the same time a Fund would continue to pay its own management fees and other expenses. This section shall not prevent T. Rowe Price from investing the assets of the Blue Chip Growth Fund, Mid Cap Growth Equity II Fund or Small Company Value Fund, respectively, into money market funds managed by T. Rowe Price pursuant to applicable SEC exemptive orders or a Fund from investing its assets in money market funds in compliance with the 1940 Act.

T. Rowe Price offers a diversified and cost-effective investment vehicle for the cash reserves of client accounts. Therefore, T. Rowe Price may choose to invest any available cash reserves in a money market fund established for the exclusive use of the T. Rowe Price family of mutual funds and other T. Rowe Price clients. Currently, two such money market funds are in operation—T. Rowe Price Reserve Investment Fund (“RIF”) and T. Rowe Price Government Reserve Investment Fund (“GRF”), each a series of the T. Rowe Price Reserve Investment Funds, Inc. Additional series may be created in the future. These funds were created and operate under an Exemptive Order issued by the SEC (Investment Company Act Release No. IC-22770, July 29, 1997).

The Funds subadvised by T. Rowe Price may invest up to 25% of total assets in the RIF and GRF. RIF and GRF must comply with the requirements of Rule 2a-7 under the 1940 Act governing money market funds. RIF invests at least 95% of its total assets in prime money market instruments receiving the highest credit rating. The GRF invests primarily in a portfolio of U.S. government backed securities, primarily U.S. Treasuries and repurchase agreements thereon. The funds do not pay an advisory fee to the investment manager at T. Rowe Price, but will incur other expenses. However, RIF and GRF are expected by T. Rowe Price to operate at very low expense ratios. The Funds will only invest in RIF or GRF to the extent it is consistent with its investment objective and program. RIF and GRF are neither insured nor guaranteed by the U.S. government, and there is no assurance they will maintain a stable NAV of $1.00 per share.

Partly Paid Securities

These securities are paid for on an installment basis. A partly paid security trades net of outstanding installment payments—the buyer “takes over payments.” The buyer’s rights are typically restricted until the security is fully paid. If the value of a partly paid security declines before a Fund finishes paying for it, the Fund will still owe the payments, but may find it hard to sell and as a result will incur a loss.

Pass-Through Securities

The Funds may invest in various types of pass-through securities, such as mortgage-backed securities, asset-backed securities and participation interests. A pass-through security is a share or certificate of interest in a pool of debt obligations that have been repackaged by an intermediary, such as a bank or broker-dealer. The purchaser of a pass-through security receives an undivided interest in the underlying pool of securities. The issuers of the underlying securities make interest and principal payments to the intermediary which are passed through to purchasers, such as the Funds. The most common type of pass-through securities are mortgage-backed securities. Government National Mortgage Association (“GNMA”) Certificates are mortgage-backed securities that evidence an undivided interest in a pool of mortgage loans. GNMA Certificates differ from bonds in that principal is paid back monthly by the borrowers over the term of the loan rather than returned in a lump sum at maturity. The Funds may purchase modified pass-through GNMA Certificates, which entitle the holder to receive a share of all interest and principal payments paid and owned on the mortgage pool, net of fees paid to the issuer and GNMA, regardless of whether or not the mortgagor actually makes the payment. GNMA Certificates are backed as to the timely payment of principal and interest by the full faith and credit of the U.S. Government.

The Federal Home Loan Mortgage Corporation (“FHLMC”) issues two types of mortgage pass-through securities: mortgage participation certificates and guaranteed mortgage certificates. Participation certificates resemble GNMA Certificates in that the participation certificates represent a pro rata share of all interest and principal payments made and owned on the underlying pool. FHLMC guarantees timely payments of interest on the participation certificates and the full return of principal. Guaranteed mortgage certificates also represent a pro rata interest in a pool of mortgages. However, these instruments pay interest semi-annually and return principal once a year in guaranteed minimum payments. This type of security is guaranteed by FHLMC as to timely payment of principal and interest but is not backed by the full faith and credit of the U.S. Government.

The Federal National Mortgage Association (“FNMA”) issues guaranteed mortgage pass-through certificates. FNMA Certificates resemble GNMA Certificates in that each FNMA Certificate represents a pro rata share of all interest and principal payments made and owned on the underlying pool. This type of security is guaranteed by the FNMA as to timely payment of principal and interest but is not backed by the full faith and credit of the U.S. Government.

Although FHLMC and FNMA are now under conservatorship by the Federal Housing Finance Agency, and are benefiting from a liquidity backstop of the U.S. Treasury, no assurance can be given that these initiatives will be successful.

Except for guaranteed mortgage certificates, each of the mortgage-backed securities described above is characterized by monthly payments to the holder, reflecting the monthly payments made by the borrowers who received the underlying mortgage loans. The payments to the securities holders, such as the Funds, like the payments on the underlying loans, represent both principal and interest. Although the underlying mortgage loans are for specified periods of time, such as 20 or 30 years, the borrowers can, and typically do, pay them off sooner. Thus, the security holders frequently receive prepayments of principal in addition to the principal that is part of the regular monthly payments. If applicable, a portfolio manager will consider estimated prepayment rates in calculation of the average weighted maturity of a Fund which owns these securities. A borrower is more likely to prepay a mortgage that bears a relatively high rate of interest. This means that in times of declining interest rates, higher yielding mortgage-backed securities held by a Fund might be converted to cash and the Fund will be forced to accept lower interest rates when that cash is used to purchase additional securities in the mortgage-backed securities sector or in other investment sectors. Additionally, prepayments during such periods will limit a Fund’s ability to participate in as large a market gain as may be experienced with a comparable security not subject to prepayment.

The Funds may also invest in Collateralized Loan Obligations, Collateralized Debt Obligations and Collateralized Bond Obligations.

Asset-backed securities represent interests in pools of consumer loans and are backed by paper or accounts receivables originated by banks, credit card companies or other providers of credit. Generally, the originating bank or credit provider is neither the obligor nor the guarantor of the security, and interest and principal payments ultimately depend upon payment of the underlying loans by individuals.

Portfolio Management

A Fund’s investment adviser or subadviser uses trading as a means of managing the portfolio of the Fund in seeking to achieve its investment objective. Transactions will occur when a Fund’s investment adviser or subadviser believes that the trade, net of transaction costs, will improve interest income or capital appreciation potential, or will lessen capital loss potential. Whether the goals discussed above will be achieved through trading depends on the Fund’s investment adviser’s or subadviser’s ability to evaluate particular securities and anticipate relevant market factors, including interest rate trends and variations from such trends. If such evaluations and expectations prove to be incorrect, a Fund’s income or capital appreciation may be reduced and its capital losses may be increased. In addition, high turnover in a Fund could result in additional brokerage commissions to be paid by that Fund. See also “Taxation” below.

The Funds may pay brokerage commissions to affiliates of one or more affiliates of the Funds’ investment advisers or subadvisers.

Portfolio Turnover

Although portfolio turnover is not a limiting factor with respect to investment decisions for the Funds, the Funds (other than the Strategic Bond Fund, the Strategic Balanced Fund, the Core Opportunities Fund, the Mid Cap Growth Equity Fund, the portion of the Small Cap Growth Equity Fund managed by Wellington Management, the portion of the Small Company Growth Fund managed by The Boston Company and the portion of the Emerging Growth Fund managed by Insight Capital) expect to experience relatively modest portfolio turnover rates. It is anticipated that under normal circumstances the annual portfolio turnover rate of each Fund (other than the Strategic Bond Fund, the Strategic Balanced Fund, the Core Opportunities Fund, the Mid Cap Growth Equity Fund, the portion of the Small Cap Growth Equity Fund managed by Wellington Management, the portion of the Small Company Growth Fund managed by The Boston Company and the portion of the Emerging Growth Fund managed by Insight Capital) will generally not exceed 100%. However, in any particular year, market conditions may result in greater turnover rates than the investment adviser or subadviser currently anticipates for these Funds. The investment adviser or subadviser will make changes to the Strategic Bond Fund’s portfolio, the Strategic Balanced Fund’s portfolio, the Core Opportunities Fund’s portfolio, the Mid Cap Growth Equity Fund’s portfolio and the applicable portion of the Small Cap Growth Equity Fund’s, Small Company Growth Fund’s and Emerging Growth Fund’s portfolios whenever it believes such changes are desirable and, consequently, anticipates that, as applicable, each such Fund’s, or a portion of each such Fund’s, portfolio turnover may be high. Portfolio turnover involves brokerage commissions and other transaction costs, which the relevant Fund will bear directly, and could involve realization of capital gains that would be taxable when distributed to shareholders. To the extent that portfolio turnover results in realization of net short-term capital gains, such gains ordinarily are taxed to shareholders at ordinary income tax rates. Portfolio turnover rates are shown in the “Financial Highlights” section of the Prospectus. See the “Taxation” and “Portfolio Transactions and Brokerage” sections in this SAI for additional information.

Real Estate Investment Trusts

Real estate investment trusts (“REITs”) that may be purchased by a Fund include equity REITs, which own real estate directly, mortgage REITs, which make construction, development or long-term mortgage loans, and hybrid REITs, which share characteristics of equity REITs and mortgage REITs. Equity REITs will be affected by, among other things, changes in the value of the underlying property owned by the REITs, while mortgage REITs will be affected by, among other things, the value of the properties to which they have extended credit.

Factors affecting the performance of real estate may include excess supply of real property in certain markets, changes in zoning laws, completion of construction, changes in real estate value and property taxes, sufficient level of occupancy, adequate rent to cover operating expenses, and local and regional markets for competing assets. The performance of real estate may also be affected by changes in interest rates, prudent management of insurance risks and social and economic trends. In addition, REITs are dependent upon the skill of each REIT’s management.

A Fund could, under certain circumstances, own real estate directly as a result of a default on debt securities it owns or from an in-kind distribution of real estate from a REIT. Risks associated with such ownership could include potential liabilities under environmental laws and the costs of other regulatory compliance. If a Fund has rental income or income from the direct disposition of real property, the receipt of such income may adversely affect its ability to retain its tax status as a regulated investment company and thus its ability to avoid taxation on its income and gains distributed to its shareholders. REITs are also subject to substantial cash flow dependency, defaults by borrowers, self-liquidation and the risk of failing to qualify for tax-free pass-through of income under the Code, and/or to maintain exempt status under the 1940 Act. If a Fund invests in REITs, investors would bear not only a proportionate share of the expenses of that Fund, but also, indirectly, expenses of the REITs.

Repurchase Agreements

A repurchase agreement is a contract under which a Fund acquires a security for a relatively short period (usually not more than one week) subject to the obligation of the seller to repurchase and the Fund to resell such security at a fixed time and price (representing the Fund’s cost plus interest). Repurchase agreements may also be viewed as loans made by a Fund which are collateralized by the securities subject to repurchase. The investment adviser or subadviser will monitor such transactions to ensure that the value of the underlying securities will be at least equal at all times to the total amount of the repurchase obligation, including the interest factor. If the seller defaults, a Fund could realize a loss on the sale of the underlying security to the extent that the proceeds of the sale including accrued interest are less than the resale price provided in the agreement including interest. In addition, if the seller should be involved in bankruptcy or insolvency proceedings, the Fund may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if the Fund is treated as an unsecured creditor and required to return the underlying collateral to the seller’s estate. There is no limit on the Funds’ investment in repurchase agreements.

Restricted Securities

Restricted securities are subject to legal restrictions on their sale. Difficulty in selling securities may result in a loss or be costly to a Fund. Restricted securities generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the 1933 Act, or in a registered public offering. Where registration is required, the holder of a registered security may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time it may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the holder might obtain a less favorable price than prevailed when it decided to seek registration of the security.

Reverse Repurchase Agreements

A Fund may enter into reverse repurchase agreements with banks and broker-dealers to enhance return. Reverse repurchase agreements involve sales by a Fund of portfolio securities concurrently with an agreement by the Fund to repurchase the same securities at a later date at a fixed price. During the reverse repurchase agreement period, the Fund continues to receive principal and interest payments on the securities and also has the opportunity to earn a return on the collateral furnished by the counterparty to secure its obligation to redeliver the securities. A reverse repurchase agreement generally creates investment leverage. If the counterparty in a reverse repurchase agreement files for bankruptcy or becomes insolvent, a Fund’s use of proceeds from the sale of its securities may be restricted while the other party or its trustee or receiver determines whether to enforce the Fund’s obligation to repurchase the securities. A Fund may enter into reverse repurchase agreements without limit up to the amount permitted under applicable law.

Securities Lending

Each Fund may seek additional income by making loans of portfolio securities of not more than 33% of its total assets taken at current market value although this amount may change if applicable regulatory requirements change. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Under applicable regulatory requirements and securities lending agreements (which are subject to change), the loan collateral must, on each business day, be at least equal to the value of the loaned securities and must consist of cash (which may be invested by the Fund in any investment not otherwise prohibited by the Prospectus or this SAI), bank letters of credit or securities of the U.S. Government (or its agencies or instrumentalities), or other cash equivalents in which the Funds are permitted to invest. The borrower pays to the lending Fund an amount equal to any dividends or interest received on the securities lent. The Funds may invest the cash collateral received or may receive a fee from the borrower. All investments of cash collateral by a Fund are for the account and risk of that Fund. Although voting rights or rights to consent with respect to the loaned securities pass to the borrower, each Fund retains the right to call the loans at any time on reasonable notice. The Funds may also call such loans in order to sell the securities involved. The Funds pay various fees in connection with such loans, including shipping fees and reasonable custodian, securities lending agent and placement fees. The terms of a Fund’s loans must also meet certain tests under the Code and must permit the Fund to reacquire loaned securities on five business days’ notice or in time to vote on any important matter.

The investment of cash collateral delivered by a borrower pursuant to a loan is at the sole risk of the Fund in most cases. Investment of cash collateral may lose value and/or become illiquid, although each Fund remains obligated to return the collateral amount to the borrower upon termination or maturity of the loan and may realize losses on the collateral investments and/or be required to liquidate other portfolio assets in order to satisfy its obligations.

Short Sales

A short sale is a transaction in which a fund sells a security it does not own in anticipation that the market price of that security will decline. When a fund makes a short sale on a security, it must borrow the security sold short and deliver it to a broker dealer through which it made the short sale as collateral for its obligation to deliver the security upon the conclusion of the sale. A fund may have to pay a fee to borrow particular securities and is often obligated to pay over any accrued interest and dividends on such borrowed securities. If the price of the security sold short increases between the time of the short sale and the time a fund replaces the borrowed security, a fund will incur a loss, which could be unlimited, in cases where a fund is unable for whatever reason to close out its short position; conversely, if the price declines, a fund will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. The successful use of short selling may be adversely impacted by imperfect correlation between movements in the price of the security sold short and the securities being hedged.

Selling short “against-the-box” refers to the sale of securities actually owned by the seller but held in safekeeping. In such short sales, while the short position is open, a fund must own an equal amount of such securities, or by virtue of ownership of securities have the right, without payment of further consideration, to obtain an equal amount of securities sold short. Short sales against-the-box generally produce current recognition of gain (but not loss) for federal income tax purposes on the constructive sale of securities “in the box” prior to the time the short position is closed out.

Short-Term Debt Securities

Money Market Instruments Generally.    The Funds may invest in money market securities, including money market funds. Money market securities are high-quality, short-term debt instruments that may be issued by the U.S. Government, corporations, banks or other entities. They may have fixed, variable or floating interest rates. Some money market securities in which the Funds may invest are described below.

Bank Obligations.    The Funds may invest in bank obligations, including certificates of deposit, time deposits, banker’s acceptances and other short-term obligations of domestic banks, foreign subsidiaries of domestic banks, foreign branches of domestic banks, and domestic and foreign branches of foreign banks, domestic savings and loan associations and other banking institutions.

Certificates of deposit (“CD’s”) are negotiable certificates evidencing the obligations of a bank to repay funds deposited with it for a specified period of time. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits which may be held by the Funds will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation. Bankers’ acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and the drawer to pay the face amount of the instrument upon maturity. The other short-term obligations may include uninsured, direct obligations, bearing fixed, floating- or variable-interest rates.

Exceptions.    The restrictions and limitations on the types of short-term instruments, temporary investments, commercial paper and short-term corporate debt instruments described in the following paragraphs are not applicable to the Value Equity Fund, the Large Cap Value Fund, the Core Opportunities Fund, the Blue Chip Growth Fund, the Large Cap Growth Fund, the Aggressive Growth Fund, the Focused Value Fund, the Small Cap Value Equity Fund, the Mid Cap Growth Equity Fund, the Mid Cap Growth Equity II Fund, the Small Cap Growth Equity Fund, the Small Company Growth Fund and the Emerging Growth Fund.

For the Value Equity Fund, for temporary or defensive purposes the Fund may invest up to 100% of its total assets in investment grade short-term fixed income securities or preferred stocks.

Short-Term Instruments and Temporary Investments.    The Funds may invest in high-quality money market instruments on an ongoing basis to provide liquidity when there is an unexpected level of shareholder purchases or redemptions. In addition, in adverse market conditions, the Funds may invest in these short-term instruments for temporary, defensive purposes. The instruments in which the Funds may invest include: (i) short-term obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities (including government-sponsored enterprises); (ii) CDs, bankers’ acceptances, fixed time deposits and other obligations of domestic banks (including foreign branches) that have more than $1 billion in total assets at the time of investment and that are members of the Federal Reserve System or are examined by the Comptroller of the Currency or whose deposits are insured by the FDIC; (iii) commercial paper rated at the date of purchase “Prime-1” by Moody’s or “A-1+” or “A-1” by S&P (“Prime-3” by Moody’s or “A-3” by S&P for the Strategic Bond Fund and Strategic Balanced Fund), or, if unrated, of comparable quality as determined by the investment advisers or subadvisers; (iv) non-convertible corporate debt securities (e.g., bonds and debentures) with remaining maturities at the date of purchase of not more than one year that are rated, except for the Strategic Bond Fund and the Strategic Balanced Fund, at least “Aa” by Moody’s or “AA” by S&P; (v) repurchase agreements; and (vi) short-term, U.S. dollar-denominated obligations of foreign banks (including U.S. branches) that, at the time of investment have more than $1 billion, or the equivalent in other currencies, in total assets and in the opinion of the relevant investment adviser or subadviser are of comparable quality to obligations of U.S. banks which may be purchased by the Funds.

Commercial Paper and Short-Term Corporate Debt Instruments.    The Funds may invest in commercial paper (including variable amount master demand notes) consisting of short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and, other than asset-backed commercial paper, usually has a maturity at the time of issuance not exceeding nine months. Variable amount master demand notes are demand obligations that permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangements between the issuer and a commercial bank acting as agent for the payee of such notes whereby both parties have the right to vary the amount of the outstanding indebtedness on the notes. The investment advisers or subadvisers monitor on an ongoing basis the ability of an issuer of a demand instrument to pay principal and interest on demand. The Funds also may invest in non-convertible corporate debt securities (e.g., bonds and debentures) with not more than one year remaining to maturity at the date of settlement.

The Funds may also invest in obligations issued or guaranteed by U.S., local, city and state governments and agencies.

The Funds will limit their investments in certificates of deposit and bankers’ acceptances to U.S. dollar-denominated obligations of U.S. banks and savings and loan associations, London branches of U.S. banks (“Eurodollar obligations”) and U.S. branches of foreign banks (“Yankeedollar obligations”). In the case of foreign banks, the $1 billion deposit requirement will be computed using exchange rates in effect at the time of the banks’ most recently published financial statements. Eurodollar obligations and Yankeedollar obligations will not be acquired if as a result more than 25% of a Fund’s net assets would be invested in such obligations. Obligations of foreign banks and of foreign branches of U.S. banks may be affected by foreign governmental action, including imposition of currency controls, interest limitations, withholding taxes, seizure of assets or the declaration of a moratorium or restriction on payments of principal or interest. Foreign banks and foreign branches of U.S. banks may provide less public information than, and may not be subject to the same accounting, auditing and financial recordkeeping standards as, domestic banks.

Letters of Credit.    Certain of the debt obligations (including municipal securities, certificates of participation, commercial paper and other short-term obligations) which the Funds may purchase may be backed by an unconditional and irrevocable letter of credit of a bank, savings and loan association or insurance company which assumes the obligation for payment of principal and interest in the event of default by the issuer. Only banks, savings and loan associations and insurance companies which, in the opinion of a Fund’s investment adviser or subadviser, are of comparable quality to issuers of other permitted investments of the Fund may be used for letter of credit-backed investments.

U.S. Government Securities

The Funds may invest in U.S. Government securities. These include obligations issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities. Payment of principal and interest on U.S. Government obligations (i) may be backed by the full faith and credit of the United States (as with U.S. Treasury obligations and GNMA certificates) or (ii) may be backed solely by the issuing or guaranteeing agency or instrumentality itself (as with FNMA notes). In the latter case, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment. Such agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government would provide financial support to its agencies or instrumentalities where it is not obligated to do so. U.S. Government securities are subject to interest rate risk, and, in some cases, may be subject to credit risk. Although FHLMC and FNMA are now under conservatorship by the Federal Housing Finance Agency, and are benefiting from a liquidity backstop of the U.S. Treasury, no assurance can be given that these initiatives will be successful. As a general matter, the value of debt instruments, including U.S. Government obligations, declines when market interest rates increase and rises when market interest rates decrease. Certain types of U.S. Government obligations are subject to fluctuations in yield or value due to their structure or contract terms.

Utility Industries

Risks that are intrinsic to the utility industries include difficulty in obtaining an adequate return on invested capital, difficulty in financing large construction programs during an in inflationary period, restrictions on operations and increased cost and delays attributable to environmental considerations and regulation, difficulty in raising capital in adequate amounts on reasonable terms in periods of high inflation and unsettled capital markets, technological innovations that may render existing plants, equipment or products obsolete, the potential impact of natural or man-made disasters, increased costs and reduced availability of certain types of fuel, occasionally reduced availability and high costs of natural gas for resale, the effects of energy conservation, the effects of a national energy policy and lengthy delays and greatly increased costs and other problems associated with the design, construction, licensing, regulation and operation of nuclear facilities for electric generation, including, among other considerations, the problems associated with the use of radioactive materials and the disposal of radioactive wastes. There are substantial differences among the regulatory practices and policies of various jurisdictions, and any given regulatory agency may make major shifts in policy from time to time. There is no assurance that regulatory authorities will, in the future, grant rate increases or that such increases will be adequate to permit the payment of dividends on common stocks issued by a utility company. Additionally, existing and possible future regulatory legislation may make it even more difficult for utilities to obtain adequate relief. Certain of the issuers of securities held in the Fund’s portfolio may own or operate nuclear generating facilities. Governmental authorities may from time to time review existing policies and impose additional requirements governing the licensing, construction and operation of nuclear power plants. Prolonged changes in climatic conditions can also have a significant impact on both the revenues of an electric and gas utility as well as the expenses of a utility, particularly a hydro-based electric utility.

Utility companies in the United States and in foreign countries are generally subject to regulation. In the United States, most utility companies are regulated by state and/or federal authorities. Such regulation is intended to ensure appropriate standards of service and adequate capacity to meet public demand. Generally, prices are also regulated in the United States and in foreign countries with the intention of protecting the public while ensuring that the rate of return earned by utility companies is sufficient to allow them to attract capital in order to grow and continue to provide appropriate services. There can be no assurance that such pricing policies or rates of return will continue in the future.

The nature of regulation of the utility industries continues to evolve both in the United States and in foreign countries. In recent years, changes in regulation in the United States increasingly have allowed utility companies to provide services and products outside their traditional geographic areas and lines of business, creating new areas of competition within the industries. In some instances, utility companies are operating on an unregulated basis. Because of trends toward deregulation and the evolution of independent power producers as well as new entrants to the field of telecommunications, non-regulated providers of utility services have become a significant part of their respective industries. The investment adviser or subadviser believes that the emergence of competition and deregulation will result in certain utility companies being able to earn more than their traditional regulated rates of return, while others may be forced to defend their core business from increased competition and may be less profitable. Reduced profitability, as well as new uses of funds (such as for expansion, operations or stock buybacks) could result in cuts in dividend payout rates. The investment adviser or subadviser seeks to take advantage of favorable investment opportunities that may arise from these structural changes. Of course, there can be no assurance that favorable developments will occur in the future.

Foreign utility companies are also subject to regulation, although such regulations may or may not be comparable to those in the United States. Foreign utility companies may be more heavily regulated by their respective governments than utilities in the United States and, as in the United States, generally are required to seek government approval for rate increases. In addition, many foreign utilities use fuels that may cause more pollution than those used in the United States, which may require such utilities to invest in pollution control equipment to meet any proposed pollution restrictions. Foreign regulatory systems vary from country to country and may evolve in ways different from regulation in the United States.

[A Fund’s] investment policies are designed to enable it to capitalize on evolving investment opportunities throughout the world. For example, the rapid growth of certain foreign economies will necessitate expansion of capacity in the utility industries in those countries. Although many foreign utility companies currently are government-owned, thereby limiting current investment opportunities for a Fund, the investment adviser or subadviser believes that, in order to attract significant capital for growth, foreign governments are likely to seek global investors through the privatization of their utility industries. Privatization, which refers to the trend toward investor ownership of assets rather than government ownership, is expected to occur in newer, faster-growing economies and in mature economies. Of course, there is no assurance that such favorable developments will occur or that investment opportunities in foreign markets will increase.

The revenues of domestic and foreign utility companies generally reflect the economic growth and development in the geographic areas in which they do business. The investment adviser or subadviser will take into account anticipated economic growth rates and other economic developments when selecting securities of utility companies.

Zero-Coupon, Step Coupon and Pay-In-Kind Securities

Other debt securities in which the Funds may invest include zero coupon, step coupon and pay-in-kind instruments. Zero coupon bonds are issued and traded at a discount from their face value. They do not entitle the holder to any periodic payment of interest prior to maturity. Step coupon bonds trade at a discount from their face value and pay coupon interest. The coupon rate is low for an initial period and then increases to a higher coupon rate thereafter. The discount from the face amount or par value depends on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issue. Pay-in-kind bonds normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.

Current federal income tax law requires holders of zero coupon and step coupon securities to report the portion of the original issue discount on such securities that accrues during a given year as interest income, even though holders receive no cash payments of interest during the year. In order to qualify as a regulated investment company under the Code, a Fund must distribute its investment company taxable income, including the original issue discount accrued on zero coupon or step coupon bonds. Because a Fund will not receive cash payments on a current basis in respect of accrued original issue discount on zero coupon or step coupon bonds during the period before interest payments begin, in some years that Fund may have to distribute cash obtained from other sources in order to satisfy the distribution requirements under the Code. A Fund might obtain such cash from selling other portfolio holdings which might cause a Fund to incur capital gains or losses on the sale. Additionally, these actions are likely to reduce the assets to which Fund expenses could be allocated and to reduce the rate of return for a Fund. In some circumstances, such sales might be necessary in order to satisfy cash distribution requirements even though investment considerations might otherwise make it undesirable for a Fund to sell the securities at the time.

Generally, the market prices of zero coupon, step coupon and pay-in-kind securities are more volatile than the prices of securities that pay interest periodically and in cash and are likely to respond to changes in interest rates to a greater degree than other types of debt securities.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Trustees of the Funds, including a majority of Trustees who are not “interested persons” of the Funds (as defined in the 1940 Act), have adopted policies and procedures with respect to the disclosure of the Funds’ portfolio holdings. These policies and procedures generally provide that no disclosure of portfolio holdings information may be made unless publicly disclosed as described below or made as part of the daily investment activities of the Funds to the Funds’ investment adviser, subadvisers, or any of their affiliates who provide services to the Funds, which by explicit agreement or by virtue of their respective duties to the Funds, are required to maintain confidentiality of the information disclosed. Certain limited exceptions pursuant to the

Funds’ policies and procedures are described below. The Funds’ portfolio holdings information may not be disseminated for compensation. Any exceptions to the Funds’ policies and procedures may be made only if approved in writing by the Funds’ Principal Executive Officer and the Funds’ Chief Compliance Officer as being in the best interests of the relevant Fund, and then only if the recipients are subject to a confidentiality agreement as described below. Any such exceptions must be reported to the Funds’ Board at its next regularly scheduled meeting. It was determined that these policies and procedures are reasonably designed to ensure that disclosure of portfolio holdings information is in the best interests of a Fund’s shareholders and appropriately address the potential for conflicts between the interests of a Fund’s shareholders, on the one hand, and those of MassMutual or any affiliated person of the Fund or MassMutual on the other.

Acting pursuant to the policies and procedures adopted by the Trustees of the Funds, the Funds’ investment adviser and subadvisers are primarily responsible for compliance with these policies and procedures, which includes maintaining such internal informational barriers (e.g., “Chinese walls”) as each believes are reasonably necessary for preventing the unauthorized disclosure of portfolio holdings information. Pursuant to Rule 38a-1 under the 1940 Act, the Trustees will periodically (as needed, but at least annually) receive reports from the Funds’ Chief Compliance Officer regarding the operation of these policies and procedures, including a confirmation by the Chief Compliance Officer that the investment adviser’s and the subadvisers’ policies, procedures and/or processes are reasonably designed to comply with the Funds’ policies and procedures in this regard.

Public Disclosures

The Funds’ portfolio holdings are currently disclosed to the public through required filings with the SEC and as described below. The Funds file their portfolio holdings with the SEC for each fiscal quarter on Form N-CSR (with respect to each annual period and semi-annual period) and Form N-Q (with respect to the first and third quarters of the Funds’ fiscal year) no later than 60 days after the end of the applicable quarter. Shareholders may obtain the Funds’ Form N-CSR and N-Q filings on the SEC’s Web site at http://www.sec.gov. In addition, the Funds’ Form N-CSR and N-Q filings may be reviewed and copied at the SEC’s public reference room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s Web site or the operation of the public reference room.

The Funds’ most recent portfolio holdings as of the end of February, May, August and November are available on http://www.massmutual.com/retire no earlier than 30 days after the end of each of these respective months. In addition, each Fund’s top ten holdings are made available in quarterly reports and on http://www.massmutual.com/retire as soon as possible after each calendar quarter-end. A Funds’ portfolio holdings may also be made available on http://www.massmutual.com/retire at other times as approved in writing by the Funds’ Principal Executive Officer and the Funds’ Chief Compliance Officer as being in the best interests of the relevant Fund.

Other Disclosures

Acting pursuant to the policies and procedures adopted by the Trustees of the Funds, and to the extent permitted under the 1933 and 1940 Acts, the Funds’ investment adviser and subadvisers may distribute (or authorize the Funds’ custodians to distribute) information regarding the Funds’ portfolio holdings more frequently than as provided above on a confidential basis to various service providers and others who require such information in order to fulfill their contractual duties with respect to the Funds. These service providers include the Funds’ custodians, (State Street Bank and Trust Company or Brown Brothers Harriman & Co., as applicable), the Funds’ sub-administrator (State Street Bank and Trust Company), the Funds’ independent registered public accounting firm (Deloitte & Touche LLP), legal counsel (Ropes & Gray LLP), financial printer (R.R. Donnelley), any proxy voting service employed by the Funds, MassMutual, or any of the Funds’ subadvisers, and any pricing services employed by the Funds. The Funds may also periodically provide non-public information about their portfolio holdings to rating and ranking organizations, such as Lipper Inc. and Morningstar Inc., in connection with those firms’ research on and classification of the Funds and in order to gather information about how the Funds’ attributes (such as volatility, turnover, and expenses) compared with those of peer funds.

Such disclosures may be made only if (i) the recipients of such information are subject to a written confidentiality agreement specifying that the Funds’ portfolio holdings information is the confidential property of the Funds and may not be used for any purpose except in connection with the provision of services to the Funds and, in particular, that such information may not be traded upon; and (ii) if the Funds’ Chief Compliance Officer (or a person designated by the Chief Compliance Officer) determines that, under the circumstances, disclosure is in the best interests of the relevant Fund’s shareholders. The information distributed is limited to the information that MassMutual or the relevant subadviser believes is reasonably necessary in connection with the services provided by the service provider receiving the information.

INVESTMENT RESTRICTIONS OF THE FUNDS

FUNDAMENTAL INVESTMENT RESTRICTIONS OF THE FUNDS

(other than the Value Equity Fund and Blue Chip Growth Fund)

The following is a description of certain fundamental restrictions on investments of the Funds (in addition to those described in the Prospectus) which may not be changed without a vote of a majority of the outstanding shares of the applicable Fund. Investment restrictions that appear below or elsewhere in this SAI and in the Prospectus which involve a maximum percentage of securities or assets shall not be considered violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition or encumbrance of securities or assets of, or borrowings by or on behalf of a Fund. Each Fund may not:

(1) with the exception of the Focused Value Fund, purchase securities (other than securities issued, guaranteed or sponsored by the U.S. Government or its agencies or instrumentalities or securities issued by investment companies) of any one issuer if, as a result, more than 5% of a Fund’s total assets would be invested in the securities of such issuer or the Fund would own more than 10% of the outstanding voting securities of such issuer, except that up to 25% of the Fund’s total assets may be invested without regard to these limitations;

(2) purchase commodities or commodity contracts, except that the Fund may enter into futures contracts, options, options on futures, and other financial transactions to the extent consistent with applicable law and the Fund’s Prospectus and SAI at the time;

(3) purchase or sell real estate except that it may dispose of real estate acquired as a result of the ownership of securities or other instruments. (This restriction does not prohibit a Fund from investing in securities or other instruments backed by real estate or in securities of companies engaged in the real estate business.);

(4) participate in the underwriting of securities, except to the extent that a Fund may be deemed an underwriter under federal securities laws by reason of acquisitions or distributions of portfolio securities (e.g., investments in restricted securities and instruments subject to such limits as imposed by the Board and/or law);

(5) make loans, except to the extent permitted by the 1940 Act, the rules and regulations thereunder (as such statute, rules or regulations may be amended from time to time) or by guidance regarding or interpretations of, or exemptive orders under, the 1940 Act or the rules or regulations thereunder published by appropriate regulatory authorities;

(6) borrow money or issue senior securities, except to the extent permitted by the 1940 Act, the rules and regulations thereunder (as such statute, rules or regulations may be amended from time to time) or by guidance regarding or interpretations of, or exemptive orders under, the 1940 Act or the rules or regulations thereunder published by appropriate regulatory authorities;

(7) concentrate its investments in any one industry, as determined by the Board, and in this connection a Fund will not acquire securities of companies in any one industry if, immediately after giving effect to any such acquisition, more than 25% of the value of the total assets of the Fund would be invested in such industry, with the following exceptions:

(a) There is no limitation for securities issued or guaranteed by the U.S. government or its agencies or instrumentalities.

(b) In the case of the Indexed Equity Fund and the NASDAQ-100 Fund, except to the extent the Index is so concentrated.

(c) In the case of the Global Equity Fund, there is no limitation for securities issued by other investment companies.

With respect to limitation (7) above, it is the position of the SEC staff that no further investment may be made in any one industry if, upon making the proposed investment, 25% or more of the Fund’s total assets would be invested in such industry.

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS OF THE FUNDS

(other than the Value Equity Fund and Blue Chip Growth Fund)

In addition to the investment restrictions adopted as fundamental policies set forth above, the Funds operate with certain non-fundamental policies that may be changed by vote of a majority of the Board members at any time.

In accordance with such policies, each Fund may not:

(1)  with the exception of the Global Allocation Fund, sell securities short, but reserves the right to sell securities short against the box.

(2)  invest more than 15% of its net assets in illiquid securities. This restriction does not limit the purchase of securities eligible for resale to qualified institutional buyers pursuant to Rule 144A under the 1933 Act, provided that such securities are determined to be liquid by MassMutual or the subadviser pursuant to Board approved guidelines.

(3)  to the extent that shares of the Fund are purchased or otherwise acquired by other series of the Trust, acquire any securities of registered open-end investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or Section 12(d)(1)(G) of the 1940 Act, except this restriction shall not prohibit the investment by the Mid Cap Growth Equity II Fund or the Small Company Value Fund in money market funds managed by T. Rowe Price pursuant to an exemptive order.

With respect to limitation (2) above, if there is a lack of trading interest in particular Rule 144A securities, a Fund’s holdings of those securities may be illiquid, resulting in the possibility of undesirable delays in selling these securities at prices representing fair value. If, through a change in values, net assets, or other circumstances, the Fund were in a position where more than 15% of its net assets was invested in illiquid securities, it would consider appropriate steps to protect liquidity.

None of the foregoing will limit the investment by the Global Allocation Fund in any subsidiary of the Global Allocation Fund.

Notwithstanding the foregoing investment limitations, the Underlying Funds in which the Destination Retirement Funds may invest have adopted certain investment limitations that may be more or less restrictive than those listed above, thereby permitting a Destination Retirement Fund to engage indirectly in investment strategies that are prohibited under the investment limitations listed above.

In accordance with each Destination Retirement Fund’s investment program as set forth in the Prospectus, a Destination Retirement Fund may invest more than 25% of its assets in any one Underlying Fund. While each Destination Retirement Fund does not intend to concentrate its investments in a particular industry, a Destination Retirement Fund may indirectly concentrate in a particular industry or group of industries through its investments in one or more Underlying Funds.

FUNDAMENTAL INVESTMENT RESTRICTIONS OF

THE BLUE CHIP GROWTH FUND

The following is a description of certain fundamental restrictions on investments of the Fund (in addition to those described in the Prospectus) which may not be changed without a vote of a majority of the outstanding shares of the Fund. Investment restrictions that appear below or elsewhere in this SAI and in the Prospectus which involve a maximum percentage of securities or assets shall not be considered violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition or encumbrance of securities or assets of, or borrowings by or on behalf of the Fund. The Fund may not:

(1)  with respect to 75% of the Fund’s total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or securities of other investment companies) if, as a result, (a) more than 5% of the Fund’s total assets would be invested in the securities of that issuer, or (b) the Fund would hold more than 10% of the voting securities of that issuer;

(2)  issue senior securities, except as permitted under the 1940 Act;

(3)  borrow money, except that the Fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/ 3 of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;

(4)  underwrite securities issued by others, except to the extent that the Fund may be considered an underwriter within the meaning of the 1933 Act in the disposition of restricted securities or in connection with investments in other investment companies;

(5)  purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities), if, as a result, more than 25% of the Fund’s total assets would be invested in companies whose principal business activities are in the same industry;

(6)  purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);

(7)  purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities); and

(8)  lend any security or make any loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements, or to acquisitions of loans, loan participations or other forms of debt instruments.

(9)  The Fund may, notwithstanding any other fundamental policy or limitation, invest all of its assets in the securities of a single open-end management investment company managed by the Fund’s subadviser or an affiliate or successor with substantially the same fundamental investment objective, policies and limitations as the Fund.

With respect to limitation (5) above, it is the position of the SEC staff that no further investment may be made in any one industry if, upon making the proposed investment, 25% or more of the Fund’s total assets would be invested in such industry.

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS OF

THE BLUE CHIP GROWTH FUND

In addition to the investment restrictions adopted as fundamental policies set forth above, the Fund operates with certain non-fundamental policies that may be changed by vote of a majority of the Board members at any time.

In accordance with such policies, the Fund:

(1)  does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

(2)  does not currently intend to purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

(3)  may borrow money only (a) from a bank or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental investment limitation (3)).

(4)  does not currently intend to purchase any security if, as a result, more than 15% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.

(5)  does not currently intend to lend assets other than securities to other parties, except by assuming any unfunded commitments in connection with the acquisition of loans, loan participations or other forms of direct debt instruments. (This limitation does not apply to purchases of debt securities, to repurchase agreements, or to acquisitions of loans, loan participations or other forms of debt instruments.)

(6)  does not currently intend to invest all of its assets in the securities of a single open-end management investment company managed by the Fund’s subadviser or an affiliate or successor with substantially the same fundamental investment objective, policies and limitations as the Fund.

(7) may not, to the extent that shares of the Fund are purchased or otherwise acquired by other series of the Trust, acquire any securities of registered open-end investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or Section 12(d)(1)(G) of the 1940 Act, except this restriction shall not prohibit the investment by the Fund in money market funds managed by T. Rowe Price pursuant to an exemptive order.

With respect to limitation (4), if, through a change in values, net assets, or other circumstances, the Fund were in a position where more than 15% of its net assets was invested in illiquid securities, it would consider appropriate steps to protect liquidity.

FUNDAMENTAL INVESTMENT RESTRICTIONS OF THE VALUE EQUITY FUND

The following is a description of certain fundamental restrictions on investments of the Fund (in addition to those described in the Prospectus) which may not be changed without a vote of a majority of the outstanding shares of the Fund. Investment restrictions that appear below or elsewhere in this SAI and in the Prospectus which involve a maximum percentage of securities or assets shall not be considered violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition or encumbrance of securities or assets of, or borrowings by or on behalf of the Fund. The Fund may not:

(1)  purchase securities (other than securities issued, guaranteed or sponsored by the U.S. Government or its agencies or instrumentalities or securities issued by investment companies) of any one issuer if, as a result, more than 5% of the Fund’s total assets would be invested in the securities of such issuer or the Fund would own more than 10% of the outstanding voting securities of such issuer, except that up to 25% of the Fund’s total assets may be invested without regard to these limitations;

(2)  issue senior securities, except as permitted under the Investment Company Act of 1940, as amended;

(3)  borrow money, except that the Fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;

(4)  underwrite securities issued by others, except to the extent that the Fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities or in connection with investments in other investment companies;

(5)  purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities), if, as a result, more than 25% of the Fund’s total assets would be invested in companies whose principal business activities are in the same industry;

(6)  purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);

(7)  purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities); and

(8)  lend any security or make any loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements, or to acquisitions of loans, loan participations or other forms of debt instruments.

(9)  The Fund may, notwithstanding any other fundamental policy or limitation, invest all of its assets in the securities of a single open-end management investment company managed by the Fund’s subadviser or an affiliate or successor with substantially the same fundamental investment objective, policies and limitations as the Fund.

With respect to limitation (5) above, it is the position of the SEC staff that no further investment may be made in any one industry if, upon making the proposed investment, 25% or more of the Fund’s total assets would be invested in such industry.

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS OF THE VALUE EQUITY FUND

In addition to the investment restrictions adopted as fundamental policies set forth above, the Fund operates with certain non-fundamental policies that may be changed by vote of a majority of the Board members at any time.

In accordance with such policies, the Fund:

(1)  does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

(2)  does not currently intend to purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

(3)  may borrow money only (a) from a bank or from a registered investment company or fund for which the Fund’s subadviser or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental investment limitation (3)).

(4)  does not currently intend to purchase any security if, as a result, more than 15% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.

(5)  does not currently intend to lend assets other than securities to other parties, except by (a) lending money (up to 15% of the Fund’s net assets) to a registered investment company or portfolio for which Fidelity Management & Research Company or an affiliate serves as investment adviser or (b) assuming any unfunded commitments in connection with the acquisition of loans, loan participations or other forms of direct debt instruments. (This limitation does not apply to purchases of debt securities, to repurchase agreements, or to acquisitions of loans, loan participations or other forms of debt instruments.)

With respect to limitation (4), if, through a change in values, net assets, or other circumstances, the Fund were in a position where more than 15% of its net assets was invested in illiquid securities, it would consider appropriate steps to protect liquidity.

MANAGEMENT OF THE TRUST

The Trust has a Board, a majority of which are not “interested persons” (as defined in the 1940 Act) of the Trust. The Board is generally responsible for management of the business and affairs of the Trust. The Trustees formulate the general policies of the Trust and the Funds, approve contracts and authorize Trust officers to carry out the decisions of the Board. To assist them in this role, the Trustees who are not “interested persons” of the Trust (“Disinterested Trustees”) have retained independent legal counsel. As investment adviser and subadvisers to the Funds, respectively, MassMutual, AllianceBernstein, Barrow Hanley, BlackRock, Brandywine Global, Cooke & Bieler, Davis, DMC, Eagle, EARNEST Partners, Essex, Federated Clover, Harris, Insight Capital, J.P. Morgan, Loomis Sayles, MFS, NTI, Pyramis, Rainier, Sands Capital, Systematic, T. Rowe Price, The Boston Company, Turner, Victory, Waddell & Reed, Wellington Management, Western Asset and Western Asset Limited may be considered part of the management of the Trust. The Trustees and principal officers of the Trust are listed below together with information on their positions with the Trust, address, age, principal occupations during the past five years and other principal business affiliations.

Disinterested Trustees

Richard H. Ayers	Chairman and Trustee of the Trust
1295 State Street
Springfield, MA 01111
Age: 67
Trustee since 1996
Trustee of 61 portfolios in fund complex

Retired; former adviser to Chairman (1997), Chairman and Chief Executive Officer (1989-1996) and Director (1985-1996), The Stanley Works (manufacturer of tools, hardware and specialty hardware products); Director (since 2008), Celera Corporation; Chairman (since 2010), Trustee (since 1999), Advisory Board Member (1996-1999), MML Series Investment Fund (open-end investment company).

Allan W. Blair	Trustee of the Trust
1295 State Street
Springfield, MA 01111
Age: 61
Trustee since 2003
Trustee of 61 portfolios in fund complex

President and Chief Executive Officer (since 1996), Economic Development Council of Western Massachusetts; President and Chief Executive Officer (1993-2006), Westmass Area Development Corporation; President and Chief Executive Officer (since 1984), Westover Metropolitan Development Corporation; Trustee (since 2003), MML Series Investment Fund (open-end investment company).

Mary E. Boland	Trustee of the Trust
1295 State Street
Springfield, MA 01111
Age: 70
Trustee since 1994
Trustee of 61 portfolios in fund complex

Attorney-at-Law (since 2004); Attorney-at-Law (1965-2004), Egan, Flanagan and Cohen, P.C. (law firm), Springfield, MA; Trustee (since 1973), MML Series Investment Fund (open-end investment company).

R. Alan Hunter, Jr.	Trustee of the Trust
1295 State Street
Springfield, MA 01111
Age: 63
Trustee since 2003
Trustee of 61 portfolios in fund complex

Retired; President and Chief Operating Officer (1993-1997), The Stanley Works (manufacturer of tools, hardware and specialty hardware products); Director (since 2007), Actuant Corporation; Trustee (since 2003), MML Series Investment Fund (open-end investment company).

F. William Marshall, Jr.	Trustee of the Trust
1295 State Street
Springfield, MA 01111
Age: 67
Trustee since 1996
Trustee of 96 portfolios in fund complex[1]

Consultant (since 1999); Chairman (1999), Family Bank, F.S.B. (formerly SIS Bank); Executive Vice President (1999), Peoples Heritage Financial Group; President, Chief Executive Officer and Director (1993- 1999), SIS Bancorp, Inc. and SIS Bank (formerly, Springfield Institution for Savings); Trustee (since 2000), Board II Oppenheimer Funds; Trustee (since 1996), MML Series Investment Fund (open-end investment company).

Susan B. Sweeney	Trustee of the Trust
1295 State Street
Springfield, MA 01111
Age: 57
Trustee since 2009
Trustee of 61 portfolios in fund complex

Senior Managing Director (since 2008), Ironwood Capital (private equity firm); Chief Investment Officer, Pension Fund (2002-2007), Office of the Treasurer of the State of Connecticut; Trustee (since 2009), MML Series Investment Fund (open-end investment company).

Interested Trustees

Robert E. Joyal[2]	Trustee of the Trust
1295 State Street
Springfield, MA 01111
Age: 65
Trustee since 2003
Trustee of 63 portfolios in fund complex[3]

Retired; President (2001-2003), Managing Director (2000-2001) and Executive Director (1999-2000), David L. Babson & Company Inc.; Trustee (since 2003), President (1999-2003), MassMutual Corporate Investors (closed-end investment company); Director (since 2003), Pemco Aviation Group, Inc.; Trustee (since 2003), President (1999-2003), MassMutual Participation Investors (closed-end investment company); Vice Chairman (2005-2007), Trustee (since 2003), MML Series Investment Fund (open-end investment company); Director (since 2006), Jefferies Group, Inc. (investment bank); Director (since 2007), Scottish Re Group Ltd.

(1)	Board II Oppenheimer Funds is deemed to be part of the Fund Complex because it is managed by OppenheimerFunds, Inc., an indirect subsidiary of MassMutual.
(2)	Mr. Joyal is an “Interested Person,” as that term is defined in the 1940 Act, through his position as a director of Jefferies Group, Inc., a broker-dealer that may execute portfolio transactions and/or engage in principal transactions with the Funds, other investment companies advised by MassMutual or holding themselves out to investors as related companies for purposes of investment or investor services, or any other advisory accounts over which MassMutual has brokerage placement discretion.
(3)	MassMutual Participation Investors and MassMutual Corporate Investors are deemed to be a part of the Fund Complex because they are managed by Babson Capital Management LLC, an indirect subsidiary of MassMutual.

Elaine A. Sarsynski[4]	Trustee of the Trust
1295 State Street
Springfield, MA 01111
Age: 54
Trustee since 2008
Trustee of 61 portfolios in fund complex

Executive Vice President (since 2005), MassMutual; Managing Director (2005), Babson Capital Management LLC; Chief Executive Officer (2001-2005), Town of Suffield, Connecticut; Trustee (since 2008), MML Series Investment Fund (open-end investment company).

Principal Officers

John E. Deitelbaum 1295 State Street Springfield, MA 01111 Age: 41 Officer since 2006 Officer of 91 portfolios in fund complex	Vice President of the Trust

Corporate Vice President and Associate General Counsel (since 2007), Assistant Secretary (since 2008), Vice President and Associate General Counsel (2006-2007), Second Vice President and Associate General Counsel (2000-2006), MassMutual; Vice President (since 2006), Clerk and Chief Legal Officer (2006-2008), MassMutual Premier Funds (open-end investment company); Vice President (since 2006), Secretary and Chief Legal Officer (2006-2008), MML Series Investment Fund (open-end investment company); Vice President (since 2006), Clerk and Chief Legal Officer (2006-2008), MML Series Investment Fund II (open-end investment company).

Michael C. Eldredge 1295 State Street Springfield, MA 01111 Age: 45 Officer since 2009 Officer of 91 portfolios in fund complex	Vice President of the Trust

Vice President (since 2008), MassMutual; Vice President (1998-2008), ING; Vice President (since 2009), MassMutual Premier Funds (open-end investment company); Vice President (since 2009), MML Series Investment Fund (open-end investment company); Vice President (since 2009), MML Series Investment Fund II (open-end investment company).

Andrew M. Goldberg 1295 State Street Springfield, MA 01111 Age: 43 Officer since 2001 Officer of 91 portfolios in fund complex	Vice President, Secretary and Chief Legal Officer of the Trust

Assistant Vice President and Counsel (since 2004), Counsel (2001-2004), MassMutual; Vice President, Clerk and Chief Legal Officer (since 2008), Assistant Clerk (2004-2008), MassMutual Premier Funds (open-end investment company); Vice President, Secretary and Chief Legal Officer (since 2008), Assistant Secretary (2001-

(4)	Ms. Sarsynski is an Interested Person through her employment with MassMutual.

2008), MML Series Investment Fund (open-end investment company); Vice President, Clerk and Chief Legal Officer (since 2008), Assistant Clerk (2005-2008), MML Series Investment Fund II (open-end investment company).

Nicholas H. Palmerino 1295 State Street Springfield, MA 01111 Age: 44 Officer since 2006 Officer of 91 portfolios in fund complex	Chief Financial Officer and Treasurer of the Trust

Assistant Vice President (since 2006), MassMutual; Vice President (2006), Consultant (2005-2006), JP Morgan Chase Worldwide Securities Services; Senior Vice President (2003-2004), CDC IXIS Asset Management Services, Inc. and CDC IXIS Asset Management Advisers, L.P.; Vice President (1996-2003), Loomis Sayles & Company, L.P.; Chief Financial Officer and Treasurer (since 2006), MassMutual Premier Funds (open-end investment company); Chief Financial Officer and Treasurer (since 2006), MML Series Investment Fund (open-end investment company); Chief Financial Officer and Treasurer (since 2006), MML Series Investment Fund II (open-end investment company).

Philip S. Wellman 1295 State Street Springfield, MA 01111 Age: 45 Officer since 2007 Officer of 91 portfolios in fund complex	Vice President and Chief Compliance Officer of the Trust

Vice President, Compliance (since 2007), Assistant Vice President and Associate General Counsel (2006-2007), MassMutual; Director, Office of General Counsel (2005-2006), Merrill Lynch, Pierce, Fenner & Smith Incorporated; Senior Vice President and Assistant General Counsel (2000-2006), Advest, Inc.; Vice President and Chief Compliance Officer (since 2007), MassMutual Premier Funds (open-end investment company); Vice President and Chief Compliance Officer (since 2007), MML Series Investment Fund (open-end investment company); Vice President and Chief Compliance Officer (since 2007), MML Series Investment Fund II (open-end investment company).

Eric H. Wietsma 1295 State Street Springfield, MA 01111 Age: 43 Officer since 2006 Officer of 91 portfolios in fund complex	President of the Trust

Corporate Vice President (since 2007), Vice President (2005-2007), MassMutual; Vice President (1999-2005), Hartford Life Insurance Company; President (since 2008), Vice President (2006-2008), MassMutual Premier Funds (open-end investment company); Vice President (since 2006), MML Series Investment Fund (open-end investment company); Vice President (since 2006), MML Series Investment Fund II (open-end investment company).

Each Trustee of the Trust serves until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of his or her successor or until he or she dies, resigns or is removed. Notwithstanding the foregoing, unless the Trustees determine that it is desirable and in the best interest of the Trust that an exception to the retirement policy of the Trust be made, a Trustee shall retire and cease to serve as a Trustee upon the conclusion of the calendar year in which such Trustee attains the age of seventy-two years.

The Chairperson is elected to hold such office for a term of three years or until his or her successor is elected and qualified to carry out the duties and responsibilities of his or her office, or until he or she retires, dies, resigns, is removed or becomes disqualified.

The President, Treasurer and Secretary are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she dies, resigns, is removed or becomes disqualified. Each other officer shall hold office at the pleasure of the Trustees.

The Board had four regularly scheduled meetings in 2009.

The Trust has an Audit Committee, consisting of Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust. The Audit Committee, whose members are Messrs. Hunter and Blair and Ms. Sweeney, makes recommendations to the Trustees as to the engagement or discharge of the Trust’s independent auditors, supervises investigations into matters relating to audit functions, reviews with the Trust’s independent auditors the results of the audit engagement, and considers the audit fees. In 2009, the Audit Committee met five times.

The Trust has a Nominating Committee, consisting of each Trustee who is not an “interested person” of the Trust. There are no regular meetings of the Nominating Committee but rather meetings are held as appropriate. The Nominating Committee met five times during 2009. The Nominating Committee evaluates the qualifications of Trustee candidates and nominates candidates to the full Board. The Nominating Committee will consider nominees for the position of Trustee recommended by shareholders. Recommendations should be submitted to the Nominating Committee in care of the Secretary of the Trust at 1295 State Street, Springfield, MA 01111. The Nominating Committee also considers candidates from among the Trustees to serve as Chairperson of the Board and annually reviews the compensation of the Trust’s independent trustees.

The Nominating Committee will consider and evaluate nominee candidates properly submitted by shareholders of the Trust in the same manner as it considers and evaluates candidates recommended by other sources. A recommendation of a shareholder of the Trust must be submitted as described below to be considered properly submitted for purposes of the Nominating Committee’s consideration. The shareholders of the Trust must submit any such recommendation (a “Shareholder Recommendation”) in writing to the Trust’s Nominating Committee, to the attention of the Secretary, at the address of the principal executive offices of the Trust, which is 1295 State Street, Springfield, MA 01111. The Shareholder Recommendation must be delivered to or mailed and received at the principal executive offices of the Trust at least 60 calendar days before the date of the meeting at which the Nominating Committee is to select a nominee for independent Trustee. The Shareholder Recommendation must include: (i) a statement in writing setting forth: (A) the name, age, date of birth, phone number, business address, residence address, nationality and pertinent qualifications of the person recommended by the shareholder (the “Shareholder Candidate”), including an explanation of why the shareholder believes the Candidate will make a good Trustee; (B) the class or series and number of all shares of the Trust owned of record or beneficially by the Shareholder Candidate, as reported to such shareholder by the Shareholder Candidate; (C) any other information regarding the Shareholder Candidate called for with respect to director nominees by paragraphs (a), (d), (e) and (f) of Item 401 of Regulation S-K or paragraph (b) of Item 22 of Rule 14a-101 (Schedule 14A) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), adopted by the SEC (or the corresponding provisions of any regulation or rule subsequently adopted by the SEC or any successor agency applicable to the Trust); (D) any other information regarding the Shareholder Candidate that would be required to be disclosed if the Shareholder Candidate were a nominee in a proxy statement or other filing required to be made in connection with solicitation of proxies for election of trustees or directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder; and (E) whether the recommending shareholder believes that the Shareholder Candidate is or will be an “interested person” (as defined in Section 2(a)(19) of the 1940 Act) of the Trust and, if not an “interested person,” information regarding the Shareholder Candidate that will be sufficient for the Trust to make such determination; (ii) the written and signed consent of the Shareholder Candidate to be named as a nominee, consenting to (1) the disclosure, as may be necessary or appropriate, of such Shareholder Candidate’s information submitted in accordance with (i) above and (2) service as a Trustee if elected; (iii) the recommending shareholder’s name and address as it appears on the Trust’s books, the number of all shares of each series of the Trust owned beneficially and of record by the recommending shareholder; (iv) a description of all arrangements or understandings between the recommending shareholder and the Shareholder Candidate and any other person or persons (including their names) pursuant to which the Shareholder Recommendation is being made by the recommending shareholder; and (v) such other information as the Nominating Committee may require the Shareholder Candidate to furnish as it may reasonably require or deem necessary to determine the eligibility of such Shareholder Candidate to serve as a Trustee or to satisfy applicable law.

Shareholders may send other communications to the Trustees by addressing such correspondence directly to the Secretary of the Trust, c/o Massachusetts Mutual Life Insurance Company, 1295 State Street, Springfield, MA 01111. When writing to the Board, shareholders should identify themselves, the fact that the communication is directed to the Board, the Fund they are writing about, and any relevant information regarding their Fund holdings. Except as provided below, the Secretary shall either (i) provide a copy of each shareholder communication to the Board at its next regularly scheduled meeting or (ii) if the Secretary determines that the communication requires more immediate attention, forward the communication to the Board promptly after receipt. The Secretary will also provide a copy of each shareholder communication to the Trust’s Chief Compliance Officer.

The Secretary may, in good faith, determine that a shareholder communication should not be provided to the Board because it does not reasonably relate to the Trust or its operations, management, activities, policies, service providers, Board, officers, shareholders or other matters relating to an investment in the Funds or is otherwise ministerial in nature (such as a request for Fund literature, share data or financial information). The Secretary will provide to the Board on a quarterly basis a summary of the shareholder communications not provided to the Board by virtue of this paragraph.

The Trust has a Contract Committee, consisting of each Trustee who is not an “interested person” of the Trust. The Contract Committee met once during 2009. The Contract Committee performs the specific tasks assigned to independent trustees by the 1940 Act, including the periodic consideration of the Trust’s investment management agreements and subadvisory agreements.

The Trust has a Governance Committee, whose members are Messrs. Blair, Joyal and Marshall, Ms. Boland and Ms. Sarsynski. The Governance Committee met two times during 2009. The Governance Committee oversees board governance issues including, but not limited to, the following: (i) to evaluate the board and committee structure and the performance of Trustees, (ii) to consider and address any conflicts and (iii) to consider the retirement policies of the Board.

The Trust has a Valuation Committee, consisting of the President, Treasurer, Assistant Treasurers, Vice Presidents (except for the CCO), Secretary and Assistant Secretaries of the Trust. The Valuation Committee determines whether market quotations are readily available for investments held by each series of the Trust and determines the fair value of investments held by each series of the Trust for which market quotations are not readily available or are not deemed reliable by the investment adviser. There are no regular meetings of the Valuation Committee but rather meetings are held as appropriate.

The table below sets forth information regarding the Trustees’ beneficial ownership of Fund shares, based on the value of such shares as of December 31, 2009.

Name of Trustee	The Dollar Range of Equity Securities Beneficially Owned in the Trust	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Disinterested Trustees
Richard H. Ayers	None	None
Allan W. Blair	None	None
Mary E. Boland	None	None
Richard W. Greene*	None	None
R. Alan Hunter, Jr.	None	None
F. William Marshall, Jr.	None	None
Susan B. Sweeney	None	None
Interested Trustees
Robert E. Joyal	None	None
Elaine A. Sarsynski	None	None

*	Retired as of December 31, 2009.

As of [March 3, 2010], the Trustees and officers of the Trust, individually and as a group, beneficially owned less than 1% of the outstanding shares of any of the Funds.

To the knowledge of the Trust, as of December 31, 2009, the Disinterested Trustees and their immediate family members did not own beneficially or of record securities of an investment adviser, subadviser, principal underwriter or sponsoring insurance company of the Funds or a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment adviser, subadviser, principal underwriter or sponsoring insurance company of the Funds.

Effective January 1, 2010, the Trust, on behalf of the Fund, pays each of its Trustees who is not an officer or employee of MassMutual a fee of $11,100 per quarter plus a fee of $3,600 per in-person meeting attended and the annual Contract Committee meeting. The Chairperson of the Board is paid an additional 50% of the quarterly fee, the in-person meeting fee and the Contract Committee meeting fee. The Chairperson of the Audit Committee is paid an additional 10% of the quarterly fee, the in-person meeting fee and the Contract Committee meeting fee. The Chairpersons of each of the Contract Committee, the Nominating Committee and the Governance Committee are paid an additional 5% of the quarterly fee, the in-person meeting fee and the Contract Committee meeting fee. Such Trustees who serve on the Audit Committee, other than the Chairperson, are paid an additional 4% of the quarterly fee, the in-person meeting fee and the Contract Committee meeting fee. No additional fees are paid for attending any other committee meetings or any special telephonic meetings. In addition, the Trust reimburses out-of-pocket business travel expenses to such Trustees. Trustees who are officers or employees of MassMutual receive no fees from the Trust.

At the start of the 2009 fiscal year, the Trust, on behalf of each Fund, paid each of its Trustees who was not an officer or employee of MassMutual a fee of $14,000 per quarter plus a fee of $4,800 per meeting attended in-person. Such Trustees who served on the Contract Committee of the Trust were paid an additional $4,800 for attending the annual Contract Committee meeting. The Chairperson of the Board was paid an additional 50% of the quarterly fee, the in-person meeting fee and the Contract Committee meeting fee. No additional fees were paid for attending any other committee meetings or any special telephonic meetings. The Chairperson of the Audit Committee was paid an additional fee of $8,000 annually. The Chairpersons of each of the Contract Committee, the Nominating Committee and the Governance Committee were paid an additional fee of $4,000 annually. Such Trustees who served on the Audit Committee, other than the Chairperson, were paid an additional fee of $3,200 annually. In addition, the Trust reimbursed out-of-pocket business travel expenses to such Trustees. Trustees who were officers or employees of MassMutual received no fees from the Trust.

The following table discloses actual compensation paid to Trustees of the Trust during the 2009 fiscal year. The Trust has no pension or retirement plan, but does have a deferred compensation plan. The plan provides for amounts deferred prior to July 1, 2008, plus interest, to be credited a rate of interest of eight percent (8%). Amounts deferred after July 1, 2008, plus or minus earnings, are “shadow invested” and earn the rate of return equal to the rate of return earned by the funds in which such amounts are shadow invested. Each of the Trustees also served as Trustee of one other registered investment company managed by MassMutual, MML Series Investment Fund.

Name/Position	Aggregate Compensation from the Trust			Deferred Compensation and Interest accrued as part of Fund Expenses			Total Compensation from the Trust and Fund Complex
Richard H. Ayers[1]		—		$	[	]	$	[	]
Trustee
Allan W. Blair	$	[	]		—		$	[	]
Trustee
Mary E. Boland		—		$	[	]	$	[	]
Trustee
Richard W. Greene[1]	$	[	]	$	[	]	$	[	]
Chairman and Trustee
R. Alan Hunter, Jr.		—		$	[	]	$	[	]
Trustee
Robert E. Joyal		—		$	[	]	$	[	]
Trustee
F. William Marshall, Jr.	$	[	]		—		$	[	]
Trustee
Elaine A. Sarsynski[2]		$0			—			$0
Trustee
Susan B. Sweeney	$	[	]		—		$	[	]
Trustee

(1)	Mr. Greene retired as of December 31, 2009. Mr. Ayers succeeded Mr. Greene as Chairman of the Board on January 1, 2010.
(2)	Ms. Sarsynski, as an employee of MassMutual, received no compensation for her role as a Trustee to the Trust.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of [March 3, 2010], to the Trust’s knowledge, the following persons owned of record or beneficially 5% or more of the outstanding shares of the indicated classes of the Funds set forth below. Such ownership may be beneficially held by individuals or entities other than the owner listed. To the extent that any listed shareholder beneficially owns more than 25% of a Fund, it may be deemed to “control” such Fund within the meaning of the 1940 Act. The effect of such control may be to reduce the ability of other shareholders of the Fund to take actions requiring the affirmative vote of holders of a plurality or majority of the Fund’s shares without the approval of the controlling shareholder.

MassMutual Select Strategic Bond Fund1

Class	Name and Address of Beneficial Owner	Percent of Class
Class A	MassMutual 1295 State Street Springfield, MA 01111	79.26%

	Taynik & Co. c/o State Street Bank P.O. Box 9130 Boston, MA 02117-9130	13.83%

Class L	MassMutual 1295 State Street Springfield, MA 01111	75.73%

	Taynik & Co. c/o State Street Bank P.O. Box 9130 Boston, MA 02117-9130	17.16%

	Mitra & Co. FBO 98 11270 W. Park Place, Suite 400 Milwaukee, WI 53224	6.27%

Class N	MassMutual 1295 State Street Springfield, MA 01111	100%

Class S	MassMutual 1295 State Street Springfield, MA 01111	64.11%

	Taynik & Co. c/o State Street Bank P.O. Box 9130 Boston, MA 02117-9130	16.26%

	MassMutual Select Destination Retirement Income Fund 200 Clarendon Street ATTN Derek Walsh Boston, MA 02116	6.97%

	MassMutual Select Destination Retirement 2020 Fund 200 Clarendon Street ATTN Derek Walsh Boston, MA 02116	6.19%

Class	Name and Address of Beneficial Owner	Percent of Class
Class Y	MassMutual 1295 State Street Springfield, MA 01111	88.86%

	Taynik & Co. c/o State Street Bank P.O. Box 9130 Boston, MA 02117-9130	9.64%

MassMutual Select Strategic Balanced Fund2

Class	Name and Address of Beneficial Owner	Percent of Class
Class A	MassMutual 1295 State Street Springfield, MA 01111	54.80%

	Taynik & Co. c/o State Street Bank P.O. Box 9130 Boston, MA 02117-9130	11.87%

Class L	MassMutual 1295 State Street Springfield, MA 01111	92.01%

	Taynik & Co. c/o State Street Bank P.O. Box 9130 Boston, MA 02117-9130	6.09%

Class N	MassMutual 1295 State Street Springfield, MA 01111	100%

Class S	MassMutual 1295 State Street Springfield, MA 01111	100%

Class Y	MassMutual 1295 State Street Springfield, MA 01111	99.93%

MassMutual Select Diversified Value Fund3

Class	Name and Address of Beneficial Owner	Percent of Class
Class A	MassMutual 1295 State Street Springfield, MA 01111	74.62%

	Taynik & Co. c/o State Street Bank P.O. Box 9130 Boston, MA 02117-9130	18.10%

Class L	MassMutual 1295 State Street Springfield, MA 01111	94.46%

Class	Name and Address of Beneficial Owner	Percent of Class
	Taynik & Co. c/o State Street Bank P.O. Box 9130 Boston, MA 02117-9130	5.15%

Class N	MassMutual 1295 State Street Springfield, MA 01111	100%

Class S	MassMutual 1295 State Street Springfield, MA 01111	51.88%

	Taynik & Co. c/o State Street Bank P.O. Box 9130 Boston, MA 02117-9130	14.12%

	Elevator Constructors Annuity and 401K Retirement Plan 19 Campus Blvd., Suite 200 Newton Square, PA 19073-3200	10.53%

	MassMutual Select Destination Retirement 2030 Fund 200 Clarendon Street ATTN Derek Walsh Boston, MA 02116	7.84%

	MassMutual Select Destination Retirement 2020 Fund 200 Clarendon Street ATTN Derek Walsh Boston, MA 02116	6.92%

	MassMutual Select Destination Retirement 2040 Fund 200 Clarendon Street ATTN Derek Walsh Boston, MA 02116	5.36%

Class Y	MassMutual 1295 State Street Springfield, MA 01111	82.02%

	Taynik & Co. c/o State Street Bank P.O. Box 9130 Boston, MA 02117-9130	16.42%

MassMutual Select Fundamental Value Fund4

Class	Name and Address of Beneficial Owner	Percent of Class
Class A	MassMutual 1295 State Street Springfield, MA 01111	89.45%

Class	Name and Address of Beneficial Owner	Percent of Class
	Taynik & Co. c/o State Street Bank P.O. Box 9130 Boston, MA 02117-9130	6.60%

Class L	MassMutual 1295 State Street Springfield, MA 01111	91.67%

	Taynik & Co. c/o State Street Bank P.O. Box 9130 Boston, MA 02117-9130	7.10%

Class N	MassMutual 1295 State Street Springfield, MA 01111	100%

Class S	MassMutual 1295 State Street Springfield, MA 01111	80.86%

	MassMutual Select Destination Retirement 2030 Fund 200 Clarendon Street ATTN Derek Walsh Boston, MA 02116	5.62%

Class Y	MassMutual 1295 State Street Springfield, MA 01111	92.23%

MassMutual Select Value Equity Fund5

Class	Name and Address of Beneficial Owner	Percent of Class
Class A	MassMutual 1295 State Street Springfield, MA 01111	93.86%

Class L	MassMutual 1295 State Street Springfield, MA 01111	76.74%

	State Street Bank as Trustee of Orange County Electrical Workers Plan c/o State Street Bank 200 Clarendon Street Boston, MA 02116	23.26%

Class N	MassMutual 1295 State Street Springfield, MA 01111	100%

Class S	MassMutual 1295 State Street Springfield, MA 01111	100%

Class	Name and Address of Beneficial Owner	Percent of Class
Class Y	MassMutual 1295 State Street Springfield, MA 01111	100%

MassMutual Select Large Cap Value Fund6

Class	Name and Address of Beneficial Owner	Percent of Class
Class A	MassMutual 1295 State Street Springfield, MA 01111	80.50%

	Taynik & Co. c/o State Street Bank P.O. Box 9130 Boston, MA 02117-9130	15.83%

Class L	MassMutual 1295 State Street Springfield, MA 01111	86.80%

	Taynik & Co. c/o State Street Bank P.O. Box 9130 Boston, MA 02117-9130	8.43%

Class N	MassMutual 1295 State Street Springfield, MA 01111	100%

Class S	MassMutual 1295 State Street Springfield, MA 01111	86.40%

Class Y	MassMutual 1295 State Street Springfield, MA 01111	82.28%

	Taynik & Co. c/o State Street Bank P.O. Box 9130 Boston, MA 02117-9130	16.05%

MassMutual Select Indexed Equity Fund7

Class	Name and Address of Beneficial Owner	Percent of Class
Class A	MassMutual 1295 State Street Springfield, MA 01111	73.18%

	Taynik & Co. c/o State Street Bank P.O. Box 9130 Boston, MA 02117-9130	20.98%

Class	Name and Address of Beneficial Owner	Percent of Class
Class L	MassMutual 1295 State Street Springfield, MA 01111	92.97%

	Taynik & Co. c/o State Street Bank P.O. Box 9130 Boston, MA 02117-9130	6.60%

Class N	MassMutual 1295 State Street Springfield, MA 01111	100%

Class S	MassMutual 1295 State Street Springfield, MA 01111	76.23%

	Taynik & Co. c/o State Street Bank P.O. Box 9130 Boston, MA 02117-9130	8.47%

	Norwest Bank Colorado as Trustee for Savings & Supplemental Retirement Plan of Novant Health Systems 515 E. Orchard Road Englewood, CO 80111	6.56%

	Norwest Bank Colorado as Trustee for Tax Deferred Savings Plan of Novant Health Inc. 515 E. Orchard Road Englewood, CO 80111	5.24%

Class Y	MassMutual 1295 State Street Springfield, MA 01111	67.22%

	Taynik & Co. c/o State Street Bank P.O. Box 9130 Boston, MA 02117-9130	26.70%

Class Z	MassMutual 1295 State Street Springfield, MA 01111	81.28%

	Taynik & Co. c/o State Street Bank P.O. Box 9130 Boston, MA 02117-9130	15.63%

MassMutual Select Core Opportunities Fund8

Class	Name and Address of Beneficial Owner	Percent of Class
Class A	MassMutual 1295 State Street Springfield, MA 01111	76.87%

	Taynik & Co. c/o State Street Bank P.O. Box 9130 Boston, MA 02117-9130	14.62%

Class L	MassMutual 1295 State Street Springfield, MA 01111	76.12%

	Taynik & Co. c/o State Street Bank P.O. Box 9130 Boston, MA 02117-9130	23.88%

Class N	MassMutual 1295 State Street Springfield, MA 01111	100%

Class S	MassMutual 1295 State Street Springfield, MA 01111	100%

Class Y	MassMutual 1295 State Street Springfield, MA 01111	85.60%

	Taynik & Co. c/o State Street Bank P.O. Box 9130 Boston, MA 02117-9130	14.40%

MassMutual Select Blue Chip Growth Fund9

Class	Name and Address of Beneficial Owner	Percent of Class
Class A	MassMutual 1295 State Street Springfield, MA 01111	79.89%

	Taynik & Co. c/o State Street Bank P.O. Box 9130 Boston, MA 02117-9130	8.86%

Class L	MassMutual 1295 State Street Springfield, MA 01111	96.15%

Class N	MassMutual 1295 State Street Springfield, MA 01111	99.99%

Class	Name and Address of Beneficial Owner	Percent of Class
Class S	MassMutual 1295 State Street Springfield, MA 01111	76.05%

	MassMutual Select Destination Retirement 2030 Fund 200 Clarendon Street ATTN Derek Walsh Boston, MA 02116	10.14%

	MassMutual Select Destination Retirement 2020 Fund 200 Clarendon Street ATTN Derek Walsh Boston, MA 02116	5.49%

	MassMutual Select Destination Retirement 2040 Fund 200 Clarendon Street ATTN Derek Walsh Boston, MA 02116	5.15%

Class Y	MassMutual 1295 State Street Springfield, MA 01111	97.17%

	MassMutual Select Destination Retirement 2020 Fund 200 Clarendon Street ATTN Derek Walsh Boston, MA 02116	32.46%

	MassMutual Select Destination Retirement 2040 Fund 200 Clarendon Street ATTN Derek Walsh Boston, MA 02116	21.09%

	MassMutual Select Destination Retirement 2010 Fund 200 Clarendon Street ATTN Derek Walsh Boston, MA 02116	8.22%

	MassMutual 1295 State Street Springfield, MA 01111	99.90%

MassMutual Select Large Cap Growth Fund11

Class	Name and Address of Beneficial Owner	Percent of Class
Class A	MassMutual 1295 State Street Springfield, MA 01111	81.95%

	SEI Private Trust Company c/o State Street Bank ATTN Mutual Funds One Freedom Valley Drive Oaks, PA 19456	10.83%

Class L	MassMutual 1295 State Street Springfield, MA 01111	100%

Class N	MassMutual 1295 State Street Springfield, MA 01111	100%

Class S	MassMutual 1295 State Street Springfield, MA 01111	100%

Class Y	MassMutual 1295 State Street Springfield, MA 01111	100%

MassMutual Select Aggressive Growth Fund12

Class	Name and Address of Beneficial Owner	Percent of Class
Class A	MassMutual 1295 State Street Springfield, MA 01111	89.24%

Class L	MassMutual 1295 State Street Springfield, MA 01111	94.08%

Class N	MassMutual 1295 State Street Springfield, MA 01111	100%

Class S	MassMutual 1295 State Street Springfield, MA 01111	70.30%

	MassMutual Select Destination Retirement 2030 Fund 200 Clarendon Street ATTN Derek Walsh Boston, MA 02116	8.37%

Class	Name and Address of Beneficial Owner	Percent of Class
	MassMutual Select Destination Retirement 2020 Fund 200 Clarendon Street ATTN Derek Walsh Boston, MA 02116	7.62%

	MassMutual Select Destination Retirement 2040 Fund 200 Clarendon Street ATTN Derek Walsh Boston, MA 02116	6.19%

Class Y	MassMutual 1295 State Street Springfield, MA 01111	52.99%

	Taynik & Co. c/o State Street Bank P.O. Box 9130 Boston, MA 02117-9130	45.79%

MassMutual Select NASDAQ-100 Fund13

Class	Name and Address of Beneficial Owner	Percent of Class
Class A	MassMutual 1295 State Street Springfield, MA 01111	83.89%

	Taynik & Co. c/o State Street Bank P.O. Box 9130 Boston, MA 02117-9130	10.21%

Class L	MassMutual 1295 State Street Springfield, MA 01111	99.94%

Class N	MassMutual 1295 State Street Springfield, MA 01111	100%

Class S	MassMutual 1295 State Street Springfield, MA 01111	100%

Class Y	MassMutual 1295 State Street Springfield, MA 01111	98.98%

MassMutual Select Focused Value Fund14

Class	Name and Address of Beneficial Owner	Percent of Class
Class A	MassMutual 1295 State Street Springfield, MA 01111	73.46%

	NFS IRA Account 2 N. LaSalle Street Suite 500 Chicago, IL 60602	10.85%

	Taynik & Co. c/o State Street Bank P.O. Box 9130 Boston, MA 02117-9130	8.07%

Class L	MassMutual 1295 State Street Springfield, MA 01111	90.22%

Class N	MassMutual 1295 State Street Springfield, MA 01111	100%

Class S	MassMutual 1295 State Street Springfield, MA 01111	81.98%

	MassMutual Select Destination Retirement 2020 Fund 200 Clarendon Street ATTN Derek Walsh Boston, MA 02116	5.04%

Class Y	MassMutual 1295 State Street Springfield, MA 01111	91.70%

MassMutual Select Mid-Cap Value Fund15

Class	Name and Address of Beneficial Owner	Percent of Class
Class A	MassMutual 1295 State Street Springfield, MA 01111	54.47%

	Taynik & Co. c/o State Street Bank P.O. Box 9130 Boston, MA 02117-9130	44.19%

Class L	MassMutual 1295 State Street Springfield, MA 01111	100%

Class	Name and Address of Beneficial Owner	Percent of Class
Class N	MassMutual 1295 State Street Springfield, MA 01111	100%

Class S	MassMutual 1295 State Street Springfield, MA 01111	34.36%

	MassMutual Select Destination Retirement 2020 Fund 200 Clarendon Street ATTN Derek Walsh Boston, MA 02116	19.82%

	MassMutual Select Destination Retirement 2030 Fund 200 Clarendon Street ATTN Derek Walsh Boston, MA 02116	17.49%

	MassMutual Select Destination Retirement 2040 Fund 200 Clarendon Street ATTN Derek Walsh Boston, MA 02116	10.96%

	Taynik & Co. c/o State Street Bank P.O. Box 9130 Boston, MA 02117-9130	9.14%

	MassMutual Select Destination Retirement 2010 Fund 200 Clarendon Street ATTN Derek Walsh Boston, MA 02116	5.14%

Class Y	MassMutual 1295 State Street Springfield, MA 01111	80.65%

	SEI Private Trust Company c/o State Street ID571 ATTN Mutual Funds One Freedom Valley Drive Oaks, PA 19456	19.35%

MassMutual Select Small Cap Value Equity Fund16

Class	Name and Address of Beneficial Owner	Percent of Class
Class A	MassMutual 1295 State Street Springfield, MA 01111	82.28%

	Taynik & Co. c/o State Street Bank P.O. Box 9130 Boston, MA 02117-9130	13.65%

Class L	MassMutual 1295 State Street Springfield, MA 01111	79.11%

	Board of Trust of Stationary Engineers Local 39 Annuity Trust 1640 South Loop Road Alameda, CA 94502	19.29%

Class N	MassMutual 1295 State Street Springfield, MA 01111	100%

Class S	MassMutual 1295 State Street Springfield, MA 01111	59.80%

	Elevator Constructors Annuity and 401K Retirement Plan 19 Campus Blvd., Suite 200 Newton Square, PA 19073-3200	10.70%

	MassMutual Select Destination Retirement 2030 Fund 200 Clarendon Street ATTN Derek Walsh Boston, MA 02116	8.33%

	Taynik & Co. c/o State Street Bank P.O. Box 9130 Boston, MA 02117-9130	6.48%

	MassMutual Select Destination Retirement 2020 Fund 200 Clarendon Street ATTN Derek Walsh Boston, MA 02116	5.89%

	MassMutual Select Destination Retirement 2040 Fund 200 Clarendon Street ATTN Derek Walsh Boston, MA 02116	5.08%

Class	Name and Address of Beneficial Owner	Percent of Class
Class Y	MassMutual 1295 State Street Springfield, MA 01111	94.28%

	Taynik & Co. c/o State Street Bank P.O. Box 9130 Boston, MA 02117-9130	5.72%

MassMutual Select Small Company Value Fund17

Class	Name and Address of Beneficial Owner	Percent of Class
Class A	MassMutual 1295 State Street Springfield, MA 01111	81.56%

	Taynik & Co. c/o State Street Bank P.O. Box 9130 Boston, MA 02117-9130	10.84%

Class L	MassMutual 1295 State Street Springfield, MA 01111	88.74%

	Taynik & Co. c/o State Street Bank P.O. Box 9130 Boston, MA 02117-9130	7.89%

Class N	MassMutual 1295 State Street Springfield, MA 01111	100%

Class S	MassMutual 1295 State Street Springfield, MA 01111	75.25%

	Taynik & Co. c/o State Street Bank P.O. Box 9130 Boston, MA 02117-9130	15.24%

Class Y	MassMutual 1295 State Street Springfield, MA 01111	93.52%

MassMutual Select Mid Cap Growth Equity Fund18

Class	Name and Address of Beneficial Owner	Percent of Class
Class A	MassMutual 1295 State Street Springfield, MA 01111	89.83%

Class L	MassMutual 1295 State Street Springfield, MA 01111	99.98%

Class N	MassMutual 1295 State Street Springfield, MA 01111	100%

Class S	MassMutual 1295 State Street Springfield, MA 01111	52.82%

	MassMutual Select Destination Retirement 2020 Fund 200 Clarendon Street ATTN Derek Walsh Boston, MA 02116	16.69%

	MassMutual Select Destination Retirement 2030 Fund 200 Clarendon Street ATTN Derek Walsh Boston, MA 02116	14.59%

	MassMutual Select Destination Retirement 2040 Fund 200 Clarendon Street ATTN Derek Walsh Boston, MA 02116	9.32%

Class Y	MassMutual 1295 State Street Springfield, MA 01111	94.04%

	SEI Private Trust Company c/o State Street Bank ATTN Mutual Funds One Freedom Valley Drive Oaks, PA 19456	5.96%

MassMutual Select Mid Cap Growth Equity II Fund19

Class	Name and Address of Beneficial Owner	Percent of Class
Class A	MassMutual 1295 State Street Springfield, MA 01111	82.06%

	Taynik & Co. c/o State Street Bank P.O. Box 9130 Boston, MA 02117-9130	12.89%

Class L	MassMutual 1295 State Street Springfield, MA 01111	87.60%

	Taynik & Co. c/o State Street Bank P.O. Box 9130 Boston, MA 02117-9130	7.29%

Class N	MassMutual 1295 State Street Springfield, MA 01111	100%

Class S	MassMutual 1295 State Street Springfield, MA 01111	63.73%

	Taynik & Co. c/o State Street Bank P.O. Box 9130 Boston, MA 02117-9130	23.03%

Class Y	MassMutual 1295 State Street Springfield, MA 01111	79.15%

	Taynik & Co. c/o State Street Bank P.O. Box 9130 Boston, MA 02117-9130	18.10%

MassMutual Select Small Cap Growth Equity Fund20

Class	Name and Address of Beneficial Owner	Percent of Class
Class A	MassMutual 1295 State Street Springfield, MA 01111	82.34%

	Taynik & Co. c/o State Street Bank P.O. Box 9130 Boston, MA 02117-9130	10.23%

Class	Name and Address of Beneficial Owner	Percent of Class
Class L	MassMutual 1295 State Street Springfield, MA 01111	95.37%

Class N	MassMutual 1295 State Street Springfield, MA 01111	100%

Class S	MassMutual 1295 State Street Springfield, MA 01111	92.19%

Class Y	MassMutual 1295 State Street Springfield, MA 01111	85.10%

	Taynik & Co. c/o State Street Bank P.O. Box 9130 Boston, MA 02117-9130	10.15%

MassMutual Select Small Company Growth Fund21

Class	Name and Address of Beneficial Owner	Percent of Class
Class A	MassMutual 1295 State Street Springfield, MA 01111	91.26%

Class L	MassMutual 1295 State Street Springfield, MA 01111	87.99%

	Taynik & Co. c/o State Street Bank P.O. Box 9130 Boston, MA 02117-9130	6.84%

Class N	MassMutual 1295 State Street Springfield, MA 01111	100%

Class S	MassMutual 1295 State Street Springfield, MA 01111	45.11%

	MassMutual Select Destination Retirement 2020 Fund 200 Clarendon Street ATTN Derek Walsh Boston, MA 02116	14.92%

	MassMutual Select Destination Retirement 2030 Fund 200 Clarendon Street ATTN Derek Walsh Boston, MA 02116	14.58%

Class	Name and Address of Beneficial Owner	Percent of Class
	MassMutual Select Destination Retirement 2040 Fund 200 Clarendon Street ATTN Derek Walsh Boston, MA 02116	9.15%

	MassMutual Select Destination Retirement 2010 Fund 200 Clarendon Street ATTN Derek Walsh Boston, MA 02116	5.83%

	Taynik & Co. c/o State Street Bank P.O. Box 9130 Boston, MA 02117-9130	5.71%

Class Y	MassMutual 1295 State Street Springfield, MA 01111	86.95%

	Taynik & Co. c/o State Street Bank P.O. Box 9130 Boston, MA 02117-9130	10.80%

MassMutual Select Emerging Growth Fund22

Class	Name and Address of Beneficial Owner	Percent of Class
Class A	MassMutual 1295 State Street Springfield, MA 01111	89.49%

Class L	MassMutual 1295 State Street Springfield, MA 01111	100%

Class N	MassMutual 1295 State Street Springfield, MA 01111	99.01%

Class S	MassMutual 1295 State Street Springfield, MA 01111	42.99%

	MassMutual Select Destination Retirement 2030 Fund 200 Clarendon Street ATTN Derek Walsh Boston, MA 02116	24.61%

	MassMutual Select Destination Retirement 2040 Fund 200 Clarendon Street ATTN Derek Walsh Boston, MA 02116	15.14%

Class	Name and Address of Beneficial Owner	Percent of Class
	MassMutual Select Destination Retirement 2020 Fund 200 Clarendon Street ATTN Derek Walsh Boston, MA 02116	10.37%

Class Y	MassMutual 1295 State Street Springfield, MA 01111	100%

MassMutual Select Diversified International Fund23

Class	Name and Address of Beneficial Owner	Percent of Class
Class A	MassMutual 1295 State Street Springfield, MA 01111	99.43%

Class L	MassMutual 1295 State Street Springfield, MA 01111	100%

Class N	MassMutual 1295 State Street Springfield, MA 01111	100%

Class S	Elevator Constructors Annuity and 401K Retirement Plan 19 Campus Blvd., Suite 200 Newton Square, PA 19073-3200	32.66%

	MassMutual Select Destination Retirement 2020 Fund 200 Clarendon Street ATTN Derek Walsh Boston, MA 02116	22.16%

	MassMutual Select Destination Retirement 2030 Fund 200 Clarendon Street ATTN Derek Walsh Boston, MA 02116	20.56%

	MassMutual Select Destination Retirement 2040 Fund 200 Clarendon Street ATTN Derek Walsh Boston, MA 02116	11.66%

	MassMutual Select Destination Retirement 2010 Fund 200 Clarendon Street ATTN Derek Walsh Boston, MA 02116	5.81%

Class	Name and Address of Beneficial Owner	Percent of Class
Class Y	MassMutual 1295 State Street Springfield, MA 01111	98.98%

MassMutual Select Overseas Fund24

Class	Name and Address of Beneficial Owner	Percent of Class
Class A	MassMutual 1295 State Street Springfield, MA 01111	87.73%

Class L	MassMutual 1295 State Street Springfield, MA 01111	94.78%

Class N	MassMutual 1295 State Street Springfield, MA 01111	100%

Class S	MassMutual 1295 State Street Springfield, MA 01111	52.23%

	MassMutual Select Destination Retirement 2020 Fund 200 Clarendon Street ATTN Derek Walsh Boston, MA 02116	14.93%

	MassMutual Select Destination Retirement 2030 Fund 200 Clarendon Street ATTN Derek Walsh Boston, MA 02116	12.53%

	MassMutual Select Destination Retirement 2040 Fund 200 Clarendon Street ATTN Derek Walsh Boston, MA 02116	8.75%

Class Y	MassMutual 1295 State Street Springfield, MA 01111	98.02%

MassMutual Select Destination Retirement Income Fund25

Class	Name and Address of Beneficial Owner	Percent of Class
Class A	Taynik & Co. c/o State Street Bank P.O. Box 9130 Boston, MA 02117-9130	39.73%

Class	Name and Address of Beneficial Owner	Percent of Class
	MassMutual 1295 State Street Springfield, MA 01111	21.77%

	NFS IRA Account FBO Robert Flynn P.O. Box 995 24 Sea Street, Apt. A Northeast Harbor, ME 04662	6.28%

Class L	MassMutual 1295 State Street Springfield, MA 01111	98.67%

Class N	MassMutual 1295 State Street Springfield, MA 01111	100%

Class S	MassMutual 1295 State Street Springfield, MA 01111	95.55%

Class Y	MassMutual 1295 State Street Springfield, MA 01111	59.54%

	Taynik & Co. c/o State Street Bank P.O. Box 9130 Boston, MA 02117-9130	40.46%

MassMutual Select Destination Retirement 2010 Fund26

Class	Name and Address of Beneficial Owner	Percent of Class
Class A	MassMutual 1295 State Street Springfield, MA 01111	48.56%

	Taynik & Co. c/o State Street Bank P.O. Box 9130 Boston, MA 02117-9130	16.02%

Class L	MassMutual 1295 State Street Springfield, MA 01111	88.77%

	Taynik & Co. c/o State Street Bank P.O. Box 9130 Boston, MA 02117-9130	11.23%

Class N	MassMutual 1295 State Street Springfield, MA 01111	100%

Class	Name and Address of Beneficial Owner	Percent of Class
Class S	MassMutual 1295 State Street Springfield, MA 01111	89.54%

	State Street Bank as Trustee for Grief Brothers Corporation 401K Plan 200 Clarendon Street Boston, MA 02117	7.11%

Class Y	MassMutual 1295 State Street Springfield, MA 01111	60.93%

	Taynik & Co. c/o State Street Bank P.O. Box 9130 Boston, MA 02117-9130	39.03%

MassMutual Select Destination Retirement 2020 Fund27

Class	Name and Address of Beneficial Owner	Percent of Class
Class A	MassMutual 1295 State Street Springfield, MA 01111	50.13%

	Taynik & Co. c/o State Street Bank P.O. Box 9130 Boston, MA 02117-9130	17.73%

Class L	MassMutual 1295 State Street Springfield, MA 01111	97.18%

Class N	MassMutual 1295 State Street Springfield, MA 01111	100%

Class S	MassMutual 1295 State Street Springfield, MA 01111	81.74%

	Taynik & Co. c/o State Street Bank P.O. Box 9130 Boston, MA 02117-9130	8.97%

	State Street Bank as Trustee for Grief Brothers Corporation 401K Plan 200 Clarendon Street Boston, MA 02117	8.87%

Class	Name and Address of Beneficial Owner	Percent of Class
Class Y	MassMutual 1295 State Street Springfield, MA 01111	69.04%

	Taynik & Co. c/o State Street Bank P.O. Box 9130 Boston, MA 02117-9130	30.75%

MassMutual Select Destination Retirement 2030 Fund28

Class	Name and Address of Beneficial Owner	Percent of Class
Class A	MassMutual 1295 State Street Springfield, MA 01111	62.46%

	Taynik & Co. c/o State Street Bank P.O. Box 9130 Boston, MA 02117-9130	14.07%

Class L	MassMutual 1295 State Street Springfield, MA 01111	94.81%

	Taynik & Co. c/o State Street Bank P.O. Box 9130 Boston, MA 02117-9130	5.19%

Class N	MassMutual 1295 State Street Springfield, MA 01111	100%

Class S	MassMutual 1295 State Street Springfield, MA 01111	80.53%

	Taynik & Co. c/o State Street Bank P.O. Box 9130 Boston, MA 02117-9130	9.94%

	State Street Bank as Trustee for Grief Brothers Corporation 401K Plan 200 Clarendon Street Boston, MA 02117	9.15%

Class Y	MassMutual 1295 State Street Springfield, MA 01111	66.88%

	Taynik & Co. c/o State Street Bank P.O. Box 9130 Boston, MA 02117-9130	32.65%

MassMutual Select Destination Retirement 2040 Fund29

Class	Name and Address of Beneficial Owner	Percent of Class
Class A	MassMutual 1295 State Street Springfield, MA 01111	68.00%

	Taynik & Co. c/o State Street Bank P.O. Box 9130 Boston, MA 02117-9130	16.59%

Class L	MassMutual 1295 State Street Springfield, MA 01111	97.16%

Class N	MassMutual 1295 State Street Springfield, MA 01111	100%

Class S	MassMutual 1295 State Street Springfield, MA 01111	72.63%

	Taynik & Co. c/o State Street Bank P.O. Box 9130 Boston, MA 02117-9130	16.67%

	State Street Bank as Trustee for Grief Brothers Corporation 401K Plan 200 Clarendon Street Boston, MA 02117	10.18%

Class Y	MassMutual 1295 State Street Springfield, MA 01111	53.61%

	Taynik & Co. c/o State Street Bank P.O. Box 9130 Boston, MA 02117-9130	46.21%

MassMutual Select Destination Retirement 2050 Fund30

Class	Name and Address of Beneficial Owner	Percent of Class
Class A	MassMutual 1295 State Street Springfield, MA 01111	69.48%

	Taynik & Co. c/o State Street Bank P.O. Box 9130 Boston, MA 02117-9130	20.30%

Class	Name and Address of Beneficial Owner	Percent of Class
Class L	MassMutual 1295 State Street Springfield, MA 01111	66.47%

	Taynik & Co. c/o State Street Bank P.O. Box 9130 Boston, MA 02117-9130	33.53%

Class N	MassMutual 1295 State Street Springfield, MA 01111	99.90%

Class S	MassMutual 1295 State Street Springfield, MA 01111	92.78%

	State Street Bank as Trustee for Grief Brothers Corporation 401K Plan 200 Clarendon Street Boston, MA 02117	6.25%

Class Y	MassMutual 1295 State Street Springfield, MA 01111	76.25%

	Taynik & Co. c/o State Street Bank P.O. Box 9130 Boston, MA 02117-9130	23.48%

[1]

As of March 3, 2009, MassMutual, 1295 State Street, Springfield, MA 01111, owned 76.72% of MassMutual Select Strategic Bond Fund and therefore may be presumed to “control” the Fund, as that term is defined in the 1940 Act. However, such ownership may be beneficially held by individuals or entities other than MassMutual. MassMutual is organized under the laws of Massachusetts.

[2]

As of March 3, 2009, MassMutual, 1295 State Street, Springfield, MA 01111, owned 91.20% of MassMutual Select Strategic Balanced Fund and therefore may be presumed to “control” the Fund, as that term is defined in the 1940 Act. However, such ownership may be beneficially held by individuals or entities other than MassMutual. MassMutual is organized under the laws of Massachusetts.

[3]

As of March 3, 2009, MassMutual, 1295 State Street, Springfield, MA 01111, owned 64.40% of MassMutual Select Diversified Value Fund and therefore may be presumed to “control” the Fund, as that term is defined in the 1940 Act. However, such ownership may be beneficially held by individuals or entities other than MassMutual. MassMutual is organized under the laws of Massachusetts.

[4]

As of March 3, 2009, MassMutual, 1295 State Street, Springfield, MA 01111, owned 85.45% of MassMutual Select Fundamental Value Fund and therefore may be presumed to “control” the Fund, as that term is defined in the 1940 Act. However, such ownership may be beneficially held by individuals or entities other than MassMutual. MassMutual is organized under the laws of Massachusetts.

[5]

As of March 3, 2009, MassMutual, 1295 State Street, Springfield, MA 01111, owned 97.19% of MassMutual Select Value Equity Fund and therefore may be presumed to “control” the Fund, as that term is defined in the 1940 Act. However, such ownership may be beneficially held by individuals or entities other than MassMutual. MassMutual is organized under the laws of Massachusetts.

[6]

As of March 3, 2009, MassMutual, 1295 State Street, Springfield, MA 01111, owned 84.39% of MassMutual Select Large Cap Value Fund and therefore may be presumed to “control” the Fund, as that term is defined in the 1940 Act. However, such ownership may be beneficially held by individuals or entities other than MassMutual. MassMutual is organized under the laws of Massachusetts.

[7]

As of March 3, 2009, MassMutual, 1295 State Street, Springfield, MA 01111, owned 78.18% of MassMutual Select Indexed Equity Fund and therefore may be presumed to “control” the Fund, as that term is defined in the 1940 Act. However, such ownership may be beneficially held by individuals or entities other than MassMutual. MassMutual is organized under the laws of Massachusetts.

[8]

As of March 3, 2009, MassMutual, 1295 State Street, Springfield, MA 01111, owned 79.23% of MassMutual Select Core Opportunities Fund and therefore may be presumed to “control” the Fund, as that term is defined in 1940 Act. However, such ownership may be beneficially held by individuals or entities other than MassMutual. MassMutual is organized under the laws of Massachusetts.

[9]

As of March 3, 2009, MassMutual, 1295 State Street, Springfield, MA 01111, owned 88.16% of MassMutual Select Blue Chip Growth Fund and therefore may be presumed to “control” the Fund, as that term is defined in the 1940 Act. However, such ownership may be beneficially held by individuals or entities other than MassMutual. MassMutual is organized under the laws of Massachusetts.

[11]

As of March 3, 2009, MassMutual, 1295 State Street, Springfield, MA 01111, owned 96.69% of MassMutual Select Large Cap Growth Fund and therefore may be presumed to “control” the Fund, as that term is defined in the 1940 Act. However, such ownership may be beneficially held by individuals or entities other than MassMutual. MassMutual is organized under the laws of Massachusetts.

[12]

As of March 3, 2009, MassMutual, 1295 State Street, Springfield, MA 01111, owned 79.12% of MassMutual Select Aggressive Growth Fund and therefore may be presumed to “control” the Fund, as that term is defined in the 1940 Act. However, such ownership may be beneficially held by individuals or entities other than MassMutual. MassMutual is organized under the laws of Massachusetts.

[13]

As of March 3, 2009, MassMutual, 1295 State Street, Springfield, MA 01111, owned 92.65% of MassMutual Select NASDAQ-100 Fund and therefore may be presumed to “control” the Fund, as that term is defined in the 1940 Act. However, such ownership may be beneficially held by individuals or entities other than MassMutual. MassMutual is organized under the laws of Massachusetts.

[14]

As of March 3, 2009, MassMutual, 1295 State Street, Springfield, MA 01111, owned 82.52% of MassMutual Select Focused Value Fund and therefore may be presumed to “control” the Fund, as that term is defined in the 1940 Act. However, such ownership may be beneficially held by individuals or entities other than MassMutual. MassMutual is organized under the laws of Massachusetts.

[15]

As of March 3, 2009, MassMutual, 1295 State Street, Springfield, MA 01111, owned 56.83% of MassMutual Select Mid-Cap Value Fund and therefore may be presumed to “control” the Fund, as that term is defined in the 1940 Act. However, such ownership may be beneficially held by individuals or entities other than MassMutual. MassMutual is organized under the laws of Massachusetts.

[16]

As of March 3, 2009, MassMutual, 1295 State Street, Springfield, MA 01111, owned 75.02% of MassMutual Select Small Cap Value Equity Fund and therefore may be presumed to “control” the Fund, as that term is defined in the 1940 Act. However, such ownership may be beneficially held by individuals or entities other than MassMutual. MassMutual is organized under the laws of Massachusetts.

[17]

As of March 3, 2009, MassMutual, 1295 State Street, Springfield, MA 01111, owned 81.83% of MassMutual Select Small Company Value Fund and therefore may be presumed to “control” the Fund, as that term is defined in the 1940 Act. However, such ownership may be beneficially held by individuals or entities other than MassMutual. MassMutual is organized under the laws of Massachusetts.

[18]

As of March 3, 2009, MassMutual, 1295 State Street, Springfield, MA 01111, owned 72.36% of MassMutual Select Mid Cap Growth Equity Fund and therefore may be presumed to “control” the Fund, as that term is defined in the 1940 Act. However, such ownership may be beneficially held by individuals or entities other than MassMutual. MassMutual is organized under the laws of Massachusetts.

[19]

As of March 3, 2009, MassMutual, 1295 State Street, Springfield, MA 01111, owned 80.81%, of MassMutual Select Mid Cap Growth Equity II Fund and therefore may be presumed to “control” the Fund, as that term is defined in the 1940 Act. However, such ownership may be beneficially held by individuals or entities other than MassMutual. MassMutual is organized under the laws of Massachusetts.

[20]

As of March 3, 2009, MassMutual, 1295 State Street, Springfield, MA 01111, owned 90.12% of MassMutual Select Small Cap Growth Equity Fund and therefore may be presumed to “control” the Fund, as that term is defined in the 1940 Act. However, such ownership may be beneficially held by individuals or entities other than MassMutual. MassMutual is organized under the laws of Massachusetts.

[21]	As of March 3, 2009, MassMutual, 1295 State Street, Springfield MA 01111, owned 72.16% of MassMutual Select Small Company Growth Fund and therefore may be presumed to “control” the Fund, as that term is defined in the 1940 Act. However, such ownership may be beneficially held by individuals or entities other than MassMutual. MassMutual is organized under the laws of Massachusetts.
[22]

As of March 3, 2009, MassMutual, 1295 State Street, Springfield, MA 01111, owned 75.03% of MassMutual Select Emerging Growth Fund and therefore may be presumed to “control” the Fund, as that term is defined in the 1940 Act. However, such ownership may be beneficially held by individuals or entities other than MassMutual. MassMutual is organized under the laws of Massachusetts.

[23]

As of March 3, 2009, MassMutual, 1295 State Street, Springfield, MA 01111, owned 56.48% of MassMutual Select Diversified International Fund and therefore may be presumed to “control” the Fund, as that term is defined in the 1940 Act. However, such ownership may be beneficially held by individuals or entities other than MassMutual. MassMutual is organized under the laws of Massachusetts.

[24]

As of March 3, 2009, MassMutual, 1295 State Street, Springfield, MA 01111, owned 75.72% of MassMutual Select Overseas Fund and therefore may be presumed to “control” the Fund, as that term is defined in the 1940 Act. However, such ownership may be beneficially held by individuals or entities other than MassMutual. MassMutual is organized under the laws of Massachusetts.

[25]

As of March 3, 2009, MassMutual, 1295 State Street, Springfield, MA 01111, owned 69.80% of MassMutual Select Destination Retirement Income Fund and therefore may be presumed to “control” the Fund, as that term is defined in the 1940 Act. However, such ownership may be beneficially held by individuals or entities other than MassMutual. MassMutual is organized under the laws of Massachusetts.

[26]

As of March 3, 2009, MassMutual, 1295 State Street, Springfield, MA 01111, owned 71.67% of MassMutual Select Destination Retirement 2010 Fund and therefore may be presumed to “control” the Fund, as that term is defined in the 1940 Act. However, such ownership may be beneficially held by individuals or entities other than MassMutual. MassMutual is organized under the laws of Massachusetts.

[27]

As of March 3, 2009, MassMutual, 1295 State Street, Springfield, MA 01111, owned 77.39% of MassMutual Select Destination Retirement 2020 Fund and therefore may be presumed to “control” the Fund, as that term is defined in the 1940 Act. However, such ownership may be beneficially held by individuals or entities other than MassMutual. MassMutual is organized under the laws of Massachusetts.

[28]

As of March 3, 2009, MassMutual, 1295 State Street, Springfield, MA 01111, owned 78.87% of MassMutual Select Destination Retirement 2030 Fund and therefore may be presumed to “control” the Fund, as that term is defined in the 1940 Act. However, such ownership may be beneficially held by individuals or entities other than MassMutual. MassMutual is organized under the laws of Massachusetts.

[29]

As of March 3, 2009, MassMutual, 1295 State Street, Springfield, MA 01111, owned 78.20% of MassMutual Select Destination Retirement 2040 Fund and therefore may be presumed to “control” the Fund, as that term is defined in the 1940 Act. However, such ownership may be beneficially held by individuals or entities other than MassMutual. MassMutual is organized under the laws of Massachusetts.

[30]

As of March 3, 2009, MassMutual, 1295 State Street, Springfield, MA 01111, owned 86.80% of MassMutual Select Destination Retirement 2050 Fund and therefore may be presumed to “control” the Fund, as that term is defined in the 1940 Act. However, such ownership may be beneficially held by individuals or entities other than MassMutual. MassMutual is organized under the laws of Massachusetts.

INVESTMENT ADVISER AND SUBADVISERS

Investment Adviser

MassMutual serves as investment adviser to each Fund pursuant to Investment Management Agreements with the Trust on behalf of the Funds (each, an “Advisory Agreement”). Under each Advisory Agreement, MassMutual is obligated to provide for the management of each Fund’s portfolio of securities, subject to policies established by the Trustees of the Trust and in accordance with each Fund’s investment objective, policies and restrictions as set forth herein and in the Prospectus, and has the right to select subadvisers to the Funds pursuant to an investment subadvisory agreement (the “Subadvisory Agreement”).

Each Advisory Agreement may be terminated at any time without the payment of any penalty by the Trustees, or by vote of a majority of the outstanding shares of the Fund, or by MassMutual, on sixty days’ written notice. In addition, each Advisory Agreement automatically terminates if it is assigned or if its continuance is not specifically approved at least annually (after its initial 2 year period): (1) by the affirmative vote of a majority of the Trustees or by the affirmative vote of a majority of the Fund’s shares, and (2) by an affirmative vote of a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust. MassMutual’s liability regarding its investment management obligations and duties is limited to situations involving its willful misfeasance, bad faith, gross negligence or reckless disregard of such obligations and duties.

MassMutual also serves as investment adviser to: MassMutual Premier Money Market Fund, MassMutual Premier Short-Duration Bond Fund, MassMutual Premier Inflation-Protected and Income Fund, MassMutual Premier Core Bond Fund, MassMutual Premier Diversified Bond Fund, MassMutual Premier High Yield Fund, MassMutual Premier International Bond Fund, MassMutual Premier Balanced Fund, MassMutual Premier Value Fund, MassMutual Premier Enhanced Index Value Fund, MassMutual Premier Enhanced Index Core Equity Fund, MassMutual Premier Main Street Fund, MassMutual Premier Capital Appreciation Fund, MassMutual Premier Enhanced Index Growth Fund, MassMutual Premier Discovery Value Fund, MassMutual Premier Main Street Small Cap Fund, MassMutual Premier Small Company Opportunities Fund, MassMutual Premier Global Fund, MassMutual Premier International Equity Fund, MassMutual Premier Focused International Fund and MassMutual Premier Strategic Emerging Markets Fund, which are series of MassMutual Premier Funds, an open-end management investment company; MML Large Cap Value Fund, MML Equity Index Fund, MML NASDAQ-100® Fund, MML Small Cap Growth Equity Fund, MML Emerging Growth Fund, MML Asset Allocation Fund, MML Blue Chip Growth Fund, MML Concentrated Growth Fund, MML Equity Income Fund, MML Foreign Fund, MML Global Fund, MML Growth & Income Fund, MML Income & Growth Fund, MML Large Cap Growth Fund, MML Mid Cap Growth Fund, MML Mid Cap Value Fund, MML Small Cap Index Fund, MML Small/Mid Cap Value Fund, MML Conservative Allocation Fund, MML Balanced Allocation Fund, MML Moderate Allocation Fund, MML Growth Allocation Fund, MML Aggressive Allocation Fund, MML American Funds® Growth Fund, MML American Funds® International Fund, MML American Funds® Core Allocation Fund and MML Small Company Value Fund, which are series of MML Series Investment Fund, an open-end management investment company; MML Money Market Fund, MML Inflation-Protected and Income Fund, MML Managed Bond Fund, MML Blend Fund, MML Equity Fund, MML Enhanced Index Core Equity Fund, MML Small Cap Equity Fund, MML Strategic Emerging Markets Fund and MML China Fund, which are series of MML Series Investment Fund II, an open-end management investment company; certain wholly owned subsidiaries of MassMutual; and various employee benefit plans and separate investment accounts in which employee benefit plans invest.

The Trust, on behalf of each Fund, pays MassMutual an investment advisory fee monthly, at an annual rate based upon the average daily net assets of that Fund as follows: .55% for the Strategic Bond Fund, .60% for the Strategic Balanced Fund, .80% for the Global Allocation Fund, .50% for the Diversified Value Fund, .65% for the Fundamental Value Fund, .70% for the Value Equity Fund, .65% of the first $1.5 billion of the average daily net assets of the Large Cap Value Fund and .60% on assets in excess of $1.5 billion, .10% for the Indexed Equity Fund, ..70% for the Core Opportunities Fund, .65% for the Blue Chip Growth Fund, .65% for the Large Cap Growth Fund, .69% for the Focused Value Fund, .70% for the Mid-Cap Value Fund, .75% for the Small Cap Value Equity Fund, .85% for the Small Company Value Fund, .73% for the Aggressive Growth Fund, .15% for the NASDAQ-100 Fund, .70% for the Mid Cap Growth Equity Fund, .75% for the Mid Cap Growth Equity II Fund, .82% for the Small Cap Growth Equity Fund, .85% for the Small Company Growth Fund, ..79% for the Emerging Growth Fund, .90% for the Diversified International Fund, 1.00% for the Overseas Fund and .05% of the first $500 million of the average daily net assets of each Destination Retirement Fund, .025% on the next $500 million of average daily net assets and .00% on assets in excess of $1 billion.

For the last three fiscal years, the Funds have paid the following amounts as investment advisory fees to MassMutual pursuant to each Advisory Agreement:

	Management Fee Paid	Other Expenses Reimbursed
Strategic Bond Fund
Year ended 12/31/07	$1,733,477	$(78,600)
Year ended 12/31/08	$1,598,447	$(32,515)
Year ended 12/31/09
Strategic Balanced Fund
Year ended 12/31/07	$1,406,994	$(10,858)
Year ended 12/31/08	$902,724	—
Year ended 12/31/09
Global Allocation Fund[3]
Period Ended 12/31/09
Diversified Value Fund
Year ended 12/31/07	$3,216,936	—
Year ended 12/31/08	$2,374,168	—
Year ended 12/31/09
Fundamental Value Fund
Year ended 12/31/07	$8,198,081	—
Year ended 12/31/08	$6,554,983	—
Year ended 12/31/09
Value Equity Fund
Year ended 12/31/07	$659,600	—
Year ended 12/31/08	$442,350	—
Year ended 12/31/09
Large Cap Value Fund
Year ended 12/31/07	$9,649,512	—
Year ended 12/31/08	$7,098,792	—
Year ended 12/31/09
Indexed Equity Fund
Year ended 12/31/07	$2,387,414	—
Year ended 12/31/08	$1,929,788	—
Year ended 12/31/09
Core Opportunities Fund
Year ended 12/31/07	$331,358	$(7,257)
Year ended 12/31/08	$338,588	$(11,814)
Year ended 12/31/09
Blue Chip Growth Fund[1]
Year ended 12/31/07	$3,836,827	$(524,236)
Year ended 12/31/08	$4,328,799	$(716,855)
Year ended 12/31/09
Large Cap Growth Fund
Year ended 12/31/07	$283,192	—
Year ended 12/31/08	$228,698	—
Year ended 12/31/09
Aggressive Growth Fund
Year ended 12/31/07	$4,105,440	—
Year ended 12/31/08	$2,831,094	—
Year ended 12/31/09

	Management Fee Paid	Other Expenses Reimbursed
NASDAQ-100 Fund
Year ended 12/31/07	$73,619	—
Year ended 12/31/08	$64,947	—
Year ended 12/31/09
Focused Value Fund
Year ended 12/31/07	$6,713,340	—
Year ended 12/31/08	$4,324,260	—
Year ended 12/31/09
Mid-Cap Value Fund
Year ended 12/31/07	$1,323,014	—
Year ended 12/31/08	$1,075,287	—
Year ended 12/31/09
Small Cap Value Equity Fund
Year ended 12/31/07	$964,894	—
Year ended 12/31/08	$977,860	—
Year ended 12/31/09
Small Company Value Fund
Year ended 12/31/07	$6,104,916	—
Year ended 12/31/08	$4,326,279	—
Year ended 12/31/09
Mid Cap Growth Equity Fund
Year ended 12/31/07	$1,146,237	—
Year ended 12/31/08	$842,110	—
Year ended 12/31/09
Mid Cap Growth Equity II Fund
Year ended 12/31/07	$10,581,887	—
Year ended 12/31/08	$9,227,764	—
Year ended 12/31/09
Small Cap Growth Equity Fund
Year ended 12/31/07	$5,565,388	—
Year ended 12/31/08	$4,468,536	—
Year ended 12/31/09
Small Company Growth Fund
Year ended 12/31/07	$1,358,523	—
Year ended 12/31/08	$788,374	—
Year ended 12/31/09
Emerging Growth Fund
Year ended 12/31/07	$852,880	—
Year ended 12/31/08	$573,416	—
Year ended 12/31/09
Diversified International Fund
Year ended 12/31/07	$1,146,072	$(157,669)
Year ended 12/31/08	$1,740,166	$(204,181)
Year ended 12/31/09
Overseas Fund
Year ended 12/31/07	$13,164,830	—
Year ended 12/31/08	$8,032,192	—
Year ended 12/31/09

	Management Fee Paid	Other Expenses Reimbursed
Destination Retirement Income Fund
Year ended 12/31/07	$136,814	—
Year ended 12/31/08	$107,328	—
Year ended 12/31/09
Destination Retirement 2010 Fund
Year ended 12/31/07	$111,176	$(14,172)
Year ended 12/31/08	$105,743	—
Year ended 12/31/09
Destination Retirement 2020 Fund
Year ended 12/31/07	$328,008	—
Year ended 12/31/08	$271,915	—
Year ended 12/31/09
Destination Retirement 2030 Fund
Year ended 12/31/07	$248,693	$(1,975)
Year ended 12/31/08	$206,889	—
Year ended 12/31/09
Destination Retirement 2040 Fund
Year ended 12/31/07	$141,091	$(4,368)
Year ended 12/31/08	$119,007	—
Year ended 12/31/09
Destination Retirement 2050 Fund[2]
Period ended 12/31/07	$205	$(51,538)
Year ended 12/31/08	$5,112	$(50,856)
Year ended 12/31/09

[1]

From March 31, 2006 through December 2, 2007, MassMutual agreed to waive .10% of the investment advisory fee. From December 3, 2007 through October 13, 2008, MassMutual agreed to waive .05% of the investment advisory fee.

[2]	Commenced operations on December 17, 2007.
[3]	Commenced operations on December 1, 2009.

Subadvisers

AllianceBernstein serves as a subadviser for the Diversified International Fund. AllianceBernstein is a leading global investment management firm providing investment management services for many of the largest U.S. public and private employee benefit plans, foundations, public employee retirement funds, pension funds, endowments, banks, insurance companies and high-net-worth individuals worldwide. AllianceBernstein is also one of the largest mutual fund sponsors, with a diverse family of globally distributed mutual fund portfolios. Through its subsidiary, Sanford C. Bernstein & Co., LLC, AllianceBernstein provides in-depth research, portfolio strategy and trade execution to the institutional investment community.

At December 31, 2009, AllianceBernstein Holding L.P. (“Holding”) owned approximately [34.3]% of the issued and outstanding AllianceBernstein Units. AXA Financial was the beneficial owner of approximately [62.0]% of the AllianceBernstein Units at December 31, 2009 (including those held indirectly through its ownership of approximately [1.6]% of the issued and outstanding Holding Units) which, including the general partnership interests in AllianceBernstein and Holding, represent an approximate [62.4]% economic interest in AllianceBernstein. AllianceBernstein also provides subadvisory services for the MML Small/Mid Cap Value Fund, a series of MML Series Investment Fund, a registered, open-end investment company for which MassMutual serves as investment adviser.

BlackRock serves as subadviser for the Global Allocation Fund.

Brandywine Global and Loomis Sayles both act as sub-advisers for the Diversified Value Fund. Brandywine Global is a wholly owned, independently operated subsidiary of Legg Mason, Inc., and is headquartered in Philadelphia with an office in San Francisco. Brandywine Global also operates two affiliated companies with offices in Singapore and London. Loomis Sayles is an indirect subsidiary of Natixis Global Asset Management, L.P. which owns, in addition to Loomis Sayles, a number of other asset management and distribution and service entities. Natixis Global Asset Management, L.P. is part of Natixis Global Asset Management, an international asset management group based in Paris, France, that is in turn principally owned by Natixis, a French investment banking and financial services firm. Natixis is principally owned by BPCE, France’s second largest banking group. The group includes two autonomous and complimentary retail banking networks consisting of the Caisse d’Epargne regional savings banks and the Banque Populaire regional cooperative banks. An affiliate of the French Government is an investor in non-voting securities of BPCE and has limited, non-controlling representation on the supervisory board of BPCE as well as the right to convert certain shares into common equity of BPCE at a future time.

J.P. Morgan and Western Asset both act as subadvisers for the Strategic Balanced Fund. Western Asset is a wholly-owned subsidiary of Legg Mason, Inc.

Western Asset also serves as subadviser for the Strategic Bond Fund.

Wellington Management and Turner both act as subadvisers for the Mid Cap Growth Equity Fund. Turner, founded in 1990, is an independent investment management firm based in Berwyn, Pennsylvania. The firm was founded by Robert E. Turner, Mark D. Turner, and Christopher K. McHugh and began managing assets, including institutional assets, on March 5, 1990 (the effective date of its SEC registration). As of December 31, 2009, Turner had approximately $[15.4] billion in assets under management. Currently, Turner Investment Partners, Inc. is 100% employee-owned. Approximately [75]% of Turner’s employees are owners as of December 31, 2009. The firm has distributed equity to those professionals who have made significant contributions to the success of the business. Turner is affiliated with, as it serves as adviser and administrator to, the Turner Funds, a family of mutual funds.

Wellington Management and Barrow Hanley both act as subadvisers for the Small Cap Value Equity Fund. Barrow Hanley is a subsidiary of Old Mutual Asset Management (US) LLC, which is a subsidiary of Old Mutual plc, an international financial services group based in London, comprised of approximately 20 independent asset management firms.

Wellington Management and Waddell & Reed both act as subadvisers for the Small Cap Growth Equity Fund and both are registered with the SEC as investment advisers. Each subadviser will manage a portion of the net assets of the Fund’s portfolio. Wellington Management and Waddell & Reed also both provide subadvisory services for the MML Small Cap Growth Equity Fund, a series of MML Series Investment Fund, a registered, open-end investment company for which MassMutual serves as investment adviser.

Wellington Management also serves as subadviser for the Fundamental Value Fund.

Pyramis serves as the subadviser for the Value Equity Fund and is primarily responsible for choosing investments. FMR LLC, as successor by merger to FMR Corp., is the ultimate parent company of Pyramis. The voting common shares of FMR LLC are divided into two series. Series B is held predominantly by members of the Edward C. Johnson 3d family, directly or through trust and limited liability companies, and is entitled to 49% of the vote on any matter acted upon by the voting common shares. Series A is held predominantly by non-Johnson family member employees of FMR LLC and its affiliates and is entitled to 51% of the vote on any such matter. The Johnson family group and all other Series B shareholders have entered into a shareholders’ voting agreement under which all Series B shares will be voted in accordance with the majority vote of Series B shares. Under the 1940 Act, control of a company is presumed where one individual or group of individuals owns more than 25% of the voting securities of that company. Therefore, through their ownership of voting common shares and the execution of the shareholders’ voting agreement, members of the Johnson family may be deemed, under the 1940 Act, to form a controlling group with respect to FMR LLC.

NTI serves as subadviser for the Indexed Equity Fund and the NASDAQ-100 Fund. NTI is an investment adviser registered under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). It primarily manages assets for defined contribution and benefit plans, investment companies and other institutional investors. NTI is a subsidiary of The Northern Trust Company (“TNTC”). TNTC is an Illinois state chartered banking organization and a member of the Federal Reserve System. Formed in 1889, TNTC administers and manages assets for individuals, personal trusts, defined contribution and benefit plans and other institutional and corporate clients. TNTC is the principal subsidiary of Northern Trust Corporation, a company that is regulated by the Board of Governors of the Federal Reserve System as a financial holding company under the U.S. Bank Holding Company Act of 1956, as amended. NTI also provides subadvisory services for the MML Equity Index Fund, the MML NASDAQ-100 Fund and the MML Small Cap Index Fund, each of which are series of MML Series Investment Fund, a registered, open-end investment company for which MassMutual serves as investment adviser.

Victory serves as subadviser for the Core Opportunities Fund. Victory is a second-tier subsidiary of KeyCorp.

Davis serves as subadviser for the Large Cap Value Fund. Davis is controlled by Davis Investments, LLC. Davis also provides subadvisory services for the MML Large Cap Value Fund, a series of MML Series Investment Fund, a registered, open-end investment company for which MassMutual serves as investment adviser.

Rainier serves as subadviser for the Large Cap Growth Fund. Rainier also provides subadvisory services for the MML Large Cap Growth Fund, a series of MML Series Investment Fund, a registered, open-end investment company for which MassMutual serves as investment adviser.

Harris serves as subadviser for the Focused Value Fund. Harris is a wholly-owned subsidiary of Natixis Global Asset Management, L.P. (“Natixis”). Natixis is a wholly-owned subsidiary of Natixis Global Asset Management. Harris also provides subadvisory services for the Overseas Fund.

Cooke & Bieler and Systematic both act as subadvisers for the Mid-Cap Value Fund. Systematic is a Delaware limited partnership with senior professionals of the firm sharing ownership with Affiliated Managers Group, Inc. (“AMG”). AMG is the majority owner of the firm, with the remaining equity spread between six active senior members of Systematic. AMG is a passive financial partner. Systematic’s management employees retain autonomous control of the investment philosophy and process, as well as a comprehensive management of the firm.

Systematic was founded in 1982, as a registered investment adviser with the SEC pursuant to the Advisers Act, specializing in the management of value portfolios. In 1995, a majority stake in the firm was sold to AMG, a holding company and publicly traded company that invests in mid-sized asset management firms. The firm was subsequently re-registered with the SEC as Systematic on April 10, 1995. In 1996, AMG brought in the current senior members of the investment management team.

Sands Capital and DMC both act as subadvisers for the Aggressive Growth Fund. DMC, a series of Delaware Management Business Trust, is an indirect subsidiary of Delaware Management Holdings, Inc. (“DMH”), DMH is an indirect, wholly-owned subsidiary, and subject to the ultimate control, of Lincoln National Corporation (“Lincoln”). Lincoln, with headquarters in Philadelphia, Pennsylvania, is a diversified organization with operations in many aspects of the financial services industry, including insurance and investment management. Delaware Investments is the marketing name for DMH and its subsidiaries.

Essex and Insight Capital both act as subadvisers for the Emerging Growth Fund. Essex and Insight Capital also both provide subadvisory services for the MML Emerging Growth Fund, a series of MML Series Investment Fund, a registered, open-end investment company for which MassMutual serves as investment adviser.

T. Rowe Price serves as subadviser for the Blue Chip Growth Fund and Mid Cap Growth Equity II Fund. T. Rowe Price is a wholly-owned subsidiary of T. Rowe Price Group, Inc., a publicly traded financial services holding company.

T. Rowe Price also provides subadvisory services for, the MML Equity Income Fund, the MML Blue Chip Growth Fund, the MML Mid Cap Growth Fund and the MML Small Company Value Fund, each of which are series of MML Series Investment Fund, a registered, open-end investment company for which MassMutual serves as investment adviser.

Federated Clover, T. Rowe Price, and Earnest Partners each act as subadvisers for the Small Company Value Fund.

The Boston Company and Eagle both act as subadvisers for the Small Company Growth Fund. Eagle is a wholly-owned subsidiary of Raymond James Financial, Inc., a St. Petersburg, Florida-based financial services company.

AllianceBernstein, Harris and MFS each act as subadvisers for the Overseas Fund. MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect majority-owned subsidiary of Sun Life Financial, Inc. (a diversified financial services company). MFS also provides subadvisory services for the MML Global Fund, a series of MML Series Investment Fund, a registered, open-end investment company for which MassMutual serves as investment adviser.

For the last three fiscal years, MassMutual paid the following amounts for subadvisory services provided to the Funds:

Strategic Bond Fund
Year ended 12/31/07	$581,738
Year ended 12/31/08	$545,479
Year ended 12/31/09
Strategic Balanced Fund
Year ended 12/31/07	$777,189
Year ended 12/31/08	$442,224
Year ended 12/31/09
Global Allocation Fund[1]
Period ended 12/31/09
Diversified Value Fund
Year ended 12/31/07	$1,348,672
Year ended 12/31/08	$967,141
Year ended 12/31/09
Fundamental Value Fund
Year ended 12/31/07	$3,846,383
Year ended 12/31/08	$3,081,502
Year ended 12/31/09
Value Equity Fund
Year ended 12/31/07	$392,878
Year ended 12/31/08	$252,355
Year ended 12/31/09

Large Cap Value Fund
Year ended 12/31/07	$4,654,338
Year ended 12/31/08	$3,446,054
Year ended 12/31/09
Indexed Equity Fund
Year ended 12/31/07	$198,135
Year ended 12/31/08	$164,306
Year ended 12/31/09
Core Opportunities Fund
Year ended 12/31/07	$202,533
Year ended 12/31/08	$208,660
Year ended 12/31/09
Blue Chip Growth Fund
Year ended 12/31/07	$1,926,197
Year ended 12/31/08	$2,270,877
Year ended 12/31/09
Large Cap Growth Fund
Year ended 12/31/07	$172,423
Year ended 12/31/08	$138,396
Year ended 12/31/09
Aggressive Growth Fund
Year ended 12/31/07	$2,510,386
Year ended 12/31/08	$1,724,010
Year ended 12/31/09
NASDAQ-100 Fund
Year ended 12/31/07	$24,149
Year ended 12/31/08	$21,381
Year ended 12/31/09
Focused Value Fund
Year ended 12/31/07	$4,145,711
Year ended 12/31/08	$2,687,366
Year ended 12/31/09
Mid-Cap Value Fund
Year ended 12/31/07	$843,508
Year ended 12/31/08	$713,335
Year ended 12/31/09
Small Cap Value Equity Fund
Year ended 12/31/07	$569,968
Year ended 12/31/08	$586,712
Year ended 12/31/09
Small Company Value Fund
Year ended 12/31/07	$4,041,591
Year ended 12/31/08	$2,878,527
Year ended 12/31/09
Mid Cap Growth Equity Fund
Year ended 12/31/07	$531,978
Year ended 12/31/08	$557,475
Year ended 12/31/09
Mid Cap Growth Equity II Fund
Year ended 12/31/07	$6,849,816
Year ended 12/31/08	$5,990,834
Year ended 12/31/09

Small Cap Growth Equity Fund
Year ended 12/31/07	$4,254,413
Year ended 12/31/08	$3,341,377
Year ended 12/31/09
Small Company Growth Fund
Year ended 12/31/07	$1,006,431
Year ended 12/31/08	$573,884
Year ended 12/31/09
Emerging Growth Fund
Year ended 12/31/07	$701,671
Year ended 12/31/08	$469,166
Year ended 12/31/09
Diversified International Fund
Year ended 12/31/07	$601,497
Year ended 12/31/08	$902,503
Year ended 12/31/09
Overseas Fund
Year ended 12/31/07	$6,348,575
Year ended 12/31/08	$3,992,533
Year ended 12/31/09

[1]	Commenced operations on December 1, 2009.

Organization and Management of the Select Cayman Fund

The Global Allocation Fund may gain exposure to certain commodities-related investments by investing up to 25% of its total assets in the Select Cayman Fund. The Select Cayman Fund is expected to invest primarily in commodity-related instruments.

The Select Cayman Fund will be a company organized under the laws of the Cayman Islands, whose registered office will be located in the Cayman Islands. The Select Cayman Fund’s affairs will be overseen by its own board of directors. BlackRock will subadvise the assets of the Select Cayman Fund. MassMutual will provide investment management and administrative services to the Select Cayman Fund. The Select Cayman Fund is also expected to enter into separate contracts for the provision of custody, transfer agency, and audit services with the same or with affiliates of the same service providers that provide those services to the Global Allocation Fund.

ADMINISTRATOR AND SUB-ADMINISTRATOR

MassMutual has entered into an administrative services agreement (the “Administrative Services Agreement”) with the Trust, on behalf of each Fund, pursuant to which MassMutual is obligated to provide all necessary administrative and shareholder services and to bear some expenses of the Funds, such as federal and state registration fees. MassMutual may, at its expense, employ others to supply all or any part of the services to be provided to the Funds pursuant to the Administrative Services Agreement. The Trust, on behalf of each Fund, pays MassMutual an administrative services fee monthly at an annual rate based upon the average daily net assets of the applicable class of shares of the Funds which range from .1959% to .6744% for Class N shares; .1459% to .6244% for Class A shares; .0459% to .4744% for Class Y shares; .0100% to .3744% for Class S shares; .1459% to .6244% for Class L shares and .0855% for Class Z shares of the Indexed Equity Fund. MassMutual has entered into a sub-administration agreement with State Street Bank and Trust Company (“State Street”). As sub-administrator, State Street assists in many aspects of fund administration and is compensated by MassMutual for providing administrative services to the Funds.

For the last three fiscal years, the Trust, on behalf of the Funds, has paid the following amounts as administrative services fees to MassMutual pursuant to each Administrative Services Agreement:

	Gross	Waiver	Net
Strategic Bond Fund
Year ended 12/31/07	$402,665	—	$402,665
Year ended 12/31/08	$428,732	—	$428,732
Year ended 12/31/09
Strategic Balanced Fund
Year ended 12/31/07	$581,678	—	$581,678
Year ended 12/31/08	$380,464	—	$380,464
Year ended 12/31/09
Global Allocation Fund[2]
Period Ended 12/31/09
Diversified Value Fund
Year ended 12/31/07	$953,200	—	$953,200
Year ended 12/31/08	$720,425	—	$720,425
Year ended 12/31/09
Fundamental Value Fund
Year ended 12/31/07	$2,704,925	—	$2,704,925
Year ended 12/31/08	$2,126,246	—	$2,126,246
Year ended 12/31/09
Value Equity Fund
Year ended 12/31/07	$150,227	—	$150,227
Year ended 12/31/08	$97,994	—	$97,994
Year ended 12/31/09
Large Cap Value Fund
Year ended 12/31/07	$3,053,612	—	$3,053,612
Year ended 12/31/08	$2,156,718	—	$2,156,718
Year ended 12/31/09
Indexed Equity Fund
Year ended 12/31/07	$7,510,298	$(1,335,841)	$6,174,457
Year ended 12/31/08	$5,806,080	$(1,075,267)	$4,730,813
Year ended 12/31/09
Core Opportunities Fund
Year ended 12/31/07	$104,087	—	$104,087
Year ended 12/31/08	$113,364	—	$113,364
Year ended 12/31/09
Blue Chip Growth Fund
Year ended 12/31/07	$1,933,823	—	$1,933,823
Year ended 12/31/08	$2,201,599	—	$2,201,599
Year ended 12/31/09
Large Cap Growth Fund
Year ended 12/31/07	$93,700	—	$93,700
Year ended 12/31/08	$74,229	—	$74,229
Year ended 12/31/09
Aggressive Growth Fund
Year ended 12/31/07	$1,253,752	—	$1,253,752
Year ended 12/31/08	$834,466	—	$834,466
Year ended 12/31/09

	Gross	Waiver	Net
NASDAQ-100 Fund
Year ended 12/31/07	$261,001	—	$261,001
Year ended 12/31/08	$227,306	—	$227,306
Year ended 12/31/09
Focused Value Fund
Year ended 12/31/07	$2,063,267	—	$2,063,267
Year ended 12/31/08	$1,341,854	—	$1,341,854
Year ended 12/31/09
Mid-Cap Value Fund
Year ended 12/31/07	$288,330	—	$288,330
Year ended 12/31/08	$217,510	—	$217,510
Year ended 12/31/09
Small Cap Value Equity Fund
Year ended 12/31/07	$187,857	—	$187,857
Year ended 12/31/08	$183,681	—	$183,681
Year ended 12/31/09
Small Company Value Fund
Year ended 12/31/07	$1,844,377	—	$1,844,377
Year ended 12/31/08	$1,261,355	—	$1,261,355
Year ended 12/31/09
Mid Cap Growth Equity Fund
Year ended 12/31/07	$307,620	—	$307,620
Year ended 12/31/08	$207,953	—	$207,953
Year ended 12/31/09
Mid Cap Growth Equity II Fund
Year ended 12/31/07	$3,539,203	—	$3,539,203
Year ended 12/31/08	$2,952,277	—	$2,952,277
Year ended 12/31/09
Small Cap Growth Equity Fund
Year ended 12/31/07	$1,646,372	—	$1,646,372
Year ended 12/31/08	$1,288,870	—	$1,288,870
Year ended 12/31/09
Small Company Growth Fund
Year ended 12/31/07	$446,551	—	$446,551
Year ended 12/31/08	$253,343	—	$253,343
Year ended 12/31/09
Emerging Growth Fund
Year ended 12/31/07	$235,552	—	$235,552
Year ended 12/31/08	$155,095	—	$155,095
Year ended 12/31/09
Diversified International Fund
Year ended 12/31/07	$179,452	—	$179,452
Year ended 12/31/08	$324,939	—	$324,939
Year ended 12/31/09
Overseas Fund
Year ended 12/31/07	$1,946,995	$(626,960)	$1,320,035
Year ended 12/31/08	$1,100,320	$(344,300)	$756,020
Year ended 12/31/09
Destination Retirement Income Fund
Year ended 12/31/07	$267,380	—	$267,380
Year ended 12/31/08	$214,084	—	$214,084
Year ended 12/31/09

	Gross	Waiver	Net
Destination Retirement 2010 Fund
Year ended 12/31/07	$265,033	—	$265,033
Year ended 12/31/08	$234,413	—	$234,413
Year ended 12/31/09
Destination Retirement 2020 Fund
Year ended 12/31/07	$901,878	—	$901,878
Year ended 12/31/08	$720,473	—	$720,473
Year ended 12/31/09
Destination Retirement 2030 Fund
Year ended 12/31/07	$693,343	—	$693,343
Year ended 12/31/08	$546,007	—	$546,007
Year ended 12/31/09
Destination Retirement 2040 Fund
Year ended 12/31/07	$359,889	—	$359,889
Year ended 12/31/08	$285,078	—	$285,078
Year ended 12/31/09
Destination Retirement 2050 Fund[1]
Period ended 12/31/07	$65	—	$65
Year ended 12/31/08	$2,560	—	$2,560
Year ended 12/31/09

[1]	Commenced operations on December 17, 2007.
[2]	Commenced operations on December 1, 2009.

THE DISTRIBUTOR

The Funds’ shares are continuously distributed by MML Distributors, LLC (the “Distributor”), located at 1295 State Street, Springfield, Massachusetts 01111-0001, pursuant to a Principal Underwriter Agreement with the Trust dated as of February 6, 2006, as amended (the “Distribution Agreement”). The Distributor pays commissions to its selling dealers as well as the costs of printing and mailing prospectuses to potential investors and of any advertising incurred by it in connection with distribution of shares of the Funds. The Distributor is a wholly-owned subsidiary of MassMutual.

The Distribution Agreement will continue in effect for an initial two-year period, and thereafter for successive one-year periods, provided that each such continuance is specifically approved (i) by the vote of a majority of the Trustees or by a vote of a majority of the shares of the Trust; and (ii) by a majority of the Trustees who are not parties to the Distribution Agreement or interested persons (as defined in the 1940 Act) of any such person, cast in person at a meeting called for the purpose of voting on such approval.

The Distributor has also entered into a Sub-Distributor’s Agreement with OppenheimerFunds Distributor, Inc. (the “Sub-Distributor”) dated as of February 7, 2003. The Sub-Distributor is an affiliate of the Distributor and an indirect majority-owned subsidiary of MassMutual.

MassMutual may make payments, out of its own assets, to securities dealers and other firms that enter into agreements providing the Distributor with access to representatives of those firms for the sale of shares of the Funds or with other marketing or administrative services with respect to the Funds. These payments may be a specific dollar amount, may be based on the number of customer accounts maintained by a firm, or may be based on a percentage of the value of shares of the Funds sold to, or held by, customers of the firm.

CLASS A AND CLASS N DISTRIBUTION AND SERVICE PLANS

The Trust has adopted, with respect to the Class A and Class N shares of each Fund, a Distribution and Service Plan and Agreement (the “Plans”) pursuant to Rule 12b-1 under the 1940 Act. The Trustees of the Trust, including a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Plans, by vote cast in person at a meeting called for the purpose of voting on the Plans, approved the Class A Plans on May 3, 1999 for the Funds (other than the NASDAQ-100 Fund, the Aggressive Growth Fund, the Large Cap Value Fund, the Focused Value Fund, the Mid Cap Growth Equity II Fund and the Emerging Growth Fund which were approved February 14, 2000, the Value Equity Fund, Blue Chip Growth Fund and Overseas Fund which were approved April 19, 2001, the Fundamental Value Fund, Large Cap Growth Fund, Small Company Value Fund and Small Company Growth Fund which were approved November 5, 2001, the Strategic Balanced Fund, Destination Retirement Income Fund, Destination Retirement 2010 Fund, Destination Retirement 2020 Fund, Destination Retirement 2030 Fund and Destination Retirement 2040 Fund which were approved November 3, 2003, the Diversified Value Fund which was approved August 9, 2004, the Strategic Bond Fund which was approved November 8, 2004, the Core Opportunities Fund and Small Cap Value Equity Fund which were approved February 6, 2006, the Mid-Cap Value Fund which was approved August 7, 2006, the Diversified International Fund which was approved November 6, 2006, the Destination Retirement 2050 Fund which was approved November 6, 2007 and the Global Allocation Fund which was approved November 10, 2009). The Class N Plans were approved on November 11, 2002 for the Funds (other than the Strategic Balanced Fund, Destination Retirement Income Fund, Destination Retirement 2010 Fund, Destination Retirement 2020 Fund, Destination Retirement 2030 Fund and Destination Retirement 2040 Fund which were approved November 3, 2003, the Diversified Value Fund which was approved August 9, 2004, the Strategic Bond Fund which was approved November 8, 2004, the Core Opportunities Fund and Small Cap Value Equity Fund which were approved February 6, 2006, the Mid-Cap Value Fund which was approved August 7, 2006, the Diversified International Fund which was approved November 6, 2006, the Destination Retirement 2050 Fund which was approved November 6, 2007 and the Global Allocation Fund which was approved November 10, 2009). Under the terms of each of the Class A Plans, the Trust is permitted to compensate, out of the assets attributable to the Class A shares of a Fund, in an amount up to .25%, in the aggregate, on an annual basis of the average daily net assets attributable to that Class, (i) the Distributor for services provided and expenses incurred by it in connection with the distribution of Class A shares of a Fund (“Distribution Fee”) and (ii) MassMutual for services provided and expenses incurred by it for purposes of maintaining or providing personal services (the “Servicing Fee”) to Class A shareholders. Under the terms of each of the Class N Plans, the Trust is permitted to compensate, out of the assets attributable to the Class N shares of a Fund, (i) a Distribution Fee in an amount up to .25%, in the aggregate, on an annual basis of the average daily net assets attributable to that Class and (ii) a Servicing Fee in an amount up to ..25%, in the aggregate, on an annual basis of the average daily net assets attributable to that Class. The Distribution Fee may be spent by the Distributor on any activities or expenses primarily intended to result in the sale of Class A or Class N shares of a Fund, respectively, including, but not limited to, compensation to, and expenses (including overhead and telephone expenses) of, financial consultants or other employees of the Distributor or of participating or introducing brokers who engage in the distribution of Class A or Class N shares, preparing, printing and delivering prospectuses and reports for other than existing Class A or Class N shareholders, providing facilities to answer questions from other than existing Class A or Class N shareholders, advertising and preparation, printing and distribution of sales literature, receiving and answering correspondence, including requests for prospectuses and statements of additional information, and complying with Federal and state securities laws pertaining to the sale of Class A or Class N shares. The Servicing Fee may be spent by MassMutual on personal services rendered to Class A or Class N shareholders of a Fund and/or maintenance of Class A or Class N shareholder accounts. MassMutual’s Servicing Fee expenditures may include, but shall not be limited to, compensation to, and expenses (including telephone and overhead expenses) of agents or employees of MassMutual or the Distributor, pension consultants or participating or introducing brokers and other financial intermediaries who assist investors in completing account forms and selecting dividend and other account options; who aid in the processing of redemption requests for Class A or Class N shares or the processing of dividend payments with respect to Class A or Class N shares; who prepare, print and deliver prospectuses and shareholder reports to Class A or Class N shareholders; who oversee compliance with federal and state laws pertaining to the sale of Class A or Class N shares; who provide information periodically to Class A or Class N shareholders showing their position in Class A or Class N shares; who issue account statements to Class A or Class N shareholders; who furnish shareholder sub-accounting; who forward communications from a Fund to Class A or Class N shareholders; who render advice regarding particular shareholder account options offered by a Fund in light of shareholder needs; who provide and maintain elective shareholder services; who provide and maintain pre-authorized investment plans for Class A or Class N shareholders; who respond to inquiries from Class A or Class N shareholders relating to such services; and/or who provide such similar services as permitted under applicable statutes, rules or regulations.

Each Plan provides that it may not be amended to materially increase the costs which Class A or Class N shareholders may bear under the Plan without the approval of a majority of the outstanding Class A or Class N shares of the Fund.

Each Plan provides that it may not take effect until approved by vote of a majority of both (i) the Trustees of the Trust and (ii) the Trustees of the Trust who are not interested persons of the Trust and have no direct or indirect financial interest in the operation of the Plan or any agreements related to it. Each Plan provides that it shall continue in effect so long as such continuance is specifically approved at least annually by (i) the Trustees of the Trust and (ii) the Trustees of the Trust who are not interested persons of the Trust and have no direct or indirect financial interest in the operation of the Plan or any agreements related to it. Each Plan provides that MassMutual shall provide to the Trustees, and the Board shall review at least quarterly, a written report of the amounts so expended and the purposes for which such expenditures were made.

The following table approximately discloses the 12b-1 fees paid in 2009 by the Trust under its 12b-1 plans for Class A and Class N shares of the Funds:

	Class A 12b-1 Servicing Fees	Class N 12b-1 Servicing Fees	Class N 12b-1 Distribution Fees
Strategic Bond Fund	$206,479	$3,547	$3,547
Strategic Balanced Fund	49,782	1,593	1,593
Global Allocation Fund[1]
Diversified Value Fund	208,347	2,659	2,659
Fundamental Value Fund	575,632	5,925	5,925
Value Equity Fund	33,421	262	262
Large Cap Value Fund	733,000	1,735	1,735
Indexed Equity Fund	617,527	9,579	9,579
Core Opportunities Fund	59,786	417	417
Blue Chip Growth Fund	184,217	5,151	5,151
Large Cap Growth Fund	13,631	3	3
Aggressive Growth Fund	190,600	741	741
NASDAQ-100 Fund	44,653	648	648
Focused Value Fund	411,854	5,557	5,557
Mid-Cap Value Fund	16,927	88	88
Small Cap Value Equity Fund	30,583	728	728
Small Company Value Fund	273,820	3,630	3,630
Mid Cap Growth Equity Fund	43,008	676	676
Mid Cap Growth Equity II Fund	786,760	5,154	5,154
Small Cap Growth Equity Fund	216,230	1,525	1,525
Small Company Growth Fund	75,390	872	872
Emerging Growth Fund	30,336	414	414
Diversified International Fund	133,622	208	208
Overseas Fund	251,109	4,022	4,022
Destination Retirement Income Fund	$114,833	$275	$275
Destination Retirement 2010 Fund	141,684	1,883	1,883
Destination Retirement 2020 Fund	332,228	1,235	1,235
Destination Retirement 2030 Fund	266,494	627	627
Destination Retirement 2040 Fund	124,910	445	445
Destination Retirement 2050 Fund	810	208	208

	$6,168,013	$60,004	$60,004

[1]	Commenced operations on December 1, 2009. Class N shares of the Fund were not available.

CUSTODIANS, DIVIDEND DISBURSING AGENT AND TRANSFER AGENT

State Street, located at 200 Clarendon Street, Boston, Massachusetts 02116, is the custodian of each Fund’s investments, other than the Global Allocation Fund, and Brown Brothers Harriman & Co. (“BBH”), located at 40 Water Street, Boston, Massachusetts 02109, is the custodian of the Global Allocation Fund’s investments (together, the “Custodians”). State Street is the Funds’ transfer agent and dividend disbursing agent (the “Transfer Agent”). As custodian, each of State Street and BBH has custody of the Funds’ securities and maintains certain financial and accounting books and records. The Custodians and the Transfer Agent do not assist in, and are not responsible for, the investment decisions and policies of the Funds.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP, located at 200 Berkeley Street, Boston, Massachusetts 02116, is the Trust’s independent registered public accounting firm.

CODES OF ETHICS

The Trust, MassMutual, the Distributor, AllianceBernstein, Barrow Hanley, BlackRock, Brandywine Global, Cooke & Bieler, Davis, DMC, Eagle, EARNEST Partners, Essex, Federated Clover, Harris, Insight Capital, J.P. Morgan, Loomis Sayles, MFS, NTI, Pyramis, Rainier, Sands Capital, Systematic, T. Rowe Price, The Boston Company, Turner, Victory Waddell & Reed, Wellington Management, Western Asset and Western Asset Limited have each adopted a code of ethics (the “Codes of Ethics”) pursuant to Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act. The Codes of Ethics permit Fund personnel to invest in securities, including securities that may be purchased or held by a Fund, for their own accounts, but require compliance with various pre-clearance requirements (with certain exceptions). The Codes of Ethics are on public file with, and are available from, the SEC.

PORTFOLIO TRANSACTIONS AND BROKERAGE

For the Destination Retirement Funds, all orders for the purchase or sale of portfolio securities (normally, shares of Underlying Funds) are placed on behalf of each Destination Retirement Fund by MassMutual, pursuant to authority contained in each Destination Retirement Fund’s management contract. A Destination Retirement Fund will not incur any commissions or sales charges when it invests in Underlying Funds, but it may incur such costs if it invests directly in other types of securities.

Purchases and sales of securities on a securities exchange are effected by brokers, and each Fund which purchases or sells securities on a securities exchange pays a brokerage commission for this service. In transactions on stock exchanges in the United States, these commissions are negotiated, whereas on many foreign stock exchanges these commissions are fixed. In the over-the-counter markets, securities are generally traded on a “net” basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter’s concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid.

The primary consideration in placing portfolio security transactions with broker-dealers for execution is to obtain and maintain the availability of execution at the most favorable prices and in the most effective manner possible. Each Fund’s investment adviser or subadviser attempts to achieve this result by selecting broker-dealers to execute portfolio transactions on the basis of their professional capability, the value and quality of their brokerage services, including anonymity and trade confidentiality, and the level of their brokerage commissions.

Under each Management or Subadvisory Agreement and as permitted by Section 28(e) of the Securities Exchange Act of 1934, an investment adviser or subadviser may cause a Fund to pay a broker-dealer that provides brokerage and research services to the investment adviser or subadviser an amount of commission for effecting a securities transaction for a Fund in excess of the amount other broker-dealers would have charged for the transaction if the investment adviser or subadviser determines in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of either a particular transaction or the investment adviser’s or sub-adviser’s overall responsibilities to the Trust and to its other clients. The term “brokerage and research services” includes: providing advice as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the availability of securities or of purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and effecting securities transactions and performing functions incidental thereto such as clearance and settlement.

Certain investment advisers or subadvisers may obtain third-party research from broker-dealers or non-broker-dealers by entering into commission sharing arrangements (“CSAs”). Under a CSA, the executing broker-dealer agrees that part of the commissions it earns on certain equity trades will be allocated to one or more research providers as payment for research. CSAs allow an investment adviser or subadviser to direct broker-dealers to pool commissions that are generated from orders executed at that broker-dealer, and then periodically direct the broker-dealer to pay third party research providers for research.

Research provided by brokers is used for the benefit of all of the investment adviser’s or subadviser’s clients and not solely or necessarily for the benefit of the Trust. The investment advisers or subadvisers attempt to evaluate the quality of Research provided by brokers. Results of this effort are sometimes used by the investment advisers or subadvisers as a consideration in the selection of brokers to execute portfolio transactions.

The investment advisory fee that the Trust pays on behalf of each Fund to MassMutual will not be reduced as a consequence of an investment adviser’s or subadviser’s receipt of brokerage and research services. To the extent the Trust’s portfolio transactions are used to obtain such services, the brokerage commissions paid by the Trust will exceed those that might otherwise be paid, by an amount which cannot now be determined, provided that the investment adviser or subadviser determines in good faith that such excess amounts are reasonable in relation to the services provided. Such services would be useful and of value to an investment adviser or subadviser in serving both the Trust and other clients and, conversely, such services obtained by the placement of brokerage business of other clients would be useful to an investment adviser or subadviser in carrying out its obligations to the Trust.

Subject to the overriding objective of obtaining the best execution of orders, the Funds may use broker-dealer affiliates of their respective investment advisers or subadvisers to effect portfolio brokerage transactions under procedures adopted by the Trustees. Pursuant to these procedures, the commission rates and other remuneration paid to the affiliated broker-dealer must be fair and reasonable in comparison to those of other broker-dealers for comparable transactions involving similar securities being purchased or sold during a comparable time period. This standard would allow the affiliated broker or dealer to receive no more than the remuneration which would be expected to be received by an unaffiliated broker.

The Funds may allocate brokerage transactions to broker-dealers (including affiliates of their respective investment advisers or subadvisers) who have entered into arrangements with the Trust under which the broker-dealer allocates a portion of the commissions paid back to the Fund. The transaction quality must, however, be comparable to that of other qualified broker-dealers.

From time to time the Board for the Value Equity Fund will review whether the recapture for the benefit of the Funds of some portion of the compensation paid by the Funds on portfolio transactions is legally permissible and advisable. The Board intends to continue to review whether recapture opportunities are available and are legally permissible and, if so, to determine in the exercise of their business judgment whether it would be advisable for the Funds to participate, or continue to participate, in the commission recapture program.

The Select Cayman Fund will follow the same brokerage practices as does the Global Allocation Fund.

The following table discloses the brokerage commissions paid by the Funds for the fiscal years ended December 31, 2009, December 31, 2008 and December 31, 2007:

	Year ended December 31, 2009	Year ended December 31, 2008	Year ended December 31, 2007
Strategic Bond Fund		$23,085	$47,465
Strategic Balanced Fund		113,076	77,751
Global Allocation Fund[1]
Diversified Value Fund		184,941	94,471
Fundamental Value Fund		923,431	719,827
Value Equity Fund		181,094	127,445
Large Cap Value Fund		423,808	364,503
Indexed Equity Fund		88,619	63,359
Core Opportunities Fund		81,772	82,589
Blue Chip Growth Fund		404,811	225,905
Large Cap Growth Fund		32,803	47,286
Aggressive Growth Fund		219,233	233,145
NASDAQ-100 Fund		4,747	13,020
Focused Value Fund		503,736	719,424
Mid-Cap Value Fund		314,930	334,736
Small Cap Value Equity Fund		227,541	167,267
Small Company Value Fund		727,382	1,155,500
Mid Cap Growth Equity Fund		340,797	216,416
Mid Cap Growth Equity II Fund		642,986	762,213
Small Cap Growth Equity Fund		1,179,648	1,053,908
Small Company Growth Fund		354,840	491,892
Emerging Growth Fund		228,064	273,124
Diversified International Fund		204,622	141,651
Overseas Fund		835,560	1,639,717

		$8,310,694	$9,113,790

[1]	Commenced operations on December 1, 2009.

The Strategic Balanced Fund paid $745 and $512 to Jefferies and Company for the fiscal years ended December 31, 2008 and 2007, respectively. Jefferies and Company is an affiliate of the Fund’s investment adviser.

The Diversified Value Fund paid $876 to Jefferies and Company for the fiscal year ended December 31, 2008. Jefferies and Company is an affiliate of the Fund’s investment adviser.

The Fundamental Value Fund paid $13,756 and $964 to Jefferies and Company for the fiscal years ended December 31, 2008 and 2007, respectively. Jefferies and Company is an affiliate of the Fund’s investment adviser.

The Value Equity Fund paid $276 and $1,528 to Fidelity Capital Markets for the fiscal years ended December 31, 2008 and 2007, respectively. Fidelity Capital Markets is an affiliate of the Fund’s subadviser.

The Large Cap Value Fund paid $341 to Jefferies and Company for the fiscal year ended December 31, 2008. Jefferies and Company is an affiliate of the Fund’s investment adviser.

The Blue Chip Growth Fund paid $448 and $356 to Jefferies and Company for the fiscal years ended December 31, 2008 and 2007, respectively. Jefferies and Company is an affiliate of the Fund’s investment adviser.

The Focused Value Fund paid $12,495 to Jefferies and Company for the fiscal year ended December 31, 2008. Jefferies and Company is an affiliate of the Fund’s investment adviser.

The Small Company Value Fund paid $114,177 and $86,675 to Jefferies and Company for fiscal years ended December 31, 2008 and 2007, respectively. Jefferies and Company is an affiliate of the Fund’s investment adviser.

The Mid Cap Growth Equity Fund paid $2,404 to Jefferies and Company for the fiscal year ended December 31, 2008. Jefferies and Company is an affiliate of the Fund’s investment adviser.

The Mid Cap Growth Equity II Fund paid $1,660 and $2,095 to Jefferies and Company for the fiscal years ended December 31, 2008 and 2007, respectively. Jefferies and Company is an affiliate of the Fund’s investment adviser.

The Small Cap Growth Equity Fund paid $22,212 and $4,816 to Jefferies and Company for the fiscal years ended December 31, 2008 and 2007, respectively. Jefferies and Company is an affiliate of the Fund’s investment adviser.

The Small Company Growth Fund paid $7,660 and $38,500 to Jefferies and Company for the fiscal years ended December 31, 2008 and 2007, respectively. Jefferies and Company is an affiliate of the Fund’s investment adviser.

The Small Company Growth Fund paid $1,143 to Raymond James for the fiscal year ended December 31, 2007. Raymond James is an affiliate of one of the Fund’s subadvisers.

The following table discloses, for those Funds that had trades directed to a third party soft dollar broker during the fiscal year ended December 31, 2009, the dollar value of transactions placed by each such Fund with such soft dollar brokers and dealers during the fiscal year ended December 31, 2009 to recognize “brokerage and research” services, and commissions paid for such transactions:

	Dollar Value of Those Transactions	Amount of Commission
Strategic Balanced Fund	$17,685,363	$17,184
Diversified Value Fund	59,936	28,189
Fundamental Value Fund	44,843,591	34,722
Core Opportunities Fund	58,284,494	31,726
Value Equity Fund	254,407,960	185,210
Large Cap Growth Fund	30,471,271	12,169
Aggressive Growth Fund	187,697,599	127,739
Focused Value Fund	40,537,696	54,145
Mid Cap Value Fund	64,728,332	129,717
Small Company Value Fund	182,783,404	163,801
Mid Cap Growth Equity Fund	44,456,091	28,640
Small Cap Growth Equity Fund	104,348,136	133,794
Small Company Growth Fund	21,501,664	28,141
Emerging Growth Fund	30,513,314	26,920
Diversified International Fund	3,954,162	2,569
Overseas Fund	30,906,768	33,386

SHAREHOLDER INVESTMENT ACCOUNT

A Shareholder Investment Account is established for each investor in the Funds. Each account contains a record of the shares of the Fund maintained by the Transfer Agent. No share certificate will be issued. Whenever a transaction takes place in the Shareholder Investment Account, the investor will be mailed a statement showing the transaction and the status of the account.

DESCRIPTION OF SHARES

The Trust, an open-end, management investment company, is organized as a Massachusetts business trust under the laws of Massachusetts by an Agreement and Declaration of Trust dated May 28, 1993. A copy of the Declaration of Trust is on file with the Secretary of The Commonwealth of Massachusetts. The fiscal year for each Fund ends on December 31.

The Declaration of Trust permits the Trustees, without shareholder approval, to issue an unlimited number of shares and divide those shares into an unlimited number of series of shares, representing separate investment portfolios with rights determined by the Trustees. When issued, shares are fully paid and nonassessable and have no preemptive or subscription rights. Shares of the Funds are entitled to dividends as declared by the Trustees. In the event of liquidation of a Fund, the Trustees would distribute, after paying or otherwise providing for all charges, taxes, expenses and liabilities belonging to the Fund, the remaining assets belonging to the Fund ratably among the holders of outstanding shares of the Fund. Under the Trust’s Declaration of Trust, the Board is authorized to create new series and classes without shareholder approval. The Trustees have currently authorized the issuance of an unlimited number of full and fractional shares of 34 series, each of which is described in this SAI.

The Trustees may divide the shares of any series into two or more classes having such preferences or special or relative rights and privileges as the Trustees may determine, without obtaining shareholder approval. The Trustees have currently authorized the establishment and designation of up to 5 classes of shares for each series of the Trust: Class A Shares, Class L Shares, Class N Shares, Class S Shares and Class Y Shares. The Trustees have also authorized a sixth class of shares for the Equity Indexed Fund: Class Z Shares. All shares of a particular class of each Fund represent an equal proportionate interest in the assets and liabilities belonging to that Fund allocable to that class.

The Trustees may also divide or combine the shares of any series or class into a greater or lesser number without changing the proportionate beneficial interests in the series or class.

The Declaration of Trust provides for the perpetual existence of the Trust. The Declaration of Trust, however, provides that the Trust may be terminated at any time by vote of shareholders holding at least a majority of the shares of each series entitled to vote or by the Trustees by written notice to the shareholders. Any series of shares may be terminated at any time by vote of shareholders holding at least a majority of the shares of such series entitled to vote or by the Trustees by written notice to the shareholders of such series.

Shares of each Fund entitle their holder to one vote for each dollar (or proportionate fractional vote for each fraction of a dollar) of NAV per share of each Fund or class for each share held as to any matter on which such shareholders are entitled to vote. On any matter submitted to a vote of shareholders, all shares of the Trust then entitled to vote shall be voted in the aggregate as a single class without regard to series or class, except that: (i) when required by the 1940 Act or when the Trustees shall have determined that the matter affects one or more series or classes materially differently, shares will be voted by individual series or class; and (ii) when the Trustees have determined that the matter affects only the interests of one or more series or classes, then only shareholders of such series or classes shall be entitled to vote thereon. Shares of each Fund have noncumulative voting rights with respect to the election of Trustees. Shareholder inquiries should be directed to MassMutual Select Funds, Attn: B420, 1295 State Street, Springfield, Massachusetts 01111.

The Trust is not required to hold annual or regular meetings of its shareholders. However, meetings of the shareholders may be called for the purpose of taking action upon any matter requiring the vote or the authority of the shareholders of the Trust or any series or class or upon any other matter deemed by the Trustees to be necessary or desirable. There will normally be no meetings of shareholders for the purpose of electing Trustees except that the Trust will hold a shareholders’ meeting for the election of Trustees at such time as less than a majority of the Trustees holding office have been elected by shareholders or as otherwise required by applicable law or regulation. Each Trustee of the Trust serves until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of his or her successor or until he or she dies, resigns or is removed. Notwithstanding the foregoing, unless the Trustees determine that it is desirable and in the best interest of the Trust that an exception to the retirement policy of the Trust be made, a Trustee shall retire and cease to serve as a Trustee upon the conclusion of the calendar year in which such Trustee attains the age of seventy-two years.

No amendment may be made to the Declaration of Trust without an affirmative vote of a majority of the outstanding shares of the Trust, or the applicable series or class, except to change the name of the Trust or to cure technical problems in the Declaration of Trust.

Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Trust’s Declaration of Trust disclaims liability of the shareholders, Trustees, or officers of the Trust for acts or obligations of the Trust, which are binding only on the assets and property of the Trust, and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Trust or the Trustees. The Trust’s Declaration of Trust provides for indemnification out of the Trust property for all loss and expense of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered remote since it is limited to circumstances in which the disclaimer is inoperative and the Trust itself is unable to meet its obligations.

The Declaration of Trust further provides that a Trustee will not be personally liable for errors of judgment or mistakes of fact or law. However, nothing in the Declaration of Trust protects a Trustee against any liability to which the Trustee would otherwise be subject by reason of his or her own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. The Declaration of Trust also provides for indemnification of each of its Trustees and officers, except that such Trustees and officers may not be indemnified against any liability to the Trust or its shareholders to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

REDEMPTION OF SHARES

With respect to each Fund, the Trustees may suspend the right of redemption, postpone the date of payment or suspend the determination of NAV: (a) for any period during which the New York Stock Exchange (“NYSE”) is closed (other than for customary weekend and holiday closing); (b) for any period during which trading in the markets the Fund normally uses is, as determined by the SEC, restricted; (c) when an emergency exists as determined by the SEC so that disposal of the Fund’s investments or a determination of its NAV is not reasonably practicable; or (d) for such other periods as the SEC by order may permit for the protection of the Trust’s shareholders. While the Trust’s Declaration of Trust would permit it to redeem shares in cash or other assets of the Fund or both, the Trust has filed an irrevocable election with the SEC to pay in cash all requests for redemption received from any shareholder if the aggregate amount of such requests in any 90-day period does not exceed the lesser of $250,000 or 1% of a Fund’s net assets.

VALUATION OF PORTFOLIO SECURITIES

The NAV of each Fund’s shares is determined once daily as of the close of regular trading on the NYSE, on each day the NYSE is open for trading. The NYSE normally closes at 4:00 p.m. Eastern Time, but may close earlier on some days. The NYSE currently is not open for trading on New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day and on occasion is closed early or entirely due to weather or other conditions. The NAV of each Fund share is the total NAV of the applicable Fund divided by the number of its shares outstanding. The total

NAV of each Fund is determined by computing the value of the total assets of the Fund and deducting total liabilities, including accrued liabilities. The manner of determining the value of the total assets of each Fund is briefly discussed below.

Equity securities are valued on the basis of information furnished by a pricing service, which provides the last reported sale price for securities listed on a national securities exchange or the official closing price on the NASDAQ National Market System, or in the case of over-the-counter securities for which an official closing price is unavailable or not reported on the NASDAQ System, the last reported bid price. Debt securities (other than short-term obligations) are valued on the basis of valuations furnished by a pricing service, which determines valuations taking into account factors such as institutional-size trading in similar securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. Short-term debt securities are valued at either amortized cost or at original cost plus accrued interest, whichever approximates current market value. Shares of other open-end mutual funds are valued at their closing NAVs as reported on each business day. Swaps are marked to market daily based on values provided by third-party vendors or market makers to the extent available or based on model prices. Valuations provided by third-party vendors and representative bids provided by market makers may be determined on the basis of a variety of factors, such as broker quotations, financial modeling, and other market data, such as market indexes and yield curves, counterparty information, and foreign exchange rates.

Investments for which market quotations are not available or for which a pricing service or vendor does not provide a valuation, or for which such market quotations or valuations are considered by the investment adviser to be unreliable (including, for example, certain foreign securities, thinly-traded securities, initial public offerings, or securities whose values may have been affected by a significant event) are stated at fair valuations determined by the Funds’ Valuation Committee in accordance with procedures approved by the Board, and under the ultimate supervision of the Board. It is possible that fair value prices will be used by the Funds to a significant extent. The value determined for an investment using the Funds’ fair value guidelines may differ from recent market prices for the investment and may be significantly different from the value realized upon such asset’s sale.

Portfolio securities traded on more than one national securities exchange are valued at the last price on the business day at the close of the exchange representing the principal market for such securities. All assets and liabilities expressed in foreign currencies are converted into U.S. dollars at the mean between the buying and selling rates of such currencies against the U.S. dollar at the end of each business day.

The Funds may invest in foreign securities that are traded principally in foreign markets and that trade on weekends and other days when the Funds do not price their shares. As a result, the value of the Funds’ portfolio securities may change on days when the prices of the Funds’ shares are not calculated. The prices of the Funds’ shares will reflect any such changes when the prices of the Funds’ shares are next calculated, which is the next day the NYSE is open. The Funds may use fair value pricing more frequently for securities primarily traded in foreign markets because, among other things, most foreign markets close well before the Funds value their securities. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. The Funds’ investments may be priced based on fair values provided by a third-party fair valuation vendor, based on certain factors and methodologies applied by such vendor, in the event that there is movement in the U.S. market that exceeds a specific threshold established by the Funds’ Valuation Committee pursuant to guidelines established by the Board, and under the ultimate supervision of the Board.

The prices of foreign securities are quoted in foreign currencies. The Trust converts the values of foreign currencies into U.S. dollars at the rate of exchange prevailing at the time it determines NAV. Changes in the exchange rate, therefore, if applicable, will affect the NAV of shares of a Fund even when there has been no change in the values of the foreign securities measured in terms of the currency in which they are denominated.

The proceeds received by each Fund for each issue or sale of its shares, all net investment income, and realized and unrealized gain will be specifically allocated to such Fund and constitute the underlying assets of that Fund. The underlying assets of each Fund will be segregated on the books of account, and will be charged with the liabilities in respect of such Fund and with a share of the general liabilities of the Trust. Expenses with respect to any two or more Funds are to be allocated in proportion to the NAVs of the respective Funds except where allocations of direct expenses can otherwise be fairly made. Each class of shares of a Fund will be charged with liabilities directly attributable to such class, and other Fund expenses are to be allocated in proportion to the NAVs of the respective classes.

The Select Cayman Fund will be subject to the same valuation policies as the Global Allocation Fund. The Global Allocation Fund’s investment in the Select Cayman Fund will be valued based on the value of the Select Cayman Fund’s portfolio investments.

TAXATION

Taxation of the Funds: In General

Each Fund intends to elect and qualify each year to be taxed as a regulated investment company under Subchapter M of the Code. In order to qualify as a “regulated investment company,” a Fund must, among other things:

(a)	derive at least 90% of its gross income for each taxable year from

(i)	dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities, or foreign currencies, and other income (including, but not limited to, gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies and

(ii)	net income derived from interests in “qualified publicly traded partnerships” (as defined below);

(b)	distribute with respect to each taxable year at least 90% of the sum of its taxable net investment income, its net tax-exempt income, and the excess, if any, of net short-term capital gains over net long-term capital losses for such year; and

(c)	diversify its holdings so that, at the close of each quarter of its taxable year,

(i)	at least 50% of the value of its total assets consists of cash, cash items, U.S. Government securities, securities of other regulated investment companies, and other securities limited generally with respect to any one issuer to not more than 5% of the total assets of the Fund and not more than 10% of the outstanding voting securities of such issuer, and

(ii)	not more than 25% of the value of its total assets is invested in (x) the securities of any one issuer or two or more issuers which the Fund controls and that are engaged in the same, similar or related trades or businesses (other than U.S. Government securities), or (y) in the securities of one or more qualified publicly traded partnerships (as defined below).

For purposes of the 90% gross income requirement described in (a) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized by the regulated investment company. However, 100% of the net income derived from an interest in a “qualified publicly traded partnership” will be treated as qualifying income. A “qualified publicly traded partnership” is defined as a partnership (x) interests in which are traded on an established securities market or readily tradable on a secondary market or the substantial equivalent thereof; and (y) that derives less than 90% of its income from the qualifying income described in (a)(i) above. In addition, although in general the passive loss rules of the Code do not apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership.

For purposes of the diversification requirements described in (c) above, in the case of a Fund’s investment in loan participations, each Fund shall treat both the financial intermediary and the issuer of the underlying loan participation as an issuer. Also for purposes of (c) above, the term “outstanding voting securities of such issuer” will include the equity securities of a qualified publicly traded partnership.

In general, if a Fund qualifies as a regulated investment company that is accorded special tax treatment, that Fund will not be subject to federal income tax on income paid in a timely manner to its shareholders in the form of dividends (including capital gain dividends). As a series of a Massachusetts business trust, a Fund under present law will not be subject to any excise or income taxes imposed by Massachusetts.

By contrast, if a Fund were to fail to qualify as a regulated investment company in any taxable year, that Fund would be subject to tax on its taxable income at corporate rates. In addition, all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as dividend income. Some portions of such distributions may be eligible for the dividends received deduction in the case of corporate shareholders or possibly to be treated as qualified dividend income to individual shareholders. Finally, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company.

Each Fund intends to distribute at least annually to its shareholders all or substantially all of its investment company taxable income (computed without regard to the dividends-paid deduction) and may distribute its net capital gain. Investment company taxable income that is retained by the Fund will be subject to tax at regular corporate rates. If a Fund retains any net capital gain, it will be subject to tax at regular corporate rates on the amount retained. However, a Fund may designate the retained capital gain amount as undistributed capital gains in a notice to its shareholders who (i) will be required to include in income for federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. For federal income tax purposes, the tax basis of shares owned by a shareholder of a Fund will be increased by an amount equal under current law to the difference between the amount of undistributed capital gains included in the shareholder’s gross income and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence.

In determining its net capital gain for capital gain dividend purposes, a regulated investment company generally must treat any net capital loss or any net long-term capital loss incurred after October 31 as if it had been incurred in the succeeding year. Treasury regulations permit a regulated investment company, in determining its investment company taxable income, to elect to treat all or part of any net capital loss, any net long-term capital loss, or any net foreign currency loss incurred after October 31 as if it had been incurred in the next year.

A nondeductible excise tax at the rate of 4% will be imposed on the excess, if any, of each Fund’s “required distribution” over its actual distributions in any calendar year. Generally, the “required distribution” is 98% of the Fund’s ordinary income for the calendar year plus 98% of its capital gain net income recognized during the one-year period ending on October 31 (or later, if the Fund is permitted to elect and so elects) plus undistributed amounts from prior years. Each Fund intends to make distributions sufficient to avoid imposition of the excise tax. Distributions declared by a Fund during October, November or December to shareholders of record on a date in any such month and paid by the Fund during the following January will be treated for federal tax purposes as paid by the Fund and received by shareholders on December 31 of the year in which declared.

Under current law, a Fund may treat the portion of redemption proceeds paid to redeeming shareholders that represents the redeeming shareholders’ portion of the undistributed investment company taxable income and net capital gain of the Fund as a distribution of investment company taxable income and net capital gain on the Fund’s tax return. This practice, which involves the use of equalization accounting, will have the effect of reducing the amount of income and gains that the Fund is required to distribute as dividends to shareholders in order for the Fund to avoid federal income tax and excise tax. This practice may also reduce the amount of the distributions required to be made to non-redeeming shareholders and the amount of any undistributed income will be reflected in the value of the shares of the Fund; the total return on a shareholder’s investment will not be reduced as a result of the distribution policy.

Fund Distributions

Except in the case of certain shareholders eligible for preferential tax treatment, e.g., qualified retirement or pension trusts, shareholders of each Fund generally will be subject to federal income taxes on Fund distributions as described herein. Distributions are taxable whether shareholders receive them in cash or reinvest them in additional shares through a dividend reinvestment plan. A shareholder whose distributions are reinvested in shares will be treated as having received a dividend equal to the fair market value of the new shares issued to the shareholder.

Distributions are taxable to shareholders even if they are paid from income or gains earned by a Fund before a shareholder’s investment (and thus were included in the price the shareholder paid for his or her shares), even though such dividends and distributions may economically represent a return of a particular shareholder’s investment. Such distributions are likely to occur in respect of shares purchased at a time when a Fund’s NAV reflects gains that are either unrealized, or realized but not distributed. Such realized gains may be required to be distributed even when the Fund’s NAV also reflects unrealized losses.

Distributions by each Fund of investment income generally will be taxable to shareholders as ordinary income. Taxes on distributions of capital gains are determined by how long the Fund owned the investments that generated them, rather than by how long a shareholder has owned his or her shares. Distributions of gains from the sale of investments that the Fund owned for one year or less will be taxable as ordinary income. Properly designated distributions of long-term capital gains, if any, will be taxable to shareholders as long-term capital gains. Long-term capital gain rates applicable to individuals have temporarily been reduced—in general, to 15% with lower rates applying to taxpayers in the 10% and 15% brackets—for taxable years beginning before January 1, 2011.

For taxable years beginning before January 1, 2011, distributions of investment income designated by the Fund as derived from “qualified dividend income” will be taxed in the hands of individuals at the rates applicable to long-term capital gains, provided that both the shareholder and the Fund meet certain holding period and other requirements. Specifically, in order for some portion of the dividends received by a Fund shareholder to be “qualified dividend income,” the Fund must meet certain holding period and other requirements with respect to some portion of the dividend-paying stocks in its portfolio and the shareholder must meet certain holding period and other requirements with respect to the Fund’s shares. A dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation that is readily tradable on an established securities market in the United States) or (b) treated as a passive foreign investment company.

In general, distributions of investment income designated by each Fund as derived from qualified dividend income will be treated as qualified dividend income by a shareholder taxed as an individual, provided the shareholder meets the holding period and other requirements described above with respect to the Fund’s shares. If the aggregate qualified dividends received by a Fund during any taxable year are 95% or more of its gross income (excluding net long-term capital gain over net short-term capital loss), then 100% of the Fund’s dividends (other than dividends properly designated as Capital Gain Dividends) will be eligible to be treated as qualified dividend income.

Dividends of net investment income received by corporate shareholders of each Fund will qualify for the 70% dividends received deduction generally available to corporations to the extent of the amount of qualifying dividends received by the Fund from domestic corporations for the taxable year. A dividend received by a Fund will not be treated as a qualifying dividend (1) if the stock on which the dividend is paid is considered to be “debt-financed” (generally, acquired with borrowed funds), (2) if it has been received with respect to any share of stock that the Fund has held for less than 46 days during the 91-day period beginning on the date which is 45 days before the date on which such share becomes ex-dividend with respect to such dividend (less than 91 days during the 181-day period beginning 90 days before such date in the case of certain preferred stock) or (3) to the extent that the Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property. Moreover, the dividends received deduction may be disallowed or reduced (1) if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of a Fund or (2) otherwise by application of the Code.

A portion of the interest paid or accrued on certain high yield discount obligations owned by a Fund may be treated as a dividend for purposes of the corporate dividends received deduction. In such cases, if the issuer of the high yield discount obligations is a domestic corporation, dividend payments by a Fund may be eligible for the dividends received deduction to the extent of the deemed dividend portion of such accrued interest.

If a Fund makes a distribution to a shareholder in excess of its current and accumulated “earning and profits” in any taxable year, the excess distribution will be treated as a return of capital to the extent of the shareholder’s tax basis in his or her shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces a shareholder’s tax basis in his or her shares, thus reducing any loss or increasing any gain on the shareholder’s subsequent taxable disposition of his or her shares.

Sales, Redemptions, and Exchanges

Sales, redemptions and exchanges of each Fund’s shares are taxable events and, accordingly, shareholders subject to federal income taxes may realize gains and losses on these transactions. If shares have been held for more than one year, gain or loss realized generally will be long-term capital gain or loss, provided the shareholder holds the shares as a capital asset. Otherwise, the gain or loss on a taxable disposition of Fund shares will be treated as short-term capital gain or loss. However, a loss on a sale of shares held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gain dividend paid to the shareholder with respect to such shares. Further, no loss will be allowed on a sale of Fund shares to the extent the shareholder acquires identical shares of the same Fund within 30 days before or after the disposition. In such case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

Under Treasury regulations, if a shareholder recognizes a loss with respect to Fund shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

Certain Investments in Debt Obligations

Some debt obligations with a fixed maturity date of more than one year from the date of issuance (and all zero-coupon debt obligations with a fixed maturity date of more than one year from the date of issuance) that are acquired by a Fund will be treated as being issued with original issue discount (“OID”). Generally, the amount of the OID is treated as interest income and is included in taxable income (and required to be distributed) over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. Payment-in-kind securities will also give rise to income which is required to be distributed even though a Fund holding the security receives no interest payment in cash on the security during the year.

Some debt obligations with a fixed maturity date of more than one year from the date of issuance that are acquired by a Fund in the secondary market may be treated as having market discount. Generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the “accrued market discount” on such debt security. Market discount generally accrues in equal daily installments. A Fund may make one or more of the elections applicable to debt obligations having market discount, which could affect the character and timing of recognition of income by the Fund.

Some debt obligations with a fixed maturity date of one year or less from the date of issuance that are acquired by a Fund may be treated as having acquisition discount, or OID in the case of certain types of debt obligations. Generally, the Fund will be required to include the acquisition discount, or OID, in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. A Fund may make one or more of the elections applicable to debt obligations having acquisition discount, or OID, which could affect the character and timing of recognition of income by the Fund.

As indicated above, a Fund that invests in certain debt instruments may be required to pay out as an income distribution each year an amount which is greater than the total amount of cash interest the Fund actually received. Such distributions may be made from the cash assets of the Fund or by liquidation of portfolio securities, if necessary. The Fund may realize gains or losses from such liquidations. In the event the Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution than they would in the absence of such transactions.

Investments in debt obligations that are at risk of or in default present special tax issues for a Fund. The Strategic Bond Fund in particular may invest to a significant extent in debt obligations that are in the lowest rating category or are unrated, including debt obligations of issuers not currently paying interest or that are in default. Tax rules are not entirely clear about issues such as when a Fund may cease to accrue interest, OID or market discount, when and to what extent deductions may be taken for bad debts or worthless securities and how payments received on obligations in default should be allocated between principal and interest. These and other related issues will be addressed by each Fund when, and if, it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a regulated investment company and does not become subject to U.S. federal income or excise tax.

Derivative Transactions

If a Fund engages in derivative transactions, including transactions in options, futures contracts, forward contracts, swap agreements, foreign currencies, and straddles, or other similar transactions, including for hedging purposes, it will be subject to special tax rules (including constructive sale, mark-to-market, straddle, wash sale, and short sale rules), the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund’s securities, convert long-term capital gains into short-term capital gains or convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders.

A Fund’s transactions in foreign currency-denominated debt instruments and certain of its derivative activities may produce a difference between its book income and its taxable income. If a Fund’s book income exceeds its taxable income, the distribution (if any) of such excess generally will be treated as (i) a dividend to the extent of the Fund’s remaining earnings and profits (including earnings and profits arising from tax-exempt income), (ii) thereafter, as a return of capital to the extent of the recipient’s basis in its shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset. If a Fund’s book income is less than taxable income, the Fund could be required to make distributions exceeding book income to qualify as a regulated investment company and to eliminate fund-level income tax.

Foreign Taxes and Investments

Investment income and gains received by a Fund from sources outside the United States might be subject to foreign taxes that are withheld at the source or other foreign taxes. The effective rate of these foreign taxes cannot be determined in advance because it depends on the specific countries in which a Fund’s assets will be invested, the amount of the assets invested in each such country and the possibility of treaty relief.

Each of the Diversified International Fund and Overseas Fund may be eligible to make an election under Section 853 of the Code so that any of their shareholders subject to federal income taxes will be able to claim a credit or deduction on their income tax returns for, and will be required to treat as part of the amounts distributed to them, their pro rata portion of qualified taxes paid by the Fund to foreign countries. If such an election is made, the ability of shareholders of the Fund to claim a foreign tax credit will be subject to limitations imposed by the Code, which in general limits the amount of foreign tax that may be used to reduce a shareholder’s U.S. tax liability to that amount of U.S. tax which would be imposed on the amount and type of income in respect of which the foreign tax was paid. In addition, the ability of shareholders to claim a foreign tax credit is subject to a holding period requirement. A shareholder who for U.S. income tax purposes claims a foreign tax credit in respect of Fund distributions may not claim a deduction for foreign taxes paid by the Fund, regardless of whether the shareholder itemizes deductions. Also, no deduction for foreign taxes may be claimed by shareholders who do not itemize deductions on their federal income tax returns. It should also be noted that a tax-exempt shareholder, like other shareholders, will be required to treat as part of the amounts distributed to it a pro rata portion of the income taxes paid by the Fund to foreign countries. However, that income will generally be exempt from U.S. taxation by virtue of such shareholder’s tax-exempt status and such a shareholder will not be entitled to either a tax credit or a deduction with respect to such income. The Diversified International Fund and Overseas Fund will notify their shareholders each year of the amount of dividends and distributions and the shareholder’s pro rata share of qualified taxes paid by the Fund to foreign countries.

A Fund may invest in one or more “passive foreign investment companies” (“PFICs”). A PFIC is generally any foreign corporation: (i) 75 percent or more of the income of which for a taxable year in the Fund’s holding period is passive income, or (ii) the average percentage of the assets of which (generally by value, but by adjusted tax basis in certain cases) that produce or are held for the production of passive income is at least 50 percent. Generally, passive income for this purpose means dividends, interest (including income equivalent to interest), royalties, rents, annuities, the excess of gain over losses from certain property transactions and commodities transactions, and foreign currency gains.

Investment by a Fund in PFICs could subject the Fund to a U.S. federal income tax or other charge on distributions received from PFICs on the proceeds from the sale of its investments in the PFICs. This tax cannot be eliminated by making distributions to Fund shareholders. However, a Fund may be able to elect to avoid the imposition of that tax. For example, a Fund may in certain cases elect to treat a PFIC as a “qualified electing fund” (a “QEF election”), in which case the Fund will be required to include in its income its share of the company’s income and net capital gains annually, regardless of whether it receives any distribution from the company. A Fund also may make an election to mark the gains (and to a limited extent losses) in a PFIC “to the market” as though it had sold and repurchased its holdings in the PFIC on the last day of the Fund’s taxable year. Such gains and losses are treated as ordinary income and loss. The QEF and mark-to-market elections may accelerate the recognition of income by the Fund (without the receipt of cash) and increase the amount required to be distributed by a Fund to avoid taxation. Making either of these elections therefore may require a Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect a Fund’s total return. Dividends paid by PFICs will not be eligible to be treated as “qualified dividend income.”

Finally, a Fund’s transactions in foreign currencies, foreign currency-denominated debt obligations and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.

Certain Investments in Real Estate Investment Trusts

If a Fund invests in equity securities of REITs, such investments may require the fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, a Fund may be required to sell securities in its portfolio that it otherwise would have continued to hold. A Fund’s investment in REIT equity securities may at other times result in the fund’s receipt of cash in excess of the REIT’s earnings. If a Fund distributes such amounts, such distribution could constitute a return of capital to the

Fund’s shareholders for federal income tax purposes. Dividends received by a Fund from a REIT generally will not constitute qualified dividend income.

The Funds may invest in REITs that hold residual interests in real estate mortgage conduits (“REMICs”), REITs that are themselves taxable mortgage pools (“TMPs”) or REITs that invest in TMPs. Under a notice issued by the IRS and Treasury regulations that have not yet been issued, but may apply retroactively, a portion of a Fund’s income from a REIT that is attributable to the REIT’s residual interest in a REMIC or TMP (referred to in the Code as an “excess inclusion”) will be subject to federal income tax in all events. This notice also provides, and the regulations are expected to provide, that excess inclusion income of a regulated investment company, such as the Funds, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC or TMP residual interest directly.

In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income (“UBTI”) to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on unrelated business income, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a non-U.S. shareholder, will not qualify for any reduction in U.S. federal withholding tax. In addition, if at any time during any taxable year a “disqualified organization” (as defined in the Code) is a record holder of a share in a Fund, then that Fund will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest federal income tax rate imposed on corporations. To the extent permitted under the 1940 Act, a Fund may elect to allocate any such tax specially to the applicable disqualified organization, and thus reduce such shareholder’s distributions for the year by the amount of the tax that relates to such shareholder’s interest in such Fund. The Funds have not yet determined whether such an election will be made.

Unrelated Business Taxable Income

Under current law, the Funds generally serve to “block” (that is, prevent the attribution to shareholders of) UBTI from being realized by tax-exempt shareholders. Notwithstanding this “blocking” effect, a tax-exempt shareholder of a Fund could realize UBTI by virtue of its investment in a Fund if shares in that Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b). In addition, any investment by a Fund in residual interests of a Collateralized Mortgage Obligation (a “CMO”) that has elected to be treated as a REMIC can create complex tax problems, especially if the Fund has state or local governments or other tax-exempt organizations as shareholders.

Special tax consequences also apply to charitable remainder trusts (“CRTs”) that invest in regulated investment companies that invest directly or indirectly in residual interests in REMICs or in TMPs. Under legislation enacted in December 2006, a CRT, as defined in section 664 of the Code, that realizes UBTI for a taxable year must pay an excise tax annually of an amount equal to such UBTI. Under IRS guidance issued in November 2006, a CRT will not recognize UBTI solely as a result of investing in a Fund that recognizes “excess inclusion income” (which is described earlier). Rather, as described above, if at any time during any taxable year a CRT (or one of certain other tax-exempt shareholders, such as the United States, a state or political subdivision, or an agency or instrumentality thereof, and certain energy cooperatives) is a record holder of a share in a Fund that recognizes “excess inclusion income,” then such Fund will be subject to a tax on that portion of its “excess inclusion income” for the taxable year that is allocable to such shareholders at the highest federal corporate income tax rate. The extent to which the IRS guidance in respect of CRTs remains applicable in light of the December 2006 CRT legislation is unclear. To the extent permitted under the 1940 Act, the Funds may elect to allocate any such tax specially to the applicable CRT, or other shareholder, and thus reduce such shareholder’s distributions for the year by the amount of the tax that relates to such shareholder’s interest in the Funds. CRTs are urged to consult their tax advisors concerning the consequences of investing in the Funds.

Backup Withholding

Each Fund generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable dividends and other distributions paid to and proceeds of share sales, exchanges, or redemptions made by any individual shareholder who fails to furnish the Fund with a correct taxpayer identification number (TIN), who has under-reported dividends or interest income, or who fails to certify to the Fund that he or she is not subject to such withholding. The backup withholding tax rate is 28% for amounts paid through 2010. The backup withholding tax rate will be 31% for amounts paid after December 31, 2010.

Non U.S. Shareholders

In general, dividends (other than capital gain dividends) paid by a Fund to a shareholder that is not a “United States person” within the meaning of the Code (such shareholder, a “foreign person”) are subject to withholding of U.S. federal income tax at a rate of thirty percent (30%) (or lower applicable treaty rate) even if they are funded by income or gains (such as portfolio interest, short-term capital gains, or foreign-source dividend and interest income) that, if paid to a foreign person directly, would not be subject to withholding.

However, for taxable years beginning before January 1, 2010, a Fund is not required to withhold any amounts (i) with respect to distributions (other than distributions to a foreign person (w) that has not provided a satisfactory statement that the beneficial owner is not a U.S. person, (x) to the extent that the dividend is attributable to certain interest on an obligation if the foreign person is the issuer or is a ten percent (10%) shareholder of the issuer, (y) that is within certain foreign countries that have inadequate information exchange with the United States, or (z) to the extent the dividend is attributable to interest paid by a person that is a “related person” of the foreign person and the foreign person is a controlled foreign corporation) from U.S.-source interest income that, in general, would not have been subject to U.S. federal income tax if earned directly by an individual foreign person, to the extent such distributions are properly designated by a Fund (an “interest-related dividend”), and (ii) with respect to distributions (other than (a) distributions to an individual foreign person who is present in the United States for a period or periods aggregating 183 days or more during the year of the distribution and (b) distributions subject to special rules regarding the disposition of U.S real property interests) of net short-term capital gains in excess of net long-term capital losses, in each case to the extent such distributions are properly designated by a Fund (a “short-term capital gain dividend”). Depending on the circumstances, a Fund may make designations of interest-related and/or short-term capital gain dividends with respect to all, some or none of its potentially eligible dividends and/or treat such dividends, in whole or in part, as ineligible for these exemptions from withholding. In the case of shares held through an intermediary, the intermediary may withhold even if the Fund makes a designation with respect to a payment. Foreign persons should contact their intermediaries regarding the application of these rules to their accounts.

Absent legislation extending these exemptions for taxable years beginning on or after January 1, 2010, the special withholding exemptions for interest-related and short-term capital gain dividends will expire and these dividends generally will be subject to withholding as described above. It is currently unclear whether Congress will extend the exemptions for tax years beginning on or after January 1, 2010.

If a beneficial holder who is a foreign person has a trade or business in the United States, and the dividends are effectively connected with the conduct by the beneficial holder of a trade or business in the United States, the dividend will be subject to U.S. federal net income taxation at regular income tax rates.

Under U.S. federal tax law, a beneficial holder of shares who is a foreign person is not, in general, subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of shares of a Fund or on capital gain dividends unless (i) such gain or capital gain dividend is effectively connected with the conduct of a trade or business carried on by such holder within the United States or (ii) in the case of an individual holder, the holder is present in the United States for a period or periods aggregating one hundred eighty-three (183) days or more during the year of the sale or capital gain dividend and certain other conditions are met.

General Considerations

Special tax rules apply to investments though defined contribution plans and other tax-qualified plans. Shareholders should consult their tax adviser to determine the suitability of shares of a Fund as an investment through such plans and the precise effect of and investment on their particular tax situation.

The foregoing discussion of the U.S. federal income tax consequences of investment in the Funds is a general and abbreviated summary based on the applicable provisions of the Code, U.S. Treasury regulations, and other applicable authority currently in effect. For the complete provisions, reference should be made to the pertinent Code sections and regulations. The Code and regulations are subject to change by legislative or administrative action, possibly with retroactive effect. This discussion of the federal income tax treatment of the Funds and their shareholders does not describe in any respect the tax treatment of any particular arrangement, e.g., tax-exempt trusts or insurance products, pursuant to which or by which investments in the Funds may be made. Shareholders should consult their tax advisers as to their own tax situation, including possible foreign, state and local taxes.

EXPERTS

Ropes & Gray LLP, One International Place, Boston, Massachusetts 02110 serves as counsel to the Trust.

The audited financial statements of the Funds are set forth in the Trust’s Annual Report as of December 31, 2009, and are incorporated herein by reference in reliance upon the report of Deloitte & Touche LLP, independent registered public accounting firm, given on the authority of that firm as experts in accounting and auditing. A copy of the Trust’s Annual Report as of December 31, 2009 is available, without charge, upon request by calling 1-888-309-3539.

GLOSSARY

Duration:    indicates how interest rate changes will affect a debt instrument’s price. As a measure of a fixed income security’s cash flow, duration is an alternative to the concept of “term to maturity” in assessing the price volatility associated with changes in interest rates. Generally, the longer the duration, the more volatility an investor should expect. For example, the market price of a bond with a duration of two years would be expected to decline 2% if interest rates rose 1%. Conversely, the market price of the same bond would be expected to increase 2% if interest rates fell 1%. The market price of a bond with a duration of four years would be expected to increase or decline twice as much as the market price of a bond with a two-year duration. Duration measures a security’s maturity in terms of the average time required to receive the present value of all interest and principal payments as opposed to its term to maturity. The maturity of a security measures only the time until final payment is due; it does not take account of the pattern of a security’s cash flow over time, which would include how cash flow is affected by prepayments and by changes in interest rates. Incorporating a security’s yield, coupon interest payments, final maturity and option features into one measure, duration is computed by determining the weighted average maturity of a bond’s cash flows, where the present values of the cash flows serve as weights. Determining duration may involve a Fund’s investment adviser’s or subadviser’s estimates of future economic parameters, which may vary from actual future values.

NRSRO:    means a nationally recognized statistical rating organization. For a description of the ratings of three NRSROs, S&P, Moody’s and Fitch, see the Appendix to the SAI. For example, the four investment grade ratings in descending order for debt securities as rated by Moody’s are Aaa, Aa, A and Baa- including Baa3. The four investment grade ratings for debt securities as rated by S&P are AAA, AA, A and BBB- including BBB-. For commercial paper, Moody’s two highest ratings are P-1 and P-2 and S&P’s two highest ratings are A-1 and A-2.

U.S. Government Securities:    include obligations issued, sponsored, assumed and guaranteed as to principal and interest by the Government of the United States, its agencies and instrumentalities, and securities backed by such obligations, including FHA/VA guaranteed mortgages.

The name MassMutual Select Funds is the designation of the Trustees under a Declaration of Trust dated May 28, 1993, as amended from time to time. The obligations of such Trust are not personally binding upon, nor shall resort be had to the property of any of the Trustees, shareholders, officers, employees or agents of such Trust, but only the property of the relevant Fund shall be bound.

APPENDIX A—DESCRIPTION OF SECURITIES RATINGS

Although the ratings of fixed income securities by S&P, Moody’s and Fitch are a generally accepted measurement of credit risk, they are subject to certain limitations. For example, ratings are based primarily upon historical events and do not necessarily reflect the future. Furthermore, there is a period of time between the issuance of a rating and the update of the rating, during which time a published rating may be inaccurate.

The descriptions of the S&P, Moody’s and Fitch’s commercial paper and bond ratings are set forth below.

Commercial Paper Ratings:

S&P commercial paper ratings are graded into four categories, ranging from A for the highest quality obligations to D for the lowest. Issues assigned the highest rating of A are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designations 1, 2, and 3 to indicate the relative degree of safety. The A-1 and A-2 categories are described as follows:

A-1	This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics will be noted with a plus (+) sign designation.

A-2	Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

Moody’s employs three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers. The two highest designations are as follows:

Issuers (or supporting institutions) rated Prime-1 (or P-1) have a superior ability for repayment of senior short-term debt obligations. Prime-1 (or P-1) repayment ability will normally be evidenced by many of the following characteristics:

•	Leading market positions in well-established industries.

•	High rates of return on funds employed.

•	Conservative capitalization structure with moderate reliance on debt and ample asset protection.

•	Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

•	Well-established access to a range of financial markets and assured sources of alternate liquidity.

Issuers (or supporting institutions) rated Prime-2 (or P-2) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Fitch’s Short-Term Credit Ratings are graded into six categories, ranging from ‘F-1’ for the highest quality obligations to ‘D’ for the lowest. The F-1 and F-2 categories are described as follows:

“F-1”: Indicates the strongest capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

“F-2”: A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

Bond Ratings:

S&P describes its four highest ratings for corporate debt as follows:

AAA Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in a small degree.

A Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas such debt normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Moody’s describes its four highest corporate bond ratings as follows:

Aaa Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt-edged.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they compose what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A Bonds which are rated A possess many favorable investment attributes and may be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment in the future.

Baa Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Moody’s applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through Caa in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Fitch describes its four highest long-term credit ratings as follows:

AAA—“AAA” ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA—“AA” ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A—“A” ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB—“BBB” ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

A “+” or “–” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the “AAA” category or to categories below “CCC.”

S&P describes its below investment grade ratings for corporate debt as follows:

BB, B, CCC, CC, C—Debt rated “BB,” “B,” “CCC,” “CC” and “C” is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation, “BB” indicates the lowest degree of speculation and “C” the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

BB—Debt rated “BB” has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The “BB” rating category is also used for debt subordinated to senior debt that is assigned an actual or implied “BBB–” rating.

B—Debt rated “B” has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The “B” rating category is also used for debt subordinated to senior debt that is assigned an actual or implied “BB” or “BB–” rating.

CCC—Debt rated “CCC” has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The “CCC” rating category is also used for debt subordinated to senior debt that is assigned an actual or implied “B” or “B–” rating.

CC—The rating “CC” is typically applied to debt subordinated to senior debt that is assigned an actual or implied “CCC” rating.

C—The rating “C” is typically applied to debt subordinated to senior debt which is assigned an actual or implied “CCC–” debt rating. The “C” rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

D—Debt rated “D” is in payment default. The “D” rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Moody’s describes its below investment grade corporate bond ratings as follows:

Ba—Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during other good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B—Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa—Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca—Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C—Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Fitch describes its below investment grade long-term credit ratings as follows:

BB—“BB” ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B—“B” ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C—Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A “CC” rating indicates that default of some kind appears probable. “C” ratings signal imminent default.

DDD, DD, D—The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. “DDD” obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. “DD” indicates potential recoveries in the range of 50%-90% and “D” the lowest recovery potential, i.e., below 50%.

Entities rated in this category have defaulted on some or all of their obligations. Entities rated “DDD” have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated “DD” and “D” are generally undergoing a formal reorganization or liquidation process; those rated “DD” are likely to satisfy a higher portion of their outstanding obligations, while entities rated “D” have a poor prospect of repaying all obligations.

APPENDIX B—PROXY VOTING POLICIES

The following represents the proxy voting policies (the “Policies”) of the MassMutual Select Funds (the “Fund”) with respect to the voting of proxies on behalf of each series of the Fund (the “Series”). It is the general policy of the Fund, and Massachusetts Mutual Life Insurance Company (“MassMutual”) as investment manager to the Series, to delegate (with the exception of any “Funds of Funds” or “Feeder Funds”) voting responsibilities and duties with respect to all proxies to the subadvisers (the “Subadvisers”) of the Series.

I.    GENERAL PRINCIPLES

In voting proxies, the Subadvisers shall be guided by general fiduciary principles and their respective written proxy voting policies. The Subadvisers shall act prudently and solely in the best interest of the beneficial owners of the accounts they respectively manage, and for the exclusive purpose of providing benefit to such persons.

II.    SUBADVISERS

1.  The Subadvisers shall each have the duty to provide a copy of their written proxy voting policies to MassMutual and the Fund annually. The Subadvisers’ written proxy voting policies shall maintain procedures that address potential conflicts of interest.

2.  The Subadvisers shall each maintain a record of all proxy votes exercised on behalf of each series of the Funds for which they act as subadviser and shall furnish such records to MassMutual and the Fund annually.

3.  The Subadvisers shall report proxy votes that deviated from their normal proxy voting policies and any exceptions to their proxy voting policies to MassMutual quarterly.

4.  The Subadvisers shall provide the Fund and MassMutual with all such information and documents relating to the Subadviser’s proxy voting in a timely manner, as shall be necessary for the Fund and MassMutual to comply with applicable laws and regulations.

III.    THE FUND AND MASSMUTUAL

1.  The Chief Compliance Officer of the Fund shall annually update the Trustees after a review of the Subadvisers’ proxy voting policies and actual voting records.

2.  The Trustees of the Fund shall not vote proxies on behalf of the Fund or the Series.

3.  MassMutual shall not vote proxies on behalf of the Fund or the Series, except that MassMutual shall vote proxies on behalf of any Funds of Funds for which it serves as investment adviser.

4.  Whenever a Feeder Fund, as an interest holder of a Master Fund, is requested to vote on any matter submitted to interest holders of the Master Fund, a Feeder Fund will either hold a meeting of its shareholders to consider such matters and cast its votes in proportion to the votes received from its shareholders (shares for which a Feeder Fund receives no voting instructions will be voted in the same proportion as the votes received from the other Feeder Fund shareholders) or cast its votes, as an interest holder of the Master Fund, in proportion to the votes received by the Master Fund from all other interest holders of the Master Fund.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available, without charge, upon request, on the MassMutual website at http://www.massmutual.com/retire and on the Securities and Exchange Commission’s website at http://www.sec.gov.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

Investment Adviser Policies and Procedures Manual

Proxy Voting Policies and Procedures

as Investment Adviser to the Fund of Fund Series of the MassMutual Select Funds, MassMutual Premier Funds, MML Series Investment Fund and MML Series Investment Fund II

(August 15, 2008)

General Overview

Policy:

It is the policy of MassMutual to fulfill its responsibilities under Rule 206(4)-6 (the “Rule”) under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), with respect to its role as investment adviser to each series of the MassMutual Select Funds, MassMutual Premier Funds, MML Series Investment Fund and MML Series Investment Fund II (each, a “Trust”) operating as a “fund of funds” (each a “Fund” and, collectively, the “Funds”). MassMutual will vote proxies for the Funds in a manner intended to be in the best interest of the Funds and to minimize any material conflicts between the interests of MassMutual and the Funds.

Background:

MassMutual currently serves as investment adviser to each of the Funds. With the exception of one Fund, each Fund currently invests in other series of the Trusts and may also invest in mutual funds advised by OppenheimerFunds Inc., a MassMutual affiliate. One Fund invests exclusively in mutual funds advised by an unaffiliated investment adviser.

MassMutual will vote proxies of the underlying funds held by the Funds in accordance with the following procedure.

Procedure:

1. When a Fund holds shares of an underlying fund advised by MassMutual, MassMutual will vote in favor of proposals recommended by the underlying fund’s Board of Trustees and by a majority of the Trustees of the underlying fund who are not interested persons of the underlying fund or of MassMutual. However, MassMutual may alternatively, in its discretion, (i) seek instruction from the Fund’s Board of Trustees (or any member or committee thereof (provided that such member, or each member of such committee, as the case may be, is not an interested person of the underlying fund or of MassMutual) delegated authority to provide such instructions to MassMutual) and vote in accordance with such instructions, or (ii) vote in accordance with the recommendation of an independent consultant retained by MassMutual to provide a recommendation, on the basis solely of the best interest of the Fund and its shareholders, as to the matter; provided, however, that prior to taking the action described in clause (ii) above, MassMutual shall first seek and obtain the prior approval of its Registered Investment Advisor Oversight Committee, or, if it is not possible to obtain a quorum of such committee, of two members of the Registered Investment Advisor Oversight Committee.

2. When a Fund holds shares of an underlying fund advised by a control affiliate of MassMutual, MassMutual will generally vote the shares held by the Fund in the same proportions (for, against, abstain) as the votes of all other shareholders (other than MassMutual or a control affiliate of MassMutual) of such underlying fund. However, MassMutual may alternatively, in its discretion, (i) seek instruction from the Fund’s Board of Trustees (or any member or committee thereof (provided that such member, or each member of such committee, as the case may be, is not an interested person of the underlying fund or of MassMutual) delegated authority to provide such instructions to MassMutual) and vote in accordance with such instructions, or (ii) vote in accordance with the recommendation of an independent consultant retained by MassMutual to provide a recommendation, on the basis solely of the best interest of the Fund and its shareholders, as to the matter; provided, however, that prior to taking the action described in clause (ii) above, MassMutual shall first seek and obtain the prior approval of its Registered Investment Advisor Oversight Committee, or, if it is not possible to obtain a quorum of such committee, of two members of the Registered Investment Advisor Oversight Committee.

3. When a Fund holds shares of an underlying fund not advised by MassMutual or a control affiliate of MassMutual, MassMutual will generally vote the shares held by the Fund in the same proportions (for, against, abstain) as the votes of all other shareholders of such underlying fund. However, MassMutual may alternatively, in its discretion, (i) seek instruction from the Fund’s Board of Trustees (or any member or committee thereof delegated authority to provide such instructions to MassMutual) and vote in accordance with such instructions, or (ii) vote in accordance with the recommendation of an independent consultant retained by MassMutual to provide a recommendation, on the basis solely of the best interest of the Fund and its shareholders, as to the matter; provided, however, that prior to taking the action described in clause (ii) above, MassMutual shall first seek and obtain the prior approval of its Registered Investment Advisor Oversight Committee, or, if it is not possible to obtain a quorum of such committee, of two members of the Registered Investment Advisor Oversight Committee.

Operating Procedures

MassMutual shall exercise its proxy voting responsibility with respect to the Fund through MassMutual Retirement Services Investment Management (“RS Investment Management”).

All proxy statements and proxy cards received by a MassMutual employee relating to a Fund are to be immediately forwarded to RS Investment Management for logging and posting of votes.

RS Investment Management, acting through the head of Investment Services or the head of Investment Management is responsible for (i) logging, reviewing and casting the vote for all proxies solicited and received with respect to each Fund, (ii) voting such proxies in a manner consistent with these policies and procedures, (iii) documenting the method followed in determining how to cast the vote, and (iv) maintaining the records required by Rule 204-2 under the Advisers Act.

Record Retention

RS Investment Management will retain for such time periods as set forth in Rule 204-2:

•	Copies of all policies and procedures required by the Rule;

•	A copy of each proxy statement that MassMutual receives regarding a Fund’s investments;

•	A record of each vote cast by MassMutual on behalf of a Fund; and

•	A copy of any document created by MassMutual that was material to making a decision how to vote proxies on behalf of a Fund or that memorializes the basis for that decision.

ALLIANCEBERNSTEIN L.P.

Firm Policy

Statement of Policies and Procedures for

Proxy Voting

1.	Introduction

As a registered investment adviser, AllianceBernstein L.P. (“AllianceBernstein”, “we” or “us”) has a fiduciary duty to act solely in the best interests of our clients. We recognize that this duty requires us to vote client securities in a timely manner and make voting decisions that are in the best interests of our clients. Consistent with these obligations, we will disclose our clients’ voting records only to them and as required by mutual fund vote disclosure regulations. In addition, the proxy committees may, after careful consideration, choose to respond to surveys regarding past votes.

This statement is intended to comply with Rule 206(4)-6 of the Investment Advisers Act of 1940. It sets forth our policies and procedures for voting proxies for our discretionary investment advisory clients, including investment companies registered under the Investment Company Act of 1940. This statement applies to AllianceBernstein’s investment groups investing on behalf of clients in both U.S. and non-U.S. securities.

2.	Proxy Policies

This statement is designed to be responsive to the wide range of proxy voting subjects that can have a significant effect on the investment value of the securities held in our clients’ accounts. These policies are not exhaustive due to the variety of proxy voting issues that we may be required to consider. AllianceBernstein reserves the right to depart from these guidelines in order to make voting decisions that are in our clients’ best interests. In reviewing proxy issues, we will apply the following general policies:

2.1.	Corporate Governance

AllianceBernstein’s proxy voting policies recognize the importance of good corporate governance in ensuring that management and the board of directors fulfill their obligations to shareholders. We favor proposals promoting transparency and accountability within a company. We support the appointment of a majority of independent directors on key committees and generally support separating the positions of chairman and chief executive officer, except in cases where a company has sufficient counter-balancing governance in place. Because we believe that good corporate governance requires shareholders to have a meaningful voice in the affairs of the company, we generally will support shareholder proposals that request that companies amend their by-laws to provide that director nominees be elected by an affirmative vote of a majority of the votes cast. Furthermore, we have written to the SEC in support of shareholder access to corporate proxy statements under specified conditions with the goal of serving the best interests of all shareholders.

2.2.	Elections of Directors

Unless there is a proxy fight for seats on the Board or we determine that there are other compelling reasons for withholding votes for directors, we will vote in favor of the management proposed slate of directors. That said, we believe that directors have a duty to respond to shareholder actions that have received significant shareholder support. Therefore, we may withhold votes for directors (or vote against directors in non-U.S. markets) who fail to act on key issues such as failure to implement proposals to declassify boards, failure to implement a majority vote requirement, failure to submit a rights plan to a shareholder vote or failure to act on tender offers where a majority of shareholders have tendered their shares. (We may vote against directors under these circumstances if the company has adopted a majority voting policy because, if a company has adopted such a policy, withholding votes from directors is not possible.) In addition, we will withhold votes for directors who fail to attend at least seventy-five percent of board meetings within a given year without a reasonable excuse, and we may abstain or vote against directors of non-U.S. issuers where there is insufficient information about the nominees disclosed in the proxy statement. Also, we will generally not withhold votes for directors who meet the definition of independence promulgated by the exchange on which the company’s shares are traded. Finally, because we believe that cumulative voting provides a disproportionate voice to minority shareholders in the affairs of a company, we will generally vote against such proposals and vote for management proposals seeking to eliminate cumulative voting.

2.3.	Appointment of Auditors

AllianceBernstein believes that the company is in the best position to choose its auditors, so we will generally support management’s recommendation. However, we recognize that there are inherent conflicts when a company’s independent auditor performs substantial non-audit services for the company. The Sarbanes-Oxley Act of 2002 prohibits certain categories of services by auditors to U.S. issuers, making this issue less prevalent in the U.S. Nevertheless, in reviewing a proposed auditor, we will consider the fees paid for non-audit services relative to total fees as well as if there are other reasons for us to question the independence or performance of the auditors.

2.4.	Changes in Legal and Capital Structure

Changes in a company’s charter, articles of incorporation or by-laws are often technical and administrative in nature. Absent a compelling reason to the contrary, AllianceBernstein will cast its votes in accordance with management’s recommendations on such proposals. However, we will review and analyze on a case-by-case basis any non-routine proposals that are likely to affect the structure and operation of the company or have a material economic effect on the company. For example, we will generally support proposals to increase authorized common stock when it is necessary to implement a stock split, aid in a restructuring or acquisition, or provide a sufficient number of shares for an employee savings plan, stock option plan or executive compensation plan. However, a satisfactory explanation of a company’s intentions must be disclosed in the proxy statement for proposals requesting an increase of greater than 100% of the shares outstanding. We will oppose increases in authorized common stock where there is evidence that the shares will be used to implement a poison pill or another form of anti-takeover device. We will support shareholder proposals that seek to eliminate dual class voting structures.

2.5.	Corporate Restructurings, Mergers and Acquisitions

AllianceBernstein believes proxy votes dealing with corporate reorganizations are an extension of the investment decision. Accordingly, we will analyze such proposals on a case-by-case basis, weighing heavily the views of our research analysts that cover the company and our investment professionals managing the portfolios in which the stock is held.

2.6.	Proposals Affecting Shareholder Rights

AllianceBernstein believes that certain fundamental rights of shareholders must be protected. We will generally vote in favor of proposals that give shareholders a greater voice in the affairs of the company and oppose any measure that seeks to limit those rights. However, when analyzing such proposals we will weigh the financial impact of the proposal against the impairment of shareholder rights.

2.7.	Anti-Takeover Measures

AllianceBernstein believes that measures that impede corporate transactions (such as takeovers) or entrench management not only infringe on the rights of shareholders but may also have a detrimental effect on the value of the company. Therefore, we will generally oppose proposals, regardless of whether they are advanced by management or shareholders, when their purpose or effect is to entrench management or excessively or inappropriately dilute shareholder ownership. Conversely, we support proposals that would restrict or otherwise eliminate anti-takeover or anti-shareholder measures that have already been adopted by corporate issuers. For example, we will support shareholder proposals that seek to require the company to submit a shareholder rights plan to a shareholder vote. We will evaluate, on a case-by-case basis, proposals to completely redeem or eliminate such plans. Furthermore, we will generally oppose proposals put forward by management (including the authorization of blank check preferred stock, classified boards and supermajority vote requirements) that appear to be anti-shareholder or intended as management entrenchment mechanisms.

2.8.	Executive Compensation

AllianceBernstein believes that company management and the compensation committee of the board of directors should, within reason, be given latitude to determine the types and mix of compensation and benefit awards offered to company employees. Whether proposed by a shareholder or management, we will review proposals relating to executive compensation plans on a case-by-case basis to ensure that the long-term interests of management and shareholders are properly aligned. In general, we will analyze the proposed plan to ensure that shareholder equity will not be excessively diluted taking into account shares available for grant under the proposed plan as well as other existing plans. We generally will oppose shareholder proposals to amend a company’s by-laws to give shareholders the right to vote on executive compensation. We believe this by-law amendment is likely to put the company at a competitive disadvantage which, in turn, is likely to adversely affect the value of the company and our clients’ interests. We generally will oppose plans that have below market value exercise prices on the date of issuance or permit re-pricing of underwater stock options without shareholder approval. Other factors such as the company’s performance and industry practice will generally be factored into our analysis. We believe the U.S. Securities and Exchange Commission (“SEC”) took appropriate steps to ensure more complete and transparent disclosure of executive compensation when it issued its modified executive compensation disclosure rules in 2006. Therefore, while we will consider them on a case-by-case basis, we generally vote against shareholder proposals seeking additional disclosure of executive and director compensation, including proposals that seek to specify the measurement of performance-based compensation, if the company is subject to SEC rules. Finally, we will support requiring a shareholder vote on management proposals to provide severance packages that exceed 2.99 times the sum of an executive officer’s base salary plus bonus that are triggered by a change in control. Finally, we will support shareholder proposals requiring a company to expense compensatory employee stock options (to the extent the jurisdiction in which the company operates does not already require it) because we view this form of compensation as a significant corporate expense that should be appropriately accounted for.

2.9.	Social and Corporate Responsibility

AllianceBernstein will review and analyze on a case-by-case basis proposals relating to social, political and environmental issues to determine whether they will have a financial impact on shareholder value. We will vote against proposals that are unduly burdensome or result in unnecessary and excessive costs to the company with no discernable benefits to shareholders. We may abstain from voting on social proposals that do not have a readily determinable financial impact on shareholder value.

3.	Proxy Voting Procedures

3.1.	Proxy Voting Committees

Our growth and value investment groups have formed separate proxy voting committees to establish general proxy policies for AllianceBernstein and consider specific proxy voting matters as necessary.

These committees periodically review these policies and new types of corporate governance issues, and decide how we should vote on proposals not covered by these policies. When a proxy vote cannot be clearly decided by an application of our stated policy, the proxy committee will evaluate the proposal. In addition, the committees, in conjunction with the analyst that covers the company, may contact corporate management, interested shareholder groups and others as necessary to discuss proxy issues. Members of the committees include senior investment personnel and representatives of the Legal and Compliance Department. The committees may also evaluate proxies where we face a potential conflict of interest (as discussed below). Finally, the committees monitor adherence to these policies.

3.2.	Conflicts of Interest

AllianceBernstein recognizes that there may be a potential conflict of interest when we vote a proxy solicited by an issuer whose retirement plan we manage or administer, who distributes AllianceBernstein-sponsored mutual funds, or with whom we have, or one of our employees has, a business or personal relationship that may affect (or may be reasonably viewed as affecting) how we vote on the issuer’s proxy. Similarly, AllianceBernstein may have a potentially material conflict of interest when deciding how to vote on a proposal sponsored or supported by a shareholder group that is a client. We believe that centralized management of proxy voting, oversight by the proxy voting committees and adherence to these policies ensures that proxies are voted based solely on our clients’ best interests. Additionally, we have implemented procedures to ensure that our votes are not the product of a material conflict of interest, including: (i) on an annual basis, the proxy committees taking reasonable steps to evaluate (A) the nature of AllianceBernstein’s and our employees’ material business and personal relationships (and those of our affiliates) with any company whose equity securities are held in client accounts and (B) any client that has sponsored or has a material interest in a proposal upon which we will be eligible to vote; (ii) requiring anyone involved in the decision making process to disclose to the chairman of the appropriate proxy committee any potential conflict that he or she is aware of (including personal relationships) and any contact that he or she has had with any interested party regarding a proxy vote; (iii) prohibiting employees involved in the decision making process or vote administration from revealing how we intend to vote on a proposal in order to reduce any attempted influence from interested parties; and (iv) where a material conflict of interests exists, reviewing our proposed vote by applying a series of objective tests and, where necessary, considering the views of third party research services to ensure that our voting decision is consistent with our clients’ best interests.

Because under certain circumstances AllianceBernstein considers the recommendation of third party research services, the proxy committees take reasonable steps to verify that any third party research service is, in fact, independent taking into account all of the relevant facts and circumstances. This includes reviewing the third party research service’s conflict management procedures and ascertaining, among other things, whether the third party research service (i) has the capacity and competency to adequately analyze proxy issues, and (ii) can make recommendations in an impartial manner and in the best interests of our clients.

3.3.	Proxies of Certain Non-U.S. Issuers

Proxy voting in certain countries requires “share blocking.” Shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting with a designated depositary. During this blocking period, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares are returned to the clients’ custodian banks. Absent compelling reasons to the contrary, AllianceBernstein believes that the benefit to the client of exercising the vote is outweighed by the cost of voting (i.e. not being able to sell the shares during this period). Accordingly, if share blocking is required we generally choose not to vote those shares.

In addition, voting proxies of issuers in non-US markets may give rise to a number of administrative issues that may prevent AllianceBernstein from voting such proxies. For example, AllianceBernstein may receive meeting notices without enough time to fully consider the proxy or after the cut-off date for voting. Other markets require AllianceBernstein to provide local agents with power of attorney prior to implementing AllianceBernstein’s voting instructions. Although it is AllianceBernstein’s policy to seek to vote all proxies for securities held in client accounts for which we have proxy voting authority, in the case of non-US issuers, we vote proxies on a best efforts basis.

3.4.	Loaned Securities

Many clients of AllianceBernstein have entered into securities lending arrangements with agent lenders to generate additional revenue. AllianceBernstein will not be able to vote securities that are on loan under these types of arrangements. However, under rare circumstances, for voting issues that may have a significant impact on the investment, we may request that clients recall securities that are on loan if we determine that the benefit of voting outweighs the costs and lost revenue to the client or fund and the administrative burden of retrieving the securities.

3.5.	Proxy Voting Records

Clients may obtain information about how we voted proxies on their behalf by contacting their AllianceBernstein administrative representative. Alternatively, clients may make a written request for proxy voting information to: Mark R. Manley, Senior Vice President & Chief Compliance Officer, AllianceBernstein L.P., 1345 Avenue of the Americas, New York, NY 10105.

Barrow, Hanley, Mewhinney & Strauss, Inc.

Proxy Voting

Barrow Hanley has the responsibility for voting proxies for portfolio securities consistent with the best economic interests of the beneficial owners. Barrow Hanley maintains written policies and procedures as to the handling, research, voting and reporting of proxy voting and makes appropriate disclosures about its proxy policies and procedures to clients. Barrow Hanley will provide information to clients about how their proxies were voted and will retain records related to proxy voting.

Barrow Hanley retains RiskMetrics Group (RiskMetrics) for corporate governance research and uses RiskMetrics’ policy recommendations unless a decision is made to override a specific issue. The director of equity operations, who serves as the proxy coordinator, will review each proxy for each company to ensure that all votes are in the best interest of the beneficial owners.

Proxy Oversight Committee

•

Barrow Hanley’s Proxy Oversight Committee reviews and reevaluates RiskMetrics’ policies. policy modifications and updates implemented by RiskMetrics will be reviewed by the Proxy Oversight Committee on an on-going basis to assure that all proxy voting decisions are in the best interests of the beneficial owner.

•	The Proxy Oversight Committee includes the president, two portfolio managers and the proxy coordinator.

Conflicts of Interest

•

All proxies will be voted uniformly in accordance with RiskMetrics’ recommendations unless Barrow Hanley overrides a specific issue. This includes proxies of companies who are also clients, thereby eliminating potential conflicts of interest.

Barrow Hanley has adopted written procedures to implement its policy and reviews to monitor and ensure its policy is observed, implemented properly and amended or updated, as appropriate, including:

•	Barrow Hanley sends a daily electronic transfer of all stock positions to RiskMetrics.

•	RiskMetrics identifies all accounts eligible to vote for each security and posts the proposals and research on its secure, proprietary online system.

•	Any net or controversial issues are presented to the Proxy Oversight Committee for evaluation.

•	Domestic Equity Accounts

The proxy coordinator reviews each proposal and evaluates RiskMetrics’ recommendations. If further research is required, the proxy coordinator will direct the RiskMetrics’ research to the analyst following the security. Generally, proposals are voted in accordance with RiskMetrics’ recommendations unless Barrow Hanley overrides a specific issue. The proxy coordinator sends all voting decisions to RiskMetrics through their secure, proprietary, online system.

•	RiskMetrics verifies that every vote is received, voted and recorded.

•	Barrow Hanley sends a proxy report to each client, at least annually (or as requested by client), listing number of shares voted and disclosing how each proxy was voted.

•	All voting records are retained on the network, which is backed up daily. RiskMetrics retains records for seven years.

•

Barrow Hanley will identify any conflicts that exist between the interests of itself and the client by reviewing the relationship with the issuer of each security to determine if Barrow Hanley or any of its employees have any financial, business or personal relationship with the issuer.

•

If a material conflict of interest exists, the proxy coordinator will determine whether it is appropriate to disclose the conflict to the affected clients, to give the clients an opportunity to vote the proxies themselves, or to address the voting issue through other objective means such as voting in a manner consistent with a predetermined voting policy or receiving an independent third party voting recommendation.

•	Barrow Hanley will maintain a record of the voting resolution of any conflict of interest.

•	The proxy coordinator shall retain the following proxy records in accordance with the SEC’s five-year retention requirement:

•	These policies and procedures and any amendments;

•	A record of each vote east; and

•	Any document Barrow Hanley created that was material to making a decision on how to vote proxies, or that memorializes that decision.

The director of equity operations/proxy coordinator is responsible for implementing and monitoring Barrow Hanley’s proxy voting policy, procedures, disclosures and recordkeeping, including outlining the voting guidelines in the firm’s procedures.

June 10, 2009

BLACKROCK ADVISORS, LLC

Proxy Voting Policies and Procedures

For BlackRock Advisors, LLC

And Its Affiliated SEC Registered Investment Advisers

Effective

May 1, 2009

Proxy Voting Policies And Procedures

These Proxy Voting Policies and Procedures (the “Policy”) for BlackRock Advisors, LLC and its affiliated U.S. registered investment advisers1 (“BlackRock”) reflect our duty as a fiduciary under the Investment Advisers Act of 1940 (the “Advisers Act”) to vote proxies in the best interests of our clients. BlackRock serves as the investment manager for investment companies, other commingled investment vehicles and/or separate accounts of institutional and other clients. The right to vote proxies for securities held in such accounts belongs to BlackRock’s clients. Certain clients of BlackRock have retained the right to vote such proxies in general or in specific circumstances.2 Other clients, however, have delegated to BlackRock the right to vote proxies for securities held in their accounts as part of BlackRock’s authority to manage, acquire and dispose of account assets.

When BlackRock votes proxies for a client that has delegated to BlackRock proxy voting authority, BlackRock acts as the client’s agent. Under the Advisers Act, an investment adviser is a fiduciary that owes each of its clients a duty of care and loyalty with respect to all services the adviser undertakes on the client’s behalf, including proxy voting. BlackRock is therefore subject to a fiduciary duty to vote proxies in a manner BlackRock believes is consistent with the client’s best interests,3 whether or not the client’s proxy voting is subject to the fiduciary standards of the Employee Retirement Income Security Act of 1974 (“ERISA”).4 When voting proxies for client accounts (including investment companies), BlackRock’s primary objective is to make voting decisions solely in the best interests of clients and ERISA clients’ plan beneficiaries and participants. In fulfilling its obligations to clients, BlackRock will seek to act in a manner that it believes is most likely to enhance the economic value of the underlying securities held in client accounts.5 It is imperative that BlackRock considers the interests of its clients, and not the interests of BlackRock, when voting proxies and that real (or perceived) material conflicts that may arise between BlackRock’s interest and those of BlackRock’s clients are properly addressed and resolved.

Advisers Act Rule 206(4)-6 was adopted by the SEC in 2003 and requires, among other things, that an investment adviser that exercises voting authority over clients’ proxy voting adopt policies and procedures reasonably designed to ensure that the adviser votes proxies in the best interests of clients, discloses to its clients information about those policies and procedures and also discloses to clients how they may obtain information on how the adviser has voted their proxies.

In light of such fiduciary duties, the requirements of Rule 206(4)-6, and given the complexity of the issues that may be raised in connection with proxy votes, BlackRock has adopted these policies and procedures.

[1]	The Policy does not apply to BlackRock Asset Management U.K. Limited and BlackRock Investment Managers International Limited, which are U.S. registered investment advisers based in the United Kingdom.
[2]

In certain situations, a client may direct BlackRock to vote in accordance with the client’s proxy voting policies. In these situations, BlackRock will seek to comply with such policies to the extent it would not be inconsistent with other BlackRock legal responsibilities.

[3]

Letter from Harvey L. Pitt, Chairman, SEC, to John P.M. Higgins, President, Ram Trust Services (February 12, 2002) (Section 206 of the Investment Advisers Act imposes a fiduciary responsibility to vote proxies fairly and in the best interests of clients); SEC Release No. IA-2106 (February 3, 2003).

[4]	DOL Interpretative Bulletin of Sections 402, 403 and 404 of ERISA at 29 C.F.R. 2509.94-2.
[5]

Other considerations, such as social, labor, environmental or other policies, may be of interest to particular clients. While BlackRock is cognizant of the importance of such considerations, when voting proxies it will generally take such matters into account only to the extent that they have a direct bearing on the economic value of the underlying securities. To the extent that a BlackRock client desires to pursue a particular social, labor, environmental or other agenda through the proxy votes made for its securities held through BlackRock as investment adviser, BlackRock encourages the client to consider retaining direct proxy voting authority or to appoint independently a special proxy voting fiduciary other than BlackRock.

BlackRock’s Equity Investment Policy Oversight Committee, or a sub-committee thereof (the “Committee”), addresses proxy voting issues on behalf of BlackRock and its clients.6 The Committee is comprised of senior members of BlackRock’s Portfolio Management Group and advised by BlackRock’s Legal and Compliance Department.

I.    SCOPE OF COMMITTEE RESPONSIBILITIES

The Committee shall have the responsibility for determining how to address proxy votes made on behalf of all BlackRock clients, except for clients who have retained the right to vote their own proxies, either generally or on any specific matter. In so doing, the Committee shall seek to ensure that proxy votes are made in the best interests of clients, and that proxy votes are determined in a manner free from unwarranted or inappropriate influences. The Committee shall also oversee the overall administration of proxy voting for BlackRock accounts.7

The Committee shall establish BlackRock’s proxy voting guidelines, with such advice, participation and research as the Committee deems appropriate from portfolio managers, proxy voting services or other knowledgeable interested parties. As it is anticipated that there will not necessarily be a “right” way to vote proxies on any given issue applicable to all facts and circumstances, the Committee shall also be responsible for determining how the proxy voting guidelines will be applied to specific proxy votes, in light of each issuer’s unique structure, management, strategic options and, in certain circumstances, probable economic and other anticipated consequences of alternative actions. In so doing, the Committee may determine to vote a particular proxy in a manner contrary to its generally stated guidelines.

The Committee may determine that the subject matter of certain proxy issues are not suitable for general voting guidelines and requires a case-by-case determination, in which case the Committee may elect not to adopt a specific voting guideline applicable to such issues. BlackRock believes that certain proxy voting issues – such as approval of mergers and other significant corporate transactions – require investment analysis akin to investment decisions, and are therefore not suitable for general guidelines. The Committee may elect to adopt a common BlackRock position on certain proxy votes that are akin to investment decisions, or determine to permit portfolio managers to make individual decisions on how best to maximize economic value for the accounts for which they are responsible (similar to normal buy/sell investment decisions made by such portfolio managers).8

While it is expected that BlackRock, as a fiduciary, will generally seek to vote proxies over which BlackRock exercises voting authority in a uniform manner for all BlackRock clients, the Committee, in conjunction with the portfolio manager of an account, may determine that the specific circumstances of such account require that such account’s proxies be voted differently due to such account’s investment objective or other factors that differentiate it from other accounts. In addition, on proxy votes that are akin to investment decisions, BlackRock believes portfolio managers may from time to time legitimately reach differing but equally valid views, as fiduciaries for BlackRock’s clients, on how best to maximize economic value in respect of a particular investment.

[6]

Subject to the Proxy Voting Policies of Merrill Lynch Bank & Trust Company FSB, the Committee may also function jointly as the Proxy Voting Committee for Merrill Lynch Bank & Trust Company FSB trust accounts managed by personnel dually-employed by BlackRock.

[7]	The Committee may delegate day-to-day administrative responsibilities to other BlackRock personnel and/or outside service providers, as appropriate.
[8]

The Committee will normally defer to portfolio managers on proxy votes that are akin to investment decisions except for proxy votes that involve a material conflict of interest, in which case it will determine, in its discretion, the appropriate voting process so as to address such conflict.

The Committee will also be responsible for ensuring the maintenance of records of each proxy vote, as required by Advisers Act Rule 204-2.9 All records will be maintained in accordance with applicable law. Except as may be required by applicable legal requirements, or as otherwise set forth herein, the Committee’s determinations and records shall be treated as proprietary, nonpublic and confidential.

The Committee shall be assisted by other BlackRock personnel, as may be appropriate. In particular, the Committee has delegated to the BlackRock Operations Department responsibility for monitoring corporate actions and ensuring that proxy votes are submitted in a timely fashion. The Operations Department shall ensure that proxy voting issues are promptly brought to the Committee’s attention and that the Committee’s proxy voting decisions are appropriately disseminated and implemented.

To assist BlackRock in voting proxies, the Committee may retain the services of a firm providing such services. BlackRock has currently retained Risk Metrics Group, Inc. in that role. Risk Metrics Group, Inc. is an independent adviser that specializes in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided to BlackRock may include, but are not limited to, in-depth research, voting recommendations (which the Committee is not obligated to follow), vote execution, and recordkeeping.

II.    SPECIAL CIRCUMSTANCES

A.    Routine Consents

BlackRock may be asked from time to time to consent to an amendment to, or grant a waiver under, a loan agreement, partnership agreement, indenture or other governing document of a specific financial instrument held by BlackRock clients. BlackRock will generally treat such requests for consents not as “proxies” subject to these Proxy Voting Policies and Procedures but as investment matters to be dealt with by the responsible BlackRock investment professionals, provided that such consents (i) do not relate to the election of a board of directors or appointment of auditors of a public company, and (ii) either (A) would not otherwise materially affect the structure, management or control of a public company, or (B) relate to a company in which BlackRock clients hold only interests in bank loans or debt securities and are consistent with customary standards and practices for such instruments.

B.    Securities on Loan

Registered investment companies that are advised by BlackRock as well as certain of our advisory clients may participate in securities lending programs. Under most securities lending arrangements, securities on loan may not be voted by the lender (unless the loan is recalled). BlackRock believes that each client has the right to determine whether participating in a securities lending program enhances returns, to contract with the securities lending agent of its choice and to structure a securities lending program, through its lending agent, that balances any tension between loaning and voting securities in a matter that satisfies such client. If client has decided to participate in a securities lending program, BlackRock will therefore defer to the client’s determination and not attempt to seek recalls solely for the purpose of voting routine proxies as this could impact the returns received from securities lending and make the client a less desirable lender in a marketplace. Where a client retains a lending agent that is unaffiliated with BlackRock, BlackRock will generally not seek to vote proxies relating to securities on loan because BlackRock does not have a contractual right to recall such loaned securities for the purpose of voting proxies. Where BlackRock or an affiliate acts as the lending agent, BlackRock will also generally not seek to recall loaned securities for proxy voting purposes, unless the portfolio manager responsible

[9]

The Committee may delegate the actual maintenance of such records to an outside service provider. Currently, the Committee has delegated the maintenance of such records to Institutional Shareholder Services.

for the account or the Committee determines that voting the proxy is in the client’s best interest and requests that the security be recalled.

C.    Voting Proxies for Non-US Companies

While the proxy voting process is well established in the United States, voting proxies of non-US companies frequently involves logistical issues which can affect BlackRock’s ability to vote such proxies, as well as the desirability of voting such proxies. These issues include (but are not limited to): (i) untimely notice of shareholder meetings; (ii) restrictions on a foreigner’s ability to exercise votes; (iii) requirements to vote proxies in person; (iv) “shareblocking” (requirements that investors who exercise their voting rights surrender the right to dispose of their holdings for some specified period in proximity to the shareholder meeting); (v) potential difficulties in translating the proxy; and (vi) requirements to provide local agents with unrestricted powers of attorney to facilitate voting instructions.

As a consequence, BlackRock votes proxies of non-US companies only on a “best-efforts” basis. In addition, the Committee may determine that it is generally in the best interests of BlackRock clients not to vote proxies of companies in certain countries if the Committee determines that the costs (including but not limited to opportunity costs associated with shareblocking constraints) associated with exercising a vote generally are expected to outweigh the benefit the client will derive by voting on the issuer’s proposal. If the Committee so determines in the case of a particular country, the Committee (upon advice from BlackRock portfolio managers) may override such determination with respect to a particular issuer’s shareholder meeting if the Committee believes the benefits of seeking to exercise a vote at such meeting outweighs the costs, in which case BlackRock will seek to vote on a best-efforts basis.

D.    Securities Sold After Record Date

With respect to votes in connection with securities held on a particular record date but sold from a client account prior to the holding of the related meeting, BlackRock may take no action on proposals to be voted on in such meeting.

E.    Conflicts of Interest

From time to time, BlackRock may be required to vote proxies in respect of an issuer that is an affiliate of BlackRock (a “BlackRock Affiliate”), or a money management or other client of BlackRock (a “BlackRock Client”).10 In such event, provided that the Committee is aware of the real or potential conflict, the following procedures shall apply:

1.  The Committee intends to adhere to the voting guidelines set forth herein for all proxy issues including matters involving BlackRock Affiliates and BlackRock Clients. If, however, the matter to be voted on represents a non-routine matter that is material to a BlackRock Affiliate or a BlackRock Client and the Committee does not reasonably believe it is able to follow its general voting guidelines (or if the particular proxy matter is not addressed in the guidelines) and vote impartially, the Committee may, in its discretion for the purposes of ensuring that an independent determination is reached, retain an independent fiduciary to advise the Committee on how to vote or to cast votes on behalf of BlackRock’s clients; and

2.  if the Committee determines not to retain an independent fiduciary, or does not desire to follow the advice of such independent fiduciary, the Committee shall determine how to vote the proxy after consulting with the BlackRock Portfolio Management Group and/or the BlackRock Legal and Compliance Department and concluding that the vote cast is in the client’s best interest notwithstanding the conflict.

[10]	Such issuers may include investment companies for which BlackRock provides investment advisory, administrative and/or other services.

III.    VOTING GUIDELINES

The Committee has determined that it is appropriate and in the best interests of BlackRock’s clients to adopt the following voting guidelines, which represent the Committee’s usual voting position on certain recurring proxy issues that are not expected to involve unusual circumstances. With respect to any particular proxy issue, however, the Committee may elect to vote differently than a voting guideline if the Committee determines that doing so is, in the Committee’s judgment, in the best interest of its clients. The guidelines may be reviewed at any time upon the request of any Committee member and may be amended or deleted upon the vote of a majority of voting Committee members present at a Committee meeting for which there is a quorum.

A.    Boards of Directors

These proposals concern those issues submitted to shareholders relating to the composition of the Board of Directors of companies other than investment companies. As a general matter, the Committee believes that a company’s Board of Directors (rather than shareholders) is most likely to have access to important, nonpublic information regarding a company’s business and prospects, and is therefore best-positioned to set corporate policy and oversee management. The Committee therefore believes that the foundation of good corporate governance is the election of qualified, independent corporate directors who are likely to diligently represent the interests of shareholders and oversee management of the corporation in a manner that will seek to maximize shareholder value over time. In individual cases, the Committee may look at a Director nominee’s history of representing shareholder interests as a director of other companies, or other factors to the extent the Committee deems relevant.

The Committee’s general policy is to vote:

#      VOTE and DESCRIPTION

A.1	FOR nominees for director of United States companies in uncontested elections, except for nominees who

•

have missed at least two meetings and, as a result, attended less than 75% of meetings of the Board of Directors and its committees the previous year, unless the nominee missed the meeting(s) due to illness or company business

•	voted to implement or renew a “dead-hand” poison pill

•	ignored a shareholder proposal that was approved by either a majority of the shares outstanding in any year or by the majority of votes cast for two consecutive years

•	failed to act on takeover offers where the majority of the shareholders have tendered their shares

•	are corporate insiders who serve on the audit, compensation or nominating committees or on a full Board that does not have such committees composed exclusively of independent directors

•	on a case-by-case basis, have served as directors of other companies with allegedly poor corporate governance

•	sit on more than six boards of public companies

A.2	FOR nominees for directors of non-U.S. companies in uncontested elections, except for nominees from whom the Committee determines to withhold votes due to the nominees’ poor records of representing shareholder interests, on a case-by-case basis

A.3	FOR proposals to declassify Boards of Directors, except where there exists a legitimate purpose for classifying boards

A.4	AGAINST proposals to classify Boards of Directors, except where there exists a legitimate purpose for classifying boards

A.5	AGAINST proposals supporting cumulative voting

A.6	FOR proposals eliminating cumulative voting

A.7	FOR proposals supporting confidential voting

A.8	FOR proposals seeking election of supervisory board members

A.9	AGAINST shareholder proposals seeking additional representation of women and/or minorities generally (i.e., not specific individuals) to a Board of Directors

A.10	AGAINST shareholder proposals for term limits for directors

A.11	FOR shareholder proposals to establish a mandatory retirement age for directors who attain the age of 72 or older

A.12	AGAINST shareholder proposals requiring directors to own a minimum amount of company stock

A.13	FOR proposals requiring a majority of independent directors on a Board of Directors

A.14	FOR proposals to allow a Board of Directors to delegate powers to a committee or committees

A.15	FOR proposals to require audit, compensation and/or nominating committees of a Board of Directors to consist exclusively of independent directors

A.16	AGAINST shareholder proposals seeking to prohibit a single person from occupying the roles of chairman and chief executive officer or shareholder proposals requiring the position of chair be filled by an independent director

A.17	FOR proposals to elect account inspectors

A.18	FOR proposals to fix the membership of a Board of Directors at a specified size

A.19	FOR proposals permitting shareholder ability to nominate directors directly

A.20	AGAINST proposals to eliminate shareholder ability to nominate directors directly

A.21	FOR proposals permitting shareholder ability to remove directors directly

A.22	AGAINST proposals to eliminate shareholder ability to remove directors directly

A.23	FOR precatory and binding resolutions requesting that the board change the company’s by-laws to stipulate that directors need to be elected with an affirmative majority of votes cast, provided it does not conflict with the state law where the company is incorporated. Binding resolutions need to allow for a carve-out for a plurality vote standard when there are more nominees than board seats

A.24	AGAINST shareholder proposals requiring two candidates per board seat

A.25	AGAINST proposals to eliminate entirely directors’ and officers’ liability for monetary damages for violating the duty of care

A.26	AGAINST indemnification proposals that would expand coverage beyond just legal expenses to liability for acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness

A.27	AGAINST proposals that would expand the scope of indemnification to provide for mandatory indemnification of company officials in connection with acts that previously the company was permitted to provide indemnification for at the discretion of the company’s board (i.e. “permissive indemnification”), but that previously the company was not required to indemnify

A.28	FOR only those proposals providing such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful if both of the following apply:

•	If the director was found to have acted in good faith and in a manner that he or she reasonably believed was in the best interests of the company; and

•	If only the director’s legal expenses would be covered

A.29	AGAINST proposals that provide that directors may be removed only for cause

A.30	FOR proposals to restore shareholders’ ability to remove directors with or without cause

A.31	AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies

A.32	FOR proposals that permit shareholders to elect directors to fill board vacancies, provided that it is understood that investment company directors may fill Board vacancies as permitted by the Investment Company Act of 1940, as amended

B.    Auditors

These proposals concern those issues submitted to shareholders related to the selection of auditors. As a general matter, the Committee believes that corporate auditors have a responsibility to represent the interests of shareholders and provide an independent view on the propriety of financial reporting decisions of corporate management. While the Committee will generally defer to a corporation’s choice of auditor, in individual cases, the Committee may look at an auditors’ history of representing shareholder interests as auditor of other companies, to the extent the Committee deems relevant.

The Committee’s general policy is to vote:

B.1	FOR approval of independent auditors, except for

•	auditors that have a financial interest in, or material association with, the company they are auditing, and are therefore believed by the Committee not to be independent

•	auditors who have rendered an opinion to any company which in the Committee’s opinion is either not consistent with best accounting practices or not indicative of the company’s financial situation

•	on a case-by-case basis, auditors who in the Committee’s opinion provide a significant amount of non-audit services to the company

B.2	FOR proposals seeking authorization to fix the remuneration of auditors

B.3	FOR approving internal statutory auditors

B.4	FOR proposals for audit firm rotation, except for proposals that would require rotation after a period of less than 5 years

C.    Compensation and Benefits

These proposals concern those issues submitted to shareholders related to management compensation and employee benefits. As a general matter, the Committee favors disclosure of a company’s compensation and benefit policies and opposes excessive compensation, but believes that compensation matters are normally best determined by a corporation’s board of directors, rather than shareholders. Proposals to “micro-manage” a company’s compensation practices or to set arbitrary restrictions on compensation or benefits will therefore generally not be supported.

The Committee’s general policy is to vote:

C.1	IN ACCORDANCE WITH THE RECOMMENDATION OF ISS on compensation plans if the ISS recommendation is based solely on whether or not the company’s plan satisfies the allowable cap as calculated by ISS. If the recommendation of ISS is based on factors other than whether the plan satisfies the allowable cap the Committee will analyze the particular proposed plan. This policy applies to amendments of plans as well as to initial approvals.

C.2	FOR proposals to eliminate retirement benefits for outside directors

C.3	AGAINST proposals to establish retirement benefits for outside directors

C.4	FOR proposals approving the remuneration of directors or of supervisory board members

C.5	AGAINST proposals to reprice stock options

C.6	FOR proposals to approve employee stock purchase plans that apply to all employees. This policy applies to proposals to amend ESPPs if the plan as amended applies to all employees.

C.7	FOR proposals to pay retirement bonuses to directors of Japanese companies unless the directors have served less than three years

C.8	AGAINST proposals seeking to pay outside directors only in stock

C.9	FOR proposals seeking further disclosure of executive pay or requiring companies to report on their supplemental executive retirement benefits

C.10	AGAINST proposals to ban all future stock or stock option grants to executives

C.11	AGAINST option plans or grants that apply to directors or employees of “related companies” without adequate disclosure of the corporate relationship and justification of the option policy

C.12	FOR proposals to exclude pension plan income in the calculation of earnings used in determining executive bonuses/compensation

C.13	FOR shareholder proposals—based on a case-by-case analysis—that request the Board to establish a pay-for-superior performance standard in the company’s executive compensation plan for senior executives

C.14	AGAINST executive compensation plans in which there is a no connection between the CEO’s pay and company performance (e.g., the plan calls for an increase in pay and when there has been a decrease in company performance

C.15	WITHHOLD votes from the Compensation Committee members when company compensation plan has no connection between executive pay and company performance

C.16	FOR shareholder proposals that call for non-binding shareholder ratification of the compensation of the named Executive Officers and the accompanying narrative disclosure of material factors provided to understand the Summary Compensation Table

C.17	FOR shareholder proposals seeking disclosure regarding the company, Board, or Board committee’s use of compensation consultants, such as company name, business relationship(s) and fees paid

C.18	AGAINST shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation

C.19	FOR shareholder proposals to require golden parachutes or executive severance agreements to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts

C.20	FOR shareholder proposals requesting to put extraordinary benefits contained in Supplemental Executive Retirement Plans (“SERP”) agreements to a shareholder vote unless the company’s executive pension plans do not contain excessive benefits beyond what is offered under employee-wide plans

C.21	FOR shareholder proposals requesting to limit the executive benefits provided under the company’s supplemental executive retirement plan (SERP) by limiting covered compensation to a senior executive’s annual salary and excluding all incentive or bonus pay from the SERP’s definition of covered compensation used to establish such benefits

C.22	AGAINST the equity plan if any of the following factors apply:

•	The total cost of the company’s equity plans is unreasonable;

•	The plan expressly permits the repricing of stock options without prior shareholder approval;

•	There is a disconnect between CEO pay and the company’s performance; and/or

•	The plan is a vehicle for poor compensation practices

C.23	FOR equity plans for non-employee director on a case-by-case basis based on the structure of the plan

C.24	AGAINST plans if the company has a history of repricing options without shareholder approval, and the applicable listing standards would not preclude them from doing so

C.25	FOR shareholder proposals to put option repricings to a shareholder vote

D.    Capital Structure

These proposals relate to various requests, principally from management, for approval of amendments that would alter the capital structure of a company, such as an increase in authorized shares. As a general matter, the Committee will support requests that it believes enhance the rights of common shareholders and oppose requests that appear to be unreasonably dilutive.

The Committee’s general policy is to vote:

D.1	AGAINST proposals seeking authorization to issue shares without preemptive rights except for issuances up to 10% of a non-US company’s total outstanding capital

D.2	FOR management proposals seeking preemptive rights or seeking authorization to issue shares with preemptive rights

D.3	FOR management proposals approving share repurchase programs

D.4	FOR management proposals to split a company’s stock

D.5	FOR management proposals to denominate or authorize denomination of securities or other obligations or assets in Euros

D.6	FOR proposals requiring a company to expense stock options (unless the company has already publicly committed to do so by a certain date)

D.7	AGAINST proposals to create a new class of common stock with superior voting rights

D.8	AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights

D.9	FOR proposals to create a new class of nonvoting or sub-voting common stock if:

•	It is intended for financing purposes with minimal or no dilution to current shareholders; and

•	It is not designed to preserve the voting power of an insider or significant shareholder

D.10	AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights (“blank check” preferred stock)

D.11	FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable

D.12	FOR management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced

D.13	FOR management proposals to implement a reverse stock split to avoid delisting

D.14	FOR management proposals to increase the common share authorization for a stock split or share dividend

D.15	FOR management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms

E.    Corporate Charter and By-Laws

These proposals relate to various requests for approval of amendments to a corporation’s charter or by-laws, principally for the purpose of adopting or redeeming “poison pills”. As a general matter, the Committee will oppose poison pill provisions unless, after consultation with the portfolio managers, it is determined that supporting the poison pill is in the best interest of the client.

The Committee’s general policy is to vote:

E.1	AGAINST proposals seeking to adopt a poison pill

E.2	FOR proposals seeking to redeem a poison pill

E.3	FOR proposals seeking to have poison pills submitted to shareholders for ratification

E.4	FOR management proposals to change the company’s name

E.5	AGAINST proposals to require a supermajority shareholder vote

E.6	FOR proposals to lower supermajority vote requirements

E.7	AGAINST proposals giving the board exclusive authority to amend the bylaws

E.8	FOR proposals giving the board the ability to amend the bylaws in addition to shareholders

E.9	CASE-BY-CASE on proposals to change a company’s state of incorporation, taking into consideration both financial and corporate governance concerns, including:

•	The reasons for reincorporating

•	A comparison of the governance provisions

•	Comparative economic benefits, and

•	A comparison of the jurisdiction laws

E.10	FOR re-incorporation when the economic factors outweigh any neutral or negative governance changes

E.11	FOR proposals to restore, or provide shareholders with rights of appraisal

F.    Corporate Meetings

These are routine proposals relating to various requests regarding the formalities of corporate meetings.

The Committee’s general policy is to vote:

F.1	AGAINST proposals that seek authority to act on “any other business that may arise”

F.2	FOR proposals designating two shareholders to keep minutes of the meeting

F.3	FOR proposals concerning accepting or approving financial statements and statutory reports

F.4	FOR proposals approving the discharge of management and the supervisory board

F.5	FOR proposals approving the allocation of income and the dividend

F.6	FOR proposals seeking authorization to file required documents/other formalities

F.7	FOR proposals to authorize the corporate board to ratify and execute approved resolutions

F.8	FOR proposals appointing inspectors of elections

F.9	FOR proposals electing a chair of the meeting

F.10	FOR proposals to permit “virtual” shareholder meetings over the Internet

F.11	AGAINST proposals to require rotating sites for shareholder meetings

F.12	AGAINST proposals that are substantially duplicative (i.e., shareholder proposals that are unnecessary because a management proposal serves the same purpose)

G.    Investment Companies

These proposals relate to proxy issues that are associated solely with holdings of shares of investment companies, including, but not limited to, investment companies for which BlackRock provides investment advisory, administrative and/or other services. As with other types of companies, the Committee believes that a fund’s Board of Directors (rather than its shareholders) is best-positioned to set fund policy and oversee management. However, the Committee opposes granting Boards of Directors authority over certain matters, such as changes to a fund’s investment objective that the Investment Company Act of 1940 envisions will be approved directly by shareholders.

The Committee’s general policy is to vote:

G.1	FOR nominees for director of mutual funds in uncontested elections, except for nominees who

•

have missed at least two meetings and, as a result, attended less than 75% of meetings of the Board of Directors and its committees the previous year, unless the nominee missed the meeting due to illness or fund business

•	ignore a shareholder proposal that was approved by either a majority of the shares outstanding in any year or by the majority of votes cast for two consecutive years

•	are interested directors who serve on the audit or nominating committees or on a full Board that does not have such committees composed exclusively of independent directors

•	on a case-by-case basis, have served as directors of companies with allegedly poor corporate governance

G.2	FOR the establishment of new series or classes of shares

G.3	AGAINST proposals to change a fund’s investment objective to nonfundamental

G.4	FOR proposals to establish a master-feeder structure or authorizing the Board to approve a master-feeder structure without a further shareholder vote

G.5	AGAINST a shareholder proposal for the establishment of a director ownership requirement

G.6	FOR classified boards of closed-end investment companies

G.6	AGAINST removal of shareholder approval requirement to reorganize or terminate the trust or any of its series

H.    Environmental and Social Issues

These are shareholder proposals to limit corporate conduct in some manner that relates to the shareholder’s environmental or social concerns. The Committee generally believes that annual shareholder meetings are inappropriate forums for the discussion of larger social issues, and opposes shareholder resolutions “micromanaging” corporate conduct or requesting release of information that would not help a shareholder evaluate an investment in the corporation as an economic matter. While the Committee is generally supportive of proposals to require corporate disclosure of matters that seem relevant and material to the economic interests of shareholders, the Committee is generally not supportive of proposals to require disclosure of corporate matters for other purposes.

The Committee’s general policy is to vote:

H.1	AGAINST proposals seeking to have companies adopt international codes of conduct

H.2	AGAINST proposals seeking to have companies provide non-required analyses, information statements or reports in the following areas unless there are compelling investment reasons to request such reports:

•	environmental liabilities;

•	bank lending policies;

•	corporate political contributions or activities;

•	alcohol and tobacco advertising and efforts to discourage use of such products by minors or other groups;

•	costs and risk of doing business in any individual country or the standards of operations in such country;

•	involvement in nuclear defense systems or other military products;

•	animal welfare standards;

•	pricing policies;

•	the use of certain commodities, genetically modified materials or chemicals;

•	sustainability and other perceived political, environmental or social issues that do not directly relate to the economic operations of the company;

•	charitable contributions made by the company

H.3	AGAINST proposals requesting reports on Maquiladora operations or on CERES principles

H.4	AGAINST proposals seeking implementation of the CERES principles

H.5	FOR resolutions requesting that a company disclose information on the impact of climate change on the company’s operations unless:

•

The company already provides current, publicly available information on the perceived impact that climate change may have on the company as well as associated policies and procedures to address such risks and/or opportunities;

•	The company’s level of disclosure is comparable to or better than information provided by industry peers; and

•	There are no significant fines, penalties, or litigation associated with the company’s environmental performance

H.6	AGAINST proposals that call for reduction in greenhouse gas emissions by specified amounts or within a restrictive time frame unless the company lags industry standards and has been the subject of recent, significant fines or litigation resulting from greenhouse gas emissions

H.7	FOR resolutions requesting that companies outline their preparations to comply with standards established by Kyoto Protocol signatory markets unless:

•	The company does not maintain operations in Kyoto signatory markets;

•	The company already evaluates and substantially discloses such information;

•	Greenhouse gas emissions do not significantly impact the company’s core businesses; or

•	The company is not required to comply with the Kyoto Protocol standards

H.8	AGAINST resolutions that request the disclosure of detailed information on a company’s policies related to land use or development unless the company has been the subject of recent, significant fines or litigation stemming from its land use

H.9	AGAINST proposals to publish in newspapers and public media the company’s political contributions as such publications could present significant cost to the company without providing commensurate value to shareholders

H.10	AGAINST proposals barring the company from making political contributions. Businesses are affected by legislation at the federal, state, and local level and barring contributions can put the company at a competitive disadvantage

H.11	AGAINST proposals restricting the company from making charitable contributions. Charitable contributions are generally useful for assisting worthwhile causes and for creating goodwill in the community. In the absence of bad faith, self-dealing, or gross negligence, management should determine which contributions are in the best interests of the company

H.12	AGAINST proposals asking for a list of company executives, directors, consultants, legal counsels, lobbyists, or investment bankers that have prior government service and whether such service had a bearing on the business of the company. Such a list would be burdensome to prepare without providing any meaningful information to shareholders

H.13	AGAINST proposals that would call for the adoption of specific committee charter language regarding diversity initiatives unless the company fails to publicly disclose existing equal opportunity or non-discrimination policies

H.14	AGAINST proposals seeking information on the diversity efforts of suppliers and service providers, which can pose a significant cost and administrative burden on the company

H.15	FOR proposals seeking to amend a company’s EEO statement in order to prohibit discrimination based on sexual orientation, unless the change would result in excessive costs for the company

H.16	AGAINST proposals to exclude references to sexual orientation, interests, or activities from a company’s EEO statement

H.17	AGAINST proposals to extend company benefits to, or eliminate benefits from domestic partners. Benefits decisions should be left to the discretion of the company

H.18	AGAINST proposals to take specific actions or adopt policies that require the company to support legislation to:

•	label or identify products in a certain manner;

•	study or evaluate the use of certain company products;

•	increase animal welfare standards to above those required by law; or

•	engage in political, environmental or social activities that do not directly relate to the economic operations of the company

H.19	CASE-BY-CASE on proposals requesting an economic risk assessment of environmental performance, considering:

•	The feasibility of financially quantifying environmental risk factors;

•	The company’s compliance with applicable legislation and/or regulations regarding environmental performance;

•	The costs associated with implementing improved standards;

•	The potential costs associated with remediation resulting from poor environmental performance; and

•	The current level of disclosure on environmental policies and initiatives

H.20	FOR requests for reports disclosing the company’s environmental policies unless it already has well-documented environmental management systems that are available to the public

H.21	CASE-BY-CASE on proposals calling for companies to report on the risks associated with outsourcing, considering:

•	Risks associated with certain international markets;

•	The utility of such a report to shareholders; and

•	The existence of a publicly available code of corporate conduct that applies to international operations

H.22	CASE-BY-CASE on requests for reports detailing the company’s operations in a particular country and steps to protect human rights, based on:

•	The nature and amount of company business in that country;

•	The company’s workplace code of conduct;

•	Proprietary and confidential information involved;

•	Company compliance with U.S. regulations on investing in the country; and/or

•	Level of peer company involvement in the country

H.23	CASE-BY-CASE on proposals to implement certain human rights standards at company facilities or those of its suppliers and to commit to outside, independent monitoring. In evaluating these proposals, the following should be considered:

•	The company’s current workplace code of conduct or adherence to other global standards and the degree they meet the standards promulgated by the proponent;

•	Agreements with foreign suppliers to meet certain workplace standards;

•	Whether company and vendor facilities are monitored and how;

•	Company participation in fair labor organizations;

•	Type of business;

•	Proportion of business conducted overseas;

•	Countries of operation with known human rights abuses;

•	Whether the company has been recently involved in significant labor and human rights controversies or violations;

•	- Peer company standards and practices; and

•	- Union presence in company’s international factories

IV.    NOTICE TO CLIENTS

BlackRock will make records of any proxy vote it has made on behalf of a client available to such client upon request.11 BlackRock will use its best efforts to treat proxy votes of clients as confidential, except as it may decide to best serve its clients’ interests or as may be necessary to effect such votes or as may be required by law.

[11]

Such request may be made to the client’s portfolio or relationship manager or addressed in writing to Secretary, BlackRock Equity Investment Policy Oversight Committee, Legal and Compliance Department, BlackRock Inc., 40 East 52nd Street, New York, New York 10022.

BlackRock encourages clients with an interest in particular proxy voting issues to make their views known to BlackRock, provided that, in the absence of specific written direction from a client on how to vote that client’s proxies, BlackRock reserves the right to vote any proxy in a manner it deems in the best interests of its clients, as it determines in its sole discretion.

These policies are as of the date indicated on the cover hereof. The Committee may subsequently amend these policies at any time, without notice.

Brandywine Global Investment Management, LLC

Proxy Voting

Policy:

Brandywine has a responsibility to its clients for voting proxies for portfolio securities consistent with the best economic interests of its clients. Brandywine maintains written policies and procedures as to the handling, research, voting and reporting of proxy voting and makes appropriate disclosures about our firm’s proxy policies and practices. The policy and practice includes the fact that the firm has a responsibility to monitor corporate actions, receive and vote client proxies and disclose any potential conflicts of interest as well as making information available to clients about the voting of proxies for their portfolio securities and maintaining relevant and required records.

Background:

Proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised.

Investment advisers registered with the SEC, and which exercise voting authority with respect to client securities, are required by Rule 206(4)-6 of the Advisers Act to (a) adopt and implement written policies and procedures that are reasonably designed to ensure that client securities are voted in the best interests of clients, which must include how an adviser addresses material conflicts that may arise between an adviser’s interests and those of its clients; (b) to disclose to clients how they may obtain information from the adviser with respect to the voting of proxies for their securities; (c) to describe to clients a summary of its proxy voting policies and procedures and, upon request, furnish a copy to its clients; and (d) maintain certain records relating to the adviser’s proxy voting activities when the adviser does have proxy voting authority.

Responsibility:

Compliance has the responsibility for the implementation and monitoring of the firm’s proxy voting policy, practices, disclosures and record keeping, including outlining voting guidelines in the procedures.

Procedures:

Brandywine has implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and the Investment Advisers Act of 1940 (“Advisers Act”). Our authority to vote the proxies of our clients is established through investment management agreements or comparable documents.

In exercising its voting authority, Brandywine will not consult or enter into agreements with officers, directors or employees of its parent, Legg Mason Inc., or any of its affiliates, regarding the voting of any securities owned by its clients.

While the guidelines included in the procedures are intended to provide a benchmark for voting standards, each vote is ultimately cast on a case-by-case basis, taking into consideration Brandywine’s contractual obligations to our clients and all other relevant facts and circumstances at the time of the vote (such that these guidelines may be overridden to the extent Brandywine believes appropriate).

Voting Authority

•

Brandywine shall assume the responsibility and authority with respect to the voting of proxies for all client accounts, unless such responsibility and authority expressly have been delegated to others or reserved to the trustee or other named fiduciary of a client account. In no event will Brandywine’s authority to vote proxies obligate it to undertake any shareholder activism on behalf of any client.

•	Brandywine’s clients shall be responsible for notifying their custodians of the name and address of the person or entity with voting authority.

•

Brandywine’s Compliance Department, on a random basis, reviews the proxy voting process. The gathering and voting of proxies is coordinated through the Administrative Department and Brandywine maintains internal procedures to govern the processing of proxies, including handling client requests and monitoring for potential material conflicts. Research analysts, corporate action specialists and portfolio managers, otherwise referred to as voting persons, and are responsible for determining appropriate voting positions on each proxy utilizing any applicable guidelines contained in these procedures.

•

Brandywine will not decline to vote proxies except in extraordinary circumstances, nor will Brandywine accept direction from others with regard to the voting of proxies. Brandywine will take the investment guidelines of an account into consideration in deciding how to vote on a particular issue.

•	Brandywine may vote proxies related to the same security differently for each client.

•

Brandywine seeks to identify any material conflicts that may arise between the interests of Brandywine and its clients in accordance with the following procedures. Except for extraordinary circumstances, in any such instance, the material conflict will be resolved by either excluding any conflicted person from the voting process or by voting in accordance with the recommendation of Institutional Shareholder Services (ISS), an independent third party.

•

All relevant proxies are reviewed by the Legal and Compliance Department for potential material conflicts of interest. Issues to be reviewed may include whether Brandywine manages assets for the issuer, a shareholder proponent or an employee group of the issuer or otherwise has a current or potential business relationship with the issuer; whether Brandywine, one of its officers or directors or any voting person is a close relative of or has any personal or business relationship with the issuer (excluding normal commercial transactions and investment relationships where there is no special treatment), with an officer, director or other executive person at the issuer, with a candidate for election to the board of the issuer or with a shareholder proponent; whether there is any other material business or personal relationship which may create an interest in the outcome of the matter on the part of a voting person; or whether an affiliate of Brandywine’s has a conflict as described above which is known to Brandywine’s voting persons. Conflicts of this nature will be considered material. If the conflict pertains to an individual voting person that person will exclude him- or herself from the vote determination process in order to shield the Brandywine and other voting persons from the conflict, provided the compliance department believes that the other voting persons can determine a vote completely separate from the conflicted voting person. If the conflict cannot be contained, the proxy is voted according to the recommendation of ISS. Any time a material conflict is encountered, Brandywine will keep records on the nature of the conflict, the actual vote and the basis for the vote determination.

Voting Guidelines

•	Proxies will not be voted without an analysis of the underlying issues involved.

•	Brandywine’s proxy voting policy at all times shall be directed toward maximizing the value of the assets of managed accounts, for the benefit of the accounts’ ultimate owners/beneficiaries.

•

Any item on a proxy, which would tend to inhibit the realization of maximum value, may receive a negative vote from Brandywine. Examples of such items would be staggered terms for directors, restrictions against cumulative voting, and establishment of different classes of stock, excessive compensation, poor stewardship, or any activity, which could be viewed as a “poison pill” maneuver.

•

On other matters specific to a company, such as the election of directors, the appointment of auditors, granting of options, repricing of options, mergers and other material issues, a decision shall be made in conjunction with the primary analyst responsible for overseeing that company, consistent with the policy of maximizing value.

Voting Records & Client Notification

•

A complete record and file of all votes cast shall be maintained by Brandywine for the period prescribed by the Securities Exchange Commission. Brandywine will similarly maintain copies of policies and procedures, proxy booklets, copies of any documents created by Brandywine that were material to making a decision how to vote proxies and a log of proxy requests and responses.

A proxy log shall be maintained by Brandywine that includes the issuer name, exchange ticker symbol, CUSIP number, shareholder meeting date, brief identification of the matter voted on, whether the matter was proposed by the issuer or by a shareholder of the issuer, whether a vote was cast on the matter, record of how the vote was cast, and whether the vote was cast for or against the recommendation of the issuer’s management team.

•

Clients may obtain information with regard to the manner in which their proxies were voted, as well as detailed policies and procedures by contacting Brandywine, 2929 Arch Street, 8th Floor, Philadelphia, PA 19104, attention: Proxy administrator.

In addition, a description of these Policies shall be provided to new clients prior to the inception of their account, simultaneous with the provision of Brandywine’s Disclosure Brochure whenever possible.

Administration of Proxies

•	At the inception of a new account over which Brandywine has domestic proxy voting authority:

•	New client information is entered onto the appropriate “Proxy System” (ProxyEdge (ADP) for domestic securities and ISS for global securities).

•	Custodians are notified by the Client that proxies should be forwarded to Brandywine.

•	Those proxies that arrive in the Mail Room are sorted and forwarded to a Proxy Administrator.

•	Proxies are placed in date order into pending vote proxy files by a Proxy Administrator.

•	Proxies are cross-referenced against the Alert List (discussed under Identifying Potential Conflicts).

•	Proxies are then distributed to either the appropriate investment team or, in those instances where a proxy matches an Alert List entry, to the Legal and Compliance Department.

•	In the event that no material conflict exists, the following procedures apply:

•	The voting person’s initials are entered onto the Proxy System’s tickler file in the analyst block.[1]

•	Ballots are voted by a voting person and are returned to a Proxy Administrator for processing on the Proxy System.

•	If a material conflict exists, a Proxy Administrator will obtain a copy of the Institutional Shareholder Services recommendation, which will be attached to the ballot.

•	The voting person will then either (i) complete the Proxy System ballot in accordance with the attached recommendation; or (ii) exclude themselves in writing from voting the proxy.

•	A Proxy Administrator will redirect the proxy to another voting person in instances where an exclusion has occurred.

1	This step applies only to the ADP system for domestic proxies.

•	Where applicable, a Proxy Administrator will verify that the ballot was in fact voted in accordance with the ISS recommendation before entering it onto the Proxy System.

•	The proxy booklets and Proxy System ballots are subjected to an approval process by a Proxy Administrator[1].

•	During the approval process, ballot shares are matched against holdings shares[1].

•	Discrepancies are researched through Brandywine’s internal data warehouse and custodian banks are contacted where necessary to reconcile share amounts.

•

Brandywine personnel act in such a manner to ensure that, absent special circumstances, the proxy gathering and proxy voting steps noted above could be completed before the applicable deadline for returning proxy votes.

•	Any pending unvoted meetings are reviewed and monitored on a daily basis by Proxy Administrators.

•	All voting records are maintained within the Proxy Systems.

•	Proxy booklets and all additional information (including copies of any documents created by Brandywine that were material to making a decision how to vote proxies) are filed.

Administration of Client Requests

•	All client requests for proxy information (both written and oral), including but not limited to voting records and requests for detailed Policies and Procedures, are referred to a Proxy Administrator.

•

All requests are entered onto a Proxy Request Log maintained by a Proxy Administrator. Information on the log includes the date of the request, the content of the request and the date of the response by Brandywine.

•	The Proxy Administrator works in conjunction with the Client Service Department to respond to all requests in writing.

•	Copies of all written requests and responses thereto, including voting record reports, are maintained in a separate Proxy Request file.

Identifying Potential Conflict of interest

Personal Conflicts

•	Each voting person must certify in writing at the beginning of each proxy season that he or she will notify the Legal and Compliance Department of:

1.	any potential personal conflict with regard to a specific proxy; and

2.	any potential conflict of which they become aware relating to another voting person.

•

Potential conflicts should be interpreted broadly in order to capture instances where a conflict of interest could be perceived to exist by a third party. An objective ‘reasonableness’ standard should be applied as opposed to a subjective determination that the individual is not in fact conflicted.

•	The following are examples of potential personal conflicts which are extracted from the SEC’s Final Rule[2]:

1	This step applies only to the ADP system for domestic proxies.
2	17 CFR Part 275 [Release No. IA-2106; File No. S7-38-02], RIN 3235-AI65

•

The adviser may also have business or personal relationships with participants in proxy contests, corporate directors or candidates for directorships. For example, an executive of the adviser may have a spouse or other close relative that serves as a director or executive of a company.

•

Any Board positions held on a publicly traded company by a voting person (as evidenced by their most recent Code of Ethics Certification) will be examined on a case-by-case basis as proxy votes arise in that security.

•	A list of potentially conflicted securities (“Alert List”) will be provided to the Proxy Administrators, who will cross-reference proxy votes as they arise.

•	Any proxies matching securities on the Alert List will be referred to the Legal and Compliance Department for an assessment of the materiality of the conflict.

Professional Conflicts

•

In order to identify instances where a professional association could be perceived as a conflict of interest between Brandywine and a client for purposes of proxy voting, the following procedures will be followed:

•

The names of all clients who are directly connected to a publicly traded security, through a significant ownership interest, which was held by a Brandywine account during the relevant proxy period, will be added to the Alert List.

•

The names of all significant prospects that are directly connected to a publicly traded security, through a significant ownership interest, which was held by a Brandywine account during the relevant proxy period, will be added to the Alert List.

•	The Alert List will be cross-referenced by the Proxy Administrators against proxies on a day-to-day basis.

COOKE & BIELER, L.P.

Proxy Voting Policies and Procedures

Proxy Background

Proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised.

Investment advisers registered with the SEC, and which exercise voting authority with respect to client securities, are required by Rule 206(4)-6 of the Advisers Act to (a) adopt and implement written policies and procedures that are reasonably designed to ensure that client securities are voted in the best interests of clients, which must include how an adviser addresses material conflicts that may arise between an adviser’s interests and those of its clients; (b) to disclose to clients how they may obtain information from the adviser with respect to the voting of proxies for their securities; (c) to describe to clients a summary of its proxy voting policies and procedures and, upon request, furnish a copy to its clients; and (d) maintain certain records relating to the adviser’s proxy voting activities when the adviser does have proxy voting authority.

Statement of Policies and Procedures

Pursuant to Rule 206(4)-6 and in accordance with our fiduciary duties, Cooke & Bieler has adopted and implemented written policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of our clients for which we have voting authority. Our authority is initially established by our advisory contracts or comparable documents. Clients, however, may change their proxy voting direction at any time.

Any material conflicts of interest between Cooke & Bieler and our clients with respect to proxy voting are resolved in the best interest of clients. If any of our clients utilize a securities lending program, we will not vote proxies for those securities that are out on loan.

Cooke & Bieler utilizes the services of an outside proxy firm, currently RiskMetrics Group (RMG), previously known as Institutional Shareholder Services (ISS), to act as agent for the proxy process and to maintain records on proxy votes for our clients. Proxy statements are thoroughly reviewed by the portfolio manager most familiar with the company to ensure that proxies are voted in the best interest of our clients. Cooke & Bieler defines the best interest of the client to mean the best economic interest of the shareholders of the company.

In determining how to vote on a particular issue, the firm may from time to time consider the voting recommendations of third parties, such as proxy services firms or other organizations or associations (e.g., the AFL-CIO or RMG), but these recommendations are not determinative. Further, the firm may consider the views of third parties when revising its proxy voting policies, procedures or guidelines.

Cooke & Bieler will generally take the following position on each issue listed below. While we follow these guidelines, each vote is ultimately cast on a case-by-case basis, taking into consideration all the relevant facts and circumstances at the time of the vote.

Summary of Positions on Common Issues:

Board of Directors
A.)	Director Nominees in Uncontested Elections	Case-by-Case
B.)	Separation of Chairman and CEO	For
C.)	Majority of Independent Directors	For

D.)	Stock Ownership Requirements	Against
E.)	Limit Tenure of Outside Directors	Against
F.)	Director and Officer Indemnification and Liability Protection	Case-by-Case
G.)	Eliminate or Restrict Charitable Contributions	Against

Proxy Contests
A.)	Voting for Director Nominees in Contested Election	Case-by-Case
B.)	Reimburse Proxy Solicitation	Case-by-Case

Auditors
A.)	Ratifying Auditors	Case-by-Case

Proxy Contest Defenses
A.)	Board Structure—Classified Board	Against
B.)	Cumulative Voting	For
C.)	Shareholder Ability to Call Special Meetings	For

Tender Offer Defenses
A.)	Submit Poison Pill for shareholder ratification	For
B.)	Fair Price Provisions	For
C.)	Supermajority Shareholder Vote Requirement To Amend the Charter or Bylaws	Against
D.)	Supermajority Shareholder Vote Requirement To Approve Mergers	Against

Miscellaneous Governance Provisions
A.)	Confidential Voting	For
B.)	Equal Access	Case-by-Case
C.)	Bundled Proposals	Case-by-Case

Capital Structure
A.)	Common Stock Authorization	Case-by-Case
B.)	Stock Splits	For
C.)	Reverse Stock Splits	Case-by-Case
D.)	Preemptive Rights	Case-by-Case
E.)	Share Repurchase Programs	For

Executive and Director Compensation
A.)	Shareholder Proposals to Limit Executive and Directors Pay	Case-by-Case
B.)	Shareholder Ratification of Golden and Tin Parachutes	For
C.)	Employee Stock Ownership Plans	Case-by-Case
D.)	401(k) Employee Benefit Plans	For

State of Incorporation
A.)	Voting on State Takeover Plans	Case-by-Case
B.)	Voting on Reincorporation Proposals	Case-by-Case

Mergers and Corporate Restructurings
A.)	Mergers and Acquisitions	Case-by-Case
B.)	Corporate Restructuring	Case-by-Case
C.)	Spin-Offs	Case-by-Case
D.)	Liquidations	Case-by-Case

Social and Environmental Issues
A.)	Issues with Social/Moral Implications	Case-by-Case

Proxy Voting Process:

When a new account is opened and the contract states Cooke & Bieler is responsible for voting proxies, a letter is sent to the custodian informing them that RMG will act as our proxy voting agent for that account. Cooke & Bieler then notifies RMG of the new client and sends them an updated holdings file for each client account. On an ongoing basis, RMG generates reports to identify missing proxies. These proxies are tracked down by contacting the custodian bank. RMG also provides quarterly reports showing how each individual client’s proxies were voted. This information is sent to those clients who have requested a copy.

RMG is responsible for notifying Cooke & Bieler in advance of the meeting; providing the appropriate proxies to be voted; and for maintaining records of proxy statements received and votes cast.

The compliance officer is responsible for: maintaining the proxy policies and procedures; determining when a potential conflict of interest exists (see examples below); maintaining records of all communications received from clients requesting information on how their proxies were voted; and notifying clients how they can obtain voting records and polices and procedures.

The operations department is responsible for: determining which accounts Cooke & Bieler has proxy voting responsibilities for; obtaining the appropriate guidance from the portfolio manager on how to vote; and maintaining documents created that were material to the voting decision.

Resolving Potential Conflicts of Interest:

The compliance officer is responsible for identifying potential conflicts of interest in regard to the proxy voting process. Examples of potential conflicts of interest include:

•	managing a pension plan for a company whose management is soliciting proxies;

•	significant business relationship—having a material business relationship with a proponent of a proxy proposal in which this business relationship may influence how the proxy vote is cast;

•	significant personal / family relationship—adviser or principals have a business or personal relationship with participants in a proxy contest, corporate directors or candidates for directorships.

In instances where a material conflict of interest exists, it will be Cooke & Bieler’s policy to delegate responsibility for voting these proxies to an independent third party (currently RMG). If it is determined that the independent third party also has a conflict, we will identify another unaffiliated third party to vote the specific proposals. This will ensure that all proxies are voted in the best interests of clients and not the product of the conflict.

SUMMARY OF DAVIS ADVISORS’

PROXY VOTING POLICIES AND PROCEDURES

August 2008

Davis Selected Advisers, L.P. (“Davis Advisors”) votes on behalf of its clients in matters of corporate governance through the proxy voting process. Davis Advisors takes its ownership responsibilities very seriously and believes the right to vote proxies for its clients’ holdings is a significant asset of the clients. Davis Advisors exercises its voting responsibilities as a fiduciary, solely with the goal of maximizing the value of its clients’ investments.

Davis Advisors votes proxies with a focus on the investment implications of each issue. For each proxy vote, Davis Advisors takes into consideration its duty to clients and all other relevant facts known to Davis Advisors at the time of the vote. Therefore, while these guidelines provide a framework for voting, votes are ultimately cast on a case-by-case basis.

Davis Advisors has adopted written Proxy Voting Policies and Procedures and established a Proxy Oversight Group to oversee voting policies and deal with potential conflicts of interest. In evaluating issues, the Proxy Oversight Group may consider information from many sources, including the portfolio manager for each client account, management of a company presenting a proposal, shareholder groups, and independent proxy research services.

Clients may obtain a copy of Davis Advisors’ Proxy Voting Policies and Procedures, and/or a copy of how their own proxies were voted, by writing to:

Davis Selected Advisers, L.P.

Attn: Chief Compliance Officer

2949 East Elvira Road, Suite 101

Tucson, Arizona, 85756

Guiding Principles

Creating Value for Existing Shareholders.    The most important factors that we consider in evaluating proxy issues are: (i) the Company’s or management’s long-term track record of creating value for shareholders. In general, we will consider the recommendations of a management with a good record of creating value for shareholders as more credible than the recommendations of managements with a poor record; (ii) whether, in our estimation, the current proposal being considered will significantly enhance or detract from long-term value for existing shareholders; and (iii) whether a poor record of long term performance resulted from poor management or from factors outside of managements control.

Other factors which we consider may include:

(a) Shareholder Oriented Management.    One of the factors that Davis Advisors considers in selecting stocks for investment is the presence of shareholder-oriented management. In general, such managements will have a large ownership stake in the company. They will also have a record of taking actions and supporting policies designed to increase the value of the company’s shares and thereby enhance shareholder wealth. Davis Advisors’ research analysts are active in meeting with top management of portfolio companies and in discussing their views on policies or actions which could enhance shareholder value. Whether management shows evidence of responding to reasonable shareholder suggestions, and otherwise improving general corporate governance, is a factor which may be taken into consideration in proxy voting.

(b) Allow responsible management teams to run the business.    Because we try generally to invest with “owner oriented” managements (see above), we vote with the recommendation of management on most routine matters, unless circumstances such as long standing poor performance or a change from our initial assessment indicate otherwise. Examples include the election of directors and ratification of auditors. Davis Advisors supports policies, plans and structures that give management teams appropriate latitude to run the business in the way that is most likely to maximize value for owners. Conversely, Davis Advisors opposes proposals that limit management’s ability to do this. Davis Advisors will generally vote with management on shareholder social and environmental proposals on the basis that their impact on share value is difficult to judge and is therefore best done by management.

(c) Preserve and expand the power of shareholders in areas of corporate governance.    Equity shareholders are owners of the business, and company boards and management teams are ultimately accountable to them. Davis Advisors supports policies, plans and structures that promote accountability of the board and management to owners, and align the interests of the board and management with owners. Examples include: annual election of all board members and incentive plans that are contingent on delivering value to shareholders. Davis Advisors generally opposes proposals that reduce accountability or misalign interests, including but not limited to classified boards, poison pills, excessive option plans, and repricing of options.

(d) Support compensation policies that reward management teams appropriately for performance.    We believe that well thought out incentives are critical to driving long-term shareholder value creation. Management incentives ought to be aligned with the goals of long-term owners. In our view, the basic problem of skyrocketing executive compensation is not high pay for high performance, but high pay for mediocrity or worse. In situations where we feel that the compensation practices at companies we own are not acceptable, we will exercise our discretion to vote against compensation committee members and specific compensation proposals.

Davis Advisors exercises its professional judgment in applying these principles to specific proxy votes. Davis Advisors Proxy Procedures and Policies provides additional explanation of the analysis which Davis Advisors may conduct when applying these guiding principles to specific proxy votes.

Conflicts of Interest

A potential conflict of interest arises when Davis Advisors has business interests that may not be consistent with the best interests of its client. Davis Advisors’ Proxy Oversight Group is charged with resolving material potential conflicts of interest which it becomes aware of. It is charged with resolving conflicts in a manner that is consistent with the best interests of clients. There are many acceptable methods of resolving potential conflicts, and the Proxy Oversight Group exercises its judgment and discretion to determine an appropriate means of resolving a potential conflict in any given situation:

(1)	Votes consistent with the “General Proxy Voting Policies,” are presumed to be consistent with the best interests of clients;

(2)	Davis Advisors may disclose the conflict to the client and obtain the client’s consent prior to voting the proxy;

(3)	Davis Advisors may obtain guidance from an independent third party;

(4)	The potential conflict may be immaterial; or

(5)	Other reasonable means of resolving potential conflicts of interest which effectively insulate the decision on how to vote client proxies from the conflict.

DELAWARE MANAGEMENT

BUSINESS TRUST

Proxy Voting Policies and Procedures

(March 2008, as revised June 2008)

Introduction

Delaware Management Business Trust (“DMBT”) is a registered investment adviser with the U.S. Securities and Exchange Commission (“SEC”) pursuant to the Investment Advisers Act of 1940, as amended, (the “Advisers Act”). DMBT consists of the following series of entities: Delaware Management Company, Delaware Investment Advisers, Delaware Capital Management, Delaware Asset Advisers and Delaware Lincoln Cash Management (each an “Adviser”, and together with DMBT, the “Advisers”). The Advisers provide investment advisory services to various types of clients such as registered and unregistered commingled funds, defined benefit plans, defined contribution plans, private and public pension funds, foundations, endowment funds and other types of institutional investors. Pursuant to the terms of an investment management agreement between an Adviser and its client or as a result of some other type of specific delegation by the client, the Advisers are often given the authority and discretion to vote proxy statements relating to the underlying securities which are held on behalf of such client. Also, clients sometimes ask the Advisers to give voting advice on certain proxies without delegating full responsibility to the Advisers to vote proxies on behalf of the client. DMBT has developed the following Proxy Voting Policies and Procedures (the “Procedures”) in order to ensure that each Adviser votes proxies or gives proxy voting advice that is in the best interests of its clients.

Procedures for Voting Proxies

To help make sure that the Advisers vote client proxies in accordance with the Procedures and in the best interests of clients, DMBT has established a Proxy Voting Committee (the “Committee”) which is responsible for overseeing each Adviser’s proxy voting process. The Committee consists of the following persons in DMBT: (i) one representative from the legal department; (ii) one representative from the compliance department; (iii) one representative from the client services department; and (iv) two representatives from the portfolio management department. The person(s) representing each department on the Committee may change from time to time. The Committee will meet as necessary to help DMBT fulfill its duties to vote proxies for clients, but in any event, will meet at least quarterly to discuss various proxy voting issues.

One of the main responsibilities of the Committee is to review and approve the Procedures on a yearly basis. The Procedures are usually reviewed during the first quarter of the calendar year before the beginning of the “proxy voting season” and may also be reviewed at other times of the year, as necessary. When reviewing the Procedures, the Committee looks to see if the Procedures are designed to allow the Adviser to vote proxies in a manner consistent with the goals of voting in the best interests of clients and maximizing the value of the underlying shares being voted on by the Adviser. The Committee will also review the Procedures to make sure that they comply with any new rules promulgated by the SEC or other relevant regulatory bodies. After the Procedures are approved by the Committee, DMBT will vote proxies or give advice on voting proxies generally in accordance with such Procedures.

In order to facilitate the actual process of voting proxies, DMBT has contracted with Institutional Shareholder Services (“ISS”), a Delaware corporation and a wholly owned subsidiary of RiskMetrics Group (“RiskMetrics”). Both ISS/RiskMetrics and the client’s custodian monitor corporate events for DMBT. DMBT gives an authorization and letter of instruction to the client’s custodian who then forwards proxy materials it receives to ISS/RiskMetrics so that ISS/RiskMetrics may vote the proxies. On approximately a monthly basis, DMBT will send ISS/RiskMetrics an updated list of client accounts and security holdings in those accounts, so that ISS/RiskMetrics can update its database and is aware of which proxies it will need to vote on behalf of DMBT’s clients. If needed, the Committee has access to these records.

After receiving the proxy statements, ISS/RiskMetrics will review the proxy issues and vote them in accordance with DMBT’s Procedures. When the Procedures state that a proxy issue will be decided on a case-by-case basis, ISS/RiskMetrics will look at the relevant facts and circumstances and research the issue to determine how the proxy should be voted, so that the proxy is voted in the best interests of the client and in accordance with the parameters described in these Procedures generally and specifically with the Proxy Voting Guidelines (the “Guidelines”) below. If the Procedures do not address a particular proxy issue, ISS/RiskMetrics will similarly look at the relevant facts and circumstances and research the issue to determine how the proxy should be voted, so that the proxy is voted in the best interests of the client and pursuant to the spirit of the Procedures. After a proxy has been voted, ISS/RiskMetrics will create a record of the vote in order to help the Advisers comply with their duties listed under “Availability of Proxy Voting Records and Recordkeeping” below. If a client provides DMBT with its own proxy voting guidelines, DMBT will forward the client’s guidelines to ISS/RiskMetrics who will follow the steps above to vote the client’s proxies pursuant to the client’s guidelines.

The Committee is responsible for overseeing ISS/RiskMetrics’s proxy voting activities for DMBT’s clients and will attempt to ensure that ISS/RiskMetrics is voting proxies pursuant to the Procedures. As part of the Committee’s oversight of ISS/RiskMetrics, the Committee will periodically review ISS/RiskMetrics’s conflict of interest procedures and any other pertinent procedures or representations from ISS/RiskMetrics in an attempt to ensure that ISS/RiskMetrics will make recommendations for voting proxies in an impartial manner and in the best interests of the Adviser’s clients. There may be times when one of the Advisers believes that the best interests of the client will be better served if the Adviser votes a proxy counter to ISS/RiskMetrics’s recommended vote on that proxy. In those cases, the Committee will generally review the research provided by ISS/RiskMetrics on the particular issue, and it may also conduct its own research or solicit additional research from another third party on the issue. After gathering this information and possibly discussing the issue with other relevant parties, the Committee will use the information gathered to determine how to vote on the issue in a manner which the Committee believes is consistent with DMBT’s Procedures and in the best interests of the client.

The Advisers will attempt to vote every proxy which they or their agents receive when a client has given the Adviser the authority and direction to vote such proxies. However, there are situations in which the Adviser may not be able to process a proxy. For example, an Adviser may not have sufficient time to process a vote because the Adviser or its agents received a proxy statement in an untimely manner, or the Adviser may in certain situations be unable to vote a proxy in relation to a security that is on loan pursuant to a securities lending program. Use of a third party service, such as ISS/RiskMetrics, and relationships with multiple custodians help avoid a situation where an Adviser is unable to vote a proxy.

Company Management Recommendations

When determining whether to invest in a particular company, one of the factors the Advisers may consider is the quality and depth of the company’s management. As a result, DMBT believes that recommendations of management on any issue (particularly routine issues) should be given a fair amount of weight in determining how proxy issues should be voted. Thus, on many issues, DMBT’s votes are cast in accordance with the recommendations of the company’s management. However, DMBT will normally vote against management’s position when it runs counter to the Guidelines, and DMBT will also vote against management’s recommendation when such position is not in the best interests of DMBT’s clients.

Conflicts of Interest

As a matter of policy, the Committee and any other officers, directors, employees and affiliated persons of DMBT may not be influenced by outside sources who have interests which conflict with the interests of DMBT’s clients when voting proxies for such clients. However, in order to ensure that DMBT votes proxies in the best interests of the client, DMBT has established various systems described below to properly deal with a material conflict of interest.

Most of the proxies which DMBT receives on behalf of its clients are voted by ISS/RiskMetrics in accordance with these pre-determined, pre-approved Procedures. As stated above, these Procedures are reviewed and approved by the Committee at least annually normally during the first quarter of the calendar year and at other necessary times. The Procedures are then utilized by ISS/RiskMetrics going forward to vote client proxies. The Committee approves the Procedures only after it has determined that the Procedures are designed to help DMBT vote proxies in a manner consistent with the goal of voting in the best interests of its clients. Because the majority of client proxies are voted by ISS/RiskMetrics pursuant to the pre-determined Procedures, it normally will not be necessary for DMBT to make a real-time determination of how to vote a particular proxy, thereby largely eliminating conflicts of interest for DMBT from the proxy voting process.

In the limited instances where DMBT is considering voting a proxy contrary to ISS/RiskMetrics’s recommendation, the Committee will first assess the issue to see if there is any possible conflict of interest involving DMBT or affiliated persons of DMBT. If there is no perceived conflict of interest, the Committee will then vote the proxy according to the process described in “Procedures for Voting Proxies” above. If at least one member of the Committee has actual knowledge of a conflict of interest, the Committee will normally use another independent third party to do additional research on the particular issue in order to make a recommendation to the Committee on how to vote the proxy in the best interests of the client. The Committee will then review the proxy voting materials and recommendation provided by ISS/RiskMetrics and the independent third party to determine how to vote the issue in a manner which the Committee believes is consistent with DMBT’s Procedures and in the best interests of the client. In these instances, the Committee must come to a unanimous decision regarding how to vote the proxy or they will be required to vote the proxy in accordance with ISS/RiskMetrics’s original recommendation. Documentation of the reasons for voting contrary to ISS/RiskMetrics’s recommendation will generally be retained by DMBT.

Availability of Proxy Voting Information and Recordkeeping

Clients of DMBT will be directed to their client service representative to obtain information from DMBT on how their securities were voted. At the beginning of a new relationship with a client, DMBT will provide clients with a concise summary of DMBT’s proxy voting process and will inform clients that they can obtain a copy of the complete Procedures upon request. The information described in the preceding two sentences will be included in Part II of DMBT’s Form ADV which is delivered to each new client prior to the commencement of investment management services. Existing clients will also be provided with the above information.

DMBT will also retain extensive records regarding proxy voting on behalf of clients. DMBT will keep records of the following items: (i) the Procedures; (ii) proxy statements received regarding client securities (via hard copies held by ISS/RiskMetrics or electronic filings from the SEC’s EDGAR filing system); (iii) records of votes cast on behalf of DMBT’s clients (via ISS/RiskMetrics); (iv) records of a client’s written request for information on how DMBT voted proxies for the client, and any DMBT written response to an oral or written client request for information on how DMBT voted proxies for the client; and (v) any documents prepared by DMBT that were material to making a decision as to how to vote or that memorialized the basis for that decision. These records will be maintained in an easily accessible place for at least five years from the end of the fiscal year during which the last entry was made on such record. For the first two years, such records will be stored at the offices of DMBT.

Proxy Voting Guidelines

The following Guidelines summarize DMBT’s positions on various issues and give a general indication as to how the Advisers will vote shares on each issue. The Proxy Committee has reviewed the Guidelines and determined that voting proxies pursuant to the Guidelines should be in the best interests of the client and should facilitate the goal of maximizing the value of the client’s investments. Although the Advisers will usually vote proxies in accordance with these Guidelines, the Advisers reserve the right to vote certain issues counter to the Guidelines if, after a thorough review of the matter, the Adviser determines that a client’s best interests would be served by such a vote. Moreover, the list of Guidelines below may not include all potential voting issues. To the extent that the Guidelines do not cover potential voting issues, the Advisers will vote on such issues in a manner that is consistent with the spirit of the Guidelines below and that promotes the best interests of the client. DMBT’s Guidelines are listed immediately below and are organized by votes on proxies for underlying U.S. and non-U.S. portfolio securities, and by the types of issues that could potentially be brought up in a proxy statement:

U.S. Portfolio Security Voting Issues

1.	Operational Items

Adjourn Meeting

Generally vote AGAINST proposals to provide management with the authority to adjourn an annual or special meeting absent compelling reasons to support the proposal.

Generally vote FOR proposals that relate specifically to soliciting votes for a merger or transaction if supporting that merger or transaction. Generally vote AGAINST proposals if the wording is too vague or if the proposal includes “other business.”

Amend Quorum Requirements

Generally vote AGAINST proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding unless there are compelling reasons to support the proposal.

Amend Minor Bylaws

Generally vote FOR bylaw or charter changes that are of a housekeeping nature (updates or corrections).

Change Company Name

Generally vote FOR proposals to change the corporate name.

Change Date, Time, or Location of Annual Meeting

Generally vote FOR management proposals to change the date/time/location of the annual meeting unless the proposed change is unreasonable.

Generally vote AGAINST shareholder proposals to change the date/time/location of the annual meeting unless the current scheduling or location is unreasonable.

Auditor Indemnification and Limitation of Liability

Consider the issue of auditor indemnification and limitation of liability on a CASE-BY-CASE basis. Factors to be assessed include, but are not limited to:

•	The terms of the auditor agreement- the degree to which these agreements impact shareholders’ rights;
•	Motivation and rationale for establishing the agreements;
•	Quality of disclosure; and
•	Historical practices in the audit area.

Generally WITHHOLD or vote AGAINST members of an audit committee in situations where there is persuasive evidence that the audit committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

Auditor Ratification

Generally vote FOR proposals to ratify auditors, unless any of the following apply:

•	An auditor has a financial interest in or association with the company, and is therefore not independent
•	Fees for non-audit services are excessive, or
•	There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position; or
•	Poor accounting practices are identified that rise to a serious level of concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures.

Vote CASE-BY-CASE on shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services.

Vote CASE-BY-CASE on shareholder proposals asking for audit firm rotation, taking into account the tenure of the audit firm, the length of rotation specified in the proposal, any significant audit-related issues at the company, the number of audit committee meetings held each year, the number of financial experts serving on the committee, and whether the company has a periodic renewal process where the auditor is evaluated for both audit quality and competitive price.

Transact Other Business

Generally vote AGAINST proposals to approve other business when it appears as voting item.

2.	Board of Directors

Voting on Director Nominees in Uncontested Elections

Vote CASE-BY-CASE on director nominees.

Generally vote AGAINST or WITHHOLD from individual directors who:

•	Attend less than 75 percent of the board and committee meetings without a valid excuse (such as illness, service to the nation, work on behalf of the company);
•	Sit on more than six public company boards;
•	Are CEOs of public companies who sit on the boards of more than two public companies besides their own—withhold only at their outside boards.

Generally vote AGAINST or WITHHOLD from all nominees of the board of directors (except from new nominees, who should be considered on a CASE-BY-CASE basis) if:

•

The company’s proxy indicates that not all directors attended 75% of the aggregate of their board and committee meetings, but fails to provide the required disclosure of the names of the directors involved. If this information cannot be obtained, generally vote against/withhold from all incumbent directors;

•	The company’s poison pill has a dead-hand or modified dead-hand feature. Generally vote against/withhold every year until this feature is removed;
•

The board adopts or renews a poison pill without shareholder approval, does not commit to putting it to shareholder vote within 12 months of adoption (or in the case of an newly public company, does not commit to put the pill to a shareholder vote within 12 months following the IPO), or reneges on a commitment to put the pill to a vote, and has not yet received a withhold/against recommendation for this issue;

•

The board failed to act on a shareholder proposal that received approval by a majority of the shares outstanding the previous year (a management proposal with other than a FOR recommendation by management will not be considered as sufficient action taken);

•

The board failed to act on a shareholder proposal that received approval of the majority of shares cast for the previous two consecutive years; (a management proposal with other than a FOR recommendation by management will not be considered as sufficient action taken);

•	The board failed to act on takeover offers where the majority of the shareholders tendered their shares;
•

At the previous board election, any director received more than 50 percent withhold/against votes of the shares cast and the company has failed to address the underlying issue(s) that caused the high withhold withhold/against vote;

•

The company is a Russell 3000 company that has underperformed its industry group (GICS group) under certain company performance measurement criteria discussed in the section “Performance Test for Directors”;

•

The board is classified, and a continuing director responsible for a problematic governance issue at the board/committee level that would warrant a withhold/against vote recommendation is not up for election- any or all appropriate nominees (except new) may be held accountable.

Generally vote AGAINST or WITHHOLD from inside directors and affiliated outside directors when:

•	The inside or affiliated outside director serves on any of the three key committees: audit, compensation, or nominating;
•	The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee;
•	The company lacks a formal nominating committee, even if board attests that the independent directors fulfill the functions of such a committee;
•	The full board is less than majority independent.

Generally vote AGAINST or WITHHOLD from the members of the Audit Committee if:

•	The non-audit fees paid to the auditor are excessive;
•	Poor accounting practices are identified which rise to a level of serious concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures; or
•

There is persuasive evidence that the audit committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

Generally vote AGAINST or WITHHOLD from the members of the Compensation Committee if:

•	There is a negative correlation between the chief executive’s pay and company performance;
•	The company reprices underwater options for stock, cash or other consideration without prior shareholder approval, even if allowed in their equity plan;
•	The company fails to submit one-time transfers of stock options to a shareholder vote;
•	The company fails to fulfill the terms of a burn rate commitment they made to shareholders;
•	The company has backdated options (see details on this subject that follow);
•	The company has poor compensation practices (see details on this subject that follow). Poor pay practices may warrant withholding votes from the CEO and potentially the entire board as well.

Generally vote AGAINST or WITHHOLD from directors, individually or the entire board for egregious actions or failure to replace management as appropriate.

Age Limits

Generally vote AGAINST shareholder or management proposals to limit the tenure of outside directors through mandatory retirement ages.

Board Size

Generally vote FOR proposals seeking to fix the board size or designate a range for the board size.

Generally vote AGAINST proposals that give management the ability to alter the size of the board outside of a specified range without shareholder approval.

Classification/Declassification of the Board

Generally vote AGAINST proposals to classify the board.

Generally vote FOR proposals to repeal classified boards and to elect all directors annually.

Cumulative Voting

Generally vote AGAINST proposals to eliminate cumulative voting.

Generally vote FOR proposals to restore or provide for cumulative voting unless:

•	The company has proxy access or a similar structure to allow shareholders to nominate directors to the company’s ballot; and
•

The company has adopted a majority vote standard, with a carve-out for plurality voting in situations where there are more nominees than seats, and a director resignation policy to address failed elections.

Generally vote FOR proposals for cumulative voting at controlled companies (insider voting power > 50%).

Director and Officer Indemnification and Liability Protection

Proposals on director and officer indemnification and liability protection should be evaluated on a CASE-BY-CASE basis, using Delaware law as the standard.

Generally vote AGAINST proposals to eliminate entirely directors’ and officers’ liability for monetary damages for violating the duty of care.

Generally vote AGAINST indemnification proposals that would expand coverage beyond just legal expenses to liability for acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness.

Generally vote AGAINST proposals that would expand the scope of indemnification to provide for mandatory indemnification of company officials in connection with acts that previously the company was permitted to provide indemnification for at the discretion of the company’s board (i.e. “permissive indemnification”) but that previously the company was not required to indemnify.

Generally vote FOR only those proposals providing such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful if both of the following apply:

•	If the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and
•	If only the director’s legal expenses would be covered.

Establish/Amend Nominee Qualifications

Vote CASE-BY-CASE on proposals that establish or amend director qualifications. Votes should be based on how reasonable the criteria are and to what degree they may preclude dissident nominees from joining the board.

Generally vote AGAINST shareholder proposals requiring two candidates per board seat.

Filling Vacancies/Removal of Directors

Generally vote AGAINST proposals that provide that directors may be removed only for cause.

Generally vote FOR proposals to restore shareholders’ ability to remove directors with or without cause.

Generally vote AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies.

Generally vote FOR proposals that permit shareholders to elect directors to fill board vacancies.

Independent Chair (Separate Chair/CEO)

Generally vote FOR shareholder proposals requiring the position of chair be filled by an independent director unless there are compelling reasons to recommend against the proposal, such as a counterbalancing governance structure. This should generally include all of the following:

•

Designated lead director, elected by and from the independent board members with clearly delineated and comprehensive duties. (The role may alternatively reside with a presiding director, vice chairman, or rotating lead director; however the director must serve a minimum of one year in order to qualify as a lead director.) The duties should include, but are not limited to, the following:

–	Presides at all meetings of the board at which the chairman is not present, including executive sessions of the independent directors,
–	Serves as liaison between the chairman and the independent directors,
–	Approves information sent to the board,
–	Approves meeting agendas for the board,
–	Approves meetings schedules to assure that there is sufficient time for discussion of all agenda items,
–	Has the authority to call meetings of the independent directors,
–	If requested by major shareholders, ensures that he is available for consultation and direct communication;
–	The company publicly discloses a comparison of the duties of its independent lead director and its chairman;
–	The company publicly discloses a sufficient explanation of why it chooses not to give the position of chairman to the independent lead director, and instead combine the chairman and CEO positions;
•	Two-thirds independent board;
•	All-independent key committees;
•	Established governance guidelines;
•

The company should not have underperformed both its peers and index on both a one-year and three-year total shareholder returns basis, unless there has been a change in the Chairman/CEO position within that time;

•	The company does not have any problematic governance issues.

Generally vote FOR the proposal if the company does not provide disclosure with respect to any or all of the bullet points above. If disclosure is provided, evaluate on a CASE-BY-CASE basis.

Majority of Independent Directors/Establishment of Committees

Generally vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets that proposed threshold.

Generally vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.

Majority Vote Shareholder Proposals

Generally vote FOR precatory and binding resolutions requesting that the board change the company’s bylaws to stipulate that directors need to be elected with an affirmative majority of votes cast, provided it does not conflict with the state law where the company is incorporated. Binding resolutions need to allow for a carve-out for a plurality vote standard when there are more nominees than board seats.

Companies are strongly encouraged to also adopt a post-election policy (also know as a director resignation policy) that will provide guidelines so that the company will promptly address the situation of a holdover director.

Office of the Board

Generally vote FOR shareholders proposals requesting that the board establish an Office of the Board of Directors in order to facilitate direct communications between shareholders and non-management directors, unless the company has all of the following:

•	Established a communication structure that goes beyond the exchange requirements to facilitate the exchange of information between shareholders and members of the board;
•	Effectively disclosed information with respect to this structure to its shareholders;
•	Company has not ignored majority supported shareholder proposals or a majority withhold vote on a director nominee; and
•	The company has an independent chairman or a lead/presiding director. This individual must be made available for periodic consultation and direct communication with major shareholders.

Open Access

Vote shareholder proposals asking for open or proxy access on a CASE-BY-CASE basis, taking into account:

•	The ownership threshold proposed in the resolution;
•	The proponent’s rationale for the proposal at the targeted company in terms of board and director conduct.

Stock Ownership Requirements

Generally vote AGAINST shareholder proposals that mandate a minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While stock ownership on the part of directors is desired, the company should determine the appropriate ownership requirement.

Vote CASE-BY-CASE on shareholder proposals asking that the company adopt a holding or retention period for its executives (for holding stock after the vesting or exercise of equity awards), taking into account any stock ownership requirements or holding period/retention ratio already in place and the actual ownership level of executives.

Term Limits

Generally vote AGAINST shareholder or management proposals to limit the tenure of outside directors through term limits. However, scrutinize boards where the average tenure of all directors exceeds 15 years for independence from management and for sufficient turnover to ensure that new perspectives are being added to the board.

3.	Proxy Contests

Voting for Director Nominees in Contested Elections

Vote CASE-BY-CASE on the election of directors in contested elections, considering the following factors:

•	Long-term financial performance of the target company relative to its industry;
•	Management’s track record;
•	Background to the proxy contest;
•	Qualifications of director nominees (both slates);

•	Strategic plan of dissident slate and quality of critique against management;
•	Likelihood that the proposed goals and objectives can be achieved (both slates);
•	Stock ownership positions.

Reimbursing Proxy Solicitation Expenses

Vote CASE-BY-CASE on proposals to reimburse proxy solicitation expenses. When voting in conjunction with support of a dissident slate, generally vote FOR the reimbursement of all appropriate proxy solicitation expenses associated with the election.

Generally vote FOR shareholder proposals calling for the reimbursement of reasonable costs incurred in connection with nominating one or more candidates in a contested election where the following apply:

•	The election of fewer than 50% of the directors to be elected is contested in the election;
•	One or more of the dissident’s candidates is elected;
•	Shareholders are not permitted to cumulate their votes for directors; and
•	The election occurred, and the expenses were incurred, after the adoption of this bylaw.

Confidential Voting

Generally vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived.

Generally vote FOR management proposals to adopt confidential voting.

4.	Antitakeover Defenses and Voting Related Issues

Advance Notice Requirements for Shareholder Proposals/Nominations

Vote CASE-BY-CASE on advance notice proposals, supporting those proposals which allow shareholders to submit proposals as close to the meeting date as reasonably possible and within the broadest window possible.

Amend Bylaws without Shareholder Consent

Generally vote AGAINST proposals giving the board exclusive authority to amend the bylaws.

Generally vote FOR proposals giving the board the ability to amend the bylaws in addition to shareholders.

Poison Pills

Generally vote FOR shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it UNLESS the company has: (1) A shareholder approved poison pill in place; or (2) The company has adopted a policy concerning the adoption of a pill in the future specifying that the board will only adopt a shareholder rights plan if either:

•	Shareholders have approved the adoption of the plan; or
•

The board, in its exercise of its fiduciary responsibilities, determines that it is in the best interest of shareholders under the circumstances to adopt a pill without the delay in adoption that would result from seeking stockholder approval (i.e. the “fiduciary out” provision). A poison pill adopted under this fiduciary out will be put to a shareholder ratification vote within 12 months of adoption or expire. If the pill is not approved by a majority of the votes cast on this issue, the plan will immediately terminate.

Generally vote FOR shareholder proposals calling for poison pills to be put to a vote within a time period of less than one year after adoption. If the company has no non-shareholder approved poison pill in place and has adopted a policy with the provisions outlined above, generally vote AGAINST the proposal. If these conditions are not met, generally vote FOR the proposal, but with the caveat that a vote within twelve months would be considered sufficient.

Vote CASE-by-CASE on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan. Rights plans should generally contain the following attributes:

•	No lower than a 20% trigger, flip-in or flip-over;
•	A term of no more than three years;
•	No dead-hand, slow-hand, no-hand or similar feature that limits the ability of a future board to redeem the pill;
•

Shareholder redemption feature (qualifying offer clause); if the board refuses to redeem the pill 90 days after a qualifying offer is announced, ten percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill.

Shareholder Ability to Act by Written Consent

Generally vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.

Generally vote FOR proposals to allow or make easier shareholder action by written consent.

Shareholder Ability to Call Special Meetings

Generally vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.

Generally vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

Supermajority Vote Requirements

Generally vote AGAINST proposals to require a supermajority shareholder vote.

Generally vote FOR proposals to lower supermajority vote requirements.

5.	Mergers and Corporate Restructurings

Overall Approach

For mergers and acquisitions, review and evaluate the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors generally including:

•

Valuation—Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, emphasis is placed on the offer premium, market reaction and strategic rationale.

•	Market reaction—How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal.

•

Strategic rationale—Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

•

Negotiations and process—Were the terms of the transaction negotiated at arm’s-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders. Significant negotiation

“wins” can also signify the deal makers’ competency. The comprehensiveness of the sales process (e.g., full auction, partial auction, no auction) can also affect shareholder value.

•

Conflicts of interest—Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. Consider whether these interests may have influenced these directors and officers to support or recommend the merger.

•

Governance—Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

Appraisal Rights

Generally vote FOR proposals to restore, or provide shareholders with, rights of appraisal.

Asset Purchases

Vote CASE-BY-CASE on asset purchase proposals, considering the following factors:

•	Purchase price
•	Fairness opinion
•	Financial and strategic benefits
•	How the deal was negotiated
•	Conflicts of interest
•	Other alternatives for the business
•	Noncompletion risk.

Asset Sales

Votes on asset sales should be determined on a CASE-BY-CASE basis, considering the following factors:

•	Impact on the balance sheet/working capital
•	Potential elimination of diseconomies
•	Anticipated financial and operating benefits
•	Anticipated use of funds
•	Value received for the asset
•	Fairness opinion
•	How the deal was negotiated
•	Conflicts of interest.

Bundled Proposals

Review on a CASE-BY-CASE basis bundled or “conditional” proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders’ best interests, generally vote AGAINST the proposals. If the combined effect is positive, generally support such proposals.

Conversion of Securities

Votes on proposals regarding conversion of securities are determined on a CASE-BY-CASE basis. When evaluating these proposals the investor should review the dilution to existing shareholders, the conversion price relative to market value, financial issues, control issues, termination penalties, and conflicts of interest.

Generally vote FOR the conversion if it is expected that the company will be subject to onerous penalties or will be forced to file for bankruptcy if the transaction is not approved.

Corporate Reorganization/Debt Restructuring/Prepackaged Bankruptcy Plans/Reverse Leveraged Buyouts/Wrap Plans

Votes on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan are determined on a CASE-BY-CASE basis, taking into consideration the following:

•	Dilution to existing shareholders’ position
•	Terms of the offer
•	Financial issues
•	Management’s efforts to pursue other alternatives
•	Control issues
•	Conflicts of interest.

Generally vote FOR the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

Formation of Holding Company

Votes on proposals regarding the formation of a holding company should be determined on a CASE-BY-CASE basis, taking into consideration the following:

•	The reasons for the change
•	Any financial or tax benefits
•	Regulatory benefits
•	Increases in capital structure
•	Changes to the articles of incorporation or bylaws of the company.

Absent compelling financial reasons to recommend the transaction, generally vote AGAINST the formation of a holding company if the transaction would include either of the following:

•	Increases in common or preferred stock that seem excessive
•	Adverse changes in shareholder rights

Going Private Transactions (LBOs, Minority Squeezeouts and GoingDark)

Vote going private transactions on a CASE-BY-CASE basis, taking into account the following: offer price/premium, fairness opinion, how the deal was negotiated, conflicts of interest, other alternatives/offers considered, and noncompletion risk.

Vote CASE-BY-CASE on “going dark” transactions, determining whether the transaction enhances shareholder value by taking into consideration:

•	Whether the company has attained benefits from being publicly-traded (examination of trading volume, liquidity, and market research of the stock);
•	Cash-out value;
•	Whether the interests of continuing and cashed-out shareholders are balanced; and
•	The market reaction to public announcement of transaction.

Joint Ventures

Votes CASE-BY-CASE on proposals to form joint ventures, taking into account the following: percentage of assets/business contributed, percentage ownership, financial and strategic benefits, governance structure, conflicts of interest, other alternatives, and noncompletion risk.

Liquidations

Votes on liquidations should be made on a CASE-BY-CASE basis after reviewing management’s efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation. Generally vote FOR the liquidation if the company will file for bankruptcy if the proposal is not approved.

Mergers and Acquisitions/ Issuance of Shares to Facilitate Merger or Acquisition

Votes on mergers and acquisitions should be considered on a CASE-BY-CASE basis, determining whether the transaction enhances shareholder value by giving consideration to items listed under “Mergers and Corporate Restructurings: Overall Approach”.

Private Placements/Warrants/Convertible Debentures

Votes on proposals regarding private placements should be determined on a CASE-BY-CASE basis, taking into consideration: dilution to existing shareholders’ position, terms of the offer, financial issues, management’s efforts to pursue other alternatives, control issues, and conflicts of interest.

Generally vote FOR the private placement if it is expected that the company will file for bankruptcy if the transaction is not approved.

Spinoffs

Votes on spinoffs should be considered on a CASE-BY-CASE basis considering:

•	Tax and regulatory advantages
•	Planned use of the sale proceeds
•	Valuation of spinoff
•	Fairness opinion
•	Benefits to the parent company
•	Conflicts of interest
•	Managerial incentives
•	Corporate governance changes
•	Changes in the capital structure.

Value Maximization Proposals

Vote CASE-BY-CASE on shareholder proposals seeking to maximize shareholder value by hiring a financial advisor to explore strategic alternatives, selling the company or liquidating the company and distributing the proceeds to shareholders. These proposals should be evaluated based on the following factors: prolonged poor performance with no turnaround in sight, signs of entrenched board and management, strategic plan in place for improving value, likelihood of receiving reasonable value in a sale or dissolution, and whether company is actively exploring its strategic options, including retaining a financial advisor.

6.	State of Incorporation

Control Share Acquisition Provisions

Generally vote FOR proposals to opt out of control share acquisition statutes unless doing so would enable the completion of a takeover that would be detrimental to shareholders.

Generally vote AGAINST proposals to amend the charter to include control share acquisition provisions.

Generally vote FOR proposals to restore voting rights to the control shares.

Control Share Cashout Provisions

Generally vote FOR proposals to opt out of control share cashout statutes.

Disgorgement Provisions

Generally vote FOR proposals to opt out of state disgorgement provisions.

Fair Price Provisions

Vote proposals to adopt fair price provisions on a CASE-BY-CASE basis, evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price.

Generally vote AGAINST fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

Freezeout Provisions

Generally vote FOR proposals to opt out of state freezeout provisions.

Greenmail

Generally vote FOR proposals to adopt antigreenmail charter of bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.

Vote on a CASE-BY-CASE basis antigreenmail proposals when they are bundled with other charter or bylaw amendments.

Reincorporation Proposals

Proposals to change a company’s state of incorporation should be evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, comparative economic benefits, and a comparison of the jurisdictional laws.

Generally vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

Stakeholder Provisions

Generally vote AGAINST proposals that ask the board to consider nonshareholder constituencies or other nonfinancial effects when evaluating a merger or business combination.

State Antitakeover Statutes

Vote on a CASE-BY-CASE basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, antigreenmail provisions, and disgorgement provisions).

7.	Capital Structure

Adjustments to Par Value of Common Stock

Generally vote FOR management proposals to reduce the par value of common stock.

Common Stock Authorization

Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis.

Generally vote FOR proposals to approve increases beyond the allowable increase when a company’s shares are in danger of being delisted or if a company’s ability to continue to operate as a going concern is uncertain.

In addition, for capital requests less than or equal to 300 percent of the current authorized shares that marginally fail the calculated allowable cap (i.e., exceed the allowable cap by no more than 5 percent), on a CASE-BY-CASE basis, generally vote FOR the increase based on the company’s performance and whether the company’s ongoing use of shares has shown prudence. Factors should include, at a minimum, the following:

•	Rationale;
•	Good performance with respect to peers and index on a five-year total shareholder return basis;
•	Absence of non-shareholder approved poison pill;
•	Reasonable equity compensation burn rate;
•	No non-shareholder approved pay plans; and
•	Absence of egregious equity compensation practices.

Dual-class Stock

Generally vote AGAINST proposals to create a new class of common stock with superior voting rights.

Generally vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.

Generally vote FOR proposals to create a new class of nonvoting or subvoting common stock if:

•	It is intended for financing purposes with minimal or no dilution to current shareholders
•	It is not designed to preserve the voting power of an insider or significant shareholder

Issue Stock for Use with Rights Plan

Generally vote AGAINST proposals that increase authorized common stock for the explicit purpose of implementing a non-shareholder approved shareholder rights plan (poison pill).

Preemptive Rights

Review on a CASE-BY-CASE basis shareholder proposals that seek preemptive rights. In evaluating proposals on preemptive rights, consider the size of a company, the characteristics of its shareholder base, and the liquidity of the stock.

Preferred Stock

Generally vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights (“blank check” preferred stock).

Generally vote FOR proposals to create “declawed” blank check preferred stock (stock that cannot be used as a takeover defense).

Generally vote FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

Generally vote AGAINST proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose.

Vote CASE-BY-CASE on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company’s industry and performance in terms of shareholder returns.

Recapitalization

Vote CASE-BY-CASE on recapitalizations (reclassifications of securities), taking into account the following: more simplified capital structure, enhanced liquidity, fairness of conversion terms, impact on voting power and dividends, reasons for the reclassification, conflicts of interest, and other alternatives considered.

Reverse Stock Splits

Generally vote FOR management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced.

Generally vote FOR management proposals to implement a reverse stock split to avoid delisting.

Vote CASE-BY-CASE on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue based on the allowable increased calculated using the Capital Structure model.

Share Repurchase Programs

Generally vote FOR management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

Stock Distributions: Splits and Dividends

Generally vote FOR management proposals to increase the common share authorization for a stock split or share dividend, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance.

Tracking Stock

Votes on the creation of tracking stock are determined on a CASE-BY-CASE basis, weighing the strategic value of the transaction against such factors as: adverse governance changes, excessive increases in authorized capital stock, unfair method of distribution, diminution of voting rights, adverse conversion features, negative impact on stock option plans, and other alternatives such as spinoff.

8.	Executive and Director Compensation

Equity Compensation Plans

Vote CASE-BY-CASE on equity-based compensation plans. Generally vote AGAINST the equity plan if any of the following factors apply:

•	The total cost of the company’s equity plans is unreasonable;
•	The plan expressly permits the repricing of stock options without prior shareholder approval;

•	There is a disconnect between CEO pay and the company’s performance;
•	The company’s three year burn rate exceeds the greater of 2% and the mean plus 1 standard deviation of its industry group; or
•	The plan is a vehicle for poor pay practices.

Each of these factors is further described below:

Cost of Equity Plans

Generally vote AGAINST equity plans if the cost is unreasonable. For non-employee director plans, generally vote FOR the plan if certain factors are met (see Director Compensation section).

Repricing Provisions

Generally vote AGAINST plans that expressly permit the repricing of underwater stock options without shareholder approval, even if the cost of the plan is reasonable. Also, generally vote AGAINST OR WITHHOLD from members of the Compensation Committee who approved and/or implemented an option exchange program by repricing and buying out underwater options for stock, cash or other consideration or canceling underwater options and regranting options with a lower exercise price without prior shareholder approval, even if such repricings are allowed in their equity plan.

Generally vote AGAINST plans if the company has a history of repricing options without shareholder approval, and the applicable listing standards would not preclude them from doing so.

Pay-for Performance Disconnect

Generally vote AGAINST plans in which:

•	there is a disconnect between the CEO’s pay and company performance (an increase in pay and a decrease in performance);
•	the main source of the pay increase (over half) is equity-based; and
•	the CEO is a participant of the equity proposal.

Generally vote AGAINST OR WITHHOLD votes from the Compensation Committee members when the company has a pay for performance disconnect.

On a CASE-BY-CASE basis, generally vote for equity plans and for compensation committee members with a pay-for-performance disconnect if compensation committee members can present strong and compelling evidence of improved committee performance. This evidence must go beyond the usual compensation committee report disclosure. This additional evidence necessary generally includes all of the following:

•	The compensation committee has reviewed all components of the CEO’s compensation, including the following:
–	Base salary, bonus, long-term incentives;
–	Accumulative realized and unrealized stock option and restricted stock gains;
–	Dollar value of perquisites and other personal benefits to the CEO and the total cost to the company;
–	Earnings and accumulated payment obligations under the company’s nonqualified deferred compensation program;
–	Actual projected payment obligations under the company’s supplemental executive retirement plan (SERPs).
•	A tally sheet with all the above components should be disclosed for the following termination scenarios:
–	Payment if termination occurs within 12 months: $ ;
–	Payment if “not for cause” termination occurs within 12 months: $ ;
–	Payment if “change of control” termination occurs within 12 months: $ .

•

The compensation committee is committed to providing additional information on the named executives’ annual cash bonus program and/or long-term incentive cash plan for the current fiscal year. The compensation committee will provide full disclosure of the qualitative and quantitative performance criteria and hurdle rates used to determine the payouts of the cash program. From this disclosure, shareholders will know the minimum level of performance required for any cash bonus to be delivered, as well as the maximum cash bonus payable for superior performance.

The repetition of the compensation committee report does not meet a requirement of compelling and strong evidence of improved disclosure. The level of transparency and disclosure is at the highest level where shareholders can understand the mechanics of the annual cash bonus and/or long-term incentive cash plan based on the additional disclosure.

•

The compensation committee is committed to granting a substantial portion of performance-based equity awards to the named executive officers. A substantial portion of performance-based awards would be at least 50 percent of the shares awarded to each of the named executive officers. Performance-based equity awards are earned or paid out based on the achievement of company performance targets. The company will disclose the details of the performance criteria (e.g., return on equity) and the hurdle rates (e.g., 15 percent) associated with the performance targets. From this disclosure, shareholders will know the minimum level of performance required for any equity grants to be made. The performance-based equity awards do not refer to non-qualified stock options[1] or performance-accelerated grants.[2] Instead, performance-based equity awards are performance-contingent grants where the individual will not receive the equity grant by not meeting the target performance and vice versa.

The level of transparency and disclosure is at the highest level where shareholders can understand the mechanics of the performance-based equity awards based on the additional disclosure.

•

The compensation committee has the sole authority to hire and fire outside compensation consultants. The role of the outside compensation consultant is to assist the compensation committee to analyze executive pay packages or contracts and understand the company’s financial measures.

Three-Year Burn Rate/Burn Rate Commitment

Generally vote AGAINST plans if the company’s most recent three-year burn rate exceeds one standard deviation in excess of the industry mean and is over two percent of common shares outstanding. The three-year burn rate policy does not apply to non-employee director plans unless outside directors receive a significant portion of shares each year.

However, generally vote FOR equity plans if the company fails this burn rate test but the company commits in a public filing to a three-year average burn rate equal to its GICS group burn rate mean plus one standard deviation (or 2%, whichever is greater), assuming all other conditions for voting FOR the plan have been met.

If a company fails to fulfill its burn rate commitment, generally vote to WITHHOLD from the compensation committee.

Poor Pay Practices

Generally vote AGAINST equity plans if the plan is a vehicle for poor compensation practices.

1 Non-qualified stock options are not performance-based awards unless the grant or the vesting of the stock options is tied to the achievement of a pre-determined and disclosed performance measure. A rising stock market will generally increase share prices of all companies, despite of the company’s underlying performance.

2 Performance-accelerated grants are awards that vest earlier based on the achievement of a specified measure. However, these grants will ultimately vest over time even without the attainment of the goal(s).

Generally vote AGAINST or WITHHOLD from compensation committee members, CEO, and potentially the entire board, if the company has poor compensation practices. The following practices, while not exhaustive, are examples of poor compensation practices that may warrant vote against or withholding votes:

•	Egregious employment contracts: Contracts containing multi-year guarantees for salary increases, bonuses , and equity compensation);
•

Excessive perks: overly generous cost and/or reimbursement of taxes for personal use of corporate aircraft, personal security systems maintenance and/or installation, car allowances, and/or other excessive arrangements relative to base salary;

•	Abnormally large bonus payouts without justifiable performance linkage or proper disclosure;
•	Performance metrics that are changed, canceled or replaced during the performance period without adequate explanation of the action and the link to performance;
•	Egregious pension/SERP (supplemental executive retirement plan) payouts:
–	Inclusion of additional years of service not worked that result in significant payouts;
–	Inclusion of performance-based equity awards in the pension calculation;
•	New CEO with overly generous new hire package: Excessive “make whole” provisions;
•	Any of the poor pay practices listed in this policy;
•	Excessive severance and/or change-in-control provisions: Inclusion of excessive change-in-control or severance payments, especially those with a multiple in excess of 3X cash pay;
•	Severance paid for a “performance termination,” (i.e., due to the executive’s failure to perform job functions at the appropriate level);
•	Change-in-control payouts without loss of job or substantial diminution of job duties (single-triggered);
•	Perquisites for former executives such as car allowances, personal use of corporate aircraft, or other inappropriate arrangements;
•	Poor disclosure practices: Unclear explanation of how the CEO is involved in the pay setting process;
•	Retrospective performance targets and methodology not discussed;
•	Methodology for benchmarking practices and/or peer group not disclosed and explained;
•	Internal Pay Disparity: Excessive differential between CEO total pay and that of next highest-paid named executive officer (NEO);
•	Options backdating (covered in a separate policy); and
•	Other excessive compensation payouts or poor pay practices at the company.

401(k) Employee Benefit Plans

Generally vote FOR proposals to implement a 401(k) savings plan for employees.

Advisory Vote on Executive Compensation (Say-on-Pay) Management Proposals

Vote CASE-BY-CASE on management proposals for an advisory vote on executive compensation. Generally vote AGAINST these resolutions in cases where boards have failed to demonstrate good stewardship of investors’ interests regarding executive compensation practices. The following principles and factors should be considered:

1.    The following five global principles apply to all markets:

Maintain appropriate pay-for-performance alignment with emphasis on long-term shareholder value: This principle encompasses overall executive pay practices, which must be designed to attract, retain, and appropriately motivate the key employees who drive shareholder value creation over the long term. It will take into consideration, among other factors: the linkage between pay and performance; the mix between fixed and variable pay; performance goals; and equity-based plan costs;

Avoid arrangements that risk “pay for failure”: This principle addresses the use and appropriateness of long or indefinite contracts, excessive severance packages, and guaranteed compensation;

Maintain an independent and effective compensation committee: This principle promotes oversight of executive pay programs by directors with appropriate skills, knowledge, experience, and a sound process for compensation decision-making (e.g., including access to independent expertise and advice when needed);

Provide shareholders with clear, comprehensive compensation disclosures: This principle underscores the importance of informative and timely disclosures that enable shareholders to evaluate executive pay practices fully and fairly;

Avoid inappropriate pay to non-executive directors: This principle recognizes the interests of shareholders in ensuring that compensation to outside directors does not compromise their independence and ability to make appropriate judgments in overseeing managers’ pay and performance. At the market level, it may incorporate a variety of generally accepted best practices.

2.    For U.S. companies, vote CASE-BY-CASE considering the following factors in the context of each company’s specific circumstances and the board’s disclosed rationale for its practices:

Relative Considerations:

•	Assessment of performance metrics relative to business strategy;
•	Evaluation of peer groups used to set target pay or award opportunities;
•	Alignment of company performance and executive pay trends over time (e.g., performance down: pay down);
•	Assessment of disparity between total pay of the CEO and other Named Executive Officers (NEOs).

Design Considerations:

•	Balance of fixed versus performance-driven pay;
•	Assessment of excessive practices with respect to perks, severance packages, supplemental executive pension plans, and burn rates.

Communication Considerations:

•

Evaluation of information and board rationale about how compensation is determined (e.g., why certain elements and pay targets are used, and specific incentive plan goals, especially retrospective goals);

•	Assessment of board’s responsiveness to investor input and engagement on compensation issues (e.g., in responding to majority-supported shareholder proposals on executive pay topics).

Director Compensation

Vote CASE-BY-CASE on compensation plans for non-employee directors, based on the cost of the plans against the company’s allowable cap.

On occasion, director stock plans that set aside a relatively small number of shares when combined with employee or executive stock compensation plans exceed the allowable cap. Generally vote for the plan if ALL of the following qualitative factors in the board’s compensation are met and disclosed in the proxy statement:

•	Director stock ownership guidelines with a minimum of three times the annual cash retainer.
•	Vesting schedule or mandatory holding/deferral period:
–	A minimum vesting of three years for stock options or restricted stock; or
–	Deferred stock payable at the end of a three-year deferral period.
•	Mix between cash and equity:
–	A balanced mix of cash and equity, for example 40% cash/60% equity or 50% cash/50% equity; or
–	If the mix is heavier on the equity component, the vesting schedule or deferral period should be more stringent, with the lesser of five years or the term of directorship.
•	No retirement/benefits and perquisites provided to non-employee directors; and

•

Detailed disclosure provided on cash and equity compensation delivered to each non-employee director for the most recent fiscal year in a table. The column headers for the table may include the following: name of each non-employee director, annual retainer, board meeting fees, committee retainer, committee-meeting fees, and equity grants.

Director Retirement Plans

Generally vote AGAINST retirement plans for non-employee directors.

Generally vote FOR shareholder proposals to eliminate retirement plans for non-employee directors.

Employee Stock Ownership Plans (ESOPs)

Generally vote FOR proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than five percent of outstanding shares).

Employee Stock Purchase Plans—Qualified Plans

Vote CASE-BY-CASE on qualified employee stock purchase plans. Generally vote FOR employee stock purchase plans where all of the following apply:

•	Purchase price is at least 85 percent of fair market value;
•	Offering period is 27 months or less; and
•	The number of shares allocated to the plan is ten percent or less of the outstanding shares.

Generally vote AGAINST qualified employee stock purchase plans where any of the following apply:

•	Purchase price is less than 85 percent of fair market value; or
•	Offering period is greater than 27 months; or
•	The number of shares allocated to the plan is more than ten percent of the outstanding shares.

Employee Stock Purchase Plans—Non-Qualified Plans

Vote CASE-by-CASE on nonqualified employee stock purchase plans. Generally vote FOR nonqualified employee stock purchase plans with all the following features:

•	Broad-based participation (i.e., all employees of the company with the exclusion of individuals with 5 percent or more of beneficial ownership of the company);
•	Limits on employee contribution, which may be a fixed dollar amount or expressed as a percent of base salary;
•	Company matching contribution up to 25 percent of employee’s contribution, which is effectively a discount of 20 percent from market value;
•	No discount on the stock price on the date of purchase since there is a company matching contribution.

Generally vote AGAINST nonqualified employee stock purchase plans when any of the plan features do not meet the above criteria. If the company matching contribution exceeds 25 percent of employee’s contribution, evaluate the cost of the plan against its allowable cap.

Incentive Bonus Plans and Tax Deductibility Proposals (OBRA-Related Compensation Proposals)

Generally vote FOR proposals that simply amend shareholder-approved compensation plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m).

Section 162(m) of the Internal Revenue Code

Generally vote FOR proposals to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) unless they are clearly inappropriate.

Vote CASE-BY-CASE on amendments to existing plans to increase shares reserved and to qualify for favorable tax treatment under the provisions of Section 162(m) as long as the plan does not exceed the allowable cap and the plan does not violate any of the supplemental policies.

Generally vote FOR cash or cash and stock bonus plans that are submitted to shareholders for the purpose of exempting compensation from taxes under the provisions of Section 162(m) if no increase in shares is requested.

Options Backdating

In cases where a company has practiced options backdating, vote AGAINST or WITHHOLD on a CASE-BY-CASE basis from the members of the compensation committee, depending on the severity of the practices and the subsequent corrective actions on the part of the board. Generally vote AGAINST or WITHHOLD from the compensation committee members who oversaw the questionable options grant practices or from current compensation committee members who fail to respond to the issue proactively, depending on several factors, including, but not limited to:

•	Reason and motive for the options backdating issue, such as inadvertent vs. deliberate grant date changes;
•	Length of time of options backdating;
•	Size of restatement due to options backdating;
•	Corrective actions taken by the board or compensation committee, such as canceling or repricing backdated options, or recoupment of option gains on backdated grants;
•	Adoption of a grant policy that prohibits backdating, and creation of a fixed grant schedule or window period for equity grants going forward.

Option Exchange Programs/Repricing Options

Vote CASE-by-CASE on management proposals seeking approval to exchange/reprice options taking into consideration:

•	Historic trading patterns—the stock price should not be so volatile that the options are likely to be back “in-the-money” over the near term;
•	Rationale for the re-pricing—was the stock price decline beyond management’s control?
•	Is this a value-for-value exchange?
•	Are surrendered stock options added back to the plan reserve?
•	Option vesting—does the new option vest immediately or is there a black-out period?
•	Term of the option—the term should remain the same as that of the replaced option;
•	Exercise price—should be set at fair market or a premium to market;
•	Participants—executive officers and directors should be excluded.

If the surrendered options are added back to the equity plans for re-issuance, then also take into consideration the company’s three-year average burn rate. In addition to the above considerations, evaluate the intent, rationale, and timing of the repricing proposal.

The proposal should clearly articulate why the board is choosing to conduct an exchange program at this point in time. Repricing underwater options after a recent precipitous drop in the company’s stock price demonstrates poor timing. Repricing after a recent decline in stock price triggers additional scrutiny and a potential AGAINST vote on the proposal. At a minimum, the decline should not have happened within the past year. Also, consider the terms of the surrendered options, such as the grant date, exercise price and vesting schedule. Grant dates of surrendered options should be far enough back (two to three years) so as not to suggest that repricings are being done to take advantage of short-term downward price movements. Similarly, the exercise price of surrendered options should generally be above the 52-week high for the stock price.

Stock Plans in Lieu of Cash

Vote CASE-by-CASE on plans which provide participants with the option of taking all or a portion of their cash compensation in the form of stock.

Generally vote FOR non-employee director only equity plans which provide a dollar-for-dollar cash for stock exchange.

Vote CASE-by-CASE on plans which do not provide a dollar-for-dollar, cash-for-stock exchange.

Transfer Programs of Stock Options

One-time Transfers: generally vote AGAINST or WITHHOLD votes from compensation committee members if they fail to submit one-time transfers for to shareholders for approval.

Vote CASE-BY-CASE on one-time transfers. Generally vote FOR if:

•	Executive officers and non-employee directors are excluded from participating;
•

Stock options are purchased by third-party financial institutions at a discount to their fair value using option pricing models such as Black-Scholes or a Binomial Option Valuation or other appropriate financial models;

•	There is a two-year minimum holding period for sale proceeds (cash or stock) for all participants.

Additionally, management should provide a clear explanation of why options are being transferred and whether the events leading up to the decline in stock price were beyond management’s control. A review of the company’s historic stock price volatility should indicate if the options are likely to be back “in-the-money” over the near term.

Ongoing Transferable Stock Options (TSO) program: Generally vote against equity plan proposals if the details of ongoing TSO programs are not provided to shareholders. Since TSOs will be one of the award types under a stock plan, the ongoing TSO program, structure and mechanics must be disclosed to shareholders. The specific criteria to be considered in evaluating these proposals include, but not limited, to the following:

•	Eligibility;
•	Vesting;
•	Bid-price;
•	Term of options;
•	Transfer value to third-party financial institution, employees and the company.

Amendments to existing plans that allow for introduction of transferability of stock options should make clear that only options granted post-amendment shall be transferable.

Advisory Vote on Executive Compensation (Say-on-Pay)

Generally vote FOR shareholder proposals that call for non-binding shareholder ratification of the compensation of the named Executive Officers and the accompanying narrative disclosure of material factors provided to understand the Summary Compensation Table.

Compensation Consultants—Disclosure of Board or Company’s Utilization

Generally vote FOR shareholder proposals seeking disclosure regarding the Company, Board, or Board committee’s use of compensation consultants, such as company name, business relationship(s) and fees paid.

Disclosure/Setting Levels or Types of Compensation for Executives and Directors

Generally vote FOR shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders’ needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company.

Generally vote AGAINST shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation.

Generally vote AGAINST shareholder proposals requiring director fees be paid in stock only.

Vote CASE-BY-CASE on all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

Pay for Superior Performance

Generally vote FOR shareholder proposals based on a case-by-case analysis that requests the board establish a pay-for-superior performance standard in the company’s executive compensation plan for senior executives. The proposal has the following principles:

•	Sets compensation targets for the Plan’s annual and long-term incentive pay components at or below the peer group median;
•	Delivers a majority of the Plan’s target long-term compensation through performance-vested, not simply time-vested, equity awards;
•

Provides the strategic rationale and relative weightings of the financial and non-financial performance metrics or criteria used in the annual and performance-vested long-term incentive components of the plan;

•	Establishes performance targets for each plan financial metric relative to the performance of the company’s peer companies;
•

Limits payment under the annual and performance-vested long-term incentive components of the plan to when the company’s performance on its selected financial performance metrics exceeds peer group median performance.

Generally consider the following factors in evaluating this proposal:

•	What aspects of the company’s annual and long-term equity incentive programs are performance driven?
•

If the annual and long-term equity incentive programs are performance driven, are the performance criteria and hurdle rates disclosed to shareholders or are they benchmarked against a disclosed peer group?

•	Can shareholders assess the correlation between pay and performance based on the current disclosure?
•	What type of industry and stage of business cycle does the company belong to?

Pension Plan Income Accounting

Generally vote FOR shareholder proposals to exclude pension plan income in the calculation of earnings used in determining executive bonuses/compensation.

Performance-Based Awards

Vote CASE-BY-CASE on shareholder proposal requesting that a significant amount of future long-term incentive compensation awarded to senior executives shall be performance-based and requesting that the board adopt and disclose challenging performance metrics to shareholders, based on the following analytical steps:

•

First, generally vote FOR shareholder proposals advocating the use of performance-based equity awards, such as performance contingent options or restricted stock, indexed options or premium-priced options, unless the proposal is overly restrictive or if the company has demonstrated that it is using a “substantial” portion of performance-based awards for its top executives. Standard stock options and performance-accelerated awards do not meet the criteria to be considered as performance-based awards. Further, premium-priced options should have a premium of at least 25 percent and higher to be considered performance-based awards.

•

Second, assess the rigor of the company’s performance-based equity program. If the bar set for the performance-based program is too low based on the company’s historical or peer group comparison, generally vote FOR the proposal. Furthermore, if target performance results in an above target payout, generally vote FOR the shareholder proposal due to program’s poor design. If the company does not disclose the performance metric of the performance-based equity program, generally vote FOR the shareholder proposal regardless of the outcome of the first step to the test.

Generally vote FOR the shareholder proposal if the company does not meet both of the above two steps.

Pre-Arranged Trading Plans (10b5-1 Plans)

Generally vote FOR shareholder proposals calling for certain principles regarding the use of prearranged trading plans (10b5-1 plans) for executives. These principles include:

•	Adoption, amendment, or termination of a 10b5-1 Plan must be disclosed within two business days in a Form 8-K;
•	Amendment or early termination of a 10b5-1 Plan is allowed only under extraordinary circumstances, as determined by the board;
•	Ninety days must elapse between adoption or amendment of a 10b5-1 Plan and initial trading under the plan;
•	Reports on Form 4 must identify transactions made pursuant to a 10b5-1 Plan;
•	An executive may not trade in company stock outside the 10b5-1 Plan;
•	Trades under a 10b5-1 Plan must be handled by a broker who does not handle other securities transactions for the executive.

Recoup Bonuses

Vote on a CASE-BY-CASE on proposals to recoup unearned incentive bonuses or other incentive payments made to senior executives if it is later determined that fraud, misconduct, or negligence significantly contributed to a restatement of financial results that led to the awarding of unearned incentive compensation, taking into consideration:

If the company has adopted a formal recoupment bonus policy; or

If the company has chronic restatement history or material financial problems.

Severance Agreements for Executives/Golden Parachutes

Generally vote FOR shareholder proposals to require golden parachutes or executive severance agreements to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts.

Vote on a CASE-BY-CASE basis on proposals to ratify or cancel golden parachutes. An acceptable parachute should include, but is not limited to, the following:

•	The triggering mechanism should be beyond the control of management;
•	The amount should not exceed three times base amount (defined as the average annual taxable W-2 compensation during the five years prior to the year in which the change of control occurs;
•

Change-in-control payments should be double-triggered, i.e., (1) after a change in control has taken place, and (2) termination of the executive as a result of the change in control. Change in control is defined as a change in the company ownership structure.

Share Buyback Holding Periods

Generally vote AGAINST shareholder proposals prohibiting executives from selling shares of company stock during periods in which the company has announced that it may or will be repurchasing shares of its stock.

Generally vote FOR the proposal when there is a pattern of abuse by executives exercising options or selling shares during periods of share buybacks.

Stock Ownership or Holding Period Guidelines

Generally vote AGAINST shareholder proposals that mandate a minimum amount of stock that directors must own in order to qualify as a director or to remain on the board.

Vote CASE-BY-CASE on shareholder proposals asking companies to adopt holding period or retention ratios for their executives, taking into account:

•	Whether the company has any holding period, retention ratio, or officer ownership requirements in place. These should consist of:
–	Rigorous stock ownership guidelines, or
–	A short-term holding period requirement (six months to one year) coupled with a significant long-term ownership requirement, or
–	A meaningful retention ratio.
•	Actual officer stock ownership and the degree to which it meets or exceeds the proponent’s suggested holding period/retention ratio or the company’s own stock ownership or retention requirements.

Supplemental Executive Retirement Plans (SERPs)

Generally vote FOR shareholder proposals requesting to put extraordinary benefits contained in SERP agreements to a shareholder vote unless the company’s executive pension plans do not contain excessive benefits beyond what is offered under employee-wide plans.

Generally vote FOR shareholder proposals requesting to limit the executive benefits provided under the company’s supplemental executive retirement plan (SERP) by limiting covered compensation to a senior executive’s annual salary and excluding of all incentive or bonus pay from the plan’s definition of covered compensation used to establish such benefits.

Tax Gross-Up Proposals

Generally vote FOR proposals calling for companies to adopt a policy of not providing tax gross-up payments to executives, except in situations where gross-ups are provided pursuant to a plan, policy, or arrangement applicable to management employees of the company, such as a relocation or expatriate tax equalization policy.

9.	Corporate Social Responsibility (CSR) Issues

Animal Welfare

Animal Testing

Generally vote AGAINST proposals to phase out the use of animals in product testing unless:

•	The company is conducting animal testing programs that are unnecessary or not required by regulation;
•	The company is conducting animal testing when suitable alternatives are accepted and used at peer firms;
•	The company has been the subject of recent, significant controversy related to its testing programs.

Animal Welfare Policies

Generally vote FOR proposals seeking a report on the company’s animal welfare standards unless:

•	The company has already published a set of animal welfare standards and monitors compliance;
•	The company’s standards are comparable to or better than those of peer firms; and
•	There are no recent, significant fines or litigation related to the company’s treatment of animals.

Controlled Atmosphere Killing (CAK)

Generally vote AGAINST proposals requesting the implementation of CAK methods at company and/or supplier operations unless such methods are required by legislation or generally accepted as the industry standard.

Vote CASE-BY-CASE on proposals requesting a report on the feasibility of implementing CAK methods, considering the availability of existing research conducted by the company or industry groups on this topic and any fines or litigation related to current animal processing procedures at the company.

Consumer Issues

Genetically Modified Ingredients

Generally, vote AGAINST proposals asking restaurants and food retail companies to voluntarily label genetically engineered (GE) ingredients in their products or alternatively to provide interim labeling and eventually eliminate GE ingredients due to the costs and feasibility of labeling and/or phasing out the use of GE ingredients.

Vote CASE-BY CASE on proposals asking food supply and genetic research companies to voluntarily label genetically engineered (GE) ingredients in their products or alternatively to provide interim labeling and eventually eliminate GE ingredients due to the costs and feasibility of labeling and/or phasing out the use of GE ingredients.

Vote CASE-BY-CASE on proposals asking for a report on the feasibility of labeling products containing GE ingredients taking into account:

•	The relevance of the proposal in terms of the company’s business and the proportion of it affected by the resolution;
•	The quality of the company’s disclosure on GE product labeling and related voluntary initiatives and how this disclosure compares with peer company disclosure;
•	Company’s current disclosure on the feasibility of GE product labeling, including information on the related costs;
•	Any voluntary labeling initiatives undertaken or considered by the company.

Generally vote AGAINST proposals seeking a report on the health and environmental effects of genetically modified organisms (GMOs). Health studies of this sort are better undertaken by regulators and the scientific community.

Generally vote AGAINST proposals to completely phase out GE ingredients from the company’s products or proposals asking for reports outlining the steps necessary to eliminate GE ingredients from the company’s products. Such resolutions presuppose that there are proven health risks to GE ingredients (an issue better left to federal regulators) that outweigh the economic benefits derived from biotechnology.

Consumer Lending

Vote CASE-BY CASE on requests for reports on the company’s lending guidelines and procedures, including the establishment of a board committee for oversight, taking into account:

•	Whether the company has adequately disclosed mechanisms in place to prevent abusive lending practices;
•	Whether the company has adequately disclosed the financial risks of the lending products in question;
•	Whether the company has been subject to violations of lending laws or serious lending controversies;
•	Peer companies’ policies to prevent abusive lending practices.

Pharmaceutical Pricing

Generally vote AGAINST proposals requesting that companies implement specific price restraints on pharmaceutical products unless the company fails to adhere to legislative guidelines or industry norms in its product pricing.

Vote CASE-BY-CASE on proposals requesting that the company evaluate their product pricing considering:

•	The existing level of disclosure on pricing policies;
•	Deviation from established industry pricing norms;
•	The company’s existing initiatives to provide its products to needy consumers;
•	Whether the proposal focuses on specific products or geographic regions.

Pharmaceutical Product Reimportation

Generally vote FOR proposals requesting that companies report on the financial and legal impact of their policies regarding prescription drug reimportation unless such information is already publicly disclosed.

Generally vote AGAINST proposals requesting that companies adopt specific policies to encourage or constrain prescription drug reimportation.

Product Safety and Toxic Materials

Generally vote FOR proposals requesting the company to report on its policies, initiatives/procedures, and oversight mechanisms related to toxic materials and/or product safety in its supply chain, unless:

•	The company already discloses similar information through existing reports or policies such as a Supplier Code of Conduct and/or a sustainability report;
•

The company has formally committed to the implementation of a toxic materials and/or product safety and supply chain reporting and monitoring program based on industry norms or similar standards within a specified time frame; and

•	The company has not been recently involved in relevant significant controversies or violations.

Vote CASE-BY-CASE on resolutions requesting that companies develop a feasibility assessment to phase-out of certain toxic chemicals and/or evaluate and disclose the potential financial and legal risks associated with utilizing certain chemicals, considering:

•	Current regulations in the markets in which the company operates;
•	Recent significant controversy, litigation, or fines stemming from toxic chemicals or ingredients at the company; and
•	The current level of disclosure on this topic.

Generally vote AGAINST resolutions requiring that a company reformulate its products.

Tobacco

Most tobacco-related proposals should be evaluated on a CASE-BY-CASE basis, taking into account the following factors: Advertising to youth:

•	Whether the company complies with federal, state, and local laws on the marketing of tobacco or if it has been fined for violations;
•	Whether the company has gone as far as peers in restricting advertising;
•	Whether the company entered into the Master Settlement Agreement, which restricts marketing of tobacco to youth;
•	Whether restrictions on marketing to youth extend to foreign countries.

Cease production of tobacco-related products or avoid selling products to tobacco companies:

•	The percentage of the company’s business affected;
•	The economic loss of eliminating the business versus any potential tobacco-related liabilities.

Second-hand smoke:

•	Whether the company complies with all local ordinances and regulations;
•	The degree that voluntary restrictions beyond those mandated by law might hurt the company’s competitiveness;
•	The risk of any health-related liabilities.

Spin-off tobacco-related businesses:

•	The percentage of the company’s business affected;
•	The feasibility of a spin-off;
•	Potential future liabilities related to the company’s tobacco business.

Investment in tobacco-related stocks or businesses:

Generally vote AGAINST proposals prohibiting investment in tobacco equities. Such decisions are better left to portfolio managers.

Stronger product warnings:

Generally vote AGAINST proposals seeking stronger product warnings. Such decisions are better left to public health authorities.

Diversity

Board Diversity

Generally vote FOR reports on the company’s efforts to diversify the board, unless:

•	The board composition is reasonably inclusive in relation to companies of similar size and business; or
•	The board already reports on its nominating procedures and diversity initiatives.

Generally vote AGAINST proposals that would call for the adoption of specific committee charter language regarding diversity initiatives unless the company fails to publicly disclose existing equal opportunity or non-discrimination policies.

Vote CASE-BY-CASE on proposals asking the company to increase the representation of women and minorities on the board, taking into account:

•	The degree of board diversity;
•	Comparison with peer companies;
•	Established process for improving board diversity;
•	Existence of independent nominating committee;
•	Use of outside search firm;
•	History of EEO violations.

Equality of Opportunity and Glass Ceiling

Generally vote FOR reports outlining the company’s equal opportunity initiatives unless all of the following apply:

•	The company has well-documented equal opportunity programs;
•	The company already publicly reports on its diversity initiatives and/or provides data on its workforce diversity; and

•	The company has no recent EEO-related violations or litigation.

Generally vote FOR requests for reports outlining the company’s progress towards the Glass Ceiling Commission’s business recommendations, unless:

•	The composition of senior management and the board is fairly inclusive;
•	The company has well-documented programs addressing diversity initiatives and leadership development;
•	The company already publicly reports on its company-wide affirmative-action initiatives and provides data on its workforce diversity; and
•	The company has had no recent, significant EEO-related violations or litigation.

Vote CASE-BY-CASE on proposals requesting disclosure of a company’s EEO1 data or the composition of the company’s workforce considering:

•	Existing disclosure on the company’s diversity initiatives and policies;
•	Any recent, significant violations or litigation related to discrimination at the company.

Generally vote AGAINST proposals seeking information on the diversity efforts of suppliers and service providers, which can pose a significant cost and administration burden on the company.

Sexual Orientation and Domestic Partner Benefits

Generally, vote FOR proposals seeking to amend a company’s EEO statement in order to prohibit discrimination based on sexual orientation, unless the change would result in excessive costs for the company.

Generally vote AGAINST proposals to extend company benefits to, or eliminate benefits from domestic partners. Benefits decisions should be left to the discretion of the company.

Climate Change and the Environment

Climate Change

In general, vote FOR resolutions requesting that a company disclose information on the impact of climate change on the company’s operations unless:

•

The company already provides current, publicly-available information on the perceived impact that climate change may have on the company as well as associated policies and procedures to address such risks and/or opportunities;

•	The company’s level of disclosure is comparable to or better than information provided by industry peers; and
•	There are no significant fines, penalties, or litigation associated with the company’s environmental performance.

Concentrated Area Feeding Operations (CAFO)

Generally vote FOR resolutions requesting that companies report to shareholders on the risks and liabilities associated with CAFOs unless:

•	The company has publicly disclosed guidelines for its corporate and contract farming operations, including compliance monitoring; or
•	The company does not directly source from CAFOs.

Energy Efficiency

Vote CASE-BY-CASE on proposals requesting a company report on its energy efficiency policies, considering:

•	The current level of disclosure related to energy efficiency policies, initiatives, and performance measures;

•	The company’s level of participation in voluntary energy efficiency programs and initiatives;
•	The company’s compliance with applicable legislation and/or regulations regarding energy efficiency; and
•	The company’s energy efficiency policies and initiatives relative to industry peers.

Facility Safety (Nuclear and Chemical Plant Safety)

Vote CASE-BY-CASE on resolutions requesting that companies report on risks associated with their operations and/or facilities, considering:

•	The company’s compliance with applicable regulations and guidelines;
•	The level of existing disclosure related to security and safety policies, procedures, and compliance monitoring; and,
•	The existence of recent, significant violations, fines, or controversy related to the safety and security of the company’s operations and/or facilities.

General Environmental Reporting

Generally vote FOR requests for reports disclosing the company’s environmental policies unless it already has well-documented environmental management systems that are available to the public.

Greenhouse Gas Emissions

Generally vote FOR proposals requesting a report on greenhouse gas emissions from company operations and/or products unless this information is already publicly disclosed or such factors are not integral to the company’s line of business.

Generally vote AGAINST proposals that call for reduction in greenhouse gas emissions by specified amounts or within a restrictive time frame unless the company lags industry standards and has been the subject of recent, significant fines or litigation resulting from greenhouse gas emissions.

Operations in Protected Areas

Generally vote FOR requests for reports outlining potential environmental damage from operations in protected regions unless:

•	Operations in the specified regions are not permitted by current laws or regulations;
•	The company does not currently have operations or plans to develop operations in these protected regions; or
•	The company provides disclosure on its operations and environmental policies in these regions comparable to industry peers.

Recycling

Vote CASE-BY-CASE on proposals to adopt a comprehensive recycling strategy, taking into account:

•	The nature of the company’s business and the percentage affected;
•	The extent that peer companies are recycling;
•	The timetable prescribed by the proposal;
•	The costs and methods of implementation;
•	Whether the company has a poor environmental track record, such as violations of applicable regulations.

Renewable Energy

In general, vote FOR requests for reports on the feasibility of developing renewable energy sources unless the report is duplicative of existing disclosure or irrelevant to the company’s line of business.

Generally vote AGAINST proposals requesting that the company invest in renewable energy sources. Such decisions are best left to management’s evaluation of the feasibility and financial impact that such programs may have on the company.

General Corporate Issues

Charitable Contributions

Generally vote AGAINST proposals restricting the company from making charitable contributions. Charitable contributions are generally useful for assisting worthwhile causes and for creating goodwill in the community. In the absence of bad faith, self-dealing, or gross negligence, management should determine which contributions are in the best interests of the company.

CSR Compensation-Related Proposals

Vote CASE-BY-CASE on proposals to review ways of linking executive compensation to social factors, such as corporate downsizings, customer or employee satisfaction, community involvement, human rights, environmental performance, predatory lending, and executive/employee pay disparities. Such resolutions should be evaluated in the context of:

•	The relevance of the issue to be linked to pay;
•	The degree that social performance is already included in the company’s pay structure and disclosed;
•	The degree that social performance is used by peer companies in setting pay;
•	Violations or complaints filed against the company relating to the particular social performance measure;
•	Artificial limits sought by the proposal, such as freezing or capping executive pay;
•	Independence of the compensation committee;
•	Current company pay levels.

Generally vote AGAINST proposals calling for an analysis of the pay disparity between corporate executives and other employees as such comparisons may be arbitrary in nature and/or provide information of limited value to shareholders.

HIV/AIDS

Vote CASE-BY-CASE on requests for reports outlining the impact of the health pandemic (HIV/AIDS, malaria and tuberculosis) on the company’s Sub-Saharan operations and how the company is responding to it, taking into account:

•	The nature and size of the company’s operations in Sub-Saharan Africa and the number of local employees;
•	The company’s existing healthcare policies, including benefits and healthcare access for local workers; and
•	Company donations to healthcare providers operating in the region.

Generally vote AGAINST proposals asking companies to establish, implement, and report on a standard of response to the HIV/AIDS, TB, and malaria health pandemic in Africa and other developing countries, unless the company has significant operations in these markets and has failed to adopt policies and/or procedures to address these issues comparable to those of industry peers.

Lobbying Expenditures/Initiatives

Vote CASE-BY-CASE on proposals requesting information on a company’s lobbying initiatives, considering any significant controversy or litigation surrounding a company’s public policy activities, the current level of disclosure on lobbying strategy, and the impact that the policy issue may have on the company’s business operations.

Political Contributions and Trade Associations Spending

Generally vote AGAINST proposals asking the company to affirm political nonpartisanship in the workplace so long as:

•	The company is in compliance with laws governing corporate political activities; and
•	The company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and not coercive.

Generally vote AGAINST proposals to publish in newspapers and public media the company’s political contributions as such publications could present significant cost to the company without providing commensurate value to shareholders.

Vote CASE-BY-CASE on proposals to improve the disclosure of a company’s political contributions and trade association spending considering:

•	Recent significant controversy or litigation related to the company’s political contributions or governmental affairs; and
•

The public availability of a company policy on political contributions and trade association spending including information on the types of organizations supported, the business rationale for supporting these organizations, and the oversight and compliance procedures related to such expenditures of corporate assets.

Generally vote AGAINST proposals barring the company from making political contributions. Businesses are affected by legislation at the federal, state, and local level and barring contributions can put the company at a competitive disadvantage.

Generally vote AGAINST proposals asking for a list of company executives, directors, consultants, legal counsels, lobbyists, or investment bankers that have prior government service and whether such service had a bearing on the business of the company. Such a list would be burdensome to prepare without providing any meaningful information to shareholders.

International Issues, Labor Issues, and Human Rights

China Principles

Generally vote AGAINST proposals to implement the China Principles unless:

•	There are serious controversies surrounding the company’s China operations; and
•	The company does not have a code of conduct with standards similar to those promulgated by the International Labor Organization (ILO).

Codes of Conduct

Vote CASE-BY-CASE on proposals to implement certain human rights standards and policies at company facilities. In evaluating these proposals, the following should be considered:

•	The degree to which existing human rights policies and practices are disclosed;
•	Whether or not existing policies are consistent with internationally recognized labor standards;
•	Whether company facilities are monitored and how;
•	Company participation in fair labor organizations or other internationally recognized human rights initiatives;
•	The company’s primary business model and methods of operation;
•	Proportion of business conducted in markets known to have higher risk of workplace labor right abuse;
•	Whether the company has been recently involved in significant labor and human rights controversies or violations;
•	Peer company standards and practices; and
•	Union presence in company’s international factories.

Community Impact Assessments

Vote CASE-BY-CASE on requests for reports outlining the potential community impact of company operations in specific regions considering:

•	Current disclosure of applicable risk assessment report(s) and risk management procedures;
•

The impact of regulatory non-compliance, litigation, remediation, or reputational loss that may be associated with failure to manage the company’s operations in question, including the management of relevant community and stakeholder relations;

•	The nature, purpose, and scope of the company’s operations in the specific region(s); and,
•	The degree to which company policies and procedures are consistent with industry norms.

Foreign Military Sales/Offsets

Generally vote AGAINST reports on foreign military sales or offsets. Such disclosures may involve sensitive and confidential information. Moreover, companies must comply with government controls and reporting on foreign military sales.

Internet Privacy and Censorship

Vote CASE-BY-CASE on resolutions requesting the disclosure and implementation of Internet privacy and censorship policies and procedures considering:

•	The level of disclosure of policies and procedures relating to privacy, freedom of speech, Internet censorship, and government monitoring of the Internet;
•	Engagement in dialogue with governments and/or relevant groups with respect to the Internet and the free flow of information;
•	The scope of business involvement and of investment in markets that maintain government censorship or monitoring of the Internet;
•	The market-specific laws or regulations applicable to Internet censorship or monitoring that may be imposed on the company; and
•	The level of controversy or litigation related to the company’s international human rights policies and procedures.

MacBride Principles

Vote CASE-BY-CASE on proposals to endorse or increase activity on the MacBride Principles, taking into account:

•	Company compliance with or violations of the Fair Employment Act of 1989;
•	Company antidiscrimination policies that already exceed the legal requirements;
•	The cost and feasibility of adopting all nine principles;
•	The cost of duplicating efforts to follow two sets of standards (Fair Employment and the MacBride Principles);
•	The potential for charges of reverse discrimination;
•	The potential that any company sales or contracts in the rest of the United Kingdom could be negatively impacted;
•	The level of the company’s investment in Northern Ireland;
•	The number of company employees in Northern Ireland;
•	The degree that industry peers have adopted the MacBride Principles; and
•	Applicable state and municipal laws that limit contracts with companies that have not adopted the MacBride Principles.

Nuclear and Depleted Uranium Weapons

Generally vote AGAINST proposals asking a company to cease production or report on the risks associated with the use of depleted uranium munitions or nuclear weapons components and delivery systems, including disengaging from current and proposed contracts. Such contracts are monitored by government agencies, serve multiple military and non-military uses, and withdrawal from these contracts could have a negative impact on the company’s business.

Operations in High Risk Markets

Vote CASE-BY-CASE on requests for review and a report outlining the company’s potential financial and reputation risks associated with operations in “high-risk” markets, such as a terrorism-sponsoring state or otherwise, taking into account:

•	The nature, purpose, and scope of the operations and business involved that could be affected by social or political disruption;
•	Current disclosure of applicable risk assessment(s) and risk management procedures;
•	Compliance with U.S. sanctions and laws;
•	Consideration of other international policies, standards, and laws; and
•	Whether the company has been recently involved in significant controversies or violations in “high-risk” markets.

Outsourcing/Offshoring

Vote CASE-BY-CASE on proposals calling for companies to report on the risks associated with outsourcing, considering:

•	Risks associated with certain international markets;
•	The utility of such a report to shareholders;
•	The existence of a publicly available code of corporate conduct that applies to international operations.

Vendor Standards

Generally vote FOR reports outlining vendor standards compliance unless any of the following apply:

•	The company does not operate in countries with significant human rights violations;
•	The company has no recent human rights controversies or violations; or
•	The company already publicly discloses information on its vendor standards policies and compliance mechanisms.

Sustainability

Sustainability Reporting

Generally vote FOR proposals requesting the company to report on policies and initiatives related to social, economic, and environmental sustainability, unless:

•

The company already discloses similar information through existing reports or policies such as an Environment, Health, and Safety (EHS) report; a comprehensive Code of Corporate Conduct; and/or a Diversity Report; or

•	The company has formally committed to the implementation of a reporting program based on Global Reporting Initiative (GRI) guidelines or a similar standard within a specified time frame.

10.	Mutual Fund Proxies

Election of Directors

Vote CASE-BY-CASE on the election of directors and trustees, following the same guidelines for uncontested directors for public company shareholder meetings. However, mutual fund boards do not usually have compensation committees, so generally do not withhold for the lack of this committee.

Converting Closed-end Fund to Open-end Fund

Vote CASE-BY-CASE on conversion proposals, considering the following factors:

•	Past performance as a closed-end fund;
•	Market in which the fund invests;
•	Measures taken by the board to address the discount; and
•	Past shareholder activism, board activity, and votes on related proposals.

Proxy Contests

Votes on proxy contests should be determined on a CASE-BY-CASE basis, considering the following factors:

•	Past performance relative to its peers
•	Market in which fund invests
•	Measures taken by the board to address the issues
•	Past shareholder activism, board activity, and votes on related proposals
•	Strategy of the incumbents versus the dissidents
•	Independence of directors
•	Experience and skills of director candidates
•	Governance profile of the company
•	Evidence of management entrenchment

Investment Advisory Agreements

Votes on investment advisory agreements should be determined on a CASE-BY-CASE basis, considering the following factors:

•	Proposed and current fee schedules
•	Fund category/investment objective
•	Performance benchmarks
•	Share price performance compared to peers
•	Resulting fees relative to peers
•	Assignments (where the advisor undergoes a change of control).

Approving New Classes or Series of Shares

Generally vote FOR the establishment of new classes or series of shares.

Preferred Stock Proposals

Votes on the authorization for or increase in preferred shares should be determined on a CASE-BY-CASE basis, considering the following factors:

•	Stated specific financing purpose
•	Possible dilution for common shares
•	Whether the shares can be used for antitakeover purposes.

1940 Act Policies

Votes on 1940 Act policies should be determined on a CASE-BY-CASE basis, considering the following factors:

•	Potential competitiveness
•	Regulatory developments
•	Current and potential returns
•	Current and potential risk.

Generally vote FOR these amendments as long as the proposed changes do not fundamentally alter the investment focus of the fund and do comply with the current SEC interpretation.

Change Fundamental Restriction to Nonfundamental Restriction

Proposals to change a fundamental restriction to a nonfundamental restriction should be evaluated on a CASE-BY-CASE basis, considering the following factors:

•	The fund’s target investments
•	The reasons given by the fund for the change
•	The projected impact of the change on the portfolio.

Change Fundamental Investment Objective to Nonfundamental

Proposals to change a fund’s fundamental investment objective to nonfundamental should be evaluated on a CASE-BY-CASE basis.

Name Change Proposals

Votes on name change proposals should be determined on a CASE-BY-CASE basis, considering the following factors:

•	Political/economic changes in the target market
•	Consolidation in the target market
•	Current asset composition

Change in Fund’s Subclassification

Votes on changes in a fund’s subclassification should be determined on a CASE-BY-CASE basis, considering the following factors:

•	Potential competitiveness
•	Current and potential returns
•	Risk of concentration
•	Consolidation in target industry

Disposition of Assets/Termination/Liquidation

Vote CASE-BY-CASE on proposals to dispose of assets, to terminate or liquidate, considering the following factors:

•	Strategies employed to salvage the company
•	The fund’s past performance
•	Terms of the liquidation.

Changes to the Charter Document

Votes on changes to the charter document should be determined on a CASE-BY-CASE basis, considering the following factors:

•	The degree of change implied by the proposal
•	The efficiencies that could result
•	The state of incorporation
•	Regulatory standards and implications.

Vote on a CASE-BY-CASE basis for any of the following changes after considering appropriate factors in connection therewith:

•	Removal of shareholder approval requirement to reorganize or terminate the trust or any of its series

•	Removal of shareholder approval requirement for amendments to the new declaration of trust
•

Removal of shareholder approval requirement to amend the fund’s management contract, allowing the contract to be modified by the investment manager and the trust management, as permitted by the 1940 Act

•	Allow the trustees to impose other fees in addition to sales charges on investment in a fund, such as deferred sales charges and redemption fees that may be imposed upon redemption of a fund’s shares
•	Removal of shareholder approval requirement to engage in and terminate subadvisory arrangements
•	Removal of shareholder approval requirement to change the domicile of the fund

Change the Fund’s Domicile

Vote reincorporations on a CASE-BY-CASE basis, considering the following factors:

•	Regulations of both states
•	Required fundamental policies of both states
•	Increased flexibility available.

Authorize the Board to Hire and Terminate Subadvisors Without Shareholder Approval

Vote on a CASE-BY-CASE basis for proposals authorizing the board to hire/terminate subadvisors without shareholder approval after considering appropriate factors in connection therewith.

Distribution Agreements

Vote these proposals on a CASE-BY-CASE basis, considering the following factors:

•	Fees charged to comparably sized funds with similar objectives
•	The proposed distributor’s reputation and past performance
•	The competitiveness of the fund in the industry
•	Terms of the agreement.

Master-Feeder Structure

Generally vote FOR the establishment of a master-feeder structure.

Mergers

Vote merger proposals on a CASE-BY-CASE basis, considering the following factors:

•	Resulting fee structure
•	Performance of both funds
•	Continuity of management personnel
•	Changes in corporate governance and their impact on shareholder rights.

Shareholder Proposals to Establish Director Ownership Requirements for Mutual Funds

Generally vote AGAINST shareholder proposals that mandate a specific minimum amount of stock that directors must own in order to qualify as a director or to remain on the board.

Reimburse Shareholder for Expenses Incurred

Vote CASE-BY-CASE on shareholder proposals to reimburse proxy solicitation expenses. When supporting the dissidents, generally vote FOR the reimbursement of the proxy solicitation expenses.

Terminate the Investment Advisor

Vote to terminate the investment advisor on a CASE-BY-CASE basis, considering the following factors:

•	Performance of the fund’s NAV
•	The fund’s history of shareholder relations
•	The performance of other funds under the advisor’s management.

Non-U.S. Portfolio Security Voting Issues

1.	Operational Items

Financial Results/Director and Auditor Reports

Generally vote FOR approval of financial statements and director and auditor reports, unless:

•	There are concerns about the accounts presented or audit procedures used; or
•	The company is not responsive to shareholder questions about specific items that should be publicly disclosed.

Appointment of Auditors and Auditor Fees

Generally vote FOR the reelection of auditors and proposals authorizing the board to fix auditor fees, unless:

•	There are serious concerns about the accounts presented or the audit procedures used;
•	The auditors are being changed without explanation; or
•	Nonaudit-related fees are substantial or are routinely in excess of standard annual audit-related fees.

Generally vote AGAINST the appointment of external auditors if they have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

Appointment of Internal Statutory Auditors

Generally vote FOR the appointment or reelection of statutory auditors, unless:

•	There are serious concerns about the statutory reports presented or the audit procedures used;
•	Questions exist concerning any of the statutory auditors being appointed; or
•	The auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

Allocation of Income

Generally vote FOR approval of the allocation of income, unless:

•	The dividend payout ratio has been consistently below 30 percent without adequate explanation; or
•	The payout is excessive given the company’s financial position.

Stock (Scrip) Dividend Alternative

Generally vote FOR most stock (scrip) dividend proposals.

Generally vote AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

Amendments to Articles of Association

Vote amendments to the articles of association on a CASE-BY-CASE basis.

Change in Company Fiscal Term

Generally vote FOR resolutions to change a company’s fiscal term unless a company’s motivation for the change is to postpone its AGM.

Lower Disclosure Threshold for Stock Ownership

Generally vote AGAINST resolutions to lower the stock ownership disclosure threshold below five percent unless specific reasons exist to implement a lower threshold.

Amend Quorum Requirements

Vote proposals to amend quorum requirements for shareholder meetings on a CASE-BY-CASE basis.

Transact Other Business

Generally vote AGAINST other business when it appears as a voting item.

2.	Board of Directors

Director Elections

Generally vote FOR management nominees in the election of directors, unless:

•	Adequate disclosure has not been provided in a timely manner;
•	There are clear concerns over questionable finances or restatements;
•	There have been questionable transactions with conflicts of interest;
•	There are any records of abuses against minority shareholder interests; and
•	The board fails to meet minimum corporate governance standards.

Generally vote FOR individual nominees unless there are specific concerns about the individual, such as criminal wrongdoing or breach of fiduciary responsibilities.

Generally vote AGAINST shareholder nominees unless they demonstrate a clear ability to contribute positively to board deliberations.

Generally vote AGAINST individual directors if repeated absences at board meetings have not been explained (in countries where this information is disclosed).

Generally vote FOR employee and/or labor representatives if they sit on either the audit or compensation committee and are required by law to be on those committees. Generally vote AGAINST employee and/or labor representatives if they sit on either the audit or compensation committee, if they are not required to be on those committees.

Director Compensation

Generally vote FOR proposals to award cash fees to nonexecutive directors unless the amounts are excessive relative to other companies in the country or industry.

Vote nonexecutive director compensation proposals that include both cash and share-based components on a CASE-BY-CASE basis.

Vote proposals that bundle compensation for both nonexecutive and executive directors into a single resolution on a CASE-BY-CASE basis.

Generally vote AGAINST proposals to introduce retirement benefits for nonexecutive directors.

Discharge of Board and Management

Generally vote FOR discharge of the board and management, unless:

•	There are serious questions about actions of the board or management for the year in question; or
•	Legal action is being taken against the board by other shareholders.

Generally vote AGAINST proposals to remove approval of discharge of board and management from the agenda.

Director, Officer, and Auditor Indemnification and Liability Provisions

Vote proposals seeking indemnification and liability protection for directors and officers on a CASE-BY-CASE basis.

Generally vote AGAINST proposals to indemnify auditors.

Board Structure

Generally vote FOR proposals to fix board size.

Generally vote AGAINST the introduction of classified boards and mandatory retirement ages for directors.

Generally vote AGAINST proposals to alter board structure or size in the context of a fight for control of the company or the board.

3.	Capital Structure

Share Issuance Requests

General Issuances:

Generally vote FOR issuance requests with preemptive rights to a maximum of 100 percent over currently issued capital.

Generally vote FOR issuance requests without preemptive rights to a maximum of 20 percent of currently issued capital.

Specific Issuances:

Vote on a CASE-BY-CASE basis on all requests, with or without preemptive rights.

Increases in Authorized Capital

Generally vote FOR nonspecific proposals to increase authorized capital up to 100 percent over the current authorization unless the increase would leave the company with less than 30 percent of its new authorization outstanding.

Generally vote FOR specific proposals to increase authorized capital to any amount, unless:

•	The specific purpose of the increase (such as a share-based acquisition or merger) does not meet the guidelines for the purpose being proposed; or

•	The increase would leave the company with less than 30 percent of its new authorization outstanding after adjusting for all proposed issuances.

Generally vote AGAINST proposals to adopt unlimited capital authorizations.

Reduction of Capital

Generally vote FOR proposals to reduce capital for routine accounting purposes unless the terms are unfavorable to shareholders.

Vote proposals to reduce capital in connection with corporate restructuring on a CASE-BY-CASE basis.

Capital Structures

Generally vote FOR resolutions that seek to maintain or convert to a one share, one vote capital structure.

Generally vote AGAINST requests for the creation or continuation of dual class capital structures or the creation of new or additional supervoting shares.

Preferred Stock

Generally vote FOR the creation of a new class of preferred stock or for issuances of preferred stock up to 50 percent of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.

Generally vote FOR the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets the guidelines on equity issuance requests.

Generally vote AGAINST the creation of a new class of preference shares that would carry superior voting rights to the common shares.

Generally vote AGAINST the creation of blank check preferred stock unless the board clearly states that the authorization will not be used to thwart a takeover bid.

Vote proposals to increase blank check preferred authorizations on a CASE-BY-CASE basis.

Debt Issuance Requests

Vote nonconvertible debt issuance requests on a CASE-BY-CASE basis, with or without preemptive rights.

Generally vote FOR the creation/issuance of convertible debt instruments as long as the maximum number of common shares that could be issued upon conversion meets the guidelines on equity issuance requests.

Generally vote FOR proposals to restructure existing debt arrangements unless the terms of the restructuring would adversely affect the rights of shareholders.

Pledging of Assets for Debt

Vote proposals to approve the pledging of assets for debt on a CASE-BY-CASE basis.

Increase in Borrowing Powers

Vote proposals to approve increases in a company’s borrowing powers on a CASE-BY-CASE basis.

Share Repurchase Plans

Generally vote FOR share repurchase plans, unless:

•	Clear evidence of past abuse of the authority is available; or
•	The plan contains no safeguards against selective buybacks.

Reissuance of Shares Repurchased

Generally vote FOR requests to reissue any repurchased shares unless there is clear evidence of abuse of this authority in the past.

Capitalization of Reserves for Bonus Issues/Increase In Par Value

Generally vote FOR requests to capitalize reserves for bonus issues of shares or to increase par value.

4.	Other

Reorganizations/Restructurings

Vote reorganizations and restructurings on a CASE-BY-CASE basis.

Mergers and Acquisitions

Vote CASE-BY-CASE on mergers and acquisitions generally taking into account the following:

Evaluate the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

•

Valuation—Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, place emphasis on the offer premium, market reaction, and strategic rationale.

•	Market reaction—How has the market responded to the proposed deal? A negative market reaction will cause closer scrutiny of a deal.
•

Strategic rationale—Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

•

Conflicts of interest—Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? Consider whether any special interests may have influenced these directors and officers to support or recommend the merger.

•

Governance—Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

Generally vote AGAINST if the companies do not provide sufficient information upon request to make an informed voting decision.

Mandatory Takeover Bid Waivers

Vote proposals to waive mandatory takeover bid requirements on a CASE-BY-CASE basis.

Reincorporation Proposals

Vote reincorporation proposals on a CASE-BY-CASE basis.

Expansion of Business Activities

Generally vote FOR resolutions to expand business activities unless the new business takes the company into risky areas.

Related-Party Transactions

Vote related-party transactions on a CASE-BY-CASE basis.

Compensation Plans

Vote compensation plans on a CASE-BY-CASE basis.

Antitakeover Mechanisms

Generally vote AGAINST all antitakeover proposals unless they are structured in such a way that they give shareholders the ultimate decision on any proposal or offer.

Shareholder Proposals

Vote all shareholder proposals on a CASE-BY-CASE basis.

Generally vote FOR proposals that would improve the company’s corporate governance or business profile at a reasonable cost.

Generally vote AGAINST proposals that limit the company’s business activities or capabilities or result in significant costs being incurred with little or no benefit.

EAGLE ASSET MANAGEMENT, INC.

PROXY VOTING POLICY AND GUIDELINES

The exercise of proxy voting rights is an important element in the successful management of clients’ investments. Eagle Asset Management recognizes its fiduciary responsibility to vote proxies solely in the best interests of both its ERISA and non-ERISA clients. We have therefore adopted the following proxy voting guidelines as a part of our overall goal of maximizing the growth of our clients’ assets.

Eagle generally votes proxies in furtherance of the long-term economic value of the underlying securities. We consider each proxy proposal on its own merits, and we make an independent determination of the advisability of supporting or opposing management’s position. We believe that the recommendations of management should be given substantial weight, but we will not support management proposals which we believe are detrimental to the underlying value of our clients’ positions.

We usually oppose proposals which dilute the economic interest of shareholders, and we also oppose those that reduce shareholders’ voting rights or otherwise limit their authority. With respect to takeover offers, Eagle calculates a “going concern” value for every holding. If the offer approaches or exceeds our value estimate, we will generally vote for the merger, acquisition or leveraged buy-out.

The following guidelines deal with a number of specific issues, particularly in the area of corporate governance. While they are not exhaustive, they do provide a good indication of Eagle’s general approach to a wide range of issues. A list of Eagle’s detailed voting guidelines is attached as appendix A and incorporates routine and non-routine proxy issues. On occasion we may vote a proxy otherwise than suggested by the guidelines, but departures from the guidelines will be rare, and we will explain the basis for such votes in our reports to clients.

If you have any questions about these guidelines, or about how we voted, or may vote, on a particular issue, please contact our Compliance Department at 1-800-237-3101.

I.    Directors and Auditors

Eagle generally supports the management slate of directors, although we may withhold our votes if the board has adopted excessive anti-takeover measures. (App. R1)

We favor inclusion of the selection of auditors on the proxy as a matter for shareholder ratification. As a general rule, in the absence of any apparent conflict of interest, we will support management’s selection of auditors. (App. R8)

II.    Corporate Governance

In the area of corporate governance, Eagle will generally support proxy measures which we believe tend to increase shareholder rights.

A.	Confidential Voting. We generally support proposals to adopt confidential voting and independent vote tabulation practices, which we believe lessen potential management pressure on shareholders and thus allow shareholders to focus on the merits of proxy proposals. (App S31)

B.	Greenmail. Unless they are part of anti-takeover provisions, we usually support anti-greenmail proposals because greenmail tends to discriminate against shareholders other than the greenmailer and may result in a decreased stock price. (App S23)

C.	Indemnification of Directors. We usually vote in favor of charter or by-law amendments which expand the indemnification of directors or limit their liability for breaches of care, because we believe such measures are important in attracting competent directors and officers. (App R4)

D.	Cumulative Voting Rights. We usually support cumulative voting as an effective method of guaranteeing minority representation on a board. (App N17, S24)

E.	Opt Out of Delaware. We usually support by-law amendments requiring a company to opt out of the Delaware takeover statute because it is undemocratic and contrary to the principle that shareholders should have the final decision on merger or acquisition. (App S15, S46)

F.	Increases in Common Stock. We will generally support an increase in common stock of up to three times the number of shares outstanding and scheduled to be issued, including stock options, provided the increase is not intended to implement a poison pill defense. (App R18)

Eagle generally votes against the following anti-takeover proposals, as we believe they diminish shareholder rights.

A.	Fair Price Amendments. We generally oppose fair price amendments because they may deter takeover bids, but we will support those that consider only a two year price history and are not accompanied by a supermajority vote requirement. (App N3)

B.	Classified Boards. We generally oppose classified boards because they limit shareholder control. (App N4)

C.	Blank Check Preferred Stock. We generally oppose the authorization of blank check preferred stock because it limits shareholder rights and allows management to implement anti-takeover policies without shareholder approval. (App N2)

D.	Supermajority Provisions. We usually oppose supermajority-voting requirements because they often detract from the majority’s rights to enforce its will. (App N5, S32)

E.	Golden Parachutes. We generally oppose golden parachutes, as they tend to be excessive and self-serving, and we favor proposals which require shareholder approval of golden parachutes and similar arrangements. (App S18)

F.	Poison Pills. We believe poison pill defenses tend to depress the value of shares. Therefore, we will vote for proposals requiring (1) shareholder ratification of poison pills, (2) sunset provision for existing poison pills, and (3) shareholder vote on redemption of poison pills. (App N1)

G.	Reincorporation. We oppose reincorporation in another state in order to take advantage of a stronger anti-takeover statute. (App S15)

H.	Shareholder Rights. We oppose proposals which would eliminate, or limit, the rights of shareholders to call special meetings and to act by written consent because they detract from basic shareholder authority. (App S26-S30)

Eagle generally votes on other corporate governance issues as follows:

A.	Other Business. Absent any compelling grounds, we usually authorize management to vote in its discretion. (App R22)

B.	Differential Voting Rights. We usually vote against the issuance of new classes of stock with differential voting rights, because such rights can dilute the rights of existing shares. (App N27)

C.	Directors—Share Ownership. While we view some share ownership by directors as having a positive effect, we will usually vote against proposals requiring directors to own a specific number of shares. (App S5)

D.	Independent Directors. While we oppose proposals which would require that a board consist of a majority of independent directors, we may support proposals which call for some independent positions on the board. (App S11)

E.	Preemptive Rights. We generally vote against preemptive rights proposals, as they may tend to limit share ownership, and they limit management’s flexibility to raise capital. (App N21, S25)

F.	Employee Stock Ownership Plans (ESOPs). We evaluate ESOPs on a case-by-case basis. We usually vote for unleveraged ESOPs if they provide for gradual accumulation of moderate levels of stock. For leveraged ESOPs, we examine the company’s state of incorporation, existence of supermajority vote rules in the charter, number of shares authorized for ESOP and number of shares held by insiders. We may also examine where the ESOP shares are purchased and the dilutive effect of the purchase. We vote against leveraged ESOPs if all outstanding loans are due immediately upon a change in control or if the ESOP appears to be primarily designed as an anti-takeover device. (App R21)

III.    Compensation and Stock Option Plans

We review compensation plan proposals on a case-by-case basis. We believe that strong compensation programs are needed to attract, hold and motivate good executives and outside directors, and so we generally tend to vote with management on these issues. However, if the proposals appear excessive, or bear no rational relation to company performance, we may vote in opposition.

With respect to compensation plans which utilize stock options or stock incentives, our analyses generally have lead us to vote with management. However, if the awards of options appear excessive, or if the plans reserve an unusually large percentage of the company’s stock for the award of options, we may oppose them because of concerns regarding the dilution of shareholder value. Compensation plans that come within the purview of this guideline include long-range compensation plans, deferred compensation plans, long-term incentive plans, performance stock plans, and restricted stock plans and share option arrangements. (App N7)

IV.    Social Issues

Eagle has a fiduciary duty to vote on all proxy issues in furtherance of the long-term economic value of the underlying shares. Consistent with that duty, we have found that management generally analyzes such issues on the same basis, and so we generally support management’s recommendations on social issue proposals. (App S40-S65)

Examples of proposals in this category include:

1.	Anti-Abortion.
2.	Affirmative Action.
3.	Animal Rights.
a.	Animal Testing.
b.	Animal Experimentation.
c.	Factory Farming.
4.	Chemical Releases.
5.	El Salvador.
6.	Environmental Issues.
a.	CERES Principles.
b.	Environmental Protection.
7.	Equal Opportunity.
8.	Discrimination.
9.	Government Service.
10.	Infant Formula.
11.	Israel.
12.	Military Contracts.
13.	Northern Ireland.
a.	MacBride Principles.

14.	Nuclear Power.
a.	Nuclear Waste.
b.	Nuclear Energy Business.
15.	Planned Parenthood Funding.
16.	Political Contributions.
17.	South Africa.
a.	Sullivan Principles.
18.	Space Weapons.
19.	Tobacco-Related Products.
20.	World Debt.

VII.    Conflicts of Interest

Investment advisers who vote client proxies may, from time to time, be faced with situations which present the adviser with a potential conflict of interest. For example, a conflict of interest could exist where Eagle, or an affiliate, provides investment advisory services, or brokerage or underwriting services, to a company whose management is soliciting proxies, and a vote against management could harm Eagle’s, or the affiliate’s, business relationship with that company. Potential conflicts of interest may also arise where Eagle has business or personal relationships with other proponents of proxy proposals, participants in proxy contests, or corporate directors or candidates for directorships.

Eagle addresses the potential conflict of interest issue primary by voting proxies in accordance with the predetermined set of Guidelines described above. With very few exceptions, Eagle’s proxy votes are cast as prescribed by our guidelines. On the rare occasion where a portfolio manager may recommend a vote contrary to Eagle’s Guidelines, Eagle’s Compliance Department will review the proxy issue and the recommended vote to ensure that the vote is cast in compliance with Eagle’s overriding obligation to vote proxies in the best interests of clients and to avoid conflicts of interest. By limiting the discretionary factor in the proxy voting process, Eagle is confident that potential conflicts of interest will not affect the manner in which proxy voting rights are exercised.

VIII.    Record Keeping

The following documents related to Proxy Voting are kept by Eagle Compliance in accordance with Rule 204-2 of the Investment Advisers Act.

➢	Copy of each proxy statement received.

➢	Record of each vote cast.

➢	Copy of any documents created by Eagle that was material to making a decision how to vote proxies on behalf of a client or that memorializes the basis for that decision.

➢	Copy of each written client request for information on how Eagle voted proxies on behalf of the client.

➢	Copy of all written responses by Eagle to client who requested (written or oral) information on how the Eagle voted proxies on behalf of the client.

EARNEST PARTNERS, LLC

Proxy Policies

The best interest of clients and plan participants (the “Client”) will be the sole consideration of EARNEST Partners (the “Adviser”) when voting proxies of portfolio companies. Each proxy issue will receive individual consideration based on the relevant facts and circumstances. As a general rule, the Adviser will vote against actions which would reduce the rights or options of shareholders, reduce shareholder influence over the board of directors and management, reduce the alignment of interests between management and shareholders, or reduce the value of shareholders’ investments. Following is a partial list of issues that require special attention: classified boards, change of state of incorporation, poison pills, unequal voting rights plans, provisions requiring supermajority approval of a merger, executive severance agreements, and provisions limiting shareholder rights.

In addition, the following will be adhered to unless the Adviser is instructed otherwise in writing by the Client:

•	The Adviser will not actively engage in conduct that involves an attempt to change or influence the control of a portfolio company.

•	The Adviser will not announce its voting intentions or the reasons for a particular vote.

•	The Advisor will not participate in a proxy solicitation or otherwise seek proxy voting authority from any other portfolio company shareholder.

•	The Adviser will not act in concert with any other portfolio company shareholders in connection with any proxy issue or other activity involving the control or management of a portfolio company.

•

All communications with portfolio companies or fellow shareholders will be for the sole purpose of expressing and discussing the Adviser’s concerns for its Clients’ interests and not in an attempt to influence the control of management.

With respect to ERISA accounts, the Adviser will act prudently, solely in the interest of plan participants and beneficiaries and for the exclusive purpose of providing benefits to them. It is the Adviser’s policy to fully comply with all ERISA provisions regarding proxy voting for ERISA accounts and to the extent possible, amend its policies and procedures from time to time to reflect the Department of Labor’s views of the proxy voting duties and obligations imposed by ERISA with respect to ERISA accounts.

Proxy Procedures

The Adviser has designated a Proxy Director. The Proxy Director will consider each issue presented on each portfolio company proxy. The circumstances underlying each proxy issue will be given careful individual attention. The Proxy Director will also use all available resources, including proxy evaluation services, to assist in the analysis of proxy issues. Proxy issues presented to the Proxy Director will be voted in accordance with the judgment of the Proxy Director, taking into account the general policies outlined above and the Adviser’s Proxy Voting Guidelines. Therefore, it is possible that actual votes may differ from these general policies and the Adviser’s Proxy Voting Guidelines. In the case where the Adviser has a material conflict of interest with a Client, the Proxy Director will utilize the services of outside third party professionals (such as Institutional Shareholder Services) to assist in its analysis of voting issues and the actual voting of proxies to ensure that a decision to vote the proxies was based on the Client’s best interest and was not the product of a conflict of interest. In the event the services of an outside third party professional are not available in connection with a conflict of interest, the Adviser will seek the advice of the Client.

A detailed description of the Adviser’s specific Proxy Voting Guidelines will be furnished upon request. You may also obtain information about how the Adviser has voted with respect to portfolio company securities by calling, writing, or emailing us at:

EARNEST Partners

1180 Peachtree Street NE, Suite 2300

Atlanta, GA 30309

invest@earnestpartners.com

404-815-8772

The Adviser reserves the right to change these policies and procedures at any time without notice.

ESSEX INVESTMENT MANAGEMENT COMPANY, LLC

Summary of Proxy Voting Policies and Procedures

Introduction

Essex views seriously its responsibility to exercise proxy voting authority over securities within its clients’ portfolios. As an investment adviser and fiduciary of client assets, Essex utilizes proxy voting policies and procedures intended to protect the value of shareholder investments and are designed to reasonably ensure that Essex votes proxies in the best interest of clients for whom Essex has voting authority. In voting proxies, we seek to both maximize the long-term value of our clients’ assets and to cast votes that we believe to be fair and in the best interest of the affected client(s). Proxies are considered client assets and are managed with the same care, skill and diligence as all other client assets.

The following, is a summary of the policies and procedures that govern the voting of proxies in situations where Essex is responsible for such voting. Essex clients will either retain proxy voting authority or delegate it to Essex. If a client has delegated such authority to Essex (whether in the client’s investment management agreement with Essex or otherwise), Essex will vote proxies for that client. If a particular client for whom Essex has investment discretion has not explicitly delegated proxy voting authority to Essex, Essex will vote such client’s proxies.

Voting Agent

Essex has contracted with an independent third party, RiskMetrics Group which merged with Institutional Shareholders Services (“ISS”) in 2007, to conduct in-depth proxy research, execute proxy votes, and keep various records necessary for tracking proxy voting actions taken and proxy voting materials for the appropriate client account. RiskMetrics specializes in providing a variety of fiduciary-level services related to proxy voting and researches proxy issues independent from Essex executed votes.

ISS has retained it own Independent division under Risk Metrics called ISS Governance Services which governs the ISS US Corporate Governance Policy formerly know as Voting Agent Service (VAS). Essex has adopted the ISS US Corporate Governance Policy as its own proxy voting policy guideline and votes Essex’s clients’ proxies (for those clients over which it has proxy voting authority) according to this policy guideline for its client base for all U.S. and Global proxies.

Details of the ISS US Corporate Governance Policy guidelines are available upon request.

In extraordinary circumstances, Essex’s Proxy Voting Committee (“Committee”) and Compliance Officer may actively issue a voting instruction. The Committee is discussed below.

Proxy Voting Committee

Essex’s Proxy Voting Committee is responsible for deciding what is in the best interests of clients when determining how proxies are voted. The Committee meets at least annually to review and re-approve (if the Committee determines they continue to be reasonably designed to be in the best interest of Essex’s clients), ISS US Corporate Governance proxy voting policy as Essex’s own proxy voting policy. Any changes to the ISS US Corporate Governance Policy must be reviewed, approved, and adopted by the Committee at the time the changes occur. The Committee also would become involved in extraordinary circumstances in which Essex decides to exercise it voting discretion.

Conflicts of Interest

As noted, Essex has an agreement with RiskMetrics as an independent proxy voting agent and Essex has adopted the ISS US Corporate Governance Policy. The adoption of the ISS US Corporate Governance Policy provides pre-determined policies for voting proxies and is thus designed to remove conflicts of interest that could affect the outcome of a vote. The intent of this policy is to remove any discretion that Essex may have to interpret on how to vote proxies in cases where Essex has a material conflict of interest or the appearance of a material conflict of interest.

There may be a situation where RiskMetrics itself may have a material conflict with an issuer of a proxy vote for which it is voting on Essex’s clients’ behalf. In those situations, RiskMetrics will fully or partially abstain from voting and Essex’s Committee will provide the actual voting recommendation after a review of the vote(s) involved. Essex’s Compliance Officer must approve any decision made on such vote prior to the vote being cast.

Essex’s Committee and Compliance Officer will also become involved in any other situation, though expected to be rare, where Essex takes voting discretion from RiskMetrics. In both of the preceding circumstances, the Committee and Essex’s Compliance Officer will work to ensure that prior to a vote being made, conflicts of interest were identified and material conflicts were properly addressed such that the vote was in the best interest of the clients rather than the product of the conflict.

How to Obtain Voting Information

Clients may obtain information about how Essex voted proxies for securities held in their account(s) a copy of Essex’s full proxy voting policy and procedures by contacting Essex at (617) 342-3200 or at proxyvoting@essexinvest.com.

FEDERATED CLOVER INVESTMENT ADVISORS

PROXY VOTING

Policy

Federated Clover Investment Advisors, a division of Federated Global Investment Management Corp (“the Firm”), as a matter of policy and as a fiduciary to our clients, has responsibility for voting proxies for portfolio securities consistent with the best economic interests of the clients. Our firm maintains written policies and procedures as to the handling, research, voting and reporting of proxy voting and makes appropriate disclosures about our firm’s proxy policies and practices. Our policy and practice includes the responsibility to monitor corporate actions, receive and vote client proxies and disclose any potential conflicts of interest as well as making information available to clients about the voting of proxies for their portfolio securities and maintaining relevant and required records.

The firm votes the proxies received by it on behalf of its client shareholders unless the client has specifically instructed it otherwise.

The firm shall vote proxies related to securities held by any client in a manner solely in the interest of the client. The firm shall consider only those factors that relate to the client’s investment, including how its vote will economically impact and affect the value of the client’s investment. Proxy votes generally will be cast in favor of proposals that maintain or strengthen the shared interests of shareholders and management, increase shareholder value, maintain or increase shareholder influence over the issuer’s board of directors and management, and maintain or increase the rights of shareholders; proxy votes generally will be cast against proposals having the opposite effect. As part of the process, the firm subscribes to an outside proxy consultant, Institutional Shareholder Services “ISS”, and utilizes its data and analysis to augment the work done by the firm’s relevant analyst (i.e. the analyst responsible for that particular security). However, in voting on each and every issue, the relevant analyst will be ultimately responsible for voting proxies in the best interests of the firm’s clients and shall vote in a prudent, diligent fashion and only after a careful evaluation of the issue presented on the ballot.

Background

Proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised.

Investment advisers registered with the SEC, and which exercise voting authority with respect to client securities, are required by Rule 206(4)-6 of the Advisers Act to (a) adopt and implement written policies and procedures that are reasonably designed to ensure that client securities are voted in the best interests of clients, which must include how an adviser addresses material conflicts that may arise between an adviser’s interests and those of its clients; (b) to disclose to clients how they may obtain information from the adviser with respect to the voting of proxies for their securities; (c) to describe to clients a summary of its proxy voting policies and procedures and, upon request, furnish a copy to its clients; and (d) maintain certain records relating to the adviser’s proxy voting activities when the adviser does have proxy voting authority.

Responsibility

Tracy Kern has the responsibility for the implementation and monitoring of our proxy voting policy, practices, disclosures and record keeping, including outlining our voting guidelines in our procedures.

Procedure

The firm has adopted procedures to implement the firm’s policy and reviews to monitor and insure the firm’s policy is observed, implemented properly and amended or updated, as appropriate, which include the following:

Voting Procedures

Unless the power to vote proxies for a client is reserved to that client (or in the case of an employee benefit plan, the plan’s trustee or other fiduciaries), the firm, through its relevant analysts, will be responsible for voting the proxies related to that account.

All proxies and ballots will be logged in upon receipt and the materials, which include ISS’s proxy voting recommendations, will be forwarded to the appropriate analyst for review. The analyst then votes the proxies which may or may not correspond to the ISS recommendations. In practice, the ISS recommendations correspond with most of the firm’s analysts’ proxy voting decisions.

The firm has standard reasons for and against proposals, which have been approved by the firm’s Compliance Department. After reviewing the proxy, the analyst will report how he/she wants to vote along with the rationale to be used when voting.

Should an analyst respond with a new rationale, it will be approved by the firm’s Compliance Department before the vote is cast.

Proxies received will be voted promptly in a manner consistent with the Proxy Voting Policies and Procedures stated and guidelines (if any) issued by client (or in the case of an employee benefit plan, the plan’s trustee or other fiduciaries).

Records are kept on how each proxy is voted. Such records may be maintained by a third party proxy consultant that will provide a copy of the documents promptly upon request.

On an ongoing basis, the analysts will monitor corporate management of issuers for securities they cover and for which are held in clients’ accounts and where appropriate will communicate with the management of such issuers.

Periodically, or at least annually, the firm’s Compliance Department will:

•

Review our proxy voting process and verify that it is being implemented in a manner consistent with the Proxy Voting Policies and Procedures and the guidelines (if any) issued by the client (or in the case of an employee benefit plan, the plan’s trustee or other fiduciaries);

•	When requested by client, report to the client how each proxy sent to Company on behalf of the client was voted, by forwarding a copy of the completed ballot card or in some other written matter;

•	Review the files to verify that records of the voting of the proxies have been properly maintained, which is keeping records on site for 2 years and off site in storage thereafter; and

•	When requested, prepare a written report for a client regarding compliance with the Proxy Voting Policies and Procedures.

•	Review the Proxy Voting Policies and Procedures to insure they are up-to-date.

Disclosure

•

The firm will provide conspicuously displayed information in its Disclosure Document summarizing this proxy voting policy and procedures, including a statement that clients may request information regarding how voted a client’s proxies, and that clients may request a copy of these policies and procedures.

•

The firm has also sent a Proxy Voting Policy summary to all existing clients who have previously received the firm’s Disclosure Document; or the firm’s may send each client the amended Disclosure Document. Either mailing shall highlight the inclusion of information regarding proxy voting.

Client Requests for Information

•	All client requests for information regarding proxy votes, or policies and procedures, received by any employee should be forwarded to the firm’s Compliance Manager.

•

In response to any request the firm will prepare a written response to the client with the information requested, and as applicable will include the name of the issuer, the proposal voted upon, and how the Firm voted the client’s proxy with respect to each proposal about which client inquired.

Voting Guidelines

In the interest of good corporate governance and the best interest of our clients, the following general guidelines will be employed when voting corporate proxies on behalf of the firm’s clients. The firm does, however, recognize that unusual circumstances may merit occasional deviation from these guidelines, but it expects those situations to be the rare exception to the following rules:

•

The firm will vote against the authorization of new stock options if the sum of the newly authorized option package and all existing options outstanding unreasonably dilute existing shares. While The Firm recognizes the incentive benefits that options can provide, the firm believes that an excessively dilutive effort offsets the benefits.

•	The firm will favor the annual election of directors.

•	The firm will oppose the re-incorporation of domestic companies into other nations.

•

The firm will oppose shareholder resolutions that are motivated by the social beliefs of the resolution’s sponsor rather than designed to maximize shareholder value or improve a company’s governance practices.

•	The firm will vote to retain a company’s current public auditor unless we have reason to believe the shareholder will benefit from an auditor change.

•	The firm will vote against the creation of so called “poison pills” and for shareholder resolutions calling for their removal.

•	The firm will generally favor shareholder proposals which separate the position of Board Chair and Chief Executive Officer.

•

The firm will vote in favor of shareholder proposals calling for the expensing of stock options, because failure to do so results in chronic overstatement of earnings, which is not helpful to shareholders.

•	The firm will vote in favor of shareholder proposals calling for the replacement of “super majority” vote thresholds with simple majority vote requirements.

Conflicts of Interest

Where a client of the firm is a publicly traded company in its own right, the firm may be restricted from acquiring that company’s securities for the client’s benefit. Further, while the firm believes that any particular proxy issues involving companies that engage the firm, either directly or through their pension committee or otherwise, to manage assets on their behalf, generally will not present conflict of interest dangers for the firm or its clients, in order to avoid even the appearance of a conflict of interest, the firm Compliance will determine, by surveying the firm’s employees or otherwise, whether the firm, an affiliate or any of their officers has a business, familial or personal relationship with the issuer itself or the issuer’s pension plan, corporate directors or candidates for directorships. In the event that any such conflict of interest is found to exist, the firm will ensure that any such conflict of interest does not influence the firm’s vote by adhering to all recommendations made by the outside proxy consultant that the firm utilizes. The firm will seek to resolve any conflicts of interests that may arise prior to voting proxies in a manner that reflects the best interests of its clients.

Recordkeeping

The proxy coordinator(s) shall retain the following proxy records in accordance with the SEC’s five-year retention requirement.

•	These policies and procedures and any amendments;

•	Each proxy statement that the firm receives;

•	A record of each vote that the firm casts;

•	Any document the firm created that was material to making a decision how to vote proxies, or that memorializes that decision;

•	A copy of each written request from a client for information on how the firm voted such client’s proxies, and a copy of any written response.

HARRIS ASSOCIATES L.P.

PROXY VOTING POLICIES, GUIDELINES, AND PROCEDURES

I.	PROXY VOTING POLICY

Harris Associates L.P. (“Harris”, “the Firm” or “we”) believes that proxy voting rights are valuable portfolio assets and an important part of our investment process, and we exercise our voting responsibilities as a fiduciary solely with the goal of serving the best interests of our clients in their capacity as shareholders of a company. As an investment manager, Harris is primarily concerned with maximizing the value of its clients’ investment portfolios. Harris has long been active in voting proxies on behalf of shareholders in the belief that the proxy voting process is a significant means of addressing crucial corporate governance issues and encouraging corporate actions that are believed to enhance shareholder value. We have a Proxy Committee comprised of investment professionals that reviews and recommends policies and procedures regarding our proxy voting and ensures compliance with those policies.

The proxy voting guidelines below summarize Harris’ position on various issues of concern to investors and give a general indication of how proxies on portfolio securities will be voted on proposals dealing with particular issues. We will generally vote proxies in accordance with these guidelines, except as otherwise determined by the Proxy Committee, unless the client has specifically instructed us to vote otherwise. These guidelines are not exhaustive and do not include all potential voting issues. Because proxy issues and the circumstances of individual companies vary, there may be instances when Harris may not vote in strict adherence to these guidelines. Our investment professionals, as part of their ongoing review and analysis of all portfolio holdings, are responsible for monitoring significant corporate developments, including proxy proposals submitted to shareholders, and notifying the Proxy Committee if they believe the economic interests of shareholders may warrant a vote contrary to these guidelines. In such cases, the Proxy Committee will determine how the proxies will be voted.

In determining the vote on any proposal, the Proxy Committee will consider the proposal’s expected impact on shareholder value and will not consider any benefit to Harris, its employees, its affiliates or any other person, other than benefits to the owners of the securities to be voted, as shareholders.

Harris considers the reputation, experience and competence of a company’s management when it evaluates the merits of investing in a particular company, and we invest in companies in which we believe management goals and shareholder goals are aligned. When this happens, by definition, voting with management is generally the same as voting to maximize the expected value of our investment. Accordingly, on most issues, our votes are cast in accordance with management’s recommendations. This does not mean that we do not care about corporate governance. Rather, it is confirmation that our process of investing with shareholder aligned management is working. Proxy voting is not always black and white, however, and reasonable people can disagree over some matters of business judgment. When we believe management’s position on a particular issue is not in the best interests of our clients, we will vote contrary to management’s recommendation.

II.	VOTING GUIDELINES

The following guidelines are grouped according to the types of proposals generally presented to shareholders.

Board of Directors Issues

Harris believes that boards should have a majority of independent directors and that audit, compensation and nominating committees should generally consist solely of independent directors.

Approved by the Proxy Voting Committee on February 11th, 2008

1.	Harris will normally vote in favor of the slate of directors recommended by the issuer’s board provided that a majority of the directors would be independent.

2.	Harris will normally vote in favor of proposals to require a majority of directors to be independent.

3.	Harris will normally vote in favor of proposals that audit, compensation and nominating committees consist solely of independent directors, and will vote against the election of non-independent directors who serve on those committees.

4.	Harris will normally vote in favor of proposals regarding director indemnification arrangements.

5.	Harris will normally vote against proposals advocating classified or staggered boards of directors.

6.	Harris will normally vote in favor of cumulative voting for directors.

Auditors

Harris believes that the relationship between an issuer and its auditors should be limited primarily to the audit engagement, although it may include certain closely related activities such as financial statement preparation and tax-related services that do not raise any appearance of impaired independence.

1.	Harris will normally vote in favor of ratification of auditors selected by the board or audit committee, subject to the above.

2.	Harris will normally vote against proposals to prohibit or limit fees paid to auditors for all non-audit services, subject to the above.

3.	Harris will normally vote in favor of proposals to prohibit or limit fees paid to auditors for general management consulting services other than auditing, financial statement preparation and controls, and tax-related services.

Equity Based Compensation Plans

Harris believes that appropriately designed equity-based compensation plans approved by shareholders can be an effective way to align the interests of long-term shareholders and the interests of management, employees and directors. However, we are opposed to plans that substantially dilute our ownership interest in the company, provide participants with excessive awards or have inherently objectionable structural features.

1.	Harris will normally vote against such plans where total potential dilution (including all equity-based plans) exceeds 15% of shares outstanding.

2.	Harris will normally vote in favor of plans where total potential dilution (including all equity-based plans) does not exceed 15% of shares outstanding.

3.	Harris will normally vote in favor of proposals to require expensing of options.

4.	Harris will normally vote against proposals to permit repricing of underwater options.

5.	Harris will normally vote against shareholder proposals that seek to limit directors’ compensation to common stock.

6.	Harris will normally vote in favor of proposals for employee stock purchase plans, so long as shares purchased through such plans are sold at no less than 85% of current market value.

Approved by the Proxy Voting Committee on February 11th, 2008

Corporate Structure and Shareholder Rights

Harris generally believes that all shareholders should have an equal voice and that barriers which limit the ability of shareholders to effect change and to realize full value are not desirable.

1.	Harris will normally vote in favor of proposals to authorize the repurchase of shares.

2.	Harris will normally vote against proposals creating or expanding supermajority voting rights.

3.	Harris will normally vote against the adoption of poison pill plans.

4.	Harris will normally vote in favor of proposals for stock splits and reverse stock splits.

5.	Harris will normally vote against proposals to authorize different classes of stock with different voting rights.

6.	Harris will normally vote against proposals to increase authorized shares with preemptive rights if the increase is greater than 100% of currently issued shares.

7.	Harris will normally vote for proposals to increase authorized shares with preemptive rights if the increase is less than 100% of currently issued shares.

8.	Harris will normally vote against proposals to increase authorized shares without preemptive rights if the increase is greater than 20% of currently issued shares.

9.	Harris will normally vote for proposals to increase authorized shares without preemptive rights if the increase is less than 20% of currently issued shares.

Routine Corporate Matters

Harris will generally vote in favor of routine business matters such as approving a motion to adjourn the meeting, declaring final payment of dividends, approving a change in the annual meeting date and location, approving the minutes of a previously held meeting, receiving consolidated financial statements, change of corporate name and similar matters. However, to the extent that the voting recommendation of Institutional Investor Services (“ISS”), the Firm’s proxy voting service provider, opposes the issuer’s management on the routine matter, the proposal will be submitted to the Proxy Committee for determination.

Social Responsibility Issues

Harris believes that matters related to a company’s day-to-day business operations are primarily the responsibility of management and should be reviewed and supervised solely by the company’s board of directors. Harris is focused on maximizing long-term shareholder value and will typically vote against shareholder proposals requesting that a company disclose or amend certain business practices unless we believe a proposal would have a substantial positive economic impact on the company.

Certain Other Issues

Harris may also maintain Supplemental Proxy Voting Guidelines to address certain proposals that are not as enduring as those listed above, but yet may be presented repeatedly by issuers during a given proxy season. For example, companies in a particular industry or country may be affected by a change in the law that requires them to submit a one-time proxy proposal during the proxy season. The Proxy Committee will determine which proposals will be included on the list of Supplemental Proxy Voting Guidelines, and will update the list as needed. The Proxy Committee will provide the list to research analysts and the Proxy Administrator.

Approved by the Proxy Voting Committee on February 11th, 2008

III.	VOTING SHARES OF FOREIGN ISSUERS

Because foreign issuers are incorporated under the laws of countries outside the United States, protection for and disclosures to shareholders may vary significantly from jurisdiction to jurisdiction. Laws governing foreign issuers may, in some cases, provide substantially less protection for shareholders. As a result, the foregoing guidelines, which are premised on the existence of a sound corporate governance and disclosure framework, may not be appropriate under some circumstances for foreign issuers. Harris will generally vote proxies of foreign issuers in accordance with the foregoing guidelines where appropriate.

In some non-U.S. jurisdictions, sales of securities voted may be prohibited for some period of time, usually between the record and meeting dates (“share blocking”). Since these time periods are usually relatively short in light of our long-term investment strategy, in most cases, share blocking will not impact our voting decisions. However, there may be occasions where the loss of investment flexibility resulting from share blocking will outweigh the benefit to be gained by voting.

IV.	CONFLICTS OF INTEREST

The Proxy Committee, in consultation with the Legal and Compliance Departments, is responsible for monitoring and resolving possible material conflicts of interest with respect to proxy voting. A conflict of interest may exist, for example, when: (i) proxy votes regarding non-routine matters are solicited by an issuer who has an institutional separate account relationship with Harris or Harris is actively soliciting business from the issuer; (ii) when we are aware that a proponent of a proxy proposal has a business relationship with Harris or Harris is actively soliciting such business (e.g., an employee group for which Harris manages money); (iii) when we are aware that Harris has business relationships with participants in proxy contests, corporate directors or director candidates; or (iv) when we are aware that a Harris employee has a personal interest in the outcome of a particular matter before shareholders (e.g., a Harris executive has an immediate family member who serves as a director of a company). Any employee with knowledge of any conflict of interest relating to a particular proxy vote shall disclose that conflict to the Proxy Committee. In addition, if any member of the Proxy Committee has a conflict of interest, he or she will recuse himself or herself from any consideration of the matter, and an alternate member of the committee will act in his or her place.

Harris is committed to resolving any such conflicts in its clients’ collective best interest, and accordingly, we will vote pursuant to the Guidelines set forth in this Proxy Voting Policy when conflicts of interest arise. However, if we believe that voting in accordance with a Guideline is not in the best interest of our clients under the particular facts and circumstances presented, or if the proposal is not addressed by the Guidelines, then we will vote in accordance with the guidance of ISS. If ISS has not provided guidance with respect to the proposal or if we believe the recommendation of ISS is not in the best interests of our clients, then the Proxy Committee will refer the matter to (1) the Executive Committee of the Board of Trustees of Harris Associates Investment Trust for a determination of how shares held in The Oakmark Funds will be voted, and (2) the Proxy Voting Conflicts Committee consisting of Harris’ General Counsel, Chief Compliance Officer and Chief Financial Officer for a determination of how shares held in all other client accounts will be voted. Each of those committees will keep a written record of the basis for its decision.

V.	VOTING PROCEDURES

The following procedures have been established with respect to the voting of proxies on behalf of all clients, including mutual funds advised by Harris, for which Harris has voting responsibility.

Approved by the Proxy Voting Committee on February 11th, 2008

Proxy Voting Committee.    The Proxy Voting Committee (the “Committee”) is responsible for recommending proxy voting guidelines, establishing and maintaining policies and procedures for proxy voting, and ensuring compliance with these policies and procedures. The Committee consists of three investment professionals: one domestic portfolio manager, one domestic research analyst, and one international research analyst. Committee members serve for three years with members replaced on a rotating basis. New Committee members are nominated by the Committee and confirmed in writing by Harris’ Chief Executive Officer. The Committee also has two alternate members (one domestic analyst and one international analyst) either of who may serve in the absence of a regular member of the Committee.

Proxy Administrator.    The Proxy Administrator is an employee of Harris reporting to the Chief Compliance Officer and is responsible for ensuring that all votes are placed with the proxy voting service provider and that all necessary records, as appropriate, are maintained reflecting such voting.

Proxy Voting Service Provider.    Harris has engaged ISS, an independent proxy voting service provider, to assist in voting proxies. ISS provides the Firm with information concerning shareholder meetings, electronic voting, recordkeeping and reporting services, research with respect to companies, and proxy voting guidance and recommendations.

Voting Decisions.    As described in the Proxy Voting Policy above, the Firm has established proxy voting guidelines, including supplemental proxy voting guidelines, on various issues. We will generally vote proxies in accordance with these guidelines except as otherwise determined by the Proxy Committee. The Proxy Administrator, or designated back-up, is responsible for alerting the Firm’s research analyst who follows the company about the proxy proposals. If the analyst believes the proxy should be voted in accordance with the Guidelines, he or she will vote the proposal accordingly and indicate his or her initials in the appropriate location of the electronic ballot and submit the vote for further processing by the Proxy Administrator. If the analyst believes the proxy should be voted contrary to the Guidelines, he or she will submit the proposal, along with his or her recommended vote and ISS’s recommended vote, if any, to the Proxy Committee, which reviews the proposal and the analyst’s recommendation and makes a voting decision by majority vote. If a proposal is not explicitly addressed by the Guidelines but the analyst agrees with the voting recommendation of ISS regarding that proposal, he or she will vote the proxy in accordance with such recommendation and indicate his or her initials in the appropriate location of the electronic ballot and submit the vote for further processing by the Proxy Administrator. If a proposal is not explicitly addressed by the Guidelines and the analyst believes the proxy should be voted contrary to the ISS recommendation, he or she will submit the proposal, along with his or her recommended vote and ISS’s recommended vote to the Proxy Committee, which reviews the proposal and the analyst’s recommendation and makes a voting decision by majority vote. If neither the Guidelines nor ISS address the proxy proposal, the analyst will submit the proposal and his or her recommended vote to the Proxy Committee, which makes a voting decision by majority vote. That Proxy Committee decision is reflected in the electronic ballot.

In the case where securities that are not on the Firm’s Approved Lists of domestic, international or small cap securities are held in managed accounts, the Proxy Administrator, or designated back-up, will vote all shares in accordance with the Firm’s guidelines or, if the guidelines do not address the particular issue, in accordance with the guidance of ISS.

In the case of a conflict of interest, the Proxy Administrator will vote in accordance with the procedures set forth in the Conflicts of Interest provisions described above.

Approved by the Proxy Voting Committee on February 11th, 2008

Voting Ballots.    For shares held in The Oakmark Funds and other client accounts, the MIS Department sends a daily holdings file to ISS detailing the holdings in the Funds and other client accounts. ISS is responsible for reconciling this information with the information it receives from the custodians and escalating any discrepancies to the attention of the Proxy Administrator. The Proxy Administrator works with ISS and custodians to resolve any discrepancies to ensure that all shares entitled to vote are voted.

Recordkeeping and Reporting.    Much of Harris’ recordkeeping and reporting is maintained electronically on ISS’s systems. In the event that records are not held electronically within ISS’s system, Harris will maintain records of proxy voting proposals received, records of votes cast on behalf of clients, and any documentation material to a proxy voting decision as required by law. Upon request, or on an annual basis for ERISA accounts, Harris will provide clients with the proxy voting record for that client’s account. Beginning in August 2004, on an annual basis, Harris will make available the voting record for The Oakmark Funds for the previous one-year period ended June 30th on The Oakmark Funds website.

Approved by the Proxy Voting Committee on February 11th, 2008

INSIGHT CAPITAL RESEARCH & MANAGEMENT, INC.

STATEMENT OF POLICIES AND PROCEDURES REGARDING PROXY VOTING

Set forth below are the policies and procedures of the Firm with respect to proxy voting. This Statement does not attempt to describe every regulatory and compliance requirement applicable to proxy voting, but rather summarizes some of the issues involved and establishes general rules and procedures. Although this Statement expressly addresses proxy voting, the policies and procedures set forth herein apply to any solicitation of votes with respect to securities held in a Discretionary Account (as defined below), such as, for example, the solicitation of the consent of the holders of fixed income securities to a proposed restructuring.

Some of the terms used herein regarding proxy voting have the following definitions:

“Discretionary Account” means any Client Account with respect to which that client has granted the Firm (a) discretionary proxy voting authority, or (b) discretionary investment authority without expressly retaining proxy voting authority, unless the Client has instructed the Client Account’s custodian not to send proxy statements to the Firm.

“Non-Discretionary Account” means any Client Account with respect to which that client (a) has granted the Firm discretionary investment authority but has expressly retained proxy voting authority, (b) has not granted the Firm discretionary investment authority or discretionary proxy voting authority, or (c) has instructed the Client Account’s custodian not to send proxy statements to the Firm. Any specific securities in an otherwise Discretionary Account over which a client has retained discretion are considered to be in a Non-Discretionary Account.

“Proxy Control Officer” means the Firm’s Chief Compliance Officer.

A.	Discretionary Accounts.

The Firm will vote all proxies on behalf of Discretionary Accounts after carefully considering all proxy solicitation materials and other available facts. The Firm’s Equity Analyst responsible for coverage of the security for which a proxy is received will make all voting decisions on behalf of a Discretionary Account based solely on the voting guidelines established by the Firm’s Investment Committee in the best interests of that Discretionary Account. The Firm will use reasonable efforts to respond to each proxy solicitation by the deadline for such response.

The Proxy Control Officer may designate an appropriate employee of the Firm to be responsible for insuring that all proxy statements are received and that the Firm responds to them in a timely manner.

1. Company Information. The Firm will review all proxy solicitation materials it receives concerning securities held in a Discretionary Account. The Firm will evaluate all such information and may seek additional information from the party soliciting the proxy and independent corroboration of such information when the Firm considers it appropriate and when it is reasonably available.

2. Proxy Voting Policies.

a. The Firm will vote FOR a proposal when it believes that the proposal serves the best interests of the Discretionary Account whose proxy is solicited because, on balance, the following factors predominate:

(i) the proposal has a positive economic effect on shareholder value;

(ii) the dilution, if any, of existing shares that would result from approval of the proposal is warranted by the benefits of the proposal; and

(iii) the proposal does not limit or impair accountability to shareholders on the part of management and the board of directors.

b. The Firm will vote AGAINST a proposal if it believes that, on balance, the following factors predominate:

(i) the proposal has an adverse economic effect on shareholder value;

(ii) the proposal limits the rights of shareholders in a manner or to an extent that is not warranted by the benefits of the proposal;

(iii) the proposal causes significant dilution of shares that is not warranted by the benefits of the proposal;

(iv) the proposal limits or impairs accountability to the shareholders on the part of management or the board of directors; or

(v) the proposal is a shareholder initiative that the Firm believes wastes time and resources of the company or reflects the grievance of one individual.

c. The Firm will ABSTAIN from voting proxies when the Firm believes that it is appropriate. Usually, this occurs when the Firm believes that a proposal holds negative but nonquantifiable implications for shareholder value but may express a legitimate concern.

d. From time to time, the Firm adopts more detailed proxy voting guidelines in accordance with this section 2, the most recent version of which is attached to this Statement.

3. Conflicts of Interest. Due to the size and nature of the Firm’s operations and the Firm’s limited affiliations in the securities industry, the Firm does not expect that material conflicts of interest will arise between the Firm and a Discretionary Account over proxy voting. The Firm recognizes, however, that such conflicts may arise from time to time, such as, for example, when the Firm or one of its affiliates has a business arrangement that could be affected by the outcome of a proxy vote or has a personal or business relationship with a person seeking appointment or re-appointment as a director of a company. If a material conflict of interest arises, the Firm will vote all proxies in accordance with section 2. Under no circumstances will the Firm place its own interests ahead of the interests of its Discretionary Accounts in voting proxies.

If the Firm determines that the proxy voting policies in section 2 do not adequately address a material conflict of interest related to a proxy, the Firm will provide the affected client with copies of all proxy solicitation materials received by the Firm with respect to that proxy, notify that client of the actual or potential conflict of interest and of the Firm’s intended response to the proxy request (which response will be in accordance with the policies set forth in section 2(b)), and request that the client consent to the Firm’s intended response. If the client consents to the Firm’s intended response or fails to respond to the notice within a reasonable period of time specified in the notice, the Firm will vote the proxy as described in the notice. If the client objects to the Firm’s intended response, the Firm will vote the proxy as directed by the client.

4. Proxy Vote Summaries. At the request of a Discretionary Account client, the Firm will provide that client with a report summarizing all proxy solicitations the Firm received with respect to that Discretionary Account during the period requested by the client and action taken by the Firm on each such proxy.

B.	Non-Discretionary Accounts.

The Firm promptly will forward any proxy solicitation materials concerning securities held in a Non-Discretionary Account that the Firm receives as soon as reasonably practicable to the appropriate client. The Firm will vote any such proxy as directed by that client. At a client’s request, the Firm may, but is not obligated to, advise that client with respect to the voting of any proxy. No advice concerning the voting of any proxy may be provided to any client unless such advice has been approved by the Proxy Control Officer.

C.	Records.

The Firm will keep a copy of (1) each proxy statement it receives regarding securities held in Discretionary Accounts, (2) a record of each vote cast by the Firm with respect to securities in each Discretionary Account,

(3) any document created by the Firm that is material to the Firm’s decision on voting a proxy or that describes the basis for that decision, (4) each written request from a Discretionary Account client for information about how the Firm votes proxies and (5) each written response by the Firm to any oral or written request from a Discretionary Account client for such information. The Firm may delegate to a third party the duty to keep the records identified in clauses (1) and (2) of the preceding sentence, if that third party agrees to furnish such records to the Firm promptly on request. Each such record will be maintained by the Firm or such third party for at least five years from the end of the fiscal year during which the last entry is made in that record, and for the first two years in the Firm’s office. The Firm may elect not to keep a copy of a proxy statement if it can obtain such statement electronically via the SEC’s EDGAR system.

PROXY VOTING GUIDELINES

INSIGHT CAPITAL RESEARCH & MANAGEMENT, INC.

1.	WITHHOLD votes from director nominees IF 51% or more of the directors are employees of the company.

2.	WITHHOLD votes from director nominees IF 20% or more of the directors are individuals with financial or other ties to the company as reported in the proxy statement.

3.	WITHHOLD votes from director nominees IF 49% or more of directors serving on the board’s nominating committee are employees of the company.

4.	WITHHOLD votes from director nominees IF 20% or more of directors serving on the board’s nominating committee are individuals with reported financial or other ties to the company as reported in the proxy statement.

5.	WITHHOLD votes from director nominees IF 49% or more of directors serving and voting on the board’s compensation committee are employees of the company.

6.	WITHHOLD votes from director nominees IF 20% or more of directors serving and voting on the board’s compensation committee are individuals with financial ties or other links as reported in the proxy statement.

7.	WITHHOLD votes from director nominees IF the board will consist of less than 5 directors after the election.

8.	Vote FOR management proposals to increase authorized preferred stock.

9.	Vote FOR management proposals to add shares to stock option plans for non-employee directors IF 10% stock appreciation + base = <$75,000.

10.	Vote AGAINST proposals to add shares to stock option plans for non-employee directors IF the plan allows nonqualified options to be priced at less than 100% of the fair market value on the grant date.

11.	Vote AGAINST proposals to add shares to stock option plans for non-employee directors IF dilution represented by this proposal is more than 5% of the outstanding voting power.

12.	Vote AGAINST proposals to add shares to stock option plans for non-employee directors IF minimum potential dilution of all plans, as calculated by IRRC and including this proposal, is more than 5% of the total outstanding voting power.

13.	Oppose option plans that in total offer dilution of greater than 10%.

14.	Oppose option plans that allow for immediate vesting.

15.	Oppose option plans if an insider sits on the Compensation Committee.

16.	Oppose option plans deemed as excessive or improper in the voting analyst’s opinion.

J.P. MORGAN INVESTMENT MANAGEMENT INC.

PROXY VOTING PROCEDURES AND GUIDELINES SUMMARY

JPMorgan and its affiliated advisers are part of a global asset management organization with the capability to invest in securities of issuers located around the globe. JPMorgan may be granted by its clients the authority to vote the proxies of the securities held in client portfolios. To ensure that the proxies are voted in the best interests of its clients, JPMorgan has adopted detailed proxy voting procedures (“Procedures”) that incorporate detailed proxy guidelines (“Guidelines”) for voting proxies on specific types of issues. Because the regulatory framework and the business cultures and practices vary from region to region, the Guidelines are customized for each region to take into account such variations. Separate Guidelines cover the regions of (1) North America, (2) Europe, Middle East, Africa, Central America and South America, (3) Asia (ex-Japan) and (4) Japan, respectively.

Notwithstanding the variations among the Guidelines, all of the Guidelines have been designed with the uniform objective of encouraging corporate action that enhances shareholder value. As a general rule, in voting proxies of a particular security, JPMorgan and its affiliated advisers will apply the Guidelines of the region in which the issuer of such security is organized. Except as noted below, proxy voting decisions will be made in accordance with the Guidelines covering a multitude of both routine and non-routine matters that JPMorgan and its affiliated advisers have encountered globally, based on many years of collective investment management experience.

To oversee and monitor the proxy-voting process, JPMorgan has established a proxy committee and appointed a proxy administrator in each global location where proxies are voted. The primary function of each proxy committee is to review periodically general proxy-voting matters, review and approve the Guidelines annually, and provide advice and recommendations on general proxy-voting matters as well as on specific voting issues. The procedures permit an independent voting service, currently Institutional RiskMetrics Group Inc. (“RM”) in the U.S., to perform certain services otherwise carried out or coordinated by the proxy administrator.

Although for many matters the Guidelines specify the votes to be cast, for many others, the Guidelines contemplate case-by-case determinations. In addition, there will undoubtedly be proxy matters that are not contemplated by the Guidelines. For both of these categories of matters and to override the Guidelines, the Procedures require a certification and review process to be completed before the vote is cast. That process is designed to identify actual or potential material conflicts of interest (between the Fund on the one hand, and the Fund’s investment adviser, principal underwriter or an affiliate of any of the foregoing, on the other hand) and ensure that the proxy vote is cast in the best interests of the Fund. When a potential material conflict of interest has been identified, the proxy administrator and a subgroup of proxy committee members (composed of a member from the Investment Department and one or more members from the Legal, Compliance, Operations or Risk Management Departments) will evaluate the potential conflict of interest and determine whether such conflict actually exists, and if so, will recommend how the Adviser will vote the proxy. In addressing any material conflict, JPMorgan may take one or more of the following measures (or other appropriate action): removing or “walling off” from the proxy voting process certain JPMorgan personnel with knowledge of the conflict, voting in accordance with any applicable Guideline if the application of the Guideline would objectively result in the casting of a proxy vote in a predetermined manner, or deferring the vote to RM, which will vote in accordance with its own recommendation.

The following summarizes some of the more noteworthy types of proxy voting policies of the non-U.S. Guidelines:

•

Corporate governance procedures differ among the countries. Because of time constraints and local customs, it is not always possible for JPMorgan to receive and review all proxy materials in connection with each item submitted for a vote. Many proxy statements are in foreign languages. Proxy materials are generally mailed by the issuer to the sub-custodian which holds the securities for the client in the country where the portfolio company is organized, and there may not be sufficient time for such materials to be transmitted to JPMorgan in time for a vote to be cast. In some countries, proxy statements are not mailed at all, and in some locations, the deadline for voting is two to four days after the initial announcement that a vote is to be solicited. JPMorgan also considers the cost of voting in light of the expected benefit of the vote.

•

Where proxy issues concern corporate governance, takeover defense measures, compensation plans, capital structure changes and so forth, JPMorgan pays particular attention to management’s arguments for promoting the prospective change. JPMorgan’s sole criterion in determining its voting stance is whether such changes will be to the economic benefit of the beneficial owners of the shares.

•

JPMorgan is in favor of a unitary board structure of the type found in the United Kingdom as opposed to tiered board structures. Thus, JPMorgan will generally vote to encourage the gradual phasing out of tiered board structures, in favor of unitary boards. However, since tiered boards are still very prevalent in markets outside of the United Kingdom, local market practice will always be taken into account.

•	JPMorgan will use its voting powers to encourage appropriate levels of board independence, taking into account local market practice.

•	JPMorgan will usually vote against discharging the board from responsibility in cases of pending litigation, or if there is evidence of wrongdoing for which the board must be held accountable.

•

JPMorgan will vote in favor of increases in capital which enhance a company’s long-term prospects. JPMorgan will also vote in favor of the partial suspension of preemptive rights if they are for purely technical reasons (e.g., rights offers which may not be legally offered to shareholders in certain jurisdictions). However, JPMorgan will vote against increases in capital which would allow the company to adopt “poison pill” takeover defense tactics, or where the increase in authorized capital would dilute shareholder value in the long term.

•

JPMorgan will vote in favor of proposals which will enhance a company’s long-term prospects. JPMorgan will vote against an increase in bank borrowing powers which would result in the company reaching an unacceptable level of financial leverage, where such borrowing is expressly intended as part of a takeover defense, or where there is a material reduction in shareholder value.

•	JPMorgan reviews shareholder rights plans and poison pill proposals on a case-by-case basis; however, JPMorgan will generally vote against such proposals and vote for revoking existing plans.

•	Where social or environmental issues are the subject of a proxy vote, JPMorgan will consider the issue on a case-by-case basis, keeping in mind at all times the best economic interests of its clients.

•

With respect to Asia, for routine proxies (e.g., in respect of voting at the Annual General Meeting of Shareholders) JPMorgan’s position is to neither vote in favor or against. For Extraordinary General Meetings of Shareholders, however, where specific issues are put to a shareholder vote, these issues are analyzed by the respective country specialist concerned. A decision is then made based on his or her judgment.

The following summarizes some of the more noteworthy types of proxy voting policies of the U.S. Guidelines:

•

JPMorgan considers votes on director nominees on a case-by-case basis. Votes generally will be withheld from directors who: (a) attend less than 75% of board and committee meetings without a valid excuse; (b) implement or renew a dead-hand poison pill; (c) are affiliated directors who serve on audit, compensation or nominating committees or are affiliated directors and the full board serves on such committees or the company does not have such committees; or (d) ignore a shareholder proposal that is approved for two consecutive years by a majority of either the shares outstanding or the votes cast.

•

JPMorgan votes proposals to classify boards on a case-by-case basis, but will vote in favor of such proposal if the issuer’s governing documents contain each of eight enumerated safeguards (for example, a majority of the board is composed of independent directors and the nominating committee is composed solely of such directors).

•	JPMorgan also considers management poison pill proposals on a case-by-case basis, looking for shareholder-friendly provisions before voting in favor.

•	JPMorgan votes against proposals for a super-majority vote to approve a merger.

•

JPMorgan considers proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan on a case-by-case basis, taking into account the extent of dilution and whether the transaction will result in a change in control.

•

JPMorgan votes proposals on a stock option plan based primarily on a detailed, quantitative analysis that takes into account factors such as estimated dilution to shareholders’ equity and dilution to voting power. JPMorgan generally considers other management compensation proposals on a case-by-case basis.

•

JPMorgan also considers on a case-by-case basis proposals to change an issuer’s state of incorporation, mergers and acquisitions and other corporate restructuring proposals and certain social and environmental issue proposals.

Proxy Voting Policy

and Procedure Manual

JUNE 30, 2004

AMENDED

MARCH 31, 2005

MAY 16, 2005

MARCH 31, 2007

AUGUST 30, 2007

MARCH 31, 2008

JUNE 25, 2008

SEPTEMBER 22, 2009

1. GENERAL

A. Introduction.

Loomis, Sayles & Company, L.P. (“Loomis Sayles”) will vote proxies on behalf of a client if, in its investment management agreement (“IMA”) with Loomis Sayles, the client has delegated to Loomis Sayles the authority to vote proxies on its behalf. With respect to IMAs executed with clients prior to June 30, 2004, Loomis Sayles assumes that, the proxy voting authority assigned by Loomis Sayles at account setup is accurate unless the client or their representative has instructed Loomis Sayles otherwise. Loomis Sayles has adopted and implemented these policies and procedures (“Proxy Voting Procedures”) to ensure that, where it has voting authority, proxy matters are handled in the best interest of clients, in accordance with Loomis Sayles’ fiduciary duties and SEC rule 206(4)-6 under the Investment Advisers Act of 1940. In addition to SEC requirements governing advisers, its Proxy Voting Procedures reflect the long-standing fiduciary standards and responsibilities for ERISA accounts set out in Department of Labor Bulletin 94-2, 29 C.F.R. 2509.94-2 (July 29, 1994).

Loomis Sayles uses the services of third parties (“Proxy Voting Service(s)”), to research and administer the vote on proxies for those accounts and funds for which Loomis Sayles has voting authority. Each Proxy Voting Service has a copy of Loomis Sayles’ Proxy Voting Procedures and provides vote recommendations and/or analysis to Loomis Sayles based on Loomis Sayles’ Procedures and the Proxy Voting Service’s own research. Loomis Sayles will generally follow its express policy with input from the Proxy Voting Services unless the Proxy Committee determines that the client’s best interests are served by voting otherwise.

B. General Guidelines.

The following guidelines will apply when voting proxies on behalf of accounts for which Loomis Sayles has voting authority.

1.	Client’s Best Interest. Loomis Sayles’ Proxy Voting Procedures are designed and implemented in a way that is reasonably expected to ensure that proxy matters are conducted in the best interest of clients. When considering the best interest of clients, Loomis Sayles has determined that this means the best investment interest of its clients as shareholders of the issuer. Loomis Sayles has established its Procedures to assist it in making its proxy voting decisions with a view to enhancing the value of its clients’ interests in an issuer over the period during which it expects its clients to hold their investments. Loomis Sayles will vote against proposals that it believes could adversely impact the current or potential market value of the issuer’s securities during the expected holding period.

2.	Client Proxy Voting Policies. Rather than delegating proxy voting authority to Loomis Sayles, a client may (1) retain the authority to vote proxies on securities in its account, (2) delegate voting authority to another party or (3) instruct Loomis Sayles to vote proxies according to a policy that differs from that of Loomis Sayles. Loomis Sayles will honor any of these instructions if the client includes the instruction in writing in its IMA or in a written instruction from a person authorized under the IMA to give such instructions. If Loomis incurs additional costs or expenses in following any such instruction, Loomis may request payment of such additional costs or expenses from the client.

3.	Stated Policies. These policies identify issues where Loomis Sayles will (1) generally vote in favor of a proposal, (2) generally vote against a proposal, (3) generally vote as recommended by the proxy voting service and (4) specifically consider its vote for or against a proposal. However, these policies are guidelines and each vote may be cast differently than the stated policy, taking into consideration all relevant facts and circumstances at the time of the vote.

4.	Abstain from Voting. Our policy is to vote-not abstain from voting on issues presented unless the client’s best interest requires abstention. This may occur from time to time, for example, where the impact of the expected costs involved in voting exceeds the expected benefits of the vote such as where foreign corporations follow share-blocking practices or where proxy material is not available in English.

5.	Oversight. All issues presented for shareholder vote will be considered under the oversight of the Proxy Committee. All non-routine issues will be directly considered by the Proxy Committee and, when necessary, the equity analyst following the company and/or the portfolio manager of an account holding the security, and will be voted in the best investment interests of the client. All routine for and against issues will be voted according to Loomis Sayles’ policy approved by the Proxy Committee unless special factors require that they be considered by the Proxy Committee and, when necessary, the equity analyst following the company and/or the portfolio manager of an account holding the security. Loomis Sayles’ Proxy Committee has established these routine policies in what it believes are the client’s best interests.

6.	Availability of Procedures. Upon request, Loomis Sayles provides clients with a copy of its Proxy Voting Procedures, as updated from time to time. In addition, Loomis Sayles includes its Proxy Voting Procedures and/or a description of its Procedures on its public website, www.loomissayles.com, and in its Form ADV, Part II.

7.	Disclosure of Vote. Upon request, a client can obtain information from Loomis Sayles on how its proxies were voted. Any client interested in obtaining this information should contact its Loomis Sayles’s representatives.

8.	Disclosure to Third Parties. Loomis Sayles’ general policy is not to disclose to third parties how it (or its voting delegate) voted a client’s proxy except that for registered investment companies, Loomis Sayles makes disclosure as required by Rule 30(b)(1)-(4) under the Investment Company Act of 1940 and, from time to time at the request of client groups, Loomis may make general disclosure (not specific as to client) of its voting instructions.

C. Proxy Committee.

1.	Proxy Committee. Loomis Sayles has established a Proxy Committee. The Proxy Committee is composed of representatives of the Equity Research department and the Legal & Compliance department and other employees of Loomis Sayles as needed. In the event that any member is unable to participate in a meeting of the Proxy Committee, his or her designee acts on his or her behalf. A vacancy in the Proxy Committee is filled by the prior member’s successor in position at Loomis Sayles or a person of equivalent experience. Each portfolio manager of an account that holds voting securities of an issuer or analyst covering the issuer or its securities may be an ad hoc member of the Proxy Committee in connection with the vote of proxies.

2.	Duties. The specific responsibilities of the Proxy Committee, include,

a.	to develop, authorize, implement and update these Proxy Voting Procedures, including

(i)	annual review of these Procedures to ensure consistency with internal policies and regulatory agency policies,

(ii)	annual review of existing voting guidelines and development of additional voting guidelines to assist in the review of proxy proposals, and

(iii)	annual review of the proxy voting process and any general issues that relate to proxy voting;

b.	to oversee the proxy voting process, including;

(i)	overseeing the vote on proposals according to the predetermined policies in the voting guidelines,

(ii)	directing the vote on proposals where there is reason not to vote according to the predetermined policies in the voting guidelines or where proposals require special consideration, and

(iii)	consulting with the portfolio managers and analysts for the accounts holding the security when necessary or appropriate;

c.	to engage and oversee third-party vendors, including Proxy Voting Services; and

d.	to develop and/or modify these Proxy Voting Procedures as appropriate or necessary.

3.	Standards.

a.	When determining the vote of any proposal for which it has responsibility, the Proxy Committee shall vote in the client’s best interest as described in section 1(B)(1) above. In the event a client believes that its other interests require a different vote, Loomis Sayles shall vote as the client instructs if the instructions are provided as required in section 1(B)(2) above.

b.	When determining the vote on any proposal, the Proxy Committee shall not consider any benefit to Loomis Sayles, any of its affiliates, any of its or their clients or service providers, other than benefits to the owner of the securities to be voted.

4.	Charter. The Proxy Committee may adopt a Charter, which shall be consistent with these Procedures. Any Charter shall set forth the Committee’s purpose, membership and operation and shall include procedures prohibiting a member from voting on a matter for which he or she has a conflict of interest by reason of a direct relationship with the issuer or other party affected by a given proposal, e.g., is a portfolio manager for an account of the issuer.

D. Conflicts of Interest.

Loomis Sayles has established several policies to ensure that proxy votes are voted in its clients’ best interest and are not affected by any possible conflicts of interest. First, except in certain limited instances, Loomis Sayles votes in accordance with its pre-determined policies set forth in these Proxy Voting Procedures. Second, where these Procedures allow for discretion, Loomis Sayles will generally consider the recommendations of the Proxy Voting Services in making its voting decisions. However, if the Proxy Committee determines that the Proxy Voting Services’ recommendation is not in the best interest of its clients, then the Proxy Committee may use its discretion to vote against the Proxy Voting Services’ recommendation, but only after taking the following steps: (1) conducting a review for any material conflict of interest Loomis Sayles may have and, (2) if any material conflict is found to exist, excluding anyone at Loomis Sayles who is subject to that conflict of interest from participating in the voting decision in any way. However, if deemed necessary or appropriate by the Proxy Committee after full prior disclosure of any conflict, that person may provide information, opinions or recommendations on any proposal to the Proxy Committee. In such event the Proxy Committee will make reasonable efforts to obtain and consider, prior to directing any vote information, opinions or recommendations from or about the opposing position on any proposal.

E. Recordkeeping and Disclosure.

Loomis Sayles or its Proxy Voting Service will maintain records of proxies voted pursuant to Section 204-2 of the Advisers Act. The records include: (1) a copy of its Proxy Voting Procedures and its charter; (2) proxy statements received regarding client securities; (3) a record of each vote cast; (4) a copy of any document created by Loomis Sayles that is material to making a decision how to vote proxies on behalf of a client or that memorializes the basis for that decision; and (5) each written client request for proxy voting records and Loomis Sayles’ written response to any (written or oral) client request for such records.

Proxy voting books and records are maintained in an easily accessible place for a period of five years, the first two in an appropriate office of Loomis Sayles.

Loomis Sayles will provide disclosure of its Proxy Voting Procedures as well as its voting record as required under applicable SEC rules.

2. PROPOSALS USUALLY VOTED FOR

Proxies involving the issues set forth below generally will be voted FOR.

Director Nominees in Uncontested Elections:

A. Vote for proposals involving routine matters such as election of Directors, provided that two-thirds of the directors would be independent and affiliated or inside nominees do not serve on any board committee.

B. Vote against nominees that are CFOs and, generally, against nominees that the Proxy Voting Service has identified as not acting in the best interest of shareholders. Vote against nominees that have attended less than 75% of board and committee meetings. Vote against affiliated or inside nominees who serve on a board committee or if two thirds of the board would not be independent. Vote against governance or nominating committee members if there is no independent lead or presiding director and if the CEO and chairman are the same person. Vote against audit committee members if auditor ratification is not proposed. A recommendation of the Proxy Voting Service will generally be followed when electing directors of foreign companies.

Chairman and CEO are the Same Person: Vote for proposals that would require the positions of chairman and CEO to be held by different persons.

Election of CEO Director Nominees: Vote for a CEO director nominee that sits on less than four U.S.-domiciled company boards and committees. Vote against a CEO director nominee that sits on four or more U.S.-domiciled boards and committees. Vote for a CEO director nominees of non-U.S.-domiciled companies that sit on more than 4 non-U.S.-domiciled company boards and committees.

Shareholder Ability to Remove Directors: Vote for proposals to restore shareholder ability to remove directors with or without cause and proposals that permit shareholders to elect directors to fill board vacancies.

Annual Election of Directors: Vote for proposals to repeal classified boards and to elect all directors annually.

Election of Mutual Fund Trustees: Vote for nominees that oversee less than 60 mutual fund portfolios. Review nominees on a case-by-case basis if the number of mutual fund portfolios over which a nominee has oversight is 60 or greater and the portfolios have a similar investment strategy.

Shareholder Ability to Alter the Size of the Board:

A. Vote for proposals that seek to fix the size of the board.

B. Vote against proposals that give management the ability to alter the size of the board without shareholder approval.

Independent Audit, Compensation and Nominating Committees: Vote for proposals requesting that the board audit, compensation and/or nominating committees include independent directors exclusively.

Ratifying Auditors:

A. Generally vote for proposals to ratify auditors.

B. Vote against ratification of auditors where an auditor has a financial interest in or association with the company, and is therefore not independent; or there is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position. In general, if non-audit fees amount to 35% or more of total fees paid to a company’s auditor we will vote against ratification.

Cumulative Voting: Vote for proposals to permit cumulative voting.

Majority Voting: Vote for proposals to permit majority rather than plurality voting for the election of Directors/Trustees.

Fair Price Provisions:

A. Vote for fair price proposals, as long as the shareholder vote requirement embedded in the provision is no more than a majority of disinterested shares.

B. Vote for shareholder proposals to lower the shareholder vote requirement in existing fair price provisions.

White Squire Placements: Vote for shareholder proposals to require shareholder approval of blank check preferred stock issues.

Equal Access: Vote for shareholder proposals that would allow significant company shareholders equal access to management’s proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees, and in order to nominate their own candidates to the board.

Stock Distributions: Splits and Dividends: Generally vote for management proposals to increase common share authorization, provided that the increase in authorized shares following the split or dividend is not greater than 100 percent of existing authorized shares.

Blank Check Preferred Authorization:

A. Vote for proposals to create blank check preferred stock in cases when the company expressly states that the stock will not be used as a takeover defense or carry superior voting rights, and expressly states conversion, dividend, distribution and other rights.

B. Vote for shareholder proposals to have blank check preferred stock placements, other than those shares issued for the purpose of raising capital or making acquisitions in the normal course of business, submitted for shareholder ratification.

C. Review on a case-by-case basis proposals to increase the number of authorized blank check preferred shares.

Adjustments to Par Value of Common Stock: Vote for management proposals to reduce the par value of common stock.

Share Repurchase Programs: Vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

OBRA (Omnibus Budget Reconciliation Act)-Related Compensation Proposals:

A. Vote for plans that simply amend shareholder-approved plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m) of OBRA.

B. Vote for amendments to add performance goals to existing compensation plans to comply with the provisions of Section 162 (m) of OBRA.

C. Vote for cash or cash-and-stock bonus plans to exempt the compensation from taxes under the provisions of Section 162(m) of OBRA.

D. Votes on amendments to existing plans to increase shares reserved and to qualify the plan for favorable tax treatment under the provisions of Section 162(m) should be evaluated on a case-by-case basis.

Appraisal Rights: Vote for proposals to restore, or provide shareholders with, rights of appraisal.

Changing Corporate Name: Vote for changing the corporate name.

Confidential Voting: Vote for shareholder proposals that request corporations to adopt confidential voting, use independent tabulators and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents do not agree, the confidential voting policy is waived. Vote for management proposals to adopt confidential voting.

Golden and Tin Parachutes:

A. Vote for shareholder proposals to have golden (top management) and tin (all employees) parachutes submitted for shareholder ratification.

B. Review on a case-by-case basis all proposals to ratify or cancel golden or tin parachutes.

Delivery of Electronic Proxy Materials: Vote for proposals to allow electronic delivery of proxy materials to shareholders.

3. PROPOSALS USUALLY VOTED AGAINST

Proxies involving the issues set forth below generally will be voted AGAINST.

Shareholder Ability to Remove Directors:

A. Vote against proposals that provide that directors may be removed only for cause.

B. Vote against proposals that provide that only continuing directors may elect replacements to fill board vacancies.

Staggered Director Elections: Vote against proposals to classify or stagger the board.

Stock Ownership Requirements: Generally vote against shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director, or to remain on the board.

Term of Office: Vote against shareholder proposals to limit the tenure of outside directors.

Director and Officer Indemnification and Liability Protection:

A. Proposals concerning director and officer indemnification and liability protection that limit or eliminate entirely director and officer liability for monetary damages for violating the duty of care, or that would expand coverage beyond just legal expenses to acts, such as gross negligence, that are more serious violations of fiduciary obligations than mere carelessness.

B. Vote for only those proposals that provide such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful if (i) the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and (ii) only if the director’s legal expenses would be covered.

Shareholder Ability to Call Special Meetings: Vote against proposals to restrict or prohibit shareholder ability to call special meetings.

Shareholder Ability to Act by Written Consent: Vote against proposals to restrict or prohibit shareholder ability to take action by written consent.

Unequal Voting Rights: Vote against dual class exchange offers and dual class recapitalizations.

Supermajority Shareholder Vote Requirements: Vote against management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments.

Charitable and Political Contributions: Vote against shareholder proposals regarding charitable and political contributions.

Common Stock Authorization: Vote against proposed common stock authorizations that increase the existing authorization by more than 100 percent unless a clear need for the excess shares is presented by the company. A recommendation of the Proxy Voting Service will generally be followed.

4. PROPOSALS USUALLY VOTED AS RECOMMENDED BY THE PROXY VOTING SERVICE

Proxies involving compensation issues, not limited to those set forth below, generally will be voted as recommended by the proxy voting service but may, in the consideration of the Committee, be reviewed on a case-by-case basis.

Compensation Plans: Votes with respect to compensation plans generally will be voted as recommended by the Proxy Voting Service.

Stock Option Plans: A recommendation of the Proxy Voting Service will generally be followed using the following as a guide:

A. Vote against plans which expressly permit repricing of underwater options.

B. Vote against proposals to make all stock options performance based.

C. Vote against stock option plans that could result in an earnings dilution above the company specific cap considered by the Proxy Voting Service.

D. Vote for proposals that request expensing of stock options.

Employee Stock Ownership Plans (ESOPs): Vote for proposals that request shareholder approval in order to implement an ESOP or to increase authorized shares for existing ESOPs, except in cases when the number of shares allocated to the ESOP is “excessive” (i.e., generally greater than five percent of outstanding shares). A recommendation of the Proxy Voting Service will generally be followed.

401(k) Employee Benefit Plans: Vote for proposals to implement a 401(k) savings plan for employees.

Executive Compensation Advisory Resolutions (“Say-on-Pay”): A recommendation of the Proxy Voting Service will generally be followed using the following as a guide:

A. Vote for shareholder proposals to permit non-binding advisory votes on executive compensation.

B. Actual executive compensation advisory votes will be considered on a case-by-case basis.

5. PROPOSALS REQUIRING SPECIAL CONSIDERATION

The Proxy Committee will vote proxies involving the issues set forth below generally on a case-by-case basis after review. Proposals on many of these types of matters will typically be reviewed with the analyst following the company before any vote is cast.

Director Nominees in Contested Elections: Votes in a contested election of directors or vote no campaign must be evaluated on a case-by-case basis, considering the following factors: long-term financial performance of the target company relative to its industry; management’s track record; background to the proxy contest; qualifications of director nominees (both slates); evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and stock ownership positions.

Proxy Contest Defenses: Generally, proposals concerning all proxy contest defenses should be evaluated on a case-by-case basis.

Reimburse Proxy Solicitation Expenses: Decisions to provide full reimbursement for dissidents waging a proxy contest should be made on a case-by-case basis.

Tender Offer Defenses: Generally, proposals concerning the following tender offer defenses should be evaluated on a case-by-case basis.

Poison Pills:

A. Vote for shareholder proposals that ask a company to submit its poison pill for shareholder ratification.

B. Review on a case-by-case basis shareholder proposals to redeem a company’s poison pill.

C. Review on a case-by-case basis management proposals to ratify a poison pill.

Greenmail:

A. Vote for proposals to adopt anti-greenmail charter of bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.

B. Review on a case-by-case basis anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

Bundled Proposals: Review on a case-by-case basis bundled or “conditioned” proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders’ best interests, vote against the proposals. If the combined effect is positive, support such proposals.

Shareholder Advisory Committees: Review on a case-by-case basis proposals to establish a shareholder advisory committee.

Preemptive Rights: Review on a case-by-case basis shareholder proposals that seek preemptive rights. In evaluating proposals on preemptive rights, look at the size of a company and the characteristics of its shareholder base.

Debt Restructurings: Review on a case-by-case basis proposals to increase common and/or preferred shares and to issue shares as part of a debt-restructuring plan. Consider the following issues: Dilution—How much will ownership interest of existing shareholders be reduced, and how extreme will dilution to any future earnings be? Change in Control—Will the transaction result in a change in control of the company? Bankruptcy—Loomis Sayles’ Corporate Actions Department is responsible for consents related to bankruptcies and debt holder consents related to restructurings.

Shareholder Proposals to Limit Executive and Director Pay:

A. Generally, vote for shareholder proposals that seek additional disclosure of executive and director pay information.

B. Review on a case-by-case basis (I) all shareholder proposals that seek to limit executive and director pay and (ii) all advisory resolutions on executive pay other than shareholder resolutions to permit such advisory resolutions. Vote against proposals to link all executive or director variable compensation to performance goals.

State Takeover Statutes: Review on a case-by-case basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, antigreenmail provisions, and disgorgement provisions).

Reincorporation Proposals: Proposals to change a company’s domicile should be examined on a case-by-case basis.

Mergers and Acquisitions: Votes on mergers and acquisitions should be considered on a case-by-case basis, taking into account at least the following: anticipated financial and operating benefits; offer price (cost vs.

premium); prospects of the combined companies; how the deal was negotiated; and changes in corporate governance and their impact on shareholder rights.

Corporate Restructuring: Votes on corporate restructuring proposals, including minority squeezeouts, leveraged buyouts, spin-offs, liquidations, and asset sales should be considered on a case-by-case basis.

Spin-offs: Votes on spin-offs should be considered on a case-by-case basis depending on the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.

Asset Sales: Votes on asset sales should be made on a case-by-case basis after considering the impact on the balance sheet/working capital, value received for the asset, and potential elimination of diseconomies.

Liquidations: Votes on liquidations should be made on a case-by-case basis after reviewing management’s efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

Environmental and Social Issues: Proxies involving social and environmental issues, not limited to those set forth below, frequently will be voted as recommended by the Proxy Voting Service but may, in the consideration of the Committee, be reviewed on a case-by-case basis if the Committee believes that a particular proposal (i) could have a significant impact on an industry or issuer (ii) is appropriate for the issuer and the cost to implement would not be excessive, (iii) is appropriate for the issuer in light of various factors such as reputational damage or litigation risk or (iv) is otherwise appropriate for the issuer.

Energy and Environment: Proposals that request companies to file the CERES Principles.

Northern Ireland: Proposals pertaining to the MacBride Principles.

Military Business: Proposals on defense issues.

Maquiladora Standards and International Operations Policies: Proposals relating to the Maquiladora Standards and international operating policies.

Third World Debt Crisis: Proposals dealing with third world debt.

Equal Employment Opportunity and Discrimination: Proposals regarding equal employment opportunities and discrimination.

Animal Rights: Proposals that deal with animal rights.

Product Integrity and Marketing: Proposals that ask companies to end their production of legal, but socially questionable, products.

Human Resources Issues: Proposals regarding human resources issues.

Mutual Fund Investment Advisory Agreement: Votes on mutual fund investment advisory agreements should be evaluated on a case-by-case basis.

Mutual Fund Fundamental Investment Restrictions: Votes on amendments to a mutual fund’s fundamental investment restrictions should be evaluated on a case-by-case basis.

Mutual Fund Distribution Agreements: Votes on mutual fund distribution agreements should be evaluated on a case-by-basis.

MASSACHUSETTS FINANCIAL SERVICES COMPANY

PROXY VOTING POLICIES AND PROCEDURES

January 1, 2009

Massachusetts Financial Services Company, MFS Institutional Advisors, Inc., MFS International (UK) Limited, MFS Heritage Trust Company, and MFS’ other investment adviser subsidiaries (except Four Pillars Capital, Inc.) (collectively, “MFS”) have adopted proxy voting policies and procedures, as set forth below (“MFS Proxy Voting Policies and Procedures”), with respect to securities owned by the clients for which MFS serves as investment adviser and has the power to vote proxies, including the registered investment companies sponsored by MFS.

A.	VOTING GUIDELINES

1.    General Policy; Potential Conflicts of Interest

MFS’ policy is that proxy voting decisions are made in what MFS believes to be the best long-term economic interests of MFS’ clients, and not in the interests of any other party or in MFS’ corporate interests, including interests such as the distribution of MFS Fund shares, and institutional relationships.

In developing these proxy voting guidelines, MFS periodically reviews corporate governance issues and proxy voting matters that are presented for shareholder vote by either management or shareholders of public companies. Based on the overall principle that all votes cast by MFS on behalf of its clients must be in what MFS believes to be the best long-term economic interests of such clients, MFS has adopted proxy voting guidelines, set forth below, that govern how MFS generally will vote on specific matters presented for shareholder vote. In all cases, MFS will exercise its discretion in voting on these matters in accordance with this overall principle. In other words, the underlying guidelines are simply that—guidelines. Proxy items of significance are often considered on a case-by-case basis, in light of all relevant facts and circumstances, and in certain cases MFS may vote proxies in a manner different from what otherwise would be dictated by these guidelines.

As a general matter, MFS maintains a consistent voting position on similar proxy proposals with respect to various issuers. In addition, MFS generally votes consistently on the same matter when securities of an issuer are held by multiple client accounts. However, MFS recognizes that there are gradations in certain types of proposals that might result in different voting positions being taken with respect to different proxy statements. There also may be situations involving matters presented for shareholder vote that are not governed by the guidelines or situations where MFS has received explicit voting instructions from a client for its own account. Some items that otherwise would be acceptable will be voted against the proponent when it is seeking extremely broad flexibility without offering a valid explanation. MFS reserves the right to override the guidelines with respect to a particular shareholder vote when such an override is, in MFS’ best judgment, consistent with the overall principle of voting proxies in the best long-term economic interests of MFS’ clients.

From time to time, MFS may receive comments on the MFS Proxy Voting Policies and Procedures from its clients. These comments are carefully considered by MFS when it reviews these guidelines each year and revises them as appropriate.

These policies and procedures are intended to address any potential material conflicts of interest on the part of MFS or its subsidiaries that are likely to arise in connection with the voting of proxies on behalf of MFS’ clients. If such potential material conflicts of interest do arise, MFS will analyze, document and report on such potential material conflicts of interest (see Sections B.2 and E below), and shall ultimately vote the relevant proxies in what MFS believes to be the best long-term economic interests of its clients. The MFS Proxy Voting Committee is responsible for monitoring and reporting with respect to such potential material conflicts of interest.

B.	ADMINISTRATIVE PROCEDURES

1.    MFS Proxy Voting Committee

The administration of these MFS Proxy Voting Policies and Procedures is overseen by the MFS Proxy Voting Committee, which includes senior personnel from the MFS Legal and Global Investment Support Departments. The Proxy Voting Committee does not include individuals whose primary duties relate to client relationship management, marketing, or sales. The MFS Proxy Voting Committee:

a.	Reviews these MFS Proxy Voting Policies and Procedures at least annually and recommends any amendments considered to be necessary or advisable;

b.	Determines whether any potential material conflict of interest exist with respect to instances in which MFS (i) seeks to override these MFS Proxy Voting Policies and Procedures; (ii) votes on ballot items not governed by these MFS Proxy Voting Policies and Procedures; (iii) evaluates an excessive executive compensation issue in relation to the election of directors; or (iv) requests a vote recommendation from an MFS portfolio manager or investment analyst (e.g. mergers and acquisitions); and

c.	Considers special proxy issues as they may arise from time to time.

2.    Potential Conflicts of Interest

The MFS Proxy Voting Committee is responsible for monitoring potential material conflicts of interest on the part of MFS or its subsidiaries that could arise in connection with the voting of proxies on behalf of MFS’ clients. Due to the client focus of our investment management business, we believe that the potential for actual material conflict of interest issues is small. Nonetheless, we have developed precautions to assure that all proxy votes are cast in the best long-term economic interest of shareholders. Other MFS internal policies require all MFS employees to avoid actual and potential conflicts of interests between personal activities and MFS’ client activities. If an employee identifies an actual or potential conflict of interest with respect to any voting decision, then that employee must recuse himself/herself from participating in the voting process. Additionally, with respect to decisions concerning all Non Standard Votes, as defined below, MFS will review the securities holdings reported by the individuals that participate in such decision to determine whether such person has a direct economic interest in the decision, in which case such person shall not further participate in making the decision. Any significant attempt by an employee of MFS or its subsidiaries to influence MFS’ voting on a particular proxy matter should also be reported to the MFS Proxy Voting Committee.

In cases where proxies are voted in accordance with these MFS Proxy Voting Policies and Procedures, no material conflict of interest will be deemed to exist. In cases where (i) MFS is considering overriding these MFS Proxy Voting Policies and Procedures, (ii) matters presented for vote are not clearly governed by these MFS Proxy Voting Policies and Procedures, (iii) MFS evaluates an excessive executive compensation issue in relation to the election of directors, or (iv) a vote recommendation is requested from an MFS portfolio manager or investment analyst (e.g. mergers and acquisitions) (collectively, “Non Standard Votes”); the MFS Proxy Voting Committee will follow these procedures:

a.	Compare the name of the issuer of such proxy against a list of significant current (i) distributors of MFS Fund shares, and (ii) MFS institutional clients (the “MFS Significant Client List”);

b.	If the name of the issuer does not appear on the MFS Significant Client List, then no material conflict of interest will be deemed to exist, and the proxy will be voted as otherwise determined by the MFS Proxy Voting Committee;

c.	If the name of the issuer appears on the MFS Significant Client List, then the MFS Proxy Voting Committee will be apprised of that fact and each member of the MFS Proxy Voting Committee will carefully evaluate the proposed vote in order to ensure that the proxy ultimately is voted in what MFS believes to be the best long-term economic interests of MFS’ clients, and not in MFS’ corporate interests; and

d.	For all potential material conflicts of interest identified under clause (c) above, the MFS Proxy Voting Committee will document: the name of the issuer, the issuer’s relationship to MFS, the analysis of the matters submitted for proxy vote, the votes as to be cast and the reasons why the MFS Proxy Voting Committee determined that the votes were cast in the best long-term economic interests of MFS’ clients, and not in MFS’ corporate interests. A copy of the foregoing documentation will be provided to MFS’ Conflicts Officer.

The members of the MFS Proxy Voting Committee are responsible for creating and maintaining the MFS Significant Client List, in consultation with MFS’ distribution and institutional business units. The MFS Significant Client List will be reviewed and updated periodically, as appropriate.

From time to time, certain MFS Funds (the “top tier fund”) may own shares of other MFS Funds (the “underlying fund”). If an underlying fund submits a matter to a shareholder vote, the top tier fund will generally vote its shares in the same proportion as the other shareholders of the underlying fund.

3.     Gathering Proxies

Most U.S. proxies received by MFS and its clients originate at Automatic Data Processing Corp. (“ADP”) although a few proxies are transmitted to investors by corporate issuers through their custodians or depositories. ADP and other service providers, on behalf of issuers, send proxy related material to the record holders of the shares beneficially owned by MFS’ clients, usually to the client’s proxy voting administrator or, less commonly, to the client itself. This material will include proxy ballots reflecting the shareholdings of Funds and of clients on the record dates for such shareholder meetings, as well as proxy statements with the issuer’s explanation of the items to be voted upon.

MFS, on behalf of itself and the Funds, has entered into an agreement with an independent proxy administration firm, RiskMetrics Group, Inc., Inc. (the “Proxy Administrator”), pursuant to which the Proxy Administrator performs various proxy vote related administrative services, such as vote processing and recordkeeping functions for MFS’ Funds and institutional client accounts. The Proxy Administrator receives proxy statements and proxy ballots directly or indirectly from various custodians, logs these materials into its database and matches upcoming meetings with MFS Fund and client portfolio holdings, which are input into the Proxy Administrator’s system by an MFS holdings datafeed. Through the use of the Proxy Administrator system, ballots and proxy material summaries for all upcoming shareholders’ meetings are available on-line to certain MFS employees and members of the MFS Proxy Voting Committee.

4.     Analyzing Proxies

Proxies are voted in accordance with these MFS Proxy Voting Policies and Procedures. The Proxy Administrator, at the prior direction of MFS, automatically votes all proxy matters that do not require the particular exercise of discretion or judgment with respect to these MFS Proxy Voting Policies and Procedures as determined by the MFS Proxy Voting Committee. With respect to proxy matters that require the particular exercise of discretion or judgment, MFS considers and votes on those proxy matters. MFS also receives research from ISS which it may take into account in deciding how to vote. In addition, MFS expects to rely on ISS to identify circumstances in which a board may have approved excessive executive compensation. Representatives of the MFS Proxy Voting Committee review, as appropriate, votes cast to ensure conformity with these MFS Proxy Voting Policies and Procedures.

As a general matter, portfolio managers and investment analysts have little or no involvement in specific votes taken by MFS. This is designed to promote consistency in the application of MFS’ voting guidelines, to promote consistency in voting on the same or similar issues (for the same or for multiple issuers) across all client accounts, and to minimize the potential that proxy solicitors, issuers, or third parties might attempt to exert inappropriate influence on the vote. In limited types of votes (e.g., corporate actions, such as mergers and acquisitions), a representative of MFS Proxy Voting Committee may consult with or seek recommendations from MFS portfolio managers or investment analysts.1 However, the MFS Proxy Voting Committee would ultimately determine the manner in which all proxies are voted.

As noted above, MFS reserves the right to override the guidelines when such an override is, in MFS’ best judgment, consistent with the overall principle of voting proxies in the best long-term economic interests of MFS’ clients. Any such override of the guidelines shall be analyzed, documented and reported in accordance with the procedures set forth in these policies.

5.     Voting Proxies

In accordance with its contract with MFS, the Proxy Administrator also generates a variety of reports for the MFS Proxy Voting Committee, and makes available on-line various other types of information so that the MFS Proxy Voting Committee may review and monitor the votes cast by the Proxy Administrator on behalf of MFS’ clients.

6.     Securities Lending

From time to time, the MFS Funds or other pooled investment vehicles sponsored by MFS may participate in a securities lending program. In the event MFS or its agent receives timely notice of a shareholder meeting for a U.S. security, MFS and its agent will attempt to recall any securities on loan before the meeting’s record date so that MFS will be entitled to vote these shares. However, there may be instances in which MFS is unable to timely recall securities on loan for a U.S. security, in which cases MFS will not be able to vote these shares. MFS will report to the appropriate board of the MFS Funds those instances in which MFS is not able to timely recall the loaned securities. MFS generally does not recall non-U.S. securities on loan because there is generally insufficient advance notice of record or vote cut-off dates to allow MFS to timely recall the shares. As a result, non-U.S. securities that are on loan will not generally be voted. If MFS receives timely notice of what MFS determines to be an unusual, significant vote for a non-U.S. security whereas MFS shares are on loan, and determines that voting is in the best long-term economic interest of shareholders, then MFS will attempt to timely recall the loaned shares.

C.	MONITORING SYSTEM

It is the responsibility of the Proxy Administrator and MFS’ Proxy Voting Committee to monitor the proxy voting process. When proxy materials for clients are received by the Proxy Administrator, they are input into the Proxy Administrator’s system. Through an interface with the portfolio holdings database of MFS, the Proxy Administrator matches a list of all MFS Funds and clients who hold shares of a company’s stock and the number of shares held on the record date with the Proxy Administrator’s listing of any upcoming shareholder’s meeting of that company.

When the Proxy Administrator’s system “tickler” shows that the voting cut-off date of a shareholders’ meeting is approaching, a Proxy Administrator representative checks that the vote for MFS Funds and clients holding that security has been recorded in the computer system. If a proxy ballot has not been received from the client’s custodian, the Proxy Administrator contacts the custodian requesting that the materials be forwarded immediately. If it is not possible to receive the proxy ballot from the custodian in time to be voted at the meeting, then MFS may instruct the custodian to cast the vote in the manner specified and to mail the proxy directly to the issuer.

1 From time to time, due to travel schedules and other commitments, an appropriate portfolio manager or research analyst is not available to provide a recommendation on a merger or acquisition proposal. If such a recommendation cannot be obtained prior to the cut-off date of the shareholder meeting, certain members of the MFS Proxy Voting Committee may determine to abstain from voting.

D.	RECORDS RETENTION

MFS will retain copies of these MFS Proxy Voting Policies and Procedures in effect from time to time and will retain all proxy voting reports submitted to the Board of Trustees and Board of Managers of the MFS Funds for the period required by applicable law. Proxy solicitation materials, including electronic versions of the proxy ballots completed by representatives of the MFS Proxy Voting Committee, together with their respective notes and comments, are maintained in an electronic format by the Proxy Administrator and are accessible on-line by the MFS Proxy Voting Committee. All proxy voting materials and supporting documentation, including records generated by the Proxy Administrator’s system as to proxies processed, including the dates when proxy ballots were received and submitted, and the votes on each company’s proxy issues, are retained as required by applicable law.

E.	REPORTS

All MFS Advisory Clients

At any time, a report can be printed by MFS for each client who has requested that MFS furnish a record of votes cast. The report specifies the proxy issues which have been voted for the client during the year and the position taken with respect to each issue and, upon request, may identify situations where MFS did not vote in accordance with the MFS Proxy Voting Policies and Procedures.

Except as described above, MFS generally will not divulge actual voting practices to any party other than the client or its representatives (unless required by applicable law) because we consider that information to be confidential and proprietary to the client.

NORTHERN TRUST

PROXY VOTING

The Trust, on behalf of the Funds, has delegated the voting of portfolio securities to Northern Trust Investments, N.A. (“NTI”) in its capacity as Investment Sub-Adviser. NTI has adopted proxy voting policies and procedures (the “Proxy Voting Policy”) for the voting of proxies on behalf of client accounts for which NTI has voting discretion, including the Funds. Under the Proxy Voting Policy, shares are to be voted in the best interests of the Funds.

A Proxy Committee comprised of senior NTI investment and compliance officers has adopted certain guidelines (the “Proxy Guidelines”) concerning various corporate governance issues. The Proxy Committee has the responsibility for the content, interpretation and application of the Proxy Guidelines and may apply these Proxy Guidelines with a measure of flexibility. NTI has retained an independent third party (the “Service Firm”) to review proxy proposals and to make voting recommendations to the Proxy Committee in a manner consistent with the Proxy Guidelines.

The Proxy Guidelines provide that NTI will generally vote for or against various proxy proposals, usually based upon certain specified criteria. As an example, the Proxy Guidelines provide that NTI will generally vote in favor of proposals to: (1) repeal existing classified boards and elect directors on an annual basis; (2) adopt a written majority voting or withhold policy (in situations in which a company has not previously adopted such a policy); (3) lower supermajority shareholder vote requirements for charter and bylaw amendments; (4) lower supermajority shareholder vote requirements for mergers and other business combinations; (5) increase common share authorizations for a stock split; (6) implement a reverse stock split; and (7) approve an ESOP or other broad based employee stock purchase or ownership plan, or increase authorized shares for existing plans. The Proxy Guidelines also provide that NTI will generally vote against proposals to: (1) classify the board of directors; (2) require that poison pill plans be submitted for shareholder ratification; (3) adopt dual class exchange offers or dual class recapitalizations; (4) require a supermajority shareholder vote to approve mergers and other significant business combinations; (5) require a supermajority shareholder vote to approve charter and bylaw amendments; and (6) adopt certain social and environmental proposals. In certain circumstances, the Proxy Guidelines provide that proxy proposals will be addressed on a case-by-case, including those regarding executive and director compensation plans, mergers and acquisitions, poison pills, a change in the company’s state of incorporation and an increase in authorized common stock.

Except as otherwise provided in the Proxy Voting Policy, the Proxy Committee may vote proxies contrary to the recommendations of the Service Firm if it determines that such action is in the best interests of a Fund. In exercising its discretion, the Proxy Committee may take into account a variety of factors relating to the matter under consideration, the nature of the proposal and the company involved. As a result, the Proxy Committee may vote in one manner in the case of one company and in a different manner in the case of another where, for example, the past history of the company, the character and integrity of its management, the role of outside directors, and the company’s record of producing performance for investors justifies a high degree of confidence in the company and the effect of the proposal on the value of the investment. Similarly, poor past performance, uncertainties about management and future directions, and other factors may lead the Proxy Committee to conclude that particular proposals present unacceptable investment risks and should not be supported. The Proxy Committee also evaluates proposals in context. A particular proposal may be acceptable standing alone, but objectionable when part of an existing or proposed package. Special circumstances may also justify casting different votes for different clients with respect to the same proxy vote.

NTI may occasionally be subject to conflicts of interest in the voting of proxies due to business or personal relationships with persons having an interest in the outcome of certain votes. For example, NTI may provide trust, custody, investment management, brokerage, underwriting, banking and related services to accounts owned or controlled by companies whose management is soliciting proxies. Occasionally, NTI may also have business or personal relationships with other proponents of proxy proposals, participants in proxy contests, corporate directors or candidates for directorships. NTI may also be required to vote proxies for securities issued by Northern Trust Corporation or its affiliates or on matters in which NTI has a direct financial interest, such as shareholder approval of a change in the advisory fees paid by a Fund. NTI seeks to address such conflicts of interest through various measures, including the establishment, composition and authority of the Proxy Committee and the retention of the Service Firm to perform proxy review and vote recommendation functions. The Proxy Committee has the responsibility to determine whether a proxy vote involves a potential conflict of interest and how the conflict should be addressed in conformance with the Proxy Voting Policy. The Proxy Committee may resolve such conflicts in any of a variety of ways, including the following: voting in accordance with the Proxy Guideline based recommendation of the Service Firm; voting in accordance with the recommendation of an independent fiduciary appointed for that purpose; voting pursuant to client direction by seeking instructions from the Board of Trustees of the Trust; or by voting pursuant to a “mirror voting” arrangement under which shares are voted in the same manner and proportion as shares over which NTI does not have voting discretion. The method selected by the Proxy Committee may vary depending upon the facts and circumstances of each situation.

NTI may choose not to vote proxies in certain situations or for a Fund. This may occur, for example, in situations where the exercise of voting rights could restrict the ability to freely trade the security in question (as is the case, for example, in certain foreign jurisdictions known as “blocking markets”). In circumstances in which the Service Firm does not provide recommendations for a particular proxy, the Proxy Committee may obtain recommendations from analysts at NTI who review the issuer in question or the industry in general. The Proxy Committee will apply the Proxy Guidelines as discussed above to any such recommendation.

The foregoing is only a summary of the Proxy Voting Policy and Proxy Voting Guidelines. You may obtain, upon request and without charge, a full-version paper copy of the Proxy Voting Policy and Proxy Voting Guidelines by calling 800/595-9111.

PYRAMIS GLOBAL ADVISORS PROXY VOTING GUIDELINES

MARCH 2009

I.	General Principles

A.	Voting of shares will be conducted in a manner consistent with the best interests of clients as follows: (i) securities of a portfolio company will generally be voted in a manner consistent with the Guidelines; and (ii) voting will be done without regard to any other Pyramis or Fidelity companies’ relationship, business or otherwise, with that portfolio company.

B.	FMR Investment Proxy Research votes proxies on behalf of the clients of Pyramis. In the event an Investment Proxy Research employee has a personal conflict with a portfolio company or an employee or director of a portfolio company, that employee will withdraw from making any proxy voting decisions with respect to that portfolio company. A conflict of interest arises when there are factors that may prompt one to question whether a Fidelity and/or Pyramis employee is acting solely on the best interests of Pyramis, Fidelity and their customers. Employees are expected to avoid situations that could present even the appearance of a conflict between their interests and the interests of Pyramis, Fidelity and their customers.

C.	Except as set forth herein, Pyramis will generally vote in favor of routine management proposals.

D.	Non-routine proposals will generally be voted in accordance with the Guidelines.

E.	Non-routine proposals not covered by the Guidelines or involving other special circumstances will be evaluated on a case-by-case basis with input from the appropriate Pyramis analyst or portfolio manager, as applicable, subject to review by an attorney within the General Counsel’s office and a member of senior management within FMR Investment Proxy Research. A significant pattern of such proposals or other special circumstances will be referred to Pyramis’s Senior Compliance Officer or his designee.

F.	Pyramis will vote on shareholder proposals not specifically addressed by the Guidelines based on an evaluation of a proposal’s likelihood to enhance the economic returns or profitability of the portfolio company or to maximize shareholder value. Where information is not readily available to analyze the economic impact of the proposal, Pyramis will generally abstain.

G.	Many Pyramis accounts invest in voting securities issued by companies that are domiciled outside the United States and are not listed on a U.S. securities exchange. Corporate governance standards, legal or regulatory requirements and disclosure practices in foreign countries can differ from those in the United States. When voting proxies relating to non-U.S. securities, Pyramis will generally evaluate proposals in the context of these Guidelines, but Pyramis may, where applicable and feasible, take into consideration differing laws and regulations in the relevant foreign market in determining how to vote shares.

H.	In certain non-U.S. jurisdictions, shareholders voting shares of a portfolio company may be restricted from trading the shares for a period of time around the shareholder meeting date. Because such trading restrictions can hinder portfolio management and could result in a loss of liquidity for a client, Pyramis will generally not vote proxies in circumstances where such restrictions apply. In addition, certain non-U.S. jurisdictions require voting shareholders to disclose current share ownership on a fund-by-fund basis. When such disclosure requirements apply, Pyramis will generally not vote proxies in order to safeguard fund holdings information.

I.	Where a management-sponsored proposal is inconsistent with the Guidelines, Pyramis may receive a company’s commitment to modify the proposal or its practice to conform to the Guidelines, and Pyramis will generally support management based on this commitment. If a company subsequently does not abide by its commitment, Pyramis will generally withhold authority for the election of directors at the next election.

II.	Definitions (as used in this document)

A.	Anti-Takeover Provision—includes fair price amendments; classified boards; “blank check” preferred stock; Golden Parachutes; supermajority provisions; Poison Pills; restricting the right to call special meetings; and any other provision that eliminates or limits shareholder rights.

B.	Golden Parachute—Employment contracts, agreements, or policies that include an excise tax gross-up provision; single trigger for cash incentives; or may result in a lump sum payment of cash and acceleration of equity that may total more than three times annual compensation (salary and bonus) in the event of a termination following a change in control.

C.	Greenmail—payment of a premium to repurchase shares from a shareholder seeking to take over a company through a proxy contest or other means.

D.	Sunset Provision—a condition in a charter or plan that specifies an expiration date.

E.	Permitted Bid Feature—a provision suspending the application of a Poison Pill, by shareholder referendum, in the event a potential acquirer announces a bona fide offer for all outstanding shares.

F.	Poison Pill—a strategy employed by a potential take-over / target company to make its stock less attractive to an acquirer. Poison Pills are generally designed to dilute the acquirer’s ownership and value in the event of a take-over.

G.	Large Capitalization Company—a company included in the Russell 1000 stock index.

H.	Small Capitalization Company—a company not included in the Russell 1000 stock index that is not a Micro-Capitalization Company.

I.	Micro-Capitalization Company—a company with market capitalization under US $300 million.

III.	Directors

A.	Incumbent Directors

Pyramis will generally vote in favor of incumbent and nominee directors except where one or more such directors clearly appear to have failed to exercise reasonable judgment.

Pyramis will also generally withhold authority for the election of all directors or directors on responsible committees if:

1.	An Anti-Takeover Provision was introduced, an Anti-Takeover Provision was extended, or a new Anti-Takeover Provision was adopted upon the expiration of an existing Anti-Takeover Provision, without shareholder approval except as set forth below.

With respect to Poison Pills, however, Pyramis will consider not withholding authority on the election of directors if all of the following conditions are met when a Poison Pill is introduced, extended, or adopted:

a.	The Poison Pill includes a Sunset Provision of less than five years;

b.	The Poison Pill includes a Permitted Bid Feature;

c.	The Poison Pill is linked to a business strategy that will result in greater value for the shareholders, and

d.	Shareholder approval is required to reinstate the Poison Pill upon expiration.

Pyramis will also consider not withholding authority on the election of directors when one or more of the conditions above are not met if a board is willing to strongly consider seeking shareholder ratification of, or adding above conditions noted a. and b. to an existing Poison Pill. In such a case, if the company does not take appropriate action prior to the next annual shareholder meeting, Pyramis will withhold authority on the election of directors.

2.	The company refuses, upon request by Pyramis, to amend the Poison Pill to allow Fidelity to hold an aggregate position of up to 20% of a company’s total voting securities and of any class of voting securities.

3.	Within the last year and without shareholder approval, a company’s board of directors or compensation committee has repriced outstanding options, exchanged outstanding options for equity, or tendered cash for outstanding options.

4.	The company failed to act in the best interests of shareholders when approving executive compensation, taking into accounts such factors as: (i) whether the company used an independent compensation committee; (ii) whether the compensation committee engaged independent compensation consultants; and (iii) whether the company has admitted to or settled a regulatory proceeding relating to options backdating.

5.	To gain Pyramis’ support on a proposal, the company made a commitment to modify a proposal or practice to conform to these Guidelines and the company has failed to act on that commitment.

6.	The director attended fewer than 75% of the aggregate number of meetings of the board or its committees on which the director served during the company’s prior fiscal year, absent extenuating circumstances.

7.	The Board is not comprised of a majority of independent directors.

B.	Indemnification

Pyramis will generally vote in favor of charter and by-law amendments expanding the indemnification of directors and/or limiting their liability for breaches of care unless Pyramis is otherwise dissatisfied with the performance of management or the proposal is accompanied by Anti-Takeover Provisions.

C.	Independent Chairperson

Pyramis will generally vote against shareholder proposals calling for or recommending the appointment of a non-executive or independent chairperson. However, Pyramis will consider voting for such proposals in limited cases if, based upon particular facts and circumstances, appointment of a non-executive or independent chairperson appears likely to further the interests of shareholders and to promote effective oversight of management by the board of directors.

D.	Majority Director Elections

Pyramis will generally vote in favor of proposals calling for directors to be elected by an affirmative majority of votes cast in a board election, provided that the proposal allows for plurality voting standard in the case of contested elections (i.e., where there are more nominees than board seats). Pyramis may consider voting against such shareholder proposals where a company’s board has adopted an alternative measure, such as a director resignation policy, that provides a meaningful alternative to the majority voting standard and appropriately addresses situations where an incumbent director fails to receive the support of a majority of the votes cast in an uncontested election.

IV.	Compensation

A.	Equity award plans (including stock options, restricted stock awards, and other stock awards).

Pyramis will generally vote against equity award plans or amendments to authorize additional shares under such plans if:

1.	(a) The dilution effect of the shares outstanding and available for issuance pursuant to all plans, plus any new share requests is greater than 10% for a Large Capitalization Company, 15% for a Small Capitalization Company or 20% for a Micro-Capitalization Company; and (b) there were no circumstances specific to the company or the plans that lead Pyramis to conclude that the level of dilution in the plan or the amendments is acceptable.

2.	In the case of stock option plans, (a) the offering price of options is less than 100% of fair market value on the date of grant, except that the offering price may be as low as 85% of fair market value if the discount is expressly granted in lieu of salary or cash bonus; (b) the plan’s terms allow repricing of underwater options; or (c) the board/committee has repriced options outstanding under the plan in the past two years.

3.	The plan may be materially altered without shareholder approval, including increasing the benefits accrued to participants under the plan; increasing the number of securities which may be issued under the plan; modifying the requirements for participation in the plan; or including a provision allowing the board to lapse or waive restrictions at its discretion, except in limited cases relating to death, disability, retirement, or change in control.

4.	Awards to non-employee directors are subject to management discretion.

5.	In the case of stock awards, the restriction period is less than three years for non-performance-based awards, and less than one year for performance-based awards.

Pyramis will consider approving an equity award plan or an amendment to authorize additional shares under such plan if, without complying with the guidelines immediately above, the following two conditions are met:

1.	The shares are granted by a compensation committee composed entirely of independent directors; and

2.	The shares are limited to 5% (Large-Capitalization Company) and 10% (Small- or Micro-Capitalization Company) of the shares authorized for grant under the plan.

B.	Equity Exchanges and Repricing

Pyramis will generally vote in favor of a management proposal to exchange, reprice or tender for cash, outstanding options if the proposed exchange, repricing, or tender offer is consistent with the interests of shareholders, taking into account such factors as:

1.	Whether the proposal excludes senior management and directors;

2.	Whether the exchange or repricing proposal is value neutral to shareholders based upon an acceptable pricing model;

3.	The company’s relative performance compared to other companies within the relevant industry or industries;

4.	Economic and other conditions affecting the relevant industry or industries in which the company competes; and

5.	Any other facts or circumstances relevant to determining whether an exchange or repricing proposal is consistent with the interests of shareholders.

C.	Employee Stock Purchase Plans

Pyramis will generally vote against employee stock purchase plans if the plan violates any of the criteria in section IV(A) above, except that the minimum stock purchase price may be equal to or greater than 85% of the stock’s fair market value if the plan constitutes a reasonable effort to encourage broad based participation in the company’s equity. In the case of non-U.S. company stock purchase plans, Pyramis may permit a lower minimum stock purchase price equal to the prevailing “best practices” in the relevant non-U.S. market, provided that the minimum stock purchase price must be at least 75% of the stock’s fair market value.

D.	Employee Stock Ownership Plans (ESOPs)

Pyramis will generally vote in favor of non-leveraged ESOPs. For leveraged ESOPs, Pyramis may examine the company’s state of incorporation, existence of supermajority vote rules in the charter,

number of shares authorized for the ESOP, and number of shares held by insiders. Pyramis may also examine where the ESOP shares are purchased and the dilution effect of the purchase. Pyramis will generally vote against leveraged ESOPs if all outstanding loans are due immediately upon change in control.

E.	Executive Compensation

Pyramis will generally vote against management proposals on stock-based compensation plans or other compensation plans if such proposals are inconsistent with the interests of shareholders, taking into account such factors as: (i) whether the company has an independent compensation committee; and (ii) whether the compensation committee has authority to engage independent compensation consultants.

F.	Bonus Plans and Tax Deductibility Proposals

Pyramis will generally vote in favor of cash and stock incentive plans that are submitted for shareholder approval in order to qualify for favorable tax treatment under Section 162(m) of the Internal Revenue Code, provided that the plan includes well defined and appropriate performance criteria, and with respect to any cash component, that the maximum award per participant is clearly stated and is not unreasonable or excessive.

V.	Anti-Takeover Provisions

Pyramis will generally vote against a proposal to adopt or approve the adoption of an Anti-Takeover Provision unless:

A.	The Poison Pill includes the following features:

1.	A Sunset Provision of no greater than five years;

2.	Linked to a business strategy that is expected to result in greater value for the shareholders;

3.	Requires shareholder approval to be reinstated upon expiration or if amended;

4.	Contains a Permitted Bid Feature; and

5.	Allows Fidelity to hold an aggregate position of up to 20% of a company’s total voting securities and of any class of voting securities.

B.	An Anti-Greenmail proposal that does not include other Anti-Takeover Provisions; or

C.	It is a fair price amendment that considers a two-year price history or less.

Pyramis will generally vote in favor of proposals to eliminate Anti-Takeover Provisions. In the case of proposals to declassify a board of directors, Pyramis will generally vote against such a proposal if the issuer’s Articles of Incorporation or applicable statutes include a provision whereby a majority of directors may be removed at any time, with or without cause, by written consent, or other reasonable procedures, by a majority of shareholders entitled to vote for the election of directors.

VI.	Capital Structure / Incorporation

A.	Increases in Common Stock

Pyramis will generally vote against a provision to increase a company’s common stock if such increase will result in a total number of authorized shares greater than three times the current number of outstanding and scheduled to be issued shares, including stock options, except in the case of real estate investment trusts, where an increase that will result in a total number of authorized shares up to five times the current number of outstanding and scheduled to be issued shares is generally acceptable.

B.	New Classes of Shares

Pyramis will generally vote against the introduction of new classes of stock with differential voting rights.

C.	Cumulative Voting Rights

Pyramis will generally vote against the introduction and in favor of the elimination of cumulative voting rights.

D.	Acquisition or Business Combination Statutes

Pyramis will generally vote in favor of proposed amendments to a company’s certificate of incorporation or by-laws that enable the company to opt out of the control shares acquisition or business combination statutes.

E.	Incorporation or Reincorporation in Another State or Country

Pyramis will generally vote against shareholder proposals calling for, or recommending that, a portfolio company reincorporate in the United States and vote in favor of management proposals to reincorporate in a jurisdiction outside the United States if (i) it is lawful under United States, state and other applicable law for the company to be incorporated under the laws of the relevant foreign jurisdiction and to conduct its business and (ii) reincorporating or maintaining a domicile in the United States would likely give rise to adverse tax or other economic consequences detrimental to the interests of the company and its shareholders. However, Pyramis will consider supporting such shareholder proposals and opposing such management proposals in limited cases if, based upon particular facts and circumstances, reincorporating in or maintaining a domicile in the relevant foreign jurisdiction gives rise to significant risks or other potential adverse consequences that appear reasonably likely to be detrimental to the interests of the company or its shareholders.

VII.	Shares of Investment Companies

A.	If applicable, when a Pyramis account invests in an underlying Fidelity Fund with public shareholders, an exchange traded fund (ETF), or non-affiliated fund, shares will be voted in the same proportion as all other voting shareholders of such underlying fund or class (“echo voting”).

VIII.	Other

A.	Voting Process

Pyramis will generally vote in favor of proposals to adopt confidential voting and independent vote tabulation practices.

B.	Regulated Industries

Voting of shares in securities of any regulated industry (e.g., U.S. banking) organization shall be conducted in a manner consistent with conditions that may be specified by the industry’s regulator (e.g., the Federal Reserve Board) for a determination under applicable law (e.g., federal banking law) that no client or group of clients has acquired control of such organization.

RAINIER INVESTMENT MANAGEMENT, INC.

2009 PROXY VOTING POLICY

SUMMARY & PROCEDURES

INTRODUCTION

This statement sets forth the proxy voting policy of Rainier Investment Management, Inc.® (“RIM”) and is intended to be in compliance with 17 CFR 270.30b1-4 and 17 CFR 275.206(4)-6, rules relating to the voting of proxies by registered investment advisers and investment companies registered under Investment Company Act of 1940.

RIM clients include mutual funds, employee benefit plans, corporations, charitable organizations and individuals. As an investment adviser, RIM is a fiduciary that owes each of its clients duties of care and loyalty with respect to all services undertaken on the client’s behalf, including proxy voting. The duty of care requires RIM, when it has proxy voting authority, to monitor corporate events and to vote the proxies. To satisfy its duty of loyalty, RIM will cast the proxy votes in a manner consistent with the best interest of its clients and will not subrogate client interests to its own.

RIM is the Adviser of the Rainier Investment Management Mutual Funds (“Funds”). RIM acts as a fiduciary of the Funds and shall vote the proxies of the Funds’ portfolio securities in a manner consistent with the best interest of the Funds and its shareholders.

RIM shall analyze each proxy on a case-by-case basis, informed by the guidelines elaborated below, subject to the requirement that all votes shall be cast solely in the long-term interest of its clients. RIM does not intend for these guidelines to be exhaustive. Hundreds of issues appear on proxy ballots every year, and it is neither practical nor productive to fashion voting guidelines and policies which attempt to address every eventuality. Rather, RIM’s guidelines are intended to cover the most significant and frequent proxy issues that arise. RIM shall revise its guidelines as events warrant.

PROCEDURES

Procedures used to address any potential conflicts of interest.

RIM votes on a pre-established set of policy guidelines and on the recommendations of an independent third party, Institutional Shareholder Services (ISS). ISS makes its recommendations based on its independent, objective analysis of the economic interests of shareholders. This process ensures that RIM votes in the best interests of advisory clients and mutual fund shareholders, and it insulates our voting decisions from any potential conflicts of interest. Subject to RIM Proxy Policy Committee procedures, RIM may also override ISS vote recommendations on a case-by case basis on:

•	Issues called out by other established proxy voting guidelines, such as the AFL-CIO Proxy Voting Guidelines

•	Issues that ISS itself considers on a case-by-case basis

The extent to which RIM delegates proxy voting authority to or relies on recommendations of a third party.

As noted above, RIM relies on the recommendations of ISS. We retain ultimate responsibility for the votes, and we have the ability to override ISS vote recommendations. We will only do so, however, if we believe that a different vote is in the best interests of our clients and mutual fund shareholders.

To the extent RIM desires to override ISS’s vote recommendations for the reasons noted above, RIM (through its Proxy Policy Committee) will consider whether the proxy voting decision poses a material conflict between RIM’s interest and that of the relevant clients. If RIM determines that a proxy proposal raises a material conflict between RIM’s interests and a client’s interest, RIM will resolve such a conflict in the manner described below, in its discretion:

(i) RIM may follow the recommendation of another nationally recognized third-party proxy advisory service, and document RIM’s reasons for overriding ISS and vote in accordance with the recommendation of the other third party;

(ii) RIM may decide independently how to vote the proxies notwithstanding its material conflict of interest, provided it carefully and fully documents its reasons for voting in the manner proposed;

(iii) RIM may, in its discretion, disclose the conflict to each affected client and vote as directed by the client, if RIM receives a timely response from the client (and RIM may abstain from voting in the absence of a timely client response);

(iv) RIM may erect information barriers around the person or persons making the voting decision sufficient to insulate the decision from the conflict;

(v) RIM may abstain from voting on the proposal, if (a) RIM determines that an abstention is in the best interest of the affected clients as a whole, (b) the expected benefit to the affected clients as a whole of voting the proxy exceeds the costs of voting the proxy, (c) RIM concludes that the value of the affected clients’ economic interest as a whole in the proposal or the value of the portfolio holding is insignificant, or (d) RIM has not received a timely response from the client; or

(vi) RIM may implement any other procedure that results in a decision that is demonstrably based on the client’s best interest and not the product of the conflict.

The extent to which RIM will support or give weight to the views of management of a portfolio company.

We base our voting decisions on our policy guidelines and on ISS recommendations, both of which are driven by considerations of the best interests of our clients and mutual fund shareholders. We vote in favor of management positions only when they coincide with the best interests of our clients and mutual fund shareholders.

Policies and procedures relating to matters substantially affecting the rights of the holders of the security being voted.

Our policy guidelines include a section devoted specifically to shareholder rights. We generally support shareholder voting rights and oppose efforts to restrict them.

Disclosure to Clients.

RIM will disclose to its clients how they may obtain information from RIM about how RIM voted with respect to their securities. RIM will provide to its clients a description or a copy of these proxy voting policies and procedures.

Books and Records Maintained by RIM.

In connection with voting proxies and these Proxy Voting Policies and Procedures, RIM maintains (in hardcopy or electronic form) such books and records as may be required by applicable law, rules or regulations, including:

•	RIM’s policies and procedures relating to voting proxies;

•

A copy of each proxy statement that RIM receives regarding clients’ securities, provided that RIM may rely on (a) a third party to make and retain, on RIM’s behalf, pursuant to a written undertaking, a copy of proxy statements or (b) obtaining a copy of proxy statements from the SEC’s Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system;

•	A record of each vote cast by RIM on behalf of clients, provided that RIM may rely on a third party to make and retain, on RIM’s behalf, pursuant to a written undertaking, records of votes cast;

•	Copies of any documents created by RIM that were material to making a decision on how to vote proxies on behalf of a client or that memorialize the basis for that decision; and

•

A record of each written client request for proxy voting information and a copy of any written response by RIM to any written or oral client request for information on how RIM voted proxies on behalf of the requesting client.

Such books and records will be maintained and preserved in an easily accessible place for a period of not less than five years from the end of the fiscal year during which the last entry was made on such record, the first two years in RIM’s main business office.

U.S. Proxy Voting Guidelines Concise Summary

(Digest of Selected Key Guidelines)

January 15, 2009

Copyright © 2009 by RiskMetrics Group.

The policies contained herein are a sampling of select, key proxy voting guidelines and are not exhaustive. A full listing of RiskMetrics 2009 proxy voting guidelines can be found in the Jan. 15, 2009, edition of the U.S. Proxy Voting Manual.

All rights reserved. No part of this publication may be reproduced or transmitted in any form or by any means, electronic or mechanical, including photocopy, recording, or any information storage and retrieval system, without permission in writing from the publisher. Requests for permission to make copies of any part of this work should be sent to: RiskMetrics Group Marketing Department, One Chase Manhattan Plaza, 44th Floor, New York, NY 10005. RiskMetrics Group is a trademark used herein under license.

Risk Management	Risk Metrics Labs	ISS Governance Services	Financial Research & Analysis

www.riskmetrics.com

1.    Operational Items:

Auditor Ratification

Vote FOR proposals to ratify auditors, unless any of the following apply:

•	An auditor has a financial interest in or association with the company, and is therefore not independent;

•	There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position;

•	Poor accounting practices are identified that rise to a serious level of concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures; or

•	Fees for non-audit services (“Other” fees) are excessive.

Non-audit fees are excessive if:

•	Non-audit (“other”) fees exceed audit fees + audit-related fees + tax compliance/preparation fees

Vote CASE-BY-CASE on shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services.

Vote CASE-BY-CASE on shareholder proposals asking for audit firm rotation, taking into account:

•	The tenure of the audit firm;

•	The length of rotation specified in the proposal;

•	Any significant audit-related issues at the company;

•	The number of Audit Committee meetings held each year;

•	The number of financial experts serving on the committee; and

•	Whether the company has a periodic renewal process where the auditor is evaluated for both audit quality and competitive price.

2.    Board of Directors:

Voting on Director1 Nominees in Uncontested Elections

Vote on director nominees should be determined on a CASE-BY-CASE basis.

Vote AGAINST or WITHHOLD2 from individual directors who:

•

Attend less than 75 percent of the board and committee meetings without a valid excuse, such as illness, service to the nation, work on behalf of the company, or funeral obligations. If the company provides meaningful public or private disclosure explaining the director’s absences, evaluate the information on a CASE-BY-CASE basis taking into account the following factors:

-	Degree to which absences were due to an unavoidable conflict;

-	Pattern of absenteeism; and

[1]	RiskMetrics’ classification of directors can be found in U.S. Proxy Voting Guidelines Summary.
[2]

In general, companies with a plurality vote standard use “Withhold” as the valid opposition vote option in director elections; companies with a majority vote standard use “Against”. However, it will vary by company and the proxy must be checked to determine the valid opposition vote for the particular company.

-	Other extraordinary circumstances underlying the director’s absence;

•	Sit on more than six public company boards;

•	Are CEOs of public companies who sit on the boards of more than two public companies besides their own—withhold only at their outside boards.

Vote AGAINST or WITHHOLD from all nominees of the board of directors, (except from new nominees, who should be considered on a CASE-BY-CASE basis) if:

•

The company’s proxy indicates that not all directors attended 75% of the aggregate of their board and committee meetings, but fails to provide the required disclosure of the names of the directors involved. If this information cannot be obtained, vote against/withhold from all incumbent directors;

•	The company’s poison pill has a dead-hand or modified dead-hand feature. Vote against/withhold every year until this feature is removed;

•

The board adopts or renews a poison pill without shareholder approval, does not commit to putting it to shareholder vote within 12 months of adoption (or in the case of an newly public company, does not commit to put the pill to a shareholder vote within 12 months following the IPO), or reneges on a commitment to put the pill to a vote, and has not yet received a withhold/against recommendation for this issue;

•

The board failed to act on a shareholder proposal that received approval by a majority of the shares outstanding the previous year (a management proposal with other than a FOR recommendation by management will not be considered as sufficient action taken);

•

The board failed to act on a shareholder proposal that received approval of the majority of shares cast for the previous two consecutive years (a management proposal with other than a FOR recommendation by management will not be considered as sufficient action taken);

•	The board failed to act on takeover offers where the majority of the shareholders tendered their shares;

•

At the previous board election, any director received more than 50 percent withhold/against votes of the shares cast and the company has failed to address the underlying issue(s) that caused the high withhold/against vote;

•

The board is classified, and a continuing director responsible for a problematic governance issue at the board/committee level that would warrant a withhold/against vote recommendation is not up for election—any or all appropriate nominees (except new) may be held accountable;

•

The board lacks accountability and oversight, coupled with sustained poor performance relative to peers. Sustained poor performance is measured by one- and three-year total shareholder returns in the bottom half of a company’s four-digit GICS industry group (Russell 3000 companies only).

Vote AGAINST or WITHHOLD from Inside Directors and Affiliated Outside Directors (per the Classification of Directors below) when:

•	The inside or affiliated outside director serves on any of the three key committees: audit, compensation, or nominating;

•	The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee;

•	The company lacks a formal nominating committee, even if board attests that the independent directors fulfill the functions of such a committee;

•	The full board is less than majority independent.

Vote AGAINST or WITHHOLD from the members of the Audit Committee if:

•	The non-audit fees paid to the auditor are excessive;

•	The company receives an adverse opinion on the company’s financial statements from its auditor; or

•

There is persuasive evidence that the audit committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

Vote CASE-by-CASE on members of the Audit Committee and/or the full board if poor accounting practices, which rise to a level of serious concern are identified, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures.

Examine the severity, breadth, chronological sequence and duration, as well as the company’s efforts at remediation or corrective actions in determining whether negative vote recommendations are warranted against the members of the Audit Committee who are responsible for the poor accounting practices, or the entire board.

Vote AGAINST or WITHHOLD from the members of the Compensation Committee if:

•	There is a negative correlation between the chief executive’s pay and company performance (see discussion under Equity Compensation Plans);

•	The company reprices underwater options for stock, cash or other consideration without prior shareholder approval, even if allowed in their equity plan;

•	The company fails to submit one-time transfers of stock options to a shareholder vote;

•	The company fails to fulfill the terms of a burn rate commitment they made to shareholders;

•	The company has backdated options (see “Options Backdating” policy);

The company has poor compensation practices (see “Poor Pay Practices” policy). Poor pay practices may warrant withholding votes from the CEO and potentially the entire board as well.

Vote AGAINST or WITHHOLD from directors, individually or the entire board, for egregious actions or failure to replace management as appropriate.

Independent Chair (Separate Chair/(CEO)

Generally vote FOR shareholder proposals requiring that the chairman’s position be filled by an independent director, unless the company satisfies all of the following criteria:

The company maintains the following counterbalancing features:

•

Designated lead director, elected by and from the independent board members with clearly delineated and comprehensive duties. (The role may alternatively reside with a presiding director, vice chairman, or rotating lead director; however the director must serve a minimum of one year in order to qualify as a lead director.) The duties should include, but are not limited to, the following:

-	presides at all meetings of the board at which the chairman is not present, including executive sessions of the independent directors;

-	serves as liaison between the chairman and the independent directors;

-	approves information sent to the board;

-	approves meeting agendas for the board;

-	approves meeting schedules to assure that there is sufficient time for discussion of all agenda items;

-	has the authority to call meetings of the independent directors;

-	if requested by major shareholders, ensures that he is available for consultation and direct communication;

•	Two-thirds independent board;

•	All independent key committees;

•	Established governance guidelines;

•

A company in the Russell 3000 universe must not have exhibited sustained poor total shareholder return (TSR) performance, defined as one- and three-year TSR in the bottom half of the company’s four-digit GICS industry group within the Russell 3000 only), unless there has been a change in the Chairman/CEO position within that time;

•	The company does not have any problematic governance or management issues, examples of which include, but are not limited to:

-	Egregious compensation practices;

-	Multiple related-party transactions or other issues putting director independence at risk;

-	Corporate and/or management scandals;

-	Excessive problematic corporate governance provisions; or

-	Flagrant board or management actions with potential or realized negative impact on shareholders.

Majority Vote Shareholder Proposals

Generally vote FOR precatory and binding resolutions requesting that the board change the company’s bylaws to stipulate that directors need to be elected with an affirmative majority of votes cast, provided it does not conflict with the state law where the company is incorporated. Binding resolutions need to allow for a carve-out for a plurality vote standard when there are more nominees than board seats.

Companies are strongly encouraged to also adopt a post-election policy (also know as a director resignation policy) that provides guidelines so that the company will promptly address the situation of a holdover director.

Performance/Governance Evaluation for Directors

Vote WITHHOLD/AGAINST on all director nominees if the board lacks accountability and oversight, coupled with sustained poor performance relative to peers, measured by one- and three-year total shareholder returns in the bottom half of a company’s four-digit GICS industry group (Russell 3000 companies only).

Evaluate board accountability and oversight at companies that demonstrate sustained poor performance. Problematic provisions include but are not limited to:

•	a classified board structure;

•	a supermajority vote requirement;

•	majority vote standard for director elections with no carve out for contested elections;

•	the inability of shareholders to call special meetings;

•	the inability of shareholders to act by written consent;

•	a dual-class structure; and/or

•	a non-shareholder approved poison pill.

If a company exhibits sustained poor performance coupled with a lack of board accountability and oversight, also take into consideration the company’s five-year total shareholder return and five-year operational metrics in the evaluation.

3.    Proxy Contests

Voting for Director Nominees in Contested Elections

Vote CASE-BY-CASE on the election of directors in contested elections, considering the following factors:

•	Long-term financial performance of the target company relative to its industry;

•	Management’s track record;

•	Background to the proxy contest;

•	Qualifications of director nominees (both slates);

•	Strategic plan of dissident slate and quality of critique against management;

•	Likelihood that the proposed goals and objectives can be achieved (both slates);

•	Stock ownership positions.

Reimbursing Proxy Solicitation Expenses

Vote CASE-BY-CASE on proposals to reimburse proxy solicitation expenses. When voting in conjunction with support of a dissident slate, vote FOR the reimbursement of all appropriate proxy solicitation expenses associated with the election.

Generally vote FOR shareholder proposals calling for the reimbursement of reasonable costs incurred in connection with nominating one or more candidates in a contested election where the following apply:

•	The election of fewer than 50% of the directors to be elected is contested in the election;

•	One or more of the dissident’s candidates is elected;

•	Shareholders are not permitted to cumulate their votes for directors; and

•	The election occurred, and the expenses were incurred, after the adoption of this bylaw.

4.    Antitakeover Defenses and Voting Related Issues

Advance Notice Requirements for Shareholder Proposals/Nominations

Vote CASE-BY-CASE on advance notice proposals, giving support to proposals that allow shareholders to submit proposals/nominations reasonably close to the meeting date and within the broadest window possible, recognizing the need to allow sufficient notice for company, regulatory and shareholder review.

To be reasonable, the company’s deadline for shareholder notice of a proposal/ nominations must not be more than 60 days prior to the meeting, with a submittal window of at least 30 days prior to the deadline.

In general, support additional efforts by companies to ensure full disclosure in regard to a proponent’s economic and voting position in the company so long as the informational requirements are reasonable and aimed at providing shareholders with the necessary information to review such proposal.

Poison Pills

Vote FOR shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it UNLESS the company has: (1) A shareholder approved poison pill in place; or (2) The company has adopted a policy concerning the adoption of a pill in the future specifying that the board will only adopt a shareholder rights plan if either:

•	Shareholders have approved the adoption of the plan; or

•

The board, in exercising its fiduciary responsibilities, determines that it is in the best interest of shareholders under the circumstances to adopt a pill without the delay that would result from seeking stockholder approval (i.e., the “fiduciary out” provision). A poison pill adopted under this “fiduciary out” will be put to a shareholder ratification vote within 12 months of adoption or expire. If the pill is not approved by a majority of the votes cast on this issue, the plan will immediately terminate.

Vote FOR shareholder proposals calling for poison pills to be put to a vote within a time period of less than one year after adoption. If the company has no non-shareholder approved poison pill in place and has adopted a policy with the provisions outlined above, vote AGAINST the proposal. If these conditions are not met, vote FOR the proposal, but with the caveat that a vote within 12 months would be considered sufficient.

Vote CASE-by-CASE on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan. Rights plans should contain the following attributes:

•	No lower than a 20% trigger, flip-in or flip-over;

•	A term of no more than three years;

•	No dead-hand, slow-hand, no-hand or similar feature that limits the ability of a future board to redeem the pill;

•

Shareholder redemption feature (qualifying offer clause); if the board refuses to redeem the pill 90 days after a qualifying offer is announced, 10 percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill.

In addition, the rationale for adopting the pill should be thoroughly explained by the company. In examining the request for the pill, take into consideration the company’s existing governance structure, including: board independence, existing takeover defenses, and any problematic governance concerns.

For management proposals to adopt a poison pill for the stated purpose of preserving a company’s net operating losses (“NOL pills”), the following factors should be considered:

•	the trigger (NOL pills generally have a trigger slightly below 5%);

•	the value of the NOLs;

•	the term;

•	shareholder protection mechanisms (sunset provision, causing expiration of the pill upon exhaustion or expiration of NOLs); and

•	other factors that may be applicable.

In addition, vote WITHHOLD/AGAINST the entire board of directors, (except new nominees, who should be considered on a CASE-by-CASE basis) if the board adopts or renews a poison pill without shareholder approval, does not commit to putting it to a shareholder vote within 12 months of adoption (or in the case of a newly public company, does not commit to put the pill to a shareholder vote within 12 months following the IPO), or reneges on a commitment to put the pill to a vote, and has not yet received a withhold recommendation for this issue.

5.    Mergers and Corporate Restructurings

Overall Approach

For mergers and acquisitions, review and evaluate the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

•

Valuation—Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, emphasis is placed on the offer premium, market reaction and strategic rationale.

•	Market reaction—How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal.

•

Strategic rationale—Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

•

Negotiations and process—Were the terms of the transaction negotiated at arm’s-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders. Significant negotiation “wins” can also signify the deal makers’ competency. The comprehensiveness of the sales process (e.g., full auction, partial auction, no auction) can also affect shareholder value.

•

Conflicts of interest—Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. Consider whether these interests may have influenced these directors and officers to support or recommend the merger. The change-in-control figure presented in the “RMG Transaction Summary” section of this report is an aggregate figure that can in certain cases be a misleading indicator of the true value transfer from shareholders to insiders. Where such figure appears to be excessive, analyze the underlying assumptions to determine whether a potential conflict exists.

•

Governance—Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

6.    State of Incorporation

Reincorporation Proposals

Evaluate management or shareholder proposals to change a company’s state of incorporation on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns including the following:

•	Reasons for reincorporation;

•	Comparison of company’s governance practices and provisions prior to and following the reincorporation; and

•	Comparison of corporation laws of original state and destination state

Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

7.    Capital Structure

Common Stock Authorization

Vote CASE-BY-CASE on proposals to increase the number of shares of common stock authorized for issuance. Take into account company-specific factors which include, at a minimum, the following:

•	Specific reasons/rationale for the proposed increase;

•	The dilutive impact of the request as determined through an allowable cap generated by RiskMetrics’ quantitative model;

•	The board’s governance structure and practices; and

•	Risks to shareholders of not approving the request.

Vote FOR proposals to approve increases beyond the allowable cap when a company’s shares are in danger of being delisted or if a company’s ability to continue to operate as a going concern is uncertain.

Preferred Stock

Vote CASE-BY-CASE on proposals to increase the number of shares of preferred stock authorized for issuance. Take into account company-specific factors which include, at a minimum, the following:

•	Specific reasons/rationale for the proposed increase;

•	The dilutive impact of the request as determined through an allowable cap generated by RiskMetrics’ quantitative model;

•	The board’s governance structure and practices; and

•	Risks to shareholders of not approving the request.

Vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights (“blank check” preferred stock).

Vote FOR proposals to create “declawed” blank check preferred stock (stock that cannot be used as a takeover defense).

Vote FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

Vote AGAINST proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose.

8.    Executive and Director Compensation

Equity Compensation Plans

Vote CASE-BY-CASE on equity-based compensation plans. Vote AGAINST the equity plan if any of the following factors apply:

•	The total cost of the company’s equity plans is unreasonable;

•	The plan expressly permits the repricing of stock options/stock appreciation rights (SARs) without prior shareholder approval;

•

The CEO is a participant in the proposed equity-based compensation plan and there is a disconnect between CEO pay and the company’s performance where over 50 percent of the year-over-year increase is attributed to equity awards;

•	The company’s three year burn rate exceeds the greater of 2% and the mean plus one standard deviation of its industry group;

•

The plan provides for the acceleration of vesting of equity awards even though an actual change in control may not occur (e.g., upon shareholder approval of a transaction or the announcement of a tender offer); or

•	The plan is a vehicle for poor pay practices.

Poor Pay Practices

Vote AGAINST or WITHHOLD from compensation committee members, CEO, and potentially the entire board, if the company has poor compensation practices. Vote AGAINST equity plans if the plan is a vehicle for poor compensation practices.

The following practices, while not exhaustive, are examples of poor compensation practices that may warrant withhold vote recommendations:

•	Egregious employment contracts—Contracts containing multi-year guarantees for salary increases, bonuses and equity compensation;

•	Excessive perks/tax reimbursements:

-	Overly generous perquisites, which may include, but are not limited to the following: personal use of corporate aircraft, personal security system maintenance and/or installation, car allowances;

-	Reimbursement of income taxes on executive perquisites or other payments;

-	Perquisites for former executives, such as car allowances, personal use of corporate aircraft or other inappropriate arrangements;

Abnormally large bonus payouts without justifiable performance linkage or proper disclosure—Performance metrics that are changed, canceled or replaced during the performance period without adequate explanation of the action and the link to performance;

•	Egregious pension/SERP (supplemental executive retirement plan) payouts:

-	Inclusion of additional years of service not worked that result in significant payouts;

-	Inclusion of performance-based equity awards in the pension calculation;

•	New CEO with overly generous new hire package:

-	Excessive “make whole” provisions;

-	Any of the poor pay practices listed in this policy;

•	Excessive severance and/or change in control provisions:

-	Inclusion of excessive change in control or severance payments, especially those with a multiple in excess of 3X cash pay;

-	Payments upon an executive’s termination in connection with performance failure;

-	Change in control payouts without loss of job or substantial diminution of job duties (single-triggered);

-	New or materially amended employment or severance agreements that provide for modified single triggers, under which an executive may voluntarily leave for any reason and still receive the change-in-control severance package;

-	Liberal change in control definition in individual contracts or equity plans which could result in payments to executives without an actual change in control occurring;

-	New or materially amended employment or severance agreements that provide for an excise tax gross-up. Modified gross-ups would be treated in the same manner as full gross-ups;

-	Perquisites for former executives such as car allowances, personal use of corporate aircraft or other inappropriate arrangements;

•	Dividends or dividend equivalents paid on unvested performance shares or units;

•	Poor disclosure practices:

-	Unclear explanation of how the CEO is involved in the pay setting process;

-	Retrospective performance targets and methodology not discussed;

-	Methodology for benchmarking practices and/or peer group not disclosed and explained;

•	Internal Pay Disparity:

-	Excessive differential between CEO total pay and that of next highest paid named executive officer (NEO);

•	Options backdating (covered in a separate policy);

•	Other excessive compensation payouts or poor pay practices at the company.

Other Compensation Proposals and Policies

Advisory Vote on Executive Compensation (Say-on-Pay) Management Proposals

Vote CASE-BY-CASE on management proposals for an advisory vote on executive compensation. Vote AGAINST these resolutions in cases where boards have failed to demonstrate good stewardship of investors’ interests regarding executive compensation practices.

For U.S. companies, consider the following factors in the context of each company’s specific circumstances and the board’s disclosed rationale for its practices:

Relative Considerations:

•	Assessment of performance metrics relative to business strategy, as discussed and explained in the CD&A;

•	Evaluation of peer groups used to set target pay or award opportunities;

•	Alignment of company performance and executive pay trends over time (e.g., performance down: pay down);

•	Assessment of disparity between total pay of the CEO and other Named Executive Officers (NEOs).

Design Considerations:

•	Balance of fixed versus performance-driven pay;

•	Assessment of excessive practices with respect to perks, severance packages, supplemental executive pension plans, and burn rates.

Communication Considerations:

•

Evaluation of information and board rationale provided in CD&A about how compensation is determined (e.g., why certain elements and pay targets are used, and specific incentive plan goals, especially retrospective goals);

•	Assessment of board’s responsiveness to investor input and engagement on compensation issues (e.g., in responding to majority-supported shareholder proposals on executive pay topics).

Employee Stock Purchase Plans—Non-Qualified Plans

Vote CASE-by-CASE on nonqualified employee stock purchase plans. Vote FOR nonqualified employee stock purchase plans with all the following features:

•	Broad-based participation (i.e., all employees of the company with the exclusion of individuals with 5 percent or more of beneficial ownership of the company);

•	Limits on employee contribution, which may be a fixed dollar amount or expressed as a percent of base salary;

•	Company matching contribution up to 25 percent of employee’s contribution, which is effectively a discount of 20 percent from market value;

•	No discount on the stock price on the date of purchase since there is a company matching contribution.

Vote AGAINST nonqualified employee stock purchase plans when any of the plan features do not meet the above criteria. If the company matching contribution exceeds 25 percent of employee’s contribution, evaluate the cost of the plan against its allowable cap.

Option Exchange Programs/Repricing Options

Vote CASE-by-CASE on management proposals seeking approval to exchange/reprice options, taking into consideration:

•	Historic trading patterns—the stock price should not be so volatile that the options are likely to be back “in-the-money” over the near term;

•	Rationale for the re-pricing—was the stock price decline beyond management’s control?

•	Is this a value-for-value exchange?

•	Are surrendered stock options added back to the plan reserve?

•	Option vesting—does the new option vest immediately or is there a black-out period?

•	Term of the option—the term should remain the same as that of the replaced option;

•	Exercise price—should be set at fair market or a premium to market;

•	Participants—executive officers and directors should be excluded.

If the surrendered options are added back to the equity plans for re-issuance, then also take into consideration the company’s total cost of equity plans and its three-year average burn rate.

In addition to the above considerations, evaluate the intent, rationale, and timing of the repricing proposal. The proposal should clearly articulate why the board is choosing to conduct an exchange program at this point in time. Repricing underwater options after a recent precipitous drop in the company’s stock price demonstrates poor timing. Repricing after a recent decline in stock price triggers additional scrutiny and a potential AGAINST vote on the proposal. At a minimum, the decline should not have happened within the past year. Also, consider the terms of the surrendered options, such as the grant date, exercise price and vesting schedule. Grant dates of surrendered options should be far enough back (two to three years) so as not to suggest that repricings are being done to take advantage of short-term downward price movements. Similarly, the exercise price of surrendered options should be above the 52-week high for the stock price.

Vote FOR shareholder proposals to put option repricings to a shareholder vote.

Other Shareholder Proposals on Compensation

Advisory Vote on Executive Compensation (Say-on-Pay)

Generally, vote FOR shareholder proposals that call for non-binding shareholder ratification of the compensation of the Named Executive Officers and the accompanying narrative disclosure of material factors provided to understand the Summary Compensation Table.

Golden Coffins/Executive Death Benefits

Generally vote FOR proposals calling on companies to adopt a policy of obtaining shareholder approval for any future agreements and corporate policies that could oblige the company to make payments or awards following the death of a senior executive in the form of unearned salary or bonuses, accelerated vesting or the continuation in force of unvested equity grants, perquisites and other payments or awards made in lieu of compensation. This would not apply to any benefit programs or equity plan proposals for which the broad-based employee population is eligible.

Share Buyback Holding Periods

Generally vote AGAINST shareholder proposals prohibiting executives from selling shares of company stock during periods in which the company has announced that it may or will be repurchasing shares of its stock. Vote FOR the proposal when there is a pattern of abuse by executives exercising options or selling shares during periods of share buybacks.

Stock Ownership or Holding Period Guidelines

Generally vote AGAINST shareholder proposals that mandate a minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While RMG favors stock ownership on the part of directors, the company should determine the appropriate ownership requirement.

Vote on a CASE-BY-CASE on shareholder proposals asking companies to adopt policies requiring Named Executive Officers to retain 75% of the shares acquired through compensation plans while employed and/or for two years following the termination of their employment, and to report to shareholders regarding this policy. The following factors will be taken into account:

•	Whether the company has any holding period, retention ratio, or officer ownership requirements in place. These should consist of:

-	Rigorous stock ownership guidelines, or

-	A holding period requirement coupled with a significant long-term ownership requirement, or

-	A meaningful retention ratio,

•	Actual officer stock ownership and the degree to which it meets or exceeds the proponent’s suggested holding period/retention ratio or the company’s own stock ownership or retention requirements.

•	Problematic pay practices, current and past, which may promote a short-term versus a long-term focus.

Tax Gross-Up Proposals

Generally vote FOR proposals asking companies to adopt a policy of not providing tax gross-up payments to executives, except where gross-ups are provided pursuant to a plan, policy, or arrangement applicable to management employees of the company, such as a relocation or expatriate tax equalization policy.

9.    Corporate Social Responsibility (CSR) Issues

Overall Approach

When evaluating social and environmental shareholder proposals, RMG considers the following factors:

•	Whether adoption of the proposal is likely to enhance or protect shareholder value;

•	Whether the information requested concerns business issues that relate to a meaningful percentage of the company’s business as measured by sales, assets, and earnings;

•	The degree to which the company’s stated position on the issues raised in the proposal could affect its reputation or sales, or leave it vulnerable to a boycott or selective purchasing;

•	Whether the issues presented are more appropriately/effectively dealt with through governmental or company-specific action;

•	Whether the company has already responded in some appropriate manner to the request embodied in the proposal;

•	Whether the company’s analysis and voting recommendation to shareholders are persuasive;

•	What other companies have done in response to the issue addressed in the proposal;

•	Whether the proposal itself is well framed and the cost of preparing the report is reasonable;

•	Whether implementation of the proposal’s request would achieve the proposal’s objectives;

•	Whether the subject of the proposal is best left to the discretion of the board;

•	Whether the requested information is available to shareholders either from the company or from a publicly available source; and

•	Whether providing this information would reveal proprietary or confidential information that would place the company at a competitive disadvantage.

Genetically Modified Ingredients

Generally vote AGAINST proposals asking suppliers, genetic research companies, restaurants and food retail companies to voluntarily label genetically engineered (GE) ingredients in their products and/or eliminate GE ingredients. The cost of labeling and/or phasing out the use of GE ingredients may not be commensurate with the benefits to shareholders and is an issue better left to regulators.

Vote CASE-BY-CASE on proposals asking for a report on the feasibility of labeling products containing GE ingredients taking into account:

•	The company’s business and the proportion of it affected by the resolution;

•	The quality of the company’s disclosure on GE product labeling, related voluntary initiatives, and how this disclosure compares with industry peer disclosure; and

•	Company’s current disclosure on the feasibility of GE product labeling, including information on the related costs.

Generally vote AGAINST proposals seeking a report on the social, health, and environmental effects of genetically modified organisms (GMOs). Studies of this sort are better undertaken by regulators and the scientific community.

Generally vote AGAINST proposals to completely phase out GE ingredients from the company’s products or proposals asking for reports outlining the steps necessary to eliminate GE ingredients from the company’s products. Such resolutions presuppose that there are proven health risks to GE ingredients (an issue better left to regulators) that may outweigh the economic benefits derived from biotechnology.

Pharmaceutical Pricing, Access to Medicines, and Product Reimportation

Generally vote AGAINST proposals requesting that companies implement specific price restraints on pharmaceutical products unless the company fails to adhere to legislative guidelines or industry norms in its product pricing.

Vote CASE-BY-CASE on proposals requesting that the company report on their product pricing policies or their access to medicine policies, considering:

•	The nature of the company’s business and the potential for reputational and market risk exposure;

•	The existing disclosure of relevant policies;

•	Deviation from established industry norms;

•	The company’s existing, relevant initiatives to provide research and/or products to disadvantaged consumers;

•	Whether the proposal focuses on specific products or geographic regions; and

•	The potential cost and scope of the requested report.

Generally vote FOR proposals requesting that companies report on the financial and legal impact of their prescription drug reimportation policies unless such information is already publicly disclosed.

Generally vote AGAINST proposals requesting that companies adopt specific policies to encourage or constrain prescription drug reimportation. Such matters are more appropriately the province of legislative activity and may place the company at a competitive disadvantage relative to its peers.

Gender Identity, Sexual Orientation, and Domestic Partner Benefits

Generally vote FOR proposals seeking to amend a company’s EEO statement or diversity policies to prohibit discrimination based on sexual orientation and/or gender identity, unless the change would result in excessive costs for the company.

Generally vote AGAINST proposals to extend company benefits to, or eliminate benefits from domestic partners. Decisions regarding benefits should be left to the discretion of the company.

Climate Change

Generally vote FOR resolutions requesting that a company disclose information on the impact of climate change on the company’s operations and investments considering whether:

•

The company already provides current, publicly-available information on the impacts that climate change may have on the company as well as associated company policies and procedures to address related risks and/or opportunities;

•	The company’s level of disclosure is at least comparable to that of industry peers; and

•	There are no significant, controversies, fines, penalties, or litigation associated with the company’s environmental performance.

Lobbying Expenditures/Initiatives

Vote CASE-BY-CASE on proposals requesting information on a company’s lobbying initiatives, considering:

•	Significant controversies, fines, or litigation surrounding a company’s public policy activities,

•	The company’s current level of disclosure on lobbying strategy, and

•	The impact that the policy issue may have on the company’s business operations.

Political Contributions and Trade Association Spending

Generally vote AGAINST proposals asking the company to affirm political nonpartisanship in the workplace so long as:

•	There are no recent, significant controversies, fines or litigation regarding the company’s political contributions or trade association spending; and

•	The company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and prohibits coercion.

Vote AGAINST proposals to publish in newspapers and public media the company’s political contributions. Such publications could present significant cost to the company without providing commensurate value to shareholders.

Vote CASE-BY-CASE on proposals to improve the disclosure of a company’s political contributions and trade association spending, considering:

•	Recent significant controversy or litigation related to the company’s political contributions or governmental affairs; and

•

The public availability of a company policy on political contributions and trade association spending including information on the types of organizations supported, the business rationale for supporting these organizations, and the oversight and compliance procedures related to such expenditures of corporate assets.

Vote AGAINST proposals barring the company from making political contributions. Businesses are affected by legislation at the federal, state, and local level and barring political contributions can put the company at a competitive disadvantage.

Vote AGAINST proposals asking for a list of company executives, directors, consultants, legal counsels, lobbyists, or investment bankers that have prior government service and whether such service had a bearing on the business of the company. Such a list would be burdensome to prepare without providing any meaningful information to shareholders.

Labor and Human Rights Standards

Generally vote FOR proposals requesting a report on company or company supplier labor and/or human rights standards and policies unless such information is already publicly disclosed.

Vote CASE-BY-CASE on proposals to implement company or company supplier labor and/or human rights standards and policies, considering:

•	The degree to which existing relevant policies and practices are disclosed;

•	Whether or not existing relevant policies are consistent with internationally recognized standards;

•	Whether company facilities and those of its suppliers are monitored and how;

•	Company participation in fair labor organizations or other internationally recognized human rights initiatives;

•	Scope and nature of business conducted in markets known to have higher risk of workplace labor/human rights abuse;

•	Recent, significant company controversies, fines, or litigation regarding human rights at the company or its suppliers;

•	The scope of the request; and

•	Deviation from industry sector peer company standards and practices.

Sustainability Reporting

Generally vote FOR proposals requesting the company to report on its policies, initiatives, and oversight mechanisms related to social, economic, and environmental sustainability, unless:

•

The company already discloses similar information through existing reports or policies such as an Environment, Health, and Safety (EHS) report; a comprehensive Code of Corporate Conduct; and/or a Diversity Report; or

•	The company has formally committed to the implementation of a reporting program based on Global Reporting Initiative (GRI) guidelines or a similar standard within a specified time frame

SANDS CAPITAL MANAGEMENT, LLC

PROXY VOTING POLICY AND PROCEDURES

Implementation Date: November 2006

Issue

Rule 206(4)-6 under the Advisers Act requires every investment adviser to adopt and implement written policies and procedures, reasonably designed to ensure that the adviser votes proxies in the best interest of its clients. The procedures must address material conflicts that may arise in connection with proxy voting. The Rule further requires the adviser to provide a concise summary of the adviser’s proxy voting process and offer to provide copies of the complete proxy voting policy and procedures to clients upon request. Lastly, the Rule requires that the adviser disclose to clients how they may obtain information on how the adviser voted their proxies.

SCM votes proxies for a great majority of its clients, and therefore has adopted and implemented this Proxy Voting Policy and Procedures.

Policy

It is the policy of SCM to vote client proxies in the best interest of our clients. Proxies are an asset of a client account, which should be treated by SCM with the same care, diligence, and loyalty as any asset belonging to a client. Consideration will be given to both the short and long term implications of the proposal to be voted on when considering the optimal vote.

Any general or specific proxy voting guidelines provided by an advisory client or its designated agent in writing will supersede this policy. Clients may wish to have their proxies voted by an independent third party or other named fiduciary or agent, at the client’s cost.

Procedures for SCM’s Receipt of Class Actions

The following procedures outline SCM’s receipt of “Class Action” documents from clients and custodians. It is SCM’s position not to file these “Class Action” documents, but if received will follow these guidelines:

If “Class Action” documents are received by SCM from the Client, SCM will gather, at the client’s request, any requisite information it has and forward to the client, to enable the client to file the “Class Action” at the client’s discretion. SCM will not file “Class Actions” on behalf of any client.

Proxy Committee

SCM has established a Proxy Committee. The Proxy Committee consists of three permanent members (the Chief Operating Officer, Director of Client Services, Compliance Operations Manager) and one or more rotating members (Portfolio Managers). The Proxy Committee meets at least annually and as necessary to fulfill its responsibilities. A majority of the members of the Proxy Committee constitutes a quorum for the transaction of business. The Director of Client Services acts as secretary of the Proxy Committee and maintains a record of Proxy Committee meetings and actions.

The Proxy Committee is responsible for (i) the oversight and administration of proxy voting on behalf of the Adviser’s clients, including developing, authorizing, implementing and updating the Adviser’s proxy voting policies and procedures; (ii) overseeing the proxy voting process; and (iii) engaging and overseeing any third party service provider as voting agent to receive proxy statements and/or to provide information, research or other services intended to facilitate the proxy voting decisions made by the Adviser. The Proxy Committee typically reviews reports on the Adviser’s proxy voting activity at least annually and as necessary to fulfill its responsibilities.

The Proxy Committee has developed a set of criteria for evaluating proxy issues. These criteria and general voting guidelines are set forth in the Adviser’s Proxy Voting Guidelines (the “Guidelines”), a copy of which is attached hereto as Attachment C. The Proxy Committee may amend or supplement the Guidelines from time to time. All Guidelines are to be applied generally and not absolutely, such that the Adviser’s evaluation of each proposal will be performed in the context of the Guidelines giving appropriate consideration to the circumstances of the company whose proxy is being voted.

Procedures for Identification and Voting of Proxies

These proxy voting procedures are designed to enable SCM to resolve material conflicts of interest with clients before voting their proxies.

1.	SCM shall maintain a list of all clients for which it votes proxies. The list will be maintained either in hard copy or electronically and updated by the Director of Client Services or a designee who will obtain proxy voting information from client agreements.

As part of the account opening procedure, The Director of Client Services will note whether or not SCM is responsible for voting client proxies for the new client.

2.	In cases where SCM has been designated to vote client proxies, we shall work with the client to ensure that SCM is the designated party to receive proxy voting materials from companies or intermediaries.

3.	The Director of Client Services shall receive all proxy voting materials and will be responsible for ensuring that proxies are voted and submitted in a timely manner.

4.	Prior to a proxy voting deadline, the appropriate Research Analyst will make a determination as to how to vote each proxy proposal based on his or her analysis of the proposal and the Guidelines. In evaluating a proxy proposal, an analyst may consider information from many sources, including management of the company, shareholder groups and independent proxy research services.

5.	SCM Staff Members will reasonably try to assess any material conflicts between SCM’s interests and those of its clients with respect to proxy voting by considering the situations identified in the Conflicts of Interest section of this document.

6.	So long as there are no material conflicts of interest identified, SCM will vote proxies according to the policy. SCM may also elect to abstain from voting if it deems such abstinence in its clients’ best interests. The rationale for “abstain” votes will be documented and the documentation will be maintained in the permanent file.

7.	Upon detection of a conflict of interest, the conflict will be brought to the attention of the Proxy Committee for resolution. See Conflicts of Interest section for additional information.

8.	SCM is not required to vote every client proxy and such should not necessarily be construed as a violation of SCM’s fiduciary obligations. SCM shall at no time ignore or neglect its proxy voting responsibilities. However, there may be times when refraining from voting is in the client’s best interest, such as when an adviser’s analysis of a particular client proxy reveals that the cost of voting the proxy may exceed the expected benefit to the client.

9.	The Director of Client Services and the Research Analyst will report any attempts by SCM’s personnel to influence the voting of client proxies in a manner that is inconsistent with SCM’s Proxy Policy, as well as, any attempts by persons or entitles outside SCM seeking to influence the voting of client proxies. Such report shall be made to SCM’s CCO, or if the CCO is the person attempting to influence the voting, then to SCM’s CEO.

10.	All proxy votes will be recorded and the following information will be maintained:

•	The name of the issuer of the portfolio security;

•	The exchange ticker symbol of the portfolio security;

•	The Council on Uniform Securities Identification Procedures (“CUSIP”) number for the portfolio security;

•	The shareholder meeting date;

•	The number of shares SCM is voting on firm-wide;

•	A brief identification of the matter voted on;

•	Whether the matter was proposed by the issuer or by a security holder;

•	Whether or not SCM cast its vote on the matter;

•	How SCM cast its vote (e.g., for or against proposal, or abstain; for or withhold regarding election of directors);

•	Whether SCM cast its vote with or against management; and

•	Whether any client requested an alternative vote of its proxy.

In the event that SCM votes the same proxy in two directions, it shall maintain documentation to support its voting (this may occur if a client requires SCM to vote a certain way on an issue, while SCM deems it beneficial to vote in the opposite direction for its other clients) in the permanent file.

Conflicts of Interest

Although SCM has not currently identified any material conflicts of interest that would affect its proxy voting decisions, it is aware of the following potential conflicts that could exist in the future:

•	Conflict: SCM is retained by an institutional client, or is in the process of retaining an institutional client that is affiliated with an issuer that is held in SCM’s client portfolios.

•

Conflict: SCM retains a client, or is in the process of retaining a client that is an officer or director of an issuer that is held in SCM’s client portfolios. The similar conflicts of interest exist in this relationship as discussed above.

•

Conflict: SCM’s Staff Members maintain a personal and/or business relationship (not an advisory relationship) with issuers or individuals that serve as officers or directors of issuers. For example, the spouse of an SCM Staff Member may be a high-level executive of an issuer that is held in SCM’s client portfolios. The spouse could attempt to influence SCM to vote in favor of management.

•

Conflict: SCM or a Staff Member(s) personally owns a significant number of an issuer’s securities that are also held in SCM’s client portfolios. For any number of reasons, a Staff Member(s) may seek to vote proxies in a different direction for his/her personal holdings than would otherwise be warranted by the proxy voting policy. The Staff Member(s) could oppose voting the proxies according to the policy and successfully influence SCM to vote proxies in contradiction to the policy.

Resolution:

SCM realizes that due to the difficulty of predicting and identifying all material conflicts, it must rely on its Staff Members to notify the Director of Client Services and/or the CCO of any material conflict that may impair SCM’s ability to vote proxies in an objective manner. Upon such notification, the Director of Client Services and or the CCO will notify the Proxy Committee of the conflict.

In the event that the Proxy Committee determines that the SCM has a conflict of interest with respect to a proxy proposal, the Proxy Committee shall also determine whether the conflict is “material” to that proposal. The

Proxy Committee may determine on a case-by-case basis that a particular proposal does not involve a material conflict of interest. To make this determination, the Proxy Committee must conclude that the proposal is not directly related to the Adviser’s conflict with the issuer. If the Proxy Committee determines that a conflict is not material, then the Adviser may vote the proxy in accordance with the recommendation of the analyst.

In the event that the Proxy Committee determines that SCM has a material conflict of interest with respect to a proxy proposal, SCM will vote on the proposal in accordance with the determination of the Proxy Committee. Prior to voting on the proposal, the Adviser may (i) contact an independent third party (such as another plan fiduciary) to recommend how to vote on the proposal and vote in accordance with the recommendation of such third party (or have the third party vote such proxy); or (ii) with respect to client accounts that are not subject to ERISA, fully disclose the nature of the conflict to the client and obtain the client’s consent as to how the Adviser will vote on the proposal (or otherwise obtain instructions from the client as to how the proxy should be voted).

Recordkeeping

SCM must maintain the documentation described in the following section for a period of not less than five (5) years, the first two (2) years at its principal place of business. Director of Client Services will be responsible for the following procedures and for ensuring that the required documentation is retained.

Client request to review proxy votes:

•

Any request, whether written (including e-mail) or oral, received by any Staff Member of SCM, must be promptly reported to the Director of Client Services. All written requests must be retained in the permanent file.

•

The Director of Client Services will record the identity of the client, the date of the request, and the disposition (e.g., provided a written or oral response to client’s request, referred to third party, not a proxy voting client, other dispositions, etc.) in a suitable place.

•	Clients are permitted to request the proxy voting record for the 5 year period prior to their request.

Proxy statements received regarding client securities:

•	Upon receipt of a proxy, copy or print a sample of the proxy statement or card and maintain the copy in a central file along with a sample of the proxy solicitation instructions.

Note: SCM is permitted to rely on proxy statements filed on the SEC’s EDGAR system instead of keeping its own copies.

Proxy voting records:

•	Documents prepared or created by SCM that were material to making a decision on how to vote, or that memorialized the basis for the decision.

•

Documentation or notes or any communications received from third parties, other industry analysts, third party service providers, company’s management discussions, etc. that were material in the basis for the decision.

Disclosure

•

SCM will ensure that Part II of Form ADV is updated as necessary to reflect: (i) all material changes to the Proxy Voting Policy and Procedures; and (ii) information about how clients may obtain information on how SCM voted their securities.

Proxy Solicitation

As a matter of practice, it is SCM’s policy to not reveal or disclose to any client how SCM may have voted (or intends to vote) on a particular proxy until after such proxies have been counted at a shareholder’s meeting.

The Director of Client Services is to be promptly informed of the receipt of any solicitation from any person to vote proxies on behalf of clients. At no time may any Staff Member accept any remuneration in the solicitation of proxies. The Director of Client Services shall handle all responses to such solicitations.

Responsibility

The Director of Client Services is responsible for overseeing and implementing this policy.

Attachment C

PROXY VOTING GUIDELINES

One of the primary factors SCM considers when determining the desirability of investing in a particular company is the quality and depth of its management. Accordingly, SCM believes that the recommendation of management on any issue should be given substantial weight in determining how proxy issues are resolved. As a matter of practice, SCM will vote on most issues presented in a portfolio company proxy statement in accordance with the position of the company’s management, unless SCM determines that voting in accordance with management’s recommendation would adversely affect the investment merits of owning the stock. However, SCM will consider each issue on its own merits, and will not support the position of the company’s management in any situation where, in SCM’s judgment, it would not be in the best interests of the client to do so.

I.    The Board of Directors

A.    Voting on Director Nominees in Uncontested Elections

Votes on director nominees are made on a case-by-case basis, and may consider the following factors:

•	Long-term corporate performance record relative to a market index;

•	Composition of board and key board committees;

•	Corporate governance provisions and takeover activity;

•	Board decisions regarding executive pay;

•	Director compensation;

B.    Director and Officer Indemnification and Liability Protection

Proposals concerning director and officer indemnification and liability protection are evaluated on a case-by-case basis.

C.    Voting for Director Nominees in Contest Elections

Votes in a contested election of directors are evaluated on a case-by-case basis, and may consider the following factors:

•	long-term financial performance of the target company relative to its industry;

•	management’s track record;

•	background to the proxy contest;

•	qualifications of director nominees (both slates);

•	evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and

•	stock ownership positions.

D.    Size of the Board

Proposals to limit the size of the Board should be evaluated on a case-by-case basis.

II.    Auditors

Ratifying Auditors

We generally vote for proposals to ratify auditors, unless: an auditor has a financial interest in or association with the company, and is therefore not independent; or there is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position.

III.    Proxy Contest Defenses

Cumulative Voting

We vote against proposals to eliminate cumulative voting.

We vote for proposals to permit cumulative voting.

IV.    Anti-Takeover Issues

We generally oppose anti-takeover measures because they reduce shareholder rights. However, as with all proxy issues, we conduct and independent review of each anti-takeover proposal. On occasion, we may vote with management when it is concluded that the proposal is not onerous and would not harm clients’ interests as shareholders. Anti-takeover issues include the following:

A.    Poison Pills

The “poison pill” entitles shareholders to purchase certain securities at discount prices in the event of a change in corporate control. Such a measure would make a potential takeover prohibitively expensive to the acquirer.

We review on a case-by-case basis management proposals to ratify a poison pill.

B.    Fair Price Provisions

Fair price provisions attempt to ensure approximately equal treatment for all shareholders in the event of a full-scale takeover. Typically, such a provision requires would-be acquirers that have established threshold positions in target companies at given per-share prices to pay at least as much if they opt for complete control, unless certain conditions are met.

We vote for fair price proposals, as long as the shareholder vote requirement embedded in the provision is no more than a majority of disinterested shares.

We vote for shareholder proposals to lower the shareholder vote requirement in existing fair price provisions.

C.    Greenmail

Proposals relating to the prohibition of “greenmail” are designed to disallow the repurchase of stock from a person or group owning 5% or more of the company’s common stock, unless approved by the disinterested holders of two-thirds or more of the outstanding stock. They could also prevent the company from repurchasing any class of stock at a price more than 5% above the current fair market price, unless an offer is made to all shareholders.

We vote for proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.

We review on a case-by-case basis anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

D.    Superstock

Another takeover defense is superstock, i.e., shares that give holders disproportionate voting rights. For example, one company proposed authorizing a class of preferred stock which “could be issued in a private placement with one or more institutional investors” and “could be designated as having voting rights which might dilute or limit the present voting rights of the holders of common stock….” The purpose of this additional class of stock would be to give insiders an edge in fending off an unsolicited or hostile takeover attempt.

We will review on case-by-case basis proposals that would authorize the creation of new classes of “superstock”.

E.    Supermajority Rules

Supermajority provisions require approval by holders of minimum amounts of the common shares (usually 75% to 80%). While applied mainly to merger bids, supermajority rules also may be extended to cover substantive transfers of corporate assets, liquidations, reverse splits and removal of directors for reasons other than cause. A supermajority provision would make it nearly impossible in some cases for shareholders to benefit from a takeover attempt.

1. Supermajority Shareholder Vote Requirement to Approve Mergers

We vote against management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations.

We vote for shareholder proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.

2. Supermajority Shareholder Vote Requirement to Amend the Charter or Bylaws

We vote against management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments.

We vote for shareholder proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments.

F.    Board Classification

High on the agenda of defense-minded corporate executives are staggered terms for directors, whereby only some (typically one-third) of the directors are elected each year. The “staggered board” acts as a bar to unwelcome takeover bids. An aggressive, affluent acquirer would need two years to gain a working majority of directors at a company whose board members are elected to staggered three-year terms of office.

We vote against proposals to classify the board.

We vote for proposals to repeal classified boards and elect all directors annually.

IV.    Miscellaneous Governance Provision

Bundled Proposals

We review on a case-by-case basis bundled or “conditioned” proxy proposals. In this case where items are conditioned upon each other, we examine the benefits and costs of the packages items. In instances when the joint effect of the conditioned items is not in shareholder’s best interests, we vote against the proposals. If the combined effect is positive, we support such proposals.

V.    Capital Structure

A.    Common Stock Authorization

We review on a case-by-case basis proposals to increase the number of shares of common stock authorized for issue.

B.    Debt Restructuring

We review on a case-by-case basis proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan.

VI.    Executive and Director Compensation

In general, we vote on a case-by-case basis on executive and director compensation plans, including stock option plans, with the view that viable compensation programs reward the creation of stockholder wealth.

VII.    State of Incorporation

A.    Voting on State Takeover Statutes

We review on a case-by-case basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freeze-out provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-greenmail provisions and disgorgement provisions).

B.    Voting on Reincorporation Proposals

Proposals to change a company’s state of incorporation are examined on a case-by-case basis.

VIII.    Mergers and Corporate Restructurings

A.    Mergers and Acquisitions

Votes on mergers and acquisitions are considered on a case-by-case basis.

B.    Corporate Restructuring

Votes on corporate restructuring proposals, including minority squeezeouts, leveraged buyout, spin-offs, liquidations and asset sales are considered on a case-by-case basis.

C.    Spin-offs

Votes on spin-offs are considered on a case-by-case basis.

D.    Changing Corporate Name

We generally vote for changing the corporate name.

IX.    Social and Environmental Issues

Consistent with its fiduciary duty to clients, SCM will vote on social issues with a view toward promoting good corporate citizenship. However, SCM realizes that it cannot require a portfolio company to go beyond applicable legal requirements or put itself in a non-competitive position. Social responsibility issues may include proposals regarding the following:

•	Ecological issues, including toxic hazards and pollution of the air and water;

•	Employment practices, such as the hiring of women and minority groups;

•	Product quality and safety;

•	Advertising practices;

•	Animal rights, including testing, experimentation and factory farming;

•	Military and nuclear issues; and

•	International politics and operations, including the world debt crisis, infant formula, U.S. corporate activity in Northern Ireland, and the policy of apartheid in South Africa.

We review on a case-by-case basis proposals regarding social or environmental issues.

SYSTEMATIC FINANCIAL MANAGEMENT, L.P.

Summary of Proxy Voting Policies and Procedures

Systematic Financial Management, L.P. (“Systematic”), has adopted written proxy voting policies pursuant to Rule 206(4)-6 under the Advisers Act of 1940, as amended and has retained an independent proxy-voting agent (“agent”). Systematic generally follows the agent’s proxy voting guidelines when voting proxies. The adoption of the agent’s proxy voting policies provides pre-determined policies for voting proxies and is thus designed to remove conflicts of interest that could affect the outcome of a vote if Systematic made the voting determination independently. One intent of the policy is to remove any discretion that Systematic may have in cases where Systematic has a conflict of interest or the appearance of a conflict of interest. Systematic’s Proxy Voting Committee convenes as necessary. Issues reviewed by the Committee may include the consideration of any vote involving a potential conflict of interest, the documentation of the resolution of any conflict of interest or to review its voting policies and procedures.

Voting Guidelines

Systematic maintains four sets of proxy voting guidelines, one based on AFL-CIO policies for Taft-Hartley Plan Sponsors, another for clients with Socially Responsible Investing guidelines, another for Public Plans and the fourth being a General Policy for all other clients, covering U.S. and global proxies. Institutional clients may select which set of proxy guidelines they wish be used to vote their account’s proxies. In instances where the client does not select a voting policy. Systematic would apply the General Proxy Voting Policy when voting on behalf of the client. Systematic may process certain proxies without voting them, such as by making a decision to abstain from voting or take no action on such proxies (or on certain proposals within such proxies). Examples include, without limitation, proxies issued by companies that the Firm has decided to sell, proxies issued for securities that the Firm did not select for a client portfolio (such as securities selected by the client or a previous adviser, unsupervised securities held in a client’s account, money market securities or other securities selected by clients or their representatives other than Systematic), or proxies issued by foreign companies that impose burdensome or unreasonable voting, power of attorney or holding requirements such as with share blocking as further noted below.

Systematic also seeks to ensure that, to the extent reasonably feasible, proxies for which it receives ballots in good order and receives timely notice will be voted or otherwise processed (such as through a decision to abstain or take no action).

Systematic may be unable to vote or otherwise process proxy ballots that are not received in a timely manner due to limitations of the proxy voting system, custodial limitations or other factors beyond the firm’s control. Such ballots may include, without limitation, ballots for securities out on loan under securities lending programs initiated by the client or its custodian, ballots not timely forwarded by a custodian, or ballots that were not received by Systematic’s proxy voting vendor on a timely basis.

Share Blocking

In general, unless otherwise directed by the client, Systematic will make reasonable efforts to vote client proxies in accordance with the proxy voting recommendations of the Firm’s proxy voting service provider. Systematic will generally decline to vote proxies if to do so would cause a restriction to be placed on Systematic’s ability to trade securities held in client accounts in “share blocking” countries. Accordingly, Systematic may abstain from votes in a share blocking country in favor of preserving its ability to trade any particular security at any time. Systematic maintains written Proxy Voting Policies and Procedures as required by Rule 206(4)-6 under the Investment Advisers Act. These policies and procedures in addition to how Systematic voted proxies for securities held in account(s) are available upon request.

T. ROWE PRICE ASSOCIATES, INC

T. ROWE PRICE INTERNATIONAL, INC

T. ROWE PRICE GLOBAL INVESTMENT SERVICES, LTD

PROXY VOTING POLICIES AND PROCEDURES

RESPONSIBILITY TO VOTE PROXIES

T. Rowe Price Associates, Inc., T. Rowe Price International, Inc., and T. Rowe Price Global Investment Services Limited (“T. Rowe Price”) recognize and adhere to the principle that one of the privileges of owning stock in a company is the right to vote in the election of the company’s directors and on matters affecting certain important aspects of the company’s structure and operations that are submitted to shareholder vote. As an investment adviser with a fiduciary responsibility to its clients, T. Rowe Price analyzes the proxy statements of issuers whose stock is owned by the U.S.-registered investment companies which it sponsors and serves as investment adviser (“T. Rowe Price Funds”) and by institutional and private counsel clients who have requested that T. Rowe Price be involved in the proxy process. T. Rowe Price has assumed the responsibility for voting proxies on behalf of the T. Rowe Price Funds and certain counsel clients who have delegated such responsibility to T. Rowe Price. In addition, T. Rowe Price makes recommendations regarding proxy voting to counsel clients who have not delegated the voting responsibility but who have requested voting advice.

T. Rowe Price has adopted these Proxy Voting Policies and Procedures (“Policies and Procedures”) for the purpose of establishing formal policies and procedures for performing and documenting its fiduciary duty with regard to the voting of client proxies.

Fiduciary Considerations.    It is the policy of T. Rowe Price that decisions with respect to proxy issues will be made in light of the anticipated impact of the issue on the desirability of investing in the portfolio company from the viewpoint of the particular client or Price Fund. Proxies are voted solely in the interests of the client, Price Fund shareholders or, where employee benefit plan assets are involved, in the interests of plan participants and beneficiaries. Our intent has always been to vote proxies, where possible to do so, in a manner consistent with our fiduciary obligations and responsibilities. Practicalities and costs involved with international investing may make it impossible at times, and at other times disadvantageous, to vote proxies in every instance.

Consideration Given Management Recommendations.    One of the primary factors T. Rowe Price considers when determining the desirability of investing in a particular company is the quality and depth of its management. The Policies and Procedures were developed with the recognition that a company’s management is entrusted with the day-to-day operations of the company, as well as its long-term direction and strategic planning, subject to the oversight of the company’s board of directors. Accordingly, T. Rowe Price believes that the recommendation of management on most issues should be given weight in determining how proxy issues should be voted. However, the position of the company’s management will not be supported in any situation where it is found to be not in the best interests of the client, and the portfolio manager may always elect to vote contrary to management when he or she believes a particular proxy proposal may adversely affect the investment merits of owning stock in a portfolio company.

ADMINISTRATION OF POLICIES AND PROCEDURES

Proxy Committee.    T. Rowe Price’s Proxy Committee (“Proxy Committee”) is responsible for establishing positions with respect to corporate governance and other proxy issues, including those involving corporate and social responsibility issues. The Proxy Committee also reviews questions and responds to inquiries from clients and mutual fund shareholders pertaining to proxy issues. While the Proxy Committee sets voting guidelines and serves as a resource for T. Rowe Price portfolio management, it does not have proxy voting authority for any Price Fund or counsel client. Rather, this responsibility is held by the Chairperson of the Fund’s Investment Advisory Committee or counsel client’s portfolio manager.

Proxy Services Group.    The Proxy Services Group is responsible for administering the proxy voting process as set forth in the Policies and Procedures.

Proxy Administrator.    The Proxy Services Group will assign a Proxy Administrator who will be responsible for ensuring that all meeting notices are reviewed and important proxy matters are communicated to the portfolio managers for consideration.

HOW PROXIES ARE REVIEWED, PROCESSED AND VOTED

In order to facilitate the proxy voting process, T. Rowe Price has retained RiskMetrics Group (“RMG”), formerly known as Institutional Shareholder Services (“ISS”), as an expert in the proxy voting and corporate governance area. RMG specializes in providing a variety of fiduciary-level proxy advisory and voting services. These services include in-depth research, analysis, and voting recommendations as well as vote execution, reporting, auditing and consulting assistance for the handling of proxy voting responsibility and corporate governance-related efforts. While the Proxy Committee relies upon RMG research in establishing T. Rowe Price’s proxy voting guidelines, and many of our guidelines are consistent with RMG positions, T. Rowe Price deviates from RMG recommendations on some general policy issues and a number of specific proxy proposals.

Meeting Notification

T. Rowe Price utilizes RMG’s voting agent services to notify us of upcoming shareholder meetings for portfolio companies held in client accounts and to transmit votes to the various custodian banks of our clients. RMG tracks and reconciles T. Rowe Price holdings against incoming proxy ballots. If ballots do not arrive on time, RMG procures them from the appropriate custodian or proxy distribution agent. Meeting and record date information is updated daily, and transmitted to T. Rowe Price through Governance Analytics, RMG’s web-based application. RMG is also responsible for maintaining copies of all proxy statements received by issuers and to promptly provide such materials to T. Rowe Price upon request.

Vote Determination

RMG provides comprehensive summaries of proxy proposals, publications discussing key proxy voting issues, and specific vote recommendations regarding portfolio company proxies to assist in the proxy research process. The final authority and responsibility for proxy voting decisions remains with T. Rowe Price. Decisions with respect to proxy matters are made primarily in light of the anticipated impact of the issue on the desirability of investing in the company from the viewpoint of our clients.

Portfolio managers may decide to vote their proxies consistent with T. Rowe Price’s policies as set by the Proxy Committee and instruct our Proxy Administrator to vote all proxies accordingly. Alternatively, portfolio managers may request to review the vote recommendations and sign-off on all the proxies before the votes are cast, or may choose only to sign-off on those votes cast against management. The portfolio managers are also given the option of reviewing and determining the votes on all proxies without utilizing the vote guidelines of the Proxy Committee. In all cases, the portfolio managers may elect to receive current reports summarizing all proxy votes in his or her client accounts. Portfolio managers who vote their proxies inconsistent with T. Rowe Price guidelines are required to document the rationale for their votes. The Proxy Administrator is responsible for maintaining this documentation and assuring that it adequately reflects the basis for any vote which is cast in opposition to T. Rowe Price policy.

T. Rowe Price Voting Policies

Specific voting guidelines have been adopted by the Proxy Committee for routine anti-takeover, executive compensation and corporate governance proposals, as well as other common shareholder proposals, and are available to clients upon request. The following is a summary of the significant T. Rowe Price policies:

Election of Directors—T. Rowe Price generally supports slates with a majority of independent directors. T. Rowe Price votes against outside directors that do not meet certain criteria relating to their independence but who serve on key board committees. We vote against directors who are unable to dedicate sufficient time to their board duties due to their commitments to other boards. We also vote against inside directors serving on key board committees and directors who miss more than one-fourth of the scheduled board meetings. We may vote against directors for failing to establish a formal nominating committee, as well as compensation committee members who approve excessive compensation plans. We support efforts to elect all board members annually because boards with staggered terms act as deterrents to takeover proposals. To strengthen boards’ accountability to shareholders, T. Rowe Price generally supports proposals calling for a majority vote threshold for the election of directors.

Anti-takeover, Capital Structure and Corporate Governance Issues—T. Rowe Price generally opposes anti-takeover measures since they adversely impact shareholder rights and limit the ability of shareholders to act on possible transactions. Such anti-takeover mechanisms include classified boards, supermajority voting requirements, dual share classes, and poison pills. We also oppose proposals that give management a “blank check” to create new classes of stock with disparate rights and privileges. When voting on capital structure proposals, T. Rowe Price will consider the dilutive impact to shareholders and the effect on shareholder rights. We generally support shareholder proposals that call for the separation of the Chairman and CEO positions unless there are sufficient governance safeguards already in place. With respect to proposals for the approval of a company’s auditor, we oppose auditors who have a significant non-audit relationship with the company.

Executive Compensation Issues—T. Rowe Price’s goal is to assure that a company’s equity-based compensation plan is aligned with shareholders’ long-term interests. While we evaluate plans on a case-by-case basis, T. Rowe Price generally opposes compensation packages that provide what we view as excessive awards to a few senior executives or that contain excessively dilutive stock option grants based on a number of criteria such as the costs associated with the plan, plan features, burn rates which are excessive in relation to the company’s peers, dilution to shareholders and comparability to plans in the company’s peer group. We generally oppose efforts to reprice options in the event of a decline in value of the underlying stock unless such plans appropriately balance shareholder and employee interests, and the retention of key personnel has become a genuine risk to the company’s business. For companies with particularly egregious pay practices such as excessive severance packages, perks, and bonuses (despite under-performance), or moving performance targets (to avoid poor payouts), we may vote against compensation committee members. Finally, we vote for proposals (either management or shareholder-sponsored) calling for shareholder ratification of a company’s executive compensation practices (“Say-on-Pay” proposals) a majority of the time.

Mergers and Acquisitions—T. Rowe Price considers takeover offers, mergers, and other extraordinary corporate transactions on a case-by-case basis to determine if they are beneficial to shareholders’ current and future earnings stream and to ensure that our Price Funds and clients are receiving fair compensation in exchange for their investment.

Social and Corporate Responsibility Issues—Vote recommendations for corporate responsibility issues are generated by the Global Corporate Governance Analyst using RMG’s proxy research. T. Rowe Price generally votes with a company’s management on social, environmental and corporate responsibility issues unless the issue has substantial investment implications for the company’s business or operations which have not been adequately addressed by management. T. Rowe Price supports well-targeted shareholder proposals on environmental and other public policy issues that are particularly relevant to a company’s businesses.

Global Portfolio Companies—RMG applies a two-tier approach to determining and applying global proxy voting policies. The first tier establishes baseline policy guidelines for the most fundamental issues, which span the corporate governance spectrum without regard to a company’s domicile. The second tier takes into account various idiosyncrasies of different countries, making allowances for standard market practices, as long as they do not violate the fundamental goals of good corporate governance. The goal is to enhance shareholder value through effective use of the shareholder franchise, recognizing that application of policies developed for U.S. corporate governance issues are not necessarily appropriate for all markets. The Proxy Committee has reviewed RMG’s general global policies and has developed international proxy voting guidelines which in most instances are consistent with RMG recommendations.

Votes Against Company Management—Where RMG recommends a vote against management on any particular proxy issue, the Proxy Administrator ensures that the portfolio manager reviews such recommendations before a vote is cast. Consequently, if a portfolio manager believes that management’s view on a particular proxy proposal may adversely affect the investment merits of owning stock in a particular company, he/she votes contrary to management. Also, our research analysts present their voting recommendations in such situations to our portfolio managers.

Index and Passively Managed Accounts—Proxy voting for index and other passively-managed portfolios is administered by the Proxy Services Group using T. Rowe Price’s policies as set by the Proxy Committee. If a portfolio company is held in both an actively managed account and an index account, the index account will default to the vote as determined by the actively managed proxy voting process.

Divided Votes—In situations where a decision is made which is contrary to the policies established by the Proxy Committee, or differs from the vote for any other client or T. Rowe Price Fund, the Proxy Services Group advises the portfolio managers involved of the divided vote. The persons representing opposing views may wish to confer to discuss their positions. In such instances, it is the normal practice for the portfolio manager to document the reasons for the vote if it is against T. Rowe Price policy. The Proxy Administrator is responsible for assuring that adequate documentation is maintained to reflect the basis for any vote which is cast in opposition to T. Rowe Price policy.

Shareblocking—Shareblocking is the practice in certain foreign countries of “freezing” shares for trading purposes in order to vote proxies relating to those shares. In markets where shareblocking applies, the custodian or sub-custodian automatically freezes shares prior to a shareholder meeting once a proxy has been voted. Shareblocking typically takes place between one and fifteen (15) days before the shareholder meeting, depending on the market. In markets where shareblocking applies, there is a potential for a pending trade to fail if trade settlement takes place during the blocking period. T. Rowe Price’s policy is generally to abstain from voting shares in shareblocking countries unless the matter has compelling economic consequences that outweigh the loss of liquidity in the blocked shares.

Securities on Loan—The T. Rowe Price Funds and our institutional clients may participate in securities lending programs to generate income. Generally, the voting rights pass with the securities on loan; however, lending agreements give the lender the right to terminate the loan and pull back the loaned shares provided sufficient notice is given to the custodian bank in advance of the voting deadline. T. Rowe Price’s policy is generally not to vote securities on loan unless the portfolio manager has knowledge of a material voting event that could affect the value of the loaned securities. In this event, the portfolio manager has the discretion to instruct the Proxy Administrator to pull back the loaned securities in order to cast a vote at an upcoming shareholder meeting.

Vote Execution and Monitoring of Voting Process

Once the vote has been determined, the Proxy Administrator enters votes electronically into RMG’s Governance Analytics system. RMG then transmits the votes to the proxy agents or custodian banks and sends electronic confirmation to T. Rowe Price indicating that the votes were successfully transmitted.

On a daily basis, the Proxy Administrator queries the Governance Analytics system to determine newly announced meetings and meetings not yet voted. When the date of the stockholders’ meeting is approaching, the Proxy Administrator contacts the applicable portfolio manager if the vote for a particular client or Price Fund has not yet been recorded in the computer system.

Should a portfolio manager wish to change a vote already submitted, the portfolio manager may do so up until the deadline for vote submission, which varies depending on the company’s domicile.

Monitoring and Resolving Conflicts of Interest

The Proxy Committee is also responsible for monitoring and resolving possible material conflicts between the interests of T. Rowe Price and those of its clients with respect to proxy voting. We have adopted safeguards to ensure that our proxy voting is not influenced by interests other than those of our fund shareholders. While membership on the Proxy Committee is diverse, it does not include individuals whose primary duties relate to client relationship management, marketing, or sales. Since T. Rowe Price’s voting guidelines are pre-determined by the Proxy Committee using recommendations from RMG, an independent third party, application of the T. Rowe Price guidelines by fund portfolio managers to vote fund proxies should in most instances adequately address any possible conflicts of interest. However, the Proxy Committee reviews all proxy votes that are inconsistent with T. Rowe Price guidelines to determine whether the portfolio manager’s voting rationale appears reasonable. The Proxy Committee also assesses whether any business or other relationships between T. Rowe Price and a portfolio company could have influenced an inconsistent vote on that company’s proxy. Issues raising possible conflicts of interest are referred to designated members of the Proxy Committee for immediate resolution prior to the time T. Rowe Price casts its vote. With respect to personal conflicts of interest, T. Rowe Price’s Code of Ethics and Conduct requires all employees to avoid placing themselves in a “compromising position” in which their interests may conflict with those of our clients and restricts their ability to engage in certain outside business activities. Portfolio managers or Proxy Committee members with a personal conflict of interest regarding a particular proxy vote must recuse themselves and not participate in the voting decisions with respect to that proxy.

Specific Conflict of Interest Situations—Voting of T. Rowe Price Group, Inc. common stock (sym: TROW) by certain T. Rowe Price Index Funds will be done in all instances in accordance with T. Rowe Price policy, and votes inconsistent with policy will not be permitted. In addition, T. Rowe Price has voting authority for proxies of the holdings of certain T. Rowe Price funds that invest in other T. Rowe Price funds. In cases where the underlying fund of a T. Rowe Price fund-of -funds holds a proxy vote, T. Rowe Price will mirror vote the fund shares held by the fund-of-funds in the same proportion as the votes cast by the shareholders of the underlying funds.

RECORD RETENTION

T. Rowe Price retains proxy solicitation materials, memoranda regarding votes cast in opposition to the position of a company’s management, and documentation on shares voted differently. In addition, any document which is material to a proxy voting decision such as the T. Rowe Price voting guidelines, Proxy Committee meeting materials, and other internal research relating to voting decisions will be kept. Proxy statements received from issuers (other than those which are available on the SEC’s EDGAR database) are kept by RMG in its capacity as voting agent. All proxy voting materials and supporting documentation are retained for six years.

THE BOSTON COMPANY ASSET MANAGEMENT, LLC

THE BANK OF NEW YORK MELLON CORPORATION

PROXY VOTING POLICY

(Revised: October 24, 2008)

1.	Scope of Policy—This Proxy Voting Policy has been adopted by certain of the investment advisory subsidiaries of The Bank of New York Mellon Corporation (“BNY Mellon”), the investment companies advised by such subsidiaries (the “Funds”), and the banking subsidiaries of BNY Mellon (BNY Mellon’s investment advisory and banking subsidiaries are hereinafter referred to individually as a “Subsidiary” and collectively as the “Subsidiaries”).

2.	Fiduciary Duty—We recognize that an investment adviser is a fiduciary that owes its clients a duty of utmost good faith and full and fair disclosure of all material facts. We further recognize that the right to vote proxies is an asset, just as the economic investment represented by the shares is an asset. An investment adviser’s duty of loyalty precludes the adviser from subrogating its clients’ interests to its own. Accordingly, in voting proxies, we will seek to act solely in the best financial and economic interests of our clients, including the Funds and their shareholders, and for the exclusive benefit of pension and other employee benefit plan participants. With regard to voting proxies of foreign companies, a Subsidiary weighs the cost of voting, and potential inability to sell, the shares against the benefit of voting the shares to determine whether or not to vote.

3.	Long-Term Perspective—We recognize that management of a publicly-held company may need protection from the market’s frequent focus on short-term considerations, so as to be able to concentrate on such long-term goals as productivity and development of competitive products and services.

4.	Limited Role of Shareholders—We believe that a shareholder’s role in the governance of a publicly-held company is generally limited to monitoring the performance of the company and its managers and voting on matters which properly come to a shareholder vote. We will carefully review proposals that would limit shareholder control or could affect shareholder values.

5.	Anti-takeover Proposals—We generally will oppose proposals that seem designed to insulate management unnecessarily from the wishes of a majority of the shareholders and that would lead to a determination of a company’s future by a minority of its shareholders. We will generally support proposals that seem to have as their primary purpose providing management with temporary or short-term insulation from outside influences so as to enable them to bargain effectively with potential suitors and otherwise achieve identified long-term goals to the extent such proposals are discrete and not bundled with other proposals.

6.	“Social” Issues—On questions of social responsibility where economic performance does not appear to be an issue, we will attempt to ensure that management reasonably responds to the social issues. Responsiveness will be measured by management’s efforts to address the particular social issue including, where appropriate, assessment of the implications of the proposal to the ongoing operations of the company. We will pay particular attention to repeat issues where management has failed in the intervening period to take actions previously committed to.

With respect to clients having investment policies that require proxies to be cast in a certain manner on particular social responsibility issues, proposals relating to such issues will be evaluated and voted separately by the client’s portfolio manager in accordance with such policies, rather than pursuant to the procedures set forth in section 7.

7.	Proxy Voting Process—Every voting proposal is reviewed, categorized and analyzed in accordance with our written guidelines in effect from time to time. Our guidelines are reviewed periodically and updated as necessary to reflect new issues and any changes in our policies on specific issues. Items that can be categorized will be voted in accordance with any applicable guidelines or referred to the BNY Mellon Proxy Policy Committee (the “Committee”), if the applicable guidelines so require. Proposals for which a guideline has not yet been established, for example, new proposals arising from emerging economic or regulatory issues, will be referred to the Committee for discussion and vote. Additionally, the Committee may elect to review any proposal where it has identified a particular issue for special scrutiny in light of new information. The Committee will also consider specific interests and issues raised by a Subsidiary to the Committee, which interests and issues may require that a vote for an account managed by a Subsidiary be cast differently from the collective vote in order to act in the best interests of such account’s beneficial owners.

8.	Material Conflicts of Interest—We recognize our duty to vote proxies in the best interests of our clients. We seek to avoid material conflicts of interest through the establishment of our Committee structure, which applies detailed, pre-determined proxy voting guidelines in an objective and consistent manner across client accounts, based on internal and external research and recommendations provided by a third party vendor, and without consideration of any client relationship factors. Further, we engage a third party as an independent fiduciary to vote all proxies for BNY Mellon securities and Fund securities.

9.	Securities Lending—We seek to balance the economic benefits of engaging in lending securities against the inability to vote on proxy proposals to determine whether to recall shares, unless a plan fiduciary retains the right to direct us to recall shares.

10.	Recordkeeping—We will keep, or cause our agents to keep, the records for each voting proposal required by law.

11.	Disclosure—We will furnish a copy of this Proxy Voting Policy and any related procedures, or a description thereof, to investment advisory clients as required by law. In addition, we will furnish a copy of this Proxy Voting Policy, any related procedures, and our voting guidelines to investment advisory clients upon request. The Funds shall include this Proxy Voting Policy and any related procedures, or a description thereof, in their Statements of Additional Information, and shall disclose their proxy votes, as required by law. We recognize that the applicable trust or account document, the applicable client agreement, the Employee Retirement Income Security Act of 1974 (ERISA) and certain laws may require disclosure of other information relating to proxy voting in certain circumstances. This information will only be disclosed to those who have an interest in the account for which shares are voted, and after the shareholder meeting has concluded.

TURNER INVESTMENT PARTNERS, INC.

TURNER INVESTMENT MANAGEMENT LLC

Proxy Voting Policy and Procedures

Turner Investment Partners, Inc., as well as its investment advisory affiliate, Turner Investment Management LLC (collectively, Turner), act as fiduciaries in relation to their clients and the assets entrusted by them to their management. Where the assets placed in Turner’s care include shares of corporate stock, and except where the client has expressly reserved to itself or another party the duty to vote proxies, it is Turner’s duty as a fiduciary to vote all proxies relating to such shares.

Duties with Respect to Proxies:

Turner has an obligation to vote all proxies appurtenant to shares of corporate stock owned by its client accounts in the best interests of those clients. In voting these proxies, Turner may not be motivated by, or subordinate the client’s interests to, its own objectives or those of persons or parties unrelated to the client. Turner will exercise all appropriate and lawful care, skill, prudence and diligence in voting proxies, and shall vote all proxies relating to shares owned by its client accounts and received by Turner. Turner shall not be responsible, however, for voting proxies that it does not receive in sufficient time to respond.

Delegation:

In order to carry out its responsibilities in regard to voting proxies, Turner must track all shareholder meetings convened by companies whose shares are held in Turner client accounts, identify all issues presented to shareholders at such meetings, formulate a principled position on each such issue and ensure that proxies pertaining to all shares owned in client accounts are voted in accordance with such determinations.

Consistent with these duties, Turner has delegated certain aspects of the proxy voting process to Institutional Shareholder Services, and its Proxy Voter Services (PVS) subsidiary. PVS is a separate investment adviser registered under the Investment Advisers Act of 1940, as amended. Under an agreement entered into with Turner, PVS has agreed to vote proxies in accordance with recommendations developed by PVS and overseen by Turner, except in those instances where Turner has provided it with different direction.

Review and Oversight:

Turner has reviewed the methods used by PVS to identify and track shareholder meetings called by publicly traded issuers throughout the United States and around the globe. Turner has satisfied itself that PVS operates a system reasonably designed to identify all such meetings and to provide Turner with timely notice of the date, time and place of such meetings. Turner has further reviewed the principles and procedures employed by PVS in making recommendations on voting proxies on each issue presented, and has satisfied itself that PVS’s recommendations are: (i) based upon an appropriate level of diligence and research, and (ii) designed to further the interests of shareholders and not serve other unrelated or improper interests. Turner, either directly or through its duly-constituted Proxy Committee, shall review its determinations as to PVS at least annually.

Notwithstanding its belief that PVS’s recommendations are consistent with the best interests of shareholders and appropriate to be implemented for Turner’s client accounts, Turner has the right and the ability to depart from a recommendation made by PVS as to a particular vote, slate of candidates or otherwise, and can direct PVS to vote all or a portion of the shares owned for client accounts in accordance with Turner’s preferences. PVS is bound to vote any such shares subject to that direction in strict accordance with all such instructions. Turner, through its Proxy Committee, reviews on a regular basis the overall shareholder meeting agenda, and seeks to identify shareholder votes that warrant further review based upon either (i) the total number of shares of a particular company stock that Turner holds for its clients accounts, or (ii) the particular subject matter of a shareholder vote, such as board independence or shareholders’ rights issues. In determining whether to depart from a PVS recommendation, the Turner Proxy Committee looks to its view of the best interests of shareholders, and provides direction to PVS only where in Turner’s view departing from the PVS recommendation appears to be in the best interests of Turner’s clients as shareholders. The Proxy Committee keeps minutes of its determinations in this regard.

Conflicts of Interest:

Turner stock is not publicly traded, and Turner is not otherwise affiliated with any issuer whose shares are available for purchase by client accounts. Further, no Turner affiliate currently provides brokerage, underwriting, insurance, banking or other financial services to issuers whose shares are available for purchase by client accounts.

Where a client of Turner is a publicly traded company in its own right, Turner may be restricted from acquiring that company’s securities for the client’s benefit. Further, while Turner believes that any particular proxy issues involving companies that engage Turner, either directly or through their pension committee or otherwise, to manage assets on their behalf, generally will not present conflict of interest dangers for the firm or its clients, in order to avoid even the appearance of a conflict of interest, the Proxy Committee will determine, by surveying the Firm’s employees or otherwise, whether Turner, an affiliate or any of their officers has a business, familial or personal relationship with a participant in a proxy contest, the issuer itself or the issuer’s pension plan, corporate directors or candidates for directorships. In the event that any such relationship is found to exist, the Proxy Committee will take appropriate steps to ensure that any such relationship (or other potential conflict of interest), does not influence Turner’s or the Committee’s decision to provide direction to PVS on a given vote or issue. Further to that end, Turner will adhere to all recommendations made by PVS in connection with all shares issued by such companies and held in Turner client accounts, and, absent extraordinary circumstances that will be documented in writing, will not subject any such proxy to special review by the Proxy Committee. Turner will seek to resolve any conflicts of interests that may arise prior to voting proxies in a manner that reflects the best interests of its clients.

Securities Lending:

Turner will generally not vote nor seek to recall in order to vote shares on loan in connection with client administered securities lending programs, unless it determines that a vote is particularly significant. Seeking to recall securities in order to vote them even in these limited circumstances may nevertheless not result in Turner voting the shares because the securities are unable to be recalled in time from the party with custody of the securities, or for other reasons beyond Turner’s control.

Obtaining Proxy Voting Information:

To obtain information on how Turner voted proxies, please contact:

Andrew Mark, Director of Operations

and Technology Administration

c/o Turner Investment Partners, Inc.

1205 Westlakes Drive, Suite 100

Berwyn, PA 19312

Recordkeeping:

Turner shall retain its (i) proxy voting policies and procedures; (ii) proxy statements received regarding client statements; (iii) records or votes it casts on behalf of clients; (iv) records of client requests for proxy voting information, and (v) any documents prepared by Turner that are material in making a proxy voting decision. Such records may be maintained with a third party, such as PVS, that will provide a copy of the documents promptly upon request.

Adopted: July 1, 2003

Last revised: April 1, 2007

VICTORY CAPITAL MANAGEMENT

Effective Date: August 18, 2003

Revised Date: September 25, 2007

Proxy Voting Policy

PROXY VOTING POLICY

When Victory client accounts hold stock that Victory is obligated to vote, the voting authority will be exercised in accordance with:

•	the direction and guidance, if any, provided by the document establishing the account relationship

•

principles of fiduciary law and Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. Both require Victory to act in the best interests of the account. In voting such stock, Victory will exercise the care, skill, prudence, and diligence a prudent person would use, considering the aims, objectives, and guidance provided by the documents governing the account

Victory votes client securities in the best interests of the client. In general, this entails voting client proxies with the objective of increasing the long-term economic value of client assets.* In determining the best interests of the account, Victory considers, among other things, the effect of the proposal on the underlying value of the securities (including the effect on marketability of the securities and the effect of the proposal on future prospects of the issuer), the composition and effectiveness of the issuer’s board of directors, the issuer’s corporate governance practices, and the quality of communications from the issuer to its shareholders.

Where Victory has an obligation to vote client proxies:

•	reasonable efforts will be made to monitor and keep abreast of corporate actions

•	all stock, whether by proxy or in person, will be voted, provided there is sufficient time and information available

•	a written record of such voting will be kept by Victory or its designated affiliate

•	the Proxy and Corporate Activities Committee (the “Proxy Committee”) will supervise the voting of client securities (subject to the review of Victory’s appropriate Chief Investment Officer)

Proxy Recall for Securities Lending, as required:

Victory will use reasonable efforts to determine if the recall of a security on loan is warranted in time to vote proxies if the fund knows that a vote concerning a “material” event will occur.

•

Victory may utilize the services of an independent third-party to assist in the process of recalling loaned out shares including, but not limited to, assisting Victory to anticipate record dates for upcoming high profile meetings for which it may recall shares in advance of voting.

•

Appropriate information will be sent to the Securities Lending Group with the specific record date of the security that needs to be recalled. Once the security is recalled, the proxy will flow into Victory’s normal voting procedures.

Note: “Clients” include, without limitation, separately managed accounts, mutual funds, and other accounts and funds for which Victory serves as investment adviser or sub-adviser.

Victory’s entire Policy and Procedures are available upon request via our website at www.victoryconnect.com, or by e-mailing us at Compliance_Victory@victoryconnect.com.

STATEMENT OF CORPORATE GOVERNANCE

The rights associated with stock ownership are as valuable as any other financial assets. As such, they must be managed in the same manner. Victory has established voting guidelines that seek to protect these rights while attempting to maximize the value of the underlying securities.

PROXY VOTING PROCEDURE

The Proxy Committee determines how proxies will be voted, or in those instances where Victory has sole or shared voting authority over client securities, recommendations will be made. Proxy’s are presented to the committee through the Corporate Actions Department. Actual votes are submitted by the Corporate Actions Department and/or the Proxy Committee. Decisions are based exclusively with the best interest with the shareholders in mind.

Voting may be executed through administrative screening per established guidelines with oversight by the Proxy Committee or upon vote by a quorum of the Proxy Committee.

Victory’s investment research department’s opinion concerning the management and prospects of the issuer may be taken into account in determining whether a vote for or against a proposal is in the client’s best interests. Insufficient information, onerous requests or vague, ambiguous wording may indicate that a vote against a proposal is appropriate, even when the general principal appears to be reasonable.

The Proxy Committee is comprised of at least the following: Chief Administration Officer, a Senior Equity Analyst, Victory and Key Private Bank Senior Portfolio Managers, and Head of Fund Administration. Quorum exists when at least three voting committee members are either in attendance or participate remotely via video or teleconference. Approval is based on majority votes of committee.

VOTING GUIDELINES

The following guidelines are intended to assist in voting proxies and are not to be considered rigid rules. The Proxy Committee is directed to apply these guidelines as appropriate. On occasion, however, a contrary vote may be warranted when such action is in the best interests of the account or if it is required under the documents governing the account.

The committee may also take into account independent third-party, general industry guidance or other governance board review sources when making decisions. The committee may additionally seek guidance from other senior internal sources with special expertise on a given topic, where it is appropriate.

When the Proxy Committee decides to vote against a proposal which is generally approved, or votes in favor of a proposal which is generally opposed, the reason for the exception will be recorded.

The following is a discussion of selected proxy proposals which are considered periodically at annual meetings. Victory’s general position with regard to such proposals is also included.

CORPORATE GOVERNANCE

Confidential Voting    Generally Approved

Confidential voting eliminates the possibility for management to apply pressure to institutional shareholders with which a business relationship exists. It should be noted that the Department of Labor’s “Avon Letter” and the investigation of proxy voting violations in 1988 may have lessened the need for confidential voting.

Equal Access Proposals    Generally Approved

As owners of the company, shareholders should have access to a company’s proxy in order to vote on issues of importance.

Cumulative Voting    Generally Opposed

Cumulative voting may prevent the majority of shareholders from electing a majority of the board. Cumulative voting requires fewer votes to obtain a board seat, therefore, it promotes single interest representation on the board which may not be representative of the interests and concerns of all shareholders.

Unequal Voting Rights    Generally Opposed

Victory would vote against any provisions that would dilute the current voting power of shareholders, since one of the assets of a shareholder is the ability to effect change through proxy voting. Victory firmly believes all shareholders should be treated equitably. One share, one vote.

Super-Majority Vote Requirements    Generally Opposed

Victory is opposed to proposals requiring a vote of more than two-thirds of the shareholders to amend any bylaws or charter provisions, or to approve a merger or other business combination. Super-majority vote provisions may stifle bidder interest in the issuer and thereby devalue its stock.

Majority Voting Proposals    Review Case-by-Case

Victory generally supports reasonably crafted shareholder proposals calling for directors to be elected through an affirmative majority of votes cast and/or the elimination of the plurality standard in uncontested elections, unless the company has adopted meaningful alternatives within their formal corporate governance process.

By-Laws Amended By Board Of Directors Without Shareholder Approval    Generally Opposed

Since one of the rights of a shareholder is the ability to effect change through proxy voting, it would not be in their best interest to allow the board to influence policy and change the by-laws of the company without shareholder input. Victory would vote against any action taken by the board to prevent shareholders from deciding policy.

Amendments To By-Laws Or Charters    Case-by-Case

In general, Victory approves technical amendments for companies with a solid track record of good corporate governance. However, Victory reserves the right to oppose issues for companies with questionable practices relating to governance issues.

Blank-Check Preferred Stock    Generally Opposed

Blank-check preferred stock provides flexibility in financing, and can be used as an entrenchment device. The issuing company can use this tactic as a poison pill when distributed to stockholders with rights attached, or it can be issued with superior voting rights to friendly parties.

Pre-Emptive Rights    Generally Approved

Pre-emptive rights provide existing shareholders with the first opportunity to purchase shares or new issues of company stock. Victory may not recommend exercising the rights for several reasons, including lack of liquidity or the transaction may not be in the best interest of client’s accounts. However, in certain cases the rights are transferable and Victory may recommend selling. The primary reason for the approval of rights offerings is to limit the amount of dilution new shares cause current shareholders.

Expensing Options    Generally Approved

Victory believes shareholders should have an accurate picture of a company’s financial picture, therefore, the company should fully account for stock options.

Eliminate Shareholders’ Right To Call A Special Meeting    Generally Opposed

In general, Victory opposes proposals to eliminate the right of shareholders to call a special meeting or the position that a minimum of 25% of the shareholders are required to call a special meeting. Reason: shareholders may lose the right to remove directors or initiate a shareholder resolution without waiting for the next regularly scheduled meeting, especially if shareholders do not have the right to act by written consent.

Restriction of Shareholder Action By Written Consent    Generally Opposed

Victory generally opposes proposals to restrict or prohibit a shareholders’ ability to take action by written consent. Shareholders may lose the ability to remove directors or initiate a shareholder resolution if they must wait for the next scheduled meeting.

Appointment Of Auditors    Generally Approved

Victory expects a company to have completed its due diligence on the auditors; therefore, selection is approved. However, in cases where auditors have failed to render accurate financial statements, votes are withheld. A favorable position is given to auditors who receive more compensation from their audit engagement than other services with the company.

Corporate Name Change    Generally Approved

A name change often is used to reflect the brand and image of the business. Under most circumstances, this change is a marketing initiative, has no effect on governance and does not infringe on shareholders’ rights.

Expansion of Business Activity    Review Case-by-Case

Existing shareholders should approve any restatement of the business purposes or fundamental change in operations. In addition, shareholders should review any expansion or development of company objectives and activities.

Change In The Date Or Location Of Annual Meetings    Generally Approved

Victory supports provisions that encourage changes in the date and location of annual meetings. A rotating schedule enables shareholders across the nation to attend the meetings and express their views.

Change In Investment Company Agreements With Advisors    Generally Approved

Victory approves a change in the investment company’s agreement with the advisor when it is in the long-term best economic interest of the shareholders.

For Investment Companies, Continuation Of Company Management, Administration or Investment Advisor    Generally Approved

Victory supports contracts when performance of the investment companies is relatively close to the appropriate benchmark.

Converting Closed-end Fund To Open-end Fund    Review Case-by-Case

Victory supports such conversions when it is in the long-term best economic interest of the shareholders. Some of the factors reviewed would include: past performance, the level of discount or premium compared to the NAV, expense structure and the overall effect on competitiveness and future prospects within the market that the fund invests.

Changing Investment Company Fundamental Investment Restrictions    Review Case-by-Case

Victory generally reviews such proposals based on factors that include, but are not limited to: the nature of the restriction to be changed, reasons given for such a change, the likely impact to the overall portfolio and long-term best economic interests of the shareholders.

Transaction Of Such Other Business As May Properly Come Before The Meeting    Generally Opposed

Victory generally opposes proposals requesting voting approval in the form of other business.

BOARD OF DIRECTORS

Required Majority Of Independent Directors    Generally Approved

Victory believes shareholders are best served when the Board of Directors includes a significant number (preferably a majority) of individuals who are independent and outside of the firm. Independent directors can bring the most objective and fresh perspective to the issues facing the company. Independent directors are less hampered when fulfilling their obligations to monitor top management performance and responsiveness to shareholders and are less likely to be involved in conflict of interest situations.

Change In The Number Of Directors    Generally Approved

Victory approves a change in the number of directors as long as a satisfactory explanation is provided and the number of directors is reasonable.

Classified Boards    Review Case-by-Case

Classified boards do provide stability and continuity. However, Victory may oppose this position under the certain circumstance, such as: a proxy fight is won and one-third of the directors are replaced. Running the company with a board that is one-third hostile is very difficult and the vote would be perceived as a loss of confidence in management.

Outside Director Stock Option Plan    Review Case-by-Case

The interest of outside directors should be aligned with both shareholders and inside directors. Victory supports the position whereby directors hold a minimum level of stock in the company. Another way to ensure the interests of shareholders are matched with those of the outside directors is to award options as a part of compensation. However, Victory would vote against any plan that awards any director excessively.

Election of Management’s Nominees for Directors    Generally Approved

Victory supports management’s recommendation for any qualified individual to represent the shareholders. Factors considered include: attendance at meetings, company performance, stock ownership, and the independence of each director.

Corporate Board Diversity    Review Case-by-Case

Victory supports voluntary efforts by shareholders and board members to increase diversity on corporate boards. Support also is given to the appointment of qualified directors with diverse backgrounds; however, the issue of quotas is not supported.

Indemnification Of Directors    Generally Approved

In general, indemnification is necessary to attract qualified board nominees in today’s litigious environment; however, monetary liability generally is not eliminated, or limited, for breach of duty, lack of loyalty, acts or omissions not performed in good faith, or any transaction in which the director derived an improper benefit.

Removal Of A Director Only For Cause    Generally Approved

In cases such as gross negligence or fraud, dismissal from the board is warranted. Victory fully supports this position.

Severance Packages    Review Case-by-Case

Severance packages for outside directors may be appropriate when a merger is planned for the best interest of shareholders; however, severance packages tailored solely as incentives to approve a merger generally are not approved. Since severance packages for outside directors could be viewed as buying their vote and not sound corporate governance, Victory will generally oppose these issues.

Share Ownership    Generally Approved

Directors are encouraged to be shareholders in order to better align their goals with those of the rest of the shareholders; however, an absolute level of ownership is not supported. Given the tenure and financial position of the director, reasonable efforts to hold the shares should be expected.

Advisory Committee    Review Case-by-Case

A major privilege of a shareholder is the right to express one’s views to management and the board of directors. If communication between shareholders and management does not take place effectively, an advisory committee can effectively express the equity holder’s views. The scope of responsibility of the advisory committee should be limited to subjects involving corporate governance issues. Victory rejects measures that would allow the advisory committee input into the day-to-day management of the company.

Director Liability    Generally Approved

Without the assurance a director’s personal assets will be protected in case of legal action, companies may have a difficult time retaining and attracting good directors. Victory favors proposals that expand coverage where directors were found to have acted in good faith; however, directors should be held accountable for their actions, and Victory would be against any proposals that reduce or eliminate personal liability when current litigation is pending against the board.

Limit Director Tenure    Generally Opposed

Term limits could result in the dismissal of directors who significantly contribute to the company’s success and represent shareholder’s interests effectively. Victory recognizes the position may take a director a number of years to fully understand the details of the company and the nuances of serving on the board.

Minimum Stock Ownership    Generally Approved

Victory believes stock ownership requirements more closely align the director’s interests with those of the shareholders they were elected to represent.

Separate Chair Person and CEO    Review Case-by-Case

Victory may support proposals requiring that the position of chair be filled by an independent director, depending upon the particular circumstance and relevant considerations. Examples of considerations include, but are not limited to, having: a designated independent lead director, a two-thirds independent board, key committees that are comprised of independent directors and a company that does not materially under-perform its peers.

Approve Directors Fees Paid In Stock and Cash    Generally Approved

Victory supports proposals that allow directors to have their annual fees paid in both cash and stock. Directors also should be shareholders in order to align their interests with those they represent.

TAKEOVER DEFENSE AND RELATED ACTIONS

Mergers Or Other Combinations    Review Case-by-Case

Victory votes in the best long-term economic interest of the shareholders. When making recommendations, the following considerations are made: the premium received, the trend of the stock, prior to the announcement, for both sides of the transaction, the leverage, the effects on the credit rating of the merger and the reasons for the merger. Also, a number of ratios and factors are reviewed prior to making our recommendation.

Leverage Buyout    Review Case-by-Case

Victory would support a buyout if the shareholders receive the appropriate premium and/or it was in the best long-term economic interest of the company.

Fair Price Provisions    Generally Opposed

In general, Victory opposes the following when accompanied by a super-majority provision: a clause requiring a super-majority shareholder vote to alter or repeal the fair price provision, in excess of two-thirds. Victory also generally opposes if the pricing formula is such that the price required is unreasonably high and/or designed to prevent a two-tier, front-end-loaded hostile tender offer. Since shareholders do not want to get caught in the second tier, they act selfishly and tender their shares in the first tier so that, effectively, all shareholders are coerced into accepting the offer.

Change In The Number Of Authorized Common Shares    Generally Approved

It is important for companies to have a cushion for acquisitions, for public offerings, fund stock splits and dividends and for other ordinary business purposes. However, the authorization could raise a corporate governance issue such as targeted share placement. Victory is opposed to this issue if the targeted share placement was for the sole purpose of defeating an appropriately valued offer.

Anti-Greenmail Provision    Review Case-by-Case

Victory favors equal treatment for all shareholders, but anti-greenmail provisions may severely limit management’s flexibility (for example, share repurchase programs Class shares with special features.) Victory may approve if it is determined that the Greenmail may prevent an acquisition that would be detrimental to the long-term interests of shareholders.

Approval of Poison Pills    Review Case-by-Case

Victory generally opposes poison pills used to prevent takeover bids that are in the best interest of shareholders. Certain shareholder rights plans, however, protect the interest of shareholders by enabling the board to respond to unsolicited bids.

Proposals To Opt Out Of State Anti-Takeover Laws    Review Case-by-Case

Victory approves measures that benefit current shareholders. Proposals that are overwhelmingly in favor of the board at the expense of shareholders would be opposed.

Reincorporation    Generally Approved

In general, Victory approves reincorporation actions; however, when a change of state of incorporation increases the capacity of management to resist hostile takeovers, the action should be closely examined.

COMPENSATION PLAN

Executive Stock Option Plans    Generally Approved

Generally, Victory supports the adoption of Executive Stock Option Plans. Provisions that accelerate option plans in the event of change of control are also generally approved. Victory will, however, oppose plans where the exercise price drops below market price and/or the dilution is greater than 10%, particularly if the company is mature or executive compensation is excessive. In the case of rapidly growth, cash-short companies with reasonable executive salaries, Victory may approve a plan where dilution exceeds 10%.

Adopt Restricted Stock Plan    Review Case-by-Case

Restricted stock plans should be kept at minimum levels because they cost more when compared to traditional stock option plans. Additionally, incentives are less than the established plans.

Repricing Of Outstanding Options    Generally Opposed

Generally, Victory opposes any proposal that would reprice outstanding stock options. Such actions are not in the best interest of shareholders, because it is not appropriate to allow option holders to profit from stock underperformance.

Equity Based Compensation Plan    Review Case-by-Case

Awards other than stock options and RSAs (Restricted Stock Award) should be identified as being granted to officers/directors and the number of shares awarded should be reasonable.

Golden Parachutes    Review Case-by-Case

When a takeover is considered likely, it would be difficult for a company to attract and retain top managers without severance payments for involuntary termination or significant reduction in compensation, duties, or relocation after a change in control. However, parachutes in excess of 2.99 times the previous year’s salary and bonus combined are considered exorbitant and generally would be opposed.

Cap On Executive Pay    Review Case-by-Case

Victory would vote against any absolute limit on executive compensation. However, compensation that better matches management and shareholder interests is supported. Additionally, executive compensation needs to be linked to the overall performance of the company.

Link Pay To Performance    Review Case-by-Case

Victory supports plans that align compensation with operational and financial performance. Proposals that link compensation to performance measurements such as peer groups are generally approved. Plans that reward executives regularly and excessively for company underperformance compared to its peer group are not supported.

Loans Or Guarantees Of Loans To Officers And Directors    Generally Opposed

In the wake of a number of different scandals involving loans to officer and directors, Victory believes it is in the best interest of shareholders to vote against any loans or guarantees to officers or directors.

CAPITAL STRUCTURE, CLASSES OF STOCK AND RECAPITALIZATION

Restructure/Recapitalize    Review Case-by-Case

Generally, Victory approves proposals that are in a company’s best long-term economic interest, as well as those that protect a client’s position. These proposals involve the alteration of a corporation’s capital structure, such as an exchange of bonds for stock.

Spin-Offs    Review Case-by-Case

In cases of spin-offs, Victory reviews whether the transaction is in the best long-term economic interest of the shareholder.

Tracking Stock    Review Case-by-Case

Victory would consider the compensation shareholders receive in the event a tracking stock is released. If the company is trying to unlock or spin-off segments that are underperforming or inhibit overall performance, the transaction is reviewed to determine whether value is created for our positions. If the subsidiary has little corporate governance, excessive dilution to current shareholders is present, or any other signs of malfeasance is present, Victory would take an opposing position.

Changes To Preferred Stock    Review Case-by-Case

Preferred stock can be used as a sound management tool to raise capital and/or increase financial flexibility. However, in instances where it is being used as a part of an anti-takeover package, Victory would oppose the changes.

Share Buyback    Generally Approved

Generally, Victory approves buybacks that are “at or above” the current market price. However, when management uses this as an entrenching tool to prevent hostile takeovers, or in cases where management uses buyback to prevent acquisitions, Victory would take an opposing position.

Authority To Issue Additional Debt    Review Case-by-Case

The issuance of additional debt may be beneficial to a company under certain circumstances. However, Victory may vote against any excessive issuance of debt that would cause, for example, a drop in the rating of the company’s debt and the company itself.

Stock Splits And Stock Dividends    Generally Approved

Victory supports stock splits and stock dividends if they are in the best long-term economic interest of the shareholders. Splits are considered positive because they increase liquidity and allow a greater number of people to hold the shares. Dividends are considered positive because they return capital and enhance returns for shareholders.

SOCIAL ISSUES

Social Issues In General    Review Case-by-Case

When evaluating social issues such as human rights, labor and employment, the environment, and tobacco, Victory considers such proposals based on the expected impact to the shareholder and their long-term economic best interest. As applicable, Victory may additionally factor corporate governance concerns, reasonableness of each request and related business exposure to the company when analyzing the expected potential impact to shareholders.

Equal Opportunity    Review Case-by-Case

Victory will generally support reports outlining a company’s affirmative action initiatives unless the requests are considered excessive or costly beyond their expected benefit to shareholders. However, Victory may vote against such proposals if relevant actions are already reasonably being met. A few examples would be that the company has well documented equal opportunity programs or the company already publicly reports on its initiatives and provides data on workforce diversity.

Sustainability Reporting    Review Case-by-Case

Victory will generally support proposals requesting that a company report on policies and initiatives related to relevant social, economic, and environmental sustainability, unless such proposals are considered excessive or costly beyond their expected benefit to shareholders. However, Victory may vote against such proposals if relevant actions are already reasonably being met. A few examples would be: that the company already discloses similar information through existing reports, policies or codes of conduct; or, the company has formally committed to the implementation of a reporting program based on industry accepted guidelines within a reasonable timeframe.

Political Contributions    Review Case-by-Case

Victory may support proposals that are reasonable in request, cost and information availability, related to the disclosure of corporate contributions. Victory will generally not support political contribution proposals considered excessive, costly or structured to require disclosure beyond political action committee regulations.

INTERNATIONAL CORPORATE GOVERNANCE

Victory will follow the established Proxy Voting Policy guidelines already in place, unless otherwise noted below when voting International Corporate Governance proxies. Any issue not covered within the guidelines will be evaluated by the Proxy Committee on a case-by-case basis.

Receiving and/or Approving Financial Reports    Generally Approved

Typically, it is customary for international firms to approve audited financial reports (prior) at the annual meeting. However, this may be opposed in cases where there are (serious) concerns regarding practices of the Board or (audit) committees appointed by the Board.

Payment of Final Dividends/ Return of Capital    Generally Approved

Stock dividends are generally approved and in the best long-term economic interest of the shareholders. Dividends (are considered positive because they) return capital and enhance returns for shareholders.

Share Repurchase Plan    Generally Approved

Vote FOR a plan by which the company buys back its own shares, if the plan is offered to all shareholders.

Share Issuance Requests    Review Case-By-Case

Victory will generally support share issuance request with preemptive rights. However, Victory may vote on a case-by-case basis on specific issuances with or without preemptive rights.

Victory will vote proxies for international holdings in the best interests of its shareholders. Victory will attempt to process every proxy it receives for all International foreign proxies. However, there may be situations in which Victory may vote against, withhold a vote or cannot vote at all. For example, Victory may not receive a meeting notice in enough time to vote or Victory may not be able to obtain enough information on the international security, in which case we will vote against.

ADDITIONAL TOPICS

Any issue not covered within the guidelines will be evaluated by the Proxy Committee on a case-by-case basis.

MATERIAL CONFLICTS OF INTEREST

In the event a material conflict of interest arises between Victory’s interests and those of a client during the course of voting client’s proxies, the Proxy Committee shall:

•	We vote the proxy in accordance with the Proxy Voting Guidelines unless such guidelines are judged by the Proxy Committee to be inapplicable to the proxy matter at issue

•	In the event that the Proxy Voting Guidelines are inapplicable, determine whether a vote for, or against, the proxy is in the best interest of the client’s account

•	document the nature of the conflict and the rationale for the recommended vote

•	solicit the opinions of KeyCorp’s Chief Risk Officer, Chief Compliance Officer, or their designee, or consult an external, independent adviser

•	If a member of the Proxy Committee has a conflict (e.g.—family member on board of company)—he/she will not vote (or recluse themselves from voting).

•

Report to the Board any proxy votes that took place with a material conflict situation present, including the nature of the conflict and the basis or rationale for the voting decision made. Such a report should be given at the next scheduled Board Meeting or other appropriate timeframe as determined by the Board.

RECORDKEEPING

In accordance with Rule 204-2(c)(2) under the Investment Advisers Act of 1940, as amended, Victory will retain the following records with respect to proxy voting:

•	copies of all policies and procedures required by Rule 206(4)-6

•	a written record of votes cast on behalf of clients

•	any documents prepared by Victory or the Proxy Committee germane to the voting decision

•	a copy of each written client request for information on how Victory voted proxies on such client’s behalf

•	a copy of any written response by Victory to any written or verbal client request for information on how Victory voted such client’s proxies

GLOSSARY

Blank Check Preferred Stock—A popular term for preferred stock in which the board of directors is given broad discretion to establish voting, conversion, dividend and other rights of preferred stock at the time the board issues the stock. Some boards that have authority to issue blank check preferred stock have used it to create takeover defenses.

Bylaw—Bylaws supplement each company’s charter, spelling out in more specific detail general provisions contained in the charter. Board of Directors often have the power to change bylaw provisions without shareholder approval.

Charter—Also known as the articles of incorporation, the charter sets forth the respective rights and duties of shareholders, officers, and directors. The charter constitutes the fundamental governing rules for each corporation. Shareholder approval is required to amend a company’s charter.

Classified Board—A classified board is a board that is divided into separate classes, with directors serving overlapping terms. A company with a classified board usually divides the board into three classes; each year, one-third of the directors stand for election. A classified board makes it difficult to change control of the board through a proxy contest, since it would normally take two years to gain control of a majority of board seats.

Confidential Voting—Also known as closed voting or voting by secret ballot, under confidential voting procedures, all proxies, ballots and voting tabulations that identify shareholders are kept confidential. Independent vote tabulators and inspectors of election are responsible for examining individual ballots, while management and shareholders are only told vote totals.

Corporate Governance—Corporate governance is the framework within which corporations exist. Its focus is the relationship among officers, directors, shareholders, stakeholders and government regulators, and how these parties interact to oversee the operations of a company.

Cumulative Voting—Normally, shareholders cast one vote for each director for each share of stock owned. Cumulative voting permits shareholders to apportion the total number of votes they have in any way they wish among candidates for the board. Where cumulative voting is in effect, a minority of shares may be able to elect one or more directors by giving all of their votes to one or several candidates.

Fair Price Requirements—Fair price requirements compel anyone acquiring control of a corporation to pay all shareholders the highest price that the acquirer pays to any shareholder during a specified period of time. Fair price requirements are intended to deter two-tier tender offers in which shareholders who tender their shares first receive a higher price for their shares than other shareholders.

Greenmail—Greenmail refers to the practice of repurchasing shares from a bidder at an above-market price in exchange for the bidder’s agreement not to acquire the target company. Greenmail is widely considered to a form of blackmail. Some companies have attempted to deter greenmail by adding anti-greenmail provisions to their chargers.

Indemnification—Indemnification permits corporations to reimburse officers and directors for expenses they incur as a result of being named as defendants in lawsuits brought against the corporation. Indemnification often covers judgment awards and settlements as well as expenses. Without indemnifications, or directors’ liability insurance, most companies would be unable to attract outside directors to serve on their boards.

Majority Voting—The standard whereby a director or nominee will be elected only if receiving an affirmative majority of votes cast, even if running unopposed for an open seat. In contrast, the plurality standard holds that a nominee or director will be elected based on having received the most votes, whether or not having received an affirmative majority of votes cast.

Poison Pill—The popular term for a takeover defense that permits all shareholders other than an acquirer to purchase shares in a company at a discount if the company becomes a takeover target. A company with a pill (also known as a shareholder rights plan) usually distributes warrants or purchase rights that become exercisable when a triggering event occurs. The triggering event occurs when an acquirer buys more than a specified amount of a target company’s stock without permission of the target company’s board. Once the pill is triggered, shareholders (except for the acquirer) usually have the right to purchase shares directly from the target company at a 50 percent discount, diluting both ownership interest and voting rights. Most pills have provisions that permit the board to cancel the pill by redeeming the outstanding warrants or rights at nominal cost. Pills can force acquirers to bargain directly with a target company’s board, but they can also be used to deter or to block acquisition bids altogether. Corporations are not required by law to submit their poison pills for shareholder approval, and very few companies have chosen to seek shareholder approval.

Pre-emptive Rights—pre-emptive rights are intended to allow existing shareholders to maintain their proportionate level of ownership by giving them the opportunity to purchase additional shares pro rata before they are offered to the public. pre-emptive rights are something of an anachronism today because shareholders of publicly traded companies who want to maintain their proportionate ownership interest may do so by purchasing shares in the open market. Many companies whose charters have pre-emptive rights provisions have asked shareholders to amend their charters to abolish pre-emptive rights.

Proxy—The granting of authority by shareholders to others, most often corporate management, to vote their shares at an annual or special shareholders’ meeting.

Proxy Contest—Proxy contests take different forms. The most common type of proxy contest is an effort by dissident shareholders to elect their own directors. A contest may involve the entire board, in which case the goal is to oust incumbent management and take control of the company. Or, it may involve a minority of board seats, in which case dissidents seek a foothold position to change corporate strategy without necessarily changing control. Proxy contests may also be fought over corporate policy questions; dissidents may, for example, wage a proxy contest in support of a proposal to restructure or sell a corporation. Many proxy contests are today waged in conjunction with tender offers as a means of putting pressure on a target company’s board to accept the tender offer. In a well-financed proxy contest, dissidents usually print and distribute their own proxy materials, including their own proxy card. Proxy contests usually feature letter writing and advertisement campaigns to win shareholder support.

Proxy Recall—Recalling of loaned out securities before record date to exercise voting rights.

Proxy Statement—A document in which parties soliciting shareholder proxies provide shareholders with information on the issues to be voted on at an annual or special shareholder’s meeting. The soliciting party generally presents arguments as to why shareholders should grant them their proxy. The information that must be disclosed to shareholders is set forth in Schedule 14A of the Securities Exchange Act of 1934 for a proxy solicited by the company and in Schedule 14B for the act for proxies solicited by others.

Recapitalization Plan—A recapitalization plan is any plan in which a company changes its capital structure. Recapitalization can result in larger or smaller numbers of shares outstanding, or in creation of new classes of stock in addition to common stock. Recapitalization plans must be approved by shareholders.

Reincorporation—Reincorporation refers to changing the state of incorporation. A company that reincorporates must obtain shareholder approval for the move and for the new charter it adopts when it shifts its state of incorporation. Many reincorporations involve moves to Delaware to take advantage of Delaware’s flexible corporate laws.

Restricted Stock—Stock that must be traded in compliance with special SEC regulations concerning its purchase and resale from affiliate ownership, M&A activity and underwriting activity.

Restructuring Plan—A restructuring plan is any plan that involves a significant change in a company’s capital structure. This would include a recapitalization plan, a leveraged buyout, or a major sale of assets. Restructuring plans after shareholder approval before they can be implemented.

Rights of Appraisal—Rights of appraisal provide shareholders who do not approve of the terms of certain corporate transactions the right to demand a judicial review in order to determine the fair value for their shares. The right of appraisal generally applies to mergers, sales of essentially all assets of the corporation, and charter amendments that may have a materially adverse effect on the rights of dissenting shareholders.

Share Repurchase Plan—A repurchase plan is a program by which a Company buys back its own shares from the market, thereby, reducing the number of outstanding shares. This is generally an indication that the Company thinks the shares are undervalued.

Stakeholder Laws—In essence, stakeholder laws state that corporate directors owe a duty to a host of constituencies beyond shareholders: local communities, employees, suppliers, creditors, and others. This is in contrast to the traditional model of the publicly held corporation in law and economics which says that corporate directors have a legally enforceable duty to one constituency—their shareowners.

Street Name/Nominee Name—Holding a customer’s stock ‘in street name’ is when broker-dealers, banks, or voting trustees register the shares held for customer accounts in their own names. Such a system makes it more difficult to obtain shareholder information. Note that often the legal owners are not the beneficial owners of the stock and therefore may not have the power to vote or direct the voting of the stock. The beneficial owners direct the brokers and banks as to whether their identity may be disclosed.

Supermajority—Most state corporation laws require that mergers, acquisitions and amendments to the corporate charter be approved by a majority of the outstanding shares. A company may, however, set a higher requirement by obtaining shareholder approval for a higher threshold. Some supermajority requirements apply to mergers and acquisitions. Others apply to amendments to the charter itself—that is, the charter, or certain parts of it, may be amended in the future only if the amendments receive the specified supermajority level of support.

Sustainability Report—A company report on policies and initiatives related to social, economic or environmental issues.

Unequal Voting—Corporations with dual class capitalization plans usually have two classes of stock with different voting and dividend rights. Typically, one class of stock has higher voting rights and lower dividend rights. Insiders owning the higher voting shares are able to maintain control, even though they usually own only a fraction of the outstanding shares.

Written Consent—The ability to act by written consent to allow shareholders to take action collectively without a shareholders’ meeting. The written consent procedure was developed originally to permit closely held corporations to act quickly by obtaining consents from their shareholders. The procedure is, however, available in many states to publicly traded companies as well, unless prohibited or restricted in a company’s charter. Many companies have sought shareholder approval to restrict or abolish the written consent procedure; their principal reason for doing so is to prevent takeovers opposed by the incumbent board and management.

EXECUTIVE COMPENSATION TERMS

At-the-Money Option—An option with exercise price equal to the current market price.

Bonus Shares—Share awards which in some cases may not vest until various performance goals are met or the employee has remained with the company for a minimum number of years.

Call Option—The right, but not the obligation, to buy shares at a predetermined exercise price before a predetermined expiration date. Holders are rewarded when the option has a ‘positive’ spread, or difference between its exercise price and its market price.

Change-in-Control Provision—A provision in a stock option plan that allows for immediate vesting of outstanding options if certain events take place which may be deemed a change in control, such as the purchase of a majority of the company’s outstanding shares by a third party.

Cliff Vesting—A plan feature providing that all awards vest in full after a specified date. If the employee leaves the company’s employ prior to the vesting date, no partial vesting will occur.

Deferred Stock—A share grant in which the participant receives a specified amount of shares, granted at no cost, if he remain employed with the company for a certain period of time. The participant does not have voting or dividend rights prior to vesting, though dividends typically accumulate until vesting.

Employee Stock Purchase Plan—A plan qualified under Section 423 of the IRS Code, which allows employees to purchase shares of stock through payroll deductions.

Employee Stock Ownership Plan (ESOP)—A qualified defined contribution plan under the IRS Code which allows the ESOP plan trustees to invest up to 100 percent of the plan’s assets in shares or its own company stock. Variants of these plans include the stock bonus plan, the leveraged stock bonus plan (where the trust can borrow money from lending sources to buy more stock), and matching ESOP’s (in which employees match the contribution that the company makes). ESOP’s offer employees tax deferral benefits and companies a tax deduction.

Evergreen Plan—A plan provision that typically increases the number of shares available for the issue under the plan on an annual basis by a predetermined percentage of the company’s common stock outstanding. Such plans often have no termination date and permit the plan to operate indefinitely without further shareholder approval.

Exercise Price—Sometimes referred to as the strike price, this is the price at which shares may be exercised under a plan. Exercise prices may be fixed, variable or tied to a formula.

Formula-Based Stock Incentive Plan—A plan where the participant receives phantom stock or stock-based units, the value of which is based on a formula. This type of plan is similar to a performance share or performance unit plan.

Gun-Jumping Grants—Grants of awards made under a plan or plan amendment prior to shareholder approval of the plan or amendment.

Incentive Stock Options (ISO’s)—Also referred to as qualified stock options, these rights permit the participant to buy shares before the expiration date at a predetermined exercise price set at or above fair market value at grant date. The term of such awards may be ten years or longer. The company is not allowed to take a tax deduction for ISO’s unless a disqualifying disposition takes place.

Indexed Option—The right, but not the obligation, to purchase shares at an exercise price that periodically adjusts upward or downward in relation to a market or industry indicator.

In-the-Money Option—An option with an exercise price below the current market price.

Limited Stock Appreciation Rights (LSAR’s)—These rights are triggered by a change in the ownership or control and are generally granted in tandem with ISO’s or NSO’s. The rights permit the holder to receive a cash payment equal to the difference between the exercise price and the market price without having to make a person cash outlay to exercise the option. The design of these rights permits the holder to receive the higher offer in a two-tier tender offer.

Nonqualified Stock Options (NSO’s)—Also referred to as discounted stock options, these rights permit the participant to buy shares before the expiration date at a predetermined exercise price set at or below fair market value at grant date. The term of such awards may be longer or shorter than ten years. The company receives the tax deduction at the time the executive receives income.

Omnibus Plan—A stock-based incentive plan providing significant flexibility by authorizing the issue of a number of award types, which may include incentive stock options, nonqualified stock options, SAR’s, restricted stock, performance shares, performance units, stock grants, and cash.

Out-of-the-Money Option—An option with an exercise price above the current market price.

Performance Shares—Stock grants contingent upon the achievement of specified performance goals. The number of shares available typically varies with performance as measured over a specified period. Few companies clearly identify the criteria used to select performance measures or the specific hurdle rates that must be met. Performance periods typically extend for a three- to five-year period.

Performance Units—Cash awards contingent upon the achievement of specified performance goals. The amount of cash payable typically varies with performance as measured over a specified period. Few companies clearly identify the criteria used to select performance measures or the specific hurdle rates that must be met. Performance periods typically extend for a three- to five-year period.

Phantom Stock—An award ‘unit’ corresponding in number and value to a specified number of shares of the company’s stock. These units do not represent an ownership interest. The grant of units entitles the employee to a bonus based on any corresponding increase in the value of the stock.

Premium-Priced Options—An option whose exercise price is set above fair market value on grant date.

Put Option—The right, but not the obligation, to sell shares at a predetermined exercise price before a predetermined expiration date.

Pyramiding—A cashless exercise method whereby a portion of the shares under option is used as payment for the exercise price of other options.

Reload Options—Options granted to replace shares owned outright that have been swapped as payment of the option exercise price. At the time of the swap, the company grants a new stock option equal to the number of shares swapped. The reloaded options generally have a new vesting period and the same expiration date as the original options.

Repricing—An amendment to a previously granted stock option contract that reduces the option exercise price. Options can also be repriced through cancellations and regrants. The typical new grant would have a ten-year term, new vesting restrictions, and a lower exercise price reflecting the current lower market price.

Restricted Stock—A grant of stock, subject to restrictions, with little or not cost to the participant. Such shares are usually subject to forfeiture if the holder leaves the company before a specified period of time; thus, the awards are often used to retain employees. The restrictions usually lapse after three to five years, during which time the holder cannot sell the shares. Typically, the holder is entitled to vote the stock and receives dividends on the shares.

Section 162(m)—The IRS Code Section that limits the deductibility of compensation in excess of $1 million to a named executive officer unless certain prescribed actions are taken.

Shareholder Value Transfer (SVT)—A dollar-based cost which measures the amount of shareholders’ equity flowing out of the company to executives as options are exercised. The strike price of an option is paid at the time of exercise and flows back to the company. The profit spread, or the difference between the exercise price and the market price, represents a transfer of shareholders’ equity to the executive. The time value of money is also a significant cost impacting shareholders’ equity.

Stock Appreciation Rights (SARs)—An award paid in cash or shares to the employee equal to the stock price appreciation from the time of grant to the exercise date. When granted in tandem with options, the exercise of the SAR cancels the option.

Stock Purchase Right—The right to purchase shares of stock at a discount for a set period of time.

Vesting Schedule—A holding period following grant date during which time options may not be exercised.

Volatility—The potential dispersion of a company’s stock price over the life on an option.

Voting Power Dilution (VPD)—The relative reduction in voting power as stock-based incentives are exercised and existing shareholders’ proportional ownership in the company is diluted.

WADDELL & REED INVESTMENT MANAGEMENT COMPANY

PROXY VOTING POLICY

The Fund has delegated all proxy voting responsibilities to WRIMCO. WRIMCO has established guidelines that reflect what it believes are desirable principles of corporate governance.

Listed below are several reoccurring issues and WRIMCO’s corresponding positions.

Board of Directors Issues:

WRIMCO generally supports proposals requiring that a majority of the board of directors consist of outside, or independent, directors.

WRIMCO generally votes against proposals to limit or eliminate liability for monetary damages for violating the duty of care.

WRIMCO generally votes against indemnification proposals that would expand coverage to more serious acts such as negligence, willful or intentional misconduct, derivation of improper personal benefit, absence of good faith, reckless disregard for duty, and unexcused pattern of inattention. The success of a corporation in attracting and retaining qualified directors and officers, in the best interest of shareholders, is partially dependent on its ability to provide some satisfactory level of protection from personal financial risk. WRIMCO will support such protection so long as it does not exceed reasonable standards.

WRIMCO generally votes against proposals requiring the provision for cumulative voting in the election of directors as cumulative voting may allow a minority group of shareholders to cause the election of one or more directors.

Corporate Governance Issues:

WRIMCO generally supports proposals to ratify the appointment of independent accountants/auditors unless reasons exist which cause it to vote against the appointment.

WRIMCO generally votes against proposals to restrict or prohibit the right of shareholders to call special meetings.

WRIMCO generally votes against proposals which include a provision to require a supermajority vote to amend any charter or bylaw provision, or to approve mergers or other significant business combinations.

WRIMCO generally votes for proposals to authorize an increase in the number of authorized shares of common stock.

WRIMCO generally votes against proposals for the adoption of a Shareholder Rights Plan (sometimes referred to as “Purchase Rights Plan”). It believes that anti-takeover proposals are generally not in the best interest of shareholders. Such a Plan gives the board of directors virtual veto power over acquisition offers which may well offer material benefits to shareholders.

Executive/Employee Issues:

WRIMCO will generally vote for proposals to establish an Employee Stock Ownership Plan (ESOP) as long as the size of the ESOP is reasonably limited.

Political Activity:

WRIMCO will generally vote against proposals relating to corporate political activity or contributions, or requiring the publication of reports on political activity or contributions made by political action committees (PACs) sponsored or supported by the corporation. PAC contributions are generally made with funds contributed voluntarily by employees, and provide positive individual participation in the political process of a democratic society. In addition, Federal and most state laws require full disclosure of political contributions made by PACs. This is public information and available to all interested parties. Requiring reports in newspaper publications results in added expense without commensurate benefit to shareholders.

Conflicts of Interest Between WRIMCO and the Fund:

WRIMCO will use the following three-step process to address conflicts of interest: (1) WRIMCO will attempt to identify any potential conflicts of interest; (2) WRIMCO will then determine if the conflict as identified is material; and (3) WRIMCO will follow the procedures established below to ensure that its proxy voting decisions are based on the best interests of the Fund and are not the product of a material conflict.

I. Identifying Conflicts of Interest:    WRIMCO will evaluate the nature of its relationships to assess which, if any, might place its interests, as well as those of its affiliates, in conflict with those of the Fund’s shareholders on a proxy voting matter. WRIMCO will review any potential conflicts that involve the following four general categories to determine if there is a conflict and if so, if the conflict is material:

•

Business Relationships—WRIMCO will review any situation for a material conflict where WRIMCO provides investment advisory services for a company or an employee group, manages pension assets, administers employee benefit plans, leases office space from a company, or provides brokerage, underwriting, insurance, banking or consulting services to a company or if it is determined that WRIMCO (or an affiliate) otherwise has a similar significant relationship with a third party such that the third party might have an incentive to encourage WRIMCO to vote in favor of management.

•

Personal Relationships—WRIMCO will review any situation where it (or an affiliate) has a personal relationship with other proponents of proxy proposals, participants in proxy contests, corporate directors, or candidates for directorships to determine if a material conflict exists.

•

Familial Relationships—WRIMCO will review any situation where it (or an affiliate) has a known familial relationship relating to a company (for example, a spouse or other relative who serves as a director of a public company or is employed by the company) to determine if a material conflict exists.

WRIMCO will designate an individual or committee to review and identify proxies for potential conflicts of interest on an ongoing basis.

II. “Material Conflicts”:    WRIMCO will review each relationship identified as having a potential conflict based on the individual facts and circumstances. For purposes of this review, WRIMCO will attempt to detect those relationships deemed material based on the reasonable likelihood that they would be viewed as important by the average shareholder.

III. Procedures to Address Material Conflicts:    WRIMCO will use the following techniques to vote proxies that have been determined to present a “Material Conflict.”

•

Use a Proxy Voting Service for Specific Proposals—As a primary means of voting material conflicts, WRIMCO will vote in accordance with the recommendation of an independent proxy voting service (Institutional Shareholder Services (ISS) or another independent third party if a recommendation from ISS is unavailable).

•

Client directed—If the Material Conflict arises from WRIMCO’s management of a third party account and the client provides voting instructions on a particular vote, WRIMCO will vote according to the directions provided by the client.

•

Use a Predetermined Voting Policy—If no directives are provided by either ISS or the client, WRIMCO may vote material conflicts pursuant to the pre-determined Proxy Voting Policies, established herein, should such subject matter fall sufficiently within the identified subject matter. If the issue involves a material conflict and WRIMCO chooses to use a predetermined voting policy, WRIMCO will not be permitted to vary from the established voting policies established herein.

•

Seek Board Guidance—If the Material Conflict does not fall within one of the situations referenced above, WRIMCO may seek guidance from the Board on matters involving a conflict. Under this method, WRIMCO will disclose the nature of the conflict to the Board and obtain the Board’s consent or direction to vote the proxies. WRIMCO may use the Board guidance to vote proxies for its non-mutual fund clients.

WELLINGTON MANAGEMENT COMPANY, LLP

Global Proxy Policies and Procedures

Introduction

Wellington Management Company, LLP (“Wellington Management”) has adopted and implemented policies and procedures that it believes are reasonably designed to ensure that proxies are voted in the best economic interests of its clients around the world.

Wellington Management’s Proxy Voting Guidelines (the Guidelines), which are incorporated by reference to these Global Proxy Policies and Procedures, set forth the sets of guidelines that Wellington Management uses in voting specific proposals presented by the boards of directors or shareholders of companies whose securities are held in client portfolios for which Wellington Management has voting discretion. While the Guidelines set forth general sets of guidelines for voting proxies, it should be noted that these are guidelines and not rigid rules. Many of the Guidelines are accompanied by explanatory language that describes criteria that may affect our vote decision. The criteria as described are to be read as part of the guideline, and votes cast according to the criteria will be considered within guidelines. In some circumstances, the merits of a particular proposal may cause us to enter a vote that differs from the Guidelines.

Statement of Policies

As a matter of policy, Wellington Management:

1	Takes responsibility for voting client proxies only upon a client’s written request.

2	Votes all proxies in the best interests of its clients as shareholders, i.e., to maximize economic value.

3	Develops and maintains broad guidelines setting out positions on common proxy issues, but also considers each proposal in the context of the issuer, industry, and country or countries in which its business is conducted.

4	Evaluates all factors it deems relevant when considering a vote, and may determine in certain instances that it is in the best interest of one or more clients to refrain from voting a given proxy ballot.

5	Identifies and resolves all material proxy-related conflicts of interest between the firm and its clients in the best interests of the client.

6	Believes that sound corporate governance practices can enhance shareholder value and therefore encourages consideration of an issuer’s corporate governance as part of the investment process.

7	Believes that proxy voting is a valuable tool that can be used to promote sound corporate governance to the ultimate benefit of the client as shareholder.

8	Provides all clients, upon request, with copies of these Global Proxy Policies and Procedures, the Proxy Voting Guidelines, and related reports, with such frequency as required to fulfill obligations under applicable law or as reasonably requested by clients.

9	Reviews regularly the voting record to ensure that proxies are voted in accordance with these Global Proxy Policies and Procedures and the set of Proxy Voting Guidelines selected by the client from those provided by Wellington Management; and ensures that procedures, documentation, and reports relating to the voting of proxies are promptly and properly prepared and disseminated.

Responsibility and Oversight

Wellington Management has a Corporate Governance Committee, established by action of the firm’s Executive Committee, that is responsible for the review and approval of the firm’s written Global Proxy Policies and Procedures and its Proxy Voting Guidelines, and for providing advice and guidance on specific proxy votes for individual issuers. The firm’s Legal Services Department monitors regulatory requirements with respect to proxy voting on a global basis and works with the Corporate Governance Committee to develop policies that implement those requirements. Day-to-day administration of the proxy voting process at Wellington Management is the responsibility of the Corporate Governance Group within the Corporate Operations Department. In addition, the Corporate Governance Group acts as a resource for portfolio managers and research analysts on proxy matters, as needed.

Statement of Procedures

Wellington Management has in place certain procedures for implementing its proxy voting policies.

General Proxy Voting

Authorization to Vote    Wellington Management will vote only those proxies for which its clients have affirmatively delegated proxy-voting authority.

Receipt of Proxy    Proxy materials from an issuer or its information agent are forwarded to registered owners of record, typically the client’s custodian bank. If a client requests that Wellington Management votes proxies on its behalf, the client must instruct its custodian bank to deliver all relevant voting material to Wellington Management or its voting agent. Wellington Management, or its voting agent, may receive this voting information by mail, fax, or other electronic means.

Reconciliation    To the extent reasonably practicable, each public security proxy received by electronic means is matched to the securities eligible to be voted and a reminder is sent to any custodian or trustee that has not forwarded the proxies as due. Although proxies received for private securities, as well as those received in non-electronic format, are voted as received, Wellington Management is not able to reconcile these proxies to holdings, nor does it notify custodians of non-receipt.

Research    In addition to proprietary investment research undertaken by Wellington Management investment professionals, the firm conducts proxy research internally, and uses the resources of a number of external sources to keep abreast of developments in corporate governance around the world and of current practices of specific companies.

Proxy Voting    Following the reconciliation process, each proxy is compared against the set of Proxy Voting Guidelines selected by the client, and handled as follows:

•

Generally, issues for which explicit proxy voting guidance is provided in the Proxy Voting Guidelines (i.e., “For”, “Against”, “Abstain”) are reviewed by the Corporate Governance Group and voted in accordance with the Proxy Voting Guidelines.

•

Issues identified as “case-by-case” in the Proxy Voting Guidelines are further reviewed by the Corporate Governance Group. In certain circumstances, further input is needed, so the issues are forwarded to the relevant research analyst and/or portfolio manager(s) for their input.

•

Absent a material conflict of interest, the portfolio manager has the authority to decide the final vote. Different portfolio managers holding the same securities may arrive at different voting conclusions for their clients’ proxies.

Material Conflict of Interest Identification and Resolution Processes    Wellington Management’s broadly diversified client base and functional lines of responsibility serve to minimize the number of, but not prevent, material conflicts of interest it faces in voting proxies. Annually, the Corporate Governance Committee sets standards for identifying material conflicts based on client, vendor, and lender relationships, and publishes those standards to individuals involved in the proxy voting process. In addition, the Corporate Governance Committee encourages all personnel to contact the Corporate Governance Group about apparent conflicts of interest, even if the apparent conflict does not meet the published materiality criteria. Apparent conflicts are reviewed by designated members of the Corporate Governance Committee to determine if there is a conflict, and if so whether the conflict is material.

If a proxy is identified as presenting a material conflict of interest, the matter must be reviewed by designated members of the Corporate Governance Committee, who will resolve the conflict and direct the vote. In certain circumstances, the designated members may determine that the full Corporate Governance Committee should convene. Any Corporate Governance Committee member who is himself or herself subject to the identified conflict will not participate in the decision on whether and how to vote the proxy in question.

Other Considerations

In certain instances, Wellington Management may be unable to vote or may determine not to vote a proxy on behalf of one or more clients. While not exhaustive, the following list of considerations highlights some potential instances in which a proxy vote might not be entered.

Securities Lending    Wellington Management may be unable to vote proxies when the underlying securities have been lent out pursuant to a client’s securities lending program. In general, Wellington Management does not know when securities have been lent out and are therefore unavailable to be voted. Efforts to recall loaned securities are not always effective, but, in rare circumstances, Wellington Management may recommend that a client attempt to have its custodian recall the security to permit voting of related proxies.

Share Blocking and Re-registration    Certain countries require shareholders to stop trading securities for a period of time prior to and/or after a shareholder meeting in that country (i.e., share blocking). When reviewing proxies in share blocking countries, Wellington Management evaluates each proposal in light of the trading restrictions imposed and determines whether a proxy issue is sufficiently important that Wellington Management would consider the possibility of blocking shares. The portfolio manager retains the final authority to determine whether to block the shares in the client’s portfolio or to pass on voting the meeting.

In certain countries, re-registration of shares is required to enter a proxy vote. As with share blocking, re-registration can prevent Wellington Management from exercising its investment discretion to sell shares held in a client’s portfolio for a substantial period of time. The decision process in blocking countries as discussed above is also employed in instances where re-registration is necessary.

Lack of Adequate Information, Untimely Receipt of Proxy Materials, or Excessive Costs    Wellington Management may be unable to enter an informed vote in certain circumstances due to the lack of information provided in the proxy statement or by the issuer or other resolution sponsor, and may abstain from voting in those instances. Proxy materials not delivered in a timely fashion may prevent analysis or entry of a vote by voting deadlines. In addition, Wellington Management’s practice is to abstain from voting a proxy in circumstances where, in its judgment, the costs exceed the expected benefits to clients. Requirements for Powers of Attorney and consularization are examples of such circumstances.

Additional Information

Wellington Management maintains records of proxies voted pursuant to Section 204-2 of the Investment Advisers Act of 1940 (the “Advisers Act”), the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), and other applicable laws.

Wellington Management’s Global Proxy Policies and Procedures may be amended from time to time by Wellington Management. Wellington Management provides clients with a copy of its Global Proxy Policies and

Procedures, including the Proxy Voting Guidelines, upon written request. In addition, Wellington Management will make specific client information relating to proxy voting available to a client upon reasonable written request.

Dated: December 6, 2007

WELLINGTON MANAGEMENT COMPANY, LLP

Global Proxy Voting Guidelines

Introduction

Upon a client’s written request, Wellington Management Company, LLP (“Wellington Management”) votes securities that are held in the client’s account in response to proxies solicited by the issuers of such securities. Wellington Management established these Global Proxy Voting Guidelines to document positions generally taken on common proxy issues voted on behalf of clients.

These guidelines are based on Wellington Management’s fiduciary obligation to act in the best economic interest of its clients as shareholders. Hence, Wellington Management examines and votes each proposal so that the long-term effect of the vote will ultimately increase shareholder value for our clients. Because ethical considerations can have an impact on the long-term value of assets, our voting practices are also attentive to these issues and votes will be cast against unlawful and unethical activity. Further, Wellington Management’s experience in voting proposals has shown that similar proposals often have different consequences for different companies. Moreover, while these Global Proxy Voting Guidelines are written to apply globally, differences in local practice and law make universal application impractical. Therefore, each proposal is evaluated on its merits, taking into account its effects on the specific company in question, and on the company within its industry. It should be noted that the following are guidelines, and not rigid rules, and Wellington Management reserves the right in all cases to vote contrary to guidelines where doing so is judged to represent the best economic interest of its clients.

Following is a list of common proposals and the guidelines on how Wellington Management anticipates voting on these proposals. The “(SP)” after a proposal indicates that the proposal is usually presented as a Shareholder Proposal.

Voting Guidelines

Composition and Role of the Board of Directors

•	Election of Directors: Case-by-Case

We believe that shareholders’ ability to elect directors annually is the most important right shareholders have. We generally support management nominees, but will withhold votes from any director who is demonstrated to have acted contrary to the best economic interest of shareholders. We may also withhold votes from directors who failed to implement shareholder proposals that received majority support, implemented dead-hand or no-hand poison pills, or failed to attend at least 75% of scheduled board meetings.

•	Classify Board of Directors: Against

We will also vote in favor of shareholder proposals seeking to declassify boards.

•	Adopt Director Tenure/Retirement Age (SP): Against

•	Adopt Director & Officer Indemnification: For

We generally support director and officer indemnification as critical to the attraction and retention of qualified candidates to the board. Such proposals must incorporate the duty of care.

•	Allow Special Interest Representation to Board (SP): Against

•	Require Board Independence: For

We believe that, in the absence of a compelling counter-argument or prevailing market norms, at least 65% of a board should be comprised of independent directors, with independence defined by the local market regulatory authority. Our support for this level of independence may include withholding approval for non-independent directors, as well as votes in support of shareholder proposals calling for independence.

•	Require Key Board Committees to be Independent: For

Key board committees are the Nominating, Audit, and Compensation Committees. Exceptions will be made, as above, in respect of local market conventions.

•	Require a Separation of Chair and CEO or Require a Lead Director: For

•	Approve Directors’ Fees: For

•	Approve Bonuses for Retiring Directors: Case-by-Case

•	Elect Supervisory Board/Corporate Assembly: For

•	Elect/Establish Board Committee: For

•	Adopt Shareholder Access/Majority Vote on Election of Directors (SP): Case-by-Case

We believe that the election of directors by a majority of votes cast is the appropriate standard for companies to adopt and therefore generally will support those proposals that seek to adopt such a standard. Our support for such proposals will extend typically to situations where the relevant company has an existing resignation policy in place for directors that receive a majority of “withhold” votes. We believe that it is important for majority voting to be defined within the company’s charter and not simply within the company’s corporate governance policy.

Generally we will not support proposals that fail to provide for the exceptional use of a plurality standard in the case of contested elections. Further, we will not support proposals that seek to adopt a majority of votes outstanding (i.e., total votes eligible to be cast as opposed to actually cast) standard.

Management Compensation

•	Adopt/Amend Stock Option Plans: Case-by-Case

•	Adopt/Amend Employee Stock Purchase Plans: For

•	Approve/Amend Bonus Plans: Case-by-Case

In the US, Bonus Plans are customarily presented for shareholder approval pursuant to Section 162(m) of the Omnibus Budget Reconciliation Act of 1992 (“OBRA”). OBRA stipulates that certain forms of compensation are not tax-deductible unless approved by shareholders and subject to performance criteria. Because OBRA does not prevent the payment of subject compensation, we generally vote “for” these proposals. Nevertheless, occasionally these proposals are presented in a bundled form seeking 162 (m) approval and approval of a stock option plan. In such cases, failure of the proposal prevents the awards from being granted. We will vote against these proposals where the grant portion of the proposal fails our guidelines for the evaluation of stock option plans.

•	Approve Remuneration Policy: Case-by-Case

•	Exchange Underwater Options: Case-by-Case

We may support value-neutral exchanges in which senior management is ineligible to participate.

•	Eliminate or Limit Severance Agreements (Golden Parachutes): Case-by-Case

We will oppose excessively generous arrangements, but may support agreements structured to encourage management to negotiate in shareholders’ best economic interest.

•	Shareholder Approval of Future Severance Agreements Covering Senior Executives (SP): Case-by-Case

We believe that severance arrangements require special scrutiny, and are generally supportive of proposals that call for shareholder ratification thereof. But, we are also mindful of the board’s need for flexibility in recruitment and retention and will therefore oppose limitations on board compensation policy where respect for industry practice and reasonable overall levels of compensation have been demonstrated.

•	Expense Future Stock Options (SP): For

•	Shareholder Approval of All Stock Option Plans (SP): For

•	Disclose All Executive Compensation (SP): For

Reporting of Results

•	Approve Financial Statements: For

•	Set Dividends and Allocate Profits: For

•	Limit Non-Audit Services Provided by Auditors (SP): Case-by-Case

We follow the guidelines established by the Public Company Accounting Oversight Board regarding permissible levels of non-audit fees payable to auditors.

•	Ratify Selection of Auditors and Set Their Fees: Case-by-Case

We will generally support management’s choice of auditors, unless the auditors have demonstrated failure to act in shareholders’ best economic interest.

•	Elect Statutory Auditors: Case-by-Case

•	Shareholder Approval of Auditors (SP): For

Shareholder Voting Rights

•	Adopt Cumulative Voting (SP): Against

We are likely to support cumulative voting proposals at “controlled” companies (i.e., companies with a single majority shareholder), or at companies with two-tiered voting rights.

•	Shareholder Rights Plans: Case-by-Case

Also known as Poison Pills, these plans can enable boards of directors to negotiate higher takeover prices on behalf of shareholders. However, these plans also may be misused to entrench management. The following criteria are used to evaluate both management and shareholder proposals regarding shareholder rights plans.

– We generally support plans that include:

– Shareholder approval requirement

– Sunset provision

–	Permitted bid feature (i.e., bids that are made for all shares and demonstrate evidence of financing must be submitted to a shareholder vote).

Because boards generally have the authority to adopt shareholder rights plans without shareholder approval, we are equally vigilant in our assessment of requests for authorization of blank check preferred shares (see below).

•	Authorize Blank Check Preferred Stock: Case-by-Case

We may support authorization requests that specifically proscribe the use of such shares for anti-takeover purposes.

•	Eliminate Right to Call a Special Meeting: Against

•	Increase Supermajority Vote Requirement: Against

We likely will support shareholder and management proposals to remove existing supermajority vote requirements.

•	Adopt Anti-Greenmail Provision: For

•	Adopt Confidential Voting (SP): Case-by-Case

We require such proposals to include a provision to suspend confidential voting during contested elections so that management is not subject to constraints that do not apply to dissidents.

•	Remove Right to Act by Written Consent: Against

Capital Structure

•	Increase Authorized Common Stock: Case-by-Case

We generally support requests for increases up to 100% of the shares currently authorized. Exceptions will be made when the company has clearly articulated a reasonable need for a greater increase. Conversely, at companies trading in less liquid markets, we may impose a lower threshold.

•	Approve Merger or Acquisition: Case-by-Case

•	Approve Technical Amendments to Charter: Case-by-Case

•	Opt Out of State Takeover Statutes: For

•	Authorize Share Repurchase: For

•	Authorize Trade in Company Stock: For

•	Approve Stock Splits: Case-by-Case

We approve stock splits and reverse stock splits that preserve the level of authorized, but unissued shares.

•	Approve Recapitalization/Restructuring: Case-by-Case

•	Issue Stock with or without Preemptive Rights: For

•	Issue Debt Instruments: Case-by-Case

Social Issues

•	Endorse the Ceres Principles (SP): Case-by-Case

•	Disclose Political and PAC Gifts (SP): Case-by-Case

We generally do not support imposition of disclosure requirements on management of companies in excess of regulatory requirements.

•	Require Adoption of International Labor Organization’s Fair Labor Principles (SP): Case-by-Case

•	Report on Sustainability (SP): Case-by-Case

Miscellaneous

•	Approve Other Business: Against

•	Approve Reincorporation: Case-by-Case

•	Approve Third-Party Transactions: Case-by-Case

Dated: October 16, 2008

WESTERN ASSET

PROXY VOTING

BACKGROUND

An investment adviser is required to adopt and implement policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with fiduciary duties and SEC Rule 206(4)-6 under the Investment Advisers Act of 1940 (“Advisers Act”). The authority to vote the proxies of our clients is established through investment management agreements or comparable documents. In addition to SEC requirements governing advisers, long-standing fiduciary standards and responsibilities have been established for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the investment manager.

POLICY

As a fixed income only manager, the occasion to vote proxies is very rare. However, the Firm has adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and SEC Rule 206(4)-6 under the Investment Advisers Act of 1940 (“Advisers Act”). In addition to SEC requirements governing advisers, our proxy voting policies reflect the long-standing fiduciary standards and responsibilities for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the Investment Manager.

While the guidelines included in the procedures are intended to provide a benchmark for voting standards, each vote is ultimately cast on a case-by-case basis, taking into consideration the Firm’s contractual obligations to our clients and all other relevant facts and circumstances at the time of the vote (such that these guidelines may be overridden to the extent the Firm deems appropriate).

In exercising its voting authority, Western Asset will not consult or enter into agreements with officers, directors or employees of Legg Mason Inc. or any of its affiliates (other than Western Asset Management Company Limited) regarding the voting of any securities owned by its clients.

PROCEDURE

Responsibility and Oversight

The Western Asset Legal and Compliance Department (“Compliance Department”) is responsible for administering and overseeing the proxy voting process. The gathering of proxies is coordinated through the Corporate Actions area of Investment Support (“Corporate Actions”). Research analysts and portfolio managers are responsible for determining appropriate voting positions on each proxy utilizing any applicable guidelines contained in these procedures.

Client Authority

The Investment Management Agreement for each client is reviewed at account start-up for proxy voting instructions. If an agreement is silent on proxy voting, but contains an overall delegation of discretionary authority or if the account represents assets of an ERISA plan, Western Asset will assume responsibility for proxy voting. The Legal and Compliance Department maintains a matrix of proxy voting authority.

Proxy Gathering

Registered owners of record, client custodians, client banks and trustees (“Proxy Recipients”) that receive proxy materials on behalf of clients should forward them to Corporate Actions. Proxy Recipients for new clients

(or, if Western Asset becomes aware that the applicable Proxy Recipient for an existing client has changed, the Proxy Recipient for the existing client) are notified at start-up of appropriate routing to Corporate Actions of proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis. If Western Asset personnel other than Corporate Actions receive proxy materials, they should promptly forward the materials to Corporate Actions.

Proxy Voting

Once proxy materials are received by Corporate Actions, they are forwarded to the Legal and Compliance Department for coordination and the following actions:

a.	Proxies are reviewed to determine accounts impacted.

b.	Impacted accounts are checked to confirm Western Asset voting authority.

c.	Legal and Compliance Department staff reviews proxy issues to determine any material conflicts of interest. (See conflicts of interest section of these procedures for further information on determining material conflicts of interest.)

d.	If a material conflict of interest exists, (i) to the extent reasonably practicable and permitted by applicable law, the client is promptly notified, the conflict is disclosed and Western Asset obtains the client’s proxy voting instructions, and (ii) to the extent that it is not reasonably practicable or permitted by applicable law to notify the client and obtain such instructions (e.g., the client is a mutual fund or other commingled vehicle or is an ERISA plan client), Western Asset seeks voting instructions from an independent third party.

e.	Legal and Compliance Department staff provides proxy material to the appropriate research analyst or portfolio manager to obtain their recommended vote. Research analysts and portfolio managers determine votes on a case-by-case basis taking into account the voting guidelines contained in these procedures. For avoidance of doubt, depending on the best interest of each individual client, Western Asset may vote the same proxy differently for different clients. The analyst’s or portfolio manager’s basis for their decision is documented and maintained by the Legal and Compliance Department.

f.	Legal and Compliance Department staff votes the proxy pursuant to the instructions received in (d) or (e) and returns the voted proxy as indicated in the proxy materials.

Timing

Western Asset personnel act in such a manner to ensure that, absent special circumstances, the proxy gathering and proxy voting steps noted above can be completed before the applicable deadline for returning proxy votes.

Recordkeeping

Western Asset maintains records of proxies voted pursuant to Section 204-2 of the Advisers Act and ERISA DOL Bulletin 94-2. These records include:

a.	A copy of Western Asset’s policies and procedures.

b.	Copies of proxy statements received regarding client securities.

c.	A copy of any document created by Western Asset that was material to making a decision how to vote proxies.

d.	Each written client request for proxy voting records and Western Asset’s written response to both verbal and written client requests.

e.	A proxy log including:

1.	Issuer name;
2.	Exchange ticker symbol of the issuer’s shares to be voted;
3.	Council on Uniform Securities Identification Procedures (“CUSIP”) number for the shares to be voted;
4.	A brief identification of the matter voted on;
5.	Whether the matter was proposed by the issuer or by a shareholder of the issuer;
6.	Whether a vote was cast on the matter;
7.	A record of how the vote was cast; and
8.	Whether the vote was cast for or against the recommendation of the issuer’s management team.

Records are maintained in an easily accessible place for five years, the first two in Western Asset’s offices.

Disclosure

Western Asset’s proxy policies are described in the firm’s Part II of Form ADV. Clients will be provided a copy of these policies and procedures upon request. In addition, upon request, clients may receive reports on how their proxies have been voted.

Conflicts of Interest

All proxies are reviewed by the Legal and Compliance Department for material conflicts of interest. Issues to be reviewed include, but are not limited to:

1.	Whether Western (or, to the extent required to be considered by applicable law, its affiliates) manages assets for the company or an employee group of the company or otherwise has an interest in the company;

2.	Whether Western or an officer or director of Western or the applicable portfolio manager or analyst responsible for recommending the proxy vote (together, “Voting Persons”) is a close relative of or has a personal or business relationship with an executive, director or person who is a candidate for director of the company or is a participant in a proxy contest; and

3.	Whether there is any other business or personal relationship where a Voting Person has a personal interest in the outcome of the matter before shareholders.

Voting Guidelines

Western Asset’s substantive voting decisions turn on the particular facts and circumstances of each proxy vote and are evaluated by the designated research analyst or portfolio manager. The examples outlined below are meant as guidelines to aid in the decision making process.

Guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals which have been approved and are recommended by a company’s board of directors; Part II deals with proposals submitted by shareholders for inclusion in proxy statements; Part III addresses issues relating to voting shares of investment companies; and Part IV addresses unique considerations pertaining to foreign issuers.

I.	Board Approved Proposals

The vast majority of matters presented to shareholders for a vote involve proposals made by a company itself that have been approved and recommended by its board of directors. In view of the enhanced corporate governance practices currently being implemented in public companies, Western Asset generally votes in support of decisions reached by independent boards of directors. More specific guidelines related to certain board- approved proposals are as follows:

1.	Matters relating to the Board of Directors

Western Asset votes proxies for the election of the company’s nominees for directors and for board-approved proposals on other matters relating to the board of directors with the following exceptions:

a.	Votes are withheld for the entire board of directors if the board does not have a majority of independent directors or the board does not have nominating, audit and compensation committees composed solely of independent directors.

b.	Votes are withheld for any nominee for director who is considered an independent director by the company and who has received compensation from the company other than for service as a director.

c.	Votes are withheld for any nominee for director who attends less than 75% of board and committee meetings without valid reasons for absences.

d.	Votes are cast on a case-by-case basis in contested elections of directors.

2.	Matters relating to Executive Compensation

Western Asset generally favors compensation programs that relate executive compensation to a company’s long-term performance. Votes are cast on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:

a.	Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for stock option plans that will result in a minimal annual dilution.

b.	Western Asset votes against stock option plans or proposals that permit replacing or repricing of underwater options.

c.	Western Asset votes against stock option plans that permit issuance of options with an exercise price below the stock’s current market price.

d.	Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for employee stock purchase plans that limit the discount for shares purchased under the plan to no more than 15% of their market value, have an offering period of 27 months or less and result in dilution of 10% or less.

3.	Matters relating to Capitalization

The management of a company’s capital structure involves a number of important issues, including cash flows, financing needs and market conditions that are unique to the circumstances of each company. As a result, Western Asset votes on a case-by-case basis on board-approved proposals involving changes to a company’s capitalization except where Western Asset is otherwise withholding votes for the entire board of directors.

a.	Western Asset votes for proposals relating to the authorization of additional common stock.

b.	Western Asset votes for proposals to effect stock splits (excluding reverse stock splits).

c.	Western Asset votes for proposals authorizing share repurchase programs.

4.	Matters relating to Acquisitions, Mergers, Reorganizations and Other Transactions

Western Asset votes these issues on a case-by-case basis on board-approved transactions.

5.	Matters relating to Anti-Takeover Measures

Western Asset votes against board-approved proposals to adopt anti-takeover measures except as follows:

a.	Western Asset votes on a case-by-case basis on proposals to ratify or approve shareholder rights plans.

b.	Western Asset votes on a case-by-case basis on proposals to adopt fair price provisions.

6.	Other Business Matters

Western Asset votes for board-approved proposals approving such routine business matters such as changing the company’s name, ratifying the appointment of auditors and procedural matters relating to the shareholder meeting.

a.	Western Asset votes on a case-by-case basis on proposals to amend a company’s charter or bylaws.

b.	Western Asset votes against authorization to transact other unidentified, substantive business at the meeting.

II.	Shareholder Proposals

SEC regulations permit shareholders to submit proposals for inclusion in a company’s proxy statement. These proposals generally seek to change some aspect of a company’s corporate governance structure or to change some aspect of its business operations. Western Asset votes in accordance with the recommendation of the company’s board of directors on all shareholder proposals, except as follows:

1.	Western Asset votes for shareholder proposals to require shareholder approval of shareholder rights plans.

2.	Western Asset votes for shareholder proposals that are consistent with Western Asset’s proxy voting guidelines for board-approved proposals.

3.	Western Asset votes on a case-by-case basis on other shareholder proposals where the firm is otherwise withholding votes for the entire board of directors.

III.	Voting Shares of Investment Companies

Western Asset may utilize shares of open or closed-end investment companies to implement its investment strategies. Shareholder votes for investment companies that fall within the categories listed in Parts I and II above are voted in accordance with those guidelines.

1.	Western Asset votes on a case-by-case basis on proposals relating to changes in the investment objectives of an investment company taking into account the original intent of the fund and the role the fund plays in the clients’ portfolios.

2.	Western Asset votes on a case-by-case basis all proposals that would result in increases in expenses (e.g., proposals to adopt 12b-1 plans, alter investment advisory arrangements or approve fund mergers) taking into account comparable expenses for similar funds and the services to be provided.

IV.	Voting Shares of Foreign Issuers

In the event Western Asset is required to vote on securities held in non-U.S. issuers – i.e. issuers that are incorporated under the laws of a foreign jurisdiction and that are not listed on a U.S. securities exchange or the NASDAQ stock market, the following guidelines are used, which are premised on the existence of a sound corporate governance and disclosure framework. These guidelines, however, may not be appropriate under some circumstances for foreign issuers and therefore apply only where applicable.

1.	Western Asset votes for shareholder proposals calling for a majority of the directors to be independent of management.

2.	Western Asset votes for shareholder proposals seeking to increase the independence of board nominating, audit and compensation committees.

3.	Western Asset votes for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.

4.	Western Asset votes on a case-by-case basis on proposals relating to (1) the issuance of common stock in excess of 20% of a company’s outstanding common stock where shareholders do not have preemptive rights, or (2) the issuance of common stock in excess of 100% of a company’s outstanding common stock where shareholders have preemptive rights.

Retirement Accounts

For accounts subject to ERISA, as well as other Retirement Accounts, Western Asset is presumed to have the responsibility to vote proxies for the client. The Department of Labor (“DOL”) has issued a bulletin that states that investment managers have the responsibility to vote proxies on behalf of Retirement Accounts unless the authority to vote proxies has been specifically reserved to another named fiduciary. Furthermore, unless Western Asset is expressly precluded from voting the proxies, the DOL has determined that the responsibility remains with the investment manager.

In order to comply with the DOL’s position, Western Asset will be presumed to have the obligation to vote proxies for its Retirement Accounts unless Western Asset has obtained a specific written instruction indicating that: (a) the right to vote proxies has been reserved to a named fiduciary of the client, and (b) Western Asset is precluded from voting proxies on behalf of the client. If Western Asset does not receive such an instruction, Western Asset will be responsible for voting proxies in the best interests of the Retirement Account client and in accordance with any proxy voting guidelines provided by the client.

APPENDIX C—ADDITIONAL PORTFOLIO MANAGER INFORMATION

AllianceBernstein L.P.

Diversified International Fund

Team Description:

The management of and investment decisions for the Fund’s portfolio are made by the Global Value Investment Policy Group, comprised of senior Global Value Investment Team members. The Global Value Investment Policy Group relies heavily on the fundamental analysis and research of AllianceBernstein’s large internal research staff. No one person is principally responsible for making recommendations for the Fund’s portfolio. The members of the Global Value Investment Policy Group with the most significant responsibility for the day-to-day management of the Fund’s portfolio are: Sharon E. Fay, Kevin F. Simms, Henry S. D’Auria, Joseph G. Paul and Eric J. Franco.

Other Accounts Managed:

	Number of Accounts Managed*		Total Assets*			Number of Accounts Managed for which Advisory Fee is Performance- Based*		Total Assets*
Sharon E. Fay
Registered investment companies**	[	]	$	[	]	[	]	$	[	]
Other pooled investment vehicles	[	]	$	[	]	[	]	$	[	]
Other accounts	[	]	$	[	]	[	]	$	[	]
Kevin F. Simms
Registered investment companies**	[	]	$	[	]	[	]	$	[	]
Other pooled investment vehicles	[	]	$	[	]	[	]	$	[	]
Other accounts	[	]	$	[	]	[	]	$	[	]
Henry S. D’Auria
Registered investment companies**	[	]	$	[	]	[	]	$	[	]
Other pooled investment vehicles	[	]	$	[	]	[	]	$	[	]
Other accounts	[	]	$	[	]	[	]	$	[	]
Joseph G. Paul
Registered investment companies**	[	]	$	[	]	[	]	$	[	]
Other pooled investment vehicles	[	]	$	[	]	[	]	$	[	]
Other accounts	[	]	$	[	]	[	]	$	[	]
Eric J. Franco
Registered investment companies**	[	]	$	[	]	[	]	$	[	]
Other pooled investment vehicles	[	]	$	[	]	[	]	$	[	]
Other accounts	[	]	$	[	]	[	]	$	[	]

*	The information provided is as of December 31, 2009.
**	Does not include the Diversified International Fund.

Ownership of Securities:

As of December 31, 2009, the portfolio managers did not own any shares of the Diversified International Fund.

Overseas Fund

Team Description:

The management of and investment decisions for the Fund’s portfolio are made by the Global Value Investment Policy Group, comprised of senior Global Value Investment Team members. The Global Value Investment Policy Group relies heavily on the fundamental analysis and research of AllianceBernstein’s large internal research staff. No one person is principally responsible for making recommendations for the Fund’s portfolio. The members of the Global Value Investment Policy Group with the most significant responsibility for the day-to-day management of the Fund’s portfolio are: Sharon E. Fay, Kevin F. Simms, Henry S. D’Auria, Joseph G. Paul and Eric J. Franco.

Other Accounts Managed:

	Number of Accounts Managed*		Total Assets*			Number of Accounts Managed for which Advisory Fee is Performance- Based*		Total Assets*
Sharon E. Fay
Registered investment companies**	[	]	$	[	]	[	]	$	[	]
Other pooled investment vehicles	[	]	$	[	]	[	]	$	[	]
Other accounts	[	]	$	[	]	[	]	$	[	]
Kevin F. Simms
Registered investment companies**	[	]	$	[	]	[	]	$	[	]
Other pooled investment vehicles	[	]	$	[	]	[	]	$	[	]
Other accounts	[	]	$	[	]	[	]	$	[	]
Henry S. D’Auria
Registered investment companies**	[	]	$	[	]	[	]	$	[	]
Other pooled investment vehicles	[	]	$	[	]	[	]	$	[	]
Other accounts	[	]	$	[	]	[	]	$	[	]
Joseph G. Paul
Registered investment companies**	[	]	$	[	]	[	]	$	[	]
Other pooled investment vehicles	[	]	$	[	]	[	]	$	[	]
Other accounts	[	]	$	[	]	[	]	$	[	]
Eric J. Franco
Registered investment companies**	[	]	$	[	]	[	]	$	[	]
Other pooled investment vehicles	[	]	$	[	]	[	]	$	[	]
Other accounts	[	]	$	[	]	[	]	$	[	]

*	The information provided is as of December 31, 2009.
**	Does not include the Overseas Fund.

Ownership of Securities:

As of December 31, 2009, the portfolio managers did not own any shares of the Overseas Fund.

Conflicts of Interest:

As an investment adviser and fiduciary, AllianceBernstein owes its clients and shareholders an undivided duty of loyalty. We recognize that conflicts of interest are inherent in our business and accordingly have developed policies and procedures (including oversight monitoring) reasonably designed to detect, manage and mitigate the effects of actual or potential conflicts of interest in the area of employee personal trading, managing multiple accounts for multiple clients, including AllianceBernstein Mutual Funds, and allocating investment opportunities. Investment professionals, including portfolio managers and research analysts, are subject to the above-mentioned policies and oversight monitoring to ensure that all clients are treated equitably. We place the interests of our clients first and expect all of our employees to meet their fiduciary duties.

Employee Personal Trading

AllianceBernstein has adopted a Code of Business Conduct and Ethics that is designed to detect and prevent conflicts of interest when investment professionals and other personnel of AllianceBernstein own, buy or sell securities which may be owned by, or bought or sold for, clients. Personal securities transactions by an employee may raise a potential conflict of interest when an employee owns or trades in a security that is owned or considered for purchase or sale by a client, or recommended for purchase or sale by an employee to a client. Subject to the reporting requirements and other limitations of its Code of Business Conduct and Ethics, AllianceBernstein permits its employees to engage in personal securities transactions, and also allows them to acquire investments in the AllianceBernstein Mutual Funds through direct purchase, 401K/profit sharing plan investment and/or notionally in connection with deferred incentive compensation awards. AllianceBernstein’s Code of Business Conduct and Ethics requires disclosure of all personal accounts and maintenance of brokerage accounts with designated broker-dealers approved by AllianceBernstein. The Code also requires preclearance of all securities transactions and imposes a one-year holding period for securities purchased by employees to discourage short-term trading.

Managing Multiple Accounts for Multiple Clients

AllianceBernstein has compliance policies and oversight monitoring in place to address conflicts of interest relating to the management of multiple accounts for multiple clients. Conflicts of interest may arise when an investment professional has responsibilities for the investments of more than one account because the investment professional may be unable to devote equal time and attention to each account. The investment professional or investment professional teams for each client may have responsibilities for managing all or a portion of the investments of multiple accounts with a common investment strategy, including other registered investment companies, unregistered investment vehicles, such as hedge funds, pension plans, separate accounts, collective trusts and charitable foundations. Among other things, AllianceBernstein’s policies and procedures provide for the prompt dissemination to investment professionals of initial or changed investment recommendations by analysts so that investment professionals are better able to develop investment strategies for all accounts they manage. In addition, investment decisions by investment professionals are reviewed for the purpose of maintaining uniformity among similar accounts and ensuring that accounts are treated equitably. No investment professional that manages client accounts carrying performance fees is compensated directly or specifically for the performance of those accounts. Investment professional compensation reflects a broad contribution in multiple dimensions to long-term investment success for our clients and is not tied specifically to the performance of any particular client’s account, nor is it directly tied to the level or change in level of assets under management.

Allocating Investment Opportunities

AllianceBernstein has policies and procedures intended to address conflicts of interest relating to the allocation of investment opportunities. These policies and procedures are designed to ensure that information relevant to investment decisions is disseminated promptly within its portfolio management teams and investment opportunities are allocated equitably among different clients. The investment professionals at AllianceBernstein routinely are required to select and allocate investment opportunities among accounts. Portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar accounts, which minimizes the potential for conflicts of interest relating to the allocation of investment opportunities. Nevertheless, investment opportunities may be allocated differently among accounts due to the particular characteristics of an account, such as size of the account, cash position, tax status, risk tolerance and investment restrictions or for other reasons.

AllianceBernstein’s procedures are also designed to prevent potential conflicts of interest that may arise when AllianceBernstein has a particular financial incentive, such as a performance-based management fee, relating to an account. An investment professional may perceive that he or she has an incentive to devote more time to developing and analyzing investment strategies and opportunities or allocating securities preferentially to accounts for which AllianceBernstein could share in investment gains.

To address these conflicts of interest, AllianceBernstein’s policies and procedures require, among other things, the prompt dissemination to investment professionals of any initial or changed investment recommendations by analysts; the aggregation of orders to facilitate best execution for all accounts; price averaging for all aggregated orders; objective allocation for limited investment opportunities (e.g., on a rotational basis) to ensure fair and equitable allocation among accounts; and limitations on short sales of securities. These procedures also require documentation and review of justifications for any decisions to make investments only for select accounts or in a manner disproportionate to the size of the account.

Compensation:

AllianceBernstein’s compensation program for investment professionals is designed to be competitive and effective in order to attract and retain the highest caliber employees. The compensation program for investment professionals is designed to reflect their ability to generate long-term investment success for our clients, including shareholders of the AllianceBernstein Mutual Funds. Investment professionals do not receive any direct compensation based upon the investment returns of any individual client account, nor is compensation tied directly to the level or change in level of assets under management. Investment professionals’ annual compensation is comprised of the following:

(i)	Fixed base salary: This is generally the smallest portion of compensation. The base salary is a relatively low, fixed salary within a similar range for all investment professionals. The base salary is determined at the outset of employment based on level of experience, does not change significantly from year-to-year and hence, is not particularly sensitive to performance.

(ii)	Discretionary incentive compensation in the form of an annual cash bonus: AllianceBernstein’s overall profitability determines the total amount of incentive compensation available to investment professionals. This portion of compensation is determined subjectively based on qualitative and quantitative factors. In evaluating this component of an investment professional’s compensation, AllianceBernstein considers the contribution to his/her team or discipline as it relates to that team’s overall contribution to the long-term investment success, business results and strategy of AllianceBernstein. Quantitative factors considered include, among other things, relative investment performance (e.g., by comparison to competitor or peer group funds or similar styles of investments, and appropriate, broad-based or specific market indices), and consistency of performance. There are no specific formulas used to determine this part of an investment professional’s compensation and the compensation is not tied to any pre-determined or specified level of performance. AllianceBernstein also considers qualitative factors such as the complexity and risk of investment strategies involved in the style or type of assets managed by the investment professional; success of marketing/business development efforts and client servicing; seniority/length of service with the firm; management and supervisory responsibilities; and fulfillment of AllianceBernstein’s leadership criteria.

(iii)

Discretionary incentive compensation in the form of awards under AllianceBernstein’s Partners Compensation Plan (“deferred awards”): AllianceBernstein’s overall profitability determines the total amount of deferred awards available to investment professionals. The deferred awards are allocated among investment professionals based on criteria similar to those used to determine the annual cash bonus. There is no fixed formula for determining these amounts. Deferred awards, for which there are various investment options, vest over a four-year period and are generally forfeited if the employee resigns or AllianceBernstein terminates his/her employment. Investment options under the deferred awards plan include many of the same AllianceBernstein Mutual Funds offered to mutual fund investors, thereby creating a close alignment between the financial interests of the investment professionals and those of AllianceBernstein’s clients and mutual fund shareholders with respect to the performance of those mutual funds. AllianceBernstein also permits deferred award recipients to allocate up to 50% of their award to investments in AllianceBernstein’s publicly traded equity securities.[1]

(iv)	Contributions under AllianceBernstein’s Profit Sharing/401(k) Plan: The contributions are based on AllianceBernstein’s overall profitability. The amount and allocation of the contributions are determined at the sole discretion of AllianceBernstein.

[1]	Prior to 2002, investment professional compensation also included discretionary long-term incentive in the form of restricted grants of AllianceBernstein’s Master Limited Partnership Units.

Barrow, Hanley, Mewhinney & Strauss, Inc.

The portfolio managers of the Small Cap Value Equity Fund are James S. McClure and John P. Harloe.

Other Accounts Managed:

	Number of Accounts Managed*		Total Assets*			Number of Accounts Managed for which Advisory Fee is Performance- Based*		Total Assets*
James S. McClure**
Registered investment companies***	[	]	$	[	]	[	]	$	[	]
Other pooled investment vehicles	[	]	$	[	]	[	]	$	[	]
Other accounts	[	]	$	[	]	[	]	$	[	]
John P. Harloe**
Registered investment companies***	[	]	$	[	]	[	]	$	[	]
Other pooled investment vehicles	[	]	$	[	]	[	]	$	[	]
Other accounts	[	]	$	[	]	[	]	$	[	]

*	The information provided is as of December 31, 2009.
**	Information provided is for the portfolio management team.
***	Does not include the Small Cap Value Equity Fund.

Ownership of Securities:

As of December 31, 2009, the portfolio managers did not own any shares of the Small Cap Value Equity Fund.

Conflicts of Interest:

Actual or potential conflicts of interest may arise when a portfolio manager has management responsibilities to more than one account (including the Small Cap Value Equity Fund). Barrow Hanley manages potential conflicts between funds or with other types of accounts through allocation policies and procedures, internal review processes, and oversight by directors and independent third parties to ensure that no client, regardless of type or fee structure, is intentionally favored at the expense of another. Allocation policies are designed to address potential conflicts in situations where two or more funds or accounts participate in investment decisions involving the same securities.

Compensation:

In addition to base salary, Barrow Hanley’s small cap value portfolio managers are paid a portion of the revenue produced by the assets under management in its small cap value strategies.

BlackRock Investment Management, LLC

Dennis W. Stattman, Dan Chamby and Romualdo Roldan are portfolio managers of the Global Allocation Fund.

Other Accounts Managed:

	Number of Accounts Managed*		Total Assets*			Number of Accounts Managed for which Advisory Fee is Performance- Based*		Total Assets*
Dennis W. Stattman
Registered investment companies**	[	]	$	[	]	[	]	$	[	]
Other pooled investment vehicles	[	]	$	[	]	[	]	$	[	]
Other accounts	[	]	$	[	]	[	]	$	[	]

Dan Chamby
Registered investment companies**	[	]	$	[	]	[	]	$	[	]
Other pooled investment vehicles	[	]	$	[	]	[	]	$	[	]
Other accounts	[	]	$	[	]	[	]	$	[	]

Romualdo Roldan
Registered investment companies**	[	]	$	[	]	[	]	$	[	]
Other pooled investment vehicles	[	]	$	[	]	[	]	$	[	]
Other accounts	[	]	$	[	]	[	]	$	[	]

*	The information provided is as of December 31, 2009.
**	Does not include the Global Allocation Fund.

Ownership of Securities:

As of December 31, 2009, the portfolio managers did not own any shares of the Global Allocation Fund.

Conflicts of Interest:

Real, potential or apparent conflicts of interest may arise when a portfolio manager has day-to-day portfolio management responsibilities with respect to more than one fund or account.

BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund. In addition, BlackRock, its affiliates and significant shareholders and any officer, director, stockholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund. BlackRock, or any of its affiliates or significant shareholders, or any officer, director, stockholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Each portfolio manager also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a fund. In this connection, it should be noted that a portfolio manager may currently manage certain accounts that are subject to performance fees. In addition, a portfolio manager may assist in managing certain hedge funds and may be entitled to receive a portion of any incentive fees earned on such funds and a portion of such incentive fees may be voluntarily or involuntarily deferred. Additional portfolio managers may in the future manage other such accounts or funds and may be entitled to receive incentive fees.

As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock has adopted a policy that is intended to ensure that investment opportunities are allocated fairly and equitably among client accounts over time. This policy also seeks to achieve reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base.

Compensation:

BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock such as its Long-Term Retention and Incentive Plan.

Base compensation—Generally, portfolio managers receive base compensation based on their seniority and/or their position with the firm. Senior portfolio managers who perform additional management functions within the portfolio management group or within BlackRock may receive additional compensation for serving in these other capacities.

Discretionary Incentive Compensation for Equity Managers

Discretionary incentive compensation is based on a formulaic compensation program. BlackRock’s formulaic portfolio manager compensation program includes: pre-tax investment performance relative to appropriate competitors or benchmarks over 1-, 3- and 5-year performance periods and a measure of operational efficiency. If a portfolio manager’s tenure is less than five years, performance periods will reflect time in position. In most cases, including for the portfolio managers of the Fund, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Fund or other accounts managed by the portfolio managers are measured. BlackRock’s Chief Investment Officers determine the benchmarks against which the performance of funds and other accounts managed by each portfolio manager is compared and the period of time over which performance is evaluated. With respect to the portfolio managers, such benchmarks for the Fund include a combination of indices including the S&P 500 Index, the FTSE World Index ex U.S., the Merrill Lynch 5-Year Treasury Index and the Citigroup World Government Bond Index.

Portfolio managers who meet relative investment performance and financial management objectives during a specified performance time period are eligible to receive an additional bonus which may or may not be a large part of their overall compensation. A smaller element of portfolio manager discretionary compensation may include consideration of: financial results, expense control, profit margins, strategic planning and implementation, quality of client service, market share, corporate reputation, capital allocation, compliance and risk control, leadership, workforce diversity, supervision, technology and innovation. All factors are considered collectively by BlackRock management.

Distribution of Discretionary Incentive Compensation

Discretionary incentive compensation is distributed to portfolio managers in a combination of cash and BlackRock, Inc. restricted stock units which vest ratably over a number of years. The BlackRock, Inc. restricted stock units, if properly vested, will be settled in BlackRock, Inc. common stock. Typically, the cash bonus, when combined with base salary, represents more than 60% of total compensation for the portfolio managers. Paying a portion of annual bonuses in stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods.

Long-Term Retention and Incentive Plan (“LTIP”)—The LTIP is a long-term incentive plan that seeks to reward certain key employees. Beginning in 2006, awards are granted under the LTIP in the form of BlackRock, Inc. restricted stock units that, if properly vested and subject to the attainment of certain performance goals, will be settled in BlackRock, Inc. common stock. Each portfolio manager has received awards under the LTIP.

Deferred Compensation Program—A portion of the compensation paid to eligible BlackRock employees may be voluntarily deferred into an account that tracks the performance of certain of the firm’s investment products. Each participant in the deferred compensation program is permitted to allocate his deferred amounts among the various investment options. Each portfolio manager has participated in the deferred compensation program.

Other Compensation Benefits

In addition to base compensation and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:

Incentive Savings Plans—BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 6% of eligible pay contributed to the plan capped at $4,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation. The RSP offers a range of investment options, including registered investment companies managed by the firm. BlackRock contributions follow the investment direction set by participants for their own contributions or, absent employee investment direction, are invested into a balanced portfolio. The ESPP allows for investment in BlackRock common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares or a dollar value of $25,000. Each portfolio manager is eligible to participate in these plans.

Brandywine Global Investment Management, LLC

The portfolio managers of the Diversified Value Fund are Joseph J. Kirby, Henry F. Otto and Steven M. Tonkovich.

Other Accounts Managed:

	Number of Accounts Managed*		Total Assets*			Number of Accounts Managed for which Advisory Fee is Performance- Based*		Total Assets*
Joseph J. Kirby
Registered investment companies**	[	]	$	[	]	[	]	$	[	]
Other pooled investment vehicles	[	]	$	[	]	[	]	$	[	]
Other accounts	[	]	$	[	]	[	]	$	[	]
Henry F. Otto
Registered investment companies**	[	]	$	[	]	[	]	$	[	]
Other pooled investment vehicles	[	]	$	[	]	[	]	$	[	]
Other accounts	[	]	$	[	]	[	]	$	[	]
Steven M. Tonkovich
Registered investment companies**	[	]	$	[	]	[	]	$	[	]
Other pooled investment vehicles	[	]	$	[	]	[	]	$	[	]
Other accounts	[	]	$	[	]	[	]	$	[	]

*	The information provided is as of December 31, 2009.
**	Does not include the Diversified Value Fund.

Ownership of Securities:

As of December 31, 2009, the portfolio managers did not own any shares of the Diversified Value Fund.

Conflicts of Interest:

Brandywine Global believes that there are no material conflicts of interest that arise in connection with its simultaneous management of its various portfolios. All portfolios within a given investment style are treated in a similar fashion for all investment decisions, unless a client provides specific investment restrictions. All trade executions of a given investment decision are allocated in an unbiased manner to avoid any conflict over allocation of investment opportunities.

Compensation:

All Portfolio Managers receive a competitive base salary. In addition, from the firm’s profits, a bonus is paid quarterly and based on the performance of their investment strategies relative to a relevant peer-group universe over one-quarter, one-, three- and five-year time periods. After this performance-based incentive compensation is allocated, profits associated with individual product groups are allocated as follows: a majority is retained within the product group and the remainder is allocated to a pool shared by all product groups. More subjective measurements of an individual’s contributions to the success of their product group and to the overall success of the firm are considered as part of the individual allocation decision. Finally, all investment professionals are eligible for options on Legg Mason stock, provided from time-to-time at Legg Mason’s discretion to its investment management subsidiaries. Brandywine Global believes this system achieves the goal of retaining top-quality investment professionals, as it provides extremely competitive compensation with entrepreneurial potential, and of fostering excellent performance, growth, and teamwork.

Cooke & Bieler, L.P.

The portfolio managers of the Mid-Cap Value Fund are Michael M. Meyer, James R. Norris, Kermit S. Eck, Edward W. O’Connor, R. James O’Neil, Mehul Trivedi and Daren C. Heitman.

Other Accounts Managed:

	Number of Accounts Managed*		Total Assets*			Number of Accounts Managed for which Advisory Fee is Performance- Based*	Total Assets*
Michael M. Meyer
Registered investment companies**	[	]	$	[	]	0	$	[	]
Other pooled investment vehicles	[	]	$	[	]	0	$	[	]
Other accounts	[	]	$	[	]	2	$	[	]
James R. Norris
Registered investment companies**	[	]	$	[	]	0	$	[	]
Other pooled investment vehicles	[	]	$	[	]	0	$	[	]
Other accounts	[	]	$	[	]	2	$	[	]
Kermit S. Eck
Registered investment companies**	[	]	$	[	]	0	$	[	]
Other pooled investment vehicles	[	]	$	[	]	0	$	[	]
Other accounts	[	]	$	[	]	2	$	[	]
Edward W. O’Connor
Registered investment companies**	[	]	$	[	]	0	$	[	]
Other pooled investment vehicles	[	]	$	[	]	0	$	[	]
Other accounts	[	]	$	[	]	2	$	[	]
R. James O’Neil
Registered investment companies**	[	]	$	[	]	0	$	[	]
Other pooled investment vehicles	[	]	$	[	]	0	$	[	]
Other accounts	[	]	$	[	]	2	$	[	]
Mehul Trivedi
Registered investment companies**	[	]	$	[	]	0	$	[	]
Other pooled investment vehicles	[	]	$	[	]	0	$	[	]
Other accounts	[	]	$	[	]	2	$	[	]
Daren C. Heitman
Registered investment companies**	[	]	$	[	]	0	$	[	]
Other pooled investment vehicles	[	]	$	[	]	0	$	[	]
Other accounts	[	]	$	[	]	2	$	[	]

*	The information provided is as of December 31, 2009.
**	Does not include the Mid-Cap Value Fund.

Ownership of Securities:

As of December 31, 2009, the portfolio managers did not own any shares of the Mid-Cap Value Fund.

Conflicts of Interest:

There are no material conflicts that may arise in connection with Cooke & Bieler’s management of the Fund’s investments and the other accounts. The portfolio managers manage accounts on a team basis.

Performance and allocation of securities are closely monitored to ensure equal treatment. Accordingly, the portfolio managers have not experienced material conflicts of interest in managing multiple accounts.

Compensation:

Type of compensation How compensation is determined	Salary	Bonus	Deferred Compensation	Pension and Retirement Plan	Other (explain)
Fixed	X	☐	X	☐	X
Pre-Tax Performance	☐	X	☐	☐	☐
After-Tax Performance	☐	☐	☐	☐	☐
Cash	☐	☐	☐	☐	☐
Non-Cash	☐	☐	☐	☐	☐

Current Performance Benchmarks:

Russell Midcap Value Index

Compensation is based on the following:

base salary

annual bonus based upon performance from the bonus pool

partners of Cooke & Bieler receive a return proportionate to their investment based upon the firm’s overall success.

Bonus allocations are determined by an annual peer review process conducted by the investment team. Allocations vary, depending primarily on the 4 year rolling investment results attributed to each individual.

Davis Selected Advisers, L.P.

The portfolio managers of the Large Cap Value Fund are Christopher C. Davis and Kenneth C. Feinberg. They are the persons primarily responsible for investing the Fund’s assets on a daily basis.

Other Accounts Managed:

	Number of Accounts Managed*		Total Assets*			Number of Accounts Managed for which Advisory Fee is Performance- Based*		Total Assets*
Christopher C. Davis
Registered investment companies**	[	]	$	[	]	[	]	$	[	]
Other pooled investment vehicles	[	]	$	[	]	[	]	$	[	]
Other accounts***	[	]	$	[	]	[	]	$	[	]
Kenneth C. Feinberg
Registered investment companies**	[	]	$	[	]	[	]	$	[	]
Other pooled investment vehicles	[	]	$	[	]	[	]	$	[	]
Other accounts***	[	]	$	[	]	[	]	$	[	]

*	The information provided is as of December 31, 2009.
**	Does not include the Large Cap Value Fund.
***	Managed money/wrap accounts have been counted at the sponsor level.

Ownership of Securities:

As of December 31, 2009, the portfolio managers did not own any shares of the Large Cap Value Fund. However, both portfolio managers have over $1 million invested in the Davis Funds which are managed in a similar style.

Conflicts of Interest:

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one portfolio or other account. More specifically, portfolio managers who manage multiple portfolios and /or other accounts are presented with the following potential conflicts:

➢	The management of multiple portfolios and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each portfolio and/or other account. Davis Advisors seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the portfolios.

➢	If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one portfolio or other account, a portfolio may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible portfolios and other accounts. To deal with these situations, Davis Advisors has adopted procedures for allocating portfolio transactions across multiple accounts.

➢

With respect to securities transactions for the portfolios, Davis Advisors determines which broker to use to execute each order, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts (such as mutual funds for which Davis Advisors other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals), Davis Advisors may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, Davis Advisors may place separate, non-simultaneous, transactions for a portfolio and another account which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the portfolio or the other account.

➢	Finally, substantial investment of Davis Advisor or Davis Family assets in certain mutual funds may lead to conflicts of interest. To mitigate these potential conflicts of interest, Davis Advisors has adopted policies and procedures intended to ensure that all clients are treated fairly overtime. Davis Advisors does not receive an incentive based fee on any account.

Compensation:

Mr. Feinberg’s compensation as a Davis Advisors employee consists of (i) a base salary, (ii) an annual bonus equal to a percentage of growth in Davis Advisors’ profits, (iii) awards of equity (“Units”) in Davis Advisors including Units, options on Units, and/or phantom Units, and (iv) an incentive plan whereby Davis Advisors purchases shares in selected funds managed by Davis Advisors. At the end of specified periods, generally five-years following the date of purchase, some, all, or none of the fund shares will be registered in the employee’s name based on fund performance after expenses on a pre-tax basis versus the S&P 500 Index and versus peer groups as defined by Morningstar or Lipper. Davis Advisors’ portfolio managers are provided benefits packages including life insurance, health insurance, and participation in company 401(k) plan comparable to that received by other company employees.

Mr. Davis’ annual compensation as an employee and general partner of Davis Advisors consists of a base salary. Davis Advisors’ portfolio managers are provided benefits packages including life insurance, health insurance, and participation in company 401(k) plan comparable to that received by other company employees.

Delaware Management Company

The portfolio managers of the Aggressive Growth Fund are Jeffrey S. Van Harte, Christopher J. Bonavico, Christopher M. Ericksen and Daniel J. Prislin. They are the persons primarily responsible for investing the Fund’s assets on a daily basis.

Other Accounts Managed:

	Number of Accounts Managed*		Total Assets*			Number of Accounts Managed for which Advisory Fee is Performance- Based*		Total Assets*
Jeffrey S. Van Harte
Registered investment companies**	[	]	$	[	]	[	]	$	[	]
Other pooled investment vehicles	[	]	$	[	]	[	]	$	[	]
Other accounts***	[	]	$	[	]	[	]	$	[	]
Christopher J. Bonavico
Registered investment companies**	[	]	$	[	]	[	]	$	[	]
Other pooled investment vehicles	[	]	$	[	]	[	]	$	[	]
Other accounts***	[	]	$	[	]	[	]	$	[	]
Christopher M. Ericksen
Registered investment companies**	[	]	$	[	]	[	]	$	[	]
Other pooled investment vehicles	[	]	$	[	]	[	]	$	[	]
Other accounts***	[	]	$	[	]	[	]	$	[	]
Daniel J. Prislin
Registered investment companies**	[	]	$	[	]	[	]	$	[	]
Other pooled investment vehicles	[	]	$	[	]	[	]	$	[	]
Other accounts***	[	]	$	[	]	[	]	$	[	]

*	The information provided is as of December 31, 2009.
**	Does not include the Aggressive Growth Fund.
***	Other accounts include accounts managed in a personal capacity as well as accounts managed in a professional capacity. The personal account information is current as of the most recent calendar quarter-end for which account statements are available.

Ownership of Securities:

As of December 31, 2009, the portfolio managers did not own any shares of the Aggressive Growth Fund.1

Conflicts of Interest:

Individual portfolio managers may perform investment management services for other funds or accounts similar to those provided to the Fund and the investment action for such other fund or account and the Fund may differ. For example, an account or fund may be selling a security, while another account or fund may be purchasing or holding the same security. As a result, transactions executed for one fund or account may adversely affect the value of securities held by another fund, account or the Fund. Additionally, the management of multiple other funds or accounts and the Fund may give rise to potential conflicts of interest, as a portfolio

[1]	Includes Fund shares beneficially owned by portfolio manager and immediate family members sharing the same household.

manager must allocate time and effort to multiple funds or accounts and the Fund. A portfolio manager may discover an investment opportunity that may be suitable for more than one account or fund. The investment opportunity may be limited, however, so that all funds or accounts for which the investment would be suitablemay not be able to participate. Delaware Investments has adopted procedures designed to allocate investments fairly across multiple funds or accounts.

Two of the accounts managed by the portfolio managers have a performance-based fee. This compensation structure presents a potential conflict of interest. The portfolio manager has an incentive to manage this account so as to enhance its performance, to the possible detriment of other accounts for which the investment manager does not receive a performance-based fee.

A portfolio manager’s management of personal accounts also may present certain conflicts of interest. While Delaware Investments’ code of ethics is designed to address these potential conflicts, there is no guarantee that it will do so.

Compensation:

Each portfolio manager’s compensation consists of the following:

BASE SALARY—Each named portfolio manager receives a fixed base salary. Salaries are determined by a comparison to industry data prepared by third parties to ensure that portfolio manager salaries are in line with salaries paid at peer investment advisory firms.

BONUS—Each named portfolio manager is eligible to receive an annual cash bonus, which is based upon quantitative and qualitative factors. Generally of the total potential cash compensation for a portfolio manager, 50% or more is in the form of a bonus and is therefore at risk. The total amount available for payment of bonuses is based on the revenues associated with the products managed by the Focus Growth Team. The amount of this “bonus pool” is determined by taking a pre-determined percentage of such revenues (minus appropriate expenses associated with this product and the investment management team).

Various members of the team have the ability to earn a percentage of the bonus pool with the most senior contributors having the largest share. The pool is allotted based on subjective factors (50%) and objective factors (50%). The subjective portion of the pool is allocated to team members within the discretion of senior management.

The allocation of the remaining 50% of the pool is based upon objective factors. Performance is measured as a result of the team’s standing relative to a large cap growth composite of a nationally recognized publicly available database, for five successive calendar years. Performance rankings are in quartiles as follows: top decile, top quartile, second quartile, third quartile and bottom quartile. An average is taken of the five year relative performance data to determine the multiplier to be applied in calculating the portion of the pool that will be paid out. To the extent there was less than a complete payout of the “objective” portion of the bonus pool over the previous five years, there is an opportunity to recoup these amounts if the multiplier is in excess of 100%, in the discretion of senior management.

Individual allocations of the bonus pool are based on individual performance measurements, both objective and subjective, as determined by senior management.

In addition, there is a potential one-time value creation payment that may be allocated on or about December 31, 2009 to the extent the value added by the team exceeds the relative value of their holdings in the Amended and Restated Delaware Investments Inc. Incentive Compensation Plan. This amount, if any, would be paid out to the team under a deferred compensation arrangement. The value creation payment, if any, would be paid out to individual team members in proportion to the shares granted to that team member under the Plan.

DEFERRED COMPENSATION—Each named portfolio manager is eligible to participate in the Lincoln National Corporation Executive Deferred Compensation Plan, which is available to all employees whose income exceeds a designated threshold. The Plan is a non-qualified unfunded deferred compensation plan that permits participating employees to defer the receipt of a portion of their cash compensation.

STOCK OPTION INCENTIVE PLAN/EQUITY COMPENSATION PLAN—Portfolio managers may be awarded options, stock appreciation rights, restricted stock awards and restricted stock units relating to the underlying shares of common stock of Delaware Investments U.S., Inc. pursuant to the terms of the Amended and Restated Delaware Investments U.S., Inc. Incentive Compensation Plan. In addition, certain managers may be awarded restricted stock units, or “performance shares,” in Lincoln National Corporation. Delaware Investments U.S., Inc., is an indirect subsidiary of Delaware Management Holdings, Inc. Delaware Management Holdings, Inc., is in turn an indirect, wholly-owned subsidiary of Lincoln National Corporation.

The Amended and Restated Delaware Investments U.S., Inc. Incentive Compensation Plan was established in 2001 in order to provide certain employees of Delaware Investments with a more direct means of participating in the growth of the investment manager. Under the terms of the plan, stock options typically vest in 25% increments on a four-year schedule and expire ten years after issuance. Subject to the terms of the plan, restricted stock units typically vest in 25% increments on a four-year schedule, and shares of common stock underlying the restricted stock awards will be issued after vesting. Awards are granted under the plan from time to time by the investment manager in its full discretion. Awards may be based in part on seniority. The fair market value of the shares of Delaware Investments U.S., Inc., is normally determined as of each March 31, June 30, September 30 and December 31. Shares issued upon the exercise of such options or vesting of restricted stock units must be held for six months and one day, after which time the shareholder may put them back to the issuer or the shares may be called back from the shareholder from time to time, as the case may be.

Portfolio managers who do not participate in the Delaware Investments U.S., Inc. Stock Option Plan are eligible to participate in Lincoln’s Long-Term Incentive Plan, which is designed to provide a long-term incentive to officers of Lincoln. Under the plan, a specified number of performance shares are allocated to each unit and are awarded to participants in the discretion of their managers in accordance with recommended targets related to the number of employees in a unit that may receive an award and the number of shares to be awarded. The performance shares have a three year vesting schedule and, at the end of the three years, the actual number of shares distributed to those who received awards may be equal to, greater than or less than the amount of the award based on Lincoln’s achievement of certain performance goals relative to a pre-determined peer group.

OTHER COMPENSATION—Portfolio managers may also participate in benefit plans and programs available generally to all employees.

Eagle Asset Management, Inc.

The portfolio managers of the Small Company Growth Fund are Bert L. Boksen and Eric Mintz.

Other Accounts Managed:

	Number of Accounts Managed*		Total Assets*			Number of Accounts Managed for which Advisory Fee is Performance- Based*		Total Assets*
Bert L. Boksen
Registered investment companies**	[	]	$	[	]	[	]	$	[	]
Other pooled investment vehicles	[	]	$	[	]	[	]	$	[	]
Other accounts	[	]	$	[	]	[	]	$	[	]
Eric Mintz
Registered investment companies**	[	]	$	[	]	[	]	$	[	]
Other pooled investment vehicles	[	]	$	[	]	[	]	$	[	]
Other accounts	[	]	$	[	]	[	]	$	[	]

*	The information provided is as of December 31, 2009.
**	Does not include the Small Company Growth Fund.

Ownership of Securities:

As of December 31, 2009, the portfolio managers did not own any shares of the Small Company Growth Fund.

Conflicts of Interest:

Eagle currently holds a 51% ownership interest in EB Management I, LLC, which acts as the general partner to a limited partnership formed for investment purposes. Bert Boksen is a 49% owner of EB Management and the Portfolio Manager for the Eagle Aggressive Growth Partners Fund I L.P. Eagle also provides administrative and investment research services for the general partner. Certain officers and employees of Eagle have investment interests in the limited partnership.

On occasion, orders for the securities transactions of the limited partnership may be aggregated with orders for Eagle’s client accounts. In such instances, Eagle will ensure that the allocation of securities among Eagle’s clients and the partnership is equitable; price averaging may be used for trades executed in a series of transactions on the same day.

Eagle does not invest assets of clients’ accounts in such limited partnership. Officers and employees of Raymond James Financial, Inc. and it’s subsidiaries may have investment interest in such investment partnership.

Eagle’s portfolio managers manage other accounts with investment strategies similar to the Portfolio. Certain conflicts of interest may arise in connection with the management of multiple portfolios. As noted above, fees vary among these accounts and the portfolio manager may personally invest in some of these accounts. This could create potential conflicts of interest where a portfolio manager may favor certain accounts over others, resulting in other accounts outperforming the Portfolio. Other potential conflicts include conflicts in the allocation of investment opportunities and aggregated trading. However, Eagle has developed and implemented policies and procedures designed to ensure that all clients are treated equitably. In addition, compliance oversight and monitoring ensures adherence to policies designed to avoid conflicts. Also, as indicated in Eagle’s Code of

Ethics, there are certain procedures in place to avoid conflicts of interest when the Manager and other investment personnel of Eagle buy or sell securities also owned by, or bought or sold for Clients.

Compensation:

Mr. Boksen is paid a base salary that is competitive with other portfolio managers in the industry, based on industry surveys;

Mr. Boksen, along with other Portfolio managers, participates in a revenue-sharing program that provides incentives to build a successful investment program over the long term;

Additional deferred compensation plans are provided to key investment professionals;

Mr. Boksen, along with all employees, receives benefits from Eagle’s parent company including a 401(k) plan, profit sharing, and Employee Stock Purchase Plan.

There is no difference between the method used to determine Mr. Boksen’s compensation with respect to the Fund and other Funds managed by Mr. Boksen.

Mr. Boksen’s additional compensation includes receipt of 50% of the net profits generated by the General Partner EB Management I.

Mr. Boksen also receives Stock option awards as part of his annual Bonus. These stock option awards vest over a three year period.

Mr. Boksen’s compensation is based upon all accounts managed and performance is evaluated annually. Performance is evaluated on the entire composite of accounts and is pre-tax and account weighted.

Mr. Boksen’s benchmarks for evaluation purposes include LipperFund Index for Mutual Fund performance and the Russell 2000 Index for separate accounts, along with peer group rankings such as Callan Associates and Mercer Investment Consulting.

Mr. Mintz is paid a base salary and a bonus that is competitive with other similarly situated investment professionals in the industry, based on industry surveys. Mr. Mintz, along with all Eagle employees, receives benefits from Eagle’s parent company including a 401(k) plan, profit sharing, and Employee Stock Purchase Plan. Compensation is based on individual performance as a research analyst, as well as contribution to the results of Eagle’s investment products. In addition, Mr. Mintz may receive additional compensation for his contribution as Assistant Portfolio Manager of the Fund and other similarly managed accounts. Mr. Mintz may also receive an allocation of a portion of the incentive fee earned, if any, by EB Management I, LLC.

EARNEST Partners, LLC

The portfolio manager of the Small Company Value Fund is Paul E. Viera.

Other Accounts Managed:

	Number of Accounts Managed*		Total Assets*			Number of Accounts Managed for which Advisory Fee is Performance- Based*		Total Assets*
Paul E. Viera
Registered investment companies**	[	]	$	[	]	[	]	$	[	]
Other pooled investment vehicles	[	]	$	[	]	[	]	$	[	]
Other accounts	[	]	$	[	]	[	]	$	[	]

*	The information provided is as of December 31, 2009.
**	Does not include the Small Company Value Fund.

Ownership of Securities:

As of December 31, 2009, the portfolio manager did not own any shares of the Small Company Value Fund.

Conflicts of Interest:

No material conflicts of interest have been identified. All accounts are managed to model portfolios that are approved by the investment committee, and trades are allocated pro-rata to all accounts so that no one account is advantaged over another pursuant to trade allocation policies and procedures.

Compensation:

All EARNEST Partners personnel are paid a salary and a discretionary bonus. A portion of the bonus may consist of profit sharing and/or deferred compensation. The Company also matches a portion of employees’ 401(k) contributions, if any. The bonus is a function of client satisfaction with respect to investment results and service.

Equity ownership is another component of compensation for the portfolio manager. The Firm is employee-owned.

Essex Investment Management Company, LLC

The portfolio manager of the Emerging Growth Fund is Nancy B. Prial.

Other Accounts Managed:

	Number of Accounts Managed*		Total Assets*			Number of Accounts Managed for which Advisory Fee is Performance- Based*		Total Assets*
Nancy B. Prial
Registered investment companies**	[	]	$	[	]	[	]	$	[	]
Other pooled investment vehicles	[	]	$	[	]	[	]	$	[	]
Other accounts***	[	]	$	[	]	[	]	$	[	]

*	The information provided is as of December 31, 2009.
**	Does not include the Emerging Growth Fund.
***	Other accounts include accounts managed in a personal capacity as well as accounts managed in a professional capacity.

Ownership of Securities:

As of December 31, 2009, the portfolio manager did not own any shares of the Emerging Growth Fund.

Conflicts of Interest:

Potential conflicts of interest may be presented in connection with the portfolio manager’s management of the Funds’ investments, on the one hand, and the investments of the other accounts, on the other, such as conflicts of interest related to the aggregation of trades, the allocation of investment opportunities, contrary client positions and employee securities trading. Moreover, Essex has established written policies and procedures relating to its investment management and trading practices, including its trade allocation practices, as part of Essex’s internal controls in order to prevent such conflicts of interest from arising. These policies and procedures are contained in Essex’s Compliance Manual, a copy of which has been provided to the Investment Manager. The Compliance Manual includes a set of policies and procedures that are designed to assure that Essex complies with the requirements of the Advisers Act and generally requires both Essex and its employees to deal with all clients in a fair and equitable manner. On occasion, Essex, its principals, or employees may purchase or sell, for their own accounts, securities also invested in by clients or recommended to clients. Essex maintains a Code of Ethics that is designed to prevent conflicts that such individuals may have with client securities holdings and transactions.

Compensation:

The professionals at Essex are compensated by a three-tiered approach. First, all of the investment professionals have industry-competitive base salaries. Second, Essex’s professionals receive a year-end bonus based on the portfolio’s performance on an absolute, benchmark relative and peer ranking basis, and each professional’s individual performance. Third, Essex offers a competitive benefit package including comprehensive family health coverage and a pension and profit sharing plan.

In general, portfolio managers are evaluated on the basis of two components: (1) performance of his or her managed portfolios and (2) overall performance of the firm. The portfolio’s performance, which is measured in terms of absolute, benchmark-relative and peer ranking performance, is the overriding measure by which a portfolio manager is evaluated. A lesser weighting, but certainly one of importance, is the overall performance of the firm, which we believe encourages teamwork.

In general, an analyst’s evaluation consists of three components: the performance of the portfolio, production/work ethic/communications, and teamwork. The performance of the portfolio is measured in terms of both absolute performance, as well as relative performance to that of the comparative benchmark and peer group. Productivity, work ethic, and communication is very much a qualitative measure and is first and foremost a comprehensive assessment of how individual analysts generate stock ideas. It is an assessment of the number of names that are looked at, knowledge of those names, the frequency with which the analyst’s recommendations are incorporated into the portfolio and the analyst’s overall preparedness for coverage meetings. Teamwork is another rather qualitative element of the evaluation. It is a measurement of an individual analyst’s functioning within the team largely in terms of cooperation, collaboration, and the sharing of ideas. An analyst’s evaluation plays a part, in addition to the performance of the overall firm, in determining the size of his or her bonus, which typically ranges from 25%—150% of base salary.

As an added retention mechanism, Essex offers ownership to both existing and prospective employees. Essex envisions granting ownership as an additional incentive to the employees who contribute the greatest to the firm’s future success. Also, based on the profitability of the firm and at the discretion of the Chief Executive Officer, Essex may grant a Special Recognition Award to certain employees. The Special Recognition Award contains a three-year, tiered vesting schedule and is usually invested in one or more of Essex’s funds. We feel that our compensation structure is extremely competitive when compared with other firms in the industry.

Essex maintains a fundamental team approach that encourages continuity among its investment professionals and makes a conscious effort to reward its team members accordingly. Our investment professionals are continuously motivated by our compensation structure, competitive personnel benefit packages, and entrepreneurial-like culture.

Federated Clover Investment Advisors

The portfolio managers of the Small Company Value Fund are Lawrence R. Creatura and Stephen K. Gutch.

Other Accounts Managed:

	Number of Accounts Managed*		Total Assets*			Number of Accounts Managed for which Advisory Fee is Performance- Based*		Total Assets*
Lawrence R. Creatura
Registered investment companies**	[	]	$	[	]	[	]	$	[	]
Other pooled investment vehicles	[	]	$	[	]	[	]	$	[	]
Other accounts***	[	]	$	[	]	[	]	$	[	]
Stephen K. Gutch
Registered investment companies**	[	]	$	[	]	[	]	$	[	]
Other pooled investment vehicles	[	]	$	[	]	[	]	$	[	]
Other accounts***	[	]	$	[	]	[	]	$	[	]

*	The information provided is as of December 31, 2009.
**	Does not include the Small Company Value Fund.
***	Please note there are other privately managed accounts for which the portfolio manager is only responsible for creating the investment model, but Federated Clover employs a team of portfolio coordinators who are charged with the day-to-day management of these other privately managed accounts.

Ownership of Securities:

As of December 31, 2009, the portfolio managers did not own any shares of the Small Company Value Fund.

Conflicts of Interest:

As a general matter, certain conflicts of interest may arise in connection with a portfolio manager’s management of a fund’s investments, on the one hand, and the investments of other accounts for which the portfolio manager is responsible, on the other. For example, it is possible that the various accounts managed could have different investment strategies that, at times, might conflict with one another to the possible detriment of the Fund. Alternatively, to the extent that the same investment opportunities might be desirable for more than one account, possible conflicts could arise in determining how to allocate them. Other potential conflicts might include conflicts created by specific portfolio manager compensation arrangements, and conflicts relating to selection of brokers or dealers to execute fund portfolio trades and/or specific uses of commissions from Fund portfolio trades (for example, research, or “soft dollars”). Federated Clover has adopted policies and procedures and has structured the portfolio managers’ compensation in a manner reasonably designed to safeguard the Fund from being negatively affected as a result of any such potential conflicts.

Compensation:

Stephen K. Gutch is paid a fixed base salary and a variable annual incentive. Base salary is determined within a market competitive position-specific salary range, based on the portfolio manager’s experience and performance. The annual incentive amount is determined based primarily on Investment Product Performance (“IPP”) and may be paid entirely in cash, or in a combination of cash and restricted stock of Federated Investors, Inc. (“Federated”). The total combined annual incentive opportunity is intended to be competitive in the market for this portfolio manager role.

IPP is measured on a rolling 1, 3, and 5 calendar year pre-tax gross total return basis vs. the Fund’s designated peer group of comparable accounts and vs. the Fund’s benchmark (i.e., Russell 2000 Value Index). Performance periods are adjusted if a portfolio manager has been managing an account for less than five years; accounts with less than one-year of performance history under a portfolio manager may be excluded. A portion of the bonus tied to the IPP score may be adjusted based on management’s assessment of overall contributions to fund performance and any other factors as deemed relevant. As a separate matter, pursuant to the terms of a business acquisition agreement, Mr. Gutch may receive additional consideration based on the achievement of specified revenue targets.

Lawrence R. Creatura is paid a fixed base salary and a variable annual incentive. Base salary is determined within a market competitive position-specific salary range, based on the portfolio manager’s experience and performance. The annual incentive amount is determined based primarily on IPP and may be paid entirely in cash, or in a combination of cash and restricted stock of Federated. The total combined annual incentive opportunity is intended to be competitive in the market for this portfolio manager role.

IPP is measured on a rolling 1, 3, and 5 calendar year pre-tax gross total return basis vs. the Fund’s designated peer group of comparable accounts and vs. the Fund’s benchmark (i.e., Russell 2000 Value Index). Performance periods are adjusted if a portfolio manager has been managing an account for less than five years; accounts with less than one-year of performance history under a portfolio manager may be excluded. A portion of the bonus tied to the IPP score maybe adjusted based on management’s assessment of overall contributions to fund performance and any other factors as deemed relevant. As a separate matter, pursuant to the terms of a business acquisition agreement, Mr. Creatura may receive additional consideration based on the achievement of specified revenue targets.

Harris Associates L.P.

Robert Levy and Michael J. Mangan are portfolio managers of the Focused Value Fund, and David G. Herro and Robert A. Taylor are portfolio managers of the Overseas Fund (collectively, the “Funds”).

Focused Value Fund

Other Accounts Managed:

	Number of Accounts Managed*		Total Assets*			Number of Accounts Managed for which Advisory Fee is Performance- Based*		Total Assets*
Robert Levy
Registered investment companies**	[	]	$	[	]	[	]	$	[	]
Other pooled investment vehicles	[	]	$	[	]	[	]	$	[	]
Other accounts***	[	]#	$	[	]	[	]	$	[	]
Michael J. Mangan
Registered investment companies**	[	]	$	[	]	[	]	$	[	]
Other pooled investment vehicles	[	]	$	[	]	[	]	$	[	]
Other accounts***	[	]	$	[	]	[	]	$	[	]

*	The information provided is as of December 31, 2009.
**	Does not include the Focused Value Fund.
***	Personal investment accounts of portfolio managers and their families are not reflected.
#

This number includes approximately [249] accounts that are managed pursuant to a “model portfolio” and involve no direct client communications. It also includes many client relationships with multiple accounts, and therefore the number of accounts greatly exceeds the number of relationships.

Ownership of Securities:

As of December 31, 2009, Robert Levy owned over $1,000,000 shares of the Focused Value Fund.

Overseas Fund

Other Accounts Managed:

	Number of Accounts Managed*		Total Assets*			Number of Accounts Managed for which Advisory Fee is Performance- Based*		Total Assets*
David G. Herro
Registered investment companies**	[	]	$	[	]	[	]	$	[	]
Other pooled investment vehicles	[	]	$	[	]	[	]	$	[	]
Other accounts***	[	]	$	[	]	[	]	$	[	]
Robert A. Taylor
Registered investment companies**	[	]	$	[	]	[	]	$	[	]
Other pooled investment vehicles	[	]	$	[	]	[	]	$	[	]
Other accounts***	[	]	$	[	]	[	]	$	[	]

*	The information provided is as of December 31, 2009.
**	Does not include the Overseas Fund.
***	Personal investment accounts of portfolio managers and their families are not reflected.

Ownership of Securities:

As of December 31, 2009, the portfolio managers did not own any shares of the Overseas Fund.

Conflicts of Interest:

Conflicts of interest may arise in the allocation of investment opportunities and the allocation of aggregated orders among the Funds and the other accounts managed by the portfolio managers. A portfolio manager potentially could give favorable treatment to some accounts for a variety of reasons, including favoring larger accounts, accounts that have a different advisory fee arrangement (including any accounts that pay performance-based fees), accounts of affiliated companies, or accounts in which the portfolio manager has a personal investment. With respect to the allocation of investment opportunities, Harris makes decisions to recommend, purchase, sell or hold securities for all of its client accounts, including the Funds, based on the specific investment objectives, guidelines, restrictions and circumstances of each account. It is Harris’ policy to allocate investment opportunities to each account, including the Funds, over a period of time on a fair and equitable basis relative to its other accounts. With respect to the allocation of aggregated orders, each account that participates in the aggregated order will participate at the average share price, and where the order has not been completely filled, each institutional account, including the Funds, will generally participate on a pro rata basis.

Harris has compliance policies and procedures in place that it believes are reasonably designed to mitigate these conflicts. However, there is no guarantee that such procedures will detect each and every situation in which an actual or potential conflict may arise.

Compensation:

Each of the Funds’ portfolio managers is compensated solely by Harris (the “Firm”), a subadviser. Compensation for each of the portfolio managers is based on the Firm’s assessment of the individual’s long-term contribution to the investment success of the Firm and is structured as follows:

(1)	Base salary. The base salary is a fixed amount, and each portfolio manager receives the same base salary.

(2)	Participation in a discretionary bonus pool. A discretionary bonus pool for each of the Firm’s domestic and international investment groups is divided among the senior level employees of each group and is paid annually.

(3)	Participation in a long-term compensation plan that provides current compensation to certain key employees of the Firm and deferred compensation to both current and former key employees. The compensation plan consists of bonus units awarded to participants that vest and pay out over a period of time.

The determination of the amount of each portfolio manager’s participation in the discretionary bonus pool and the long-term compensation plan is based on a variety of qualitative and quantitative factors. The factor given the most significant weight is the subjective assessment of the individual’s contribution to the overall investment results of the Firm’s domestic or international investment group, whether as a portfolio manager, a research analyst, or both.

The quantitative factors considered in evaluating the contribution of a portfolio manager include the performance of the portfolios managed by that individual relative to benchmarks, peers and other portfolio managers, as well as the assets under management in the accounts managed by the portfolio manager. The portfolio managers’ compensation is not based solely on an evaluation of the performance of the funds or the amount of fund assets. Performance is measured in a number of ways, including by accounts and by strategy, and is compared to one or more of the following benchmarks: S&P 500, Russell Mid-Cap Value, Russell 1000 Value,

Lipper Balanced, 60/40 S&P/Barclays Capital (60% S&P 500 and 40% Barclays Capital Bond Index), Morgan Stanley Capital International (“MSCI”) World ex-U.S. Index, MSCI World ex-U.S. Small Cap Index and the Firm’s approved lists of stocks, depending on whether the portfolio manager manages accounts in the particular strategy to which these benchmarks would be applicable. Performance is measured over shorter- and longer-term periods, including one year, three years, five years, ten years, since a funds’ inception or since a portfolio manager has been managing a fund, as applicable. Performance is measured on a pre-tax and after-tax basis to the extent such information is available.

If a portfolio manager also serves as a research analyst, then his compensation is also based on the contribution made to the Firm in that role. The specific quantitative and qualitative factors considered in evaluating a research analyst’s contributions include, among other things, new investment ideas, the performance of investment ideas covered by the analyst during the current year as well as over longer-term periods, the portfolio impact of the analyst’s investment ideas, other contributions to the research process, and an assessment of the quality of analytical work. In addition, an individual’s other contributions to the Firm, such as a role in investment thought leadership and management, are taken into account in the overall compensation process.

Insight Capital Research & Management, Inc.

The portfolio managers of the Emerging Growth Fund are Lee Molendyk and Lance Swanson.

Other Accounts Managed:

	Number of Accounts Managed*		Total Assets*			Number of Accounts Managed for which Advisory Fee is Performance- Based*		Total Assets*
Lee Molendyk
Registered investment companies**	[	]	$	[	]	[	]	$	[	]
Other pooled investment vehicles	[	]	$	[	]	[	]	$	[	]
Other accounts	[	]	$	[	]	[	]	$	[	]
Lance Swanson
Registered investment companies**	[	]	$	[	]	[	]	$	[	]
Other pooled investment vehicles	[	]	$	[	]	[	]	$	[	]
Other accounts	[	]	$	[	]	[	]	$	[	]

*	The information provided is as of December 31, 2009.
**	Does not include the Emerging Growth Fund.

Ownership of Securities:

As of December 31, 2009, the portfolio managers did not own any shares of the Emerging Growth Fund.

Conflicts of Interest:

Because Insight Capital engages in an investment advisory business and manages more than one advisory account, including Insight Capital’s own proprietary accounts, there may be conflicts of interest over Insight Capital’s time devoted to managing any one account or over Insight Capital’s allocation of investment opportunities among all accounts it manages. Insight Capital attempts to resolve all such conflicts in a manner that is generally fair to all of its clients’ accounts.

Due to the nature of Insight Capital’s investment selection process, significant overlaps in securities held in various accounts may occur, even for accounts using different investment strategies. However, Insight Capital’s decisions to use a security for any one investment strategy versus another investment strategy are based on, among other things, the particulars of the various strategies, analyses of the security and the attractiveness of the security versus existing holdings in the accounts using the different investment strategies, and may result in investment timing differences between strategies and accounts (i.e., different purchase or sell dates for the same security).

In addition, as appropriate to the investment strategy and upon the recommendations of Insight Capital’s investment committee, certain accounts whose investment strategy focus on investments in small cap securities may have priority for investment opportunities in small cap securities over other accounts whose investment strategies do not focus on small cap securities, e.g., a mid-cap strategy. Furthermore, due to the unique investment and trading strategy and potentially much shorter investment horizon of Insight Capital’s Concentrated Growth strategy (in which, like all of Insight Capital’s strategies, Insight Capital’s employees may invest), Insight Capital’s decision to invest in or sell a security for this strategy may or may not occur before other investment strategies, including even before Insight Capital includes it on other investment strategies’ buy lists. There is an additional special potential conflict of interest in that, beginning in 2008, the portfolio managers who manage the Emerging Growth Fund also manage the Concentrated Growth strategy and have a share in Insight Capital’s revenues from the Concentrated Growth Strategy as described in the Compensation section. This revenue sharing may pose a special incentive to direct investment opportunities to the Concentrated Growth strategy rather than to the Emerging Growth Fund. However, Insight Capital believes its allocation procedures address this potential conflict to provide for fair allocation of investment opportunities appropriate for each strategy as described below.

In the allocation of investment opportunities among all accounts managed by Insight Capital, Insight Capital may give advice and take action with respect to any of its clients’ or its proprietary accounts that may differ from advice given or the timing or nature of action taken with respect to any other account so long as it is Insight Capital’s policy, to the extent practicable, to allocate investment opportunities over a period of time on a fair and equitable basis relative to other accounts. Procedures to implement fair and equitable allocation of investment opportunities include but are not limited to periodic investment management team meetings to identify and maintain buying opportunities as they arise (reviewing opportunities for accounts based on factors such as the overall market, price of the security and Insight Capital’s research), preparing written allocations of trade orders in advance of execution and with best execution principles in mind, averaging prices over block trade orders and allocating partially filled trade orders to accounts on a pro rata basis or on a statistically random basis, and documenting the reasons for any non-pro-rata allocations.

Compensation:

Mr. Molendyk and Mr. Swanson are compensated by Insight Capital. Each receives a fixed base salary plus an annual bonus based on the performance of the Emerging Growth Fund and other accounts. For purposes of determining the bonus, the pre-tax performance of the Emerging Growth Fund and other accounts for the one year period is compared to the pre-tax performance of their Peer Group for the same period. Each Portfolio Manager also shares in revenues of the Concentrated Growth strategy which includes receiving 25% of the asset based fee received by Insight Capital, paid quarterly. Mr. Molendyk and Mr. Swanson have received and are eligible to receive additional non-qualified stock options to purchase shares of Insight Capital’s stock. Each also receives certain retirement, insurance and other benefits that are broadly available to all of the Insight Capital’s employees.

J.P. Morgan Investment Management Inc.

The portfolio managers of the Strategic Balanced Fund are Thomas Luddy, Susan Bao, Jeroen Huysinga, Gerd Woort-Menker and Georgina Perceval Maxwell.

Other Accounts Managed:

	Number of Accounts Managed*		Total Assets*			Number of Accounts Managed for which Advisory Fee is Performance- Based*		Total Assets*
Thomas Luddy
Registered investment companies**	[	]	$	[	]	[	]	$	[	]
Other pooled investment vehicles	[	]	$	[	]	[	]	$	[	]
Other accounts	[	]	$	[	]	[	]	$	[	]
Susan Bao
Registered investment companies**	[	]	$	[	]	[	]	$	[	]
Other pooled investment vehicles	[	]	$	[	]	[	]	$	[	]
Other accounts	[	]	$	[	]	[	]	$	[	]
Jeroen Huysinga
Registered investment companies**	[	]	$	[	]	[	]	$	[	]
Other pooled investment vehicles	[	]	$	[	]	[	]	$	[	]
Other accounts	[	]	$	[	]	[	]	$	[	]
Gerd Woort-Menker
Registered investment companies**	[	]	$	[	]	[	]	$	[	]
Other pooled investment vehicles	[	]	$	[	]	[	]	$	[	]
Other accounts	[	]	$	[	]	[	]	$	[	]
Georgina Perceval
Registered investment companies**	[	]	$	[	]	[	]	$	[	]
Other pooled investment vehicles	[	]	$	[	]	[	]	$	[	]
Other accounts	[	]	$	[	]	[	]	$	[	]

*	The information provided is as of December 31, 2009.
**	Does not include the Strategic Balanced Fund.

Ownership of Securities:

As of December 31, 2009, the portfolio managers did not own any shares of the Strategic Balanced Fund.

Conflicts of Interest:

The potential for conflicts of interest exists when portfolio managers manage Other Accounts with similar investment objectives and strategies as the Fund. Potential conflicts may include, for example, conflicts between investment strategies and conflicts in the allocation of investment opportunities.

Responsibility for managing J.P. Morgan’s and its affiliates clients’ portfolios is organized according to investment strategies within asset classes. Generally, client portfolios with similar strategies are managed by portfolio managers in the same portfolio management group using the same objectives, approach and philosophy. Underlying sectors or strategy allocations within a larger portfolio are likewise managed by portfolio managers who use the same approach and philosophy as similarly managed portfolios. Therefore, portfolio holdings, relative position sizes and industry and sector exposures tend to be similar across similar portfolios and strategies, which minimize the potential for conflicts of interest.

J.P. Morgan and/or its affiliates may receive more compensation with respect to certain Other Accounts than that received with respect to the Fund or may receive compensation based in part on the performance of certain Other Accounts. This may create a potential conflict of interest for J.P. Morgan and its affiliates or its portfolio managers by providing an incentive to favor these Other Accounts when, for example, placing securities transactions. In addition, J.P. Morgan or its affiliates could be viewed as having a conflict of interest to the extent that J.P. Morgan or an affiliate has a proprietary investment in Other Accounts, the portfolio managers have personal investments in Other Accounts or the Other Accounts are investment options in J.P. Morgan’s or its affiliate’s employee benefit plans. Potential conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of investment opportunities because of market factors or investment restrictions imposed upon J.P. Morgan and its affiliates by law, regulation, contract or internal policies. Allocations of aggregated trades, particularly trade orders that were only partially completed due to limited availability and allocation of investment opportunities generally, could raise a potential conflict of interest, as J.P. Morgan or its affiliates may have an incentive to allocate securities that are expected to increase in value to favored accounts. Initial public offerings, in particular, are frequently of very limited availability. J.P. Morgan and its affiliates may be perceived as causing accounts they manage to participate in an offering to increase J.P. Morgan’s or its affiliates’ overall allocation of securities in that offering.

A potential conflict of interest also may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchased by another account, or when a sale in one account lowers the sale price received in a sale by a second account. If J.P. Morgan or its affiliates manages accounts that engage in short sales of securities of the type in which the Fund invests, J.P. Morgan or its affiliates could be seen as harming the performance of the Fund for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall.

As an internal policy matter, J.P. Morgan may from time to time maintain certain overall investment limitations on the securities positions or positions in other financial instruments J.P. Morgan or its affiliates will take on behalf of its various clients due to, among other things, liquidity concerns and regulatory restrictions. Such policies may preclude an account from purchasing particular securities or financial instruments, even if such securities or financial instruments would otherwise meet the account’s objectives.

The goal of J.P. Morgan and its affiliates is to meet their fiduciary obligation with respect to all clients. J.P. Morgan and its affiliates have policies and procedures designed to manage conflicts. J.P. Morgan and its affiliates monitor a variety of areas, including compliance with fund guidelines, review of allocation decisions and compliance with J.P. Morgan’s Codes of Ethics and J.P. Morgan Chase & Co.’s Code of Conduct. With respect to the allocation of investment opportunities, J.P. Morgan and its affiliates also have certain policies designed to achieve fair and equitable allocation of investment opportunities among its clients over time. For example:

Orders for the same equity security traded through a single trading desk or system are aggregated on a continual basis throughout each trading day consistent with J.P. Morgan’s and its affiliates duty of best execution for its clients. If aggregated trades are fully executed, accounts participating in the trade will be allocated their pro rata share on an average price basis. Partially completed orders generally will be allocated among the participating accounts on a pro-rata average price basis, subject to certain limited exceptions. For example, accounts that would receive a de minimis allocation relative to their size may be excluded from the order. Another exception may occur when thin markets or price volatility require that an aggregated order be completed in multiple executions over several days. If partial completion of the order would result in an uneconomic allocation to an account due to fixed transaction or custody costs, J.P. Morgan or its affiliates may exclude small orders until 50% of the total order is completed. Then the small orders will be executed. Following this procedure, small orders will lag in the early execution of the order, but will be completed before completion of the total order.

Purchases of money market instruments and fixed income securities cannot always be allocated pro rata across the accounts with the same investment strategy and objective. However, J.P. Morgan and its affiliates attempt to mitigate any potential unfairness by basing non-pro rata allocations traded through a single trading desk or system upon an objective predetermined criteria for the selection of investments and a disciplined process for allocating securities with similar duration, credit quality and liquidity in the good faith judgment of J.P. Morgan or its affiliates so that fair and equitable allocation will occur over time.

Compensation:

J.P. Morgan’s portfolio managers participate in a competitive compensation program that is designed to attract and retain outstanding people and closely link the performance of investment professionals to client investment objectives. The total compensation program includes a base salary fixed from year to year and a variable performance bonus consisting of cash incentives and restricted stock and may include mandatory notional investments (as described below) in selected mutual funds advised by J.P. Morgan or its affiliates. These elements reflect individual performance and the performance of J.P. Morgan’s business as a whole.

Each portfolio manager’s performance is formally evaluated annually based on a variety of factors including the aggregate size and blended performance of the portfolios such portfolio manager manages. Individual contribution relative to client goals carries the highest impact. Portfolio manager compensation is primarily driven by meeting or exceeding clients’ risk and return objectives, relative performance to competitors or competitive indices and compliance with firm policies and regulatory requirements. In evaluating each portfolio manager’s performance with respect to the mutual funds he or she manages, the funds’ pre-tax performance is compared to the appropriate market peer group and to each fund’s benchmark index listed in the fund’s prospectus over one, three and five year periods (or such shorter time as the portfolio manager has managed the fund). Investment performance is generally more heavily weighted to the long term.

Awards of restricted stock are granted as part of an employee’s annual performance bonus and comprise from 0% to 35% of a portfolio manager’s total bonus. As the level of incentive compensation increases, the percentage of compensation awarded in restricted stock also increases. Up to 50% of the restricted stock portion of a portfolio manager’s bonus may instead be subject to a mandatory notional investment in selected mutual funds advised by the Adviser or its affiliates. When these awards vest over time, the portfolio manager receives cash equal to the market value of the notional investment in the selected mutual funds.

Loomis, Sayles & Company, L.P.

The portfolio managers of the Diversified Value Fund are Arthur Barry, James L. Carroll and Warren N. Koontz, Jr.

Other Accounts Managed:

	Number of Accounts Managed*		Total Assets*			Number of Accounts Managed for which Advisory Fee is Performance- Based*		Total Assets*
Arthur Barry
Registered investment companies**	[	]	$	[	]	[	]	$	[	]
Other pooled investment vehicles	[	]	$	[	]	[	]	$	[	]
Other accounts	[	]	$	[	]	[	]	$	[	]

James L. Carroll
Registered investment companies**	[	]	$	[	]	[	]	$	[	]
Other pooled investment vehicles	[	]	$	[	]	[	]	$	[	]
Other accounts	[	]	$	[	]	[	]	$	[	]

Warren N. Koontz, Jr.
Registered investment companies**	[	]	$	[	]	[	]	$	[	]
Other pooled investment vehicles	[	]	$	[	]	[	]	$	[	]
Other accounts	[	]	$	[	]	[	]	$	[	]

*	The information provided is as of December 31, 2009.
**	Does not include the Diversified Value Fund.

Ownership of Securities:

As of December 31, 2009, the portfolio managers did not own any shares of the Diversified Value Fund.

Conflicts of Interest:

Employees of Loomis, Sayles & Company, L.P. must adhere to the Loomis Sayles’ Code of Ethics, which was designed to govern personal trading in securities and related activities of those individuals whom have been deemed “Access Persons” thereunder, and under certain circumstances, those Access Persons’ family members and others in a similar relationship to them. Loomis Sayles makes investment decisions for client accounts (including institutional accounts, mutual funds, hedge funds and affiliated accounts) based on each account’s specific investment objectives, guidelines, restrictions and circumstances and other relevant factors, such as the size of an available investment opportunity, the availability of other comparable investment opportunities and Loomis Sayles’ desire to treat all accounts fairly and equitably over time. In addition, Loomis Sayles maintains trade allocation and aggregation policies and procedures to address potential conflicts of interest. Loomis Sayles has in place a Code of Ethics that is designed to address conflicts of interest and that, among other things, imposes restrictions on the ability of portfolio managers and other “access persons” to invest in securities that may be recommended or traded in the Portfolios and other client accounts.

Compensation:

Loomis Sayles believes that portfolio manager compensation should be driven primarily by the delivery of consistent and superior long-term performance for its clients. Portfolio manager compensation is made up of three main components—base salary, variable compensation and a long-term incentive program. Although portfolio manager compensation is not directly tied to assets under management, a portfolio manager’s base salary and/or variable compensation potential may reflect the amount of assets for which the manager is responsible relative to other portfolio managers. Loomis Sayles also offers a profit sharing plan.

Base salary

A fixed amount based on a combination of factors including industry experience, firm experience, job performance and market considerations.

Variable compensation

An incentive-based component and generally represents a significant multiple of base salary. It is based on four factors—investment performance, profit growth of the firm, profit growth of the manager’s business unit and team commitment. Investment performance is the primary component and generally represents at least 70% of the total for equity managers. The other three factors are used to determine the remainder of variable compensation, subject to the discretion of the group’s Chief Investment Officer (CIO) and senior management. The CIO and senior management evaluate these other factors annually.

While mutual fund performance and asset size do not directly contribute to the compensation calculation, investment performance for equity managers is measured by comparing the performance of the firm’s institutional composite (pre-tax and net of fees) in the manager’s style to the performance of a peer group of institutional managers in that style. A manager’s performance relative to the peer group for the 1, 3 and 5 year periods is used to calculate the amount of variable compensation payable due to performance. Longer-term performance (3 and 5 years) combined is weighted more than shorter-term performance (1 year). If a manager is responsible for more than one product, the rankings of each product are weighted based on relative asset size of accounts represented in each product. An external benchmark is used as a secondary comparison. The benchmark used for the equity investment styles utilized by the MassMutual Portfolio is the Russell 1000 Value Index.

Loomis Sayles uses the institutional peer groups as the primary measuring stick for equity manager performance because it believes they represent the most competitive product universe while closely matching the investment styles offered by the firm. Loomis Sayles considers the institutional composite an accurate proxy for the performance of each investment style.

Loomis Sayles has developed and implemented two long-term incentive plans to attract and retain investment talent. These plans supplement existing compensation. The first plan has several important components distinguishing it from traditional equity ownership plans:

•	the plan grants units that entitle participants to an annual payment based on a percentage of company earnings above an established threshold;

•	upon retirement a participant will receive a multi-year payout for his or her vested units;

•	participation is contingent upon signing an award agreement, which includes a non-compete covenant.

The second plan also is similarly constructed although the participants’ annual participation in company earnings is deferred for three years from the time of award and is only payable if the portfolio manager remains at Loomis Sayles. In this plan, there is no post-retirement payments or non-compete covenants.

Senior management expects that the variable compensation portion of overall compensation will continue to remain the largest source of income for those investment professionals included in the plan.

The plan is initially offered to portfolio managers and over time the scope of eligibility is likely to widen. Management has full discretion on what units are issued and to whom.

Portfolio managers also participate in the Loomis Sayles profit sharing plan, in which Loomis Sayles makes a contribution to the retirement plan of each employee based on a percentage of base salary (up to a maximum amount). The portfolio managers also participate in the Loomis Sayles defined benefit pension plan, which applies to all Loomis Sayles employees who joined the firm prior to May 3, 2003. The defined benefit is based on years of service and base compensation (up to a maximum amount).

Mr. Carroll is also a portfolio manager of two private investment funds advised by Loomis Sayles, and he receives a portion of the performance fee earned on those funds through an equity interest he holds in the funds’ general partner.

Massachusetts Financial Services Company

The portfolio managers of the Overseas Fund (the “Fund”) are Marcus L. Smith and Daniel Ling.

Other Accounts Managed:

	Number of Accounts Managed*		Total Assets*			Number of Accounts Managed for which Advisory Fee is Performance- Based*		Total Assets*
Marcus L. Smith
Registered investment companies**	[	]	$	[	]	[	]	$	[	]
Other pooled investment vehicles	[	]	$	[	]	[	]	$	[	]
Other accounts	[	]	$	[	]	[	]***	$	[	]
Daniel Ling
Registered investment companies**	[	]	$	[	]	[	]	$	[	]
Other pooled investment vehicles	[	]	$	[	]	[	]	$	[	]
Other accounts	[	]	$	[	]	[	]***	$	[	]

*	The information provided is as of December 31, 2009.
**	Does not include the Overseas Fund.
***	Performance fees for any particular account are paid to MFS, not the portfolio manager, and the portfolio manager’s compensation is not determined by reference to the level of performance fees received by MFS.

Ownership of Securities:

As of December 31, 2009, the portfolio managers did not own any shares of the Overseas Fund.

Conflicts of Interest:

MFS seeks to identify potential conflicts of interest resulting from a portfolio manager’s management of both the Fund and other accounts and has adopted policies and procedures designed to address such potential conflicts.

The management of multiple funds and accounts (including proprietary accounts) gives rise to potential conflicts of interest if the funds and accounts have different objectives and strategies, benchmarks, time horizons and fees as a portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts. In certain instances there are securities which are suitable for the Fund’s portfolio as well as for accounts of MFS or its subsidiaries with similar investment objectives. A Fund’s trade allocation policies may give rise to conflicts of interest if the Fund’s orders do not get fully executed or are delayed in getting executed due to being aggregated with those of other accounts of MFS or its subsidiaries. A portfolio manager may execute transactions for another fund or account that may adversely impact the value of the Fund’s investments. Investments selected for funds or accounts other than the Fund may outperform investments selected for the Fund.

When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed by MFS to be fair and equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the Fund is concerned. In most cases, however, MFS believes that the Fund’s ability to participate in volume transactions will produce better executions for the Fund. MFS and/or a portfolio manager may have a financial incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor accounts other than the Fund, for instance, those that pay a higher advisory fee and/or have a performance adjustment.

Compensation:

Portfolio manager total cash compensation is a combination of base salary and performance bonus:

•	Base Salary—Base salary represents a smaller percentage of portfolio manager total cash compensation (generally below 10%) than performance bonus.

•	Performance Bonus—Generally, performance bonus represents a majority of portfolio manager total cash compensation.

The quantitative portion is based on the pre-tax performance of assets managed by the portfolio manager over one-, three-, and five-year periods relative to peer group universes and/or indexes (“benchmarks”). As of December 31, 2009, the following benchmarks were used:

Portfolio Manager	Benchmark(s)
Marcus L. Smith	Lipper International Funds
MSCI EAFE Index
MSCI World Index
Standard & Poor’s Europe Pacific Asia Composite LargeMidcap Growth Index
Lipper International Large-Cap Growth Funds
Lipper International Large-Cap Core Funds
MSCI Japan Index
FTSE All-World Developed Index

Daniel Ling	[ ]

Additional or different benchmarks, including versions of indexes and custom indexes may also be used. Primary weight is given to portfolio performance over a three-year time period with lesser consideration given to portfolio performance over one-year and five-year periods (adjusted as appropriate if the portfolio manager has served for less than five years).

The qualitative portion is based on the results of an annual internal peer review process (conducted by other portfolio managers, analysts and traders) and management’s assessment of overall portfolio manager contributions to investor relations and the investment process (distinct from portfolio and other account performance).

Portfolio managers also typically benefit from the opportunity to participate in the MFS Equity Plan. Equity interests and/or options to acquire equity interests in MFS or its parent company are awarded by management, on a discretionary basis, taking into account tenure at MFS, contribution to the investment process and other factors.

Finally, portfolio managers are provided with a benefits package including a defined contribution plan, health coverage and other insurance, which are available to other employees of MFS on substantially similar terms. The percentage such benefits represent of any portfolio manager’s compensation depends upon the length of the individual’s tenure at MFS and salary level as well as other factors.

Massachusetts Mutual Life Insurance Company

Committee Description:

MassMutual, as each Destination Retirement Fund’s investment adviser, administers the asset allocation program for each Destination Retirement Fund. This function is performed by MassMutual’s Retirement Services Asset Allocation Committee (“the Committee”), led by Bruce Picard Jr., CFA. The other regular members of the Committee are Michael C. Eldredge, CFA and Frederick (Rick) Schulitz.

Other Accounts Managed:

	Number of Accounts Managed*		Total Assets*			Number of Accounts Managed for which Advisory Fee is Performance- Based*		Total Assets*
Bruce Picard Jr.
Registered investment companies**	[	]	$	[	]	[	]	$	[	]
Other pooled investment vehicles	[	]	$	[	]	[	]	$	[	]
Other accounts	[	]	$	[	]	[	]	$	[	]
Michael C. Eldredge
Registered investment companies**	[	]	$	[	]	[	]	$	[	]
Other pooled investment vehicles	[	]	$	[	]	[	]	$	[	]
Other accounts	[	]	$	[	]	[	]	$	[	]
Rick Schulitz
Registered investment companies**	[	]	$	[	]	[	]	$	[	]
Other pooled investment vehicles	[	]	$	[	]	[	]	$	[	]
Other accounts	[	]	$	[	]	[	]	$	[	]

*	The information provided is as of December 31, 2009.
**	Does not include the Destination Retirement Funds.

Ownership of Securities:

As of December 31, 2009, the Committee members did not own any shares of the Destination Retirement Funds. This does not include any units of separate investment accounts, that invest in the Funds, that Committee members may own through their 401(k) plan.

Conflicts of Interest:

A conflict of interest may arise due to differences in the investment adviser’s net management fee among the underlying funds in which these Funds invest such that the Committee might be motivated to invest in certain funds over others. Similarly, the desire to maintain or raise assets under management in certain underlying funds could influence the Committee to lend preferential treatment to those funds. In addition, the Committee might be motivated to favor affiliated underlying funds over non-affiliated underlying funds.

Compensation:

The Committee’s members are paid the same as other employees of the adviser such that their compensation consists of a base salary and an annual discretionary bonus. The adviser also matches a portion of employees’ 401(k) contributions, if any.

Northern Trust Investments, N.A.

Brent Reeder is primarily responsible for the day-to-day management of the Indexed Equity Fund and the NASDAQ-100 Fund.

Indexed Equity Fund

Other Accounts Managed:

	Number of Accounts Managed*		Total Assets*			Number of Accounts Managed for which Advisory Fee is Performance- Based*		Total Assets*
Brent Reeder
Registered investment companies**	[	]	$	[	]	[	]	$	[	]
Other pooled investment vehicles	[	]	$	[	]	[	]	$	[	]
Other accounts	[	]	$	[	]	[	]	$	[	]

*	The information provided is as of December 31, 2009.
**	Does not include the Indexed Equity Fund.

Ownership of Securities:

As of December 31, 2009, the portfolio manager did not own any shares of the Indexed Equity Fund.

NASDAQ-100 Fund

Other Accounts Managed:

	Number of Accounts Managed*		Total Assets*			Number of Accounts Managed for which Advisory Fee is Performance- Based*		Total Assets*
Brent Reeder
Registered investment companies**	[	]	$	[	]	[	]	$	[	]
Other pooled investment vehicles	[	]	$	[	]	[	]	$	[	]
Other accounts	[	]	$	[	]	[	]	$	[	]

*	The information provided is as of December 31, 2009.
**	Does not include the NASDAQ-100 Fund.

Ownership of Securities:

As of December 31, 2009, the portfolio manager did not own any shares of the NASDAQ-100 Fund.

Conflicts of Interest:

NTI’s portfolio managers are often responsible for managing one or more funds, as well as other accounts, including separate accounts and other pooled investment vehicles. A portfolio manager may manage a separate account or other pooled investment vehicle that may have a materially higher or lower fee arrangement. The side-by-side management of these accounts may raise potential conflicts of interest relating to cross trading, the allocation of investment opportunities and the aggregation and allocation of trades. In addition, while portfolio managers generally only manage accounts with similar investment strategies, it is possible that due to varying investment restrictions among accounts that certain investments are made for some accounts and not others or conflicting investment positions are taken among accounts. The portfolio managers have a fiduciary responsibility to manage all client accounts in a fair and equitable manner. NTI seeks to provide best execution of all securities transactions and aggregate and then allocate securities to client accounts in a fair and timely manner. To this end, NTI has developed policies and procedures designed to mitigate and manage the potential conflicts of interest that may arise from side-by-side management. In addition, NTI has adopted policies limiting the circumstances under which cross-trades may be effected. NTI conducts periodic reviews of trades for consistency with these policies.

Compensation:

The compensation for NTI index portfolio managers is based on the competitive marketplace and consists of a fixed base salary plus a variable annual cash incentive award. In addition, non-cash incentives, such as stock options or restricted stock of Northern Trust Corporation, may be awarded from time to time. The annual incentive award is discretionary and is based on a quantitative and qualitative evaluation of each portfolio manager’s investment performance and contribution to his or her respective team plus the financial performance of the investment business unit and Northern Trust Corporation as a whole. The annual incentive award is not based on performance of the Funds or the amount of assets held in the Funds. Moreover, no material differences exist between the compensation structure for mutual fund accounts and other types of accounts.

Pyramis Global Advisors, LLC

The portfolio manager of the Value Equity Fund is Ciaran O’Neill.

Other Accounts Managed:

	Number of Accounts Managed*		Total Assets*			Number of Accounts Managed for which Advisory Fee is Performance- Based*		Total Assets*
Ciaran O’Neill
Registered investment companies**	[	]	$	[	]	[	]	$	[	]
Other pooled investment vehicles	[	]	$	[	]	[	]	$	[	]
Other accounts	[	]	$	[	]	[	]	$	[	]

*	The information provided is as of December 31, 2009.
**	Does not include the Value Equity Fund.

Ownership of Securities:

As of December 31, 2009, the portfolio manager did not own any shares of the Value Equity Fund.

Conflicts of Interest:

The portfolio manager’s compensation plan may give rise to potential conflicts of interest. Although investors in the fund may invest through either tax-deferred accounts or taxable accounts, the portfolio manager’s compensation is linked to the pre-tax performance of the fund, rather than its after-tax performance. The portfolio manager’s base pay tends to increase with additional and more complex responsibilities that include increased assets under management and a portion of the bonus relates to marketing efforts, which together indirectly link compensation to sales. When a portfolio manager takes over a fund or an account, the time period over which performance is measured may be adjusted to provide a transition period in which to assess the portfolio. The management of multiple funds and accounts (including proprietary accounts) may give rise to potential conflicts of interest if the funds and accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his time and investment ideas across multiple funds and accounts. In addition, the fund’s trade allocation policies and procedures may give rise to conflicts of interest if the fund’s orders do not get fully executed due to being aggregated with those of other accounts managed by Pyramis or an affiliate. The portfolio manager may execute transactions for another fund or account that may adversely impact the value of securities held by a fund. Securities selected for other funds or accounts may outperform the securities selected for the fund. Portfolio managers may be permitted to invest in the funds they manage, even if a fund is closed to new investors. Trading in personal accounts, which may give rise to potential conflicts of interest, is restricted by a fund’s Code of Ethics.

Compensation:

As of December 31, 2009, portfolio manager compensation generally consists of a fixed base salary determined periodically (typically annually), a bonus, in certain cases, participation in several types of equity-based compensation plans, and, if applicable, relocation plan benefits. A portion of the portfolio manager’s compensation may be deferred based on criteria established by Pyramis or at the election of the portfolio manager.

The portfolio manager’s base salary is determined by level of responsibility and tenure at Pyramis or its affiliates. The primary components of the portfolio manager’s bonus are based on the pre-tax investment performance of the portfolio manager’s fund(s) and account(s) measured against a benchmark index assigned to each fund or account and within a defined peer group assigned to each fund or account. The pre-tax investment performance of the portfolio manager’s fund(s) and account(s) is weighted according to his tenure on those fund(s) and account(s) and the average asset size of those fund(s) and account(s) over his tenure. Each component is calculated separately over the portfolio manager’s tenure on those fund(s) and account(s) over a measurement period that initially is contemporaneous with his tenure, but that eventually encompasses rolling periods of up to five years for the comparison to a benchmark index and rolling periods of up to three years for the comparison to a peer group. A smaller, subjective component of the portfolio manager’s bonus is based on the portfolio manager’s overall contribution to management of Pyramis. The portion of the portfolio manager’s bonus that is linked to the investment performance of the Value Equity Fund is based on the pre-tax investment performance of the Fund measured against the Russell 1000 Value Index, the pre-tax investment performance of the Fund within the Mercer U.S. Equity Large Cap Value universe. The portfolio manager also is compensated under equity-based compensation plans linked to increases or decreases in the NAV of the stock of FMR LLC, Pyramis’ parent company. FMR LLC is a diverse financial services company engaged in various activities that include fund management, brokerage, retirement, and employer administrative services. If requested to relocate their primary residence, portfolio managers also may be eligible to receive benefits, such as home sale assistance and payment of certain moving expenses, under relocation plans for most full-time employees of Pyramis and its affiliates.

Rainier Investment Management, Inc.

The portfolio managers of the Large Cap Growth Fund are James R. Margard, Daniel M. Brewer, Mark W. Broughton, Stacie L. Cowell, Mark H. Dawson, Andrea L. Durbin and Peter M. Musser.

Other Accounts Managed:

	Number of Accounts Managed*		Total Assets*			Number of Accounts Managed for which Advisory Fee is Performance- Based*		Total Assets*
James R. Margard
Registered investment companies**	[	]	$	[	]	[	]	$	[	]
Other pooled investment vehicles	[	]	$	[	]	[	]	$	[	]
Other accounts	[	]	$	[	]	[	]	$	[	]
Daniel M. Brewer
Registered investment companies**	[	]	$	[	]	[	]	$	[	]
Other pooled investment vehicles	[	]	$	[	]	[	]	$	[	]
Other accounts	[	]	$	[	]	[	]	$	[	]
Mark. W. Broughton
Registered investment companies**	[	]	$	[	]	[	]	$	[	]
Other pooled investment vehicles	[	]	$	[	]	[	]	$	[	]
Other accounts	[	]	$	[	]	[	]	$	[	]
Stacie L. Cowell
Registered investment companies**	[	]	$	[	]	[	]	$	[	]
Other pooled investment vehicles	[	]	$	[	]	[	]	$	[	]
Other accounts	[	]	$	[	]	[	]	$	[	]
Mark H. Dawson
Registered investment companies**	[	]	$	[	]	[	]	$	[	]
Other pooled investment vehicles	[	]	$	[	]	[	]	$	[	]
Other accounts	[	]	$	[	]	[	]	$	[	]
Andrea L. Durbin
Registered investment companies**	[	]	$	[	]	[	]	$	[	]
Other pooled investment vehicles	[	]	$	[	]	[	]	$	[	]
Other accounts	[	]	$	[	]	[	]	$	[	]
Peter M. Musser
Registered investment companies**	[	]	$	[	]	[	]	$	[	]
Other pooled investment vehicles	[	]	$	[	]	[	]	$	[	]
Other accounts	[	]	$	[	]	[	]	$	[	]

*	The information provided is as of December 31, 2009.
**	Does not include the Large Cap Growth Fund.

Ownership of Securities:

As of December 31, 2009, the portfolio managers did not own any shares of the Large Cap Growth Fund.

Conflicts of Interest:

The compensation paid to the Adviser for managing the Portfolio is based only on a percentage of assets under management. Portfolio managers benefit from the Adviser’s revenues and profitability. But no portfolio managers are compensated based directly on fee revenue earned by the Adviser on particular accounts in a way that would create a material conflict of interest in favoring particular accounts over other accounts.

Execution and research services provided by brokers may not always be utilized in connection with the Portfolio or other client accounts that may have provided the commission or a portion of the commission paid to the broker providing the services. The Adviser allocates brokerage commissions for these services in a manner that it believes is fair and equitable and consistent with its fiduciary obligations to each of its clients.

If a portfolio manager identifies a limited investment opportunity that may be suitable for more than one Portfolio or other client account, the Portfolio may not be able to take full advantage of that opportunity. To mitigate this conflict of interest, the Adviser may aggregate orders of the portfolios it advises with orders from its other client accounts in order to ensure that all clients are treated fairly and equitably over time and consistent with its fiduciary obligations to each of its clients.

Compensation:

All portfolio managers are compensated by the Portfolio’s Adviser. All portfolio managers receive a fixed salary. Portfolio managers who are shareholders receive a dividend based on the number of Rainier Investment Management shares owned. Portfolio managers who are principals receive an annual bonus based on a specified percentage of firm profits.

Sands Capital Management, LLC

The portfolio managers of the Aggressive Growth Fund are David E. Levanson and Frank M. Sands, Jr.

Other Accounts Managed:

Discloses other accounts for which a portfolio manager or Management Team Member was jointly and primarily responsible for the day-to-day management as of December 31, 2009.

The Investment Team at Sands Capital creates a model portfolio to which all client portfolios are managed. Each member of the Team is primarily a Research Analyst and secondarily, part of a Portfolio Management Team with specific accounts for which they have oversight and are responsible for insuring the portfolio stays identical to the model.

	Number of Accounts Managed*		Total Assets*			Number of Accounts Managed for which Advisory Fee is Performance- Based*#		Total Assets*#
David E. Levanson
Registered investment companies**	[	]	$	[	]	[	]	$	[	]
Other pooled investment vehicles	[	]	$	[	]	[	]	$	[	]
Other accounts	[	]	$	[	]	[	]	$	[	]
Frank M. Sands, Jr.
Registered investment companies**	[	]	$	[	]	[	]	$	[	]
Other pooled investment vehicles	[	]	$	[	]	[	]	$	[	]
Other accounts	[	]	$	[	]	[	]	$	[	]

*	The information provided is as of December 31, 2009.
**	Does not include the Aggressive Growth Fund.
#	The advisory fee is not solely based on performance. Fees are made up of a base fee that can be adjusted based on the accounts’ out performance of a relevant index.

Ownership of Securities:

As of December 31, 2009, the portfolio managers did not own any shares of the Aggressive Growth Fund.

Conflicts of Interest:

Description of any material conflict of interest that may arise in connection with a portfolio manager’s or Management Team Member’s management of Fund investments and investments of other accounts. Includes, for example, material conflicts between the investment strategy of the Fund and investment strategy of other accounts managed by the portfolio manager or Team Member and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the portfolio manager or Team Member.

As an investment adviser to a variety of clients, Sands Capital recognizes there are actual or potential conflicts of interest inherent in our business. For example, conflicts of interest could result from a portfolio managers’ management of multiple accounts for multiple clients, the allocation and execution of investment opportunities, multiple fee arrangements, and personal trading. Sands Capital has addressed these conflicts by developing policies and procedures it believes are reasonably designed to treat all clients in a fair and equitable manner over time. Sands Capital’s policies and procedures address such issues as execution of portfolio transactions, aggregation and allocation of trades, directed brokerage and soft dollars. Additionally, Sands Capital maintains a Code of Ethics that addresses rules on personal trading and insider information.

Compensation:

Compensation goals are meant to align Sands Capital and the employee’s interest with those of the clients and strive to attract and keep employees that help Sands Capital deliver on its basic mission. All employees benefit from a salary competitive in the industry, an annual qualitative bonus based on subjective review of the employees overall contribution, and a standard profit sharing plan and 401(k) plan. Additional incentives for investment professionals and other key employees come through their participation in equity participation. The investment professionals also participate in an investment results bonus.

The investment results bonuses are calculated from the performance variance of Sands Capital composite returns and their respective benchmarks, where applicable.

Systematic Financial Management, L.P.

The portfolio managers of the Mid-Cap Value Fund are Ronald M. Mushock and D. Kevin McCreesh.

Other Accounts Managed:

	Number of Accounts Managed*		Total Assets*			Number of Accounts Managed for which Advisory Fee is Performance- Based*		Total Assets*
Ronald M. Mushock
Registered investment companies**	[	]	$	[	]	[	]	$	[	]
Other pooled investment vehicles	[	]	$	[	]	[	]	$	[	]
Other accounts	[	]	$	[	]	[	]	$	[	]
D. Kevin McCreesh
Registered investment companies**	[	]	$	[	]	[	]	$	[	]
Other pooled investment vehicles	[	]	$	[	]	[	]	$	[	]
Other accounts	[	]	$	[	]	[	]	$	[	]

*	The information provided is as of December 31, 2009.
**	Does not include the Mid-Cap Value Fund.

Ownership of Securities:

As of December 31, 2009, the portfolio managers did not own any shares of the Mid-Cap Value Fund.

Conflicts of Interest:

Systematic Financial Management, L.P. (Systematic) is an affiliated firm of Affiliated Managers Group, Inc. (AMG). The AMG Affiliates do not formulate advice for Systematic’s clients and do not, in Systematic’s view, present any potential conflict of interest with Systematic’s clients. From time to time, potential conflicts of interest may arise between a portfolio manager’s management of the investments of the funds, on the one hand, and the management of other accounts, on the other. The portfolio managers oversee the investment of various types of accounts in the same strategy, such as mutual funds, pooled investment vehicles and separate accounts for individuals and institutions. Investment decisions generally are applied to all accounts utilizing that particular strategy, taking into consideration client restrictions, instructions and individual needs. A portfolio manager may manage an account whose fees may be higher or lower than the fee charged to a fund to provide for varying client circumstances. Management of multiple funds and accounts may create potential conflicts of interest relating to the allocation of investment opportunities, and the aggregation and allocation of client trades. Additionally, the management of funds and other accounts may result in a portfolio manager devoting unequal time and attention to the management of funds or other accounts. However, Systematic has a variety of internal controls in place that are reasonably designed to detect such conflicts and protect the interest of its clients.

During the normal course of managing assets for multiple clients of varying types and asset levels, the portfolio managers may encounter conflicts of interest that could, if not properly addressed, be harmful to one or more of Systematic’s clients. Those of a material nature that are encountered most frequently involve security selection, employee personal securities trading, proxy voting and the allocation of securities. To mitigate these conflicts and ensure its clients are not impacted negatively by the adverse actions of Systematic or its employees, Systematic has implemented a series of policies and procedures including, but not limited to, its Code of Ethics, which addresses personal securities trading, and a Proxy Voting Policy and Trade Error Policy, designed to prevent and detect conflicts when they occur. Systematic reasonably believes that these and other policies combined with the periodic review and testing performed by its compliance professionals adequately protects the interest of its clients. A portfolio manager may also face other potential conflicts of interest in managing funds, and the description above is not a complete description of every conflict of interest that could be deemed to exist in managing both funds and the other accounts listed above.

Compensation:

The compensation package for portfolio managers Ronald M. Mushock and D. Kevin McCreesh consists of a fixed base salary and a share of the Firm’s profits based on each Partner’s respective individual ownership position in Systematic. Total compensation is influenced by Systematic’s overall profitability, and therefore is based in part on the aggregate performance of all Systematic’s portfolios. Portfolio managers are not compensated based solely on the performance of, or the value of assets held in, any product managed by Systematic. Moreover, the portfolio managers are provided with a benefits package, including health insurance, and participation in a company 401(k) plan, comparable to that received by other Systematic employees.

T. Rowe Price Associates, Inc.

The portfolio manager of the Blue Chip Growth Fund is Larry J. Puglia.

Other Accounts Managed:

	Number of Accounts Managed*		Total Assets*			Number of Accounts Managed for which Advisory Fee is Performance- Based*		Total Assets*
Larry J. Puglia
Registered investment companies**	[	]	$	[	]	[	]	$	[	]
Other pooled investment vehicles	[	]	$	[	]	[	]	$	[	]
Other accounts	[	]	$	[	]	[	]	$	[	]

*	The information provided is as of December 31, 2009.
**	Does not include the Blue Chip Growth Fund.

Ownership of Securities:

As of December 31, 2009, the portfolio manager did not own any shares of the Blue Chip Growth Fund.

Conflicts of Interest:

Portfolio managers at T. Rowe Price typically manage multiple accounts. These accounts may include, among others, mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, colleges and universities, foundations), offshore funds, and commingled trust accounts. Portfolio managers make investment decisions for each portfolio based on the investment objectives, policies, practices and other relevant investment considerations that the managers believe are applicable to that portfolio. Consequently, portfolio managers may purchase (or sell) securities for one portfolio and not another portfolio. T. Rowe Price has adopted brokerage and trade allocation policies and procedures which it believes are reasonably designed to address any potential conflicts associated with managing multiple accounts for multiple clients. Also, as disclosed under the “Portfolio Manager’s Compensation” section, our portfolio managers’ compensation is determined in the same manner with respect to all portfolios managed by the portfolio manager.

Compensation:

Portfolio manager compensation consists primarily of a base salary, a cash bonus, and an equity incentive that usually comes in the form of a stock option grant. Occasionally, portfolio managers will also have the opportunity to participate in certain investment partnerships. Compensation is variable and is determined based on the following factors.

Investment performance over one-, three-, five-, and 10-year periods is the most important input. We evaluate performance in absolute, relative, and risk-adjusted terms. Relative performance and risk-adjusted performance are determined with reference to the broad based index (ex. S&P500) and an applicable Lipper index (ex. Large-Cap Growth), though other benchmarks may be used as well. Investment results are also compared to comparably managed funds of competitive investment management firms.

Performance is primarily measured on a pre-tax basis though tax-efficiency is considered and is especially important for tax efficient funds. It is important to note that compensation is viewed with a long term time horizon. The more consistent a manager’s performance over time, the higher the compensation opportunity. The increase or decrease in a fund’s assets due to the purchase or sale of fund shares is not considered a material factor.

Contribution to our overall investment process is an important consideration as well. Sharing ideas with other portfolio managers, working effectively with and mentoring our younger analysts, and being good corporate citizens are important components of our long term success and are highly valued.

All employees of T. Rowe Price, including portfolio managers, participate in a 401(k) plan sponsored by T. Rowe Price Group. In addition, all employees are eligible to purchase T. Rowe Price common stock through an employee stock purchase plan that features a limited corporate matching contribution. Eligibility for and participation in these plans is on the same basis as for all employees. Finally, all vice presidents of T. Rowe Price Group, including all portfolio managers, receive supplemental medical/hospital reimbursement benefits.

This compensation structure is used for all portfolios managed by the portfolio manager.

The portfolio manager of the Small Company Value Fund is Preston G. Athey.

Other Accounts Managed:

	Number of Accounts Managed*		Total Assets*			Number of Accounts Managed for which Advisory Fee is Performance- Based*		Total Assets*
Preston G. Athey
Registered investment companies**	[	]	$	[	]	[	]	$	[	]
Other pooled investment vehicles	[	]	$	[	]	[	]	$	[	]
Other accounts	[	]	$	[	]	[	]	$	[	]

*	The information provided is as of December 31, 2009.
**	Does not include the Small Company Value Fund.

Ownership of Securities:

As of December 31, 2009, the portfolio manager did not own any shares of the Small Company Value Fund.

Conflicts of Interest:

Portfolio managers at T. Rowe Price typically manage multiple accounts. These accounts may include, among others, mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, colleges and universities, foundations), offshore funds, and commingled trust accounts. Portfolio managers make investment decisions for each portfolio based on the investment objectives, policies, practices and other relevant investment considerations that the managers believe are applicable to that portfolio. Consequently, portfolio managers may purchase (or sell) securities for one portfolio and not another portfolio. T. Rowe Price has adopted brokerage and trade allocation policies and procedures which it believes are reasonably designed to address any potential conflicts associated with managing multiple accounts for multiple clients. Also, as disclosed under the “Portfolio Manager’s Compensation” section, our portfolio managers’ compensation is determined in the same manner with respect to all portfolios managed by the portfolio manager.

Compensation:

Portfolio manager compensation consists primarily of a base salary, a cash bonus, and an equity incentive that usually comes in the form of a stock option grant. Occasionally, portfolio managers will also have the opportunity to participate in certain investment partnerships. Compensation is variable and is determined based on the following factors.

Investment performance over one-, three-, five-, and 10-year periods is the most important input. We evaluate performance in absolute, relative, and risk-adjusted terms. Relative performance and risk-adjusted performance are determined with reference to the broad based index (ex. S&P 500) and an applicable Lipper index (ex. Large-Cap Growth), though other benchmarks may be used as well. Investment results are also compared to comparably managed funds of competitive investment management firms.

Performance is primarily measured on a pre-tax basis though tax-efficiency is considered and is especially important for tax efficient funds. It is important to note that compensation is viewed with a long term time horizon. The more consistent a manager’s performance over time, the higher the compensation opportunity. The increase or decrease in a fund’s assets due to the purchase or sale of fund shares is not considered a material factor.

Contribution to our overall investment process is an important consideration as well. Sharing ideas with other portfolio managers, working effectively with and mentoring our younger analysts, and being good corporate citizens are important components of our long term success and are highly valued.

All employees of T. Rowe Price, including portfolio managers, participate in a 401(k) plan sponsored by T. Rowe Price Group. In addition, all employees are eligible to purchase T. Rowe Price common stock through an employee stock purchase plan that features a limited corporate matching contribution. Eligibility for and participation in these plans is on the same basis as for all employees. Finally, all vice presidents of T. Rowe Price Group, including all portfolio managers, receive supplemental medical/hospital reimbursement benefits.

This compensation structure is used for all portfolios managed by the portfolio manager.

The portfolio manager of the Mid Cap Growth Equity II Fund is Brian W.H. Berghuis.

Other Accounts Managed:

	Number of Accounts Managed*		Total Assets*			Number of Accounts Managed for which Advisory Fee is Performance- Based*		Total Assets*
Brian W.H. Berghuis
Registered investment companies**	[	]	$	[	]	[	]	$	[	]
Other pooled investment vehicles	[	]	$	[	]	[	]	$	[	]
Other accounts	[	]	$	[	]	[	]	$	[	]

*	The information provided is as of December 31, 2009.
**	Does not include the Mid Cap Growth Equity II Fund.

Ownership of Securities:

As of December 31, 2009, the portfolio manager did not own any shares of the Mid Cap Growth Equity II Fund.

Conflicts of Interest:

Portfolio managers at T. Rowe Price typically manage multiple accounts. These accounts may include, among others, mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, colleges and universities, foundations), offshore funds, and commingled trust accounts. Portfolio managers make investment decisions for each portfolio based on the investment objectives, policies, practices and other relevant investment considerations that the managers believe are applicable to that portfolio. Consequently, portfolio managers may purchase (or sell) securities for one portfolio and not another portfolio. T. Rowe Price has adopted brokerage and trade allocation policies and procedures which it believes are reasonably designed to address any potential conflicts associated with managing multiple accounts for multiple clients. Also, as disclosed under the “Portfolio Manager’s Compensation” section, our portfolio managers’ compensation is determined in the same manner with respect to all portfolios managed by the portfolio manager.

Compensation:

Portfolio manager compensation consists primarily of a base salary, a cash bonus, and an equity incentive that usually comes in the form of a stock option grant. Occasionally, portfolio managers will also have the opportunity to participate in certain investment partnerships. Compensation is variable and is determined based on the following factors.

Investment performance over one-, three-, five-, and 10-year periods is the most important input. We evaluate performance in absolute, relative, and risk-adjusted terms. Relative performance and risk-adjusted performance are determined with reference to the broad based index (ex. S&P 500) and an applicable Lipper index (ex. Large-Cap Growth), though other benchmarks may be used as well. Investment results are also compared to comparably managed funds of competitive investment management firms.

Performance is primarily measured on a pre-tax basis though tax-efficiency is considered and is especially important for tax efficient funds. It is important to note that compensation is viewed with a long term time horizon. The more consistent a manager’s performance over time, the higher the compensation opportunity. The increase or decrease in a fund’s assets due to the purchase or sale of fund shares is not considered a material factor.

Contribution to our overall investment process is an important consideration as well. Sharing ideas with other portfolio managers, working effectively with and mentoring our younger analysts, and being good corporate citizens are important components of our long term success and are highly valued.

All employees of T. Rowe Price, including portfolio managers, participate in a 401(k) plan sponsored by T. Rowe Price Group. In addition, all employees are eligible to purchase T. Rowe Price common stock through an employee stock purchase plan that features a limited corporate matching contribution. Eligibility for and participation in these plans is on the same basis as for all employees. Finally, all vice presidents of T. Rowe Price Group, including all portfolio managers, receive supplemental medical/hospital reimbursement benefits.

This compensation structure is used for all portfolios managed by the portfolio manager.

The Boston Company Asset Management, LLC

The portfolio managers of the Small Company Growth Fund are B. Randall Watts, Jr. and P. Hans von der Luft.

Other Accounts Managed:

	Number of Accounts Managed*		Total Assets*			Number of Accounts Managed for which Advisory Fee is Performance- Based*		Total Assets*
B. Randall Watts, Jr.
Registered investment companies**	[	]	$	[	]	[	]	$	[	]
Other pooled investment vehicles	[	]	$	[	]	[	]	$	[	]
Other accounts	[	]	$	[	]	[	]	$	[	]
P. Hans von der Luft
Registered investment companies**	[	]	$	[	]	[	]	$	[	]
Other pooled investment vehicles	[	]	$	[	]	[	]	$	[	]
Other accounts	[	]	$	[	]	[	]	$	[	]

*	The information provided is as of December 31, 2009.
**	Does not include the Small Company Growth Fund.

Ownership of Securities:

As of December 31, 2009, the portfolio managers did not own any shares of the Small Company Growth Fund.

Conflicts of Interest:

Introduction

A conflict of interest is generally defined as a single person or entity having two or more interests that are inconsistent. The Boston Company has implemented various policies and procedures that are intended to address the conflicts of interest that may exist or be perceived to exist at The Boston Company.

These conflicts may include, but are not limited to when a portfolio manager is responsible for the management of more than one account; the potential arises for the portfolio manager to favor one account over another. Generally, the risk of such conflicts of interest could increase if a portfolio manager has a financial incentive to favor one account over another.

This disclosure statement is not intended to cover all of the conflicts that exist within The Boston Company, but rather to highlight the general categories of conflicts and the associated mitigating controls. Other conflicts are addressed within the policies of The Boston Company. Further, the Chief Compliance Officer of The Boston Company shall maintain a Conflicts Matrix that further defines the conflicts specific to The Boston Company.

New Investment Opportunities

Potential Conflict:    A portfolio manager could favor one account over another in allocating new investment opportunities that have limited supply, such as initial public offerings and private placements. If, for example, an initial public offering that was expected to appreciate in value significantly shortly after the offering was allocated to a single account, that account may be expected to have better investment performance than other accounts that did not receive an allocation.

•

The Boston Company has policies that require a portfolio manager to allocate such investment opportunities in an equitable manner and generally to allocate such investments proportionately among all accounts with similar investment objectives.

Compensation

Potential Conflict:    A portfolio manager may favor an account if the portfolio manager’s compensation is tied to the performance of that account rather than all accounts managed by the portfolio manager. If, for example, the portfolio manager receives a bonus based upon the performance of certain accounts relative to a benchmark while other accounts are disregarded for this purpose, the portfolio manager will have a financial incentive to seek to have the accounts that determine the bonus achieve the best possible performance to the possible detriment of other accounts. Similarly, if The Boston Company receives a performance-based advisory fee, the portfolio manager may favor that account, regardless of whether the performance of that account directly determines the portfolio manager’s compensation.

•

Portfolio managers’ cash compensation is comprised primarily of a market-based salary and incentive compensation (annual and long term retention incentive awards). Funding for The Boston Company Annual Incentive Plan and Long Term Retention Incentive Plan is through a pre-determined fixed percentage of overall The Boston Company profitability. In general, bonus awards are based initially on The Boston Company’s financial performance. However, awards for select senior portfolio managers are based initially on their individual investment performance (one, three, and five-year weighted). In addition, awards for portfolio managers that manage alternative strategies are partially based on a portion of the fund’s realized performance fee.

Investment Objectives

Potential Conflict:    Where different accounts managed by the same portfolio manager have materially and potentially conflicting investment objectives or strategies, a conflict of interest may arise. For example, if a portfolio manager purchases a security for one account and sells the same security short for another account, such a trading pattern could potentially disadvantage either account.

•

To mitigate the conflict in this scenario The Boston Company has in places a restriction in the order management system and requires a written explanation from the portfolio manager before determining whether to lift the restriction. However, where a portfolio manager is responsible for accounts with differing investment objectives and policies, it is possible that the portfolio manager will conclude that it is in the best interest of one account to sell a portfolio security while another account continues to hold or increase the holding in such security.

Trading

Potential Conflict:    A portfolio manager could favor one account over another in the allocation of shares or price in a block trade. Particularly in cases when a portfolio manager buys or sells a security for a group of accounts in an aggregate amount that may influence the market price of the stock, certain portfolios could receive a more favorable price on earlier executions than accounts that participate subsequent fills. The less liquid the market for the security or the greater the percentage that the proposed aggregate purchases or sales represent of average daily trading volume, the greater the potential for accounts that make subsequent purchases or sales to receive a less favorable price.

•

When a portfolio manager intends to trade the same security for more than one account, The Boston Company policy generally requires that such orders be “bunched,” which means that the trades for the individual accounts are aggregated and each portfolio receives the same average price. Some accounts may not be eligible for bunching for contractual reasons (such as directed brokerage arrangements). Circumstances may also arise where the trader believes that bunching the orders may not result in the best possible price. Where those accounts or circumstances are involved, The Boston Company will place the order in a manner intended to result in as favorable a price as possible for such client.

•

To ensure that trades are being allocated in a fair and equitable manner consistent with its policies, performance dispersion among portfolios in all of The Boston Company’s investment strategies is reviewed on a monthly basis. While it is not practicable to examine each individual trade allocation, this performance analysis for strategy-specific portfolio groups provides a reasonable basis to confirm adherence to policy or to highlight potential outliers.

Personal Interest

Potential Conflict:    A portfolio manager may favor an account if the portfolio manager has a beneficial interest in the account, in order to benefit a large client or to compensate a client that had poor returns. For example, if the portfolio manager held an interest in a mutual fund that was one of the accounts managed by the portfolio manager, the portfolio manager would have an economic incentive to favor the account in which the portfolio manager held an interest.

•

All accounts with the same or similar investment objectives are part of a trading group. All accounts in a particular trading group are managed and traded identically taking into account client imposed restrictions or cash flows. As a result of this management and trading style an account in a trading group cannot be treated any differently than any other account in that trading group.

Outside Affiliations and Directorship

Potential Conflict:    Employees may serve as directors, officers or general partners of certain outside entities after obtaining the appropriate approvals in compliance with the Code of Conduct and BNY Mellon’s Corporate Policy on Outside Directorships and Offices (Policy I-A.022). However, in view of the potential conflicts of interest and the possible liability for The Boston Company, its affiliates and its employees, employees are urged to be cautious when considering serving as directors, officers, or general partners of outside entities.

•

In addition to completing the reporting requirements set forth in the BNY Mellon corporate policies, employees should ensure that their service as an outside director, officer or general partner does not interfere with the discharge of their job responsibilities and must recognize that their primary obligation is to complete their assigned responsibilities at The Boston Company in a timely manner.

Proxy Voting

Potential Conflict:    Whenever The Boston Company owns the securities of client or prospective client in fiduciary accounts there is a potential conflict between the interests of the firm and the interests of the beneficiaries of our client accounts.

•

Material conflicts of interest are addressed through the establishment of our parent company’s Proxy Committee structure. It applies detailed, pre-determined proxy voting guidelines in an objective and consistent manner across client accounts, based on internal and external research and recommendations provided by a third party vendor, and without consideration of any client relationship factors. Further, The Boston Company engages a third party as an independent fiduciary to vote all proxies for BNY Mellon securities and Fund securities.

Personal Trading

Potential Conflict:    There is an inherent conflict where a portfolio manager manages personal accounts alongside client accounts. Further, there is a conflict where other employees in the firm know of portfolio decisions in advance of trade execution and could potentially use this information to their advantage and to the disadvantage of The Boston Company’s clients.

•

Subject to the personal Securities Trading Policy, employees of The Boston Company may buy and sell securities which are recommended to its clients; however, no employee is permitted to do so (a) where such purchase or sale would affect the market price of such securities, or (b) in anticipation of the effect of such recommendation on the market price.

•

Consistent with the Securities Trading Policy relating to Investment Employees (which includes all Access Persons), approval will be denied for sales/purchases of securities for which investment transactions are pending and, at minimum, for two business days after transactions for the security were completed for client accounts. Portfolio managers are prohibited from trading in a security for seven days before and after transactions in that security are completed for client accounts managed by that portfolio manager.

Client Commission Arrangements

Potential Conflict:    Use of client commissions to pay for services that benefit The Boston Company and not client accounts.

•

It is the policy of The Boston Company to enter into client commission arrangements in a manner which will ensure the availability of the safe harbor provided by Section 28(e) of the Securities Exchange Act of 1934 and which will ensure that the firm meets its fiduciary obligations for seeking to obtain best execution for its clients. Client commissions may be used for services that qualify as “research” or brokerage.” All 3rd Party Commission services are justified in writing by the user specifically noting how the service will assist in the investment decision making process and approved by the Brokerage Practices Committee.

Consultant Business

Potential Conflict:    Many of The Boston Company’s clients retain consulting firms to assist it in selecting investment managers. Some of these consulting firms provide services to both those who hire investment managers (i.e. clients) and to investment management firms. The Boston Company may pay to attend conferences sponsored by consulting firms and/or purchase services from consulting firms where it believes those services will be useful to it in operating its investment management business.

•	The Boston Company does not pay referral fees to consultants.

Gifts

Potential Conflict:    Where investment personnel are offered gifts or entertainment by business associates that assist them in making or executing portfolio decisions or recommendations for client accounts a potential conflict exists. The Code of Conduct sets forth broad requirements for accepting gifts and entertainment. The Boston Company’s Gift Policy supplements the Code of Conduct and provides further clarification for The Boston Company employees.

•

The Boston Company has established a Gift Policy that supplements the BNY Mellon Code of Conduct and which requires certain reporting and/or prior approval when accepting gifts and entertainment valued in excess of predetermined ranges. On a quarterly basis The Boston Company Compliance Personnel review the gifts and entertainment accepted by The Boston Company Employees to ensure compliance with the BNY Mellon Code of Conduct and The Boston Company Gift Policy.

Affiliated Brokerage

Potential Conflict:    The Boston Company is affiliated with certain BNY Mellon affiliated broker dealers.

•

The Boston Company does not execute brokerage transactions directly with BNY Mellon affiliated brokers. An exception to this prohibition is where a client has provided affirmative written direction to The Boston Company to execute trades through a BNY Mellon affiliated broker as part of a directed brokerage arrangement that the client has with such affiliated broker. The Boston Company also maintains Affiliated Brokerage and Underwriting Policy and Procedures.

Compensation:

Portfolio managers: With the exception of the most senior portfolio managers in The Boston Company (described separately below), the portfolio managers’ cash compensation is comprised primarily of a market-based salary and incentive compensation, including both annual and long-term retention incentive awards. Portfolio managers are eligible to receive annual cash bonus awards from the Annual Incentive Plan, and annual incentive opportunities are pre-established for each individual based upon competitive industry compensation benchmarks. Actual individual awards are determined based on The Boston Company’s financial performance, individual investment performance, individual contribution and other qualitative factors.

Select senior portfolio managers: Select senior portfolio managers participate in a more formal structured compensation plan. This plan is designed to compensate The Boston Company’s top investment professionals for superior investment performance and business results. It is a two stage model: an opportunity range is determined based on level of current business (AUM, revenue) and an assessment of long term business value (growth, retention, development). A significant portion of the opportunity awarded is structured and based upon the one-year, three-year, and five-year (three-year and five-year weighted more heavily) pre-tax performance of the portfolio manager’s accounts relative to the performance of the appropriate peer groups. Other factors considered in determining the award are individual qualitative performance based on seven discretionary factors (e.g. leadership, teamwork, etc.), and the asset size and revenue growth or retention of the products managed. In addition, awards for portfolio managers that manage alternative strategies are partially based on a portion of the fund’s realized performance fee.

Research analysts: For research analysts and other investment professionals, incentive pools are distributed to the respective product teams (in the aggregate) based upon product performance relative to The Boston Company-wide performance measured on the same basis as described above. Further allocations are made to specific team members by the product portfolio manager based upon sector contribution and other qualitative factors.

Long Term Retention Incentive Plan: All portfolio managers and analysts are also eligible to participate in The Boston Company Asset Management Long Term Retention Incentive Plan. This plan provides for an annual award, payable in cash and/or Bank of New York Mellon restricted stock (three-year cliff vesting period for both). The value of the cash portion of the award earns interest during the vesting period based upon the growth in The Boston Company’s net income (capped at 20% and with a minimum payout of the Bank of New York Mellon 3-year CD rate).

Incentive compensation awards are generally subject to management discretion and pool funding availability. Funding for The Boston Company Annual Incentive Plan and Long Term Retention Incentive Plan is through a pre-determined fixed percentage of overall The Boston Company profitability. Awards are paid in cash on an annual basis. However, some portfolio managers may receive a portion of their annual incentive award in deferred vehicles.

Turner Investment Partners, Inc.

The portfolio managers of the Mid Cap Growth Equity Fund are Christopher K. McHugh, Tara R. Hedlund and Jason D. Schrotberger.

Other Accounts Managed:

	Number of Accounts Managed*		Total Assets*			Number of Accounts Managed for which Advisory Fee is Performance- Based*		Total Assets*
Christopher K. McHugh
Registered investment companies**	[	]	$	[	]	[	]	$	[	]
Other pooled investment vehicles	[	]	$	[	]	[	]	$	[	]
Other accounts	[	]	$	[	]	[	]	$	[	]
Tara R. Hedlund
Registered investment companies**	[	]	$	[	]	[	]	$	[	]
Other pooled investment vehicles	[	]	$	[	]	[	]	$	[	]
Other accounts	[	]	$	[	]	[	]	$	[	]
Jason D. Schrotberger
Registered investment companies**	[	]	$	[	]	[	]	$	[	]
Other pooled investment vehicles	[	]	$	[	]	[	]	$	[	]
Other accounts	[	]	$	[	]	[	]	$	[	]

*	The information provided is as of December 31, 2009.
**	Does not include the Mid Cap Growth Equity Fund.

Ownership of Securities:

As of December 31, 2009, the portfolio managers did not own any shares of the Mid Cap Growth Equity Fund.

Conflicts of Interest:

As is typical for many money managers, potential conflicts of interest may arise related to Turner’s management of accounts including the Fund where not all accounts are able to participate in a desired IPO, or other limited opportunity, relating to use of soft dollars and other brokerage practices, related to the voting of proxies, employee personal securities trading, and relating to a variety of other circumstances. In all cases, however, Turner believes it has written policies and procedures in place reasonably designed to prevent violations of the federal securities laws and to prevent material conflicts of interest from arising. Please also see Turner’s Form ADV, Part II for a description of some of its policies and procedures in this regard.

Compensation:

Turner’s investment professionals receive a base salary commensurate with their level of experience. Turner’s goal is to maintain competitive base salaries through review of industry standards, market conditions, and salary surveys. Bonus compensation, which is a multiple of base salary, is based on the performance of each individual’s sector and portfolio assignments relative to appropriate market benchmarks. In addition, each employee is eligible for equity awards. Turner believes this compensation provides incentive to attract and retain highly qualified people.

The objective performance criteria noted above accounts for 90% of the bonus calculation. The remaining 10% is based upon subjective, “good will” factors including teamwork, interpersonal relations, the individual’s contribution to overall success of the firm, media and client relations, presentation skills, and professional development. Portfolio managers/analysts are reviewed on an annual basis. The Chief Investment Officer, Robert E. Turner, CFA, is responsible for setting base salaries, bonus targets, and making all subjective judgments related to an investment professionals’ compensation.

Victory Capital Management Inc.

The portfolio managers of the Core Opportunities Fund are Lawrence G. Babin, Paul D. Danes and Carolyn M. Rains.

Other Accounts Managed:

	Number of Accounts Managed*		Total Assets*			Number of Accounts Managed for which Advisory Fee is Performance- Based*		Total Assets*
Lawrence G. Babin
Registered investment companies**	[	]	$	[	]	[	]	$	[	]
Other pooled investment vehicles	[	]	$	[	]	[	]	$	[	]
Other accounts	[	]	$	[	]	[	]	$	[	]
Paul D. Danes
Registered investment companies**	[	]	$	[	]	[	]	$	[	]
Other pooled investment vehicles	[	]	$	[	]	[	]	$	[	]
Other accounts	[	]	$	[	]	[	]	$	[	]
Carolyn M. Danes
Registered investment companies**	[	]	$	[	]	[	]	$	[	]
Other pooled investment vehicles	[	]	$	[	]	[	]	$	[	]
Other accounts	[	]	$	[	]	[	]	$	[	]

*	The information provided is as of December 31, 2009.
**	Does not include the Core Opportunities Fund.

Ownership of Securities:

As of December 31, 2009, the portfolio managers did not own any shares of the Core Opportunities Fund.

Conflicts of Interest:

In managing other investment companies, other pooled investment vehicles and other accounts, Victory Capital may employ strategies similar to those employed by the Fund. As a result, these other accounts may invest in the same securities as the Fund.

Compensation:

The portfolio managers of the Fund each receives a base salary plus an annual incentive bonus for managing the Fund, other investment companies, other pooled investment vehicles and other accounts (including other accounts for which Victory Capital receives a performance fee). A manager’s base salary is dependent on the manager’s level of experience and expertise. Victory Capital monitors each manager’s base salary relative to salaries paid for similar positions with peer firms by reviewing data provided by various consultants that specialize in competitive salary information.

A portfolio manager’s annual incentive bonus is based on the manager’s individual and investment performance results. Victory Capital establishes a “target” incentive for each portfolio manager based on the manager’s level of experience and expertise in the manager’s investment style. This target is set at a percentage of base salary, generally ranging from 40% to 150%. Individual performance is based on balanced scorecard objectives established annually during the first quarter of the fiscal year, and is assigned a 50% weighting.

Individual performance metrics include portfolio structure and positioning as determined by a consultant, research, asset growth, client retention, presentation skills, marketing to prospective clients and contribution to KeyCorp’s corporate philosophy and values, such as leadership and teamwork. Investment performance is based on investment performance of each portfolio manager’s portfolio or Fund relative to a selected peer group(s), and is assigned a 50% weighting. The overall performance results of the Fund and all similarly-managed investment companies, pooled investment vehicles and other accounts are compared to the performance information of a peer group of similarly-managed competitors, as supplied by third party analytical agencies. The manager’s performance versus the peer group then determines the final incentive amount, which generally ranges from zero to 150% of the “target,” depending on results. For example, performance in an upper decile may result in an incentive bonus that is 150% of the “target” while below-average performance may result in an incentive bonus as low as zero. Performance results for a manager are based on the composite performance of all accounts managed by that manager on a combination of one and three year rolling performance. Composite performance is calculated on a pre-tax basis and does not reflect applicable fees.

The Fund’s portfolio managers participate in Victory Capital’s long-term incentive plan, the results for which are based on the Victory Capital’s business results (the “Adviser Incentive Plan”). In addition to the Adviser Incentive Plan, each of the Fund’s portfolio managers may earn long-term incentive compensation based on a percentage of the incremental, year-over-year growth in revenue to Victory Capital attributable to fees paid by all investment companies, other pooled investment vehicles and other accounts that employ strategies similar to those employed by the Fund.

Waddell & Reed Investment Management Company

The portfolio managers of the Small Cap Growth Equity Fund are Mark G. Seferovich and Kenneth G. McQuade.

Other Accounts Managed:

	Number of Accounts Managed*		Total Assets*			Number of Accounts Managed for which Advisory Fee is Performance- Based*		Total Assets*
Mark G. Seferovich
Registered investment companies**	[	]	$	[	]	[	]	$	[	]
Other pooled investment vehicles	[	]	$	[	]	[	]	$	[	]
Other accounts	[	]	$	[	]	[	]	$	[	]
Kenneth G. McQuade
Registered investment companies**	[	]	$	[	]	[	]	$	[	]
Other pooled investment vehicles	[	]	$	[	]	[	]	$	[	]
Other accounts	[	]	$	[	]	[	]	$	[	]

*	The information provided is as of December 31, 2009.
**	Does not include the Small Cap Growth Equity Fund.

Ownership of Securities:

As of December 31, 2009, the portfolio managers did not own any shares of the Small Cap Growth Equity Fund.

Conflicts of Interest:

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one Fund or account, such as the following:

•	The management of multiple Funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each Fund and/or other account.

•

Simultaneous transactions in the same security are likely when a Fund and other funds and/or accounts are managed by the same portfolio manager. In that situation, the transactions are allocated, both as to amount and price, to the Fund and other funds and/or accounts pursuant to Waddell & Reed’s Allocation Procedures. In some cases, this method of allocation may adversely affect the price paid or received by the Fund and the size of the security position obtainable for the Fund.

Waddell & Reed and the Funds have adopted certain compliance procedures, including the Code of Ethics, which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Compensation:

Waddell & Reed believes that, integral to the retention of investment professionals are: a) a competitive base salary that is commensurate with the individual’s level of experience and responsibility; b) an attractive bonus structure linked to investment performance, described below; and c) eligibility for a stock incentive plan in shares of Waddell & Reed Financial, Inc. (“WDR”) that rewards teamwork. Awards of equity-based compensation typically vest over time, so as to create an incentive to retain key talent; and d) to the extent a portfolio manager also manages institutional separate accounts, he or she will share in a percentage of the revenues earned, on behalf of such accounts, by Waddell & Reed.

Portfolio managers can receive significant annual performance-based bonuses. The better the pre-tax performance of the portfolio relative to an appropriate benchmark, the more bonus compensation the manager receives. The primary benchmark is the portfolio manager’s percentile ranking against the performance of managers of the same investment style at other firms. Half of a portfolio manager’s bonus is based upon a three-year period, and half is based upon a one-year period. For truly exceptional results, bonuses can be several multiples of base salary. In cases where portfolio managers have more than one portfolio to manage, all the portfolios are similar in investment style and all are taken into account in determining bonuses. Thirty percent of annual performance-based bonuses is deferred for a three-year period. During that time, the deferred portion of bonuses is deemed invested in one or more mutual funds managed by Waddell & Reed (or its affiliate), with a minimum of 50% of the deferred bonus required to be invested in a mutual fund managed by the portfolio manager. In addition to the deferred portion of bonuses being deemed invested in mutual funds managed by Waddell & Reed (or its affiliate), WDR’s 401(k) plan offers mutual funds managed by Waddell & Reed (or its affiliate) as investment options. No compensation is based upon the amount of the mutual fund assets under management.

Wellington Management Company, LLP

The portfolio manager of the Fundamental Value Fund is Karen H. Grimes.

Other Accounts Managed:

	Number of Accounts Managed*		Total Assets*			Number of Accounts Managed for which Advisory Fee is Performance- Based*		Total Assets*
Karen H. Grimes
Registered investment companies**	[	]	$	[	]	[	]	$	[	]
Other pooled investment vehicles	[	]	$	[	]	[	]	$	[	]
Other accounts	[	]	$	[	]	[	]	$	[	]

*	The information provided is as of December 31, 2009.
**	Does not include the Fundamental Value Fund.

Ownership of Securities:

As of December 31, 2009, the portfolio manager did not own any shares of the Fundamental Value Fund.

The portfolio managers of the Mid Cap Growth Equity Fund are Michael T. Carmen and Mario E. Abularach.

Other Accounts Managed:

	Number of Accounts Managed*		Total Assets*			Number of Accounts Managed for which Advisory Fee is Performance- Based*		Total Assets*
Michael T. Carmen
Registered investment companies**	[	]	$	[	]	[	]	$	[	]
Other pooled investment vehicles	[	]	$	[	]	[	]	$	[	]
Other accounts	[	]	$	[	]	[	]	$	[	]
Mario E. Abularach
Registered investment companies**	[	]	$	[	]	[	]	$	[	]
Other pooled investment vehicles	[	]	$	[	]	[	]	$	[	]
Other accounts	[	]	$	[	]	[	]	$	[	]

*	The information provided is as of December 31, 2009.
**	Does not include the Mid Cap Growth Equity Fund.

Ownership of Securities:

As of December 31, 2009, the portfolio managers did not own any shares of the Mid Cap Growth Equity Fund.

The portfolio managers of the Small Cap Value Equity Fund are Shaun F. Pedersen and Timothy J. McCormack.

Other Accounts Managed:

	Number of Accounts Managed*		Total Assets*			Number of Accounts Managed for which Advisory Fee is Performance- Based*		Total Assets*
Shaun F. Pedersen
Registered investment companies**	[	]	$	[	]	[	]	$	[	]
Other pooled investment vehicles	[	]	$	[	]	[	]	$	[	]
Other accounts	[	]	$	[	]	[	]	$	[	]
Timothy J. McCormack
Registered investment companies**	[	]	$	[	]	[	]	$	[	]
Other pooled investment vehicles	[	]	$	[	]	[	]	$	[	]
Other accounts	[	]	$	[	]	[	]	$	[	]

*	The information provided is as of December 31, 2009.
**	Does not include the Small Cap Value Equity Fund.

Ownership of Securities:

As of December 31, 2009, the portfolio managers did not own any shares of the Small Cap Value Equity Fund.

The portfolio managers of the Small Cap Growth Equity Fund are Kenneth L. Abrams, Daniel J. Fitzpatrick, Steven C. Angeli, Mario E. Abularach and Stephen C. Mortimer.

Other Accounts Managed:

	Number of Accounts Managed*		Total Assets*			Number of Accounts Managed for which Advisory Fee is Performance- Based*		Total Assets*
Kenneth L. Abrams
Registered investment companies**	[	]	$	[	]	[	]	$	[	]
Other pooled investment vehicles	[	]	$	[	]	[	]	$	[	]
Other accounts	[	]	$	[	]	[	]	$	[	]
Daniel J. Fitzpatrick
Registered investment companies**	[	]	$	[	]	[	]	$	[	]
Other pooled investment vehicles	[	]	$	[	]	[	]	$	[	]
Other accounts	[	]	$	[	]	[	]	$	[	]
Steven C. Angeli
Registered investment companies**	[	]	$	[	]	[	]	$	[	]
Other pooled investment vehicles	[	]	$	[	]	[	]	$	[	]
Other accounts	[	]	$	[	]	[	]	$	[	]
Mario E. Abularach
Registered investment companies**	[	]	$	[	]	[	]	$	[	]
Other pooled investment vehicles	[	]	$	[	]	[	]	$	[	]
Other accounts	[	]	$	[	]	[	]	$	[	]
Stephen C. Mortimer
Registered investment companies**	[	]	$	[	]	[	]	$	[	]
Other pooled investment vehicles	[	]	$	[	]	[	]	$	[	]
Other accounts	[	]	$	[	]	[	]	$	[	]

*	The information provided is as of December 31, 2009.
**	Does not include the Small Cap Growth Equity Fund.

Ownership of Securities:

As of December 31, 2009, the portfolio managers did not own any shares of the Small Cap Growth Equity Fund.

Conflicts of Interest:

Individual investment professionals at Wellington Management manage multiple accounts for multiple clients. These accounts may include mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, insurance companies, foundations, or separately managed account programs sponsored by financial intermediaries), bank common trust accounts, and hedge funds. Each Fund’s managers listed in the prospectus who are primarily responsible for the day-to-day management of the Funds (“Investment Professionals”) generally manage accounts in several different investment styles. These accounts may have investment objectives, strategies, time horizons, tax considerations, and risk profiles that differ from those of the relevant Fund. The Investment Professionals make investment decisions for each account, including the relevant Fund, based on the investment objectives, policies, practices, benchmarks, cash flows, tax and other relevant investment considerations applicable to that account. Consequently, the Investment Professionals may purchase or sell securities, including IPOs, for one account and not another account, and the performance of securities purchased for one account may vary from the performance of securities purchased for other accounts. Alternatively, these accounts may be managed in a similar fashion to the relevant Fund and thus the accounts may have similar, and in some cases nearly identical, objectives, strategies and/or holdings to that of the relevant Fund.

An Investment Professional or other investment professionals at Wellington Management may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of the relevant Fund, or make investment decisions that are similar to those made for the relevant Fund, both of which have the potential to adversely impact the relevant Fund depending on market conditions. For example, an investment professional may purchase a security in one account while appropriately selling that same security in another account. Similarly, an investment professional may purchase the same security for the relevant Fund and one or more other accounts at or about the same time, and in those instances the other accounts will have access to their respective holdings prior to the public disclosure of the relevant Funds’ holdings. In addition, some of these accounts have fee structures, including performance fees, which are or have the potential to be higher, in some cases significantly higher, than the fees Wellington Management receives for managing the Funds. Messrs. Angeli and Carmen also manage hedge funds, which pay performance allocations to Wellington Management or its affiliates. Because incentive payments paid by Wellington Management to the Investment Professionals are tied to revenues earned by Wellington Management, and where noted, to the performance achieved by the manager in each account, the incentives associated with any given account may be significantly higher or lower than those associated with other accounts managed by a given Investment Professional. Finally, the Investment Professionals may hold shares or investments in the other pooled investment vehicles and/or other accounts identified above.

Wellington Management’s goal is to meet its fiduciary obligation to treat all clients fairly and provide high quality investment services to all of its clients. Wellington Management has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, which it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, Wellington Management monitors a variety of areas, including compliance with primary account guidelines, the allocation of IPOs, and compliance with the firm’s Code of Ethics, and places additional investment restrictions on investment professionals who manage hedge funds and certain other accounts. Furthermore, senior investment and business personnel at Wellington Management periodically review the performance of Wellington Management’s investment professionals. Although Wellington Management does not track the time an investment professional spends on a single account, Wellington Management does periodically assess whether an investment professional has adequate time and resources to effectively manage the investment professional’s various client mandates.

Compensation:

Wellington Management receives a fee based on the assets under management of each Fund as set forth in the Subadvisory Agreements between Wellington Management and MassMutual with respect to each Fund. Wellington Management pays its investment professionals out of its total revenues and other resources, including the advisory fees earned with respect to each Fund. The following information relates to the fiscal year ended December 31, 2009.

Wellington Management’s compensation structure is designed to attract and retain high-caliber investment professionals necessary to deliver high quality investment management services to its clients. Wellington Management’s compensation of the Funds’ managers listed in the prospectus who are primarily responsible for the day-to-day management of each Fund (“Investment Professionals”) includes a base salary and incentive components. The base salary for each Investment Professional who is a partner of Wellington Management is determined by the Managing Partners of the firm. A partner’s base salary is generally a fixed amount that may change as a result of an annual review. The base salaries for the other Investment Professionals are determined by the Investment Professionals’ experience and performance in their roles as Investment Professionals. Base salaries for Wellington Management’s employees are reviewed annually and may be adjusted based on the recommendation of an Investment Professional’s manager, using guidelines established by Wellington Management’s Compensation Committee, which has final oversight responsibility for base salaries of employees of the firm. Each Investment Professional is eligible to receive an incentive payment based on the revenues earned by Wellington Management from the Fund managed by the Investment Professional and generally each other account managed by such Investment Professional. Each Investment Professional’s incentive payment relating to the Fund is linked to the gross pre-tax performance of the portion of the Fund managed by the Investment Professional compared to the benchmark index and/or peer group identified below over one and three year periods, with an emphasis on three year results. Wellington Management applies similar incentive compensation structures (although the benchmarks or peer groups, time periods and rates may differ) to other accounts managed by these Investment Professionals, including accounts with performance fees. Portfolio incentives across all accounts managed by an investment professional can, and typically do, represent a significant portion of an investment professional’s overall compensation; incentive compensation varies significantly by individual and can vary significantly from year to year. The Investment Professionals may also be eligible for bonus payments based on their overall contribution to Wellington Management’s business operations. Senior management at Wellington Management may reward individuals as it deems appropriate based on factors other than account performance. Each partner of Wellington Management is eligible to participate in a partner-funded tax qualified retirement plan, the contributions to which are made pursuant to an actuarial formula. Messrs. Abrams, Angeli, Carmen, McCormack, Mortimer and Ms. Grimes are partners of the firm.

Fund	Benchmark and/or Peer Group
Fundamental Value Fund	Russell 1000 Value Index
Mid Cap Growth Equity Fund	Russell Mid Cap Growth Index
Small Cap Value Equity Fund	Russell 2500 Value Index
Small Cap Growth Equity Fund (portfolio managed by Messrs. Abrams and Fitzpatrick)	Russell 2000 Index
Small Cap Growth Equity Fund (portfolio managed by Messrs. Angeli, Abularach and Mortimer)	Russell 2500 Growth Index

Western Asset Management Company

A team of investment professionals led by Chief Investment Officer Stephen A. Walsh, CIO Emeritis S. Kenneth Leech and portfolio managers Edward A. Moody, Carl L. Eichstaedt, Mark S. Lindbloom and Michael C. Buchanan, manages the portion of the Strategic Bond Fund’s and the Strategic Balanced Fund’s assets allocated to Western Asset.

Messrs. Walsh and Leech are responsible for the strategic oversight of the investments and for supervising the operations of the various sector specialist teams dedicated to the specific asset classes. Messrs. Moody, Eichstaedt, Lindbloom and Buchanan are responsible for portfolio structure, including sector allocation, duration weighting and term structure decisions.

Strategic Bond Fund

Other Accounts Managed:

	Number of Accounts Managed*		Total Assets*			Number of Accounts Managed for which Advisory Fee is Performance- Based*		Total Assets*
Stephen A. Walsh
Registered investment companies**	[	]	$	[	]	[	]	$	[	]
Other pooled investment vehicles	[	]	$	[	]	[	]	$	[	]
Other accounts	[	]	$	[	]	[	]	$	[	]
S. Kenneth Leech
Registered investment companies**	[	]	$	[	]	[	]	$	[	]
Other pooled investment vehicles	[	]	$	[	]	[	]	$	[	]
Other accounts	[	]	$	[	]	[	]	$	[	]
Edward A. Moody
Registered investment companies**	[	]	$	[	]	[	]	$	[	]
Other pooled investment vehicles	[	]	$	[	]	[	]	$	[	]
Other accounts	[	]	$	[	]	[	]	$	[	]
Carl L. Eichstaedt
Registered investment companies**	[	]	$	[	]	[	]	$	[	]
Other pooled investment vehicles	[	]	$	[	]	[	]	$	[	]
Other accounts	[	]	$	[	]	[	]	$	[	]
Mark S. Lindbloom
Registered investment companies**	[	]	$	[	]	[	]	$	[	]
Other pooled investment vehicles	[	]	$	[	]	[	]	$	[	]
Other accounts	[	]	$	[	]	[	]	$	[	]
Michael C. Buchanan
Registered investment companies**	[	]	$	[	]	[	]	$	[	]
Other pooled investment vehicles	[	]	$	[	]	[	]	$	[	]
Other accounts	[	]	$	[	]	[	]	$	[	]

*	The information provided is as of December 31, 2009.
**	Does not include the Strategic Bond Fund.

Ownership of Securities:

As of December 31, 2009, the portfolio managers did not own any shares of the Strategic Bond Fund.

Strategic Balanced Fund

Other Accounts Managed:

	Number of Accounts Managed*		Total Assets*			Number of Accounts Managed for which Advisory Fee is Performance- Based*		Total Assets*
Stephen A. Walsh
Registered investment companies**	[	]	$	[	]	[	]	$	[	]
Other pooled investment vehicles	[	]	$	[	]	[	]	$	[	]
Other accounts	[	]	$	[	]	[	]	$	[	]
S. Kenneth Leech
Registered investment companies**	[	]	$	[	]	[	]	$	[	]
Other pooled investment vehicles	[	]	$	[	]	[	]	$	[	]
Other accounts	[	]	$	[	]	[	]	$	[	]
Edward A. Moody
Registered investment companies**	[	]	$	[	]	[	]	$	[	]
Other pooled investment vehicles	[	]	$	[	]	[	]	$	[	]
Other accounts	[	]	$	[	]	[	]	$	[	]
Carl L. Eichstaedt
Registered investment companies**	[	]	$	[	]	[	]	$	[	]
Other pooled investment vehicles	[	]	$	[	]	[	]	$	[	]
Other accounts	[	]	$	[	]	[	]	$	[	]
Mark S. Lindbloom
Registered investment companies**	[	]	$	[	]	[	]	$	[	]
Other pooled investment vehicles	[	]	$	[	]	[	]	$	[	]
Other accounts	[	]	$	[	]	[	]	$	[	]
Michael C. Buchanan
Registered investment companies**	[	]	$	[	]	[	]	$	[	]
Other pooled investment vehicles	[	]	$	[	]	[	]	$	[	]
Other accounts	[	]	$	[	]	[	]	$	[	]

*	The information provided is as of December 31, 2009.
**	Does not include the Strategic Balanced Fund.

Ownership of Securities:

As of December 31, 2009, the portfolio managers did not own any shares of the Strategic Balanced Fund.

Note:    The numbers above reflect the overall number of portfolios managed by Western Asset. Messrs. Leech and Walsh are involved in the management of all the Firm’s portfolios, but they are not solely responsible for particular portfolios. Western’s investment discipline emphasizes a team approach that combines the efforts of groups of specialists working in different market sectors. The individuals that have been identified are responsible for overseeing implementation of the Firm’s overall investment ideas and coordinating the work of the various sector teams. This structure ensures that client portfolios benefit from a consensus that draws on the expertise of all team members.

Conflicts of Interest:

Western Asset has adopted compliance policies and procedures to address a wide range of potential conflicts of interest that could directly impact client portfolios. For example, potential conflicts of interest may arise in connection with the management of multiple portfolios (including portfolios managed in a personal capacity). These could include potential conflicts of interest related to the knowledge and timing of a portfolio’s trades, investment opportunities and broker selection. Portfolio managers may be privy to the size, timing and possible market impact of a portfolio’s trades.

It is possible that an investment opportunity may be suitable for both a portfolio and other accounts managed by a portfolio manager, but may not be available in sufficient quantities for both the portfolio and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by a portfolio and another account. A conflict may arise where the portfolio manager may have an incentive to treat an account preferentially as compared to a portfolio because the account pays a performance-based fee or the portfolio manager, Western Asset or an affiliate has an interest in the account. Western Asset has adopted procedures for allocation of portfolio transactions and investment opportunities across multiple client accounts on a fair and equitable basis over time. All eligible accounts that can participate in a trade share the same price on a pro-rata allocation basis to ensure that no conflict of interest occurs. Trades are allocated among similarly managed accounts to maintain consistency of portfolio strategy, taking into account cash availability, investment restrictions and guidelines, and portfolio composition versus strategy.

With respect to securities transactions, Western Asset determines which broker or dealer to use to execute each order, consistent with their duty to seek best execution of the transaction. However, with respect to certain other accounts (such as pooled investment vehicles that are not registered investment companies and other accounts managed for organizations and individuals), Western Asset may be limited by the client with respect to the selection of brokers or dealers or may be instructed to direct trades through a particular broker or dealer. In these cases, trades for a portfolio in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of a portfolio or the other account(s) involved. Additionally, the management of multiple portfolios and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each portfolio and/or other account. Western Asset’s team approach to portfolio management and block trading approach works to limit this potential risk.

Western Asset also maintains a gift and entertainment policy to address the potential for a business contact to give gifts or host entertainment events that may influence the business judgment of an employee. Employees are permitted to retain gifts of only a nominal value and are required to make reimbursement for entertainment events above a certain value. All gifts (except those of a de minimus value) and entertainment events that are given or sponsored by a business contact are required to be reported in a gift and entertainment log which is reviewed on a regular basis for possible issues.

Employees of Western Asset have access to transactions and holdings information regarding client accounts and Western Asset’s overall trading activities. This information represents a potential conflict of interest because employees may take advantage of this information as they trade in their personal accounts. Accordingly, Western Asset maintains a Code of Ethics that is compliant with Rule 17j-1 and Rule 204A-1 to address personal trading. In addition, the Code of Ethics seeks to establish broader principles of good conduct and fiduciary responsibility in all aspects of the Western Asset’s business. The Code of Ethics is administered by the Legal and Compliance Department and monitored through the Western Asset’s compliance monitoring program.

Western Asset may also face other potential conflicts of interest with respect to managing client assets, and the description above is not a complete description of every conflict of interest that could be deemed to exist. Western Asset also maintains a compliance monitoring program and engages independent auditors to conduct a SAS 70 audit on an annual basis. These steps help to ensure that potential conflicts of interest have been addressed.

Please refer to Western Asset’s Code of Ethics for detailed information.

Compensation:

At Western Asset, one compensation methodology covers all products and functional areas.

Western Asset’s compensation philosophy assigns each position a total compensation “target” which is derived from annual market surveys that benchmark each role with their job function and peer universe. This method is designed to reward employees with total compensation reflective of the external market value of their skills, experience, and ability to produce desired results.

Standard compensation includes competitive base salaries, generous employee benefits, and a retirement plan which includes an employer match and discretionary profit sharing.

In addition, discretionary bonuses make up a variable component of total compensation. Bonuses are structured to reward employees for contributions to the Firm as well as relative performance of their specific portfolios/product and are determined by the professional’s job function and performance as measured by a formal review process. All bonuses are completely discretionary, and usually distributed in May.

All employees are eligible for the long-term incentives compensation package. At Western Asset, the total compensation package is the same for all employees with respect to the elements that comprise total compensation (base salary, benefits and incentive compensation).

Western Asset Management Company Limited

Chief Investment Officer Stephen A. Walsh, CIO Emeritis S. Kenneth Leech and portfolio manager Detlev S. Schlichter, manage the portion of the Strategic Bond Fund’s and the Strategic Balanced Fund’s assets allocated to Western Asset Limited.

Messrs. Walsh and Leech are responsible for the strategic oversight of the investments and for supervising the operations of the various sector specialist teams dedicated to the specific asset classes. Mr. Schlichter is responsible for portfolio structure, including sector allocation, duration weighting and term structure decisions.

Strategic Bond Fund

Other Accounts Managed:

	Number of Accounts Managed*		Total Assets*			Number of Accounts Managed for which Advisory Fee is Performance- Based*		Total Assets*
Stephen A. Walsh
Registered investment companies**	[	]	$	[	]	[	]	$	[	]
Other pooled investment vehicles	[	]	$	[	]	[	]	$	[	]
Other accounts	[	]	$	[	]	[	]	$	[	]
S. Kenneth Leech
Registered investment companies**	[	]	$	[	]	[	]	$	[	]
Other pooled investment vehicles	[	]	$	[	]	[	]	$	[	]
Other accounts	[	]	$	[	]	[	]	$	[	]
Detler S. Schlichter
Registered investment companies**	[	]	$	[	]	[	]	$	[	]
Other pooled investment vehicles	[	]	$	[	]	[	]	$	[	]
Other accounts	[	]	$	[	]	[	]	$	[	]

*	The information provided is as of December 31, 2009.
**	Does not include the Strategic Bond Fund.

Ownership of Securities:

As of December 31, 2009, the portfolio managers did not own any shares of the Strategic Bond Fund.

Strategic Balanced Fund

Other Accounts Managed:

	Number of Accounts Managed*		Total Assets*			Number of Accounts Managed for which Advisory Fee is Performance- Based*		Total Assets*
Stephen A. Walsh
Registered investment companies**	[	]	$	[	]	[	]	$	[	]
Other pooled investment vehicles	[	]	$	[	]	[	]	$	[	]
Other accounts	[	]	$	[	]	[	]	$	[	]
S. Kenneth Leech
Registered investment companies**	[	]	$	[	]	[	]	$	[	]
Other pooled investment vehicles	[	]	$	[	]	[	]	$	[	]
Other accounts	[	]	$	[	]	[	]	$	[	]
Detler S. Schlichter
Registered investment companies**	[	]	$	[	]	[	]	$	[	]
Other pooled investment vehicles	[	]	$	[	]	[	]	$	[	]
Other accounts	[	]	$	[	]	[	]	$	[	]

*	The information provided is as of December 31, 2009.
**	Does not include the Strategic Balanced Fund.

Ownership of Securities:

As of December 31, 2009, the portfolio managers did not own any shares of the Strategic Balanced Fund.

Conflicts of Interest:

Western Asset has adopted compliance policies and procedures to address a wide range of potential conflicts of interest that could directly impact client portfolios. For example, potential conflicts of interest may arise in connection with the management of multiple portfolios (including portfolios managed in a personal capacity). These could include potential conflicts of interest related to the knowledge and timing of a portfolio’s trades, investment opportunities and broker selection. Portfolio managers may be privy to the size, timing and possible market impact of a portfolio’s trades.

It is possible that an investment opportunity may be suitable for both a portfolio and other accounts managed by a portfolio manager, but may not be available in sufficient quantities for both the portfolio and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by a portfolio and another account. A conflict may arise where the portfolio manager may have an incentive to treat an account preferentially as compared to a portfolio because the account pays a performance-based fee or the portfolio manager, Western Asset or an affiliate has an interest in the account. Western Asset has adopted procedures for allocation of portfolio transactions and investment opportunities across multiple client accounts on a fair and equitable basis over time. All eligible accounts that can participate in a trade share the same price on a pro-rata allocation basis to ensure that no conflict of interest occurs. Trades are allocated among similarly managed accounts to maintain consistency of portfolio strategy, taking into account cash availability, investment restrictions and guidelines, and portfolio composition versus strategy.

With respect to securities transactions for the Portfolios, Western Asset determines which broker or dealer to use to execute each order, consistent with their duty to seek best execution of the transaction. However, with respect to certain other accounts (such as pooled investment vehicles that are not registered investment companies and other accounts managed for organizations and individuals), Western Asset may be limited by the client with respect to the selection of brokers or dealers or may be instructed to direct trades through a particular broker or dealer. In these cases, trades for a portfolio in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of a portfolio or the other account(s) involved. Additionally, the management of multiple portfolios and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each portfolio and/or other account. Western Asset’s team approach to portfolio management and block trading approach works to limit this potential risk.

Western Asset also maintains a gift and entertainment policy to address the potential for a business contact to give gifts or host entertainment events that may influence the business judgment of an employee. Employees are permitted to retain gifts of only a nominal value and are required to make reimbursement for entertainment events above a certain value. All gifts (except those of a de minimus value) and entertainment events that are given or sponsored by a business contact are required to be reported in a gift and entertainment log which is reviewed on a regular basis for possible issues.

Employees of Western Asset have access to transactions and holdings information regarding client accounts and Western Asset’s overall trading activities. This information represents a potential conflict of interest because employees may take advantage of this information as they trade in their personal accounts. Accordingly, Western Asset maintains a Code of Ethics that is compliant with Rule 17j-1 and Rule 204A-1 to address personal trading. In addition, the Code of Ethics seeks to establish broader principles of good conduct and fiduciary responsibility in all aspects of the Western Asset’s business. The Code of Ethics is administered by the Legal and Compliance Department and monitored through the Western Asset’s compliance monitoring program.

Western Asset may also face other potential conflicts of interest with respect to managing client assets, and the description above is not a complete description of every conflict of interest that could be deemed to exist. Western Asset also maintains a compliance monitoring program and engages independent auditors to conduct a SAS 70 audit on an annual basis. These steps help to ensure that potential conflicts of interest have been addressed.

Please refer to Western Asset’s Code of Ethics for detailed information.

Compensation:

At Western Asset, one compensation methodology covers all products and functional areas.

Western Asset’s compensation philosophy assigns each position a total compensation “target” which is derived from annual market surveys that benchmark each role with their job function and peer universe. This method is designed to reward employees with total compensation reflective of the external market value of their skills, experience, and ability to produce desired results.

Standard compensation includes competitive base salaries, generous employee benefits, and a retirement plan which includes an employer match and discretionary profit sharing.

In addition, discretionary bonuses make up a variable component of total compensation. Bonuses are structured to reward employees for contributions to the Firm as well as relative performance of their specific portfolios/product and are determined by the professional’s job function and performance as measured by a formal review process. All bonuses are completely discretionary, and usually distributed in May.

All employees are eligible for the long-term incentives compensation package. At Western Asset, the total compensation package is the same for all employees with respect to the elements that comprise total compensation (base salary, benefits and incentive compensation).

PART C

Information required to be included in Part C is set forth under the appropriate item, so numbered, in Part C to this Registration Statement.

PART C: OTHER INFORMATION

Item 28: Exhibits

Exhibit A: Copy of Registrant’s Agreement and Declaration of Trust, as amended June 14, 1993.(1)

Exhibit B: Copy of Registrant’s By-Laws, as now in effect.(1)

Exhibit C: None.

Exhibit D:

(1) Copy of Specimen Investment Management Agreement between Registrant and Massachusetts Mutual Life Insurance Company (“MassMutual”) on behalf of each of Registrant’s series, incorporated by reference as Exhibit D(1) to Registrant’s Post-Effective Amendment No. 11 to the Registration Statement filed via EDGAR on April 30, 1999.

(2) Investment Management Agreement between the Trust and MassMutual relating to the MassMutual Select Destination Retirement 2050 Fund dated as of December 17, 2007(7).

(3) Amendment to Investment Management Agreement between the Trust and MassMutual relating to the MassMutual Select Blue Chip Growth Fund dated as of December 3, 2007 (9).

(4) Amendment to Investment Management Agreement between the Trust and MassMutual relating to the MassMutual Select Large Cap Value Fund dated as of April 1, 2008 (9).

(5) Amendment to Investment Management Agreements between the Trust and MassMutual relating to the MassMutual Select Destination Retirement Income Fund, MassMutual Select Destination Retirement 2010 Fund, MassMutual Select Destination Retirement 2020 Fund, MassMutual Select Destination Retirement 2030 Fund, MassMutual Select Destination Retirement 2040 Fund and MassMutual Select Destination Retirement 2050 Fund dated as of April 1, 2008 (9).

(6) Investment Sub-Advisory Agreement between MassMutual and Turner Investment Partners, Inc. relating to the MassMutual Select Mid Cap Growth Equity Fund dated as of November 30, 2007 (7).

(7) Amendment to Investment Sub-Advisory Agreement between MassMutual and Turner Investment Partners, Inc. relating to the MassMutual Select Mid Cap Growth Equity Fund dated as of June 1, 2008 (10).

(8) Investment Sub-Advisory Agreement between MassMutual and Wellington Management Company, LLP relating to the MassMutual Select Mid Cap Growth Equity Fund dated as of November 30, 2007 (7).

(9) Amendment to Investment Sub-Advisory Agreement between MassMutual and Wellington Management Company, LLP relating to the MassMutual Select Mid Cap Growth Equity Fund dated as of June 1, 2008 (10).

(10) Investment Sub-Advisory Agreement between MassMutual and Waddell & Reed Investment Management Company relating to the MassMutual Small Cap Growth Equity Fund (now known as MassMutual Select Small Cap Growth Equity Fund), incorporated by reference to Exhibit D(8) of Registrant’s Post-Effective Amendment No. 11 to the Registration Statement filed via EDGAR on April 30, 1999.

(11) Amendment to Investment Sub-Advisory Agreement between MassMutual and Waddell & Reed Investment Management Company relating to the MassMutual Small Cap Growth Equity Fund (now known as MassMutual Select Small Cap Growth Equity Fund) dated as of June 1, 2008 (10).

(12) Investment Sub-Advisory Agreement between MassMutual and Davis Selected Advisers, L.P. relating to the MassMutual Select Large Cap Value Fund effective as of November 15, 2005 is incorporated by reference to Exhibit D(5) of Registrant’s Post-Effective Amendment No. 34 to the Registration Statement filed via EDGAR on January 13, 2006.

(13) Amendment to Investment Sub-Advisory Agreement between MassMutual and Davis Selected Advisers, L.P. relating to the MassMutual Select Large Cap Value Fund dated as of June 1, 2008 (10).

(14) Investment Sub-Advisory Agreement between MassMutual and Sands Capital Management, Inc. (now known as Sands Capital Management, LLC) relating to the MassMutual Aggressive Growth Fund (now known as MassMutual Select Aggressive Growth Fund) effective as of February 9, 2004 is incorporated by reference to Exhibit D(8) of Registrant’s Post-Effective Amendment No. 26 to the Registration Statement filed via EDGAR on February 20, 2004.

(15) Amendment to Investment Sub-Advisory Agreement between MassMutual and Sands Capital Management, Inc. (now known as Sands Capital Management, LLC) relating to the MassMutual Aggressive Growth Fund (now known as MassMutual Select Aggressive Growth Fund) dated as of May 1, 2006 (10).

(16) Amendment Two to Investment Sub-Advisory Agreement between MassMutual and Sands Capital Management, Inc. (now known as Sands Capital Management, LLC) relating to the MassMutual Aggressive Growth Fund (now known as MassMutual Select Aggressive Growth Fund) dated as of June 1, 2008 (10).

(17) Investment Sub-Advisory Agreement between MassMutual and Harris Associates L.P. relating to the MassMutual Focused Value Fund (now known as MassMutual Select Focused Value Fund) effective as of March 26, 2001 is incorporated by reference to Exhibit D(10) of Registrant’s Post-Effective Amendment No. 18 to the Registration Statement filed via EDGAR on October 16, 2001.

(18) Amendment to Investment Sub-Advisory Agreement between MassMutual and Harris Associates L.P. relating to the MassMutual Focused Value Fund (now known as MassMutual Select Focused Value Fund) dated as of June 1, 2008 (10).

(19) Investment Sub-Advisory Agreement between MassMutual and T. Rowe Price Associates Inc. relating to the MassMutual Mid Cap Growth Equity II Fund (now known as MassMutual Select Mid Cap Growth Equity II Fund) incorporated by reference to Exhibit D(11) of Registrant’s Post-Effective Amendment No. 16 to the Registration Statement filed via EDGAR on February 15, 2001.

(20) Amendment to Investment Sub-Advisory Agreement between MassMutual and T. Rowe Price Associates, Inc. relating to the MassMutual Mid Cap Growth Equity II Fund (now known as MassMutual Select Mid Cap Growth Equity II Fund) dated as of June 1, 2008 (10).

(21) Investment Sub-Advisory Agreement between MassMutual and Essex Investment Management Company, LLC relating to the MassMutual Select Emerging Growth Fund dated as of September 10, 2008 (10).

(22) Investment Sub-Advisory Agreement between MassMutual and Northern Trust Investments, Inc. (now known as Northern Trust Investments, N.A.) relating to the MassMutual Indexed Equity Fund (now known as MassMutual Select Indexed Equity Fund) dated as of January 31, 2003 is incorporated by reference to Exhibit D(12) of Registrant’s Post-Effective Amendment No. 23 to the Registration Statement Filed via EDGAR on April 29, 2003.

(23) Amendment to Investment Sub-Advisory Agreement between MassMutual and Northern Trust Investments, Inc. (now known as Northern Trust Investments, N.A.) relating to the MassMutual Indexed Equity Fund (now known as MassMutual Select Indexed Equity Fund) dated as of June 1, 2008 (10).

(24) Investment Sub-Advisory Agreement between MassMutual and Northern Trust Investments, Inc. (now known as Northern Trust Investments, N.A.) relating to the MassMutual OTC 100 Fund (now known as MassMutual Select NASDAQ-100® Fund) dated as of January 31, 2003 is incorporated by reference to Exhibit D(13) of Registrant’s Post-Effective Amendment No. 23 to the Registration Statement filed via EDGAR on April 29, 2003.

(25) Amendment to Investment Sub-Advisory Agreement between MassMutual and Northern Trust Investments, Inc. (now known as Northern Trust Investments, N.A.) relating to the MassMutual OTC 100 Fund (now know as MassMutual Select NASDAQ-100® Fund) dated as of June 1, 2008 (10).

(26) Investment Sub-Advisory Agreement between MassMutual and T. Rowe Price Associates, Inc. relating to the MassMutual Select Blue Chip Growth Fund dated as of February 16, 2006 (3).

(27) Amendment to Investment Sub-Advisory Agreement between MassMutual and T. Rowe Price Associates, Inc. relating to the MassMutual Select Blue Chip Growth Fund dated as of November 28, 2007 (7).

(28) Amendment Two to Investment Sub-Advisory Agreement between MassMutual and T. Rowe Price Associates, Inc. relating to the MassMutual Select Blue Chip Growth Fund dated as of June 1, 2008 (10).

(29) Investment Sub-Advisory Agreement between MassMutual and Pyramis Global Advisors, LLC relating to the MassMutual Select Value Equity Fund dated as of April 1, 2008 (9).

(30) Amendment to Investment Sub-Advisory Agreement between MassMutual and Pyramis Global Advisors, LLC relating to the MassMutual Select Value Equity Fund dated as of June 1, 2008 (10).

(31) Investment Sub-Advisory Agreement between MassMutual and Harris Associates L.P. relating to the MassMutual Overseas Fund (now known as MassMutual Select Overseas Fund) dated as of August 6, 2001 is incorporated by reference to Exhibit D(17) of Registrant’s Post-Effective Amendment No. 18 to the Registration Statement filed via EDGAR on October 16, 2001.

(32) Amendment to Investment Sub-Advisory Agreement between MassMutual and Harris Associates L.P. relating to the MassMutual Overseas Fund (now known as MassMutual Select Overseas Fund) dated as of March 1, 2008 (10).

(33) Amendment Two to Investment Sub-Advisory Agreement between MassMutual and Harris Associates L.P. relating to the MassMutual Overseas Fund (now known as MassMutual Select Overseas Fund) dated as of June 1, 2008 (10).

(34) Amendment to Investment Sub-Advisory Agreement between MassMutual and Harris Associates L.P. relating to the MassMutual Overseas Fund (now known as MassMutual Select Overseas Fund) dated as of August 11, 2009 (12).

(35) Investment Sub-Advisory Agreement between MassMutual and Massachusetts Financial Services Company relating to the MassMutual Select Overseas Fund dated as of September 13, 2005 is incorporated by reference to Exhibit D(15) of Registrant’s Post-Effective Amendment No. 34 to the Registration Statement filed via EDGAR on January 13, 2006.

(36) Amendment to Investment Sub-Advisory Agreement between MassMutual and Massachusetts Financial Services Company relating to the MassMutual Select Overseas Fund dated as of June 1, 2008 (10).

(37) Investment Sub-Advisory Agreement between MassMutual and Wellington Management Company, LLP relating to the MassMutual Small Cap Growth Equity Fund (now known as MassMutual Select Small Cap Growth Equity Fund) dated as of December 3, 2001 is incorporated by reference to Exhibit D(19) of Registrant’s Post-Effective Amendment No. 19 to the Registration Statement filed via EDGAR on February 20, 2002.

(38) Amendment to Investment Sub-Advisory Agreement between MassMutual and Wellington Management Company, LLP relating to the MassMutual Small Cap Growth Equity Fund (now known as MassMutual Select Small Cap Growth Equity Fund) dated as of June 1, 2008 (10).

(39) Investment Sub-Advisory Agreement between MassMutual and Eagle Asset Management, Inc. relating to the MassMutual Select Small Company Growth Fund dated as of February 17, 2005 is incorporated by reference to Exhibit D(18) of Registrant’s Post-Effective Amendment No. 34 to the Registration Statement filed via EDGAR on January 13, 2006.

(40) Amendment to Investment Sub-Advisory Agreement between MassMutual and Eagle Asset Management, Inc. relating to the MassMutual Select Small Company Growth Fund dated as of June 1, 2008 (10).

(41) Investment Sub-Advisory Agreement between MassMutual and Federated Clover Investment Advisors relating to the MassMutual Select Small Company Value Fund dated as of December 1, 2008 (10).

(42) Investment Sub-Advisory Agreement between MassMutual and The Boston Company Asset Management, LLC relating to the MassMutual Select Small Company Growth Fund dated as of September 10, 2008 (10).

(43) Investment Sub-Advisory Agreement between MassMutual and T. Rowe Price Associates, Inc. relating to the MassMutual Small Company Value Fund (now known as MassMutual Select Small Company Value Fund) dated as of December 31, 2001 is incorporated by reference to Exhibit D(24) of Registrant’s Post-Effective Amendment No. 19 to the Registration Statement filed via EDGAR on February 20, 2002.

(44) Amendment to Investment Sub-Advisory Agreement between MassMutual and T. Rowe Price Associates, Inc. relating to the MassMutual Small Company Value Fund (now known as MassMutual Select Small Company Value Fund) dated as of June 1, 2008 (10).

(45) Investment Sub-Advisory Agreement between MassMutual and Wellington Management Company, LLP relating to the MassMutual Fundamental Value Fund (now known as MassMutual Select Fundamental Value Fund) dated as of December 31, 2001 is incorporated by reference to Exhibit D(25) of Registrant’s Post-Effective Amendment No. 19 to the Registration Statement filed via EDGAR on February 20, 2002.

(46) Amendment to Investment Sub-Advisory Agreement between MassMutual and Wellington Management Company, LLP relating to the MassMutual Fundamental Value Fund (now known as MassMutual Select Fundamental Value Fund) dated as of June 1, 2008 (10).

(47) Investment Sub-Advisory Agreement between MassMutual and J.P. Morgan Investment Management Inc. relating to the MassMutual Select Strategic Balanced Fund dated as of October 8, 2008 (10).

(48) Investment Sub-Advisory Agreement between MassMutual and Western Asset Management Company relating to the MassMutual Strategic Balanced Fund (now known as MassMutual Select Strategic Balanced Fund) dated as of December 31, 2003 is incorporated by reference to Exhibit D(28) of Registrant’s Post-Effective Amendment No. 26 to the Registration Statement filed via EDGAR on February 20, 2004.

(49) Amendment to Investment Sub-Advisory Agreement between MassMutual and Western Asset Management Company relating to the MassMutual Strategic Balanced Fund (now known as MassMutual Select Strategic Balanced Fund) dated as of June 1, 2008 (10).

(50) Investment Sub-Advisory Agreement between MassMutual and Brandywine Global Investment Management, LLC relating to the MassMutual Select Diversified Value Fund dated as of January 11, 2010 is filed herein as Exhibit D(50).

(51) Investment Sub-Advisory Agreement between MassMutual and Loomis, Sayles & Company, L.P. relating to the MassMutual Select Diversified Value Fund dated as of January 11, 2010 is filed herein as Exhibit D(51).

(52) Investment Sub-Advisory Agreement between MassMutual and Western Asset Management Company relating to the MassMutual Select Strategic Bond Fund dated as of December 31, 2004 is incorporated by reference to Exhibit D(27) of Registrant’s Post-Effective Amendment No. 31 to the Registration Statement filed via EDGAR on December 29, 2004.

(53) Amendment to Investment Sub-Advisory Agreement between MassMutual and Western Asset Management Company relating to the MassMutual Select Strategic Bond Fund dated as of June 1, 2008 (10).

(54) Investment Sub-Advisory Agreement between MassMutual and Western Asset Management Company Limited relating to the MassMutual Select Strategic Balanced Fund dated as of September 13, 2005 is incorporated by reference to Exhibit D(28) of Registrant’s Post-Effective Amendment No. 34 to the Registration Statement filed via EDGAR on January 13, 2006.

(55) Amendment to Investment Sub-Advisory Agreement between MassMutual and Western Asset Management Company Limited relating to the MassMutual Select Strategic Balanced Fund dated as of June 1, 2008 (10).

(56) Investment Sub-Advisory Agreement between MassMutual and Western Asset Management Company Limited relating to the MassMutual Select Strategic Bond Fund dated as of September 13, 2005 is incorporated by reference to Exhibit D(29) of Registrant’s Post-Effective Amendment No. 34 to the Registration Statement filed via EDGAR on January 13, 2006.

(57) Amendment to Investment Sub-Advisory Agreement between MassMutual and Western Asset Management Company Limited relating to the MassMutual Select Strategic Bond Fund dated as of June 1, 2008 (10).

(58) Investment Sub-Advisory Agreement between MassMutual and EARNEST Partners, LLC relating to the MassMutual Select Small Company Value Fund dated as of February 17, 2005 is incorporated by reference to Exhibit D(30) of Registrant’s Post-Effective Amendment No. 34 to the Registration Statement filed via EDGAR on January 13, 2006.

(59) Amendment to Investment Sub-Advisory Agreement between MassMutual and EARNEST Partners, LLC relating to the MassMutual Select Small Company Value Fund dated as of June 1, 2008 (10).

(60) Investment Sub-Advisory Agreement between MassMutual and Victory Capital Management Inc. relating to the MassMutual Select Core Opportunities Fund dated as of March 31, 2006 (3).

(61) Amendment to Investment Sub-Advisory Agreement between MassMutual and Victory Capital Management Inc. relating to the MassMutual Select Core Opportunities Fund dated as of June 1, 2008 (10).

(62) Investment Sub-Advisory Agreement between MassMutual and Wellington Management Company, LLP relating to the MassMutual Select Small Cap Value Equity Fund dated as of October 5, 2009 (13).

(63) Investment Sub-Advisory Agreement between MassMutual and Barrow, Hanley, Mewhinney & Strauss, Inc. relating to the MassMutual Select Small Cap Value Equity Fund dated as of October 5, 2009 is filed herein as Exhibit D(63).

(64) Investment Sub-Advisory Agreement between MassMutual and Delaware Management Company relating to the MassMutual Select Aggressive Growth Fund dated as of June 1, 2006 is incorporated by reference to Exhibit D(34) of Registrant’s Post-Effective Amendment No. 36 to the Registration Statement filed via EDGAR on June 14, 2006.

(65) Amendment to Investment Sub-Advisory Agreement between MassMutual and Delaware Management Company relating to the MassMutual Select Aggressive Growth Fund dated as of June 1, 2008 (10).

(66) Investment Sub-Advisory Agreement between MassMutual and Insight Capital Research & Management, Inc. relating to the MassMutual Select Emerging Growth Fund dated as of August 7, 2006 (4).

(67) Amendment to Investment Sub-Advisory Agreement between MassMutual and Insight Capital Research & Management, Inc. relating to the MassMutual Select Emerging Growth Fund dated as of June 1, 2008 (10).

(68) Investment Sub-Advisory Agreement between MassMutual and Cooke & Bieler, L.P. relating to the MassMutual Select Mid-Cap Value Fund dated as of August 29, 2006 (4).

(69) Amendment to Investment Sub-Advisory Agreement between MassMutual and Cooke & Bieler, L.P. relating to the MassMutual Select Mid-Cap Value Fund dated as of June 1, 2008 (10).

(70) Amendment No. 2 to Investment Sub-Advisory Agreement between MassMutual and Cooke & Bieler, L.P. relating to the MassMutual Select Mid-Cap Value Fund dated as of June 16, 2009 (12).

(71) Investment Sub-Advisory Agreement between MassMutual and AllianceBernstein L.P. relating to the MassMutual Select Diversified International Fund dated as of December 14, 2006 (5).

(72) Amendment to Investment Sub-Advisory Agreement between MassMutual and AllianceBernstein L.P. relating to the MassMutual Select Diversified International Fund dated as of June 1, 2008 (10).

(73) Investment Sub-Advisory Agreement between MassMutual and AllianceBernstein L.P. relating to the MassMutual Select Overseas Fund dated as of September 23, 2008 (10).

(74) Amendment to Investment Sub-Advisory Agreement between MassMutual and AllianceBernstein L.P. relating to the MassMutual Select Overseas Fund dated as of October 20, 2008 (10).

(75) Amendment to Investment Sub-Advisory Agreement between MassMutual and Waddell & Reed Investment Management Company relating to the MassMutual Small Cap Growth Equity Fund (now known as the MassMutual Select Small Cap Growth Equity Fund) dated as of July 1, 2008 (10).

(76) Investment Sub-Advisory Agreement between MassMutual and Rainier Investment Management, Inc. relating to the MassMutual Select Large Cap Growth Fund dated as of May 1, 2009 (12).

(77) Investment Sub-Advisory Agreement between MassMutual and Systematic Financial Management, L.P. relating to the MassMutual Select Mid-Cap Value Fund dated as of June 16, 2009 (12).

(78) Investment Management Agreement between the Trust and MassMutual relating to the MassMutual Select Global Allocation Fund dated as of November 27, 2009 (13).

(79) Investment Sub-Advisory Agreement between MassMutual and BlackRock Investment Management, LLC relating to the MassMutual Select Global Allocation Fund dated as of November 27, 2009 (13).

Exhibit E

(1) Principal Underwriter Agreement between the Trust and MML Distributors, LLC dated as of February 6, 2006 (3).

(2) Schedule A to the Principal Underwriter Agreement between the Trust and MML Distributors, LLC dated as of November 27, 2009 (13).

(3) Sub-Distributor’s Agreement between MML Distributors, LLC and OppenheimerFunds Distributor, Inc. dated as of February 7, 2003 is incorporated by reference to Exhibit E(2) of Registrant’s Post-Effective Amendment No. 23 to the Registration Statement filed via EDGAR on April 29, 2003.

Exhibit F

Amended and Restated Deferred Compensation Plan for Trustees of Registrant dated as of January 1, 2009 (10).

Exhibit G:

(1) Custodian Agreement between the Trust and State Street Bank and Trust Company (“State Street”) dated as of January 1, 2008 (8).

(2) Appendix A to the Custodian Agreement between the Trust and State Street dated as of February 25, 2009 (11).

(3) Global Custody Agreement between the Trust and Brown Brothers Harriman & Co. dated as of November 27, 2009 (13).

Exhibit H:

(1) Transfer Agency Agreement among the Trust, MassMutual and State Street dated as of January 1, 2008 (8).

(2) Appendix A to the Transfer Agency Agreement among the Trust, MassMutual and State Street dated as of November 27, 2009 (13).

(3) Specimen Administrative and Shareholder Servicing Agreement between MassMutual and the Trust on behalf of each Registrant’s series, incorporated by reference as Exhibit G(3) to Registrant’s Post-Effective Amendment No. 11 to the Registration Statement filed via EDGAR on April 30, 1999.

(4) Amendment, dated as of February 6, 2006, to Administrative and Shareholder Services Agreements (3).

(5) Amendment, dated as of May 12, 2009, to Administrative and Shareholder Services Agreements (12).

(6) Sub-Administration Agreement between MassMutual and State Street dated as of January 1, 2008 (8).

(7) Appendix A to the Sub-Administration Agreement between MassMutual and State Street dated as of November 27, 2009 (13).

(8) Expense Limitation Agreement between the Trust and MassMutual with respect to the MassMutual Select Indexed Equity Fund, MassMutual Select Diversified International Fund, MassMutual Select Overseas Fund and MassMutual Select Destination Retirement 2050 Fund (11).

(9) Expense Limitation Agreement between the Trust and MassMutual with respect to the MassMutual Select Blue Chip Growth Fund (7).

(10) Expense Limitation Agreement between the Trust and MassMutual with respect to the MassMutual Select Global Allocation Fund (13).

Exhibit I:

(1) Consent of Ropes & Gray previously filed as Exhibit 10 to Registrant’s Pre-Effective Amendment No. 2 to the Registration Statement filed August 30, 1994.

(2) Opinion of Counsel, incorporated by reference to Exhibit 10 of Registrant’s Post-Effective Amendment No. 7 filed via EDGAR on February 9, 1998.

(3) Opinion of Counsel, incorporated by reference to Exhibit I(2) of Registrant’s Post-Effective Amendment No. 11 to the Registration Statement filed via EDGAR on April 30, 1999.

(4) Opinion of Counsel and Consent, incorporated by reference to Exhibit I(3) of Registrant’s Post-Effective Amendment No. 15 to the Registration Statement filed via EDGAR on May 1, 2000.

(5) Opinion of Counsel and Consent, incorporated by reference to Exhibit I(4) of Registrant’s Post-Effective Amendment No. 17 to the Registration Statement filed via EDGAR on April 30, 2001.

(6) Opinion of Counsel and Consent, incorporated by reference to Exhibit I(6) of Registrant’s Post-Effective Amendment No. 20 to the Registration Statement filed via EDGAR on April 30, 2002.

(7) Opinion of Counsel and Consent, incorporated by reference to Exhibit I(7) of Registrant’s Post-Effective Amendment No. 25 to the Registration Statement filed via EDGAR on December 30, 2003.

(8) Opinion of Counsel and Consent, incorporated by reference to Exhibit I(8) of Registrant’s Post-Effective Amendment No. 31 to the Registration Statement filed via EDGAR on December 29, 2004.

(9) Opinion of Counsel and Consent, incorporated by reference to Exhibit I(9) of Registrant’s Post-Effective Amendment No. 33 to the Registration Statement filed via EDGAR on March 31, 2005.

(10) Opinion of Counsel and Consent (3).

(11) Opinion of Counsel and Consent (4).

(12) Opinion of Counsel and Consent (5).

(13) Opinion of Counsel and Consent (7).

(14) Opinion of Counsel and Consent (13).

Exhibit J:

(1) Not Applicable.

(2) Power of Attorney for Richard H. Ayers, Allan W. Blair, Mary E. Boland, R. Alan Hunter, Jr., Robert E. Joyal and F. William Marshall, Jr. (3).

(3) Power of Attorney for Elaine A. Sarsynski (9).

(4) Power of Attorney for Susan B. Sweeney (12).

Exhibit K: Not Applicable.

Exhibit L: Not Applicable.

Exhibit M:

(1) Form of Class A Distribution and Service (Rule 12b-1) Plan for all series of the Trust incorporated by reference to Registrant’s Post-Effective Amendment No. 13 to the Registration Statement filed via EDGAR on June 29, 1999.

(2) Form of Class Y Rule 12b-1 Plans, incorporated by reference as Exhibit M(4) to Registrant’s Post-Effective Amendment No. 11 to the Registration Statement filed via EDGAR on April 30, 1999.

(3) Form of Class L Rule 12b-1 Plans, incorporated by reference as Exhibit M(5) to Registrant’s Post-Effective Amendment No. 11 to the Registration Statement filed via EDGAR on April 30, 1999.

(4) Form of Class S Rule 12b-1 Plans, incorporated by reference to Exhibit M(4) of Registrant’s Post-Effective Amendment No. 17 to the Registration Statement filed via EDGAR on April 30, 2001.

(5) Form of Class N Rule 12b-1 Plans, incorporated by reference to Exhibit M(5) of Registrant’s Post-Effective Amendment No. 21 to the Registration Statement filed via EDGAR on October 15, 2002.

Exhibit N:

Amended and Restated Rule 18f-3 Plan effective as of November 27, 2009 (13).

Exhibit O: Not Applicable

Exhibit P:

(1) Code of Ethics for Davis Selected Advisers, L.P. (2).

(2) Code of Ethics for Waddell & Reed Investment Management Company (9).

(3) Code of Ethics for MassMutual, MML Distributors, LLC and MassMutual Select Funds (10).

(4) Code of Ethics for Northern Trust Investments, N.A. (2).

(5) Code of Ethics for Delaware Management Company (11).

(6) Code of Ethics for T. Rowe Price Associates, Inc. (11).

(7) Code of Ethics for Pyramis Global Advisors, LLC (11).

(8) Code of Ethics for Harris Associates L.P. (11).

(9) Code of Ethics for Turner Investment Partners, Inc. (11).

(10) Code of Ethics for Victory Capital Management Inc. (11).

(11) Code of Ethics for Federated Clover Investment Advisors (10).

(12) Code of Ethics for AllianceBernstein L.P. (9).

(13) Code of Ethics for Wellington Management Company, LLP. (11).

(14) Code of Ethics for Cooke & Bieler, L.P. (11).

(15) Code of Ethics for Sands Capital Management, LLC (11).

(16) Code of Ethics for Western Asset Management Company (9).

(17) Code of Ethics for EARNEST Partners, LLC (11).

(18) Code of Ethics for Eagle Asset Management, Inc. (11).

(19) Code of Ethics for Rainier Investment Management, Inc. (13).

(20) Code of Ethics for Massachusetts Financial Services Company (11).

(21) Code of Ethics for Insight Capital Research & Management, Inc. (6).

(22) Code of Ethics for Essex Investment Management Company, LLC (10).

(23) Code of Ethics for J.P. Morgan Investment Management Inc. (10).

(24) Code of Ethics for The Boston Company Asset Management, LLC (10).

(25) Code of Ethics for Systematic Financial Management, L.P. (12).

(26) Code of Ethics for BlackRock Investment Management, LLC (13).

(27) Code of Ethics for Barrow, Hanley, Mewhinney & Strauss, Inc. (13).

(28) Code of Ethics for Brandywine Global Investment Management, LLC is filed herein as Exhibit P(28).

(29) Code of Ethics for Loomis, Sayles & Company, L.P. is filed herein as Exhibit P(29).

(1)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 3 to the Registration Statement filed via EDGAR on October 2, 1997.

(2)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 33 to the Registration Statement filed via EDGAR on March 31, 2005.

(3)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 35 to the Registration Statement filed via EDGAR on March 31, 2006.

(4)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 37 to the Registration Statement filed via EDGAR on August 24, 2006.

(5)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 39 to the Registration Statement filed via EDGAR on December 13, 2006.

(6)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 41 to the Registration Statement filed via EDGAR on March 30, 2007.

(7)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 43 to the Registration Statement filed via EDGAR on December 17, 2007.

(8)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 44 to the Registration Statement filed via EDGAR on January 25, 2008.

(9)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 45 to the Registration Statement filed via EDGAR on April 1, 2008.

(10)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 46 to the Registration Statement filed via EDGAR on January 26, 2009.

(11)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 47 to the Registration Statement filed via EDGAR on March 31, 2009.

(12)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 48 to the Registration Statement filed via EDGAR on September 17, 2009.

(13)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 49 to the Registration Statement filed via EDGAR on December 1, 2009.

Item 29:	Person Controlled by or Under Common Control with the Fund

At the date of this Post-Effective Amendment to the Registration Statement, Registrant did not, directly or indirectly, control any person. Currently, the Registrant provides a vehicle for the investment of assets of various separate investment accounts established by MassMutual. The assets in such separate accounts are, under state law, assets of the life insurance companies which have established such accounts. Thus, at any time MassMutual and its life insurance company subsidiaries will own such outstanding shares of Registrant’s series as are purchased with separate account assets. As a result, MassMutual will own a substantial number of the shares of Registrant, probably for a number of years. MassMutual owned more than 25% of the outstanding shares of each series of the Trust and therefore is deemed to “control” each such series of the Trust within the meaning of the Investment Company Act of 1940 (the “1940 Act”).

The following entities are, or may be deemed to be, controlled by MassMutual through the direct or indirect ownership of such entities’ stock or other ownership interests. In addition, MassMutual may be deemed to control one or more investment pools not listed below and managed or sponsored by MassMutual or its affiliates, through direct or indirect ownership of shares or other interests in such investment pools.

A.	C.M. Life Insurance Company (May 11, 1981), a Connecticut corporation which operates as a life and health insurance company.

1.	MML Bay State Life Insurance Company (April 1, 1935), a Connecticut corporation which operates as a life and health insurance company.

2.	CML Mezzanine Investor, LLC (October 18, 2005), a Delaware limited liability company that acts as a blocker entity for C.M. Life Insurance Company.

3.	CML Mezzanine Investor L, LLC (November 5, 2008), a Delaware limited liability company that holds a portion of the investment interests in a mezzanine fund.

4.	CML Re Finance LLC (December 19, 2008), a Delaware limited liability company formed for the purpose of holding interests in actively managed mortgage loans, near foreclosure mortgages and subsequently foreclosed properties.

B.	MML Distributors, LLC (Nov. 10, 1994), a Connecticut limited liability company which operates as a securities broker-dealer. (MassMutual Holding LLC – 1%).

C.	MassMutual Holding LLC (Nov. 30, 1984), a Delaware limited liability company which operates as a holding company for certain MassMutual entities.

MassMutual Holding LLC is the sole owner of each subsidiary or affiliate unless otherwise indicated.

1.	MML Investors Services, Inc. (Dec. 31, 1981), a Massachusetts corporation which operates as a securities broker-dealer.

a.	MML Insurance Agency, Inc. (Nov. 16, 1990), a Massachusetts corporation which operates as an insurance broker.

b.	MMLISI Financial Alliances, LLC, a Delaware limited liability company which operates as a broker-dealer. (MML Investors Services, Inc. – 51% and Series Members – 49%).

2.	MassMutual Holding MSC, Inc. (Dec. 26, 1996), a Massachusetts corporation which operates as a holding company for MassMutual positions in investment entities organized outside of the United States. This subsidiary qualifies as a “Massachusetts Security Corporation” under Chapter 63 of the Massachusetts General Laws. MassMutual Holding MSC, Inc. is the sole owner of each subsidiary or affiliate unless otherwise indicated.

a.	MassMutual Corporate Value Limited (Aug. 24, 1994), a Cayman Islands corporation which holds an 88.4% ownership interest in MassMutual Corporate Value Partners Limited, another Cayman Islands corporation operating as a high-yield bond fund. (MassMutual Holding MSC, Inc. – 46%).

1)	MassMutual Corporate Value Partners Ltd. (Aug. 24, 1994), owned 88.4% by MassMutual Corporate Value Limited.

b.	1279342 Ontario Limited (Jan. 29, 1998), a Canadian corporation which operates as the owner of Deerhurst Resort in Huntsville, Ontario, Canada.

3.	Cornerstone Real Estate Advisers LLC (Jan. 20, 1994), a Delaware limited liability company which operates as an investment adviser.

a.	Cornerstone Real Estate Advisers Europe B.V. (October 31, 2008), a Dutch company that is a wholly-owned subsidiary of Cornerstone Real Estate Advisers LLC that is applying to become a licensed Dutch investment firm regulated by the Dutch Authority for Financial Markets.

b.	Cornerstone Real Estate Advisers Asia Limited (January 23, 2008), a Hong Kong company that is a wholly-owned subsidiary of Cornerstone Real Estate Advisers LLC that is applying to become a Hong Kong licensed investment firm regulated by the Securities and Futures Commission.

c.	Cornerstone Acquisitions LLC (August 24, 2007), a Delaware limited liability company that was formed for the purpose of entering into purchase contracts for real property interests for the benefit of Cornerstone Real Estate Advisers LLC clients.

4.	Babson Capital Management LLC (July 5, 1940), a Delaware limited liability company which operates as an investment adviser.

a.	Babson Capital Securities Inc (July 1, 1994), a Massachusetts corporation which operates as a securities broker-dealer.

b.	Babson Capital Management Inc., a Delaware corporation that holds a “corporation” real estate license.

c.	Babson Capital Japan KK, formerly known as MassMutual Investment Management Company (May 28, 2004), a Japanese registered investment adviser.

d.	Babson Capital Asia Limited (May 7, 2009), a Hong Kong company whose sole employee conducts market research for investment opportunities for Babson Capital Management LLC and Massachusetts Mutual Life Insurance Company.

e.	Babson Capital Australia Holding Company Pty Ltd. (October 12, 2009), an operating company that employs five or more mezzanine debt portfolio managers.

1.)	Babson Capital Australia Pty Ltd. (October 16, 2009), an asset manager for Australian institutional investors.

f.	Babson Capital Guernsey Limited, an investment management company organized under the laws of Guernsey.

1.)	Babson Capital Europe Limited, an institutional debt-fund manager organized under the laws of England and Wales.

a.)	Almack Holding Partnership GP Limited, an English company and wholly-owned subsidiary of Babson Capital Europe Limited, will serve as a general partner of each of Almack Leveraged 1 LP, Almack Unleveraged 1 LP, Almack Leveraged 2 LP and Almack Unleveraged 2 LP.

b.)	Almack Mezzanine Fund Limited, an English company and wholly-owned subsidiary of Babson Capital Europe Limited, will serve as general partner of Almack Mezzanine Founder LP and Almack Mezzanine I LP.

c.)	Almack Mezzanine Fund II Limited, an English company and wholly-owned subsidiary of Babson Capital Europe Limited, serves as general partner of Almack Mezzanine II Leveraged LP, Almack Mezzanine II Unleveraged LP and Almack Mezzanine Founder II LP.

5.	Oppenheimer Acquisition Corp. (June 21, 1990), a Delaware corporation which operates as a holding company for the Oppenheimer companies. (MassMutual Holding LLC – 98.48%).

a.	OppenheimerFunds, Inc. (Oct. 23, 1987), a Colorado corporation which operates as the investment adviser to the Oppenheimer Funds. (OppenheimerFunds Services, a division of OppenheimerFunds, Inc., operates as a transfer agent for the Oppenheimer funds).

1.)	Centennial Asset Management Corporation (May 8, 1987), a Delaware corporation which operates as investment adviser and general distributor of the Centennial Trusts.

2.)	OppenheimerFunds Distributor, Inc. (July 3, 1978), a New York corporation which operates as a broker-dealer and general distributor of the Oppenheimer funds.

3.)	Oppenheimer Real Asset Management, Inc. (Dec. 22, 1988), a Delaware corporation which is the sub-adviser to a mutual fund investing in the commodities markets.

4.)	Shareholder Financial Services, Inc. (Nov. 1, 1989), a Colorado corporation which operates as a transfer agent for closed-end funds managed by Oppenheimer and certain closed-end funds managed by MassMutual.

5.)	Shareholder Services, Inc. (Sept. 16, 1987), a Colorado corporation which operates as a transfer agent for the Centennial Trusts.

6.)	OFI Private Investments, Inc. (March 20, 2000) is a New York based registered investment adviser which manages separate accounts for investors and also acts as the Program Manager and Investment Manager for several states’ 529 college savings and prepaid tuition plans.

7.)	OFI Institutional Asset Management. Inc. (Nov. 20, 2000) is a New York based registered investment advisor which provides investment supervisory services on a discretionary basis to individual accounts, pension plans, insurance company separate accounts, public funds and corporations for a stated fee.

a.)	Trinity Investment Management Corporation (Nov. 1, 1974), a Pennsylvania corporation and registered investment adviser which provides portfolio management and equity research services primarily to institutional clients.

b.)	OFI Trust Company (1988), a New York corporation which conducts the business of a trust company.

c.)	HarbourView Asset Management Corporation (April 17, 1986), a New York corporation which operates as an investment adviser.

d.)	OppenheimerFunds International Distributor Limited (formerly known as OppenheimerFunds (Asia) Limited), a Hong Kong mutual fund marketing company. (Owned 95% by OFI Institutional Asset management, Inc. and 5% by OppenheimerFunds, Inc.).

8.)	OppenheimerFunds International, Ltd. (July 9, 1997), a Dublin-based limited liability company that currently has no operations.

a.)	OFI Institutional Asset Management, Ltd., (February 6, 2007), an English-based limited liability company wholly-owned by OppenheimerFunds International, Ltd. that currently has no operations.

b.	Tremont Group Holdings, Inc. (previously, Tremont Capital Management, Inc.) (June 28, 2001), a New York-based investment services provider which specializes in hedge funds.

1.)	Tremont (Bermuda), Limited, a Bermuda-based investment adviser.

2.)	Tremont Partners, Inc., (1984) a Connecticut corporation that is a registered investment adviser.

3.)	Tremont Capital Management Limited, a company based in the United Kingdom.

4.)	Tremont Securities, Inc., a New York company that acts as a registered broker dealer.

5.)	Tremont Capital Management (Asia) Limited, a Hong Kong company.

6.)	Tremont Capital Management (Ireland) Limited, the manager of an Irish umbrella trust that manages a series of non-US strategy based funds.

7.)	Tremont GP, Inc., a Delaware corporation.

6.	HYP Management LLC (July 24, 1996), a Delaware limited liability company which operates as the “LLC Manager” of MassMutual High Yield Partners II LLC, a high yield bond fund.

7.	MML Realty Management Corporation (Oct. 14, 1968), a Massachusetts corporation which formerly operated as a manager of properties owned by MassMutual.

8.	MassMutual International LLC (Feb. 19, 1996), a Delaware corporation which operates as a holding company for those entities constituting MassMutual’s international insurance operations. MassMutual International LLC is the sole owner of each of the subsidiaries or affiliates listed below unless otherwise indicated.

a.	MassMutual Asia Limited, a corporation organized in Hong Kong which operates as a life insurance company. (Owned 99.99% by MassMutual International LLC and .01% by MassMutual Holding LLC).

1.)	MassMutual Insurance Consultants Limited, a corporation organized in Hong Kong which operates as a general insurance agent. (MassMutual Asia Limited owns 99.99% and MassMutual Services Limited owns .01%).

2.)	MassMutual Trustees Limited, a corporation organized in Hong Kong which operates as an approved trustee for the mandatory provident funds. (Owned 20% each by MassMutual Asia Limited, MassMutual Services Limited (in trust for MassMutual Asia Ltd.), MassMutual Guardian Limited (in trust for MassMutual Asia Ltd.), Protective Capital (International) Limited and Kenneth Yu (in trust for MassMutual Asia Ltd.)).

3.)	Protective Capital (International) Limited, a corporation organized in Hong Kong which is a dormant investment company currently holding 6.38% of MassMutual Life Insurance Company in Japan. (Owned 99.98% by MassMutual Asia Limited, 01% by Ling Sau Lei and .01% by Jones Leung).

4.)	MassMutual Services Limited, a corporation organized in Hong Kong which provided policyholders with estate planning services. This company is now inactive. (MassMutual Asia Ltd. – 50%, Protective Capital (International) Limited – 50%).

5.)	MassMutual Guardian Limited, a corporation organized in Hong Kong which provided policyholders with estate planning services. This company is now inactive. (MassMutual Asia Ltd. – 50%, Protective Capital (International) Limited – 50%).

6.)	MassMutual Asia Investors Limited, a Hong Kong company that provides investment advisory services.

b.	MassMutual Internacional (Chile) Limitada, a corporation organized in the Republic of Chile which operates as a holding company. (MassMutual International LLC – 79.43%; MassMutual Holding LLC – .07%; 1279342 Ontario Limited – 20.5%).

1.)	MassMutual (Chile) Limitada (September 13, 2006), a limited liability company organized in the Republic of Chile. (MassMutual Internacional (Chile) Limitada –99.99% and MassMutual International LLC .01%).

a.)	Compañia de Seguros CorpVida S.A., corporation organized in the Republic of Chile which operates as an insurance company. (MassMutual (Chile) Limitada – 33.49%).

c.	MassMutual Europe S.A., a corporation organized in the Grand Duchy of Luxembourg which operates as a life insurance company.

d.	MassMutual International Holding MSC, Inc., a Massachusetts corporation which currently acts as a holding company for MMI’s interest in Taiwan.

1.)	MassMutual Mercuries Life Insurance Company, a Taiwan corporation which operates as a life insurance company. (MassMutual International Holding MSC, Inc. 39.01%).

e.	MassMutual Life Insurance Company, a Japanese corporation which operates as a life insurance company. (MassMutual International LLC – 89.88%; MassMutual Asia Limited – 10.10%; and MassMutual Life Insurance Company – .02%).

1.)	Hakone Fund II LLC, a Delaware limited liability company authorized to purchase, borrow, sell and otherwise trade in securities, shares and other financial instruments and contracts of U.S. and non-U.S. entities.

f.	MassMutual Mercuries Insurance Agency Co., Inc., a Taiwan company which operates as a life insurance agency. (MassMutual International LLC – 50%).

9.	MassMutual Assignment Company (Oct. 4 2000), a North Carolina corporation which operated a structured settlement business.

10.	MML Financial, LLC (May 7, 2004), a Delaware limited liability company which operates as a holding company.

a.	MML Investment Products, LLC, (November 9, 2004) a Delaware limited liability company licensed to carry on any lawful business purpose or activity not restricted by the Delaware Limited Liability Company Act. This company primarily makes investments.

11.	MassMutual Baring Holding, LLC (October 14, 2005), a Delaware limited liability company that will act as a holding company for certain MassMutual subsidiaries.

a.	MassMutual Holdings (Bermuda) Limited, a Bermuda company that acts as a holding company for certain MassMutual subsidiaries.

1.)	Baring Asset Management Limited (April 6, 1994), a company incorporated under the laws of England and Wales that acts an investment manager/adviser.

a.)	Baring Fund Managers Limited (October 29, 1968), a company incorporated under the laws of England and Wales that acts as a manager of BAM UK Collective Investment Schemes.

b.)	Baring International Investment Limited (June 7, 1979), a company incorporated under the laws of England and Wales that acts as an investment manager/adviser.

c.)	Baring Pension Trustees Limited, a company organized under the laws of England and Wales that acts as a trustee for the pension scheme covering UK-based employees of Baring Asset Management Limited.

d.)	Baring Investment Services Limited (May 18, 1988), a company incorporated under the laws of England and Wales that acts as a service company which supports all the BAM Group operating companies within the UK.

e.)	Baring International Investment Management Holdings (November 12, 1985), a company incorporated under the laws of England and Wales that acts as an intermediate holding company.

i.	Baring Investment Administrative Services (South Africa) Limited (September 4, 1998), a company incorporated under the laws of South Africa. The company was incorporated to serve as the South African Representative Office for selected collective investment schemes as contemplated in the Regulations made pursuant to Section 37A(1) of the Units Trusts Control Act, 1981 as amended.

ii.	Baring Asset Management UK Holdings Limited (October 25, 1983), a company incorporated under the laws of England and Wales that acts as and intermediate holding company.

aa.	Baring Asset Management GmbH (February 21, 2000), a company incorporated under the laws of Germany that provides marketing and client services regarding investment funds and other asset management products of the BAM group.

bb.	Baring France S.A.S. (July 24, 1997), a company incorporated under the laws of France that handles distribution and client services for qualified investors.

cc.	Baring Asset Management (CI) Limited (July 18, 1990), an investment management company organized under the laws of the Isle of Guernsey.

dd.	Baring International Fund Managers (Ireland) Limited (July 16, 1990), a company incorporated under the laws of Ireland that acts as a manager of BAM Irish Collective Investment Schemes and Funds.

ee.	Baring Mutual Fund Management (Ireland) Limited (November 29, 1991), a company incorporated under the laws of Ireland. This company is in liquidation.

ff.	Baring SICE (Taiwan) Limited (March 15, 1990), a regulated company organized in Taiwan.

gg.	Baring Asset Management (Asia) Holdings Limited (June 7, 1985), an intermediate holding company organized in Hong Kong.

i.	Baring Asset Management (Asia) Limited (March 15, 1985), a company organized in Hong Kong that acts as an investment adviser.

ii.	Baring International Fund Managers (Bermuda) Limited (September 13, 1988), a company incorporated under the laws of Bermuda that acts as a trustee of Baring Korea Trust Fund Ltd.’s undistributed funds.

iii.	Baring Asset Management (Japan) Limited (January 13, 1986), a company organized in Japan that acts as an investment adviser.

iv.	Baring Asset Management (Australia) Pty Limited (June 6, 1986), an investment adviser incorporated under the laws of Australia.

b.	Baring Asset Management, Inc. (September 28, 1967), a Massachusetts corporation that acts as an investment adviser.

12.	MassMutual Capital Partners LLC (September 20, 2006), a Delaware single-member limited liability company. MassMutual Holding LLC is the sole member.

13.	First Mercantile Trust Company (November 26, 1957), a Tennessee trust company engaged in the business of providing retirement plan investment management and recordkeeping products and services to businesses and individuals.

D.	The MassMutual Trust Company (Jan. 12, 2000), a federally chartered stock savings bank which performs trust services.

E.	MML Private Placement Investment Company I, LLC (May 15, 2007), a Delaware limited liability.

F.	MML Private Equity Fund Investor LLC (December 6, 2006), a Delaware limited liability company that acts as a blocker entity for MassMutual and holds private equity fund investments.

G.	MML Mezzanine Investor, LLC (October 18, 2005), a Delaware limited liability company that acts as a blocker entity for MassMutual.

H.	MML Mezzanine Investor II, LLC (March 13, 2008), a Delaware limited liability company that acts as a blocker entity for MassMutual.

I.	MMC Equipment Finance LLC (January 27, 2007), a Delaware limited liability company established to engage primarily in equipment finance and leasing activities.

1.	MassMutual Asset Finance LLC (formerly known as Winmark Equipment Finance, LLC) is an equipment financing company which provides collateralized lending, financing and leasing services nationwide.

a.	Winmark Special Finance LLC (May 18, 2004), a Delaware limited liability company that acquires equipment loans and leases and the related equipment, participation and other interests in such assets.

b.	Winmark Limited Funding LLC (June 3, 2004), a Delaware limited liability company that acquires equipment loans and leases and the related equipment, participation and other interests in such assets, and then issues non-recourse promissory notes which are secured by such assets (excluding residual interests).

c.	WEF Seller LLC 2006-A (January 26, 2007), a Delaware limited liability company that previously held a portfolio of rights in equipment loans, equipment leases, related equipment and related rights.

1.)	WEF Issuer LLC 2006-A (October 17, 2005), a Delaware limited liability company that holds and manages equipment-related assets and makes payments on certain notes.

J.	Invicta Advisors LLC (April 12, 2006), a Delaware limited liability company that will serve as the management entity of Invicta Credit LLC.

K.	MML ABN Separate Account Holding Company LLC (September 9, 2008), a Delaware limited liability company which serves as an investment vehicle for a MassMutual separate account.

L.	MML ABN Separate Account Holding Company II LLC (September 9, 2008), a Delaware limited liability company which serves as an investment vehicle for a MassMutual separate account.

M.	MML Mezzanine Investor L, LLC (November 5, 2008), a Delaware limited liability company that holds a portion of the investment interests in a mezzanine fund.

N.	MML Re Finance LLC (December 19, 2008), a Delaware limited liability company formed for the purpose of holding interests in actively managed mortgage loans, near foreclosure mortgages and subsequently foreclosed properties.

O.	PL-Apts, LLC (December 18, 2008), a Delaware limited liability company formed for the purpose of owning an apartment complex in Nashville, Tennessee.

P.	CV-APTS, LLC (March 4, 2009), a Delaware limited liability company formed to take title to a property that was acquired by foreclosure.

Q.	WP-SC, LLC (March 10, 2009), a Delaware limited liability company formed to take title to a property that was acquired by foreclosure. (MassMutual holds an 81.39% interest and C.M. Life holds an 18.61% interest).

R.	CB APTS, LLC (April 16, 2009), a Delaware limited liability company formed to take title to a property that was acquired by foreclosure.

S.	MP-APTS, LLC (April 1, 2009), a Delaware limited liability company formed to take title to a property that was acquired by foreclosure.

T.	MW-APTS, LLC (April 14, 2009), a Delaware limited liability company formed to take title to a property that was acquired by foreclosure.

U.	WW-APTS, LLC (July 9, 2009), a Delaware limited liability company formed to take title to a property that was acquired by foreclosure.

V.	MSP-SC, LLC (August 4, 2009), a Delaware limited liability company formed to take title to a property that was acquired by foreclosure.

W.	Country Club Office Plaza LLC (December 4, 2009), a Delaware limited liability company formed to take title to a property. (MassMutual is the managing member with an 88.06% ownership interest and C.M. Life Insurance Company holds an 11.94% ownership interest.)

Item 30:	Indemnification

Article VIII of Registrant’s Agreement and Declaration of Trust provides for the indemnification of Registrant’s Trustees and officers. Registrant undertakes to apply the indemnification provisions of its Agreement and Declaration of Trust in a manner consistent with Securities and Exchange Commission Release No. IC-11330 so long as the interpretation of Section 17(h) and 17(i) of the Investment Company Act of 1940 (the “1940 Act”) set forth in such Release shall remain in effect and be consistently applied.

Trustees and officers of Registrant are also indemnified by MassMutual pursuant to its by-laws which apply to subsidiaries, including Registrant. No indemnification is provided with respect to any liability to any entity which is registered as an investment company under the 1940 Act or to the security holders thereof, where the basis for such liability is willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of office.

MassMutual’s directors’ and officers’ liability insurance program, which covers Registrant’s Trustees and officers, consist of two distinct coverages. The first coverage reimburses MassMutual, subject to specified limitations, for amounts which MassMutual is legally obligated to pay out under its indemnification by-law, discussed above. The second coverage directly protects a Trustee or officer of Registrant against liability from shareholder derivative and similar lawsuits which are indemnifiable under the law. There are, however, specific acts giving rise to liability which are excluded from this coverage. For example, no Trustee or officer is insured against personal liability for libel or slander, acts of deliberate dishonesty, fines or penalties, illegal personal profit or advantage at the expense of Registrant or its shareholders, violation of employee benefit plans, regulatory statutes, and similar acts which would traditionally run contrary to public policy and hence reimbursement by insurance.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the “1933 Act”) may be permitted to trustees, officers and controlling persons of Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act, and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a Trustee, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

Item 31:	Business and Other Connections of the Investment Adviser

a. The Investment Adviser

MassMutual is the investment adviser for the Registrant. MassMutual is a mutual life insurance company organized as a Massachusetts corporation, which was originally chartered in 1851. As a mutual life insurance company, MassMutual has no shareholders. MassMutual’s primary business is ordinary life insurance. It also provides, directly or through its subsidiaries, a wide range of annuity and disability products, and pension and pension-related products and services, as well as investment services to individuals, and corporations and other institutions, in all 50 states of the United States and the District of Columbia. MassMutual is also licensed to transact business in Puerto Rico, and six provinces of Canada, but has no export sales. Effective February 29, 1996, Connecticut Mutual Life Insurance Company merged into MassMutual. MassMutual’s principal lines of business are (i) the Individual Products business and Annuities business, which provide life insurance including variable and universal life insurance, annuities and disability income insurance to individuals and small businesses; (ii) Retirement Services, which provides group pension investment products and administrative services, primarily to sponsors of tax qualified retirement plans; and (iii) MassMutual International.

The directors and executive vice presidents of MassMutual, which is located at 1295 State Street, Springfield, Massachusetts, 01111-0001, their positions with MassMutual, and their other principal business affiliations and business experience for the past two years are as follows:

Directors

THOMAS C. BARRY, Director (since 2007), Chairman, Investment Committee and Member, Audit and Executive Committees

Founder and Chief Executive Officer (since 1993), Zephyr Management, L.P., 320 Park Avenue, New York, New York 10022; Director, African Capital Alliance, Ltd., Lagos, Nigeria; Member, Council on Foreign Relations, New York, New York; Director, The European Institute of Business Administration (INSEAD), Fontainebleau, France; Director, Harvard Business School Alumni Association, Cambridge, Massachusetts; Trustee, The Hotchkiss School, Lakeville, Connecticut; Advisory Board President, IMEF (INSEAD’s Charitable Foundation), Fontainebleau, France; Dean’s Council, The John F. Kennedy School of Government, Harvard University, Cambridge, Massachusetts; Board, South African Capital Growth Fund; Chairman, Summer Search, New York, New York; Director, TechnoServe, Norwalk, Connecticut; Director, Trickle Up, New York, New York; Trustee, University School, Cleveland, Ohio; and Member, Yale University President’s Council on International Affairs, New Haven, Connecticut.

KATHLEEN A. CORBET, Director (since 2008) and Member, Audit, Investment and Operations Committees

Founder and Principal, Cross Ridge Capital, LLC, New Canaan, Connecticut; Former President (2004-2007), Standard & Poor’s, New York, New York; Trustee Associate, Former Trustee and Chair, Committee on University Advancement and Former Member, Nominations and Governance Committee, Boston College, Chestnut Hill, Massachusetts 02467; Former Member, Dean’s Executive Advisory Board, New York University Stern School of Business, New York, New York 10012; Member, New Canaan Board of Finance, New Canaan, Connecticut; Former Treasurer, League of Women Voters of New Canaan (Not for profit), New Canaan, Connecticut; and Member, Investment Committee, New York Community Trust (Not for profit).

ROGER W. CRANDALL, Director (since 2008) and Member, Corporate Governance, Executive, Investment and Operations Committees

JAMES H. DeGRAFFENREIDT, JR., Director (since 2002), Chairman, Corporate Governance Committee and Member, Audit, Executive and Human Resources Committees

Chairman and Chief Executive Officer (since 1998), Director (since 2001), WGL Holdings, Inc., Washington, D.C., parent company of Washington Gas Light Company (public utility holding company), 101 Constitution Avenue, NW, Washington, D.C., 20080; Chairman and Chief Executive Officer (since 1998), Director (since 1994), Washington Gas Light Company, Washington, D.C.; Chairman (since 2007) and Director (since 1998), American Gas Association, Washington, D.C.; Director (since 1996), Harbor Bankshares Corporation (Holding Company), Baltimore, Maryland; Director (1998-2006), MedStar Health, Columbia, Maryland; Co-Chairman of the Board (2004-2006) and Director (since 1998), Alliance to Save Energy, Washington, D.C.; Trustee (since 1999), Federal City Council, Washington, D.C.; Trustee (since 1995), Maryland Science Center, Baltimore, Maryland; and Trustee (since 1999), Walters Art Museum, Baltimore, Maryland.

PATRICIA DIAZ DENNIS, Director (since 1996) and Chairperson, Human Resources Committee and Member, Corporate Governance and Executive Committees

Retired, Senior Vice President and Assistant General Counsel (2005-2008), AT&T Services, Inc. (formerly SBC Services, Inc.), San Antonio, Texas; Chair of the National Board of Directors (2005-2008), Girl Scouts of the U.S.A.; Director (2005-2006), CarrAmerica NYSE; Director (since 2001), UST-NYSE; Trustee (since 2003), NHP Foundation (non-profit); and Director (since 2006), Matt Foundation, Inc.

WILLIAM B. ELLIS, Director (since 1996), Chairman, Audit Committee and Member, Executive and Investment Committees

Lecturer and Resident Fellow (since 1995), Yale University School of Forestry and Environmental Studies, New Haven, Connecticut; Director (since 1998), Pew Center on Global Climate Change; Trustee (since 2005), Carnegie Mellon University; and Director (since 1995), Renegy Holdings Inc. (formerly known as Catalytica Energy Systems, Inc.).

ROBERT A. ESSNER, Lead Director (since 2009), Director (since 2002), Member, Human Resources, Executive and Operations Committees

Retired Chairman (2008), Chairman and Chief Executive Officer (2006-2007), Chairman, President and Chief Executive Officer (2003-2006) and Director (1997-2008), Wyeth, 5 Giralda Farms, Madison, New Jersey 07940; and Trustee (since 2002), PennMedicine (the entity governing the University of Pennsylvania School of Medicine and the University of Pennsylvania Health System).

ROBERT M. FUREK, Director (since 1996), Chairman, Operations Committee and Member, Corporate Governance and Executive Committees

Partner (since 1997), Resolute Partners LLC (private merchant bank); President (since 2003), Catelectric Corp.; Director, ConnCan (non-profit) (current); Director, Island Country Club Charitable Foundation (non-profit) (current); and Trustee, Chair of the Development Committee (1997-2006), Kingswood-Oxford School.

RAYMOND W. LeBOEUF, Director (since 2008) and Member, Audit, Human Resources and Operations Committees

Chairman and Chief Executive Officer, Retired (1997-2005), PPG Industries, Inc., Pittsburgh, Pennsylvania; Director (since 2000)

and Member, Audit and Compensation Committees, ITT Corp.; and Director (since 1997), Chairman, Audit Committee and Member, Compensation Committee, Praxair.

JOHN F. MAYPOLE, Director (since 1996) and Member, Corporate Governance, Investment and Operations Committees

Managing Partner (since 1984), Peach State Real Estate Holding Company, LLP (Real Estate Investment Company); Co-owner of family businesses (including Maypole Chevrolet, Inc.) (since 1984); Director (1999-2006) and Chair, Governance and Nominating Committee, Church & Dwight Co., Inc. (household product/personal care and specialty chemical (Arm & Hammer)) Princeton, New Jersey; Director (since 2002), Chair, Auditing and Investment Committees and Member, Board Governance, and Compensation & Development Committees, National Captioning Institute, 1900 Gallows Road, Suite 3000, Vienna, Virginia 22182; and Director (since 2004) and Chair, Audit Committee, Knoll, Inc. (design and manufacturer of office furniture and textiles).

CATHY E. MINEHAN, Director (since 2009) and Member, Human Resources and Operations Committees

Managing Director, Arlington Advisory Partners, Boston, Massachusetts; President and Chief Executive Officer (1994-2007), Retired, Federal Reserve Bank of Boston; member of the boards of Visa, Inc.; Becton; Dickinson and Co.; Massachusetts General Hospital; and the University of Rochester.

MARC F. RACICOT, Director (since 2001) and Member, Audit and Human Resources Committees

Former President and Chief Executive Officer (2005-2009), American Insurance Association, 1130 Connecticut Avenue, NW, Suite 1000, Washington, D.C., 20036; Director (since 2001), Burlington Northern Santa Fe Railway Company; Chairman (1999-2007) and Member (1993-2007), Jobs for America’s Graduates; Director (2005-2006), Allied Capital Corporation; and Director (2001-2006), Siebel Systems.

STUART H. REESE, Chairman (since 2007), Director (since 2005) and Chairman, Executive Committee and Member, Corporate Governance, Investment and Operations Committees

Chief Executive Officer (June 2005-December 2009), President (June 2005-December 2008) and Director (since 2005), MassMutual; Chairman, Director and Chief Executive Officer (2005-2009) and President (2005-2008), MML Bay State Life Insurance Company; Chairman, Director and Chief Executive Officer (2005-2009) and President (2005-2008), C.M. Life Insurance Company; Chairman, Director, President and Chief Executive Officer (2005-2009), MassMutual Holding LLC; Chairman (2005-2009) and Director (1999-2009), Oppenheimer Acquisition Corp.; Director (2005-2006), MassMutual International, Inc. (now known as MassMutual International LLC); Chairman, Director (1996-2006) and President and Chief Executive Officer (2003-2006), Charter Oak Capital Management, Inc.; Trustee (since 2008), Gettysburg College; Director (2006-2009) and Member, Finance Committee, American Council of Life Insurers; Director, Class B (2006-2009), Federal Reserve Bank of Boston; Director (2007-2009), Christian Medical Fellowship; Chair (2006-2009), Advisory Board, LRN-RAND Center for Corporate Ethics, Law and Governance; and Advisory Board Member (1995-2006), Kirtland Capital Partners (investment partnership).

WILLIAM T. SPITZ, Director (since 2007) and Member, Corporate Governance and Investment Committees

Vice Chancellor for Investments Emeritus (1997-2007) and Vice Chancellor and Chief Investment Officer (1985-2007), Vanderbilt University, 2100 West End Avenue, Nashville, Tennessee 37203; Founder and Director (since 1995), Diversified Trust Company; Director (since 2007), Acadia Realty Trust; Director (since 2007), Cambium Global Timberland Ltd.; and Member, Bessemer Trust Company.

Executive Officer

ROGER W. CRANDALL, President and Chief Executive Officer and Director

Chief Executive Officer (since January 2010), President (since December 2008), Chief Operating Officer (December 2008-December 2009), Director (since December 2008), Executive Vice President, Chief Investment Officer and Co-Chief Operating Officer (July 2007-December 2008), Executive Vice President and Chief Investment Officer (June 2005-July 2007) and Member of the Office of the CEO (June 2005-2008), MassMutual; Chairman, Director and Chief Executive Officer (since 2010), President (since 2008) and Executive Vice President-Investments (2005-2008), C.M. Life Insurance Company; Chairman, Director and Chief Executive Officer (since 2010), President (since 2008) and Executive Vice President-Investments (2005-2008), MML Bay State Life Insurance Company; Chairman, Director and Chief Executive Officer (since 2010), MassMutual Holding LLC; Chairman (since January 2010) and Director (since 2005), Oppenheimer Acquisition Corp.; Director, Chairman and Chief Executive Officer (since 2006), MassMutual Capital Partners LLC; Director (since 2006), MassMutual International LLC; Director and Vice President (since 2005), MassMutual Holdings (Bermuda) Limited; President (since 2005) and Director (2005-2008), MassMutual Holding MSC, Inc.; Non-Executive Director (since 2005), Baring Asset Management Limited; Director (2004-2009) and Executive Committee Member (2005-2009), MML Assurance, Inc.; President (2006-2007), Chief Executive Officer (2005-2008), Chairman (2005-2008), Member of the Board of Managers (2003-2008) and Managing Director (2000-2008), Babson Capital Management LLC; Director (2004-2008), Babson Capital Europe Limited; Chairman (2005-2008) and Trustee (2003-2008), MassMutual Corporate Investors; Chairman (2005-2008) and Trustee (2003-2008), MassMutual Participation Investors; Chairman (2005-2008) and Trustee (2003-2008), MMCI Subsidiary Trust; Chairman (2005-2008) and Trustee (2003-2008), MMPI Subsidiary Trust; Director (2005-2008), Babson Capital Japan KK; Chairman and Director (2005-2008), Cornerstone Real Estate Advisers LLC; Director (2003-2008), MassMutual Corporate Value Limited; Director (2003-2008), MassMutual Corporate Value Partners Limited; President (2003-2008), Director (1996-2006) and Member of the Advisory Board (2003-2008), HYP Management LLC; President (1998-2006), MassMutual/Darby CBO IM, Inc.; Director (1996-2008) and Senior Vice President (2003-2008), MMHC Investment LLC; Director (2004-2008), Jefferies Finance LLC; Director (1999-2008), SAAR Holdings CDO Limited; and Member of Advisory Board (2004-2008), MassMutual High Yield Partners II, LLC.

Executive Vice Presidents

MICHAEL R. FANNING, Executive Vice President and Head of U.S. Insurance Group

Executive Vice President and Head of U.S. Insurance Group (since December 2008), Senior Vice President and Chief Operating Officer, U.S. Insurance Group (2006-December 2008), MassMutual; Chairman (since 2007), Chief Executive Officer (since December 2008), President (2007-2008) and Member (since 2008) Audit and Executive Committees, MML Investors Services, Inc.; Member Representative, MassMutual (since 2009), Member Representative, MassMutual Holding LLC (since 2007), and USIG Operations Superviser (since 2007), MML Distributors, LLC; Director (since 2007), MML Insurance Agency, Inc.; and Vice President, Individual Business (1998-2006), MetLife, Inc.

THOMAS M. FINKE, Executive Vice President and Chief Investment Officer

Executive Vice President and Chief Investment Officer (since 2008), MassMutual; Chairman and Chief Executive Officer (since 2008), President (2007 to 2008), Member of the Board of Managers (since 2006), Managing Director (since 2002) and Head of U.S. Bank Loan Team (2002-2007), Babson Capital Management LLC; Member of the Board of Directors (since 2007), Babson Capital Japan KK; Member of the Board of Directors (since 2008), Babson Capital Europe Limited; Member of the Board of Directors (since 2008), Babson Capital Guernsey Limited; Director (since 2007) and Member (since 2008), Compensation Committee, Cornerstone Real Estate Advisers LLC; Member of the Board of Directors (since 2007), Scottish Re; Manager (since 2005), Loan Strategies Management, LLC; Manager (since 2007), Credit Strategies Management LLC; Director (since 2008), Babson Capital Finance Funding I, LTD; and Member of the Board of Managers (since 2004), Jefferies Finance LLC.

MARK D. ROELLIG, Executive Vice President and General Counsel

Executive Vice President and General Counsel (since December 2005), Executive Vice President, General Counsel and Secretary (July 2008-March 2009), MassMutual; Director (since 2008), Executive Vice President, Secretary and General Counsel (since 2008), C.M. Life Insurance Company; Director (since 2008), Executive Vice President, Secretary and General Counsel (since 2008), MML Bay State Life Insurance Company; Director (since 2006), HYP Management LLC; Director (since 2006), MassMutual Assignment Company; Secretary (since 2008), MassMutual Holding LLC; Director (since 2006), MassMutual Holding MSC, Inc.; Director (since 2006), MML Financial, LLC; and Director (since 2006), Oppenheimer Acquisition Corp.

MICHAEL T. ROLLINGS, Executive Vice President and Chief Financial Officer

Executive Vice President and Chief Financial Officer (since 2006), Senior Vice President (2004-2006) and Deputy Chief Financial Officer (2004-2006), MassMutual; Director (since 2008), Executive Vice President (since 2003), MassMutual Holding LLC; Director (since 2004) and Member (since 2005), Audit, Compensation and Executive Committees, MML Assurance, Inc.; Manager (since 2004), MML Financial, LLC; Manager (since 2004), MML Investment Products, LLC; Director (since 2005), Tremont Group Holdings, Inc. (formerly known as Tremont Capital Management, Inc.); Director (since 2006) and Member (since 2007), Audit Committee, MML Investors Services, Inc.; Director (2006-2008), MMHC Investment LLC; Director (since 2005), MassMutual Asia Limited; Director (since 2005), MassMutual Holdings (Bermuda) Limited; Director (since 2005), and Member, Audit Committee, Oppenheimer Acquisition Corp.; Director (since 2006), Cornerstone Real Estate Advisers LLC; Director (since 2006), MassMutual Capital Partners LLC; Director (since 2006), MassMutual International Holding MSC, Inc.; President (since 2007) and Director (since 2006), 9048-5434 Quebec Inc.; Director (since 2006) and Member, Audit Committee, MassMutual International LLC; Director (since 2006), HYP Management LLC; Director (since 2006), MassMutual Assignment Company; Director (2006-2008), MassMutual Benefits Management, Inc; Director (since 2008), Executive Vice President and Chief Financial Officer (since 2006), C.M. Life Insurance Company; Director (since 2008), Executive Vice President and Chief Financial Officer (since 2006), MML Bay State Life Insurance Company; Non-Executive Director (since 2007), Baring Asset Management Limited; and Member of the Board of Managers (since 2005), Babson Capital Management LLC.

ELAINE A. SARSYNSKI, Executive Vice President

Executive Vice President (Retirement Services Division) (since February 2008), Executive Vice President and Chief Administrative Officer (June 2005-February 2008), Senior Vice President and Chief Administrative Officer, Community Relations, Corporate Communications, Corporate Human Resources and Corporate Services (September 2005-June 2006), MassMutual; Chairman (since September 2008), Chief Executive Officer (since 2006) and President (July 2006-September 2008), MassMutual International LLC;

Director (since 2006), HYP Management LLC; Director (since 2006), MassMutual Asia Limited; Director (since 2006), MassMutual Assignment Company; Chairman and Director (since 2006), MassMutual Europe, S.A.; Director (since 2007), MassMutual Global Wealth Management Limited; President and Chief Executive Officer (since 2006), MassMutual International Holding MSC, Inc.; Director (since 2006), MassMutual Life Insurance Company (Japan); Chief Executive Officer, President and Springfield OSJ Supervisor (since 2009) and Director (since 2006), MML Distributors, LLC; Director (since 2008), MassMutual Holding LLC; Retirement Services Superviser (since 2009), Director (since 2005), Member (since 2005), Executive Committee and Member (since 2006), Audit Committee, MML Investors Services, Inc.; and Director (since 2006), MassMutual Mercuries Life Insurance Company.

ALLIANCEBERNSTEIN L.P. (“ALLIANCEBERNSTEIN”)

The information with respect to each director of AllianceBernstein Corporation (“AB Corporation”), the general partner of AllianceBernstein, and each principal executive officer of AB Corporation and AllianceBernstein is as follows:

AllianceBernstein Corporation

Board of Directors

Dominique Carrel-Billiard

Director of AllianceBernstein Corporation

Henri de Castries

Director of AllianceBernstein Corporation

Christopher M. Condron

Director of AllianceBernstein Corporation

Denis Duverne

Director of AllianceBernstein Corporation

Richard S. Dziadzio

Director of AllianceBernstein Corporation

Deborah S. Hechinger

Director of AllianceBernstein Corporation

Weston M. Hicks

Director of AllianceBernstein Corporation

Peter S. Kraus

Chairman of the Board of AllianceBernstein Corporation and Chief Executive Officer

Nick Lane

Director of AllianceBernstein Corporation

Gerald M. Lieberman

Director of AllianceBernstein Corporation and President and Chief Operating Officer

Lorie A. Slutsky

Director of AllianceBernstein Corporation

A.W. (Pete) Smith, Jr.

Director of AllianceBernstein Corporation

Peter J. Tobin

Director of AllianceBernstein Corporation

AllianceBernstein L.P.

Executive Management

Peter S. Kraus

Chairman of the Board and Chief Executive Officer

Gerald M. Lieberman

President and Chief Operating Officer

Mark R. Manley

Senior Vice President, Deputy General Counsel and Chief Compliance Officer

Seth J. Masters

Executive Vice President, Head of Blend Strategies Services and Chief Investment Officer of Blend Strategies

Lawrence H. Cohen

Executive Vice President and Chief Technology Officer

Laurence E. Cranch

Executive Vice President and General Counsel

Douglas J. Peebles

Executive Vice President, Co-Chief Investment Officer—Fixed Income, Director--Global Fixed Income

Edward J. Farrell

Senior Vice President and Controller

Jeffrey S. Phlegar

Executive Vice President, Co-Chief Investment Officer—Fixed Income, Director—US Investment-Grade Fixed Income

Sharon E. Fay

Executive Vice President and Chief Investment Officer of Global Value Equities

James G. Reilly

Executive Vice President and U.S. Large Cap Growth Team Leader

Marilyn G. Fedak

Executive Vice President and Vice Chair of Investment Services

James A. Gingrich

Executive Vice President of AllianceBernstein and Chairman and CEO of Sanford C. Bernstein & Co., LLC

Lisa A. Shalett

Executive Vice President of AllianceBernstein and Global Research Director of Alliance Growth Equities

Mark R. Gordon

Executive Vice President, Director of Global Quantitative Research, Co-Head of Alternative Investments and Chief Investment Officer of Global Diversified Funds

David A. Steyn

Executive Vice President and Global Head of Client Service and Marketing

Thomas S. Hexner

Executive Vice President and Head of Bernstein Global Wealth Management

Gregory J. Tencza

Executive Vice President and Head of Institutional Investments

Robert H. Joseph, Jr.

Senior Vice President and Chief Financial Officer

Christopher M. Toub

Executive Vice President, Chief Executive Officer of AllianceBernstein Limited and Head—Global/International Growth Equities

Note: All the members listed above, with the exception of Messrs. Joseph and Farrell, are members of AllianceBernstein’s Management Executive Committee.

BARROW, HANLEY, MEWHINNEY & STRAUSS, INC. (“BARROW HANLEY”)

Officer of BHMS

James Barrow

Executive Committee of BHMS

James Barrow, Senior Partner

Ray Nixon, Senior Partner

BLACKROCK INVESTMENT MANAGEMENT, LLC (“BLACKROCK”)

Name and Position with BlackRock	Other Company	Position with Other Company

-	-	-

Ann Marie Petach, Chief Financial Officer and Managing Director	BAA Holdings, LLC, Wilmington, DE	Chief Financial Officer and Managing Director

	BlackRock, Inc., New York, NY	Chief Financial Officer and Managing Director

	BlackRock Advisors, LLC, Wilmington, DE	Chief Financial Officer and Managing Director

	BlackRock Advisors Holdings, Inc., New York, NY	Chief Financial Officer and Managing Director

	BlackRock Capital Management, Inc., Wilmington, DE	Chief Financial Officer and Managing Director

	BlackRock Financial Management, Inc., New York, NY	Chief Financial Officer and Managing Director

	BlackRock Funding International, Ltd., Cayman Islands	Chief Financial Officer and Managing Director

	BlackRock Holdco 2, Inc. Wilmington, DE	Chief Financial Officer and Managing Director

	BlackRock Institutional Management Corporation, Wilmington, DE	Chief Financial Officer and Managing Director

	BlackRock International Holdings, Inc., New York, NY	Chief Financial Officer and Managing Director

	BlackRock Lux Finco S.a r.l., Luxembourg, Luxembourg	Chief Financial Officer and Managing Director

	BlackRock Operations (Luxembourg) S.a r.l., Luxembourg, Luxembourg	Chief Financial Officer and Managing Director

	BlackRock Portfolio Holdings, Inc., Wilmington, DE	Chief Financial Officer and Managing Director

	BlackRock Portfolio Investments, LLC, Wilmington, DE	Chief Financial Officer and Managing Director

	BlackRock UK 1 LP, London, England	Chief Financial Officer and Managing Director

	BlackRock US Newco, Inc., Wilmington, DE	Chief Financial Officer and Managing Director

	State Street Research & Management Company, Boston, MA	Chief Financial Officer and Managing Director

	SSRM Holdings, Inc., Boston, MA	Chief Financial Officer and Managing Director

Robert P. Connolly, General Counsel, Managing Director and Secretary	BAA Holdings, LLC, Wilmington, DE	General Counsel, Managing Director and Secretary

	BlackRock, Inc., New York, NY	General Counsel, Managing Director and Secretary

	BlackRock Advisors, LLC, Wilmington, DE	General Counsel, Managing Director and Secretary

	BlackRock Advisors Holdings, Inc., New York, NY	General Counsel, Managing Director and Secretary

	BlackRock Capital Management, Inc., Wilmington, DE	General Counsel, Managing Director and Secretary

	BlackRock Financial Management, Inc., New York, NY	General Counsel, Managing Director and Secretary

	BlackRock Funding, Inc., Wilmington, DE	General Counsel, Managing Director and Secretary

	BlackRock Funding International, Ltd., Cayman Islands	General Counsel, Managing Director and Secretary

	BlackRock Holdco 2, Inc. Wilmington, DE	General Counsel, Managing Director and Secretary

	BlackRock Institutional Management Corporation, Wilmington, DE	General Counsel, Managing Director and Secretary

	BlackRock International Holdings, Inc., New York, NY	General Counsel, Managing Director and Secretary

	BlackRock Investments, LLC, Wilmington, DE	General Counsel, Managing Director and Secretary

	BlackRock Lux Finco S.a r.l., Luxembourg, Luxembourg	General Counsel, Managing Director and Secretary

	BlackRock Operations (Luxembourg) S.a r.l., Luxembourg, Luxembourg	General Counsel, Managing Director and Secretary

	BlackRock Portfolio Holdings, Inc., Wilmington, DE	General Counsel, Managing Director and Secretary

	BlackRock Portfolio Investments, LLC, Wilmington, DE	General Counsel, Managing Director and Secretary

	BlackRock UK 1 LP, London, England	General Counsel, Managing Director and Secretary

	BlackRock US Newco, Inc., Wilmington, DE	General Counsel, Managing Director and Secretary

	State Street Research & Management Company, Boston, MA	General Counsel, Managing Director and Secretary

	SSRM Holdings, Inc., Boston, MA	General Counsel, Managing Director and Secretary

Laurence D. Fink, Chief Executive Officer	BAA Holdings, LLC, Wilmington, DE	Chief Executive Officer and Director

	BlackRock, Inc., New York, NY	Chief Executive Officer and Director

	BlackRock Advisors, LLC, Wilmington, DE	Chief Executive Officer

	BlackRock Advisors Holdings, Inc., New York, NY	Chief Executive Officer and Director

	BlackRock Advisors Singapore Pte. Ltd., Singapore	Chief Executive Officer

	BlackRock Capital Management, Inc., Wilmington, DE	Chief Executive Officer

	BlackRock Capital Markets, LLC, Wilmington, DE	Chairman and Director

	BlackRock Financial Management, Inc., New York, NY	Chief Executive Officer and Director

	BlackRock Funding, Inc., Wilmington, DE	Chief Executive Officer

	BlackRock Funding International, Ltd., Cayman Islands	Chief Executive Officer and Director

	BlackRock Holdco 2, Inc. Wilmington, DE	Chief Executive Officer and Director

	BlackRock HPB Management, LLC, New York, NY	Director

	BlackRock Institutional Management Corporation, Wilmington, DE	Chief Executive Officer

	BlackRock International Holdings, Inc., New York, NY	Chief Executive Officer and Director

	BlackRock Investments, LLC, Wilmington, DE	Chairman and Director - Board of Managers

	BlackRock Portfolio Holdings, Inc., Wilmington, DE	Chief Executive Officer

	BlackRock Portfolio Investments, LLC, Wilmington, DE	Chief Executive Officer

	BlackRock US Newco, Inc., Wilmington, DE	Chief Executive Officer

	State Street Research & Management Company, Boston, MA	Chief Executive Officer and Director

	State Street Research Investment Services, Inc., Boston, MA	Director

	SSRM Holdings, Inc., Boston, MA	Chief Executive Officer and Director

Robert S. Kapito, President and Director	BAA Holdings, LLC, Wilmington, DE	President and Director

	BlackRock, Inc., New York, NY	President and Director

	BlackRock Advisors, LLC, Wilmington, DE	President and Director

	BlackRock Advisors Holdings, Inc., New York, NY	President and Director

	BlackRock Advisors Singapore Pte. Ltd., Singapore	President

	BlackRock Capital Management, Inc., Wilmington, DE	President and Director

	BlackRock Capital Markets, LLC, Wilmington, DE	Director

	BlackRock Financial Management, Inc., New York, NY	President and Director

	BlackRock Funding, Inc., Wilmington, DE	President and Director

	BlackRock Funding International, Ltd., Cayman Islands	President and Director

	BlackRock Holdco 2, Inc. Wilmington, DE	President and Director

	BlackRock (Institutional) Canada Ltd., Toronto, Ontario	President and Director

	BlackRock Institutional Management Corporation, Wilmington, DE	President and Director

	BlackRock International Holdings, Inc., New York, NY	President and Director

	BlackRock Investments, LLC, Wilmington, DE	Director - Board of Managers

	BlackRock Portfolio Holdings, Inc., Wilmington, DE	President and Director

	BlackRock Portfolio Investments, LLC, Wilmington, DE	President and Director

	BlackRock US Newco, Inc., Wilmington, DE	President and Director

	Carbon Capital III, Inc. New York, NY	Director

	State Street Research & Management Company, Boston, MA	President and Director

	State Street Research Investment Services, Inc., Boston, MA	Director

	SSRM Holdings, Inc., Boston, MA	President and Director

Paul Audet, Vice Chairman and Director	BAA Holdings, LLC, Wilmington, DE	Vice Chairman and Director

	BlackRock, Inc., New York, NY	Vice Chairman

	BlackRock Advisors, LLC, Wilmington, DE	Vice Chairman and Director

BlackRock Advisors Holdings, Inc., New York, NY	Vice Chairman

BlackRock Capital Management, Inc., Wilmington, DE	Vice Chairman and Director

BlackRock Cayco Limited, Cayman Islands	Director

BlackRock Cayman Company, Cayman Islands	Director

BlackRock Cayman Newco Limited, Cayman Islands	Director

BlackRock Financial Management, Inc., New York, NY	Vice Chairman

BlackRock Finco, LLC, Wilmington, DE	Director

BlackRock Funding, Inc., Wilmington, DE	Vice Chairman and Director

BlackRock Funding International, Ltd. Cayman Islands	Vice Chairman and Director

BlackRock Holdco Limited, Cayman Islands	Director

BlackRock Holdco 2, Inc. Wilmington, DE	Vice Chairman

BlackRock Institutional Management Corporation, Wilmington, DE	Vice Chairman and Director

BlackRock International Holdings, Inc., New York, NY	Vice Chairman

BlackRock Lux Finco S.a r.l., Luxembourg, Luxembourg	Vice Chairman

BlackRock Operations (Luxembourg) S.a r.l., Luxembourg, Luxembourg	Vice Chairman

BlackRock Portfolio Holdings, Inc., Wilmington, DE	Vice Chairman and Director

BlackRock Portfolio Investments, LLC, Wilmington, DE	Vice Chairman and Director

BlackRock Realty Advisors, Inc., Florham Park, NJ	Director

BlackRock UK 1 LP, London, England	Vice Chairman

BlackRock US Newco, Inc., Wilmington, DE	Vice Chairman and Director

State Street Research & Management Company, Boston, MA	Vice Chairman

	SSRM Holdings, Inc., Boston, MA	Vice Chairman

Charles Hallac, Vice Chairman and Co-Chief Operating Officer	BlackRock, Inc., New York, NY	Vice Chairman and Co-Chief Operating Officer

	BlackRock Advisors, LLC, Wilmington, DE	Vice Chairman and Co-Chief Operating Officer

	BlackRock Advisors Holdings, Inc., New York, NY	Vice Chairman and Co-Chief Operating Officer

	BlackRock Capital Management, Inc., Wilmington, DE	Vice Chairman and Co-Chief Operating Officer

	BlackRock Financial Management, Inc., New York, NY	Vice Chairman and Co-Chief Operating Officer

	BlackRock Funding, Inc., Wilmington, DE	Vice Chairman and Co-Chief Operating Officer

	BlackRock Funding International, Ltd. Cayman Islands	Vice Chairman and Co-Chief Operating Officer

	BlackRock Holdco 2, Inc. Wilmington, DE	Vice Chairman and Co-Chief Operating Officer

	BlackRock India Private Ltd., Mumbai, India	Director

	BlackRock Institutional Management Corporation, Wilmington, DE	Vice Chairman and Co-Chief Operating Officer

	BlackRock International Holdings, Inc., New York, NY	Vice Chairman and Co-Chief Operating Officer

	BlackRock Portfolio Holdings, Inc., Wilmington, DE	Vice Chairman and Co-Chief Operating Officer

	BlackRock Portfolio Investments, LLC, Wilmington, DE	Vice Chairman and Co-Chief Operating Officer

	BlackRock US Newco, Inc., Wilmington, DE	Vice Chairman and Co-Chief Operating Officer

	State Street Research & Management Company, Boston, MA	Vice Chairman and Co-Chief Operating Officer

	SSRM Holdings, Inc., Boston, MA	Vice Chairman and Co-Chief Operating Officer

Barbara Novick, Vice Chairman	BlackRock, Inc., New York, NY	Vice Chairman

	BlackRock Advisors, LLC, Wilmington, DE	Vice Chairman

	BlackRock Advisors Holdings, Inc., New York, NY	Vice Chairman

	BlackRock Capital Management, Inc., Wilmington, DE	Vice Chairman

	BlackRock Financial Management, Inc., New York, NY	Vice Chairman

	BlackRock Funding, Inc., Wilmington, DE	Vice Chairman

	BlackRock Funding International, Ltd. Cayman Islands	Vice Chairman

	BlackRock Holdco 2, Inc. Wilmington, DE	Vice Chairman

	BlackRock Institutional Management Corporation, Wilmington, DE	Vice Chairman

	BlackRock International Holdings, Inc., New York, NY	Vice Chairman

	BlackRock Portfolio Holdings, Inc., Wilmington, DE	Vice Chairman

	BlackRock Portfolio Investments, LLC, Wilmington, DE	Vice Chairman

	BlackRock US Newco, Inc., Wilmington, DE	Vice Chairman

	State Street Research & Management Company, Boston, MA	Vice Chairman

	SSRM Holdings, Inc., Boston, MA	Vice Chairman

Scott Amero, Vice Chairman	BlackRock, Inc., New York, NY	Vice Chairman

	BlackRock Advisors, LLC, Wilmington, DE	Vice Chairman

	BlackRock Advisors Holdings, Inc., New York, NY	Vice Chairman

	BlackRock Capital Management, Inc., Wilmington, DE	Vice Chairman

	BlackRock Financial Management, Inc., New York, NY	Vice Chairman

	BlackRock Funding, Inc., Wilmington, DE	Vice Chairman

	BlackRock Funding International, Ltd. Cayman Islands	Vice Chairman

	BlackRock Holdco 2, Inc. Wilmington, DE	Vice Chairman

	BlackRock Institutional Management Corporation, Wilmington, DE	Vice Chairman

	BlackRock International Holdings, Inc., New York, NY	Vice Chairman

	BlackRock Portfolio Holdings, Inc., Wilmington, DE	Vice Chairman

	BlackRock Portfolio Investments, LLC, Wilmington, DE	Vice Chairman

	BlackRock US Newco, Inc., Wilmington, DE	Vice Chairman

	Anthracite Capital Inc. New York, NY	Director

	State Street Research & Management Company, Boston, MA	Vice Chairman

	SSRM Holdings, Inc., Boston, MA	Vice Chairman

Susan Wagner, Vice Chairman and Chief Operating Officer	BAA Holdings, LLC, Wilmington, DE	Vice Chairman, Chief Operating Officer and Director

	BlackRock, Inc., New York, NY	Vice Chairman and Chief Operating Officer

	BlackRock Advisors, LLC, Wilmington, DE	Vice Chairman and Chief Operating Officer

	BlackRock Advisors Holdings, Inc., New York, NY	Vice Chairman and Chief Operating Officer

	BlackRock Capital Management, Inc., Wilmington, DE	Vice Chairman and Chief Operating Officer

	BlackRock Financial Management, Inc., New York, NY	Vice Chairman and Chief Operating Officer

	BlackRock Funding, Inc., Wilmington, DE	Vice Chairman and Chief Operating Officer

	BlackRock Funding International, Ltd. Cayman Islands	Vice Chairman and Chief Operating Officer

	BlackRock Holdco 2, Inc. Wilmington, DE	Vice Chairman and Chief Operating Officer

	BlackRock Institutional Management Corporation, Wilmington, DE	Vice Chairman and Chief Operating Officer

	BlackRock International Holdings, Inc., New York, NY	Vice Chairman and Chief Operating Officer

	BlackRock Mortgage Ventures, LLC Wilmington, DE	Director

	BlackRock Portfolio Holdings, Inc., Wilmington, DE	Vice Chairman and Chief Operating Officer

	BlackRock Portfolio Investments, LLC, Wilmington, DE	Vice Chairman and Chief Operating Officer

	BlackRock US Newco, Inc., Wilmington, DE	Vice Chairman and Chief Operating Officer

	State Street Research & Management Company, Boston, MA	Vice Chairman and Chief Operating Officer

	SSRM Holdings, Inc., Boston, MA	Vice Chairman and Chief Operating Officer

Robert Doll, Vice Chairman	BlackRock, Inc., New York, NY	Vice Chairman

	BlackRock Advisors, LLC, Wilmington, DE	Vice Chairman

	BlackRock Advisors Holdings, Inc., New York, NY	Vice Chairman

	BlackRock Capital Management, Inc., Wilmington, DE	Vice Chairman

	BlackRock Financial Management, Inc., New York, NY	Vice Chairman

	BlackRock Funding, Inc., Wilmington, DE	Vice Chairman

	BlackRock Funding International, Ltd. Cayman Islands	Vice Chairman

	BlackRock Holdco 2, Inc. Wilmington, DE	Vice Chairman

	BlackRock Institutional Management Corporation, Wilmington, DE	Vice Chairman

	BlackRock International Holdings, Inc., New York, NY	Vice Chairman

	BlackRock Portfolio Holdings, Inc., Wilmington, DE	Vice Chairman

	BlackRock Portfolio Investments, LLC, Wilmington, DE	Vice Chairman

	BlackRock US Newco, Inc., Wilmington, DE	Vice Chairman

	Portfolio Administration & Management Ltd., Cayman Islands	Director

	State Street Research & Management Company, Boston, MA	Vice Chairman

	SSRM Holdings, Inc., Boston, MA	Vice Chairman

Robert Fairbairn, Vice Chairman	BlackRock, Inc., New York, NY	Vice Chairman

	BlackRock Advisors, LLC, Wilmington, DE	Vice Chairman

	BlackRock Advisors Holdings, Inc., New York, NY	Vice Chairman

	BlackRock Capital Management, Inc., Wilmington, DE	Vice Chairman

	BlackRock Financial Management, Inc., New York, NY	Vice Chairman

	BlackRock Funding, Inc., Wilmington, DE	Vice Chairman

	BlackRock Funding International, Ltd. Cayman Islands	Vice Chairman

	BlackRock Institutional Management Corporation, Wilmington, DE	Vice Chairman

	BlackRock International Holdings, Inc., New York, NY	Vice Chairman

	BlackRock Lux Finco S.a r.l., Luxembourg, Luxembourg	Vice Chairman

	BlackRock Operations (Luxembourg) S.a r.l., Luxembourg, Luxembourg	Vice Chairman

	BlackRock Portfolio Holdings, Inc., Wilmington, DE	Vice Chairman

	BlackRock Portfolio Investments, LLC, Wilmington, DE	Vice Chairman

	BlackRock UK 1 LP, London, England	Vice Chairman

	BlackRock US Newco, Inc., Wilmington, DE	Vice Chairman

	State Street Research & Management Company, Boston, MA	Vice Chairman

	SSRM Holdings, Inc., Boston, MA	Vice Chairman

Bennett Golub, Vice Chairman and Chief Risk Officer	BlackRock, Inc., New York, NY	Vice Chairman and Chief Risk Officer

	BlackRock Advisors, LLC, Wilmington, DE	Vice Chairman and Chief Risk Officer

	BlackRock Advisors Holdings, Inc., New York, NY	Vice Chairman and Chief Risk Officer

	BlackRock Capital Management, Inc. Wilmington, DE	Vice Chairman and Chief Risk Officer

	BlackRock Financial Management, Inc., New York, NY	Vice Chairman and Chief Risk Officer

	BlackRock Funding, Inc., Wilmington, DE	Vice Chairman and Chief Risk Officer

	BlackRock Funding International, Ltd. Cayman Islands	Vice Chairman and Chief Risk Officer

	BlackRock Institutional Management Corporation Wilmington, DE	Vice Chairman and Chief Risk Officer

	BlackRock International Holdings, Inc., New York, NY	Vice Chairman and Chief Risk Officer

	BlackRock Portfolio Holdings, Inc. Wilmington, DE	Vice Chairman and Chief Risk Officer

	BlackRock Portfolio Investments, LLC Wilmington, DE	Vice Chairman and Chief Risk Officer

	BlackRock US Newco, Inc. Wilmington, DE	Vice Chairman and Chief Risk Officer

	SSRM Holdings, Inc. Boston, MA	Vice Chairman and Chief Risk Officer

	State Street Research & Management Company, Boston, MA	Vice Chairman and Chief Risk Officer

Richard Kushel, Vice Chairman	BlackRock, Inc., New York, NY	Vice Chairman

	BlackRock Advisors, LLC, Wilmington, DE	Vice Chairman

	BlackRock Advisors Holdings, Inc., New York, NY	Vice Chairman

	BlackRock Capital Management, Inc. Wilmington, DE	Vice Chairman

	BlackRock Financial Management, Inc., New York, NY	Vice Chairman

	BlackRock Funding, Inc., Wilmington, DE	Vice Chairman

	BlackRock Institutional Management Corporation Wilmington, DE	Vice Chairman

	BlackRock International Holdings, Inc., New York, NY	Vice Chairman

BlackRock Japan Co., Ltd Tokyo, Japan	Director

BlackRock Portfolio Holdings, Inc. Wilmington, DE	Vice Chairman

BlackRock Portfolio Investments, LLC Wilmington, DE	Vice Chairman

BlackRock Securities Co., Ltd Tokyo, Japan	Director

BlackRock US Newco, Inc. Wilmington, DE	Vice Chairman

SSRM Holdings, Inc. Boston, MA	Vice Chairman

State Street Research & Management Company, Boston, MA	Vice Chairman

BlackRock Advisors Singapore Pte. Ltd., Singapore	Director

BlackRock Asset Management UK Limited, London, England	Chairman and Director

BlackRock Group Limited, London, England	Chairman and Director

BlackRock (Hong Kong) Limited, Hong Kong, SAR, China	Director

BlackRock International Limited, Edinburgh, Scotland	Chairman and Director

BlackRock Investment Management (Australia) Limited, Melbourne, Australia	Director

BlackRock Investment Management International Limited, London, England	Chairman and Director

BlackRock Investment Management (Korea) Limited, Seoul, Korea	Director

BlackRock Investment Management (Singapore) Limited, Singapore	Director

BlackRock Investment Management (UK) Limited, London, England	Chairman and Director

BlackRock (Taiwan) Limited, Taipei, Taiwan	Director

Impact Investing Pty Ltd., Melbourne, Australia	Director

PSN Pty Ltd., Melbourne, Australia	Director

BRANDYWINE GLOBAL INVESTMENT MANAGEMENT, LLC (“BRANDYWINE GLOBAL”)

David F. Hoffman, CFA

Managing Director & Portfolio Manager

David is co-lead portfolio manager for the firm’s Global Fixed Income and related strategies. He joined the firm in 1995. Previously, David was president of Hoffman Capital, a global financial futures investment firm (1991-1995); head of fixed income investments at Columbus Circle Investors (1983-1990); senior vice president and portfolio manager at INA Capital Management (1979-1982), and fixed income portfolio manager at Provident National Bank (1975-1979). David is a CFA charterholder and earned a B.A. in Art History from Williams College. He is a member of the firm’s Executive Board, currently serving as the Board’s chair.

Paul R. Lesutis, CFA

Managing Director & Portfolio Manager

Paul serves as co-lead portfolio manager of our Fundamental Large Cap Value Equity strategy. In addition, he is responsible for general research coverage, contributing insights and stock recommendations to all of the firm’s Large Cap Value Equity strategies. Paul joined the firm in 1991. Previously, he served as executive vice president, chief investment officer and portfolio manager with Provident Capital Management, Inc. (1984-1991); director of equity research and portfolio manager with First Pennsylvania Bank (1971-1984), and a securities analyst with E.I. du Pont de Nemours (1966-1971). Paul is a CFA charterholder and earned an M.B.A. from Drexel University and a B.S. in Accounting from St. Joseph’s University. He is a member of the firm’s Executive Board.

Henry F. Otto

Managing Director & Portfolio Manager

Henry is the founder and co-lead portfolio manager of the Diversified Value Equity strategies. Prior to joining Brandywine Global in 1988, he was with Dimensional Fund Advisors, Inc., where he managed and traded small cap portfolios and developed computer systems to structure portfolios and analyze performance (1984-1987), and the Chicago Board of Trade as a financial economist developing financial-based futures and options (1982-1984). He earned both an M.B.A. in Finance and Economics and a B.A. in Economics from the University of Chicago. Henry is a member of the firm’s Executive Board.

Stephen S. Smith

Managing Director & Portfolio Manager

Steve is co-lead portfolio manager for the firm’s Global Fixed Income and related strategies. He joined the firm in 1991. Previously, Steve was with Mitchell Hutchins Asset Management, Inc. as managing director of taxable fixed income (1988-1991); Provident Capital Management, Inc. as senior vice president overseeing taxable fixed income (1984-1988); Munsch & Smith Management as a founding partner (1980-1984), and First Pennsylvania Bank as vice president and portfolio manager in the fixed income division (1976-1980). Steve earned a B.S. in Economics and Business Administration from Xavier University, where he is currently chair of the university’s foundation and is a member of the board of trustees. He is a member of the firm’s Executive Board. Steve is also a member of the Board of Trustees at both St. Mary’s Villa for Children and Families, a provider of services for abused and neglected children, and the Winterthur Museum & Country Estate, a nonprofit, educational institution.

Adam B. Spector

Managing Director & Director of Marketing, Sales & Client Service

As director of marketing, sales and client service, Adam oversees Brandywine Global’s institutional sales, institutional client service, and the associated support groups. He also manages several key client relationships and serves as a member of the Executive Board. Before joining Brandywine Global in 1997, Adam was a director in the international investment management group for SEI Investments (1991-1997) and managing director for Ameritek Business Systems in Prague, Czechoslovakia (1990-1991). Adam earned an M.B.A. from the Wharton School of the University of Pennsylvania and a B.A. in Public Policy and Anthropology from Brown University, where he graduated magna cum laude and was elected to Phi Beta Kappa.

Steven M. Tonkovich

Managing Director & Portfolio Manager

Steve is co-lead portfolio manager of the Diversified Value Equity strategies. He plays an integral role in the team’s continual refinement of the Diversified Value Equity investment process and the firm’s ongoing research into value investing. Prior to joining the firm in 1989, he was with the Wharton School of the University of Pennsylvania as a research analyst in the Finance Department (1987-1989) and the Moore School of Electrical Engineering of the University of Pennsylvania as a research assistant (1986-1987). Steve earned a B.S.E in Finance and Regional Science from the Wharton School. He is a member of the firm’s Executive Board.

Edward A. Trumpbour

Managing Director & Portfolio Manager

Ed is portfolio manager for the Absolute Value Equity portfolios. He joined the firm in 1996. Previously, Ed was with Delaware Investment Advisors (1985 - 1996), a subsidiary of Delaware Management Holdings, as vice president and senior portfolio manager with the firm’s institutional large cap value team. Also while at Delaware, he launched and managed the Delaware Value Fund (renamed Delaware Small Cap Value Fund), a Morningstar Five-Star rated fund investing in small and mid capitalization equities from 1987 to 1996. Additionally, Ed served as an analyst with Gabelli Asset Management (1984-1985). He earned an M.B.A. in Finance from the Wharton School of the University of Pennsylvania and a B.S.B.A. in Finance from Georgetown University. Ed is a member of Brandywine Global’s Executive Board.

Edward A. Whitaker, Jr.

Managing Director, International

Ted is managing director of Brandywine Global’s international business and serves as a member of the Executive Board. Previously, Ted was with Chase Manhattan Bank, Malaysia as managing director, senior country officer (1996-1998); Chemical Bank, Singapore as managing director and regional manager (1994-1996); in the Korea, New York, and Tokyo divisions of Manufacturers Hanover Trust Co., and post-merger Chemical Bank as vice president and managing director (1975-1994). He completed an advanced management program with Harvard University and earned his B.A. in History from Williams College.

COOKE & BIELER, L.P. (“COOKE & BIELER”)

SAMUEL H. BALLAM, III

Partner

Client Service/Business Development    BBA, University of Miami, MBA, Northwestern University

Sam received his undergraduate degree in Finance and then earned his MBA with a double major in Finance and Accounting. Following ten years of corporate financial experience, Sam served as the Treasurer of Thomas Jefferson University and thereafter as Senior Vice President of Finance and Chief Financial Officer for Main Line Health, a multi-hospital system. Prior to joining the firm in 1997, Sam was a Cooke & Bieler institutional client for thirteen years. He is currently Chairman of the Board of the Church Farm School, and serves on the President’s Council of the University of Miami. Sam was named Nonprofit Marketer of the Year by Money Management Letter in 2005. Also, he is a Certified Public Accountant.

KERMIT S. ECK, CFA

Partner

Analyst/Portfolio Manager    BS, Montana State University, MBA, Stanford University

Kermit earned his undergraduate degree in Computer Science and competed as captain of his school’s varsity tennis team. He joined Cooke & Bieler after receiving his MBA in 1980, then left the firm in 1984 to become Director of Product Marketing for Eczel Corp., a computer products start-up company. Between 1987 and 1992, Kermit belonged to an investor group that purchased privately held companies, serving as Executive Vice President for one of those businesses, Keystone Natural Water. He rejoined Cooke & Bieler in 1992 and currently serves on both the Board and Finance Committee of the Church Farm School.

MICHAEL M. MEYER, CFA

Partner

Analyst/Portfolio Manager    BA, Davidson College MBA, Wharton School of Business

Mike earned his undergraduate degree in Economics, graduating cum laude with distinction and competed as captain of the varsity tennis team. In 1993, following four years at Sterling Capital Management as an equity analyst and head equity trader, Mike earned his MBA in Finance and joined Cooke & Bieler.

JAMES R. NORRIS

Partner

Analyst/Portfolio Manager    BS, Guilford College MBA, University of North Carolina

Jim earned his undergraduate degree in Management with high honors, first in his class. He then went on to receive his MBA, graduating in the top 5% of his class and earning the Dean’s Scholar Award. Prior to joining Cooke & Bieler in 1998, he spent nearly ten years with Sterling Capital Management as Senior Vice President of Equity Portfolio Management.

EDWARD O’CONNOR, CFA

Partner

Analyst/Portfolio Manager    BA, Colgate University MBA, University of Chicago

Ted graduated cum laude with honors in Economics and Philosophy. He worked as a U.S. diplomat in Cuba and Guatemala prior to receiving his MBA with concentrations in Finance and International Business in 1999. He then joined Cambiar Investors in Denver, Colorado where he served as an equity analyst and portfolio manager and participated in Cambiar’s 2001 management buyout. Ted joined Cooke & Bieler in 2002.

JAMES O’NEIL, CFA

Partner

Analyst/Portfolio Manager    BA, Colby College MBA, Harvard School of Business

Jamie received his undergraduate degree in Economics, graduating cum laude with distinction and competing as captain of the varsity soccer team. He was an Investment Officer in the Capital Markets Department at Mellon Bank for three years before entering Harvard Business School to earn his MBA. He served as a summer intern in 1987, joining Cooke & Bieler upon his graduation the following year.

MEHUL TRIVEDI, CFA

Partner

Analyst/Portfolio Manager    BS, Wharton School of Business BA, University of Pennsylvania MBA, Wharton School of Business

Mehul graduated magna cum laude with dual degrees in both Economics (with concentrations in Finance and Statistics) and International Relations. After working as a fixed income analyst at Blackrock Financial Management and then as a product manager at PNC Asset Management, Mehul earned his MBA, serving as a summer intern at Cooke & Bieler in 1997 and joining the firm upon his graduation in 1998.

DAREN C. HEITMAN, CFA

Partner

Analyst/Portfolio Manager    BBA, Iowa State University MBA, University of Chicago

Daren earned his undergraduate degree in Finance in 1989. He went on to receive his MBA while working in Chicago at Skyline Asset Management as both an analyst and portfolio manager. Daren joined Cooke & Bieler in 2005 after serving as a senior analyst for five years at Schneider Capital Management in suburban Philadelphia.

JOHN J. MEDVECKIS

Partner

High Net-Worth/Taxable Investing Portfolio Manager    BA, University of Cincinnati

John earned his undergraduate degree in Economics, taught investments for two years at Purdue University and was admitted to the Indianapolis Society of Financial Analysts. He also served as Officer of the American Fletcher National Bank in Indianapolis where he managed individual trust accounts. John then joined Cooke & Bieler in 1973. John is currently a Trustee of the Curtis Institute of Music as well as the Philadelphia Museum of Art, where he also serves on the Investment Committee. He presently serves on the Visual Arts Committee of the U. S. Library of Congress and as a Trustee of the Library of Congress. In addition, he is an Overseer of the University of Pennsylvania Museum of Archaeology and Anthropology and a fellow and Trustee of the College of Physicians of Philadelphia. John is also Honorary Consul for the Republic of Latvia for the State of Pennsylvania.

LINDA N. PERNA

Chief Compliance Officer    BBA, Temple University MBA, Drexel University

Linda graduated magna cum laude in 1993 with a BBA degree in Finance and Real Estate. After working five years for Cooke & Bieler as a performance specialist, Linda attended the Executive MBA program at Drexel University, graduating with an MBA in 2000. She joined Cooke & Bieler in 1988 and is also a member of Beta Gamma Sigma.

BRUCE A. SMITH

Partner

Trading/Operations    BA, College of Wooster MBA, University of Michigan

Bruce earned his undergraduate degree in Economics in 1976. He joined Cooke & Bieler as a research assistant in 1979 after working for the Union Carbide Corporation. After a leave of absence to earn his MBA in 1984, Bruce returned to Cooke & Bieler to head the trading and operations functions.

DAVIS SELECTED ADVISERS, L.P. (“DSA”)

Davis Selected Advisers, L.P. (“DSA”) and subsidiary companies comprise a financial services organization whose business consists primarily of providing investment management services as the investment adviser and manager for investment companies registered under the Investment Company Act of 1940, unregistered off-shore investment companies, and as an investment adviser to institutional and individual accounts. DSA also serves as sub-investment adviser to other investment companies. Affiliated investment companies include:

Davis Investments, LLC is the sole general partner of DSA. Its sole member, Christopher C. Davis, controls Davis Investment, LLC.

Venture Advisers, Inc. is a corporation whose primary purpose is to hold limited partner units in DSA.

Davis Distributors LLC, a wholly-owned subsidiary of DSA, is a registered broker-dealer which serves as primary underwriter of Davis Funds and Selected Funds.

Davis Selected Advisers NY, Inc., another wholly-owned subsidiary, is a federally registered investment adviser which serves as subadviser for many of DSA’s advisory clients

DSA serves as investment sub-adviser to one series of Registrant, as well as to a series of another registered investment company for which MassMutual serves as investment adviser.

Other business of a substantial nature that directors or officers of DSA are or have been engaged in the last two years:

Andrew A. Davis (6/25/63) 124 East Marcy Street, Santa Fe, NM 87501. Director, President and/or Vice President of each of the Davis Funds and the Selected Funds. President of Davis Investments, LLC. Also serves as a director and/or senior officer for several companies affiliated with DSA which are described above.

Christopher C. Davis (7/13/65) 609 Fifth Avenue, New York, NY 10017. Director, Chief Executive Officer, President, and/or Vice President of each of the Davis Funds and the Selected Funds; Director, Chairman and Chief Executive Officer of Davis Investments, LLC. Also serves as a director and/or senior officer for several companies affiliated with DSA, which are described above. Is an employee of Shelby Cullom Davis & Co., a registered broker/dealer. Director, Washington Post Company.

Kenneth C. Eich (8/14/53) 2949 East Elvira Road, Suite 101, Tucson, AZ 85756. Executive Vice President and Principal Executive Officer of each of the Davis Funds and Selected Funds; Chief Operating Officer of Davis Investments, LLC. Also serves as a senior officer for several companies affiliated with DSA which are described above.

Douglas Haines (3/4/71) 2949 East Elvira Road, Suite 101, Tucson, AZ 85756. Vice President, Treasurer Chief Financial Officer, Principal Financial Officer, and Principal Accounting Officer of each of the Davis Funds and Selected Funds.

Sharra L. Haynes (9/25/66) 2949 East Elvira Road, Suite 101, Tucson, AZ 85756. Vice President Chief Compliance Officer of each of the Davis Funds and Selected Funds; Vice President of Davis Investments, LLC. Also serves as Chief Compliance Officer for DSA and as a senior officer for several companies affiliated with DSA which are described above.

Thomas D. Tays (03/07/57) 2949 East Elvira Road, Suite 101, Tucson, AZ 85756. Vice President, Chief Legal Officer and Secretary, Davis Investments, LLC. Also serves as a senior officer for several companies affiliated with DSA which are described above.

Gary Tyc (05/27/56) 2949 East Elvira Road, Suite 101, Tucson, AZ 85756. Vice President, Chief Financial Officer Treasurer, and Assistant Secretary of Davis Investments, LLC. Also serves as a senior officer for several companies affiliated with DSA which are described above.

Russell O. Wiese (05/18/66) 609 Fifth Avenue, New York, NY 10017. Chief Marketing Officer of Davis Investments, LLC. Also serves as a director and/or senior officer for several companies affiliated with DSA which are described above.

DELAWARE MANAGEMENT COMPANY (“DMC”)

Name and Principal Business Address.

Delaware Management Company

2005 Market Street

Philadelphia, Pennsylvania 19103

Business and Other Connections of the Investment Advisor.

Delaware Management Company (DMC), a series of Delaware Management Business Trust (DMBT), serves as an investment sub-adviser to the Registrant and also serves as investment manager or sub-advisor to certain of the funds in the Delaware Investments® Family of Funds, as well as to certain non-affiliated registered investment companies. In addition, certain officers of DMC also serve as trustees of other Delaware Investments Funds, and certain officers are also officers of these other funds. A company indirectly owned by DMC’s parent company acts as principal underwriter to the mutual funds in the Delaware Investments Funds and another such company acts as the shareholder services, dividend disbursing, accounting servicing and transfer agent for all of the Delaware Investments Funds.

The following persons serving as directors or officers of DMC have held the following positions during the past two years. Unless otherwise noted, the principal business address of the directors and officers of DMC is 2005 Market Street, Philadelphia, PA 19103-7094.

Name and Principal Business Address	Positions and Offices with DMC	Other Positions and Offices Held
Patrick P. Coyne	President	Mr. Coyne has served in various executive capacities within Delaware Investments President – Lincoln National Investment Companies, Inc. Director – Kaydon Corp.

Michael J. Hogan	Executive Vice President/Head of Equity Investments

Mr. Hogan has served in various executive capacities within Delaware Investments

Executive Vice President/Chief Investment Officer/Head of Equity Investments – Delaware Investment Advisers (a series of Delaware Management Business Trust

Philip N. Russo	Executive Vice President/Chief Administrative Officer	Mr. Russo has served in various executive capacities within Delaware Investments

See Yeng Quek	Executive Vice President/Managing Director/Chief Investment Officer, Fixed Income

Mr. Quek has served in various executive capacities within Delaware Investments

Executive Vice President/Managing Director/Chief Investment Officer, Fixed Income –Lincoln National Investment Companies, Inc.

Director/Trustee - HYPPCO Finance Company Ltd.

Douglas L. Anderson	Senior Vice President/Operations	Mr. Anderson has served in various executive capacities within Delaware Investments

Marshall T. Bassett	Senior Vice President/Chief Investment Officer — Emerging Growth Equity	Mr. Bassett has served in various executive capacities within Delaware Investments

Joseph R. Baxter	Senior Vice President/Head of Municipal Bond Investments	Mr. Baxter has served in various executive capacities within Delaware Investments

Christopher S. Beck	Senior Vice President/Senior Portfolio Manager	Mr. Beck has served in various executive capacities within Delaware Investments

Michael P. Buckley	Senior Vice President/Director of Municipal Research	Mr. Buckley has served in various executive capacities within Delaware Investments

Stephen J. Busch	Senior Vice President/Investment Accounting	Mr. Busch has served in various executive capacities within Delaware Investments

Michael F. Capuzzi	Senior Vice President — Investment Systems	Mr. Capuzzi has served in various executive capacities within Delaware Investments

Lui-Er Chen	Senior Vice President/Senior Portfolio Manager/Chief Investment Officer, Emerging Markets	Mr. Chen has served in various executive capacities within Delaware Investments

Thomas H. Chow	Senior Vice President/Senior Portfolio Manager	Mr. Chow has served in various executive capacities within Delaware Investments

Robert F. Collins	Senior Vice President/Senior Portfolio Manager	Mr. Collins has served in various executive capacities within Delaware Investments

Stephen J. Czepiel	Senior Vice President/Portfolio Manager/Senior Municipal Bond Trader	Mr. Czepiel has served in various executive capacities within Delaware Investments

Chuck M. Devereux	Senior Vice President/Senior Research Analyst	Mr. Devereux has served in various executive capacities within Delaware Investments

Roger A. Early	Senior Vice President/Senior Portfolio Manager	Mr. Early has served in various executive capacities within Delaware Investments

James A. Forant	Senior Vice President/Director, Technical Services	Mr. Forant has served in various executive capacities within Delaware Investments

Stuart M. George	Senior Vice President/Head of Equity Trading	Mr. George has served in various executive capacities within Delaware Investments

Paul Grillo	Senior Vice President/Senior Portfolio Manager	Mr. Grillo has served in various executive capacities within Delaware Investments

William F. Keelan	Senior Vice President/Director of Quantitative Research	Mr. Keelan has served in various executive capacities within Delaware Investments

Kevin P. Loome	Senior Vice President/Senior Portfolio Manager/Head of High Yield Investments	Mr. Loome has served in various executive capacities within Delaware Investments

Francis X. Morris	Senior Vice President/Chief Investment Officer — Core Equity	Mr. Morris has served in various executive capacities within Delaware Investments

Brian L. Murray, Jr.	Senior Vice President/Chief Compliance Officer	Mr. Murray has served in various executive capacities within Delaware Investments Senior Vice President/Chief Compliance Officer – Lincoln National Investment Companies, Inc.

Susan L. Natalini	Senior Vice President/Marketing & Shared Services	Ms. Natalini has served in various executive capacities within Delaware Investments

D. Tysen Nutt	Senior Vice President/Chief Investment Officer, Large Cap Value Equity	Mr. Nutt has served in various executive capacities within Delaware Investments

David P. O’Connor	Senior Vice President/Strategic Investment Relationships and Initiatives/General Counsel

Mr. O’Connor has served in various executive capacities within Delaware Investments

Senior Vice President/ Strategic Investment Relationships and Initiatives/ General Counsel/Chief Legal Officer – Optimum Fund Trust

Senior Vice President/ Strategic Investment Relationships and Initiatives/ General Counsel/Chief Legal Officer - Lincoln National Investment Companies, Inc.

Philip R. Perkins	Senior Vice President/Senior Portfolio Manager	Mr. Perkins has served in various executive capacities within Delaware Investments

Richard Salus	Senior Vice President/ Controller/Treasurer

Mr. Salus has served in various executive capacities within Delaware Investments

Senior Vice President/Controller/Treasurer - Lincoln National Investment Companies, Inc.

Senior Vice President/Chief Financial Officer – Optimum Fund Trust

Jeffrey S. Van Harte	Senior Vice President/Chief Investment Officer — Focus Growth Equity	Mr. Van Harte has served in various executive capacities within Delaware Investments

Babak Zenouzi	Senior Vice President/Senior Portfolio Manager	Mr. Zenouzi has served in various executive capacities within Delaware Investments

EAGLE ASSET MANAGEMENT (“EAGLE”)

The table below lists the name, address, position with Eagle Asset Management and principal occupation during the past five years for the principal executive officers and directors of Eagle Asset Management

Name and Address*		Position with Eagle Asset Management. and Principal Occupation

Name	Position With Eagle	Principal Occupations
Thomas A. James	Director

March 1984 to present - Mr. James is Chairman of the Board of Directors of Eagle Asset Management, Inc.

June 1985 to present - Mr. James is Chairman of the Board of Trustees of the Heritage Family of Mutual Funds.

June 1985 to present - Mr. James is Director of Heritage Asset Management Inc..

Richard K. Riess	Chief Executive Officer

October 1996 to present - Mr. Riess is Chief Executive Officer of Eagle Asset Management, Inc.

May 1998 to present - Mr. Riess is Executive Vice President—Managing Director of Asset Management of Raymond James Financial, Inc.

October 2000 to present - Mr. Riess is President of Heritage Family of Mutual Funds

April 2000 to present - Mr. Riess is Chief Executive Officer of Heritage Asset Management, Inc. October 1996 to March 2000 - Mr. Riess was President of Eagle Asset Management, Inc

July 1988 to present - Mr. Riess is a Director of Eagle Asset Management, Inc.

June 1985 to present - Mr. Riess is a Director of Heritage Asset Management, Inc.

June 1985 to present - Mr. Riess is a Trustee for the Heritage Family of FundsP

Stephen G. Hill	President and Chief Operating Officer	Dec 2005 to present – Director of Heritage Fund Distributors, Inc. April 2000 to present - Mr. Hill is President and Chief Operating Officer of Eagle Asset Management, Inc.

December 2005 to present – Mr. Hill is Director of Heritage Fund Distributors, Inc.

December 2000 to present - Manager, EA Management I, LLC, general partner of investment limited partnerships.

October 1998 to present - Mr. Hill is a Director of Awad Asset Management, Inc.

January 1995 to present - Mr. Hill is a Director of Eagle Asset Management, Inc.

December 1994 to present - Mr. Hill is a Director of Heritage Asset Management, Inc.

November 1991 to March 2000 and from November 2005 to present - Mr. Hill is President of Heritage Mutual Funds.

April 1989 to March 2000 and from November 2005 to present - Mr. Hill is President of Heritage Asset Managment.

Richard Rossi	Executive Vice President

From November 2005 to Present – Mr. Rossi is President and a Director of Heritage Funds Distributor Inc.

From October 1999 to Present - Mr. Rossi is Executive Vice President with Eagle and responsible for Eagle Sales and Marketing.

March 1999 to present - Mr. Rossi is a Registered Representative with Raymond James & Associates, Inc.

Stephen W. Faber	Corporate Counsel	January 1990 to present: Corporate Counsel, Eagle Asset Management, Inc. .

Damian D. Sousa	Chief Compliance Officer

December 2005 to present – Mr. Sousa is CCO of Heritage Fund Distributors, Inc.

February 2003 to present – Mr. Sousa is CCO of Awad Asset Management.

August 2002 to present - Mr. Sousa is Vice President, Director of Compliance of Eagle Asset

Management, Inc.. February 2003 Mr. Sousa was appointed Chief Compliance Officer.

August 2002 to present - Mr. Sousa is a Registered Representative of Raymond James & Associates, Inc.

December 2000 to August 2002 - Mr. Sousa was Senior Vice President, Compliance Director of Fleet Investment Advisors, Inc.

July 1997 to December 2000 - Mr. Sousa was Vice President, Senior Compliance Manager of FleetBoston Corporate Compliance.

Eric C. Wilwant	Treasurer

February 2003 to present - Mr. Wilwant is Treasurer of Eagle Asset Management.

September 2000 to present - Mr. Wilwant is Vice President of Eagle Asset Management. Responsible for Operations, Trading Operations and Administration.

April 1995 to September 2000 - Mr. Wilwant was Head of Trading and Trading Systems at Dolphin Capital Management.

*	The address of each person is 880 Carillon Parkway, St Petersburg, Florida, 33716.

EARNEST PARTNERS, LLC (“EARNEST”)

Names and positions of the principal executive officers and directors of EARNEST Partners as of December 31, 2005. The principal address of each individual as it relates to his duties at EARNEST Partners is the same as that of EARNEST Partners.

Name	Position(s) with EARNEST Partners
Paul E. Viera, Jr.	Chief Executive Officer and Partner

Matthew Bronfman	Director and Partner

John G. Whitmore, II	Chief Operating Officer and Partner

James M. Wilson	Chief Compliance Officer

ESSEX INVESTMENT MANAGEMENT COMPANY, LLC (“ESSEX”)

Joseph C. McNay

Chairman, Chief Investment Officer & Managing Principal

Joe is Chairman and Chief Investment Officer of Essex. He has direct portfolio management responsibilities on a variety of funds and on behalf of private clients. He is a member of the firm’s Management Board. Prior to founding Essex in 1976, Joe was Executive Vice President and Director of Endowment Management & Research Corp. for nine years. Before 1967, Joe was Vice President and Senior Portfolio Manager at the Massachusetts Company. Currently he is serving as Trustee of National Public Radio, Trustee of the Dana Farber Cancer Institute, and is a Trustee and member of the Children’s Hospital Investment Committee. He received his A.B. degree from Yale University and his M.B.A. degree from the Wharton School of Finance.

Stephen D. Cutler, CFA

President, Managing Principal & Portfolio Manager

Steve is the President of Essex and has direct portfolio management responsibilities for private clients. As one of Essex’s three Managing Principals, he is responsible for the overall management of Essex. Prior to joining Essex in 1989, Steve was President and Director of Baring America (formerly Endowment Management & Research Corp.) for eighteen years. Prior to Baring, Steve was Director of Investments and Portfolio Manager for the Massachusetts Company and was a Portfolio Manager and Analyst for five years at Keystone. Steve is a member of the Boston Security Analysts Society and is a Chartered Financial Analyst. He serves as a Trustee of Babson College and is a member of the Investment Committee of the South Shore YMCA. Steve earned his A.B. degree from Brown University and received his M.B.A. from Babson College.

Christopher P. McConnell, CPA

Chief Executive Officer, Chief Compliance Officer & Managing Principal

As Chief Executive Officer, Chris is responsible for the overall management of the firm. Chris is also a member of the Firm’s Management Board. Chris joined Essex in 1993 as its Chief Financial Officer and Chief Compliance Officer. Before joining Essex in 1993, he was a Senior Tax Manager with Deloitte & Touche, LLP for ten years specializing in financial planning and investment management firms. He is a Certified Public Accountant registered in both Massachusetts and Texas. Chris is a former member of the Advisory Board of Northeastern University Graduate Tax Program and was an adjunct professor of the Graduate Tax Program. Chris is a founding board member of the Boston Hedge Fund Group. He is also a member of AICPA and the Massachusetts Society of Certified Public Accountants. He received his B.S. degree from Northeastern University and his M.S.T. from the University of Houston.

Nancy B. Prial, CFA

Senior Principal & Portfolio Manager

Nancy is a Portfolio Manager on the Essex Small/Micro Cap Growth and Small/Mid Cap Growth strategies. Prior to joining Essex in 2005, Nancy spent six years at The Burridge Group, LLC as Vice President & Chief Investment Officer and four years at the Twentieth Century division of American Century Investors. She began her investment career in 1984 at Frontier Capital Management as a fundamental analyst and portfolio manager. Nancy graduated from Bucknell University with a B.S. in electrical engineering and a B.A. in mathematics. She earned her M.B.A. from Harvard Business School. Nancy serves as a Trustee for Bucknell University.

Deborah A. Coulter, CPA

Chief Financial Officer & Compliance Manager

As the Firm’s Chief Financial Officer, Deb leads a department of three professionals, one of whom is a Certified Public Accountant. Prior to joining Essex in 1995, Deborah was a Senior Tax Associate with Deloitte & Touche, LLP. She received her B.S. in Accounting from Stonehill College.

FEDERATED CLOVER INVESTMENT ADVISORS (“FEDERATED CLOVER”)

The following are the names and principal occupations of the principal executive officers and each director of Federated Global Investment Management Corp. The address of the principal executive officers and each director is 450 Lexington Ave., Suite 3700, New York, NY 10017.

J. Christopher Donahue, Director, Chairman

Thomas R. Donahue, Director, Treasurer

Brian P. Bouda, Chief Compliance Officer

G. Andrew Bonnewell, Vice President, Secretary

John B. Fisher, Director, President, CEO

Stephen F. Auth, Executive Vice President, CIO - Equity

HARRIS ASSOCIATES L.P. (“HARRIS ASSOCIATES”)

Harris Associates L.P. (“HALP”) is a registered investment adviser under the Advisers Act. The directors and executive officers of HALP have had as their sole business, profession, vocation or employment during the past two years only their duties as executive officers/employees of Harris Associates or its predecessors. Harris Associates Inc. (“HAI”) is the general partner. Harris Associates Securities L.P. (“HASLP”), a limited-purpose broker-dealer, and HALP is affiliated with and a limited partner of HASLP. The business address of Harris Associates is Two North LaSalle Street, Suite 500, Chicago, Illinois 60602.

Directors and Officers

Name, Address and Position(s) and Age at December 31, 2008 and Principal Occupation(s) during the Past Five Years.

ROBERT LEVY. 58. Chairman, HAI, Chief Investment Officer, Domestic Equity, HALP, since 2001; President and Chief Executive Officer, HAI, HALP and HASLP, 1997-2002; Portfolio Manager, HALP.

HENRY R. BERGHOEF. 59. Vice President and Director of Domestic Research, HAI and HALP, since January 2003; Vice President and Analyst and Portfolio Manager, HALP; Associate Director of Research, HALP, 2001-2002.

DAVID G. HERRO. 49. Director, HAI, Chief Investment Officer, International Equity, HAI and HALP, since 2003; Portfolio Manager, and Analyst, HALP.

JOHN R. RAITT. 54. Director, HAI, President and Chief Executive Officer of HAI, HALP and HASLP, since January 2003; Vice President, Chief Operating Officer, HALP, 2001-2003; Director of Research, 1998-2003, and Associate Director of Research, HALP prior thereto; Analyst, HALP.

JANET L. REALI. 57. Vice President, General Counsel, and Secretary, HAI, HALP and HASLP, since 2001.

KRISTI L. ROWSELL. 42. Director, HAI, Treasurer and Chief Financial Officer, HAI, HALP and HASLP, since 1999.

CHAD M. CLARK. 36. Vice President, HAI; Portfolio Manager and International Analyst, HALP since 1995.

CLYDE S. MCGREGOR. 56. Vice President, HAI; Portfolio Manager HALP, since 1981.

MICHAEL J. MANGAN. 45. Vice President, HAI; Portfolio Manager HALP, since 1997.

MICHAEL J. NEARY. 40. Vice President, HAI; Managing Director, Marketing and Client Relations HALP, since 2002; Director, Marketing and Client Relations HALP, since 1995.

WILLIAM C. NYGREN. 50. Vice President, HAI; Portfolio Manager and Analyst HALP since 1983; Director of Research, HALP, 1990-1998.

JOHN N. DESMOND, 47, Chief Operating Officer, HAI and HALP since June 2007; Vice President and Director of Investment Operations for Nuveen Investments 2005-2007; Senior Vice President and Head of Investment Operations and Systems at Scudder Investments 1995-2005.

ROBERT A. TAYLOR, 36, Vice President and Director of International Research, HALP since 2004; Portfolio Manager and Analyst, HALP since 1994.

COLIN P. MCFARLAND, 45, Chief Compliance Officer, HALP since 2005; Senior Manager at Deloitte & Touche LLP, 1997-2005.

PIERRE SERVANT, 53, Director, HAI since 2007; CEO and Member of Executive Committee, Natixis Global Asset Management since 2007; Chief Financial and Risk Officer, Caisses d’Epargne, 2004-2006.Address: c/o Natixis Global Asset Management, 21, quai d’Austerlitz 75013 Paris, France.

JOHN HAILER, 48, Director, HAI since 2007; President and CEO, Natixis Global Asset Management LLC since 2007, Member, Management Board, Caisse Nationale des Caisses d’Epargne (CNCE) 2004-2006, Chairman of the Management Board, CDC IXIS 2003; CEO, IXIS Asset Management Advisors Group, 1999-2006. Address: c/o Natixis Global Asset Management, 399 Boylston Street, Boston, Massachusetts 02116.

INSIGHT CAPITAL RESEARCH & MANAGEMENT, INC. (“INSIGHT CAPITAL”)

The following are the Executive Officers and Board of Directors for Insight Capital Research and Management, Inc., a California Corporation.

Mr. Collins Collins, CFA

Chairman, Board of Directors

CEO and Chief Investment Officer

Mr. Collins developed Insight’s investment approach over a 40-year period. He made his first investments in growth stocks in 1956. Mr. Collins began his management career as a mutual fund manager in San Francisco. In the 1970’s, he worked for Wells Fargo Investment Advisors as a Senior Portfolio Manager handling institutional accounts. While at Wells Fargo, Mr. Collins developed quantitative methods for analyzing securities and optimizing portfolios. In 1988, he founded Insight Capital with Lisa Miller to provide money management services to institutional and retail investors.

Mr. Collins brings to the investment process a wealth of business experience. After serving as a Naval Officer, he worked as an engineer for General Electric. After graduating from the Harvard Business School, Mr. Collins joined the Raychem Corporation. In addition to investing in growth companies, Mr. Collins has experience in high-tech venture capital investments and investing in turnaround situations. This is a unique background and it has served Insight’s clients well.

A sought-after speaker on investment topics, Mr. Collins has appeared on Wall Street Week, CNBC, and CNNfn and is frequently quoted by leading financial publications. He holds an MBA from Harvard, a Bachelor degree in Electrical Engineering from the Georgia Institute of Technology and holds the Chartered Financial Analyst designation.

Victor Trautwein III

Member, Board of Directors

Mr. Trautwein serves on Insight’s Board of Directors as an outside Director and is not employed by Insight. Currently he is Director of Operations of Kids Alive; Co-Field Director for the Dominican Republic. Prior to his position with this non-profit, he worked as both General Manager and in Business Development for

Weyerhaeuser Company in recycling operations, after starting with the firm in their Forest Products division as a Business Analyst. Prior to working with Weyerhaeuser Company, Mr. Trautwein was an Associate at Mercer Management Consulting.

Mr. Trautwein holds a Bachelor of Science degree in Engineering Sciences Dartmouth College and an MBA from Stanford Graduate School of Business.

Charles S. Gehring, CFA

Managing Director, Senior Vice President

Director of Investment Management

Mr. Gehring joined Insight Capital in 1992. In his capacity as Director of Investment Management, Mr. Gehring serves as Chairman of the Investment Committee, of which he has been a member since 1994. Mr. Gehring served as Portfolio Manager for the Mid-Cap Growth Portfolio from 1995-2006 and as Portfolio Manager for the Large-Cap Growth Portfolio since 2001. His prior experience at Insight includes trading, financial analysis, and management of other portfolios. Mr. Gehring has contributed to the development of various systems for the monitoring of stocks and the market, trade management and new products.

Prior to joining Insight, Mr. Gehring worked in numerous capacities with HomeFed Bank. He received a Bachelor of Business Administration degree from the University of San Diego. He earned the designation of Personal Financial Planner from the University of California, San Diego Extension Program. Mr. Gehring is a member of the CFA Institute and the Security Analysts of San Francisco. He also holds the Chartered Financial Analyst designation.

Philip Hamilton

Managing Director, Director of Marketing

Mr. Hamilton leads Insight’s marketing efforts. Mr. Hamilton is also a member of Insight’s management committee. Prior to joining Insight, Mr. Hamilton worked for Quadra Capital Partners in Boston, where he was responsible for marketing and client servicing to Taft-Hartley and corporate clients. Mr. Hamilton was a Senior Researcher in Finance at Harvard Business School where he spent more than seven years in research and administrative roles. He started his investment career at The Boston Company.

Mr. Hamilton received his Master of Arts degree in Economics from Southern Methodist University and his Bachelor of Arts degree in Economics from the University of Maine. He is a member of the Investment Management Consultants Association.

Leslie Collins Trautwein

Member, Board of Directors

Dr. Trautwein serves on Insight’s Board of Directors as an outside director and is not employed by Insight. Currently, she is the Medical Director for Kids Alive International in the Dominican Republic. Prior to moving to the Dominican Republic, Dr. Trautwein served on the board of directors of the Crisis Pregnancy Center in DuPage County Illinois.

Dr. Trautwein graduated Magna Cum Laude from Dartmouth College with a degree in Biochemistry and also graduated from Cornell Medical School. She completed her residency in Pediatrics at Oakland Children’s hospital followed by a fellowship in Emergency Medicine at University of Washington.

J.P. MORGAN INVESTMENT MANAGEMENT INC. (“J.P. MORGAN”)

JP Morgan Investment Management Inc. (“J.P. Morgan”) is an investment sub-adviser for the “Registrant’s

Fund”. The principal business address of J.P. Morgan is 245 Park Avenue, New York, NY 10167. J.P. Morgan is a registered investment adviser under the Advisers Act.

Name and Position With Investment Adviser	Name of Other Company	Connection With Other Company
Evelyn V. Guernsey	JPMorgan Investment	Chairperson, President and CEO
President, Director,	Advisors Inc.
Managing Director
George C.W. Gatch	—	—
Director, Managing
Director
Seth P. Bernstein	—	—
Global Head of Fixed
Income, Managing Director
Lawrence M. Unrein	—	—
Director, Managing
Director
Martin R. Porter	—	—
Global Head of
Equities, Managing Director
Clive S. Brown	—	—
Director, Managing
Director
Scott E. Richter	—	—
Secretary
Joseph K. Azelby	—	—
Director, Managing
Director
Paul A. Quinsee	—	—
Director, Managing
Director
John H. Hunt	—	—
Director, Managing
Director
Richard T. Madsen	—	—
Director, Managing
Director
Joseph J. Bertini	—	—
Chief Compliance Officer

LOOMIS, SAYLES & COMPANY, L.P. (“LOOMIS SAYLES”)

Executive Officers of Loomis, Sayles & Company, L.P. and its General Partner, Loomis, Sayles & Company, Incorporated

03/31/95	Chairman & Chief Executive Officer; 08/03/92 President	Robert J. Blanding
08/03/99	Vice Chairman; 10/30/89 Executive Vice President	Daniel J. Fuss
11/05/02	Executive Vice President; 03/01/00 Chief Financial Officer	Kevin P. Charleston
06/01/99	Executive Vice President, Director of Institutional Services	John F. Gallagher, III
11/05/02	Executive Vice President; 08/08/00 Chief Information Officer	John R. Gidman
11/05/02	Executive Vice President, Chief Investment Officer—Equities	Lauriann Kloppenburg
11/05/02	Executive Vice President, Chief Investment Officer—Fixed Income	Jaehoon Park
05/06/03	Executive Vice President, Managing Director—Fixed Income	Mark E. Smith
11/04/03	Executive Vice President; 07/01/03 General Counsel & Secretary	Jean S. Loewenberg

Board of Directors of Loomis, Sayles & Company, L.P.’s General Partner, Loomis Sayles & Company, Incorporated
09/05/90	Blanding, Robert J.	08/08/00	Kloppenburg, Lauriann
05/09/00	Charleston, Kevin P.	11/04/03	Loewenberg, Jean S.
09/30/88	Fuss, Daniel J.	10/21/02	Park, Jaehoon
05/09/00	Gallagher, John F., III	02/08/07	Servant, Pierre P. (Natixis)
05/08/01	Gidman, John R.	07/28/03	Smith, Mark E.
02/07/08	Hailer, John T. (Natixis)

List of Funds Advised

In addition to the following US-registered investment companies, Loomis Sayles also acts as adviser or subadviser to other affiliated and unaffiliated investment companies or similar pooled investment vehicles.

Loomis Sayles Mid Cap Growth Fund

Loomis Sayles Small Cap Growth Fund

Loomis Sayles Small Cap Value Fund

Loomis Sayles Fixed Income Fund

Loomis Sayles Institutional High Income Fund

Loomis Sayles Intermediate Duration Fund

Loomis Sayles Investment Grade Fixed Income Fund

Loomis Sayles Inflation Protected Fund

Loomis Sayles Core Plus Bond Fund

Loomis Sayles High Income Fund

Loomis Sayles Investment Grade Bond Fund

Loomis Sayles Limited Term Government & Agency Fund

Loomis Sayles Strategic Income Fund

Loomis Sayles Value Fund

Loomis Sayles Growth Fund

Loomis Sayles Disciplined Equity Fund

Loomis Sayles Global Markets Fund

Loomis Sayles High Income Opportunities Fund

Loomis Sayles International Bond Fund

Loomis Sayles Bond Fund

Loomis Sayles Global Bond Fund

Loomis Sayles Securitized Asset Fund

MASSACHUSETTS FINANCIAL SERVICES COMPANY (“MFS”)

MFS serves as investment adviser to the following open-end Funds comprising the MFS Family of Funds: Massachusetts Investors Growth Stock Fund; Massachusetts Investors Trust; MFS Series Trust I (which has seven series: MFS Cash Reserve Fund, MFS Core Equity Fund, MFS Core Growth Fund, MFS New Discovery Fund, MFS Research International Fund, MFS Technology Fund and MFS Value Fund); MFS Series Trust II (which has one series: MFS Growth Fund (formerly, MFS Emerging Growth Fund); MFS Series Trust III (which has three series: MFS High Income Fund, MFS High Yield Opportunities Fund and MFS Municipal High Income Fund); MFS Series Trust IV (which has three series: MFS Government Money Market Fund, MFS Mid Cap Growth Fund and MFS Money Market Fund); MFS Series Trust V (which has three series: MFS International New Discovery Fund, MFS Research Fund and MFS Total Return Fund); MFS Series Trust VI (which has three series: MFS Global Equity Fund, MFS Global Total Return Fund and MFS Utilities Fund); MFS Series Trust VII (which currently has no series); MFS Series Trust VIII (which has two series: MFS Global Growth Fund and MFS Strategic Income Fund); MFS Series Trust IX (which has six series: MFS Bond Fund, MFS Inflation-Adjusted Bond Fund, MFS Limited Maturity Fund, MFS Municipal Limited Maturity Fund, MFS Research Bond Fund and MFS Research Bond Fund J); MFS Series Trust X (which has 12 series: MFS Aggressive Growth Allocation Fund, MFS Conservative Allocation Fund, MFS Emerging Markets Debt Fund, MFS Emerging Markets Equity Fund, MFS Floating Rate High Income Fund, MFS Growth Allocation Fund, MFS International Diversification Fund, MFS International Growth Fund, MFS International Value Fund, MFS Moderate Allocation Fund, MFS New Endeavor Fund and MFS Strategic Value Fund); MFS Series Trust XI (which has two series: MFS Mid Cap Value Fund and MFS Blended Research Core Equity Fund (formerly, MFS Union Standard Equity Fund); MFS Series Trust XII (which has 6 series: MFS Lifetime Retirement Income Fund, MFS Lifetime 2010 Fund, MFS Lifetime 2020 Fund, MFS Lifetime 2030 Fund; MFS Lifetime 2040 Fund and MFS Sector Rotational Fund; MFS Series Trust XIII (which has 2 series: MFS Government Securities Fund and MFS Diversified Income Fund); MFS Series Trust XIV (which has one series: MFS Institutional Money Market Portfolio); MFS Series Trust XV (which has one series: MFS Diversified Target Return Fund) and MFS Municipal Series Trust (which has 16 series: MFS Alabama Municipal Bond Fund, MFS Arkansas Municipal Bond Fund, MFS California Municipal Bond Fund, MFS Florida Municipal Bond Fund, MFS Georgia Municipal Bond Fund, MFS Maryland Municipal Bond Fund, MFS Massachusetts Municipal Bond Fund, MFS Mississippi Municipal Bond Fund, MFS Municipal Income Fund, MFS New York Municipal Bond Fund, MFS North Carolina Municipal Bond Fund, MFS Pennsylvania Municipal Bond Fund, MFS South Carolina Municipal Bond Fund, MFS Tennessee Municipal Bond Fund, MFS Virginia Municipal Bond Fund and MFS West Virginia Municipal Bond Fund (the “MFS Funds”). The principal business address of each of the MFS Funds is 500 Boylston Street, Boston, Massachusetts, 02116.

MFS also serves as investment adviser of the following open-end Funds: MFS Institutional Trust (“MFSIT”) (which has two series) and MFS Variable Insurance Trust (“MVI”) (which has 16 series). The principal business address of each of the aforementioned funds is 500 Boylston Street, Boston, Massachusetts, 02116.

In addition, MFS serves as investment adviser to the following closed-end funds: MFS Charter Income Trust, MFS Government Markets Income Trust, MFS Intermediate Income Trust, MFS Multimarket Income Trust, MFS Municipal Income Trust, MFS Special Value Trust,

MFS California Insured Municipal Fund, MFS High Income Municipal Trust, MFS InterMarket Income Trust I, MFS Intermediate High Income Fund, MFS Investment Grade Municipal Trust and MFS High Yield Municipal Trust (the “MFS Closed-End Funds”). The principal business address of each of the MFS Closed-End Funds is 500 Boylston Street, Boston, Massachusetts, 02116.

Lastly, MFS serves as investment adviser to MFS Variable Insurance Trust II (formerly, MFS/Sun Life Series Trust (“MFS/SL”)) (which has 28 series), Capital Appreciation Variable Account, Global Governments Variable Account, Government Securities Variable Account, High Yield Variable Account, Money Market Variable Account and Total Return Variable Account (collectively, the “Accounts”). The principal business address of MFS/SL is 500 Boylston Street, Boston, Massachusetts, 02116. The principal business address of each of the aforementioned Accounts is One Sun Life Executive Park, Wellesley Hills, Massachusetts, 02181.

Robert C. Pozen is Chairman, Director and Chairman of the Board, Robert J. Manning is Director, Chief Executive Officer, Chief Investment Officer and President, Donald A. Stewart, Kevin P. Dougherty and Jon A. Boscia are Directors, Martin E. Beaulieu is Executive Vice President and Director of Global Distribution, Robin A. Stelmach is Executive Vice President and Chief Operating Officer, Maria F. Dwyer is Executive Vice President, Chief Regulatory Officer and Chief Compliance Officer, Elizabeth Petipas is Chief Financial Officer and Treasurer, Mark N. Polebaum is Executive Vice President, General Counsel and Secretary, David A. Antonelli is Executive Vice President, Chief Investment Officer - Non-U.S. and Global Equity Investments and Co-Director of Global Research, Michael W. Roberge is Executive Vice President, Chief Investment Officer - U.S. Investments and Co-Director of Global Research, Kimberly M. Collins, Ethan D. Corey, Daniel W. Finegold, Mitchell C. Freestone, Susan S. Newton, Genevieve D. Pluhowski and Lisa A. Sheeler are Assistant Secretaries and Timothy F. Tierney is the Tax Officer and Assistant Treasurer.

Massachusetts Investors Trust

Massachusetts Investors Growth Stock Fund

MFS Series Trust I

MFS Series Trust II

MFS Series Trust III

MFS Series Trust IV

MFS Series Trust V

MFS Series Trust VI

MFS Series Trust VII

MFS Series Trust VIII

MFS Series Trust IX

MFS Series Trust X

MFS Series Trust XI

MFS Series Trust XII

MFS Series Trust XIII

MFS Series Trust XIV

MFS Series Trust XV

MFS Municipal Series Trust

MFS Variable Insurance Trust

MFS Institutional Trust

MFS Municipal Income Trust

MFS Multimarket Income Trust

MFS Government Markets Income Trust

MFS Intermediate Income Trust

MFS Charter Income Trust

MFS Special Value Trust

MFS California Insured Municipal Fund

MFS High Income Municipal Trust

MFS High Yield Municipal Trust

MFS InterMarket Income Trust I

MFS Intermediate High Income Fund

MFS Investment Grade Municipal Trust

David H. Gunning is the Chairman, Robert J. Manning, Director, Chief Executive Officer, Chief Investment Officer and President of MFS, Maria F. Dwyer, Executive Vice President, Chief Regulatory Officer and Chief Compliance Officer of MFS, John M. Corcoran, Senior Vice President of MFS is Treasurer, James O. Yost and Ellen Moynihan, Senior Vice Presidents of MFS, and David L. DiLorenzo and Mark D. Fischer, Vice Presidents of MFS, are the Assistant Treasurers, Mark N. Polebaum, Executive Vice President, General Counsel, Secretary and Clerk of MFS, Brian E. Langenfeld, Christopher R. Bohane, Timothy M. Fagan and Susan A. Pereira, Vice Presidents and Senior Counsels of MFS, Ethan D. Corey, Senior Vice President Associate General Counsel of MFS, Richard S. Weitzel, Vice President and Assistant General Counsel of MFS and Susan S. Newton, Senior Vice President and Associate General Counsel of MFS are Assistant Secretaries and Assistant Clerks.

MFS Variable Insurance Trust II (formerly, MFS/Sun Life Series Trust)

J. Kermit Birchfield is Chairman, Maria F. Dwyer is President, John M. Corcoran is Treasurer, James O. Yost, Ellen M. Moynihan, David L. DiLorenzo and Mark D. Fischer are the Assistant Treasurers, Mark N. Polebaum is the Secretary and Clerk, Brian E. Langenfeld, Christopher R. Bohane, Ethan D. Corey, Susan A. Pereira, Richard S. Weitzel, Timothy M. Fagan and Susan S. Newton are the Assistant Secretaries and Assistant Clerks.

Money Market Variable Account

High Yield Variable Account

Capital Appreciation Variable Account

Government Securities Variable Account

Total Return Variable Account

Global Governments Variable Account

J. Kermit Birchfield is Chairman, Robert J. Manning is President, Maria F. Dwyer is Treasurer, James O. Yost, Ellen M. Moynihan, David L. DiLorenzo and Mark D. Fischer are the Assistant Treasurers, Mark N. Polebaum is the Secretary and Brian E. Langenfeld, Christopher R. Bohane, Ethan D. Corey, Susan A. Pereira, Richard S. Weitzel, Timothy M. Fagan and Susan S. Newton are the Assistant Secretaries and Assistant Clerks.

MFS Floating Rate Income Fund - (Cayman Islands Registered Fund)

MFS Meridian Funds, SICAV

Martin E. Beaulieu, Maria F. Dwyer and Robin A. Stelmach are Directors, Mark D. Fischer, David L. DiLorenzo, James O. Yost and Ellen M. Moynihan are the Assistant Treasurers, Mark N. Polebaum is Secretary and Christopher R. Bohane, Mitchell C. Freestone, Susan S. Newton, Richard S. Weitzel and Timothy M. Fagan are Assistant Secretaries.

MFS International Ltd. (“MIL Bermuda”), a limited liability company organized under the laws of Bermuda and a subsidiary of MFS, whose principal business address is Canon’s Court, 22 Victoria Street, Hamilton HM 12 Bermuda, serves as investment adviser to and distributor for MFS Floating Rate Income Fund and the MFS Meridian Funds, SICAV (“SICAV Funds”). The SICAV Funds are organized in Luxembourg and qualify as an undertaking for collective investments in transferable securities (UCITS). The principal business address of the Funds is 47, Boulevard Royal, L-2449 Luxembourg. The SICAV Funds include Asia Pacific Ex-Japan Fund, Continental European Equity Fund, Emerging Markets Debt Fund, Emerging Markets Equity Fund, Euro Reserve Fund, European Bond Fund, European Equity Fund, European Growth Fund, European High Yield Bond Fund, European Smaller Companies Fund, European Value Fund, Global Conservative Fund, Global Total Return Fund, Global Equity Fund, Global Growth Fund, Global Value Fund, Inflation-Adjusted Bond Fund, Japan Equity Fund, Limited Maturity Fund, Research Bond Fund, Research International Fund, Strategic Income Fund, Technology Fund, U.K. Equity Fund, U.S. Dollar Money Market Fund, U.S. Mid Cap Growth Fund, U.S. Government Bond Fund, U.S. High Yield Bond Fund, U.S. Research Fund, U.S. Large Cap Growth Fund and U.S. Value Fund. The MFS Floating Rate Income Fund is organized as an exempt company under the laws of the Cayman Islands. The principal business address for the MFS Floating Rate Income Fund is P.O. Box 309, Grand Cayman, Cayman Islands, British West Indies.

Martin E. Beaulieu is Director, Chairman and President, Carol W. Geremia and James A. Jessee are Directors, Robert J. Manning is Director and Vice President, Stephen A. Haswell, Thomas A. Jessee and Lina M. Meideros are Vice Presidents, Elizabeth Petipas is the Treasurer, Janet E. Moore is Secretary, Mitchell C. Freestone, Ethan D. Corey, Mark N. Polebaum, Daniel W. Finegold and Susan S. Newton are Assistant Secretaries, Timothy F. Tierney is the Tax Officer and Assistant Treasurer, Sarah Moule is Resident Representative and Appleby Corporate Svs. Ltd. Is Assistant Resident Representative and Assistant Secretary.

MFS International (U.K.) Ltd. (“MIL-UK”), a private limited company registered with the Registrar of Companies for England and Wales whose current address is Eversheds, Senator House, 85 Queen Victoria Street, London, England EC4V 4JL, is involved primarily in marketing and investment research activities with respect to private clients and the Cayman Islands Registered Fund and the MFS Meridian Funds, SICAV.

Mitchell C. Freestone and Christopher Jennings are Directors, Mark N. Polebaum is the Secretary, Carol W. Geremia is Vice President, Elizabeth Petipas is the Assistant Treasurer and Timothy F. Tierney is the Tax Officer.

MFS Do Brazil Desenvolviment O De Marcaao LTDA (“MIL Brazil”), a private commercial limited liability quota company organized under the laws of Brazil whose current address is Al Campinas, 1070, 7 andar, Sala 15, Sao Paulo, Sao Paulo, Brazil, is primarily involved in providing market development services to increment the use of MFS products and services in Brazil as well as being a distributor of the MFS Floating Rate Income Fund and MFS Meridian Funds, SICAV.

Robert J. Manning is the Advisory Board Member and Benedicto D. Filho is the Manager.

MFS Institutional Advisors (Australia) Ltd. (“MFSIA”), a private limited company organized under the Corporations Law of New South Wales, Australia whose current address is Level 27, Australia Square, 264 George Street, Sydney, NSW2000, Australia, is involved primarily in investment management and distribution of Australian superannuation unit trusts and acts as an investment adviser to institutional accounts.

Robert J. Manning and Martin E. Beaulieu are Directors, Simon R. Gresham is Resident Director, Carol W. Geremia is Director and President, Mark N. Polebaum is Secretary, Simon R. Gresham is Resident Director, Amanda J. Hough is Resident Secretary, Elizabeth Petipas is the Treasurer and Mitchell C. Freestone, Ethan D. Corey, Daniel W. Finegold and Susan S. Newton are Assistant Secretaries and Timothy F. Tierney is the Tax Officer and Assistant Treasurer.

MFS Fund Distributors, Inc. (“MFD”), a wholly owned subsidiary of MFS, serves as distributor for the MFS Funds, MVI and MFSIT.

Robert J. Manning is the Director, Martin E. Beaulieu is a Director and Chairman of the Board, James A. Jessee is President, Elizabeth Petipas is the Treasurer, Mark N. Polebaum is the Secretary, Kimberly M. Collins, Ethan D. Corey, Daniel W. Finegold, Mitchell C. Freestone, Susan S. Newton, Genevieve D. Pluhowski and Lisa A. Sheeler are Assistant Secretaries and Timothy F. Tierney is the Tax Officer and Assistant Treasurer.

MFS Service Center, Inc. (“MFSC”), a wholly owned subsidiary of MFS, serves as shareholder servicing agent to the MFS Funds, the MFS Closed-End Funds, MFSIT and MVI.

Robert J. Manning is Director and Chairman of the Board, Maureen A. Leary-Jago is a Director and the President, Elizabeth Petipas is Treasurer, Mark N. Polebaum is the Secretary, Mitchell C. Freestone, Ethan D. Corey, Daniel W. Finegold and Susan S. Newton are Assistant Secretaries and Timothy F. Tierney is the Tax Officer and Assistant Treasurer.

MFS Institutional Advisors, Inc. (“MFSI”), a wholly owned subsidiary of MFS, provides investment advice to substantial private clients.

Robert J. Manning is Chairman of the Board, Chief Investment Officer and a Director, Martin E. Beaulieu is a Director, Carol W. Geremia is the President, Maria F. Dwyer is Chief Compliance Officer, Mark N. Polebaum is Secretary, Elizabeth Petipas is Treasurer, Kimberly M. Collins, Ethan D. Corey, Daniel W. Finegold, Mitchell C. Freestone, Susan S. Newton, Genevieve D. Pluhowski and Lisa A. Sheeler are Assistant Secretaries and Timothy F. Tierney is Tax Officer and Assistant Treasurer.

MFS Investment Management K.K. (Japan) (“MIMKK”), a wholly owned subsidiary of MFS, is a corporation incorporated in Japan. MIMKK, whose address is 16F Daido Seimei Kasumigaseki Bldg., 1-4-2- Kasumigaseki, Chiyoda-ku, Tokyo Japan 100 0013, is involved in investment management activities.

Carol W. Geremia, Robertson G. Mansi and Susan A. Pereira are Directors, Takafumi Ishii is a Director and Representative Director, Carol W. Geremia is Vice President, Elizabeth Petipas is Assistant Treasurer, Mark N. Polebaum is Secretary, Daniel W. Finegold, Ethan D. Corey, Susan S. Newton and Mitchell C. Freestone are Assistant Secretaries. Timothy F. Tierney is the Tax Officer.

MFS Heritage Trust Company (“MFS Trust”), a New Hampshire-chartered limited-purpose trust company whose current address is 650 Elm Street, Suite 404, Manchester, NH 03101, provides directed trustee services to retirement plans.

Carol W. Geremia is Director and President, Maria F. Dwyer is Chairman, Director and Chairman of the Board, Paul R. Skinner, Robertson G. Mansi, Christopher S. Haley and Elizabeth A. Palmer are Directors, David L. DiLorenzo, Mark D. Fischer, Ellen M. Moynihan, Rhonda A. Snow and James O. Yost are Assistant Treasurers, Elizabeth Petipas is Treasurer, Kimberly M. Collins is Clerk, William C. Smith and John J. McAree are Trust Officers, David A. Antonelli, Jeffrey C. Constantino, Brett A. Fleishman, Jose Luis Garcia, Nicholas D. Smithie, Barry P. Dargan, Thomas Melendez, Edward O’Dette and Jennifer L. Niceforo are Investment Officers, Ethan D. Corey, Daniel W. Finegold and Susan S. Newton are Assistant Clerks and Timothy F. Tierney is the Tax Officer and Assistant Treasurer.

Sun Life of Canada (U.S.) Financial Services Holdings, Inc., a company incorporated under the laws of Delaware whose address is 500 Boylston Street, Boston, Massachusetts 02116, is the direct parent company of Massachusetts Financial Services Company.

Robert J. Manning is the Director, Chairman of the Board and President, Kevin P. Dougherty is Director, Mark N. Polebaum is the Secretary, Kimberly M. Collins, Ethan D. Corey, Daniel W. Finegold, Mitchell C. Freestone, Susan S. Newton, Genevieve D. Pluhowski and Lisa A. Sheeler are Assistant Secretaries, Elizabeth Petipas is the Treasurer and Timothy F. Tierney is the Tax officer and Assistant Treasurer.

MFS Investment Management Company (LUX) S.A., a joint stock company organized under the laws of Luxembourg whose registered office is 49, Avenue J.F. Kennedy, L-1855, Kirchberg, Luxembourg, is the management company of the MFS Investment Funds, which has 3 portfolios: MFS Investment Funds-Global Equity Ex-Japan Fund, MFS Investment Funds-Global Equity Fund and MFS Investment Funds-Global Equity Eurozone Bias Fund.

Maria F. Dwyer is Director and President, Martin E. Beaulieu and Robin A. Stelmach are Directors, David L. DiLorenzo, Mark D. Fischer, Ellen M. Moynihan, Elizabeth Petipas and James O. Yost are Assistant Treasurers, Mark N. Polebaum is the Secretary, Christopher R. Bohane, Daniel W. Finegold, Mitchell C. Freestone, Ethan D. Corey, Timothy M. Fagan, Richard S. Weitzel and Susan S. Newton are Assistant Secretaries and Timothy F. Tierney is the Tax Officer.

Four Pillars Capital, Inc., a company incorporated under the laws of Delaware whose address is 500 Boylston Street, 12th Floor, Boston, Massachusetts 02116, is a direct subsidiary of Massachusetts Financial Services Company.

Robert J. Manning is Director and President, Elizabeth Petipas is the Treasurer, Mark N. Polebaum is Secretary, Ethan D. Corey, Daniel W. Finegold, Mitchell C. Freestone and Susan S. Newton are Assistant Secretaries and Timothy F. Tierney is the Tax Officer and Assistant Treasurer.

MFS International (Hong Kong) Limited (“MIL HK”), a company incorporated under the laws of Hong Kong whose address is 20/F One Exchange Square, Central Hong Kong, is a direct subsidiary of MFS International Limited.

Thomas A. Jessee and Wong Chun Wai are Directors.

In addition, the following persons, Directors or officers of MFS, have the affiliations indicated:

Donald A. Stewart

Chief Executive Officer, Sun Life Assurance Company of Canada, Sun Life Financial Centre, 150 King Street West, Toronto, Ontario, Canada (Mr. Stewart is also an officer and/or Director of various subsidiaries and affiliates of Sun Life)

Jon A. Boscia	General Counsel for Sun Life Assurance Company of Canada, Sun Life Financial Centre, 150 King Street West, Toronto, Ontario, Canada

Kevin P. Dougherty	President of Sun Life Global Investments, Sun Life Financial Centre, 150 King Street West, Toronto, Ontario, Canada

NORTHERN TRUST INVESTMENTS. N.A. (“NTI”)

Business and Other Connections of Investment Adviser

Northern Trust Investments, N.A. (“NTI,” formerly known and conducting business as Northern Trust Investments, Inc.) is a subsidiary of The Northern Trust Company (“TNTC”), an Illinois state chartered bank. TNTC is a wholly-owned subsidiary of Northern Trust Corporation (“NTC”), a company that is regulated by the Board of Governors of the Federal Reserve System as a financial holding company under the U.S. Bank Holding Company Act of 1956, as amended. NTI is located at 50 South LaSalle Street, Chicago, IL 60603. Unless otherwise indicated, NTI and TNTC are referred to collectively as “Northern Trust.” Set forth below is a list of officers and directors of NTI, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years. Most officers and directors of NTI hold comparable positions with TNTC (other than as director), as indicated below, and certain other officers of NTI hold comparable positions with Northern Trust Securities, Inc. (“NTSI”), a subsidiary of NTC. NTSI is located at 50 South LaSalle Street, Chicago, IL 60603.

Name and Position with Investment Adviser (NTI)	Name of Other Company	Position with Other Company
Beckman, Carl P.	The Northern Trust Company	Senior Vice President
Treasurer and Senior Vice President

Browne, Robert P.	The Northern Trust Company	Executive Vice President
Director, Executive Vice President & Chief Investment Officer

Carberry, Craig R.	The Northern Trust Company	Senior Attorney
Secretary

Cohodes, Jeffrey D.	The Northern Trust Company	Executive Vice President
Director, Executive Vice President & Chief Operating Officer

Gossett, Mark C.	The Northern Trust Company	Senior Vice President
Director
Senior Vice President

Logan, Lyle	The Northern Trust Company	Executive Vice President
Director & Executive Vice President

Mancusi, Stella	The Northern Trust Company	Vice President
Assistant Treasurer &
Vice President & Controller

Meservey, Marilyn J.	The Northern Trust Company	Vice President
Assistant Treasurer & Vice President

Potter, Stephen Director	The Northern Trust Company	Executive Vice President

Robertson, Alan W.	The Northern Trust Company	Senior Vice President
Director & Senior Vice President

St. Clair, Joyce	The Northern Trust Company	Executive Vice President
Director

Vardas, Michael A.	The Northern Trust Company	Senior Vice President
Director & Senior Vice President

Wennlund, Lloyd A.	The Northern Trust Company	Executive Vice President
Director and Executive
Vice President

PYRAMIS GLOBAL ADVISORS, LLC. (PYRAMIS)

PYRAMIS serves as investment adviser to a number of other investment companies. The directors and officers of the Sub-Adviser have held, during the past two fiscal years, the following positions of a substantial nature.

Robert J. Haber	Chief Investment Officer

Michael William Howard	Senior Vice President, Chief Financial Officer, Treasurer, and Director

Young Duchung Chin	Chief Investment Officer and Director

Kevin Charles Uebelein	President, Chairman, and Director

Kenneth Alan Rathgeber	Chief Compliance Officer

William E. Dailey	Senior Vice President, Chief Administrative Officer, and Director

RAINIER INVESTMENT MANAGEMENT, INC. (“RAINIER”)

The following are the names and principal occupations of the principal executive officer and each director of Rainier. The address of the principal executive officer and each director is 601 Union Street, Seattle, Washington 98101.

Name	Principal Occupation
James M. Margard	Chairman of the Board and Chief Investment Officer (1991)

Leonard P. Brennan	President and Chief Executive Officer (2005)

Daniel M. Brewer	Senior Equity Portfolio Manager (2000)

Mark W. Broughton	Senior Equity Portfolio Manager (2002)

Mark H. Dawson	Senior Equity Portfolio Manager (1996)

Peter M. Musser	Senior Equity Portfolio Manager (1994)

Kurt A. Polk	Director of Institutional Sales (2002)

SANDS CAPITAL MANAGEMENT, LLC (“SANDS”)

Sands Capital Management, LLC is located at:

1101 Wilson Blvd., Suite 2300, Arlington, VA 22209

I. Identification of Portfolio Managers or Management Team Members – Members who are jointly and primarily responsible for the day-today management of the Aggressive Growth Fund’s portfolio:

Name	Title	Length of Service	Business Experience Past 5 Years
David E. Levanson, CFA	Senior Research Analyst, Senior Portfolio Manager, Director of U.S. Mutual Funds	8 Years	N/A

Frank M. Sands Jr., CFA	Chief Investment Officer, Chief Executive Officer	8 Years	N/A

II. Description of Portfolio Managers or Management Team Members: Describe below the role of each Portfolio Manager or Management Team identified above in Section I. Clarify each member’s role on team, including any limitations on, and relationships among, roles.

David E. Levanson, CFA

Senior Research Analyst, Senior Portfolio Manager, Director of U.S. Mutual Funds, and member of the Investment Team that makes portfolio decisions with regards to firm’s target portfolio. Responsible for day-to-day management of U.S. Mutual Funds to the firm’s target portfolio and investment of daily cash flows.

Frank M. Sands, Jr., CFA

Chief Investment Officer and Member of Investment Team. Final decision maker in portfolio decisions for the target portfolio for the firm.

SYSTEMATIC FINANCIAL MANAGEMENT, L.P. (“SYSTEMATIC”)

The following are the names and principal occupations of the principal executive officer and each director of Systematic. The address of the principal executive officer and each director is 300 Frank W. Burr Boulevard Glenpointe East, 7th Floor, Teaneck, NJ 07666.

Name	Principal Occupation
Gyanendera Joshi	President / Chief Executive Officer – 2004 to present, Senior Managing Director / Chief Executive Officer – 1996 to present

Karen E. Kohler	Chief Operating Officer / Chief Compliance Offer – 2006 to present

Daniel Kevin McCreesh	Managing Director / Chief Investment Officer – 2004 to present

Kenneth William Burgess	Managing Director / Portfolio Manager – 2000 to present

Gregory Wood	Managing Director / Head Trader – 1996 to present

Ronald Matthew Mushock	Senior Equity Analyst – 1997 to present, Portfolio Manager – 2000 to present

Sam Jaberi, Chief Technology Officer (since 11/10/2009), MML Distributors, LLC; and Vice President, US16-B&TS, MassMutual, 1295 State Street, Springfield, Massachusetts 01111-0001.

T. ROWE PRICE ASSOCIATES, INC. (“T. ROWE PRICE”)

Business and Other Connections of Investment Manager

T. Rowe Price Group, Inc. (“Group”) owns 100% of the stock of T. Rowe Price Associates, Inc. Group was formed in 2000 as a holding company for the T. Rowe Price affiliated companies.

T. Rowe Price Associates, Inc. (“Price Associates”), a wholly owned subsidiary of Group, was incorporated in Maryland in 1947. Price Associates serves as investment adviser to individual and institutional investors, including investment companies. Price Associates is registered as an investment adviser under the Investment Advisers Act of 1940.

T. Rowe Price Savings Bank (“Savings Bank”), a wholly owned subsidiary of Price Associates, was incorporated in 2000 as a federally chartered savings bank. The Savings Bank provides federally insured bank products to a national customer base.

T. Rowe Price International, Inc. (“T. Rowe Price International”), a Maryland corporation, is a wholly owned subsidiary of TRP Finance, Inc. T. Rowe Price International was incorporated in Maryland in 1979 and provides investment counsel service with respect to foreign securities for institutional investors. In addition to managing private counsel client accounts, T. Rowe Price International also sponsors and serves as adviser and subadviser to U.S. and foreign registered investment companies which invest in foreign securities, and provides investment advice to the T. Rowe Price Trust Company, trustee of the International Common Trust Fund. T. Rowe Price International, which has offices in London, Baltimore, and other global locations, is an SEC registered investment adviser under the Investment Advisers Act of 1940, and is also registered with the Financial Services Authority (“FSA”) in the United Kingdom, the Monetary Authority of Singapore (“MAS”), and the Securities and Futures Commission of Hong Kong (“SFC”).

T. Rowe Price Global Investment Services Limited (“Global Investment Services”), is a U.K. corporation, organized in 2000 and a wholly owned subsidiary of Group. Global Investment Services is a registered investment adviser with the FSA, the Kanto Local Finance Bureau (“KLFB”) and FSA in Japan, and with the SEC under the Investment Advisers Act of 1940. Global Investment Services is an investment manager, with primary responsibility for marketing and client servicing for non-U.S. clients. Global Investment Services may delegate investment management responsibilities to Price Associates or T. Rowe Price International. Global Investment Services also acts as sponsor, investment manager, and primary distributor of the TRP Funds SICAV. Global Investment Services is headquartered in London, and has several other global locations.

T. Rowe Price Global Asset Management Limited (“Global Asset Management”), is a U.K. corporation and a wholly owned subsidiary of Group. Global Asset Management is a registered investment adviser with the FSA and provides investment management services to Japanese investment trusts and other investment products for sale, investors in Japan pursuant to one or more delegation agreements entered into between Daiwa SB Investments, Ltd. and Global Asset Management, or non-U.S. registered collective investment schemes and Global Asset Management. Global Asset Management is also an SEC registered investment adviser under the Investment Advisers Act of 1940.

T. Rowe Price Investment Services, Inc. (“Investment Services”), a wholly owned subsidiary of Price Associates, was incorporated in Maryland in 1980 for the specific purpose of acting as principal underwriter and distributor for the registered investment companies which Price Associates and T. Rowe Price International sponsor and serve as investment adviser (the “Price Funds”). Investment Services also serves as distributor for any proprietary variable annuity products. Investment Services is registered as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the Financial Industry Regulatory Authority, Inc. In 1984, Investment Services expanded its activities to include a brokerage service.

T. Rowe Price Services, Inc. (“Price Services”), a wholly owned subsidiary of Price Associates, was incorporated in Maryland in 1982 and is registered as a transfer agent under the Securities Exchange Act of 1934. Price Services provides transfer agent, dividend disbursing, and certain other services, including accounting and shareholder services, to the Price Funds, and also provides accounting services to certain affiliates of Price Associates.

T. Rowe Price Retirement Plan Services, Inc. (“RPS”), a wholly owned subsidiary of Price Associates, was incorporated in Maryland in 1991 and is registered as a transfer agent under the Securities Exchange Act of 1934. RPS provides administrative, recordkeeping, and subaccounting services to administrators of employee benefit plans.

T. Rowe Price Trust Company (“Trust Company”), a wholly owned subsidiary of Price Associates, was incorporated in 1983 as a Maryland-chartered limited-service trust company for the purpose of providing fiduciary services. The Trust Company serves as trustee and/or custodian of certain qualified and nonqualified employee benefit plans, individual retirement accounts, and common trust funds.

TRPH Corporation, a wholly owned subsidiary of Price Associates, was incorporated in 1997 to acquire an interest in a U.K.-based corporate finance advisory firm.

T. Rowe Price Recovery Fund II Associates, L.L.C., is a Maryland limited liability company (with Price Associates and the Trust Company as its members) incorporated in 1996 to serve as General Partner of T. Rowe Price Recovery Fund II, L.P., a Delaware limited partnership which invests in financially distressed companies.

T. Rowe Price (Canada), Inc. (“TRP Canada”), a wholly owned subsidiary of Price Associates, is a Maryland corporation organized in 1988. TRP Canada is registered with the Ontario Securities Commission, as a non-Canadian Advisor, in the categories of Investment Counsel and Portfolio Manager, to provide advisory services to individual and institutional clients residing in Canada. TRP Canada is also registered with the Manitoba Securities Commission as an Investment Counsel (International Adviser) and with the British Columbia Securities Commission as a Portfolio Manager and Investment Counsel (Securities) and with the SEC as a registered investment adviser under the Investment Advisers Act of 1940.

T. Rowe Price Insurance Agency, Inc., a wholly owned subsidiary of Group, was incorporated in Maryland in 1994 and licensed to do business in several states to act primarily as a distributor of proprietary variable annuity products.

Since 1983, Price Associates has organized several distinct Maryland limited partnerships, which are informally called the Pratt Street Ventures partnerships, for the purpose of acquiring interests in growth-oriented businesses.

TRP Suburban, Inc. (“TRP Suburban”), a wholly owned subsidiary of Price Associates, was incorporated in Maryland in 1990. TRP Suburban entered into agreements with McDonogh School and CMANE-McDonogh-Rowe Limited Partnership to construct an office building in Owings Mills, Maryland, which currently houses Price Associates investment technology personnel.

TRP Suburban Second, Inc., a wholly owned Maryland subsidiary of Price Associates, was incorporated in 1995 to primarily engage in the development and ownership of real property located in Owings Mills, Maryland. The corporate campus houses transfer agent, plan administrative services, retirement plan services, and operations support functions.

TRP Colorado Springs, LLC, a wholly owned Maryland subsidiary of Price Associates, was formed in 2006 to primarily engage in the development and ownership of real property located in Colorado Springs, Colorado.

TRP Finance, Inc., a wholly owned subsidiary of Price Associates, was incorporated in Delaware in 1990 to manage certain passive corporate investments and other intangible assets.

T. Rowe Price Advisory Services, Inc., (“Advisory Services”), a wholly owned subsidiary of Group, was incorporated in Maryland in 2000. Advisory Services is registered as an investment adviser under the Investment Advisers Act of 1940, and provides investment advisory services to individuals, including shareholders of the Price Funds.

T. Rowe Price (Luxembourg) Management SARL is a Luxembourg company, incorporated on April 5, 1990 (and purchased by T. Rowe Price Group on May 23, 2003). The Company acts as the sponsor of the Life Plan Income Fund, a Luxembourg FCP, and is charged with the administration and management of the Fund. The Company outsources all functions associated with such administration and management.

Directors of T. Rowe Price Group, Inc.

Listed below are the directors and executive officers of Group who have other substantial businesses, professions, vocations, or employment aside from their association with Price Associates:

James T. Brady, Director of T. Rowe Price Group, Inc. Mr. Brady is the Managing Director of MidAtlantic of Ballantrae International, Ltd., a management consulting firm. He currently serves on the Board of Directors of Nexcen Brands, Inc., an owner, manager, and developer of intellectual property; Constellation Energy Group, a diversified energy company; and McCormick & Company, Inc., a manufacturer, marketer, and distributor of spices and seasonings. Mr. Brady’s address is 5625 Broadmoor Terrace, Ijamsville, Maryland 21754.

J. Alfred Broaddus, Jr., Director of T. Rowe Price Group, Inc. Mr. Broaddus is a former president of the Federal Reserve Bank of Richmond and is a member of the American Economic Association and the National Association of Business Economists. He also serves on the board of directors of Owens & Minor, Inc., a medical/surgical supplies distributor; Albemarle Corporation, a specialty chemicals producer; and Markel Corporation, a specialty insurer. Mr. Broaddus’ address is 4114 Hanover Avenue, Richmond, Virginia 23221.

Donald B. Hebb, Jr., Director of T. Rowe Price Group, Inc. Mr. Hebb is the chairman of ABS Capital Partners. Mr. Hebb’s address is 400 E. Pratt Street, Suite 910, Baltimore, Maryland 21202.

Dr. Alfred Sommer, Director of T. Rowe Price Group, Inc. Dr. Sommer retired as dean of the Johns Hopkins Bloomberg School of Public Health in September 2005. He continues to serve as a professor of ophthalmology, epidemiology, and international health at this institution; Director of BD, Inc., a medical technology company; Chairman of the Micronutrient Forum; Director of the Lasker Foundation; and senior medical advisor for Helen Keller International. Dr. Sommer’s address is 615 N. Wolfe Street, Room E6527, Baltimore, Maryland 21205.

Dwight S. Taylor, Director of T. Rowe Price Group, Inc. Mr. Taylor is president of Corporate Development Services, LLC, a commercial real estate developer that is a subsidiary of Corporate Office Properties Trust, and a director of MICROS Systems, Inc., a provider of information technology for the hospitality and retail industry. He also serves on the National Board of the National Association of Industrial & Office Properties, and is President of its Maryland chapter. Mr. Taylor is a founding member of Associated Black Charities of Maryland and currently serves on the Board of Trustees of the Baltimore Polytechnic Institute Foundation, Capitol College, and Lincoln University. Mr. Taylor’s address is 6711 Columbia Gateway Drive, Suite 300, Columbia, Maryland 21046.

Anne Marie Whittemore, Director of T. Rowe Price Group, Inc. Ms. Whittemore is a partner of the law firm of McGuireWoods, L.L.P. and a Director of Owens & Minor, Inc. and Albemarle Corporation. Ms. Whittemore’s address is One James Center, Richmond, Virginia 23219.

The following are directors or executive officers of Group and/or the investment managers (Price Associates, T. Rowe Price International, Global Investment Services, or Global Asset Management):

Name	Company Name	Position Held With Company
Edward C. Bernard	T. Rowe Price Advisory Services, Inc.	Director President

	T. Rowe Price Associates, Inc.	Director Vice President

	T. Rowe Price (Canada), Inc.	Director President

	T. Rowe Price Global Asset Management Limited	Chairman of the Board Director

	T. Rowe Price Global Investment Services Limited	Chairman of the Board Director

	T. Rowe Price Group, Inc.	Vice Chairman of the Board Director Vice President

	T. Rowe Price Insurance Agency, Inc.	Director President

	T. Rowe Price International, Inc.	Director

	T. Rowe Price Investment Services, Inc.	Chairman of the Board Director President

	T.Rowe Price (Luxembourg) Management SARL	Director

	T. Rowe Price Retirement Plan Services, Inc.	Chairman of the Board Director

	T. Rowe Price Savings Bank	Chairman of the Board Director

	T. Rowe Price Services, Inc.	Chairman of the Board Director

	T. Rowe Price Trust Company	Chairman of the Board Chief Executive Officer Director President

Jeremy M. Fisher	T. Rowe Price Global Asset Management Limited	Chief Compliance Officer Vice President

	T. Rowe Price Global Investment Services Limited	Chief Compliance Officer Vice President

	T. Rowe Price Group, Inc.	Vice President

	T. Rowe Price International, Inc.	Chief Compliance Officer Vice President

John R. Gilner	T. Rowe Price Advisory Services, Inc.	Chief Compliance Officer

	T. Rowe Price Associates, Inc.	Chief Compliance Officer Vice President

	T. Rowe Price (Canada), Inc.	Chief Compliance Officer Vice President

	T. Rowe Price Group, Inc.	Vice President

	T. Rowe Price Investment Services, Inc.	Vice President

James A.C. Kennedy	T. Rowe Price Associates, Inc.	Director President

	T. Rowe Price Global Asset Management Limited	Director

	T. Rowe Price Global Investment Services Limited	Director

	T. Rowe Price Group, Inc.	Chief Executive Officer Director President

	T. Rowe Price International, Inc.	Director

S. James Mazarakis	T. Rowe Price Associates, Inc.	Vice President

	T. Rowe Price Group, Inc.	Chief Technology Officer Vice President

Mary J. Miller	T. Rowe Price Associates, Inc.	Director Vice President

	T. Rowe Price Group, Inc.	Vice President

	T. Rowe Price Recovery Fund II Associates, L.L.C.	Director

	T. Rowe Price Trust Company	Director

Kenneth V. Moreland	T. Rowe Price Associates, Inc.	Chief Financial Officer

	TRP Colorado Springs, L.L.C.	President

	T. Rowe Price Group, Inc.	Chief Financial Officer Vice President

	TRP Finance, Inc.	Chairman of the Board Director President

	TRP Suburban, Inc.	Director President

	TRP Suburban Second, Inc.	Director President

Brian C. Rogers	T. Rowe Price Associates, Inc.	Chief Investment Officer Director Vice President

	T. Rowe Price Group, Inc.	Chairman of the Board Chief Investment Officer Director Vice President

	TRP Finance, Inc.	Director

	T. Rowe Price Trust Company	Vice President

R. Todd Ruppert	T. Rowe Price Associates, Inc.	Vice President

	T. Rowe Price Global Asset Management Limited	Chief Executive Officer Director President

	T. Rowe Price Global Investment Services Limited	Chief Executive Officer Director President

	T. Rowe Price Group, Inc.	Vice President

	T.Rowe Price (Luxembourg) Management SARL	Director

	T. Rowe Price Retirement Plan Services, Inc.	Vice President

	T. Rowe Price Trust Company	Vice President

	TRPH Corporation	Director President

	T. Rowe Price (Canada), Inc.	Vice President

David J.L. Warren	T. Rowe Price Associates, Inc.	Director

	T. Rowe Price Group, Inc.	Vice President

	T. Rowe Price Global Asset Management Ltd.	Director

	T. Rowe Price Global Investment Services Ltd.	Director

	T. Rowe Price International, Inc.	Chief Executive Officer Director President

	T.Rowe Price (Luxembourg) Management SARL	Director

Certain directors and officers of Group and Price Associates are also officers and/or directors of one or more of the Price Funds and/or one or more of the affiliated entities listed herein.

See also “Management of the Funds,” in Registrant’s Statement of Additional Information.

THE BOSTON COMPANY ASSET MANAGEMENT, LLC (“THE BOSTON COMPANY”)

Officers & Directors as of 1/1/09

The principal business address of The Boston Company is 1 Boston Place, Boston, MA 02108-4402. The Boston Company is a registered investment adviser under the Advisers Act.

Name and Position With Investment Adviser	Name of Other Company	Connection With Other Company
Corey Griffin	TBC General Partner, LLC	Manager, President

	The Boston Company Asset Management, LLC	Manager

	The Boston Company Asset Management NY, LLC	Manager

David Cameron	The Boston Company Asset Management, LLC	Chairman/President / CEO/Manager

	The Boston Company Asset Management NY, LLC	Chairman/President / CEO/Manager

Phillip N. Maisano	The Boston Company Asset Management, LLC	Manager

	Dreyfus Corporation	CIO, Vice Chair and Director

	Founders Asset Management LLC	Manager

	Mellon Capital Management Corp.	Director

	Newton Management Limited	Director

	Standish Mellon Asset Management Company LLC	Manager

	EACM Advisors LLC	Chairman , Manager

	The Boston Company Asset Management NY, LLC	Manager

	Alternative Holdings I, LLC	President

	Alternative Holdings II, LLC	President

	BNY Alcentra Group Holdings, Inc.	Director

	BNY Mellon Investment Office GP LLC	Manager

	BNY Mellon, National Association	Senior Vice President

	Mellon Global Alternative Investments Limited	Director

	Mellon Holdings LLC	Signing Officer

	Pareto Investment Management Limited	Director

	Urdang Capital Management, Inc	Director

	Urdang Securities Management, Inc.	Director

Cyrus Taraporevala	Urdang Capital Management, Inc.	Director

	The Boston Company Asset Management, LLC	Manager

	The Boston Company Asset Management NY LLC	Manager

	BNY Mellon, National Association	Senior Vice President

	The Bank of New York Mellon	Vice President

	The Dreyfus Corporation	Director

	Urdang Securities Management, Inc.	Director

Ronald O’Hanley	EACM Advisors, LLC	Manager

	MAM (MA) Holdings Trust	Trustee & President

	Mellon Capital Management Corporation	Director

	Pareto Investment Management Limited	Non Executive Director

	Standish Mellon Asset Management Company LLC	Manager

	The Boston Company Asset Management, LLC	Manager

	The Dreyfus Corporation	Director

	BNY Mellon Asset Management	President and CEO

	The Boston Company Asset Management NY, LLC	Manager

	The Bank of New York Mellon Corporation	Vice Chairman, Executive Committee

	Alternative Holdings I, LLC	Manager

	Alternative Holdings II, LLC	Manager

	BNY Alcentra Group Holdings, Inc	Director

	BNY Mellon Asset Management Japan Limited	Director

	Ivy Asset Management LLC	Manager

	Mellon Global Investing Corp.	Director, CEO, Chairman

	Neptune LLC	Chairman and President

	Walter Scott & Partners Limited	Director

	WestLB Mellon Asset Management Holdings Limited	Director

	BNY Mellon Investment Office GP LLC	Manager

	Newton Management Limited	Director

	BNY Mellon, National Association	Vice Chair

Edward Ladd	The Boston Company Asset Management, LLC	Manager

	Standish Mellon Asset Management Company LLC	Manager

	BNY Alcentra Group Holdings, Inc.	Director

	Pareto Investment Management Limited	Director

	The Boston Company Asset Management NY, LLC	Manager

Scott E. Wennerholm	EACM. Advisors, LLC	Manager

	Mellon Capital Management Corporation	Director

	Newton Management Limited	Director

	Standish Mellon Asset Management Company LLC	Manager

	The Boston Company Asset Management, LLC	Manager

	MAM (MA) Holdings Trust	Trustee

	The Boston Company Asset Management NY, LLC	Manager

	Alternative Holdings I, LLC	Manager

	Alternative Holdings II, LLC	Manager

	BNY Alcentra Group Holdings, Inc	Director

	BNY Mellon, National Association	Senior Vice President

	Fixed Income and Cash AM Service Company LLC	Manager

	HX&L, LLC	Manager, Administrator

	Ivy Asset Management LLC	Manager

	Mellon International Holdings S.à r.l	Director

	Pareto Investment Management Limited	Director

	The Dreyfus Corporation	Director

	Urdang Capital Management, Inc.	Director

	Urdang Securities Management, Inc.	Director

TURNER INVESTMENT PARTNERS, INC. (“TURNER”)

NAME AND POSITION WITH COMPANY	OTHER COMPANY	POSITION WITH OTHER COMPANY
Thomas R. Trala Chief Financial and Operating Officer, Secretary	Turner Funds Turner Investments Pte. Ltd.	President Board Member & Chief Operating Officer

	Turner International Ltd.	Trustee

	Turner Investment Management LLC	Board Member, President & Chief Operating Officer & Treasurer

Mark D. Turner Vice Chairman of the Board; President, Senior Portfolio Manager	Turner Investment Management, LLC The Episcopal Academy (Newtown Square, PA)	Chairman Trustee

Robert E. Turner Chairman of the Board; Chief Investment Officer; Chief Executive Officer	Turner Funds Turner Investments Pte. Ltd. Turner International Ltd. Bradley University (Peoria, IL)	Trustee Board Member Trustee Trustee

Christopher K. McHugh Board Member, Vice President, Senior Portfolio Manager	Philadelphia University	Trustee

The principal address of Turner Investment Partners, Inc. and its subsidiary Turner Investment Management is 1205 Westlakes Drive, Suite 100, Berwyn, PA, 19312.

The principal address of Turner International Ltd. is 12 Plumtree Court, London, EC4A 4HT.

The principal address of Turner Investments Pte. Ltd. is Penthouse Level, Suntec Tower Three, 8 Temasek Blvd, Singapore, 038988.

VICTORY CAPITAL MANAGEMENT INC. (“VICTORY”)

EXECUTIVE OFFICERS AND DIRECTORS

Full Legal Name	Title or Status	Date Title or Status Acquired
KeyBank N.A.	Shareholder	7/2003
Babin, Lawrence G.	CIO, Diversified Product	9/2004
Fox, Kenneth F	CCO	9/2001
Globits, Leslie Z.	CIO, Mid Cap Product	3/2007
Janus, Richard A.	CIO, Convertible Securities Product	1/2005
Koury, Cynthia G.	Senior Managing Director - Balanced	3/2005
Maronak, Erick F.	CIO, Large Cap Growth Product	1/2005
Sachdeva, Arvind K.	CIO, Intrinsic & Deep Value Product	9/2004
Black, Michael	CFO	1/2007
Miller, Gary	CIO, Small Cap Product	3/2006
Summers, Mark H.	CAO	12/2002
Wagner, Robert L.	President & CEO	3/2005
Zeiger, Richard G.	Secretary	5/2005
Ruch, Craig E.	CIO, Fixed Income Product	11/2007
Brown, David Craig	Senior Managing Director and COO	1/2006
Lindsay, Margaret	CIO, International Small Cap Equity	7/2006
Knerr, Matthias	CIO, International Large Cap Equity	11/2008
River, Gregory	Head of Equities	2/2006

MANAGEMENT COMMITTEE MEMBERS

CIOs and

HEAD OF EQUITY RESEARCH

Robert L. Wagner

Chairman & Chief Executive Officer

Mr. Wagner is the Chairman and Chief Executive Officer of Victory Capital Management and is responsible for all aspects of Victory’s asset management business. He is the Chairman of the Victory Capital Management Board of Directors, serves on the Austin Capital Management Board of Directors and leads Victory’s Senior Management Committee. Mr. Wagner joined the firm in 2004 as President and was promoted to Chairman and Chief Executive Officer in the Spring of 2005.

Prior to joining Victory, Mr. Wagner served as President and CEO of Gartmore Emerging Managers, LLC, as well as Executive Vice President of Institutional Markets. Prior to joining Gartmore in 2002, Mr. Wagner was with JMI Equity Fund and served as President and CEO of one of its privately held venture-backed companies that provided technology and consulting solutions to the financial services market. Before JMI, he served as President of the Institutional Markets Division at Pilgrim Baxter & Associates. He also spent 13 years with SEI Investments in a number of executive management positions.

Mr. Wagner received his Bachelor’s Degree in Business from Western Illinois University. He holds the following securities licenses: Series 7, 63.

David C. Brown, CPA

Chief Operating Officer

Senior Managing Director

Business Development and Support

Mr. Brown is the Chief Operating Officer and a Senior Managing Director with Victory Capital Management. He oversees the finance, product, marketing, mutual fund administration, communications, technology, operations and all administrative functions. He also serves as President of The Victory Funds. Mr. Brown is a member of the Victory Capital Management Board of Directors, Austin Capital Management Board of Directors, as well as the Senior Management Committee. He joined the firm in 2004.

Prior to joining Victory, Mr. Brown spent five years at Gartmore Global Investments in a number of management positions. Most recently, he served as Chief Financial Officer and Chief Operating Officer of Gartmore Emerging Managers, LLC. Before joining Gartmore, he worked for Ernst & Young as a manager in the Assurance and Advisory Business Services unit.

Mr. Brown holds a Bachelor of Arts in Political Science and Accounting from Ursinus College and a Masters in Business Administration from Case Western Reserve University. He is also a Certified Public Accountant.

Gregory N. River

Senior Managing Director

Head of Equities

Mr. River is a Senior Managing Director and Head of Equities with Victory Capital Management. He is responsible for all of Victory’s equity portfolio management teams, equity research, risk management and equity trading. Mr. River is a member of the Victory Capital Management Board of Directors and a member of the company’s Senior Management Committee. He joined Victory in 2006 following over 20 years of experience in financial services and technology.

Prior to joining Victory, Mr. River was Senior Vice President at Callan Associates, responsible for mutual fund board advisory services and strategic investment consulting. Before joining Callan, he was President and Chief Operating Officer of U.S. Foursis Systems Sales, a U.S. subsidiary of a $150 million multinational R&D print technology company. Other past positions include Vice President of Marketing for OffRoad Capital, a premier internet-based private equity investment bank, and President of Paladin Consulting. In addition, Mr. River was Vice President and Senior Consultant with SEI Investments, where he served as a business development executive and regional sales manager.

Mr. River is a graduate of The University of Chicago.

Mark H. Summers

Senior Managing Director

Chief Administrative Officer

Mr. Summers is a Senior Managing Director and Chief Administrative Officer with Victory Capital Management. His responsibilities include operations, technical support, facilities, custody and corporate escrow services. In addition, he coordinates corporate support functions as they relate to Victory Capital Management. He is a member of the following Victory Committees: Senior Management, Project Advisory, Operational Risk, Compliance and Trust Oversight. He joined Victory in 2002, bringing more than 24 years of financial industry experience to the position.

Mr. Summers spent 17 years with McDonald Investments Inc., rising to the position of Chief Administrative Officer within Key Capital Partners. Prior to joining McDonald, he served as a government bond sales professional for Prescott, Ball and Turben.

Mr. Summers holds a Bachelor of Arts degree from Baldwin-Wallace College and received his Master of Arts from Bowling Green State University. He holds the following securities licenses: Series 7, 63.

Richard G. Zeiger

Senior Counsel for KeyBank, NA.

Senior Vice President

Mr. Zeiger is Senior Vice President and Managing Counsel for KeyBank National Association and also the Secretary of Victory. Prior to joining the Bank’s predecessor in 1990, Mr. Zeiger worked in private practice for five years. Mr. Zeiger was born in 1955. Mr. Zieger received his Bachelor of Science Degree in Education from The Ohio State University in 1979 and his Juris Doctorate from Cleveland Marshall College of Law from Cleveland State University in 1982.

Kenneth F. Fox, Jr.

Chief Compliance Officer

Managing Director

Mr. Fox is Chief Compliance Officer and a Managing Director with Victory Capital Management. He has been with Victory and/or an affiliate since 1997. Previously, he served as a compliance officer and an audit manager with McDonald Investments.

Mr. Fox received a Bachelor of Science from Bowling Green State University, and a Master of Business Administration from Cleveland State University. In addition, he holds Series 7, 8, 63, and 66 licenses and Ohio Life, Health, and Variable Annuity licenses.

Lawrence G. Babin, CFA

Chief Investment Officer – Diversified Equity

Senior Portfolio Manager & Senior Managing Director

Larry is a Senior Portfolio Manager and Senior Managing Director with Victory Capital Management. He is the Chief Investment Officer for Victory’s Diversified Equity strategy. Larry joined Victory and/or an affiliate in 1982 following five years prior investment experience. Victory’s Diversified Equity Team manages common, collective and mutual funds as well as portfolios for corporations, public funds, Taft-Hartley plans, endowments, foundations, health care and nonprofits managed in the diversified style. Prior to joining the firm, Larry held a variety of positions including security analyst, investment analyst, and portfolio manager for Detroit Bank & Trust, Joseph Miller & Russell and H. I. Glass. Larry is a recognized expert in the financial markets and has been featured, or quoted, in publications and media outlets such as: Barron’s, Dow Jones News, Financial Advisor, Kiplinger’s Personal Finance and The Wall Street Journal. In addition, he and his team were awarded the prestigious #1 rating from Lipper for the

Victory Diversified Stock Fund. He has a long established track record of providing large cap core clients with superior returns while controlling risk. Larry holds a Bachelor of Science from the Wharton School at the University of Pennsylvania and a Master of Business Administration from the University of Michigan. In addition, he is a Chartered Financial Analyst Charterholder.

Leslie Z. Globits

Chief Investment Officer – Mid Cap Equity

Senior Portfolio Manager & Managing Director

Mr. Globits is a Senior Portfolio Manager and Managing Director with Victory Capital Management. He is the Chief Investment Officer for Victory’s Mid Cap Equity strategy. He is responsible for investment management for all Mid Cap Equity vehicles, including institutional portfolios, the Victory Special Value Fund, and the common and collective funds. He has been a member of the Mid Cap Equity team since 2003. Previously, Mr. Globits managed international equities at Victory for seven years. He joined Victory and/or an affiliate in 1987 following 4 years prior investment experience. Prior to joining Victory, he served as a senior financial analyst for KeyCorp, senior financial officer for KeyCorp’s former entity, Ameritrust, financial analyst for TransOhio Savings Bank, and an economist for Currency Brokers in Sydney, Australia. Mr. Globits holds a Bachelor of Arts from the University of New South Wales (Sydney, Australia) and a Master of Business Administration from Cleveland State University.

Richard A. Janus, CFA, CFP

Chief Investment Officer – Convertible Securities

Senior Portfolio Manager

Senior Managing Director

Mr. Janus is a Senior Portfolio Manager and Senior Managing Director with Victory Capital Management. He is the Chief Investment Officer for Convertible Securities. He joined Victory and/or an affiliate in 1977 following three years prior investment experience.

Prior to his tenure with the firm, Mr. Janus was a bank examiner with the Treasury Department. Currently, he serves as the lead portfolio manager for several common, collective and mutual funds, as well as individual, high net worth portfolios. A frequent lecturer on convertible securities, Mr. Janus has written several articles on this subject and has served as a product expert on this unique asset class.

Mr. Janus holds a Bachelor of Science from David N. Myer College and a Master of Economics from Cleveland State University. In addition, he is a Chartered Financial Analyst Charterholder and a Certified Financial Planner.

Matthias A. Knerr, CFA

Chief Investment Officer – International Large Cap Equity

Senior Portfolio Manager & Lead Portfolio Manager

Mr. Knerr is CIO and lead portfolio manager of the International Large Cap Equity strategies. He has 13 years of investment experience. Prior to joining Victory Capital Management in 2008, Mr. Knerr worked for Deutsche Asset Management, where he was a managing director and portfolio manager. Mr. Knerr holds a Bachelor of Science in Finance and International Business from Pennsylvania State University and is a Chartered Financial Analyst Charterholder.

Cynthia G. Koury

Chief Investment Officer – Balanced Portfolios

Senior Portfolio Manager & Senior Managing Director

Ms. Koury is a Senior Portfolio Manager and Senior Managing Director for Victory Capital Management. She is the Chief Investment Officer for the balanced team which is responsible for the oversight of all balanced accounts with Victory Capital Management. As team lead, she is also actively involved in the asset and equity allocation process. Ms. Koury began her investment career with Victory and/or an affiliate in 1996 following seven years prior investment experience. Her area of expertise is managing portfolios for foundations, endowments, and nonprofit organizations. Ms. Koury is a member of the Financial Advisory Board for The Sisters of the Humility of Mary, the investment committee of St. Paul’s Church, Cleveland, Ohio, and the Cleveland Society of Security Analysts. She holds a Bachelor of Arts from the University of Vermont and a Master of Business Administration from Case Western Reserve University.

Margaret Lindsay

Chief Investment Officer –

International Equity Strategies

Ms. Lindsay is Chief Investment Officer of international equity strategies, lead portfolio manager and head of the international team at Victory Capital Management. She leads the research coverage on France, Switzerland, and the consumer-related sectors. She has 25 years of investment experience.

Prior to joining Victory Capital in 2006, Ms. Lindsay was Director of Global Small Cap Equity and head of the non-US small / mid cap team at Fiduciary Trust International, a subsidiary of Franklin Templeton Investments, for 15 years. Prior to that she had 10 years experience in international equity strategy, analysis and sales with a focus on Europe and Japan. She was with S.G. Warburg Securities and Drexel Burnham Lambert. Prior to that, she was a consultant for Gellman Research Associates, advising clients on economic policy and international trade.

Ms. Lindsay holds a Bachelor of Arts from Dickinson College, a Master of Science from Drexel University and a Master of Business Administration in International Finance from the Wharton School at the University of Pennsylvania. She is fluent in German.

Erick F. Maronak

Chief Investment Officer, Victory NewBridge

Senior Managing Director

Mr. Maronak is the Chief Investment Officer and Senior Managing Director with Victory NewBridge Capital Management. Additionally, he is a member of the Investment Policy Committee. Previously, he was a portfolio manager and the director of research in the Campbell, Cowperthwait division of U.S. Trust Company. Mr. Maronak joined U.S. Trust in February of 1990. He received his Bachelor of Science in Economics from the City University of New York, Queens College in 1990 and a Master of Business Administration in Finance from St. John’s University in 1996.

Gary H. Miller –

Chief Investment Officer, Small Cap Equity

Senior Portfolio Manager & Managing Director

Mr. Miller is a Portfolio Manager and Managing Director with Victory Capital Management. Mr. Miller is the Chief Investment Officer for the Small Cap Equity Portfolio Management Team and also provides research coverage for Small Cap securities. He joined Victory and/or an affiliate in 1987. Prior to his tenure as portfolio manager, Mr. Miller served as an equity research analyst for the Small Cap Equity strategy. Mr. Miller has been a guest speaker on local media outlets discussing the economy, the financial markets and securities in which he is considered an authority. He has appeared on Bloomberg Television. Mr. Miller holds a Bachelor of Business Administration in Accounting from the University of Cincinnati and a Master of Business Administration from Xavier University.

Arvind K. Sachdeva, CFA

Chief Investment Officer – Intrinsic Value & Deep Value

Senior Portfolio Manager & Senior Managing Director

Mr. Sachdeva is a Senior Portfolio Manager and Senior Managing Director with Victory Capital Management. He is the Chief Investment Officer for the Intrinsic Large Cap Value and Deep Value strategies. He joined Victory and/or an affiliate in 2000 following 16 years prior investment experience. Mr. Sachdeva oversees all elements of the Intrinsic Large Cap Value and Deep Value portfolio construction processes. Prior to his tenure with the firm, Mr. Sachdeva served as Deputy Chief Investment Officer and Director of Research at Dean Investments. Mr. Sachdeva is a recognized authority on the specific securities which are considered appropriate for the portfolios he manages. He has been quoted in publications and media outlets, including: The Associated Press, Bloomberg Radio, Bloomberg Television, Business Week, Dow Jones News, Reuters, and The Wall Street Journal. He is a recognized expert on the evolution of the Asian economy, specifically China, and the impact it has on the economy of the United States. Mr. Sachdeva holds a Bachelor of Business Administration from Georgia State University. In addition, he is a Chartered Financial Analyst Charterholder.

Craig Ruch

Chief Investment Officer – Fixed Income Strategies

Head of Fixed Income

Mr. Ruch is Head of Fixed Income and CIO of the Fixed Income strategies for Victory. He has thirteen years of investment experience and is responsible for all decisions of Absolute Return and Taxable Fixed Income portfolios. Mr. Ruch also heads corporate bond portfolio management, research and trading and the management of the Fixed Income group which includes the Taxable Fixed Income, Money Market, Municipal and Securities Lending teams. Mr. Ruch joined Victory in 2005 following eleven years of prior investment experience. Prior to joining the firm, Mr. Ruch worked for Credit Suisse Asset Management where he was responsible for credit exposure and core plus portfolios and was a member of the Global Credit Committee responsible for monitoring credit markets on a global basis. Additional past positions include Vice President and Lead Trader in the telecom and utility industries for Salomon Smith Barney and Vice President and Portfolio Manager for Conseco Capital Management. Mr. Ruch was born in 1971. Mr. Ruch received his Bachelor of Science Degree in Finance from Indiana University School of Business in 1994. Mr. Ruch is also a Chartered Financial Analyst Charterholder.

Michael Black

Chief Financial Officer

Mr. Black is the Chief Financial Officer of Victory. Mr. Black has been with KeyCorp since 2005 and joined Victory in 2008. Prior to his tenure as Chief Financial Officer, Mr. Black was Vice President and Senior Finance Manager for the Real Estate Capital line of business and has 12 years of experience in the financial services industry. Prior to joining Key, Mr. Black was Finance Manager for Regional Banking at FleetBoston Financial. Mr. Black holds a Bachelor of Science degree in Business Administration from Northeastern University.

WADDELL & REED INVESTMENT MANAGEMENT COMPANY (“WRIMCO”)

Waddell & Reed Investment Management Company (“WRIMCO”) is an indirect subsidiary of Waddell & Reed Financial, Inc., a publicly held company. The address of these companies is 6300 Lamar Avenue, P.O. Box 29217, Shawnee Mission, Kansas 62201-9217. WRIMCO and/or its predecessor have served as investment manager to each of the registered investment companies in the Waddell & Reed Advisors Funds, W&R Target Funds, Inc. and Waddell & Reed InvestEd Portfolios, Inc. since each company’s inception.

WRIMCO Directors and Officers

HENRY J. HERRMANN

CEO and President (since 1993), Director (since 1998), and Chairman of the Board (since 2005)

Hire Year 1971

Education: New York University – BS 1966 Chartered Financial Analyst

MIKE L. AVERY

Executive Vice President and Chief Investment Officer (since 2005) and Director (since 2007)

Hire Year 1981

Education: University of Missouri – BS, Saint Louis University - MBA 1981

JOHN E. SUNDEEN, JR.

Director (since 2001), Executive Vice President and Chief Administrative Officer (since 2004)

Hire Year 1983

Education: University of Kansas – BS 1983, University of Missouri/Kansas City - MBA, 1986 Chartered Financial Analyst

MARK G. SEFEROVICH

Senior Vice President and Portfolio Manager (since 1996)

Hire Year 1989

Education: University of Kansas - BA 1969, University of Arkansas – MBA 1971, Chartered Financial Analyst

KENNETH G. MCQUADE

Vice President and Portfolio Manager (since 2003)

Hire Year 1997

Education: Bradley University, Peoria, IL - BS 1992

BRENT K. BLOSS

Treasurer (since 2004)

Hire Year 2002

Education: Southwest Missouri State University-B.S. in Accounting 1991, C.P.A.

LAWRENCE J. CIPOLLA

Chief Operations Officer and Senior Vice President (since 2004)

Hire Year 1995

Education: University of Missouri at Warrensburg, University of Missouri at Kansas City, University of

Wisconsin Graduate School of Banking

DANIEL P. CONNEALY

Chief Financial Officer and Senior Vice President (since 2004) and Director (since 2005)

Hire Year 2004

Education: Rockhurst University (1968) - BSBA in Accounting, C.P.A.

WENDY J. HILLS

Associate General Counsel (since 2000), Secretary (since 2004), and Senior Vice President (since 2007)

Hire Year 1998

Education: University of Kansas - BA, 1993, University of Kansas - School of Law 1997

KRISTEN A. RICHARDS

Associate General Counsel (since 2000), Chief Compliance Officer (since 2001), and Senior Vice President (since 2007)

Hire Year 1995

Education: University of Kansas - BA, 1991, University of Kansas - School of Law – JD, 1994.

DANIEL C. SCHULTE

Senior Vice President and General Counsel (since 2000)

Hire Year 1998

Education: Bethel College - BS, 1988 University of Kansas - School of Law – JD, 1992

WELLINGTON MANAGEMENT COMPANY, LLP (“WELLINGTON MANAGEMENT”)

The principal business address of Wellington Management Company, LLP is 75 State Street, Boston, Massachusetts 02109. Wellington Management Company, LLP is an investment adviser registered under the Investment Advisers Act of 1940. During the last two fiscal years, no partner of Wellington Management Company, LLP, the Fund’s investment sub-adviser, has engaged in any other business, profession, vocation or employment of a substantial nature other than that of the business of investment management.

The following persons are principal executive officers of Wellington Management and are located at the address listed above:

Name	Title

Karl E. Bandtel	Senior Vice President, Partner and Executive Committee Member

Edward P. Bousa	Senior Vice President, Partner and Executive Committee Member

Cynthia M. Clarke	Senior Vice President, Partner and Chief Legal Officer

Lucius T. Hill, III	Senior Vice President, Partner and Executive Committee Member

Jean M. Hynes	Senior Vice President, Partner and Executive Committee Member

Selwyn J. Notelovitz	Senior Vice President, Partner and Chief Compliance Officer

Saul J. Pannell	Senior Vice President, Partner and Executive Committee Member

Phillip H. Perelmuter	Senior Vice President, Managing Partner and Executive Committee Member

Edward J. Steinborn	Senior Vice President, Partner and Chief Financial Officer

Brendan J. Swords	Senior Vice President, Managing Partner and Executive Committee Member

Perry M. Traquina	President, Chief Executive Officer, Managing Partner and Executive Committee Member

James W. Valone	Senior Vice President, Partner and Executive Committee Member

WESTERN ASSET MANAGEMENT COMPANY (“WESTERN ASSET”)

Western Asset Management Company – 385 E. Colorado Blvd., Pasadena, CA 91101

Western Asset Management Company

Directors

James W. Hirschmann

Peter L. Bain

Jefferey A. Nattans

Officers

Bruce D. Alberts	Chief Financial Officer
Brett B. Canon	Director of Risk Management and Operations
D. Daniel Fleet	President
Daniel E. Giddings	Assistant Secretary
James W. Hirschmann	Chief Executive Officer
Gavin L. James	Director of Global Client Service and Marketing
Dennis J. McNamara	Director of Portfolio Operations
Charles A. Ruys de Perez	Secretary, General Counsel and Head of Legal and Compliance

WESTERN ASSET MANAGEMENT LIMITED (“WAML”)

Western Asset Management Company Limited – 10 Exchange Square, Primrose Street, London EC2A 2EN, United Kingdom

Western Asset Management Company Limited

Directors

James W. Hirschmann Peter L. Bain D. Daniel Fleet Jeffrey A. Nattans Michael B. Zelouf

Officers

D. Daniel Fleet	President
James W. Hirschmann	Managing Director
Suzanne Taylor-King	Finance Officer
Michael B. Zelouf	Head of London Operations

Unless otherwise indicated, no additional offices are held by the persons listed above.

Office/Director	Other Offices Held

Peter L. Bain	Director, LMCM

Director, Batterymarch

Manager, Brandywine

Director, Brandywine Singapore

Manager, Clear Adv

Director, Clear Asset

Manager, GCIM

Senior Executive Vice President, Legg Mason, Inc.

Director, Barrett

Director, Bartlett

Director, LMFA

Director, LM Canada Hldg

Director, LM Funding

Manager, GAA

Manager, LMIC

Manager, LMPFA

Director, LMREI

Director, LMRESA

President and Director, LMRC

President and Director, LMRG

President and Director, LMRP

President and Director, LM Tower

President and Director, LMRCII

President and Director, LMRC Properties

Director, PCM I

Director, PCM II

Director, Permal

Manager, Royce

Director, WAM

Director, WAMCL

Director, WAM Tokyo

Director, WAM Australia

Director, WAMCO Hldgs Ltd.

Director, WAM Singapore

D. Daniel Fleet	Director, WAMCL Director, WAM Tokyo Director, WAM Australia Director, WAMCO Hldgs Ltd. Director, WAM Singapore

Jeffrey A. Nattans	Director, WAM Vice President, Legg Mason, Inc. Manager and Vice President, LMIH Director, WAMCL Director, WAM Tokyo Director, WAM Australia Director, WAMCO Hldgs Ltd. Director, WAM Singapore

Office/Director	Other Offices Held

James W. Hirschmann III	Director, WAM Director, WAMCL

Addresses for Item 26:

Barrett Associates, Inc. (“Barrett”)

565 Fifth Avenue

New York, NY 10017

Bartlett & Co. (“Bartlett”)

36 East Fourth Street

Cincinnati, OH 45202

Batterymarch Financial Management, Inc. (“Batterymarch”)

John Hancock Tower

200 Clarendon Street, 49th Floor

Boston, MA 02116

Brandywine Global Investment Management, LLC (“Brandywine”)

2929 Arch Street, 8th Floor

Philadelphia, PA 19104

Brandywine Global Investment Management (Asia) Pte Ltd. (“Brandywine Singapore”)

36 Robinson House, #18

City House

Singapore

Clearbridge Advisors, LLC (“Clear Adv”)

620 Eighth Avenue

New York, NY 10018

Clearbridge Asset Management, Inc. (“Clear Asset”)

620 Eighth Avenue

New York, NY 10018

Global Currents Investment Management, LLC (“GCIM”)

100 Light Street

Baltimore, MD 21202

Legg Mason Capital Management, Inc. (“LMCM”)

100 Light Street

Baltimore, MD 21202

Legg Mason Canada Holdings Ltd. (“LM Canada Hldg”)

44 Chipman Hill, 10th Floor

St. John, New Brunswick E2L 4S6

Canada

Legg Mason Fund Adviser, Inc. (“LMFA”)

100 Light Street

Baltimore, MD 21202

Legg Mason Funding Corp. (“LM Funding”)

100 Light Street

Baltimore, MD 21202

Legg Mason Global Asset Allocation, LLC (“GAA”)

300 First Stamford Place, 4th Floor

Stamford, CT 06902

Legg Mason, Inc.

100 Light Street

Baltimore, MD 21202

Legg Mason International Holdings, LLC (“LMIH”)

100 Light Street

Baltimore, MD 21202

Legg Mason Investment Counsel, LLC (“LMIC”)

100 Light Street

Baltimore, MD 21202

Legg Mason Partners Fund Advisor, LLC (“LMPFA”)

399 Park Ave.

New York, NY 10022

Legg Mason Real Estate Investors, Inc. (“LMREI”)

100 Light Street

Baltimore, MD 21202

Legg Mason Real Estate Securities Advisors, Inc. (“LMRESA”)

100 Light Street

Baltimore, MD 21202

Legg Mason Realty Capital, Inc. (“LMRC”)

100 Light Street

Baltimore, MD 21202

Legg Mason Realty Group, Inc. (“LMRG”)

100 Light Street

Baltimore, MD 21202

Legg Mason Realty Partners, Inc. (“LMRP”)

100 Light Street

Baltimore, MD 21202

Legg Mason Tower, Inc. (“LM Tower”)

100 Light Street

Baltimore, MD 21202

LMRC II, Inc. (“LMRC II”)

100 Light Street

Baltimore, MD 21202

LMRC Properties, Inc. (“LMRC Properties”)

100 Light Street

Baltimore, MD 21202

PCM Holdings I, Inc. (“PCM I”)

8889 Pelican Bay Boulevard, Suite 500

Naples, FL 34108-7512

PCM Holdings II, LLC (“PCM II”)

8889 Pelican Bay Boulevard, Suite 500

Naples, FL 34108-7512

Permal Asset Management, Inc. (“Permal”)

900 Third Ave. 28th Floor

New York, NY 10022

Royce & Associates, LLC (“Royce”)

1414 Avenue of the Americas

New York, NY 10019

Western Asset Management Company (“WAM”)

385 East Colorado Boulevard

Pasadena, CA 91101

Western Asset Management Company Limited (“WAMCL”)

10 Exchange Square

Primrose Street

London EC2A2EN England

Western Asset Management Company Ltd (“WAM Tokyo”)

36F Shin-Marunouchi Building

5-1 Marunouchi 1-Chome Chiyoda-Ku

Tokyo 100-6536 Japan

Western Asset Management Company Pty Ltd (“WAM Australia”)

Level 48

120 Collins Street

GPO Box 507

Melbourne Victoria 3000 Australia

Western Asset Management (UK) Holdings Limited (“WAMCO Hldgs Ltd”)

10 Exchange Square

Primrose Street

London EC2A2EN England

Western Asset Management Company Pte, Ltd (“WAM Singapore”)

1 George Street, #23-01

Singapore 049145

Item 32:	Principal Underwriters

(a) MML Distributors LLC is the General Distributor of the Trust Shares.

(b) MML Distributors, LLC is the general distributor for the Registrant.

The following are the names and positions of the officers and directors of MML Distributors, LLC, whose principal office is 1295 State Street, Springfield, Massachusetts 01111-0001:

Elaine A. Sarsynski, Chief Executive Officer, President and Springfield OSJ Supervisor (since 7/21/2009), MML Distributors, LLC; RS Supervisor (since 1/21/2009) and Director (since 12/4/2006), MML Investors Services, Inc., 1295 State Street, Springfield, Massachusetts 01111-0001; Chairman and Chief Executive Officer, MassMutual International LLC, 1295 State Street, Springfield, Massachusetts 01111-0001; and Executive Vice President (Retirement Services), MassMutual, 1295 State Street, Springfield, Massachusetts 01111-0001.

Michael Fanning, Member Representative (MassMutual and MassMutual Holding LLC (since 7/21/2009)) and USIG Operations Supervisor (since 10/21/2008), MML Distributors, LLC; Chairman of the Board and Chief Executive Officer (since 12/3/2008), MML Investors Services, Inc., 1295 State Street, Springfield, Massachusetts 01111-0001; and Executive Vice President and Head of U.S. Insurance Group, MassMutual, 1295 State Street, Springfield, Massachusetts 01111-0001.

Robert S. Rosenthal, Vice President (since 10/15/2004), Chief Legal Officer (since 10/26/2006) and Secretary (since 10/26/2006), MML Distributors, LLC; Chief Legal Officer, Vice President, Associate General Counsel and Secretary (since 12/4/2006), MML Investors Services, Inc., 1295 State Street, Springfield, Massachusetts 01111-0001; Chief Legal Officer and Secretary (since 3/7/2005), MMLISI Financial Alliances, LLC, 1295 State Street, Springfield, Massachusetts 01111-0001; and Vice President and Associate General Counsel, MassMutual, 1295 State Street, Springfield, Massachusetts 01111-0001.

Susan Scanlon, Vice President (since 9/29/2009), MML Distributors, LLC; and Vice President, USIG Compliance, MassMutual, 100 Bright Meadow Boulevard, Enfield, Connecticut 06082-1981.

Eric H. Wietsma, Vice President (since 12/9/2009), Retirement Services Supervisor (since 12/5/2006) and Fund Product Distribution Officer (since 12/21/2007), MML Distributors, LLC; and Corporate Vice President (Retirement Services), MassMutual, 1295 State Street, Springfield, Massachusetts 01111-0001.

John Carlson, Vice President (since 12/9/2009), National Sales Supervisor (since (11/10/2009), MML Distributors, LLC; National Sales Supervisor (since 10/20/2009), MML Investors Services, Inc., 1295 State Street, Springfield, Massachusetts 01111-0001; Director (since 9/14/2009), MMLISI Financial Alliances, LLC, 1295 State Street, Springfield, Massachusetts 01111-0001; and Corporate Vice President, USIG-CAD, MassMutual, 100 Bright Meadow Boulevard, Enfield, Connecticut 06082-1981.

Edward K. Duch, III, Assistant Secretary (since 10/15/2004), MML Distributors, LLC; Assistant Secretary (since 3/8/2004), MML Investors Services, Inc., 1295 State Street, Springfield, Massachusetts 01111-0001; Assistant Secretary (3/8/2008), MMLISI Financial Alliances, LLC, 1295 State Street, Springfield, Massachusetts 01111-0001; and Assistant Vice President and Counsel, MassMutual, 1295 State Street, Springfield, Massachusetts 01111-0001.

Jennifer L. Dupuis-Krause, Assistant Secretary (since 4/21/2008), MML Distributors, LLC; Assistant Secretary (since 5/15/2008), MML Investors Services, Inc., 1295 State Street, Springfield, Massachusetts 01111-0001; Assistant Secretary (4/22/2008), MMLISI Financial Alliances, LLC, 1295 State Street, Springfield, Massachusetts 01111-0001; and Legal Specialist-Law, MassMutual, 1295 State Street, Springfield, Massachusetts 01111-0001.

Christine Peaslee, Assistant Secretary (since 5/15/2008), MML Distributors, LLC; Assistant Secretary (since 5/15/2008), MML Investors Services, Inc., 1295 State Street, Springfield, Massachusetts 01111-0001; Assistant Secretary (7/14/2009), MMLISI Financial Alliances, LLC, 1295 State Street, Springfield, Massachusetts 01111-0001 and Vice President, Corporate Secretary and Counsel, MassMutual, 1295 State Street, Springfield, Massachusetts 01111-0001.

William H. McCauley, Jr., Chief Financial Officer and Treasurer (since 9/16/2009) and Assistant Vice President (since 12/21/2007), MML Distributors, LLC; Chief Financial Officer, Treasurer and Assistant Vice President (since 9/16/2009), MML Investors Services, Inc., 1295 State Street, Springfield, Massachusetts 01111-0001; and Treasurer and Financial Operations Principal (since 9/16/2009), MMLISI Financial Alliances, LLC, 1295 State Street, Springfield, Massachusetts 01111-0001.

Bruce C. Frisbie, Assistant Treasurer (since 5/9/2005), MML Distributors, LLC; Assistant Treasurer (since 11/29/2004), MML Investors Services, Inc., 1295 State Street, Springfield, Massachusetts 01111-0001; Assistant Treasurer (since 4/22/2008), MMLISI Financial Alliances, LLC, 1295 State Street, Springfield, Massachusetts 01111-0001; and Assistant Vice President and Associate Treasurer, MassMutual, 1295 State Street, Springfield, Massachusetts 01111-0001.

Cade H. Cherry, Assistant Treasurer (since 8/21/2006), MML Distributors, LLC; and Assistant Vice President, USIG, MassMutual, 100 Bright Meadow Boulevard, Enfield, Connecticut 06082-1981.

Kevin LaComb, Assistant Treasurer (since 5/6/2003), MML Distributors, LLC; Assistant Treasurer (11/28/2001), MML Investors Services, Inc., 1295 State Street, Springfield, Massachusetts 01111-0001; and Assistant Vice President, Corporate Tax, MassMutual, 1295 State Street, Springfield, Massachusetts 01111-0001.

Lenore MacWade, Assistant Treasurer (since 8/21/2006), MML Distributors, LLC; and Assistant Treasurer (6/5/2007), MML Investors Services, Inc., 1295 State Street, Springfield, Massachusetts 01111-0001.

Donna Watson, Cash and Trading Supervisor (since 5/20/2006) and Assistant Treasurer (since 5/20/2006), MML Distributors, LLC; and Director-RS Fund Operations, MassMutual, 1295 State Street, Springfield, Massachusetts 01111-0001.

Barbara Upton, Chief Compliance Officer (since 8/19/2009) and Assistant Vice President (since 3/26/2009), MML Distributors, LLC; and Assistant Vice President (Retirement Services-Compliance), MassMutual, 1295 State Street, Springfield, Massachusetts 01111-0001.

Sam Jaberi, Chief Technology Officer (since 11/10/2009), MML Distributors, LLC; Chief Technology Officer (since 10/20/2009), MML Investors Services, Inc., 1295 State Street, Springfield, Massachusetts 01111-0001; and Vice President, USIG-B&TS, MassMutual, 1295 State Street, Springfield, Massachusetts 01111-0001.

Kathy Rogers, Continuing Education Officer (since 2/27/2006), MML Distributors, LLC; and Continuing Education Officer (since 3/14/2006), MML Investors Services, Inc., 1295 State Street, Springfield, Massachusetts 01111-0001.

Stephen Alibozek, Entity Contracting Officer (since 10/21/2008), MML Distributors, LLC; and Director-USIG Service and Operations, MassMutual, 1295 State Street, Springfield, Massachusetts 01111-0001.

Mark Larose, Registration Manager (since 11/10/2009), MML Distributors, LLC; Co-Chief Operations Officer (since 1/6/2009), Assistant Vice President (since 10/20/2009) and Registration Manager (since 9/16/2009), MML Investors Services, Inc., 1295 State Street, Springfield, Massachusetts 01111-0001; Registration Manager (since 9/16/2009), MMLISI Financial Alliances, LLC, 1295 State Street, Springfield, Massachusetts 01111-0001; and Assistant Vice President, USIG-Sales and Distribution, MassMutual, 1295 State Street, Springfield, Massachusetts 01111-0001.

Melissa Millan, USIG Product/Sales Supervisor (since 10/21/2008), MML Distributors, LLC; Director (since 5/2/2007), MML Investors Services, Inc., 1295 State Street, Springfield, Massachusetts 01111-0001; and Senior Vice President, USIG, MassMutual, 100 Bright Meadow Boulevard, Enfield, Connecticut 06082-1981.

Richard J. Byrne, Variable Annuity Supervisor and Variable Annuity Product Distribution Officer (since 11/10/2009), MML Distributors, LLC; Variable Annuity Product Distribution Officer (since 10/20/2009), MML Investors Services, Inc., 1295 State Street, Springfield, Massachusetts 01111-0001; and Vice President, USIG-Annuity Products, MassMutual, 100 Bright Meadow Boulevard, Enfield, Connecticut 06082-1981.

Jo-Anne Rankin, Variable Life Product Distribution Officer (since 10/21/2008), MML Distributors, LLC; Variable Life Product Distribution Officer (since 12/3/2008), MML Investors Services, Inc., 1295 State Street, Springfield, Massachusetts 01111-0001; and Vice President and Actuary-USIG, MassMutual, 100 Bright Meadow Boulevard, Enfield, Connecticut 06082-1981.

Michele White, Enfield OSJ Supervisor (since 11/10/2009), MML Distributors, LLC; and Vice President, USIG-Service and Operations, MassMutual, 100 Bright Meadow Boulevard, Enfield, Connecticut 06082-1981.

(c) Not Applicable

Item 33:	Location of Accounts and Records

Each account, book or other document required to be maintained by Registrant pursuant to Section 31(a) of the Investment Company Act of 1940 and Rules 31a-1 to 31a-3 thereunder are maintained as follows:

(Declaration of Trust and Bylaws)

MassMutual Select Funds

1295 State Street

Springfield, Massachusetts 01111-0001

(With respect to its services as investment adviser)

Massachusetts Mutual Life Insurance Company

1295 State Street

Springfield, Massachusetts 01111-0001

(With respect to its services as subadviser)

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(With respect to its services as subadviser)

Barrow, Hanley, Mewhinney & Strauss, Inc.

JPMorgan Chase Tower

2200 Ross Avenue

31st Floor

Dallas, Texas 75201

(With respect to its services as subadviser)

BlackRock Investment Management, LLC

800 Scudders Mill Road

Plainsboro, New Jersey 08536

(With respect to its services as subadviser)

Brandywine Global Investment Management, LLC

2929 Arch Street, 8th Floor

Philadelphia, Pennsylvania 19104

(With respect to its services as subadviser)

Cooke & Bieler, L.P.

1700 Market Street

Suite 3222

Philadelphia, Pennsylvania 19103

(With respect to its services as subadviser)

Davis Selected Advisers, L.P.

2949 East Elvira Road, Suite 101

Tucson, Arizona 85756

(With respect to its services as subadviser)

Delaware Management Company

2005 Market Street

Philadelphia, Pennsylvania 19103

(With respect to its services as subadviser)

Eagle Asset Management, Inc.

880 Carillon Parkway

St. Petersburg, Florida 33716

(With respect to its services as subadviser)

EARNEST Partners, LLC

1180 Peachtree Street, Suite 2300

Atlanta, Georgia 30309

(With respect to its services as subadviser)

Essex Investment Management Company, LLC

125 High Street, 29th Floor

Boston, Massachusetts 02110

(With respect to its services as subadviser)

Federated Clover Investment Advisors

400 Meridian Centre

Suite 200

Rochester, New York 14618

(With respect to its services as subadviser)

Harris Associates LP

2 North LaSalle Street

Chicago, Illinois 60602

(With respect to its services as subadviser)

Insight Capital Research & Management, Inc.

2121 N. California Boulevard

Suite 560

Walnut Creek, California 94596

(With respect to its services as subadviser)

J.P. Morgan Investment Management Inc.

245 Park Avenue

New York, New York 10167

(With respect to its services as subadviser)

Loomis, Sayles & Company, L.P.

One Financial Center

Boston, Massachusetts 02111

(With respect to its services as subadviser)

Massachusetts Financial Services Company

500 Boylston Street

Boston, Massachusetts 02116

(With respect to its services as subadviser)

Northern Trust Investments, N.A.

50 South LaSalle Street

Chicago, Illinois 60603

(With respect to its services as subadviser)

Pyramis Global Advisors, LLC

900 Salem Street

Smithfield, Rhode Island 02917

(With respect to its services as subadviser)

Rainier Investment Management, Inc.

601 Union Street

Seattle, Washington 98101

(With respect to its services as subadviser)

Sands Capital Management, LLC

1101 Wilson Boulevard, Suite 2300

Arlington, Virginia 22209

(With respect to its services as subadviser)

Systematic Financial Management, L.P.

300 Frank W. Burr Boulevard

Glenpointe East, 7th Floor

Teaneck, New Jersey 07666

(With respect to its services as subadviser)

T. Rowe Price Associates, Inc.

100 East Pratt Street

Baltimore, Maryland 21202

(With respect to its services as subadviser)

The Boston Company Asset Management, LLC

BNY Mellon Center

201 Washington Street

Boston, Massachusetts 02108

(With respect to its services as subadviser)

Turner Investment Partners, Inc.

1205 Westlakes Drive, Suite 100

Berwyn, Pennsylvania 19312

(With respect to its services as subadviser)

Victory Capital Management Inc.

127 Public Square

Cleveland, Ohio 44114

(With respect to its services as subadviser)

Waddell & Reed Investment Management Company

6300 Lamar Avenue

Overland Park, Kansas 66202

(With respect to its services as subadviser)

Wellington Management Company, LLP

75 State Street

Boston, Massachusetts 02109

(With respect to its services as subadviser)

Western Asset Management Company

385 East Colorado Boulevard

Pasadena, California 91101

(With respect to its services as subadviser)

Western Asset Management Company Limited

10 Exchange Square

Primrose Street

London, EC2A 2EN, United Kingdom

(With respect to its services as Distributor)

MML Distributors, LLC

1295 State Street

Springfield, Massachusetts 01111-0001

and, c/o State Street Bank and Trust Company

200 Clarendon Street, P.O. Box 9130

Boston, Massachusetts 02117-9130

(With respect to its services as Sub-Administrator, Transfer Agent and Custodian)

State Street Bank and Trust Company

200 Clarendon Street, P.O. Box 9130

Boston, Massachusetts 02117-9130

(With respect to its services as Custodian)

Brown Brothers Harriman & Co.

40 Water Street

Boston, Massachussetts 02109

(With respect to their services as counsel)

Ropes & Gray LLP

One International Place

Boston, Massachusetts 02110

Item 34:	Management Services

Not Applicable.

Item 35:	Undertakings

(a) The Registrant hereby undertakes to call a meeting of shareholders for the purposes of voting upon the question of removal of a trustee or trustees, and to assist in communications with other shareholders as required by Section 16(c) of the Securities Act of 1933, as amended, but only where it is requested to do so by the holders of at least 10% of the Registrant’s outstanding voting securities.

(b) The Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant’s latest annual report to shareholders, upon request and without charge.

(c) The assets of the offshore fund will be maintained at all times in accordance with the requirements of Section 17(f) of the Investment Company Act, except to the extent that doing so is not possible or reasonably practicable in light of the fact that the offshore fund is not an investment company registered with the Commission under the Investment Company Act.

(d) The Fund will maintain duplicate copies of the offshore fund’s books and records within the United States for use by its service providers, and the Commission and its staff will have access to the books and records consistent with the requirement of Section 31 of the Investment Company Act and the rules thereunder.

(e) The offshore fund will designate its custodian as agent in the United States for service of process in any suit, action or proceeding before the Commission or any appropriate court, and the offshore fund will consent to the jurisdiction of the U.S. courts and the Commission over it.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Post-Effective Amendment No. 50 to its Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Springfield and the Commonwealth of Massachusetts as of the 15th day of January, 2010.

MASSMUTUAL SELECT FUNDS

By:	/s/ ERIC WIETSMA
Eric Wietsma President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 50 to the Registration Statement has been signed by the following persons in the capacities as indicated as of the 15th day of January, 2010.

Signature	Title

/s/ ERIC WIETSMA Eric Wietsma	President and Chief Executive Officer

/s/ NICHOLAS H. PALMERINO Nicholas H. Palmerino	Chief Financial Officer and Treasurer

* Richard H. Ayers	Chairman and Trustee

* Allan W. Blair	Trustee

* Mary E. Boland	Trustee

* R. Alan Hunter, Jr.	Trustee

* Robert E. Joyal	Trustee

* F. William Marshall, Jr.	Trustee

* Elaine A. Sarsynski	Trustee

* Susan B. Sweeney	Trustee

*By:	/s/ ANDREW M. GOLDBERG
Andrew M. Goldberg Attorney-in-Fact

INDEX TO EXHIBITS

Exhibit No.	Title of Exhibit

D(50)	Investment Sub-Advisory Agreement with Brandywine Global Investment Management, LLC for Select Diversified Value Fund

D(51)	Investment Sub-Advisory Agreement with Loomis, Sayles & Company, L.P. for Select Diversified Value Fund

D(63)	Investment Sub-Advisory Agreement with Barrow, Hanley, Mewhinney & Strauss, Inc. for Select Small Cap Value Equity Fund

P(28)	Code of Ethics for Brandywine Global Investment Management, LLC

P(29)	Code of Ethics for Loomis, Sayles & Company, L.P.